UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-21-182910) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Items 1 and 6, this submission is identical in all material respects to the initial submission.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—Municipal Value Funds
•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
•	PIMCO Funds—PIMCO Climate Bond Fund
•	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Income Fund

Filed under this submission on Form N-CSR:

•	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund
•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Real Return Fund
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—Private Account Portfolio Series – All Asset Funds
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Annual Report

March 31, 2021

PIMCO International Bond Fund (U.S. Dollar-Hedged)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

2	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (Cont.)

at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged)

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of tariffs on restrictions on U.S. investments in certain issuers and goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return

6	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO International Bond Fund (U.S. Dollar-Hedged)	12/02/92	12/02/92	04/30/08	04/27/18	01/28/97	01/20/97	01/20/97	12/31/02	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that, allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also

8	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2021	9

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO International Bond Fund (U.S. Dollar-Hedged) Institutional Class	6.79%	4.46%	5.48%	6.97%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-2	6.68%	4.35%	5.37%	6.87%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-3	6.63%	4.31%	5.32%	6.81%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Administrative Class	6.52%	4.20%	5.22%	6.71%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A	6.36%	4.04%	5.06%	6.51%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	2.37%	3.25%	4.66%	6.37%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C	5.57%	3.26%	4.27%	5.72%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	4.57%	3.26%	4.27%	5.72%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class R	6.10%	3.78%	4.80%	6.24%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index	1.45%	3.28%	4.22%	5.69%♦
Lipper International Income Funds Average	8.49%	2.13%	1.74%	5.07%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.60% for the Institutional Class shares, 0.70% for I-2 shares, 0.80% for I-3 shares, 0.85% for Administrative Class shares, 1.00% for Class A shares, 1.75% for Class C shares, and 1.25% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Institutional Class - PFORX	I-2 - PFBPX	I-3 - PFONX	Administrative Class - PFRAX
Class A - PFOAX	Class C - PFOCX	Class R - PFRRX

Geographic Breakdown as of March 31, 2021†§

United States	32.0%
China	10.6%
United Kingdom	10.0%
Japan	8.9%
Short-Term Instruments‡	5.8%
France	3.2%
Cayman Islands	3.1%
Denmark	2.8%
Spain	2.5%
Israel	2.1%
Australia	2.1%
Italy	2.1%
Germany	2.0%
South Korea	1.6%
Qatar	1.2%
Netherlands	1.2%
Canada	1.2%
Ireland	1.2%
Saudi Arabia	1.1%
Other	5.3%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to financials within corporate credit contributed to relative performance, as spreads tightened.

»	Positions in non-Agency mortgage-backed securities contributed to relative performance, as spreads tightened.

»	Overweight exposure to emerging market external debt contributed to relative performance, as spreads tightened.
»	Underweight exposure to non-financial corporate credit detracted from relative performance, as spreads tightened.

»	Overweight exposure to duration in Australia detracted from relative performance, as yields increased.

»	Underweight exposure to local authority bonds in Canada detracted from relative performance as these securities outperformed like-duration sovereigns.

ANNUAL REPORT	MARCH 31, 2021	11

Expense Example PIMCO International Bond Fund (U.S. Dollar-Hedged)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,007.40	$2.55	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	1,006.90	3.05	1,000.00	1,021.89	3.07	0.61
I-3	1,000.00	1,006.60	3.30	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	1,006.10	3.80	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	1,005.40	4.55	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,001.60	8.28	1,000.00	1,016.65	8.35	1.66
Class R	1,000.00	1,004.10	5.80	1,000.00	1,019.15	5.84	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index	Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities. The index launched on 1/1/1998. The index performance shown prior to that date is calculated using the JPMorgan GBI Global ex-US Index Hedged in USD, which was the Fund’s primary benchmark index from the Fund’s inception until 12/1/2015.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2021	13

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2021	$10.45	$0.20	$0.51	$0.71	$(0.26)	$0.00	$(0.26)

03/31/2020	10.90	0.24	0.01	0.25	(0.67)	(0.03)	(0.70)

03/31/2019	10.78	0.23	0.22	0.45	(0.30)	(0.03)	(0.33)

03/31/2018	10.50	0.19	0.26	0.45	(0.17)	0.00	(0.17)

03/31/2017	10.16	0.20	0.29	0.49	(0.15)	0.00	(0.15)

I-2

03/31/2021	10.45	0.19	0.51	0.70	(0.25)	0.00	(0.25)

03/31/2020	10.90	0.23	0.01	0.24	(0.66)	(0.03)	(0.69)

03/31/2019	10.78	0.22	0.22	0.44	(0.29)	(0.03)	(0.32)

03/31/2018	10.50	0.18	0.26	0.44	(0.16)	0.00	(0.16)

03/31/2017	10.16	0.18	0.30	0.48	(0.14)	0.00	(0.14)

I-3

03/31/2021	10.45	0.19	0.50	0.69	(0.24)	0.00	(0.24)

03/31/2020	10.90	0.22	0.02	0.24	(0.66)	(0.03)	(0.69)

04/27/2018 - 03/31/2019	10.75	0.20	0.25	0.45	(0.27)	(0.03)	(0.30)

Administrative Class

03/31/2021	10.45	0.18	0.50	0.68	(0.23)	0.00	(0.23)

03/31/2020	10.90	0.21	0.02	0.23	(0.65)	(0.03)	(0.68)

03/31/2019	10.78	0.20	0.22	0.42	(0.27)	(0.03)	(0.30)

03/31/2018	10.50	0.17	0.25	0.42	(0.14)	0.00	(0.14)

03/31/2017	10.16	0.17	0.29	0.46	(0.12)	0.00	(0.12)

Class A

03/31/2021	10.45	0.16	0.50	0.66	(0.21)	0.00	(0.21)

03/31/2020	10.90	0.20	0.01	0.21	(0.63)	(0.03)	(0.66)

03/31/2019	10.78	0.19	0.22	0.41	(0.26)	(0.03)	(0.29)

03/31/2018	10.50	0.15	0.25	0.40	(0.12)	0.00	(0.12)

03/31/2017	10.16	0.16	0.28	0.44	(0.10)	0.00	(0.10)

Class C

03/31/2021	10.45	0.08	0.50	0.58	(0.13)	0.00	(0.13)

03/31/2020	10.90	0.11	0.02	0.13	(0.55)	(0.03)	(0.58)

03/31/2019	10.78	0.11	0.22	0.33	(0.18)	(0.03)	(0.21)

03/31/2018	10.49	0.07	0.26	0.33	(0.04)	0.00	(0.04)

03/31/2017	10.16	0.07	0.29	0.36	(0.03)	0.00	(0.03)

14	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.90	6.79%	$8,358,457	0.52%		0.52%		0.50%		0.50%		1.87%		520%

10.45	2.22	7,276,178	0.60		0.60		0.50		0.50		2.18		333

10.90	4.25	7,004,484	0.55		0.55		0.50		0.50		2.15		202

10.78	4.28	5,441,847	0.56		0.56		0.50		0.50		1.81		154

10.50	4.80	4,934,256	0.55		0.55		0.50		0.50		1.87		252

10.90	6.68	3,086,917	0.62		0.62		0.60		0.60		1.77		520

10.45	2.12	2,323,448	0.70		0.70		0.60		0.60		2.08		333

10.90	4.15	2,235,345	0.65		0.65		0.60		0.60		2.05		202

10.78	4.18	1,813,474	0.66		0.66		0.60		0.60		1.71		154

10.50	4.70	1,467,122	0.65		0.65		0.60		0.60		1.71		252

10.90	6.63	193,552	0.67		0.72		0.65		0.70		1.72		520

10.45	2.08	87,917	0.75		0.80		0.65		0.70		1.99		333

10.90	4.27	44,144	0.70	*	0.75	*	0.65	*	0.70	*	2.05	*	202

10.90	6.52	142,953	0.77		0.77		0.75		0.75		1.62		520

10.45	1.97	118,743	0.85		0.85		0.75		0.75		1.93		333

10.90	3.99	105,489	0.80		0.80		0.75		0.75		1.90		202

10.78	4.02	113,659	0.81		0.81		0.75		0.75		1.56		154

10.50	4.54	92,478	0.80		0.80		0.75		0.75		1.59		252

10.90	6.36	1,067,670	0.92		0.92		0.90		0.90		1.47		520

10.45	1.81	1,016,466	1.00		1.00		0.90		0.90		1.79		333

10.90	3.84	1,307,657	0.95		0.95		0.90		0.90		1.75		202

10.78	3.86	1,430,893	0.96		0.96		0.90		0.90		1.44		154

10.50	4.38	454,901	0.95		0.95		0.90		0.90		1.52		252

10.90	5.57	64,114	1.67		1.67		1.65		1.65		0.72		520

10.45	1.06	69,590	1.75		1.75		1.65		1.65		1.04		333

10.90	3.07	74,219	1.70		1.70		1.65		1.65		1.00		202

10.78	3.15	75,690	1.71		1.71		1.65		1.65		0.64		154

10.49	3.50	103,486	1.70		1.70		1.65		1.65		0.70		252

ANNUAL REPORT	MARCH 31, 2021	15

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class R

03/31/2021	$10.45	$0.13	$0.51	$0.64	$(0.19)	$0.00	$(0.19)

03/31/2020	10.90	0.17	0.01	0.18	(0.60)	(0.03)	(0.63)

03/31/2019	10.78	0.16	0.22	0.38	(0.23)	(0.03)	(0.26)

03/31/2018	10.50	0.12	0.26	0.38	(0.10)	0.00	(0.10)

03/31/2017	10.16	0.13	0.29	0.42	(0.08)	0.00	(0.08)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.90	6.10%	$72,152	1.17%	1.17%	1.15%	1.15%	1.22%	520%

10.45	1.56	66,882	1.25	1.25	1.15	1.15	1.54	333

10.90	3.58	67,237	1.20	1.20	1.15	1.15	1.50	202

10.78	3.61	55,673	1.21	1.21	1.15	1.15	1.16	154

10.50	4.12	45,852	1.20	1.20	1.15	1.15	1.21	252

ANNUAL REPORT	MARCH 31, 2021	17

Statement of Assets and Liabilities PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$15,328,933
Investments in Affiliates	732,544

Financial Derivative Instruments
Exchange-traded or centrally cleared	13,638
Over the counter	226,375
Cash	1
Deposits with counterparty	27,515
Foreign currency, at value	42,760
Receivable for investments sold	300,857
Receivable for TBA investments sold	5,106,694
Receivable for Fund shares sold	39,301
Interest and/or dividends receivable	83,455
Dividends receivable from Affiliates	523
Reimbursement receivable from PIMCO	8
Other assets	56

Total Assets	21,902,660

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,148,432
Payable for sale-buyback transactions	99,265
Payable for short sales	1,452,708

Financial Derivative Instruments
Exchange-traded or centrally cleared	22,726
Over the counter	58,690
Payable for investments purchased	452,179
Payable for investments in Affiliates purchased	523
Payable for TBA investments purchased	5,445,845
Deposits from counterparty	188,600
Payable for Fund shares redeemed	38,440
Distributions payable	2,869
Accrued investment advisory fees	2,752
Accrued supervisory and administrative fees	3,201
Accrued distribution fees	87
Accrued servicing fees	260
Other liabilities	268

Total Liabilities	8,916,845

Net Assets	$12,985,815

Net Assets Consist of:

Paid in capital	$12,696,482
Distributable earnings (accumulated loss)	289,333

Net Assets	$12,985,815

Cost of investments in securities	$14,833,051
Cost of investments in Affiliates	$729,160
Cost of foreign currency held	$46,520
Proceeds received on short sales	$1,463,702
Cost or premiums of financial derivative instruments, net	$(44,225)

* Includes repurchase agreements of:	$51,565

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$8,358,457
I-2	3,086,917
I-3	193,552
Administrative Class	142,953
Class A	1,067,670
Class C	64,114
Class R	72,152

Shares Issued and Outstanding:

Institutional Class	766,732
I-2	283,167
I-3	17,755
Administrative Class	13,113
Class A	97,938
Class C	5,881
Class R	6,619

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.90
I-2	10.90
I-3	10.90
Administrative Class	10.90
Class A	10.90
Class C	10.90
Class R	10.90

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	19

Statement of Operations PIMCO International Bond Fund (U.S. Dollar-Hedged)

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$280,929
Dividends	2,893
Dividends from Investments in Affiliates	7,998
Total Income	291,820

Expenses:

Investment advisory fees	30,516
Supervisory and administrative fees	35,376
Distribution and/or servicing fees - Administrative Class	339
Distribution fees - Class C	516
Distribution fees - Class R	173
Servicing fees - Class A	2,705
Servicing fees - Class C	172
Servicing fees - Class R	173
Trustee fees	70
Interest expense	2,145
Miscellaneous expense	71
Total Expenses	72,256
Waiver and/or Reimbursement by PIMCO	(83)
Net Expenses	72,173

Net Investment Income (Loss)	219,647

Net Realized Gain (Loss):

Investments in securities	263,226
Investments in Affiliates	248
Exchange-traded or centrally cleared financial derivative instruments	(16,032)
Over the counter financial derivative instruments	(447,264)
Short sales	(1,593)
Foreign currency	(93,830)

Net Realized Gain (Loss)	(295,245)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	404,740
Investments in Affiliates	20,140
Exchange-traded or centrally cleared financial derivative instruments	192,024
Over the counter financial derivative instruments	212,852
Short sales	5,427
Foreign currency assets and liabilities	(15,836)

Net Change in Unrealized Appreciation (Depreciation)	819,347

Net Increase (Decrease) in Net Assets Resulting from Operations	$743,749

* Foreign tax withholdings	$982

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Statements of Changes in Net Assets PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$219,647	$251,017
Net realized gain (loss)	(295,245)	230,409
Net change in unrealized appreciation (depreciation)	819,347	(259,172)

Net Increase (Decrease) in Net Assets Resulting from Operations	743,749	222,254

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(191,013)	(512,566)
I-2	(62,261)	(164,196)
I-3	(3,773)	(5,824)
Administrative Class	(2,917)	(7,410)
Class A	(21,076)	(72,889)
Class C	(830)	(3,952)
Class R	(1,195)	(3,827)

Total Distributions(a)	(283,065)	(770,664)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,565,907	669,059

Total Increase (Decrease) in Net Assets	2,026,591	120,649

Net Assets:

Beginning of year	10,959,224	10,838,575
End of year	$12,985,815	$10,959,224

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	21

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.1%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$5,750	$1,926
1.000% due 07/09/2029		126	45
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	136,540	901

Total Argentina (Cost $10,829)			2,872

AUSTRALIA 2.5%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
0.940% (BBSW1M + 0.930%) due 07/21/2026 ~	AUD	2,799	2,129

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
0.953% due 12/05/2059 •		$691	692
1.033% due 09/05/2057 •		8,705	8,731

RESIMAC Premier
1.153% due 02/07/2052 •		4,720	4,740

			14,163

SOVEREIGN ISSUES 2.4%

Australia Government International Bond
0.500% due 09/21/2026	AUD	270,600	201,345
1.750% due 06/21/2051		39,200	23,853
3.000% due 03/21/2047		61,100	49,431

Northern Territory Treasury Corp.
2.000% due 04/21/2031		8,800	6,529

South Australia Government Financing Authority
1.750% due 05/24/2032		17,100	12,448

Treasury Corp. of Victoria
4.250% due 12/20/2032		23,500	21,728

			315,334

Total Australia (Cost $327,856)			331,626

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Erste Group Bank AG
8.875% due 10/15/2021 •(g)(h)	EUR	800	981

Total Austria (Cost $944)			981

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BRAZIL 0.2%

CORPORATE BONDS & NOTES 0.2%

Petrobras Global Finance BV
5.093% due 01/15/2030		$19,000	$19,772
7.250% due 03/17/2044		450	516

Total Brazil (Cost $20,152)			20,288

CANADA 1.5%

CORPORATE BONDS & NOTES 0.7%

Enbridge, Inc.
0.689% (US0003M + 0.500%) due 02/18/2022 ~		$34,800	34,903

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	9,200	11,711

HSBC Bank Canada
1.650% due 09/10/2022		$14,600	14,874
3.300% due 11/28/2021		22,600	23,041

			84,529

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	10,784	8,770
2.867% due 02/12/2055 ~		16,700	13,375
3.072% due 08/12/2053		2,215	1,825
3.650% due 08/12/2053		6,200	5,280

			29,250

SOVEREIGN ISSUES 0.6%

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		10,758	10,956

Province of Ontario
2.500% due 04/27/2026		$4,000	4,270
2.600% due 06/02/2027	CAD	46,300	38,978

Province of Quebec
3.000% due 09/01/2023		19,200	16,189
5.000% due 12/01/2038		8,100	8,594

			78,987

Total Canada (Cost $186,922)			192,766

CAYMAN ISLANDS 3.9%

ASSET-BACKED SECURITIES 3.0%

Anchorage Capital CLO Ltd.
1.601% due 10/20/2031 •		$30,350	30,440

22	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brookside Mill CLO Ltd.
1.043% due 01/17/2028 •	$4,631	$4,629

Catamaran CLO Ltd.
1.313% due 01/18/2029 •	10,850	10,861

CIFC Funding Ltd.
1.078% due 10/25/2027 •	17,171	17,140

Dryden Senior Loan Fund
1.261% due 04/15/2029 •	15,000	15,026

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •	3,891	3,893

Figueroa CLO Ltd.
1.141% due 01/15/2027 •	1,443	1,444

Flagship CLO Ltd.
1.073% due 01/16/2026 •	928	930

GoldentTree Loan Management U.S. CLO Ltd.
1.564% due 01/20/2033 •	24,600	24,684

KKR CLO Ltd.
1.145% due 07/15/2030 •(b)	11,850	11,850

Marble Point CLO Ltd.
1.222% due 10/15/2030 •(b)	11,050	11,050

MidOcean Credit CLO
1.243% due 02/20/2031 •(b)	11,500	11,500
1.474% due 01/20/2029 •	6,400	6,407

MKS CLO Ltd.
1.224% due 07/20/2030 •	7,300	7,294

Monarch Grove CLO
1.098% due 01/25/2028 •	9,767	9,764

Mountain View CLO Ltd.
1.041% due 10/15/2026 •	925	924
1.731% due 04/15/2029 •	6,700	6,709

Ocean Trails CLO
0.987% due 07/15/2028 •(b)	7,400	7,400

Octagon Investment Partners Ltd.
1.091% due 07/15/2027 •	4,816	4,816

OZLM Ltd.
1.285% due 07/30/2027 •	18,147	18,148

Palmer Square Loan Funding Ltd.
1.924% due 07/20/2028 •	10,209	10,234

Sound Point CLO Ltd.
1.101% due 01/23/2029 •(b)	21,600	21,600
1.114% due 01/20/2028 •	2,704	2,707
1.274% due 10/20/2028 •	21,700	21,729

Sudbury Mill CLO Ltd.
1.373% due 01/17/2026 •	942	943

Symphony CLO Ltd.
1.121% due 04/15/2028 •	4,108	4,115
1.184% due 07/14/2026 •	6,386	6,394

Telos CLO Ltd.
1.173% due 04/17/2028 •	8,142	8,142

TICP CLO Ltd.
1.064% due 04/20/2028 •	35,255	35,253

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tralee CLO Ltd.
1.334% due 10/20/2028 •	$20,511	$20,516

Venture CLO Ltd.
1.076% due 10/20/2028 •	11,900	11,900
1.121% due 04/15/2027 •	3,927	3,932
1.221% due 08/28/2029 •	21,800	21,850

Vibrant CLO Ltd.
1.235% due 09/15/2030 •(b)	10,300	10,300

WhiteHorse Ltd.
1.153% due 04/17/2027 •	1,043	1,044

		385,568

CORPORATE BONDS & NOTES 0.8%

Ambac LSNI LLC
6.000% due 02/12/2023 •	757	760

CIFI Holdings Group Co. Ltd.
7.625% due 02/28/2023	7,200	7,492

KSA Sukuk Ltd.
2.894% due 04/20/2022	4,900	5,025

MGM China Holdings Ltd.
4.750% due 02/01/2027	3,400	3,455

QNB Finance Ltd.
1.202% (US0003M + 1.000%) due 05/02/2022 ~	1,000	1,004
1.243% (SOFRRATE + 1.225%) due 02/12/2022 ~	16,300	16,331
1.540% (US0003M + 1.350%) due 05/31/2021 ~	43,500	43,570

Sands China Ltd.
4.600% due 08/08/2023	4,200	4,502
5.125% due 08/08/2025	4,100	4,594
5.400% due 08/08/2028	9,200	10,534

Tencent Holdings Ltd.
3.595% due 01/19/2028	1,300	1,395

		98,662

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

BDS Ltd.
1.406% due 09/15/2035 •	10,700	10,759

Total Cayman Islands (Cost $492,065)		494,989

CHILE 0.1%

SOVEREIGN ISSUES 0.1%

Chile Government International Bond
2.450% due 01/31/2031	$9,700	9,762

Total Chile (Cost $9,696)		9,762

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	23

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 13.0%

CORPORATE BONDS & NOTES 0.0%

New Metro Global Ltd.
7.500% due 12/16/2021		$2,300	$2,359

SOVEREIGN ISSUES 13.0%

China Development Bank
2.890% due 06/22/2025	CNY	395,800	59,267
3.050% due 08/25/2026		811,100	121,206
3.180% due 04/05/2026		333,600	50,333
3.390% due 07/10/2027		195,300	29,607
3.430% due 01/14/2027		209,800	31,893
3.450% due 09/20/2029		74,500	11,221
3.480% due 01/08/2029		90,400	13,662
3.500% due 08/13/2026		404,900	61,942
3.650% due 05/21/2029		90,400	13,815
3.680% due 02/26/2026		2,506,000	387,395
3.740% due 09/10/2025		7,300	1,129
3.800% due 01/25/2036		63,000	9,655
4.040% due 04/10/2027		851,200	133,405
4.040% due 07/06/2028		181,100	28,417
4.150% due 10/26/2025		54,900	8,647
4.240% due 08/24/2027		1,581,200	250,767
4.880% due 02/09/2028		530,900	87,549

China Government International Bond
2.700% due 11/03/2026		294,700	44,143
2.740% due 08/04/2026		654,000	98,508
2.850% due 01/28/2026		65,000	9,853
2.850% due 06/04/2027		309,600	46,383
2.950% due 06/16/2023		43,900	6,715
3.220% due 12/06/2025		44,000	6,778
3.280% due 12/03/2027		840,200	129,049
3.290% due 10/18/2023		131,900	20,378
3.400% due 02/09/2027		26,000	4,042
3.820% due 11/02/2027		166,200	26,492

			1,692,251

Total China (Cost $1,609,813)			1,694,610

DENMARK 3.5%

CORPORATE BONDS & NOTES 3.5%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	1,026,278	157,503

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		534,606	81,856

Nykredit Realkredit A/S
1.000% due 10/01/2050		1,410,403	216,039

Total Denmark (Cost $437,658)			455,398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 3.9%

CORPORATE BONDS & NOTES 1.0%

BNP Paribas S.A.
1.904% due 09/30/2028 •		$45,940	$45,196
3.375% due 01/23/2026	GBP	8,500	12,836
4.625% due 02/25/2031 •(g)(h)		$2,400	2,391
6.750% due 03/14/2022 •(g)(h)		1,200	1,248

Danone S.A.
2.077% due 11/02/2021		2,000	2,018
2.589% due 11/02/2023		1,300	1,357

Dexia Credit Local S.A.
0.500% due 07/22/2023	GBP	7,100	9,827
3.250% due 09/26/2023		$6,800	7,260

Societe Generale S.A.
1.488% due 12/14/2026 •		49,200	48,378
6.750% due 04/07/2021 •(g)(h)	EUR	800	939
7.375% due 09/13/2021 •(g)(h)		$1,400	1,433

			132,883

SOVEREIGN ISSUES 2.9%

France Government International Bond
0.500% due 05/25/2072	EUR	19,400	18,529
0.750% due 05/25/2052 (k)		89,850	103,673
2.000% due 05/25/2048 (k)		117,900	182,511
3.250% due 05/25/2045 (k)		38,900	72,597

			377,310

Total France (Cost $446,062)			510,193

GERMANY 2.5%

CORPORATE BONDS & NOTES 2.5%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	40,200	49,185
1.750% due 01/17/2028		13,900	17,094
1.750% due 11/19/2030 •		4,900	5,959
2.129% due 11/24/2026 •(i)		$10,600	10,634
2.222% due 09/18/2024 •		32,000	32,867
2.625% due 12/16/2024	GBP	2,900	4,165
2.625% due 02/12/2026	EUR	23,500	30,105
3.547% due 09/18/2031 •		$9,700	10,028
3.729% due 01/14/2032 •(i)		4,200	4,077
3.950% due 02/27/2023		6,600	6,975
3.961% due 11/26/2025 •		32,100	34,787
4.250% due 10/14/2021		60,000	61,122

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	9,000	10,759

24	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)	EUR	1,400	$1,696

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$2,900	3,051

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	15,000	11,926

Volkswagen Bank GmbH
0.000% due 06/15/2021 •	EUR	3,700	4,342
0.625% due 09/08/2021		3,200	3,768
1.875% due 01/31/2024		5,900	7,271
2.500% due 07/31/2026		4,400	5,737

Volkswagen Leasing GmbH
0.000% due 07/06/2021 •		2,700	3,169

Total Germany (Cost $312,490)			318,717

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$11,400	11,719

State Bank of India
4.000% due 01/24/2022		2,180	2,233

Total India (Cost $13,674)			13,952

INDONESIA 0.1%

SOVEREIGN ISSUES 0.1%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	8,400	10,390
2.875% due 07/08/2021		6,200	7,321

Total Indonesia (Cost $16,759)			17,711

IRELAND 1.4%

ASSET-BACKED SECURITIES 1.3%

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	5,500	6,455

Armada Euro CLO DAC
0.720% due 07/15/2031 •		15,000	17,591

Aurium CLO DAC
0.670% due 04/16/2030 •		7,500	8,799

Blackrock European CLO DAC
0.620% due 10/15/2031 •		7,000	8,205

Castle Park CLO DAC
0.455% due 01/15/2028 •		1,599	1,874

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •		6,400	7,580
0.650% due 07/21/2030 •		7,700	9,035
0.650% due 10/15/2031 •		15,650	18,536

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	10,000	$11,722

Hayfin Emerald CLO DAC
1.450% due 02/15/2033 •		8,150	9,591

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		5,100	5,980
0.690% due 12/15/2031 •		15,850	18,773
0.870% due 01/15/2030 •		8,800	10,330

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •		6,600	7,745

Toro European CLO DAC
0.900% due 10/15/2030 •		23,700	27,794

			170,010

CORPORATE BONDS & NOTES 0.1%

AIB Group PLC
2.875% due 05/30/2031 •		7,300	9,088
4.263% due 04/10/2025 •		$300	327
4.750% due 10/12/2023		3,200	3,500

Smurfit Kappa Treasury ULC
1.500% due 09/15/2027	EUR	500	617

			13,532

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

European Loan Conduit
1.000% due 02/17/2030 •		2,697	3,174

Total Ireland (Cost $186,364)			186,716

ISRAEL 2.6%

SOVEREIGN ISSUES 2.6%

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	500,900	149,824
1.000% due 04/30/2021		269,700	80,746
2.000% due 03/31/2027		111,200	35,895
3.375% due 01/15/2050		$1,600	1,620
3.800% due 05/13/2060		24,100	25,892
3.875% due 07/03/2050		600	661
4.125% due 01/17/2048		6,600	7,613
5.500% due 01/31/2022	ILS	101,900	31,879

Total Israel (Cost $333,779)			334,130

ITALY 2.5%

CORPORATE BONDS & NOTES 1.3%

Banca Carige SpA
0.960% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	32,500	38,332
1.157% due 10/25/2021 •		34,500	40,674

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	25

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027	EUR	19,935	$24,457
2.625% due 04/28/2025		8,000	9,627
3.625% due 09/24/2024		1,500	1,862
4.000% due 07/10/2022		600	730

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(g)(h)		8,600	12,381

UniCredit SpA
2.200% due 07/22/2027 •		4,550	5,640
7.500% due 06/03/2026 •(g)(h)		4,600	6,397
7.830% due 12/04/2023		$22,190	25,877
9.250% due 06/03/2022 •(g)(h)	EUR	3,700	4,732

			170,709

SOVEREIGN ISSUES 1.2%

Italy Buoni Poliennali Del Tesoro
1.500% due 04/30/2045		11,900	14,022
1.750% due 07/01/2024 (k)		27,800	34,683
1.850% due 07/01/2025 (k)		46,300	58,727
2.800% due 03/01/2067		27,700	40,652

Italy Government International Bond
6.000% due 08/04/2028	GBP	5,900	10,518

			158,602

Total Italy (Cost $318,677)			329,311

JAPAN 11.0%

CORPORATE BONDS & NOTES 1.2%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$17,325	17,454
2.362% due 05/28/2021		100	100

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		3,400	3,940

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		7,200	7,403

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		3,400	3,478

Mizuho Financial Group, Inc.
0.818% (US0003M + 0.630%) due 05/25/2024 ~		18,500	18,591
1.057% (US0003M + 0.880%) due 09/11/2022 ~		16,600	16,758
1.177% (US0003M + 1.000%) due 09/11/2024 ~		11,800	11,942
2.953% due 02/28/2022		300	307
3.922% due 09/11/2024 •		9,600	10,310

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$7,600	$7,956
3.522% due 09/17/2025		12,600	13,356
4.345% due 09/17/2027		11,900	12,952
4.810% due 09/17/2030		11,800	12,957

NTT Finance Corp.
1.900% due 07/21/2021		2,400	2,412

ORIX Corp.
3.250% due 12/04/2024		2,500	2,703

Panasonic Corp.
2.536% due 07/19/2022		5,300	5,425

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		2,200	2,228

Sumitomo Mitsui Banking Corp.
0.550% due 11/06/2023	EUR	4,300	5,155

Toyota Industries Corp.
3.110% due 03/12/2022		$5,000	5,120

Toyota Tsusho Corp.
3.625% due 09/13/2023		400	428

			160,975

SOVEREIGN ISSUES 9.8%

Japan Bank for International Cooperation
1.750% due 10/17/2024		4,900	5,093

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		43,400	42,420
2.625% due 04/20/2022		1,800	1,843
3.000% due 03/12/2024		4,700	5,024
3.375% due 09/27/2023		12,600	13,467

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	10,160,499	92,681
0.100% due 03/20/2029		11,016,000	100,162
0.100% due 03/20/2030		8,570,000	77,709
0.500% due 09/20/2046		10,110,000	89,388
0.500% due 03/20/2049		10,946,000	95,348
0.700% due 12/20/2048		16,500,000	151,478
1.400% due 09/20/2034		13,120,000	136,517
1.700% due 09/20/2032		37,870,000	401,574

Tokyo Metropolitan Government
0.750% due 07/16/2025		$45,200	44,439
2.000% due 05/17/2021		7,000	7,013
2.500% due 06/08/2022		6,300	6,453

			1,270,609

Total Japan (Cost $1,390,717)			1,431,584

JERSEY, CHANNEL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	200	279

Total Jersey, Channel Islands (Cost $249)			279

26	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KUWAIT 0.5%

SOVEREIGN ISSUES 0.5%

Kuwait International Government Bond
3.500% due 03/20/2027		$62,300	$68,875

Total Kuwait (Cost $62,532)			68,875

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%

Aroundtown S.A.
1.625% due 01/31/2028	EUR	2,200	2,725

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022		7,000	8,324

Logicor Financing SARL
1.625% due 07/15/2027		1,300	1,606

Medtronic Global Holdings S.C.A.
0.000% due 12/02/2022 (e)		9,700	11,435

Total Luxembourg (Cost $23,092)			24,090

MALAYSIA 0.6%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$4,300	4,608
4.550% due 04/21/2050		3,300	3,921
4.800% due 04/21/2060		4,200	5,318

			13,847

SOVEREIGN ISSUES 0.5%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	46,900	11,676
3.906% due 07/15/2026		48,900	12,455
3.955% due 09/15/2025		14,600	3,715

Malaysia Government Investment Issue
3.422% due 09/30/2027		26,200	6,470
3.655% due 10/15/2024		44,100	11,060
4.130% due 07/09/2029		34,100	8,646
4.369% due 10/31/2028		45,600	11,804

			65,826

Total Malaysia (Cost $75,303)			79,673

MEXICO 0.1%

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.000% due 04/27/2051		$6,100	6,633

Total Mexico (Cost $5,654)			6,633

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 1.5%

ASSET-BACKED SECURITIES 0.6%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	6,200	$7,276

Babson Euro CLO BV
0.277% due 10/25/2029 •		4,461	5,228

BNPP AM Euro CLO
0.650% due 10/15/2031 •		1,900	2,221

Cairn CLO BV
0.600% due 04/30/2031 •		12,000	14,072
0.670% due 01/31/2030 •		4,050	4,746

Dryden Euro CLO BV
0.880% due 01/15/2030 •		9,500	11,140

Jubilee CLO BV
0.610% due 04/15/2030 •(b)		11,000	12,900
0.650% due 04/15/2031 •		8,700	10,202

Tikehau CLO BV
0.880% due 12/07/2029 •		10,012	11,756

			79,541

CORPORATE BONDS & NOTES 0.9%

Airbus SE
2.375% due 06/09/2040		300	399

BMW Finance NV
2.250% due 08/12/2022		$19,300	19,765

BNG Bank NV
4.750% due 03/06/2023	AUD	11,010	9,062

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	6,600	7,861

Enel Finance International NV
2.650% due 09/10/2024		$26,100	27,476
4.625% due 09/14/2025		1,200	1,360

ING Bank NV
2.625% due 12/05/2022		25,000	25,968

ING Groep NV
5.750% due 11/16/2026 •(g)(h)		1,800	1,965

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		7,400	7,461

Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021		9,500	9,482

			110,799

		SHARES
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		2,626,225	3,998

Total Netherlands (Cost $189,040)			194,338

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	27

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	19,000	$12,893
1.750% due 05/15/2041		10,000	6,004

Total New Zealand (Cost $20,832)			18,897

NORWAY 0.1%

CORPORATE BONDS & NOTES 0.1%

DNB Boligkreditt A/S
3.250% due 06/28/2023		$6,500	6,911

Total Norway (Cost $6,494)			6,911

PANAMA 0.0%

SOVEREIGN ISSUES 0.0%

Panama Government International Bond
4.300% due 04/29/2053		$600	647
4.500% due 04/01/2056		1,400	1,536

Total Panama (Cost $2,106)			2,183

PERU 1.2%

SOVEREIGN ISSUES 1.2%

Peru Government International Bond
2.780% due 12/01/2060		$4,700	3,892
3.230% due 07/28/2121		3,300	2,681
5.350% due 08/12/2040	PEN	32,500	7,876
5.400% due 08/12/2034		18,300	4,771
5.940% due 02/12/2029		96,130	29,157
6.350% due 08/12/2028		286,000	89,215
6.950% due 08/12/2031		600	186
8.200% due 08/12/2026		45,200	15,540

Total Peru (Cost $163,022)			153,318

QATAR 1.5%

SOVEREIGN ISSUES 1.5%

Qatar Government International Bond
3.375% due 03/14/2024		$7,100	7,629
3.750% due 04/16/2030		9,500	10,640
3.875% due 04/23/2023		94,900	101,273
4.000% due 03/14/2029		35,300	40,160
4.400% due 04/16/2050		600	698
4.500% due 04/23/2028		33,600	39,252

Total Qatar (Cost $183,593)			199,652

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ROMANIA 0.2%

SOVEREIGN ISSUES 0.2%

Romania Government International Bond
1.375% due 12/02/2029 (k)	EUR	9,900	$11,556
2.625% due 12/02/2040		7,700	8,961

Total Romania (Cost $20,807)			20,517

RUSSIA 0.2%

SOVEREIGN ISSUES 0.2%

Russia Government International Bond
7.650% due 04/10/2030	RUB	1,627,600	22,579

Total Russia (Cost $25,313)			22,579

SAUDI ARABIA 1.4%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
1.250% due 11/24/2023		$2,100	2,115
1.625% due 11/24/2025		1,400	1,411
2.750% due 04/16/2022		9,900	10,150

			13,676

SOVEREIGN ISSUES 1.3%

Saudi Government International Bond
2.375% due 10/26/2021		91,400	92,414
2.875% due 03/04/2023		3,400	3,539
2.900% due 10/22/2025		5,500	5,840
3.250% due 10/26/2026		13,000	14,015
4.000% due 04/17/2025		48,300	53,245

			169,053

Total Saudi Arabia (Cost $176,310)			182,729

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
1.252% (US0003M + 1.050%) due 05/04/2021 ~		$2,000	1,999
2.750% due 09/18/2022		1,900	1,939
3.500% due 09/18/2027		4,100	4,350

DBS Bank Ltd.
3.300% due 11/27/2021		7,600	7,754

Oversea-Chinese Banking Corp. Ltd.
0.648% (US0003M + 0.450%) due 05/17/2021 ~		11,500	11,538

28	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PSA Treasury Pte Ltd.
2.500% due 04/12/2026		$4,200	$4,391

Total Singapore (Cost $31,112)			31,971

SLOVENIA 0.2%

SOVEREIGN ISSUES 0.2%

Slovenia Government International Bond
5.250% due 02/18/2024		$19,817	22,443

Total Slovenia (Cost $20,261)			22,443

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
4.850% due 09/30/2029		$10,800	10,894

Total South Africa (Cost $10,800)			10,894

SOUTH KOREA 2.0%

SOVEREIGN ISSUES 2.0%

Korea Government International Bond
2.125% due 06/10/2027	KRW	25,325,000	22,878
2.375% due 12/10/2027		25,830,000	23,647
2.375% due 12/10/2028		115,240,000	105,593
2.625% due 06/10/2028		80,130,000	74,656
5.500% due 03/10/2028		25,830,000	28,311

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$3,700	3,970

Total South Korea (Cost $256,588)			259,055

SPAIN 3.1%

CORPORATE BONDS & NOTES 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	2,200	2,753
6.000% due 03/29/2024 •(g)(h)		600	764

Banco de Sabadell S.A.
0.875% due 07/22/2025		1,700	2,029
1.125% due 03/11/2027 •		1,900	2,291
1.750% due 05/10/2024		700	846

Banco Santander S.A.
1.849% due 03/25/2026		$8,200	8,188

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	5,200	6,342

			23,213

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)		17,600,000	$20,698

Banco Santander S.A.
5.250% due 09/29/2023 •(g)(h)		400,000	499
6.250% due 09/11/2021 •(g)(h)		4,000,000	4,793
6.750% due 04/25/2022 •(g)(h)		1,200,000	1,486

			27,476

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 2.7%

Autonomous Community of Catalonia
4.220% due 04/26/2035 (k)	EUR	3,500	5,488
4.900% due 09/15/2021		17,700	21,227

Spain Government International Bond
0.250% due 07/30/2024		44,050	52,829
1.000% due 10/31/2050		6,100	6,707
1.250% due 10/31/2030 (k)		59,100	75,726
1.400% due 07/30/2028 (k)		80,000	103,396
1.450% due 10/31/2071		26,890	29,242
1.850% due 07/30/2035 (k)		37,900	51,606
5.250% due 04/06/2029	GBP	900	1,564

			347,785

Total Spain (Cost $373,313)			398,474

SUPRANATIONAL 1.1%

CORPORATE BONDS & NOTES 1.1%

African Development Bank
5.250% due 03/23/2022	AUD	200	159

European Bank for Reconstruction & Development
0.500% due 09/01/2023		1,700	1,292
0.500% due 12/21/2023		500	379

European Investment Bank
0.500% due 06/21/2023		13,600	10,349
0.500% due 08/10/2023		20,700	15,730

European Union
0.000% due 06/02/2028 (e)	EUR	36,000	43,154
0.200% due 06/04/2036		30,200	35,238
0.300% due 11/04/2050		17,100	19,002
0.450% due 05/02/2046		13,200	15,390

Total Supranational (Cost $147,760)			140,693

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	29

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 1.0%

CORPORATE BONDS & NOTES 1.0%

Credit Suisse AG
0.750% due 09/17/2021	EUR	4,500	$5,308
6.500% due 08/08/2023 (h)		$14,614	16,128

Credit Suisse Group AG
1.384% (US0003M + 1.200%) due 12/14/2023 ~		16,100	16,202
2.997% due 12/14/2023 •		800	827
3.800% due 06/09/2023		16,800	17,836
3.869% due 01/12/2029 •		7,680	8,245
4.194% due 04/01/2031 •		17,800	19,385
4.282% due 01/09/2028		900	990
6.250% due 12/18/2024 •(g)(h)		1,600	1,707
6.375% due 08/21/2026 •(g)(h)		1,200	1,279
7.125% due 07/29/2022 •(g)(h)		800	834
7.250% due 09/12/2025 •(g)(h)		1,400	1,520
7.500% due 07/17/2023 •(g)(h)		2,400	2,544

UBS AG
5.125% due 05/15/2024 (h)		14,100	15,556
7.625% due 08/17/2022 (h)		8,347	9,101

UBS Group AG
4.375% due 02/10/2031 •(g)(h)		4,400	4,352
5.125% due 07/29/2026 •(g)(h)		700	743
7.125% due 08/10/2021 •(g)(h)		3,300	3,367

Total Switzerland (Cost $121,781)			125,924

UNITED ARAB EMIRATES 0.4%

SOVEREIGN ISSUES 0.4%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		$12,900	14,025
3.125% due 04/16/2030		17,200	18,470
3.875% due 04/16/2050		16,300	17,754

Total United Arab Emirates (Cost $47,869)			50,249

UNITED KINGDOM 12.4%

CORPORATE BONDS & NOTES 6.2%

Annington Funding PLC
1.650% due 07/12/2024	EUR	16,122	19,801

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$42,839	47,027
10.000% due 05/21/2021	GBP	1,400	1,952

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		$5,200	5,276

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.624% (US0003M + 1.430%) due 02/15/2023 ~		$19,300	$19,447
3.250% due 02/12/2027	GBP	2,600	3,882
3.250% due 01/17/2033		900	1,363
3.375% due 04/02/2025 •	EUR	7,800	9,995
3.684% due 01/10/2023		$1,500	1,535
4.338% due 05/16/2024 •		800	857
4.375% due 01/12/2026		550	614
4.610% due 02/15/2023 •		21,700	22,424
4.836% due 05/09/2028		15,800	17,626
4.950% due 01/10/2047		3,200	3,874
4.972% due 05/16/2029 •		5,400	6,215
5.088% due 06/20/2030 •		12,800	14,507
6.125% due 12/15/2025 •(g)(h)		19,200	20,990
6.375% due 12/15/2025 •(g)(h)	GBP	1,600	2,426
7.125% due 06/15/2025 •(g)(h)		5,100	7,934
7.250% due 03/15/2023 •(g)(h)		900	1,342
7.750% due 09/15/2023 •(g)(h)		$1,400	1,531
7.875% due 03/15/2022 •(g)(h)		13,685	14,412
8.000% due 06/15/2024 •(g)(h)		4,700	5,219

BG Energy Capital PLC
4.000% due 10/15/2021		1,000	1,019

British Telecommunications PLC
9.625% due 12/15/2030		7,950	12,256

FCE Bank PLC
1.875% due 06/24/2021	EUR	2,400	2,826

Frontier Finance PLC
8.000% due 03/23/2022	GBP	8,061	11,415

HSBC Holdings PLC
1.564% (US0003M + 1.380%) due 09/12/2026 ~		$9,500	9,786
1.750% due 07/24/2027 •	GBP	12,700	17,682
3.803% due 03/11/2025 •		$1,700	1,837
3.973% due 05/22/2030 •		5,000	5,416
4.000% due 03/09/2026 •(g)(h)		2,700	2,693
4.292% due 09/12/2026 •		11,000	12,188
4.583% due 06/19/2029 •		7,400	8,324
4.700% due 03/09/2031 •(g)(h)		5,900	5,826
4.750% due 07/04/2029 •(g)(h)	EUR	8,800	11,405
4.950% due 03/31/2030		$3,200	3,739
5.875% due 09/28/2026 •(g)(h)	GBP	5,700	8,693
6.000% due 05/22/2027 •(g)(h)		$1,600	1,756
6.750% due 09/11/2028	GBP	3,600	6,435

Imperial Brands Finance PLC
3.750% due 07/21/2022		$1,400	1,447

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024	GBP	3,800	5,365

Lloyds Bank PLC
4.875% due 03/30/2027		10,900	18,523

Lloyds Banking Group PLC
2.250% due 10/16/2024		100	143
3.000% due 01/11/2022		$9,447	9,633
3.500% due 04/01/2026 •	EUR	15,400	20,408
4.050% due 08/16/2023		$1,060	1,144

30	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 03/22/2028		$1,800	$2,022
4.500% due 11/04/2024		800	890
4.582% due 12/10/2025		9,700	10,840
4.650% due 03/24/2026		23,700	26,574
5.125% due 12/27/2024 •(g)(h)	GBP	1,900	2,739
7.500% due 09/27/2025 •(g)(h)		$3,948	4,520
7.625% due 06/27/2023 •(g)(h)	GBP	2,900	4,365
7.875% due 06/27/2029 •(g)(h)		3,500	6,087

Nationwide Building Society
3.766% due 03/08/2024 •		$16,700	17,650
3.960% due 07/18/2030 •		12,000	13,109
4.000% due 09/14/2026		7,275	7,979

Natwest Group PLC
0.750% due 11/15/2025 •	EUR	15,950	19,049
1.664% (US0003M + 1.470%) due 05/15/2023 ~		$2,400	2,428
1.751% (US0003M + 1.550%) due 06/25/2024 ~		21,300	21,768
2.000% due 03/08/2023 •	EUR	800	956
2.000% due 03/04/2025 •		4,200	5,192
2.875% due 09/19/2026 •	GBP	1,100	1,612
3.498% due 05/15/2023 •		$4,500	4,639
3.754% due 11/01/2029 •		3,700	3,937
3.875% due 09/12/2023		1,900	2,038
4.519% due 06/25/2024 •		16,700	18,039
4.800% due 04/05/2026		1,000	1,135
4.892% due 05/18/2029 •		300	342
5.076% due 01/27/2030 •		5,732	6,639
6.000% due 12/29/2025 •(g)(h)		15,400	16,935
8.000% due 08/10/2025 •(g)(h)		3,400	3,994
8.625% due 08/15/2021 •(g)(h)		4,600	4,719

NatWest Markets PLC
0.625% due 03/02/2022	EUR	5,000	5,911

Reckitt Benckiser Treasury Services PLC
0.751% (US0003M + 0.560%) due 06/24/2022 ~		$7,700	7,745
2.375% due 06/24/2022		200	205

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •		1,100	1,102
2.875% due 08/05/2021		200	202
3.373% due 01/05/2024 •		5,000	5,229
3.571% due 01/10/2023		4,200	4,294
3.823% due 11/03/2028 •		6,600	7,212
4.750% due 09/15/2025		5,750	6,379
4.796% due 11/15/2024 •		900	991
7.375% due 06/24/2022 •(g)(h)	GBP	1,200	1,737

Santander UK PLC
0.599% (SONIO/N + 0.550%) due 02/12/2027 ~		36,600	51,185
4.250% due 04/12/2021	EUR	5,200	6,103
5.000% due 11/07/2023		$2,404	2,635

Standard Chartered PLC
0.991% due 01/12/2025 •		14,000	13,931
1.383% (US0003M + 1.200%) due 09/10/2022 ~		38,000	38,161

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.456% due 01/14/2027 •		$14,500	$14,170

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	9,864	17,481

Yorkshire Building Society
1.250% due 06/11/2021	EUR	100	118

			805,196

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%

Avon Finance PLC
0.949% due 09/20/2048 •	GBP	22,670	31,321

Business Mortgage Finance PLC
2.056% due 02/15/2041 •		2,647	3,633

Durham Mortgages B PLC
0.660% due 03/31/2054 •		2,370	3,263

EuroMASTR PLC
0.280% due 06/15/2040 •		118	157

Eurosail PLC
0.000% due 12/10/2044 •	EUR	960	1,123
0.000% due 12/15/2044 •		7,714	8,798
0.000% due 03/13/2045 •		107	124
0.237% due 06/10/2044 •	GBP	178	245
0.240% due 03/13/2045 •		18	24
0.780% due 09/13/2045 •		1,292	1,745
1.030% due 06/13/2045 •		601	831

Finsbury Square PLC
0.849% due 03/16/2070 •		12,810	17,686
1.059% due 12/16/2069 •		6,191	8,580
1.349% due 06/16/2070 •		9,474	13,187

Great Hall Mortgages PLC
0.000% due 06/18/2038 •	EUR	12	14
0.000% due 03/18/2039 •		856	998
0.221% due 06/18/2039 •	GBP	21	29
0.231% due 06/18/2038 •		457	622
0.320% due 06/18/2039 •		$790	773

Hawksmoor Mortgage Funding PLC
1.100% due 05/25/2053 •	GBP	9,476	13,114

Hawksmoor Mortgages
1.100% due 05/25/2053 •		33,862	46,859

Landmark Mortgage Securities PLC
0.301% due 06/17/2038 •		10	14

Ludgate Funding PLC
0.000% due 01/01/2061 •	EUR	159	180

Mansard Mortgages PLC
0.730% due 12/15/2049 •	GBP	5,918	8,075

Newgate Funding PLC
0.000% due 12/01/2050 •	EUR	3,398	3,705
0.058% due 12/15/2050 •		6,391	7,423
0.211% due 12/01/2050 •	GBP	57	76
0.280% due 12/15/2050 •		2,935	3,779
0.708% due 12/15/2050 •	EUR	1,327	1,516
0.958% due 12/15/2050 •		2,176	2,470
1.080% due 12/15/2050 •	GBP	2,920	3,901
1.330% due 12/15/2050 •		1,646	2,213

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Mortgage Securities PLC
1.284% due 09/20/2065 •	GBP	10,758	$14,854

Resloc UK PLC
0.240% due 12/15/2043 •		551	733
0.300% due 12/15/2043 •		948	1,241

Ripon Mortgages PLC
0.860% due 08/20/2056 •		48,090	66,406

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	100	111
0.230% due 06/12/2044 •	GBP	1,705	2,270
0.250% due 06/12/2044 •		4,774	6,361
0.334% due 06/12/2044 •		$238	224

Silverstone Master Issuer PLC
0.794% due 01/21/2070 •		3,302	3,308
0.801% due 01/21/2070 •	GBP	12,936	18,010

Stratton Mortgage Funding PLC
0.880% due 03/12/2044 •		4,742	6,541
0.949% due 07/20/2060 •		51,850	71,455
1.250% due 05/25/2051 •		7,607	10,527

Towd Point Mortgage Funding
0.951% due 07/20/2045 •		44,886	62,053
1.250% due 02/20/2054 •		4,426	6,129

Towd Point Mortgage Funding PLC
0.860% (BP0003M + 0.800%) due 02/20/2045 ~		7,984	11,011
0.950% due 05/20/2045 •		16,226	22,457
1.058% due 10/20/2051 •		22,221	30,832

Tower Bridge Funding PLC
1.284% due 12/20/2061 •		1,925	2,661

Trinity Square PLC
0.899% due 07/15/2059 •		23,300	32,124
1.178% due 07/15/2051 •		5,619	7,759

Uropa Securities PLC
0.277% due 06/10/2059 •		2,863	3,837
0.427% due 06/10/2059 •		739	984
0.627% due 06/10/2059 •		578	774
0.827% due 06/10/2059 •		615	825

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)		1	2,026
0.999% due 12/21/2049 •		47,558	65,700
1.699% due 12/21/2049 •		6,230	8,619
2.199% due 12/21/2049 •		3,115	4,314
2.699% due 12/21/2049 •		1,780	2,461
3.199% due 12/21/2049 •		1,780	2,450

			655,535

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		19,280	4,915

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.1%

United Kingdom Gilt
0.625% due 10/22/2050	$19,000	$21,385
1.750% due 01/22/2049	28,000	41,896
4.250% due 12/07/2040	40,600	84,679

		147,960

Total United Kingdom (Cost $1,528,041)		1,613,606

UNITED STATES 39.6%

ASSET-BACKED SECURITIES 5.4%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	$22,700	22,853

Accredited Mortgage Loan Trust
4.330% due 06/25/2033 þ	92	92

ACE Securities Corp. Home Equity Loan Trust
0.179% due 11/25/2036 •	4,405	2,339
0.694% due 02/25/2036 •	15,111	13,653

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.049% due 06/25/2029 •	197	192

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.929% due 02/25/2034 •	288	280

Asset-Backed Funding Certificates Trust
0.239% due 01/25/2037 •	5,094	4,003

Asset-Backed Securities Corp. Home Equity Loan Trust
1.204% due 02/25/2035 •	7,543	7,598
1.456% due 04/15/2033 •	748	756

Bear Stearns Asset-Backed Securities Trust
0.329% due 03/25/2037 •	7,963	7,810
0.769% due 10/25/2032 •	8	8
0.909% due 10/27/2032 •	31	31
1.109% due 10/25/2037 •	17	17

Citigroup Mortgage Loan Trust
0.169% due 07/25/2045 •	261	224
0.259% due 12/25/2036 •	7,436	3,931
0.269% due 12/25/2036 •	2,998	2,023
0.279% due 05/25/2037 •	17	17
0.289% due 01/25/2037 •	5,804	4,922
0.409% due 08/25/2036 •	16,899	16,320
0.629% due 03/25/2036 •	6,619	6,411
4.417% due 10/25/2037 þ	1,379	1,434

Citigroup Mortgage Loan Trust, Inc.
0.369% due 03/25/2037 •	2,335	2,210
0.369% due 06/25/2037 •	3,726	3,635

Countrywide Asset-Backed Certificates
0.249% due 05/25/2035 •	3,458	3,344
0.249% due 06/25/2035 •	6,131	5,786
0.249% due 08/25/2037 ^•	4,857	4,594

32	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.279% due 06/25/2047 •	$98	$98
0.309% due 06/25/2047 ^•	6,660	6,223
0.369% due 12/25/2036 ^•	1,250	1,208
0.429% due 05/25/2036 •	2,682	2,701
0.449% due 12/25/2036 ^•	287	227
0.589% due 03/25/2036 •	1,338	1,292
0.689% due 07/25/2036 •	4,906	4,907
1.084% due 01/25/2036 •	23,739	23,909
4.659% due 08/25/2035 ^~	848	823

Countrywide Asset-Backed Certificates Trust
1.114% due 10/25/2035 •	12,200	12,212
1.684% due 12/25/2034 •	10,071	10,099
4.740% due 10/25/2035 ~	7	7

Credit Suisse First Boston Mortgage Securities Corp.
0.729% due 01/25/2032 •	31	30

Credit-Based Asset Servicing & Securitization Trust
0.169% due 11/25/2036 •	4	2

First Franklin Mortgage Loan Trust
1.009% due 03/25/2034 •	7,888	7,873

Fremont Home Loan Trust
0.259% due 10/25/2036 •	7,413	4,132
0.649% due 02/25/2036 •	7,522	7,002

GSAA Home Equity Trust
0.469% due 03/25/2036 •	7,381	3,548
5.995% due 03/25/2046 ^~	1,032	600

GSAMP Trust
0.239% due 12/25/2046 •	9,655	6,493
0.379% due 03/25/2047 •	2,032	1,922

Home Equity Asset Trust
0.709% due 11/25/2032 •	2	2

Home Equity Mortgage Loan Asset-Backed Trust
0.279% due 04/25/2037 •	4,676	3,896
0.349% due 04/25/2037 •	9,525	7,319

HSI Asset Securitization Corp. Trust
0.369% due 04/25/2037 •	7,725	5,095
0.724% due 01/25/2036 •	4,500	4,416

JP Morgan Mortgage Acquisition Trust
0.219% due 08/25/2036 •	55	43
0.379% due 07/25/2036 •	3,517	3,055

Long Beach Mortgage Loan Trust
0.629% due 08/25/2045 •	3,346	3,259
0.669% due 10/25/2034 •	12	12

MASTR Asset-Backed Securities Trust
0.209% due 08/25/2036 •	7,320	3,409
0.259% due 10/25/2036 •	12,840	5,777
0.329% due 10/25/2036 •	3,821	1,741
0.409% due 03/25/2036 •	823	659
0.844% due 10/25/2035 •	10,803	10,658

Merrill Lynch Mortgage Investors Trust
0.229% due 02/25/2037 •	49	20
0.269% due 09/25/2037 •	38	22
0.829% due 05/25/2036 •	502	498

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MESA Trust
0.909% due 12/25/2031 •		$53	$53

Morgan Stanley ABS Capital, Inc. Trust
0.239% due 10/25/2036 •		886	840
0.249% due 05/25/2037 •		3,745	3,200
0.259% due 11/25/2036 •		11,078	8,190
0.309% due 05/25/2037 •		37,820	27,512
0.589% due 06/25/2036 •		4,566	3,098

Morgan Stanley Home Equity Loan Trust
0.279% due 04/25/2037 •		12,102	8,080
0.339% due 04/25/2037 •		8,910	5,988
0.459% due 04/25/2037 •		1,282	873

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ		1,503	585

Morgan Stanley Structured Trust
0.409% due 06/25/2037 •		8,800	8,229

New Century Home Equity Loan Trust
1.234% due 10/25/2033 •		7,484	7,483

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.544% due 03/25/2036 •		5,923	5,833

Nomura Resecuritization Trust
0.290% due 12/26/2037 ~		12,661	11,563

NovaStar Mortgage Funding Trust
0.239% due 03/25/2037 •		19,788	15,145

Option One Mortgage Loan Trust
0.249% due 02/25/2037 •		15,234	9,679
0.329% due 05/25/2037 •		2,427	1,794
0.889% due 02/25/2035 •		5,969	5,950

RAAC Trust
0.609% due 02/25/2037 •		6,374	6,127

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		14,481	7,201
5.675% due 06/25/2037 ^þ		16,477	6,496
5.731% due 11/25/2036 þ		26,668	14,740

Residential Asset Mortgage Products Trust
0.549% due 12/25/2035 •		2,303	2,148
0.669% due 06/25/2032 •		41	39
0.709% due 03/25/2036 •		2,064	2,037

Residential Asset Securities Corp. Trust
0.949% due 09/25/2034 •		716	707

Saxon Asset Securities Trust
1.859% due 12/25/2037 •		5,197	5,120

Securitized Asset-Backed Receivables LLC Trust
0.239% due 05/25/2037 ^•		262	224
0.279% due 08/25/2036 ^•		1,317	585

SLM Student Loan Trust
0.629% due 03/15/2038 •	GBP	2,743	3,666

Soundview Home Loan Trust
0.169% due 11/25/2036 •		$38	15
0.514% due 12/25/2036 •		8,457	8,282
0.609% due 11/25/2036 •		10,717	10,068

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	33

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Investment Loan Trust
1.059% due 07/25/2033 •		$5,536	$5,419

Structured Asset Securities Corp. Mortgage Loan Trust
0.269% due 03/25/2036 •		1,778	1,718
0.329% due 12/25/2036 •		19,167	17,226
0.339% due 05/25/2047 •		6,302	6,172

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		11,666	11,777
1.636% due 04/25/2060 ~		27,885	28,122
2.710% due 01/25/2060 ~		25,815	26,666
2.900% due 10/25/2059 ~		93,633	97,960

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		24,400	25,808

WaMu Asset-Backed Certificates WaMu Trust
0.399% due 05/25/2037 •		5,565	5,096

Wells Fargo Home Equity Asset-Backed Securities Trust
0.454% due 01/25/2037 •		21,575	20,784

			697,970

CORPORATE BONDS & NOTES 6.6%

7-Eleven, Inc.
0.645% (US0003M + 0.450%) due 08/10/2022 ~		2,600	2,603
0.800% due 02/10/2024		1,100	1,097

AbbVie, Inc.
1.500% due 11/15/2023	EUR	700	855

Ally Financial, Inc.
4.250% due 04/15/2021		$200	200

Ambac Assurance Corp.
5.100% due 12/31/2099 (g)		1	1

American Express Co.
0.802% (US0003M + 0.620%) due 05/20/2022 ~		12,700	12,775
2.750% due 05/20/2022		9,700	9,943

American Tower Corp.
3.000% due 06/15/2023		900	947

Arrow Electronics, Inc.
3.250% due 09/08/2024		2,400	2,566

AT&T, Inc.
1.650% due 02/01/2028		8,100	7,855
1.800% due 09/05/2026	EUR	18,600	23,552
2.300% due 06/01/2027		$4,000	4,091
3.100% due 02/01/2043		5,400	5,050
3.150% due 09/04/2036	EUR	300	422
3.500% due 06/01/2041		$2,000	1,977
3.650% due 06/01/2051		5,900	5,717

Aviation Capital Group LLC
1.141% (US0003M + 0.950%) due 06/01/2021 ~		14,500	14,501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayer U.S. Finance LLC
0.831% (US0003M + 0.630%) due 06/25/2021 ~		$5,300	$5,304
1.194% (US0003M + 1.010%) due 12/15/2023 ~		8,300	8,415
2.750% due 07/15/2021		400	402
3.875% due 12/15/2023		2,700	2,912
4.250% due 12/15/2025		10,300	11,472
4.375% due 12/15/2028		8,700	9,833

Boeing Co.
1.167% due 02/04/2023		600	608
1.433% due 02/04/2024		10,600	10,735
1.950% due 02/01/2024		13,100	13,429
2.300% due 08/01/2021		9,800	9,865
2.750% due 02/01/2026		10,300	10,610
3.250% due 02/01/2028		20,800	21,534

Boston Scientific Corp.
3.450% due 03/01/2024		3,800	4,082
3.750% due 03/01/2026		2,400	2,652

Brixmor Operating Partnership LP
1.255% (US0003M + 1.050%) due 02/01/2022 ~		11,400	11,425

Broadcom, Inc.
2.450% due 02/15/2031		6,400	6,046
2.600% due 02/15/2033		2,900	2,704
3.459% due 09/15/2026		3,648	3,917

Campbell Soup Co.
3.650% due 03/15/2023		1,972	2,089

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		3,100	3,277

Charles Schwab Corp.
0.750% due 03/18/2024		8,000	8,047
2.000% due 03/20/2028		8,400	8,443

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~		4,100	4,214
3.750% due 02/15/2028		19,100	20,713
4.464% due 07/23/2022		12,050	12,570
5.125% due 07/01/2049		5,200	5,859

Citibank N.A.
2.844% due 05/20/2022 •		4,250	4,264

Comcast Corp.
0.250% due 05/20/2027	EUR	10,300	12,197

CVS Health Corp.
2.750% due 12/01/2022		$1,000	1,033
3.625% due 04/01/2027		1,900	2,088
3.700% due 03/09/2023		830	881

CyrusOne LP
1.450% due 01/22/2027	EUR	4,300	5,089

Daimler Finance North America LLC
1.094% (US0003M + 0.900%) due 02/15/2022 ~		$18,000	18,123

34	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024		$3,605	$3,769

Duke Energy Corp.
0.827% (US0003M + 0.650%) due 03/11/2022 ~		17,600	17,679

El Paso Natural Gas Co. LLC
8.625% due 01/15/2022		1,800	1,913

Enable Midstream Partners LP
3.900% due 05/15/2024		900	959

Equitable Holdings, Inc.
3.900% due 04/20/2023		650	691

Exelon Corp.
4.450% due 04/15/2046		500	575

Fidelity National Information Services, Inc.
1.700% due 06/30/2022	GBP	3,700	5,172

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	2,400	2,813
0.000% due 12/01/2021 •		300	351
0.000% due 12/07/2022 •		2,600	2,994
0.162% due 12/01/2024 •		900	1,008
0.183% due 11/15/2023 •		500	572
1.048% (US0003M + 0.810%) due 04/05/2021 ~		$5,500	5,500
1.104% (US0003M + 0.880%) due 10/12/2021 ~		2,600	2,588
1.463% (US0003M + 1.270%) due 03/28/2022 ~		1,400	1,391
1.514% due 02/17/2023	EUR	200	236
2.330% due 11/25/2025		1,600	1,929
2.748% due 06/14/2024	GBP	1,400	1,949
2.900% due 02/16/2028		$900	866
3.021% due 03/06/2024	EUR	500	612
3.087% due 01/09/2023		$1,800	1,833
3.096% due 05/04/2023		3,700	3,765
3.339% due 03/28/2022		1,800	1,827
3.375% due 11/13/2025		13,800	14,052
3.470% due 04/05/2021		400	400
3.664% due 09/08/2024		2,900	3,007
3.810% due 01/09/2024		400	413
4.000% due 11/13/2030		8,900	8,840
4.140% due 02/15/2023		2,800	2,901
4.375% due 08/06/2023		900	944
4.535% due 03/06/2025	GBP	4,800	7,072
5.584% due 03/18/2024		$2,500	2,702

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~		2,600	2,609
4.850% due 06/01/2021		1,100	1,107

General Mills, Inc.
4.000% due 04/17/2025		500	553

General Motors Financial Co., Inc.
1.075% (US0003M + 0.850%) due 04/09/2021 ~		100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
2.000% due 07/27/2023	EUR	8,200	$10,086
4.223% due 05/01/2029 •		$8,400	9,429
5.750% due 01/24/2022		10,600	11,063

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		9,400	9,996

Hewlett Packard Enterprise Co.
0.958% (US0003M + 0.720%) due 10/05/2021 ~		3,900	3,901
3.500% due 10/05/2021		2,600	2,634

Jackson National Life Global Funding
2.375% due 09/15/2022		17,000	17,486

JPMorgan Chase & Co.
2.776% due 04/25/2023 •		11,100	11,371

Kilroy Realty LP
3.450% due 12/15/2024		1,800	1,926

Micron Technology, Inc.
4.185% due 02/15/2027		1,500	1,667

Morgan Stanley
0.738% (CDOR03 + 0.300%) due 02/03/2023 ~(i)	CAD	35,400	28,206
0.840% (SOFRRATE + 0.830%) due 06/10/2022 ~		$31,000	31,031

MPLX LP
3.500% due 12/01/2022		600	626

MPT Operating Partnership LP
2.500% due 03/24/2026	GBP	9,700	13,453
2.550% due 12/05/2023		11,100	15,545

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		$1,100	1,124
3.650% due 09/21/2021		1,200	1,216
3.875% due 09/21/2023		1,900	2,027

ONEOK, Inc.
4.550% due 07/15/2028		2,400	2,644

Oracle Corp.
1.650% due 03/25/2026 (i)		20,600	20,772
2.300% due 03/25/2028 (i)		7,000	7,091
2.875% due 03/25/2031 (i)		4,000	4,075
3.650% due 03/25/2041 (i)		13,500	13,680
3.950% due 03/25/2051 (i)		5,200	5,370

Pacific Gas & Electric Co.
2.100% due 08/01/2027		200	196
2.950% due 03/01/2026		700	722
3.150% due 01/01/2026		1,400	1,460
3.500% due 08/01/2050		500	435
3.950% due 12/01/2047		900	832
4.000% due 12/01/2046		800	745
4.250% due 03/15/2046		500	480
4.300% due 03/15/2045		600	586
4.500% due 07/01/2040		300	305
4.550% due 07/01/2030		500	543
4.600% due 06/15/2043		1,100	1,114
4.750% due 02/15/2044		1,207	1,239
4.950% due 07/01/2050		100	103

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	35

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PECO Energy Co.
1.700% due 09/15/2021	$1,100	$1,106

Penske Truck Leasing Co. LP
3.375% due 02/01/2022	1,100	1,120
3.450% due 07/01/2024	5,000	5,391

RELX Capital, Inc.
3.500% due 03/16/2023	600	632

Ryder System, Inc.
2.875% due 06/01/2022	10,000	10,252

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022	1,400	1,454

SL Green Operating Partnership LP
3.250% due 10/15/2022	2,200	2,270

Southern California Edison Co.
0.650% (SOFRRATE + 0.640%) due 04/03/2023 ~(b)	4,300	4,305
0.700% due 04/03/2023 (b)	6,200	6,200
0.840% (SOFRRATE + 0.830%) due 04/01/2024 ~(b)	6,500	6,512
3.500% due 10/01/2023	12,200	12,969

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	7,000	6,943

Sprint Corp.
7.250% due 09/15/2021	100	103

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	4,300	4,617

Verizon Communications, Inc.
2.987% due 10/30/2056	1,074	950

Volkswagen Group of America Finance LLC
1.141% (US0003M + 0.940%) due 11/12/2021 ~	17,900	17,994
3.350% due 05/13/2025	3,200	3,439
4.000% due 11/12/2021	15,500	15,841

Walt Disney Co.
1.750% due 01/13/2026	4,700	4,811
3.500% due 05/13/2040	2,800	2,967
3.600% due 01/13/2051	4,200	4,481

Wells Fargo Bank N.A.
0.810% (US0003M + 0.620%) due 05/27/2022 ~	13,050	13,062
2.082% due 09/09/2022 •	7,900	7,961
2.897% due 05/27/2022 •	17,950	18,018

Weyerhaeuser Co.
4.000% due 04/15/2030	9,400	10,398

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	18,556	18,958

		862,609

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Boeing Co.
TBD% - 1.434% (LIBOR03M + 1.250%) due 02/07/2022 ~	2,257	2,259

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CenturyLink, Inc.
2.359% (LIBOR03M + 2.250%) due 03/15/2027 ~	$7,620	$7,542

Charter Communications Operating LLC
1.860% (LIBOR03M + 1.750%) due 02/01/2027 ~	13,155	13,103

Hilton Worldwide Finance LLC
1.859% (LIBOR03M + 1.750%) due 06/22/2026 ~	286	284

Pacific Gas & Electric Co.
2.375% (LIBOR03M + 2.250%) due 01/03/2022 «~	6,649	6,649

		29,837

MUNICIPAL BONDS & NOTES 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	100	155

California State General Obligation Bonds, Series 2017
0.899% (US0001M + 0.780%) due 04/01/2047 ~	12,500	12,512

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	165	169

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	1,360	1,567

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	605	614

		15,017

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.5%

Adjustable Rate Mortgage Trust
3.201% due 09/25/2035 ^~	92	88

American Home Mortgage Assets Trust
0.489% due 05/25/2046 ^•	211	189

Banc of America Funding Trust
2.371% due 03/20/2036 ~	60	58
2.731% due 02/20/2036 ~	816	815
2.898% due 11/20/2034 ~	238	239
3.177% due 10/20/2046 ^~	44	38
3.376% due 01/20/2047 ^~	95	91
5.500% due 01/25/2036	151	138
6.000% due 03/25/2037 ^	195	176

Banc of America Mortgage Trust
2.993% due 09/25/2035 ^~	22	22
3.299% due 06/25/2035 ~	115	109
3.849% due 04/25/2035 ~	100	93

36	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
1.240% due 01/26/2047 •	$304	$286
5.250% due 02/26/2036 ~	518	328
5.250% due 04/26/2037	1,081	794

Bear Stearns Adjustable Rate Mortgage Trust
2.664% due 05/25/2034 ~	102	96
2.694% due 10/25/2033 ~	42	43
2.809% due 01/25/2035 ~	202	215
2.876% due 02/25/2034 ~	8	8
3.136% due 11/25/2034 ~	2	2
3.180% due 05/25/2034 ~	96	95
3.268% due 07/25/2034 ~	36	37

Bear Stearns ALT-A Trust
2.726% due 01/25/2036 ^~	157	164
3.033% due 09/25/2035 ^~	2,150	1,710
3.042% due 08/25/2036 ^~	171	130
3.044% due 11/25/2035 ^~	53	47
3.190% due 08/25/2036 ^~	834	724
3.393% due 11/25/2036 ^~	296	204
3.453% due 08/25/2036 ^~	1,112	743

Bear Stearns Structured Products, Inc. Trust
2.886% due 12/26/2046 ^~	36	31

Chase Mortgage Finance Trust
2.811% due 02/25/2037 ~	160	163
3.329% due 07/25/2037 ~	595	557

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.339% due 05/25/2036 •	624	597

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	58	58

Citigroup Mortgage Loan Trust
2.051% due 03/25/2037 ^~	371	328
2.570% due 05/25/2035 •	22	22
2.921% due 07/25/2046 ^~	507	498
3.056% due 08/25/2035 ~	16	17
3.313% due 09/25/2037 ^~	499	494

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.554% due 09/25/2035 ^~	1,231	1,181

Commercial Mortgage Trust
0.612% due 03/10/2046 ~(a)	13,000	144
1.313% due 01/10/2046 ~(a)	4,246	72

Countrywide Alternative Loan Trust
0.249% due 04/25/2047 •	772	698
0.279% due 01/25/2037 ^•	15	21
0.301% due 09/20/2046 •	2,774	2,509
0.321% due 07/20/2046 ^•	425	340
0.459% due 05/25/2037 ^•	386	137
0.489% due 09/25/2046 ^•	471	456
0.509% due 09/25/2035 ^•	158	112
0.529% due 07/25/2046 ^•	37	35
0.531% due 03/20/2046 •	59	50
0.531% due 05/20/2046 ^•	494	422
0.559% due 09/25/2035 ^•	1,161	785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.669% due 02/25/2037 •	$217	$182
1.509% due 11/25/2047 ^•	2,115	1,886
1.639% due 11/25/2047 ^•	4,915	4,411
1.659% due 08/25/2035 •	225	219
1.759% due 11/25/2035 •	208	194
2.299% due 11/25/2035 •	202	192
3.038% due 02/25/2037 ^~	96	96
5.000% due 11/25/2035	3,946	2,994
5.250% due 06/25/2035 ^	108	104
6.250% due 08/25/2037 ^	379	290
6.500% due 08/25/2032	11	11

Countrywide Home Loan Mortgage Pass-Through Trust
0.649% due 03/25/2035 •	392	382
0.689% due 04/25/2035 •	11	10
0.749% due 03/25/2035 •	337	305
0.769% due 02/25/2035 •	8	8
2.207% due 02/20/2036 ^•	349	338
2.769% due 11/25/2034 ~	350	354
2.803% due 04/20/2036 ~	4,026	3,848
2.837% due 02/25/2047 ^~	171	164
3.024% due 08/25/2034 ^~	38	37
3.025% due 09/20/2036 ^~	113	109
3.044% due 03/25/2037 ^~	174	163
3.115% due 08/25/2034 ^~	18	18
3.470% due 05/20/2036 ~	269	266
6.000% due 08/25/2037	1,318	1,007

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.595% due 07/25/2033 ~	6	6

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	1,818	1,543

DBUBS Mortgage Trust
0.648% due 11/10/2046 ~(a)	5,234	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.249% due 07/25/2047 •	385	366
0.299% due 08/25/2047 •	8,488	8,023
0.859% due 10/25/2047 •	3,911	3,692

Downey Savings & Loan Association Mortgage Loan Trust
0.430% due 07/19/2045 ^•	7	1

First Horizon Mortgage Pass-Through Trust
2.830% due 10/25/2035 ~	55	58
3.263% due 08/25/2035 ~	70	57

GreenPoint Mortgage Funding Trust
0.289% due 01/25/2037 •	392	379
0.529% due 04/25/2036 •	360	352
0.649% due 11/25/2045 •	92	83

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.684% due 10/25/2033 ~	8	8

GS Mortgage Securities Corp.
1.486% due 02/10/2046 ~(a)	10,437	234

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	37

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Trust
1.929% due 11/10/2045 ~(a)	$17,495	$387

GSR Mortgage Loan Trust
0.339% due 05/25/2037 •	3,493	2,367
1.840% due 03/25/2033 •	68	69
2.678% due 01/25/2035 ~	119	118
2.738% due 04/25/2035 ~	15	14
2.873% due 11/25/2035 ~	209	210
2.929% due 09/25/2035 ~	141	144
3.049% due 05/25/2035 ~	87	86

HarborView Mortgage Loan Trust
0.300% due 09/19/2037 •	661	644
0.590% due 03/19/2036 ^•	89	88
3.418% due 07/19/2035 ^~	84	72

HomeBanc Mortgage Trust
2.898% due 04/25/2037 ^~	3	3
3.043% due 04/25/2037 ^~	728	699

Impac CMB Trust
0.829% due 10/25/2034 •	484	473
0.889% due 10/25/2034 •	160	163
1.109% due 07/25/2033 •	14	14

IndyMac Mortgage Loan Trust
0.289% due 07/25/2047 •	2,063	1,661
0.299% due 09/25/2046 •	2,304	2,161
0.349% due 06/25/2037 •	426	426
0.359% due 02/25/2037 •	709	568
0.409% due 06/25/2037 ^•	339	187
0.709% due 11/25/2035 ^•	158	113
2.803% due 03/25/2036 ~	5,028	4,814
2.910% due 12/25/2034 ~	46	47
2.987% due 09/25/2035 ^~	5,107	4,912
3.104% due 08/25/2036 ~	423	409
3.130% due 11/25/2035 ^~	107	105

JP Morgan Alternative Loan Trust
0.589% due 10/25/2036 •	11,408	11,350
2.799% due 12/25/2035 ^~	4,988	4,288
5.500% due 11/25/2036 ^~	6	4

JP Morgan Chase Commercial Mortgage Securities Trust
0.949% due 12/15/2047 ~(a)	48,299	669
4.070% due 11/15/2043	74	74

JP Morgan Mortgage Trust
2.149% due 11/25/2033 ~	39	41
2.670% due 02/25/2036 ^~	271	227
2.823% due 10/25/2035 ~	7	7
2.920% due 09/25/2035 ~	48	46
2.933% due 07/25/2035 ~	77	78

JPMBB Commercial Mortgage Securities Trust
0.737% due 04/15/2047 ~(a)	29,135	434

Luminent Mortgage Trust
0.279% due 12/25/2036 •	1,442	1,402

Manhattan West Mortgage Trust
2.130% due 09/10/2039	23,200	23,345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
0.319% due 04/25/2046 •	$1,045	$962
0.709% due 05/25/2047 ^•	769	1,346

MASTR Alternative Loan Trust
0.509% due 03/25/2036 ^•	374	21
6.000% due 03/25/2036 ^	1,183	1,175

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.586% due 06/15/2030 •	13	13
2.610% due 10/20/2029 •	9	9

Merrill Lynch Mortgage Investors Trust
0.529% due 02/25/2036 •	353	356
0.609% due 11/25/2035 •	512	509
1.925% due 02/25/2033 ~	45	44
3.544% due 06/25/2035 ~	121	123

MF1 Multifamily Housing Mortgage Loan Trust
0.958% due 07/15/2036 •	16,800	16,857

MFA Trust
1.381% due 04/25/2065 ~	35,806	36,149
1.947% due 04/25/2065 ~	14,798	14,960

Morgan Stanley Bank of America Merrill Lynch Trust
1.026% due 05/15/2046 ~(a)	44,737	727
1.326% due 02/15/2046 ~(a)	41,477	783
1.411% due 08/15/2045 ~(a)	27,976	342

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	29,741	31,047
2.750% due 11/25/2059 ~	27,038	28,225

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.669% due 12/25/2035 •	876	875

Residential Accredit Loans, Inc. Trust
0.259% due 02/25/2047 •	1,399	745
0.469% due 07/25/2036 ^•	13,917	7,763
0.509% due 12/25/2046 ^•	703	657
0.529% due 04/25/2046 •	43	18
0.649% due 05/25/2046 ^•	221	195
1.272% due 10/25/2037 ~	4,280	4,124
6.000% due 06/25/2036	548	525
6.250% due 02/25/2037	9,672	9,401

Residential Asset Securitization Trust
0.509% due 01/25/2046 ^•	102	36
5.750% due 02/25/2036	4,894	4,621
6.250% due 10/25/2036 ^	155	152
6.500% due 08/25/2036 ^	579	283

Residential Funding Mortgage Securities, Inc. Trust
3.216% due 09/25/2035 ^~	175	135
6.500% due 03/25/2032	21	22

Sequoia Mortgage Trust
2.789% due 04/20/2035 ~	41	43
3.002% due 09/20/2046 ^~	1,748	1,318

Structured Adjustable Rate Mortgage Loan Trust
2.455% due 04/25/2034 ~	63	64
2.578% due 02/25/2034 ~	63	64

38	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.902% due 05/25/2036 ^~	$112	$103
2.972% due 08/25/2035 ~	303	294
3.083% due 09/25/2034 ~	2	2
3.150% due 02/25/2036 ^~	137	124
3.180% due 09/25/2036 ^~	558	498

Structured Asset Mortgage Investments Trust
0.329% due 09/25/2047 •	2,302	2,097
0.409% due 08/25/2036 ^•	1,317	1,192
0.489% due 06/25/2036 •	39	39
0.529% due 05/25/2036 •	392	342
0.549% due 05/25/2036 •	2,067	2,006
0.629% due 05/25/2046 ^•	10	6
0.690% due 07/19/2034 •	5	5
0.729% due 12/25/2035 ^•	5	5
1.759% due 08/25/2047 ^•	1,094	1,073

Structured Asset Securities Corp.
0.389% due 01/25/2036 •	1,031	959

Structured Asset Securities Corp. Mortgage Loan Trust
0.399% due 10/25/2036 •	7,582	6,795

Thornburg Mortgage Securities Trust
1.359% due 06/25/2037 ^•	479	438
1.479% due 06/25/2037 •	2,099	1,936
1.529% due 06/25/2037 •	6,690	6,631
1.529% due 06/25/2047 ^•	1,133	1,013
1.529% due 06/25/2047 •	13	12
1.579% due 03/25/2037 ^•	492	462
2.092% due 10/25/2043 ~	32	33

UBS-Barclays Commercial Mortgage Trust
1.600% due 12/10/2045 ~(a)	49,054	913

UBS-Citigroup Commercial Mortgage Trust
2.128% due 01/10/2045 ~(a)	11,486	32

WaMu Mortgage Pass-Through Certificates Trust
0.669% due 11/25/2045 •	2,344	2,284
0.729% due 01/25/2045 •	171	171
0.849% due 11/25/2034 •	413	421
1.189% due 12/25/2046 •	96	92
1.239% due 06/25/2046 •	548	553
1.259% due 02/25/2046 •	1,256	1,266
1.707% due 02/27/2034 •	119	122
1.957% due 10/25/2046 •	801	779
2.742% due 12/25/2035 ~	195	197
2.906% due 10/25/2035 ~	196	195
2.943% due 02/25/2037 ^~	3,802	3,533
3.072% due 09/25/2036 ~	1,794	1,720
3.218% due 08/25/2046 ^~	938	909
3.270% due 04/25/2035 ~	190	192
3.707% due 06/25/2033 ~	22	22

Washington Mutual Mortgage Pass-Through Certificates Trust
0.489% due 07/25/2046 •	3,434	2,840
0.609% due 07/25/2046 ^•	1	2
1.029% due 04/25/2047 •	7,130	6,329
1.099% due 05/25/2047 ^•	26	2
1.199% due 07/25/2046 ^•	357	252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo-RBS Commercial Mortgage Trust
0.346% due 03/15/2048 ~(a)	$40,000	$242
1.170% due 03/15/2045 ~(a)	45,262	778
1.180% due 03/15/2048 ~(a)	65,908	1,127

		328,445

	SHARES
PREFERRED SECURITIES 1.4%

AT&T Mobility LLC
7.000% due 10/20/2022 «(g)(i)	3,952,199	105,366

AT&T, Inc.
2.875% due 03/02/2025 •(g)	14,700,000	17,241

Bank of America Corp.
5.875% due 03/15/2028 •(g)	12,150,000	13,267

Charles Schwab Corp.
4.000% due 06/01/2026 •(g)	14,900,000	15,158
5.375% due 06/01/2025 •(g)	4,900,000	5,425

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(g)	10,000,000	10,938

Goldman Sachs Group, Inc.
4.950% due 02/10/2025 •(g)	1,100,000	1,166

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)	6,300,000	6,366

		174,927

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 17.2%

Fannie Mae
0.229% due 03/25/2034 •	$14	14
0.509% due 06/25/2036 •	320	323
0.609% due 10/25/2040 •	152	154
1.579% due 06/01/2043 •	27	28
1.801% due 12/01/2034 •	67	70
2.200% due 01/01/2023 •	9	9
2.419% due 01/25/2022 ~(a)	2,857	25
2.614% due 11/01/2034 •(k)	414	442
2.625% due 06/01/2035 •	80	80
2.633% due 12/01/2030 •	7	7
2.658% due 08/01/2023 •	5	5
3.000% due 03/01/2060	18,126	19,618
3.500% due 01/01/2059	34,658	38,027
3.710% due 04/01/2032 •	6	6
3.810% due 08/01/2036 •	13	13
6.000% due 04/25/2043 - 07/25/2044	633	730

Freddie Mac
0.473% due 01/15/2038 •	4,776	4,786
0.586% due 10/15/2040 •	1,505	1,520
0.706% due 12/15/2037 •	167	170

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	39

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.791% due 09/25/2022 ~(a)	$21,198	$209
0.953% due 11/25/2022 ~(a)	30,173	352
1.459% due 10/25/2044 •	1,047	1,063
1.482% due 10/25/2021 ~(a)	24,015	38
1.579% due 02/25/2045 •	76	76
2.365% due 09/01/2035 •	24	25
2.382% due 01/15/2038 ~(a)	4,776	311
3.387% due 06/01/2022 •	8	8
6.000% due 12/01/2033	385	433
6.500% due 11/15/2023	3	3

Ginnie Mae
2.125% (H15T1Y + 1.500%) due 11/20/2021 - 12/20/2025 ~	15	16
2.125% due 11/20/2030 •	2	2
2.250% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	46	48
2.250% due 08/20/2027 •	10	10
2.875% (H15T1Y + 1.500%) due 05/20/2022 - 05/20/2026 ~	22	22
2.875% due 04/20/2027 - 05/20/2030 •	99	103
3.000% due 07/20/2046 - 05/20/2047	1,355	1,389
6.000% due 08/20/2034	4,193	4,766

Small Business Administration
5.110% due 04/01/2025	9	9

Uniform Mortgage-Backed Security
2.500% due 04/01/2045 - 02/01/2051	132,774	136,717
2.500% due 01/01/2051 (k)	57,702	59,352
3.000% due 10/01/2049 (k)	28,028	29,843
3.500% due 04/01/2027 - 04/01/2050	119,307	126,611
3.500% due 03/01/2048 - 08/01/2050 (k)	24,673	26,218
4.000% due 06/01/2038 - 01/01/2050	19,825	21,267
4.000% due 06/01/2039 - 06/01/2050 (k)	71,702	76,838

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2051 - 05/01/2051	69,900	69,719
3.000% due 04/01/2051 - 05/01/2051	357,100	372,002
3.500% due 05/01/2036 - 04/01/2051	4,200	4,478
4.000% due 04/01/2051 - 05/01/2051	1,022,076	1,096,696
4.500% due 04/01/2051	121,200	131,956

		2,226,607

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 6.2%

U.S. Treasury Bonds
1.375% due 11/15/2040 (k)		$72,600	$61,778
1.625% due 11/15/2050		17,500	14,588
1.875% due 02/15/2041 (k)		26,400	24,589
5.250% due 02/15/2029 (k)		900	1,152

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2030 (k)(m)		10,813	11,747
0.250% due 02/15/2050 (k)(o)		7,223	7,563
0.500% due 01/15/2028 (k)(m)(o)		139,327	155,268
0.750% due 02/15/2045 (m)		1,055	1,223
1.000% due 02/15/2048 (k)(m)		35,743	44,553
2.375% due 01/15/2027 (k)(m)		5,447	6,672
2.500% due 01/15/2029 (k)(m)(o)		30,638	39,225
3.875% due 04/15/2029 (k)(m)		11,932	16,759

U.S. Treasury Notes
0.125% due 12/15/2023 (m)(o)		10,700	10,654
0.625% due 05/15/2030 (k)		76,650	69,770
1.625% due 08/15/2029 (k)		73,300	73,579
1.750% due 11/15/2029		36,550	36,991
2.000% due 08/15/2025 (m)(o)		17,000	17,918
2.000% due 11/15/2026 (k)(m)(o)		9,600	10,075
2.250% due 11/15/2025 (k)(m)(o)		5,600	5,965
2.625% due 06/15/2021 (m)		4,946	4,972
2.875% due 04/30/2025 (k)(m)(o)		179,700	195,715

			810,756

Total United States (Cost $5,020,974)			5,146,168

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (j) 0.4%
			51,565

ARGENTINA TREASURY BILLS 0.0%
18.839% due 06/30/2021 - 09/13/2021 (d)(e)	ARS	411,498	2,891

ISRAEL TREASURY BILLS 1.0%
(0.026)% due 11/30/2021 - 03/02/2022 (d)(e)	ILS	443,000	132,556

U.S. TREASURY BILLS 0.0%
0.020% due 04/29/2021 (d)(e)(o)		$4,856	4,856

40	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.039% due 07/06/2021 (d)(e)(k)(o)	$11,308	$11,308

Total Short-Term Instruments (Cost $205,748)		203,176

Total Investments in Securities (Cost $14,833,051)		15,328,933

	SHARES
INVESTMENTS IN AFFILIATES 5.6%

SHORT-TERM INSTRUMENTS 5.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.6%

PIMCO Short Asset Portfolio	63,136,752	633,514

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	10,043,565	$99,030

Total Short-Term Instruments (Cost $729,160)		732,544

Total Investments in Affiliates (Cost $729,160)		732,544

Total Investments 123.7% (Cost $15,562,211)		$16,061,477

Financial Derivative Instruments (l)(n) 1.2% (Cost or Premiums, net $(44,225))		158,597

Other Assets and Liabilities, net (24.9)%		(3,234,259)

Net Assets 100.0%		$12,985,815

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	41

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$106,090	$105,366	0.81%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	10,600	10,634	0.08
Deutsche Bank AG	3.729	01/14/2032	01/20/2021 - 01/28/2021	4,220	4,077	0.03
Morgan Stanley	0.738	02/03/2023	01/30/2020	26,834	28,206	0.22
Oracle Corp.	1.650	03/25/2026	03/22/2021	20,590	20,772	0.16
Oracle Corp.	2.300	03/25/2028	03/22/2021	6,982	7,091	0.05
Oracle Corp.	2.875	03/25/2031	03/22/2021	3,994	4,075	0.03
Oracle Corp.	3.650	03/25/2041	03/22/2021	13,409	13,680	0.11
Oracle Corp.	3.950	03/25/2051	03/22/2021	5,191	5,370	0.04

				$197,910	$199,271	1.53%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	03/31/2021	04/01/2021	$48,434	U.S. Treasury Notes 0.125% due 03/31/2023	$(49,403)	$48,434	$48,434
JPS	(0.060)	03/03/2021	04/05/2021	3,131	U.S. Treasury Notes 1.750% due 11/15/2029	(3,056)	3,131	3,131

Total Repurchase Agreements						$(52,459)	$51,565	$51,565

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	0.070%	03/22/2021	04/22/2021			$(8,981)	$(8,981)
BOS	0.100	03/11/2021	04/14/2021			(49,537)	(49,540)
BPS	(0.850)	03/09/2021	TBD	(3)	EUR	(4,821)	(5,651)
	(0.530)	02/19/2021	05/20/2021			(21,091)	(24,718)
	(0.500)	02/17/2021	05/20/2021			(36,860)	(43,199)
BRC	(0.530)	02/17/2021	05/20/2021			(145,280)	(170,260)
	(0.500)	02/17/2021	05/20/2021			(45,402)	(53,210)
	0.090	03/24/2021	04/14/2021			$(101,140)	(101,142)
BSN	0.080	03/16/2021	04/16/2021			(10,532)	(10,532)
	0.090	03/16/2021	04/16/2021			(82,862)	(82,866)
CIB	0.100	03/11/2021	04/14/2021			(34,611)	(34,613)
DBL	(1.350)	05/13/2020	TBD	(3)	EUR	(3,957)	(4,584)
GRE	0.080	03/18/2021	04/19/2021			$(15,043)	(15,043)
IND	(0.540)	02/17/2021	05/20/2021		EUR	(101,410)	(118,845)
	(0.530)	02/17/2021	05/20/2021			(111,790)	(131,012)
	0.060	03/24/2021	04/07/2021			$(218,622)	(218,625)
	0.090	03/02/2021	04/05/2021			(10,191)	(10,192)
	0.090	03/03/2021	04/05/2021			(64,288)	(64,292)
	0.100	02/11/2021	04/12/2021			(1,126)	(1,127)

Total Reverse Repurchase Agreements							$(1,148,432)

42	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BCY	0.010%	03/24/2021	04/07/2021	$(74,224)	$(74,224)
GSC	(0.050)	03/25/2021	04/01/2021	(25,041)	(25,041)

Total Sale-Buyback Transactions					$(99,265)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (0.6)%
Sovereign Issues (0.6)%
Canada Government International Bond	2.750%	12/01/2048	CAD	78,620	$(76,227)	$(73,680)

United States (10.6)%
U.S. Government Agencies (10.3)%
Fannie Mae, TBA	3.000%	06/01/2051		$59,400	(62,119)	(61,850)
Ginnie Mae, TBA	2.500	04/01/2051		39,950	(41,172)	(41,223)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2051		196,700	(197,810)	(196,347)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2051		196,400	(196,667)	(195,687)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2051		190,650	(194,956)	(195,245)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2051		3,245	(3,413)	(3,380)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2051		347,055	(363,472)	(361,588)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2051		12,500	(13,290)	(13,206)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2051		255,700	(271,079)	(270,213)

Total U.S. Government Agencies					(1,343,978)	(1,338,739)

U.S. Treasury Obligations (0.3)%
U.S. Treasury Notes	1.750%	11/15/2029		39,550	(43,497)	(40,289)

Total United States					(1,387,475)	(1,379,028)

Total Short Sales (11.2)%					$(1,463,702)	$(1,452,708)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(8,981)	$0	$0	$(8,981)	$9,090	$109
BOS	0	(49,540)	0	0	(49,540)	50,791	1,251
BPS	0	(73,568)	0	0	(73,568)	73,142	(426)
BRC	0	(324,612)	0	0	(324,612)	326,029	1,417
BSN	0	(93,398)	0	0	(93,398)	93,038	(360)
CIB	0	(34,613)	0	0	(34,613)	35,424	811
DBL	0	(4,584)	0	0	(4,584)	4,738	154
FICC	48,434	0	0	0	48,434	(49,403)	(969)
GRE	0	(15,043)	0	0	(15,043)	14,987	(56)
IND	0	(544,093)	0	0	(544,093)	539,334	(4,759)
JPS	3,131	0	0	0	3,131	(3,056)	75

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	43

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(74,224)	$0	$(74,224)	$73,930	$(294)
GSC	0	0	(25,041)	0	(25,041)	25,030	(11)
TDL	0	0	0	(40,289)	(40,289)	0	(40,289)
TDM	0	0	0	(73,680)	(73,680)	(3,755)	(77,435)

Total Borrowings and Other Financing Transactions	$51,565	$(1,148,432)	$(99,265)	$(113,969)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(541,244)	$(10,235)	$(551,479)
U.S. Government Agencies	0	(185,295)	0	0	(185,295)
U.S. Treasury Obligations	0	(411,658)	0	0	(411,658)

Total	$0	$(596,953)	$(541,244)	$(10,235)	$(1,148,432)

Sale-Buyback Transactions
U.S. Treasury Obligations	(25,041)	(74,224)	0	0	(99,265)

Total	$(25,041)	$(74,224)	$0	$0	$(99,265)

Total Borrowings	$(25,041)	$(671,177)	$(541,244)	$(10,235)	$(1,247,697)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(1,247,697)

(k)	Securities with an aggregate market value of $1,245,026 and cash of $1,445 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(1,526,294) at a weighted average interest rate of (0.118%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $880 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar April 2021 Futures	$98.500	04/16/2021	249	$623	$(54)	$(79)
Call - CME 90-Day Eurodollar April 2021 Futures	99.000	04/16/2021	249	623	(26)	(2)

Total Written Options					$(80)	$(81)

44	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2022	248	$61,854	$(31)	$0	$(3)
Australia Government 10-Year Bond June Futures	06/2021	292	30,632	(278)	0	(233)
Euro-BTP Italy Government Bond June Futures	06/2021	4,885	855,343	9,237	1,542	(2,603)
Euro-Buxl 30-Year Bond June Futures	06/2021	227	54,848	(482)	229	(319)
Japan Government 10-Year Bond June Futures	06/2021	581	793,172	1,475	0	(1,627)
U.S. Treasury 5-Year Note June Futures	06/2021	2,626	324,044	(4,155)	0	(431)
U.S. Treasury 10-Year Note June Futures	06/2021	3,708	485,516	(12,184)	0	(927)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	2,050	294,559	(10,255)	0	(705)
United Kingdom Long Gilt June Futures	06/2021	579	101,843	(1,158)	8	(415)

				$(17,831)	$1,779	$(7,263)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	06/2024	123	$(30,272)	$(1)	$0	$(1)
Australia Government 3-Year Note June Futures	06/2021	751	(66,764)	(24)	75	0
Canada Government 10-Year Bond June Futures	06/2021	162	(17,889)	(83)	67	0
Euro-Bund 10-Year Bond June Futures	06/2021	3,711	(745,392)	(2,487)	2,710	(1,219)
Euro-OAT France Government 10-Year Bond June Futures	06/2021	433	(82,235)	172	259	(127)
Euro-Schatz June Futures	06/2021	2,165	(284,610)	(28)	195	(25)
U.S. Treasury 30-Year Bond June Futures	06/2021	109	(16,851)	657	48	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	399	(72,306)	4,078	462	0

				$2,284	$3,816	$(1,372)

Total Futures Contracts				$(15,547)	$5,595	$(8,635)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	12/20/2027	0.975%	EUR	3,300	$(17)	$25	$8	$4	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.256		4,800	12	(232)	(220)	7	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	2.415		2,500	(14)	(134)	(148)	2	0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.271		$6,400	113	(54)	59	1	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.476	EUR	4,900	(145)	321	176	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.154		10,675	(511)	646	135	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.569		5,700	(188)	313	125	1	0

							$(750)	$885	$135	$15	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	45

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025		$1,840	$(81)	$(90)	$(171)	$0	$(5)
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025		184,100	(8,664)	(8,296)	(16,960)	0	(695)
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		580,900	(2,922)	(1,198)	(4,120)	0	(795)
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031		46,200	(72)	(101)	(173)	0	(69)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	394,500	(2,998)	(4,386)	(7,384)	0	(677)

						$(14,737)	$(14,071)	$(28,808)	$0	$(2,241)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$4,600	$110	$1	$111	$5	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	3,600	79	6	85	5	0

					$189	$7	$196	$10	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$3,162,300	$(23)	$(617)	$(640)	$0	$(111)
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	470,800	0	(72)	(72)	0	(14)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	85,800	0	(19)	(19)	1	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	71,100	0	(3)	(3)	1	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	374,100	28	(115)	(87)	5	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	285,300	0	(16)	(16)	25	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	91,200	0	33	33	25	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	302,200	43	57	100	75	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	269,400	0	10	10	63	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	229,600	0	28	28	51	0

					$48	$(714)	$(666)	$246	$(125)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2023	GBP	150,750	$265	$(849)	$(584)	$0	$(33)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.000	Annual	06/16/2026		122,700	(284)	(3,802)	(4,086)	0	(297)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/15/2026		13,200	26	4	30	4	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	06/16/2031		82,300	(107)	(6,134)	(6,241)	0	(439)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2031		36,100	(150)	(330)	(480)	0	(131)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		23,050	(76)	(3,775)	(3,851)	0	(302)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		24,400	998	945	1,943	335	0

46	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	2.850%	Maturity	01/03/2022	BRL	379,000	$(2)	$710	$708	$0	$(24)
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		257,800	0	471	471	0	(17)
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		389,000	0	728	728	0	(25)
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022		649,000	0	1,179	1,179	0	(42)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		328,100	0	598	598	0	(21)
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		380,000	0	692	692	0	(24)
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		85,200	0	157	157	0	(6)
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		89,000	0	158	158	0	(6)
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		143,800	0	255	255	0	(9)
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		5,210,700	(56)	(3,890)	(3,946)	334	0
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		105,600	0	(125)	(125)	7	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		2,281,600	(13)	(2,649)	(2,662)	146	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		786,900	(1,181)	1,532	351	0	(50)
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		1,472,400	(186)	(1,142)	(1,328)	94	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	51,800	0	332	332	1	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022		36,700	0	236	236	1	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		31,000	136	240	376	1	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		34,800	0	105	105	0	(10)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		24,300	0	84	84	0	(7)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		67,500	(544)	1,217	673	0	(19)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		107,400	4,343	124	4,467	0	(93)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		65,800	13	(623)	(610)	0	(84)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		223,400	2,519	(2,592)	(73)	0	(293)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		233,500	(2,385)	(5,152)	(7,537)	0	(320)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		95,400	1,519	2,156	3,675	0	(530)
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024	NZD	8,000	0	(19)	(19)	0	(10)
Receive	3-Month NZD-BBR	0.500	Semi-Annual	12/16/2025		10,350	(32)	207	175	33	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	135,100	312	(60)	252	0	(5)
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029		171,800	635	84	719	0	(45)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		$235,200	855	(4,063)	(3,208)	0	(3)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		123,400	(1,718)	(1,206)	(2,924)	0	(2)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/26/2022		177,100	(410)	(1,965)	(2,375)	0	(3)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		758,400	(7,921)	(147)	(8,068)	94	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		9,000	96	0	96	0	(1)
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023		64,100	48	(94)	(46)	0	(10)
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		150,800	0	(3,625)	(3,625)	38	0
Receive(6)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		130,050	0	(2,434)	(2,434)	93	0
Receive(6)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		143,950	0	(2,472)	(2,472)	103	0
Receive(6)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		99,200	0	(1,937)	(1,937)	86	0
Receive	3-Month USD-LIBOR	0.300	Semi-Annual	01/15/2026		115,200	223	3,572	3,795	111	0
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		44,400	657	737	1,394	52	0
Pay(6)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		38,400	(778)	(425)	(1,203)	0	(130)
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		319,750	(2,932)	(18,096)	(21,028)	0	(389)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		238,500	(2,193)	17,807	15,614	280	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		209,700	(3,382)	17,564	14,182	282	0
Receive	3-Month USD-LIBOR	0.550	Semi-Annual	01/15/2031		1,174,600	14,606	117,881	132,487	1,585	0
Receive	3-Month USD-LIBOR	1.120	Semi-Annual	02/02/2031		32,400	0	1,938	1,938	44	0
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	02/02/2031		39,000	0	2,185	2,185	53	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		400,005	(17,983)	(20,431)	(38,414)	0	(425)
Receive(6)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		84,605	2,936	5,581	8,517	85	0
Receive(6)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		511,100	50,762	1,880	52,642	595	0
Pay(6)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		14,810	0	51	51	51	0
Receive(6)	3-Month USD-LIBOR	1.720	Semi-Annual	10/15/2031		55,300	0	1,083	1,083	83	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		70,500	1,631	9,313	10,944	200	0
Receive	3-Month USD-LIBOR	1.325	Semi-Annual	12/02/2050		22,900	(671)	5,248	4,577	81	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		54,400	(292)	11,841	11,549	151	0
Receive	3-Month USD-LIBOR	0.800	Semi-Annual	01/15/2051		92,100	2,248	27,635	29,883	344	0
Pay	3-Month USD-LIBOR	1.460	Semi-Annual	02/02/2051		40,600	(468)	(6,507)	(6,975)	0	(141)
Pay(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		126,700	(27,638)	(1,032)	(28,670)	0	(459)
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		14,300	3,002	142	3,144	38	0
Receive(6)	3-Month USD-LIBOR	1.760	Semi-Annual	08/25/2051		18,850	0	1,995	1,995	56	0
Receive(6)	3-Month USD-LIBOR	1.950	Semi-Annual	08/31/2051		13,250	0	818	818	40	0
Receive(6)	3-Month USD-LIBOR	1.990	Semi-Annual	08/31/2051		13,900	0	730	730	42	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	47

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month USD-LIBOR	2.010%	Semi-Annual	09/17/2051		$14,200	$0	$795	$795	$48	$0
Receive(6)	3-Month USD-LIBOR	1.665	Semi-Annual	10/27/2051		3,000	0	411	411	11	0
Receive(6)	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		16,000	0	581	581	50	0
Receive(6)	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		9,900	0	1,437	1,437	29	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	166,500	57	594	651	7	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		106,900	184	599	783	0	(26)
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	87,000	(1,857)	4,433	2,576	574	0
Pay	6-Month CHF-LIBOR	0.500	Annual	09/16/2025	CHF	369,000	359	(1,793)	(1,434)	0	(164)
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026		39,600	(169)	1,190	1,021	0	(29)
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	264,500	0	146	146	0	(73)
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2023	EUR	374,700	278	(362)	(84)	0	(109)
Pay	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025		300	(7)	22	15	0	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2026		1,240,800	(2,666)	(12,259)	(14,925)	0	(1,138)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/15/2026		4,700	2	3	5	3	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031		1,018,600	(9,497)	(31,334)	(40,831)	0	(1,811)
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031		167,500	(2,244)	(119)	(2,363)	0	(66)
Pay(6)	6-Month EUR-EURIBOR	0.060	Annual	11/17/2032		39,500	0	(1,570)	(1,570)	0	(74)
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		20,800	(1,858)	1,316	(542)	42	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2036		16,600	771	192	963	32	0
Receive(6)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		5,950	0	963	963	4	0
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		18,200	568	2,406	2,974	25	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	09/15/2051		124,950	(3,144)	2,658	(486)	204	0
Receive(6)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		13,400	0	2,088	2,088	17	0
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	3,731,000	(142)	71	(71)	0	(45)
Pay(6)	6-Month JPY-LIBOR	0.000	Semi-Annual	06/16/2023	JPY	33,620,000	455	(274)	181	0	(24)
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	03/17/2031		17,690,000	(1,673)	(514)	(2,187)	0	(365)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		12,100,000	217	(883)	(666)	695	0
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		18,400,000	(507)	(743)	(1,250)	0	(1,992)
Receive	6-Month NOK-NIBOR	1.500	Annual	03/10/2026	NOK	1,121,200	35	(460)	(425)	131	0
Pay	6-Month NOK-NIBOR	1.900	Annual	03/10/2031		586,300	19	394	413	0	(311)
Pay	6-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	33,100	0	475	475	0	(110)
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	1,363,000	111	(2,745)	(2,634)	143	0
Receive	UKRPI	3.257	Maturity	02/15/2025		90,500	0	(774)	(774)	0	(175)
Receive	UKRPI	3.262	Maturity	02/15/2025		72,000	0	(645)	(645)	0	(138)
Receive	UKRPI	3.258	Maturity	02/15/2025		67,600	0	(585)	(585)	0	(130)
Receive	UKRPI	3.241	Maturity	02/15/2025		27,300	0	(200)	(200)	0	(52)
Receive	UKRPI	3.334	Maturity	08/15/2025		35,300	(49)	455	406	0	(56)
Receive	UKRPI	3.355	Maturity	11/15/2025		15,600	(52)	289	237	0	(32)
Receive	UKRPI	3.664	Maturity	03/15/2026		24,000	0	(46)	(46)	0	(46)
Pay	UKRPI	3.386	Maturity	01/15/2030		17,500	0	(296)	(296)	0	(6)
Pay	UKRPI	3.453	Maturity	02/15/2030		116,600	0	(1,322)	(1,322)	0	(49)
Pay	UKRPI	3.346	Maturity	02/15/2030		21,000	0	(300)	(300)	0	(8)
Pay	UKRPI	3.450	Maturity	02/15/2030		65,900	37	(818)	(781)	0	(27)
Pay	UKRPI	3.475	Maturity	08/15/2030		35,300	0	(1,177)	(1,177)	5	0
Pay	UKRPI	3.473	Maturity	11/15/2030		15,600	0	(602)	(602)	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		13,970	0	606	606	0	(0)
Receive	UKRPI	3.397	Maturity	11/15/2030		16,210	123	715	838	0	(1)
Receive	UKRPI	3.510	Maturity	11/15/2030		7,230	0	232	232	0	0
Pay	UKRPI	3.740	Maturity	03/15/2031		21,000	0	54	54	54	0
Pay	UKRPI	3.340	Maturity	11/15/2040		12,230	0	(1,229)	(1,229)	0	(31)
Pay	UKRPI	3.272	Maturity	11/15/2040		9,900	(2)	(1,277)	(1,279)	0	(23)
Pay	UKRPI	3.273	Maturity	11/15/2040		13,970	0	(1,802)	(1,802)	0	(33)
Pay	UKRPI	3.217	Maturity	11/15/2040		27,610	(477)	(3,721)	(4,198)	0	(61)
Receive	UKRPI	3.000	Maturity	11/15/2050		11,400	421	2,937	3,358	55	0
Receive	UKRPI	3.051	Maturity	11/15/2050		9,900	0	2,545	2,545	51	0
Receive	UKRPI	3.143	Maturity	11/15/2050		5,000	0	936	936	29	0

							$(4,279)	$106,332	$102,053	$7,752	$(11,610)

Total Swap Agreements							$(19,529)	$92,439	$72,910	$8,023	$(13,976)

48	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$5,595	$8,043	$13,638	$(81)	$(8,647)	$(13,998)	$(22,726)

(m)

Securities with an aggregate market value of $220,618 and cash of $15,721 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(12) for closed futures and unsettled variation margin asset of $20 and liability of $(22) for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	132,623	$	23,371	$64	$(255)
	04/2021	DKK	1,200,732		196,295	6,996	0
	04/2021	GBP	123,643		175,047	4,592	0
	04/2021	JPY	124,507,476		1,174,529	49,992	0
	04/2021	TWD	506,626		18,386	564	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	49

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2021	$		24,156		BRL	132,623	$0	$(594)
	04/2021			11,447		CAD	14,434	39	0
	04/2021			197,510		DKK	1,242,797	0	(1,580)
	04/2021			89,183		EUR	75,705	0	(402)
	04/2021			906,163		GBP	659,835	3,488	0
	04/2021			376		PLN	1,416	0	(18)
	04/2021			157		RUB	12,031	2	0
	04/2021			14,222		TWD	399,827	0	(157)
	05/2021		BRL	11,590	$		2,093	37	0
	05/2021		EUR	56,737			66,678	104	0
	05/2021		GBP	659,835			906,257	0	(3,481)
	05/2021		ILS	32,144			9,810	191	0
	05/2021	$		64,818		NOK	553,830	0	(66)
	05/2021			5,187		ZAR	78,773	122	0
	06/2021		CNY	524,762	$		80,283	799	0
	06/2021		RON	147			36	1	0
	06/2021	$		2,540		RUB	191,804	0	(27)
	06/2021			3,545		ZAR	53,746	62	0
	06/2021		ZAR	78,773	$		5,166	0	(122)
	07/2021		DKK	1,221,682			194,411	1,522	0
BPS	04/2021		AUD	104,268			82,578	3,381	0
	04/2021		CAD	20,096			15,988	0	(3)
	04/2021		EUR	55,119			65,728	1,089	0
	04/2021		GBP	9,715			13,499	106	0
	04/2021		PLN	1,198			321	18	0
	04/2021		TWD	253,791			9,212	284	0
	04/2021	$		10,504		CAD	13,248	38	0
	04/2021			5,518		CHF	5,188	0	(29)
	04/2021			23,875		DKK	150,624	0	(129)
	04/2021			3,822		GBP	2,737	0	(49)
	04/2021			32,031		NZD	43,030	0	(1,979)
	04/2021			255		PLN	951	0	(14)
	04/2021			3,355		RUB	247,005	0	(95)
	05/2021		CAD	13,248	$		10,504	0	(38)
	05/2021		CHF	5,188			5,522	29	0
	05/2021		CZK	6,533			308	14	0
	06/2021		CNH	388,352			59,440	596	0
	06/2021		KRW	153,454,466			136,493	412	0
	06/2021	$		10		TWD	278	0	0
	07/2021		DKK	150,624	$		23,911	130	0
BRC	04/2021		CHF	3,761			4,118	138	0
	04/2021	$		2,480		DKK	15,450	0	(44)
	04/2021			14,470		EUR	12,000	0	(397)
	04/2021			7,766		GBP	5,661	38	0
	04/2021			1,877		JPY	204,600	0	(29)
	05/2021			13,898		SEK	121,105	0	(27)
	06/2021			8,088		TWD	225,210	0	(114)
CBK	04/2021		AUD	1,936	$		1,495	25	0
	04/2021		BRL	43,435			7,876	159	0
	04/2021		CHF	3,536			3,906	165	0
	04/2021		DKK	825,439			135,089	4,957	0
	04/2021		GBP	494,572			700,142	18,323	0
	04/2021		ILS	121,200			35,771	0	(491)
	04/2021		PEN	57,468			15,659	308	0
	04/2021	$		1,954		AUD	2,523	0	(38)
	04/2021			7,624		BRL	43,435	93	0
	04/2021			25,628		CAD	32,278	57	0
	04/2021			127,945		DKK	807,961	0	(568)
	04/2021			3,370		GBP	2,424	0	(28)

50	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2021	$		11,733		JPY	1,256,400	$0	$(386)
	04/2021			8,226		PEN	29,959	0	(223)
	05/2021		CAD	32,278	$		25,630	0	(57)
	05/2021		PEN	279,500			76,587	1,927	0
	06/2021		CNH	1,090,458			166,189	960	0
	06/2021	$		8,112		PEN	29,959	0	(112)
	06/2021			6,144		RUB	458,233	0	(140)
	06/2021			289		TWD	8,019	0	(5)
	07/2021		DKK	807,961	$		128,135	568	0
	08/2021		PEN	28,455			7,822	226	0
	11/2021		ILS	612,345			187,404	3,425	0
	01/2022			114,337			35,188	803	0
	02/2022			127,138			39,359	1,111	0
	03/2022			140,235			42,534	322	0
DUB	06/2021		MYR	280,810			69,017	1,302	0
GLM	04/2021		AUD	48,594			38,843	1,933	0
	04/2021		BRL	667			121	3	0
	04/2021		ILS	9,826			2,864	0	(75)
	04/2021	$		235,172		AUD	308,285	0	(1,013)
	04/2021			117		BRL	667	1	0
	04/2021			116		PLN	434	0	(6)
	04/2021			493		RUB	37,153	1	(3)
	04/2021			7,061		TWD	198,334	0	(84)
	05/2021		AUD	306,448	$		233,780	980	0
	05/2021	$		670		ILS	2,227	0	(3)
	05/2021		ZAR	340,779	$		22,121	0	(849)
	06/2021		CNH	3,685,496			559,332	897	0
	06/2021		KRW	1,127			1	0	0
	09/2021		PEN	73,994			20,117	366	0
	01/2022		ILS	16,680			5,108	91	0
HUS	04/2021		BRL	107,900			19,670	500	0
	04/2021		CAD	64,710			51,824	330	0
	04/2021		EUR	87,195			103,740	1,484	0
	04/2021		GBP	93,021			128,659	574	(154)
	04/2021		ILS	53,516			15,557	0	(455)
	04/2021		NOK	3,690			436	4	0
	04/2021		SEK	407,010			47,423	819	0
	04/2021	$		21,194		AUD	27,106	0	(606)
	04/2021			19,075		BRL	107,900	161	(66)
	04/2021			12,232		CAD	15,492	95	0
	04/2021			1,219		CHF	1,140	0	(12)
	04/2021			46,799		DKK	294,605	0	(354)
	04/2021			65,785		EUR	54,609	0	(1,744)
	04/2021			60,074		GBP	43,069	0	(699)
	04/2021			12,301		JPY	1,315,000	0	(424)
	04/2021			429		PLN	1,604	0	(23)
	05/2021		CZK	2,910	$		137	7	0
	05/2021		ILS	76,731			23,558	596	0
	05/2021		PEN	199,811			54,336	968	0
	05/2021	$		5,081		ZAR	76,008	42	0
	06/2021		CNY	722,782	$		110,797	1,319	0
	06/2021		HKD	7,437			958	1	0
	06/2021		KRW	4,138,792			3,662	0	(8)
	06/2021		RON	843			209	9	0
	06/2021	$		31,974		MXN	666,663	412	0
	06/2021			1,491		RUB	110,966	0	(38)
	06/2021			787		SGD	1,060	1	0
	06/2021			157		THB	4,800	0	(3)
	06/2021			20		TWD	556	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	51

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2021	$		13,135		ZAR	202,687	$470	$0
	06/2021		ZAR	76,008	$		5,060	0	(42)
	01/2022		ILS	40,950			12,684	365	0
JPM	04/2021		AUD	11,635			8,926	88	0
	04/2021	$		126,867		DKK	799,545	0	(817)
	06/2021		CNY	48,756	$		7,484	99	0
	06/2021		KRW	405,540			360	0	0
	06/2021		RON	185			46	2	0
	06/2021	$		18,706		CNH	122,487	0	(146)
	06/2021			201		THB	6,196	0	(3)
	06/2021			96		TWD	2,669	0	(2)
	06/2021			5,742		ZAR	87,747	148	0
	07/2021		DKK	750,140	$		118,982	544	0
MYI	04/2021		AUD	140,793			111,489	4,549	0
	04/2021		DKK	427,815			69,733	2,287	0
	04/2021		JPY	4,916,826			46,347	1,938	0
	04/2021		MXN	22,833			1,092	0	(24)
	04/2021	$		4,230		AUD	5,426	0	(109)
	04/2021			2,406		CAD	3,044	16	0
	04/2021			2,053		DKK	12,900	0	(19)
	04/2021			1,146,513		JPY	126,372,002	0	(5,136)
	05/2021		JPY	126,064,502	$		1,144,014	5,097	0
	06/2021		CNH	3,672,363			559,113	2,667	0
	06/2021		CNY	158,638			24,086	58	0
	06/2021		KRW	6,071,008			5,374	0	(10)
	06/2021	$		805		EUR	630	0	(65)
	06/2021		ZAR	5,157	$		344	0	(2)
RBC	04/2021	$		2,588		CAD	3,254	2	0
RYL	04/2021			8,726		DKK	53,650	0	(268)
SCX	04/2021		AUD	36,114	$		28,819	1,388	0
	04/2021		TWD	753,382			27,346	843	0
	04/2021	$		10,089		GBP	7,225	0	(128)
	04/2021			2,585		JPY	276,300	0	(90)
	04/2021			301		PLN	1,126	0	(16)
	04/2021			64,165		SEK	528,115	0	(3,694)
	04/2021			32,427		TWD	915,639	0	(216)
	06/2021		KRW	16,404,487	$		14,562	15	0
	06/2021		TWD	2,644,598			96,223	2,587	0
	06/2021	$		36,493		IDR	526,782,937	0	(687)
	06/2021			58,467		TWD	1,627,820	0	(831)
	06/2021		ZAR	5,277	$		336	0	(18)
SSB	04/2021	$		1,056		CHF	969	0	(31)
	04/2021			404		MXN	8,393	6	0
	06/2021			28,386		TWD	788,563	0	(466)
TOR	04/2021		CAD	126,256	$		99,737	0	(731)
	04/2021		EUR	1,123,343			1,364,628	47,283	0
	04/2021	$		100,454		CAD	126,256	14	0
	04/2021			66,730		NOK	557,520	0	(1,547)
	05/2021		CAD	126,256	$		100,458	0	(14)
	05/2021		EUR	1,123,343			1,321,021	2,912	0
UAG	04/2021		DKK	923,546			151,307	5,708	0
	04/2021		ILS	86,643			25,223	0	(700)
	04/2021		MXN	23,736			1,160	0	0
	04/2021		NZD	43,030			30,190	138	0
	04/2021	$		2,448		CAD	3,056	0	(16)
	04/2021			9,333		RUB	691,420	1	(208)
	05/2021		CZK	3,237	$		153	7	0
	05/2021	$		30,189		NZD	43,030	0	(138)
	05/2021			13,233		RUB	987,609	0	(240)

52	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2021	$		12,300		ZAR	185,998	$237	$0
	06/2021			3,031		RUB	226,607	0	(62)
	06/2021		ZAR	185,998	$		12,251	0	(234)

Total Forward Foreign Currency Contracts								$200,642	$(35,026)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	09/30/2021	70,100	$1,472	$1,431
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.200	01/25/2022	316,000	2,515	6,094

							$3,987	$7,525

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/23/2025	EUR	97.000	05/23/2025	21,400	$1,620	$3,003

Total Purchased Options						$5,607	$10,528

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	5,000	$(17)	$(15)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	20,900	(9)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	19,000	(17)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	20,900	(25)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	42,200	(46)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	23,800	(24)	(9)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	19,900	(21)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	17,800	(25)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	17,800	(21)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	15,100	(16)	(6)
BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	5,600	(35)	(22)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	45,600	(28)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	18,400	(17)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	38,700	(34)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	26,800	(23)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	5,400	(6)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	19,000	(19)	(2)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	26,800	(16)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	26,800	(39)	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	53

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800%	04/21/2021	55,400	$(67)	$(4)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	34,800	(16)	(10)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	34,800	(35)	(10)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	29,000	(31)	(7)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	21,500	(23)	(4)
BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	62,100	(30)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	62,100	(110)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	129,000	(176)	(9)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	76,100	(85)	(22)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	28,200	(30)	(7)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	33,300	(41)	(7)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	14,200	(17)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	57,000	(61)	(23)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	33,100	(34)	(12)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	33,200	(18)	(21)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	33,200	(44)	(28)
CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	5,900	(27)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	19,000	(18)	(3)
DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	12,700	(9)	(2)
DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	6,500	(8)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	23,300	(23)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	12,400	(13)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	36,100	(40)	(3)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	33,900	(14)	(9)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	33,900	(35)	(10)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	15,400	(15)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	15,100	(23)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	11,100	(12)	(4)
FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	4,200	(17)	(9)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	21,800	(31)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	16,700	(7)	(9)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	16,700	(17)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	23,200	(33)	(6)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	21,900	(23)	(11)
GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	4,500	(19)	(13)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	21,700	(11)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	9,100	(10)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	52,200	(59)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	33,500	(34)	(7)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	18,000	(19)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	21,100	(26)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	17,500	(15)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	19,800	(18)	(10)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	24,800	(32)	(19)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	13,600	(6)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	13,600	(15)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	36,100	(37)	(9)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	41,700	(43)	(9)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	35,900	(39)	(15)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	11,100	(12)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	27,300	(36)	(23)
JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	4,600	(21)	(8)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	19,000	(18)	(4)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	21,500	(23)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	7,700	(10)	(6)
MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	19,000	(21)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	33,600	(43)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	13,000	(16)	(2)

						$(2,204)	$(508)

54	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
HUS	Put - OTC EUR versus CNH	CNH	7.700	04/28/2021	55,181	$(213)	$(321)
	Call - OTC EUR versus CNH		7.950	04/28/2021	55,181	(405)	(27)
	Put - OTC USD versus ILS	ILS	3.195	04/14/2021	26,596	(99)	(1)
	Call - OTC USD versus ILS		3.315	04/14/2021	26,596	(101)	(276)
	Put - OTC USD versus ILS		3.165	05/06/2021	23,534	(116)	(4)
	Call - OTC USD versus ILS		3.328	05/06/2021	23,534	(116)	(255)
JPM	Put - OTC USD versus ILS		3.182	05/18/2021	13,676	(65)	(5)
	Call - OTC USD versus ILS		3.338	05/18/2021	13,676	(65)	(141)
	Put - OTC USD versus ILS		3.260	06/30/2021	21,016	(109)	(107)
	Call - OTC USD versus ILS		3.415	06/30/2021	21,016	(109)	(123)

						$(1,398)	$(1,260)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	352,000	$(1,747)	$(32)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.865	04/19/2021	106,500	(95)	(49)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.1450	04/19/2021	115,200	(207)	(197)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/15/2021	33,200	(247)	(106)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	06/15/2021	33,200	(247)	(296)
BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	21,400	(1,620)	(3,291)
BRC	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	105,300	(136)	(81)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	105,300	(137)	(267)
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.075	06/14/2021	56,800	(165)	(43)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200	06/14/2021	56,800	(165)	(292)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.522	04/12/2021	28,100	(110)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.862	04/12/2021	28,100	(110)	(98)
DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	154,900	(707)	(55)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.538	04/19/2021	57,200	(200)	(34)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.858	04/19/2021	57,200	(200)	(298)
FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	09/30/2021	91,100	(655)	(685)
FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	340,200	(3,022)	(80)
GLM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	150,300	(200)	(116)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	150,300	(200)	(381)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	55

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.840%	04/19/2021	40,600	$(62)	$(12)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120	04/19/2021	40,600	(62)	(92)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	62,700	(1,668)	(3,629)
MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	308,600	(2,749)	(56)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	234,000	(1,075)	(83)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.820	04/15/2021	66,400	(105)	(11)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120	04/15/2021	66,400	(105)	(133)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	69,000	(1,028)	(3,993)
RYL	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	659,200	(851)	(508)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	659,200	(851)	(1,672)

							$(18,726)	$(16,595)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor (2)	0.000%	1-Month USD-LIBOR	10/07/2022	216,500	$(223)	$(40)
	Call - OTC 1-Year Interest Rate Floor (2)	0.000	1-Month USD-LIBOR	10/08/2022	99,000	(98)	(19)

						$(321)	$(59)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	9,400	$(29)	$(194)
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	32,900	(195)	(191)
JPM	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	14,600	(35)	(108)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	9,550	(25)	(96)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	15,800	(39)	(179)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	12,000	(49)	(311)

					$(372)	$(1,079)

Total Written Options					$(23,021)	$(19,501)

56	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(5)	Notional Amount(6)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.038%	$4,500	$(156)	$101	$0	$(55)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038	16,740	(598)	394	0	(204)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115	14,700	(363)	68	0	(295)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.111	29,700	(566)	(34)	0	(600)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038	26,260	(909)	589	0	(320)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115	47,500	(1,188)	234	0	(954)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038	25,300	(898)	590	0	(308)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.111	11,800	(228)	(10)	0	(238)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038	31,100	(1,092)	713	0	(379)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115	27,200	(678)	131	0	(547)
JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115	13,100	(314)	51	0	(263)

							$(6,990)	$2,827	$0	$(4,163)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(5)	Notional Amount(6)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.619%		$7,820	$(188)	$314	$126	$0
BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619		20,100	(487)	811	324	0
CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619		4,380	(106)	177	71	0
MYC	Barclays Bank PLC	1.000	Quarterly	12/20/2021	0.168	EUR	6,900	48	4	52	0

								$(733)	$1,306	$573	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	57

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	101,200	$	76,244	$485	$(99)	$386	$0
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		87,700		60,513	13	6,395	6,408	0
GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		86,300		59,547	(319)	6,635	6,316	0
MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.298% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/14/2030		32,300		23,204	173	1,094	1,267	0

									$352	$14,025	$14,377	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.187% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	$315,600	$169	$86	$255	$0

Total Swap Agreements								$(7,202)	$18,244	$15,205	$(4,163)

58	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
AZD	$0	$0	$386	$386	$0	$0	$0	$0	$386	$372	$758
BOA	68,575	0	126	68,701	(6,702)	(731)	(55)	(7,488)	61,213	(57,197)	4,016
BPS	6,097	3,003	0	9,100	(2,336)	(3,362)	(499)	(6,197)	2,903	(3,750)	(847)
BRC	176	0	324	500	(611)	(485)	(1,874)	(2,970)	(2,470)	2,463	(7)
CBK	33,429	0	6,479	39,908	(2,048)	(443)	(308)	(2,799)	37,109	(34,947)	2,162
DBL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
DUB	1,302	0	0	1,302	0	(428)	0	(428)	874	(2,350)	(1,476)
FAR	0	1,431	0	1,431	0	(879)	0	(879)	552	154	706
FBF	0	0	0	0	0	(122)	0	(122)	(122)	0	(122)
GLM	4,272	6,094	6,316	16,682	(2,033)	(4,230)	0	(6,263)	10,419	(6,130)	4,289
GSC	0	0	0	0	0	(191)	0	(191)	(191)	0	(191)
GST	0	0	255	255	0	(130)	(617)	(747)	(492)	(1,100)	(1,592)
HUS	8,157	0	0	8,157	(4,628)	(884)	(547)	(6,059)	2,098	(2,880)	(782)
JPM	881	0	0	881	(968)	(1,091)	(263)	(2,322)	(1,441)	1,137	(304)
MYC	0	0	1,319	1,319	0	(4,343)	0	(4,343)	(3,024)	3,305	281
MYI	16,612	0	0	16,612	(5,365)	0	0	(5,365)	11,247	(11,783)	(536)
RBC	2	0	0	2	0	0	0	0	2	0	2
RYL	0	0	0	0	(268)	(2,180)	0	(2,448)	(2,448)	2,350	(98)
SCX	4,833	0	0	4,833	(5,680)	0	0	(5,680)	(847)	663	(184)
SSB	6	0	0	6	(497)	0	0	(497)	(491)	443	(48)
TOR	50,209	0	0	50,209	(2,292)	0	0	(2,292)	47,917	(45,104)	2,813
UAG	6,091	0	0	6,091	(1,598)	0	0	(1,598)	4,493	(4,320)	173

Total Over the Counter	$200,642	$10,528	$15,205	$226,375	$(35,026)	$(19,501)	$(4,163)	$(58,690)

(o)

Securities with an aggregate market value of $11,878 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	59

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,595	$5,595
Swap Agreements	0	25	0	0	8,018	8,043

	$0	$25	$0	$0	$13,613	$13,638

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$200,642	$0	$200,642
Purchased Options	0	0	0	0	10,528	10,528
Swap Agreements	0	573	0	14,377	255	15,205

	$0	$573	$0	$215,019	$10,783	$226,375

	$0	$598	$0	$215,019	$24,396	$240,013

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$81	$81
Futures	0	0	0	0	8,647	8,647
Swap Agreements	0	2,241	0	0	11,757	13,998

	$0	$2,241	$0	$0	$20,485	$22,726

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,026	$0	$35,026
Written Options	0	508	0	1,260	17,733	19,501
Swap Agreements	0	4,163	0	0	0	4,163

	$0	$4,671	$0	$36,286	$17,733	$58,690

	$0	$6,912	$0	$36,286	$38,218	$81,416

60	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,162)	$(1,162)
Written Options	0	0	0	0	930	930
Futures	0	0	0	0	82,254	82,254
Swap Agreements	0	(15,138)	0	0	(82,916)	(98,054)

	$0	$(15,138)	$0	$0	$(894)	$(16,032)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(444,379)	$0	$(444,379)
Purchased Options	0	0	0	1,599	(592)	1,007
Written Options	0	5,929	0	4,478	16,623	27,030
Swap Agreements	0	(2,440)	0	(2,849)	(25,633)	(30,922)

	$0	$3,489	$0	$(441,151)	$(9,602)	$(447,264)

	$0	$(11,649)	$0	$(441,151)	$(10,496)	$(463,296)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$364	$364
Written Options	0	0	0	0	(1)	(1)
Futures	0	0	0	0	9,168	9,168
Swap Agreements	0	(19,667)	0	0	202,160	182,493

	$0	$(19,667)	$0	$0	$211,691	$192,024

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$152,612	$0	$152,612
Purchased Options	0	0	0	700	13,354	14,054
Written Options	0	1,696	0	8,392	745	10,833
Swap Agreements	0	3,968	0	26,939	4,446	35,353

	$0	$5,664	$0	$188,643	$18,545	$212,852

	$0	$(14,003)	$0	$188,643	$230,236	$404,876

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$2,872	$0	$2,872
Australia
Asset-Backed Securities	0	2,129	0	2,129
Non-Agency Mortgage-Backed Securities	0	14,163	0	14,163
Sovereign Issues	0	315,334	0	315,334
Austria
Corporate Bonds & Notes	0	981	0	981
Brazil
Corporate Bonds & Notes	0	20,288	0	20,288

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	61

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Canada
Corporate Bonds & Notes	$0	$84,529	$0	$84,529
Non-Agency Mortgage-Backed Securities	0	29,250	0	29,250
Sovereign Issues	0	78,987	0	78,987
Cayman Islands
Asset-Backed Securities	0	385,568	0	385,568
Corporate Bonds & Notes	0	98,662	0	98,662
Non-Agency Mortgage-Backed Securities	0	10,759	0	10,759
Chile
Sovereign Issues	0	9,762	0	9,762
China
Corporate Bonds & Notes	0	2,359	0	2,359
Sovereign Issues	0	1,692,251	0	1,692,251
Denmark
Corporate Bonds & Notes	0	455,398	0	455,398
France
Corporate Bonds & Notes	0	132,883	0	132,883
Sovereign Issues	0	377,310	0	377,310
Germany
Corporate Bonds & Notes	0	318,717	0	318,717
India
Corporate Bonds & Notes	0	13,952	0	13,952
Indonesia
Sovereign Issues	0	17,711	0	17,711
Ireland
Asset-Backed Securities	0	170,010	0	170,010
Corporate Bonds & Notes	0	13,532	0	13,532
Non-Agency Mortgage-Backed Securities	0	3,174	0	3,174
Israel
Sovereign Issues	0	334,130	0	334,130
Italy
Corporate Bonds & Notes	0	170,709	0	170,709
Sovereign Issues	0	158,602	0	158,602
Japan
Corporate Bonds & Notes	0	160,975	0	160,975
Sovereign Issues	0	1,270,609	0	1,270,609
Jersey, Channel Islands
Corporate Bonds & Notes	0	279	0	279
Kuwait
Sovereign Issues	0	68,875	0	68,875
Luxembourg
Corporate Bonds & Notes	0	24,090	0	24,090
Malaysia
Corporate Bonds & Notes	0	13,847	0	13,847
Sovereign Issues	0	65,826	0	65,826
Mexico
Sovereign Issues	0	6,633	0	6,633
Netherlands
Asset-Backed Securities	0	79,541	0	79,541
Corporate Bonds & Notes	0	110,799	0	110,799
Preferred Securities	0	3,998	0	3,998
New Zealand
Sovereign Issues	0	18,897	0	18,897
Norway
Corporate Bonds & Notes	0	6,911	0	6,911
Panama
Sovereign Issues	0	2,183	0	2,183
Peru
Sovereign Issues	0	153,318	0	153,318

62	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Qatar
Sovereign Issues	$0	$199,652	$0	$199,652
Romania
Sovereign Issues	0	20,517	0	20,517
Russia
Sovereign Issues	0	22,579	0	22,579
Saudi Arabia
Corporate Bonds & Notes	0	13,676	0	13,676
Sovereign Issues	0	169,053	0	169,053
Singapore
Corporate Bonds & Notes	0	31,971	0	31,971
Slovenia
Sovereign Issues	0	22,443	0	22,443
South Africa
Sovereign Issues	0	10,894	0	10,894
South Korea
Sovereign Issues	0	259,055	0	259,055
Spain
Corporate Bonds & Notes	0	23,213	0	23,213
Preferred Securities	0	27,476	0	27,476
Sovereign Issues	0	347,785	0	347,785
Supranational
Corporate Bonds & Notes	0	140,693	0	140,693
Switzerland
Corporate Bonds & Notes	0	125,924	0	125,924
United Arab Emirates
Sovereign Issues	0	50,249	0	50,249
United Kingdom
Corporate Bonds & Notes	0	805,196	0	805,196
Non-Agency Mortgage-Backed Securities	0	655,535	0	655,535
Preferred Securities	0	4,915	0	4,915
Sovereign Issues	0	147,960	0	147,960
United States
Asset-Backed Securities	0	697,970	0	697,970
Corporate Bonds & Notes	0	862,609	0	862,609
Loan Participations and Assignments	0	23,188	6,649	29,837
Municipal Bonds & Notes	0	15,017	0	15,017
Non-Agency Mortgage-Backed Securities	0	328,445	0	328,445
Preferred Securities	0	69,561	105,366	174,927
U.S. Government Agencies	0	2,226,607	0	2,226,607
U.S. Treasury Obligations	0	810,756	0	810,756
Short-Term Instruments
Repurchase Agreements	0	51,565	0	51,565
Argentina Treasury Bills	0	2,891	0	2,891
Israel Treasury Bills	0	132,556	0	132,556
U.S. Treasury Bills	0	4,856	0	4,856
U.S. Treasury Cash Management Bills	0	11,308	0	11,308
	$0	$15,216,918	$112,015	$15,328,933

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$732,544	$0	$0	$732,544
Total Investments	$732,544	$15,216,918	$112,015	$16,061,477

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	63

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(73,680)	$0	$(73,680)
United States
U.S. Government Agencies	0	(1,338,739)	0	(1,338,739)
U.S. Treasury Obligations	0	(40,289)	0	(40,289)
	$0	$(1,452,708)	$0	$(1,452,708)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5,595	8,023	0	13,618
Over the counter	0	226,375	0	226,375
	$5,595	$234,398	$0	$239,993

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8,716)	(13,976)	0	(22,692)
Over the counter	0	(58,690)	0	(58,690)
	$(8,716)	$(72,666)	$0	$(81,382)
Total Financial Derivative Instruments	$(3,121)	$161,732	$0	$158,611
Totals	$729,423	$13,925,942	$112,015	$14,767,380

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

64	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Fund’s Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment

ANNUAL REPORT	MARCH 31, 2021	65

Notes to Financial Statements (Cont.)

companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of

66	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2021

investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations

ANNUAL REPORT	MARCH 31, 2021	67

Notes to Financial Statements (Cont.)

(except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes

68	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2021

obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not

ANNUAL REPORT	MARCH 31, 2021	69

Notes to Financial Statements (Cont.)

exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the

70	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2021

Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and

ANNUAL REPORT	MARCH 31, 2021	71

Notes to Financial Statements (Cont.)

dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices,

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bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$605,269	$7,940	$0	$0	$20,305	$633,514	$7,940	$0

ANNUAL REPORT	MARCH 31, 2021	73

Notes to Financial Statements (Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$109,589	$1,687,858	$(1,698,500)	$248	$(165)	$99,030	$58	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity

ANNUAL REPORT	MARCH 31, 2021	75

Notes to Financial Statements (Cont.)

risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming

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negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

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Notes to Financial Statements (Cont.)

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or

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substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the

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Notes to Financial Statements (Cont.)

loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

ANNUAL REPORT	MARCH 31, 2021	81

Notes to Financial Statements (Cont.)

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives

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clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

ANNUAL REPORT	MARCH 31, 2021	83

Notes to Financial Statements (Cont.)

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

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March 31, 2021

standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value

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Notes to Financial Statements (Cont.)

of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

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LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

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Notes to Financial Statements (Cont.)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general

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Notes to Financial Statements (Cont.)

obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such

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shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

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Notes to Financial Statements (Cont.)

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $82,900.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$307,507	$108,748

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$82,885,264	$84,807,143	$4,827,223	$3,027,962

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	329,948	$3,598,059	294,807	$3,243,316

I-2	140,487	1,535,348	110,078	1,209,819

I-3	12,613	135,832	10,953	121,058

Administrative Class	6,043	66,140	6,855	75,208

Class A	41,762	455,142	38,426	423,337

Class C	1,106	12,109	1,429	15,779

Class R	2,045	22,440	1,619	17,785

ANNUAL REPORT	MARCH 31, 2021	95

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	15,976	$175,227	42,689	$461,512

I-2	2,804	30,767	7,464	80,682

I-3	344	3,771	540	5,817

Administrative Class	265	2,911	685	7,397

Class A	1,828	20,055	6,491	70,154

Class C	71	786	329	3,539

Class R	108	1,185	346	3,732

Cost of shares redeemed

Institutional Class	(275,280)	(2,998,011)	(284,013)	(3,067,116)

I-2	(82,403)	(895,814)	(100,337)	(1,087,506)

I-3	(3,612)	(39,386)	(7,133)	(76,485)

Administrative Class	(4,555)	(49,861)	(5,858)	(63,087)

Class A	(42,892)	(468,381)	(67,644)	(736,013)

Class C	(1,954)	(21,361)	(1,909)	(20,842)

Class R	(1,932)	(21,051)	(1,735)	(19,027)

Net increase (decrease) resulting from Fund share transactions	142,772	$1,565,907	54,082	$669,059

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

96	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2021

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$39,960	$0	$258,228	$(2,869)	$(5,986)	$0	$0	$289,333

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), straddle loss deferrals, Treasury Inflation Protection Securities (TIPS), partnership investments, hyperinflationary investments, and defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$0	$5,986

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$14,576,733	$669,139	$(412,136)	$257,003

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, Treasury Inflation Protection Securities (TIPS), partnership investments, hyperinflationary investments, and defaulted securities.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$283,065	$0	$0	$770,664	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2021	97

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO International Bond Fund (U.S. Dollar-Hedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO International Bond Fund (U.S. Dollar-Hedged) (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

98	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GSC	Goldman Sachs & Co. LLC
BCY	Barclays Capital, Inc.	GST	Goldman Sachs International
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BOM	Bank of Montreal	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	JPS	J.P. Morgan Securities LLC
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSN	The Bank of Nova Scotia - Toronto	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CIB	Canadian Imperial Bank of Commerce	RYL	NatWest Markets Plc
DBL	Deutsche Bank AG London	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	TDL	Toronto Dominion Bank London
FBF	Credit Suisse International	TDM	TD Securities (USA) LLC
FICC	Fixed Income Clearing Corporation	TOR	The Toronto-Dominion Bank
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GRE	NatWest Markets Securities Inc.

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HKD	Hong Kong Dollar	THB	Thai Baht
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
JPY	Japanese Yen

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
BBSW1M	1 Month Bank Bill Swap Rate	MAKA5DAY	Israel Gilon 5 Day
BP0003M	3 Month GBP-LIBOR	SOFRRATE	Secured Overnight Financing Rate
CDOR03	3 month CDN Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
CDX.HY	Credit Derivatives Index - High Yield	UKRPI	United Kingdom Retail Prices Index
CDX.IG	Credit Derivatives Index - Investment Grade	US0001M	ICE 1-Month USD LIBOR
EUR003M	3 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

ANNUAL REPORT	MARCH 31, 2021	99

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	NIBOR	Norwegian Interbank Offered Rate
BABs	Build America Bonds	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	PRIBOR	Prague Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	STIBOR	Stockholm Interbank Offered Rate
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

100	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0%	1.05%	$182,691	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0%

ANNUAL REPORT	MARCH 31, 2021	101

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

102	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2021	103

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

104	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2021	105

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

106	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

ANNUAL REPORT	MARCH 31, 2021	107

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3019AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

PIMCO Investment Grade Credit Bond Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central

2	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (Cont.)

at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Important Information About the PIMCO Investment Grade Credit Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Investment Grade Credit Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an

6	PIMCO INVESTMENT GRADE CREDIT BOND FUND

indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Investment Grade Credit Bond Fund	04/28/00	04/28/00	04/30/08	04/27/18	09/30/02	07/30/04	07/30/04	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

8	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2021	9

PIMCO Investment Grade Credit Bond Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Credit Bond Fund Institutional Class	9.51%	5.27%	5.58%	7.23%
PIMCO Investment Grade Credit Bond Fund I-2	9.40%	5.17%	5.49%	7.13%
PIMCO Investment Grade Credit Bond Fund I-3	9.34%	5.12%	5.43%	7.07%
PIMCO Investment Grade Credit Bond Fund Administrative Class	9.23%	5.01%	5.32%	6.96%
PIMCO Investment Grade Credit Bond Fund Class A	9.07%	4.85%	5.16%	6.80%
PIMCO Investment Grade Credit Bond Fund Class A (adjusted)	4.94%	4.04%	4.76%	6.60%
PIMCO Investment Grade Credit Bond Fund Class C	8.26%	4.07%	4.39%	6.01%
PIMCO Investment Grade Credit Bond Fund Class C (adjusted)	7.26%	4.07%	4.39%	6.01%
Bloomberg Barclays U.S. Credit Index	7.88%	4.67%	4.83%	5.89%
Lipper Corporate Debt Funds BBB-Rated Funds Average	9.49%	4.75%	4.86%	5.77%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.85% for Institutional Class shares, 0.95% for I-2 shares, 1.05% for I-3 shares, 1.10% for Administrative Class shares, 1.25% for Class A shares, and 2.00% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Institutional Class - PIGIX	I-2 - PBDPX	I-3 - PCNNX	Administrative Class - PGCAX
Class A - PBDAX	Class C - PBDCX

Allocation Breakdown as of March 31, 2021†§

Banking & Finance	27.2%
Industrials	26.1%
U.S. Treasury Obligations	19.8%
Utilities	7.2%
U.S. Government Agencies	6.0%
Preferred Securities	5.0%
Loan Participations and Assignments	2.7%
Sovereign Issues	2.3%
Asset-Backed Securities	2.1%
Non-Agency Mortgage-Backed Securities	1.3%
Short-Term Instruments‡	0.1%
Other	0.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Tactical exposure to emerging markets debt contributed to performance, as spreads tightened in the sector.

»	Overweight exposure to the financials sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Tactical exposure to non-Agency residential mortgage-backed securities contributed to performance, as spreads tightened in the sector.
»	Underweight exposure to the energy sector detracted from performance, as the sector outperformed the broader investment grade market.

»	Underweight exposure to the food & beverage sector detracted from performance, as the sector outperformed the broader investment grade market.

ANNUAL REPORT	MARCH 31, 2021	11

Expense Example PIMCO Investment Grade Credit Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$988.40	$2.53	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	987.90	3.02	1,000.00	1,021.89	3.07	0.61
I-3	1,000.00	987.70	3.27	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	987.20	3.77	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	986.40	4.51	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	982.80	8.21	1,000.00	1,016.65	8.35	1.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg Barclays U.S. Credit Index	Bloomberg Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Bloomberg Barclays Credit Investment Grade Index.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2021	13

Financial Highlights PIMCO Investment Grade Credit Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2021	$10.16	$0.33	$0.64	$0.97	$(0.37)	$(0.04)	$0.00	$(0.41)

03/31/2020	10.35	0.39	(0.15)	0.24	(0.43)	0.00	0.00	(0.43)

03/31/2019	10.29	0.39	0.10	0.49	(0.39)	(0.02)	(0.02)	(0.43)

03/31/2018	10.36	0.37	0.03	0.40	(0.39)	(0.08)	0.00	(0.47)

03/31/2017	10.15	0.38	0.23	0.61	(0.40)	0.00	0.00	(0.40)

I-2

03/31/2021	10.16	0.32	0.64	0.96	(0.36)	(0.04)	0.00	(0.40)

03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.29	0.38	0.10	0.48	(0.38)	(0.02)	(0.02)	(0.42)

03/31/2018	10.36	0.36	0.03	0.39	(0.38)	(0.08)	0.00	(0.46)

03/31/2017	10.15	0.37	0.23	0.60	(0.39)	0.00	0.00	(0.39)

I-3

03/31/2021	10.16	0.31	0.64	0.95	(0.35)	(0.04)	0.00	(0.39)

03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)

04/27/2018 - 03/31/2019	10.17	0.35	0.22	0.57	(0.35)	(0.02)	(0.02)	(0.39)

Administrative Class

03/31/2021	10.16	0.30	0.64	0.94	(0.34)	(0.04)	0.00	(0.38)

03/31/2020	10.35	0.37	(0.15)	0.22	(0.41)	0.00	0.00	(0.41)

03/31/2019	10.29	0.36	0.10	0.46	(0.36)	(0.02)	(0.02)	(0.40)

03/31/2018	10.36	0.34	0.04	0.38	(0.37)	(0.08)	0.00	(0.45)

03/31/2017	10.15	0.36	0.22	0.58	(0.37)	0.00	0.00	(0.37)

Class A

03/31/2021	10.16	0.29	0.63	0.92	(0.32)	(0.04)	0.00	(0.36)

03/31/2020	10.35	0.35	(0.15)	0.20	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.29	0.34	0.11	0.45	(0.35)	(0.02)	(0.02)	(0.39)

03/31/2018	10.36	0.32	0.04	0.36	(0.35)	(0.08)	0.00	(0.43)

03/31/2017	10.15	0.34	0.22	0.56	(0.35)	0.00	0.00	(0.35)

Class C

03/31/2021	10.16	0.20	0.64	0.84	(0.24)	(0.04)	0.00	(0.28)

03/31/2020	10.35	0.27	(0.15)	0.12	(0.31)	0.00	0.00	(0.31)

03/31/2019	10.29	0.27	0.10	0.37	(0.27)	(0.02)	(0.02)	(0.31)

03/31/2018	10.36	0.24	0.04	0.28	(0.27)	(0.08)	0.00	(0.35)

03/31/2017	10.15	0.26	0.23	0.49	(0.28)	0.00	0.00	(0.28)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.72	9.51%	$10,087,718	0.52%		0.52%		0.50%		0.50%		3.00%		173%

10.16	2.17	7,770,682	0.85		0.85		0.50		0.50		3.65		213

10.35	4.91	6,523,295	0.77		0.77		0.50		0.50		3.84		149

10.29	3.88	7,360,972	0.59		0.59		0.50		0.50		3.48		84

10.36	6.03	6,332,729	0.51		0.51		0.50		0.50		3.64		133

10.72	9.40	6,892,128	0.62		0.62		0.60		0.60		2.90		173

10.16	2.08	4,864,454	0.95		0.95		0.60		0.60		3.53		213

10.35	4.81	3,310,855	0.87		0.87		0.60		0.60		3.75		149

10.29	3.78	2,748,140	0.69		0.69		0.60		0.60		3.39		84

10.36	5.92	1,509,819	0.61		0.61		0.60		0.60		3.58		133

10.72	9.34	103,026	0.67		0.72		0.65		0.70		2.86		173

10.16	2.02	104,412	1.00		1.05		0.65		0.70		3.49		213

10.35	5.71	62,801	0.92	*	0.97	*	0.65	*	0.70	*	3.82	*	149

10.72	9.23	116,339	0.77		0.77		0.75		0.75		2.76		173

10.16	1.91	115,603	1.10		1.10		0.75		0.75		3.39		213

10.35	4.65	104,992	1.02		1.02		0.75		0.75		3.55		149

10.29	3.62	217,578	0.84		0.84		0.75		0.75		3.23		84

10.36	5.76	177,286	0.76		0.76		0.75		0.75		3.48		133

10.72	9.07	1,500,859	0.92		0.92		0.90		0.90		2.61		173

10.16	1.76	1,390,384	1.25		1.25		0.90		0.90		3.25		213

10.35	4.50	1,397,045	1.17		1.17		0.90		0.90		3.43		149

10.29	3.47	1,768,405	0.99		0.99		0.90		0.90		3.09		84

10.36	5.60	1,004,734	0.91		0.91		0.90		0.90		3.28		133

10.72	8.26	254,017	1.67		1.67		1.65		1.65		1.86		173

10.16	1.01	358,653	2.00		2.00		1.65		1.65		2.51		213

10.35	3.72	413,202	1.92		1.92		1.65		1.65		2.68		149

10.29	2.70	535,919	1.74		1.74		1.65		1.65		2.33		84

10.36	4.82	582,565	1.66		1.66		1.65		1.65		2.52		133

ANNUAL REPORT	MARCH 31, 2021	15

Statement of Assets and Liabilities PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$20,619,171
Investments in Affiliates	4,249

Financial Derivative Instruments
Exchange-traded or centrally cleared	10,635
Over the counter	58,742
Cash	1
Deposits with counterparty	16,350
Foreign currency, at value	28,893
Receivable for investments sold	9,320
Receivable for TBA investments sold	1,512,620
Receivable for Fund shares sold	18,192
Interest and/or dividends receivable	157,161
Dividends receivable from Affiliates	1
Reimbursement receivable from PIMCO	5

Total Assets	22,435,340

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$36,965
Payable for sale-buyback transactions	512,705

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,322
Over the counter	36,331
Payable for investments purchased	9,857
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	2,757,812
Payable for unfunded loan commitments	20,400
Deposits from counterparty	29,846
Payable for Fund shares redeemed	52,633
Distributions payable	12,823
Accrued investment advisory fees	4,074
Accrued supervisory and administrative fees	4,907
Accrued distribution fees	191
Accrued servicing fees	378
Other liabilities	8

Total Liabilities	3,481,253

Net Assets	$18,954,087

Net Assets Consist of:

Paid in capital	$18,471,753
Distributable earnings (accumulated loss)	482,334

Net Assets	$18,954,087

Cost of investments in securities	$20,242,206
Cost of investments in Affiliates	$4,496
Cost of foreign currency held	$28,528
Cost or premiums of financial derivative instruments, net	$107,599

* Includes repurchase agreements of:	$13,035

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$10,087,718
I-2	6,892,128
I-3	103,026
Administrative Class	116,339
Class A	1,500,859
Class C	254,017

Shares Issued and Outstanding:

Institutional Class	940,867
I-2	642,819
I-3	9,609
Administrative Class	10,851
Class A	139,983
Class C	23,692

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.72
I-2	10.72
I-3	10.72
Administrative Class	10.72
Class A	10.72
Class C	10.72

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	17

Statement of Operations PIMCO Investment Grade Credit Bond Fund

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest	$663,715
Dividends	11,554
Dividends from Investments in Affiliates	314
Total Income	675,583

Expenses:

Investment advisory fees	47,911
Supervisory and administrative fees	57,643
Distribution and/or servicing fees - Administrative Class	319
Distribution fees - Class C	2,646
Servicing fees - Class A	3,934
Servicing fees - Class C	882
Trustee fees	105
Interest expense	3,355
Miscellaneous expense	107
Total Expenses	116,902
Waiver and/or Reimbursement by PIMCO	(53)
Net Expenses	116,849

Net Investment Income (Loss)	558,734

Net Realized Gain (Loss):

Investments in securities	259,704
Investments in Affiliates	1,881
Exchange-traded or centrally cleared financial derivative instruments	(8,471)
Over the counter financial derivative instruments	42,668
Short sales	11
Foreign currency	(2,804)

Net Realized Gain (Loss)	292,989

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	468,528
Investments in Affiliates	(1,051)
Exchange-traded or centrally cleared financial derivative instruments	109,608
Over the counter financial derivative instruments	69,593
Foreign currency assets and liabilities	(2,532)

Net Change in Unrealized Appreciation (Depreciation)	644,146

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,495,869

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$558,734	$510,034
Net realized gain (loss)	292,989	158,754
Net change in unrealized appreciation (depreciation)	644,146	(447,291)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,495,869	221,497

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(389,645)	(299,971)
I-2	(241,928)	(193,153)
I-3	(3,793)	(3,389)
Administrative Class	(4,427)	(4,722)
Class A	(52,612)	(50,873)
Class C	(9,092)	(11,374)

Total Distributions(a)	(701,497)	(563,482)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	3,555,527	3,133,983

Total Increase (Decrease) in Net Assets	4,349,899	2,791,998

Net Assets:

Beginning of year	14,604,188	11,812,190
End of year	$18,954,087	$14,604,188

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	19

Schedule of Investments PIMCO Investment Grade Credit Bond

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.0%

Advantage Sales & Marketing, Inc.
6.000% (LIBOR03M + 5.250%) due 10/28/2027 ~		$9,700	$9,701

Altice France S.A.
3.000% (EUR003M + 3.000%) due 02/02/2026 ~	EUR	980	1,134

Arches Buyer, Inc.
3.750% (LIBOR03M + 3.250%) due 12/06/2027 ~		$19,252	19,160

Avolon TLB Borrower (U.S.) LLC
3.250% (LIBOR03M + 2.500%) due 12/01/2027 ~		13,965	13,983

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(j)		9,892	10,018

Beacon Roofing Supply, Inc.
2.359% (LIBOR03M + 2.250%) due 01/02/2025 ~		3,696	3,682

Boeing Co.
TBD% - 1.434% (LIBOR03M + 1.250%) due 02/07/2022 ~		3,790	3,794

Cablevision Lightpath LLC
3.750% (LIBOR03M + 3.250%) due 11/30/2027 ~		4,788	4,788

Caesars Resort Collection LLC
2.859% (LIBOR03M + 2.750%) due 12/23/2024 ~		15,770	15,544
4.609% (LIBOR03M + 4.500%) due 07/21/2025 ~		11,343	11,379

Camelot U.S. Acquisition Co.
3.109% (LIBOR03M + 3.000%) due 10/30/2026 ~		99	98

Carnival Corp.
7.500% (EUR003M + 7.500%) due 06/30/2025 ~	EUR	12,208	14,712
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		$7,940	8,218

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		5,571	5,583

CenturyLink, Inc.
2.359% (LIBOR03M + 2.250%) due 03/15/2027 ~		3,839	3,800

Charter Communications Operating LLC
1.860% (LIBOR03M + 1.750%) due 02/01/2027 ~		7,960	7,928

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/20/2027 ~		498	498

Citadel Securities LP
2.609% (LIBOR03M + 2.500%) due 02/29/2028 ~		10,550	10,453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~	$14,459	$14,297

CommScope, Inc.
3.359% (LIBOR03M + 3.250%) due 04/06/2026 ~	5,240	5,216

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~	12,646	12,627

Cornerstone Building Brands, Inc.
3.856% (LIBOR03M + 3.750%) due 04/12/2025 ~	42,944	42,960

Coty, Inc.
2.354% (LIBOR03M + 2.250%) due 04/07/2025 ~	677	652

CSC Holdings LLC
2.606% (LIBOR03M + 2.500%) due 04/15/2027 ~	6,061	6,002

Delos Finance SARL
2.004% (LIBOR03M + 1.750%) due 10/06/2023 ~	30,450	30,429

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	7,946	7,956

Diamond Sports Group LLC
3.360% (LIBOR03M + 3.250%) due 08/24/2026 ~	17,238	12,217

Elanco Animal Health, Inc.
1.865% (LIBOR03M + 1.750%) due 08/01/2027 ~	3,680	3,636

Encina Private Credit LLC
TBD% - 4.074% (LIBOR03M + 3.074%) due 11/30/2025 «~µ	35,700	35,700

EW Scripps Co.
3.750% (LIBOR03M + 3.000%) due 01/07/2028 ~	3,491	3,485

Foundation Building Materials Holding Co LLC
3.750% (LIBOR03M + 3.250%) due 02/03/2028 ~	3,537	3,509

FrontDoor, Inc.
2.625% (LIBOR03M + 2.500%) due 08/16/2025 ~	4,270	4,271

Genesee & Wyoming, Inc.
2.203% (LIBOR03M + 2.000%) due 12/30/2026 ~	3,564	3,557

Golden Nugget, Inc.
3.250% (LIBOR03M + 2.500%) due 10/04/2023 ~	9,944	9,810

HCA, Inc.
1.859% (LIBOR03M + 1.750%) due 03/18/2026 ~	1,314	1,316

20	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~		$3,806	$3,869
8.000% (PRIME + 4.750%) due 11/27/2023 ~		17,400	17,723

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~		14,000	13,986

Iridium Satellite LLC
3.750% (LIBOR03M + 2.750%) due 11/04/2026 ~		3,663	3,676

Ivanti Software, Inc.
5.750% (LIBOR03M + 4.750%) due 12/01/2027 ~		14,800	14,889

Jefferies Finance LLC
3.125% (LIBOR03M + 3.000%) due 06/03/2026 ~		9,339	9,263
4.500% (LIBOR03M + 3.750%) due 09/30/2027 ~		8,458	8,410

Level 3 Financing, Inc.
1.859% (LIBOR03M + 1.750%) due 03/01/2027 ~		15,118	14,945

Marriott Ownership Resorts, Inc.
1.859% (LIBOR03M + 1.750%) due 08/29/2025 ~		4,532	4,424

MPH Acquisition Holdings LLC
3.750% (LIBOR03M + 2.750%) due 06/07/2023 ~		1,469	1,462

Nielsen Consumer, Inc.
4.103% (LIBOR03M + 4.000%) due 03/06/2028 ~		4,900	4,889

Numericable Group S.A.
3.000% (EUR003M + 3.000%) due 07/31/2025 ~	EUR	980	1,134

Pacific Gas & Electric Co.
2.375% (LIBOR03M + 2.250%) due 01/03/2022 «~		$10,653	10,653

Parexel International Corp.
2.859% (LIBOR03M + 2.750%) due 09/27/2024 ~		11,152	11,033

Petco Health & Wellness Co.
4.000% (LIBOR03M + 3.250%) due 03/03/2028 ~		14,700	14,655

PPD, Inc.
2.750% (LIBOR03M + 2.250%) due 01/13/2028 ~		1,000	997

Rackspace Hosting, Inc.
3.500% (LIBOR03M + 2.750%) due 02/15/2028 ~		4,200	4,172

RegionalCare Hospital Partners Holdings, Inc.
3.859% (LIBOR03M + 3.750%) due 11/16/2025 ~		11,160	11,149

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RPI Intermediate Finance Trust
1.859% (LIBOR03M + 1.750%) due 02/11/2027 ~	$6,111	$6,112

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	2,200	2,314

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~	6,300	6,292

SS&C Technologies Holdings Europe SARL
1.859% (LIBOR03M + 1.750%) due 04/16/2025 ~	1,749	1,734

SS&C Technologies, Inc.
1.859% (LIBOR03M + 1.750%) due 04/16/2025 ~	6,923	6,863

Sunshine Luxembourg SARL
5.250% (LIBOR03M + 4.250%) due 10/01/2026 ~	14,157	14,172

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~	4,039	4,022

Univision Communications, Inc.
2.857% (LIBOR03M + 2.750%) due 03/15/2024 ~	6,774	6,735

USI, Inc.
TBD% (LIBOR03M + 3.250%) due 12/02/2026 ~	3,069	3,043

Western Digital Corp.
1.615% (LIBOR03M + 1.500%) due 02/27/2023 ~	1,420	1,422

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~	547	543

Westmoreland Mining Holdings LLC (15.000% PIK)
TBD% - 15.000% due 03/15/2029 «(b)	3,788	2,311

White Cap Buyer LLC
4.500% (LIBOR03M + 4.000%) due 10/19/2027 ~	6,185	6,180

Zayo Group Holdings, Inc.
3.109% (LIBOR03M + 3.000%) due 03/09/2027 ~	7,794	7,742

Total Loan Participations and Assignments (Cost $565,982)		562,927

CORPORATE BONDS & NOTES 65.8%

BANKING & FINANCE 29.6%

AerCap Ireland Capital DAC
2.875% due 08/14/2024	9,900	10,220
3.300% due 01/23/2023	250	259
3.650% due 07/21/2027 (l)	5,400	5,671

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	21

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 01/23/2028 (l)	$1,425	$1,494
4.125% due 07/03/2023	14,090	14,954
4.450% due 04/03/2026	2,320	2,513

Agree LP
2.900% due 10/01/2030	3,030	3,058

AIA Group Ltd.
0.707% (US0003M + 0.520%) due 09/20/2021 ~	2,300	2,298
3.200% due 09/16/2040	5,800	5,735
3.900% due 04/06/2028	4,960	5,424

AIB Group PLC
4.263% due 04/10/2025 •	5,900	6,418
4.750% due 10/12/2023	5,000	5,469

Aircastle Ltd.
2.850% due 01/26/2028	4,000	3,829
4.250% due 06/15/2026	7,100	7,526
4.400% due 09/25/2023	18,000	19,179

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032	2,500	2,325
3.000% due 05/18/2051	5,300	4,834
3.450% due 04/30/2025	4,600	4,990
4.300% due 01/15/2026	12,535	14,013
4.900% due 12/15/2030	4,500	5,322

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(i)	3,700	3,790

Ally Financial, Inc.
3.050% due 06/05/2023	29,500	30,862
4.625% due 03/30/2025	6,800	7,571
8.000% due 11/01/2031	1,600	2,231

Ambac LSNI LLC
6.000% due 02/12/2023 •	11,280	11,322

American Assets Trust LP
3.375% due 02/01/2031	17,000	16,739

American Campus Communities Operating Partnership LP
3.300% due 07/15/2026	3,500	3,765
3.625% due 11/15/2027	500	547
3.875% due 01/30/2031	1,000	1,078

American Financial Group, Inc.
3.500% due 08/15/2026	31,350	34,018

American Homes 4 Rent LP
4.250% due 02/15/2028	13,667	15,002

American Honda Finance Corp.
3.375% due 12/10/2021	60	61

American International Group, Inc.
5.750% due 04/01/2048 •	400	447
6.250% due 05/01/2036	1,200	1,614

American Tower Corp.
1.875% due 10/15/2030	18,200	17,048
2.100% due 06/15/2030	4,500	4,289
2.750% due 01/15/2027	23,000	24,033
2.900% due 01/15/2030	3,400	3,463

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.950% due 01/15/2025		$29,200	$31,066
2.950% due 01/15/2051		23,800	21,081
3.375% due 05/15/2024		3,400	3,647
3.375% due 10/15/2026		2,100	2,273
3.700% due 10/15/2049		4,200	4,253
3.800% due 08/15/2029		11,030	12,026
3.950% due 03/15/2029		4,970	5,477
4.000% due 06/01/2025		12,700	13,982
4.400% due 02/15/2026		7,481	8,439

Antares Holdings LP
3.950% due 07/15/2026		2,900	2,928

Ares Finance Co. LLC
3.250% due 06/15/2030		13,900	14,109

Aroundtown S.A.
5.375% due 03/21/2029		1,200	1,386

Assurant, Inc.
4.200% due 09/27/2023		2,000	2,167

Athene Global Funding
1.468% (US0003M + 1.230%) due 07/01/2022 ~		23,800	24,059

Aviation Capital Group LLC
1.141% (US0003M + 0.950%) due 06/01/2021 ~		700	700
2.875% due 01/20/2022		12,045	12,221
3.500% due 11/01/2027		16,454	16,949
3.875% due 05/01/2023		500	522
4.375% due 01/30/2024		1,700	1,809
4.875% due 10/01/2025		10,591	11,538

Avolon Holdings Funding Ltd.
3.250% due 02/15/2027		8,600	8,545
3.950% due 07/01/2024		1,235	1,292
4.250% due 04/15/2026		15,600	16,354
5.125% due 10/01/2023		1,500	1,600
5.500% due 01/15/2023		2,525	2,681

AXIS Specialty Finance PLC
4.000% due 12/06/2027		17,200	19,288

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	7,300	8,785
3.625% due 09/24/2024		8,825	10,957

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)		1,200	1,502

Banco Bradesco S.A.
3.200% due 01/27/2025		$15,000	15,371

Banco BTG Pactual S.A.
2.750% due 01/11/2026		5,900	5,596
4.500% due 01/10/2025		10,500	10,747
5.500% due 01/31/2023		17,633	18,625

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	9,000	2,565

Banco do Brasil S.A.
4.625% due 01/15/2025		$4,400	4,667
4.750% due 03/20/2024		4,900	5,201

22	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco General S.A.
4.125% due 08/07/2027		$3,900	$4,168

Banco Inbursa S.A. Institucion de Banca Multiple
4.375% due 04/11/2027		18,607	19,883

Banco Mercantil del Norte S.A.
6.750% due 09/27/2024 •(h)(i)		9,000	9,396

Banco Santander Chile
2.700% due 01/10/2025		2,000	2,094

Banco Santander Mexico S.A.
4.125% due 11/09/2022		10,000	10,456
5.375% due 04/17/2025		14,400	16,194

Banco Santander S.A.
1.344% (US0003M + 1.120%) due 04/12/2023 ~		4,400	4,463
3.125% due 02/23/2023		600	628
4.379% due 04/12/2028		3,000	3,345

Banco Votorantim S.A.
4.000% due 09/24/2022		900	928

Bank of America Corp.
1.319% due 06/19/2026 •		15,400	15,362
1.898% due 07/23/2031 •		19,100	17,957
3.593% due 07/21/2028 •		8,000	8,687
3.970% due 03/05/2029 •		18,700	20,630
8.050% due 06/15/2027		12,000	15,489

Bank of America N.A.
6.000% due 10/15/2036		4,600	6,353

Bank of Ireland Group PLC
6.000% due 09/01/2025 •(h)(i)	EUR	2,900	3,727

Bank of New York Mellon Corp.
2.661% due 05/16/2023 •		$120	123

Bank of Nova Scotia
4.900% due 06/04/2025 •(h)(i)		6,000	6,394

Barclays Bank PLC
7.625% due 11/21/2022 (i)		8,413	9,236

Barclays PLC
1.007% due 12/10/2024 •		15,000	14,994
1.574% (US0003M + 1.380%) due 05/16/2024 ~		23,285	23,625
1.624% (US0003M + 1.430%) due 02/15/2023 ~		10,900	10,983
1.850% (US0003M + 1.625%) due 01/10/2023 ~		6,000	6,053
2.375% due 10/06/2023 •	GBP	1,100	1,552
3.200% due 08/10/2021		$3,200	3,232
3.250% due 02/12/2027	GBP	3,000	4,479
4.338% due 05/16/2024 •		$2,200	2,357
4.375% due 01/12/2026		32,965	36,776
4.610% due 02/15/2023 •		17,400	17,980
5.088% due 06/20/2030 •		2,500	2,833
6.125% due 12/15/2025 •(h)(i)		34,550	37,772
7.250% due 03/15/2023 •(h)(i)	GBP	8,765	13,065
7.875% due 09/15/2022 •(h)(i)		200	297
8.000% due 06/15/2024 •(h)(i)		$6,400	7,107

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BBVA Bancomer S.A.
1.875% due 09/18/2025		$1,000	$1,003
4.375% due 04/10/2024		3,100	3,374
5.125% due 01/18/2033 •(i)		16,900	17,429
5.875% due 09/13/2034 •(i)		4,600	5,019
6.750% due 09/30/2022		6,782	7,317

BGC Partners, Inc.
5.125% due 05/27/2021		21,000	21,111

Blackstone Holdings Finance Co. LLC
1.500% due 04/10/2029	EUR	12,000	15,242
2.800% due 09/30/2050		$5,300	4,764
4.450% due 07/15/2045		2,300	2,657
5.000% due 06/15/2044		3,900	4,798

Block Financial LLC
3.875% due 08/15/2030		20,700	21,375

BNP Paribas S.A.
1.323% due 01/13/2027 •		12,200	11,940
1.904% due 09/30/2028 •		4,800	4,722
3.052% due 01/13/2031 •		4,400	4,514
4.400% due 08/14/2028		14,100	16,084
4.625% due 02/25/2031 •(h)(i)		11,300	11,258
7.000% due 08/16/2028 •(h)(i)		6,000	6,958
7.375% due 08/19/2025 •(h)(i)		1,000	1,161

BOC Aviation Ltd.
2.375% due 09/15/2021		1,500	1,506
2.750% due 09/18/2022		3,200	3,265
3.500% due 01/31/2023		6,645	6,901
3.500% due 10/10/2024		8,800	9,443

BPCE S.A.
1.424% (US0003M + 1.240%) due 09/12/2023 ~		4,300	4,388
2.277% due 01/20/2032 •		6,000	5,809
2.700% due 10/01/2029		1,600	1,624

Brandywine Operating Partnership LP
3.950% due 11/15/2027		2,600	2,765

Brixmor Operating Partnership LP
1.255% (US0003M + 1.050%) due 02/01/2022 ~		5,000	5,011
3.250% due 09/15/2023		5,200	5,499
3.650% due 06/15/2024		2,200	2,369
3.850% due 02/01/2025		5,475	5,927
3.900% due 03/15/2027		300	328
4.125% due 06/15/2026		3,600	3,980

Brookfield Finance, Inc.
3.500% due 03/30/2051		6,400	6,127
4.000% due 04/01/2024		13,200	14,347
4.850% due 03/29/2029		6,725	7,782

Brown & Brown, Inc.
4.200% due 09/15/2024		1,000	1,100

Camden Property Trust
3.500% due 09/15/2024		800	865
4.100% due 10/15/2028		25	28

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	23

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cantor Fitzgerald LP
4.875% due 05/01/2024		$2,100	$2,327
6.500% due 06/17/2022		450	480

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		3,000	3,139

CBL & Associates LP
4.600% due 10/15/2024 ^(c)		600	347
5.250% due 12/01/2023 ^(c)		1,900	1,097
5.950% due 12/15/2026 ^(c)		22,550	12,959

China Construction Bank New Zealand Ltd.
0.937% (US0003M + 0.750%) due 12/20/2021 ~		9,400	9,409

CI Financial Corp.
3.200% due 12/17/2030		12,600	12,544

CIFI Holdings Group Co. Ltd.
6.000% due 07/16/2025		4,200	4,473

CIT Group, Inc.
5.000% due 08/15/2022		3,518	3,708

Citibank N.A.
0.782% (US0003M + 0.600%) due 05/20/2022 ~		13,700	13,711

Citigroup, Inc.
1.214% (US0003M + 1.023%) due 06/01/2024 ~		16,000	16,211
2.876% due 07/24/2023 •		3,000	3,091
2.900% due 12/08/2021		2,500	2,540
3.200% due 10/21/2026		22,290	23,970
3.400% due 05/01/2026		2,200	2,391
3.700% due 01/12/2026		17,100	18,806
4.075% due 04/23/2029 •		5,260	5,855
8.125% due 07/15/2039		2,786	4,580

CME Group, Inc.
5.300% due 09/15/2043		6,400	8,665

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		2,411	2,499

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		23,450	23,002
4.625% due 05/23/2029	GBP	9,600	15,587
6.625% due 06/29/2021 •(h)(i)	EUR	4,000	4,764

Corestate Capital Holding S.A.
3.500% due 04/15/2023		1,100	1,132

Corporate Office Properties LP
2.250% due 03/15/2026		$9,800	9,970
5.000% due 07/01/2025		13,800	15,550

Credit Agricole S.A.
1.238% (US0003M + 1.020%) due 04/24/2023 ~		1,100	1,115
1.247% due 01/26/2027 •		3,800	3,719
6.500% due 06/23/2021 •(h)(i)	EUR	1,542	1,833
7.500% due 06/23/2026 •(h)(i)	GBP	300	489

Credit Suisse AG
2.100% due 11/12/2021		$4,800	4,851

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 08/08/2023 (i)		$38,355	$42,329

Credit Suisse Group AG
1.424% (US0003M + 1.240%) due 06/12/2024 ~		15,600	15,764
2.593% due 09/11/2025 •		13,400	13,902
3.574% due 01/09/2023		10,900	11,127
3.750% due 03/26/2025		7,700	8,306
3.800% due 06/09/2023		18,000	19,109
4.207% due 06/12/2024 •		34,300	36,648
6.375% due 08/21/2026 •(h)(i)		3,900	4,157
7.500% due 07/17/2023 •(h)(i)		7,400	7,843
7.500% due 12/11/2023 •(h)(i)		2,080	2,258

Credit Suisse Group Funding Guernsey Ltd.
2.513% (US0003M + 2.290%) due 04/16/2021 ~		13,350	13,359
3.800% due 09/15/2022		7,050	7,345

Crown Castle International Corp.
2.250% due 01/15/2031		24,845	23,911
3.200% due 09/01/2024		6,200	6,664
3.250% due 01/15/2051		16,871	15,558
3.650% due 09/01/2027		2,443	2,666
3.700% due 06/15/2026		4,230	4,630
3.800% due 02/15/2028		14,769	16,108
4.000% due 03/01/2027		3,100	3,437
4.000% due 11/15/2049		4,435	4,627
4.300% due 02/15/2029		8,680	9,739
4.450% due 02/15/2026		15,300	17,241

CubeSmart LP
3.000% due 02/15/2030		4,225	4,297
4.375% due 02/15/2029		4,600	5,129

CVS Pass-Through Trust
4.704% due 01/10/2036		7,949	8,717

CyrusOne LP
3.450% due 11/15/2029		4,400	4,531

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		19,200	19,812

Danske Bank A/S
3.244% due 12/20/2025 •		5,000	5,329

Deutsche Bank AG
1.384% (US0003M + 1.190%) due 11/16/2022 ~		10,300	10,332
1.447% due 04/01/2025 •(a)(j)		4,500	4,502
2.129% due 11/24/2026 •(j)		30,800	30,898
2.222% due 09/18/2024 •		14,000	14,379
2.625% due 12/16/2024	GBP	14,300	20,538
3.300% due 11/16/2022		$16,315	16,953
3.547% due 09/18/2031 •		16,600	17,162
3.729% due 01/14/2032 •(j)		14,600	14,174
4.250% due 10/14/2021		42,900	43,702
4.789% due 04/30/2025 •(h)(i)		4,000	3,824
5.625% due 05/19/2031 •	EUR	3,500	4,794

Digital Stout Holding LLC
3.750% due 10/17/2030	GBP	1,100	1,725

24	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Discover Financial Services
4.500% due 01/30/2026		$6,900	$7,790

Doctors Co. An Interinsurance Exchange
6.500% due 10/15/2023		12,300	13,327

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		578	575

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		1,656	1,651

Duke Realty LP
3.050% due 03/01/2050		2,000	1,841

E*TRADE Financial Corp.
4.500% due 06/20/2028		5,645	6,450

Eaton Vance Corp.
3.500% due 04/06/2027		1,200	1,305

EPR Properties
3.750% due 08/15/2029		1,594	1,520
4.500% due 04/01/2025		7,200	7,448
4.500% due 06/01/2027		9,400	9,653
4.750% due 12/15/2026		8,000	8,416

ERP Operating LP
4.500% due 06/01/2045		400	468
4.625% due 12/15/2021		45	46

Erste Group Bank AG
4.250% due 10/15/2027 •(h)(i)	EUR	200	247

Essex Portfolio LP
1.700% due 03/01/2028		$9,500	9,161
2.650% due 03/15/2032		10,100	9,952
3.375% due 04/15/2026		8,400	9,098
3.500% due 04/01/2025		1,875	2,027
3.875% due 05/01/2024		3,900	4,217

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	16,400	20,877
4.625% due 04/29/2030		$12,400	13,558

FCE Bank PLC
0.869% due 09/13/2021	EUR	5,000	5,876

Federal Realty Investment Trust
1.250% due 02/15/2026		$10,100	9,980

Fidelity National Financial, Inc.
2.450% due 03/15/2031		3,500	3,389
3.400% due 06/15/2030		1,600	1,673
5.500% due 09/01/2022		22,440	23,971

First American Financial Corp.
4.300% due 02/01/2023		9,400	9,953
4.600% due 11/15/2024		5,115	5,707

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	1,900	2,188
0.162% due 12/01/2024 •		400	448
0.183% due 11/15/2023 •		1,200	1,372
1.048% (US0003M + 0.810%) due 04/05/2021 ~		$15,168	15,168

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.276% (US0003M + 1.080%) due 08/03/2022 ~		$17,600	$17,441
1.429% (US0003M + 1.235%) due 02/15/2023 ~		900	891
2.330% due 11/25/2025	EUR	2,800	3,376
2.386% due 02/17/2026		100	121
3.021% due 03/06/2024		100	122
3.250% due 09/15/2025		1,600	1,999
3.375% due 11/13/2025		$6,000	6,109
3.470% due 04/05/2021		4,100	4,100
3.664% due 09/08/2024		600	622
4.000% due 11/13/2030		500	497
4.535% due 03/06/2025	GBP	3,300	4,862
5.125% due 06/16/2025		$400	433
5.584% due 03/18/2024		600	648

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		20,600	21,566
6.750% due 03/15/2022		2,809	2,814

Freedom Mortgage Corp.
7.625% due 05/01/2026		5,700	5,978
8.125% due 11/15/2024		11,880	12,348
8.250% due 04/15/2025		8,400	8,767

GE Capital Funding LLC
3.450% due 05/15/2025		11,900	12,873
4.400% due 05/15/2030		35,900	40,675

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		49,626	56,873

General Motors Financial Co., Inc.
1.509% (US0003M + 1.310%) due 06/30/2022 ~(l)		1,700	1,718
4.200% due 11/06/2021		18,000	18,391

Global Atlantic Fin Co.
4.400% due 10/15/2029		15,800	16,676

Globe Life, Inc.
2.150% due 08/15/2030		23,200	22,313

GLP Capital LP
3.350% due 09/01/2024		2,900	3,073
4.000% due 01/15/2030		3,200	3,335
4.000% due 01/15/2031		600	621
5.250% due 06/01/2025		20,455	22,983
5.300% due 01/15/2029		12,337	13,865
5.750% due 06/01/2028		6,300	7,286

Goldman Sachs Group, Inc.
1.218% (US0003M + 1.000%) due 07/24/2023 ~		11,400	11,485
1.244% (US0003M + 1.050%) due 06/05/2023 ~		15,500	15,616
3.272% due 09/29/2025 •		110	118
3.691% due 06/05/2028 •		24,100	26,384
3.850% due 01/26/2027		700	768
4.223% due 05/01/2029 •		34,100	38,278

Goodman HK Finance
4.375% due 06/19/2024		3,500	3,812

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	25

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		$4,100	$4,554

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		11,400	12,123

Greenland Global Investment Ltd.
6.250% due 12/16/2022		5,800	5,619

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		8,520	9,054

Grupo Aval Ltd.
4.750% due 09/26/2022		3,331	3,480

Guardian Life Global Funding
1.100% due 06/23/2025		4,000	3,973
2.900% due 05/06/2024		4,900	5,228

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		4,800	4,703

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022		2,100	2,137

High Street Funding Trust
4.111% due 02/15/2028		3,500	3,873

Highwoods Realty LP
3.050% due 02/15/2030		5,600	5,663
4.125% due 03/15/2028		2,200	2,383
4.200% due 04/15/2029		4,000	4,350

Host Hotels & Resorts LP
3.375% due 12/15/2029		5,300	5,263
3.500% due 09/15/2030		4,900	4,929
3.875% due 04/01/2024		5,600	5,937
4.000% due 06/15/2025		10,277	10,923

HSBC Holdings PLC
1.564% (US0003M + 1.380%) due 09/12/2026 ~		4,400	4,532
1.645% due 04/18/2026 •		15,500	15,519
2.013% due 09/22/2028 •		1,000	984
2.099% due 06/04/2026 •		24,400	24,836
2.357% due 08/18/2031 •		26,093	25,132
2.633% due 11/07/2025 •		19,500	20,390
2.848% due 06/04/2031 •		26,800	26,835
3.973% due 05/22/2030 •		15,800	17,115
4.000% due 03/09/2026 •(h)(i)		5,300	5,287
4.292% due 09/12/2026 •		9,300	10,304
4.300% due 03/08/2026		37,200	41,670
4.583% due 06/19/2029 •		8,476	9,534
4.600% due 12/17/2030 •(h)(i)		9,500	9,417
4.700% due 03/09/2031 •(h)(i)		4,000	3,950
4.750% due 07/04/2029 •(h)(i)	EUR	9,300	12,053
4.950% due 03/31/2030		$2,300	2,687
5.875% due 09/28/2026 •(h)(i)	GBP	15,800	24,098
6.000% due 09/29/2023 •(h)(i)	EUR	4,535	5,804
6.000% due 05/22/2027 •(h)(i)		$4,800	5,267
6.375% due 09/17/2024 •(h)(i)		1,500	1,633
6.500% due 03/23/2028 •(h)(i)		8,300	9,322

Hudson Pacific Properties LP
3.250% due 01/15/2030		17,700	17,825

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.650% due 04/01/2029		$4,600	$5,155

India Green Power Holdings
4.000% due 02/22/2027		5,000	5,031

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		3,000	2,990

Industrial & Commercial Bank of China Ltd.
0.937% (US0003M + 0.750%) due 12/21/2021 ~		10,300	10,305

ING Groep NV
1.238% (US0003M + 1.000%) due 10/02/2023 ~		11,300	11,481
5.750% due 11/16/2026 •(h)(i)		2,600	2,838

Intercontinental Exchange, Inc.
1.850% due 09/15/2032		17,000	15,602
2.650% due 09/15/2040		8,000	7,423
3.750% due 12/01/2025		1,600	1,756

Intercorp Financial Services, Inc.
4.125% due 10/19/2027		5,500	5,791

International Lease Finance Corp.
8.625% due 01/15/2022		7,460	7,917

Intesa Sanpaolo SpA
3.250% due 09/23/2024		500	533
3.375% due 01/12/2023		5,300	5,526
5.017% due 06/26/2024		6,890	7,529
5.710% due 01/15/2026		10,000	11,215
7.750% due 01/11/2027 •(h)(i)	EUR	4,500	6,478

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		$16,600	16,967
3.250% due 01/24/2025		4,700	4,796

JAB Holdings BV
2.200% due 11/23/2030		21,400	20,128

Jefferies Finance LLC
6.250% due 06/03/2026		17,975	18,964

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		6,900	6,980
2.301% due 10/15/2025 •		21,000	21,871
2.739% due 10/15/2030 •		6,900	7,021
3.509% due 01/23/2029 •		4,535	4,908
3.540% due 05/01/2028 •		10,100	11,004
3.702% due 05/06/2030 •		16,000	17,452
4.005% due 04/23/2029 •		21,000	23,441

Kaisa Group Holdings Ltd.
7.875% due 06/09/2021		2,000	2,007
7.875% due 06/30/2021		6,600	6,651
8.500% due 06/30/2022		11,700	11,934
9.375% due 06/30/2024		9,000	8,662
9.750% due 09/28/2023		7,800	7,956
10.875% due 07/23/2023		300	313
11.250% due 04/09/2022		8,100	8,383
11.500% due 01/30/2023		2,800	2,917
11.950% due 10/22/2022		300	316
11.950% due 11/12/2023		10,000	10,525

26	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KBC Group NV
4.250% due 10/24/2025 •(h)(i)	EUR	8,800	$10,907

Kennedy-Wilson, Inc.
4.750% due 03/01/2029		$1,900	1,926
5.000% due 03/01/2031		600	608
5.875% due 04/01/2024		2,500	2,524

Kilroy Realty LP
2.500% due 11/15/2032		7,800	7,343
3.050% due 02/15/2030		6,796	6,850
3.450% due 12/15/2024		200	214
3.800% due 01/15/2023		4,800	5,011
4.375% due 10/01/2025		4,600	5,062

KKR Group Finance Co. LLC
3.500% due 08/25/2050		10,190	10,119

KSA Sukuk Ltd.
2.894% due 04/20/2022		6,100	6,256

KWG Group Holdings Ltd.
6.000% due 01/11/2022		1,600	1,627
6.000% due 09/15/2022		3,400	3,467
7.875% due 09/01/2023		1,700	1,757

KWG Property Holding Ltd.
5.875% due 11/10/2024		3,200	3,249

Lazard Group LLC
3.750% due 02/13/2025		5,583	6,072
4.375% due 03/11/2029		3,046	3,396
4.500% due 09/19/2028		3,500	3,953

LeasePlan Corp. NV
2.875% due 10/24/2024		17,525	18,444

Lexington Realty Trust
2.700% due 09/15/2030		2,100	2,054

Liberty Mutual Group, Inc.
4.250% due 06/15/2023		9	10

Life Storage LP
3.875% due 12/15/2027		7,080	7,848

Lloyds Bank PLC
7.500% due 04/02/2032 þ		18,200	13,989

Lloyds Banking Group PLC
0.987% (US0003M + 0.800%) due 06/21/2021 ~		1,100	1,102
3.574% due 11/07/2028 •		6,900	7,455
3.750% due 01/11/2027		10,500	11,531
4.375% due 03/22/2028		3,400	3,820
4.450% due 05/08/2025		6,400	7,157
4.947% due 06/27/2025 •(h)(i)	EUR	900	1,150
7.500% due 09/27/2025 •(h)(i)		$8,400	9,618
7.625% due 06/27/2023 •(h)(i)	GBP	5,248	7,900

Logicor Financing SARL
1.625% due 07/15/2027	EUR	4,000	4,941

Mack-Cali Realty LP
4.500% due 04/18/2022		$1,000	1,015

Marsh & McLennan Cos., Inc.
2.750% due 01/30/2022		30	31

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 03/15/2024		$800	$874

MassMutual Global Funding
3.400% due 03/08/2026		1,600	1,757

Mercury General Corp.
4.400% due 03/15/2027		800	904

MetLife, Inc.
10.750% due 08/01/2069		4,000	6,705

Metropolitan Life Global Funding
0.450% due 09/01/2023		4,100	4,098

MGIC Investment Corp.
5.750% due 08/15/2023		10,000	10,786

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		15,400	15,369
5.750% due 02/01/2027		1,650	1,822

Mid-America Apartments LP
3.750% due 06/15/2024		1,650	1,787
4.300% due 10/15/2023		25,435	27,507

Mitsubishi UFJ Financial Group, Inc.
1.244% (US0003M + 1.060%) due 09/13/2021 ~		34,857	35,007
1.412% due 07/17/2025		9,000	8,999
2.623% due 07/18/2022		5,315	5,465
2.801% due 07/18/2024		32,000	33,950
2.998% due 02/22/2022		4,000	4,093
3.195% due 07/18/2029		7,000	7,357
3.455% due 03/02/2023		14,100	14,876

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.652% due 09/19/2022		6,000	6,167

Mizuho Financial Group, Inc.
1.057% (US0003M + 0.880%) due 09/11/2022 ~		21,000	21,200
1.324% (US0003M + 1.140%) due 09/13/2021 ~		5,200	5,225
1.979% due 09/08/2031 •		9,500	8,971
2.201% due 07/10/2031 •		2,500	2,418
2.632% due 04/12/2021		8,000	8,004
2.839% due 09/13/2026		2,800	2,975
2.869% due 09/13/2030 •		12,100	12,360

Morgan Stanley
1.152% (US0003M + 0.930%) due 07/22/2022 ~		13,300	13,331
1.413% (US0003M + 1.220%) due 05/08/2024 ~		10,700	10,871
1.794% due 02/13/2032 •		47,300	44,187
2.802% due 01/25/2052 •		15,300	14,111
3.622% due 04/01/2031 •		3,600	3,913
7.500% due 04/02/2032 þ(j)		15,800	12,639

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	9,400	13,165
3.500% due 03/15/2031		$4,500	4,422
4.625% due 08/01/2029		14,000	14,752

MUFG Bank Ltd.
2.850% due 09/08/2021		13,950	14,100

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	27

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MUFG Union Bank N.A.
0.720% (SOFRRATE + 0.710%) due 12/09/2022 ~		$1,200	$1,209
2.100% due 12/09/2022		4,000	4,109
3.150% due 04/01/2022		30	31

Multibank, Inc.
4.375% due 11/09/2022		2,400	2,467

Muthoot Finance Ltd.
4.400% due 09/02/2023		5,500	5,577

Nasdaq, Inc.
2.500% due 12/21/2040		4,000	3,520

National Health Investors, Inc.
3.000% due 02/01/2031		6,500	6,088

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		4,700	4,641

Nationwide Building Society
3.622% due 04/26/2023 •		5,700	5,881
4.363% due 08/01/2024 •		1,600	1,728

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		5,300	5,398

Natwest Group PLC
1.664% (US0003M + 1.470%) due 05/15/2023 ~		4,000	4,047
1.751% (US0003M + 1.550%) due 06/25/2024 ~		27,878	28,491
2.000% due 03/08/2023 •	EUR	780	932
3.875% due 09/12/2023		$1,100	1,180
4.800% due 04/05/2026		9,750	11,068
4.892% due 05/18/2029 •		19,700	22,470
6.000% due 12/29/2025 •(h)(i)(l)		22,900	25,183
8.000% due 08/10/2025 •(h)(i)		650	764
8.625% due 08/15/2021 •(h)(i)		20,249	20,775

Navient Corp.
6.500% due 06/15/2022		5,655	5,945
6.625% due 07/26/2021		1,600	1,631
7.250% due 01/25/2022		600	623

Neuberger Berman Group LLC
4.500% due 03/15/2027		7,800	8,643

New Metro Global Ltd.
5.000% due 08/08/2022		2,000	2,027
6.500% due 04/23/2021		7,000	7,018
6.800% due 08/05/2023		4,900	5,157
7.500% due 12/16/2021		1,000	1,025

New York Life Insurance Co.
3.750% due 05/15/2050		1,385	1,470
4.450% due 05/15/2069		3,500	4,144

Newmark Group, Inc.
6.125% due 11/15/2023		7,800	8,577

Nippon Life Insurance Co.
3.400% due 01/23/2050 •		1,900	1,936

Nissan Motor Acceptance Corp.
0.883% due 09/28/2022 •		4,361	4,360

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.115% (US0003M + 0.890%) due 01/13/2022 ~	$2,100	$2,106
2.600% due 09/28/2022	9,023	9,246
2.650% due 07/13/2022	2,500	2,554
2.750% due 03/09/2028	15,000	14,901
2.800% due 01/13/2022	4,800	4,874
3.650% due 09/21/2021	1,900	1,925
3.875% due 09/21/2023	700	747

Nomura Holdings, Inc.
1.851% due 07/16/2025	4,400	4,394
2.648% due 01/16/2025	1,500	1,552
2.679% due 07/16/2030	4,700	4,623
3.103% due 01/16/2030	15,000	15,250

Nordea Bank Abp
6.625% due 03/26/2026 •(h)(i)	5,000	5,717

Northern Trust Corp.
3.950% due 10/30/2025	70	78

NTT Finance Corp.
1.900% due 07/21/2021	3,650	3,668

Oaktree Specialty Lending Corp.
3.500% due 02/25/2025	4,000	4,124

Ohio National Financial Services, Inc.
5.550% due 01/24/2030	21,300	23,269

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029	4,600	4,704
4.375% due 08/01/2023	1,581	1,700
4.500% due 04/01/2027	2,600	2,838
4.750% due 01/15/2028	700	770
5.250% due 01/15/2026	600	679

OneMain Finance Corp.
5.375% due 11/15/2029	12,300	13,115

Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027	1,900	2,086

Pacific Life Global Funding
1.200% due 06/24/2025	3,300	3,289

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	11,030	11,525
5.250% due 08/15/2022	8,650	9,084

PartnerRe Finance B LLC
3.700% due 07/02/2029	2,900	3,179

Physicians Realty LP
3.950% due 01/15/2028	5,400	5,781
4.300% due 03/15/2027	12,200	13,416

Pine Street Trust
4.572% due 02/15/2029	1,000	1,125

Pinnacol Assurance
8.625% due 06/25/2034 «(j)	6,000	7,291

Piper Jaffray Cos.
4.740% due 10/15/2021	9,800	9,861
5.200% due 10/15/2023	12,200	12,246

Powerlong Real Estate Holdings Ltd.
6.250% due 08/10/2024	300	317

28	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pricoa Global Funding
0.800% due 09/01/2025		$4,000	$3,929

Principal Life Global Funding
3.000% due 04/18/2026		1,800	1,927

Protective Life Corp.
3.400% due 01/15/2030		14,600	15,238
4.300% due 09/30/2028		10,900	11,985

Protective Life Global Funding
1.999% due 09/14/2021		14,850	14,965

Provident Funding Associates LP
6.375% due 06/15/2025		2,100	2,103

Radian Group, Inc.
4.500% due 10/01/2024		800	834
6.625% due 03/15/2025		5,600	6,285

Regency Centers LP
2.950% due 09/15/2029		4,200	4,275
3.600% due 02/01/2027		2,200	2,384
3.700% due 06/15/2030		6,800	7,284

Reinsurance Group of America, Inc.
3.150% due 06/15/2030		4,600	4,765

Reliance Standard Life Global Funding
2.150% due 01/21/2023		1,800	1,849
2.500% due 10/30/2024		2,800	2,934
2.750% due 01/21/2027		3,600	3,774
3.850% due 09/19/2023		5,500	5,915

Rexford Industrial Realty LP
2.125% due 12/01/2030		6,400	5,992

Sabra Health Care LP
3.900% due 10/15/2029		2,700	2,761

Santander Holdings USA, Inc.
3.244% due 10/05/2026		22,600	23,924
4.500% due 07/17/2025		3,650	4,046

Santander UK Group Holdings PLC
1.532% due 08/21/2026 •		16,000	15,879
3.373% due 01/05/2024 •		9,600	10,039
4.750% due 09/15/2025		38,261	42,446
4.796% due 11/15/2024 •		15,000	16,516
7.375% due 06/24/2022 •(h)(i)	GBP	2,430	3,517

Santander UK PLC
1.625% due 02/12/2023		$2,000	2,046

SBA Communications Corp.
3.125% due 02/01/2029		4,300	4,138

SBA Tower Trust
1.884% due 07/15/2050		21,000	21,282

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		32,900	34,527
5.250% due 05/23/2023 (i)		7,000	7,428
5.717% due 06/16/2021		5,500	5,547
6.125% due 02/07/2022		31,650	32,969

SBL Holdings, Inc.
5.125% due 11/13/2026		5,000	5,347

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Scentre Group Trust
3.500% due 02/12/2025	$3,300	$3,506

Seazen Group Ltd.
6.000% due 08/12/2024	400	423

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022	30,700	31,560

SL Green Operating Partnership LP
1.174% (US0003M + 0.980%) due 08/16/2021 ~	10,200	10,200
3.250% due 10/15/2022	1,926	1,987

SL Green Realty Corp.
4.500% due 12/01/2022	10,550	11,050

SLM Corp.
4.200% due 10/29/2025	5,400	5,684
5.125% due 04/05/2022	4,800	4,923

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	5,800	5,820
3.550% due 04/15/2024	3,700	3,933
4.125% due 07/15/2023	6,000	6,391

Societe Generale S.A.
1.488% due 12/14/2026 •	17,700	17,404
6.750% due 04/06/2028 •(h)(i)	12,550	14,005

Spirit Realty LP
3.200% due 01/15/2027	5,100	5,333
3.200% due 02/15/2031	600	602
4.000% due 07/15/2029	9,354	10,139
4.450% due 09/15/2026	4,100	4,553

Standard Chartered PLC
1.456% due 01/14/2027 •	14,500	14,170
2.819% due 01/30/2026 •	9,200	9,570
3.265% due 02/18/2036 •	10,100	9,822
3.785% due 05/21/2025 •	5,100	5,493

State Street Corp.
3.776% due 12/03/2024 •	40	43

Stifel Financial Corp.
4.000% due 05/15/2030	9,800	10,603

STORE Capital Corp.
2.750% due 11/18/2030	5,100	4,997
4.500% due 03/15/2028	3,400	3,747
4.625% due 03/15/2029	2,800	3,118

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030	2,300	2,223
2.696% due 07/16/2024	24,000	25,386
2.750% due 01/15/2030	4,700	4,789
2.778% due 10/18/2022	6,000	6,208
3.102% due 01/17/2023	14,000	14,655
3.202% due 09/17/2029 (i)	6,000	6,192

Sunac China Holdings Ltd.
6.500% due 07/09/2023	11,400	11,749
6.650% due 08/03/2024	6,500	6,670
7.000% due 07/09/2025	10,200	10,480
7.350% due 07/19/2021	1,500	1,518

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	29

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 02/01/2024		$2,100	$2,210

Synchrony Financial
3.700% due 08/04/2026		4,100	4,415
3.950% due 12/01/2027		5,300	5,714
4.375% due 03/19/2024		6,700	7,307

Synovus Bank
2.289% due 02/10/2023 •		5,000	5,044

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •		43,400	46,055

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,819	10,312
5.661% due 10/13/2041		3,325	6,001
5.801% due 10/13/2040		6,186	11,237

Times China Holdings Ltd.
7.625% due 02/21/2022		$1,700	1,724

Trust Fibra Uno
4.869% due 01/15/2030		2,250	2,443
5.250% due 12/15/2024		2,000	2,213
5.250% due 01/30/2026		5,660	6,273
6.390% due 01/15/2050		1,700	1,877
6.950% due 01/30/2044		1,983	2,311

U.S. Bancorp
3.375% due 02/05/2024		60	65

UBS AG
0.378% (SOFRRATE + 0.360%) due 02/09/2024 ~		7,200	7,195
0.450% due 02/09/2024		4,800	4,763
5.125% due 05/15/2024 (i)		26,030	28,718
7.625% due 08/17/2022 (i)		40,667	44,341

UBS Group AG
2.095% due 02/11/2032 •		7,600	7,195
3.491% due 05/23/2023		16,700	17,239
4.125% due 09/24/2025		10,850	12,053
4.375% due 02/10/2031 •(h)(i)		3,500	3,462

UDR, Inc.
1.900% due 03/15/2033		5,700	5,147
2.950% due 09/01/2026		1,400	1,491
3.200% due 01/15/2030		3,100	3,265
3.500% due 01/15/2028		7,225	7,745

UniCredit SpA
4.134% (US0003M + 3.900%) due 01/14/2022 ~		6,400	6,559
7.500% due 06/03/2026 •(h)(i)	EUR	9,200	12,793
7.830% due 12/04/2023		$43,100	50,262

Vanke Real Estate Hong Kong Co. Ltd.
4.150% due 04/18/2023		6,000	6,327

VEREIT Operating Partnership LP
2.850% due 12/15/2032		3,400	3,296
3.950% due 08/15/2027		2,200	2,417
4.625% due 11/01/2025		12,500	14,118
4.875% due 06/01/2026		6,299	7,217

Virgin Money UK PLC
4.000% due 09/25/2026 •	GBP	6,800	10,203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vonovia Finance BV
5.000% due 10/02/2023	$1,100	$1,171

Vornado Realty LP
3.500% due 01/15/2025	6,200	6,539

W R Berkley Corp.
4.000% due 05/12/2050	5,080	5,425

WEA Finance LLC
3.150% due 04/05/2022	2,340	2,387
3.750% due 09/17/2024	6,605	6,994

Wells Fargo & Co.
1.442% (US0003M + 1.230%) due 10/31/2023 ~	11,181	11,358
2.164% due 02/11/2026 •	14,500	14,967
2.393% due 06/02/2028 •	41,450	42,506
2.406% due 10/30/2025 •	18,200	19,020
3.000% due 04/22/2026	28,751	30,745
3.196% due 06/17/2027 •	14,670	15,735
3.584% due 05/22/2028 •	28,906	31,541
4.400% due 06/14/2046	1,250	1,396

Wells Fargo Bank N.A.
0.810% (US0003M + 0.620%) due 05/27/2022 ~	6,000	6,005
2.897% due 05/27/2022 •	7,000	7,027

Weyerhaeuser Co.
4.000% due 11/15/2029	6,991	7,787
4.000% due 04/15/2030	8,363	9,251
7.125% due 07/15/2023	2,026	2,316
7.375% due 03/15/2032	20,059	28,205
7.950% due 03/15/2025	12,479	15,132
8.500% due 01/15/2025	12,449	15,688

WP Carey, Inc.
4.000% due 02/01/2025	7,000	7,626
4.250% due 10/01/2026	9,100	10,230
4.600% due 04/01/2024	9,164	10,085

XLIT Ltd.
4.450% due 03/31/2025	1,800	2,009

Yango Justice International Ltd.
7.500% due 04/15/2024	800	783
10.250% due 03/18/2022	2,050	2,091

Yanlord Land HK Co. Ltd.
5.875% due 01/23/2022	1,200	1,221

		5,603,673

INDUSTRIALS 28.4%

21Vianet Group, Inc.
7.875% due 10/15/2021	2,600	2,651

7-Eleven, Inc.
0.645% (US0003M + 0.450%) due 08/10/2022 ~	9,900	9,911
0.800% due 02/10/2024	14,200	14,159
0.950% due 02/10/2026	19,910	19,408
1.300% due 02/10/2028	20,600	19,755

30	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.800% due 02/10/2031		$38,000	$35,534
2.800% due 02/10/2051		16,000	14,358

AbbVie, Inc.
0.832% (US0003M + 0.650%) due 11/21/2022 ~		10,000	10,065
2.300% due 05/14/2021		65	65
2.300% due 11/21/2022		9,100	9,366
2.850% due 05/14/2023		6,185	6,453
3.200% due 05/14/2026		8,843	9,560
3.850% due 06/15/2024		1,854	2,020
4.250% due 11/21/2049		8,500	9,635
4.700% due 05/14/2045		700	831
5.000% due 12/15/2021		1,043	1,064

Adani Transmission Ltd.
4.000% due 08/03/2026		3,075	3,285

Adecoagro S.A.
6.000% due 09/21/2027		2,950	3,076

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		6,600	6,876

Adventist Health System
2.952% due 03/01/2029		3,000	3,106

Aetna, Inc.
2.750% due 11/15/2022		35	36
2.800% due 06/15/2023		6,253	6,525

Air Canada Pass-Through Trust
3.300% due 07/15/2031		4,709	4,603
3.600% due 09/15/2028		3,482	3,493
4.125% due 11/15/2026		6,745	6,693
5.250% due 10/01/2030		4,200	4,524
5.375% due 11/15/2022		924	928

Aker BP ASA
3.000% due 01/15/2025		8,450	8,756
3.750% due 01/15/2030		9,000	9,304

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		10,761	11,811

Alcon Finance Corp.
3.000% due 09/23/2029		4,900	5,089

Alibaba Group Holding Ltd.
2.700% due 02/09/2041		11,900	10,827
3.150% due 02/09/2051		15,000	13,981
3.250% due 02/09/2061		5,800	5,379

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		15,460	16,417

ALROSA Finance S.A.
4.650% due 04/09/2024		8,300	8,890

Altice France S.A.
3.375% due 01/15/2028	EUR	2,500	2,868
5.500% due 01/15/2028		$1,400	1,436

Amdocs Ltd.
2.538% due 06/15/2030		23,450	23,094

American Airlines Pass-Through Trust
3.000% due 04/15/2030		3,675	3,715

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.150% due 08/15/2033	$15,890	$15,875
3.200% due 12/15/2029	8,061	8,052
3.350% due 04/15/2031	16,343	16,555
3.375% due 11/01/2028	7,051	6,869
3.575% due 07/15/2029	2,883	2,928
3.600% due 03/22/2029	3,053	3,083
3.600% due 04/15/2031	3,199	3,055
3.650% due 02/15/2029	4,106	4,151
3.700% due 04/01/2028	6,534	6,502
4.000% due 01/15/2027	2,196	2,030

Amgen, Inc.
4.663% due 06/15/2051	7,404	9,002

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030	8,300	8,433

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	5,352	6,280
4.900% due 02/01/2046	9,100	10,895

Anheuser-Busch InBev Worldwide, Inc.
4.600% due 04/15/2048	1,500	1,721
5.450% due 01/23/2039	18,860	23,604
5.550% due 01/23/2049	5,700	7,373

Anthem, Inc.
3.650% due 12/01/2027	10,100	11,155

AP Moller-Maersk A/S
3.875% due 09/28/2025	12,900	14,108
4.500% due 06/20/2029	8,000	8,865

Ashtead Capital, Inc.
4.000% due 05/01/2028	8,945	9,367
4.250% due 11/01/2029	3,300	3,546

Autodesk, Inc.
3.600% due 12/15/2022	3,000	3,129

Bacardi Ltd.
4.450% due 05/15/2025	4,500	5,007
4.700% due 05/15/2028	19,600	22,442
5.150% due 05/15/2038	10,500	12,578

BAE Systems PLC
3.400% due 04/15/2030	4,000	4,252

Baidu, Inc.
1.720% due 04/09/2026	4,400	4,389
3.500% due 11/28/2022	3,000	3,132
4.375% due 05/14/2024	8,100	8,900
4.375% due 03/29/2028	9,800	10,870

Baker Hughes a GE Co. LLC
3.337% due 12/15/2027	1,615	1,730

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	3,200	3,239

BAT Capital Corp.
2.726% due 03/25/2031	23,300	22,563

Bayer U.S. Finance LLC
2.750% due 07/15/2021	170	171
3.000% due 10/08/2021	10,957	11,102
4.375% due 12/15/2028	47,300	53,457

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (b)		$700	$728

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026		6,300	6,479
4.875% due 11/01/2025		800	819

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	15,700	21,766

Berry Global, Inc.
1.570% due 01/15/2026		$8,000	7,884
4.875% due 07/15/2026		3,700	3,919

Black Knight InfoServ LLC
3.625% due 09/01/2028		1,100	1,082

Boardwalk Pipelines LP
3.400% due 02/15/2031		19,000	19,024

Boeing Co.
1.433% due 02/04/2024		25,000	25,320
2.196% due 02/04/2026		12,100	12,071
2.300% due 08/01/2021		2,900	2,919
3.625% due 02/01/2031		8,500	8,904
5.150% due 05/01/2030		33,100	38,164
5.705% due 05/01/2040		21,000	25,745
5.805% due 05/01/2050		20,000	25,238
5.930% due 05/01/2060		30,000	38,595

Bombardier, Inc.
5.750% due 03/15/2022		800	835
6.000% due 10/15/2022		3,000	3,006
6.125% due 01/15/2023		9,100	9,484
7.500% due 12/01/2024		2,200	2,201
8.750% due 12/01/2021		800	841

Boral Finance Pty. Ltd.
3.000% due 11/01/2022		500	513

Boston Scientific Corp.
2.650% due 06/01/2030		33,700	34,053

BRF S.A.
4.875% due 01/24/2030		3,000	3,065

British Airways Pass-Through Trust
3.300% due 06/15/2034		9,180	9,177
3.350% due 12/15/2030		924	892
4.250% due 05/15/2034		595	625
4.625% due 12/20/2025		896	931

Broadcom Corp.
3.875% due 01/15/2027		2,388	2,594

Broadcom, Inc.
2.450% due 02/15/2031		38,900	36,746
2.600% due 02/15/2033		3,800	3,543
3.459% due 09/15/2026		8,890	9,546
3.469% due 04/15/2034		4,482	4,521
4.110% due 09/15/2028		91,993	100,729
4.150% due 11/15/2030		3,500	3,782
4.300% due 11/15/2032		5,170	5,636
4.750% due 04/15/2029		700	788
5.000% due 04/15/2030		23,059	26,309

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cablevision Lightpath LLC
3.875% due 09/15/2027	$4,100	$4,064

Caesars Entertainment, Inc.
6.250% due 07/01/2025	7,000	7,471

Caesars Resort Collection LLC
5.250% due 10/15/2025	9,500	9,547
5.750% due 07/01/2025	3,700	3,909

Cameron LNG LLC
2.902% due 07/15/2031	1,400	1,416
3.302% due 01/15/2035	4,300	4,426
3.402% due 01/15/2038	10,600	10,713

Canadian Pacific Railway Co.
6.125% due 09/15/2115	10,000	14,618

CCO Holdings LLC
4.250% due 02/01/2031	11,700	11,741

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	2,135	2,428

Centene Corp.
4.625% due 12/15/2029	4,300	4,659

CF Industries, Inc.
5.150% due 03/15/2034	3,000	3,436

Charter Communications Operating LLC
2.300% due 02/01/2032	10,400	9,680
2.800% due 04/01/2031	2,900	2,864
3.700% due 04/01/2051	5,000	4,685
3.750% due 02/15/2028	24,300	26,353
3.850% due 04/01/2061	30,100	27,648
3.900% due 06/01/2052	4,200	4,040
4.200% due 03/15/2028	1,600	1,765
4.464% due 07/23/2022	25,265	26,356
4.800% due 03/01/2050	13,400	14,409
4.908% due 07/23/2025	10,435	11,836
5.125% due 07/01/2049	17,200	19,381
5.375% due 04/01/2038	7,900	9,322
5.375% due 05/01/2047	6,985	8,126
5.750% due 04/01/2048	15,590	18,995

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	40,500	42,760
5.125% due 06/30/2027	22,635	25,912

Cheniere Energy Partners LP
4.000% due 03/01/2031	11,500	11,716

China Mengniu Dairy Co. Ltd.
2.500% due 06/17/2030	8,200	7,919

Chobani LLC
4.625% due 11/15/2028	700	716

Cielo USA, Inc.
3.750% due 11/16/2022	4,500	4,620

Cigna Corp.
1.131% (US0003M + 0.890%) due 07/15/2023 ~	1,900	1,924

Cimarex Energy Co.
4.375% due 06/01/2024	6,217	6,766

32	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citrix Systems, Inc.
1.250% due 03/01/2026	$3,200	$3,148
3.300% due 03/01/2030	13,080	13,468
4.500% due 12/01/2027	9,449	10,773

Comcast Corp.
2.800% due 01/15/2051	35,300	32,430
3.250% due 11/01/2039	3,500	3,610
3.750% due 04/01/2040	27,000	29,665

CommonSpirit Health
2.760% due 10/01/2024	12,200	12,932

Community Health Systems, Inc.
4.750% due 02/15/2031	4,900	4,793
5.625% due 03/15/2027	4,200	4,405
6.000% due 01/15/2029	1,200	1,271
6.625% due 02/15/2025	2,650	2,802
8.000% due 03/15/2026	3,100	3,355

Conagra Brands, Inc.
4.300% due 05/01/2024	19,800	21,843

Constellation Brands, Inc.
3.700% due 12/06/2026	2,037	2,239

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)	4,563	1,154

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	1,388	1,452

Continental Resources, Inc.
5.000% due 09/15/2022	1,619	1,621

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)	2,600	2,647

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	12,500	13,032

CoStar Group, Inc.
2.800% due 07/15/2030	12,100	11,849

Crown Castle Towers LLC
3.222% due 05/15/2042	4,000	4,025
4.241% due 07/15/2048	11,900	13,304

CSC Holdings LLC
5.750% due 01/15/2030	2,100	2,214

CSN Inova Ventures
6.750% due 01/28/2028	2,900	3,077

CVS Health Corp.
3.875% due 07/20/2025	24,620	27,229
4.300% due 03/25/2028	20,793	23,626
4.780% due 03/25/2038	200	236
5.050% due 03/25/2048	2,000	2,459
5.125% due 07/20/2045	1,185	1,453

CVS Pass-Through Trust
4.163% due 08/11/2036	336	353
5.789% due 01/10/2026	48	53
5.926% due 01/10/2034	365	421
6.036% due 12/10/2028	2,264	2,643
8.353% due 07/10/2031	343	444

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

D.R. Horton, Inc.
5.750% due 08/15/2023	$12,030	$13,286

DAE Funding LLC
1.625% due 02/15/2024	15,100	15,081
2.625% due 03/20/2025	13,400	13,520
3.375% due 03/20/2028	6,100	6,074
5.000% due 08/01/2024	3,800	3,921
5.250% due 11/15/2021	2,142	2,185

Daimler Finance North America LLC
1.094% (US0003M + 0.900%) due 02/15/2022 ~	5,300	5,336

DaVita, Inc.
4.625% due 06/01/2030	26,775	27,313

DCP Midstream Operating LP
5.625% due 07/15/2027	3,700	4,021

Dell International LLC
4.000% due 07/15/2024	17,665	19,188
4.900% due 10/01/2026	21,022	23,861
5.300% due 10/01/2029	9,700	11,354
5.450% due 06/15/2023	40,200	43,950
5.850% due 07/15/2025	9,740	11,363
6.020% due 06/15/2026	20,803	24,649
6.100% due 07/15/2027	2,718	3,270
6.200% due 07/15/2030	12,617	15,683

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	4,414	4,615

Delta Air Lines, Inc.
2.900% due 10/28/2024	10,076	10,082
3.750% due 10/28/2029	4,200	4,100
3.800% due 04/19/2023	3,282	3,354
4.750% due 10/20/2028	2,700	2,938
7.000% due 05/01/2025	22,400	25,822
7.375% due 01/15/2026	15,290	17,897

Diamond Sports Group LLC
6.625% due 08/15/2027	400	209

Diamondback Energy, Inc.
4.750% due 05/31/2025	3,500	3,915

Eastern Energy Gas Holdings LLC
3.000% due 11/15/2029	3,250	3,378
3.900% due 11/15/2049	3,700	3,809

eBay, Inc.
1.900% due 03/11/2025	8,500	8,729

Edwards Lifesciences Corp.
4.300% due 06/15/2028	6,700	7,564

Embraer Netherlands Finance BV
5.050% due 06/15/2025	1,200	1,248
5.400% due 02/01/2027	2,000	2,089

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	2,076	2,174

Enbridge, Inc.
0.689% (US0003M + 0.500%) due 02/18/2022 ~	35,000	35,104

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	33

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 03/01/2078 •	$8,700	$9,123

Energy Transfer Operating LP
4.250% due 03/15/2023	1,700	1,796
4.750% due 01/15/2026	7,050	7,833
5.150% due 03/15/2045	1,250	1,294
5.800% due 06/15/2038	6,230	7,081
5.950% due 10/01/2043	1,000	1,115
6.050% due 06/01/2041	6,400	7,327
6.125% due 12/15/2045	1,500	1,730
6.500% due 02/01/2042	3,600	4,306
6.625% due 10/15/2036	290	356
7.500% due 07/01/2038	4,302	5,690

Energy Transfer Partners LP
5.000% due 10/01/2022	850	893

Entergy Louisiana LLC
3.120% due 09/01/2027	4,300	4,661

Enterprise Products Operating LLC
4.250% due 02/15/2048	2,485	2,648
4.450% due 02/15/2043	6,890	7,514
4.875% due 08/16/2077 •	9,900	9,327
5.375% due 02/15/2078 •	10,400	10,443
5.700% due 02/15/2042	10,002	12,822

EQM Midstream Partners LP
4.000% due 08/01/2024	15,360	15,648
4.750% due 07/15/2023	876	910

EQT Corp.
3.000% due 10/01/2022 (l)	551	561

ERAC USA Finance LLC
2.600% due 12/01/2021	288	292

Essential Utilities, Inc.
3.566% due 05/01/2029	1,800	1,940

Expedia Group, Inc.
2.950% due 03/15/2031	9,250	9,131
3.250% due 02/15/2030	10,900	10,983
3.600% due 12/15/2023	4,300	4,579
6.250% due 05/01/2025	8,034	9,298

Fairstone Financial, Inc.
7.875% due 07/15/2024	13,308	14,014

Ferguson Finance PLC
3.250% due 06/02/2030	4,900	5,168

Fiserv, Inc.
3.500% due 07/01/2029	3,000	3,240
4.200% due 10/01/2028	4,905	5,531

Flex Ltd.
4.875% due 06/15/2029	18,100	20,451

Ford Foundation
2.815% due 06/01/2070	7,500	6,794

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	12,500	13,045

Fox Corp.
4.709% due 01/25/2029	1,820	2,097

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freeport Minerals Corp.
9.500% due 06/01/2031	$200	$283

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031	9,900	9,457

Frontera Energy Corp.
9.700% due 06/25/2023	8,000	7,964

Gap, Inc.
8.375% due 05/15/2023	1,300	1,486
8.625% due 05/15/2025	1,200	1,345

Gartner, Inc.
4.500% due 07/01/2028	1,700	1,755

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~	2,000	2,007

Gazprom OAO Via Gaz Capital S.A.
4.950% due 03/23/2027	4,700	5,157

General Electric Co.
3.450% due 05/15/2024	535	575
3.450% due 05/01/2027	4,800	5,217
4.350% due 05/01/2050	15,200	16,914
5.550% due 01/05/2026	36,039	42,770
5.875% due 01/14/2038	2,396	3,106
6.150% due 08/07/2037	1,400	1,844
6.875% due 01/10/2039	3,308	4,660

Georgia-Pacific LLC
8.000% due 01/15/2024	800	959

Global Medical Response, Inc.
6.500% due 10/01/2025	3,285	3,404

Global Payments, Inc.
3.200% due 08/15/2029	10,772	11,357

goeasy Ltd.
5.375% due 12/01/2024	1,500	1,557

Gold Fields Orogen Holdings BVI Ltd.
5.125% due 05/15/2024	10,000	10,966
6.125% due 05/15/2029	2,600	3,055

Guara Norte SARL
5.198% due 06/15/2034	3,500	3,438

Gulfstream Natural Gas System LLC
4.600% due 09/15/2025	2,900	3,235

Hawaiian Airlines Pass-Through Certificates
7.375% due 09/15/2027	14,799	16,674

HCA, Inc.
4.125% due 06/15/2029	16,300	18,082
4.750% due 05/01/2023	2,650	2,857
5.000% due 03/15/2024	12,404	13,807
5.125% due 06/15/2039	1,000	1,203
5.250% due 06/15/2026	30	35

Health & Happiness H&H International Holdings Ltd.
5.625% due 10/24/2024	3,600	3,748

Hess Corp.
7.875% due 10/01/2029	3,600	4,656

34	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		$3,100	$3,013
3.750% due 05/01/2029		8,750	8,679
4.000% due 05/01/2031		6,200	6,212
4.875% due 01/15/2030		6,500	6,907
5.375% due 05/01/2025		500	528

Humana, Inc.
3.150% due 12/01/2022		5,000	5,184

Huntington Ingalls Industries, Inc.
3.844% due 05/01/2025		900	983
4.200% due 05/01/2030		3,200	3,556

Huntsman International LLC
4.500% due 05/01/2029		22,900	25,388

Hyatt Hotels Corp.
3.191% (US0003M + 3.000%) due 09/01/2022 ~		28,800	29,026
5.375% due 04/23/2025		3,000	3,370
5.750% due 04/23/2030		3,900	4,566

Hyundai Capital America
1.150% due 11/10/2022		8,000	8,047

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	1,700	2,032

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		$3,700	4,055

IHS Markit Ltd.
3.625% due 05/01/2024		900	967
4.125% due 08/01/2023		5,900	6,332
4.250% due 05/01/2029		18,342	20,690
4.750% due 02/15/2025		1,500	1,681
4.750% due 08/01/2028		1,000	1,157

Imperial Brands Finance PLC
3.125% due 07/26/2024		9,900	10,470
3.500% due 07/26/2026		8,700	9,309
3.750% due 07/21/2022		11,755	12,148
3.875% due 07/26/2029		18,600	19,846

Industrias Penoles S.A.B. de C.V.
4.150% due 09/12/2029		1,000	1,089

Infor, Inc.
1.750% due 07/15/2025		8,900	9,005

Innophos Holdings, Inc.
9.375% due 02/15/2028		5,200	5,619

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		6,500	6,881

Jaguar Land Rover Automotive PLC
2.200% due 01/15/2024	EUR	1,464	1,679
5.875% due 11/15/2024		3,400	4,317

JetBlue Pass-Through Trust
2.750% due 11/15/2033		$7,383	7,448
4.000% due 05/15/2034		400	433

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kansas City Southern
4.950% due 08/15/2045	$1,631	$1,960

Kinder Morgan Energy Partners LP
6.500% due 02/01/2037	491	623
6.550% due 09/15/2040	3,300	4,299
6.950% due 01/15/2038	600	807
7.300% due 08/15/2033	7,335	10,002
7.400% due 03/15/2031	500	671
7.500% due 11/15/2040	5,500	7,547

Kinder Morgan, Inc.
5.300% due 12/01/2034	1,000	1,182
5.550% due 06/01/2045	1,300	1,558
5.625% due 11/15/2023	2,100	2,334
7.750% due 01/15/2032	16,050	22,578

KLA Corp.
5.000% due 03/15/2049	5,900	7,441

Komatsu Finance America, Inc.
2.437% due 09/11/2022	2,400	2,467

Kraft Heinz Foods Co.
5.000% due 06/04/2042	10,400	11,720
6.500% due 02/09/2040	1,258	1,647
6.875% due 01/26/2039	20,000	27,615
7.125% due 08/01/2039	7,120	9,966

Lam Research Corp.
2.800% due 06/15/2021	50	50

Las Vegas Sands Corp.
2.900% due 06/25/2025	8,300	8,504
3.200% due 08/08/2024	121,510	126,768
3.500% due 08/18/2026	19,100	19,929

Legacy LifePoint Health LLC
4.375% due 02/15/2027	100	98

Leidos, Inc.
2.300% due 02/15/2031	16,750	15,849
4.375% due 05/15/2030	9,100	10,131

Lennar Corp.
4.750% due 11/29/2027	900	1,034

Lenovo Group Ltd.
3.421% due 11/02/2030	6,000	6,036
5.875% due 04/24/2025	8,600	9,772

Level 3 Financing, Inc.
3.400% due 03/01/2027	670	711
3.750% due 07/15/2029	3,900	3,822
3.875% due 11/15/2029	7,600	8,026

Liberty Utilities Finance GP 1
2.050% due 09/15/2030	7,000	6,572

Live Nation Entertainment, Inc.
3.750% due 01/15/2028	700	692
6.500% due 05/15/2027	18,300	20,336

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	7,658	9,554

Marathon Oil Corp.
3.850% due 06/01/2025	6,791	7,284

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	35

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marriott International, Inc.
3.125% due 10/15/2021		$4,200	$4,227
3.500% due 10/15/2032		9,700	10,080
3.600% due 04/15/2024		5,500	5,855
3.750% due 03/15/2025		3,375	3,591
4.150% due 12/01/2023		12,200	13,129
4.500% due 10/01/2034		6,099	6,502
4.625% due 06/15/2030		6,100	6,832
5.750% due 05/01/2025		1,100	1,263

Marvell Technology Group Ltd.
4.875% due 06/22/2028		10,800	12,395

Massachusetts Institute of Technology
4.678% due 07/01/2114		150	194

McDonald’s Corp.
2.625% due 09/01/2029		4,100	4,208

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		37,575	38,705
5.250% due 04/26/2026		21,800	22,750
5.375% due 12/04/2029		13,300	14,162
5.750% due 07/21/2028		18,950	20,217

MGM China Holdings Ltd.
5.250% due 06/18/2025		4,200	4,384
5.375% due 05/15/2024		16,200	16,748
5.875% due 05/15/2026		12,100	12,718

Microchip Technology, Inc.
3.922% due 06/01/2021		3,800	3,822

Micron Technology, Inc.
5.327% due 02/06/2029		6,400	7,539

Mileage Plus Holdings LLC
6.500% due 06/20/2027		2,200	2,414

Mitchells & Butlers Finance PLC
0.530% (BP0003M + 0.450%) due 12/15/2030 ~	GBP	785	1,017

Moody’s Corp.
3.250% due 05/20/2050		$11,450	11,166
4.875% due 02/15/2024		1,500	1,659

MPLX LP
4.500% due 04/15/2038		9,900	10,834
4.900% due 04/15/2058		2,600	2,779
6.875% due 02/15/2023 •(h)		7,800	7,839

Mylan, Inc.
3.125% due 01/15/2023		10,460	10,903
4.200% due 11/29/2023		13,500	14,576

National Fuel Gas Co.
2.950% due 03/01/2031		9,100	8,774

Netflix, Inc.
3.875% due 11/15/2029	EUR	15,800	22,127
4.625% due 05/15/2029		7,500	10,943
4.875% due 04/15/2028		$3,700	4,192

Newcastle Coal Infrastructure Group Pty. Ltd.
4.400% due 09/29/2027		2,100	2,133

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newcrest Finance Pty. Ltd.
3.250% due 05/13/2030		$783	$821
4.200% due 05/13/2050		2,500	2,718
5.750% due 11/15/2041		2,500	3,212

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	3,600	4,582
3.043% due 09/15/2023		$20,000	20,937
3.201% due 09/17/2028	EUR	2,600	3,408
3.522% due 09/17/2025		$8,400	8,904
4.345% due 09/17/2027		17,100	18,612
4.810% due 09/17/2030		200	220

Northwest Airlines Pass-Through Trust
6.264% due 05/20/2023		237	236

Nutrition & Biosciences, Inc.
2.300% due 11/01/2030		9,000	8,731
3.268% due 11/15/2040		1,400	1,383

NVR, Inc.
3.000% due 05/15/2030		38,014	39,045
3.950% due 09/15/2022		4,000	4,150

NXP BV
3.875% due 06/18/2026		6,700	7,385
4.300% due 06/18/2029		7,685	8,610
4.625% due 06/01/2023		8,100	8,779
4.875% due 03/01/2024		2,600	2,891
5.350% due 03/01/2026		4,800	5,609

Occidental Petroleum Corp.
1.644% (US0003M + 1.450%) due 08/15/2022 ~		5,000	4,949
2.900% due 08/15/2024		8,000	7,922
5.550% due 03/15/2026		100	106
6.950% due 07/01/2024		2,679	2,946

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/26/2021 (f)(h)		3,579	24

ONE Gas, Inc.
0.850% due 03/11/2023		3,600	3,603

ONEOK Partners LP
5.000% due 09/15/2023		7,200	7,821
6.125% due 02/01/2041		1,700	1,996
6.200% due 09/15/2043		3,450	4,162

Oracle Corp.
2.875% due 03/25/2031 (j)		6,900	7,030
4.000% due 07/15/2046		11,000	11,351
4.000% due 11/15/2047		3,700	3,830
4.100% due 03/25/2061 (j)		6,600	6,844

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023		8,600	9,324

Penske Truck Leasing Co. LP
2.700% due 11/01/2024		18,400	19,384
3.900% due 02/01/2024		3,100	3,334
4.125% due 08/01/2023		7,800	8,370
4.875% due 07/11/2022		1,700	1,793

PerkinElmer, Inc.
3.300% due 09/15/2029		8,700	9,193

36	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	$13,300	$13,075
4.375% due 03/15/2026	2,200	2,389

Petra Diamonds U.S. Treasury PLC (10.500% PIK)
10.500% due 03/08/2026 (b)	2,009	1,959

Petroleos Mexicanos
6.500% due 01/23/2029	14,300	14,471
6.750% due 09/21/2047	2,500	2,131
6.840% due 01/23/2030	34,500	35,078
6.950% due 01/28/2060	2,495	2,145
7.690% due 01/23/2050	6,192	5,740

PetSmart, Inc.
4.750% due 02/15/2028	3,100	3,174

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026	300	320

Phillips 66
0.900% due 02/15/2024	13,900	13,906

Phillips 66 Partners LP
3.605% due 02/15/2025	65	70

Pioneer Natural Resources Co.
4.450% due 01/15/2026 (l)	17,588	19,813
7.200% due 01/15/2028	4,497	5,599

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	3,000	3,206

Prosus NV
3.680% due 01/21/2030	2,500	2,584
3.832% due 02/08/2051	7,300	6,428
4.027% due 08/03/2050	1,200	1,093

PulteGroup, Inc.
5.000% due 01/15/2027	2,500	2,880

Quanta Services, Inc.
2.900% due 10/01/2030	3,400	3,453

QVC, Inc.
4.375% due 03/15/2023	6,400	6,720
4.450% due 02/15/2025	7,535	7,949
4.850% due 04/01/2024	3,374	3,633
5.450% due 08/15/2034	10,600	10,626

Radiate Holdco LLC
4.500% due 09/15/2026	2,000	2,027

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	769	883

Raytheon Technologies Corp.
3.750% due 11/01/2046	5,000	5,338
4.050% due 05/04/2047	1,800	2,006

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	15,900	14,724

RELX Capital, Inc.
3.000% due 05/22/2030	1,700	1,765

Rockies Express Pipeline LLC
3.600% due 05/15/2025	10,200	10,245
4.800% due 05/15/2030	3,100	3,067

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rolls-Royce PLC
3.625% due 10/14/2025		$7,264	$7,300
4.625% due 02/16/2026	EUR	1,000	1,267
5.750% due 10/15/2027		$5,400	5,753
5.750% due 10/15/2027	GBP	1,400	2,104

Royalty Pharma PLC
1.750% due 09/02/2027		$13,750	13,365

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		6,066	6,910
5.625% due 04/15/2023		1,200	1,302
5.625% due 03/01/2025		5,300	6,063
5.750% due 05/15/2024		8,410	9,494
5.875% due 06/30/2026		10,705	12,548
6.250% due 03/15/2022		7,000	7,271

Sands China Ltd.
3.800% due 01/08/2026		15,600	16,648
4.375% due 06/18/2030		4,000	4,241
4.600% due 08/08/2023		7,200	7,718
5.125% due 08/08/2025		23,300	26,105
5.400% due 08/08/2028		8,400	9,617

Sasol Financing USA LLC
5.875% due 03/27/2024		250	266

Saudi Arabian Oil Co.
2.250% due 11/24/2030		6,000	5,753

Scripps Escrow, Inc.
3.875% due 01/15/2029		1,000	984

Seagate HDD Cayman
4.091% due 06/01/2029		667	681
4.125% due 01/15/2031		16,585	16,872

SF Holding Investment Ltd.
2.875% due 02/20/2030		12,400	12,469

Shift4 Payments LLC
4.625% due 11/01/2026		700	728

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		65	68

SK Hynix, Inc.
1.000% due 01/19/2024		7,100	7,094
2.375% due 01/19/2031		5,000	4,738

Smith & Nephew PLC
2.032% due 10/14/2030		6,900	6,503

Southwest Airlines Co.
4.750% due 05/04/2023		18,870	20,380

Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022		1,091	1,120

Spirit AeroSystems, Inc.
3.850% due 06/15/2026		3,800	3,959
3.950% due 06/15/2023		11,010	10,921
4.600% due 06/15/2028		19,281	18,932
5.500% due 01/15/2025		1,100	1,165
7.500% due 04/15/2025		8,600	9,267

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031		1,091	1,076

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	37

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.100% due 10/01/2029	$2,266	$2,269

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,775	1,791
4.738% due 09/20/2029	19,100	20,510

Standard Industries, Inc.
3.375% due 01/15/2031	1,600	1,518
4.375% due 07/15/2030	19,150	19,352
4.750% due 01/15/2028	5,800	6,020
5.000% due 02/15/2027	8,900	9,295

Stanley Black & Decker, Inc.
4.000% due 03/15/2060 •	2,400	2,544

Station Casinos LLC
4.500% due 02/15/2028	3,100	3,094

Stryker Corp.
1.950% due 06/15/2030	12,550	12,126

Studio City Finance Ltd.
5.000% due 01/15/2029	1,600	1,608
6.500% due 01/15/2028	10,500	11,261

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023	12,700	13,188

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026	5,861	6,314
5.350% due 05/15/2045	2,600	2,746

Suntory Holdings Ltd.
2.550% due 06/28/2022	3,800	3,888

Syneos Health, Inc.
3.625% due 01/15/2029	1,500	1,462

Syngenta Finance NV
3.125% due 03/28/2022	700	710
4.441% due 04/24/2023	10,900	11,426
4.892% due 04/24/2025	5,500	5,891
5.182% due 04/24/2028	37,273	40,341

Sysco Corp.
5.650% due 04/01/2025	16,700	19,436

T-Mobile USA, Inc.
2.050% due 02/15/2028	12,500	12,272
2.550% due 02/15/2031	22,100	21,679
2.625% due 02/15/2029	5,500	5,348
2.875% due 02/15/2031	3,600	3,484
3.000% due 02/15/2041	40,700	37,852
3.300% due 02/15/2051	36,500	34,157
3.600% due 11/15/2060	5,700	5,485
3.875% due 04/15/2030	22,350	24,286

TEGNA, Inc.
4.625% due 03/15/2028	1,300	1,325

Tencent Holdings Ltd.
2.390% due 06/03/2030	22,600	21,853
3.595% due 01/19/2028	1,500	1,610
3.975% due 04/11/2029	40,300	43,837

Tenet Healthcare Corp.
6.750% due 06/15/2023	3,700	4,014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021	$4,127	$4,167

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	480	482
3.650% due 11/10/2021	12,754	12,886

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	3,391	3,393

Textron, Inc.
2.450% due 03/15/2031	4,325	4,198

Thomson Reuters Corp.
3.350% due 05/15/2026	6,600	7,137

Time Warner Cable LLC
4.500% due 09/15/2042	9,000	9,633

Times Square Hotel Trust
8.528% due 08/01/2026	419	458

TransCanada PipeLines Ltd.
4.250% due 05/15/2028	40	45
5.600% due 03/31/2034	5,258	6,443

Transcontinental Gas Pipe Line Co. LLC
3.250% due 05/15/2030	2,900	3,052
7.850% due 02/01/2026	12,066	15,286

TransDigm, Inc.
8.000% due 12/15/2025	3,000	3,270

Transocean Guardian Ltd.
5.875% due 01/15/2024	6,416	5,626

Transocean Pontus Ltd.
6.125% due 08/01/2025	1,378	1,304

Transocean, Inc.
7.250% due 11/01/2025	3,800	2,451

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031	10,450	10,173

Travel + Leisure Co.
4.625% due 03/01/2030	5,700	5,918

Trimble, Inc.
4.900% due 06/15/2028	9,200	10,622

Trinity Acquisition PLC
4.400% due 03/15/2026	35	39

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	2,864	2,602

Twitter, Inc.
3.875% due 12/15/2027	1,000	1,050

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	348	343
4.625% due 12/03/2026	395	373
7.125% due 04/22/2025	1,123	1,156

Unigel Luxembourg S.A.
8.750% due 10/01/2026	8,900	9,624

United Airlines Pass-Through Trust
2.700% due 11/01/2033	4,581	4,467
2.875% due 04/07/2030	18,376	18,710
3.100% due 01/07/2030	1,186	1,216

38	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.100% due 04/07/2030		$4,291	$4,180
3.450% due 01/07/2030		9,132	9,171
3.500% due 09/01/2031		1,493	1,533
3.700% due 09/01/2031		3,269	3,298
4.150% due 02/25/2033		10,111	10,824
5.875% due 04/15/2029		33,666	37,399

United Parcel Service, Inc.
2.050% due 04/01/2021		65	65

UnitedHealth Group, Inc.
2.900% due 05/15/2050		9,500	9,124

Univision Communications, Inc.
5.125% due 02/15/2025		6,700	6,796

Utah Acquisition Sub, Inc.
3.150% due 06/15/2021		3,830	3,842

Vale Overseas Ltd.
3.750% due 07/08/2030		8,500	8,888
6.250% due 08/10/2026		14,500	17,272
6.875% due 11/21/2036		4,996	6,651
6.875% due 11/10/2039		3,600	4,815

Valero Energy Corp.
4.350% due 06/01/2028		5,584	6,167

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		500	506

Virgin Australia Holdings Ltd.
8.125% due 11/15/2024 ^(c)		2,800	259

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	5,800	8,030
5.250% due 05/15/2029		1,000	1,477

Vmed O2 UK Financing PLC
4.250% due 01/31/2031		$19,700	19,200

VMware, Inc.
2.950% due 08/21/2022		8,500	8,768
3.900% due 08/21/2027		16,145	17,637
4.500% due 05/15/2025		12,042	13,443
4.650% due 05/15/2027		13,038	14,798
4.700% due 05/15/2030		24,482	28,262

Volkswagen Group of America Finance LLC
1.051% (US0003M + 0.860%) due 09/24/2021 ~		3,200	3,212
1.141% (US0003M + 0.940%) due 11/12/2021 ~		7,700	7,740
3.350% due 05/13/2025		16,100	17,300

Walt Disney Co.
2.200% due 01/13/2028		2,500	2,558
2.650% due 01/13/2031		33,200	33,932
3.500% due 05/13/2040		13,400	14,198

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024		2,600	2,747

Western Digital Corp.
4.750% due 02/15/2026 (l)		7,600	8,388

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		27,733	31,637

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Weyerhaeuser Co.
7.350% due 07/01/2026	$2,000	$2,490
9.000% due 10/01/2021	1,500	1,561

Williams Cos., Inc.
4.850% due 03/01/2048	6,000	6,672

Woodside Finance Ltd.
3.650% due 03/05/2025	9,700	10,255
3.700% due 09/15/2026	11,375	12,146
3.700% due 03/15/2028	6,100	6,339
4.500% due 03/04/2029	10,000	10,918

WRKCo, Inc.
3.900% due 06/01/2028	3,700	4,074

Wynn Macau Ltd.
4.875% due 10/01/2024	20,050	20,378
5.125% due 12/15/2029	4,800	4,929
5.500% due 01/15/2026	11,500	12,017
5.500% due 10/01/2027	51,520	53,903
5.625% due 08/26/2028	5,700	5,969

Yara International ASA
4.750% due 06/01/2028	16,500	18,817

Yellowstone Energy LP
5.750% due 12/31/2026 «	2,868	3,176

Yingde Gases Investment Ltd.
6.250% due 01/19/2023	1,100	1,138

Zayo Group Holdings, Inc.
6.125% due 03/01/2028	5,100	5,243

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	11,422	12,382
3.550% due 03/20/2030	5,900	6,315
3.700% due 03/19/2023	1,000	1,058

Zoetis, Inc.
3.250% due 02/01/2023	80	83

		5,387,343

UTILITIES 7.8%

AEP Texas, Inc.
2.100% due 07/01/2030	8,200	7,905

AES Corp.
3.300% due 07/15/2025	10,200	10,837
3.950% due 07/15/2030	10,200	10,924

American Transmission Systems, Inc.
5.250% due 01/15/2022	4,275	4,410

Arizona Public Service Co.
2.650% due 09/15/2050	8,900	7,737
3.350% due 05/15/2050	3,750	3,726

AT&T, Inc.
1.084% (US0003M + 0.890%) due 02/15/2023 ~	3,925	3,962
2.550% due 12/01/2033	2,306	2,192
2.750% due 06/01/2031	36,700	36,601
3.500% due 06/01/2041	65,000	64,257

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	39

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 09/15/2053	$2,167	$2,006
3.550% due 09/15/2055	23,160	21,234
3.650% due 06/01/2051	47,750	46,267
3.650% due 09/15/2059	38,575	35,330
3.800% due 12/01/2057	6,670	6,358
3.850% due 06/01/2060	33,750	32,336
4.300% due 02/15/2030	29,979	33,774

Azure Power Energy Ltd.
5.500% due 11/03/2022	3,219	3,292

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024	9,000	9,557

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049	1,850	2,173

Bharti Airtel International Netherlands BV
5.350% due 05/20/2024	1,500	1,659

Black Hills Corp.
2.500% due 06/15/2030	10,400	10,238
3.875% due 10/15/2049	5,500	5,546

Clearway Energy Operating LLC
3.750% due 02/15/2031	5,500	5,290

Cleco Corporate Holdings LLC
3.743% due 05/01/2026	12,005	13,048

Cleveland Electric Illuminating Co.
3.500% due 04/01/2028	4,200	4,300

Drax Finco PLC
6.625% due 11/01/2025	3,200	3,314

Duke Energy Carolinas LLC
2.450% due 08/15/2029	16,100	16,314
2.950% due 12/01/2026	160	173
3.200% due 08/15/2049	500	491
6.050% due 04/15/2038	1,227	1,665

Duke Energy Florida LLC
3.200% due 01/15/2027	1,100	1,191

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	6,800	8,281

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030	5,700	5,475
3.616% due 08/01/2027	15,400	16,678

Edison International
3.125% due 11/15/2022	3,500	3,619
5.750% due 06/15/2027	11,400	13,316

Electricite de France S.A.
4.875% due 01/22/2044	500	592

Emera U.S. Finance LP
4.750% due 06/15/2046	15,000	16,772

Enel Finance International NV
2.875% due 05/25/2022	10,000	10,258
3.625% due 05/25/2027	14,262	15,449
4.250% due 09/14/2023	2,500	2,707

Entergy Corp.
1.900% due 06/15/2028	5,900	5,772
2.400% due 06/15/2031	3,800	3,680

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.800% due 06/15/2030		$2,400	$2,421
3.750% due 06/15/2050		1,000	1,006

Evergy Metro, Inc.
2.250% due 06/01/2030		1,800	1,780

Exelon Corp.
4.050% due 04/15/2030		7,300	8,140

Exelon Generation Co. LLC
5.750% due 10/01/2041		2,579	2,869
6.250% due 10/01/2039		990	1,152

FirstEnergy Corp.
2.250% due 09/01/2030		5,550	5,154
4.400% due 07/15/2027		11,205	12,058
4.750% due 03/15/2023		1,000	1,054

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		17,000	17,688
6.000% due 11/27/2023		17,900	19,731

Gazprom OAO Via Gaz Capital S.A.
4.250% due 04/06/2024	GBP	5,600	8,223
5.150% due 02/11/2026		$5,900	6,472

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	18,800	21,776
2.950% due 01/27/2029		$18,600	17,703
3.000% due 06/29/2027		5,100	5,034
3.250% due 02/25/2030		21,600	20,702

Georgia Power Co.
2.650% due 09/15/2029		9,800	10,017
3.250% due 03/15/2051		16,500	15,825
3.700% due 01/30/2050		4,200	4,326

Greenko Dutch BV
5.250% due 07/24/2024		4,100	4,258

Greenko Investment Co.
4.875% due 08/16/2023		4,000	4,069

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		24,300	26,044

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		8,150	8,817

ITC Holdings Corp.
2.950% due 05/14/2030		1,800	1,838

Jersey Central Power & Light Co.
4.300% due 01/15/2026		19,250	21,063

Metropolitan Edison Co.
3.500% due 03/15/2023		1,500	1,554

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028		2,500	2,712

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022		7,400	7,508
3.900% due 04/01/2024		39,000	40,294
4.625% due 04/01/2029		3,155	3,203

Mississippi Power Co.
3.950% due 03/30/2028		14,300	15,781

Narragansett Electric Co.
3.395% due 04/09/2030		3,100	3,304

40	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NextEra Energy Capital Holdings, Inc.
4.800% due 12/01/2077 •	$4,300	$4,655
5.650% due 05/01/2079 •	5,000	5,715

NGPL PipeCo LLC
4.875% due 08/15/2027	8,570	9,585

NiSource, Inc.
3.490% due 05/15/2027	25	27

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	16,482	17,345

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	155	154

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	2,976	1,183

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	3,497	3,435

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	16,618	3,282

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (b)	7,500	7,931

ONEOK, Inc.
2.750% due 09/01/2024	8,300	8,716
4.550% due 07/15/2028	26,835	29,565
4.950% due 07/13/2047	9,972	10,462
5.200% due 07/15/2048	3,985	4,366
6.000% due 06/15/2035	700	826
6.350% due 01/15/2031	8,600	10,818

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~	12,500	12,525
1.750% due 06/16/2022	1,500	1,502
2.500% due 02/01/2031	7,500	7,082
2.950% due 03/01/2026	3,900	4,023
3.150% due 01/01/2026	14,901	15,535
3.300% due 03/15/2027	5,300	5,532
3.300% due 12/01/2027	23,216	24,280
3.300% due 08/01/2040	2,700	2,452
3.400% due 08/15/2024	200	212
3.450% due 07/01/2025	19,655	20,816
3.500% due 06/15/2025	5,800	6,155
3.500% due 08/01/2050	13,050	11,364
3.750% due 07/01/2028	15,079	15,999
3.750% due 08/15/2042	2,600	2,391
3.850% due 11/15/2023	745	791
4.250% due 08/01/2023	1,600	1,708
4.250% due 03/15/2046	2,100	2,018
4.500% due 07/01/2040	2,900	2,948
4.500% due 12/15/2041	4,300	4,181
4.550% due 07/01/2030	7,800	8,466
4.600% due 06/15/2043	4,900	4,961
4.650% due 08/01/2028	17,000	18,741
4.750% due 02/15/2044	5,700	5,851

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Electric Co.
3.600% due 06/01/2029	$1,020	$1,073
4.150% due 04/15/2025	2,600	2,772
6.150% due 10/01/2038	1,600	1,977

Petrobras Global Finance BV
5.093% due 01/15/2030	12,900	13,424
5.600% due 01/03/2031	17,100	18,052
5.999% due 01/27/2028	5,000	5,500
6.750% due 01/27/2041	2,500	2,780

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050	4,300	4,192
3.640% due 11/01/2046	1,500	1,528

Plains All American Pipeline LP
2.850% due 01/31/2023	5,402	5,537

PT Perusahaan Listrik Negara
3.000% due 06/30/2030	1,200	1,184

Puget Energy, Inc.
4.100% due 06/15/2030	12,300	13,355

ReNew Power Synthetic
6.670% due 03/12/2024	11,100	11,672

Rio Oil Finance Trust
8.200% due 04/06/2028	17,460	19,948
9.750% due 01/06/2027	9,990	11,714

San Diego Gas & Electric Co.
1.700% due 10/01/2030	13,900	13,076
4.100% due 06/15/2049	9,500	10,713

Sempra Energy
3.400% due 02/01/2028	2,840	3,048

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023	900	944

Southern California Edison Co.
1.200% due 02/01/2026	7,200	7,104
2.850% due 08/01/2029	8,000	8,137
2.950% due 02/01/2051	12,000	10,555
3.650% due 02/01/2050	2,000	1,982
3.700% due 08/01/2025	8,800	9,618
3.900% due 12/01/2041	1,100	1,101
3.900% due 03/15/2043	6,100	6,282
4.000% due 04/01/2047	15,600	16,096
4.650% due 10/01/2043	600	682
4.875% due 03/01/2049	8,468	9,854
6.650% due 04/01/2029	8,039	9,795

Southern California Gas Co.
2.550% due 02/01/2030	2,200	2,214

Southern Co. Gas Capital Corp.
1.750% due 01/15/2031	12,000	11,064
3.250% due 06/15/2026	5,475	5,916
3.875% due 11/15/2025	2,300	2,544
4.400% due 05/30/2047	5,154	5,718

Sprint Corp.
7.125% due 06/15/2024	600	692
7.250% due 09/15/2021	9,881	10,141
7.875% due 09/15/2023	3,700	4,234

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	41

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Grid Overseas Investment Ltd.
1.625% due 08/05/2030	$5,600	$5,154

Systems Energy Resources, Inc.
2.140% due 12/09/2025	13,800	13,485

Targa Resources Partners LP
5.500% due 03/01/2030	5,200	5,465

Transcanada Trust
5.300% due 03/15/2077 •	22,550	23,594

Transocean Proteus Ltd.
6.250% due 12/01/2024	600	572

Verizon Communications, Inc.
0.750% due 03/22/2024	2,600	2,604
0.800% (SOFRRATE + 0.790%) due 03/20/2026 ~	17,100	17,212
2.100% due 03/22/2028	5,300	5,326

Vistra Operations Co. LLC
3.550% due 07/15/2024	4,575	4,790

WEC Energy Group, Inc.
1.800% due 10/15/2030	2,700	2,522

		1,478,822

Total Corporate Bonds & Notes (Cost $12,032,185)		12,469,838

MUNICIPAL BONDS & NOTES 0.1%

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	1,700	1,707
2.154% due 07/01/2030	14,800	14,800

Total Municipal Bonds & Notes (Cost $16,500)		16,507

U.S. GOVERNMENT AGENCIES 6.5%

Fannie Mae, TBA
3.000% due 06/01/2051	149,880	156,063

Freddie Mac
6.157% due 11/25/2055 «~	3,388	2,078
9.109% due 03/25/2029 •	497	531

Ginnie Mae, TBA
2.000% due 05/01/2051	18,000	18,146
2.500% due 05/01/2051	18,000	18,538

Uniform Mortgage-Backed Security
3.000% due 01/01/2045	220	232
3.500% due 07/01/2046	2,516	2,695
4.000% due 09/01/2048 - 08/01/2049	708	761

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2051 - 05/01/2051	110,000	114,606

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 04/01/2051 - 05/01/2051	$550,000	$581,130
4.000% due 04/01/2051	320,800	344,208

Total U.S. Government Agencies (Cost $1,242,133)		1,238,988

U.S. TREASURY OBLIGATIONS 21.6%

U.S. Treasury Bonds
1.250% due 05/15/2050	57,406	43,339
1.375% due 11/15/2040 (l)	312,980	266,326
1.375% due 08/15/2050 (l)	128,612	100,398
1.625% due 11/15/2050 (l)	25,804	21,510
1.875% due 02/15/2041	282,700	263,309
2.000% due 02/15/2050	195,800	179,130
2.250% due 08/15/2049	56,544	54,699
2.375% due 11/15/2049	163,160	162,163
2.500% due 02/15/2045	41,640	42,526
2.500% due 02/15/2046	89,225	90,978
2.500% due 05/15/2046	93,508	95,331
2.875% due 08/15/2045	27,317	29,839
2.875% due 05/15/2049	260,686	286,373
3.000% due 05/15/2042	2,650	2,961
3.000% due 02/15/2049	237,819	267,272
3.125% due 02/15/2042	74,170	84,571
3.125% due 08/15/2044	70,025	79,716
3.375% due 05/15/2044	151,284	179,159

U.S. Treasury Inflation Protected Securities (g)
0.375% due 01/15/2027	18	20

U.S. Treasury Notes
0.375% due 03/31/2022 (n)(p)	98,100	98,401
0.375% due 01/31/2026	147,600	143,956
0.625% due 05/15/2030	18,080	16,457
0.625% due 08/15/2030	84,220	76,338
0.750% due 01/31/2028 (l)(n)(p)	44,000	42,192
0.875% due 11/15/2030 (l)	415,500	384,338
1.125% due 02/15/2031 (l)	209,900	198,339
1.500% due 02/15/2030	330,448	326,459
1.625% due 11/30/2026 (l)(n)(p)	50,000	51,433
2.875% due 05/15/2028 (n)	117,968	129,707
2.875% due 08/15/2028	103,266	113,611
3.125% due 11/15/2028 (l)(n)(p)	231,454	258,898

Total U.S. Treasury Obligations (Cost $4,180,840)		4,089,749

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%

American Home Mortgage Assets Trust
1.199% due 10/25/2046 •	1,969	1,633

American Home Mortgage Investment Trust
1.951% due 11/25/2045 ^•	694	442

42	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Alternative Loan Trust
5.750% due 11/25/2035 ^	$498	$497

Banc of America Funding Trust
0.239% due 01/25/2037 •	7,702	6,938
0.491% due 10/20/2036 •	1,582	1,330
0.509% due 05/25/2037 ^•	420	386
0.671% due 06/20/2047 •	1,150	1,065
3.369% due 06/20/2037 ~	4,680	4,596
5.750% due 01/25/2037	3,476	3,366
6.000% due 03/25/2037	1,611	1,454
45.402% due 07/25/2047 ^•	856	1,586

Banc of America Mortgage Trust
2.672% due 10/25/2035 ~	951	932

BCAP LLC Trust
0.329% due 05/25/2047 ^•	895	915
3.558% due 07/26/2036 ~	150	142
6.000% due 07/26/2037 ~	534	537

Bear Stearns Adjustable Rate Mortgage Trust
3.615% due 06/25/2047 ^~	2,588	2,592

Bear Stearns ALT-A Trust
0.429% due 08/25/2036 •	597	569
2.787% due 04/25/2035 ~	12,923	12,722
3.343% due 03/25/2036 ^~	219	191
3.453% due 08/25/2036 ^~	1,066	713

Chase Mortgage Finance Trust
6.000% due 06/25/2037	3,343	2,209

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
0.449% due 08/25/2037 •	440	403

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.882% due 01/25/2035 •	685	698

Citigroup Mortgage Loan Trust
3.227% due 03/25/2037 ^~	337	321
3.228% due 09/25/2059 þ	4,867	4,900

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	972	754

Countrywide Alternative Loan Trust
0.301% due 09/20/2046 •	1,936	1,751
0.319% due 04/25/2047 •	1,610	1,215
0.321% due 09/20/2046 •	2,197	1,818
0.429% due 07/25/2036 •	598	651
0.449% due 11/25/2036 •	12	16
0.459% due 05/25/2037 ^•	768	273
0.489% due 09/25/2046 ^•	2,116	2,050
1.609% due 08/25/2035 ^•	2,061	1,897
5.500% due 07/25/2035	1,443	1,375
5.500% due 01/25/2036	1,186	1,049
6.000% due 03/25/2036 ^	972	663
6.000% due 05/25/2036 ^	98	66
6.000% due 06/25/2037	1,692	1,213
6.500% due 12/25/2036 ^	398	265

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035	$8,919	$8,656

Credit Suisse Mortgage Capital Certificates
3.183% due 06/26/2037 ~	3,498	3,520
3.482% due 08/26/2058 ~	6,665	6,673
3.811% due 04/28/2037 ~	1,520	1,565

Credit Suisse Mortgage Capital Trust
3.007% due 10/27/2059 ~	6,123	6,182
3.048% due 12/26/2059 ~	2,049	2,064
3.306% due 05/27/2037 ~	3,917	2,916
3.322% due 10/25/2058 ~	1,237	1,248

DBUBS Mortgage Trust
4.537% due 07/10/2044	89	89

Deephaven Residential Mortgage Trust
5.269% due 06/25/2047 ~	3,000	3,121

GSR Mortgage Loan Trust
0.549% due 08/25/2046 •	21,155	7,600

HarborView Mortgage Loan Trust
0.315% due 12/19/2036 •	2,878	2,693
0.610% due 01/19/2036 •	2,248	1,630
3.812% due 06/19/2036 ^~	790	535

HSI Asset Loan Obligation Trust
6.000% due 09/25/2037 ^	137	131

IndyMac Mortgage Loan Trust
0.589% due 07/25/2035 •	8,859	8,634

JP Morgan Alternative Loan Trust
3.424% due 05/25/2037 ^~	1,051	981
6.310% due 08/25/2036 ^þ	1,643	1,605

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	173	172

Merrill Lynch Mortgage Investors Trust
3.868% due 05/25/2033 ~	5	5

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ^~	409	164

Morgan Stanley Re-REMIC Trust
5.500% due 01/26/2037 ~	19	20

Morgan Stanley Resecuritization Trust
0.670% due 12/26/2046 •	7,835	7,844

MortgageIT Mortgage Loan Trust
0.509% due 04/25/2036 •	5,341	4,295

New Century Alternative Mortgage Loan Trust
6.667% due 07/25/2036 ^þ	1,027	398

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	51,230	53,479
2.750% due 11/25/2059 ~	33,693	35,171
4.500% due 05/25/2058 ~	11,698	12,693

Residential Accredit Loans, Inc. Trust
0.469% due 05/25/2036 •	1,250	1,172
0.489% due 08/25/2036 ^•	969	957
0.529% due 04/25/2046 •	6,818	2,775
1.272% due 10/25/2037 ~	5,447	5,248
3.463% due 07/25/2035 ~	222	217

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	43

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.254% due 01/25/2036 ^~	$1,459	$1,312
4.361% due 09/25/2035 ^~	67	58

Structured Adjustable Rate Mortgage Loan Trust
0.409% due 08/25/2036 ^•	786	614
3.150% due 02/25/2036 ^~	140	127
3.261% due 05/25/2036 ^~	1,327	1,112

TBW Mortgage-Backed Trust
6.280% due 01/25/2037 þ	6,705	1,292

Wachovia Mortgage Loan Trust LLC
2.689% due 05/20/2036 ^~	353	365

WaMu Mortgage Pass-Through Certificates Trust
3.325% due 07/25/2037 ^~	430	430

Washington Mutual Mortgage Pass-Through Certificates Trust
1.099% due 11/25/2046 ^•	1,224	1,057
6.000% due 07/25/2036	246	212

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	149	149

Total Non-Agency Mortgage-Backed Securities (Cost $245,818)		257,374

ASSET-BACKED SECURITIES 2.3%

Aames Mortgage Investment Trust
1.309% due 06/25/2035 •	2,299	2,306

AASET Trust
3.967% due 05/16/2042	2,669	2,678

Accredited Mortgage Loan Trust
0.369% due 09/25/2036 •	2,812	2,766

ACE Securities Corp. Home Equity Loan Trust
0.269% due 08/25/2036 ^•	1,655	554
0.309% due 12/25/2036 •	5,470	2,107
1.054% due 05/25/2035 •	5,500	5,321

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ	3,360	2,715

Argent Securities Trust
0.219% due 09/25/2036 •	1,841	810
0.649% due 05/25/2036 •	1,441	562
0.669% due 04/25/2036 •	6,899	3,150

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.869% due 02/25/2036 •	2,719	2,484

Asset-Backed Funding Certificates Trust
0.239% due 01/25/2037 •	4,609	3,622

Asset-Backed Securities Corp. Home Equity Loan Trust
1.984% due 09/25/2034 •	1,194	1,233

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	1,824	1,834

Bear Stearns Asset-Backed Securities Trust
0.339% due 11/25/2036 •	6,743	5,823
0.459% due 12/25/2035 ^•	333	207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.109% due 08/25/2035 •	$138	$105

Blackbird Capital Aircraft Lease Securitization Ltd.
4.213% due 12/16/2041 þ	4,438	4,476

Carrington Mortgage Loan Trust
0.359% due 10/25/2036 •	2,826	2,491

CIT Mortgage Loan Trust
1.609% due 10/25/2037 •	3,500	3,569

Citigroup Mortgage Loan Trust
0.309% due 01/25/2037 •	11,146	6,360
0.629% due 03/25/2036 •	1,640	1,588

Countrywide Asset-Backed Certificates
0.249% due 07/25/2037 ^•	1,586	1,548
0.329% due 09/25/2047 ^•	525	504
0.339% due 05/25/2037 •	2,900	2,751
0.589% due 03/25/2036 •	1,536	1,484

Countrywide Asset-Backed Certificates Trust
0.849% due 08/25/2047 •	3,487	3,426

Credit-Based Asset Servicing & Securitization Trust
0.259% due 11/25/2036 •	1,348	812

ECAF Ltd.
3.473% due 06/15/2040	372	364
4.947% due 06/15/2040	5,885	5,552

Ellington Loan Acquisition Trust
1.209% due 05/25/2037 •	4,886	4,895

Fremont Home Loan Trust
0.259% due 01/25/2037 •	1,663	947
0.449% due 02/25/2037 •	2,060	1,051

GSAA Home Equity Trust
0.409% due 07/25/2036 •	55,370	20,481
0.429% due 05/25/2036 •	36,128	12,811
0.619% due 01/25/2036 •	15,900	14,899
3.088% due 03/25/2036 ~	1,489	862

GSAMP Trust
0.249% due 09/25/2036 •	80,152	38,442
0.269% due 01/25/2037 •	3,460	2,547
0.279% due 01/25/2037 •	13,522	13,215

Home Equity Loan Trust
0.449% due 04/25/2037 •	3,100	2,608

Home Equity Mortgage Loan Asset-Backed Trust
0.859% due 10/25/2035 •	4,238	4,196

JP Morgan Mortgage Acquisition Trust
0.409% due 07/25/2036 •	8,826	8,454
6.080% due 08/25/2036 þ	1,532	1,103

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	3,920	3,800

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	10,570	10,418

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ	5,588	5,643

Lehman XS Trust
0.469% due 06/25/2036 •	304	291

44	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
0.269% due 09/25/2036 •	$15,107	$6,066
0.349% due 09/25/2036 •	4,778	1,955
0.469% due 03/25/2046 •	6,371	5,429

MAPS Ltd.
4.212% due 05/15/2043	5,429	5,490

MASTR Asset-Backed Securities Trust
0.589% due 03/25/2036 •	3,023	2,456
0.829% due 12/25/2034 •	10,323	10,045
0.859% due 10/25/2035 ^•	1,340	1,320

MelTel Land Funding LLC
3.768% due 04/15/2049	2,864	3,024

Merrill Lynch Mortgage Investors Trust
0.369% due 03/25/2037 •	9,753	9,054
0.559% due 02/25/2047 •	6,090	4,407
0.859% due 09/25/2035 •	1,009	993
4.433% due 02/25/2037 ^þ	11,159	2,189

METAL LLC
4.581% due 10/15/2042	8,206	6,778

Morgan Stanley ABS Capital, Inc. Trust
0.249% due 10/25/2036 •	1,163	684
0.259% due 11/25/2036 •	1,737	1,284
0.259% due 12/25/2036 •	836	544
0.259% due 02/25/2037 •	4,470	2,821
0.289% due 02/25/2037 •	12,523	5,371
0.309% due 02/25/2037 •	586	372
0.329% due 10/25/2036 •	1,271	755
0.339% due 02/25/2037 •	4,772	2,063
0.359% due 08/25/2036 •	7,039	4,609
0.729% due 12/25/2035 •	638	632
1.359% due 07/25/2037 •	2,100	2,035

Morgan Stanley Home Equity Loan Trust
0.209% due 04/25/2037 •	269	178
0.459% due 04/25/2037 •	1,282	873
1.054% due 05/25/2035 •	968	969

New Century Home Equity Loan Trust
0.269% due 08/25/2036 •	12,357	12,218
0.579% due 02/25/2036 •	6,100	5,364

NovaStar Mortgage Funding Trust
0.259% due 03/25/2037 •	1,250	589
0.319% due 01/25/2037 •	4,862	2,188
0.609% due 10/25/2036 •	1,289	1,034

Option One Mortgage Loan Trust
0.249% due 01/25/2037 •	4,830	3,410

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.844% due 08/25/2035 •	4,855	4,837

Popular ABS Mortgage Pass-Through Trust
1.159% due 11/25/2035 •	472	450

RBSSP Resecuritization Trust
0.290% due 11/26/2036 •	746	740

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ	11,676	6,734

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Mortgage Products Trust
0.569% due 12/25/2035 •		$9,019	$8,116

RR 7 Ltd.
1.591% due 01/15/2033 •		15,500	15,561

S-Jets Ltd.
3.967% due 08/15/2042		9,862	9,690

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		7,414	7,390

Securitized Asset-Backed Receivables LLC Trust
0.609% due 03/25/2036 •		1,456	1,132

Specialty Underwriting & Residential Finance Trust
0.388% due 04/25/2037 •		1,044	827
0.418% due 06/25/2037 •		605	447
4.062% due 02/25/2037 ^þ		1,716	927

Sprite Ltd.
4.250% due 12/15/2037		5,972	6,045

START Ireland
4.089% due 03/15/2044		2,653	2,670

Structured Asset Investment Loan Trust
0.259% due 09/25/2036 •		494	484
0.429% due 05/25/2036 •		202	199

Structured Asset Securities Corp. Mortgage Loan Trust
0.609% due 11/25/2037 •		8,000	7,266

Thunderbolt Aircraft Lease Ltd.
4.212% due 05/17/2032 þ		2,301	2,338

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		2,085	2,105
2.750% due 06/25/2057 ~		9,028	9,323

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		17,600	17,661

Total Asset-Backed Securities (Cost $431,118)			432,006

SOVEREIGN ISSUES 2.5%

Argentina Government International Bond
0.125% due 07/09/2041 þ		9,535	3,298
0.125% due 07/09/2046 þ		1,610	498
1.000% due 07/09/2029		233	84
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	5,650	37

Australia Government International Bond
1.000% due 11/21/2031	AUD	43,650	30,452

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		$12,600	13,530

Export-Import Bank of India
1.213% (US0003M + 1.020%) due 03/28/2022 ~(j)		10,600	10,642

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	45

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 01/15/2030		$6,000	$5,976

Indonesia Government International Bond
2.875% due 07/08/2021	EUR	1,600	1,889
4.200% due 10/15/2050		$4,000	4,393

Israel Government International Bond
3.800% due 05/13/2060		1,800	1,934

Italy Government International Bond
6.875% due 09/27/2023		8,500	9,771

Kuwait International Government Bond
3.500% due 03/20/2027		24,700	27,307

Mexico Government International Bond
3.771% due 05/24/2061		3,350	2,973

Peru Government International Bond
5.350% due 08/12/2040	PEN	17,300	4,192
5.400% due 08/12/2034		24,500	6,387
5.940% due 02/12/2029		74,243	22,519
6.350% due 08/12/2028		182,600	56,957
6.950% due 08/12/2031		24,300	7,528
8.200% due 08/12/2026		344,800	120,456

Province of Ontario
2.400% due 02/08/2022		$95	97

Qatar Government International Bond
2.375% due 06/02/2021		1,800	1,807
3.750% due 04/16/2030		15,000	16,800
3.875% due 04/23/2023		19,100	20,383
4.400% due 04/16/2050		5,300	6,164

Saudi Government International Bond
2.250% due 02/02/2033		19,600	18,489
2.375% due 10/26/2021		14,700	14,863
2.875% due 03/04/2023		4,200	4,371
4.000% due 04/17/2025		6,500	7,166

Slovenia Government International Bond
5.250% due 02/18/2024		1,550	1,755

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	687,400	53,049

Ukraine Government International Bond
7.750% due 09/01/2021		$300	306
7.750% due 09/01/2022		7,200	7,602

Total Sovereign Issues (Cost $489,663)			483,675

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (d)		441,790	1

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)		7,056	2

			3

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(j)	48,126	$265

MATERIALS 0.0%

Petra Diamonds Ltd. (d)	52,107,506	1,049

Total Common Stocks (Cost $12,612)		1,317

WARRANTS 0.0%

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024	11,865	4

Total Warrants (Cost $31)		4

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%	7,750	10,985

Total Convertible Preferred Securities (Cost $5,523)		10,985

PREFERRED SECURITIES 5.4%

BANKING & FINANCE 4.0%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(h)	30,000	3,278

Banco Bilbao Vizcaya Argentaria S.A.
6.000% due 01/15/2026 •(h)(i)	4,600,000	6,059
8.875% due 04/14/2021 •(h)(i)	1,200,000	1,411

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)	12,600,000	15,099

Bank of America Corp.
5.125% due 06/20/2024 •(h)	14,100,000	14,990
5.875% due 03/15/2028 •(h)	71,384,000	77,946
6.250% due 09/05/2024 •(h)	5,200,000	5,757

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(h)	4,600,000	4,995

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(h)	8,000,000	7,464

CaixaBank S.A.
5.250% due 03/23/2026 •(h)(i)	4,600,000	5,701

Capital Farm Credit ACA
5.000% due 03/15/2026 •(h)	35,500,000	36,387

Charles Schwab Corp.
4.000% due 12/01/2030 •(h)	40,700,000	40,059
5.000% due 12/01/2027 •(h)	7,950,000	8,244

46	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

	SHARES	MARKET VALUE (000S)
5.375% due 06/01/2025 •(h)	16,400,000	$18,158

Citigroup, Inc.
3.875% due 02/18/2026 •(h)	33,200,000	33,128
4.000% due 12/10/2025 •(h)	18,900,000	19,132
4.700% due 01/30/2025 •(h)	14,000,000	14,124
5.000% due 09/12/2024 •(h)	52,800,000	54,532
6.300% due 05/15/2024 •(h)	11,800,000	12,565

Citizens Financial Group, Inc.
5.650% due 10/06/2025 •(h)	18,950,000	20,979

CoBank ACB
6.200% (US0003M + 3.744%) due 01/01/2025 ~(h)	106,000	11,501
6.250% (US0003M + 4.557%) due 10/01/2022 ~(h)	25,000	2,631
6.250% due 10/01/2026 •(h)	9,300,000	10,091

Depository Trust & Clearing Corp.
3.351% due 06/15/2021 ~(h)	7,000,000	6,878

Discover Financial Services
6.125% due 06/23/2025 •(h)	20,000,000	22,275

Encina Private Credit LLC «	3,793	0

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(h)	3,000,000	3,251

Goldman Sachs Group, Inc.
4.950% due 02/10/2025 •(h)	4,500,000	4,771

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(h)	19,409,000	19,419
4.000% due 04/01/2025 •(h)(l)	52,600,000	52,120
4.600% due 02/01/2025 •(h)	21,800,000	22,072
5.000% due 08/01/2024 •(h)	52,120,000	53,920
5.150% due 05/01/2023 •(h)	9,506,000	9,837
6.100% due 10/01/2024 •(h)	2,600,000	2,805

MetLife Capital Trust
7.875% due 12/15/2067	2,000,000	2,785

Morgan Stanley
5.300% due 12/15/2025 •(h)	10,280,000	10,588
5.875% due 09/15/2026 •(h)	9,700,000	10,937

Nationwide Building Society
10.250% ~	156,400	39,872

Progressive Corp.
5.375% due 03/15/2023 •(h)	5,500,000	5,735

SBL Holdings, Inc.
7.000% due 05/13/2025 •(h)	3,550,000	3,426

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	14,969,500	22,791

Truist Financial Corp.
5.100% due 03/01/2030 •(h)	8,600,000	9,398

U.S. Bancorp
4.000% due 04/15/2026 (h)	52,300	1,298
5.300% due 04/15/2027 •(h)	5,500,000	6,046

	SHARES	MARKET VALUE (000S)

Wells Fargo & Co.
3.900% due 03/15/2026 •(h)	32,500,000	$32,842

		767,297

INDUSTRIALS 0.4%

Energy Transfer Operating LP
6.750% due 05/15/2025 •(h)	16,500,000	15,819
7.600% (US0003M + 5.161%) due 05/15/2024 ~(h)	1,367,000	32,685

General Electric Co.
3.514% due 06/15/2021 ~(h)	31,700,000	29,996

Land O’ Lakes, Inc.
7.000% due 09/18/2028 (h)	4,600,000	4,634

		83,134

UTILITIES 1.0%

AT&T Mobility LLC
7.000% due 10/20/2022 «(h)(j)	6,388,322	170,313

Dominion Energy, Inc.
4.650% due 12/15/2024 •(h)	5,100,000	5,382

Sempra Energy
4.875% due 10/15/2025 •(h)	7,300,000	7,829

		183,524

Total Preferred Securities (Cost $999,101)		1,033,955

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

Welltower, Inc.	74,398	5,329

Total Real Estate Investment Trusts (Cost $4,200)		5,329

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (k) 0.1%
		13,035

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	47

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
17.917% due 06/30/2021 - 09/13/2021 (e)(f)	ARS	330,471	$2,333

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.038% due 07/06/2021 (e)(f)(p)		$1,149	1,149

Total Short-Term Instruments (Cost $16,500)			16,517

Total Investments in Securities (Cost $20,242,206)			20,619,171

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

COMMON STOCKS 0.0%

AFFILIATED INVESTMENTS 0.0%

Stearns Holdings LLC ‘B’ «(j)		889,838	3,951

Total Common Stocks (Cost $4,198)			3,951

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	30,275	$298

Total Short-Term Instruments (Cost $298)		298

Total Investments in Affiliates (Cost $4,496)		4,249

Total Investments 108.8% (Cost $20,246,702)		$20,623,420

Financial Derivative Instruments (m)(o) 0.2% (Cost or Premiums, net $107,599)		30,724

Other Assets and Liabilities, net (9.0)%		(1,700,057)

Net Assets 100.0%		$18,954,087

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.

48	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$171,483	$170,313	0.90%
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	9,892	10,018	0.05
Deutsche Bank AG 1.447% due 04/01/2025	03/30/2021	4,500	4,502	0.02
Deutsche Bank AG 2.129% due 11/24/2026	11/17/2020	30,800	30,898	0.16
Deutsche Bank AG 3.729% due 01/14/2032	01/11/2021 - 01/21/2021	14,630	14,174	0.07
Export-Import Bank of India 1.213% due 03/28/2022	12/19/2019	10,561	10,642	0.06
Morgan Stanley 7.500% due 04/02/2032	02/11/2020	13,533	12,639	0.07
Oracle Corp. 2.875% due 03/25/2031	03/22/2021	6,889	7,030	0.04
Oracle Corp. 4.100% due 03/25/2061	03/24/2021 - 03/26/2021	6,843	6,844	0.04
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	6,000	7,291	0.04
Stearns Holdings LLC ‘B’	03/15/2021	4,197	3,951	0.02
Westmoreland Mining Holdings LLC	12/08/2014	1,405	265	0.00

		$280,733	$278,567	1.47%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$13,035	U.S. Treasury Notes 0.125% due 02/28/2023	$(13,296)	$13,035	$13,035

Total Repurchase Agreements						$(13,296)	$13,035	$13,035

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BRC	0.000%	11/17/2020	06/19/2022		$(433)	$(433)
	0.100	06/22/2020	TBD	(2)	(10,497)	(10,505)
	0.150	11/09/2020	TBD	(2)	(17,808)	(17,818)
JPS	0.025	02/19/2021	04/15/2021		(959)	(959)
	0.050	02/19/2021	04/15/2021		(3,482)	(3,483)
NOM	0.100	11/27/2020	04/21/2022		(526)	(526)
TDM	(0.050)	03/23/2021	TBD	(2)	(3,241)	(3,241)

Total Reverse Repurchase Agreements						$(36,965)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	49

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BCY	(0.450)%	03/31/2021	04/01/2021	$(186,112)	$(186,110)
	(0.020)	03/22/2021	04/05/2021	(499)	(499)
BOS	(0.070)	03/29/2021	04/01/2021	(318,994)	(318,991)
TDL	0.090	02/23/2021	04/23/2021	(7,104)	(7,105)

Total Sale-Buyback Transactions					$(512,705)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$0	$0	$0	$2,251	$2,251
BRC	0	(28,756)	0	(28,756)	31,418	2,662
FICC	13,035	0	0	13,035	(13,296)	(261)
JPS	0	(4,442)	0	(4,442)	4,982	540
NOM	0	(526)	0	(526)	337	(189)
TDM	0	(3,241)	0	(3,241)	3,299	58

Master Securities Forward Transaction Agreement
BCY	0	0	(186,609)	(186,609)	186,083	(526)
BOS	0	0	(318,991)	(318,991)	315,333	(3,658)
TDL	0	0	(7,105)	(7,105)	7,014	(91)

Total Borrowings and Other Financing Transactions	$13,035	$(36,965)	$(512,705)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,442)	$0	$(23,734)	$(28,176)
Preferred Securities	0	0	0	(8,789)	(8,789)

Total	$0	$(4,442)	$0	$(32,523)	$(36,965)

Sale-Buyback Transactions
U.S. Treasury Obligations	(505,101)	(7,604)	0	0	(512,705)

Total	$(505,101)	$(7,604)	$0	$0	$(512,705)

Total Borrowings	$(505,101)	$(12,046)	$0	$(32,523)	$(549,670)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(549,670)

50	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

(l)	Securities with an aggregate market value of $551,531 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(874,196) at a weighted average interest rate of 0.285%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar April 2021 Futures	$98.500	04/16/2021	193	$483	$(42)	$(62)
Call - CME 90-Day Eurodollar April 2021 Futures	99.000	04/16/2021	193	483	(20)	(1)

Total Written Options					$(62)	$(63)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	535	$70,052	$(1,906)	$0	$(134)

Total Futures Contracts				$(1,906)	$0	$(134)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Exelon Corp.	(1.000)%	Quarterly	06/20/2025	0.284%	$4,400	$(154)	$20	$(134)	$0	$(2)
Newell Brands, Inc.	(1.000)	Quarterly	06/20/2023	0.416	10,100	(116)	(18)	(134)	0	0
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	0.830	17,700	(80)	(21)	(101)	0	(17)

						$(350)	$(19)	$(369)	$0	$(19)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	51

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.669%		$6,100	$1,207	$27	$1,234	$16	$0
Airbus Group Finance BV	1.000	Quarterly	12/20/2025	0.664	EUR	2,800	64	(11)	53	0	(1)
Anadarko Petroleum Corp.	1.000	Quarterly	06/20/2021	1.584		$7,000	(42)	35	(7)	0	(2)
Anadarko Petroleum Corp.	1.000	Quarterly	12/20/2021	1.655		10,600	(146)	99	(47)	0	(11)
Anadarko Petroleum Corp.	1.000	Quarterly	06/20/2022	1.685		11,700	(326)	232	(94)	16	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.500		45,000	745	100	845	9	0
Atlantia SPA	1.000	Quarterly	12/20/2025	1.650	EUR	5,800	(262)	62	(200)	14	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.082		$28,750	271	(70)	201	0	(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.120		36,650	499	(91)	408	0	(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.148		22,400	395	(57)	338	0	(3)
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.163		19,400	413	(44)	369	0	(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2024	0.195		10,000	264	(21)	243	1	0
Boeing Co.	1.000	Quarterly	12/20/2021	0.393		20,400	36	60	96	1	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.607		18,400	(1)	131	130	0	(6)
Bombardier, Inc.	5.000	Quarterly	12/20/2021	2.304		7,500	(5)	161	156	0	(16)
BP Capital Markets PLC	1.000	Quarterly	12/20/2025	0.500	EUR	10,800	256	50	306	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.506		16,400	309	55	364	7	0
British Telecommunications PLC	1.000	Quarterly	12/20/2025	0.654		700	9	5	14	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	0.975		1,000	(10)	12	2	1	0
DISH DBS Corp.	5.000	Quarterly	12/20/2022	1.951		$8,500	534	(80)	454	0	(18)
DISH DBS Corp.	5.000	Quarterly	06/20/2023	2.267		400	27	(3)	24	0	0
Enbridge, Inc.	1.000	Quarterly	12/20/2021	0.282		10,000	64	(9)	55	0	(1)
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.274		7,600	85	(15)	70	0	(1)
Exelon Generation Co. LLC	1.000	Quarterly	12/20/2024	0.731		7,400	64	12	76	0	(8)
Ford Motor Co.	5.000	Quarterly	12/20/2021	1.281		1,800	67	(16)	51	1	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	1.803		3,200	254	(27)	227	2	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.945		2,000	181	(17)	164	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2021	0.991		10,300	218	(111)	107	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2021	1.061		900	34	(7)	27	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2022	1.311		1,100	60	(9)	51	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.684		2,400	231	(16)	215	1	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.463		9,100	109	27	136	1	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.511		7,200	77	38	115	4	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.611		23,900	190	160	350	3	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.245		12,200	51	(27)	24	0	0

52	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Goldman Sachs Group, Inc.	1.000%	Quarterly	12/20/2021	0.259%		$16,000	$115	$(24)	$91	$0	$0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2022	0.311		6,100	62	(8)	54	0	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.449		4,200	561	(35)	526	1	0
MetLife, Inc.	1.000	Quarterly	03/20/2022	0.138		2,800	31	(7)	24	0	(1)
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.148		22,400	295	(53)	242	0	(2)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.200		2,500	42	(7)	35	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2023	0.290		2,800	61	(6)	55	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.397		5,500	138	(13)	125	0	(1)
Morgan Stanley	1.000	Quarterly	06/20/2022	0.325		5,000	54	(11)	43	0	0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.414		19,500	487	(57)	430	0	(3)
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.256	EUR	34,500	(1,657)	78	(1,579)	49	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	2.415		29,700	(1,794)	41	(1,753)	30	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.683		4,400	(419)	35	(384)	9	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.198		$5,900	97	(13)	84	0	(1)
Simon Property Group LP	1.000	Quarterly	06/20/2022	0.318		6,900	59	1	60	2	0
Tesco PLC	1.000	Quarterly	12/20/2024	0.505	EUR	13,800	304	3	307	1	0
Tesco PLC	1.000	Quarterly	12/20/2027	0.977		12,700	30	(3)	27	0	(6)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2022	0.322		$1,800	28	(6)	22	0	0
Vodafone Group PLC	1.000	Quarterly	06/20/2023	0.245	EUR	11,200	248	(20)	228	3	0
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.339		3,600	96	(3)	93	2	0

							$4,760	$527	$5,287	$176	$(86)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024		$1,128	$2	$(13)	$(11)	$0	$0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		4,784	443	1	444	14	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		500	47	(1)	46	2	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		100	8	1	9	1	0
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029		89,000	112	5	117	99	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		2,581,500	62,038	391	62,429	3,009	0
CDX.IG-35 10-Year Index	1.000	Quarterly	12/20/2030		19,900	143	(2)	141	27	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		1,922,300	42,346	3,135	45,481	2,404	0
CDX.IG-36 10-Year Index	1.000	Quarterly	06/20/2031		168,900	267	366	633	252	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	1,294,900	41,742	(1,112)	40,630	1,357	0

						$147,148	$2,771	$149,919	$7,165	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	53

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025	GBP	16,000	$464	$(308)	$156	$0	$(31)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.000	Annual	06/16/2026		44,700	9	(1,498)	(1,489)	0	(118)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	06/16/2031		156,800	(571)	12,461	11,890	837	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		42,600	(3,135)	10,253	7,118	557	0
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022	BRL	463,300	0	856	856	0	(30)
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022		125,300	(1)	235	234	0	(8)
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		250,000	0	457	457	0	(16)
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022		370,900	0	674	674	0	(24)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		412,600	0	754	754	0	(27)
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		308,400	0	561	561	0	(20)
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		200,000	0	356	356	0	(13)
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		327,600	63	(311)	(248)	21	0
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		547,600	0	(649)	(649)	35	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		4,677,100	64	(5,521)	(5,457)	300	0
Pay	1-Year BRL-CDI	3.360	Maturity	01/03/2022		1,802,900	951	(1,755)	(804)	115	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		1,763,000	(95)	(1,495)	(1,590)	113	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022	CAD	77,800	574	(74)	500	1	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		78,000	1,295	(1,063)	232	0	(23)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		30,200	462	(411)	51	0	(9)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		43,100	2,204	(2,218)	(14)	0	(43)
Pay	3-Month CNY-CNREPOFIX	2.650	Quarterly	07/15/2025	CNY	232,000	(212)	79	(133)	33	0
Pay	3-Month CNY-CNREPOFIX	2.620	Quarterly	07/16/2025		175,200	(191)	60	(131)	33	0
Pay	3-Month CNY-CNREPOFIX	2.611	Quarterly	08/04/2025		57,200	(65)	16	(49)	7	0
Pay	3-Month CNY-CNREPOFIX	2.605	Quarterly	08/07/2025		65,450	(77)	18	(59)	10	0
Pay	3-Month CNY-CNREPOFIX	2.625	Quarterly	08/07/2025		65,450	(69)	19	(50)	10	0
Pay	3-Month CNY-CNREPOFIX	2.633	Quarterly	08/10/2025		61,500	(60)	16	(44)	11	0
Pay	3-Month CNY-CNREPOFIX	2.650	Quarterly	08/21/2025		80,000	(69)	18	(51)	13	0
Pay	3-Month CNY-CNREPOFIX	2.588	Quarterly	12/16/2025		68,800	(101)	15	(86)	13	0
Pay	3-Month CNY-CNREPOFIX	2.605	Quarterly	12/16/2025		103,240	(138)	20	(118)	19	0
Pay	3-Month CNY-CNREPOFIX	2.671	Quarterly	12/16/2025		206,490	(179)	37	(142)	38	0
Pay	3-Month CNY-CNREPOFIX	2.790	Quarterly	03/17/2026		79,500	0	4	4	15	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		32,000	0	6	6	6	0
Pay	3-Month CNY-CNREPOFIX	2.828	Quarterly	03/17/2026		126,400	0	40	40	24	0
Pay	3-Month CNY-CNREPOFIX	2.848	Quarterly	03/17/2026		59,800	0	27	27	11	0
Pay	3-Month CNY-CNREPOFIX	2.873	Quarterly	03/17/2026		35,700	0	23	23	7	0
Pay	3-Month CNY-CNREPOFIX	2.883	Quarterly	03/17/2026		100,000	0	70	70	19	0
Pay	3-Month CNY-CNREPOFIX	2.895	Quarterly	03/17/2026		100,000	0	79	79	18	0
Pay(6)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		$447,800	(12,061)	(1,971)	(14,032)	0	(503)
Pay(6)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		430,900	(26,550)	(3,208)	(29,758)	0	(575)
Pay(6)	3-Month USD-LIBOR	1.800	Semi-Annual	10/01/2031		37,200	0	(415)	(415)	0	(56)
Pay	3-Month USD-LIBOR	2.120	Semi-Annual	03/24/2051		28,300	(209)	(394)	(603)	0	(93)
Pay	3-Month ZAR-JIBAR	5.025	Quarterly	12/04/2025	ZAR	2,750,500	343	(6,204)	(5,861)	0	(327)
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	12/17/2025		66,700	1	(184)	(183)	0	(8)
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026		172,100	0	(463)	(463)	0	(23)
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026		423,700	13	(1,171)	(1,158)	0	(57)
Pay	6-Month CLP-CHILIBOR	2.410	Semi-Annual	01/31/2025	CLP	803,900	42	(28)	14	0	(5)
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	105,000	20	4,189	4,209	186	0
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		11,400	(99)	1,962	1,863	16	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	4,724,400	(1,027)	279	(748)	53	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		4,094,400	(1,448)	345	(1,103)	60	0
Pay	28-Day MXN-TIIE	5.125	Lunar	03/24/2023	MXN	3,288,600	0	156	156	175	0
Pay	28-Day MXN-TIIE	5.180	Lunar	03/24/2023		1,567,000	0	156	156	83	0
Pay	28-Day MXN-TIIE	5.200	Lunar	03/24/2023		796,400	0	94	94	42	0
Pay	28-Day MXN-TIIE	5.400	Lunar	03/05/2026		4,085,500	(7)	(5,551)	(5,558)	413	0
Pay	UKRPI	3.530	Maturity	10/15/2031	GBP	38,600	2,980	(1,485)	1,495	0	(11)

							$(36,879)	$(2,042)	$(38,921)	$3,294	$(2,020)

Total Swap Agreements							$114,679	$1,237	$115,916	$10,635	$(2,125)

54	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$10,635	$10,635	$(63)	$(134)	$(2,125)	$(2,322)

(n)

Securities with an aggregate market value of $370,063 and cash of $16,350 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	55

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2021		BRL	337,166	$		59,623	$0	$(279)
	04/2021		GBP	140,018			198,230	5,201	0
	04/2021	$		59,180		BRL	337,166	722	0
	04/2021			8,693		PLN	32,711	0	(416)
	04/2021			3,933		RUB	301,016	41	0
	04/2021			133		TRY	1,054	0	(7)
	05/2021			59,545		BRL	337,166	254	0
	05/2021			3,798		RUB	284,085	0	(61)
	06/2021			2,284			172,427	0	(25)
	06/2021			188		TRY	1,489	0	(16)
	06/2021			99		ZAR	1,505	2	0
	06/2021		ZAR	87,743	$		5,619	0	(270)
BPS	04/2021	$		1,490		GBP	1,070	0	(15)
	04/2021			5,884		PLN	21,971	0	(324)
	04/2021			38		TRY	306	0	(1)
	05/2021			6,062		EUR	5,159	0	(8)
	06/2021		KRW	267,418	$		238	1	0
BRC	05/2021		CAD	2,183			1,723	0	(15)
	06/2021	$		75		TRY	587	0	(7)
	08/2021			42,143		MXN	873,419	18	0
CBK	04/2021		BRL	337,166	$		59,180	0	(722)
	04/2021		MXN	69,736			3,360	0	(49)
	04/2021		PEN	223,947			61,655	1,832	0
	04/2021	$		1,595		AUD	2,059	0	(31)
	04/2021			62,139		BRL	337,166	0	(2,237)
	04/2021			23,712		MXN	478,522	0	(322)
	04/2021			81,534		PEN	302,065	0	(844)
	04/2021			34		TRY	274	0	(1)
	05/2021		PEN	330,972	$		91,463	3,057	0
	05/2021	$		5,345		RUB	400,105	0	(81)
	06/2021		PEN	174,900	$		47,551	846	0
	06/2021	$		10,663		RUB	795,306	0	(244)
	06/2021		ZAR	45,686	$		3,033	0	(34)
	09/2021		PEN	188,345			50,783	514	0
	12/2021			26,092			6,981	20	0
FBF	04/2021	$		99		TRY	761	0	(6)
GLM	04/2021		MXN	71,289	$		3,432	0	(52)
	04/2021		PEN	190,792			52,899	1,933	0
	04/2021	$		29,333		AUD	38,456	0	(124)
	04/2021			2,728		PLN	10,184	0	(151)
	04/2021			12,325		RUB	929,600	16	(71)
	04/2021			67		TRY	511	0	(5)
	05/2021		AUD	38,456	$		29,337	123	0
	05/2021	$		21,293		COP	76,459,434	0	(429)
	05/2021			2,036		RUB	151,723	0	(41)
	05/2021		ZAR	45,200	$		3,025	0	(18)
	06/2021		CNH	2,030			308	0	0
	02/2022		ZAR	36,168			2,313	0	(40)
HUS	04/2021		AUD	40,515			31,507	733	0
	04/2021	$		1,144		EUR	974	0	(2)
	04/2021			9,905		PLN	37,051	0	(529)
	05/2021			5,375		GBP	3,897	0	(2)
	05/2021			7,503		RUB	561,469	0	(116)
	06/2021		HKD	2,872	$		370	0	0

56	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2021		SGD	174	$		129	$0	$0
	06/2021	$		2,589		RUB	192,591	0	(65)
	06/2021			1,474		ZAR	22,636	45	0
JPM	04/2021			631		MXN	13,005	5	0
	04/2021			220		TRY	1,784	1	(6)
	05/2021		GBP	39,823	$		54,908	1	0
	06/2021	$		711		CNY	4,629	0	(9)
	06/2021			247		TRY	1,979	0	(18)
	06/2021			288		ZAR	4,403	7	0
	06/2021		ZAR	210,200	$		13,586	0	(524)
MYI	04/2021		JPY	10,719,035			97,245	432	0
	04/2021		MXN	62,137			2,971	0	(66)
	05/2021		CAD	1,486			1,170	0	(13)
	05/2021	$		97,273		JPY	10,719,035	0	(433)
	06/2021		CNH	2,624	$		399	2	0
	06/2021	$		104		ZAR	1,564	1	0
SCX	04/2021		EUR	175,637	$		213,362	7,393	0
	04/2021	$		191,159		GBP	138,948	395	0
	04/2021			6,955		PLN	26,010	0	(373)
	04/2021			18		TRY	148	0	0
	05/2021		EUR	175,637	$		206,544	455	0
	05/2021		GBP	138,948			191,178	0	(395)
	06/2021	$		16,847		IDR	245,228,827	0	(179)
	06/2021			41,848		INR	3,121,157	325	0
	06/2021			73		TRY	576	0	(6)
	06/2021		ZAR	266,963	$		17,280	0	(639)
SOG	04/2021	$		101,461		JPY	10,719,035	0	(4,648)
TOR	04/2021			17		TRY	141	0	0
UAG	04/2021			4,240		RUB	323,007	23	0
	05/2021		CAD	1,860	$		1,467	0	(13)
	05/2021	$		2,092		RUB	156,238	0	(37)
	06/2021			5,260			393,297	0	(107)
	06/2021			57		TRY	444	0	(6)
	06/2021			101		ZAR	1,557	3	0

Total Forward Foreign Currency Contracts								$24,401	$(15,132)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	03/15/2023	39,720	$4,524	$8,812
JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	26,290	2,903	5,833
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800	09/29/2021	128,400	2,825	3,523

Total Purchased Options							$10,252	$18,168

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	57

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450%	04/21/2021	35,000	$(16)	$(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	31,400	(28)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	35,000	(42)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	68,000	(74)	(9)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	7,300	(6)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	33,700	(35)	(9)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	20,300	(28)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	20,300	(25)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	19,900	(21)	(8)
BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	9,200	(57)	(36)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	65,900	(40)	(9)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	31,100	(28)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	62,200	(55)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	34,000	(29)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	10,400	(12)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	30,500	(31)	(4)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	40,000	(24)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	40,000	(59)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	61,500	(75)	(5)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	43,700	(20)	(12)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	43,700	(44)	(13)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	62,900	(64)	(15)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	71,000	(77)	(15)
BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	80,200	(39)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	118,200	(190)	(10)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	156,800	(217)	(12)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	102,600	(114)	(29)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	34,700	(37)	(8)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	20,500	(29)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	23,600	(29)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	68,200	(73)	(28)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	16,500	(9)	(10)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	16,500	(22)	(14)
CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	12,000	(54)	(4)
DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	16,000	(11)	(2)
DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	13,200	(15)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	31,200	(30)	(7)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	15,700	(17)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	39,800	(45)	(3)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	36,600	(16)	(10)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	36,600	(38)	(10)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	18,200	(18)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	19,400	(29)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	18,500	(20)	(7)
FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	9,700	(38)	(21)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	30,000	(31)	(15)
GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	9,800	(42)	(29)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	35,500	(18)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	15,000	(16)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	65,500	(71)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	33,400	(37)	(7)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	30,000	(32)	(4)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	21,200	(26)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	17,000	(15)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	29,800	(28)	(15)

58	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900%	07/21/2021	28,700	$(37)	$(22)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	17,500	(7)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	17,500	(19)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	33,500	(34)	(8)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	33,600	(36)	(14)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	18,600	(20)	(7)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	30,600	(40)	(25)
JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	9,800	(44)	(17)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	27,600	(26)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	31,100	(34)	(4)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	25,700	(33)	(20)
MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	31,000	(34)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	58,700	(76)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	24,100	(29)	(4)

						$(2,765)	$(589)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.380	05/20/2021	38,800	$(148)	$(13)
	Call - OTC USD versus CNH		6.650	05/20/2021	38,800	(147)	(160)
SCX	Put - OTC USD versus CNH		6.310	04/07/2021	23,538	(91)	0
	Call - OTC USD versus CNH		6.610	04/07/2021	23,538	(111)	(16)

						$(497)	$(189)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175%	03/15/2023	119,170	$(4,423)	$(8,529)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	04/12/2021	27,000	(91)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.770	04/12/2021	27,000	(91)	(195)
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	78,870	(2,853)	(5,645)
MYC	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.060	04/01/2021	28,400	(59)	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400	04/01/2021	28,400	(59)	(108)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.410	04/06/2021	28,200	(92)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750	04/06/2021	28,200	(92)	(184)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	128,400	(1,021)	(1,271)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.867	04/12/2021	14,100	(114)	(3)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.167	04/12/2021	14,100	(114)	(288)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.935	04/16/2021	28,800	(213)	(39)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	59

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.275%	04/16/2021	28,800	$(213)	$(324)
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.830	04/01/2021	15,000	(114)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.170	04/01/2021	15,000	(114)	(175)

							$(9,663)	$(16,762)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	23,000	$(72)	$(475)
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	2,500	(11)	(62)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	18,500	(103)	(120)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	13,000	(80)	(86)
JPM	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	13,500	(32)	(99)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	9,500	(24)	(96)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	14,000	(35)	(159)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	18,500	(79)	(80)
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	20,200	(54)	(279)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	3,750	(9)	(83)

					$(499)	$(1,539)

Total Written Options					$(13,424)	$(19,079)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	0.283%	$10,000	$(209)	$443	$234	$0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.369	13,300	(125)	481	356	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619	10,600	(295)	466	171	0
BPS	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.379	8,900	121	87	208	0
	BHP Billiton Finance USA Ltd.	1.000	Quarterly	06/20/2021	0.066	800	(24)	26	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.762	5,500	(66)	103	37	0

60	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	0.596%	$23,650	$(467)	$734	$267	$0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	2.189	1,900	(115)	88	0	(27)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.772	6,600	(379)	127	0	(252)
BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.379	6,700	83	73	156	0
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	1.039	8,800	(264)	254	0	(10)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.364	500	(7)	14	7	0
	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.283	9,800	(214)	444	230	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.369	14,100	(140)	517	377	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619	36,900	(896)	1,492	596	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.365	6,000	130	50	180	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.751	11,600	(87)	196	109	0
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.351	4,300	71	34	105	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.837	1,000	(38)	8	0	(30)
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.304	3,500	52	40	92	0
CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	0.292	5,800	(158)	251	93	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.805	4,900	(85)	(56)	0	(141)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.844	1,100	(11)	17	6	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.984	3,100	12	(9)	3	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619	8,200	(200)	332	132	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	4,100	(27)	(1)	0	(28)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	0.511	9,500	(793)	806	13	0
DUB	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.535	4,200	(4)	87	83	0
FBF	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.369	23,400	(230)	856	626	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619	4,100	(100)	166	66	0
GLM	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.369	33,500	(375)	1,271	896	0
GST	American Tower Corp.	1.000	Quarterly	06/20/2021	0.594	12,500	(590)	605	15	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	61

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Brazil Government International Bond	1.000%	Quarterly	06/20/2024	1.616%	$400	$(13)	$5	$0	$(8)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.805	4,800	(75)	(63)	0	(138)
	Enterprise Products Operating LLC	1.000	Quarterly	06/20/2021	0.115	6,000	(310)	324	14	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.364	1,200	(16)	33	17	0
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.065	64,200	(796)	949	153	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.492	4,200	(39)	88	49	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	3,600	(69)	110	41	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	7,000	(58)	112	54	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	1.388	6,000	(642)	592	0	(50)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.450	1,600	(41)	40	0	(1)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.758	3,700	(159)	140	0	(19)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	2.189	12,200	(767)	594	0	(173)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.535	4,200	(5)	88	83	0
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.351	5,800	99	42	141	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.837	9,600	(385)	97	0	(288)
	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	06/20/2022	1.135	1,400	(79)	77	0	(2)
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.477	700	(24)	15	0	(9)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.616	6,500	(190)	65	0	(125)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.364	700	(9)	19	10	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	17,900	(285)	487	202	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.667	6,650	(89)	162	73	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	2.189	3,700	(225)	173	0	(52)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.772	5,000	(287)	96	0	(191)
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	45,050	(819)	1,328	509	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	4,100	(32)	4	0	(28)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.230	11,300	155	129	284	0

62	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	NextEra Energy Capital Holdings, Inc.	1.000%	Quarterly	12/20/2024	0.282%	$5,800	$80	$77	$157	$0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.758	8,250	(711)	668	0	(43)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	2.189	10,000	(627)	485	0	(142)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2023	3.070	2,300	(141)	17	0	(124)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.535	5,600	(1)	111	110	0
	Southern Co.	1.000	Quarterly	12/20/2022	0.135	13,400	166	39	205	0
MYC	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	0.999	6,000	0	2	2	0
	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.342	11,800	230	62	292	0
	Enterprise Products Operating LLC	1.000	Quarterly	06/20/2021	0.115	24,000	(795)	849	54	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	5,800	(51)	95	44	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.033	9,700	(134)	122	0	(12)
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	33,700	(196)	(31)	0	(227)
	ONEOK Partners LP	1.000	Quarterly	06/20/2021	0.158	10,000	(980)	1,002	22	0
	Pioneer Natural Resources Co.	1.000	Quarterly	06/20/2025	0.558	6,600	(320)	443	123	0
NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	0.511	9,500	(783)	796	13	0
UAG	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.920	1,550	(103)	105	2	0

							$(14,956)	$20,550	$7,714	$(2,120)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	CDX.HY-27 5-Year Index 25-35%	5.000%	Quarterly	12/20/2021	$10,300	$1,566	$(1,182)	$384	$0
BPS	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	3,800	443	(33)	410	0
CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	10,600	1,055	(660)	395	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,600	580	24	604	0
GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	8,900	752	(420)	332	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	4,000	555	(234)	321	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	16,300	1,935	(177)	1,758	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,200	(36)	48	12	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	63

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
JPM	CDX.HY-27 5-Year Index 25-35%	5.000%	Quarterly	12/20/2021	$850	$85	$(53)	$32	$0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	1,200	191	(95)	96	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	29,700	3,654	(452)	3,202	0
MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,000	594	(55)	539	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,200	(124)	165	41	0
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(80)	107	27	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	6,600	(8)	53	45	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(52)	69	17	0

						$11,110	$(2,895)	$8,215	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.730%	Maturity	08/26/2025	$5,500	$0	$244	$244	$0

Total Swap Agreements							$(3,846)	$17,899	$16,173	$(2,120)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$6,220	$0	$1,389	$7,609	$(1,074)	$(218)	$0	$(1,292)	$6,317	$(6,400)	$(83)
BPS	1	8,812	924	9,737	(348)	(8,647)	(279)	(9,274)	463	(640)	(177)
BRC	18	0	1,852	1,870	(22)	(120)	(40)	(182)	1,688	(1,210)	478
CBK	6,269	0	1,246	7,515	(4,565)	(4)	(169)	(4,738)	2,777	(2,772)	5
DBL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
DUB	0	0	83	83	0	(49)	0	(49)	34	(190)	(156)
FAR	0	0	0	0	0	(475)	0	(475)	(475)	0	(475)
FBF	0	0	692	692	(6)	(36)	0	(42)	650	(660)	(10)
GLM	2,072	0	896	2,968	(931)	(196)	0	(1,127)	1,841	(1,970)	(129)
GSC	0	0	0	0	0	(268)	0	(268)	(268)	312	44
GST	0	0	2,990	2,990	0	(154)	(679)	(833)	2,157	(2,090)	67
HUS	778	0	285	1,063	(714)	0	(377)	(1,091)	(28)	291	263
JPM	14	5,833	4,595	10,442	(557)	(6,126)	(337)	(7,020)	3,422	(3,670)	(248)
MYC	0	3,523	1,117	4,640	0	(2,231)	(239)	(2,470)	2,170	(3,705)	(1,535)
MYI	435	0	0	435	(512)	0	0	(512)	(77)	15	(62)
NGF	0	0	13	13	0	(175)	0	(175)	(162)	225	63
SAL	0	0	72	72	0	(362)	0	(362)	(290)	405	115
SCX	8,568	0	0	8,568	(1,592)	(16)	0	(1,608)	6,960	(6,260)	700
SOG	0	0	0	0	(4,648)	0	0	(4,648)	(4,648)	4,373	(275)
UAG	26	0	19	45	(163)	0	0	(163)	(118)	0	(118)

Total Over the Counter	$24,401	$18,168	$16,173	$58,742	$(15,132)	$(19,079)	$(2,120)	$(36,331)

64	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

(p)

Securities with an aggregate market value of $5,621 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$7,341	$0	$0	$3,294	$10,635

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,401	$0	$24,401
Purchased Options	0	0	0	0	18,168	18,168
Swap Agreements	0	15,929	0	0	244	16,173

	$0	$15,929	$0	$24,401	$18,412	$58,742

	$0	$23,270	$0	$24,401	$21,706	$69,377

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	65

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$63	$63
Futures	0	0	0	0	134	134
Swap Agreements	0	105	0	0	2,020	2,125

	$0	$105	$0	$0	$2,217	$2,322

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,132	$0	$15,132
Written Options	0	589	0	189	18,301	19,079
Swap Agreements	0	2,120	0	0	0	2,120

	$0	$2,709	$0	$15,321	$18,301	$36,331

	$0	$2,814	$0	$15,321	$20,518	$38,653

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(31)	$(31)
Written Options	0	0	0	0	1,274	1,274
Futures	0	0	0	0	1,367	1,367
Swap Agreements	0	43,606	0	0	(54,687)	(11,081)

	$0	$43,606	$0	$0	$(52,077)	$(8,471)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,064)	$0	$(7,064)
Purchased Options	0	0	0	0	(31)	(31)
Written Options	0	10,121	0	556	23,417	34,094
Swap Agreements	0	15,530	0	0	139	15,669

	$0	$25,651	$0	$(6,508)	$23,525	$42,668

	$0	$69,257	$0	$(6,508)	$(28,552)	$34,197

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(108)	$(108)
Written Options	0	0	0	0	(1)	(1)
Futures	0	0	0	0	(2,201)	(2,201)
Swap Agreements	0	115,234	0	0	(3,316)	111,918

	$0	$115,234	$0	$0	$(5,626)	$109,608

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,998	$0	$21,998
Purchased Options	0	0	0	0	7,955	7,955
Written Options	0	14,036	0	309	(8,409)	5,936
Swap Agreements	0	33,120	0	0	584	33,704

	$0	$47,156	$0	$22,307	$130	$69,593

	$0	$162,390	$0	$22,307	$(5,496)	$179,201

66	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$503,702	$59,225	$562,927
Corporate Bonds & Notes
Banking & Finance	0	5,596,382	7,291	5,603,673
Industrials	0	5,384,167	3,176	5,387,343
Utilities	0	1,478,822	0	1,478,822
Municipal Bonds & Notes
Florida	0	16,507	0	16,507
U.S. Government Agencies	0	1,236,910	2,078	1,238,988
U.S. Treasury Obligations	0	4,089,749	0	4,089,749
Non-Agency Mortgage-Backed Securities	0	257,374	0	257,374
Asset-Backed Securities	0	432,006	0	432,006
Sovereign Issues	0	483,675	0	483,675
Common Stocks
Consumer Discretionary	3	0	0	3
Industrials	0	0	265	265
Materials	1,049	0	0	1,049
Warrants
Utilities	4	0	0	4
Convertible Preferred Securities
Banking & Finance	10,985	0	0	10,985
Preferred Securities
Banking & Finance	1,298	765,999	0	767,297
Industrials	32,685	50,449	0	83,134
Utilities	0	13,211	170,313	183,524
Real Estate Investment Trusts
Real Estate	5,329	0	0	5,329
Short-Term Instruments
Repurchase Agreements	0	13,035	0	13,035
Argentina Treasury Bills	0	2,333	0	2,333
U.S. Treasury Cash Management Bills	0	1,149	0	1,149

	$51,353	$20,325,470	$242,348	$20,619,171

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	0	0	3,951	3,951
Short-Term Instruments
Central Funds Used for Cash Management Purposes	298	0	0	298

	$298	$0	$3,951	$4,249

Total Investments	$51,651	$20,325,470	$246,299	$20,623,420

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	10,635	0	10,635
Over the counter	0	58,742	0	58,742

	$0	$69,377	$0	$69,377

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(197)	(2,125)	0	(2,322)
Over the counter	0	(36,331)	0	(36,331)

	$(197)	$(38,456)	$0	$(38,653)

Total Financial Derivative Instruments	$(197)	$30,921	$0	$30,724

Totals	$51,454	$20,356,391	$246,299	$20,654,144

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	67

Schedule of Investments PIMCO Investment Grade Credit Bond (Cont.)

March 31, 2021

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(2)
Investments in Securities, at Value
Loan Participations and Assignments	$267,209	$43,004	$(195,419)	$200	$400	$10,837	$543	$(67,549)	$59,225	$167
Corporate Bonds & Notes
Banking & Finance	6,774	0	0	0	0	517	0	0	7,291	517
Industrials	3,664	51	(338)	0	0	(172)	0	(29)	3,176	(90)
U.S. Government Agencies	2,088	0	(44)	7	16	11	0	0	2,078	10
Common Stocks
Industrials	409	0	0	0	0	(144)	0	0	265	(144)
Preferred Securities
Utilities	0	172,791	(1,308)	0	0	(1,170)	0	0	170,313	(1,170)

	$280,144	$215,846	$(197,109)	$207	$416	$9,879	$543	$(67,578)	$242,348	$(710)

Investments in Affiliates, at Value
Common Stocks
Financials	0	4,198	0	0	0	(247)	0	0	3,951	(247)

Financial Derivative Instruments - Assets
Over the counter	$52	$0	$(252)	$0	$0	$200	$0	$0	$0	$0

Totals	$280,196	$220,044	$(197,361)	$207	$416	$9,832	$543	$(67,578)	$246,299	$(957)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$35,700	Market Based Approach	Recovery Value	100.000	—
	10,018	Proxy Pricing	Base Price	101.300	—
	13,507	Third Party Vendor	Broker Quote	61.000- 100.000	93.303
Corporate Bonds & Notes
Banking & Finance	7,291	Discounted Cash Flow	Discount Rate	5.430	—
Industrials	3,176	Other Valuation Techniques(3)	—	—	—
U.S. Government Agencies	2,078	Proxy Pricing	Base Price	61.330	—
Common Stocks
Industrials	265	Other Valuation Techniques(3)	—	—	—
Preferred Securities
Utilities	170,313	Recent Transaction	Purchase Price	$27.048	—

Investments in Affiliates, at Value
Common Stocks
Financials	3,951	Expected Recovery	Book Value	1.000x	—

Total	$246,299

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

68	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO Investment Grade Credit Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Fund’s Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment

ANNUAL REPORT	MARCH 31, 2021	69

Notes to Financial Statements (Cont.)

companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of

70	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2021

investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations

ANNUAL REPORT	MARCH 31, 2021	71

Notes to Financial Statements (Cont.)

(except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the

72	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2021

Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are

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Notes to Financial Statements (Cont.)

not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

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(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

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Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

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Notes to Financial Statements (Cont.)

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the

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Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$435,809	$5,341,213	$(5,777,800)	$1,881	$(805)	$298	$314	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which the Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at March 31, 2021 (amounts in thousands†, except number of shares).

Security Name	Market Value at 03/31/2020	Purchases at cost	Proceeds from Sale	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 03/31/2021	Dividend Income	Shares Held at 03/31/2021

Stearns Holdings LLC ‘B’	$0	$4,197	$0	$0	$(246)	$3,951	$0	889,838

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan

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Notes to Financial Statements (Cont.)

agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities.

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Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless.

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Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled

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Notes to Financial Statements (Cont.)

to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes

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(the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an

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Notes to Financial Statements (Cont.)

agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In

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Notes to Financial Statements (Cont.)

connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

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Notes to Financial Statements (Cont.)

credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

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which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Notes to Financial Statements (Cont.)

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

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Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns,

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Notes to Financial Statements (Cont.)

political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the

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unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

96	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2021

supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the

ANNUAL REPORT	MARCH 31, 2021	97

Notes to Financial Statements (Cont.)

contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets

98	PIMCO INVESTMENT GRADE CREDIT BOND FUND

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attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $53,054.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$276,751	$721,223

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when

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Notes to Financial Statements (Cont.)

distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$32,221,412	$30,907,553	$7,781,073	$5,957,969

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	533,149	$5,802,720	373,473	$3,959,511

I-2	370,571	4,049,373	374,783	3,983,577

I-3	5,497	60,053	7,354	77,929

Administrative Class	5,750	62,959	8,542	91,776

Class A	57,938	636,059	55,498	592,407

Class C	5,684	62,078	6,691	72,311

Issued as reinvestment of distributions

Institutional Class	32,550	359,119	24,935	268,721

I-2	11,877	131,034	9,236	99,500

I-3	344	3,792	314	3,389

Administrative Class	401	4,419	437	4,714

Class A	4,222	46,551	4,409	47,487

Class C	740	8,169	901	9,698

Cost of shares redeemed

Institutional Class	(389,330)	(4,279,868)	(264,405)	(2,801,790)

I-2	(218,210)	(2,398,547)	(225,440)	(2,409,510)

I-3	(6,504)	(70,903)	(3,466)	(37,111)

Administrative Class	(6,673)	(73,365)	(7,754)	(83,407)

Class A	(58,966)	(648,752)	(58,146)	(614,422)

Class C	(18,017)	(199,364)	(12,244)	(130,797)

Net increase (decrease) resulting from Fund share transactions	331,023	$3,555,527	295,118	$3,133,983

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

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March 31, 2021

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Investment Grade Credit Bond Fund	$43,315	$113,397	$338,445	$(12,823)	$0	$0	$0	$482,334

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain options, futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, interest accrued on defaulted securities, sale/buyback transactions, straddle loss deferrals, Passive Foreign Investment Companies (PFICs), hyperinflationary investments and partnership investments.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	MARCH 31, 2021	101

Notes to Financial Statements (Cont.)

March 31, 2021

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Investment Grade Credit Bond Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Investment Grade Credit Bond Fund	$20,417,868	$818,308	$(476,398)	$341,910

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, interest accrued on defaulted securities, unrealized gain or loss on certain options, futures, and forward contracts, realized and unrealized gain (loss) swap contracts, sale/buyback transactions, straddle loss deferrals, Passive Foreign Investment Companies (PFICs), hyperinflationary investments and partnership investments.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Investment Grade Credit Bond Fund	$620,881	$80,616	$0	$563,482	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

102	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Investment Grade Credit Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Investment Grade Credit Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2021	103

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOS	BofA Securities, Inc.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DBL	Deutsche Bank AG London	NOM	Nomura Securities International Inc.
DUB	Deutsche Bank AG	SAL	Citigroup Global Markets, Inc.
FAR	Wells Fargo Bank National Association	SCX	Standard Chartered Bank, London
FBF	Credit Suisse International	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	TDL	Toronto Dominion Bank London
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GSC	Goldman Sachs & Co. LLC	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	PLN	Polish Zloty
CNY	Chinese Renminbi (Mainland)	RUB	Russian Ruble
COP	Colombian Peso	SGD	Singapore Dollar
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	USD (or $)	United States Dollar
HKD	Hong Kong Dollar	ZAR	South African Rand
IDR	Indonesian Rupiah

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
CDX.EM	Credit Derivatives Index - Emerging Markets	MAKA5DAY	Israel Gilon 5 Day
CDX.HY	Credit Derivatives Index - High Yield	PRIME	Daily US Prime Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SOFRRATE	Secured Overnight Financing Rate
CMBX	Commercial Mortgage-Backed Index	SONIO	Sterling Overnight Interbank Average Rate
CNREPOFIX	China Fixing Repo Rates 7-Day	UKRPI	United Kingdom Retail Prices Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
CHILIBOR	Chile Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

104	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Investment Grade Credit Bond Fund	0%	1.93%	$575,308	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO Investment Grade Credit Bond Fund	0%

ANNUAL REPORT	MARCH 31, 2021	105

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

106	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

ANNUAL REPORT	MARCH 31, 2021	107

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

108	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2021	109

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

110	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

ANNUAL REPORT	MARCH 31, 2021	111

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report Cover.

PF3021AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

PIMCO Low Duration Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

2	PIMCO LOW DURATION FUND

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (Cont.)

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO LOW DURATION FUND

Important Information About the PIMCO Low Duration Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the PIMCO Low Duration Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C, Class C-2 and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that

6	PIMCO LOW DURATION FUND

have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Class R	Diversification Status

PIMCO Low Duration Fund	05/11/87	05/11/87	04/30/08	04/27/18	01/03/95	01/13/97	01/13/97	10/21/20	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the PIMCO Low Duration Fund (Cont.)

relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

8	PIMCO LOW DURATION FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2021	9

PIMCO Low Duration Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	3.49%	2.32%	2.03%	5.24%
PIMCO Low Duration Fund I-2	3.39%	2.22%	1.93%	5.15%
PIMCO Low Duration Fund I-3	3.34%	2.17%	1.88%	5.08%
PIMCO Low Duration Fund Administrative Class	3.23%	2.07%	1.77%	4.97%
PIMCO Low Duration Fund Class A	3.19%	2.01%	1.70%	4.80%
PIMCO Low Duration Fund Class A (adjusted)	0.87%	1.55%	1.47%	4.71%
PIMCO Low Duration Fund Class C	2.83%	1.67%	1.38%	4.35%
PIMCO Low Duration Fund Class C (adjusted)	1.83%	1.67%	1.38%	4.35%
PIMCO Low Duration Fund Class C-2	2.63%	1.47%	1.18%	4.36%
PIMCO Low Duration Fund Class C-2 (adjusted)	1.63%	1.47%	1.18%	4.36%
PIMCO Low Duration Fund Class R	2.88%	1.72%	1.43%	4.53%
ICE BofAML 1-3 Year U.S. Treasury Index	0.24%	1.71%	1.29%	4.34%
Lipper Short Investment Grade Debt Funds Average	6.48%	2.43%	1.85%	4.37%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 1.00% CDSC on Class C shares and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.87% for Institutional Class shares, 0.97% for I-2 shares, 1.07% for I-3 shares, 1.12% for Administrative Class shares, 1.16% for Class A shares, 1.51% for Class C shares, 1.71% for Class C-2 shares and 1.46% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO LOW DURATION FUND

Institutional Class - PTLDX	I-2 - PLDPX	I-3 - PTLNX	Administrative Class - PLDAX
Class A - PTLAX	Class C - PTLCX	Class R - PLDRX	Class C - 2 - PLCCX

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	44.7%
Corporate Bonds & Notes	24.7%
U.S. Government Agencies	12.9%
Non-Agency Mortgage-Backed Securities	7.6%
Asset-Backed Securities	5.6%
Sovereign Issues	4.4%
Other	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Holdings of Non-Agency securities contributed to relative performance, as prices for these securities appreciated.
»	Holdings of Agency mortgage-backed securities contributed to relative performance, due to positive excess return.

»	Overweight exposure to duration in Italy, particularly in Q2 2020 detracted from performance, as interest rates increased in April.

ANNUAL REPORT	MARCH 31, 2021	11

Expense Example PIMCO Low Duration Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,005.20	$2.30	$1,000.00	$1,022.64	$2.32	0.46%
I-2	1,000.00	1,004.70	2.80	1,000.00	1,022.14	2.82	0.56
I-3	1,000.00	1,004.50	3.05	1,000.00	1,021.89	3.07	0.61
Administrative Class	1,000.00	1,004.00	3.55	1,000.00	1,021.39	3.58	0.71
Class A	1,000.00	1,003.80	3.75	1,000.00	1,021.19	3.78	0.75
Class C	1,000.00	1,002.00	5.49	1,000.00	1,019.45	5.54	1.10
Class C-2(a)	1,000.00	1,001.00	5.74	1,000.00	1,016.32	5.78	1.30
Class R	1,000.00	1,002.30	5.24	1,000.00	1,019.70	5.29	1.05

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 10/21/20 for Actual expense. Expenses paid in the Actual expense section are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 161/365 for Class C-2 shares of the Fund (to reflect the period since the inception date of 10/21/20). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

12	PIMCO LOW DURATION FUND

Benchmark Descriptions

Index*	Benchmark Description

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2021	13

Financial Highlights PIMCO Low Duration Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2021	$9.73	$0.10	$0.24	$0.34	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2020	9.76	0.30	(0.02)	0.28	(0.28)	0.00	(0.03)	(0.31)

03/31/2019	9.80	0.26	(0.04)	0.22	(0.26)	0.00	0.00	(0.26)

03/31/2018	9.85	0.17	(0.06)	0.11	(0.13)	0.00	(0.03)	(0.16)

03/31/2017	9.87	0.21	(0.02)	0.19	(0.17)	0.00	(0.04)	(0.21)

I-2

03/31/2021	9.73	0.09	0.24	0.33	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.76	0.27	0.00	0.27	(0.27)	0.00	(0.03)	(0.30)

03/31/2019	9.80	0.26	(0.05)	0.21	(0.25)	0.00	0.00	(0.25)

03/31/2018	9.85	0.16	(0.06)	0.10	(0.12)	0.00	(0.03)	(0.15)

03/31/2017	9.87	0.20	(0.02)	0.18	(0.16)	0.00	(0.04)	(0.20)

I-3

03/31/2021	9.73	0.08	0.24	0.32	(0.12)	0.00	0.00	(0.12)

03/31/2020	9.76	0.28	(0.02)	0.26	(0.26)	0.00	(0.03)	(0.29)

04/27/2018 - 03/31/2019	9.76	0.29	(0.06)	0.23	(0.23)	0.00	0.00	(0.23)

Administrative Class

03/31/2021	9.73	0.08	0.23	0.31	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.76	0.28	(0.03)	0.25	(0.25)	0.00	(0.03)	(0.28)

03/31/2019	9.80	0.24	(0.05)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)

03/31/2017	9.87	0.19	(0.03)	0.16	(0.14)	0.00	(0.04)	(0.18)

Class A

03/31/2021	9.73	0.07	0.24	0.31	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.76	0.27	(0.02)	0.25	(0.25)	0.00	(0.03)	(0.28)

03/31/2019	9.80	0.23	(0.04)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)

03/31/2017	9.87	0.18	(0.03)	0.15	(0.13)	0.00	(0.04)	(0.17)

Class C

03/31/2021	9.73	0.04	0.23	0.27	(0.07)	0.00	0.00	(0.07)

03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)

03/31/2019	9.80	0.20	(0.05)	0.15	(0.19)	0.00	0.00	(0.19)

03/31/2018	9.85	0.10	(0.05)	0.05	(0.07)	0.00	(0.03)	(0.10)

03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)

Class C-2

10/21/2020 - 03/31/2021	9.93	(0.00)	0.01	0.01	(0.01)	0.00	0.00	(0.01)

14	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.93	3.49%	$5,058,709	0.46%		0.46%		0.46%		0.46%		0.99%		486%

9.73	2.86	4,727,361	0.87		0.87		0.46		0.46		3.04		269

9.76	2.24	5,438,980	0.71		0.71		0.46		0.46		2.72		573

9.80	1.11	6,141,399	0.46		0.46		0.46		0.46		1.70		558

9.85	1.93	6,206,986	0.53		0.53		0.46		0.46		2.14		415

9.93	3.39	2,030,455	0.56		0.56		0.56		0.56		0.90		486

9.73	2.77	1,994,991	0.97		0.97		0.56		0.56		2.76		269

9.76	2.13	932,258	0.81		0.81		0.56		0.56		2.69		573

9.80	1.01	638,153	0.56		0.56		0.56		0.56		1.60		558

9.85	1.83	690,627	0.63		0.63		0.56		0.56		2.05		415

9.93	3.34	48,024	0.61		0.66		0.61		0.66		0.86		486

9.73	2.72	26,189	1.02		1.07		0.61		0.66		2.84		269

9.76	2.36	7,060	0.86	*	0.91	*	0.61	*	0.66	*	3.19	*	573

9.93	3.23	41,296	0.71		0.71		0.71		0.71		0.76		486

9.73	2.61	47,007	1.12		1.12		0.71		0.71		2.83		269

9.76	1.98	74,637	0.96		0.96		0.71		0.71		2.45		573

9.80	0.86	96,887	0.71		0.71		0.71		0.71		1.45		558

9.85	1.67	122,997	0.78		0.78		0.71		0.71		1.90		415

9.93	3.19	1,080,190	0.75		0.75		0.75		0.75		0.70		486

9.73	2.58	923,295	1.16		1.16		0.75		0.75		2.74		269

9.76	1.94	1,001,235	1.00		1.00		0.75		0.75		2.41		573

9.80	0.77	1,290,133	0.80	(d)	0.80	(d)	0.80	(d)	0.80	(d)	1.37		558

9.85	1.58	846,122	0.87		0.87		0.80		0.80		1.81		415

9.93	2.83	71,439	1.10		1.10		1.10		1.10		0.40		486

9.73	2.21	142,962	1.51		1.51		1.10		1.10		2.47		269

9.76	1.59	209,792	1.35		1.35		1.10		1.10		2.06		573

9.80	0.46	275,531	1.10		1.10		1.10		1.10		1.07		558

9.85	1.28	454,562	1.17		1.17		1.10		1.10		1.50		415

9.93	0.07	329	1.30	*	1.30	*	1.30	*	1.30	*	(0.07	)*	486

ANNUAL REPORT	MARCH 31, 2021	15

Financial Highlights PIMCO Low Duration Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2021	$9.73	$0.04	$0.24	$0.28	$(0.08)	$0.00	$0.00	$(0.08)

03/31/2020	9.76	0.24	(0.02)	0.22	(0.22)	0.00	(0.03)	(0.25)

03/31/2019	9.80	0.21	(0.05)	0.16	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.85	0.11	(0.06)	0.05	(0.07)	0.00	(0.03)	(0.10)

03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective March 1, 2018, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

16	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.93	2.88%	$111,872	1.05%	1.05%	1.05%	1.05%	0.41%	486%

9.73	2.26	108,983	1.46	1.46	1.05	1.05	2.40	269

9.76	1.64	81,776	1.30	1.30	1.05	1.05	2.19	573

9.80	0.52	69,236	1.05	1.05	1.05	1.05	1.11	558

9.85	1.33	80,013	1.12	1.12	1.05	1.05	1.55	415

ANNUAL REPORT	MARCH 31, 2021	17

Statement of Assets and Liabilities PIMCO Low Duration Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$7,158,209
Investments in Affiliates	1,883,661

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,489
Over the counter	62,811
Deposits with counterparty	18,313
Foreign currency, at value	3,355
Receivable for investments sold	271
Receivable for TBA investments sold	1,381,290
Receivable for Fund shares sold	9,671
Interest and/or dividends receivable	16,615
Dividends receivable from Affiliates	1,275
Reimbursement receivable from PIMCO	1

Total Assets	10,539,961

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$914,798

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,141
Over the counter	7,380
Payable for investments purchased	64,214
Payable for investments in Affiliates purchased	1,275
Payable for TBA investments purchased	1,012,809
Deposits from counterparty	66,094
Payable for Fund shares redeemed	23,636
Distributions payable	458
Accrued investment advisory fees	1,793
Accrued supervisory and administrative fees	1,731
Accrued distribution fees	51
Accrued servicing fees	267

Total Liabilities	2,097,647

Net Assets	$8,442,314

Net Assets Consist of:

Paid in capital	$8,726,991
Distributable earnings (accumulated loss)	(284,677)

Net Assets	$8,442,314

Cost of investments in securities	$7,122,757
Cost of investments in Affiliates	$1,868,439
Cost of foreign currency held	$3,322
Proceeds received on short sales	$917,360
Cost or premiums of financial derivative instruments, net	$8,668

* Includes repurchase agreements of:	$177,272

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$5,058,709
I-2	2,030,455
I-3	48,024
Administrative Class	41,296
Class A	1,080,190
Class C	71,439
Class C-2	329
Class R	111,872

Shares Issued and Outstanding:

Institutional Class	509,623
I-2	204,550
I-3	4,838
Administrative Class	4,160
Class A	108,819
Class C	7,197
Class C-2	33
Class R	11,270

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.93
I-2	9.93
I-3	9.93
Administrative Class	9.93
Class A	9.93
Class C	9.93
Class C-2	9.93
Class R	9.93

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	19

Statement of Operations PIMCO Low Duration Fund

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$101,473
Dividends from Investments in Affiliates	17,046
Total Income	118,519

Expenses:

Investment advisory fees	20,318
Supervisory and administrative fees	19,736
Distribution and/or servicing fees - Administrative Class	111
Distribution fees - Class C	337
Distribution fees - Class R	264
Servicing fees - Class A	2,519
Servicing fees - Class C	281
Servicing fees - Class R	264
Trustee fees	47
Interest expense	213
Miscellaneous expense	5
Total Expenses	44,095
Waiver and/or Reimbursement by PIMCO	(10)
Net Expenses	44,085

Net Investment Income (Loss)	74,434

Net Realized Gain (Loss):

Investments in securities	89,944
Investments in Affiliates	2,310
Exchange-traded or centrally cleared financial derivative instruments	52,704
Over the counter financial derivative instruments	28,507
Foreign currency	(1,324)

Net Realized Gain (Loss)	172,141

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	20,251
Investments in Affiliates	33,282
Exchange-traded or centrally cleared financial derivative instruments	(36,371)
Over the counter financial derivative instruments	(10,011)
Foreign currency assets and liabilities	4,282

Net Change in Unrealized Appreciation (Depreciation)	11,433

Net Increase (Decrease) in Net Assets Resulting from Operations	$258,008

* Foreign tax withholdings	$50

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO LOW DURATION FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Low Duration Fund

(Amounts in thousands†)	Year Ended March 31, 2021		Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$74,434		$232,598
Net realized gain (loss)	172,141		(77,602)
Net change in unrealized appreciation (depreciation)	11,433		61,130

Net Increase (Decrease) in Net Assets Resulting from Operations	258,008		216,126

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(66,423)		(148,276)
I-2	(26,195)		(36,184)
I-3	(247)		(198)
Administrative Class	(516)		(1,834)
Class A	(10,991)		(25,105)
Class C	(935)		(3,875)
Class C-2	(0	)(a)	N/A
Class R	(848)		(2,228)

Tax basis return of capital
Institutional Class	0		(16,303)
I-2	0		(4,311)
I-3	0		(23)
Administrative Class	0		(220)
Class A	0		(3,088)
Class C	0		(537)
Class C-2	0	(a)	N/A
Class R	0		(315)

Total Distributions(b)	(106,155)		(242,497)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	319,673		251,421

Total Increase (Decrease) in Net Assets	471,526		225,050

Net Assets:

Beginning of year	7,970,788		7,745,738
End of year	$8,442,314		$7,970,788

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of Class C-2 was October 21, 2020.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	21

Schedule of Investments PIMCO Low Duration Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 84.8%

CORPORATE BONDS & NOTES 26.4%

BANKING & FINANCE 14.5%

AIB Group PLC
4.750% due 10/12/2023	$500	$547

Ally Financial, Inc.
4.250% due 04/15/2021	100	100

Ambac LSNI LLC
6.000% due 02/12/2023 •	905	909

American Tower Corp.
3.375% due 05/15/2024	500	536

Aviation Capital Group LLC
0.882% (US0003M + 0.670%) due 07/30/2021 ~	500	499
1.141% (US0003M + 0.950%) due 06/01/2021 ~	21,400	21,402

Banco Bilbao Vizcaya Argentaria S.A.
0.875% due 09/18/2023	20,600	20,667

Bank of America Corp.
0.810% due 10/24/2024 •	20,700	20,762
1.486% due 05/19/2024 •	25,300	25,731
2.881% due 04/24/2023 •	11,550	11,828
3.550% due 03/05/2024 •	5,100	5,382

Barclays Bank PLC
7.625% due 11/21/2022 (g)	1,683	1,847
10.179% due 06/12/2021	9,080	9,236

Barclays PLC
1.624% (US0003M + 1.430%) due 02/15/2023 ~	29,500	29,725
1.850% (US0003M + 1.625%) due 01/10/2023 ~	5,000	5,044
3.684% due 01/10/2023	3,500	3,581
4.610% due 02/15/2023 •	500	517

BBVA USA
0.907% (US0003M + 0.730%) due 06/11/2021 ~	16,250	16,261

BPCE S.A.
4.000% due 09/12/2023	350	377

Brixmor Operating Partnership LP
1.255% (US0003M + 1.050%) due 02/01/2022 ~	21,300	21,347

CC Holdings GS LLC
3.849% due 04/15/2023	5,035	5,362

Citigroup, Inc.
0.776% due 10/30/2024 •	20,800	20,791
0.903% (US0003M + 0.690%) due 10/27/2022 ~	25,400	25,578

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •	24,300	23,836
1.106% due 02/24/2027 •	4,300	4,204

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Agricole S.A.
1.907% due 06/16/2026 •		$17,200	$17,449

Credit Suisse AG
6.500% due 08/08/2023 (g)		800	883

Credit Suisse Group AG
4.550% due 04/17/2026		7,000	7,837

Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021		1,700	1,702
3.800% due 09/15/2022		8,095	8,434

Danske Bank A/S
5.000% due 01/12/2022		20,700	21,399

Deutsche Bank AG
3.300% due 11/16/2022		5,800	6,027
3.950% due 02/27/2023		600	634
4.250% due 10/14/2021		32,100	32,700
5.000% due 02/14/2022		21,000	21,745

Equinix, Inc.
2.625% due 11/18/2024		7,800	8,223

FCE Bank PLC
1.875% due 06/24/2021	EUR	1,300	1,531

Federal Realty Investment Trust
3.950% due 01/15/2024		$19,100	20,743

Ford Credit Canada Co.
2.766% due 06/22/2022 (h)	CAD	2,000	1,601
3.483% (CDOR03 + 3.030%) due 01/10/2022 ~(h)		10,000	8,024

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	200	234
1.429% (US0003M + 1.235%) due 02/15/2023 ~		$9,750	9,657
3.087% due 01/09/2023		4,000	4,072
3.096% due 05/04/2023		20,100	20,452
3.339% due 03/28/2022		5,900	5,989
3.350% due 11/01/2022		5,100	5,210
3.470% due 04/05/2021		800	800
3.550% due 10/07/2022		16,300	16,718
3.813% due 10/12/2021		5,820	5,893
4.250% due 09/20/2022		1,882	1,950
5.596% due 01/07/2022		10,948	11,275

General Motors Financial Co., Inc.
1.075% (US0003M + 0.850%) due 04/09/2021 ~		1,200	1,200
1.216% (SOFRRATE + 1.200%) due 11/17/2023 ~		20,700	20,977
1.293% (US0003M + 1.100%) due 11/06/2021 ~		500	502
1.784% (US0003M + 1.550%) due 01/14/2022 ~		2,100	2,122
3.550% due 07/08/2022		1,200	1,243
5.200% due 03/20/2023		7,300	7,920

Goldman Sachs Group, Inc.
0.925% (US0003M + 0.750%) due 02/23/2023 ~		7,000	7,050

22	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.364% (US0003M + 1.170%) due 05/15/2026 ~		$200	$203
1.790% (US0003M + 1.600%) due 11/29/2023 ~		17,700	18,224

HAT Holdings LLC
5.250% due 07/15/2024		700	724
6.000% due 04/15/2025		4,000	4,225

ING Groep NV
1.238% (US0003M + 1.000%) due 10/02/2023 ~		7,700	7,824

JPMorgan Chase & Co.
0.653% due 09/16/2024 •		8,000	8,018
0.697% due 03/16/2024 •		20,900	20,982
1.108% (US0003M + 0.890%) due 07/23/2024 ~		12,200	12,352
3.125% due 01/23/2025		1,800	1,929
3.797% due 07/23/2024 •		1,900	2,034

Kilroy Realty LP
3.800% due 01/15/2023		200	209

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		1,100	1,123

Logicor Financing SARL
1.500% due 11/14/2022	EUR	21,000	25,147

Metropolitan Life Global Funding
0.950% due 07/02/2025		$20,500	20,290

Mitsubishi UFJ Financial Group, Inc.
0.928% (US0003M + 0.740%) due 03/02/2023 ~		43,400	43,773

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		600	614

Mizuho Financial Group, Inc.
0.849% due 09/08/2024 •		5,700	5,714
0.984% (US0003M + 0.790%) due 03/05/2023 ~		12,500	12,642
1.412% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	28,800	22,232

Morgan Stanley
0.864% due 10/21/2025 •		$1,190	1,184
1.618% (US0003M + 1.400%) due 10/24/2023 ~		2,000	2,037

Natwest Group PLC
1.664% (US0003M + 1.470%) due 05/15/2023 ~		26,100	26,406
2.359% due 05/22/2024 •		10,800	11,148
2.500% due 03/22/2023	EUR	1,300	1,600

Nissan Motor Acceptance Corp.
0.817% (US0003M + 0.630%) due 09/21/2021 ~		$12,973	12,975
0.875% (US0003M + 0.650%) due 07/13/2022 ~		5,950	5,954
0.883% due 09/28/2022 •		1,900	1,900
1.050% due 03/08/2024		15,600	15,615
1.900% due 09/14/2021		1,100	1,105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.650% due 07/13/2022		$800	$817

NTT Finance Corp.
0.373% due 03/03/2023		21,300	21,296

OneMain Finance Corp.
6.125% due 05/15/2022		12,075	12,679

Oversea-Chinese Banking Corp. Ltd.
0.648% (US0003M + 0.450%) due 05/17/2021 ~		15,000	15,049

Santander Holdings USA, Inc.
3.244% due 10/05/2026		3,100	3,282
3.450% due 06/02/2025		8,250	8,850

SL Green Operating Partnership LP
1.174% (US0003M + 0.980%) due 08/16/2021 ~		7,600	7,600

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		1,400	1,405
3.000% due 07/15/2022		1,100	1,127

Standard Chartered PLC
0.991% due 01/12/2025 •		5,500	5,473
1.319% due 10/14/2023 •		19,900	20,051
1.374% (US0003M + 1.150%) due 01/20/2023 ~		20,200	20,335
2.744% due 09/10/2022 •		3,000	3,027

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		23,100	23,134

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023		13,100	13,144

Synchrony Bank
3.650% due 05/24/2021		21,800	21,848

Temasek Financial Ltd.
2.375% due 01/23/2023		4,500	4,662

U.S. Bancorp
1.450% due 05/12/2025		2,500	2,536

UBS AG
5.125% due 05/15/2024 (g)		6,500	7,171
7.625% due 08/17/2022 (g)		2,800	3,053

UBS Group AG
1.144% (US0003M + 0.950%) due 08/15/2023 ~		20,100	20,287
2.859% due 08/15/2023 •		20,200	20,829
3.491% due 05/23/2023		19,300	19,923
4.125% due 09/24/2025		7,700	8,554

UniCredit SpA
4.134% (US0003M + 3.900%) due 01/14/2022 ~		20,450	20,956
7.830% due 12/04/2023		49,200	57,376

Wells Fargo & Co.
1.654% due 06/02/2024 •		23,400	23,912
2.509% due 10/27/2023 (h)	CAD	12,300	10,166

			1,224,990

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	23

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 8.7%

7-Eleven, Inc.
0.625% due 02/10/2023	$13,200	$13,210
0.645% (US0003M + 0.450%) due 08/10/2022 ~	21,300	21,323
0.800% due 02/10/2024	21,300	21,239

AbbVie, Inc.
3.200% due 11/06/2022	3,200	3,321

Anthem, Inc.
0.450% due 03/15/2023	28,000	28,038
2.375% due 01/15/2025	2,650	2,771
3.350% due 12/01/2024	4,800	5,194

Barry Callebaut Services NV
5.500% due 06/15/2023	2,600	2,844

Bayer U.S. Finance LLC
1.194% (US0003M + 1.010%) due 12/15/2023 ~	3,000	3,042
3.500% due 06/25/2021	2,600	2,611

Berry Global, Inc.
1.570% due 01/15/2026	1,900	1,872

BMW Finance NV
2.250% due 08/12/2022	28,900	29,596

BMW U.S. Capital LLC
0.800% due 04/01/2024 (b)	1,500	1,501
3.450% due 04/12/2023	1,000	1,055

Boeing Co.
1.167% due 02/04/2023	27,600	27,974
1.950% due 02/01/2024	22,500	23,066

Broadcom, Inc.
3.469% due 04/15/2034	5,400	5,447

CenterPoint Energy Resources Corp.
0.684% (US0003M + 0.500%) due 03/02/2023 ~	16,800	16,806

Charter Communications Operating LLC
4.464% due 07/23/2022	27,700	28,896

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	3,900	4,492

Chevron Corp.
1.554% due 05/11/2025	5,400	5,513

Cigna Corp.
1.131% (US0003M + 0.890%) due 07/15/2023 ~	2,300	2,329

Citrix Systems, Inc.
1.250% due 03/01/2026	1,300	1,279

CommonSpirit Health
1.547% due 10/01/2025	15,500	15,607

CRH America, Inc.
3.875% due 05/18/2025	2,775	3,038

DAE Funding LLC
1.625% due 02/15/2024	4,300	4,295
4.500% due 08/01/2022	1,700	1,715

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Finance North America LLC
0.750% due 03/01/2024	$16,700	$16,627
1.062% (US0003M + 0.880%) due 02/22/2022 ~	13,000	13,081
2.550% due 08/15/2022	23,900	24,509
3.875% due 09/15/2021	4,800	4,875

Danone S.A.
2.947% due 11/02/2026	6,251	6,673

Dell International LLC
5.450% due 06/15/2023	500	547

Enbridge, Inc.
0.413% (SOFRRATE + 0.400%) due 02/17/2023 ~	900	902
0.689% (US0003M + 0.500%) due 02/18/2022 ~	5,300	5,316

Equifax, Inc.
1.064% (US0003M + 0.870%) due 08/15/2021 ~	400	401

Expedia Group, Inc.
3.600% due 12/15/2023	11,050	11,767

Fidelity National Information Services, Inc.
0.375% due 03/01/2023	6,400	6,381
0.600% due 03/01/2024	12,000	11,936

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~	21,200	21,273
4.750% due 06/15/2022	400	420

General Mills, Inc.
6.410% due 10/15/2022	20,600	22,365

General Motors Co.
5.400% due 10/02/2023 (h)	15,600	16,949

Global Payments, Inc.
1.200% due 03/01/2026	3,300	3,251

Hasbro, Inc.
2.600% due 11/19/2022	1,400	1,444
3.550% due 11/19/2026	5,800	6,267

Heathrow Funding Ltd.
4.875% due 07/15/2023	2,405	2,429

Hewlett Packard Enterprise Co.
0.958% (US0003M + 0.720%) due 10/05/2021 ~	2,500	2,500

Hyatt Hotels Corp.
3.191% (US0003M + 3.000%) due 09/01/2022 ~	4,800	4,838

Hyundai Capital America
0.800% due 04/03/2023 (b)	20,000	19,968
0.800% due 01/08/2024	900	893
1.150% due 11/10/2022	24,800	24,944

IHS Markit Ltd.
5.000% due 11/01/2022	900	949

Imperial Brands Finance PLC
3.500% due 02/11/2023	500	520

24	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marathon Oil Corp.
2.800% due 11/01/2022		$15	$15

Microchip Technology, Inc.
3.922% due 06/01/2021		400	402

NetApp, Inc.
1.875% due 06/22/2025		5,800	5,925

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		24,300	25,438

Nutrition & Biosciences, Inc.
0.697% due 09/15/2022		6,900	6,915

NXP BV
3.875% due 09/01/2022		2,599	2,715
4.875% due 03/01/2024		13,150	14,621

Occidental Petroleum Corp.
1.644% (US0003M + 1.450%) due 08/15/2022 ~		7,200	7,126

Origin Energy Finance Ltd.
5.450% due 10/14/2021		8,921	9,146

Panasonic Corp.
2.536% due 07/19/2022		18,215	18,646

Phillips 66
0.900% due 02/15/2024		5,200	5,202

Saudi Arabian Oil Co.
2.750% due 04/16/2022		3,600	3,691

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		7,900	8,001

SK Hynix, Inc.
1.000% due 01/19/2024		11,200	11,190

Southern Co.
0.600% due 02/26/2024		13,800	13,722

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		100	101

Sutter Health
1.321% due 08/15/2025		3,400	3,393

Sysco Corp.
5.650% due 04/01/2025		2,500	2,910

Time Warner Cable LLC
4.000% due 09/01/2021		1,100	1,106

Toyota Motor Corp.
0.681% due 03/25/2024		25,400	25,405

Utah Acquisition Sub, Inc.
3.150% due 06/15/2021		1,500	1,505

VMware, Inc.
2.950% due 08/21/2022		23,300	24,034

Volkswagen Group of America Finance LLC
1.051% (US0003M + 0.860%) due 09/24/2021 ~		300	301
3.125% due 05/12/2023		19,600	20,605

Volkswagen International Finance NV
1.003% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	3,500	4,258

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Walt Disney Co.
1.750% due 01/13/2026	$3,800	$3,889

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	2,000	2,177

WRKCo, Inc.
3.750% due 03/15/2025	3,600	3,931

		736,469

SPECIALTY FINANCE 0.2%

CIMIC Group Ltd.
0.000% due 07/27/2021 (e)(h)	20,000	19,760

UTILITIES 3.0%

AES Corp.
1.375% due 01/15/2026	22,500	21,950

Atmos Energy Corp.
0.565% (US0003M + 0.380%) due 03/09/2023 ~	27,300	27,305

BG Energy Capital PLC
4.000% due 10/15/2021	2,692	2,743

British Transco International Finance BV
0.000% due 11/04/2021 (e)	3,100	3,094

Enel Finance International NV
2.650% due 09/10/2024	11,700	12,317
2.875% due 05/25/2022	6,164	6,323

Eversource Energy
0.800% due 08/15/2025	2,300	2,244

Exelon Generation Co. LLC
3.250% due 06/01/2025	6,300	6,731

Jersey Central Power & Light Co.
4.700% due 04/01/2024	1,700	1,850

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022	7,300	7,406

NextEra Energy Capital Holdings, Inc.
0.452% (US0003M + 0.270%) due 02/22/2023 ~	20,800	20,804
1.950% due 09/01/2022	15,200	15,534
2.800% due 01/15/2023	800	832

Pacific Gas & Electric Co.
1.367% due 03/10/2023	21,100	21,108
1.573% (US0003M + 1.375%) due 11/15/2021 ~	20,700	20,742
1.670% (US0003M + 1.480%) due 06/16/2022 ~	16,500	16,522
3.250% due 06/15/2023	5,600	5,835
3.400% due 08/15/2024	4,100	4,347
3.750% due 02/15/2024	2,900	3,086
3.850% due 11/15/2023	7,600	8,070
4.250% due 08/01/2023	5,400	5,764

Southern Power Co.
0.900% due 01/15/2026	200	195

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	25

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SSE PLC
1.250% due 04/16/2025	EUR	2,600	$3,197

Telstra Corp. Ltd.
3.125% due 04/07/2025		$200	214

Verizon Communications, Inc.
0.510% (SOFRRATE + 0.500%) due 03/22/2024 ~		12,300	12,339
0.750% due 03/22/2024		19,600	19,627

			250,179

Total Corporate Bonds & Notes (Cost $2,202,929)			2,231,398

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050		1,500	1,500

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.258% due 07/01/2025		4,700	4,746

TEXAS 0.0%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.229% due 11/01/2024		1,100	1,110

Total Municipal Bonds & Notes (Cost $7,300)			7,356

U.S. GOVERNMENT AGENCIES 13.8%

Fannie Mae
0.178% due 12/25/2036 •		358	356
0.229% due 06/25/2034 •		101	100
0.359% due 01/25/2037 •		5	5
0.409% due 03/25/2037 •		608	610
0.459% due 03/25/2037 - 03/25/2044 •		501	504
0.469% due 03/25/2037 •		32	33
0.489% due 07/25/2037 •		764	771
0.509% due 06/25/2032 - 10/25/2040 •		128	129
0.559% due 12/25/2040 •		16	16
0.579% due 07/25/2037 •		9	9
0.609% due 08/25/2037 - 06/25/2039 •		457	459
0.729% due 03/01/2035 •		73	74
0.779% due 03/25/2038 •		33	33
0.859% due 03/25/2038 - 01/25/2040 •		533	546

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.959% due 02/25/2040 •	$360	$370
1.000% due 01/25/2043	659	642
1.579% due 07/01/2042 - 07/01/2044 •	247	255
1.629% due 09/01/2041 •	28	29
1.653% due 03/01/2035 •	909	941
1.779% due 10/01/2030 - 11/01/2039 •	265	268
1.803% due 01/01/2035 •	711	745
1.815% due 11/01/2034 •	93	93
1.816% due 10/01/2034 •	213	215
2.203% due 07/01/2035 •	86	87
2.205% due 09/01/2035 •	7	7
2.242% due 12/01/2033 •	67	68
2.263% due 10/01/2035 •	803	817
2.278% due 04/01/2034 •	155	154
2.287% due 11/01/2035 •	8	8
2.323% due 09/01/2035 •	395	396
2.371% due 02/01/2028 •	22	22
2.380% due 08/01/2035 •	633	654
2.385% due 07/01/2035 •	678	689
2.470% due 11/01/2027 •	5	5
2.476% due 08/01/2029 •	153	155
2.500% due 05/25/2028 (a)	6,980	372
2.585% due 01/01/2024 •	5	5
2.631% due 08/01/2035 •	186	197
2.633% due 06/01/2035 •	175	175
2.703% due 03/01/2024 •	11	11
2.766% due 05/01/2035 •	135	136
2.852% due 09/01/2032 •	172	172
2.861% due 05/01/2035 •	374	378
3.343% due 04/01/2024 •	8	9
3.675% due 03/01/2035 •	55	55
3.781% due 06/01/2035 •	46	46
4.060% due 12/01/2036 •	11	12
4.250% due 05/25/2033	291	311
4.485% due 01/01/2028 •	3	3
4.930% due 09/01/2034 •	6	6
5.076% due 12/25/2042 ~	875	955
5.500% due 08/25/2034	710	808
5.941% due 10/25/2042 •(a)	18,665	3,500
6.041% due 11/25/2042 •(a)	24,442	3,691
6.500% due 07/25/2023 - 09/01/2033	1,238	1,459
6.541% due 01/25/2042 •(a)	2,021	382
7.000% due 04/01/2034	12	14
8.000% due 11/25/2023	1	1

Federal Housing Administration
7.430% due 10/01/2023	2	2

Freddie Mac
0.369% due 08/25/2031 •	710	693
0.389% due 09/25/2031 •	1,210	1,201
0.436% due 02/15/2037 •	29	29
0.446% due 02/15/2037 •	45	46
0.506% due 05/15/2037 •	10	10

26	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.556% due 11/15/2030 - 12/15/2031 •	$32	$32
0.626% due 05/15/2036 •	16	16
0.650% due 10/27/2025	62,200	61,576
0.656% due 01/15/2042 •	23	24
0.680% due 08/06/2025	32,300	32,116
0.800% due 10/28/2026	83,100	81,533
0.956% due 12/15/2039 •	1	1
0.961% due 01/15/2038 •	2,672	2,736
1.659% due 07/25/2044 •	1,768	1,784
2.000% due 03/01/2035 •	78	79
2.199% due 10/01/2035 •	602	637
2.248% due 10/01/2027 •	4	4
2.365% due 10/01/2023 - 11/01/2023 •	7	6
2.416% due 12/01/2022 •	3	3
2.497% due 01/01/2024 •	2	2
2.518% due 04/01/2035 •	319	320
2.555% due 06/01/2024 •	2	2
2.566% due 02/01/2037 •	9	9
2.608% due 09/01/2023 •	1	1
2.674% due 04/01/2035 •	196	197
2.680% due 08/01/2035 •	597	620
2.771% due 07/01/2027 •	5	5
2.829% due 05/01/2037 •	13	13
2.960% due 07/01/2035 •	4	4
3.000% due 03/15/2027 - 05/15/2027 (a)	11,464	655
3.000% due 03/15/2041	200	201
3.475% due 04/01/2035 •	169	169
3.500% due 02/01/2047 - 06/01/2047	13,317	14,316
3.738% due 03/01/2035 •	92	93
3.865% due 08/15/2032 ~	8	8
4.000% due 01/15/2024 (a)	68	3
5.500% due 07/15/2034	468	532
5.844% due 08/15/2043 •(a)	34,903	8,055
6.000% due 12/15/2028 - 07/15/2029	24	28
6.364% due 07/15/2036 •(a)	1,306	239
6.500% due 03/15/2029 - 07/25/2043	9,616	11,601
7.000% due 01/01/2030 - 04/01/2032	8	9
7.044% due 08/15/2036 •(a)	3,757	740
7.500% due 07/15/2030	46	55
8.000% due 04/01/2022 - 12/01/2024	5	5
8.500% due 07/01/2024 - 11/01/2025	40	42
9.510% due 08/15/2044 •	10,260	12,607

Ginnie Mae
0.720% due 03/20/2065 •	9,035	9,134
0.920% due 05/20/2066 •	3,360	3,418
1.020% due 04/20/2066 •	4,646	4,743
1.361% due 08/20/2070 •	24,813	26,332

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% (H15T1Y + 1.500%) due 10/20/2023 - 10/20/2025 ~	$203	$207
2.125% due 12/20/2026 - 12/20/2027 •	57	58
2.250% (H15T1Y + 1.500%) due 08/20/2022 - 09/20/2026 ~	209	212
2.250% due 07/20/2027 - 07/20/2034 •	140	144
2.500% due 11/20/2026 •	2	2
2.875% (H15T1Y + 1.500%) due 05/20/2022 - 05/20/2026 ~	95	97
2.875% due 04/20/2027 - 05/20/2030 •	75	77
3.000% (H15T1Y + 1.500%) due 01/20/2022 - 03/20/2026 ~	131	133
3.000% due 01/20/2027 - 02/20/2032 •	957	990
4.500% due 08/20/2048	2,385	2,610
5.000% due 02/20/2041 (a)	13	0

Uniform Mortgage-Backed Security
3.500% due 02/01/2047 - 12/01/2047	251,340	270,912
4.000% due 10/01/2047 - 08/01/2048	23,617	25,697
4.500% due 05/01/2023 - 09/01/2046	2,250	2,462
5.000% due 08/01/2025 - 08/01/2040	769	860
5.500% due 06/01/2021 - 01/01/2030	3,772	4,214
6.000% due 05/01/2021 - 01/01/2039	4,207	4,835
6.500% due 02/01/2022 - 03/01/2038	496	575
8.000% due 04/01/2030 - 11/01/2031	289	342
8.500% due 04/01/2025	16	17
9.500% due 07/01/2025 - 11/01/2025	21	24

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2036 - 06/01/2051	530,000	542,552
4.500% due 05/01/2036	50	52

Vendee Mortgage Trust
6.500% due 05/15/2029	5,345	6,086

Total U.S. Government Agencies (Cost $1,142,062)		1,162,807

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	27

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 8.1%

ABN Amro Mortgage Corp.
5.500% due 01/25/2034	$59	$60

American Home Mortgage Assets Trust
0.649% due 11/25/2035 •	637	631

American Home Mortgage Investment Trust
2.201% due 02/25/2045 •	5,169	5,227

Banc of America Alternative Loan Trust
5.500% due 10/25/2033	4,014	4,144

Banc of America Funding Trust
0.351% due 05/20/2035 •	743	754
2.731% due 02/20/2036 ~	511	511
3.128% due 05/25/2035 ~	111	113
5.500% due 09/25/2035	512	540

Banc of America Mortgage Trust
2.560% due 02/25/2035 ~	109	113
2.993% due 09/25/2035 ^~	2,055	2,021
4.403% due 05/25/2033 ~	12	12

BCAP LLC Trust
0.618% due 05/26/2035 •	164	162
1.340% due 11/26/2046 •	630	637

Bear Stearns Adjustable Rate Mortgage Trust
2.323% due 01/25/2034 ~	9	9
2.500% due 04/25/2033 ~	194	207
2.519% due 02/25/2033 ~	30	31
2.756% due 01/25/2035 ~	391	399
2.766% due 08/25/2033 ~	252	258
2.781% due 11/25/2030 ~	10	10
2.826% due 02/25/2033 ~	63	59
3.045% due 08/25/2035 ^~	1,049	958
3.056% due 10/25/2036 ^~	371	366
3.121% due 08/25/2033 ~	95	99
3.220% due 08/25/2035 ^~	7,165	7,123
4.338% due 01/25/2035 ~	2	2

Bear Stearns ALT-A Trust
2.499% due 04/25/2035 ~	2,608	2,644
2.762% due 05/25/2035 ~	410	419
3.033% due 09/25/2035 ^~	1,324	1,053
3.157% due 09/25/2034 ~	209	231

Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~	2,747	2,371

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.882% due 01/25/2035 •	260	265

Citigroup Mortgage Loan Trust
2.400% due 03/25/2034 ~	341	354
2.582% due 03/25/2036 ^~	1,876	1,821

Citigroup Mortgage Loan Trust, Inc.
2.220% due 09/25/2035 •	16	17

Countrywide Alternative Loan Trust
0.509% due 06/25/2036 ^•	439	192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
2.109% due 02/20/2036 ^•		$6,451	$6,495

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~		374	358
4.946% due 06/25/2032 ~		39	40

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.751% due 10/25/2033 ~		44	43

Credit Suisse Mortgage Capital Trust
3.234% due 07/25/2050 ~		36,037	36,973

CRSNT Commercial Mortgage Trust
0.930% due 04/15/2036 •(b)		25,400	25,400

EMF-NL Prime BV
0.298% due 04/17/2041 •	EUR	3,000	2,664

Eurosail PLC
0.237% due 12/10/2044 •	GBP	169	232
0.240% due 03/13/2045 •		622	849
1.030% (BP0003M + 0.950%) due 06/13/2045 ~		5,437	7,496

First Horizon Alternative Mortgage Securities Trust
2.286% due 09/25/2034 ~		$67	67
2.376% due 09/25/2035 ^~		252	247

Great Hall Mortgages PLC
0.000% due 03/18/2039 •	EUR	597	696
0.320% due 06/18/2039 •		$6,409	6,271

GS Mortgage Securities Trust
1.929% due 11/10/2045 ~(a)		10,055	223

GSR Mortgage Loan Trust
2.841% due 09/25/2035 ~		2,233	2,259
2.929% due 09/25/2035 ~		301	307
2.978% due 09/25/2035 ~		30	31
3.436% due 07/25/2035 ~		628	468
6.000% due 03/25/2032		36	37

HarborView Mortgage Loan Trust
3.418% due 07/19/2035 ^~		1,970	1,686

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	77,772	107,623

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		$12,047	12,141

IndyMac Mortgage Loan Trust
0.529% due 05/25/2046 •		1,455	1,417

JP Morgan Chase Commercial Mortgage Securities Trust
1.535% due 05/15/2045 ~(a)		24,056	271

JP Morgan Mortgage Trust
2.509% due 04/25/2037 ^~		258	226
2.964% due 07/25/2035 ~		74	75
3.163% due 08/25/2035 ^~		1,833	1,735

LoanCore Issuer Ltd.
0.910% due 07/15/2035 •		25,500	25,580

28	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
3.178% due 11/21/2034 ~		$81	$82

Morgan Stanley Mortgage Loan Trust
0.369% due 04/25/2035 •		2,218	2,204
0.429% due 01/25/2035 •		358	358
2.578% due 08/25/2034 ~		221	232
5.500% due 11/25/2035		1,510	1,577

MortgageIT Trust
0.749% due 02/25/2035 •		310	320

Newgate Funding PLC
0.058% due 12/15/2050 •	EUR	1,337	1,553

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.669% due 12/25/2035 •		$3,007	3,002

PFP Ltd.
0.950% due 04/14/2038 •		25,200	25,294

Prime Mortgage Trust
0.509% due 02/25/2034 •		300	290

Ready Capital Mortgage Financing LLC
1.110% due 04/25/2038 •		26,400	26,489

Residential Mortgage Securities PLC
0.881% due 03/20/2050 •	GBP	711	981
1.299% due 06/20/2070 •		21,597	30,060

Ripon Mortgages PLC
0.860% due 08/20/2056 •		21,589	29,811

RMAC PLC
0.780% due 06/12/2046 •		5,482	7,539

Stratton Mortgage Funding PLC
0.949% due 07/20/2060 •		30,400	41,895

Structured Adjustable Rate Mortgage Loan Trust
2.578% due 02/25/2034 ~		$27	27

Structured Asset Mortgage Investments Trust
0.369% due 03/25/2037 •		49	21
0.669% due 02/25/2036 ^•		1,731	1,663
0.770% due 09/19/2032 •		524	523
6.143% due 06/25/2029 ~		47	47

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.353% due 06/25/2033 ~		23	22

SunTrust Adjustable Rate Mortgage Loan Trust
3.207% due 01/25/2037 ^~		835	740

Thornburg Mortgage Securities Trust
2.553% due 12/25/2045 ^•		1,371	1,394
2.806% due 10/25/2045 •		7,667	7,470

Towd Point HE Trust
0.918% due 02/25/2063 ~		20,089	20,101

Towd Point Mortgage Funding
0.951% due 07/20/2045 •	GBP	46,664	64,512

Towd Point Mortgage Funding PLC
0.950% due 05/20/2045 •		44,219	61,198
1.058% due 10/20/2051 •		32,435	45,004

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trinity Square PLC
0.899% due 07/15/2059 •	$21,500	$29,642
1.178% due 07/15/2051 •	2,040	2,816

WaMu Mortgage Pass-Through Certificates Trust
0.689% due 10/25/2045 •	46	46
0.849% due 11/25/2034 •	2,260	2,300
1.259% due 08/25/2046 •	40	38
1.659% due 06/25/2042 •	342	338
2.808% due 01/25/2036 ~	122	124
6.000% due 06/25/2034	730	795

Washington Mutual Mortgage Pass-Through Certificates Trust
2.100% due 02/25/2033 ~	18	18

Wells Fargo Commercial Mortgage Trust
1.737% due 10/15/2045 ~(a)	74,310	1,447

Wells Fargo-RBS Commercial Mortgage Trust
1.474% due 03/15/2044 ~(a)	5,843	0

Total Non-Agency Mortgage-Backed Securities (Cost $663,877)		687,696

ASSET-BACKED SECURITIES 6.0%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	14,382	14,479

Adams Mill CLO Ltd.
1.341% due 07/15/2026 •	484	484

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.784% due 10/25/2035 •	2,922	2,922

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.859% due 09/25/2035 •	2,899	2,901

Asset-Backed Securities Corp. Home Equity Loan Trust
0.626% due 06/15/2031 •	4	4

Atlas Senior Loan Fund Ltd.
1.523% due 01/16/2030 •	9,000	9,005

Bear Stearns Asset-Backed Securities Trust
1.109% due 10/25/2037 •	3,165	3,166
1.109% due 11/25/2042 •	282	275
1.909% due 03/25/2043 •	1,287	1,300

Benefit Street Partners CLO Ltd.
1.003% due 07/18/2027 •	438	438

Carrington Mortgage Loan Trust
1.463% due 10/17/2029 •	18,200	18,207

Centex Home Equity Loan Trust
1.039% due 09/25/2034 •	1,504	1,500

Chesapeake Funding LLC
0.476% due 08/15/2030 •	6,337	6,344
3.230% due 08/15/2030	5,416	5,485

Countrywide Asset-Backed Certificates
0.529% due 01/25/2045 •	5,496	5,473

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	29

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust, Inc.
0.829% due 07/25/2034 •	$1,706	$1,688

Countrywide Asset-Backed Certificates, Inc.
0.859% due 03/25/2034 •	674	673

Crown Point CLO Ltd.
1.163% due 07/17/2028 •	10,210	10,213

Dryden Senior Loan Fund
1.141% due 10/15/2027 •	17,742	17,749
1.261% due 04/15/2029 •	24,900	24,943

Edsouth Indenture LLC
1.259% due 09/25/2040 •	4,251	4,285

Enterprise Fleet Financing LLC
3.380% due 05/20/2024	6,518	6,579

EquiFirst Mortgage Loan Trust
0.589% due 01/25/2034 •	242	235

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •	15,149	15,157

Evergreen Credit Card Trust
1.900% due 09/16/2024	23,600	24,153

Figueroa CLO Ltd.
1.141% due 01/15/2027 •	1,348	1,350

First Franklin Mortgage Loan Asset-Backed Certificates
0.934% due 05/25/2034 •	1,556	1,542

First Franklin Mortgage Loan Trust
0.784% due 06/25/2036 •	420	420

First NLC Trust
0.814% due 12/25/2035 •	1,409	1,409

Fremont Home Loan Trust
0.169% due 01/25/2037 •	205	115

Gallatin CLO Ltd.
1.274% due 01/21/2028 •	19,173	19,195

GSAMP Trust
0.179% due 12/25/2036 •	1,620	1,000
0.979% due 11/25/2034 •	1,974	1,962

Hertz Fleet Lease Funding LP
0.606% due 05/10/2032 •	5,300	5,301

Home Equity Asset Trust
0.669% due 08/25/2036 •	11,936	11,823

HSI Asset Securitization Corp. Trust
0.159% due 10/25/2036 •	35	18

Massachusetts Educational Financing Authority
1.168% due 04/25/2038 •	1,960	1,966

Mid-State Trust
4.864% due 07/15/2038	163	174

MidOcean Credit CLO
1.474% due 01/20/2029 •	13,300	13,315

Morgan Stanley ABS Capital, Inc. Trust
0.814% due 12/25/2034 •	504	473

Morgan Stanley IXIS Real Estate Capital Trust
0.159% due 11/25/2036 •	16	7

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain View CLO Ltd.
1.045% due 10/13/2027 •		$1,558	$1,558

New Century Home Equity Loan Trust
0.439% due 02/25/2036 •		3,910	3,899
0.829% due 03/25/2035 •		2,002	1,987

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.844% due 05/25/2035 •		1,251	1,249

NovaStar Mortgage Funding Trust
0.429% due 05/25/2036 •		3,444	3,398

Option One Mortgage Loan Trust
0.844% due 08/25/2035 •		1,412	1,411

Palmer Square CLO Ltd.
1.044% due 08/15/2026 •		6,972	6,972

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	17,700	20,771
1.150% due 01/15/2030 •		19,400	22,826

Palmer Square Loan Funding Ltd.
1.094% due 11/15/2026 •		$10,214	10,218
1.194% due 04/20/2027 •		762	762

RAAC Trust
0.809% due 03/25/2034 •		131	133

Renaissance Home Equity Loan Trust
0.809% due 08/25/2032 •		40	39

Residential Asset Securities Corp. Trust
0.904% due 01/25/2035 •		279	279
0.934% due 07/25/2034 •		1,118	1,103

Santander Drive Auto Receivables Trust
0.456% due 05/15/2023 •		6,727	6,731

Saxon Asset Securities Trust
0.429% due 09/25/2047 •		393	393
0.904% due 03/25/2035 ^•		899	884

Securitized Asset-Backed Receivables LLC Trust
0.169% due 12/25/2036 ^•		3,119	1,057
0.239% due 05/25/2037 ^•		548	468

SLC Student Loan Trust
0.284% due 09/15/2026 •		408	408
0.294% due 03/15/2027 •		5,484	5,463

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	30	36
0.008% due 12/15/2033 •		881	977
0.308% due 01/26/2026 •		$1,941	1,940
0.338% due 01/25/2027 •		2,773	2,767
0.368% due 10/25/2029 •		14,955	14,847

Sound Point CLO Ltd.
1.114% due 01/20/2028 •		4,515	4,520
1.368% due 01/23/2029 •		6,900	6,908

Soundview Home Loan Trust
0.169% due 11/25/2036 •		1,276	521

South Carolina Student Loan Corp.
1.191% due 09/03/2024 •		996	1,001

30	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SP-Static CLO Ltd.
1.622% due 07/22/2028 •		$10,686	$10,707

St Paul’s CLO DAC
0.850% due 04/25/2030 •	EUR	3,800	4,463

Structured Asset Investment Loan Trust
0.814% due 03/25/2034 •		$3,501	3,441
0.829% due 02/25/2035 •		1,120	1,126
1.009% due 09/25/2034 •		122	118
1.084% due 10/25/2033 •		1,151	1,152

Structured Asset Securities Corp.
0.769% due 02/25/2035 •		540	540

TCW CLO Ltd.
1.274% due 10/20/2031 •		17,819	17,833

Telos CLO Ltd.
1.173% due 04/17/2028 •		1,123	1,123

TICP CLO Ltd.
1.064% due 04/20/2028 •		21,586	21,570

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		9,928	10,023
2.900% due 10/25/2059 ~		4,549	4,759

TPG Real Estate Finance Ltd.
1.258% due 10/15/2034 •		15,200	15,199

Tralee CLO Ltd.
1.334% due 10/20/2028 •		1,493	1,494

Upstart Securitization Trust
2.684% due 01/21/2030		7,606	7,661

Venture CLO Ltd.
1.121% due 04/15/2027 •		1,309	1,311
1.244% due 04/20/2029 •		23,986	23,997

WhiteHorse Ltd.
1.153% due 04/17/2027 •		2,894	2,897

Zais CLO Ltd.
1.391% due 04/15/2028 •		14,381	14,400

Total Asset-Backed Securities (Cost $503,560)			507,068

SOVEREIGN ISSUES 4.8%

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2021 (e)	BRL	1,532,200	266,819
0.000% due 01/01/2022 (e)		303,500	52,134

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	51,100	15,285
5.500% due 01/31/2022		4,600	1,439

Peru Government International Bond
8.200% due 08/12/2026	PEN	163,500	57,118

Provincia de Buenos Aires
37.855% due 04/12/2025	ARS	28,931	170

Qatar Government International Bond
2.375% due 06/02/2021		$6,500	6,525

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saudi Government International Bond
2.375% due 10/26/2021		$3,411	$3,449

Total Sovereign Issues (Cost $410,543)			402,939

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos S.A.B. de C.V. (c)		572	0

Total Common Stocks (Cost $607)			0

SHORT-TERM INSTRUMENTS 25.6%

REPURCHASE AGREEMENTS (i) 2.1%
			177,272

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.2%

Federal Home Loan Bank
0.015% due 06/18/2021 (e)(f)		$14,100	14,100

ARGENTINA TREASURY BILLS 0.0%
18.932% due 06/30/2021 - 09/13/2021 (d)(e)	ARS	58,595	411

ISRAEL TREASURY BILLS 0.3%
(0.028)% due 06/02/2021 - 03/02/2022 (d)(e)	ILS	88,694	26,541

JAPAN TREASURY BILLS 7.6%
(0.100)% due 05/17/2021 - 05/24/2021 (d)(e)	JPY	70,850,000	639,965

U.S. TREASURY BILLS 8.5%
0.073% due 04/20/2021 - 09/23/2021 (d)(e)(k)(m)		$720,900	720,870

U.S. TREASURY CASH MANAGEMENT BILLS 6.9%
0.064% due 05/13/2021 - 07/20/2021 (b)(d)(e)		579,000	578,984

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

California Earthquake Authority Revenue Notes, Series 2020
1.227% due 07/01/2021	$800	$802

Total Municipal Bonds & Notes (Cost $800)		802

Total Short-Term Instruments (Cost $2,191,879)		2,158,945

Total Investments in Securities (Cost $7,122,757)		7,158,209

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 22.3%

SHORT-TERM INSTRUMENTS 22.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 22.3%

PIMCO Short Asset Portfolio	145,325,076	$1,458,192

PIMCO Short-Term Floating NAV Portfolio III	43,151,027	425,469

Total Short-Term Instruments (Cost $1,868,439)		1,883,661

Total Investments in Affiliates (Cost $1,868,439)		1,883,661

Total Investments 107.1% (Cost $8,991,196)		$9,041,870

Financial Derivative Instruments (j)(l) 0.7% (Cost or Premiums, net $8,668)		56,779

Other Assets and Liabilities, net (7.8)%		(656,335)

Net Assets 100.0%		$8,442,314

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Contingent convertible security.

32	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2021

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	07/27/2021	02/23/2021	$19,773	$19,760	0.23%
Ford Credit Canada Co.	2.766	06/22/2022	10/19/2020	1,502	1,601	0.02
Ford Credit Canada Co.	3.483	01/10/2022	10/20/2020 - 10/29/2020	7,542	8,024	0.10
General Motors Co.	5.400	10/02/2023	05/07/2020	15,588	16,949	0.20
Wells Fargo & Co.	2.509	10/27/2023	10/20/2020	9,693	10,166	0.12

				$54,098	$56,500	0.67%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.010%	04/01/2021	04/05/2021	$15,500	U.S. Treasury Notes 1.625% due 12/15/2022	$(15,813)	$15,500	$15,500
BOS	0.030	03/26/2021	04/05/2021	100,000	U.S. Treasury Bonds 1.375% due 11/15/2040	(100,811)	100,000	100,001
FICC	0.000	03/31/2021	04/01/2021	26,772	U.S. Treasury Notes 0.125% due 02/28/2023	(27,308)	26,772	26,772
JPS	0.020	03/31/2021	04/01/2021	35,000	U.S. Treasury Inflation Protected Securities 0.125% due 10/15/2025	(35,709)	35,000	35,000

Total Repurchase Agreements						$(179,641)	$177,272	$177,273

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (10.8)%
Uniform Mortgage-Backed Security, TBA	3.500%	04/01/2051	$50,035	$(53,093)	$(52,859)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2051	75,665	(80,217)	(79,959)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2051	728,800	(784,050)	(781,980)

Total Short Sales (10.8)%				$(917,360)	$(914,798)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	33

Schedule of Investments PIMCO Low Duration Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$115,501	$0	$0	$115,501	$(117,692)	$(2,191)
FICC	26,772	0	0	26,772	(27,308)	(536)
JPS	35,000	0	0	35,000	(35,709)	(709)

Total Borrowings and Other Financing Transactions	$177,273	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(21,469) at a weighted average interest rate of (0.330%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	22,878	$5,049,782	$(5,019)	$0	$(1,073)
U.S. Treasury 5-Year Note June Futures	06/2021	9,735	1,201,284	(16,073)	0	(1,597)

				$(21,092)	$0	$(2,670)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	3,960	$(518,513)	$13,081	$990	$0
U.S. Treasury 30-Year Bond June Futures	06/2021	666	(102,959)	4,151	291	0
United Kingdom Long Gilt June Futures	06/2021	609	(107,120)	1,217	437	(8)

				$18,449	$1,718	$(8)

Total Futures Contracts				$(2,643)	$1,718	$(2,678)

34	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2021

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025		$ 69,700	$1,457	$229	$1,686	$81	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		51,800	1,141	84	1,225	65	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025	EUR	5,328	679	94	773	24	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		9,000	1,174	93	1,267	62	0

						$4,451	$500	$4,951	$232	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2030	GBP	30,500	$378	$548	$926	$151	$0
Receive(4)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		23,700	1,397	491	1,888	325	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	252,900	(1)	473	472	0	(16)
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		202,200	0	369	369	0	(13)
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		200,300	(4)	378	374	0	(13)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		57,900	0	106	106	0	(4)
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		85,700	0	156	156	0	(5)
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		29,000	0	52	52	0	(2)
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		26,900	0	(32)	(32)	2	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		662,500	(12)	(761)	(773)	42	0
Pay	1-Year BRL-CDI	3.360	Maturity	01/03/2022		3,892,800	1,114	(2,849)	(1,735)	249	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		1,109,100	(534)	(466)	(1,000)	71	0
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	52,710,000	1,840	(8)	1,832	0	(73)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		650,000	(37)	(51)	(88)	3	0
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		1,755,000	0	(815)	(815)	0	(88)
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		1,755,000	0	(804)	(804)	0	(88)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		11,190,000	79	(6,987)	(6,908)	594	0
Pay	6-Month JPY-LIBOR	0.430	Semi-Annual	03/19/2041		1,591,000	0	60	60	0	(105)
Pay	6-Month JPY-LIBOR	0.410	Semi-Annual	03/25/2041		274,500	0	0	0	0	(38)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		1,480,000	(46)	(1,623)	(1,669)	159	0
Receive	6-Month JPY-LIBOR	0.538	Semi-Annual	03/15/2051		1,369,000	(30)	67	37	94	0
Receive	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		1,135,000	623	(42)	581	131	0
Receive	6-Month JPY-LIBOR	0.557	Semi-Annual	03/17/2051		3,082,000	0	(67)	(67)	365	0
Receive	6-Month JPY-LIBOR	0.565	Semi-Annual	03/19/2051		1,186,000	0	(51)	(51)	140	0
Receive	6-Month JPY-LIBOR	0.570	Semi-Annual	03/19/2051		1,095,000	0	(62)	(62)	130	0

							$ 4,767	$(11,918)	$(7,151)	$2,456	$(445)

Total Swap Agreements							$9,218	$(11,418)	$(2,200)	$2,688	$(445)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	35

Schedule of Investments PIMCO Low Duration Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)			Market Value	Variation Margin Liability(5)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,718	$2,771	$4,489	$0	$(2,678)	$(463)	$(3,141)

(k)

Securities with an aggregate market value of $26,953 and cash of $18,313 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin asset of $83 and liability of $(18) for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2021		DKK	2,441	$		388	$3	$0
	05/2021		EUR	766			926	27	0
	05/2021		GBP	21,517			29,538	0	(129)
	05/2021		NOK	1,400			165	2	0
	05/2021	$		3,520		GBP	2,534	0	(26)
	07/2021			389		DKK	2,442	0	(3)
BPS	04/2021		AUD	10,067	$		7,973	326	0
	04/2021		BRL	121,400			22,043	475	0
	04/2021	$		21,308		BRL	121,400	260	0
	05/2021		GBP	30,204	$		41,936	291	0
	05/2021		JPY	29,000,000			276,270	14,234	0
	06/2021		KRW	292,561			260	1	0
BSH	04/2021		BRL	1,005,300			189,990	11,437	(51)
	04/2021	$		176,960		BRL	1,005,300	1,779	(136)
	10/2021		BRL	685,000	$		120,395	675	0
	01/2022			179,900			31,268	188	0

36	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	04/2021		AUD	3,290	$		2,548	$49	$0
	05/2021		GBP	267,933			372,821	3,401	0
	05/2021		PEN	222,746			61,735	2,237	0
	05/2021	$		16		RUB	1,193	0	0
	06/2021		ILS	2,200	$		668	10	0
	06/2021	$		32		RUB	2,403	0	(1)
	10/2021		ILS	2,001	$		605	4	0
	11/2021			92,492			28,388	598	0
	02/2022			14,304			4,427	123	0
	03/2022			12,305			3,713	9	0
GLM	04/2021		AUD	4,692			3,750	187	0
	04/2021	$		24,019		AUD	31,465	0	(120)
	04/2021			24		RUB	1,783	0	0
	05/2021		AUD	29,658	$		22,625	95	0
	03/2022		ILS	11,203			3,410	38	0
HUS	04/2021	$		1,053		DKK	6,445	0	(37)
	05/2021		EUR	79,453	$		96,022	2,768	0
	05/2021	$		5,004		GBP	3,585	0	(61)
	05/2021			16		RUB	1,209	0	0
	09/2021		MXN	3,378	$		161	0	(2)
	01/2022		ILS	4,855			1,504	43	0
JPM	04/2021		BRL	952,500			167,184	0	(2,039)
	04/2021	$		171,083		BRL	952,500	0	(1,859)
	05/2021		GBP	4,172	$		5,814	62	0
	05/2021		SEK	3,235			390	19	0
	05/2021	$		1,999		JPY	211,000	0	(92)
	10/2021		BRL	847,200	$		150,024	1,956	0
	11/2021		ILS	5,323			1,644	45	0
	01/2022		BRL	123,600			21,622	268	0
MYI	04/2021		AUD	13,416			10,628	438	0
	05/2021		JPY	41,850,000			396,737	18,614	0
	05/2021	$		1,034		GBP	751	2	0
	05/2021			1,192		JPY	126,700	0	(47)
SCX	06/2021		INR	15,057	$		202	0	(2)
SOG	05/2021		JPY	114,547			1,082	48	0
SSB	05/2021	$		2,168		GBP	1,539	0	(46)
TOR	04/2021		CAD	25,785	$		20,369	0	(149)
	04/2021	$		20,516		CAD	25,785	3	0
	05/2021		CAD	25,785	$		20,517	0	(3)
UAG	04/2021	$		8		RUB	620	0	0

Total Forward Foreign Currency Contracts								$60,715	$(4,803)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900%	03/10/2022	9,200	$729	$1,011
JPM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/11/2022	9,200	0	1,012

							$729	$2,023

Total Purchased Options							$729	$2,023

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	6.250	05/27/2021	12,600	$(200)	$(66)
	Call - OTC USD versus BRL		6.000	06/04/2021	22,000	(327)	(281)

						$(527)	$(347)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800%	03/10/2022	24,850	$(710)	$(1,021)
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/11/2022	24,850	0	(1,024)

							$(710)	$(2,045)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	$99.914	05/06/2021	4,000	$(23)	$(35)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	8,000	(56)	(110)
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	8,000	(31)	(40)

					$(110)	$(185)

Total Written Options					$(1,347)	$(2,577)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
MYC	Barclays Bank PLC	1.000%	Quarterly	12/20/2021	0.168%	EUR	9,800	$68	$5	$73	$0

Total Swap Agreements								$68	$5	$73	$0

38	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$32	$0	$0	$32	$(158)	$(347)	$0	$(505)	$(473)	$463	$(10)
BPS	15,587	0	0	15,587	0	0	0	0	15,587	(14,840)	747
BSH	14,079	0	0	14,079	(187)	0	0	(187)	13,892	(19,140)	(5,248)
CBK	6,431	0	0	6,431	(1)	0	0	(1)	6,430	(8,673)	(2,243)
GLM	320	1,011	0	1,331	(120)	(1,021)	0	(1,141)	190	0	190
HUS	2,811	0	0	2,811	(100)	0	0	(100)	2,711	(2,740)	(29)
JPM	2,350	1,012	0	3,362	(3,990)	(1,169)	0	(5,159)	(1,797)	(340)	(2,137)
MYC	0	0	73	73	0	0	0	0	73	0	73
MYI	19,054	0	0	19,054	(47)	0	0	(47)	19,007	(17,280)	1,727
SAL	0	0	0	0	0	(40)	0	(40)	(40)	0	(40)
SCX	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SOG	48	0	0	48	0	0	0	0	48	0	48
SSB	0	0	0	0	(46)	0	0	(46)	(46)	0	(46)
TOR	3	0	0	3	(152)	0	0	(152)	(149)	50	(99)

Total Over the Counter	$60,715	$2,023	$73	$62,811	$(4,803)	$(2,577)	$0	$(7,380)

(m)

Securities with an aggregate market value of $513 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,718	$1,718
Swap Agreements	0	232	0	0	2,539	2,771

	$0	$232	$0	$0	$4,257	$4,489

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$60,715	$0	$60,715
Purchased Options	0	0	0	0	2,023	2,023
Swap Agreements	0	73	0	0	0	73

	$0	$73	$0	$60,715	$2,023	$62,811

	$0	$305	$0	$60,715	$6,280	$67,300

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,678	$2,678
Swap Agreements	0	0	0	0	463	463

	$0	$0	$0	$0	$3,141	$3,141

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,803	$0	$4,803
Written Options	0	0	0	347	2,230	2,577

	$0	$0	$0	$5,150	$2,230	$7,380

	$0	$0	$0	$5,150	$5,371	$10,521

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,606)	$(1,606)
Futures	0	0	0	0	60,340	60,340
Swap Agreements	0	1,583	0	0	(7,613)	(6,030)

	$0	$1,583	$0	$0	$51,121	$52,704

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,913	$0	$27,913
Written Options	0	0	0	0	547	547
Swap Agreements	0	47	0	0	0	47

	$0	$47	$0	$27,913	$547	$28,507

	$0	$1,630	$0	$27,913	$51,668	$81,211

40	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1,574	$1,574
Futures	0	0	0	0	(49,450)	(49,450)
Swap Agreements	0	111	0	0	11,394	11,505

	$0	$111	$0	$0	$(36,482)	$(36,371)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13,304)	$0	$(13,304)
Purchased Options	0	0	0	0	1,294	1,294
Written Options	0	0	0	3,405	(1,411)	1,994
Swap Agreements	0	5	0	0	0	5

	$0	$5	$0	$(9,899)	$(117)	$(10,011)

	$0	$116	$0	$(9,899)	$(36,599)	$(46,382)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,224,990	$0	$1,224,990
Industrials	0	736,469	0	736,469
Specialty Finance	0	19,760	0	19,760
Utilities	0	250,179	0	250,179
Municipal Bonds & Notes
California	0	1,500	0	1,500
Florida	0	4,746	0	4,746
Texas	0	1,110	0	1,110
U.S. Government Agencies	0	1,162,807	0	1,162,807
Non-Agency Mortgage-Backed Securities	25,400	662,296	0	687,696
Asset-Backed Securities	0	507,068	0	507,068
Sovereign Issues	0	402,939	0	402,939
Short-Term Instruments
Repurchase Agreements	0	177,272	0	177,272
Short-Term Notes	0	14,100	0	14,100
Argentina Treasury Bills	0	411	0	411
Israel Treasury Bills	0	26,541	0	26,541
Japan Treasury Bills	0	639,965	0	639,965
U.S. Treasury Bills	0	720,870	0	720,870
U.S. Treasury Cash Management Bills	0	578,984	0	578,984
Municipal Bonds & Notes	0	802	0	802

	$25,400	$7,132,809	$0	$7,158,209

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,883,661	$0	$0	$1,883,661

Total Investments	$1,909,061	$7,132,809	$0	$9,041,870

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(914,798)	$0	$(914,798)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	41

Schedule of Investments PIMCO Low Duration Fund (Cont.)

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,718	$2,688	$0	$4,406
Over the counter	0	62,811	0	62,811

	$1,718	$65,499	$0	$67,217

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,678)	(445)	0	(3,123)
Over the counter	0	(7,380)	0	(7,380)

	$(2,678)	$(7,825)	$0	$(10,503)

Total Financial Derivative Instruments	$(960)	$57,674	$0	$56,714

Totals	$1,908,101	$6,275,685	$0	$8,183,786

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

42	PIMCO LOW DURATION FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C, Class C-2 and Class R shares of the PIMCO Low Duration Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Fund’s Class C and Class C-2 shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C and Class C-2 shares to Class A shares, as described in Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of

ANNUAL REPORT	MARCH 31, 2021	43

Notes to Financial Statements (Cont.)

Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP

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may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires

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Notes to Financial Statements (Cont.)

funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes

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obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In

ANNUAL REPORT	MARCH 31, 2021	47

Notes to Financial Statements (Cont.)

valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

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(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads,

ANNUAL REPORT	MARCH 31, 2021	49

Notes to Financial Statements (Cont.)

default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

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Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the

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Notes to Financial Statements (Cont.)

Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$608,646	$815,802	$0	$0	$33,744	$1,458,192	$15,802	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$979,277	$1,455,744	$(2,011,400)	$2,310	$(462)	$425,469	$1,244	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in

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bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables,

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Notes to Financial Statements (Cont.)

home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

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Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

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Notes to Financial Statements (Cont.)

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short

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sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

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Notes to Financial Statements (Cont.)

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of

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the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in

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Notes to Financial Statements (Cont.)

unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

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To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

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Notes to Financial Statements (Cont.)

standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront

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fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed

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Notes to Financial Statements (Cont.)

income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for

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Notes to Financial Statements (Cont.)

the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber

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security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward

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Notes to Financial Statements (Cont.)

settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an

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investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.25%	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C, Class C-2 and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C, Class C-2 and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares, 0.50% for Class C-2 shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C, Class C-2 and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C, Class C-2 and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class C-2	0.50%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

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In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $10,363.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$1,007,454	$881,955

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure

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Notes to Financial Statements (Cont.)

under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$25,286,967	$28,017,637	$2,913,282	$2,569,725

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2021				Year Ended 03/31/2020

	Shares		Amount		Shares	Amount

Receipts for shares sold

Institutional Class	283,782		$2,813,017		252,612	$2,476,061

I-2	95,398		945,597		142,870	1,401,092

I-3	7,651		75,782		2,735	26,539

Administrative Class	2,233		22,136		3,192	31,320

Class A	42,977		426,186		29,870	293,004

Class C	2,665		26,403		2,598	25,445

Class C-2	33	(a)	330	(a)	N/A	N/A

Class R	4,033		39,981		7,537	73,914

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	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount
Issued as reinvestment of distributions

Institutional Class	6,087	$60,333	15,506	$152,118

I-2	2,462	24,395	3,762	36,910

I-3	25	247	23	221

Administrative Class	52	516	209	2,052

Class A	1,010	10,008	2,670	26,196

Class C	82	814	346	3,397

Class C-2	0 (a)	0 (a)	N/A	N/A

Class R	86	848	259	2,537

Cost of shares redeemed

Institutional Class	(265,922)	(2,629,898)	(339,769)	(3,328,049)

I-2	(98,270)	(973,993)	(37,200)	(364,214)

I-3	(5,528)	(54,490)	(791)	(7,724)

Administrative Class	(2,954)	(29,269)	(6,220)	(60,998)

Class A	(30,025)	(297,721)	(40,279)	(393,955)

Class C	(10,238)	(101,549)	(9,754)	(95,660)

Class C-2	0 (a)	0 (a)	N/A	N/A

Class R	(4,045)	(40,000)	(4,980)	(48,785)

Net increase (decrease) resulting from Fund share transactions	31,594	$319,673	25,196	$251,421

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class C-2 was October 21, 2020.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations,

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Notes to Financial Statements (Cont.)

which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Low Duration Fund	$15,813	$0	$5,359	$(457)	$(305,392)	$0	$0	$(284,677)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, hyperinflationary investments, and defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Low Duration Fund	$164,805	$140,587

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Low Duration Fund	$8,171,880	$118,285	$(112,506)	$5,779

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, hyperinflationary investments, and defaulted securities.

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March 31, 2021

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Low Duration Fund	$106,155	$0	$0	$217,700	$0	$24,797

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2021	75

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Low Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Low Duration Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

76	PIMCO LOW DURATION FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BOS	BofA Securities, Inc.	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
DKK	Danish Krone	PEN	Peruvian New Sol
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SEK	Swedish Krona
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
BP0003M	3 Month GBP-LIBOR	MAKA5DAY	Israel Gilon 5 Day
CDOR03	3 month CDN Swap Rate	SOFRRATE	Secured Overnight Financing Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced

ANNUAL REPORT	MARCH 31, 2021	77

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Low Duration Fund	0%	0%	$106,155	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.   The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PIMCO Low Duration Fund	0%

78	PIMCO LOW DURATION FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2021	79

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

80	PIMCO LOW DURATION FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2021	81

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

82	PIMCO LOW DURATION FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2021	83

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

84	PIMCO LOW DURATION FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3014AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

PIMCO Real Return Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

2	PIMCO REAL RETURN FUND

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (Cont.)

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO REAL RETURN FUND

Important Information About the PIMCO Real Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the PIMCO Real Return Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, 1-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The

6	PIMCO REAL RETURN FUND

Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/27/18	04/28/00	01/29/97	01/29/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the PIMCO Real Return Fund (Cont.)

relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

8	PIMCO REAL RETURN FUND

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ANNUAL REPORT	MARCH 31, 2021	9

PIMCO Real Return Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	9.75%	4.28%	3.45%	5.80%
PIMCO Real Return Fund I-2	9.64%	4.18%	3.35%	5.70%
PIMCO Real Return Fund I-3	9.58%	4.13%	3.30%	5.65%
PIMCO Real Return Fund Administrative Class	9.47%	4.02%	3.19%	5.53%
PIMCO Real Return Fund Class A	9.31%	3.87%	3.04%	5.35%
PIMCO Real Return Fund Class A (adjusted)	5.21%	3.08%	2.64%	5.22%
PIMCO Real Return Fund Class C	8.75%	3.35%	2.52%	4.83%
PIMCO Real Return Fund Class C (adjusted)	7.75%	3.35%	2.52%	4.83%
PIMCO Real Return Fund Class R	9.04%	3.61%	2.78%	5.08%
Bloomberg Barclays U.S. TIPS Index	7.54%	3.86%	3.44%	5.30%
Lipper Inflation-Protected Bond Funds Average	10.08%	3.48%	2.71%	4.44%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.53% for Institutional Class shares, 0.63% for I-2 shares, 0.73% for I-3 shares, 0.78% for Administrative Class shares, 0.93% for Class A shares, 1.43% for Class C shares, and 1.18% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	I-2 - PRLPX	I-3 - PRNPX	Administrative Class - PARRX
Class A - PRTNX	Class C - PRTCX	Class R - PRRRX

Allocation Breakdown as of March 31, 2021†§

U.S. Treasury Obligations	75.9%
Sovereign Issues	6.8%
Asset-Backed Securities	5.6%
U.S. Government Agencies	5.1%
Corporate Bonds & Notes	3.3%
Non-Agency Mortgage-Backed Securities	2.7%
Short-Term Instruments‡	0.1%
Other	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute returns, as TIPS posted positive returns.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as U.S. BEI spreads widened.

»	Exposure to non-Agency residential mortgage-backed securities (“RMBS”) contributed to relative performance, as these securities posted positive returns.
»	Exposure to agency RMBS contributed to relative performance, as these securities moved higher.

»

Overweight exposure to Eurozone BEI spreads (or the yield differential between Eurozone nominal Treasuries and like-maturity Eurozone inflation linked bonds) contributed to relative performance, as Eurozone BEI spreads widened.

»	Overweight exposure to U.S. duration strategies detracted from relative performance, as U.S. rates beyond the short end moved higher.

»	Short exposure to high yield corporate credit through buy-protection index credit default swaps detracted from relative performance, as high yield corporate bonds broadly posted positive returns.

ANNUAL REPORT	MARCH 31, 2021	11

Expense Example PIMCO Real Return Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,006.70	$2.40	$1,000.00	$1,022.54	$2.42	0.48%
I-2	1,000.00	1,006.20	2.90	1,000.00	1,022.04	2.92	0.58
I-3	1,000.00	1,006.00	3.15	1,000.00	1,021.79	3.18	0.63
Administrative Class	1,000.00	1,005.50	3.65	1,000.00	1,021.29	3.68	0.73
Class A	1,000.00	1,004.70	4.40	1,000.00	1,020.54	4.43	0.88
Class C	1,000.00	1,002.10	6.89	1,000.00	1,018.05	6.94	1.38
Class R	1,000.00	1,003.50	5.64	1,000.00	1,019.30	5.69	1.13

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO REAL RETURN FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2021	13

Financial Highlights PIMCO Real Return Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2021	$11.29	$0.17	$0.93	$1.10	$(0.33)	$0.00	$(0.33)

03/31/2020	10.91	0.29	0.32	0.61	(0.23)	0.00	(0.23)

03/31/2019	10.90	0.23	0.04	0.27	(0.26)	0.00	(0.26)

03/31/2018	11.06	0.28	(0.17)	0.11	(0.27)	0.00	(0.27)

03/31/2017	10.92	0.35	(0.05)	0.30	(0.16)	0.00	(0.16)

I-2

03/31/2021	11.29	0.16	0.93	1.09	(0.32)	0.00	(0.32)

03/31/2020	10.91	0.28	0.32	0.60	(0.22)	0.00	(0.22)

03/31/2019	10.90	0.24	0.02	0.26	(0.25)	0.00	(0.25)

03/31/2018	11.06	0.27	(0.17)	0.10	(0.26)	0.00	(0.26)

03/31/2017	10.92	0.36	(0.07)	0.29	(0.15)	0.00	(0.15)

I-3

03/31/2021	11.29	0.18	0.90	1.08	(0.31)	0.00	(0.31)

03/31/2020	10.91	0.42	0.17	0.59	(0.21)	0.00	(0.21)

04/27/2018 - 03/31/2019	10.84	0.00	0.27	0.27	(0.20)	0.00	(0.20)

Administrative Class

03/31/2021	11.29	0.15	0.92	1.07	(0.30)	0.00	(0.30)

03/31/2020	10.91	0.26	0.32	0.58	(0.20)	0.00	(0.20)

03/31/2019	10.90	0.22	0.02	0.24	(0.23)	0.00	(0.23)

03/31/2018	11.06	0.26	(0.18)	0.08	(0.24)	0.00	(0.24)

03/31/2017	10.92	0.34	(0.07)	0.27	(0.13)	0.00	(0.13)

Class A

03/31/2021	11.29	0.12	0.93	1.05	(0.28)	0.00	(0.28)

03/31/2020	10.91	0.24	0.32	0.56	(0.18)	0.00	(0.18)

03/31/2019	10.90	0.19	0.04	0.23	(0.22)	0.00	(0.22)

03/31/2018	11.06	0.24	(0.18)	0.06	(0.22)	0.00	(0.22)

03/31/2017	10.92	0.32	(0.06)	0.26	(0.12)	0.00	(0.12)

Class C

03/31/2021	11.29	0.03	0.96	0.99	(0.22)	0.00	(0.22)

03/31/2020	10.91	0.22	0.29	0.51	(0.13)	0.00	(0.13)

03/31/2019	10.90	0.15	0.02	0.17	(0.16)	0.00	(0.16)

03/31/2018	11.06	0.19	(0.18)	0.01	(0.17)	0.00	(0.17)

03/31/2017	10.92	0.27	(0.07)	0.20	(0.06)	0.00	(0.06)

14	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.06	9.75%	$7,164,153	0.47%		0.47%		0.45%		0.45%		1.42%		225%

11.29	5.61	5,522,909	0.53		0.53		0.45		0.45		2.57		314

10.91	2.54	5,517,445	0.98		0.98		0.45		0.45		2.12		254

10.90	0.97	5,897,511	0.88		0.88		0.45		0.45		2.57		165

11.06	2.77	6,244,022	0.64		0.64		0.45		0.45		3.19		168

12.06	9.64	1,202,563	0.57		0.57		0.55		0.55		1.34		225

11.29	5.51	935,442	0.63		0.63		0.55		0.55		2.52		314

10.91	2.44	974,012	1.08		1.08		0.55		0.55		2.26		254

10.90	0.87	1,526,955	0.98		0.98		0.55		0.55		2.47		165

11.06	2.67	1,314,546	0.74		0.74		0.55		0.55		3.21		168

12.06	9.58	27,902	0.62		0.67		0.60		0.65		1.47		225

11.29	5.46	10,697	0.68		0.73		0.60		0.65		3.82		314

10.91	2.52	547,619	1.13	*	1.18	*	0.60	*	0.65	*	(0.02	)*	254

12.06	9.47	836,823	0.72		0.72		0.70		0.70		1.24		225

11.29	5.35	294,894	0.78		0.78		0.70		0.70		2.37		314

10.91	2.28	326,112	1.23		1.23		0.70		0.70		2.02		254

10.90	0.72	467,089	1.13		1.13		0.70		0.70		2.34		165

11.06	2.51	566,810	0.89		0.89		0.70		0.70		3.05		168

12.06	9.31	1,794,767	0.87		0.87		0.85		0.85		0.97		225

11.29	5.19	1,840,709	0.93		0.93		0.85		0.85		2.19		314

10.91	2.13	1,925,170	1.38		1.38		0.85		0.85		1.78		254

10.90	0.57	2,270,060	1.28		1.28		0.85		0.85		2.20		165

11.06	2.36	1,735,196	1.04		1.04		0.85		0.85		2.89		168

12.06	8.75	74,017	1.37		1.37		1.35		1.35		0.21		225

11.29	4.67	137,907	1.43		1.43		1.35		1.35		1.95		314

10.91	1.62	247,192	1.88		1.88		1.35		1.35		1.36		254

10.90	0.07	365,067	1.78		1.78		1.35		1.35		1.70		165

11.06	1.85	700,614	1.54		1.54		1.35		1.35		2.39		168

ANNUAL REPORT	MARCH 31, 2021	15

Financial Highlights PIMCO Real Return Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class R

03/31/2021	$11.29	$0.09	$0.93	$1.02	$(0.25)	$0.00	$(0.25)

03/31/2020	10.91	0.22	0.32	0.54	(0.16)	0.00	(0.16)

03/31/2019	10.90	0.16	0.04	0.20	(0.19)	0.00	(0.19)

03/31/2018	11.06	0.21	(0.17)	0.04	(0.20)	0.00	(0.20)

03/31/2017	10.92	0.29	(0.06)	0.23	(0.09)	0.00	(0.09)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.06	9.04%	$241,998	1.12%	1.12%	1.10%	1.10%	0.73%	225%

11.29	4.93	226,195	1.18	1.18	1.10	1.10	1.96	314

10.91	1.88	241,378	1.63	1.63	1.10	1.10	1.52	254

10.90	0.32	281,230	1.53	1.53	1.10	1.10	1.93	165

11.06	2.10	316,281	1.29	1.29	1.10	1.10	2.62	168

ANNUAL REPORT	MARCH 31, 2021	17

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$14,037,958
Investments in Affiliates	6,022

Financial Derivative Instruments
Exchange-traded or centrally cleared	9,674
Over the counter	79,038
Cash	1
Deposits with counterparty	8,139
Foreign currency, at value	31,281
Receivable for investments sold	924,151
Receivable for investments sold on a delayed-delivery basis	2,458
Receivable for TBA investments sold	1,229,801
Receivable for Fund shares sold	26,916
Interest and/or dividends receivable	34,858
Dividends receivable from Affiliates	6
Reimbursement receivable from PIMCO	1

Total Assets	16,390,304

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,897,917
Payable for sale-buyback transactions	2,322
Payable for short sales	62,520

Financial Derivative Instruments
Exchange-traded or centrally cleared	7,825
Over the counter	35,561
Payable for investments purchased	166,030
Payable for investments in Affiliates purchased	6
Payable for investments purchased on a delayed-delivery basis	9,747
Payable for TBA investments purchased	1,790,460
Deposits from counterparty	54,775
Payable for Fund shares redeemed	13,742
Distributions payable	1,791
Accrued investment advisory fees	2,392
Accrued supervisory and administrative fees	2,288
Accrued distribution fees	255
Accrued servicing fees	450

Total Liabilities	5,048,081

Net Assets	$11,342,223

Net Assets Consist of:

Paid in capital	$10,831,554
Distributable earnings (accumulated loss)	510,669

Net Assets	$11,342,223

Cost of investments in securities	$13,207,488
Cost of investments in Affiliates	$6,022
Cost of foreign currency held	$33,924
Proceeds received on short sales	$62,694
Cost or premiums of financial derivative instruments, net	$(5,495)

* Includes repurchase agreements of:	$7,356

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$7,164,153
I-2	1,202,563
I-3	27,902
Administrative Class	836,823
Class A	1,794,767
Class C	74,017
Class R	241,998

Shares Issued and Outstanding:

Institutional Class	593,796
I-2	99,674
I-3	2,313
Administrative Class	69,360
Class A	148,758
Class C	6,135
Class R	20,058

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.06
I-2	12.06
I-3	12.06
Administrative Class	12.06
Class A	12.06
Class C	12.06
Class R	12.06

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	19

Statement of Operations PIMCO Real Return Fund

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$190,187
Dividends, net of foreign taxes**	1,342
Dividends from Investments in Affiliates	208
Total Income	191,737

Expenses:

Investment advisory fees	25,384
Supervisory and administrative fees	24,662
Distribution and/or servicing fees - Administrative Class	1,255
Distribution fees - Class C	545
Distribution fees - Class R	604
Servicing fees - Class A	4,636
Servicing fees - Class C	272
Servicing fees - Class R	604
Trustee fees	57
Interest expense	2,372
Miscellaneous expense	4
Total Expenses	60,395
Waiver and/or Reimbursement by PIMCO	(12)
Net Expenses	60,383

Net Investment Income (Loss)	131,354

Net Realized Gain (Loss):

Investments in securities	149,955
Investments in Affiliates	113
Exchange-traded or centrally cleared financial derivative instruments	3,935
Over the counter financial derivative instruments	(12,893)
Short sales	(3,451)
Foreign currency	6,436

Net Realized Gain (Loss)	144,095

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	468,886
Investments in Affiliates	627
Exchange-traded or centrally cleared financial derivative instruments	53,060
Over the counter financial derivative instruments	73,897
Foreign currency assets and liabilities	(4,102)

Net Change in Unrealized Appreciation (Depreciation)	592,368

Net Increase (Decrease) in Net Assets Resulting from Operations	$867,817

* Foreign tax withholdings - Interest	$13
** Foreign tax withholdings - Dividends	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$131,354	$230,396
Net realized gain (loss)	144,095	103,631
Net change in unrealized appreciation (depreciation)	592,368	151,885

Net Increase (Decrease) in Net Assets Resulting from Operations	867,817	485,912

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(178,280)	(116,917)
I-2	(26,522)	(19,123)
I-3	(673)	(476)
Administrative Class	(15,350)	(5,755)
Class A	(41,877)	(31,364)
Class C	(1,872)	(2,365)
Class R	(5,036)	(3,344)

Total Distributions(a)	(269,610)	(179,344)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,775,263	(1,116,743)

Total Increase (Decrease) in Net Assets	2,373,470	(810,175)

Net Assets:

Beginning of year	8,968,753	9,778,928
End of year	$11,342,223	$8,968,753

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	21

Schedule of Investments PIMCO Real Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.7%

CORPORATE BONDS & NOTES 4.2%

BANKING & FINANCE 4.0%

Ally Financial, Inc.
4.250% due 04/15/2021		$300	$300

Aviation Capital Group LLC
2.875% due 01/20/2022		200	203
4.375% due 01/30/2024		100	106

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		115	122

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(g)	EUR	1,400	1,752

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(f)(g)		5,600	6,670

Corp. Andina de Fomento
3.950% due 10/15/2021 (e)	MXN	140,456	6,887

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$11,550	12,033

Deutsche Bank AG
4.250% due 10/14/2021		49,600	50,528

Dexia Credit Local S.A.
2.375% due 09/20/2022		1,200	1,236

Erste Group Bank AG
8.875% due 10/15/2021 •(f)(g)	EUR	200	245

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$9,800	10,051

ING Bank NV
2.625% due 12/05/2022		14,800	15,373

Jyske Realkredit A/S
0.500% due 10/01/2043	DKK	47,700	7,247
1.000% due 10/01/2050		385,541	59,427
1.000% due 10/01/2053		145,500	22,078
2.500% due 10/01/2047		12	2

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(f)(g)	EUR	700	894

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		$200	205

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		10,700	10,935
4.519% due 06/25/2024 •		6,900	7,453
8.625% due 08/15/2021 •(f)(g)		2,830	2,904

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		100	102
3.875% due 09/21/2023		100	107

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	19,600	2,982
1.000% due 10/01/2050		271,054	41,813
2.500% due 10/01/2047		5	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NTT Finance Corp.
1.900% due 07/21/2021		$200	$201

Nykredit Realkredit A/S
0.500% due 10/01/2043	DKK	141,900	21,554
1.000% due 10/01/2050		817,894	126,038
2.500% due 10/01/2047		32	5

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$41	43

Realkredit Danmark A/S
2.500% due 04/01/2047	DKK	13	2

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		$200	205

UniCredit SpA
7.830% due 12/04/2023		37,100	43,265

			452,969

INDUSTRIALS 0.1%

AbbVie, Inc.
2.300% due 05/14/2021		200	200
2.900% due 11/06/2022		200	207
5.000% due 12/15/2021		2,600	2,652

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		200	202

Community Health Systems, Inc.
6.625% due 02/15/2025		100	106

Discovery Communications LLC
2.950% due 03/20/2023		105	110

Heathrow Funding Ltd.
4.875% due 07/15/2023		250	252

IHS Markit Ltd.
5.000% due 11/01/2022		100	106

Imperial Brands Finance PLC
3.750% due 07/21/2022		400	413

JT International Financial Services BV
3.500% due 09/28/2023		400	429

Komatsu Finance America, Inc.
2.437% due 09/11/2022		200	206

Microchip Technology, Inc.
3.922% due 06/01/2021		200	201

NXP BV
3.875% due 09/01/2022		200	209

Penske Truck Leasing Co. LP
4.250% due 01/17/2023		100	106

Raytheon Technologies Corp.
3.100% due 11/15/2021		200	202

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		38	38

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		200	212

Toyota Industries Corp.
3.110% due 03/12/2022		200	205

22	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	$1,554	$1,601

VMware, Inc.
3.900% due 08/21/2027	1,900	2,076

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021	200	204

		9,937

SPECIALTY FINANCE 0.1%

Lloyds Banking Group PLC
3.870% due 09/02/2021 (h)	5,000	5,010

UTILITIES 0.0%

American Transmission Systems, Inc.
5.250% due 01/15/2022	100	103

Duke Energy Corp.
2.400% due 08/15/2022	200	205

Eversource Energy
2.900% due 10/01/2024	300	320

Oncor Electric Delivery Co. LLC
7.000% due 09/01/2022	200	218

Petrobras Global Finance BV
5.093% due 01/15/2030	1,229	1,279

Progress Energy, Inc.
3.150% due 04/01/2022	100	102

Tampa Electric Co.
2.600% due 09/15/2022	200	205

		2,432

Total Corporate Bonds & Notes (Cost $462,813)		470,348

U.S. GOVERNMENT AGENCIES 6.3%

Fannie Mae
0.178% due 12/25/2036 - 07/25/2037 •	261	257
0.248% due 03/25/2036 •	67	67
0.459% due 07/25/2037 - 05/25/2042 •	121	122
0.549% due 05/25/2036 •	30	30
0.554% due 02/25/2037 •	188	190
1.467% due 04/01/2032 •	15	15
1.579% due 06/01/2043 - 10/01/2044 •	447	460
1.731% due 04/01/2027 •	10	10
2.314% due 05/25/2035 ~	8	9
2.376% due 04/01/2033 •	115	120
2.381% due 02/01/2034 •	12	12
2.465% due 11/01/2033 •	16	16
2.518% due 10/01/2033 •	3	3
2.525% due 09/01/2034 •	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.605% due 05/01/2036 •	$7	$7
2.861% due 05/01/2035 •	52	52
2.900% due 02/01/2032 •	4	4
3.985% due 04/01/2035 •	47	48
4.060% due 12/01/2036 •	16	17
4.930% due 09/01/2034 •	7	8
6.500% due 06/25/2028	18	20

Freddie Mac
0.369% due 08/25/2031 •	118	115
0.376% due 01/15/2037 •	4	4
0.389% due 09/25/2031 •	286	284
1.579% due 02/25/2045 •	443	445
1.659% due 07/25/2044 •	91	91
2.010% due 07/01/2036 •	54	56
2.139% due 09/01/2036 •	30	31
2.229% due 10/01/2036 •	27	27
2.338% due 01/01/2034 •	155	157
2.532% due 01/01/2034 •	102	102
2.981% due 06/01/2033 •	91	93
6.500% due 01/25/2028	7	7
7.000% due 10/15/2030	20	24

Ginnie Mae
0.599% due 08/20/2068 •	14,434	14,304
0.935% due 01/20/2060 •	12,423	12,552
2.125% due 12/20/2035 •	243	254
2.250% due 07/20/2035 •	8	8

Uniform Mortgage-Backed Security
4.000% due 08/01/2038 - 09/01/2049	68,723	73,936

Uniform Mortgage-Backed Security, TBA
3.500% due 04/01/2051 - 05/01/2051	78,960	83,620
4.000% due 04/01/2051	493,000	528,974

Total U.S. Government Agencies (Cost $716,346)		716,552

U.S. TREASURY OBLIGATIONS 93.9%

U.S. Treasury Bonds
1.625% due 11/15/2050 (j)	13,790	11,495

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021	37,381	37,457
0.125% due 01/15/2022 (l)(n)	54,425	55,657
0.125% due 04/15/2022	517,117	531,858
0.125% due 07/15/2022	137,257	142,721
0.125% due 01/15/2023	219,609	230,357
0.125% due 07/15/2024	93,628	101,325
0.125% due 10/15/2024	253,782	274,599
0.125% due 04/15/2025 (l)	101,053	109,435
0.125% due 10/15/2025	58,968	64,266
0.125% due 07/15/2026	152,665	166,925
0.125% due 01/15/2030 (j)	566,636	613,620
0.125% due 07/15/2030	144,325	156,785
0.125% due 01/15/2031 (j)	381,352	410,887
0.125% due 02/15/2051 (n)	36,447	36,695

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 01/15/2025 (l)(n)	$33,128	$35,995
0.250% due 07/15/2029	438,885	483,299
0.250% due 02/15/2050	73,501	76,962
0.375% due 07/15/2023	165,920	177,669
0.375% due 07/15/2025 (l)	55,145	60,775
0.375% due 01/15/2027	171,446	189,207
0.375% due 07/15/2027	232,059	257,516
0.500% due 04/15/2024 (j)	387,918	420,605
0.500% due 01/15/2028	436,932	486,921
0.625% due 07/15/2021	197,420	200,629
0.625% due 04/15/2023	276,771	294,518
0.625% due 01/15/2024	276,113	299,433
0.625% due 01/15/2026	302,877	336,938
0.625% due 02/15/2043	59,293	67,110
0.750% due 07/15/2028	244,361	278,832
0.750% due 02/15/2042	201,454	233,237
0.750% due 02/15/2045	94,175	109,166
0.875% due 01/15/2029	126,363	145,003
0.875% due 02/15/2047	147,257	177,665
1.000% due 02/15/2046	178,816	219,395
1.000% due 02/15/2048	53,560	66,762
1.000% due 02/15/2049	18,200	22,831
1.375% due 02/15/2044 (j)	459,598	601,457
1.750% due 01/15/2028	278,102	334,657
2.000% due 01/15/2026	135,354	160,009
2.125% due 02/15/2040	112,151	161,052
2.125% due 02/15/2041	106,023	153,570
2.375% due 01/15/2025	209,348	245,318
2.375% due 01/15/2027 (n)	2,239	2,743
2.500% due 01/15/2029	175,879	225,178
3.375% due 04/15/2032	11,493	16,755
3.625% due 04/15/2028 (j)	551,693	743,216
3.875% due 04/15/2029	275,394	386,783

U.S. Treasury Notes
1.750% due 12/31/2024 (j)	38,020	39,671

Total U.S. Treasury Obligations (Cost $9,887,069)		10,654,959

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

Adjustable Rate Mortgage Trust
2.837% due 08/25/2035 ~	192	191
3.237% due 10/25/2035 ^~	267	263

Alliance Bancorp Trust
0.349% due 07/25/2037 •	4,736	4,420

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
0.319% due 10/25/2046 •	$5,694	$3,878
0.489% due 05/25/2046 ^•	365	327

American Home Mortgage Investment Trust
1.701% due 09/25/2045 •	122	123

AREIT Trust
2.726% due 04/15/2037 •	15,500	15,739

Banc of America Funding Trust
3.134% due 01/20/2047 ~	3,957	3,872
3.376% due 01/20/2047 ^~	147	141
5.753% due 10/25/2036 ^þ	140	138
5.837% due 01/25/2037 ^þ	123	121
5.888% due 04/25/2037 ^þ	99	100

Banc of America Mortgage Trust
2.613% due 11/25/2035 ^~	366	371
2.961% due 12/25/2034 ~	136	151
3.133% due 07/25/2035 ^~	236	237

Bancorp Commercial Mortgage Trust
1.156% due 09/15/2036 •	13,340	13,350

BCAP LLC Trust
0.279% due 01/25/2037 ^•	1,073	1,085
2.825% due 04/26/2036 ~	2,042	1,822

Bear Stearns Adjustable Rate Mortgage Trust
2.323% due 01/25/2034 ~	137	142
2.772% due 01/25/2034 ~	395	410
2.781% due 11/25/2030 ~	51	50
2.876% due 02/25/2034 ~	311	316
3.043% due 10/25/2035 ~	333	342
3.056% due 02/25/2036 ^~	137	136
3.136% due 11/25/2034 ~	47	47
3.263% due 07/25/2036 ^~	745	733
3.466% due 05/25/2047 ^~	662	658

Bear Stearns ALT-A Trust
2.762% due 05/25/2035 ~	30	31
3.033% due 09/25/2035 ^~	51	40
3.042% due 08/25/2036 ^~	300	227
3.190% due 08/25/2036 ^~	469	407
3.194% due 09/25/2047 ^~	3,483	2,373
3.215% due 11/25/2036 ~	769	598

Chase Mortgage Finance Trust
2.811% due 02/25/2037 ~	24	24
2.866% due 12/25/2035 ^~	297	290
3.204% due 02/25/2037 ~	41	43

ChaseFlex Trust
0.609% due 06/25/2035 •	226	64

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.584% due 07/25/2036 •	281	272

CIM Trust
1.109% due 02/25/2049 •	745	745

Citigroup Commercial Mortgage Trust
2.056% due 02/15/2039 •	1,953	2,000

24	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 09/25/2033	$235	$238

Citigroup Mortgage Loan Trust
2.400% due 03/25/2034 ~	68	71
2.570% due 05/25/2035 •	75	76
2.921% due 07/25/2046 ^~	518	509
3.228% due 09/25/2059 þ	4,939	4,974
3.258% due 04/25/2066 ~	2,093	2,114
3.313% due 09/25/2037 ^~	210	208

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •	102	104

Countrywide Alternative Loan Trust
0.279% due 01/25/2037 ^•	15	20
0.291% due 02/20/2047 ^•	62	49
0.306% due 12/20/2046 ^•	3,603	3,146
0.321% due 07/20/2046 ^•	3,492	2,790
0.329% due 06/25/2046 •	48	75
0.531% due 03/20/2046 •	147	126
0.751% due 11/20/2035 •	396	373
0.809% due 10/25/2035 ^•	98	74
1.259% due 12/25/2035 •	616	577
3.038% due 02/25/2037 ^~	1,939	1,936
5.000% due 07/25/2035	122	97
5.500% due 11/25/2035 ^	28	27
5.750% due 05/25/2036	1,095	676
6.000% due 01/25/2037 ^	3,778	2,964
6.000% due 02/25/2037 ^	72	47
6.000% due 04/25/2037	1,566	1,560
6.500% due 08/25/2032	105	107

Countrywide Home Loan Mortgage Pass-Through Trust
0.689% due 04/25/2035 •	300	280
0.749% due 03/25/2035 •	7	7
2.660% due 11/20/2034 ~	27	27
2.742% due 04/20/2036 ^~	58	53
2.755% due 01/20/2035 ~	67	71
2.769% due 11/25/2034 ~	7	7
2.832% due 10/20/2035 ~	15,198	15,576
2.837% due 02/25/2047 ^~	161	154
2.907% due 02/20/2036 ^~	48	39
2.912% due 04/20/2035 ~	17	17
3.022% due 04/25/2035 ^~	42	39
3.044% due 03/25/2037 ^~	163	153
3.081% due 11/25/2037 ~	1,462	1,457
5.500% due 11/25/2035 ^	100	80
5.500% due 04/25/2038	303	316
6.000% due 04/25/2036	1,603	1,218
6.000% due 03/25/2037 ^	4,757	3,698

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.595% due 07/25/2033 ~	4	5

Credit Suisse Mortgage Capital Certificates
3.482% due 08/26/2058 ~	3,972	3,976

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~		$399	$168

Credit Suisse Mortgage Capital Trust
3.322% due 10/25/2058 ~		2,320	2,339

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.611% due 10/25/2035 ~		48	43

First Horizon Alternative Mortgage Securities Trust
2.209% due 06/25/2034 ~		274	280
2.286% due 09/25/2034 ~		77	76
6.000% due 02/25/2037 ^		780	498
6.250% due 08/25/2037 ^		186	123

First Horizon Mortgage Pass-Through Trust
3.263% due 08/25/2035 ~		315	260

Great Hall Mortgages PLC
0.211% due 03/18/2039 •	GBP	398	543
0.231% due 06/18/2038 •		316	431

GreenPoint Mortgage Funding Trust
0.549% due 06/25/2045 •		$517	485

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	139	159

GSR Mortgage Loan Trust
2.681% due 04/25/2035 ~		$52	53
2.873% due 11/25/2035 ~		27	28
3.147% due 11/25/2035 ^~		497	477
3.211% due 11/25/2035 ~		217	219
3.259% due 07/25/2035 ~		118	123

HarborView Mortgage Loan Trust
0.300% due 09/19/2037 •		208	202
0.301% due 07/21/2036 •		37	44
0.550% due 05/19/2035 •		5	5
0.590% due 03/19/2036 ^•		519	516
0.610% due 01/19/2036 •		1,307	948
0.731% due 11/19/2035 •		740	687
0.791% due 06/20/2035 •		199	195
2.188% due 04/19/2034 ~		64	62
2.529% due 01/19/2035 ~		231	238

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	32,065	44,372

HomeBanc Mortgage Trust
3.043% due 04/25/2037 ^~		$728	699

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		1,403	1,414

Impac CMB Trust
1.009% due 10/25/2033 •		9	9

IndyMac Mortgage Loan Trust
0.349% due 07/25/2036 •		766	730
0.409% due 06/25/2037 ^•		318	175
0.509% due 06/25/2046 •		1,377	1,258
0.669% due 07/25/2035 •		298	251
0.709% due 11/25/2035 ^•		150	108
2.580% due 01/25/2036 ^~		69	68
2.811% due 10/25/2035 ~		116	103

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.910% due 12/25/2034 ~	$54	$56
2.911% due 10/25/2034 ~	315	320
2.994% due 08/25/2035 ~	145	135
2.994% due 08/25/2035 ^~	116	105
3.066% due 11/25/2035 ^~	213	200
3.104% due 08/25/2036 ~	397	384
3.130% due 11/25/2035 ^~	5	5
3.183% due 06/25/2036 ~	176	186

JP Morgan Alternative Loan Trust
0.569% due 03/25/2036 •	2,763	2,654
0.569% due 12/25/2036 •	17,043	16,636
6.000% due 12/27/2036	135	102

JP Morgan Chase Commercial Mortgage Securities Trust
1.556% due 12/15/2031 •	5,744	5,698

JP Morgan Mortgage Trust
2.509% due 07/25/2035 ~	161	167
2.635% due 10/25/2035 ^~	85	75
2.749% due 06/25/2036 ^~	21	18
2.920% due 11/25/2035 ^~	168	157
2.995% due 08/25/2035 ~	158	164
3.016% due 08/25/2035 ~	162	165
3.020% due 06/25/2035 ~	18	19
3.171% due 07/25/2035 ~	69	70
3.274% due 07/25/2035 ~	43	44

JPMorgan Mortgage Trust
2.943% due 04/25/2035 ~	18	19

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	5,080	5,115

Lehman XS Trust
0.289% due 12/25/2036 •	1,472	1,516
0.368% due 08/25/2037 •	4,045	3,874
1.259% due 12/25/2037 •	16,083	16,566

Luminent Mortgage Trust
0.469% due 12/25/2036 ^•	416	402

MASTR Adjustable Rate Mortgages Trust
0.319% due 04/25/2046 •	1,155	1,063
2.408% due 12/25/2033 ~	18	19
2.957% due 12/25/2033 ~	585	581
3.178% due 11/21/2034 ~	181	183

MASTR Alternative Loan Trust
0.509% due 03/25/2036 ^•	923	53

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.806% due 11/15/2031 •	50	51
0.846% due 09/15/2030 •	31	31

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.546% due 12/15/2030 •	95	93
0.586% due 06/15/2030 •	45	45
0.966% due 08/15/2032 •	113	108
2.610% due 10/20/2029 •	42	43

Merrill Lynch Mortgage Investors Trust
0.609% due 11/25/2035 •	273	271

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.705% due 03/25/2030 •		$24	$23
0.905% due 11/25/2029 •		9	10
1.909% due 05/25/2036 ~		42	40
1.925% due 02/25/2033 ~		502	494
2.188% due 12/25/2034 ~		243	250
2.432% due 02/25/2034 ~		700	722
2.694% due 06/25/2037 ~		169	174
2.787% due 02/25/2035 ~		201	203
2.846% due 12/25/2035 ~		51	44
3.199% due 09/25/2035 ^~		97	91

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 þ		225	135

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		31,539	32,923
4.500% due 05/25/2058 ~		4,222	4,581

New York Mortgage Trust
2.820% due 05/25/2036 ^~		127	119

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.325% due 02/25/2036 ^~		76	68
5.820% due 03/25/2047 þ		271	278
6.138% due 03/25/2047 þ		251	258

Residential Accredit Loans, Inc. Trust
0.409% due 08/25/2035 •		63	55
0.469% due 06/25/2046 •		2,705	923
0.669% due 12/25/2045 •		878	705
1.272% due 10/25/2037 ~		4,410	4,249
1.619% due 09/25/2045 •		131	131
4.361% due 09/25/2035 ^~		47	41

Residential Asset Securitization Trust
0.509% due 05/25/2035 •		5,324	3,965
0.509% due 01/25/2046 ^•		62	22
5.500% due 06/25/2033		81	82
6.250% due 10/25/2036 ^		620	607
6.500% due 06/25/2037		1,774	701

Residential Mortgage Securities PLC
1.299% due 06/20/2070 •	GBP	13,635	18,978

Sequoia Mortgage Trust
0.311% due 07/20/2036 •		$683	673
0.758% due 05/20/2034 •		244	244
0.810% due 10/19/2026 •		19	19
0.871% due 10/20/2027 •		19	19
0.911% due 10/20/2027 •		37	38
1.011% due 12/20/2032 •		32	32

Structured Adjustable Rate Mortgage Loan Trust
0.429% due 10/25/2035 •		447	443
1.659% due 01/25/2035 ^•		15	14
1.701% due 10/25/2037 ^•		215	210
2.455% due 04/25/2034 ~		4	4
2.578% due 02/25/2034 ~		151	154
2.902% due 05/25/2036 ^~		105	97
2.906% due 11/25/2035 ^~		75	71
2.972% due 08/25/2035 ~		83	80
2.990% due 09/25/2035 ~		291	285

26	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.083% due 09/25/2034 ~		$1	$1
3.180% due 09/25/2036 ^~		523	467

Structured Asset Mortgage Investments Trust
0.369% due 03/25/2037 •		82	35
0.529% due 04/25/2036 •		373	354
0.529% due 05/25/2036 •		2,522	2,198
0.569% due 02/25/2036 •		287	274
0.610% due 07/19/2035 •		455	456
0.729% due 12/25/2035 ^•		167	161
0.770% due 09/19/2032 •		82	82
0.770% due 10/19/2034 •		45	44
0.810% due 03/19/2034 •		110	111

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.244% due 01/25/2034 ~		5	5

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ		1,230	59

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	27,090	37,588

Tower Bridge Funding PLC
0.984% due 03/20/2056 •		553	763

Trinity Square PLC
1.178% due 07/15/2051 •		10,737	14,826

Vericrest Opportunity Loan Transferee
2.116% due 04/25/2051 «þ		$1,500	1,499

WaMu Mortgage Pass-Through Certificates Trust
0.689% due 07/25/2045 •		17	17
0.789% due 01/25/2045 •		593	592
0.909% due 10/25/2044 •		181	179
0.959% due 03/25/2047 ^•		3,372	3,229
1.029% due 05/25/2047 •		509	494
1.199% due 12/25/2046 ^•		1,695	1,573
1.209% due 07/25/2044 •		839	855
1.239% due 06/25/2046 •		62	63
1.259% due 02/25/2046 •		449	453
1.459% due 11/25/2042 •		25	25
1.659% due 06/25/2042 •		54	53
1.707% due 02/27/2034 •		459	469
2.408% due 03/25/2034 ~		43	44
2.575% due 01/25/2037 ^~		960	891
2.710% due 03/25/2035 ~		52	54
2.736% due 12/25/2036 ^~		617	609
2.742% due 12/25/2035 ~		24	24
2.896% due 12/25/2035 ~		1,401	1,405
2.943% due 02/25/2037 ^~		1,351	1,255
3.083% due 12/25/2035 ~		295	300
3.097% due 09/25/2035 ~		156	162
3.129% due 04/25/2037 ^~		642	603
3.180% due 02/25/2037 ^~		289	286
3.275% due 05/25/2037 ^~		1,166	1,043
3.334% due 08/25/2036 ^~		109	109
3.707% due 06/25/2033 ~		190	192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
1.229% due 05/25/2046 ^•		$1,137	$987
6.000% due 06/25/2037		6,131	5,713
6.500% due 08/25/2035		202	191

Wells Fargo Mortgage-Backed Securities Trust
2.897% due 12/28/2037 ~		2,550	2,546
2.909% due 04/25/2036 ~		629	617
2.916% due 10/25/2036 ~		18	18

Total Non-Agency Mortgage-Backed Securities (Cost $364,029)			379,399

ASSET-BACKED SECURITIES 6.9%

ACE Securities Corp. Home Equity Loan Trust
0.799% due 05/25/2035 •		2,478	2,485
1.909% due 10/25/2032 •		24	24
1.909% due 06/25/2034 •		89	89

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	1,800	2,111

Aegis Asset-Backed Securities Trust
0.754% due 12/25/2035 •		$2,350	2,311

AlbaCore EURO CLO DAC
1.530% due 07/18/2031 •	EUR	4,900	5,772

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.039% due 05/25/2035 •		$1,800	1,804

Anchorage Capital CLO Ltd.
1.601% due 10/20/2031 •		25,500	25,576

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	1,500	1,759

Argent Mortgage Loan Trust
0.349% due 05/25/2035 •		$1,734	1,622

Argent Securities Trust
0.259% due 07/25/2036 •		3,685	3,392
0.429% due 05/25/2036 •		1,253	476

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.159% due 12/25/2033 •		3,973	3,943

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	3,100	3,635

Asset-Backed Funding Certificates Trust
0.809% due 06/25/2034 •		$2,798	2,760

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	2,545	2,986

Babson Euro CLO BV
0.277% due 10/25/2029 •		1,314	1,540

Barings Euro CLO BV
0.680% due 07/27/2030 •		3,174	3,722
1.050% due 07/27/2030		501	588

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		$1,660	$1,669

Bear Stearns Asset-Backed Securities Trust
0.219% due 04/25/2031 •		37	114
0.369% due 10/25/2036 •		100	100

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	9,300	10,900

BlueMountain Fuji EUR CLO DAC
0.910% due 01/15/2033 •		900	1,053

Carrington Mortgage Loan Trust
0.509% due 01/25/2036 •		$2,000	1,956
1.453% due 10/17/2029 •		11,800	11,808

Catamaran CLO Ltd.
1.313% due 01/18/2029 •		2,100	2,102

Cathedral Lake CLO Ltd.
1.049% due 07/15/2029 «•(a)		3,600	3,600

CIFC Funding Ltd.
1.078% due 10/25/2027 •		8,748	8,732

CIT Mortgage Loan Trust
1.609% due 10/25/2037 •		12,029	12,267

Citigroup Mortgage Loan Trust
0.559% due 03/25/2037 •		2,109	2,063
0.569% due 12/25/2036 •		3,424	2,807

Citigroup Mortgage Loan Trust, Inc.
0.604% due 10/25/2036 •		17,188	16,779

Countrywide Asset-Backed Certificates
0.249% due 08/25/2037 ^•		211	200
0.299% due 11/25/2037 •		6,194	5,926
0.359% due 03/25/2037 •		10,300	9,869
5.805% due 04/25/2036 ^~		681	653

Countrywide Asset-Backed Certificates Trust
0.299% due 06/25/2047 •		327	326
0.849% due 08/25/2047 •		908	892
1.834% due 11/25/2034 •		2,533	2,544

Countrywide Asset-Backed Certificates Trust, Inc.
0.889% due 11/25/2034 •		345	344

Crown Point CLO Ltd.
1.163% due 07/17/2028 •		10,210	10,213

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		183	63

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	700	829
0.650% due 10/15/2031 •		15,000	17,766

Dorchester Park CLO DAC
1.124% due 04/20/2028 •		$3,122	3,124

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	14,800	17,356

Dryden Senior Loan Fund
1.261% due 04/15/2029 •		$15,000	15,026

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	2,096	2,460

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	300	$352

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		$8,061	8,065

First Franklin Mortgage Loan Trust
0.814% due 11/25/2036 •		14,950	14,696

Flagship CLO Ltd.
1.073% due 01/16/2026 •		1,222	1,225

Fremont Home Loan Trust
0.244% due 10/25/2036 •		2,752	2,528

GSAA Home Equity Trust
6.720% due 03/25/2046 þ		1,620	1,212

GSAMP Trust
0.249% due 12/25/2036 •		2,043	1,325
0.479% due 03/25/2047 •		3,000	2,575
1.084% due 03/25/2035 ^•		3,378	3,286

Halcyon Loan Advisors Funding Ltd.
1.143% due 04/20/2027 •		1,603	1,600

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,500	1,758
0.680% due 10/20/2031 •(a)		13,000	15,245
0.760% due 07/15/2031 •(a)		2,000	2,345

Home Equity Asset Trust
0.724% due 04/25/2036 •		$2,212	2,201
0.784% due 02/25/2036 •		13,300	12,960
0.904% due 07/25/2034 •		822	816

HSI Asset Securitization Corp. Trust
0.379% due 02/25/2036 •		2,300	2,258

ICG U.S. CLO Ltd.
1.622% due 10/22/2031 •		18,000	18,054

IndyMac Mortgage Loan Trust
0.179% due 07/25/2036 •		4,453	1,773

JMP Credit Advisors CLO Ltd.
1.073% due 01/17/2028 •		7,537	7,545

JP Morgan Mortgage Acquisition Trust
0.319% due 10/25/2036 •		536	527

Jubilee CLO BV
0.650% due 04/15/2031 •	EUR	8,300	9,734

KKR CLO Ltd.
1.145% due 07/15/2030 •(a)		$7,000	7,000

Laurelin DAC
0.720% due 10/20/2031 •(a)	EUR	4,700	5,512

LCM LP
1.197% due 07/20/2030 •(a)		$4,000	4,000

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		3,061	3,076
3.750% due 04/25/2059 þ		5,285	5,337

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		4,360	3,663

Lehman XS Trust
0.269% due 05/25/2036 •		3,667	4,013

28	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.909% due 10/25/2035 •		$164	$164
5.244% due 06/25/2036 þ		5,363	5,453

LoanCore Issuer Ltd.
1.236% due 05/15/2036 •		14,100	14,104

Long Beach Mortgage Loan Trust
0.844% due 08/25/2035 •		28	28

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	4,100	4,822

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •		8,600	10,186
0.870% due 01/15/2030 •		4,150	4,872

Marble Point CLO Ltd.
1.222% due 10/15/2030 •(a)		$6,700	6,700

Marlette Funding Trust
2.690% due 09/17/2029		694	699

Merrill Lynch Mortgage Investors Trust
0.229% due 02/25/2037 •		118	48
0.269% due 09/25/2037 •		124	72

MidOcean Credit CLO
1.041% due 04/15/2027 •		1,062	1,065
1.243% due 02/20/2031 •(a)		6,100	6,100

Monarch Grove CLO
1.098% due 01/25/2028 •		5,606	5,604

Morgan Stanley ABS Capital, Inc. Trust
0.339% due 10/25/2036 •		137	92
0.449% due 03/25/2037 •		512	290

Morgan Stanley Dean Witter Capital, Inc. Trust
1.459% due 02/25/2033 •		454	455

Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ^~		126	81
6.000% due 02/25/2037 ^~		124	96

Mountain View CLO Ltd.
1.041% due 10/15/2026 •		1,555	1,554

Nassau Ltd.
2.374% due 07/20/2029 •		6,800	6,827

New Century Home Equity Loan Trust
0.874% due 02/25/2035 •		981	970

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.544% due 03/25/2036 •		4,100	4,037

NovaStar Mortgage Funding Trust
0.279% due 11/25/2036 •		1,478	654
0.814% due 01/25/2036 •		1,993	1,987
1.189% due 06/25/2035 •		2,277	2,268

OCP CLO Ltd.
1.041% due 07/15/2027 •		427	427

Octagon Investment Partners Ltd.
1.091% due 07/15/2027 •		2,067	2,067

Option One Mortgage Loan Trust
0.349% due 04/25/2037 •		7,839	5,073

OZLM Ltd.
1.711% due 04/15/2032 •		26,400	26,418

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square European Loan Funding DAC
1.150% due 01/15/2030 •	EUR	5,900	$6,942

Palmer Square Loan Funding Ltd.
1.118% due 10/24/2027 •		$10,079	10,085
1.194% due 04/20/2027 •		1,582	1,583

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.844% due 09/25/2035 •		3,800	3,770
1.039% due 05/25/2035 •		8,391	8,334
1.084% due 10/25/2034 •		154	155
1.099% due 09/25/2034 •		283	283
1.159% due 10/25/2034 •		4,900	4,899

Popular ABS Mortgage Pass-Through Trust
1.144% due 06/25/2035 •		1,252	1,229
2.209% due 08/25/2035 •		1,500	1,538

Renaissance Home Equity Loan Trust
1.209% due 09/25/2037 •		33,992	17,434

Residential Asset Securities Corp. Trust
0.589% due 08/25/2036 •		4,537	4,080

Residential Mortgage Loan Trust
1.609% due 09/25/2029 •		3	3

Saxon Asset Securities Trust
0.829% due 05/25/2035 •		500	494

Securitized Asset-Backed Receivables LLC Trust
0.429% due 07/25/2036 •		3,471	1,684

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	50	59
1.118% due 07/25/2023 •		$7,065	7,009
1.718% due 04/25/2023 •		32,284	32,565

Sound Point CLO Ltd.
1.101% due 01/23/2029 •(a)		8,800	8,800
1.156% due 07/25/2030 •		9,600	9,600
1.161% due 01/23/2029 •		27,700	27,683
1.274% due 10/20/2028 •		17,000	17,023

Soundview Home Loan Trust
0.289% due 07/25/2037 •		4,098	3,950

SP-Static CLO Ltd.
1.622% due 07/22/2028 •		12,032	12,056

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		1,461	1,470

Starwood Commercial Mortgage Trust
1.186% due 07/15/2038 •		23,800	23,796

Structured Asset Investment Loan Trust
0.814% due 03/25/2034 •		247	243

Structured Asset Securities Corp. Mortgage Loan Trust
0.409% due 04/25/2036 •		18,061	15,848
0.679% due 10/25/2036 •		3,139	3,092
1.615% due 04/25/2035 •		89	89

Sudbury Mill CLO Ltd.
1.373% due 01/17/2026 •		1,200	1,202

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Symphony CLO Ltd.
1.121% due 04/15/2028 •		$1,802	$1,805
1.184% due 07/14/2026 •		4,235	4,241

Telos CLO Ltd.
1.173% due 04/17/2028 •		3,662	3,662

TICP CLO Ltd.
1.024% due 07/20/2027 •		2,914	2,918
1.064% due 04/20/2028 •		5,620	5,625

Tralee CLO Ltd.
1.254% due 10/20/2027 •		2,642	2,643

Venture CLO Ltd.
1.076% due 10/20/2028 •		1,800	1,800
1.121% due 04/15/2027 •		4,791	4,797
1.121% due 07/15/2027 •		4,563	4,569
1.166% due 09/07/2030 •		5,300	5,300
1.324% due 01/20/2029 •		6,500	6,506

Vibrant CLO Ltd.
1.235% due 09/15/2030 •(a)		12,300	12,300

Wellfleet CLO Ltd.
1.074% due 04/20/2029 •		14,500	14,498

Wells Fargo Home Equity Asset-Backed Securities Trust
2.509% due 12/25/2034 •		400	417

WhiteHorse Ltd.
1.153% due 04/17/2027 •		1,490	1,491

Wind River CLO Ltd.
1.111% due 10/15/2027 •		316	316

Total Asset-Backed Securities (Cost $780,479)			787,916

SOVEREIGN ISSUES 8.4%

Argentina Government International Bond
34.109% (BADLARPP) due 10/04/2022 ~	ARS	6,900	44
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~		61,890	408

Australia Government International Bond
1.250% due 02/21/2022 (e)	AUD	16,267	12,712
3.000% due 09/20/2025 (e)		13,616	12,292

Canada Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	33,039	34,227

France Government International Bond
0.100% due 03/01/2026 (e)	EUR	68,433	88,049
0.250% due 07/25/2024 (e)		50,081	63,303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (e)	EUR	145,056	$185,964
1.400% due 05/26/2025 (e)		275,007	345,071

Japan Government International Bond
0.100% due 03/10/2027 (e)	JPY	268,077	2,449
0.100% due 03/10/2028 (e)		6,625,350	60,434
0.100% due 03/10/2029 (e)		5,904,326	53,778

Mexico Government International Bond
4.000% due 11/08/2046 (e)	MXN	1,129	61
7.750% due 05/29/2031		206,976	10,837

New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	23,740	18,736

Peru Government International Bond
5.940% due 02/12/2029	PEN	30,600	9,282

Qatar Government International Bond
3.875% due 04/23/2023		$11,000	11,739

Saudi Government International Bond
4.000% due 04/17/2025		12,970	14,298

United Kingdom Gilt
1.250% due 11/22/2027 (e)	GBP	18,294	32,917

Total Sovereign Issues (Cost $925,112)			956,601

		SHARES
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.1%

Banco Santander S.A.
5.250% due 09/29/2023 •(f)(g)		800,000	998
6.250% due 09/11/2021 •(f)(g)		2,100,000	2,517

Bank of America Corp.
5.875% due 03/15/2028 •(f)		6,580,000	7,185

			10,700

30	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2021

	SHARES	MARKET VALUE (000S)
UTILITIES 0.5%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)	2,004,101	$53,429

Total Preferred Securities (Cost $63,586)		64,129

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (i) 0.1%
		7,356

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.0%
0.017% due 04/29/2021 (b)(c)(n)	$376	376

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.013% due 07/06/2021 (c)(d)(n)	322	322

Total Short-Term Instruments (Cost $8,054)		8,054

Total Investments in Securities (Cost $13,207,488)		14,037,958

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	610,748	$6,022

Total Short-Term Instruments (Cost $6,022)		6,022

Total Investments in Affiliates (Cost $6,022)		6,022

Total Investments 123.8% (Cost $13,213,510)		$14,043,980

Financial Derivative Instruments (k)(m) 0.4% (Cost or Premiums, net $(5,495))		45,326

Other Assets and Liabilities, net (24.2)%		(2,747,083)

Net Assets 100.0%		$11,342,223

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$53,796	$53,429	0.47%
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	5,000	5,010	0.05

				$58,796	$58,439	0.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$7,356	U.S. Treasury Notes 0.125% due 02/28/2023	$(7,503)	$7,356	$7,356

Total Repurchase Agreements						$(7,503)	$7,356	$7,356

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	(0.030)%	03/31/2021	04/14/2021	$	(11,670)	$(11,670)
BSN	0.090	03/16/2021	04/16/2021		(796,164)	(796,196)
DEU	0.030	03/31/2021	04/07/2021		(122,289)	(122,289)
GRE	0.070	03/29/2021	04/05/2021		(4,204)	(4,204)
JPS	(0.070)	03/24/2021	04/07/2021		(36,506)	(36,505)
	(0.060)	03/26/2021	04/06/2021		(3,702)	(3,702)
NOM	0.080	03/18/2021	04/19/2021		(39,771)	(39,772)
SCX	0.120	02/11/2021	05/13/2021	GBP	(23,912)	(32,971)
STR	0.050	03/31/2021	04/01/2021	$	(925,304)	(925,304)
	0.050	04/01/2021	04/05/2021		(925,304)	(925,304)

Total Reverse Repurchase Agreements						$(2,897,917)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
TDL	0.150%	02/18/2021	04/08/2021	$(2,322)	$(2,322)

Total Sale-Buyback Transactions					$(2,322)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.6)%
Uniform Mortgage-Backed Security, TBA	3.500%	04/01/2051	$59,180	$(62,694)	$(62,520)

Total Short Sales (0.6)%				$(62,694)	$(62,520)

32	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(11,670)	$0	$(11,670)	$11,495	$(175)
BSN	0	(796,196)	0	(796,196)	787,804	(8,392)
DEU	0	(122,289)	0	(122,289)	122,435	146
FICC	7,356	0	0	7,356	(7,503)	(147)
GRE	0	(4,204)	0	(4,204)	4,183	(21)
JPS	0	(40,207)	0	(40,207)	40,104	(103)
NOM	0	(39,772)	0	(39,772)	39,568	(204)
SCX	0	(32,971)	0	(32,971)	32,781	(190)
STR	0	(1,850,608)	0	(1,850,608)	943,971	(906,637)

Master Securities Forward Transaction Agreement
TDL	0	0	(2,322)	(2,322)	2,203	(119)

Total Borrowings and Other Financing Transactions	$7,356	$(2,897,917)	$(2,322)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(925,304)	$(1,014,338)	$0	$0	$(1,939,642)
Sovereign Issues	0	0	(32,971)	0	(32,971)

Total	$(925,304)	$(1,014,338)	$(32,971)	$0	$(1,972,613)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(2,322)	0	0	(2,322)

Total	$0	$(2,322)	$0	$0	$(2,322)

Total Borrowings	$(925,304)	$(1,016,660)	$(32,971)	$0	$(1,974,935)

Payable for reverse repurchase agreements and sale-buyback financing transactions(3)					$(1,974,935)

(j)	Securities with an aggregate market value of $1,985,632 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(1,411,655) at a weighted average interest rate of 0.158%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Unsettled reverse repurchase agreements liability of $(925,304) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 114.200 on Euro-Schatz Bond June 2021 Futures(1)	05/2021	11,033	$65	$(6)	$0	$0
Euro-Bobl June Futures	06/2021	970	153,656	46	91	(285)
Euro-Bund 10-Year Bond June Futures	06/2021	1,860	373,600	166	611	(1,352)
Gold 100 oz. June Futures	06/2021	126	21,617	391	373	0
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond June 2021 Futures(1)	05/2021	2,991	35	(2)	0	0
U.S. Treasury 5-Year Note June Futures	06/2021	19,062	2,352,221	(23,662)	0	(3,127)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	60	8,621	(119)	0	(21)

				$(23,186)	$1,075	$(4,785)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note June Futures	06/2021	190	$(16,891)	$(6)	$19	$0
Australia Government 10-Year Bond June Futures	06/2021	52	(5,455)	(16)	42	0
Euro-BTP Italy Government Bond June Futures	06/2021	1,213	(204,421)	240	576	(347)
Euro-Buxl 30-Year Bond June Futures	06/2021	1,168	(282,216)	5,760	1,644	(1,178)
Euro-OAT France Government 10-Year Bond June Futures	06/2021	9	(1,709)	3	5	(3)
Euro-Schatz June Futures	06/2021	15,425	(2,027,765)	(329)	995	(181)
Japan Government 10-Year Bond June Futures	06/2021	82	(111,945)	(175)	229	0
U.S. Treasury 2-Year Note June Futures	06/2021	1,187	(262,002)	132	56	0
U.S. Treasury 10-Year Note June Futures	06/2021	8,041	(1,052,868)	21,700	2,010	0
U.S. Treasury 30-Year Bond June Futures	06/2021	2,666	(412,147)	19,823	1,166	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	478	(86,623)	3,932	553	0
United Kingdom Long Gilt June Futures	06/2021	195	(34,300)	560	140	(3)

				$51,624	$7,435	$(1,712)

Total Futures Contracts				$28,438	$8,510	$(6,497)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.463%	$4,100	$(4)	$65	$61	$0	$0

34	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2021

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	3-Month EUR-EURIBOR	0.526%	Annual	11/21/2023	EUR	339,900	$0	$(198)	$(198)	$0	$(85)
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	24,850	(3,596)	1,569	(2,027)	138	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	1,141,690	(252)	71	(181)	13	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,225,400	(791)	191	(600)	33	0
Receive	CPTFEMU	0.090	Maturity	05/15/2022	EUR	25,600	61	452	513	0	0
Receive	CPTFEMU	0.330	Maturity	07/15/2022		27,700	86	519	605	51	0
Receive	CPTFEMU	1.085	Maturity	01/15/2024		40	(1)	1	0	0	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031		109,200	(788)	(1,004)	(1,792)	0	(419)
Pay	CPURNSA	1.825	Maturity	08/14/2021	$	13,200	(72)	(188)	(260)	0	(30)
Pay	CPURNSA	1.840	Maturity	08/14/2021		20,400	(109)	(289)	(398)	0	(46)
Pay	CPURNSA	1.840	Maturity	08/17/2021		45,000	(223)	(638)	(861)	0	(100)
Receive	CPURNSA	1.445	Maturity	09/09/2021		14,290	(19)	204	185	29	0
Receive	CPURNSA	1.580	Maturity	09/20/2021		96,300	(433)	1,374	941	182	0
Receive	CPURNSA	1.592	Maturity	09/20/2021		27,700	(131)	395	264	52	0
Receive	CPURNSA	1.488	Maturity	10/01/2021		25,800	(78)	368	290	46	0
Pay	CPURNSA	1.280	Maturity	11/02/2021		41,700	0	(671)	(671)	0	(63)
Pay	CPURNSA	1.230	Maturity	11/04/2021		38,400	(4)	(631)	(635)	0	(58)
Pay	CPURNSA	1.290	Maturity	11/05/2021		110,600	(6)	(1,753)	(1,759)	0	(166)
Pay	CPURNSA	2.165	Maturity	01/19/2022		31,300	0	(204)	(204)	0	(18)
Pay	CPURNSA	2.180	Maturity	01/19/2022		12,500	(1)	(79)	(80)	0	(7)
Pay	CPURNSA	2.200	Maturity	01/21/2022		31,930	0	(198)	(198)	0	(17)
Pay	CPURNSA	2.170	Maturity	02/01/2022		68,900	0	(457)	(457)	0	(24)
Pay	CPURNSA	2.155	Maturity	02/04/2022		94,200	(2)	(624)	(626)	0	(29)
Pay	CPURNSA	2.200	Maturity	02/05/2022		12,900	0	(78)	(78)	0	(2)
Receive	CPURNSA	2.069	Maturity	07/15/2022		17,600	(285)	364	79	0	(14)
Receive	CPURNSA	2.210	Maturity	02/05/2023		116,510	(3,342)	2,961	(381)	0	(86)
Receive	CPURNSA	2.263	Maturity	04/27/2023		14,183	(506)	386	(120)	0	(9)
Receive	CPURNSA	2.314	Maturity	02/26/2026		67,600	0	811	811	19	0
Receive	CPURNSA	2.419	Maturity	03/05/2026		79,200	0	476	476	9	0
Pay	CPURNSA	2.370	Maturity	06/06/2028		22,300	1,402	(1,266)	136	0	(9)
Pay	CPURNSA	2.379	Maturity	07/09/2028		14,700	956	(840)	116	0	(6)
Pay	CPURNSA	2.165	Maturity	04/16/2029		32,400	1,066	(1,857)	(791)	0	(15)
Pay	CPURNSA	1.998	Maturity	07/25/2029		9,100	155	(515)	(360)	0	(4)
Pay	CPURNSA	1.760	Maturity	11/04/2029		78,400	(999)	(4,321)	(5,320)	0	(39)
Pay	CPURNSA	1.883	Maturity	11/20/2029		23,300	14	(1,309)	(1,295)	0	(12)
Receive	CPURNSA	2.311	Maturity	02/24/2031		34,500	30	667	697	36	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021	EUR	23,170	(734)	281	(453)	38	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		20,100	(760)	487	(273)	31	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		200	52	(26)	26	0	(1)
Pay	FRCPXTOB	1.410	Maturity	11/15/2039		4,700	392	(585)	(193)	0	(33)
Pay	UKRPI	3.465	Maturity	02/15/2022	GBP	8,900	0	(4)	(4)	6	0
Pay	UKRPI	3.220	Maturity	03/15/2022		60,500	(1)	(57)	(58)	36	0
Pay	UKRPI	3.850	Maturity	09/15/2024		53,400	3,763	(7)	3,756	88	0
Pay	UKRPI	3.330	Maturity	01/15/2025		153,900	3,441	(504)	2,937	242	0
Pay	UKRPI	3.473	Maturity	08/15/2025		71,800	347	(401)	(54)	112	0
Pay	UKRPI	3.390	Maturity	01/15/2030		62,300	580	(1,589)	(1,009)	0	(20)
Pay	UKRPI	3.438	Maturity	01/15/2030		41,700	736	(1,062)	(326)	0	(15)
Pay	UKRPI	3.325	Maturity	08/15/2030		49,000	2,313	(1,487)	826	3	0
Pay	UKRPI	3.566	Maturity	03/15/2036		12,250	0	(229)	(229)	0	0
Pay	UKRPI	3.580	Maturity	03/15/2036		30,440	(160)	(284)	(444)	0	(1)

							$2,101	$(11,778)	$(9,677)	$1,164	$(1,328)

Total Swap Agreements							$2,097	$(11,713)	$(9,616)	$1,164	$(1,328)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$8,510	$1,164	$9,674	$0	$(6,497)	$(1,328)	$(7,825)

(l)

Securities with an aggregate market value of $58,848 and cash of $8,139 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	DKK	666,516	$	108,962	$3,884	$0
	04/2021	EUR	21,484		25,572	378	0
	04/2021	GBP	89,035		126,051	3,307	0
	04/2021	$	985	AUD	1,273	0	(18)
	04/2021		107,024	DKK	673,546	0	(837)
	04/2021		205,452	EUR	174,919	0	(320)
	04/2021		139	PLN	522	0	(7)
	04/2021		17	RUB	1,285	0	0
	04/2021		78	TRY	616	0	(4)
	05/2021	EUR	174,919	$	205,568	321	0
	05/2021	ILS	78		24	0	0
	05/2021	MXN	8,176		403	4	0

36	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2021	$	83	RUB	6,144	$0	$(2)
	06/2021		14		1,042	0	0
	06/2021		48	TRY	375	0	(5)
	07/2021	DKK	673,546	$	107,184	839	0
BPS	04/2021	AUD	31,011		24,560	1,006	0
	04/2021	EUR	30,939		36,679	396	0
	04/2021	GBP	4,509		6,254	38	0
	04/2021	NZD	161,396		119,028	6,330	(21)
	04/2021	$	13,766	NZD	19,697	0	(9)
	04/2021		22	TRY	179	0	(1)
	05/2021	NZD	19,697	$	13,766	10	0
	06/2021	KRW	538,258		479	1	0
	08/2021	MXN	284,905		13,358	0	(394)
BRC	04/2021	GBP	1,524		2,108	7	0
	04/2021	$	16,772	NZD	24,005	0	(7)
	06/2021		44	TRY	344	0	(4)
CBK	04/2021	DKK	458,195	$	74,987	2,752	0
	04/2021	$	82,701	DKK	522,252	0	(367)
	04/2021		1,227	JPY	130,500	0	(48)
	04/2021		20	TRY	160	0	0
	05/2021		373	MXN	8,176	26	0
	06/2021		136	RUB	10,140	0	(3)
	07/2021	DKK	522,252	$	82,824	367	0
	09/2021	PEN	32,683		8,874	150	0
FBF	04/2021	$	58	TRY	445	0	(4)
GLM	04/2021	AUD	14,453	$	11,552	575	0
	04/2021	$	21,185	AUD	27,773	0	(90)
	04/2021		82,689	NZD	115,407	0	(2,089)
	04/2021		53	RUB	3,969	0	0
	04/2021		39	TRY	299	0	(3)
	05/2021	AUD	27,773	$	21,187	89	0
	05/2021	$	44	RUB	3,278	0	(1)
	06/2021	CNH	1,733	$	263	0	0
HUS	04/2021	EUR	122,496		145,515	1,861	0
	04/2021	$	53,087	AUD	68,485	0	(1,069)
	04/2021		8,792	DKK	54,215	0	(245)
	04/2021		1,523	GBP	1,106	2	0
	04/2021		158	PLN	592	0	(8)
	05/2021	EUR	13,457	$	15,811	21	0
	05/2021	ILS	187		58	1	0
	05/2021	$	90	RUB	6,748	0	(2)
	06/2021	SGD	256	$	190	0	0
	06/2021	$	22	RUB	1,636	0	(1)
	09/2021	MXN	55,019	$	2,616	0	(31)
JPM	04/2021	$	92,210	DKK	582,238	0	(419)
	04/2021		1,661	NZD	2,287	0	(64)
	04/2021		128	TRY	1,043	1	(4)
	06/2021		1,001	CNY	6,524	0	(13)
	07/2021	DKK	582,238	$	92,351	422	0
MYI	04/2021	AUD	41,326		32,739	1,349	0
	04/2021	DKK	212,586		34,715	1,200	0
	04/2021	$	117,648	JPY	12,967,974	0	(522)
	05/2021	JPY	12,967,974	$	117,682	524	0
	06/2021	CNH	2,240		341	2	0
SCX	04/2021	AUD	10,741		8,571	413	0
	04/2021	$	129,269	GBP	93,962	267	0
	04/2021		111	PLN	415	0	(6)
	04/2021		11	TRY	87	0	0
	05/2021	GBP	93,962	$	129,282	0	(267)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2021	INR	9,291	$	125	$0	$(1)
	06/2021	TWD	6,752		246	7	0
	06/2021	$	577	IDR	8,405,994	0	(6)
	06/2021		32	TRY	252	0	(3)
SOG	04/2021	JPY	13,098,474	$	123,984	5,680	0
TOR	04/2021	CAD	40,098		31,676	0	(232)
	04/2021	EUR	520,339		632,103	21,902	0
	04/2021	$	31,904	CAD	40,098	4	0
	04/2021		10	TRY	82	0	0
	05/2021	CAD	40,098	$	31,905	0	(5)
	05/2021	EUR	520,339		611,905	1,349	0
UAG	04/2021	DKK	494,954		81,090	3,059	0
	04/2021	$	101	RUB	7,522	0	(2)
	05/2021		45		3,375	0	(1)
	06/2021		45		3,341	0	(1)
	06/2021		30	TRY	234	0	(3)

Total Forward Foreign Currency Contracts						$58,544	$(7,139)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	34,090	$26	$5,532
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	35,670	2,705	5,781
BRC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	08/24/2021	14,100	51	15
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	18,730	1,398	3,036
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	08/24/2021	480,000	1,728	504
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	31,090	2,268	5,081

							$8,176	$19,949

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2051	$64.000	04/07/2021	26,600	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2051	66.000	04/07/2021	27,800	1	0

					$2	$0

Total Purchased Options					$8,178	$19,949

38	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2021

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	6,200	$(22)	$(18)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	20,300	(9)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	20,300	(24)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	33,200	(36)	(4)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	13,400	(12)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	21,800	(22)	(8)
BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	3,900	(24)	(15)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	16,700	(10)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	14,900	(13)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	32,500	(29)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	15,200	(16)	(2)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	20,200	(12)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	20,200	(30)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	15,700	(19)	(1)
BRC	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	20,400	(26)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	15,800	(16)	(7)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	19,400	(20)	(7)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	21,000	(12)	(13)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	21,000	(28)	(17)
CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	4,500	(20)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	17,800	(17)	(3)
DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	9,200	(6)	(1)
DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	24,000	(23)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	16,900	(16)	(5)
FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	4,100	(16)	(9)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	12,800	(6)	(7)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	12,800	(13)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	6,000	(8)	(2)
GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	4,600	(20)	(14)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	18,700	(9)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	8,300	(9)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	18,700	(18)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	34,500	(35)	(7)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	15,200	(16)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	15,400	(19)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	22,500	(29)	(17)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	16,300	(18)	(7)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	15,000	(20)	(12)
JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	3,500	(16)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	16,200	(15)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	16,900	(18)	(2)
MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	18,600	(20)	(3)

						$(767)	$(225)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	46,100	$(2,097)	$(68)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	182,300	(1,326)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	27,400	(191)	0

						$(3,614)	$(68)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	101,780	$0	$(4,993)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	106,320	(2,630)	(5,236)
BRC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.550	08/24/2021	28,200	(48)	(13)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	56,780	(1,391)	(2,796)
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	120,630	(823)	(1,194)
GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.526	11/17/2022	680,000	(1,057)	(769)
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	2,500	(18)	(25)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.550	08/24/2021	960,000	(1,512)	(444)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	119,170	(847)	(1,179)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	92,900	(2,254)	(4,557)

							$(10,580)	$(21,206)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	4,100	$(13)	$(85)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	6,300	(40)	(46)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	9,200	(47)	(35)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	6,300	(27)	(35)
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	1,600	(7)	(40)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	6,700	(30)	(35)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	17,800	(106)	(104)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	6,700	(37)	(43)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	6,600	(41)	(44)
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	2,900	(11)	(12)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	6,800	(40)	(42)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	3,600	(9)	(27)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	4,800	(12)	(48)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	4,100	(10)	(46)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	3,000	(10)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	2,900	(9)	(14)

40	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.484	04/07/2021	2,400	$(6)	$(41)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	700	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	600	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	1,800	(7)	(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	2,400	(17)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	2,900	(18)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	5,600	(33)	(39)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	2,700	(15)	(23)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	10,900	(61)	(96)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	2,400	(12)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	10,900	(77)	(149)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	2,900	(13)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	1,800	(6)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	2,700	(8)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	4,200	(13)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.250	05/06/2021	600	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	5,600	(24)	(24)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	1,900	(10)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	1,900	(7)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	2,900	(9)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	2,800	(8)	(10)
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	12,300	(33)	(170)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	10,300	(39)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	6,000	(21)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.828	04/07/2021	6,200	(21)	(22)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	10,300	(27)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	4,300	(9)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	6,200	(14)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	6,000	(13)	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	41

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$102.000	04/07/2021	3,500	$(8)	$(78)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	19,900	(78)	(100)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.391	05/06/2021	4,400	(23)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	5,000	(18)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.180	05/06/2021	3,300	(10)	(10)

					$(1,113)	$(1,596)

Total Written Options					$(16,074)	$(23,095)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
SAL	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$12,300	$(26)	$110	$84	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	2.500%	Maturity	07/15/2022	$50,000	$330	$(5,165)	$0	$(4,835)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.100%	Maturity	04/05/2021	$146,100	$0	$(4)	$0	$(4)
	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.100	Maturity	05/11/2021	213,900	0	341	341	0
GLM	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.100	Maturity	04/01/2021	172,200	0	120	120	0
JPM	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.100	Maturity	04/09/2021	127,900	0	(488)	0	(488)

								$0	$(31)	$461	$(492)

Total Swap Agreements								$304	$(5,086)	$545	$(5,327)

42	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$8,733	$0	$0	$8,733	$(1,193)	$(37)	$(4,835)	$(6,065)	$2,668	$(3,340)	$(672)
BPS	7,781	11,313	341	19,435	(425)	(10,254)	(4)	(10,683)	8,752	(9,010)	(258)
BRC	7	3,051	0	3,058	(11)	(2,855)	0	(2,866)	192	(110)	82
CBK	3,295	0	0	3,295	(418)	(4)	0	(422)	2,873	(2,900)	(27)
DBL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	0	0	0	0	0	(1,204)	0	(1,204)	(1,204)	135	(1,069)
FAR	0	0	0	0	0	(201)	0	(201)	(201)	333	132
FBF	0	0	0	0	(4)	(23)	0	(27)	(27)	0	(27)
GLM	664	0	120	784	(2,183)	(837)	0	(3,020)	(2,236)	0	(2,236)
GSC	0	0	0	0	0	(266)	0	(266)	(266)	322	56
GST	0	0	0	0	0	(65)	0	(65)	(65)	154	89
HUS	1,885	0	0	1,885	(1,356)	0	0	(1,356)	529	(559)	(30)
JPM	423	0	0	423	(500)	(736)	(488)	(1,724)	(1,301)	1,328	27
MYC	0	5,585	0	5,585	0	(6,183)	0	(6,183)	(598)	(3,194)	(3,792)
MYI	3,075	0	0	3,075	(522)	0	0	(522)	2,553	(2,470)	83
SAL	0	0	84	84	0	(429)	0	(429)	(345)	409	64
SCX	687	0	0	687	(283)	0	0	(283)	404	(190)	214
SOG	5,680	0	0	5,680	0	0	0	0	5,680	(5,270)	410
TOR	23,255	0	0	23,255	(237)	0	0	(237)	23,018	(21,610)	1,408
UAG	3,059	0	0	3,059	(7)	0	0	(7)	3,052	(3,074)	(22)

Total Over the Counter	$58,544	$19,949	$545	$79,038	$(7,139)	$(23,095)	$(5,327)	$(35,561)

(n)

Securities with an aggregate market value of $3,992 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	43

Schedule of Investments PIMCO Real Return Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$373	$0	$0	$0	$8,137	$8,510
Swap Agreements	0	0	0	0	1,164	1,164

	$373	$0	$0	$0	$9,301	$9,674

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$58,544	$0	$58,544
Purchased Options	0	0	0	0	19,949	19,949
Swap Agreements	0	84	0	0	461	545

	$0	$84	$0	$58,544	$20,410	$79,038

	$373	$84	$0	$58,544	$29,711	$88,712

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,497	$6,497
Swap Agreements	0	0	0	0	1,328	1,328

	$0	$0	$0	$0	$7,825	$7,825

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,139	$0	$7,139
Written Options	0	225	0	0	22,870	23,095
Swap Agreements	0	0	0	0	5,327	5,327

	$0	$225	$0	$7,139	$28,197	$35,561

	$0	$225	$0	$7,139	$36,022	$43,386

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$613	$613
Futures	8,969	0	0	0	2,598	11,567
Swap Agreements	0	5,124	0	0	(13,369)	(8,245)

	$8,969	$5,124	$0	$0	$(10,158)	$3,935

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(105,589)	$0	$(105,589)
Purchased Options	0	0	0	(2,044)	14,353	12,309
Written Options	0	2,515	0	0	(3,965)	(1,450)
Swap Agreements	0	62	0	0	81,775	81,837

	$0	$2,577	$0	$(107,633)	$92,163	$(12,893)

	$8,969	$7,701	$0	$(107,633)	$82,005	$(8,958)

44	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$400	$0	$0	$0	$65,651	$66,051
Swap Agreements	0	(16,758)	0	0	3,767	(12,991)

	$400	$(16,758)	$0	$0	$69,418	$53,060

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43,132	$0	$43,132
Purchased Options	0	0	0	0	(2,342)	(2,342)
Written Options	0	7,386	0	0	(1,255)	6,131
Swap Agreements	0	427	0	0	26,549	26,976

	$0	$7,813	$0	$43,132	$22,952	$73,897

	$400	$(8,945)	$0	$43,132	$92,370	$126,957

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$452,969	$0	$452,969
Industrials	0	9,937	0	9,937
Specialty Finance	0	5,010	0	5,010
Utilities	0	2,432	0	2,432
U.S. Government Agencies	0	716,552	0	716,552
U.S. Treasury Obligations	0	10,654,959	0	10,654,959
Non-Agency Mortgage-Backed Securities	0	377,900	1,499	379,399
Asset-Backed Securities	0	784,316	3,600	787,916
Sovereign Issues	0	956,601	0	956,601
Preferred Securities
Banking & Finance	0	10,700	0	10,700
Utilities	0	0	53,429	53,429
Short-Term Instruments
Repurchase Agreements	0	7,356	0	7,356
U.S. Treasury Bills	0	376	0	376
U.S. Treasury Cash Management Bills	0	322	0	322
	$0	$13,979,430	$58,528	$14,037,958

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,022	$0	$0	$6,022
Total Investments	$6,022	$13,979,430	$58,528	$14,043,980

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(62,520)	$0	$(62,520)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	8,510	1,164	0	9,674
Over the counter	0	79,038	0	79,038
	$8,510	$80,202	$0	$88,712

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	45

Schedule of Investments PIMCO Real Return Fund (Cont.)

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(6,497)	$(1,328)	$0	$(7,825)
Over the counter	0	(35,561)	0	(35,561)
	$(6,497)	$(36,889)	$0	$(43,386)
Total Financial Derivative Instruments	$2,013	$43,313	$0	$45,326
Totals	$8,035	$13,960,223	$58,528	$14,026,786

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

46	PIMCO REAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Fund’s Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment

ANNUAL REPORT	MARCH 31, 2021	47

Notes to Financial Statements (Cont.)

companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of

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investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations

ANNUAL REPORT	MARCH 31, 2021	49

Notes to Financial Statements (Cont.)

(except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the

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Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are

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Notes to Financial Statements (Cont.)

not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

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(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a

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broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$389,174	$4,059,308	$(4,443,200)	$113	$627	$6,022	$208	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and

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securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

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The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the

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Notes to Financial Statements (Cont.)

Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

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During the period ended March 31, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not

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Notes to Financial Statements (Cont.)

considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in

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Notes to Financial Statements (Cont.)

general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the

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Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

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Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared

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Notes to Financial Statements (Cont.)

derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and

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may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value

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Notes to Financial Statements (Cont.)

of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for

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multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in

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Notes to Financial Statements (Cont.)

respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.35%	0.35%	0.35%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

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(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.50% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.50%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and

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Notes to Financial Statements (Cont.)

PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $12,349.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been

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designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$684,214	$143,798

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$30,577,876	$28,947,767	$1,245,737	$337,293

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	318,980	$3,833,702	166,773	$1,870,868

I-2	51,507	623,866	27,086	302,655

I-3	2,310	27,577	799	8,919

Administrative Class	55,092	671,597	8,499	95,277

Class A	43,780	528,913	42,665	477,937

Class C	3,036	36,845	734	8,207

Class R	6,454	77,822	4,269	47,804

Issued as reinvestment of distributions

Institutional Class	14,069	170,805	10,036	112,204

I-2	1,814	22,006	1,458	16,294

I-3	55	673	43	474

Administrative Class	1,247	15,177	507	5,668

Class A	2,932	35,564	2,473	27,617

Class C	142	1,726	166	1,853

Class R	412	5,009	293	3,268

Cost of shares redeemed

Institutional Class	(228,336)	(2,739,537)	(193,362)	(2,163,257)

I-2	(36,485)	(436,431)	(34,967)	(389,781)

I-3	(999)	(12,095)	(50,078)	(545,135)

Administrative Class	(13,093)	(157,896)	(12,778)	(143,080)

Class A	(60,959)	(735,866)	(58,562)	(653,681)

Class C	(9,255)	(111,947)	(11,341)	(126,560)

Class R	(6,839)	(82,247)	(6,652)	(74,294)

Net increase (decrease) resulting from Fund share transactions	145,864	$1,775,263	(101,939)	$(1,116,743)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

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The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Real Return Fund	$166,083	$0	$524,706	$(1,790)	$(178,330)	$0	$0	$510,669

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, straddle loss deferrals, partnership investments, and defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Real Return Fund	$0	$178,330

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

March 31, 2021

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Real Return Fund	$13,515,399	$663,945	$(135,586)	$528,359

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation protected securities (TIPS), sale/buyback transactions, unrealized gain or loss on certain futures, and forward contracts, straddle loss deferrals, realized and unrealized gain (loss) swap contracts partnership investments, and defaulted securities..

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Real Return Fund	$269,610	$0	$0	$179,344	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

78	PIMCO REAL RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Real Return Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2021	79

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International
BOS	BofA Securities, Inc.	HUS	HSBC Bank USA N.A.
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.
BRC	Barclays Bank PLC	JPS	J.P. Morgan Securities LLC
BSN	The Bank of Nova Scotia - Toronto	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
DBL	Deutsche Bank AG London	NOM	Nomura Securities International Inc.
DEU	Deutsche Bank Securities, Inc.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FAR	Wells Fargo Bank National Association	SOG	Societe Generale Paris
FBF	Credit Suisse International	STR	State Street FICC Repo
FICC	Fixed Income Clearing Corporation	TDL	Toronto Dominion Bank London
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GRE	NatWest Markets Securities Inc.	UAG	UBS AG Stamford
GSC	Goldman Sachs & Co. LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SGD	Singapore Dollar
IDR	Indonesian Rupiah	TRY	Turkish New Lira
ILS	Israeli Shekel	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	CPTFEMU	Eurozone HICP ex-Tobacco Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CMBX	Commercial Mortgage-Backed Index	UKRPI	United Kingdom Retail Prices Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	oz.	Ounce
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company

80	PIMCO REAL RETURN FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Real Return Fund	0%	0%	$269,610	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO Real Return Fund	0%

ANNUAL REPORT	MARCH 31, 2021	81

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

82	PIMCO REAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2021	83

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

84	PIMCO REAL RETURN FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2021	85

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

86	PIMCO REAL RETURN FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

ANNUAL REPORT	MARCH 31, 2021	87

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3015AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

PIMCO Short-Term Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

2	PIMCO SHORT-TERM FUND

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (Cont.)

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO SHORT-TERM FUND

Important Information About the PIMCO Short-Term Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the PIMCO Short-Term Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and

6	PIMCO SHORT-TERM FUND

represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Short- Term Fund	10/07/87	10/07/87	04/30/08	04/27/18	02/01/96	01/20/97	01/20/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the PIMCO Short-Term Fund (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

8	PIMCO SHORT-TERM FUND

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2021	9

PIMCO Short-Term Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	5.21%	2.51%	1.85%	4.14%
PIMCO Short-Term Fund I-2	5.10%	2.41%	1.75%	4.05%
PIMCO Short-Term Fund I-3	5.05%	2.36%	1.70%	3.98%
PIMCO Short-Term Fund Administrative Class	4.94%	2.25%	1.60%	3.88%
PIMCO Short-Term Fund Class A	4.94%	2.25%	1.60%	3.78%
PIMCO Short-Term Fund Class A (adjusted)	2.58%	1.79%	1.37%	3.71%
PIMCO Short-Term Fund Class C	4.63%	1.95%	1.30%	3.47%
PIMCO Short-Term Fund Class C (adjusted)	3.63%	1.95%	1.30%	3.47%
PIMCO Short-Term Fund Class R	4.68%	2.00%	1.35%	3.59%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.60%	3.02%♦
Lipper Ultra-Short Obligation Funds Average	3.31%	1.68%	1.13%	3.98%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.55% for Institutional Class shares, 0.65% for I-2 shares, 0.75% for I-3 shares, 0.80% for Administrative Class shares, 0.80% for Class A shares, 1.10% for Class C shares, and 1.05% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO SHORT-TERM FUND

Institutional Class - PTSHX	I-2 - PTSPX	I-3 - PTSNX	Administrative Class - PSFAX
Class A - PSHAX	Class C - PFTCX	Class R - PTSRX

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	31.6%
Short-Term Instruments‡	23.7%
Asset-Backed Securities	15.6%
U.S. Government Agencies	13.2%
Non-Agency Mortgage-Backed Securities	12.5%
U.S. Treasury Obligations	1.4%
Sovereign Issues	1.3%
Other	0.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Short-Term Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Holdings of select asset backed securities contributed to relative performance, as spreads tightened.

»	An underweight to U.S. duration contributed to relative performance, as interest rates increased.

»	Short exposure to high yield corporate credit detracted from relative performance, as spreads tightened.

»	A short bias to the Australian dollar versus the U.S. dollar detracted from relative performance, as the Australian dollar appreciated.

»	Overweight exposure to Canadian duration detracted from relative performance, as local interest rates increased.

ANNUAL REPORT	MARCH 31, 2021	11

Expense Example PIMCO Short-Term Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,006.10	$2.25	$1,000.00	$1,022.69	$2.27	0.45%
I-2	1,000.00	1,005.60	2.75	1,000.00	1,022.19	2.77	0.55
I-3	1,000.00	1,005.40	3.00	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	1,004.90	3.50	1,000.00	1,021.44	3.53	0.70
Class A	1,000.00	1,004.90	3.50	1,000.00	1,021.44	3.53	0.70
Class C	1,000.00	1,003.40	4.99	1,000.00	1,019.95	5.04	1.00
Class R	1,000.00	1,003.60	4.75	1,000.00	1,020.19	4.78	0.95

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO SHORT-TERM FUND

Benchmark Descriptions

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2021	13

Financial Highlights PIMCO Short-Term Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2021	$9.49	$0.11	$0.38	$0.49	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2020	9.80	0.26	(0.30)	(0.04)	(0.27)	0.00	0.00	(0.27)

03/31/2019	9.85	0.26	(0.03)	0.23	(0.26)	(0.02)	0.00	(0.28)

03/31/2018	9.82	0.19	0.02	0.21	(0.18)	0.00	0.00	(0.18)

03/31/2017	9.66	0.17	0.16	0.33	(0.14)	0.00	(0.03)	(0.17)

I-2

03/31/2021	9.49	0.11	0.37	0.48	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.80	0.25	(0.30)	(0.05)	(0.26)	0.00	0.00	(0.26)

03/31/2019	9.85	0.25	(0.03)	0.22	(0.25)	(0.02)	0.00	(0.27)

03/31/2018	9.82	0.18	0.02	0.20	(0.17)	0.00	0.00	(0.17)

03/31/2017	9.66	0.16	0.16	0.32	(0.13)	0.00	(0.03)	(0.16)

I-3

03/31/2021	9.49	0.10	0.38	0.48	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.80	0.25	(0.31)	(0.06)	(0.25)	0.00	0.00	(0.25)

04/27/2018 - 03/31/2019	9.88	0.24	(0.07)	0.17	(0.23)	(0.02)	0.00	(0.25)

Administrative Class

03/31/2021	9.49	0.13	0.34	0.47	(0.12)	0.00	0.00	(0.12)

03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	0.00	(0.24)

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	0.00	(0.26)

03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)

Class A

03/31/2021	9.49	0.09	0.38	0.47	(0.12)	0.00	0.00	(0.12)

03/31/2020	9.80	0.24	(0.31)	(0.07)	(0.24)	0.00	0.00	(0.24)

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	0.00	(0.26)

03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)

14	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.84	5.21%	$10,965,709	0.47%		0.47%		0.45%		0.45%		1.14%		94%

9.49	(0.48)	7,793,178	0.55		0.55		0.45		0.45		2.68		222

9.80	2.31	10,930,485	0.50		0.50		0.45		0.45		2.63		104

9.85	2.11	10,792,869	0.57		0.57		0.45		0.45		1.98		156

9.82	3.49	7,238,471	0.53		0.53		0.45		0.45		1.76		324

9.84	5.10	3,150,987	0.57		0.57		0.55		0.55		1.07		94

9.49	(0.58)	2,762,049	0.65		0.65		0.55		0.55		2.58		222

9.80	2.21	3,915,317	0.60		0.60		0.55		0.55		2.56		104

9.85	2.00	2,323,358	0.67		0.67		0.55		0.55		1.87		156

9.82	3.38	1,713,191	0.63		0.63		0.55		0.55		1.65		324

9.84	5.05	50,189	0.62		0.67		0.60		0.65		1.01		94

9.49	(0.63)	38,892	0.70		0.75		0.60		0.65		2.57		222

9.80	1.70	80,706	0.65	*	0.70	*	0.60	*	0.65	*	2.71	*	104

9.84	4.94	28,626	0.72		0.72		0.70		0.70		1.38		94

9.49	(0.73)	1,500,981	0.80		0.80		0.70		0.70		2.43		222

9.80	2.06	1,864,756	0.75		0.75		0.70		0.70		2.37		104

9.85	1.85	1,927,190	0.82		0.82		0.70		0.70		1.72		156

9.82	3.23	1,677,360	0.78		0.78		0.70		0.70		1.51		324

9.84	4.94	1,681,053	0.72		0.72		0.70		0.70		0.92		94

9.49	(0.73)	1,370,799	0.80		0.80		0.70		0.70		2.41		222

9.80	2.06	1,680,136	0.75		0.75		0.70		0.70		2.38		104

9.85	1.85	1,728,328	0.82		0.82		0.70		0.70		1.72		156

9.82	3.23	903,392	0.78		0.78		0.70		0.70		1.50		324

ANNUAL REPORT	MARCH 31, 2021	15

Financial Highlights PIMCO Short-Term Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

03/31/2021	$9.49	$0.06	$0.38	$0.44	$(0.09)	$0.00	$0.00	$(0.09)

03/31/2020	9.80	0.21	(0.31)	(0.10)	(0.21)	0.00	0.00	(0.21)

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	0.00	(0.23)

03/31/2018	9.82	0.14	0.01	0.15	(0.12)	0.00	0.00	(0.12)

03/31/2017	9.66	0.12	0.16	0.28	(0.09)	0.00	(0.03)	(0.12)

Class R

03/31/2021	9.49	0.07	0.37	0.44	(0.09)	0.00	0.00	(0.09)

03/31/2020	9.80	0.21	(0.30)	(0.09)	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	0.00	(0.23)

03/31/2018	9.82	0.14	0.02	0.16	(0.13)	0.00	0.00	(0.13)

03/31/2017	9.66	0.12	0.17	0.29	(0.10)	0.00	(0.03)	(0.13)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.84	4.63%	$102,373	1.02%	1.02%	1.00%	1.00%	0.66%	94%

9.49	(1.03)	125,668	1.10	1.10	1.00	1.00	2.13	222

9.80	1.76	172,777	1.05	1.05	1.00	1.00	2.10	104

9.85	1.55	136,018	1.12	1.12	1.00	1.00	1.41	156

9.82	2.92	174,228	1.08	1.08	1.00	1.00	1.21	324

9.84	4.68	110,040	0.97	0.97	0.95	0.95	0.69	94

9.49	(0.98)	107,765	1.05	1.05	0.95	0.95	2.17	222

9.80	1.81	128,331	1.00	1.00	0.95	0.95	2.13	104

9.85	1.60	122,140	1.07	1.07	0.95	0.95	1.47	156

9.82	2.97	116,464	1.03	1.03	0.95	0.95	1.25	324

ANNUAL REPORT	MARCH 31, 2021	17

Statement of Assets and Liabilities PIMCO Short-Term Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$12,922,016
Investments in Affiliates	3,709,004

Financial Derivative Instruments
Exchange-traded or centrally cleared	6,338
Over the counter	53,175
Deposits with counterparty	23,170
Foreign currency, at value	6,296
Receivable for investments sold	176
Receivable for TBA investments sold	200
Receivable for Fund shares sold	36,899
Interest and/or dividends receivable	33,487
Dividends receivable from Affiliates	737
Reimbursement receivable from PIMCO	2

Total Assets	16,791,500

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$233,200

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,535
Over the counter	14,987
Payable for investments purchased	375,137
Payable for investments in Affiliates purchased	737
Payable for TBA investments purchased	301
Deposits from counterparty	49,614
Payable for Fund shares redeemed	19,705
Distributions payable	362
Overdraft due to custodian	20
Accrued investment advisory fees	3,439
Accrued supervisory and administrative fees	3,027
Accrued distribution fees	56
Accrued servicing fees	402
Other liabilities	1

Total Liabilities	702,523

Net Assets	$16,088,977

Net Assets Consist of:

Paid in capital	$16,259,771
Distributable earnings (accumulated loss)	(170,794)

Net Assets	$16,088,977

Cost of investments in securities	$12,828,765
Cost of investments in Affiliates	$3,709,240
Cost of foreign currency held	$6,759
Cost or premiums of financial derivative instruments, net	$(5,855)

* Includes repurchase agreements of:	$5,051

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$10,965,709
I-2	3,150,987
I-3	50,189
Administrative Class	28,626
Class A	1,681,053
Class C	102,373
Class R	110,040

Shares Issued and Outstanding:

Institutional Class	1,114,437
I-2	320,238
I-3	5,101
Administrative Class	2,909
Class A	170,847
Class C	10,404
Class R	11,184

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.84
I-2	9.84
I-3	9.84
Administrative Class	9.84
Class A	9.84
Class C	9.84
Class R	9.84

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	19

Statement of Operations PIMCO Short-Term Fund

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest	$231,054
Dividends from Investments in Affiliates	6,819
Total Income	237,873

Expenses:

Investment advisory fees	36,165
Supervisory and administrative fees	31,939
Distribution and/or servicing fees - Administrative Class	1,328
Distribution fees - Class C	364
Distribution fees - Class R	273
Servicing fees - Class A	3,766
Servicing fees - Class C	304
Servicing fees - Class R	273
Trustee fees	83
Interest expense	3,146
Miscellaneous expense	1
Total Expenses	77,642
Waiver and/or Reimbursement by PIMCO	(21)
Net Expenses	77,621

Net Investment Income (Loss)	160,252

Net Realized Gain (Loss):

Investments in securities	495
Investments in Affiliates	(14,154)
Exchange-traded or centrally cleared financial derivative instruments	(159,470)
Over the counter financial derivative instruments	(42,017)
Short sales	(7,192)
Foreign currency	24,408

Net Realized Gain (Loss)	(197,930)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	609,353
Investments in Affiliates	21,556
Exchange-traded or centrally cleared financial derivative instruments	110,228
Over the counter financial derivative instruments	(14,108)
Foreign currency assets and liabilities	1,071

Net Change in Unrealized Appreciation (Depreciation)	728,100

Net Increase (Decrease) in Net Assets Resulting from Operations	$690,422

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT-TERM FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Short-Term Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$160,252	$430,720
Net realized gain (loss)	(197,930)	44,615
Net change in unrealized appreciation (depreciation)	728,100	(528,445)

Net Increase (Decrease) in Net Assets Resulting from Operations	690,422	(53,110)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(135,569)	(260,488)
I-2	(39,724)	(93,675)
I-3	(549)	(1,683)
Administrative Class	(6,277)	(42,211)
Class A	(18,309)	(36,488)
Class C	(1,115)	(3,170)
Class R	(1,046)	(2,696)

Total Distributions(a)	(202,589)	(440,411)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,901,812	(4,579,655)

Total Increase (Decrease) in Net Assets	2,389,645	(5,073,176)

Net Assets:

Beginning of year	13,699,332	18,772,508
End of year	$16,088,977	$13,699,332

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	21

Schedule of Investments PIMCO Short-Term Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 80.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Delos Finance SARL
2.004% (LIBOR03M + 1.750%) due 10/06/2023 ~		$420	$420

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		12,622	12,249

Total Loan Participations and Assignments (Cost $12,877)			12,669

CORPORATE BONDS & NOTES 32.7%

BANKING & FINANCE 18.9%

ADCB Finance Cayman Ltd.
1.400% due 06/14/2021	GBP	10,900	14,989

AerCap Ireland Capital DAC
3.500% due 05/26/2022		$1,934	1,988
4.450% due 12/16/2021		30,705	31,416
4.625% due 07/01/2022		10,450	10,933
5.000% due 10/01/2021		12,300	12,568

AIA Group Ltd.
0.707% (US0003M + 0.520%) due 09/20/2021 ~		39,900	39,861

Air Lease Corp.
2.250% due 01/15/2023		14,250	14,633
2.750% due 01/15/2023		12,800	13,193
3.375% due 06/01/2021		5,300	5,324
3.500% due 01/15/2022		7,991	8,172
4.250% due 02/01/2024		1,800	1,954

Aircastle Ltd.
5.500% due 02/15/2022		6,113	6,358

Ally Financial, Inc.
4.125% due 02/13/2022		19,917	20,528
4.625% due 05/19/2022		200	209

Ambac LSNI LLC
6.000% due 02/12/2023 •		2	2

Aozora Bank Ltd.
2.550% due 09/09/2022		8,770	8,981
3.810% due 09/07/2021		14,510	14,698

Aviation Capital Group LLC
0.882% (US0003M + 0.670%) due 07/30/2021 ~		27,153	27,127
1.141% (US0003M + 0.950%) due 06/01/2021 ~		14,550	14,551
2.875% due 01/20/2022		67,301	68,284

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		24,800	24,735
3.625% due 05/01/2022		1,100	1,122
5.125% due 10/01/2023		3,900	4,161
5.500% due 01/15/2023		12,300	13,058

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Santander Chile
1.390% (US0003M + 1.200%) due 11/28/2021 ~		$23,600	$23,696
2.700% due 01/10/2025		5,200	5,444

Bank of America Corp.
2.604% due 03/15/2023 •(e)	CAD	7,980	6,473
3.228% due 06/22/2022 (e)		200	164

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		$59,058	59,920
1.624% (US0003M + 1.430%) due 02/15/2023 ~		21,989	22,156
1.837% (BBSW3M + 1.800%) due 06/15/2023 ~	AUD	5,000	3,870
2.180% (BBSW3M + 2.150%) due 06/26/2024 ~		1,500	1,183
3.250% due 06/26/2024		2,000	1,604
4.338% due 05/16/2024 •		$700	750
4.610% due 02/15/2023 •		21,400	22,114

BGC Partners, Inc.
5.125% due 05/27/2021		2,550	2,563

BNP Paribas S.A.
1.784% (BBSW3M + 1.750%) due 12/16/2022 ~	AUD	1,800	1,392

BOC Aviation Ltd.
1.252% (US0003M + 1.050%) due 05/04/2021 ~		$67,240	67,222
1.320% (US0003M + 1.125%) due 09/26/2023 ~		7,760	7,757
2.375% due 09/15/2021		20,508	20,593
2.750% due 09/18/2022		42,100	42,959
3.000% due 05/23/2022		13,827	14,057

Brixmor Operating Partnership LP
1.255% (US0003M + 1.050%) due 02/01/2022 ~		35,500	35,578

Cantor Fitzgerald LP
4.875% due 05/01/2024		4,900	5,429
6.500% due 06/17/2022		16,500	17,603

Charles Schwab Corp.
0.510% (SOFRRATE + 0.500%) due 03/18/2024 ~		46,690	46,966

CIT Group, Inc.
5.000% due 08/15/2022		23,040	24,283

Citigroup, Inc.
1.214% (US0003M + 1.023%) due 06/01/2024 ~		23,640	23,951
1.292% (US0003M + 1.100%) due 05/17/2024 ~		72,478	73,545

22	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CK Hutchison International Ltd.
2.875% due 04/05/2022		$232	$237

CNH Industrial Capital LLC
4.875% due 04/01/2021		2,000	2,000

Credit Agricole S.A.
1.237% (US0003M + 1.050%) due 03/22/2024 ~		41,800	42,347

Credit Suisse Group AG
1.384% (US0003M + 1.200%) due 12/14/2023 ~		2,800	2,818
1.424% (US0003M + 1.240%) due 06/12/2024 ~		25,720	25,990
2.193% due 06/05/2026 •		8,700	8,850

Danske Bank A/S
1.171% due 12/08/2023 •		38,772	38,994
1.244% (US0003M + 1.060%) due 09/12/2023 ~		49,789	50,229
3.001% due 09/20/2022 •		11,890	12,012

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		954	951

First Abu Dhabi Bank PJSC
1.043% (US0003M + 0.850%) due 08/08/2023 ~		4,200	4,226
1.176% (US0003M + 0.950%) due 04/16/2022 ~		36,861	37,078

Ford Motor Credit Co. LLC
1.048% (US0003M + 0.810%) due 04/05/2021 ~		25,605	25,605
1.104% (US0003M + 0.880%) due 10/12/2021 ~		21,500	21,398
3.219% due 01/09/2022		19,055	19,311
3.377% (US0003M + 3.140%) due 01/07/2022 ~		14,800	14,978
3.470% due 04/05/2021		7,735	7,735
5.596% due 01/07/2022		21,490	22,131
5.875% due 08/02/2021		70,728	71,768

GA Global Funding Trust
1.625% due 01/15/2026		15,210	15,203

GE Capital Canada Funding Co.
4.600% due 01/26/2022	CAD	16,000	13,120

General Motors Financial Co., Inc.
1.075% (US0003M + 0.850%) due 04/09/2021 ~		$39,908	39,911
1.228% (US0003M + 0.990%) due 01/05/2023 ~		5,975	6,028
1.293% (US0003M + 1.100%) due 11/06/2021 ~		41,665	41,859
1.509% (US0003M + 1.310%) due 06/30/2022 ~		20,054	20,272
1.784% (US0003M + 1.550%) due 01/14/2022 ~		61,980	62,620
3.200% due 07/06/2021		3,934	3,951

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.450% due 01/14/2022		$969	$989
3.450% due 04/10/2022		150	154
3.550% due 07/08/2022		2,100	2,176
4.200% due 11/06/2021		4,725	4,828

Goldman Sachs Group, Inc.
0.801% due 12/09/2026 •		15,800	15,814
0.925% (US0003M + 0.750%) due 02/23/2023 ~		4,840	4,874
0.978% (CDOR03 + 0.540%) due 07/27/2022 ~(e)	CAD	12,500	9,964
1.088% (CDOR03 + 0.650%) due 08/23/2022 ~(e)		15,000	11,965
1.218% (US0003M + 1.000%) due 07/24/2023 ~		$4,600	4,634
1.244% (US0003M + 1.050%) due 06/05/2023 ~		5,596	5,638
1.790% (US0003M + 1.600%) due 11/29/2023 ~		775	798
1.969% (US0003M + 1.750%) due 10/28/2027 ~		4,900	5,131

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021		5,523	5,545
4.050% due 02/04/2022		9,117	9,377

HSBC Holdings PLC
1.110% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	200	152
1.407% (US0003M + 1.230%) due 03/11/2025 ~		$39,249	40,032
1.564% (US0003M + 1.380%) due 09/12/2026 ~		862	888

Hutchison Whampoa International Ltd.
3.250% due 11/08/2022		380	396

Hyundai Capital Services, Inc.
3.000% due 03/06/2022		26,017	26,549

ING Groep NV
1.020% (SOFRRATE + 1.010%) due 04/01/2027 ~(b)		27,200	27,264

International Bank for Reconstruction & Development
0.850% due 02/10/2027		117,100	114,362

International Lease Finance Corp.
8.625% due 01/15/2022		22,679	24,069

JPMorgan Chase & Co.
0.948% (US0003M + 0.730%) due 04/23/2024 ~		1,253	1,264
3.220% due 03/01/2025 •		2,500	2,668

KEB Hana Bank
0.938% (US0003M + 0.700%) due 10/02/2022 ~		3,720	3,739

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	23

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.059% (US0003M + 0.875%) due 09/14/2022 ~		$4,400	$4,434

LeasePlan Corp. NV
2.875% due 10/24/2024		17,150	18,049

Lloyds Banking Group PLC
1.331% (BBSW3M + 1.300%) due 03/20/2023 ~	AUD	500	383
1.437% (BBSW3M + 1.400%) due 03/07/2025 ~		9,000	6,928
2.907% due 11/07/2023 •		$10,000	10,364

Mirae Asset Daewoo Co. Ltd.
4.125% due 11/07/2021		16,700	16,991

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.652% due 09/19/2022		22,460	23,086
3.406% due 02/28/2022		6,000	6,138
3.559% due 02/28/2024		5,000	5,347
3.960% due 09/19/2023		2,000	2,161

Mizuho Financial Group, Inc.
0.818% (US0003M + 0.630%) due 05/25/2024 ~		90,669	91,115
1.177% (US0003M + 1.000%) due 09/11/2024 ~		2,000	2,024
1.214% (US0003M + 0.990%) due 07/10/2024 ~		29,800	30,193

Morgan Stanley
3.000% due 02/07/2024 (e)	CAD	5,000	4,195

Nationwide Building Society
3.622% due 04/26/2023 •		$12,800	13,207

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		28,845	29,479

Navient Corp.
6.625% due 07/26/2021		8,400	8,562

Nissan Motor Acceptance Corp.
0.817% (US0003M + 0.630%) due 09/21/2021 ~		4,800	4,801
0.875% (US0003M + 0.650%) due 07/13/2022 ~		3,189	3,191
0.883% due 09/28/2022 •		48,312	48,303
1.115% (US0003M + 0.890%) due 01/13/2022 ~		91,000	91,263
1.900% due 09/14/2021		2,500	2,512
2.650% due 07/13/2022		1,160	1,185
3.450% due 03/15/2023		800	837
3.650% due 09/21/2021		200	203

Nomura Holdings, Inc.
1.851% due 07/16/2025		62,127	62,047
2.648% due 01/16/2025		54,450	56,350

Nordea Bank Abp
1.130% (US0003M + 0.940%) due 08/30/2023 ~		18,060	18,274

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OneMain Finance Corp.
5.625% due 03/15/2023		$500	$531
6.125% due 05/15/2022		2,600	2,730

ORIX Corp.
2.900% due 07/18/2022		21,535	22,200
3.200% due 01/19/2022		12,000	12,250

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		16,166	16,891
5.250% due 08/15/2022		42,096	44,207

Piper Jaffray Cos.
4.740% due 10/15/2021		6,900	6,943
5.200% due 10/15/2023		24,600	24,692

QNB Finance Ltd.
1.202% (US0003M + 1.000%) due 05/02/2022 ~		35,840	35,995
1.243% (SOFRRATE + 1.225%) due 02/12/2022 ~		22,100	22,142
1.496% (US0003M + 1.320%) due 12/06/2021 ~(e)		10,000	10,045
1.540% (US0003M + 1.350%) due 05/31/2021 ~		47,309	47,385
1.653% (US0003M + 1.450%) due 08/11/2021 ~		14,400	14,483
1.760% (BBSW3M + 1.750%) due 02/01/2023 ~	AUD	19,480	14,969
1.793% (US0003M + 1.570%) due 07/18/2021 ~		$40,600	40,750

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •(g)		53,500	53,582
3.373% due 01/05/2024 •		14,400	15,058

SL Green Operating Partnership LP
1.174% (US0003M + 0.980%) due 08/16/2021 ~		26,900	26,901

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		20,260	20,330
3.000% due 07/15/2022		8,800	9,018
3.550% due 04/15/2024		21,150	22,484

Standard Chartered PLC
1.214% due 03/23/2025 •		6,200	6,222
1.281% (SOFRRATE + 1.250%) due 10/14/2023 ~		78,700	79,580
1.383% (US0003M + 1.200%) due 09/10/2022 ~		8,700	8,737
3.785% due 05/21/2025 •		1,708	1,840

Sumitomo Mitsui Financial Group, Inc.
1.300% (BBSW3M + 1.270%) due 03/29/2022 ~	AUD	20,515	15,708

Synchrony Bank
3.000% due 06/15/2022		$6,050	6,215
3.650% due 05/24/2021		19,200	19,242

24	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Synchrony Financial
2.850% due 07/25/2022		$15,049	$15,458

Ventas Realty LP
3.125% due 06/15/2023		3,900	4,079

Wells Fargo & Co.
1.092% due 05/17/2023 •		3,000	3,016
2.094% due 04/25/2022 (e)	CAD	1,500	1,213
2.509% due 10/27/2023 (e)		30,900	25,539
3.184% due 02/08/2024 (e)		2,000	1,683

			3,038,749

INDUSTRIALS 10.5%

7-Eleven, Inc.
0.625% due 02/10/2023		$16,100	16,112
0.800% due 02/10/2024		26,700	26,623
0.950% due 02/10/2026		1,200	1,170

BAT Capital Corp.
3.222% due 08/15/2024		31,969	34,074

Bayer U.S. Finance LLC
1.194% (US0003M + 1.010%) due 12/15/2023 ~		46,900	47,550

Berry Global, Inc.
4.875% due 07/15/2026		46,123	48,853

Boeing Co.
1.167% due 02/04/2023		8,896	9,016
1.433% due 02/04/2024		52,600	53,272
1.875% due 06/15/2023		11,878	12,103
2.200% due 10/30/2022		1,827	1,861
2.850% due 10/30/2024		6,000	6,285
4.508% due 05/01/2023		89,131	95,432

Boral Finance Pty. Ltd.
3.000% due 11/01/2022		1,400	1,438

CenterPoint Energy Resources Corp.
0.684% (US0003M + 0.500%) due 03/02/2023 ~		34,000	34,012

Central Nippon Expressway Co. Ltd.
0.654% (US0003M + 0.460%) due 02/15/2022 ~		26,200	26,262
0.762% (US0003M + 0.560%) due 11/02/2021 ~		114,500	114,757
0.994% due 03/03/2022 •		37,880	38,069
1.034% (US0003M + 0.850%) due 09/14/2021 ~		62,400	62,570
1.288% (US0003M + 1.070%) due 04/23/2021 ~		16,900	16,908
2.091% due 09/14/2021		2,100	2,116
2.293% due 04/23/2021		16,928	16,944

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~	$160,374	$164,832
4.500% due 02/01/2024	500	547

CNPC HK Overseas Capital Ltd.
4.500% due 04/28/2021	13,850	13,882

Daimler Finance North America LLC
0.865% (US0003M + 0.670%) due 11/05/2021 ~	8,150	8,178
1.032% (US0003M + 0.840%) due 05/04/2023 ~	19,800	20,024

Dell International LLC
4.000% due 07/15/2024	9,000	9,776
5.450% due 06/15/2023	5,200	5,685

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	9,491	9,922

Delta Air Lines, Inc.
3.400% due 04/19/2021	15,400	15,400
3.625% due 03/15/2022	4,900	4,955

Diamondback Energy, Inc.
0.900% due 03/24/2023	14,800	14,811

Energy Transfer Partners LP
5.000% due 10/01/2022	7,779	8,174

Equifax, Inc.
1.064% (US0003M + 0.870%) due 08/15/2021 ~	24,961	25,020
2.300% due 06/01/2021	4,200	4,206

Federal Express Corp. Pass-Through Trust
6.720% due 07/15/2023	207	215

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~	28,600	28,699

General Motors Co.
1.083% (US0003M + 0.900%) due 09/10/2021 ~	10,095	10,123

Heathrow Funding Ltd.
4.875% due 07/15/2023	14,700	14,845

Hewlett Packard Enterprise Co.
0.958% (US0003M + 0.720%) due 10/05/2021 ~	38,400	38,406

Hyundai Capital America
0.800% due 04/03/2023 (b)	30,000	29,953
1.150% due 11/10/2022	38,500	38,724
1.174% due 07/08/2021 •	16,300	16,319
1.174% (US0003M + 0.940%) due 07/08/2021 ~	24,188	24,216
2.375% due 02/10/2023	12,300	12,634
2.850% due 11/01/2022	4,865	5,020
3.250% due 09/20/2022	2,830	2,933
3.950% due 02/01/2022	1,979	2,032

Imperial Brands Finance PLC
3.125% due 07/26/2024	17,150	18,138

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	25

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 02/11/2023	$6,000	$6,245
3.500% due 07/26/2026	2,100	2,247
3.750% due 07/21/2022	45,488	47,008

Infor, Inc.
1.450% due 07/15/2023	3,400	3,444

Kia Motors Corp.
2.625% due 04/21/2021	4,623	4,627

Kraft Heinz Foods Co.
1.015% (US0003M + 0.820%) due 08/10/2022 ~	14,110	14,138

Lennar Corp.
4.125% due 01/15/2022	21,124	21,491
4.750% due 11/15/2022	25,600	26,905
4.875% due 12/15/2023	2,398	2,622
5.375% due 10/01/2022	7,275	7,743

Marriott International, Inc.
3.125% due 10/15/2021	29,561	29,753

MGM Resorts International
7.750% due 03/15/2022	30,820	32,524

Mylan, Inc.
4.200% due 11/29/2023	300	324

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	26,400	27,636

NXP BV
3.875% due 09/01/2022	4,319	4,511

Occidental Petroleum Corp.
1.644% (US0003M + 1.450%) due 08/15/2022 ~	99,061	98,049

PeaceHealth Obligated Group
1.375% due 11/15/2025	2,100	2,097

Reliance Industries Ltd.
5.400% due 02/14/2022	14,190	14,747

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	3,200	3,472
6.250% due 03/15/2022	19,327	20,076

Saudi Arabian Oil Co.
1.250% due 11/24/2023	2,200	2,216

SK Telecom Co. Ltd.
3.750% due 04/16/2023	2,875	3,053

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,013	2,031

Sutter Health
1.321% due 08/15/2025	3,800	3,792

Syngenta Finance NV
3.933% due 04/23/2021	14,503	14,530

Valero Energy Corp.
1.334% (US0003M + 1.150%) due 09/15/2023 ~	40,625	40,766

VMware, Inc.
2.950% due 08/21/2022	5,400	5,570

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Volkswagen Group of America Finance LLC
2.700% due 09/26/2022		$2,900	$2,996
2.900% due 05/13/2022		11,955	12,275

VW Credit Canada, Inc.
2.650% due 06/27/2022 (e)	CAD	10,500	8,556
3.700% due 11/14/2022 (e)		20,000	16,657

			1,695,197

SPECIALTY FINANCE 0.8%

CIMIC Group Ltd.
0.000% due 04/22/2021 (d)(e)		$16,255	16,220
0.000% due 05/14/2021 (d)(e)		17,331	17,254
0.000% due 05/19/2021 (d)(e)		25,394	25,268
0.000% due 06/11/2021 (d)(e)		12,484	12,394
0.000% due 07/27/2021 (d)(e)		25,432	25,126

Lloyds Banking Group PLC
3.870% due 09/02/2021 (e)		22,467	22,512

			118,774

UTILITIES 2.5%

AT&T, Inc.
2.850% due 05/25/2024 (e)	CAD	3,500	2,914

Atmos Energy Corp.
0.565% (US0003M + 0.380%) due 03/09/2023 ~		$53,400	53,409
0.625% due 03/09/2023		35,100	35,116

FirstEnergy Corp.
3.350% due 07/15/2022		1,630	1,655

Israel Electric Corp. Ltd.
6.875% due 06/21/2023		13,900	15,672

NextEra Energy Capital Holdings, Inc.
0.650% due 03/01/2023		13,500	13,546

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~		25,590	25,641
1.670% (US0003M + 1.480%) due 06/16/2022 ~		45,600	45,662
1.750% due 06/16/2022		81,808	81,935
3.250% due 06/15/2023		2,100	2,188
3.400% due 08/15/2024		4,400	4,665
3.750% due 02/15/2024		6,900	7,343

26	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.850% due 11/15/2023		$2,300	$2,442
4.250% due 08/01/2023		7,000	7,471

Sinopec Group Overseas Development Ltd.
2.750% due 05/03/2021		2,100	2,103

Southern California Edison Co.
0.840% (SOFRRATE + 0.830%) due 04/01/2024 ~(b)		23,400	23,444
3.700% due 08/01/2025		1,300	1,421

Sprint Communications, Inc.
6.000% due 11/15/2022		8,800	9,427
11.500% due 11/15/2021		300	319

Sprint Corp.
7.250% due 09/15/2021		15,900	16,319
7.875% due 09/15/2023		1,500	1,716

Verizon Communications, Inc.
0.800% (SOFRRATE + 0.790%) due 03/20/2026 ~		38,700	38,953
1.230% (BBSW3M + 1.220%) due 02/17/2023 ~	AUD	15,500	11,897

			405,258

Total Corporate Bonds & Notes (Cost $5,215,055)			5,257,978

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.5%

California State General Obligation Bonds, Series 2017
0.899% (US0001M + 0.780%) due 04/01/2047 ~		$50,810	50,858

Orange Unified School District, California Revenue Bonds, Series 2008
0.965% (US0001M + 0.850%) due 05/01/2043 ~(e)		31,970	31,961

			82,819

COLORADO 0.0%

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
1.123% (0.67*US0001M + 1.050%) due 09/01/2039 ~		1,540	1,541

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 0.1%

Tulane University, Louisiana Revenue Bonds, (NPFGC Insured), Series 2007
0.498% (US0003M + 0.300%) due 02/15/2036 ~	$17,275	$16,346

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
0.348% (US0003M + 0.130%) due 10/25/2036 ~	2,093	2,056

Total Municipal Bonds & Notes (Cost $102,845)		102,762

U.S. GOVERNMENT AGENCIES 13.6%

Fannie Mae
0.178% due 12/25/2036 - 07/25/2037 •	202	199
0.229% due 03/25/2034 •	9	9
0.248% due 03/25/2036 •	19	19
0.259% due 08/25/2034 •	67	67
0.309% due 02/25/2037 •	452	452
0.409% due 12/25/2028 •	116	116
0.429% due 06/25/2036 •	76	76
0.449% due 11/25/2036 •	65	65
0.459% due 04/25/2036 - 03/25/2044 •	217	218
0.468% due 09/25/2042 •	193	194
0.473% due 12/25/2044 •	7,968	8,024
0.479% due 03/25/2036 •	38	38
0.508% due 03/17/2032 - 05/18/2032 •	315	316
0.509% due 06/25/2032 - 09/25/2032 •	28	27
0.523% due 07/25/2044 •	3,890	3,891
0.539% due 07/25/2036 •	24	25
0.558% due 09/17/2027 •	1	1
0.559% due 10/25/2030 - 09/25/2037 •	84	83
0.573% due 07/25/2046 •	12,907	12,897
0.608% due 07/18/2027 - 05/18/2032 •	49	49
0.609% due 02/25/2022 - 04/25/2042 •	144	145
0.623% due 03/25/2046 •	3,253	3,254
0.649% due 07/25/2037 •	134	136
0.739% due 04/25/2031 •	52	52
0.875% due 12/18/2026	143,000	140,726
0.879% due 06/25/2037 •	99	101
0.923% due 05/25/2050 •	3,286	3,315
0.959% due 02/25/2023 - 07/25/2038 •	5	5

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	27

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.009% due 04/25/2032 - 11/25/2049 •	$17	$17
1.109% due 11/25/2049 •	6	6
1.259% due 09/25/2023 •	5	5
1.329% due 10/25/2038 •	25	26
1.579% due 06/01/2043 - 10/01/2044 •	1,475	1,519
1.710% due 05/01/2021 - 01/01/2027 •	5	5
1.772% due 11/01/2035 •	31	31
1.788% due 08/01/2035 - 01/01/2036 •	37	37
1.970% due 09/01/2034 •	140	141
1.993% due 12/01/2035 •	7	7
2.010% due 09/01/2035 •	2	2
2.036% due 12/01/2036 •	4	4
2.106% due 12/01/2036 •	5	5
2.190% due 03/01/2036 •	16	16
2.280% due 11/01/2035 •	8	7
2.287% due 03/01/2036 •	21	21
2.288% due 09/01/2034 - 10/01/2035 •	11	12
2.300% due 01/01/2036 •	46	50
2.335% due 10/01/2035 •	6	6
2.339% due 04/01/2029 •	2	2
2.340% due 02/01/2033 •	2	2
2.342% due 11/01/2024 •	3	3
2.361% due 02/01/2034 •	17	18
2.362% due 09/01/2035 •	5	5
2.408% due 09/01/2034 •	6	6
2.411% due 11/01/2027 •	1	1
2.414% due 09/01/2034 •	26	26
2.418% due 06/01/2035 •	9	9
2.438% due 01/01/2032 •	141	140
2.442% due 09/01/2035 •	1	1
2.459% due 08/01/2029 •	135	135
2.465% due 06/01/2033 •	9	9
2.466% due 07/01/2034 •	2	2
2.479% due 07/01/2035 •	12	12
2.535% due 06/01/2034 •	1	1
2.581% due 05/01/2038 •	1,048	1,108
2.614% due 11/01/2034 •	45	48
2.634% due 12/01/2040 •	19	19
2.695% due 05/01/2035 •	10	10
2.735% due 05/01/2034 •	6	6
3.000% due 05/25/2028 - 06/25/2028 (a)	24,655	1,491
3.015% due 06/01/2036 •	7	7
3.274% due 05/01/2036 •	470	487
3.289% due 05/01/2035 •	51	51
3.511% due 07/01/2029 •	36	36
3.781% due 06/01/2035 •	25	25
4.022% due 05/01/2036 •	11	12
4.456% due 07/01/2028 •	2	2
5.697% due 10/25/2042 ~	149	171
8.010% due 06/25/2032 ~	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Federal Home Loan Bank
0.750% due 02/24/2026	$130,000	$128,538
0.830% due 02/10/2027	170,000	166,176
0.850% due 02/17/2027	155,200	151,812
0.900% due 02/26/2027	195,350	191,559
0.920% due 02/26/2027	136,300	133,801
0.960% due 03/05/2026	132,300	131,926
1.000% due 03/23/2026	36,700	36,621
1.020% due 02/24/2027	219,000	216,114
1.115% due 02/26/2027	137,300	136,099

Freddie Mac
0.356% due 07/15/2034 •	27	27
0.456% due 07/15/2036 •	214	214
0.473% due 02/15/2038 •	11,647	11,528
0.506% due 06/15/2031 •	36	37
0.556% due 12/15/2031 - 09/15/2041 •	435	440
0.586% due 11/15/2036 •	21	21
0.600% due 10/15/2025 (i)(k)	30,000	29,654
0.606% due 07/15/2039 - 02/15/2041 •	1,184	1,171
0.650% due 10/22/2025	52,000	51,670
0.656% due 06/15/2031 •	87	87
0.706% due 06/15/2031 - 12/15/2037 •	115	117
0.750% due 06/23/2026	41,300	40,641
0.800% due 10/27/2026 - 10/28/2026	153,250	150,319
0.806% due 03/15/2032 •	82	81
0.850% due 12/23/2026	54,000	52,966
0.862% due 03/15/2023 •	0	1
1.106% due 11/15/2033 - 10/15/2049 •	101	104
1.459% due 10/25/2044 •	1,532	1,555
1.579% due 02/25/2045 •	555	557
2.156% due 07/15/2035 •	22,800	23,126
2.310% due 11/01/2035 •	18	18
2.375% due 05/01/2034 •	13	14
2.378% due 09/01/2035 •	43	45
2.382% due 01/15/2038 ~(a)	10,725	699
2.429% due 08/01/2035 •	16	16
2.449% due 10/01/2033 •	4	4
2.500% due 10/25/2048	11,196	11,567
2.555% due 08/01/2035 •	6	6
2.626% due 12/01/2035 •	9	9
2.830% due 08/01/2034 •	15	16
3.000% due 12/25/2046	4,765	4,734
3.204% due 07/01/2033 •	10	10
3.500% due 12/25/2046	14,810	14,821
5.000% due 08/15/2035	935	1,081
6.500% due 07/25/2043	138	167

Ginnie Mae
0.584% due 12/20/2068 •	17,926	17,851
0.670% due 04/20/2062 •	3,795	3,815
0.720% due 10/20/2065 •	2,923	2,944

28	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.800% due 11/20/2065 •	$6,220	$6,235
0.820% due 02/20/2062 •	18,076	18,225
0.890% due 10/20/2066 •	2,492	2,534
0.920% due 01/20/2066 - 06/20/2066 •	35,465	36,078
0.970% due 04/20/2066 - 11/20/2066 •	10,111	10,314
1.070% due 12/20/2066 •	2,679	2,734
1.080% due 11/20/2067 •	1,752	1,781
1.106% due 08/16/2039 •	177	181
1.120% due 03/20/2066 •	17,648	18,072
1.438% due 07/20/2067 •	4,165	4,242
1.904% due 04/20/2067 •	4,075	4,135
2.125% (H15T1Y + 1.500%) due 12/20/2021 - 12/20/2024 ~	1	0
2.125% due 11/20/2026 - 12/20/2033 •	185	192
2.250% (H15T1Y + 1.500%) due 07/20/2022 - 08/20/2025 ~	24	25
2.250% due 08/20/2027 - 08/20/2031 •	362	374
2.500% due 01/20/2049 - 10/20/2049	8,795	9,215
2.875% (H15T1Y + 1.500%) due 05/20/2021 - 06/20/2026 ~	18	18
2.875% due 06/20/2027 - 05/20/2032 •	388	404
3.000% (H15T1Y + 1.500%) due 01/20/2022 - 01/20/2026 ~	61	62
3.000% due 03/20/2029 - 03/20/2032 •	273	282

Small Business Administration
4.340% due 03/01/2024	16	16
5.370% due 04/01/2028	47	52
5.490% due 03/01/2028	27	30

Uniform Mortgage-Backed Security
4.000% due 04/01/2048 - 09/01/2049	165,194	177,161

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	100	99

Total U.S. Government Agencies (Cost $2,208,334)		2,187,504

U.S. TREASURY OBLIGATIONS 1.4%

U.S. Treasury Notes
0.750% due 01/31/2028 (g)	240,700	230,809

Total U.S. Treasury Obligations (Cost $236,662)		230,809

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 13.0%

280 Park Avenue Mortgage Trust
0.986% due 09/15/2034 •		$12,400	$12,419

Adjustable Rate Mortgage Trust
2.645% due 02/25/2035 ~		604	629

American Home Mortgage Assets Trust
0.489% due 05/25/2046 ^•		1,063	953
0.489% due 09/25/2046 ^•		420	408

American Home Mortgage Investment Trust
1.701% due 09/25/2045 •		43	43

AREIT Trust
1.086% due 11/14/2035 •		6,922	6,937
1.126% due 09/14/2036 •		27,400	27,507
2.726% due 04/15/2037 •		26,100	26,502

Ashford Hospitality Trust
1.006% due 04/15/2035 •		6,705	6,702

Atrium Hotel Portfolio Trust
1.056% due 06/15/2035 •		17,200	17,220

Avon Finance PLC
0.949% due 09/20/2048 •	GBP	58,604	80,966

BAMLL Commercial Mortgage Securities Trust
1.156% due 04/15/2036 •		$11,700	11,677
1.306% due 03/15/2034 •		17,500	17,524

Banc of America Funding Trust
2.731% due 02/20/2036 ~		497	497
3.376% due 01/20/2047 ^~		52	50

Banc of America Mortgage Trust
2.687% due 02/25/2036 ^~		40	39
3.362% due 07/20/2032 ~		4	4

Bancorp Commercial Mortgage Trust
1.106% due 03/15/2036 •		5,659	5,663
1.156% due 09/15/2036 •		13,957	13,967

Bear Stearns Adjustable Rate Mortgage Trust
2.323% due 01/25/2034 ~		27	28
2.542% due 07/25/2033 ~		1,059	1,050
2.756% due 01/25/2035 ~		32	33
2.772% due 01/25/2034 ~		91	95
2.781% due 11/25/2030 ~		25	25
2.902% due 11/25/2034 ~		183	177
2.945% due 08/25/2033 ~		619	625
3.022% due 11/25/2034 ~		3,778	3,280
3.466% due 05/25/2047 ^~		505	502

Bear Stearns ALT-A Trust
0.429% due 02/25/2034 •		373	363
2.726% due 01/25/2036 ^~		851	887
2.762% due 05/25/2035 ~		90	93
3.033% due 09/25/2035 ^~		1,340	1,066
3.215% due 11/25/2036 ~		1,435	1,115

Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~		3,039	2,623
2.886% due 12/26/2046 ^~		1,897	1,651

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	29

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Beast Mortgage Trust
1.300% due 03/15/2036 •	$5,200	$5,212

Brass PLC
0.894% due 11/16/2066 •	10,030	10,084

BX Commercial Mortgage Trust
0.806% due 01/15/2034 •	76,900	76,810

BXMT Ltd.
1.508% due 03/15/2037 •	3,100	3,113

CD Mortgage Trust
5.648% due 10/15/2048	2,768	2,847

Chase Mortgage Finance Trust
3.321% due 03/25/2037 ^~	170	171

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.359% due 08/25/2035 •	82	85

Citigroup Mortgage Loan Trust
0.179% due 01/25/2037 •	175	159
0.258% due 08/25/2036 •	2,476	2,464
2.400% due 03/25/2034 ~	28	29
2.480% due 10/25/2035 ^•	40	41
2.570% due 05/25/2035 •	63	64
2.921% due 07/25/2046 ^~	125	123
3.056% due 08/25/2035 ~	269	280
3.228% due 09/25/2059 þ	9,480	9,546
3.258% due 04/25/2066 ~	4,825	4,873
3.313% due 09/25/2037 ^~	991	981

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •	11	11

Commercial Mortgage Trust
0.736% due 03/10/2046 •	953	953

Countrywide Alternative Loan Trust
0.269% due 02/25/2047 •	89	83
0.289% due 05/25/2047 •	1,544	1,477
0.291% due 02/20/2047 ^•	2,351	1,850
0.306% due 12/20/2046 ^•	1,583	1,382
0.321% due 07/20/2046 ^•	844	675
0.489% due 09/25/2046 ^•	516	500
0.529% due 07/25/2046 •	155	148
1.259% due 12/25/2035 •	278	260
1.259% due 02/25/2036 •	192	183
3.038% due 02/25/2037 ^~	492	491
6.000% due 04/25/2037 ^	117	73
6.250% due 12/25/2033	87	89

Countrywide Home Loan Mortgage Pass-Through Trust
0.569% due 05/25/2035 •	128	114
0.689% due 04/25/2035 •	13	13
0.749% due 03/25/2035 •	161	144
2.125% due 07/19/2031 ~	3	3
3.023% due 09/25/2047 ^~	89	86

Countrywide Home Loan Reperforming REMIC Trust
0.449% due 06/25/2035 •	1,488	1,427
4.823% due 01/25/2034 ^~	8	8

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~		$27	$26
2.449% due 11/25/2033 ~		304	309
3.052% due 11/25/2034 ~		186	199

Credit Suisse Mortgage Capital Certificates
3.482% due 08/26/2058 ~		9,350	9,361

Credit Suisse Mortgage Capital Trust
0.856% due 07/15/2032 •		15,600	15,548
3.007% due 10/27/2059 ~		20,039	20,231
3.048% due 12/26/2059 ~		2,608	2,626
3.322% due 10/25/2058 ~		8,730	8,803

Durham Mortgages B PLC
0.660% due 03/31/2054 •	GBP	8,296	11,422

Dutch Property Finance BV
0.111% due 07/28/2054 •	EUR	816	958

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~		$2,632	2,675

Eurohome UK Mortgages PLC
0.230% due 06/15/2044 •	GBP	911	1,230

European Loan Conduit
1.000% due 02/17/2030 •	EUR	10,689	12,579

European Residential Loan Securitisation DAC
0.301% due 03/24/2063 •		591	693

Finsbury Square PLC
0.849% due 03/16/2070 •	GBP	22,895	31,610
1.030% due 09/12/2068 •		2,182	3,016
1.048% due 06/16/2069 •		2,256	3,118
1.059% due 12/16/2069 •		2,147	2,975
1.349% due 06/16/2070 •		26,213	36,490

First Horizon Mortgage Pass-Through Trust
3.263% due 08/25/2035 ~		$147	122

FirstKey Master Funding
3.000% due 05/27/2036 ~		3,199	3,177

FWD Securitization Trust
2.240% due 01/25/2050 ~		8,908	9,084

GCAT Trust
2.650% due 10/25/2068 ~		2,290	2,369

GCCFC Commercial Mortgage Trust
0.906% due 02/15/2038 •		16,100	16,114

Gemgarto PLC
0.639% due 12/16/2067 •	GBP	8,800	12,153

GMAC Mortgage Corp. Loan Trust
3.072% due 08/19/2034 ~		$255	243

Gosforth Funding PLC
0.660% due 12/19/2059 •		523	523

GPMT Ltd.
1.010% due 11/21/2035 •		4,354	4,365

Great Hall Mortgages PLC
0.000% due 06/18/2038 •	EUR	1,300	1,518
0.211% due 03/18/2039 •	GBP	1,633	2,227
0.231% due 06/18/2038 •		960	1,309

30	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GreenPoint Mortgage Funding Trust
0.549% due 06/25/2045 •		$148	$139
0.569% due 06/25/2045 •		66	57
0.649% due 11/25/2045 •		237	214

GS Mortgage Securities Trust
2.905% due 11/10/2049		2,208	2,224
3.648% due 01/10/2047		19,652	20,418

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~		91,193	92,789

GSMPS Mortgage Loan Trust
8.500% due 01/25/2036		92	100

GSR Mortgage Loan Trust
2.707% due 04/25/2036 ~		151	126
2.929% due 09/25/2035 ~		573	585
3.018% due 01/25/2036 ^~		165	170

Harben Finance PLC
0.860% due 08/20/2056 •	GBP	3,102	4,284

HarborView Mortgage Loan Trust
0.240% due 03/19/2037 •		$497	459
0.550% due 05/19/2035 •		578	557
0.590% due 03/19/2036 ^•		1,570	1,561
2.188% due 04/19/2034 ~		9	8
3.088% due 08/19/2036 ^~		29	30

Hawksmoor Mortgage Funding PLC
1.100% due 05/25/2053 •	GBP	21,649	29,958

Hawksmoor Mortgages
1.100% due 05/25/2053 •		113,390	156,912

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		$7,014	7,068

HPLY Trust
1.106% due 11/15/2036 •		21,721	21,736

Impac CMB Trust
0.749% due 03/25/2035 •		1,866	1,904

IMT Trust
0.806% due 06/15/2034 •		8,947	8,953

IndyMac Adjustable Rate Mortgage Trust
1.762% due 01/25/2032 ~		1	1
1.810% due 01/25/2032 ~		1	1

IndyMac Mortgage Loan Trust
0.289% due 07/25/2047 •		391	315
0.299% due 09/25/2046 •		746	700
0.509% due 06/25/2046 •		333	304
0.529% due 05/25/2046 •		119	116
0.589% due 07/25/2035 •		85	83
2.910% due 12/25/2034 ~		12	13

JP Morgan Chase Commercial Mortgage Securities Corp.
4.128% due 07/05/2031		7,740	8,268

JP Morgan Chase Commercial Mortgage Securities Trust
0.956% due 12/15/2036 •		8,500	8,515
1.106% due 06/15/2032 •		12,668	12,687

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.556% due 12/15/2031 •		$14,313	$14,198
2.410% due 06/15/2035 •		23,840	23,896
3.093% due 07/05/2032		10,865	11,129
3.379% due 09/15/2050		4,300	4,546

JP Morgan Mortgage Trust
3.246% due 04/25/2035 ~		888	872

JPMBB Commercial Mortgage Securities Trust
3.046% due 04/15/2047		67	67

Lanark Master Issuer PLC
0.952% due 12/22/2069 •		16,717	16,757

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		3,874	3,901

Liberty Funding Pty. Ltd.
1.260% due 10/10/2049 •	AUD	1,357	1,035

LoanCore Issuer Ltd.
0.910% due 07/15/2035 •		$15,000	15,047

London Wall Mortgage Capital PLC
0.902% due 11/15/2049 •	GBP	1,998	2,758

Luminent Mortgage Trust
0.279% due 12/25/2036 •		$511	497
0.469% due 12/25/2036 ^•		101	97
0.509% due 10/25/2046 •		125	121

MASTR Adjustable Rate Mortgages Trust
0.319% due 04/25/2046 •		279	257
3.178% due 11/21/2034 ~		329	333

MASTR Alternative Loan Trust
6.000% due 08/25/2033		401	416

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.806% due 11/15/2031 •		375	382

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.546% due 12/15/2030 •		399	393
0.966% due 08/15/2032 •		25	24
2.610% due 10/20/2029 •		302	306

Merrill Lynch Mortgage Investors Trust
0.529% due 02/25/2036 •		1,830	1,848
0.609% due 11/25/2035 •		222	220
1.701% due 12/25/2032 ~		2	2

Merrill Lynch Mortgage-Backed Securities Trust
3.055% due 04/25/2037 ^~		239	245

MF1 Ltd.
1.239% due 12/25/2034 •		1,798	1,806

MF1 Multifamily Housing Mortgage Loan Trust
0.958% due 07/15/2036 •		74,100	74,349

MFA Trust
1.381% due 04/25/2065 ~		37,392	37,750
1.479% due 03/25/2065 ~		5,014	5,067

Mill City Mortgage Loan Trust
1.125% due 11/25/2060 ~		25,589	25,740
2.750% due 08/25/2059 ~		22,075	22,866

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046		$489	$497
3.040% due 04/15/2048		2,912	3,043

Morgan Stanley Capital Trust
1.106% due 05/15/2036 •		11,400	11,273
6.163% due 06/11/2049 ~		836	837

Morgan Stanley Mortgage Loan Trust
0.329% due 02/25/2047 •		790	290
2.077% due 06/25/2036 ~		36	38

MortgageIT Trust
0.849% due 12/25/2034 •		294	302

Natixis Commercial Mortgage Securities Trust
0.856% due 02/15/2033 •		5,002	4,886

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		82,936	86,577
2.750% due 11/25/2059 ~		78,825	82,284
3.500% due 12/25/2057 ~		3,833	4,015
3.500% due 10/25/2059 ~		2,802	2,966
4.500% due 05/25/2058 ~		12,331	13,381

Nomura Resecuritization Trust
0.604% due 12/26/2036 •		1,403	1,390

OBX Trust
0.759% due 06/25/2057 •		1,510	1,515

Oncilla Mortgage Funding PLC
1.480% due 12/12/2043 •	GBP	92	128

One New York Plaza Trust
1.056% due 01/15/2026 •		$27,900	28,119

Permanent Master Issuer PLC
0.791% due 07/15/2058 •		13,050	13,077

PFP Ltd.
1.076% due 04/14/2036 •		24,053	24,127
1.156% due 04/14/2037 •		2,098	2,106

Polaris PLC
1.299% due 05/27/2057 •	GBP	1,065	1,477

Polaris RMBS
1.299% due 04/27/2057 •		3,778	5,226

Precise Mortgage Funding PLC
0.757% due 03/12/2055 •		2,579	3,551

Pretium Mortgage Credit Partners LLC
2.240% due 09/27/2060 «þ		$6,500	6,498

RBS Acceptance, Inc.
3.449% due 06/25/2024 ~		1	1

RBSSP Resecuritization Trust
0.770% due 08/26/2045 •		1,433	1,426

Residential Accredit Loans, Inc. Trust
0.359% due 08/25/2037 •		199	188
0.409% due 08/25/2035 •		456	399
0.529% due 04/25/2046 •		152	62
1.619% due 09/25/2045 •		281	280

Residential Asset Securitization Trust
3.281% due 12/25/2034 ~		1,012	1,037
5.750% due 02/25/2036 ^		93	61

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032		$10	$11

Residential Mortgage Securities PLC
1.284% due 09/20/2065 •	GBP	4,146	5,725
1.299% due 06/20/2070 •		31,206	43,434

RESIMAC Premier
0.842% due 07/10/2052 •		$13,900	13,908

Ripon Mortgages PLC
0.860% due 08/20/2056 •	GBP	102,856	142,030

RMAC PLC
0.780% due 06/12/2046 •		6,185	8,506

Sage AR Funding PLC
1.301% due 11/17/2030 •		4,800	6,638

Sequoia Mortgage Trust
0.511% due 05/20/2035 •		$1,545	1,588
0.758% due 05/20/2034 •		551	551
0.871% due 10/20/2027 •		101	100
2.206% due 01/20/2047 ^~		98	75
2.789% due 04/20/2035 ~		56	59

Silverstone Master Issuer PLC
0.794% due 01/21/2070 •		3,493	3,499
0.801% due 01/21/2070 •	GBP	20,064	27,934

Stanlington PLC
1.080% due 06/12/2046 •		1,592	2,190

Stratton Mortgage Funding PLC
0.949% due 07/20/2060 •		16,800	23,152
1.250% due 05/25/2051 •		7,777	10,760

Structured Adjustable Rate Mortgage Loan Trust
1.659% due 01/25/2035 ^•		$30	28
2.578% due 02/25/2034 ~		29	29
2.972% due 08/25/2035 ~		294	285

Structured Asset Mortgage Investments Trust
0.369% due 03/25/2037 •		307	130
0.489% due 07/25/2046 ^•		1,220	1,066
0.549% due 05/25/2036 •		2,801	2,718
0.549% due 05/25/2046 •		786	417
0.569% due 05/25/2045 •		205	205
0.610% due 07/19/2035 •		1,495	1,511
0.669% due 02/25/2036 ^•		16	16
0.690% due 07/19/2034 •		7	7
0.770% due 09/19/2032 •		8	8
0.810% due 03/19/2034 •		111	112
0.810% due 04/19/2035 •		533	527

Structured Asset Securities Corp.
5.050% due 02/25/2034 þ		1	1

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.119% due 07/25/2032 ~		3	3

Tharaldson Hotel Portfolio Trust
1.004% due 11/11/2034 •		10,207	10,208

32	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thornburg Mortgage Securities Trust
2.318% due 04/25/2045 ~		$48	$49

Towd Point Mortgage Funding
0.951% due 07/20/2045 •	GBP	46,745	64,624
1.250% due 02/20/2054 •		8,679	12,017

Towd Point Mortgage Funding PLC
0.860% (BP0003M + 0.800%) due 02/20/2045 ~		9,046	12,476
0.951% due 07/20/2045 •		1,594	2,203
1.058% due 10/20/2051 •		9,396	13,037

Tower Bridge Funding PLC
1.284% due 12/20/2061 •		4,331	5,988

Trinity Square PLC
0.899% due 07/15/2059 •		4,200	5,791
1.178% due 07/15/2051 •		6,927	9,565

UBS-Barclays Commercial Mortgage Trust
0.896% due 04/10/2046 •		$3,201	3,192

Vericrest Opportunity Loan Transferee
2.116% due 04/25/2051 «þ		1,900	1,899

Verus Securitization Trust
1.977% due 03/25/2060 ~		1,702	1,730

WaMu Mortgage Pass-Through Certificates Trust
0.629% due 11/25/2045 •		56	55
0.649% due 12/25/2045 •		75	77
0.689% due 10/25/2045 •		498	498
0.729% due 01/25/2045 •		63	63
0.829% due 10/25/2045 •		828	819
0.889% due 01/25/2045 •		1,264	1,242
0.959% due 02/25/2047 ^•		275	263
0.989% due 01/25/2047 •		193	192
0.999% due 01/25/2047 ^•		381	368
1.019% due 04/25/2047 •		672	646
1.189% due 12/25/2046 •		847	812
1.199% due 12/25/2046 ^•		402	373
1.259% due 02/25/2046 •		1,036	1,044
1.259% due 08/25/2046 •		4,540	4,391
1.459% due 11/25/2042 •		127	125
1.659% due 06/25/2042 •		122	121
1.659% due 08/25/2042 •		164	161
1.707% due 02/27/2034 •		23	23
1.707% due 01/25/2047 •		127	126
1.957% due 07/25/2046 •		144	142
1.957% due 08/25/2046 •		1,522	1,492
1.957% due 09/25/2046 •		227	235
1.957% due 11/25/2046 •		89	87
1.960% due 12/25/2046 •		543	527
2.325% due 03/25/2033 ~		25	25
2.575% due 01/25/2037 ^~		232	215
2.736% due 12/25/2036 ^~		149	147
2.767% due 09/25/2033 ~		549	555
2.785% due 09/25/2033 ~		171	169
2.943% due 02/25/2037 ^~		326	303
3.006% due 02/25/2037 ^~		366	366

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.015% due 09/25/2036 ^~		$229	$224
3.129% due 04/25/2037 ^~		155	146
3.196% due 02/25/2037 ^~		796	787
3.275% due 05/25/2037 ^~		282	252
3.544% due 06/25/2034 ~		483	498

Washington Mutual Mortgage Pass-Through Certificates Trust
1.229% due 05/25/2046 ^•		275	239

Wells Fargo Commercial Mortgage Trust
0.956% due 12/13/2031 •		10,000	9,847
1.158% due 07/15/2046 •		2,500	2,506
1.658% due 01/15/2059 •		3,500	3,583
4.218% due 07/15/2046 ~		4,100	4,379

Wells Fargo-RBS Commercial Mortgage Trust
0.668% due 08/15/2047 •		13,545	13,478
0.898% due 12/15/2045 •		20,884	20,936
1.308% due 06/15/2045 •		20,716	20,681
3.369% due 11/15/2047		11,589	12,146
3.440% due 04/15/2045		2,049	2,068

Total Non-Agency Mortgage-Backed Securities (Cost $2,006,536)			2,083,916

ASSET-BACKED SECURITIES 16.1%

AASET U.S. Ltd.
3.844% due 01/16/2038		8,117	7,767

Accredited Mortgage Loan Trust
0.369% due 09/25/2036 •		5,481	5,392

ACE Securities Corp. Home Equity Loan Trust
0.229% due 10/25/2036 •		10	6
0.889% due 04/25/2034 •		17,158	16,921
1.144% due 10/25/2034 •		2,898	2,886

AlbaCore EURO CLO DAC
1.530% due 07/18/2031 •	EUR	9,800	11,544

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.784% due 01/25/2036 •		$205	205
0.889% due 05/25/2034 •		204	204

Amortizing Residential Collateral Trust
0.809% due 10/25/2031 •		138	135

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.049% due 06/25/2029 •		88	86

Apres Static CLO Ltd.
1.311% due 10/15/2028 •		35,555	35,617

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	29,200	34,240

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	33

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arbor Realty Commercial Real Estate Notes Ltd.
1.256% due 05/15/2037 •		$19,500	$19,519

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.159% due 12/25/2033 •		118	117
3.810% due 12/25/2033 •		1,634	1,652

Arkansas Student Loan Authority
1.088% due 11/25/2043 •		2,219	2,220

Asset-Backed Funding Certificates Trust
0.809% due 06/25/2034 •		328	323
1.084% due 06/25/2033 •		1,003	1,002

Asset-Backed Securities Corp. Home Equity Loan Trust
0.189% due 05/25/2037 •		22	18
0.349% due 07/25/2036 •		1,150	1,121

Assurant CLO Ltd.
1.474% due 10/20/2029 •		8,400	8,404

Atlas Senior Loan Fund Ltd.
1.094% due 04/20/2028 •		1,809	1,808

Bain Capital Euro DAC
0.000% due 01/20/2032 «•(b)	EUR	14,900	17,485

Basic Asset-Backed Securities Trust
0.729% due 04/25/2036 •		$388	387

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		2,492	2,506

Bear Stearns Asset-Backed Securities Trust
0.769% due 10/25/2032 •		121	120
0.784% due 11/25/2035 ^•		431	431
0.844% due 09/25/2035 •		5,644	5,633
0.909% due 10/27/2032 •		54	53
1.109% due 10/25/2037 •		472	472
1.109% due 11/25/2042 •		15	15
1.359% due 08/25/2037 •		314	316
5.500% due 09/25/2033 þ		6,484	6,599

Bear Stearns Second Lien Trust
1.459% due 01/25/2036 •		3,560	3,557

Benefit Street Partners CLO Ltd.
1.003% due 07/18/2027 •		1,077	1,077

Bravo Mortgage Asset Trust
0.349% due 07/25/2036 •		123	123

Brookside Mill CLO Ltd.
1.043% due 01/17/2028 •		3,735	3,733

Carrington Mortgage Loan Trust
1.453% due 10/17/2029 •		7,100	7,105

Cathedral Lake CLO Ltd.
1.049% due 07/15/2029 «•(b)		25,200	25,197

Chase Funding Trust
0.749% due 08/25/2032 •		20	19

CIT Group Home Equity Loan Trust
0.649% due 06/25/2033 •		3	3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
0.169% due 07/25/2045 •		$261	$224

CLNC FL1 Ltd.
1.360% due 08/20/2035 •		46,900	46,884

Commonbond Student Loan Trust
2.550% due 05/25/2041		2,472	2,537

Countrywide Asset-Backed Certificates
0.399% due 05/25/2047 •		205	201
0.849% due 05/25/2032 •		143	141
1.609% due 10/25/2034 •		2,279	2,299

Countrywide Asset-Backed Certificates Trust
0.259% due 09/25/2046 •		78	77
0.909% due 10/25/2047 •		1,797	1,785
1.009% due 05/25/2036 •		555	549

Countrywide Asset-Backed Certificates Trust, Inc.
0.649% due 12/25/2034 •		4,856	4,742

Countrywide Asset-Backed Certificates, Inc.
0.934% due 03/25/2034 •		1,357	1,354

Credit Suisse First Boston Mortgage Securities Corp.
0.729% due 01/25/2032 •		1	1

Credit-Based Asset Servicing & Securitization LLC
0.238% due 07/25/2037 •		260	206
0.709% due 08/25/2035 •		3,182	3,170

Credit-Based Asset Servicing & Securitization Trust
0.169% due 11/25/2036 •		41	25

Crown Point CLO Ltd.
1.394% due 10/20/2028 •		2,651	2,657

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	19,500	23,096

CWHEQ Revolving Home Equity Loan Trust
0.246% due 01/15/2037 •		$10	10

Dell Equipment Finance Trust
2.260% due 06/22/2022		21,881	22,075

Delta Funding Home Equity Loan Trust
0.926% due 09/15/2029 •		21	21

Dorchester Park CLO DAC
1.124% due 04/20/2028 •		6,243	6,248

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	9,400	11,023
0.880% due 01/15/2030 •		10,400	12,196

ECMC Group Student Loan Trust
0.859% due 02/27/2068 •		$20,006	20,077
1.109% due 07/25/2069 •		10,916	11,083
1.159% due 05/25/2067 •		1,227	1,240

Edsouth Indenture LLC
0.839% due 04/25/2039 •		1,992	1,987

EFS Volunteer LLC
1.068% due 10/25/2035 •		3,655	3,670

EMC Mortgage Loan Trust
0.858% due 05/25/2040 •		26	26

34	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	3,750	$4,398

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		$20,986	20,997

Fieldstone Mortgage Investment Trust
2.284% due 08/25/2034 •		578	567

Figueroa CLO Ltd.
1.141% due 01/15/2027 •		1,411	1,413

Finance America Mortgage Loan Trust
0.934% due 08/25/2034 •		7,230	7,177

First Franklin Mortgage Loan Trust
0.269% due 11/25/2036 •		2,343	2,302

First NLC Trust
0.179% due 08/25/2037 •		398	255

FirstKey Homes Trust
1.266% due 10/19/2037		54,380	53,924

Flagship CLO Ltd.
1.073% due 01/16/2026 •		732	733

Flagship Credit Auto Trust
2.830% due 10/16/2023		2,402	2,426

Ford Auto Securitization Trust
2.321% due 10/15/2023	CAD	22,112	17,819

Ford Credit Floorplan Master Owner Trust
0.706% due 09/15/2024 •		$49,200	49,525

Fremont Home Loan Trust
0.844% due 01/25/2035 •		1,715	1,704

Gallatin CLO Ltd.
1.274% due 01/21/2028 •		24,613	24,641
1.541% (US0003M + 1.050%) due 07/15/2027 ~		13,265	13,266

Golden Credit Card Trust
0.426% due 05/15/2023 •		6,500	6,502

GoldenTree Loan Management EUR CLO DAC
1.550% due 07/20/2031 •	EUR	9,300	10,947

GoldentTree Loan Management U.S. CLO Ltd.
1.174% due 04/20/2029 •		$12,900	12,902

Greystone Commercial Real Estate Notes Ltd.
1.286% due 09/15/2037 •		16,000	16,020

GSAA Home Equity Trust
0.649% due 07/25/2037 •		957	944

GSAMP Trust
0.179% due 12/25/2036 •		307	190
0.369% due 06/25/2036 •		5,662	5,543
0.859% due 01/25/2034 •		1,380	1,355

GSRPM Mortgage Loan Trust
0.609% due 03/25/2035 •		2,206	2,192

Gulf Stream Meridian Ltd.
1.641% due 10/15/2029 •		1,500	1,502
2.441% due 10/15/2029 •		10,700	10,744

Harvest CLO DAC
0.760% due 07/15/2031 •(b)	EUR	9,500	11,141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hayfin Emerald CLO DAC
1.450% due 02/15/2033 •	EUR	19,500	$22,949

HERA Commercial Mortgage Ltd.
1.170% due 02/18/2038 •		$8,300	8,307

Home Equity Asset Trust
0.694% due 07/25/2036 •		7,368	7,300
1.029% due 02/25/2033 •		1	1
1.054% due 06/25/2034 •		3,499	3,492

HSI Asset Loan Obligation Trust
0.169% due 12/25/2036 •		95	37

HSI Asset Securitization Corp. Trust
0.269% due 05/25/2037 •		116	115
0.289% due 02/25/2036 •		164	164
0.439% due 02/25/2036 •		3,552	3,449

Invesco Euro CLO DAC
0.650% due 07/15/2031 •	EUR	2,500	2,928

JP Morgan Mortgage Acquisition Trust
0.319% due 10/25/2036 •		$6,129	6,029
0.349% due 05/25/2037 •		1,500	1,477
0.379% due 07/25/2036 •		2,500	2,431

Jubilee CLO BV
0.610% due 04/15/2030 •(b)	EUR	6,300	7,388

KKR CLO Ltd.
1.145% due 07/15/2030 •(b)		$12,400	12,400

Laurelin DAC
0.720% due 10/20/2031 •(b)	EUR	31,700	37,175

LCM LP
1.197% due 07/20/2030 •(b)		$35,600	35,600

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		3,396	3,413
3.750% due 04/25/2059 þ		7,833	7,909

Lehman ABS Mortgage Loan Trust
0.199% due 06/25/2037 •		299	236

LoanCore Issuer Ltd.
1.236% due 05/15/2036 •		41,400	41,412

Long Beach Mortgage Loan Trust
0.669% due 10/25/2034 •		359	349
0.809% due 03/25/2032 •		16	16
0.934% due 02/25/2034 •		356	356
1.084% due 04/25/2035 •		21,687	21,749
1.129% due 08/25/2033 •		1,340	1,332

LP Credit Card ABS Master Trust
1.680% due 08/20/2024 •		32,379	33,674

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	9,700	11,407

Madison Park Funding Ltd.
1.554% due 04/20/2026 •		$3,435	3,438

Marble Point CLO Ltd.
1.222% due 10/15/2030 •(b)		44,400	44,400

Marlette Funding Trust
2.690% due 09/17/2029		712	717

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	35

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.130% due 07/16/2029	$5,165	$5,203
3.440% due 04/16/2029	421	423
3.710% due 12/15/2028	197	197

Massachusetts Educational Financing Authority
1.168% due 04/25/2038 •	566	567

Master Credit Card Trust
0.601% due 07/21/2024 •	20,800	20,932

MASTR Asset-Backed Securities Trust
0.159% due 01/25/2037 •	284	112
0.209% due 11/25/2036 •	54	25
0.629% due 02/25/2034 •	1,151	1,134
0.809% due 09/25/2034 •	8,390	8,242

Merrill Lynch Mortgage Investors Trust
0.229% due 02/25/2037 •	285	117
0.269% due 09/25/2037 •	5	3
0.694% due 12/25/2036 •	3,210	3,203

MF1 Ltd.
1.806% due 11/15/2035 •	42,300	42,596

MidOcean Credit CLO
1.243% due 02/20/2031 •(b)	31,800	31,800

MKS CLO Ltd.
1.224% due 07/20/2030 •	7,100	7,094

Morgan Stanley ABS Capital, Inc. Trust
0.169% due 05/25/2037 •	118	107
0.209% due 09/25/2036 •	19	9
0.729% due 12/25/2035 •	851	843
1.009% due 05/25/2034 •	16,204	16,127

Morgan Stanley Home Equity Loan Trust
1.099% due 05/25/2035 •	950	944

Morgan Stanley IXIS Real Estate Capital Trust
0.159% due 11/25/2036 •	9	4

Mountain View CLO LLC
1.313% due 10/16/2029 •	13,200	13,196

Mountain View CLO Ltd.
1.041% due 10/15/2026 •	3,110	3,109
1.731% due 04/15/2029 •	12,500	12,516

Nassau Ltd.
2.374% due 07/20/2029 •	9,900	9,940

Navient Private Education Loan Trust
1.106% due 04/15/2069 •	14,738	14,808
1.330% due 04/15/2069	3,731	3,698
2.650% due 12/15/2028	4,478	4,591
2.740% due 02/15/2029	2,465	2,515

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069	18,534	18,614
1.690% due 05/15/2069	24,174	24,590
2.460% due 11/15/2068	2,600	2,674

Navient Student Loan Trust
0.459% due 03/25/2067 •	7,882	7,876
0.918% due 07/26/2066 •	14,767	14,930
1.159% due 12/27/2066 •	19,922	20,201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nelnet Student Loan Trust
0.709% due 02/27/2051 •	$5,124	$5,116
0.809% due 09/27/2038 •	4,642	4,631
0.909% due 09/25/2065 •	3,337	3,333
0.909% due 08/25/2067 •	37,885	37,807
0.959% due 02/25/2066 •	3,281	3,284
1.009% due 06/27/2067 •	68,579	68,840

New Century Home Equity Loan Trust
0.289% due 05/25/2036 •	240	234
1.039% due 11/25/2034 •	2,388	2,351

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.259% due 07/25/2036 •	3,917	3,758

Northstar Education Finance, Inc.
0.809% due 12/26/2031 •	3,031	3,047

NovaStar Mortgage Funding Trust
0.769% due 01/25/2036 •	7,155	7,123
1.189% due 06/25/2035 •	3,496	3,481

Oaktree CLO
1.484% due 05/13/2029 •	487	487

Ocean Trails CLO
1.391% due 07/15/2028 •	2,363	2,364

OCP CLO Ltd.
1.041% due 07/15/2027 •	802	802

OneMain Financial Issuance Trust
2.370% due 09/14/2032	1,848	1,851

Option One Mortgage Loan Trust
0.769% due 05/25/2035 •	676	676

OZLM Ltd.
1.214% due 05/16/2030 •	26,200	26,200

Palmer Square CLO Ltd.
1.044% due 08/15/2026 •	8,269	8,270

Palmer Square Loan Funding Ltd.
0.982% due 02/20/2028 •	7,140	7,141

Penarth Master Issuer PLC
0.648% due 07/18/2023 •	38,150	38,175

PFS Financing Corp.
0.656% due 04/15/2024 •	18,700	18,738
0.930% due 08/15/2024	14,000	14,087
2.230% due 10/15/2024	2,980	3,060

RAAC Trust
0.659% due 01/25/2046 •	5,103	5,089

Renaissance Home Equity Loan Trust
0.829% due 11/25/2034 •	143	136
0.989% due 08/25/2033 •	325	320

Residential Asset Mortgage Products Trust
0.649% due 05/25/2036 •	2,453	2,450
0.669% due 06/25/2032 •	3	3
0.799% due 10/25/2035 •	100	99
0.889% due 07/25/2035 •	1,000	995
1.129% due 01/25/2034 •	2,470	2,450

36	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
0.754% due 03/25/2035 •	$1,479	$1,474

Sculptor CLO Ltd.
1.492% due 01/15/2031 •	19,700	19,700

Securitized Asset-Backed Receivables LLC Trust
0.779% due 08/25/2034 •	3,243	3,003
0.784% due 01/25/2035 •	596	579

Shackleton CLO Ltd.
1.354% due 10/20/2028 •	16,574	16,564

SLC Student Loan Trust
0.254% due 05/15/2029 •	5,393	5,356
0.294% due 03/15/2027 •	10,915	10,874
0.304% due 06/15/2029 •	3,339	3,325

SLM Student Loan Trust
0.358% due 10/25/2028 •	1,717	1,708
0.358% due 10/27/2031 •	33,176	32,864
0.368% due 10/25/2029 •	6,744	6,696
0.559% due 06/25/2043 •	10,896	10,804
0.654% due 12/15/2027 •	6,709	6,712
0.734% due 12/15/2025 •	9,697	9,699
0.759% due 12/27/2038 •	2,035	2,046
0.768% due 01/25/2028 •	981	982
0.809% due 01/25/2029 •	4,456	4,328
0.818% due 10/25/2029 •	20,559	20,555
0.968% due 04/25/2023 •	1,164	1,145
1.118% due 07/25/2023 •	2,404	2,385
1.718% due 04/25/2023 •	14,245	14,349
1.918% due 07/25/2023 •	4,534	4,572

SMB Private Education Loan Trust
0.409% due 09/15/2054 •	14,539	14,538
0.959% due 09/15/2054 •	61,700	62,632
1.556% due 02/17/2032 •	3,017	3,051
1.600% due 09/15/2054	16,647	16,771
2.340% due 09/15/2034	762	782

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	88	88

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	4,057	4,091
3.010% due 04/25/2028	2,367	2,387
3.240% due 02/25/2028	1,343	1,348

SoFi Professional Loan Program LLC
0.709% due 07/25/2040 •	133	133
1.609% due 10/27/2036 •	1,795	1,813
2.400% due 03/26/2040	1,321	1,338
2.720% due 10/27/2036	1,302	1,321
3.020% due 02/25/2040	649	670

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	26,297	26,725
2.060% due 05/15/2046	7,627	7,672

Sound Point CLO Ltd.
1.101% due 01/23/2029 •(b)	250	250
1.114% due 01/20/2028 •	5,959	5,966
1.156% due 07/25/2030 •	40,700	40,700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.161% due 01/23/2029 •	$48,600	$48,570
1.274% due 10/20/2028 •	10,300	10,314

Soundview Home Loan Trust
0.279% due 06/25/2036 •	1,685	1,682
0.379% due 03/25/2036 •	2,647	2,598
0.389% due 05/25/2036 •	18,429	18,330

SP-Static CLO Ltd.
1.622% due 07/22/2028 •	1,767	1,770

Specialty Underwriting & Residential Finance Trust
1.084% due 12/25/2035 •	982	983

Springleaf Funding Trust
2.680% due 07/15/2030	11,185	11,218

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	2,273	2,286

Steele Creek CLO Ltd.
1.048% due 05/21/2029 •	27,300	27,300

Structured Asset Investment Loan Trust
1.084% due 10/25/2033 •	10	10

Structured Asset Securities Corp. Mortgage Loan Trust
1.615% due 04/25/2035 •	420	421

TCW CLO AMR Ltd.
1.168% due 02/15/2029 •	1,300	1,301

Terwin Mortgage Trust
0.319% due 07/25/2037 •	1,417	1,399

Towd Point Mortgage Trust
1.109% due 05/25/2058 •	14,242	14,377
1.109% due 10/25/2059 •	11,482	11,595
1.636% due 04/25/2060 ~	122,894	123,939
2.710% due 01/25/2060 ~	40,078	41,400
3.750% due 05/25/2058 ~	24,099	25,406

TPG Real Estate Finance Ltd.
1.258% due 10/15/2034 •	44,300	44,298

Tralee CLO Ltd.
1.334% due 10/20/2028 •	43,013	43,023

Upstart Securitization Trust
2.684% due 01/21/2030	5,871	5,914
2.897% due 09/20/2029	1,263	1,269

Utah State Board of Regents
0.868% due 01/25/2057 •	12,376	12,413

Venture CLO Ltd.
1.076% due 10/20/2028 •	26,000	26,000
1.091% due 01/15/2028 •	7,184	7,184
1.121% due 04/15/2027 •	41,405	41,457
1.166% due 09/07/2030 •	19,500	19,500
1.324% due 01/20/2029 •	25,200	25,223
1.872% due 10/22/2031 •	5,700	5,704

Vibrant CLO Ltd.
1.235% due 09/15/2030 •(b)	57,000	57,000

Volvo Financial Equipment Master Owner Trust
0.626% due 07/17/2023 •	510	511

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	37

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Asset-Backed Certificates Trust
0.169% due 10/25/2036 •		$53	$27

Wells Fargo Home Equity Asset-Backed Securities Trust
0.529% due 01/25/2037 •		5,563	5,576

WhiteHorse Ltd.
1.153% due 04/17/2027 •		2,703	2,705

Total Asset-Backed Securities (Cost $2,586,261)			2,592,438

SOVEREIGN ISSUES 1.4%

Development Bank of Japan, Inc.
0.788% (US0003M + 0.570%) due 04/23/2021 ~		$4,000	$3,993

Export-Import Bank of India
1.182% (US0003M + 1.000%) due 08/21/2022 ~		41,353	41,413
1.213% (US0003M + 1.020%) due 03/28/2022 ~(e)		11,400	11,445

Israel Government International Bond
0.750% due 07/31/2022	ILS	100,950	30,474
5.500% due 01/31/2022		350,950	109,792

Saudi Government International Bond
2.375% due 10/26/2021		$22,384	22,633

Total Sovereign Issues (Cost $222,324)			219,750

SHORT-TERM INSTRUMENTS 1.4%

COMMERCIAL PAPER 0.2%

Exelon Generation Co.
0.600% due 04/21/2021		38,500	38,496

REPURCHASE AGREEMENTS (f) 0.0%
			5,051

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL TREASURY BILLS 1.0%
(0.027)% due 05/05/2021 - 02/02/2022 (c)(d)	ILS	552,200	$165,233

U.S. TREASURY BILLS 0.2%
0.028% due 04/29/2021 (c)(d)(i)(k)		$25,410	25,410

Total Short-Term Instruments (Cost $237,871)			234,190

Total Investments in Securities (Cost $12,828,765)			12,922,016

		SHARES
INVESTMENTS IN AFFILIATES 23.1%

SHORT-TERM INSTRUMENTS 23.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.1%

PIMCO Short Asset Portfolio		87,393	$877

PIMCO Short-Term Floating NAV Portfolio III		376,077,761	3,708,127

Total Short-Term Instruments (Cost $3,709,240)			3,709,004

Total Investments in Affiliates (Cost $3,709,240)			3,709,004

Total Investments 103.4% (Cost $16,538,005)			$16,631,020

Financial Derivative Instruments (h)(j) 0.3% (Cost or Premiums, net $(5,855))			42,991

Other Assets and Liabilities, net (3.7)%			(585,034)

Net Assets 100.0%			$16,088,977

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

38	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2021

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T, Inc.	2.850%	05/25/2024	10/05/2020	$2,763	$2,914	0.02%
Bank of America Corp.	2.604	03/15/2023	10/02/2020 -10/07/2020	6,103	6,473	0.04
Bank of America Corp.	3.228	06/22/2022	10/07/2020	155	164	0.00
CIMIC Group Ltd.	0.000	05/19/2021	01/20/2021	25,258	25,268	0.16
CIMIC Group Ltd.	0.000	07/27/2021	02/23/2021	25,143	25,126	0.16
CIMIC Group Ltd.	0.000	05/14/2021	01/20/2021	17,248	17,254	0.11
CIMIC Group Ltd.	0.000	04/22/2021	11/30/2020	16,217	16,220	0.10
CIMIC Group Ltd.	0.000	06/11/2021	02/02/2021	12,392	12,394	0.08
Export-Import Bank of India	1.213	03/28/2022	12/19/2019	11,358	11,445	0.07
Goldman Sachs Group, Inc.	0.978	07/27/2022	10/02/2020 -10/05/2020	9,414	9,964	0.06
Goldman Sachs Group, Inc.	1.088	08/23/2022	10/08/2020	11,358	11,965	0.07
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	22,467	22,512	0.14
Morgan Stanley	3.000	02/07/2024	10/21/2020	4,023	4,195	0.03
Orange Unified School District, California Revenue Bonds, Series 2008	0.965	05/01/2043	11/27/2019	31,855	31,961	0.20
QNB Finance Ltd.	1.496	12/06/2021	06/20/2019	10,030	10,045	0.06
VW Credit Canada, Inc.	2.650	06/27/2022	10/05/2020 -10/13/2020	8,124	8,556	0.05
VW Credit Canada, Inc.	3.700	11/14/2022	10/13/2020 -12/14/2020	16,331	16,657	0.10
Wells Fargo & Co.	2.094	04/25/2022	10/06/2020	1,142	1,213	0.01
Wells Fargo & Co.	2.509	10/27/2023	10/14/2020 -10/15/2020	24,302	25,539	0.16
Wells Fargo & Co.	3.184	02/08/2024	10/06/2020	1,583	1,683	0.01

				$257,266	$261,548	1.63%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$5,051	U.S. Treasury Notes 0.125% due 03/31/2023	$(5,152)	$5,051	$5,051

Total Repurchase Agreements						$(5,152)	$5,051	$5,051

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	39

Schedule of Investments PIMCO Short-Term Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
IND	0.050%	03/30/2021	04/01/2021		$(230,771)	$(230,772)
TDM	(0.050)	03/23/2021	TBD	(2)	(2,428)	(2,428)

Total Reverse Repurchase Agreements						$(233,200)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$5,051	$0	$0	$5,051	$(5,152)	$(101)
IND	0	(230,772)	0	(230,772)	230,239	(533)
TDM	0	(2,428)	0	(2,428)	2,484	56

Total Borrowings and Other Financing Transactions	$5,051	$(233,200)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,428)	$(2,428)
U.S. Treasury Obligations	(230,772)	0	0	0	(230,772)

Total Borrowings	$(230,772)	$0	$0	$(2,428)	$(233,200)

Payable for reverse repurchase agreements					$(233,200)

(g)	Securities with an aggregate market value of $233,313 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(642,726) at a weighted average interest rate of 0.457%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

40	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2021

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Canada Bankers’ Acceptance December Futures	12/2022	6,884	$1,355,560	$(5,056)	$0	$(548)
3-Month Canada Bankers’ Acceptance March Futures	03/2023	8,285	1,628,305	(8,784)	0	(742)
U.S. Treasury 2-Year Note June Futures	06/2021	5,238	1,156,166	(444)	0	(245)

				$(14,284)	$0	$(1,535)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	25,233	$(3,113,713)	$32,193	$4,140	$0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	6,094	(875,632)	19,156	2,095	0

				$51,349	$6,235	$0

Total Futures Contracts				$37,065	$6,235	$(1,535)

SWAP AGREEMENTS:

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(1)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$807,200	$0	$(238)	$(238)	$58	$0
3-Month USD-LIBOR(1)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	618,000	0	(185)	(185)	45	0

Total Swap Agreements					$0	$(423)	$(423)	$103	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$6,235	$103	$6,338	$0	$(1,535)	$0	$(1,535)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	41

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(i)

Securities with an aggregate market value of $28,969 and cash of $23,170 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2021		CAD	14,511	$		11,441	$0	$(106)
	04/2021		EUR	9,302			11,072	163	0
	04/2021		GBP	113,502			160,690	4,216	0
	04/2021	$		67,470		EUR	57,443	0	(105)
	05/2021		EUR	57,443	$		67,508	105	0
	05/2021		ILS	36,304			11,026	164	0
BPS	04/2021		AUD	9,321			7,382	302	0
	04/2021		JPY	25,900,000			250,071	16,104	0
	04/2021	$		2,994		CAD	3,776	11	0
	04/2021			2,994		GBP	2,154	0	(25)
	05/2021		CAD	3,776	$		2,994	0	(11)
CBK	04/2021		AUD	3,171			2,456	48	0
	04/2021		GBP	454,009			642,717	16,820	0
	04/2021	$		7,305		CAD	9,200	16	0
	04/2021			237,249		JPY	25,900,000	0	(3,281)
	05/2021		CAD	9,200	$		7,305	0	(16)
	05/2021	$		6,938		MXN	151,984	476	0
	11/2021		ILS	238,543	$		73,346	1,675	0
	01/2022			98,887			30,380	633	0
	02/2022			277,479			85,030	1,554	0
GLM	04/2021		AUD	11,615			9,092	269	0
	04/2021	$		56,167		AUD	73,634	0	(238)
	05/2021		AUD	73,634	$		56,173	235	0
	01/2022		ILS	212,928			65,463	1,409	0
HUS	04/2021		AUD	2,589			2,013	47	0
	04/2021		EUR	50,899			61,058	1,367	0
	04/2021		GBP	20,863			28,956	207	(13)
	04/2021	$		7,666		EUR	6,507	0	(35)
	04/2021			4,104		GBP	2,970	2	(12)
	01/2022		ILS	58,575	$		18,016	395	0
JPM	08/2022			102,398			31,653	751	0
MYI	04/2021		AUD	14,318			11,317	441	0
	04/2021	$		122		JPY	13,470	0	(1)
	05/2021		AUD	3,542	$		2,700	9	0
	05/2021		JPY	13,470			122	1	0
RBC	04/2021	$		1,231		CAD	1,535	0	(10)
RYL	04/2021		AUD	19,600	$		15,301	414	0
SCX	04/2021			1,833			1,396	4	0
	04/2021		EUR	78,046			94,810	3,285	0
	04/2021	$		805,459		GBP	585,410	1,650	(61)
	05/2021		EUR	78,046	$		91,780	202	0
	05/2021		GBP	579,813			797,760	0	(1,647)
SOG	04/2021		JPY	13,470			128	6	0
TOR	04/2021		CAD	169,207			133,667	0	(980)
	04/2021	$		134,628		CAD	169,207	18	0
	05/2021		CAD	169,207	$		134,634	0	(19)
UAG	04/2021		AUD	11,187			8,610	113	0
	04/2021		EUR	3,749			4,459	63	0

Total Forward Foreign Currency Contracts								$53,175	$(6,560)

42	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2021

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	36,100	$(113)	$(745)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	28,400	(182)	(208)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	55,400	(281)	(213)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	28,400	(122)	(159)
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	4,700	(20)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	13,500	(59)	(333)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	19,000	(85)	(98)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	76,000	(451)	(442)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	31,200	(173)	(203)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	36,700	(225)	(244)
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	13,700	(56)	(46)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	900	(3)	(3)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	2,100	(8)	(9)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	32,400	(192)	(200)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	13,900	(33)	(102)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	26,100	(67)	(263)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	42,000	(105)	(476)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	15,200	(52)	(58)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	15,400	(48)	(75)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	11,600	(27)	(198)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	4,100	(9)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	4,100	(10)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	21,000	(85)	(545)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	11,600	(82)	(53)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	15,200	(94)	(104)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	27,600	(164)	(192)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	14,400	(81)	(125)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	27,400	(154)	(241)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	11,600	(60)	(38)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	53,400	(375)	(730)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	15,200	(67)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	8,300	(26)	(8)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	43

Schedule of Investments PIMCO Short-Term Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	$101.438	05/06/2021	15,300	$(54)	$(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	14,400	(45)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	8,100	(25)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.250	05/06/2021	2,500	(8)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	34,800	(218)	(275)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	34,800	(179)	(150)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	36,000	(155)	(156)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	9,300	(50)	(58)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	9,300	(35)	(22)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	2,100	(6)	(5)
SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	6,200	(24)	(23)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	33,200	(125)	(39)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	18,700	(64)	(50)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.828	04/07/2021	19,700	(68)	(70)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	33,200	(88)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	15,700	(34)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	21,000	(46)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	21,000	(46)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	13,400	(32)	(297)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	49,800	(195)	(250)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.391	05/06/2021	18,200	(94)	(64)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	19,000	(67)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	20,800	(159)	(210)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	68,800	(379)	(445)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.375	06/07/2021	20,800	(130)	(102)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.180	05/06/2021	6,700	(20)	(21)

	Total Written Options				$(5,855)	$(8,427)

44	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$4,648	$0	$0	$4,648	$(211)	$0	$0	$(211)	$4,437	$(5,190)	$(753)
BPS	16,417	0	0	16,417	(36)	0	0	(36)	16,381	(15,360)	1,021
CBK	21,222	0	0	21,222	(3,297)	0	0	(3,297)	17,925	(21,781)	(3,856)
FAR	0	0	0	0	0	(1,325)	0	(1,325)	(1,325)	1,180	(145)
GLM	1,913	0	0	1,913	(238)	0	0	(238)	1,675	(1,360)	315
GSC	0	0	0	0	0	(1,336)	0	(1,336)	(1,336)	1,158	(178)
HUS	2,018	0	0	2,018	(60)	0	0	(60)	1,958	(2,050)	(92)
JPM	751	0	0	751	0	(4,173)	0	(4,173)	(3,422)	3,619	197
MYI	451	0	0	451	(1)	0	0	(1)	450	(340)	110
RBC	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
RYL	414	0	0	414	0	0	0	0	414	(370)	44
SAL	0	0	0	0	0	(1,593)	0	(1,593)	(1,593)	1,556	(37)
SCX	5,141	0	0	5,141	(1,708)	0	0	(1,708)	3,433	(3,160)	273
SOG	6	0	0	6	0	0	0	0	6	0	6
TOR	18	0	0	18	(999)	0	0	(999)	(981)	506	(475)
UAG	176	0	0	176	0	0	0	0	176	0	176

Total Over the Counter	$53,175	$0	$0	$53,175	$(6,560)	$(8,427)	$0	$(14,987)

(k)

Securities with an aggregate market value of $8,019 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,235	$6,235
Swap Agreements	0	0	0	0	103	103

	$0	$0	$0	$0	$6,338	$6,338

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53,175	$0	$53,175

	$0	$0	$0	$53,175	$6,338	$59,513

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	45

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,535	$1,535

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,560	$0	$6,560
Written Options	0	0	0	0	8,427	8,427

	$0	$0	$0	$6,560	$8,427	$14,987

	$0	$0	$0	$6,560	$9,962	$16,522

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(59,467)	$(59,467)
Swap Agreements	0	(19,103)	0	0	(80,900)	(100,003)

	$0	$(19,103)	$0	$0	$(140,367)	$(159,470)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(105,061)	$0	$(105,061)
Written Options	0	777	0	0	8,093	8,870
Swap Agreements	0	63	0	0	54,111	54,174

	$0	$840	$0	$(105,061)	$62,204	$(42,017)

	$0	$(18,263)	$0	$(105,061)	$(78,163)	$(201,487)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$92,175	$92,175
Swap Agreements	0	(88,191)	0	0	106,244	18,053

	$0	$(88,191)	$0	$0	$198,419	$110,228

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(21,014)	$0	$(21,014)
Written Options	0	11,640	0	0	(3,759)	7,881
Swap Agreements	0	0	0	0	(975)	(975)

	$0	$11,640	$0	$(21,014)	$(4,734)	$(14,108)

	$0	$(76,551)	$0	$(21,014)	$193,685	$96,120

46	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$12,669	$0	$12,669
Corporate Bonds & Notes
Banking & Finance	0	3,038,749	0	3,038,749
Industrials	0	1,695,197	0	1,695,197
Specialty Finance	0	118,774	0	118,774
Utilities	0	405,258	0	405,258
Municipal Bonds & Notes
California	0	82,819	0	82,819
Colorado	0	1,541	0	1,541
Louisiana	0	16,346	0	16,346
Pennsylvania	0	2,056	0	2,056
U.S. Government Agencies	0	2,187,504	0	2,187,504
U.S. Treasury Obligations	0	230,809	0	230,809
Non-Agency Mortgage-Backed Securities	0	2,075,519	8,397	2,083,916
Asset-Backed Securities	0	2,549,756	42,682	2,592,438
Sovereign Issues	0	219,750	0	219,750
Short-Term Instruments
Commercial Paper	0	38,496	0	38,496
Repurchase Agreements	0	5,051	0	5,051
Israel Treasury Bills	0	165,233	0	165,233
U.S. Treasury Bills	0	25,410	0	25,410
	$0	$12,870,937	$51,079	$12,922,016

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,709,004	$0	$0	$3,709,004
Total Investments	$3,709,004	$12,870,937	$51,079	$16,631,020

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6,235	103	0	6,338
Over the counter	0	53,175	0	53,175
	$6,235	$53,278	$0	$59,513

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,535)	0	0	(1,535)
Over the counter	0	(14,987)	0	(14,987)
	$(1,535)	$(14,987)	$0	$(16,522)
Total Financial Derivative Instruments	$4,700	$38,291	$0	$42,991
Totals	$3,713,704	$12,909,228	$51,079	$16,674,011

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	47

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Short-Term Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Fund’s Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of

48	PIMCO SHORT-TERM FUND

March 31, 2021

Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP

ANNUAL REPORT	MARCH 31, 2021	49

Notes to Financial Statements (Cont.)

may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires

50	PIMCO SHORT-TERM FUND

March 31, 2021

funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of

ANNUAL REPORT	MARCH 31, 2021	51

Notes to Financial Statements (Cont.)

official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In

52	PIMCO SHORT-TERM FUND

March 31, 2021

valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

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Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads,

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default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices,

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Notes to Financial Statements (Cont.)

bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$897,290	$968,749	$(1,869,000)	$(18,004)	$21,842	$877	$2,508	$0

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Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$629,252	$13,144,911	$(10,069,600)	$3,850	$(286)	$3,708,127	$4,311	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in

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Notes to Financial Statements (Cont.)

bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables,

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home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

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The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the

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Notes to Financial Statements (Cont.)

Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Fund did not participate in the Interfund Lending Program.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency  Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter

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market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the

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Notes to Financial Statements (Cont.)

counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against

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Notes to Financial Statements (Cont.)

this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

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(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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Notes to Financial Statements (Cont.)

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets

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on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by

ANNUAL REPORT	MARCH 31, 2021	73

Notes to Financial Statements (Cont.)

law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.20%	0.20%	0.20%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping,

74	PIMCO SHORT-TERM FUND

March 31, 2021

shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit”

ANNUAL REPORT	MARCH 31, 2021	75

Notes to Financial Statements (Cont.)

(calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $20,944.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$1,551,252	$4,398,097

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of

76	PIMCO SHORT-TERM FUND

March 31, 2021

performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$5,119,984	$4,143,636	$6,646,282	$7,838,023

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	898,463	$8,828,114	484,029	$4,731,726

I-2	186,546	1,827,751	163,020	1,592,174

I-3	5,426	53,091	3,893	38,097

Administrative Class	543	5,332	1,024	9,994

Class A	98,785	970,489	88,927	867,520

Class C	3,318	32,555	4,370	42,461

Class R	3,494	34,308	2,806	27,391

ANNUAL REPORT	MARCH 31, 2021	77

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	13,382	$131,252	25,246	$246,569

I-2	3,627	35,565	8,728	85,248

I-3	56	549	172	1,682

Administrative Class	645	6,277	4,322	42,209

Class A	1,779	17,442	3,564	34,807

Class C	110	1,080	302	2,953

Class R	107	1,044	273	2,670

Cost of shares redeemed

Institutional Class	(618,637)	(6,064,142)	(803,454)	(7,827,640)

I-2	(160,987)	(1,571,628)	(280,235)	(2,731,685)

I-3	(4,479)	(43,667)	(8,203)	(80,233)

Administrative Class	(156,448)	(1,537,716)	(37,468)	(365,923)

Class A	(74,168)	(727,431)	(119,491)	(1,164,364)

Class C	(6,267)	(61,499)	(9,060)	(88,266)

Class R	(3,773)	(36,954)	(4,819)	(47,045)

Net increase (decrease) resulting from Fund share transactions	191,522	$1,901,812	(472,054)	$(4,579,655)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

78	PIMCO SHORT-TERM FUND

March 31, 2021

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Short-Term Fund	$36,616	$0	$(8,151)	$(362)	$(198,897)	$0	$0	$(170,794)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Short-Term Fund	$32,331	$166,566

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Short-Term Fund	$16,713,746	$258,878	$(266,775)	$(7,897)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

ANNUAL REPORT	MARCH 31, 2021	79

Notes to Financial Statements (Cont.)

March 31, 2021

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Short-Term Fund	$202,589	$0	$0	$440,411	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

80	PIMCO SHORT-TERM FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Short-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Short-Term Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2021	81

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RYL	NatWest Markets Plc
FAR	Wells Fargo Bank National Association	SAL	Citigroup Global Markets, Inc.
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GSC	Goldman Sachs & Co. LLC	TDM	TD Securities (USA) LLC
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	ILS	Israeli Shekel
CAD	Canadian Dollar	JPY	Japanese Yen
EUR	Euro	MXN	Mexican Peso
GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	SOFRRATE	Secured Overnight Financing Rate
BP0003M	3 Month GBP-LIBOR	US0001M	ICE 1-Month USD LIBOR
CDOR03	3 month CDN Swap Rate	US0003M	ICE 3-Month USD LIBOR
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0006M	ICE 6-Month USD LIBOR
LIBOR03M	3 Month USD-LIBOR

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	REMIC	Real Estate Mortgage Investment Conduit
BBSW	Bank Bill Swap Reference Rate	RMBS	Residential Mortgage-Backed Security
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined

82	PIMCO SHORT-TERM FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Short-Term Fund	0%	0%	$202,589	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO Short-Term Fund	100%

ANNUAL REPORT	MARCH 31, 2021	83

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

84	PIMCO SHORT-TERM FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2021	85

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

86	PIMCO SHORT-TERM FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2021	87

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

88	PIMCO SHORT-TERM FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

ANNUAL REPORT	MARCH 31, 2021	89

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3024AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

PIMCO Total Return Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central

2	PIMCO TOTAL RETURN FUND

Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (Cont.)

their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TOTAL RETURN FUND

Important Information About the PIMCO Total Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the PIMCO Total Return Fund (Cont.)

and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The

6	PIMCO TOTAL RETURN FUND

Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Total Return Fund	05/11/87	05/11/87	04/30/08	04/27/18	09/08/94	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the PIMCO Total Return Fund (Cont.)

portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

8	PIMCO TOTAL RETURN FUND

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ANNUAL REPORT	MARCH 31, 2021	9

PIMCO Total Return Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	3.25%	3.84%	3.75%	7.01%
PIMCO Total Return Fund I-2	3.15%	3.73%	3.65%	6.92%
PIMCO Total Return Fund I-3	3.10%	3.68%	3.59%	6.85%
PIMCO Total Return Fund Administrative Class	2.99%	3.58%	3.49%	6.74%
PIMCO Total Return Fund Class A	2.90%	3.47%	3.36%	6.55%
PIMCO Total Return Fund Class A (adjusted)	(0.96)%	2.68%	2.97%	6.40%
PIMCO Total Return Fund Class C	2.13%	2.69%	2.59%	5.76%
PIMCO Total Return Fund Class C (adjusted)	1.16%	2.69%	2.59%	5.76%
PIMCO Total Return Fund Class R	2.64%	3.20%	3.10%	6.27%
Bloomberg Barclays U.S. Aggregate Index	0.71%	3.10%	3.44%	6.10%♦
Lipper Core Plus Bond Funds Average	6.63%	3.97%	3.86%	6.16%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.70% for Institutional Class shares, 0.80% for I-2 shares, 0.90% for I-3 shares, 0.95% for Administrative Class shares, 1.04% for Class A shares, 1.79% for Class C shares, and 1.29% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO TOTAL RETURN FUND

Institutional Class - PTTRX	I-2 - PTTPX	I-3 - PTTNX	Administrative Class - PTRAX
Class A - PTTAX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	28.8%
Short-Term Instruments‡	16.3%
U.S. Government Agencies	16.1%
U.S. Treasury Obligations	11.6%
Non-Agency Mortgage-Backed Securities	10.8%
Asset-Backed Securities	8.0%
Sovereign Issues	6.1%
Other	2.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities contributed to relative performance, as spreads tightened.

»	Positions in select high yield credit contributed to relative performance, as spreads tightened.

»	U.S. interest strategies contributed to relative performance, primarily a steepening positioning (overweight the intermediate curve and underweight the long end) as the curve steepened.
»	Short exposure to duration in the U.K. contributed to relative performance, as interest rates increased.

»	Positions in U.S. Treasury Inflation-Protected Securities, particularly in April 2020, contributed to relative performance, as breakeven inflation rates increased.

»	An underweight to investment-grade corporate credit spread duration detracted from relative performance, as spreads tightened.

»	Long exposure to duration in Italy in April 2020 detracted from relative performance, as interest rates increased.

ANNUAL REPORT	MARCH 31, 2021	11

Expense Example PIMCO Total Return Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$979.30	$2.32	$1,000.00	$1,022.59	$2.37	0.47%
I-2	1,000.00	978.80	2.81	1,000.00	1,022.09	2.87	0.57
I-3	1,000.00	978.60	3.06	1,000.00	1,021.84	3.13	0.62
Administrative Class	1,000.00	978.10	3.55	1,000.00	1,021.34	3.63	0.72
Class A	1,000.00	977.70	3.99	1,000.00	1,020.89	4.08	0.81
Class C	1,000.00	974.00	7.68	1,000.00	1,017.15	7.85	1.56
Class R	1,000.00	976.40	5.22	1,000.00	1,019.65	5.34	1.06

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO TOTAL RETURN FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2021	13

Financial Highlights PIMCO Total Return Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2021	$10.49	$0.22	$0.13	$0.35	$(0.24)	$(0.38)	$0.00	$(0.62)

03/31/2020	10.12	0.32	0.44	0.76	(0.38)	(0.01)	0.00	(0.39)

03/31/2019	10.08	0.31	0.07	0.38	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.12	0.28	(0.06)	0.22	(0.23)	0.00	(0.03)	(0.26)

03/31/2017	10.18	0.36	(0.11)	0.25	(0.08)	0.00	(0.23)	(0.31)

I-2

03/31/2021	10.49	0.21	0.13	0.34	(0.23)	(0.38)	0.00	(0.61)

03/31/2020	10.12	0.31	0.44	0.75	(0.37)	(0.01)	0.00	(0.38)

03/31/2019	10.08	0.30	0.07	0.37	(0.33)	0.00	0.00	(0.33)

03/31/2018	10.12	0.27	(0.06)	0.21	(0.22)	0.00	(0.03)	(0.25)

03/31/2017	10.18	0.35	(0.11)	0.24	(0.08)	0.00	(0.22)	(0.30)

I-3

03/31/2021	10.49	0.21	0.13	0.34	(0.23)	(0.38)	0.00	(0.61)

03/31/2020	10.12	0.30	0.45	0.75	(0.37)	(0.01)	0.00	(0.38)

04/27/2018 - 03/31/2019	9.97	0.29	0.16	0.45	(0.30)	0.00	0.00	(0.30)

Administrative Class

03/31/2021	10.49	0.19	0.14	0.33	(0.22)	(0.38)	0.00	(0.60)

03/31/2020	10.12	0.30	0.44	0.74	(0.36)	(0.01)	0.00	(0.37)

03/31/2019	10.08	0.28	0.07	0.35	(0.31)	0.00	0.00	(0.31)

03/31/2018	10.12	0.26	(0.07)	0.19	(0.20)	0.00	(0.03)	(0.23)

03/31/2017	10.18	0.34	(0.12)	0.22	(0.07)	0.00	(0.21)	(0.28)

Class A

03/31/2021	10.49	0.18	0.14	0.32	(0.21)	(0.38)	0.00	(0.59)

03/31/2020	10.12	0.29	0.44	0.73	(0.35)	(0.01)	0.00	(0.36)

03/31/2019	10.08	0.27	0.07	0.34	(0.30)	0.00	0.00	(0.30)

03/31/2018	10.12	0.25	(0.07)	0.18	(0.19)	0.00	(0.03)	(0.22)

03/31/2017	10.18	0.32	(0.11)	0.21	(0.07)	0.00	(0.20)	(0.27)

Class C

03/31/2021	10.49	0.11	0.13	0.24	(0.13)	(0.38)	0.00	(0.51)

03/31/2020	10.12	0.21	0.44	0.65	(0.27)	(0.01)	0.00	(0.28)

03/31/2019	10.08	0.19	0.07	0.26	(0.22)	0.00	0.00	(0.22)

03/31/2018	10.12	0.17	(0.07)	0.10	(0.11)	0.00	(0.03)	(0.14)

03/31/2017	10.18	0.25	(0.12)	0.13	(0.05)	0.00	(0.14)	(0.19)

14	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.22	3.25%	$52,033,884	0.47%		0.47%		0.46%		0.46%		2.06%		430%

10.49	7.63	51,804,718	0.70		0.70		0.46		0.46		3.08		554

10.12	3.83	49,974,737	0.71		0.71		0.46		0.46		3.09		723

10.08	2.13	54,515,011	0.55		0.55		0.46		0.46		2.76		635

10.12	2.44	52,526,934	0.51		0.51		0.46		0.46		3.54		521

10.22	3.15	4,682,354	0.57		0.57		0.56		0.56		1.96		430

10.49	7.52	3,809,717	0.80		0.80		0.56		0.56		2.97		554

10.12	3.73	3,231,195	0.81		0.81		0.56		0.56		2.99		723

10.08	2.02	3,409,081	0.65		0.65		0.56		0.56		2.66		635

10.12	2.33	3,471,813	0.61		0.61		0.56		0.56		3.44		521

10.22	3.10	107,994	0.62		0.67		0.61		0.66		1.94		430

10.49	7.47	193,779	0.85		0.90		0.61		0.66		2.90		554

10.12	4.63	144,689	0.86	*	0.91	*	0.61	*	0.66	*	3.13	*	723

10.22	2.99	1,668,610	0.72		0.72		0.71		0.71		1.82		430

10.49	7.36	1,739,412	0.95		0.95		0.71		0.71		2.85		554

10.12	3.57	2,005,972	0.96		0.96		0.71		0.71		2.82		723

10.08	1.87	2,831,163	0.80		0.80		0.71		0.71		2.52		635

10.12	2.18	3,424,492	0.76		0.76		0.71		0.71		3.31		521

10.22	2.90	7,991,147	0.81		0.81		0.80		0.80		1.72		430

10.49	7.27	7,612,609	1.04		1.04		0.80		0.80		2.75		554

10.12	3.48	7,757,299	1.05		1.05		0.80		0.80		2.75		723

10.08	1.76	8,429,248	0.92	(d)	0.92	(d)	0.83	(d)	0.83	(d)	2.42		635

10.12	2.04	5,475,892	0.90		0.90		0.85		0.85		3.16		521

10.22	2.13	353,523	1.56		1.56		1.55		1.55		1.01		430

10.49	6.47	914,682	1.79		1.79		1.55		1.55		2.05		554

10.12	2.69	1,467,067	1.82	(e)	1.82	(e)	1.57	(e)	1.57	(e)	1.95		723

10.08	0.97	2,072,621	1.69		1.69		1.60		1.60		1.64		635

10.12	1.27	3,143,206	1.65		1.65		1.60		1.60		2.41		521

ANNUAL REPORT	MARCH 31, 2021	15

Financial Highlights PIMCO Total Return Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2021	$10.49	$0.16	$0.13	$0.29	$(0.18)	$(0.38)	$0.00	$(0.56)

03/31/2020	10.12	0.26	0.44	0.70	(0.32)	(0.01)	0.00	(0.33)

03/31/2019	10.08	0.24	0.07	0.31	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.12	0.22	(0.07)	0.15	(0.16)	0.00	(0.03)	(0.19)

03/31/2017	10.18	0.30	(0.12)	0.18	(0.06)	0.00	(0.18)	(0.24)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.30%.
(e)	Effective October 1, 2018, the Class’s advisory fee was decreased by 0.05% to an annual rate of 0.55%.

16	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.22	2.64%	$677,048	1.06%		1.06%		1.05%		1.05%		1.48%	430%

10.49	7.00	722,176	1.29		1.29		1.05		1.05		2.50	554

10.12	3.20	772,138	1.32	(e)	1.32	(e)	1.07	(e)	1.07	(e)	2.47	723

10.08	1.48	914,781	1.19		1.19		1.10		1.10		2.13	635

10.12	1.78	1,159,181	1.15		1.15		1.10		1.10		2.91	521

ANNUAL REPORT	MARCH 31, 2021	17

Consolidated Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$69,742,131
Investments in Affiliates	6,415,240

Financial Derivative Instruments
Exchange-traded or centrally cleared	49,443
Over the counter	472,081
Cash	570
Deposits with counterparty	27,219
Foreign currency, at value	202,865
Receivable for investments sold	110,450
Receivable for TBA investments sold	16,720,913
Receivable for Fund shares sold	104,749
Interest and/or dividends receivable	302,141
Dividends receivable from Affiliates	3,516
Reimbursement receivable from PIMCO	5

Total Assets	94,151,323

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$658
Payable for short sales	1,873,274

Financial Derivative Instruments
Exchange-traded or centrally cleared	33,886
Over the counter	162,140
Payable for investments purchased	787,215
Payable for investments in Affiliates purchased	3,516
Payable for investments purchased on a delayed-delivery basis	58,871
Payable for TBA investments purchased	23,171,996
Payable for unfunded loan commitments	20,681
Deposits from counterparty	407,556
Payable for Fund shares redeemed	79,343
Distributions payable	7,254
Accrued investment advisory fees	14,423
Accrued supervisory and administrative fees	13,233
Accrued distribution fees	732
Accrued servicing fees	1,929
Other liabilities	56

Total Liabilities	26,636,763

Net Assets	$67,514,560

Net Assets Consist of:

Paid in capital	$67,976,610
Distributable earnings (accumulated loss)	(462,050)

Net Assets	$67,514,560

Cost of investments in securities	$69,671,888
Cost of investments in Affiliates	$6,396,964
Cost of foreign currency held	$205,782
Proceeds received on short sales	$1,877,170
Cost or premiums of financial derivative instruments, net	$51,966

* Includes repurchase agreements of:	$1,979,735

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$52,033,884
I-2	4,682,354
I-3	107,994
Administrative Class	1,668,610
Class A	7,991,147
Class C	353,523
Class R	677,048

Shares Issued and Outstanding:

Institutional Class	5,091,403
I-2	458,158
I-3	10,567
Administrative Class	163,270
Class A	781,916
Class C	34,591
Class R	66,248

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.22
I-2	10.22
I-3	10.22
Administrative Class	10.22
Class A	10.22
Class C	10.22
Class R	10.22

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	19

Consolidated Statement of Operations PIMCO Total Return Fund

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest	$1,680,918
Dividends	15,650
Dividends from Investments in Affiliates	55,851
Total Income	1,752,419

Expenses:

Investment advisory fees	172,846
Supervisory and administrative fees	158,631
Distribution and/or servicing fees - Administrative Class	4,336
Distribution fees - Class C	5,202
Distribution fees - Class R	1,828
Servicing fees - Class A	20,117
Servicing fees - Class C	1,734
Servicing fees - Class R	1,829
Trustee fees	402
Interest expense	6,328
Miscellaneous expense	285
Total Expenses	373,538
Waiver and/or Reimbursement by PIMCO	(84)
Net Expenses	373,454

Net Investment Income (Loss)	1,378,965

Net Realized Gain (Loss):

Investments in securities	1,309,401
Investments in Affiliates	(44,832)
Exchange-traded or centrally cleared financial derivative instruments	409,358
Over the counter financial derivative instruments	238,369
Foreign currency	(20,742)

Net Realized Gain (Loss)	1,891,554

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(736,261)
Investments in Affiliates	174,670
Exchange-traded or centrally cleared financial derivative instruments	(443,432)
Over the counter financial derivative instruments	(156,610)
Foreign currency assets and liabilities	(7,866)

Net Change in Unrealized Appreciation (Depreciation)	(1,169,499)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,101,020

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,378,965	$2,016,413
Net realized gain (loss)	1,891,554	2,276,827
Net change in unrealized appreciation (depreciation)	(1,169,499)	558,104

Net Increase (Decrease) in Net Assets Resulting from Operations	2,101,020	4,851,344

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3,064,988)	(1,960,251)
I-2	(270,784)	(131,543)
I-3	(8,106)	(6,424)
Administrative Class	(95,883)	(66,435)
Class A	(441,030)	(267,898)
Class C	(30,588)	(30,891)
Class R	(37,965)	(23,760)

Total Distributions(a)	(3,949,344)	(2,487,202)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	2,565,791	(920,146)

Total Increase (Decrease) in Net Assets	717,467	1,443,996

Net Assets:

Beginning of year	66,797,093	65,353,097
End of year	$67,514,560	$66,797,093

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	21

Consolidated Schedule of Investments PIMCO Total Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%

AAdvantage Loyalty IP Ltd.
TBD% due 04/20/2028		$10,500	$10,758

Altice France S.A.
4.198% (LIBOR03M + 4.000%) due 08/14/2026 ~		11,632	11,610

Boeing Co.
TBD% - 1.434% (LIBOR03M + 1.250%) due 02/07/2022 ~		13,627	13,641

Cornerstone Building Brands, Inc.
3.856% (LIBOR03M + 3.750%) due 04/12/2025 ~		3,413	3,414

Encina Private Credit LLC
TBD% - 4.074% (LIBOR03M + 3.074%) due 11/30/2025 «~µ		32,100	32,100

GHH Holdings Ltd.
1.877% (BP0003M + 1.850%) due 12/04/2024 «~(m)	GBP	50,000	66,007

HCA, Inc.
1.859% (LIBOR03M + 1.750%) due 03/13/2025 ~		$2,879	2,882

Hotel (PL Property) Ltd.
1.928% (BP0003M + 1.900%) due 02/07/2023 «~(m)	GBP	36,000	49,054

KRE Broadway Owner LLC
2.200% (LIBOR03M + 1.700%) due 08/10/2023 «~		$100,000	99,930

Marriott Ownership Resorts, Inc.
1.859% (LIBOR03M + 1.750%) due 08/29/2025 ~		2,440	2,382

Pacific Gas & Electric Co.
2.375% (LIBOR03M + 2.250%) due 01/03/2022 «~		37,965	37,965

PKY- San Felipe Plaza LP
TBD% - 3.550% (LIBOR03M + 2.050%) due 12/09/2021 «~µ(m)		122,000	122,110

Project Bull
2.116% (LIBOR03M + 2.000%) due 03/11/2022 «~		33,618	33,668

Tawny Funding S.A.
3.150% (EUR003M + 3.150%) due 03/16/2023 «~(m)	EUR	157,246	156,553

Verifone Systems, Inc.
4.182% (LIBOR03M + 4.000%) due 08/20/2025 ~		$9,189	9,007

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wyndham Hotels & Resorts, Inc.
1.859% (LIBOR03M + 1.750%) due 05/30/2025 ~	$1,463	$1,449

Total Loan Participations and Assignments (Cost $676,865)		652,530

CORPORATE BONDS & NOTES 32.4%

BANKING & FINANCE 17.0%

AerCap Ireland Capital DAC
2.875% due 08/14/2024	22,600	23,330
3.500% due 01/15/2025	10,450	10,966
4.450% due 10/01/2025	24,500	26,638
4.450% due 04/03/2026	3,900	4,224
4.625% due 07/01/2022	1,115	1,167
4.875% due 01/16/2024	1,000	1,089

AIA Group Ltd.
0.707% (US0003M + 0.520%) due 09/20/2021 ~	1,000	999
3.200% due 09/16/2040	10,600	10,481

AIB Group PLC
4.263% due 04/10/2025 •	4,000	4,351
4.750% due 10/12/2023	1,100	1,203

Aircastle Ltd.
2.850% due 01/26/2028	54,500	52,173
4.125% due 05/01/2024	2,000	2,115
4.250% due 06/15/2026	1,500	1,590
5.500% due 02/15/2022	2,500	2,600

Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033	1,300	1,184
3.375% due 08/15/2031	3,700	3,907
3.950% due 01/15/2028	600	668
4.900% due 12/15/2030	2,300	2,720

Ambac LSNI LLC
6.000% due 02/12/2023 •	36,143	36,278

American Assets Trust LP
3.375% due 02/01/2031	28,500	28,063

American Campus Communities Operating Partnership LP
3.300% due 07/15/2026	1,600	1,721
3.875% due 01/30/2031	3,400	3,664

American Homes 4 Rent LP
4.250% due 02/15/2028	6,678	7,330
4.900% due 02/15/2029	53,900	61,645

American International Group, Inc.
2.500% due 06/30/2025	8,560	8,987
3.750% due 07/10/2025	7,600	8,306
5.750% due 04/01/2048 •	3,500	3,911

American Tower Corp.
1.300% due 09/15/2025	11,300	11,263
2.100% due 06/15/2030	11,000	10,485
2.400% due 03/15/2025	700	731

22	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 01/15/2027		$23,000	$24,033
3.000% due 06/15/2023		5,753	6,056
3.375% due 05/15/2024		2,600	2,789
3.375% due 10/15/2026		4,165	4,508
3.500% due 01/31/2023		2,800	2,948
3.950% due 03/15/2029		1,000	1,102

Andrew W Mellon Foundation
0.947% due 08/01/2027		17,300	16,852

Antares Holdings LP
3.950% due 07/15/2026		6,200	6,260

Aon Corp.
2.800% due 05/15/2030		15,200	15,557

Asian Development Bank
6.000% due 02/05/2026	BRL	43,700	7,266

Atrium European Real Estate Ltd.
3.000% due 09/11/2025	EUR	28,200	35,322

AvalonBay Communities, Inc.
2.300% due 03/01/2030		$10,390	10,284
2.450% due 01/15/2031		19,700	19,665

Aviation Capital Group LLC
1.141% (US0003M + 0.950%) due 06/01/2021 ~		17,500	17,501
2.875% due 01/20/2022		12,453	12,635
3.500% due 11/01/2027		1,000	1,030
3.875% due 05/01/2023		94,486	98,679
4.125% due 08/01/2025		33,233	35,454
4.375% due 01/30/2024		3,800	4,043
4.875% due 10/01/2025		3,800	4,140
5.500% due 12/15/2024		20,062	22,451

Avolon Holdings Funding Ltd.
3.950% due 07/01/2024		43,800	45,823
5.125% due 10/01/2023		9,000	9,602
5.250% due 05/15/2024		672	726
5.500% due 01/15/2023		5,396	5,728

Banco Bilbao Vizcaya Argentaria S.A.
0.875% due 09/18/2023		20,900	20,968

Banco BTG Pactual S.A.
2.750% due 01/11/2026		7,600	7,209
4.500% due 01/10/2025		3,000	3,070

Banco Santander Chile
2.700% due 01/10/2025		200	209

Banco Santander S.A.
1.265% (US0003M + 1.090%) due 02/23/2023 ~		10,000	10,118
2.746% due 05/28/2025		9,900	10,354
3.848% due 04/12/2023		2,200	2,341

Bank of America Corp.
0.810% due 10/24/2024 •		52,500	52,657
0.981% due 09/25/2025 •		18,900	18,864
0.984% (US0003M + 0.790%) due 03/05/2024 ~		35,850	36,210
1.197% due 10/24/2026 •		37,590	37,119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.218% (US0003M + 1.000%) due 04/24/2023 ~		$10,600	$10,692
1.486% due 05/19/2024 •		21,100	21,460
1.658% due 03/11/2027 •		40,090	40,240
3.419% due 12/20/2028 •		64,257	69,046
3.550% due 03/05/2024 •		46,100	48,653
3.864% due 07/23/2024 •		38,300	41,036
4.125% due 01/22/2024		13,025	14,244

Bankia S.A.
3.750% due 02/15/2029 •	EUR	4,900	6,190

Banque Federative du Credit Mutuel S.A.
1.184% (US0003M + 0.960%) due 07/20/2023 ~		$9,700	9,867
3.750% due 07/20/2023		28,300	30,329

Barclays Bank PLC
7.625% due 11/21/2022 (l)		34,171	37,512
10.000% due 05/21/2021	GBP	5,300	7,390
10.179% due 06/12/2021		$224,752	228,620

Barclays PLC
1.624% (US0003M + 1.430%) due 02/15/2023 ~		72,100	72,649
1.850% (US0003M + 1.625%) due 01/10/2023 ~		46,000	46,405
2.852% due 05/07/2026 •		48,600	50,926
3.125% due 01/17/2024	GBP	200	291
3.684% due 01/10/2023		$50,900	52,072
4.610% due 02/15/2023 •		90,300	93,313
6.375% due 12/15/2025 •(k)(l)	GBP	1,100	1,668
7.750% due 09/15/2023 •(k)(l)		$17,400	19,030
7.875% due 03/15/2022 •(k)(l)		4,200	4,423
7.875% due 09/15/2022 •(k)(l)	GBP	7,400	10,979

BBVA USA
0.907% (US0003M + 0.730%) due 06/11/2021 ~		$9,450	9,456
2.500% due 08/27/2024		28,400	29,882

BGC Partners, Inc.
4.375% due 12/15/2025		4,500	4,796
5.125% due 05/27/2021		10,700	10,757
5.375% due 07/24/2023		31,500	34,264

Block Financial LLC
3.875% due 08/15/2030		8,300	8,570

BNP Paribas S.A.
1.904% due 09/30/2028 •		41,800	41,123
2.219% due 06/09/2026 •		30,500	31,294
2.819% due 11/19/2025 •		9,300	9,793

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	23

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 03/01/2023	$15,090	$15,919
4.625% due 02/25/2031 •(k)(l)	12,400	12,354
4.705% due 01/10/2025 •	130,700	143,808
5.198% due 01/10/2030 •	35,300	41,789

Boston Properties LP
2.550% due 04/01/2032	10,830	10,392
2.900% due 03/15/2030	5,250	5,305
3.250% due 01/30/2031	9,400	9,743
3.400% due 06/21/2029	54,500	57,334
4.500% due 12/01/2028	6,600	7,484

BPCE S.A.
4.000% due 09/12/2023	77,000	83,060

Brandywine Operating Partnership LP
3.950% due 11/15/2027	12,900	13,718
4.550% due 10/01/2029	17,900	18,993

Brixmor Operating Partnership LP
2.250% due 04/01/2028	2,500	2,457
3.250% due 09/15/2023	5,900	6,239
3.900% due 03/15/2027	3,090	3,378
4.050% due 07/01/2030	29,100	31,381
4.125% due 06/15/2026	8,500	9,398

Brookfield Finance, Inc.
4.000% due 04/01/2024	1,600	1,739
4.350% due 04/15/2030	11,200	12,663

Brown & Brown, Inc.
2.375% due 03/15/2031	2,600	2,505

Camden Property Trust
2.800% due 05/15/2030	4,848	4,981

Capital One Financial Corp.
4.250% due 04/30/2025	43,180	47,884

Carlyle Finance LLC
5.650% due 09/15/2048	2,660	3,370

CBL & Associates LP
5.950% due 12/15/2026 ^(e)	11,173	6,421

Citigroup, Inc.
0.776% due 10/30/2024 •	34,650	34,635
1.214% (US0003M + 1.023%) due 06/01/2024 ~	30,000	30,395
1.488% (US0003M + 1.250%) due 07/01/2026 ~	7,050	7,223
1.621% (US0003M + 1.430%) due 09/01/2023 ~	4,626	4,701
1.678% due 05/15/2024 •	92,200	94,127
2.572% due 06/03/2031 •(m)	39,200	39,201
2.876% due 07/24/2023 •	5,513	5,680
3.200% due 10/21/2026	2,400	2,581
3.887% due 01/10/2028 •	11,800	12,980
4.044% due 06/01/2024 •	3,855	4,133

CNA Financial Corp.
2.050% due 08/15/2030	3,200	3,048

CNH Industrial Capital LLC
3.875% due 10/15/2021	200	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		$14,300	$14,027
1.106% due 02/24/2027 •		46,500	45,462
2.625% due 07/22/2024		29,800	31,464
3.875% due 09/26/2023		32,250	34,870
4.375% due 08/04/2025		23,800	26,373
6.625% due 06/29/2021 •(k)(l)	EUR	59,200	70,514

Corporate Office Properties LP
2.250% due 03/15/2026		$5,390	5,483
2.750% due 04/15/2031		2,700	2,617
5.000% due 07/01/2025		28,500	32,115

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	28,900	34,691
2.125% due 10/04/2024		200	246
4.750% due 03/08/2023		$7,300	7,782

Credit Agricole S.A.
1.247% due 01/26/2027 •		7,800	7,634
1.907% due 06/16/2026 •		19,000	19,275
6.500% due 06/23/2021 •(k)(l)	EUR	3,500	4,161

Credit Suisse AG
6.500% due 08/08/2023 (l)		$14,900	16,444

Credit Suisse Group AG
1.424% (US0003M + 1.240%) due 06/12/2024 ~		750	758
2.193% due 06/05/2026 •		53,250	54,170
2.593% due 09/11/2025 •		23,800	24,692
2.997% due 12/14/2023 •		1,200	1,241
3.574% due 01/09/2023		3,400	3,471
3.750% due 03/26/2025		45,535	49,118
3.800% due 06/09/2023		50,550	53,666
4.207% due 06/12/2024 •		6,500	6,945
4.282% due 01/09/2028		500	550
6.250% due 12/18/2024 •(k)(l)		3,300	3,522
7.125% due 07/29/2022 •(k)(l)		3,100	3,230
7.250% due 09/12/2025 •(k)(l)		1,800	1,954
7.500% due 07/17/2023 •(k)(l)		1,700	1,802
7.500% due 12/11/2023 •(k)(l)		13,800	14,980

Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021		36,000	36,033
3.800% due 09/15/2022		139,429	145,261

Crown Castle International Corp.
3.150% due 07/15/2023		2,400	2,543
3.700% due 06/15/2026		600	657

CubeSmart LP
4.000% due 11/15/2025		1,700	1,867

CyrusOne LP
1.450% due 01/22/2027	EUR	6,000	7,101
3.450% due 11/15/2029		$4,826	4,969

Daiwa Securities Group, Inc.
3.129% due 04/19/2022		37,800	38,762

24	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Danske Bank A/S
1.171% due 12/08/2023 •		$8,500	$8,549
1.621% due 09/11/2026 •		9,200	9,108
5.000% due 01/12/2022		36,900	38,146
5.375% due 01/12/2024		2,611	2,913

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	19,900	24,047
1.384% (US0003M + 1.190%) due 11/16/2022 ~		$84,300	84,564
1.625% due 01/20/2027	EUR	46,900	57,382
1.750% due 01/17/2028		6,000	7,379
2.129% due 11/24/2026 •(m)		$22,800	22,872
2.222% due 09/18/2024 •		36,300	37,283
3.300% due 11/16/2022		12,700	13,196
3.375% due 05/12/2021		34,900	35,001
3.547% due 09/18/2031 •		51,350	53,087
3.729% due 01/14/2032 •(m)		800	777
3.950% due 02/27/2023		81,200	85,807
3.961% due 11/26/2025 •		158,950	172,255
4.250% due 10/14/2021		255,900	260,687
5.000% due 02/14/2022		36,800	38,105

Digital Euro Finco LLC
2.625% due 04/15/2024	EUR	200	252

Digital Realty Trust LP
3.600% due 07/01/2029		$26,710	28,730
4.450% due 07/15/2028		45,490	51,520
4.750% due 10/01/2025		8,500	9,672

Diversified Healthcare Trust
4.375% due 03/01/2031		2,000	1,955
9.750% due 06/15/2025		35,600	40,344

DNB Bank ASA
1.127% due 09/16/2026 •		15,800	15,589

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		1,126	1,120

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		56	56

Empower Finance LP
1.357% due 09/17/2027		15,600	15,088
1.776% due 03/17/2031		4,100	3,806

EPR Properties
3.750% due 08/15/2029		13,100	12,491
4.500% due 06/01/2027		5,300	5,442
4.950% due 04/15/2028		16,780	17,291

Equinix, Inc.
0.250% due 03/15/2027	EUR	400	467
1.000% due 09/15/2025		$65,500	64,373
1.000% due 03/15/2033	EUR	4,700	5,463
1.550% due 03/15/2028		$34,044	32,574
2.625% due 11/18/2024		2,400	2,530
3.200% due 11/18/2029		4,600	4,788

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equitable Holdings, Inc.
4.350% due 04/20/2028		$100	$112
5.000% due 04/20/2048		1,800	2,172

ERP Operating LP
2.500% due 02/15/2030		32,200	32,337
2.850% due 11/01/2026		8,800	9,385
3.375% due 06/01/2025		200	217

Erste Group Bank AG
8.875% due 10/15/2021 •(k)(l)	EUR	600	736

Essex Portfolio LP
1.650% due 01/15/2031		$5,665	5,152
3.250% due 05/01/2023		1,600	1,675
3.375% due 04/15/2026		1,380	1,495
3.500% due 04/01/2025		6,100	6,594

European Bank for Reconstruction & Development
1.625% due 09/27/2024		11,500	11,918

European Investment Bank
2.875% due 06/13/2025		4,540	4,947

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		7,600	8,460

FCE Bank PLC
0.869% due 09/13/2021	EUR	3,700	4,348
1.875% due 06/24/2021		4,800	5,653

Federal Realty Investment Trust
1.250% due 02/15/2026		$1,600	1,581
3.250% due 07/15/2027		1,200	1,276
3.500% due 06/01/2030		11,900	12,492
3.950% due 01/15/2024		11,100	12,055

Fidelity National Financial, Inc.
2.450% due 03/15/2031		4,900	4,745
3.400% due 06/15/2030		1,800	1,882

First American Financial Corp.
4.000% due 05/15/2030		8,290	8,978

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	9,400	11,018
0.000% due 12/01/2021 •		6,300	7,370
0.000% due 12/07/2022 •		19,000	21,879
0.162% due 12/01/2024 •		2,700	3,024
1.048% (US0003M + 0.810%) due 04/05/2021 ~		$7,600	7,600
1.104% (US0003M + 0.880%) due 10/12/2021 ~		2,132	2,122
1.276% (US0003M + 1.080%) due 08/03/2022 ~		700	694
1.429% (US0003M + 1.235%) due 02/15/2023 ~		24,200	23,968
1.463% (US0003M + 1.270%) due 03/28/2022 ~		14,057	13,968
1.514% due 02/17/2023	EUR	2,100	2,482
1.744% due 07/19/2024		1,800	2,125
2.330% due 11/25/2025		1,700	2,050
2.386% due 02/17/2026		4,575	5,525
2.748% due 06/14/2024	GBP	3,800	5,290

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	25

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.900% due 02/16/2028		$6,900	$6,638
3.021% due 03/06/2024	EUR	13,900	17,025
3.087% due 01/09/2023		$55,400	56,403
3.096% due 05/04/2023		19,050	19,383
3.250% due 09/15/2025	EUR	2,200	2,748
3.350% due 11/01/2022		$15,300	15,630
3.370% due 11/17/2023		55,900	57,367
3.375% due 11/13/2025		9,800	9,979
3.377% (US0003M + 3.140%) due 01/07/2022 ~		24,200	24,491
3.550% due 10/07/2022		79,900	81,947
3.664% due 09/08/2024		5,200	5,391
4.000% due 11/13/2030		13,600	13,508
4.063% due 11/01/2024		1,600	1,680
4.134% due 08/04/2025		5,000	5,239
4.140% due 02/15/2023		2,500	2,590
4.375% due 08/06/2023		4,800	5,032
4.535% due 03/06/2025	GBP	4,400	6,483
4.542% due 08/01/2026		$9,200	9,747
5.113% due 05/03/2029		7,650	8,221
5.125% due 06/16/2025		43,400	46,926
5.584% due 03/18/2024		83,010	89,704
5.596% due 01/07/2022		122,800	126,463
5.875% due 08/02/2021		8,200	8,321

Franklin Resources, Inc.
1.600% due 10/30/2030		12,500	11,579

GA Global Funding Trust
1.625% due 01/15/2026		8,200	8,196

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,400	5,828

GATX Corp.
4.000% due 06/30/2030		33,300	36,743

GE Capital Funding LLC
3.450% due 05/15/2025		65,900	71,290
4.050% due 05/15/2027		76,250	85,031
4.400% due 05/15/2030		34,250	38,805
4.550% due 05/15/2032		77,000	88,362

GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025		1,600	1,736
4.418% due 11/15/2035		26,600	30,484

GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	800	1,194
5.875% due 01/18/2033		300	561

General Motors Financial Co., Inc.
0.015% due 03/26/2022 •	EUR	42,000	49,301
1.216% (SOFRRATE + 1.200%) due 11/17/2023 ~		$14,950	15,150
3.550% due 07/08/2022		76,500	79,265
4.200% due 11/06/2021		15,850	16,194
4.250% due 05/15/2023		4,750	5,079
5.100% due 01/17/2024		33,880	37,486
5.200% due 03/20/2023		40,600	44,047

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Glitnir Banki HF
0.000% due 12/31/2030 «	EUR	27	$0

Globe Life, Inc.
2.150% due 08/15/2030		$12,500	12,022

GLP Capital LP
3.350% due 09/01/2024		4,800	5,087
4.000% due 01/15/2030		19,300	20,113
4.000% due 01/15/2031		2,800	2,899
5.250% due 06/01/2025		4,090	4,595
5.300% due 01/15/2029		2,500	2,810
5.375% due 04/15/2026		1,500	1,687

Goldman Sachs Group, Inc.
0.925% (US0003M + 0.750%) due 02/23/2023 ~		16,900	17,021
1.218% (US0003M + 1.000%) due 07/24/2023 ~		4,800	4,836
1.364% (US0003M + 1.170%) due 05/15/2026 ~		5,300	5,372
3.500% due 01/23/2025		1,300	1,404
3.750% due 05/22/2025		900	983

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		10,100	10,740

Great-West Lifeco U.S. Finance LP
0.904% due 08/12/2025		16,300	16,049

GSPA Monetization Trust
6.422% due 10/09/2029		14,499	15,718

Guardian Life Global Funding
1.250% due 11/19/2027		11,900	11,506

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		2,590	2,538

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021		32,100	32,230

HAT Holdings LLC
3.750% due 09/15/2030		15,355	14,837

Healthcare Realty Trust, Inc.
2.050% due 03/15/2031		3,100	2,914

Healthcare Trust of America Holdings LP
2.000% due 03/15/2031		7,900	7,365
3.100% due 02/15/2030		2,800	2,894
3.500% due 08/01/2026		8,200	8,968

Healthpeak Properties, Inc.
2.875% due 01/15/2031		5,000	5,049

Highwoods Realty LP
3.050% due 02/15/2030		600	607
4.200% due 04/15/2029		3,600	3,915

Host Hotels & Resorts LP
3.375% due 12/15/2029		7,600	7,547
3.500% due 09/15/2030		2,800	2,817
3.750% due 10/15/2023		40	42

HSBC Holdings PLC
1.500% due 12/04/2024 •	EUR	600	732
3.033% due 11/22/2023 •		$12,550	13,057

26	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 09/28/2026 •(k)(l)	GBP	16,600	$25,318

Hudson Pacific Properties LP
3.250% due 01/15/2030		$23,300	23,465
4.650% due 04/01/2029		4,500	5,043

India Green Power Holdings
4.000% due 02/22/2027		5,500	5,534

ING Groep NV
1.343% (US0003M + 1.150%) due 03/29/2022 ~		2,100	2,121
1.400% due 07/01/2026 •		31,200	31,071
6.875% due 04/16/2022 •(k)(l)		2,000	2,086

Intercontinental Exchange, Inc.
1.850% due 09/15/2032		5,700	5,231
2.100% due 06/15/2030		13,000	12,511
3.000% due 06/15/2050		5,500	5,150
3.750% due 12/01/2025		1,300	1,426

Intesa Sanpaolo SpA
3.250% due 09/23/2024		41,900	44,659

JAB Holdings BV
2.200% due 11/23/2030		1,000	941

JPMorgan Chase & Co.
0.697% due 03/16/2024 •		30,300	30,419
1.108% (US0003M + 0.890%) due 07/23/2024 ~		43,100	43,636
1.448% (US0003M + 1.230%) due 10/24/2023 ~		1,100	1,118
1.514% due 06/01/2024 •		6,600	6,739
2.182% due 06/01/2028 •		58,450	59,127
2.739% due 10/15/2030 •		5,800	5,901
3.797% due 07/23/2024 •		19,100	20,450

Kilroy Realty LP
2.500% due 11/15/2032		9,000	8,473
3.050% due 02/15/2030		6,700	6,753
4.250% due 08/15/2029		2,100	2,308
4.375% due 10/01/2025		2,900	3,191

Kimco Realty Corp.
1.900% due 03/01/2028		12,000	11,767
2.700% due 03/01/2024		11,300	11,865
2.700% due 10/01/2030		1,700	1,695
3.300% due 02/01/2025		9,200	9,864

KKR Group Finance Co. LLC
3.500% due 08/25/2050		15,000	14,895
3.750% due 07/01/2029		5,300	5,866

Kookmin Bank
2.500% due 11/04/2030 (l)		3,800	3,697
4.500% due 02/01/2029 (l)		2,700	3,030

Lazard Group LLC
4.375% due 03/11/2029		3,700	4,125
4.500% due 09/19/2028		7,000	7,906

Lexington Realty Trust
2.700% due 09/15/2030		2,900	2,836

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Life Storage LP
2.200% due 10/15/2030		$3,400	$3,217
4.000% due 06/15/2029		500	542

Lifestorage LP
3.500% due 07/01/2026		5,600	6,089

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		12,214	14,367

Lloyds Bank PLC
7.500% due 04/02/2032 þ		43,800	33,666

Lloyds Banking Group PLC
1.000% due 11/09/2023	EUR	13,500	16,271
1.437% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	9,990	7,690
2.858% due 03/17/2023 •		$25,600	26,146
2.907% due 11/07/2023 •		5,300	5,493
3.500% due 04/01/2026 •	EUR	6,500	8,614
3.900% due 03/12/2024		$9,900	10,757
4.000% due 03/07/2025	AUD	22,400	18,570
4.050% due 08/16/2023		$9,600	10,361
4.375% due 03/22/2028		1,000	1,123
4.947% due 06/27/2025 •(k)(l)	EUR	1,900	2,428
7.625% due 06/27/2023 •(k)(l)	GBP	50,600	76,166

Loews Corp.
3.200% due 05/15/2030		$7,200	7,624

Logicor Financing SARL
1.500% due 11/14/2022	EUR	8,100	9,699
1.625% due 07/15/2027		7,200	8,893
2.250% due 05/13/2025		41,100	51,852
3.250% due 11/13/2028		10,900	14,879

Manulife Financial Corp.
2.484% due 05/19/2027		$32,000	33,222

Marsh & McLennan Cos., Inc.
3.500% due 03/10/2025		4,000	4,344

Metropolitan Life Global Funding
0.950% due 07/02/2025		11,850	11,729
3.450% due 12/18/2026		15,600	17,171

Mid-America Apartments LP
1.700% due 02/15/2031		7,600	6,998
2.750% due 03/15/2030		4,100	4,146
3.950% due 03/15/2029		14,700	16,243
4.200% due 06/15/2028		1,300	1,455
4.300% due 10/15/2023		100	108

Mitsubishi UFJ Financial Group, Inc.
0.928% (US0003M + 0.740%) due 03/02/2023 ~		93,900	94,708
1.412% due 07/17/2025		23,000	22,999
2.801% due 07/18/2024		63,800	67,687
3.407% due 03/07/2024		938	1,008
3.455% due 03/02/2023		35,000	36,925

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		3,785	3,812
2.652% due 09/19/2022		5,680	5,838
3.406% due 02/28/2022		6,300	6,444

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	27

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mizuho Financial Group, Inc.
0.984% (US0003M + 0.790%) due 03/05/2023 ~		$110,100	$111,349
1.214% (US0003M + 0.990%) due 07/10/2024 ~		23,500	23,810
1.241% due 07/10/2024 •		21,300	21,529
1.979% due 09/08/2031 •		20,800	19,642
2.201% due 07/10/2031 •		30,800	29,785
2.555% due 09/13/2025 •		40,700	42,605
3.549% due 03/05/2023		48,000	50,822
3.922% due 09/11/2024 •		68,900	73,994

Morgan Stanley
1.618% (US0003M + 1.400%) due 10/24/2023 ~		5,100	5,194
3.125% due 07/27/2026		700	754
3.737% due 04/24/2024 •		24,700	26,267

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,400	1,961
3.692% due 06/05/2028		3,500	5,038

Nasdaq, Inc.
3.850% due 06/30/2026		$800	884

National Health Investors, Inc.
3.000% due 02/01/2031		6,990	6,547

National Retail Properties, Inc.
2.500% due 04/15/2030		5,000	4,915

Nationwide Building Society
3.766% due 03/08/2024 •		140,900	148,919
3.960% due 07/18/2030 •		36,800	40,200
4.363% due 08/01/2024 •		19,220	20,763

Natwest Group PLC
0.750% due 11/15/2025 •	EUR	7,609	9,087
1.664% (US0003M + 1.470%) due 05/15/2023 ~		$900	911
1.751% (US0003M + 1.550%) due 06/25/2024 ~		42,800	43,741
2.000% due 03/08/2023 •	EUR	7,100	8,486
2.500% due 03/22/2023		6,500	8,000
3.073% due 05/22/2028 •		$27,400	28,551
3.498% due 05/15/2023 •		6,500	6,701
3.875% due 09/12/2023		70,050	75,146
4.519% due 06/25/2024 •		38,700	41,802
4.892% due 05/18/2029 •		21,100	24,067
8.000% due 08/10/2025 •(k)(l)		1,200	1,410
8.625% due 08/15/2021 •(k)(l)		41,900	42,988

NatWest Markets PLC
0.625% due 03/02/2022	EUR	6,200	7,330

Navient Corp.
6.625% due 07/26/2021		$1,500	1,529
7.250% due 01/25/2022		500	519

New York Life Insurance Co.
3.750% due 05/15/2050		5,600	5,942

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Corp.
0.817% (US0003M + 0.630%) due 09/21/2021 ~	$8,693	$8,695
0.825% (US0003M + 0.640%) due 03/08/2024 ~	21,600	21,560
0.883% due 09/28/2022 •	6,792	6,791
1.115% (US0003M + 0.890%) due 01/13/2022 ~	17,983	18,035
1.900% due 09/14/2021	7,640	7,676
2.000% due 03/09/2026	20,500	20,440
2.600% due 09/28/2022	13,022	13,344
2.650% due 07/13/2022	7,500	7,663
2.750% due 03/09/2028	8,550	8,494
3.450% due 03/15/2023	200	209
3.650% due 09/21/2021	3,902	3,954
3.875% due 09/21/2023	2,600	2,774

Nomura Holdings, Inc.
1.851% due 07/16/2025	44,500	44,442
2.679% due 07/16/2030	9,500	9,343

NongHyup Bank
1.250% due 07/20/2025	8,000	7,969

Nordea Bank Abp
3.750% due 08/30/2023	2,100	2,261

NTT Finance Corp.
0.373% due 03/03/2023	11,200	11,198
0.583% due 03/01/2024	11,300	11,263
1.162% due 04/03/2026	31,800	31,403

Nuveen Finance LLC
4.125% due 11/01/2024	5,475	6,083

Old Republic International Corp.
3.875% due 08/26/2026	2,850	3,173

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031	24,890	24,729
3.625% due 10/01/2029	14,300	14,622
4.375% due 08/01/2023	42	45
5.250% due 01/15/2026	33,800	38,256

OneMain Finance Corp.
6.125% due 05/15/2022	35,620	37,401
6.875% due 03/15/2025	41,090	46,814

Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022	1,400	1,434
4.125% due 02/01/2029	4,700	5,185

Oversea-Chinese Banking Corp. Ltd.
0.648% (US0003M + 0.450%) due 05/17/2021 ~	19,900	19,966

Pacific Life Global Funding
1.200% due 06/24/2025	4,800	4,784

Pacific LifeCorp
3.350% due 09/15/2050	7,000	6,828

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	5,188	5,421
5.250% due 08/15/2022	624	655
5.500% due 02/15/2024	3,350	3,644

28	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Physicians Realty LP
3.950% due 01/15/2028	$3,900	$4,175

Piedmont Operating Partnership LP
3.150% due 08/15/2030	21,100	20,581

Pinnacol Assurance
8.625% due 06/25/2034 «(m)	15,000	18,227

Piper Jaffray Cos.
4.740% due 10/15/2021	8,900	8,956
5.200% due 10/15/2023	14,000	14,053

Principal Life Global Funding
1.250% due 06/23/2025	4,600	4,595

Protective Life Global Funding
3.104% due 04/15/2024	38,900	41,524

Prudential PLC
3.125% due 04/14/2030	2,800	2,957

QNB Finance Ltd.
1.653% (US0003M + 1.450%) due 08/11/2021 ~	26,200	26,351

Quicken Loans LLC
5.250% due 01/15/2028	9,600	10,098

Realty Income Corp.
3.250% due 01/15/2031	15,300	16,177
3.875% due 04/15/2025	2,800	3,080

Regency Centers LP
3.700% due 06/15/2030	11,480	12,297

Reinsurance Group of America, Inc.
3.150% due 06/15/2030	6,300	6,527

Reliance Standard Life Global Funding
2.625% due 07/22/2022	12,100	12,434

Santander Holdings USA, Inc.
3.244% due 10/05/2026	800	847
3.400% due 01/18/2023	3,400	3,551
3.450% due 06/02/2025	22,500	24,135

SBA Tower Trust
1.884% due 07/15/2050	24,900	25,235
2.328% due 07/15/2052	8,700	8,859

Scentre Group Trust
3.500% due 02/12/2025	1,000	1,063
3.625% due 01/28/2026	7,100	7,675
4.375% due 05/28/2030	60,250	67,194

Service Properties Trust
4.350% due 10/01/2024	11,200	11,148
4.375% due 02/15/2030	300	276
4.650% due 03/15/2024	700	701
4.750% due 10/01/2026	31,200	30,498
4.950% due 02/15/2027	1,400	1,388
4.950% due 10/01/2029	12,800	12,216

Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (l)	18,500	20,195

Shinhan Financial Group Co. Ltd.
1.350% due 01/10/2026	13,300	13,208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Simon Property Group LP
2.000% due 09/13/2024		32,700	33,864
2.450% due 09/13/2029		$38,300	$37,958
2.750% due 06/01/2023		5,600	5,840
3.375% due 12/01/2027		4,600	4,952

SL Green Operating Partnership LP
1.174% (US0003M + 0.980%) due 08/16/2021 ~		2,100	2,100

SL Green Realty Corp.
4.500% due 12/01/2022		850	890

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		5,700	5,720
4.125% due 07/15/2023		1,300	1,385

Societe Generale S.A.
1.488% due 12/14/2026 •		26,600	26,155
4.250% due 09/14/2023		70,750	76,485
6.750% due 04/07/2021 •(k)(l)	EUR	2,300	2,699
7.375% due 09/13/2021 •(k)(l)		$6,300	6,449
7.875% due 12/18/2023 •(k)(l)		1,700	1,889

Spirit Realty LP
2.100% due 03/15/2028		6,400	6,230
3.200% due 02/15/2031		5,800	5,816
3.400% due 01/15/2030		9,200	9,548
4.000% due 07/15/2029		2,590	2,807

Standard Chartered PLC
0.991% due 01/12/2025 •		31,100	30,947
1.319% due 10/14/2023 •		4,100	4,131
1.383% (US0003M + 1.200%) due 09/10/2022 ~		56,000	56,237
1.456% due 01/14/2027 •		12,900	12,606
2.744% due 09/10/2022 •		54,700	55,190

Stifel Financial Corp.
4.000% due 05/15/2030		32,600	35,271

STORE Capital Corp.
2.750% due 11/18/2030		4,860	4,762
4.625% due 03/15/2029		400	445

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		44,300	44,365
2.448% due 09/27/2024		35,100	36,810
2.696% due 07/16/2024		27,450	29,035

SVB Financial Group
3.125% due 06/05/2030		8,700	9,054

Synchrony Bank
3.650% due 05/24/2021		9,900	9,922

Synchrony Financial
2.850% due 07/25/2022		4,500	4,622
3.700% due 08/04/2026		1,600	1,723
5.150% due 03/19/2029		5,450	6,293

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	16,326	28,933
5.661% due 10/13/2041		8,313	15,002
5.744% due 04/13/2040		8,804	15,952
5.801% due 10/13/2040		22,890	41,578

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	29

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Bancorp
1.450% due 05/12/2025		$23,800	$24,140

UBS AG
5.125% due 05/15/2024 (l)		1,700	1,876
7.625% due 08/17/2022 (l)		35,049	38,216

UBS Group AG
1.144% (US0003M + 0.950%) due 08/15/2023 ~		9,100	9,185
1.395% due 05/23/2023 •		7,700	7,789
2.859% due 08/15/2023 •		2,958	3,050
3.491% due 05/23/2023		14,700	15,174
4.125% due 09/24/2025		7,200	7,998
4.125% due 04/15/2026		39,400	44,026
4.253% due 03/23/2028		6,200	7,002
7.125% due 08/10/2021 •(k)(l)		1,200	1,224

UDR, Inc.
3.000% due 08/15/2031		1,500	1,526
3.100% due 11/01/2034		5,700	5,747
4.400% due 01/26/2029		5,000	5,655

UniCredit SpA
2.569% due 09/22/2026 •		21,800	21,905
4.134% (US0003M + 3.900%) due 01/14/2022 ~		47,200	48,369
6.572% due 01/14/2022		21,050	21,946
7.830% due 12/04/2023		350,050	408,219
9.250% due 06/03/2022 •(k)(l)	EUR	200	256

United Overseas Bank Ltd.
0.698% (US0003M + 0.480%) due 04/23/2021 ~		$1,200	1,200

Ventas Realty LP
3.000% due 01/15/2030		33,600	34,289
4.125% due 01/15/2026		5,000	5,607

VEREIT Operating Partnership LP
2.200% due 06/15/2028		550	540
2.850% due 12/15/2032		4,400	4,265
3.100% due 12/15/2029		10,900	11,151
3.400% due 01/15/2028		9,400	9,924
3.950% due 08/15/2027		900	989
4.625% due 11/01/2025		6,600	7,454
4.875% due 06/01/2026		9,700	11,114

Virgin Money UK PLC
4.000% due 09/03/2027 •	GBP	2,300	3,486

Volkswagen Bank GmbH
0.000% due 06/15/2021 •	EUR	9,300	10,914
0.625% due 09/08/2021		17,800	20,959
0.926% (EUR003M + 1.470%) due 08/01/2022 ~		5,000	5,951
1.250% due 08/01/2022		28,200	33,687
1.875% due 01/31/2024		39,700	48,927
2.500% due 07/31/2026		14,000	18,255

Volkswagen Financial Services NV
1.875% due 09/07/2021	GBP	9,100	12,608

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Volkswagen Leasing GmbH
0.000% due 07/06/2021 •	EUR	29,300	$34,390
1.000% due 02/16/2023	EUR	8,750	10,460
2.625% due 01/15/2024		6,700	8,416

WEA Finance LLC
3.150% due 04/05/2022		$10,600	10,813
3.750% due 09/17/2024		12,300	13,025

Wells Fargo & Co.
1.442% (US0003M + 1.230%) due 10/31/2023 ~		13,630	13,846
1.654% due 06/02/2024 •		4,500	4,598
1.741% due 05/04/2030 •	EUR	13,700	17,418
2.164% due 02/11/2026 •		$17,200	17,753
2.393% due 06/02/2028 •		18,900	19,382
3.000% due 02/19/2025		5,100	5,430
3.000% due 04/22/2026		2,600	2,780
3.550% due 09/29/2025		12,500	13,634
3.750% due 01/24/2024		32,462	35,117

Wells Fargo Bank N.A.
2.082% due 09/09/2022 •		20,000	20,154

Welltower, Inc.
2.750% due 01/15/2031		21,050	20,963
3.100% due 01/15/2030		24,700	25,424
3.625% due 03/15/2024		19,950	21,530
4.250% due 04/01/2026		800	900

Willis North America, Inc.
2.950% due 09/15/2029		2,200	2,276

WP Carey, Inc.
2.400% due 02/01/2031		5,000	4,794
4.000% due 02/01/2025		13,550	14,762
4.250% due 10/01/2026		1,700	1,911
4.600% due 04/01/2024		7,500	8,254

			11,483,421

INDUSTRIALS 11.6%

7-Eleven, Inc.
0.625% due 02/10/2023		900	901
0.645% (US0003M + 0.450%) due 08/10/2022 ~		15,300	15,316
0.800% due 02/10/2024		14,446	14,404
0.950% due 02/10/2026		16,000	15,597
1.300% due 02/10/2028		27,900	26,756
1.800% due 02/10/2031		13,400	12,530

AbbVie, Inc.
2.150% due 11/19/2021		45,500	46,017
2.600% due 11/21/2024		51,300	54,190
2.850% due 05/14/2023		1,050	1,096
2.950% due 11/21/2026		12,700	13,532
3.600% due 05/14/2025		300	327

Activision Blizzard, Inc.
2.500% due 09/15/2050		11,700	9,838

30	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adani Transmission Ltd.
4.000% due 08/03/2026	$12,328	$13,174

Air Canada Pass-Through Trust
3.300% due 07/15/2031	1,020	997
3.600% due 09/15/2028	2,972	2,982
5.250% due 10/01/2030	5,300	5,709

Aker BP ASA
4.000% due 01/15/2031	1,100	1,149

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029	17,503	19,210

Alcon Finance Corp.
2.600% due 05/27/2030	6,000	6,024

Altice Financing S.A.
7.500% due 05/15/2026	66,000	69,052

Altice France S.A.
7.375% due 05/01/2026	49,700	51,755

Amdocs Ltd.
2.538% due 06/15/2030	15,900	15,659

American Airlines Pass-Through Trust
3.000% due 04/15/2030	16,930	17,117
3.150% due 08/15/2033	19,012	18,993
3.200% due 12/15/2029	11,774	11,761
3.250% due 04/15/2030	7,312	7,056
3.350% due 04/15/2031	13,104	13,274
3.375% due 11/01/2028	9,668	9,418
3.500% due 08/15/2033	4,966	4,664
3.575% due 07/15/2029	4,164	4,228
3.600% due 03/22/2029	6,869	6,935
3.600% due 04/15/2031	605	578
3.650% due 02/15/2029	4,810	4,863
3.650% due 12/15/2029	4,273	4,103
3.700% due 04/01/2028	4,604	4,582

American Airlines, Inc.
5.750% due 04/20/2029	8,000	8,519

Amphenol Corp.
3.200% due 04/01/2024	1,900	2,028

Anheuser-Busch InBev Worldwide, Inc.
3.500% due 06/01/2030	99,100	107,445
4.350% due 06/01/2040	25,650	29,076
4.500% due 06/01/2050	21,390	24,310
4.600% due 06/01/2060	14,200	16,065

Anthem, Inc.
2.375% due 01/15/2025	2,000	2,091
2.550% due 03/15/2031	15,800	15,823

AP Moller- - Maersk A/S
3.750% due 09/22/2024	2,200	2,379
4.500% due 06/20/2029	19,600	21,720

Arrow Electronics, Inc.
4.500% due 03/01/2023	3,000	3,186

AstraZeneca PLC
0.857% (US0003M + 0.665%) due 08/17/2023 ~	1,600	1,615

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Auchan Holding S.A.
3.250% due 07/23/2027	EUR	5,700	$7,760

AutoNation, Inc.
4.750% due 06/01/2030		$6,715	7,751

Bacardi Ltd.
4.450% due 05/15/2025		18,200	20,251

BAE Systems PLC
3.000% due 09/15/2050		7,000	6,395

Banner Health
1.897% due 01/01/2031		1,900	1,809

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050		5,100	5,162

BayCare Health System, Inc.
3.831% due 11/15/2050		2,700	3,069

Bayer U.S. Finance LLC
1.194% (US0003M + 1.010%) due 12/15/2023 ~		12,600	12,775
3.000% due 10/08/2021		1,200	1,216
3.500% due 06/25/2021		4,700	4,721
3.875% due 12/15/2023		8,400	9,061
4.250% due 12/15/2025		32,800	36,532
4.375% due 12/15/2028		30,800	34,809

Becton Dickinson and Co.
2.823% due 05/20/2030		7,200	7,390
3.794% due 05/20/2050		5,500	5,859

Berry Global, Inc.
1.570% due 01/15/2026		4,900	4,829

Black Knight InfoServ LLC
3.625% due 09/01/2028		4,400	4,329

BMW Finance NV
2.250% due 08/12/2022		63,900	65,440

BMW U.S. Capital LLC
0.800% due 04/01/2024 (c)		14,900	14,915
3.300% due 04/06/2027		900	971

Boardwalk Pipelines LP
3.400% due 02/15/2031		5,000	5,006

Boeing Co.
1.167% due 02/04/2023		6,700	6,791
1.433% due 02/04/2024		78,890	79,898
1.950% due 02/01/2024		115,500	118,404
2.196% due 02/04/2026		10,550	10,524
2.750% due 02/01/2026		108,190	111,441

Boston Scientific Corp.
2.650% due 06/01/2030		54,840	55,414

British Airways Pass-Through Trust
3.300% due 06/15/2034		2,637	2,636
3.350% due 12/15/2030		7,251	7,004
3.800% due 03/20/2033		1,998	2,088
4.250% due 05/15/2034		3,965	4,169

Broadcom, Inc.
1.950% due 02/15/2028		700	685
2.450% due 02/15/2031		58,100	54,883

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.600% due 02/15/2033	$22,900	$21,354
3.150% due 11/15/2025	7,232	7,713
3.420% due 04/15/2033	23,854	24,039
3.459% due 09/15/2026	141,257	151,676
3.469% due 04/15/2034	4,160	4,196
3.500% due 02/15/2041	13,500	12,948
3.750% due 02/15/2051	15,700	15,039
4.110% due 09/15/2028	127,860	140,002
4.150% due 11/15/2030	39,290	42,458
4.300% due 11/15/2032	58,200	63,451
4.750% due 04/15/2029	9,790	11,019
5.000% due 04/15/2030	20,795	23,726

Campbell Soup Co.
4.150% due 03/15/2028	34,200	38,346

Catholic Health Services of Long Island Obligated Group
3.368% due 07/01/2050	11,100	10,632

Celanese U.S. Holdings LLC
4.625% due 11/15/2022	1,700	1,802

Centene Corp.
4.250% due 12/15/2027	6,700	7,056
4.625% due 12/15/2029	7,000	7,585
5.375% due 06/01/2026	24,300	25,441

CenterPoint Energy Resources Corp.
0.684% (US0003M + 0.500%) due 03/02/2023 ~	28,540	28,550
0.700% due 03/02/2023	13,400	13,402
1.750% due 10/01/2030	18,500	17,022
3.550% due 04/01/2023	11,300	11,945

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021	1,100	1,108
2.362% due 05/28/2021	3,500	3,510
2.567% due 11/02/2021	4,013	4,060
2.849% due 03/03/2022	2,000	2,042

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~	60,500	62,182
3.500% due 06/01/2041	9,800	9,307
3.700% due 04/01/2051	2,200	2,061
4.464% due 07/23/2022	79,608	83,046
4.908% due 07/23/2025	38,100	43,216
6.484% due 10/23/2045	1,500	1,957

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	13,700	15,779

Chevron Corp.
2.236% due 05/11/2030	24,100	23,999
3.078% due 05/11/2050	30,000	28,760

Choice Hotels International, Inc.
3.700% due 12/01/2029	5,090	5,350

Citrix Systems, Inc.
1.250% due 03/01/2026	6,800	6,690
3.300% due 03/01/2030	2,700	2,780
4.500% due 12/01/2027	3,600	4,104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Coca-Cola Femsa S.A.B. de C.V.
1.850% due 09/01/2032	$12,300	$11,288

CommonSpirit Health
3.910% due 10/01/2050	24,400	24,921

Conagra Brands, Inc.
1.375% due 11/01/2027	13,890	13,397

Constellation Brands, Inc.
3.700% due 12/06/2026	2,800	3,078

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	2,523	2,640
7.707% due 10/02/2022	145	145

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	1,650	1,720

Corning, Inc.
2.900% due 05/15/2022	5	5

CoStar Group, Inc.
2.800% due 07/15/2030	8,000	7,834

Cox Communications, Inc.
2.950% due 10/01/2050	4,700	4,167

CRH America Finance, Inc.
3.950% due 04/04/2028	18,900	21,096
4.500% due 04/04/2048	6,900	7,972

CVS Health Corp.
3.250% due 08/15/2029	8,700	9,206
3.875% due 07/20/2025	11,470	12,686
4.300% due 03/25/2028	26,846	30,504

CVS Pass-Through Trust
8.353% due 07/10/2031	187	242

D.R. Horton, Inc.
5.750% due 08/15/2023	5,247	5,795

DAE Funding LLC
1.625% due 02/15/2024	19,300	19,276

Daimler Finance North America LLC
0.750% due 03/01/2024	50,000	49,782
1.032% (US0003M + 0.840%) due 05/04/2023 ~	30,500	30,845
1.062% (US0003M + 0.880%) due 02/22/2022 ~	36,300	36,525
1.094% (US0003M + 0.900%) due 02/15/2022 ~	42,000	42,287
1.450% due 03/02/2026	23,000	22,816
2.000% due 07/06/2021	1,600	1,607
2.550% due 08/15/2022	129,250	132,545
2.700% due 06/14/2024	23,000	24,232
3.350% due 05/04/2021	143,700	144,050
3.400% due 02/22/2022	31,400	32,227
3.700% due 05/04/2023	20,600	21,852
3.750% due 11/05/2021	2,000	2,040

Danone S.A.
2.589% due 11/02/2023	3,331	3,478

Dell International LLC
4.900% due 10/01/2026	15,300	17,366
5.300% due 10/01/2029	5,300	6,204

32	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.450% due 06/15/2023	$107,200	$117,200
6.020% due 06/15/2026	19,800	23,461
6.100% due 07/15/2027	7,300	8,783
6.200% due 07/15/2030	4,700	5,842

Delta Air Lines Pass-Through Trust
2.000% due 12/10/2029	1,746	1,753
6.821% due 02/10/2024	2,008	2,099

Deutsche Telekom International Finance BV
3.600% due 01/19/2027	4,200	4,608

Discovery Communications LLC
3.625% due 05/15/2030	11,300	12,106
4.650% due 05/15/2050	39,300	43,443

Duke University
2.682% due 10/01/2044	18,800	18,378
2.832% due 10/01/2055	31,400	30,510

Eastern Energy Gas Holdings LLC
2.500% due 11/15/2024	8,400	8,840

eBay, Inc.
1.900% due 03/11/2025	7,000	7,188
2.700% due 03/11/2030	19,100	19,321

Electronic Arts, Inc.
1.850% due 02/15/2031	500	472

Emory University
1.566% due 09/01/2025	2,100	2,135
2.143% due 09/01/2030	12,300	12,177
2.969% due 09/01/2050	33,500	33,244

Empresa de Transporte de Pasajeros Metro S.A.
4.700% due 05/07/2050	15,100	17,253

Enbridge, Inc.
0.689% (US0003M + 0.500%) due 02/18/2022 ~	29,600	29,688

Energy Transfer Operating LP
2.900% due 05/15/2025	1,500	1,562
3.600% due 02/01/2023	2,300	2,396
4.250% due 03/15/2023	4,135	4,367

Energy Transfer Partners LP
4.500% due 11/01/2023	34,709	37,382
5.000% due 10/01/2022	4,722	4,962

Entergy Louisiana LLC
1.600% due 12/15/2030	4,100	3,824
2.350% due 06/15/2032	6,860	6,768
5.400% due 11/01/2024	2,400	2,779

EOG Resources, Inc.
4.375% due 04/15/2030	800	920
4.950% due 04/15/2050	2,600	3,180

EQM Midstream Partners LP
4.750% due 07/15/2023	2,698	2,804
6.000% due 07/01/2025	9,000	9,697
6.500% due 07/01/2027	5,000	5,443

Equifax, Inc.
1.064% (US0003M + 0.870%) due 08/15/2021 ~	2,700	2,706

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.100% due 05/15/2030		$2,390	$2,485

ERAC USA Finance LLC
4.500% due 08/16/2021		1,600	1,624

Essential Utilities, Inc.
3.351% due 04/15/2050		1,800	1,747

Expedia Group, Inc.
2.950% due 03/15/2031		5,100	5,034
3.250% due 02/15/2030		15,000	15,114
4.625% due 08/01/2027		5,000	5,568
6.250% due 05/01/2025		15,544	17,989

Ferguson Finance PLC
3.250% due 06/02/2030		4,400	4,641

Fidelity National Information Services, Inc.
1.150% due 03/01/2026		4,000	3,936

Fiserv, Inc.
2.250% due 06/01/2027		5,500	5,627
2.650% due 06/01/2030		50,380	50,799

Flex Ltd.
4.875% due 05/12/2030		32,500	36,866

Ford Foundation
2.415% due 06/01/2050		5,100	4,624

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		19,112	19,945
4.000% due 06/15/2025		2,500	2,756

Gap, Inc.
8.375% due 05/15/2023		6,150	7,032
8.625% due 05/15/2025		26,200	29,377
8.875% due 05/15/2027		14,150	16,538

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~		14,200	14,249
4.850% due 06/01/2021		3,100	3,121

General Electric Co.
0.575% (US0003M + 0.380%) due 05/05/2026 ~		2,800	2,728
3.450% due 05/01/2027		4,900	5,325
3.625% due 05/01/2030		9,700	10,456
4.250% due 05/01/2040		28,000	30,773
4.350% due 05/01/2050		27,900	31,046
5.500% due 06/07/2021	GBP	8,900	12,374
5.550% due 01/05/2026		$48,400	57,440
5.625% due 09/16/2031	GBP	100	177
7.500% due 08/21/2035		$2,100	2,895

General Mills, Inc.
6.410% due 10/15/2022		10,400	11,291

General Motors Co.
5.400% due 10/02/2023 (m)		7,800	8,474
6.125% due 10/01/2025 (m)		7,800	9,181

Global Payments, Inc.
1.200% due 03/01/2026		9,000	8,866

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	33

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.650% due 02/15/2025	$3,930	$4,131
2.900% due 05/15/2030	19,892	20,322
3.200% due 08/15/2029	5,300	5,588

Gray Oak Pipeline LLC
3.450% due 10/15/2027	23,200	23,978

Hackensack Meridian Health, Inc.
2.675% due 09/01/2041	6,600	6,136

Hamilton College
4.750% due 07/01/2113	29,370	33,179

Hasbro, Inc.
2.600% due 11/19/2022	21,400	22,080

Hawaiian Airlines Pass-Through Certificates
7.375% due 09/15/2027	943	1,062

HCA, Inc.
5.000% due 03/15/2024	1,150	1,280
5.375% due 09/01/2026	26,700	30,154
5.875% due 02/01/2029	1,700	1,983

Heathrow Funding Ltd.
4.875% due 07/15/2023	6,000	6,059

Hewlett Packard Enterprise Co.
0.958% (US0003M + 0.720%) due 10/05/2021 ~	44,100	44,107

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032	10,600	10,302

Huntington Ingalls Industries, Inc.
4.200% due 05/01/2030	3,500	3,890

Huntsman International LLC
5.125% due 11/15/2022	1,200	1,266

Hyatt Hotels Corp.
3.191% (US0003M + 3.000%) due 09/01/2022 ~	71,900	72,465

Hyundai Capital America
0.800% due 04/03/2023 (c)	58,160	58,068
0.800% due 01/08/2024	45,100	44,739
1.150% due 11/10/2022	48,450	48,732

IHS Markit Ltd.
4.000% due 03/01/2026	2,000	2,208
4.250% due 05/01/2029	5,600	6,317
5.000% due 11/01/2022	2,300	2,426

Imperial Brands Finance PLC
3.125% due 07/26/2024	20,130	21,290
3.500% due 07/26/2026	34,025	36,408
3.750% due 07/21/2022	17,182	17,756
3.875% due 07/26/2029	38,650	41,240
4.250% due 07/21/2025	16,305	17,934

Infor, Inc.
1.450% due 07/15/2023	5,600	5,673
1.750% due 07/15/2025	12,500	12,647

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	6,300	6,669

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023	5,100	5,338

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Tobacco, Inc.
2.000% due 04/13/2021	$16,000	$16,005

JetBlue Pass-Through Trust
2.750% due 11/15/2033	8,334	8,407
2.950% due 11/15/2029	578	567
4.000% due 05/15/2034	3,825	4,140

Kansas City Southern
2.875% due 11/15/2029	3,800	3,892

Kinder Morgan, Inc.
7.750% due 01/15/2032	5,100	7,174

KLA Corp.
4.650% due 11/01/2024	5,400	6,038

Komatsu Finance America, Inc.
2.437% due 09/11/2022	4,727	4,859

Kraft Heinz Foods Co.
7.125% due 08/01/2039	25,200	35,274

Leidos, Inc.
2.300% due 02/15/2031	15,300	14,477
3.625% due 05/15/2025	1,800	1,955
4.375% due 05/15/2030	3,300	3,674

Lennar Corp.
4.750% due 05/30/2025	1,180	1,316
5.000% due 06/15/2027	2,188	2,522
5.875% due 11/15/2024	1,300	1,478

Level 3 Financing, Inc.
3.400% due 03/01/2027	16,100	17,076
3.750% due 07/15/2029	5,000	4,900
3.875% due 11/15/2029	10,520	11,110

Liberty Utilities Finance GP 1
2.050% due 09/15/2030	14,600	13,708

Marriott International, Inc.
3.500% due 10/15/2032	29,040	30,177
3.600% due 04/15/2024	12,900	13,732
4.150% due 12/01/2023	33,000	35,512
4.625% due 06/15/2030	1,600	1,792

Masco Corp.
1.500% due 02/15/2028	6,990	6,722

McDonald’s Corp.
3.700% due 01/30/2026	2,700	2,978

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	18,000	18,541

Microchip Technology, Inc.
3.922% due 06/01/2021	9,770	9,827

Micron Technology, Inc.
4.975% due 02/06/2026	13,900	15,921
5.327% due 02/06/2029	10,000	11,780

MidMichigan Health
3.409% due 06/01/2050	29,500	29,716

Mohawk Industries, Inc.
3.625% due 05/15/2030	3,100	3,331

Moody’s Corp.
3.250% due 05/20/2050	1,200	1,170

34	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Motorola Solutions, Inc.
2.300% due 11/15/2030		$18,470	$17,491

Motors Liquidation Co.
8.375% due 07/05/2033 ^«(e)	EUR	20,000	0

MPLX LP
4.700% due 04/15/2048		$7,200	7,814

Mylan, Inc.
3.125% due 01/15/2023		1,500	1,564

National Fuel Gas Co.
2.950% due 03/01/2031		10,900	10,510

NetApp, Inc.
1.875% due 06/22/2025		4,700	4,801
2.375% due 06/22/2027		32,800	33,553
2.700% due 06/22/2030		41,400	41,153

Netflix, Inc.
4.625% due 05/15/2029	EUR	15,319	22,352

Newell Brands, Inc.
4.700% due 04/01/2026		$2,700	2,983
4.875% due 06/01/2025		2,600	2,873

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	1,200	1,527
3.043% due 09/15/2023		$44,300	46,375
3.201% due 09/17/2028	EUR	3,100	4,063
3.522% due 09/17/2025		$122,200	129,529
4.345% due 09/17/2027		126,100	137,250
4.810% due 09/17/2030		30,600	33,599

Northeastern University
2.894% due 10/01/2050		7,200	6,853

Northwest Airlines Pass-Through Trust
6.264% due 05/20/2023		418	416
7.041% due 10/01/2023		6,679	6,685

Nutrition & Biosciences, Inc.
1.230% due 10/01/2025		15,300	15,047
3.268% due 11/15/2040		7,100	7,011
3.468% due 12/01/2050		18,200	17,872

NVR, Inc.
3.000% due 05/15/2030		4,623	4,748

NXP BV
2.700% due 05/01/2025		4,788	5,025
3.150% due 05/01/2027		4,100	4,360
3.400% due 05/01/2030		10,400	10,999
3.875% due 09/01/2022		11,935	12,466
3.875% due 06/18/2026		37,682	41,533
4.300% due 06/18/2029		2,100	2,353
4.625% due 06/01/2023		2,600	2,818
5.350% due 03/01/2026		13,800	16,127

NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery
2.667% due 10/01/2050		4,000	3,588

Occidental Petroleum Corp.
1.644% (US0003M + 1.450%) due 08/15/2022 ~		71,550	70,819
6.950% due 07/01/2024		2,163	2,379

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/26/2021 (h)(k)	$38,250	$258

ONEOK Partners LP
6.125% due 02/01/2041	2,170	2,548
6.850% due 10/15/2037	2,200	2,791

Oracle Corp.
2.800% due 04/01/2027	300	316
2.950% due 04/01/2030	1,500	1,548
3.600% due 04/01/2050	12,600	12,226
3.850% due 04/01/2060	15,000	14,748

Owens Corning
4.200% due 12/01/2024	1,700	1,878

Panasonic Corp.
2.536% due 07/19/2022	11,100	11,363

PayPal Holdings, Inc.
1.650% due 06/01/2025	5,900	6,014
2.300% due 06/01/2030	30,100	29,854
2.650% due 10/01/2026	13,200	13,978
2.850% due 10/01/2029	41,400	43,179
3.250% due 06/01/2050	22,000	21,971

PeaceHealth Obligated Group
3.218% due 11/15/2050	2,500	2,448

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023	2,700	2,861

Penske Truck Leasing Co. LP
3.450% due 07/01/2024	11,100	11,967
4.125% due 08/01/2023	2,400	2,575

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	11,400	11,207
3.900% due 12/15/2024	1,000	1,064

Petronas Capital Ltd.
4.550% due 04/21/2050	3,500	4,159

President and Fellows of Harvard College
2.517% due 10/15/2050	550	515

Quanta Services, Inc.
2.900% due 10/01/2030	4,000	4,062

QVC, Inc.
4.375% due 03/15/2023	1,700	1,785

Reckitt Benckiser Treasury Services PLC
0.751% (US0003M + 0.560%) due 06/24/2022 ~	4,700	4,727

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	8,190	7,584
2.800% due 09/15/2050	5,500	4,776

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	300	297

Rockefeller Foundation
2.492% due 10/01/2050	12,790	11,745

Rolls-Royce PLC
5.750% due 10/15/2027	1,200	1,278

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	35

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royalty Pharma PLC
1.200% due 09/02/2025	$11,900	$11,666
1.750% due 09/02/2027	13,000	12,636

Rumo Luxembourg SARL
5.250% due 01/10/2028	15,500	16,314

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	1,400	1,537
4.500% due 05/15/2030	37,900	42,608
5.000% due 03/15/2027	4,375	4,983
5.625% due 04/15/2023	2,800	3,038

Sands China Ltd.
3.800% due 01/08/2026	600	640
4.600% due 08/08/2023	3,400	3,644
5.125% due 08/08/2025	300	336

Saudi Arabian Oil Co.
2.750% due 04/16/2022	10,800	11,072

Seagate HDD Cayman
4.091% due 06/01/2029	2,100	2,144
4.125% due 01/15/2031	6,900	7,019
4.875% due 06/01/2027	800	881
5.750% due 12/01/2034	750	852

Sherwin-Williams Co.
2.750% due 06/01/2022	83	85

Siemens Financieringsmaatschappij NV
1.200% due 03/11/2026	15,300	15,133
2.000% due 09/15/2023	300	311

Smith & Nephew PLC
2.032% due 10/14/2030	30,290	28,549

Southern Co.
1.750% due 03/15/2028	7,190	7,004
3.700% due 04/30/2030	4,000	4,329

Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022	902	927

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	14,963	14,841
4.600% due 06/15/2028	6,800	6,677

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	4,461	4,468

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,031	1,041
4.738% due 09/20/2029	20,000	21,476
5.152% due 09/20/2029	54,600	62,380

Starbucks Corp.
2.550% due 11/15/2030	107,150	107,496

Suntory Holdings Ltd.
2.550% due 06/28/2022	8,000	8,185

Sutter Health
3.361% due 08/15/2050	26,400	26,197

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	2,900	3,069

Syngenta Finance NV
3.933% due 04/23/2021	1,200	1,202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.441% due 04/24/2023		$13,350	$13,994
4.892% due 04/24/2025		4,700	5,034
5.182% due 04/24/2028		12,000	12,988

Sysco Corp.
5.650% due 04/01/2025		5,180	6,029

T-Mobile USA, Inc.
1.500% due 02/15/2026		23,400	23,215
2.050% due 02/15/2028		14,700	14,432
2.550% due 02/15/2031		31,900	31,292
3.750% due 04/15/2027		32,570	35,637
3.875% due 04/15/2030		31,657	34,399

Takeda Pharmaceutical Co. Ltd.
2.050% due 03/31/2030		37,500	36,171

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		9,635	9,605
7.000% due 10/15/2028		3,900	4,958

Tesco PLC
5.125% due 04/10/2047	EUR	8,300	14,583

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023		15,500	17,868
2.200% due 07/21/2021		$1,658	1,659
3.250% due 04/15/2022	EUR	29,800	35,461
4.500% due 03/01/2025		20,900	25,816
6.000% due 04/15/2024		$9,300	9,926

Textron, Inc.
2.450% due 03/15/2031		7,300	7,085

Toyota Industries Corp.
3.110% due 03/12/2022		12,200	12,492

Toyota Motor Corp.
1.339% due 03/25/2026		13,790	13,765

Toyota Tsusho Corp.
3.625% due 09/13/2023		7,090	7,591

TransCanada PipeLines Ltd.
3.750% due 10/16/2023		1,800	1,921

Transcontinental Gas Pipe Line Co. LLC
3.250% due 05/15/2030		5,200	5,472

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		22,400	21,806

TripAdvisor, Inc.
7.000% due 07/15/2025		4,200	4,550

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		6,115	6,020
4.625% due 12/03/2026		1,473	1,393
7.125% due 04/22/2025		4,531	4,667

United Airlines Class A Pass-Through Trust
2.900% due 11/01/2029		1,668	1,605

United Airlines Pass-Through Trust
2.700% due 11/01/2033		7,783	7,589
3.100% due 01/07/2030		4,810	4,932
3.450% due 06/01/2029		4,865	5,100
3.450% due 01/07/2030		2,027	2,036
3.500% due 09/01/2031		4,254	4,368

36	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 03/03/2028		$1,381	$1,436
4.000% due 10/11/2027		2,717	2,817
4.150% due 02/25/2033		11,880	12,718
4.300% due 02/15/2027		1,017	1,058
5.875% due 04/15/2029		57,798	64,207

United Group BV
4.875% due 07/01/2024	EUR	5,700	6,809

UnitedHealth Group, Inc.
2.000% due 05/15/2030		$14,400	14,182

Utah Acquisition Sub, Inc.
2.250% due 11/22/2024	EUR	7,000	8,794
3.150% due 06/15/2021		$15,930	15,980
3.950% due 06/15/2026		8,800	9,700

Verisk Analytics, Inc.
3.625% due 05/15/2050		10,800	10,636

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	9,700	14,034
5.250% due 05/15/2029		10,000	14,767

VMware, Inc.
2.950% due 08/21/2022		$18,238	18,813
3.900% due 08/21/2027		100	109
4.500% due 05/15/2025		11,358	12,680
4.650% due 05/15/2027		18,560	21,066
4.700% due 05/15/2030		19,100	22,049

Volkswagen Group of America Finance LLC
1.051% (US0003M + 0.860%) due 09/24/2021 ~		13,500	13,550
2.700% due 09/26/2022		18,600	19,213
2.850% due 09/26/2024		17,200	18,271
2.900% due 05/13/2022		43,500	44,663
3.125% due 05/12/2023		35,400	37,214
3.200% due 09/26/2026		6,500	6,986
3.350% due 05/13/2025		32,845	35,293
3.750% due 05/13/2030		6,400	6,956
4.250% due 11/13/2023		109,400	118,998
4.750% due 11/13/2028		43,500	50,447

Volkswagen International Finance NV
1.003% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	17,100	20,801

Walt Disney Co.
1.750% due 01/13/2026		$3,900	3,992
2.200% due 01/13/2028		16,100	16,472
2.650% due 01/13/2031		17,930	18,325
3.600% due 01/13/2051		49,400	52,708
3.800% due 05/13/2060		14,800	16,324

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025		5,600	5,930
4.950% due 09/15/2028		6,500	7,415

WestRock RKT LLC
4.900% due 03/01/2022		5,280	5,487

Whirlpool Corp.
4.600% due 05/15/2050		28,200	32,557

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WK Kellogg Foundation Trust
2.443% due 10/01/2050		$1,000	$895

Woodside Finance Ltd.
3.650% due 03/05/2025		100	106

WPP Finance 2010
3.750% due 09/19/2024		300	327

Wynn Las Vegas LLC
5.500% due 03/01/2025		30,700	32,473

Xylem, Inc.
1.950% due 01/30/2028		2,200	2,199
2.250% due 01/30/2031		6,400	6,288
3.250% due 11/01/2026		2,400	2,610

Yara International ASA
3.148% due 06/04/2030		12,500	12,891
4.750% due 06/01/2028		6,200	7,071

Zimmer Biomet Holdings, Inc.
1.164% due 11/15/2027	EUR	2,700	3,279
3.050% due 01/15/2026		$7,500	8,020

Zoetis, Inc.
2.000% due 05/15/2030		34,200	32,995

			7,792,867

SPECIALTY FINANCE 0.1%

CIMIC Group Ltd.
0.000% due 04/22/2021 (h)(m)		25,000	24,947
0.000% due 07/27/2021 (h)(m)		50,000	49,399

Lloyds Banking Group PLC
3.870% due 09/02/2021 (m)		14,161	14,189

			88,535

UTILITIES 3.7%

Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039		7,862	8,125

AEP Texas, Inc.
3.950% due 06/01/2028		7,800	8,641

AES Corp.
2.450% due 01/15/2031		13,700	13,110
3.300% due 07/15/2025		21,950	23,321
3.950% due 07/15/2030		23,167	24,811

Alabama Power Co.
1.450% due 09/15/2030		5,480	5,053

Alliant Energy Finance LLC
1.400% due 03/15/2026		8,400	8,250

Ameren Corp.
1.750% due 03/15/2028		7,590	7,348
2.500% due 09/15/2024		200	210

Ameren Illinois Co.
1.550% due 11/15/2030		4,300	4,014

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	37

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Transmission Systems, Inc.
5.000% due 09/01/2044		$700	$810
5.250% due 01/15/2022		2,050	2,115

American Water Capital Corp.
3.450% due 06/01/2029		9,800	10,649
3.850% due 03/01/2024		1,400	1,514

Anglian Water Services Financing PLC
1.625% due 08/10/2025	GBP	4,000	5,709

Appalachian Power Co.
2.700% due 04/01/2031		$23,700	23,688
3.300% due 06/01/2027		3,400	3,664

Arizona Public Service Co.
2.600% due 08/15/2029		6,400	6,565
3.350% due 05/15/2050		14,000	13,912

AT&T, Inc.
1.650% due 02/01/2028		24,950	24,194
2.250% due 02/01/2032		50,540	48,139
2.750% due 06/01/2031		45,850	45,726
3.100% due 02/01/2043		1,200	1,122
3.300% due 02/01/2052		51,900	46,830
3.500% due 02/01/2061		3,300	3,001
3.850% due 06/01/2060		1,200	1,150
4.350% due 03/01/2029		4,100	4,642

Atmos Energy Corp.
1.500% due 01/15/2031		19,500	17,828

Baltimore Gas & Electric Co.
2.800% due 08/15/2022		1,256	1,289

Black Hills Corp.
2.500% due 06/15/2030		6,600	6,497

Boston Gas Co.
3.150% due 08/01/2027		2,900	3,092

British Telecommunications PLC
4.500% due 12/04/2023		13,595	14,882

British Transco International Finance BV
0.000% due 11/04/2021 (h)		1,520	1,517

CenterPoint Energy Houston Electric LLC
2.900% due 07/01/2050		2,400	2,252

Clearway Energy Operating LLC
3.750% due 02/15/2031		11,850	11,398

DTE Electric Co.
1.900% due 04/01/2028		5,690	5,681

Duke Energy Carolinas LLC
2.550% due 04/15/2031 (c)		6,500	6,551
3.350% due 05/15/2022		1,000	1,034

Duke Energy Corp.
0.827% (US0003M + 0.650%) due 03/11/2022 ~		29,800	29,934
2.450% due 06/01/2030		8,600	8,503
2.650% due 09/01/2026		600	628

Duke Energy Ohio, Inc.
3.650% due 02/01/2029		5,200	5,662

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Progress LLC
3.375% due 09/01/2023	$1,900	$2,024

Edison International
2.950% due 03/15/2023	600	620
3.125% due 11/15/2022	6,700	6,928
5.750% due 06/15/2027	4,700	5,490

EDP Finance BV
1.710% due 01/24/2028	40,000	38,619

Enable Midstream Partners LP
4.950% due 05/15/2028	4,290	4,733

Enel Finance International NV
2.650% due 09/10/2024	187,301	197,179
4.250% due 09/14/2023	7,150	7,743
4.625% due 09/14/2025	28,500	32,292

Entergy Arkansas LLC
3.050% due 06/01/2023	1,600	1,678

Entergy Corp.
1.900% due 06/15/2028	2,100	2,054
2.800% due 06/15/2030	6,100	6,152
3.750% due 06/15/2050	7,700	7,748
4.000% due 07/15/2022	16,400	17,037

Evergy Metro, Inc.
2.250% due 06/01/2030	12,600	12,459
3.150% due 03/15/2023	425	446

Exelon Corp.
3.950% due 06/15/2025	933	1,020

Exelon Generation Co. LLC
3.250% due 06/01/2025	11,000	11,753

FirstEnergy Corp.
1.600% due 01/15/2026	5,500	5,355
2.250% due 09/01/2030	12,000	11,144
4.400% due 07/15/2027	2,000	2,152

Florida Power & Light Co.
3.700% due 12/01/2047	2,600	2,831

Georgia Power Co.
3.250% due 03/15/2051	11,900	11,413

Greenko Dutch BV
3.850% due 03/29/2026	8,500	8,557
4.875% due 07/24/2022	250	253

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	24,000	24,720
5.950% due 07/29/2026	14,300	15,326

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	5,000	5,118

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	11,370	12,432

ITC Holdings Corp.
2.950% due 05/14/2030	27,900	28,495

Kentucky Utilities Co.
3.300% due 06/01/2050	5,200	5,074

38	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LG&E & KU Energy LLC
4.375% due 10/01/2021	$4,120	$4,156

Massachusetts Electric Co.
1.729% due 11/24/2030	3,400	3,157

Metropolitan Edison Co.
3.500% due 03/15/2023	2,355	2,439
4.300% due 01/15/2029	1,760	1,942

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	9,400	9,712

Monongahela Power Co.
3.550% due 05/15/2027	4,400	4,664

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031	10,290	9,282
2.950% due 02/07/2024	3,250	3,444
8.000% due 03/01/2032	165	244

New York State Electric & Gas Corp.
1.950% due 10/01/2030	18,300	17,456

NextEra Energy Capital Holdings, Inc.
0.452% (US0003M + 0.270%) due 02/22/2023 ~	7,150	7,152
1.950% due 09/01/2022	75,800	77,464
2.250% due 06/01/2030	74,690	73,137
2.800% due 01/15/2023	2,400	2,497
3.625% due 06/15/2023	5,175	5,479

Niagara Mohawk Power Corp.
3.508% due 10/01/2024	1,000	1,079
4.278% due 12/15/2028	17,600	19,901

Northern States Power Co.
2.250% due 04/01/2031	3,500	3,500

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	3,602	3,567

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)	71,178	28,294

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	2,264	2,225

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)	22,365	4,417

Oncor Electric Delivery Co. LLC
4.100% due 06/01/2022	690	712

ONEOK, Inc.
5.850% due 01/15/2026	7,700	9,024
6.350% due 01/15/2031	11,100	13,963
7.150% due 01/15/2051	6,700	9,060

Pacific Gas & Electric Co.
1.367% due 03/10/2023	39,300	39,316
1.573% (US0003M + 1.375%) due 11/15/2021 ~	95,800	95,992
1.670% (US0003M + 1.480%) due 06/16/2022 ~	74,500	74,601
1.750% due 06/16/2022	44,300	44,369

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.100% due 08/01/2027	$28,879	$28,316
2.500% due 02/01/2031	39,700	37,489
2.950% due 03/01/2026	4,050	4,178
3.150% due 01/01/2026	32,240	33,611
3.250% due 06/01/2031	18,660	18,617
3.300% due 03/15/2027	9,400	9,812
3.300% due 12/01/2027	10,000	10,459
3.300% due 08/01/2040 (o)	20,719	18,818
3.400% due 08/15/2024	2,230	2,364
3.450% due 07/01/2025	13,300	14,086
3.500% due 06/15/2025	16,990	18,029
3.500% due 08/01/2050	51,900	45,193
3.750% due 02/15/2024	15,685	16,691
3.750% due 07/01/2028	12,700	13,475
3.750% due 08/15/2042	2,000	1,839
3.850% due 11/15/2023	4,691	4,981
3.950% due 12/01/2047	24,400	22,546
4.000% due 12/01/2046	6,800	6,334
4.250% due 08/01/2023	6,626	7,072
4.250% due 03/15/2046	9,600	9,224
4.300% due 03/15/2045	8,500	8,298
4.450% due 04/15/2042	9,200	9,110
4.500% due 07/01/2040	23,100	23,480
4.500% due 12/15/2041	10,400	10,113
4.550% due 07/01/2030	49,763	54,012
4.600% due 06/15/2043	3,300	3,341
4.650% due 08/01/2028	6,100	6,725
4.750% due 02/15/2044	4,100	4,208
4.950% due 07/01/2050	8,700	8,962

PacifiCorp
2.700% due 09/15/2030	100	103
3.300% due 03/15/2051	100	99

Pennsylvania Electric Co.
3.250% due 03/15/2028	600	617

Public Service Co. of Colorado
1.900% due 01/15/2031	6,900	6,657
2.700% due 01/15/2051	18,600	16,878

Puget Energy, Inc.
4.100% due 06/15/2030	15,900	17,264

ReNew Wind Energy AP2
4.500% due 07/14/2028 (c)	7,900	7,899

Rio Oil Finance Trust
8.200% due 04/06/2028	2,134	2,438
9.250% due 07/06/2024	9,151	10,181
9.750% due 01/06/2027	26,883	31,520

Rochester Gas and Electric Corp.
1.850% due 12/01/2030	600	565

San Diego Gas & Electric Co.
1.700% due 10/01/2030	14,400	13,547
3.320% due 04/15/2050	1,300	1,284

Sempra Energy
4.050% due 12/01/2023	2,300	2,477

Shell International Finance BV
2.750% due 04/06/2030	50,900	52,628
3.250% due 04/06/2050	23,900	23,459

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	39

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Gas Co.
3.150% due 09/15/2024	$10,300	$11,064
3.200% due 06/15/2025	2,500	2,699

Southwestern Electric Power Co.
4.100% due 09/15/2028	2,257	2,501

Southwestern Public Service Co.
3.150% due 05/01/2050	9,700	9,470

Sprint Communications, Inc.
6.000% due 11/15/2022	3,600	3,857
11.500% due 11/15/2021	1,200	1,274

Sprint Corp.
7.125% due 06/15/2024	200	231
7.250% due 09/15/2021	6,100	6,261
7.875% due 09/15/2023	2,500	2,861

Systems Energy Resources, Inc.
2.140% due 12/09/2025	18,500	18,078

Tampa Electric Co.
2.600% due 09/15/2022	8,535	8,740

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025	300	322

Union Electric Co.
2.625% due 03/15/2051	16,500	14,639

Verizon Communications, Inc.
0.800% (SOFRRATE + 0.790%) due 03/20/2026 ~	1,000	1,007
1.500% due 09/18/2030	22,190	20,400
2.100% due 03/22/2028	4,300	4,321
2.550% due 03/21/2031	12,900	12,900
3.376% due 02/15/2025	185,891	201,740

Virginia Electric & Power Co.
4.450% due 02/15/2044	10	12

VTR Comunicaciones SpA
5.125% due 01/15/2028	13,831	14,476

WEC Energy Group, Inc.
1.375% due 10/15/2027	6,100	5,900
1.800% due 10/15/2030	16,190	15,122

		2,521,025

Total Corporate Bonds & Notes (Cost $21,083,101)		21,885,848

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.1%

California Health Facilities Financing Authority Revenue Bonds, Series 2019
2.704% due 06/01/2030	5,100	5,296

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.211% due 06/01/2025	4,500	4,707
2.534% due 06/01/2028	5,100	5,352
2.584% due 06/01/2029	3,600	3,759

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	$9,900	$9,901

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	2	3
7.550% due 04/01/2039	2	3

Los Angeles Community College District, California General Obligation Bonds, Series 2020
2.106% due 08/01/2032	12,600	12,394

Los Angeles Community College District, California General Obligation Notes, Series 2020
1.606% due 08/01/2028	4,540	4,509
1.806% due 08/01/2030	5,040	4,924

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	289

Riverside County, California Revenue Bonds, Series 2020
3.818% due 02/15/2038	4,700	4,993

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	6,770	8,580

University of California Revenue Notes, Series 2020
0.883% due 05/15/2025	2,300	2,302
1.316% due 05/15/2027	5,700	5,651
1.614% due 05/15/2030	1,100	1,050

		73,713

CONNECTICUT 0.0%

Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/NPFGC Insured), Series 2003
5.910% due 06/01/2033	165	216

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.258% due 07/01/2025	28,600	28,877
1.705% due 07/01/2027	11,200	11,248
2.154% due 07/01/2030	5,800	5,800

		45,925

GEORGIA 0.1%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	51,241	73,960

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	8,205	8,508

40	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	$1,423	$1,579

		10,087

IOWA 0.1%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	19,970	20,269

MASSACHUSETTS 0.0%

Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	3,900	4,006

NEW YORK 0.1%

New York State Urban Development Corp. Revenue Bonds, Series 2020
2.027% due 03/15/2031	23,000	22,282
2.127% due 03/15/2032	23,000	22,164
2.227% due 03/15/2033	23,000	22,118
2.277% due 03/15/2034	19,000	18,102

New York State Urban Development Corp. Revenue Notes, Series 2020
1.827% due 03/15/2029	1,300	1,274

		85,940

OHIO 0.0%

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	4,184

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.301% due 06/15/2021	2,100	2,115
5.401% due 06/15/2022	3,500	3,656
5.501% due 06/15/2023	3,500	3,777

		9,548

RHODE ISLAND 0.0%

Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	197

TEXAS 0.0%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2020
2.919% due 11/01/2050	8,200	7,805

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.329% due 11/01/2025	$1,000	$1,001
1.946% due 11/01/2028	2,435	2,422
2.046% due 11/01/2029	1,400	1,382
2.096% due 11/01/2030	1,750	1,706

		14,316

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	1,630	1,641
3.401% due 06/01/2034	10,930	11,105
3.501% due 06/01/2035	9,935	10,082

		22,828

Total Municipal Bonds & Notes (Cost $351,077)		365,189

U.S. GOVERNMENT AGENCIES 18.1%

Fannie Mae
0.000% due 08/25/2023 - 03/25/2036 (b)(h)	1,287	1,248
0.178% due 07/25/2037 •	79	78
0.229% due 03/25/2034 •	19	19
0.248% due 03/25/2036 •	441	439
0.259% due 08/25/2034 •	21	21
0.309% due 05/25/2035 •	4	4
0.349% due 06/25/2032 •	5	5
0.359% due 05/25/2037 •	17	17
0.409% due 12/25/2028 - 03/25/2037 •	446	448
0.429% due 06/25/2037 •	99	99
0.459% due 05/25/2042 - 03/25/2044 •	837	843
0.469% due 03/25/2037 •	6	6
0.489% due 07/25/2037 •	322	325
0.508% due 04/18/2028 •	14	14
0.509% due 06/25/2029 - 11/25/2036 •	967	975
0.558% due 10/18/2030 •	107	108
0.559% due 10/25/2030 - 09/25/2037 •	1,132	1,145
0.570% due 08/25/2022 ~(a)	27,150	118
0.609% due 08/25/2030 •	146	147
0.629% due 10/25/2040 •	29	29
0.658% due 12/18/2031 •	24	24
0.689% due 08/25/2037 •	3,571	3,628
0.759% due 10/25/2023 - 03/25/2024 •	112	112
0.779% due 03/25/2038 •	47	48
0.829% due 06/25/2037 •	119	119
0.859% due 03/25/2038 - 11/25/2039 •	159	162

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	41

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.009% due 04/25/2032 •	$4	$5
1.109% due 04/25/2023 •	10	10
1.467% due 11/01/2037 •	8	8
1.542% due 02/01/2035 •	451	451
1.579% due 07/01/2042 - 10/01/2044 •	7,911	8,145
1.581% due 12/01/2044 •	990	1,021
1.629% due 09/01/2041 •	3,367	3,452
1.653% due 03/01/2035 •	7	8
1.691% due 02/01/2035 •	18	18
1.700% due 02/01/2023 - 05/01/2023 •	22	23
1.715% due 01/01/2036 •	1	2
1.719% due 12/01/2034 - 01/01/2035 •	2,444	2,552
1.723% due 01/01/2035 •	854	892
1.725% due 06/01/2023 •	15	15
1.729% due 09/01/2022 •	4	4
1.731% due 04/01/2027 •	3	3
1.732% due 11/01/2034 •	146	150
1.750% due 09/01/2024 - 12/01/2024 •	5	5
1.753% due 03/01/2033 •	17	17
1.766% due 10/01/2034 •	300	301
1.772% due 11/01/2035 •	37	38
1.779% due 10/01/2030 - 10/01/2040 •	1,146	1,161
1.788% due 08/01/2035 - 01/01/2036 •	546	554
1.795% due 03/01/2036 •	62	62
1.797% due 01/01/2035 •	954	999
1.800% due 03/01/2034 •	739	769
1.801% due 12/01/2034 •	21	22
1.803% due 01/01/2035 •	22	23
1.804% due 02/01/2035 •	141	147
1.816% due 10/01/2034 •	27	27
1.835% due 10/01/2034 •	234	236
1.893% due 09/01/2035 •	420	426
1.895% due 11/01/2031 •	41	41
1.915% due 11/01/2034 •	81	82
1.920% due 12/01/2034 •	2	2
1.921% due 04/01/2036 •	45	47
1.925% due 09/01/2035 •	14	14
1.944% due 03/01/2035 •	29	29
1.950% due 08/01/2035 •	200	200
1.952% due 02/01/2035 •	173	175
1.962% due 02/01/2035 •	522	528
1.963% due 12/01/2034 •	213	214
1.967% due 12/01/2033 •	115	116
1.970% due 09/01/2034 - 10/01/2035 •	303	307
1.971% due 12/01/2035 •	105	105
1.971% due 03/25/2036 ~(a)	11,790	816
1.993% due 12/01/2035 •	68	67
1.994% due 11/01/2032 - 12/01/2035 •	27	27

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.017% due 12/01/2034 •	$9	$9
2.018% due 01/01/2037 •	12	13
2.035% due 02/01/2035 - 06/01/2035 •	676	710
2.036% due 12/01/2036 •	8	8
2.046% due 09/01/2035 •	1	1
2.050% due 02/01/2035 •	6	6
2.060% due 02/01/2036 •	26	26
2.076% due 10/01/2034 •	244	245
2.085% due 12/25/2038 ~(a)	11,195	566
2.095% due 09/01/2035 •	424	424
2.101% due 12/01/2034 •	4	4
2.103% due 11/01/2034 •	5	5
2.112% due 12/01/2033 - 12/01/2035 •	125	125
2.122% due 01/01/2036 •	36	38
2.137% due 11/01/2035 •	305	308
2.142% due 09/01/2036 •	1	1
2.148% due 11/01/2035 •	529	557
2.161% due 06/25/2055 ~(a)	10,415	629
2.165% due 05/25/2044 ~(a)	9,875	605
2.170% due 10/01/2035 •	10	10
2.173% due 11/01/2035 •	63	63
2.180% due 07/01/2035 •	2	2
2.185% due 10/01/2024 •	1	1
2.187% due 09/01/2035 •	5	5
2.190% due 12/01/2023 - 03/01/2036 •	105	105
2.204% due 11/01/2035 •	1,166	1,255
2.223% due 09/01/2034 •	1,643	1,729
2.230% due 09/01/2023 - 09/01/2035 •	32	32
2.242% due 12/01/2033 •	241	242
2.243% due 11/01/2034 •	125	126
2.250% due 12/01/2025 •	26	27
2.251% due 01/25/2031 ~(a)	198,166	28,908
2.252% due 11/01/2025 - 09/01/2037 •	15	15
2.254% due 03/01/2036 •	150	152
2.257% due 03/01/2025 •	44	44
2.265% due 09/01/2035 •	144	144
2.272% due 03/01/2034 •	664	680
2.280% due 11/01/2035 •	56	56
2.287% due 11/01/2035 - 03/01/2036 •	366	367
2.288% due 10/01/2035 •	41	41
2.295% due 07/01/2024 •	9	9
2.298% due 04/01/2033 •	9	9
2.300% due 11/01/2035 - 01/01/2036 •	385	400
2.314% due 05/25/2035 ~	2,321	2,376
2.315% due 11/01/2023 •	33	33
2.323% due 09/01/2037 •	1	1
2.325% due 11/01/2023 - 06/01/2025 •	23	23
2.335% due 10/01/2035 •	41	41

42	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.342% due 08/01/2035 •	$729	$742
2.345% due 11/01/2035 •	192	194
2.349% due 02/01/2027 •	38	38
2.350% due 05/01/2026 •	2	2
2.352% due 07/01/2033 •	1	1
2.360% due 10/01/2035 •	127	129
2.362% due 09/01/2035 •	29	29
2.371% due 02/01/2028 •	5	5
2.374% due 08/01/2023 •	3	3
2.380% due 08/01/2035 •	96	99
2.381% due 08/01/2035 •	405	408
2.383% due 09/01/2035 •	51	51
2.385% due 09/01/2035 •	160	161
2.395% due 12/01/2025 •	25	25
2.398% due 11/01/2025 •	3	3
2.402% due 09/01/2033 •	3	3
2.438% due 01/01/2035 •	243	244
2.440% due 12/01/2022 - 06/01/2025 •	61	62
2.442% due 09/01/2035 •	4	4
2.454% due 09/01/2033 •	21	22
2.458% due 07/01/2034 •	4	4
2.461% due 02/01/2036 •	39	40
2.470% due 07/01/2026 - 07/01/2035 •	61	61
2.479% due 07/01/2035 •	87	87
2.480% due 06/01/2035 •	145	146
2.500% due 02/01/2024 - 08/01/2024 •	12	12
2.504% due 08/01/2026 •	11	11
2.508% due 08/01/2035 •	2	2
2.510% due 07/01/2035 •	16	16
2.511% due 04/01/2035 •	10	10
2.515% due 09/01/2029 •	2	2
2.520% due 11/01/2025 - 08/01/2033 •	57	57
2.528% due 02/01/2028 •	19	19
2.537% due 08/01/2035 •	36	36
2.547% due 07/01/2035 •	172	173
2.560% due 08/01/2032 - 06/01/2034 •	3	3
2.580% due 09/01/2024 •	24	24
2.581% due 05/01/2038 •	5,587	5,911
2.582% due 08/01/2025 •	47	47
2.585% due 07/01/2035 •	232	232
2.592% due 05/01/2034 •	39	39
2.595% due 07/01/2026 •	1	1
2.596% due 07/01/2035 •	216	217
2.602% due 06/01/2035 •	880	918
2.614% due 11/01/2034 •	407	435
2.625% due 10/01/2023 - 12/01/2023 •	7	7
2.631% due 08/01/2035 •	72	77
2.632% due 12/01/2027 •	74	74
2.633% due 12/01/2030 •	5	5
2.654% due 10/01/2026 •	3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.665% due 08/01/2035 •	$3	$3
2.682% due 05/01/2035 •	904	955
2.691% due 06/01/2035 •	10	10
2.695% due 05/01/2035 •	8	8
2.700% due 10/01/2027 - 06/01/2030 •	25	26
2.725% due 12/01/2026 •	5	5
2.739% due 04/01/2034 •	30	31
2.750% due 10/01/2024 •	1	1
2.766% due 05/01/2035 •	18	18
2.777% due 07/01/2034 •	184	185
2.790% due 07/01/2022	3,743	3,815
2.792% due 06/01/2035 •	230	239
2.800% due 07/01/2022	7,643	7,790
2.800% due 05/01/2025 •	17	17
2.846% due 05/01/2036 •	161	171
2.853% due 06/01/2033 •	11	11
2.912% due 07/01/2035 •	170	171
2.916% due 08/01/2027 •	153	153
2.921% due 05/01/2035 •	552	578
2.960% due 07/01/2022	2,450	2,501
2.965% due 05/01/2022 ~	3,099	3,151
2.971% due 10/01/2027 •	12	12
2.991% due 05/01/2033 •	11	11
3.000% due 01/01/2022 - 09/01/2057	114,696	121,880
3.015% due 06/01/2036 •	38	38
3.053% due 11/01/2025 •	13	13
3.054% due 05/01/2030 •	2	2
3.141% due 05/01/2035 •	331	335
3.170% due 11/01/2021 •	3	3
3.172% due 03/01/2033 •	24	24
3.185% due 03/01/2036 •	28	28
3.188% due 05/01/2037 •	6	6
3.203% due 05/01/2022 ~	357	361
3.276% due 04/01/2038 •	2	3
3.330% due 03/01/2022 ~	25,296	25,449
3.500% due 08/25/2042	20,907	22,496
3.542% due 04/01/2027 •	8	8
3.558% due 07/01/2024 •	9	9
3.645% due 08/01/2027 •	9	9
3.675% due 03/01/2035 •	2	2
3.687% due 04/01/2034 •	1	1
3.714% due 03/01/2023 •	11	11
3.715% due 01/01/2026 •	7	8
3.733% due 05/01/2030 •	4	4
3.740% due 08/01/2027 •	50	51
3.759% due 04/01/2035 •	575	586
3.781% due 06/01/2035 •	50	50
3.815% due 11/01/2025 •	21	21
3.875% due 03/01/2023 •	15	15
3.980% due 07/01/2021	125,500	126,063
4.000% due 07/25/2040 - 01/01/2059	33,432	37,391
4.041% due 02/25/2033 •	681	700
4.060% due 12/01/2036 •	44	47

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	43

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.127% due 05/01/2035 •	$7	$7
4.244% due 06/01/2021 ~	26	26
4.395% due 03/01/2023 •	43	43
4.500% due 06/25/2024 - 09/25/2041	87,321	98,457
4.516% due 02/01/2028 •	2	2
4.930% due 09/01/2034 •	26	27
5.000% (COF 11 + 1.250%) due 03/01/2024 ~	1	1
5.000% due 09/18/2027 - 04/25/2035	639	720
5.030% due 05/01/2024	1,891	2,077
5.076% due 12/25/2042 ~	6,301	6,875
5.500% due 02/25/2024 - 08/25/2035	74	82
5.697% due 10/25/2042 ~	4,794	5,479
5.750% due 12/20/2027 - 08/25/2034	704	773
5.961% due 02/25/2037 •(a)	13	2
5.991% due 06/25/2037 •(a)	101	13
6.000% due 05/17/2027 - 10/25/2044	6,927	8,024
6.041% due 12/25/2042 •(a)	2,268	395
6.141% due 05/25/2037 - 01/25/2040 •(a)	844	125
6.191% due 08/25/2042 •(a)	12,129	2,375
6.250% due 02/25/2029	161	180
6.271% due 03/25/2037 •(a)	46	8
6.300% due 10/17/2038	174	174
6.441% due 07/25/2036 •(a)	454	80
6.482% due 06/25/2037 •(a)	237	41
6.491% due 12/25/2036 •(a)	37	7
6.500% due 06/25/2021 - 06/25/2044	9,071	10,457
6.531% due 12/25/2036 •(a)	169	32
6.541% due 07/25/2037 •(a)	125	21
6.651% due 05/25/2037 •(a)	40	8
6.750% due 10/25/2023	11	12
6.900% due 05/25/2023	2	2
6.933% due 08/25/2037 ~	25	28
7.000% due 04/25/2022 - 01/25/2048	1,418	1,581
7.375% due 05/25/2022	16	16
7.500% due 07/25/2022 - 07/25/2041	205	236
7.500% due 06/19/2041 ~	9	10
7.750% due 01/25/2022	1	1
7.800% due 10/25/2022	5	5
7.800% due 06/25/2026 ~	1	1
8.000% due 07/25/2021 - 03/01/2030	41	43
8.000% due 08/18/2027 (a)	1	0
8.500% due 09/25/2021 - 02/17/2027	42	49
9.000% due 06/25/2022 (a)	1	0
9.000% due 11/01/2025	27	28

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.346% due 10/25/2043 •	$28,926	$35,633
9.906% due 11/25/2040 •	2	2
10.419% due 03/25/2039 ~	1	1

Fannie Mae, TBA
3.000% due 06/01/2051	31	32

Federal Housing Administration
7.430% due 10/01/2022 - 02/01/2024	89	89

Freddie Mac
0.356% due 07/15/2034 •	41	41
0.369% due 08/25/2031 •	138	135
0.406% due 02/15/2037 •	4	4
0.446% due 02/15/2037 •	11	11
0.456% due 12/15/2029 •	19	19
0.473% due 08/15/2040 - 10/15/2040 •	33,209	33,345
0.506% due 06/15/2031 - 05/15/2041 •	1,283	1,295
0.556% due 11/15/2030 - 12/15/2031 •	24	24
0.563% due 11/15/2042 •	8,429	8,521
0.606% due 06/15/2030 - 12/15/2032 •	40	40
0.656% due 01/15/2042 •	82	83
0.686% due 05/15/2032 - 07/15/2037 •	1,989	2,024
0.776% due 08/15/2037 •	2,469	2,514
0.816% due 10/15/2037 •	984	980
0.826% due 05/15/2037 •	688	702
0.836% due 05/15/2040 •	11	12
0.856% due 08/15/2036 •	17	17
0.956% due 11/15/2039 •	12	12
1.109% due 05/25/2043 •	3,497	3,611
1.216% due 08/25/2022 ~(a)	137,222	1,963
1.579% due 02/25/2045 •	7,165	7,198
1.605% due 05/01/2037 •	60	62
1.659% due 07/25/2044 •	1,182	1,193
1.750% due 05/01/2023 •	5	5
1.820% due 02/01/2037 •	2	2
1.844% due 12/01/2026 •	19	20
1.860% due 10/25/2023 •	65	66
2.000% due 03/01/2035 - 02/01/2038 •	19	18
2.011% due 09/01/2035 •	12	12
2.061% due 06/15/2039 ~(a)	5,978	268
2.108% due 01/01/2037 •	15	15
2.128% due 09/01/2035 •	4	4
2.156% due 07/15/2035 •	33,100	33,573
2.164% due 04/01/2036 •	146	154
2.180% due 01/01/2022 •	2	2
2.198% due 10/01/2023 •	9	9
2.199% due 10/01/2035 •	66	70
2.215% due 10/15/2041 ~(a)	3,226	157
2.225% due 10/01/2035 •	565	566
2.233% due 03/01/2024 •	1	1

44	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.235% due 11/01/2023 •	$9	$9
2.238% due 10/01/2035 •	2,076	2,199
2.265% due 09/01/2035 - 10/01/2035 •	746	770
2.272% due 02/01/2037 •	2	2
2.296% due 10/01/2035 •	1,763	1,868
2.298% due 11/15/2038 ~(a)	16,323	922
2.310% due 11/01/2035 •	142	142
2.345% due 08/01/2035 •	94	94
2.346% due 03/01/2036 •	67	67
2.350% due 01/01/2034 •	477	509
2.358% due 04/01/2036 •	6	6
2.365% due 10/01/2023 - 09/01/2035 •	56	58
2.370% due 10/01/2035 - 11/01/2035 •	1,939	2,046
2.375% due 12/01/2022 - 05/01/2023 •	2	2
2.381% due 05/15/2038 •(a)	1,075	54
2.389% due 11/01/2035 •	1,181	1,264
2.390% due 10/25/2023 - 04/01/2029 •	25	25
2.393% due 07/01/2023 •	3	3
2.400% due 07/01/2023 •	12	13
2.405% due 10/01/2023 •	23	23
2.429% due 08/01/2035 •	2	2
2.438% due 07/01/2025 •	11	11
2.464% due 11/01/2028 •	93	93
2.497% due 01/01/2024 •	1	1
2.500% due 08/01/2023 - 12/01/2023 •	17	17
2.503% due 08/01/2023 •	64	64
2.525% due 06/01/2037 •	3	3
2.533% due 03/01/2036 •	13	13
2.545% due 10/01/2026 •	35	35
2.555% due 06/01/2024 •	12	12
2.558% due 05/01/2027 •	1	1
2.572% due 11/01/2034 •	71	74
2.583% due 01/01/2028 •	4	4
2.625% due 06/01/2024 •	31	31
2.626% due 12/01/2035 •	58	58
2.652% due 02/01/2025 •	1	1
2.654% due 07/01/2035 •	1,084	1,153
2.670% due 06/01/2030 •	107	107
2.680% due 08/01/2035 •	11	12
2.688% due 04/01/2024 •	18	18
2.697% due 08/01/2035 •	2,817	3,013
2.700% due 08/01/2023	99,505	100,838
2.720% due 05/01/2023 •	1	1
2.727% due 02/01/2036 •	43	43
2.741% due 05/01/2037 •	2	2
2.754% due 08/01/2023 •	4	4
2.765% due 07/01/2036 •	1	1
2.771% due 07/01/2027 •	2	2
2.789% due 06/01/2035 •	4,192	4,437
2.797% due 10/01/2024 •	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.815% due 08/01/2035 •	$5	$5
2.839% due 07/01/2032 •	9	9
2.849% due 10/01/2024 •	5	5
2.860% due 09/01/2037 •	1	1
2.870% due 10/01/2022 •	4	4
2.875% due 04/25/2026	13,600	14,614
2.909% due 05/01/2035 •	1,933	2,047
2.939% due 04/25/2029	2,600	2,810
2.947% due 06/01/2022 •	4	4
2.953% due 08/01/2023 •	21	21
2.960% due 07/01/2035 •	486	494
2.967% due 06/01/2033 •	51	53
3.000% due 03/01/2027	8	9
3.000% due 08/15/2027 (a)	4,954	311
3.003% due 10/01/2023 •	8	8
3.011% due 07/01/2024 •	2	2
3.054% due 06/01/2022 •	19	19
3.098% due 02/01/2026 •	84	84
3.210% due 07/01/2030 •	105	105
3.250% due 05/01/2023 •	1	1
3.292% due 09/01/2023 •	20	20
3.306% due 03/01/2035 •	6	6
3.347% due 03/01/2035 •	166	166
3.390% due 01/25/2036 ~	2,028	2,184
3.417% due 04/01/2029 •	2	2
3.493% due 05/01/2037 •	9	9
3.500% due 07/01/2029 - 10/01/2047	62,880	67,405
3.620% due 05/01/2036 •	45	45
3.730% due 09/01/2023 •	4	4
3.865% due 08/15/2032 ~	94	95
4.000% due 10/01/2033 - 05/01/2048	66,413	72,566
4.500% due 02/01/2023 - 02/01/2046	13,129	14,320
5.000% due 02/15/2024 - 07/01/2040	3,877	4,421
5.500% due 09/15/2021 - 03/01/2038	2,817	3,243
5.894% due 06/15/2042 - 08/15/2042 •(a)	30,970	5,671
5.950% due 06/15/2028	5,642	6,294
6.000% due 06/01/2021 - 10/15/2036	11,512	13,310
6.144% due 02/15/2038 •(a)	259	43
6.194% due 05/15/2039 •(a)	248	47
6.250% due 12/15/2028	89	100
6.344% due 03/15/2037 •(a)	189	35
6.394% due 08/15/2036 •(a)	112	23
6.404% due 12/15/2041 •(a)	10,198	2,267
6.474% due 09/15/2036 •(a)	158	30
6.500% due 11/01/2022 - 10/25/2043	27,410	31,589
6.544% due 11/15/2036 •(a)	6,079	1,179
7.000% due 05/15/2021 - 10/25/2043	7,199	8,456

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	45

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 09/15/2023 (a)	$1	$0
7.500% due 02/01/2022 - 10/01/2036	1,657	1,905
7.645% due 05/01/2025	2,925	3,302
8.000% due 04/25/2024 - 06/01/2025	174	190
8.250% due 06/15/2022	4	4
8.500% due 06/15/2021 - 06/01/2030	27	29
8.902% due 11/15/2033 •	199	214
9.000% due 07/15/2021 - 07/01/2030 (a)	1	1
9.350% due 09/15/2043 - 12/15/2043 •	15,145	18,693
12.882% due 02/15/2041 •	9	12
20.460% due 05/15/2033 •	130	186
38.004% due 08/15/2037 •	430	835

Ginnie Mae
0.271% due 11/16/2043 ~(a)	24,396	167
0.465% due 05/20/2047 •	1,178	1,182
0.540% due 04/20/2063 - 05/20/2063 •	6,704	6,652
0.550% due 05/20/2065 •	6,942	6,963
0.580% due 02/20/2067 •	11,155	11,200
0.590% due 06/20/2067 •	3,154	3,171
0.604% due 06/20/2065 •	30,019	30,134
0.614% due 09/20/2065 •	21,477	21,577
0.620% due 01/20/2061 - 07/20/2063 •	6,491	6,517
0.670% due 05/20/2065 •	5,539	5,572
0.690% due 04/20/2062 - 06/20/2065 •	12,976	13,085
0.700% due 06/20/2065 •	4,730	4,777
0.720% due 03/20/2062 - 08/20/2065 •	15,992	16,138
0.740% due 08/20/2065 •	43,981	44,458
0.780% due 12/20/2065 •	19,800	20,051
0.795% due 02/20/2060 •	1,090	1,096
0.811% due 04/20/2070 •	37,935	38,894
0.870% due 12/20/2065 - 08/20/2066 •	31,192	31,686
0.970% due 04/20/2066 - 11/20/2066 •	28,270	28,840
1.030% due 02/20/2060 •	20,588	20,917
1.040% due 07/20/2065 •	2,026	2,066
1.080% due 11/20/2067 •	3,767	3,828
1.120% due 01/20/2066 - 03/20/2066 •	41,859	42,865
1.170% due 02/20/2066 •	30,076	30,503
1.270% due 03/20/2066 •	10,202	10,498
1.586% due 06/20/2067 •	15,909	16,176
1.625% due 10/20/2038 •	16	17
1.875% due 06/20/2041 •	2	2
1.904% due 04/20/2067 •	10,643	10,799
2.125% (H15T1Y + 1.500%) due 11/20/2021 - 10/20/2026 ~	1,676	1,706

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 11/20/2024 - 10/20/2033 •	$1,656	$1,702
2.250% (H15T1Y + 1.500%) due 09/20/2021 - 09/20/2026 ~	1,895	1,935
2.250% due 08/20/2024 - 07/20/2034 •	1,684	1,727
2.500% (H15T1Y + 1.500%) due 08/20/2021 - 09/20/2026 ~	15	15
2.500% due 03/15/2043 - 07/15/2043	179	186
2.875% (H15T1Y + 1.500%) due 06/20/2021 - 06/20/2026 ~	1,433	1,461
2.875% due 05/20/2024 - 04/20/2041 •	3,069	3,194
3.000% (H15T1Y + 1.500%) due 01/20/2022 - 03/20/2026 ~	1,295	1,318
3.000% due 02/20/2025 - 02/20/2034 •	2,422	2,486
3.000% due 11/15/2049 - 02/15/2050	7,771	8,083
3.500% (H15T1Y + 2.000%) due 01/20/2025 ~	2	2
3.500% due 10/15/2041 - 10/15/2047	31,951	34,216
4.000% due 05/20/2041 - 04/15/2050	177,583	193,324
4.000% due 02/20/2044 (a)	22,575	3,787
4.500% due 08/15/2033 - 11/20/2049	186,169	202,918
4.750% due 07/20/2035	745	819
5.000% due 07/15/2033 - 06/20/2050	7,551	8,544
5.500% due 03/16/2034	753	841
6.000% due 04/15/2028 - 12/20/2041	1,273	1,470
6.494% due 07/16/2031 - 08/16/2033 •(a)	577	21
6.500% due 11/15/2023 - 09/20/2038	225	249
6.750% due 10/16/2040 ~	73	76
7.000% due 12/15/2022 - 10/15/2034	206	229
7.500% due 02/15/2022 - 02/15/2035	139	155
7.750% due 08/20/2025 - 12/15/2040	1,334	1,344
8.000% due 04/20/2022 - 10/20/2031	165	180
8.500% due 05/15/2023 - 04/15/2031	133	142
9.000% due 06/20/2022 - 12/15/2030	43	45
9.500% due 12/15/2021 - 12/15/2026	2	2

46	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae, TBA
2.000% due 05/01/2051	$60,700	$61,193
2.500% due 05/01/2051	72,000	74,152
4.000% due 04/01/2051	11,600	12,405

Small Business Administration
1.000% (PRIME - 2.250%) due 03/25/2025 - 05/25/2025 ~	7	7
4.340% due 03/01/2024	9	9
4.350% due 07/01/2023	20	21
4.625% due 02/01/2025	78	82
4.770% due 04/01/2024	44	46
4.840% due 02/01/2023	16	17
4.870% due 12/01/2024	76	80
4.890% due 12/01/2023	44	46
4.930% due 01/01/2024	65	68
4.950% due 03/01/2025	105	110
5.110% due 08/01/2025	28	30
5.130% due 09/01/2023	180	187
5.190% due 07/01/2024	10	10
5.240% due 08/01/2023	17	18
5.310% due 05/01/2027	29	31
5.320% due 04/01/2027	37	40
5.340% due 11/01/2021	76	77
5.510% due 11/01/2027	55	60
5.520% due 06/01/2024	256	269
5.600% due 09/01/2028	164	180
5.780% due 08/01/2027	5	5
5.820% due 07/01/2027	269	290
5.870% due 07/01/2028	76	84
6.020% due 08/01/2028	71	79
6.070% due 07/01/2026	61	67

Uniform Mortgage-Backed Security
2.500% due 02/01/2040 - 03/01/2040	12,170	12,522
3.000% due 09/01/2027 - 09/01/2050	486,046	510,364
3.500% due 07/01/2023 - 09/01/2050	534,575	570,159
4.000% due 02/01/2024 - 08/01/2049	520,185	566,787
4.500% due 02/01/2023 - 11/01/2044	18,342	19,661
5.000% due 04/01/2021 - 02/01/2045	9,489	10,693
5.500% due 04/01/2021 - 04/01/2050	178,249	199,518
6.000% due 06/01/2021 - 09/01/2049	134,212	154,932
6.500% due 07/01/2021 - 06/01/2039	1,637	1,914
7.500% due 12/01/2022 - 10/01/2031	16	18
8.000% due 01/01/2022 - 08/01/2032	1,922	2,222
8.500% due 01/01/2022 - 07/01/2037	547	609

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.000% due 08/01/2025 - 11/01/2025	$2	$2
9.500% due 03/01/2026	7	7

Uniform Mortgage-Backed Security, TBA
1.500% due 05/01/2051	131,000	126,348
2.000% due 04/01/2036 - 06/01/2051	7,074,240	7,078,697
2.500% due 05/01/2051 - 06/01/2051	723,510	740,213
3.000% due 05/01/2036	7,100	7,499
3.500% due 04/01/2051 - 05/01/2051	42,500	44,912
4.500% due 05/01/2036	6,950	7,294

Vendee Mortgage Trust
0.000% due 06/15/2023 ~(a)	1,199	0
6.075% due 01/15/2030 ~	481	559
6.500% due 09/15/2024	1,268	1,379

Total U.S. Government Agencies (Cost $12,135,960)		12,222,686

U.S. TREASURY OBLIGATIONS 13.1%

U.S. Treasury Bonds
1.375% due 11/15/2040	1,757,880	1,495,846
1.375% due 08/15/2050	1,184,880	924,947
1.625% due 11/15/2050	246,610	205,573
1.875% due 02/15/2041	482,000	448,938
2.000% due 02/15/2050	498,040	455,638
2.750% due 11/15/2042	764,500	819,628
2.875% due 05/15/2043	412,260	451,167
2.875% due 08/15/2045	321,230	350,881
2.875% due 05/15/2049	325,100	357,134
3.000% due 05/15/2042 (q)	41,700	46,588
3.000% due 11/15/2044 (q)	56,000	62,455
3.000% due 05/15/2045 (o)(s)	1,092,750	1,218,566
3.000% due 11/15/2045 (q)	80,700	90,116
3.125% due 02/15/2043 (q)	79,700	90,715
3.125% due 08/15/2044	194,200	221,077
3.375% due 05/15/2044	163,600	193,745
3.625% due 08/15/2043	123,200	151,266
3.625% due 02/15/2044	257,460	316,625

U.S. Treasury Notes
0.875% due 11/15/2030 (q)	305,070	282,190
1.125% due 02/15/2031 (q)(s)	141,950	134,132
1.750% due 06/30/2024 (q)(s)	402,300	419,547
2.750% due 08/15/2021 (q)(s)	100,000	101,027

Total U.S. Treasury Obligations (Cost $9,772,001)		8,837,801

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	47

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 12.2%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	$22,000	$24,030

225 Liberty Street Trust
3.597% due 02/10/2036	31,607	34,357

ACRES Commercial Realty Corp.
2.608% due 04/17/2037 •	9,891	9,915

Adjustable Rate Mortgage Trust
0.349% due 08/25/2036 •	13,277	6,624
0.649% due 11/25/2035 •	14	13
1.259% due 03/25/2035 •	3,385	3,158
2.550% due 07/25/2035 ~	541	543
2.723% due 01/25/2036 ^~	1,392	1,364
2.785% due 03/25/2035 ~	542	552
2.819% due 01/25/2036 ~	1,338	1,207
2.837% due 08/25/2035 ~	428	425
3.056% due 11/25/2035 ^~	226	202
3.065% due 09/25/2035 ~	1,140	945
3.077% due 11/25/2035 ^~	654	630
3.201% due 09/25/2035 ^~	103	99
3.237% due 10/25/2035 ^~	1,782	1,756
3.539% due 03/25/2036 ^~	143	103
3.609% due 07/25/2035 ~	793	822

American Home Mortgage Assets Trust
2.688% due 11/25/2035 ^~	3,225	3,044

American Home Mortgage Investment Trust
1.701% due 09/25/2045 •	441	442
1.780% due 02/25/2044 •	12	13
1.951% due 12/25/2035 •	1,242	671
1.951% due 11/25/2045 ^•	4,141	2,636
2.201% due 02/25/2045 •	11	11

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	7,800	8,041

AREIT Trust
2.726% due 04/15/2037 •	44,300	44,982

Ashford Hospitality Trust
1.106% due 06/15/2035 •	50,900	50,931

Banc of America Alternative Loan Trust
6.000% due 11/25/2035 ^	448	445
6.000% due 07/25/2046 ^	1,030	993

Banc of America Commercial Mortgage Trust
3.705% due 09/15/2048	30,450	33,378

Banc of America Funding Trust
0.209% due 04/25/2037 ^•	188	174
0.319% due 04/25/2037 ^•	1,594	1,493
0.491% due 10/20/2036 •	8,577	7,212
0.491% due 12/20/2046 ^•	1,310	1,302
0.509% due 05/25/2037 ^•	3,012	2,769
0.691% due 05/20/2035 ^•	363	343
0.711% due 02/20/2035 •	43	44
2.371% due 03/20/2036 ~	189	182
2.529% due 11/20/2035 ^~	1,123	1,102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.640% due 03/20/2036 ~	$121	$112
2.802% due 10/20/2046 ^~	1,375	1,252
2.809% due 09/20/2034 ~	84	86
2.882% due 02/20/2036 ^~	1,753	1,711
2.898% due 11/20/2034 ~	1,891	1,895
2.966% due 09/20/2046 ^~	1,253	1,199
2.998% due 03/20/2035 ~	26	26
3.044% due 09/20/2047 ^~	2,018	1,798
3.128% due 05/25/2035 ~	22	22
3.143% due 05/20/2036 ^~	557	543
3.177% due 10/20/2046 ^~	1,326	1,161
3.376% due 01/20/2047 ^~	52	50
3.487% due 04/20/2036 ^~	1,720	1,710
5.500% due 09/25/2034	1,691	1,675
5.750% due 10/25/2035	1,159	1,152
5.750% due 09/25/2036	842	871
5.753% due 10/25/2036 ^þ	375	369
5.837% due 01/25/2037 ^þ	333	330
5.888% due 04/25/2037 ^þ	1,112	1,126
6.000% due 09/25/2036	2,081	2,187
6.000% due 09/25/2036 ^	108	108
6.000% due 09/25/2036 •	129	126
6.000% due 03/25/2037 ^	4,924	4,443
6.000% due 08/25/2037 ^	4,115	3,948

Banc of America Mortgage Trust
2.371% due 02/25/2035 ~	208	207
2.560% due 02/25/2035 ~	653	676
2.613% due 11/25/2035 ^~	224	227
2.885% due 07/25/2034 ~	50	51
2.896% due 01/25/2036 ~	1,154	1,063
3.034% due 09/25/2033 ~	312	316
3.133% due 07/25/2035 ^~	319	320
3.136% due 07/25/2035 ~	859	762
3.150% due 08/25/2035 ^~	2,297	2,310
3.362% due 07/20/2032 ~	26	27
3.543% due 07/25/2035 ~	118	114
3.774% due 05/25/2034 ~	149	152
4.403% due 05/25/2033 ~	166	173
5.500% due 05/25/2037 ^	290	257
6.000% due 07/25/2046 ^•	494	474

BANK
2.403% due 03/15/2063	54,030	54,421
2.649% due 01/15/2063	76,897	78,942
3.071% due 08/15/2061	3,200	3,463

Barclays Commercial Mortgage Securities Trust
2.595% due 02/15/2053	3,010	3,167
2.639% due 02/15/2053	8,250	8,462
4.314% due 12/15/2051	7,000	8,000

Bayview Commercial Asset Trust
0.754% due 08/25/2034 •	128	126

BCAP LLC Trust
0.270% due 11/26/2036 •	977	966
0.290% due 11/26/2036 •	11,934	11,744
0.319% due 05/25/2047 •	54	52
0.329% due 05/25/2047 ^•	6,354	6,496

48	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.530% due 07/26/2036 ~	$469	$468
1.240% due 01/26/2047 •	6,377	6,013
1.340% due 11/26/2046 •	705	713
3.065% due 05/26/2036 ~	3,499	2,721
3.227% due 03/26/2037 ~	1,761	1,551
3.325% due 08/26/2036 ~	9,174	7,027
3.365% due 07/26/2036 ~	1,141	1,146
3.558% due 07/26/2036 ~	518	489
4.852% due 03/26/2037 þ	10,880	10,991
5.250% due 06/26/2036	34,469	20,034
5.250% due 04/26/2037	15,089	11,084
5.250% due 04/26/2037 ~	4,074	4,067
5.250% due 06/26/2037	1,681	1,674
5.500% due 11/25/2034 ^	2,417	2,351
5.697% due 10/26/2037 ~	2,405	2,237

BDS Ltd.
1.406% due 09/15/2035 •	27,142	27,293

Bear Stearns Adjustable Rate Mortgage Trust
2.323% due 01/25/2034 ~	1,020	1,051
2.370% due 02/25/2036 •	1,375	1,427
2.375% due 01/25/2034 ~	17	17
2.410% due 10/25/2035 •	4,466	4,559
2.500% due 04/25/2033 ~	13	14
2.591% due 04/25/2033 ~	484	499
2.625% due 10/25/2034 ~	16	17
2.664% due 05/25/2034 ~	5	5
2.756% due 01/25/2035 ~	49	50
2.772% due 01/25/2034 ~	655	679
2.781% due 11/25/2030 ~	765	762
2.799% due 02/25/2047 ~	1,698	1,678
2.826% due 02/25/2033 ~	15	14
2.847% due 03/25/2035 ~	1,400	1,394
2.851% due 04/25/2034 ~	645	641
2.875% due 04/25/2033 ~	126	131
2.876% due 02/25/2034 ~	301	306
3.043% due 10/25/2035 ~	10,893	11,173
3.056% due 02/25/2036 ^~	3,843	3,820
3.121% due 11/25/2034 ~	1,327	1,331
3.139% due 08/25/2033 ~	5	5
3.146% due 05/25/2033 ~	263	265
3.173% due 03/25/2035 ~	109	109
3.220% due 08/25/2035 ^~	3,387	3,367
3.236% due 02/25/2036 ^~	292	283
3.268% due 07/25/2034 ~	72	75
3.424% due 09/25/2034 ~	634	646
3.432% due 06/25/2035 ^~	193	192
3.466% due 05/25/2047 ^~	9,697	9,632
3.488% due 07/25/2034 ~	79	77
3.549% due 08/25/2035 ~	344	332
3.615% due 06/25/2047 ^~	13,487	13,504
4.338% due 01/25/2035 ~	231	240

Bear Stearns ALT-A Trust
0.429% due 02/25/2034 •	1,311	1,275
0.429% due 08/25/2036 ^•	7,219	6,767
0.429% due 01/25/2047 ^•	2,546	2,365

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.449% due 08/25/2036 ^•	$14,341	$13,429
0.509% due 02/25/2034 •	18	18
0.549% due 04/25/2035 •	106	106
0.589% due 02/25/2036 •	1,145	1,154
2.010% due 02/25/2034 ~	92	88
2.499% due 04/25/2035 ~	4	4
2.547% due 05/25/2035 ~	77	78
2.617% due 01/25/2035 ~	1,755	1,337
2.726% due 01/25/2036 ^~	5,888	6,142
2.762% due 05/25/2035 ~	28,982	29,605
2.821% due 03/25/2036 ^~	2,687	2,389
2.839% due 12/25/2033 ~	504	520
2.967% due 02/25/2036 ^~	803	683
2.992% due 09/25/2034 ~	246	253
2.996% due 08/25/2034 ~	29	31
3.008% due 03/25/2036 ~	9,079	6,236
3.033% due 09/25/2035 ^~	14,100	11,216
3.076% due 02/25/2034 ~	1,004	1,080
3.136% due 11/25/2035 ^~	3,569	2,782
3.190% due 08/25/2036 ^~	4,736	4,110
3.215% due 11/25/2036 ~	803	624
3.256% due 11/25/2036 ^~	1,971	1,354
3.279% due 12/25/2046 ^~	359	284
3.306% due 05/25/2036 ^~	5,306	3,762
3.343% due 03/25/2036 ^~	5,509	4,808
3.393% due 11/25/2036 ^~	3,825	2,637
3.394% due 05/25/2036 ^~	5,705	3,969
3.453% due 08/25/2036 ^~	46	31
3.544% due 10/25/2033 ~	12	13
4.419% due 07/25/2035 ^~	6,875	5,901

Bear Stearns Mortgage Funding Trust
0.269% due 12/25/2046 •	17,004	16,626

Bear Stearns Mortgage Securities, Inc.
2.820% due 06/25/2030 ~	3	3

Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~	1,448	1,250
2.886% due 12/26/2046 ^~	1,557	1,355

BellaVista Mortgage Trust
0.610% due 05/20/2045 •	13	10

Benchmark Mortgage Trust
2.700% due 02/15/2053	9,800	10,411
4.016% due 03/15/2052	32,609	36,663
4.232% due 01/15/2052	36,036	41,059

BFLD Trust
1.256% due 10/15/2035 •	14,300	14,448

CD Mortgage Trust
3.431% due 08/15/2050	5,207	5,669

Chase Mortgage Finance Trust
2.806% due 01/25/2036 ^~	5,315	4,898
2.811% due 02/25/2037 ~	17	18
2.970% due 12/25/2035 ^~	1,218	1,201
3.042% due 03/25/2037 ^~	2,287	2,275
3.046% due 12/25/2035 ^~	3,321	3,319
3.046% due 12/25/2035 ~	5,688	5,686

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	49

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.175% due 02/25/2037 ~	$9	$10
3.204% due 02/25/2037 ~	173	182
3.219% due 03/25/2037 ^~	99	100
3.262% due 09/25/2036 ^~	39	36
3.372% due 09/25/2036 ^~	327	297
3.398% due 02/25/2037 ~	1,644	1,722
3.440% due 02/25/2037 ~	114	115
5.500% due 12/25/2022 ^	4,456	2,680
5.500% due 03/25/2037	24	16
6.000% due 11/25/2036 ^	1,222	834
6.000% due 02/25/2037 ^	627	367
6.000% due 03/25/2037 ^	635	453

ChaseFlex Trust
0.609% due 06/25/2035 •	1,756	501
5.000% due 07/25/2037 ^	1,316	941
6.000% due 02/25/2037 ^	1,412	827

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
0.259% due 08/25/2037 •	4,961	4,461
0.449% due 08/25/2037 •	5,073	4,647
4.126% due 08/25/2037 ^þ	808	778

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.259% due 01/25/2036 •	476	446
0.289% due 05/25/2036 •	647	614
0.359% due 08/25/2035 •	232	238
0.584% due 07/25/2036 •	410	397

CIM Trust
3.015% due 06/25/2057 ~	11,371	11,387

Citicorp Mortgage Securities Trust
5.500% due 02/25/2026	18	18
5.500% due 04/25/2037	53	56
6.000% due 08/25/2036	406	418
6.000% due 04/25/2037	9,451	9,548

Citigroup Commercial Mortgage Trust
1.206% due 07/15/2030 •	3,631	3,609
3.209% due 05/10/2049	17,500	18,847
3.778% due 09/10/2058	21,895	24,076

Citigroup Global Markets Mortgage Securities, Inc.
0.609% due 05/25/2032 •	37	35

Citigroup Mortgage Loan Trust
0.000% due 02/25/2058 ~(a)	54,254	268
0.000% due 02/25/2058 ~	39	30
0.000% due 09/25/2064 ~	20	20
0.110% due 02/25/2058 ~(a)	25,408	164
0.179% due 01/25/2037 •	325	295
0.750% due 02/25/2058 ~(a)	13,817	390
0.909% due 08/25/2035 ^•	1,376	1,285
2.529% due 04/25/2037 ^~	1,243	1,113
2.530% due 10/25/2035 •	4,104	4,157
2.541% due 08/25/2035 ~	3,018	2,662
2.618% due 10/25/2046 ^~	2,063	2,035
2.921% due 07/25/2046 ^~	2,550	2,506
3.056% due 08/25/2035 ~	5,561	5,780
3.139% due 02/25/2058 ~	14,254	11,939

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.227% due 03/25/2037 ^~	$1,205	$1,148
4.244% due 09/25/2064 ~	41,841	38,961
6.250% due 11/25/2037 ~	2,588	1,715

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •	613	625
2.261% due 02/25/2034 ~	400	411
3.027% due 12/25/2035 ^~	1,219	856
3.069% due 05/25/2035 ~	496	514
5.500% due 11/25/2035 ^	1,236	1,255

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.846% due 09/25/2035 ~	10,460	9,801

CitiMortgage Alternative Loan Trust
6.000% due 09/25/2036	287	279
6.000% due 06/25/2037 ^	677	678

Commercial Mortgage Trust
2.950% due 08/15/2057	7,700	8,078
3.091% due 10/10/2049	10,964	11,758
3.142% due 02/10/2048	3,021	3,130
3.510% due 09/10/2050	19,203	21,016
3.545% due 02/10/2036	40,182	43,408
3.590% due 11/10/2047	20,803	22,504
3.611% due 08/10/2049 ~	14,175	15,190
4.219% due 07/10/2045 ~	13,421	14,353
4.228% due 05/10/2051	45,152	51,121

Community Program Loan Trust
4.500% due 04/01/2029	1,572	1,576

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,005	798
6.000% due 08/25/2037 ^~	2,396	1,678

Countrywide Alternative Loan Trust
0.279% due 01/25/2037 ^•	40	55
0.289% due 11/25/2036 •	11,301	12,009
0.299% due 07/25/2046 ^•	1,101	1,041
0.301% due 09/20/2046 •	1,629	1,474
0.309% due 04/25/2047 •	10,476	9,586
0.359% due 10/25/2046 ^•	117	90
0.369% due 07/25/2046 ^•	462	315
0.449% due 11/25/2036 •	90	116
0.449% due 06/25/2046 •	34	50
0.459% due 05/25/2036 ^•	2,477	1,166
0.459% due 08/25/2036 ^•	1,270	678
0.459% due 05/25/2037 ^•	142	51
0.489% due 09/25/2046 ^•	7,052	6,831
0.529% due 05/25/2035 •	94	91
0.529% due 07/25/2046 ^•	161	150
0.571% due 07/20/2035 •	28	28
0.609% due 04/25/2036 •	6,552	2,334
0.609% due 09/25/2046 ^•	898	749
0.629% due 12/25/2035 •	540	511
0.629% due 07/25/2036 •	16,429	14,688
0.649% due 01/25/2036 •	396	395
0.659% due 08/25/2034 •	12	11
0.659% due 10/25/2036 ^•	2,159	1,075

50	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.669% due 12/25/2035 •	$21	$20
0.689% due 06/25/2034 •	1,390	1,419
0.689% due 11/25/2035 •	479	357
0.689% due 02/25/2036 ^•	1,308	1,280
0.711% due 11/20/2035 •	14	13
0.769% due 09/25/2035 •	528	410
0.789% due 10/25/2035 •	1,728	1,214
0.809% due 10/25/2035 ^•	882	664
0.909% due 12/25/2035 ^•	1,259	1,040
1.209% due 02/25/2036 ^•	2,847	2,340
1.259% due 12/25/2035 •	242	227
1.259% due 02/25/2036 •	340	324
1.359% due 08/25/2035 ^•	14	13
1.409% due 10/25/2035 ^•	11,404	8,973
1.639% due 11/25/2047 ^•	3,324	2,983
1.649% due 11/25/2035 •	204	187
1.684% due 06/25/2034 •	8,402	8,423
1.739% due 01/25/2036 •	32	32
2.683% due 10/25/2035 ^~	159	141
2.920% due 11/25/2035 ^~	631	604
3.038% due 02/25/2037 ^~	10,070	10,055
5.250% due 06/25/2035 ^	376	362
5.500% due 07/25/2035 ^	1,454	1,136
5.500% due 11/25/2035 ^	3,256	2,532
5.500% due 11/25/2035	1,784	1,429
5.500% due 12/25/2035 ^	1,231	1,045
5.500% due 02/25/2036 ^	1,106	898
5.750% due 03/25/2037 ^•	655	522
5.750% due 07/25/2037 ^	128	105
6.000% due 10/25/2033	259	265
6.000% due 03/25/2035 ^	153	106
6.000% due 04/25/2036 ^	993	632
6.000% due 05/25/2036 ^	1,032	700
6.000% due 06/25/2036	8,267	6,364
6.000% due 06/25/2036 ^	678	522
6.000% due 08/25/2036 ^	2,124	1,715
6.000% due 08/25/2036 ^•	1,039	840
6.000% due 11/25/2036 ^	57	46
6.000% due 02/25/2037 ^	5,705	3,788
6.000% due 02/25/2037	298	223
6.000% due 03/25/2037 ^	1,367	817
6.000% due 04/25/2037 ^	3,191	2,232
6.000% due 05/25/2037 ^	301	199
6.000% due 08/25/2037 ^	6,167	5,045
6.250% due 12/25/2033	19	19
6.250% due 11/25/2036 ^	455	401
6.250% due 08/25/2037 ^	2,254	1,725
6.500% due 05/25/2036 ^	1,975	1,421
6.500% due 09/25/2036	897	711
6.500% due 08/25/2037 ^	6,923	4,280
6.500% due 09/25/2037 ^	1,589	962
19.501% due 07/25/2035 •	709	820

Countrywide Home Loan Mortgage Pass-Through Trust
0.649% due 03/25/2035 •	317	309
0.689% due 04/25/2035 •	111	107
0.749% due 03/25/2035 •	116	110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.769% due 02/25/2035 •	$559	$550
0.789% due 02/25/2035 •	114	106
0.789% due 03/25/2036 •	168	99
0.809% due 02/25/2036 ^•	44	22
0.869% due 09/25/2034 •	40	40
1.219% due 04/25/2046 ^•	5,898	2,534
2.013% due 06/19/2031 ~	32	32
2.109% due 02/20/2036 ^•	14	14
2.125% due 07/19/2031 ~	16	16
2.195% due 02/20/2036 ^•	4,512	4,014
2.207% due 02/20/2036 ^•	66	64
2.241% due 02/25/2034 ~	16	16
2.241% due 07/20/2034 ~	85	85
2.417% due 10/20/2035 ~	104	100
2.454% due 10/25/2035 ^~	1,654	1,475
2.619% due 04/25/2035 ^~	71	58
2.629% due 07/25/2034 ~	577	583
2.725% due 10/25/2033 •	820	823
2.742% due 04/20/2036 ^~	462	427
2.744% due 12/19/2033 ~	13	13
2.769% due 11/25/2034 ~	1,987	2,011
2.769% due 04/20/2035 ~	166	176
2.770% due 11/20/2034 ~	104	107
2.834% due 11/20/2034 ~	1,561	1,586
2.837% due 02/25/2047 ^~	439	421
2.907% due 02/20/2036 ^~	72	59
2.980% due 06/20/2034 ~	251	257
2.987% due 08/25/2034 ^~	659	624
3.005% due 05/20/2036 ^~	869	899
3.022% due 04/25/2035 ^~	231	214
3.023% due 09/25/2047 ^~	1,096	1,056
3.024% due 08/25/2034 ^~	335	327
3.044% due 03/25/2037 ^~	445	419
3.115% due 08/25/2034 ^~	1	1
3.115% due 08/25/2034 ~	32	32
3.196% due 11/25/2037 ~	2,745	2,483
3.470% due 05/20/2036 ^~	8,053	7,798
4.500% due 09/25/2035	716	705
5.000% due 09/25/2035 ^	22	18
5.500% due 01/25/2035	296	301
5.500% due 09/25/2035 ^	642	647
5.500% due 10/25/2035 ^	1,862	1,548
5.500% due 11/25/2035 ^	704	557
5.750% due 12/25/2035 ^	1,328	988
5.750% due 02/25/2037 ^	1,081	789
5.750% due 07/25/2037 ^	528	411
6.000% due 05/25/2036 ^	1,519	1,111
6.000% due 07/25/2036	3,645	2,794
6.000% due 12/25/2036 ^	112	75
6.000% due 02/25/2037	556	416
6.000% due 02/25/2037 ^	5,934	5,842
6.000% due 07/25/2037 ^	697	507
6.000% due 09/25/2037 ^	316	235
6.250% due 09/25/2036 ^	877	593
6.250% due 02/25/2038 ^	1,169	890

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	51

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Reperforming REMIC Trust
0.449% due 06/25/2035 •	$1,326	$1,271
4.823% due 01/25/2034 ^~	276	276
6.500% due 11/25/2034 ^	386	387
7.500% due 11/25/2034	180	189
7.500% due 06/25/2035 ^	624	667

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1
0.798% due 03/25/2032 ~	255	244
1.259% due 09/25/2034 ^•	952	1,039
4.946% due 06/25/2032 ~	15	16
5.500% due 09/25/2035	2,689	2,323
7.500% due 05/25/2032	45	48
7.500% due 12/25/2032	1	1

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
0.849% due 06/25/2034 •	185	186
1.803% due 10/25/2033 ~	38	38
2.595% due 07/25/2033 ~	632	649
3.158% due 05/25/2034 ~	986	1,022
5.500% due 10/25/2035	633	461
6.000% due 11/25/2035 ^	16	15

Credit Suisse Mortgage Capital Certificates
3.086% due 04/26/2038 ~	423	424
3.180% due 07/27/2037 ~	9,602	10,092
3.811% due 04/28/2037 ~	5,193	5,346

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	1,049	441
5.837% due 04/25/2037 ~	18,039	6,800
5.863% due 02/25/2037 ^~	3,012	1,079
6.000% due 07/25/2036	975	752
6.000% due 04/25/2037 ^	1,001	607
7.000% due 08/25/2037 ^~	5,212	4,158

Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2057 (h)	155	155
0.000% due 01/25/2058 (h)	202	202
0.000% due 04/25/2058 (a)	8	8
0.610% due 05/27/2037 •	396	396
1.456% due 10/15/2037 •	6,600	6,648
2.257% due 08/15/2037	13,600	13,859
2.500% due 07/25/2057 ~	286,922	297,822
3.065% due 06/25/2048 ~	576,695	570,410
3.079% due 07/25/2057 ~	13,193	11,446
3.099% due 07/25/2057 ~	168,843	120,082
3.199% due 06/01/2050 ~	746,145	765,417
3.650% due 01/25/2058 ~	140,978	133,879
3.724% due 04/25/2058 ~	323,168	332,280

CRSNT Commercial Mortgage Trust
0.930% due 04/15/2036 •(c)	39,401	39,401

CSAIL Commercial Mortgage Trust
3.329% due 06/15/2052	5,955	6,374
3.903% due 03/15/2052	2,200	2,459

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.209% due 08/25/2037 ^•		$3,291	$2,750
0.349% due 08/25/2036 ^•		2,708	2,627
0.349% due 01/25/2047 •		3,880	3,504
0.439% due 02/25/2036 •		9,504	9,602
2.611% due 10/25/2035 ~		805	717
5.500% due 12/25/2035 ^		798	776

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.209% due 10/25/2036 ^•		8	6
6.005% due 10/25/2036 ^~		497	488
6.369% due 10/25/2036 ^þ		655	641
6.386% due 10/25/2036 ^þ		655	641
6.800% due 07/25/2036 ^þ		644	628

Deutsche Mortgage & Asset Receiving Corp.
0.573% due 11/27/2036 •		2,880	2,854

Downey Savings & Loan Association Mortgage Loan Trust
0.290% due 04/19/2047 ^•		651	603
0.930% due 09/19/2044 •		58	57
2.685% due 07/19/2044 ~		16	15

EMF-NL Prime BV
0.248% due 04/17/2041 •	EUR	4,456	5,026

Eurosail PLC
0.948% due 10/17/2040 •		1,439	1,696

Finsbury Square PLC
1.349% due 06/16/2070 •	GBP	43,652	60,765

First Horizon Alternative Mortgage Securities Trust
0.479% due 02/25/2037 •		$19	6
2.296% due 08/25/2034 ~		195	202
2.687% due 08/25/2035 ^~		1,253	1,172
2.859% due 03/25/2035 ~		28	22
5.500% due 05/25/2035 ~		1,677	1,454
6.000% due 07/25/2036 ^		1,423	990
6.250% due 08/25/2037 ^		519	344

First Horizon Mortgage Pass-Through Trust
0.379% due 02/25/2035 •		6	5
2.625% due 11/25/2034 ~		193	196
2.830% due 10/25/2035 ~		281	299
2.877% due 01/25/2037 ^~		24	20
2.906% due 09/25/2035 ~		1,270	1,308
2.937% due 11/25/2037 ^~		1,816	1,330
2.978% due 10/25/2035 ^~		2,649	2,670
3.007% due 11/25/2035 ^~		680	635
3.263% due 08/25/2035 ~		647	533
3.514% due 10/25/2036 ~		352	306
5.250% due 05/25/2021 ^		303	219

First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		55	57

GMAC Mortgage Corp. Loan Trust
2.899% due 04/19/2036 ^~		1,857	1,783
3.464% due 05/25/2035 ~		1,264	1,260
4.451% due 06/19/2035 ~		130	130

52	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Great Hall Mortgages PLC
0.000% due 03/18/2039 •	EUR	896	$1,044
0.211% due 03/18/2039 •	GBP	26,104	35,604
0.221% due 06/18/2039 •		7,775	10,553
0.320% due 06/18/2039 •		$11,978	11,719

GreenPoint Mortgage Funding Trust
0.309% due 10/25/2046 ^•		445	398
0.449% due 10/25/2046 ^•		676	540
0.549% due 06/25/2045 •		382	359
0.649% due 04/25/2036 ^•		29	52
0.649% due 11/25/2045 •		283	255

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		18,300	18,232

GS Mortgage Securities Trust
1.929% due 11/10/2045 ~(a)		36,040	798
2.500% due 07/25/2059 ~		169,069	174,493
3.199% due 10/10/2031		8,510	8,581
3.621% due 10/10/2035		13,200	14,148

GSC Capital Corp. Mortgage Trust
0.469% due 05/25/2036 ^•		139	136

GSMPS Mortgage Loan Trust
0.459% due 09/25/2035 •		4,185	3,545
7.500% due 06/25/2043		2,067	2,281

GSR Mortgage Loan Trust
0.409% due 07/25/2035 •		106	96
0.459% due 01/25/2034 •		23	22
1.840% due 03/25/2033 •		14	14
1.920% due 04/25/2032 •		48	43
2.375% due 04/25/2035 ~		291	306
2.681% due 04/25/2035 ~		176	177
2.707% due 04/25/2036 ~		40	33
2.752% due 03/25/2037 ^~		3,415	2,809
2.871% due 05/25/2035 ~		444	453
2.873% due 11/25/2035 ~		8,496	8,537
2.978% due 09/25/2035 ~		20	20
3.018% due 01/25/2036 ^~		72	74
3.040% due 06/25/2034 ~		157	158
3.049% due 05/25/2035 ~		15	14
3.062% due 11/25/2035 ^~		1,821	1,364
3.211% due 11/25/2035 ~		8	8
3.259% due 07/25/2035 ~		15	15
5.000% due 05/25/2036 ^		46	252
5.000% due 05/25/2037 ^		4	4
5.500% due 06/25/2035		1,377	1,487
5.500% due 06/25/2036 ^		607	662
6.000% due 08/25/2021 ^		15	15
6.000% due 03/25/2032		6	6
6.000% due 11/25/2035		700	460
6.000% due 11/25/2035 ^		8,427	5,228
6.000% due 02/25/2036 ^		3,656	2,626
6.000% due 01/25/2037 ^		693	600
6.000% due 03/25/2037 ^		21	16
6.000% due 07/25/2037 ^		171	148
6.250% due 09/25/2036 ^		410	415
6.500% due 09/25/2036 ^		2,220	1,387

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
0.510% due 09/19/2046 ^•		$2,518	$2,305
0.550% due 05/19/2035 •		7,587	7,322
0.590% due 06/19/2035 •		1,026	1,025
0.670% due 06/19/2034 •		392	410
0.710% due 04/19/2034 •		432	417
0.750% due 01/19/2035 •		1,061	1,014
0.810% due 01/19/2035 •		1,480	1,366
0.830% due 01/19/2035 •		96	96
0.910% due 11/19/2034 •		178	173
1.109% due 10/25/2037 •		960	1,021
2.188% due 04/19/2034 ~		10	10
2.307% due 06/19/2045 ^•		9,926	5,847
2.732% due 12/19/2035 ^~		887	862
3.088% due 08/19/2036 ^~		351	362
3.418% due 07/19/2035 ^~		228	195
3.501% due 06/19/2036 ^~		4,512	2,748
3.812% due 06/19/2036 ^~		2,593	1,755

Hawksmoor Mortgage Funding PLC
1.100% due 05/25/2053 •	GBP	6,651	9,203

Hilton USA Trust
2.828% due 11/05/2035		$33,800	33,879

HomeBanc Mortgage Trust
0.629% due 01/25/2036 •		930	919
0.849% due 12/25/2034 •		1,257	1,327
0.969% due 08/25/2029 •		793	781
2.898% due 04/25/2037 ^~		34	35

HSI Asset Securitization Corp. Trust
0.549% due 11/25/2035 •		11,824	11,152

Impac CMB Trust
0.849% due 11/25/2034 •		672	680
0.869% due 10/25/2033 •		6	7
0.889% due 10/25/2034 •		224	227
5.177% due 09/25/2034 þ		142	146

Impac Secured Assets Trust
3.365% due 07/25/2035 ~		412	361

IndyMac Adjustable Rate Mortgage Trust
1.762% due 01/25/2032 ~		96	96
1.810% due 01/25/2032 ~		52	51

IndyMac Mortgage Loan Trust
0.249% due 04/25/2037 •		43	43
0.289% due 02/25/2037 •		11,401	11,492
0.289% due 02/25/2037 ^•		1,963	1,946
0.309% due 11/25/2046 •		399	379
0.409% due 06/25/2037 ^•		869	479
0.529% due 05/25/2046 •		77	75
0.569% due 04/25/2035 •		104	97
0.589% due 07/25/2035 •		1,166	1,136
0.709% due 11/25/2035 ^•		387	277
0.749% due 07/25/2045 •		38	34
0.889% due 05/25/2034 •		2	2
0.909% due 11/25/2034 •		30	29
0.929% due 11/25/2034 ^•		782	726
2.580% due 01/25/2036 ^~		184	182

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	53

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.605% due 08/25/2035 ~	$25	$25
2.697% due 01/25/2035 ~	62	62
2.811% due 10/25/2035 ~	325	289
2.873% due 05/25/2036 ~	2,249	2,158
2.910% due 12/25/2034 ~	58	60
2.911% due 10/25/2034 ~	1,449	1,476
2.939% due 06/25/2037 ^~	1,716	1,593
2.941% due 03/25/2036 ^~	2,087	1,887
2.987% due 09/25/2035 ^~	8,034	7,727
2.987% due 12/25/2035 ~	2,565	2,463
2.994% due 08/25/2035 ~	377	350
2.994% due 08/25/2035 ^~	321	292
3.024% due 07/25/2037 ~	1,148	940
3.043% due 01/25/2036 ^~	3,100	3,069
3.044% due 04/25/2037 ^~	7,632	7,039
3.048% due 06/25/2037 ~	5,413	3,672
3.102% due 01/25/2036 ~	3,665	3,635
3.104% due 08/25/2036 ~	1,084	1,048
3.121% due 04/25/2037 ~	4,978	4,786
3.180% due 02/25/2035 ~	323	314
6.250% due 11/25/2037 ^	984	644

JP Morgan Alternative Loan Trust
0.389% due 03/25/2037 •	1,148	1,178
2.740% due 12/25/2036 ~	4,546	4,446
3.424% due 05/25/2037 ^~	3,841	3,584
5.692% due 05/26/2037 ~	21,734	18,306
6.550% due 05/25/2036 þ	56	57

JP Morgan Chase Commercial Mortgage Securities Trust
1.106% due 06/15/2032 •	2,797	2,802
3.474% due 12/15/2049 ~	6,700	7,227
3.648% due 12/15/2049 ~	8,606	9,446

JP Morgan Mortgage Trust
1.907% due 02/25/2034 ~	190	191
2.149% due 11/25/2033 ~	5	5
2.161% due 06/25/2035 ~	1,057	1,120
2.509% due 07/25/2035 ~	102	106
2.511% due 02/25/2036 ^~	43	38
2.578% due 07/25/2035 ~	67	69
2.602% due 10/25/2036 ~	67	58
2.635% due 10/25/2035 ^~	410	359
2.785% due 04/25/2036 ^~	2,216	2,031
2.818% due 10/25/2035 ^~	1,033	941
2.855% due 04/25/2036 ^~	1,770	1,756
2.855% due 04/25/2036 ~	2,021	2,066
2.920% due 09/25/2035 ~	81	77
2.920% due 11/25/2035 ^~	1,423	1,325
2.920% due 02/25/2036 ^~	8,283	7,353
2.924% due 11/25/2035 ^~	811	785
2.931% due 12/25/2037 ~	79	70
2.933% due 07/25/2035 ~	860	873
2.964% due 07/25/2035 ~	177	176
2.995% due 08/25/2035 ~	1,445	1,494
3.016% due 08/25/2035 ~	544	552
3.020% due 06/25/2035 ~	1,809	1,894

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.035% due 06/25/2035 ~		$228	$203
3.051% due 07/27/2037 ~		6,864	6,766
3.061% due 10/25/2035 ~		4,662	4,873
3.103% due 04/25/2037 ^~		245	227
3.130% due 10/25/2036 ^~		22	20
3.130% due 10/25/2036 ~		12,264	11,213
3.155% due 07/25/2035 ~		506	516
3.157% due 08/25/2036 ^~		1,531	1,393
3.163% due 08/25/2035 ^~		948	898
3.171% due 07/25/2035 ~		2,695	2,740
3.253% due 05/25/2036 ~		1,730	1,602
3.274% due 07/25/2035 ~		17	18
3.369% due 10/25/2036 ^~		1,715	1,495
3.371% due 10/25/2035 ~		5,507	5,288
5.500% due 03/25/2022 ^		29	29
5.500% due 07/25/2036 ^		574	444
5.750% due 01/25/2036 ^		19	13
6.500% due 07/25/2036 ^		3,018	1,836
6.500% due 08/25/2036 ^		434	251

JPMDB Commercial Mortgage Securities Trust
3.057% due 11/13/2052		7,900	8,358

JPMorgan Mortgage Trust
2.943% due 04/25/2035 ~		62	65

Kirkby RMBS PLC
0.000% due 02/22/2045 ~	GBP	2	8,374
0.860% due 02/22/2045 •		100,007	135,104
2.060% due 02/22/2045 •		29,232	38,227
2.250% due 02/22/2045		9,470	9,432

Lavender Trust
6.250% due 10/26/2036		$4,423	3,220

Lehman Mortgage Trust
0.429% due 08/25/2036 ^•		4,501	3,276
0.759% due 06/25/2037 ^•		368	332
5.000% due 12/25/2035 ^		4	4
5.062% due 12/25/2035 ~		3,423	1,122
5.185% due 01/25/2036 ^~		1,788	1,810
5.500% due 01/25/2036		729	555
5.956% due 04/25/2036 ^~		630	532
6.000% due 07/25/2036 ^		4,460	3,152

Lehman XS Trust
0.299% due 11/25/2046 •		203	192
0.362% due 03/25/2047 ^•		85	148
0.509% due 08/25/2046 •		7,631	7,521
0.509% due 08/25/2046 ^•		859	847

Luminent Mortgage Trust
0.269% due 11/25/2036 ^•		180	173
0.469% due 12/25/2036 ^•		2,551	2,461
0.509% due 02/25/2046 •		54	46
0.829% due 04/25/2036 •		8,677	7,856

Manhattan West Mortgage Trust
2.130% due 09/10/2039		47,900	48,199

MASTR Adjustable Rate Mortgages Trust
0.309% due 05/25/2047 •		335	397
0.319% due 04/25/2046 •		3,419	3,149

54	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.589% due 05/25/2037 •	$805	$475
0.709% due 05/25/2047 ^•	452	792
2.384% due 07/25/2035 ^~	447	432
2.408% due 12/25/2033 ~	45	47
2.474% due 12/25/2034 ~	1,813	1,783
2.618% due 03/25/2035 ~	288	284
2.851% due 05/25/2034 ~	83	85
2.957% due 12/25/2033 ~	20	20
3.366% due 10/25/2034 ~	1,160	1,159
3.806% due 10/25/2032 ~	98	100

MASTR Alternative Loan Trust
0.509% due 03/25/2036 ^•	6,859	390

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	270	233

MASTR Reperforming Loan Trust
0.469% due 07/25/2035 ^•	2,658	1,259
7.000% due 08/25/2034	1,734	1,478
7.000% due 05/25/2035	488	440

MASTR Seasoned Securitization Trust
6.500% due 08/25/2032 ~	1,685	1,746

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.806% due 11/15/2031 •	1,145	1,166
0.846% due 09/15/2030 •	442	447
0.986% due 11/15/2031 •	22	22

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.966% due 08/15/2032 •	55	52
2.610% due 10/20/2029 •	986	999

Merrill Lynch Alternative Note Asset Trust
0.219% due 03/25/2037 •	840	331
0.409% due 03/25/2037 •	2,223	885
3.101% due 06/25/2037 ^~	1,075	818
6.000% due 03/25/2037	1,046	191

Merrill Lynch Mortgage Investors Trust
0.455% due 04/25/2029 •	259	258
0.609% due 11/25/2035 •	11	11
0.729% due 10/25/2028 •	26	26
0.769% due 06/25/2028 •	468	472
0.769% due 09/25/2029 •	35	35
0.769% due 11/25/2029 •	120	119
0.849% due 03/25/2028 •	16	15
0.864% due 10/25/2028 •	23	23
0.889% due 03/25/2028 •	6	6
0.925% due 11/25/2029 •	92	94
1.701% due 12/25/2032 ~	120	118
1.925% due 02/25/2033 ~	11	11
2.123% due 05/25/2033 ~	1,895	1,946
2.311% due 05/25/2036 ~	556	554
2.421% due 12/25/2035 ~	239	235
2.432% due 02/25/2034 ~	4	4
2.649% due 11/25/2035 •	1,791	1,811
2.684% due 12/25/2035 ~	511	500
2.694% due 06/25/2037 ~	405	417

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.708% due 12/25/2034 ~		$19	$20
2.787% due 02/25/2035 ~		2,585	2,616
2.818% due 07/25/2035 ^~		226	222
2.910% due 09/25/2035 ~		1,122	1,130
3.187% due 08/25/2034 ~		362	374
3.199% due 09/25/2035 ^~		6,005	5,643
3.544% due 06/25/2035 ~		3,116	3,180
3.868% due 05/25/2033 ~		7	7

MF1 Multifamily Housing Mortgage Loan Trust
0.958% due 07/15/2036 •		51,013	51,185

Morgan Stanley Bank of America Merrill Lynch Trust
3.732% due 05/15/2048		9,229	10,141

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~		17,000	17,031
4.071% due 03/15/2052		3,635	4,079

Morgan Stanley Mortgage Loan Trust
0.369% due 03/25/2036 •		876	675
0.389% due 01/25/2036 •		8,117	5,557
0.399% due 12/25/2035 •		23	20
0.419% due 01/25/2035 •		4	4
0.429% due 01/25/2035 •		1,741	1,744
2.077% due 06/25/2036 ~		106	111
2.388% due 07/25/2035 ^~		61	59
2.681% due 07/25/2035 ^~		5,112	4,801
2.853% due 06/25/2037 ~		3,158	2,390
3.014% due 07/25/2035 ~		244	238
3.064% due 11/25/2037 ~		8,859	7,697
3.472% due 09/25/2035 ^~		1,529	748
3.481% due 06/25/2036 ~		9,976	8,883
5.701% due 02/25/2047 þ		1,540	920
6.000% due 02/25/2036 ^		241	247
6.000% due 10/25/2037 ^		1,465	1,118

MortgageIT Mortgage Loan Trust
0.569% due 04/25/2036 •		5,067	4,892

MortgageIT Securities Corp. Mortgage Loan Trust
0.609% due 09/25/2037 •		8,107	7,428

MortgageIT Trust
0.889% due 02/25/2035 •		279	287

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^		538	550

New York Mortgage Trust
2.820% due 05/25/2036 ^~		4,784	4,491

Newgate Funding PLC
0.058% due 12/15/2050 •	EUR	57,332	66,588
0.230% due 12/01/2050 •	GBP	578	771

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.109% due 05/25/2035 •		$2,371	2,042
2.325% due 02/25/2036 ^~		200	178
2.331% due 10/25/2035 ~		52	53
5.820% due 03/25/2047 þ		746	766
7.000% due 02/19/2030 ~		604	618

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	55

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PFP Ltd.
0.950% due 04/14/2038 •		$3,000	$3,011
1.156% due 04/14/2037 •		5,538	5,559

Prime Mortgage Trust
0.509% due 02/25/2034 •		745	720

Proteus RMBS DAC
0.000% due 10/29/2054 •	EUR	204,127	239,484
0.000% due 10/29/2054 «~		481	4,524
0.000% due 10/29/2054 (b)		33,620	27,841
0.357% due 10/29/2054 •		20,861	24,428
0.557% due 10/29/2054 •		15,172	17,723
1.207% due 10/29/2054 •		11,379	13,262
2.457% due 10/29/2054 •		9,482	10,985

RAAC Trust
0.849% due 09/25/2034 •		$53	53

RBSGC Mortgage Loan Trust
0.489% due 12/25/2034 •		19,433	17,024
5.750% due 04/25/2035		9,435	9,393

RBSSP Resecuritization Trust
0.329% due 10/27/2036 •		2,126	1,979
0.370% due 08/27/2037 •		1,960	1,937
0.400% due 09/27/2037 •		9,301	8,206
0.460% due 02/27/2037 •		2,644	2,471
4.000% due 10/26/2037		7,702	7,248

Ready Capital Mortgage Financing LLC
2.259% due 02/25/2035 •		4,700	4,733

Regal Trust
1.966% due 09/29/2031 •		11	11

Residential Accredit Loans, Inc. Trust
0.239% due 02/25/2037 •		3,603	3,735
0.249% due 01/25/2037 •		3,305	3,274
0.259% due 02/25/2037 •		2,020	1,941
0.294% due 12/25/2036 •		26	25
0.409% due 08/25/2035 •		313	274
0.439% due 03/25/2037 •		1,104	94
0.469% due 05/25/2036 •		9,839	9,224
0.469% due 09/25/2036 •		1,997	1,918
0.489% due 07/25/2036 •		2,710	2,794
0.489% due 08/25/2036 ^•		3,942	3,892
0.489% due 09/25/2036 ^•		42	40
0.509% due 11/25/2036 ^•		1,091	769
0.529% due 06/25/2037 •		1,415	1,272
0.649% due 02/25/2046 ^•		1,326	962
1.619% due 09/25/2045 •		263	261
3.187% due 08/25/2035 ^~		1,508	828
3.459% due 04/25/2035 ~		377	326
4.361% due 09/25/2035 ^~		125	108
4.962% due 02/25/2036 ^~		749	657
6.000% due 08/25/2036 ^		1,371	1,339
6.000% due 09/25/2036 ^		1,437	1,358
6.000% due 09/25/2036		1,258	1,188
6.000% due 11/25/2036 ^		1,454	1,390
6.000% due 01/25/2037 ^		8	8
6.250% due 03/25/2037 ^		1,108	1,031

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 07/25/2037 ^		$403	$393
6.500% due 09/25/2037 ^		1,514	1,464

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		132	146

Residential Asset Securitization Trust
5.500% due 08/25/2034		67	69
5.500% due 06/25/2035 ^		415	325
5.750% due 02/25/2036 ^		607	395
6.000% due 04/25/2037 ^		243	198
6.000% due 05/25/2037 ^		138	114
6.000% due 07/25/2037 ^		1,134	631
6.250% due 08/25/2036		81	67
6.250% due 10/25/2036 ^		260	255
6.250% due 11/25/2036 ^		1,888	1,083
6.250% due 09/25/2037 ^		2,009	1,184
6.500% due 08/25/2036		1,337	654
6.500% due 09/25/2036 ^		1,192	681

Residential Funding Mortgage Securities, Inc. Trust
2.803% due 06/25/2035 ~		147	137
3.525% due 11/25/2035 ^~		28	26
3.839% due 02/25/2037 ~		2,256	1,831
3.861% due 02/25/2036 ^~		1,425	1,335
4.713% due 07/27/2037 ^~		5,381	4,782
5.500% due 12/25/2034		229	229
6.000% due 06/25/2036 ^		931	922
6.000% due 07/25/2036 ^		897	891
6.000% due 10/25/2036 ^		7,703	7,386
6.000% due 06/25/2037 ^		421	424
6.500% due 03/25/2032		68	70

Residential Mortgage Securities PLC
1.299% due 06/20/2070 •	GBP	15,649	21,781

RESIMAC Bastille Trust
0.953% due 12/05/2059 •		$91	91

Resloc UK PLC
0.300% due 12/15/2043 •	GBP	2,371	3,102

Ripon Mortgages PLC
0.000% due 08/20/2056 «(h)		154,522	171,315
0.000% due 08/20/2056 (h)		23,413	30,690
0.000% due 08/20/2056 «~		0	10,994

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	1,762	2,026
0.230% due 06/12/2044 •	GBP	25,262	33,683

Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	79,607	50,177
0.062% due 09/28/2055 •		689,538	805,474
0.212% due 09/28/2055 •		62,548	71,762
0.462% due 09/28/2055 •		42,646	48,165
0.962% due 09/28/2055 •		25,587	28,861
1.000% due 09/28/2055 ~		15,864	4,333
1.712% due 09/28/2055 •		42,646	46,346

Securitized Asset Sales, Inc.
2.362% due 11/26/2023 ~		$25	25

Sequoia Mortgage Trust
0.311% due 07/20/2036 •		30	30

56	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.321% due 06/20/2036 •		$779	$749
0.758% due 05/20/2034 •		717	717
0.771% due 06/20/2033 •		5	5
0.778% due 05/20/2034 •		268	276
0.811% due 07/20/2033 •		110	109
0.857% due 09/20/2033 •		188	185
0.871% due 10/20/2027 •		25	25
0.911% due 10/20/2027 •		349	353
2.206% due 01/20/2047 ^~		1,199	923
3.112% due 09/20/2046 ^~		2,331	1,826
3.410% due 01/20/2047 ^~		1,677	1,461

Stratton Mortgage Funding PLC
0.949% due 07/20/2060 •	GBP	256,243	353,133

Structured Adjustable Rate Mortgage Loan Trust
0.409% due 09/25/2034 •		$1,244	1,188
0.409% due 10/25/2035 •		423	427
0.409% due 08/25/2036 ^•		3,247	2,539
1.659% due 01/25/2035 ^•		135	126
1.701% due 10/25/2037 ^•		552	540
2.372% due 12/25/2034 ~		29	29
2.554% due 09/25/2034 ~		6	6
2.578% due 02/25/2034 ~		522	532
2.764% due 12/25/2035 ~		1,687	1,557
2.850% due 05/25/2036 ^~		2,452	2,380
2.862% due 02/25/2036 ^~		1,923	1,426
2.868% due 11/25/2036 ^~		2,546	2,429
2.893% due 12/25/2035 ~		713	472
2.902% due 05/25/2036 ^~		335	309
2.906% due 11/25/2035 ^~		205	194
2.931% due 02/25/2036 ^~		1,362	1,271
2.968% due 01/25/2035 ~		215	218
2.972% due 08/25/2035 ~		37	36
2.990% due 09/25/2035 ~		654	639
3.150% due 02/25/2036 ^~		904	819
3.157% due 03/25/2036 ^~		428	380
3.304% due 04/25/2036 ^~		2,674	2,119

Structured Asset Mortgage Investments Trust
0.369% due 03/25/2037 •		1,217	518
0.449% due 03/25/2037 ^•		200	68
0.489% due 06/25/2036 •		811	819
0.529% due 04/25/2036 •		373	354
0.529% due 05/25/2036 •		86	75
0.549% due 05/25/2046 •		9,600	5,093
0.569% due 02/25/2036 ^•		168	154
0.610% due 07/19/2035 •		2,193	2,171
0.729% due 12/25/2035 ^•		1,883	1,820
0.770% due 09/19/2032 •		1,077	1,074
0.810% due 01/19/2034 •		154	154
0.950% due 10/19/2033 •		333	324
0.959% due 05/25/2047 •		8,854	7,433
1.659% due 12/25/2035 ^•		1,433	1,419
1.979% due 02/25/2036 ^•		8,570	8,475
6.143% due 06/25/2029 ~		10	10

Structured Asset Securities Corp.
4.625% due 04/15/2027 ~		8	8
5.500% due 06/25/2035		891	932

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		$2,593	$1,854

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.119% due 07/25/2032 ~		18	18
2.244% due 03/25/2033 ~		429	457
2.511% due 07/25/2033 ~		15	15
2.521% due 11/25/2033 ~		73	71
2.692% due 01/25/2034 ~		1,064	1,079
5.102% due 06/25/2034 þ		90	91

Structured Asset Securities Corp. Trust
5.750% due 04/25/2035		1,746	1,406

SunTrust Adjustable Rate Mortgage Loan Trust
2.355% due 04/25/2037 ^~		292	227
2.393% due 02/25/2037 ^~		303	285
2.998% due 10/25/2037 ~		575	530
3.207% due 01/25/2037 ^~		2,046	1,815

SunTrust Alternative Loan Trust
0.759% due 12/25/2035 ^•		3,360	2,862
5.750% due 12/25/2035 ^		2,209	2,170
6.000% due 04/25/2036 ^		512	415

TBW Mortgage-Backed Trust
6.015% due 07/25/2037 þ		979	564
6.130% due 01/25/2037 ^þ		580	290
6.470% due 09/25/2036 ^þ		5,583	268
6.500% due 07/25/2036		4,656	1,744

Thornburg Mortgage Securities Trust
0.809% due 12/25/2033 •		285	292
1.529% due 06/25/2047 ^•		22,213	20,473
1.529% due 06/25/2047 •		2	2
1.579% due 03/25/2037 ^•		9,945	9,332
2.092% due 10/25/2043 ~		219	221
2.293% due 09/25/2037 ~		2,974	3,083
2.754% due 09/25/2047 ~		30,314	26,799
3.054% due 10/25/2046 •		52,984	53,664
3.418% due 07/25/2036 •		39,479	36,662

Towd Point HE Trust
0.918% due 02/25/2063 ~		4,927	4,930

Towd Point Mortgage Funding PLC
0.950% due 05/20/2045 •	GBP	16,321	22,588

Trinity Square PLC
0.899% due 07/15/2059 •		185,368	255,567
1.178% due 07/15/2051 •		7,120	9,831

UBS Commercial Mortgage Trust
4.241% due 06/15/2051 ~		$7,000	7,869
4.313% due 05/15/2051		10,000	11,376

VMC Finance LLC
1.208% due 09/15/2036 •		2,430	2,430

Wachovia Mortgage Loan Trust LLC
2.502% due 10/20/2035 ~		305	231
2.819% due 03/20/2037 ^~		473	447
2.830% due 10/20/2035 ~		5	5
2.960% due 08/20/2035 ^~		1,379	1,393

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	57

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
0.649% due 12/25/2045 •		$328	$333
0.689% due 07/25/2045 •		178	176
0.849% due 11/25/2034 •		521	531
0.929% due 11/25/2045 •		206	202
0.929% due 12/25/2045 •		184	176
1.019% due 04/25/2047 •		8,453	8,130
1.029% due 05/25/2047 •		9,599	9,309
1.089% due 11/25/2034 •		253	257
1.259% due 08/25/2046 •		99	96
1.659% due 06/25/2042 •		279	277
1.707% due 07/25/2047 ^•		2,952	2,790
1.957% due 10/25/2046 •		7,222	7,026
1.960% due 05/25/2046 •		233	229
1.960% due 12/25/2046 •		6,373	6,187
2.364% due 08/25/2035 ~		136	136
2.565% due 01/25/2033 ~		84	85
2.633% due 11/25/2036 ^~		16	16
2.710% due 03/25/2035 ~		880	913
2.736% due 12/25/2036 ^~		48	47
2.742% due 12/25/2035 ~		7,158	7,232
2.767% due 09/25/2033 ~		374	379
2.785% due 09/25/2033 ~		38	37
2.906% due 10/25/2035 ~		442	441
2.943% due 02/25/2037 ^~		4,053	3,766
2.989% due 08/25/2034 ~		152	157
3.006% due 02/25/2037 ^~		5,283	5,278
3.015% due 09/25/2036 ^~		3,795	3,706
3.043% due 08/25/2036 ~		7,378	6,741
3.083% due 12/25/2035 ~		1,310	1,330
3.097% due 09/25/2035 ~		8,339	8,610
3.129% due 04/25/2037 ^~		1,909	1,793
3.145% due 03/25/2037 ~		13,939	14,239
3.147% due 03/25/2036 ^~		11,171	11,223
3.173% due 12/25/2036 ^~		7,092	6,855
3.180% due 02/25/2037 ^~		412	407
3.181% due 08/25/2036 ^~		120	116
3.196% due 02/25/2037 ^~		9,822	9,711
3.205% due 12/25/2036 ^~		5,875	5,782
3.218% due 08/25/2046 ^~		5,557	5,389
3.229% due 01/25/2036 ^~		3,764	3,789
3.270% due 04/25/2035 ~		2,811	2,841
3.325% due 07/25/2037 ^~		232	232
3.334% due 08/25/2036 ^~		878	879
3.371% due 05/25/2037 ^~		92	84
3.457% due 05/25/2037 ^~		1,144	1,122
3.571% due 04/25/2037 ^~		731	713
3.675% due 05/25/2035 ~		13,390	13,988

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (h)	GBP	4	7,570
0.999% due 12/21/2049 •		177,834	245,673
1.699% due 12/21/2049 •		23,296	32,229
2.199% due 12/21/2049 •		11,648	16,130
2.699% due 12/21/2049 •		6,656	9,202
3.199% due 12/21/2049 •		6,656	9,163

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
0.269% due 02/25/2037 ^•	$11,006	$9,923
0.559% due 04/25/2035 •	5,523	4,417
1.229% due 05/25/2046 ^•	3,365	2,922
1.770% due 02/25/2031 ~	1	1
2.282% due 05/25/2033 ~	100	100
3.197% due 06/25/2033 ~	1,493	1,573
4.181% due 09/25/2036 ^þ	3,233	1,367
5.500% due 11/25/2035 ^	478	484
5.500% due 06/25/2037 ^	803	815
6.000% due 04/25/2036 ^	1,613	1,583
6.268% due 07/25/2036 þ	1,286	474
6.449% due 07/25/2036 ^þ	2,198	809

Wells Fargo Alternative Loan Trust
3.080% due 07/25/2037 ^~	917	864

Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053	9,400	9,712
3.311% due 06/15/2052	8,800	9,448
3.472% due 11/15/2050	10,070	10,936
3.615% due 12/15/2049	11,561	12,505
4.023% due 03/15/2052	33,712	37,783
4.442% due 09/15/2061	4,000	4,584

Wells Fargo Mortgage-Backed Securities Trust
2.731% due 03/25/2036 ~	56	52
2.909% due 04/25/2036 ~	1,108	1,087
3.034% due 07/25/2034 ~	5	5

Worldwide Plaza Trust
3.526% due 11/10/2036	6,280	6,777

Total Non-Agency Mortgage-Backed Securities (Cost $8,157,236)		8,252,752

ASSET-BACKED SECURITIES 9.1%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	18,269	18,392

Aames Mortgage Investment Trust
0.889% due 10/25/2035 •	3,100	3,089

Accredited Mortgage Loan Trust
0.979% due 01/25/2035 •	593	579
4.330% due 06/25/2033 þ	1,089	1,090
4.980% due 10/25/2033 þ	962	1,007

ACE Securities Corp. Home Equity Loan Trust
0.219% due 12/25/2036 •	5,760	2,172
0.229% due 10/25/2036 •	11	6
0.269% due 08/25/2036 ^•	4,964	1,661
0.309% due 12/25/2036 •	22,209	8,554
0.329% due 08/25/2036 ^•	6,379	2,173
0.659% due 12/25/2045 ^•	4,448	3,941
0.769% due 11/25/2035 •	6,573	6,613
1.039% due 02/25/2036 ^•	2,105	2,070
1.084% due 11/25/2033 •	1,593	1,578
1.084% due 12/25/2034 •	253	251

58	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.084% due 07/25/2035 •		$2,093	$2,093
1.159% due 08/25/2045 •		2,148	2,131
1.909% due 10/25/2032 •		605	617

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	4,800	5,629

Aegis Asset-Backed Securities Trust
0.754% due 12/25/2035 •		$3,300	3,246
0.829% due 06/25/2035 •		3,766	3,641

American Money Management Corp. CLO Ltd.
1.167% due 04/14/2029 •		2,300	2,303

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.799% due 04/25/2034 •		17	17
0.889% due 05/25/2034 •		1,345	1,344
0.979% due 07/25/2034 •		214	214
3.484% due 11/25/2032 ^•		3,088	3,129
4.183% due 05/25/2034 ^þ		686	701

Amortizing Residential Collateral Trust
1.144% due 07/25/2032 •		39	39

Anchorage Capital CLO Ltd.
1.601% due 10/20/2031 •		25,750	25,827

Apres Static CLO Ltd.
1.311% due 10/15/2028 •		29,569	29,620

Ares European CLO
0.660% due 10/15/2030 •(c)	EUR	22,300	26,151

Argent Securities Trust
0.219% due 09/25/2036 •		$4,420	1,944
0.259% due 09/25/2036 •		22,824	10,086
0.409% due 06/25/2036 •		19,609	7,860
0.489% due 03/25/2036 •		6,207	4,253
0.649% due 05/25/2036 •		25,041	9,758

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.749% due 01/25/2036 •		11,024	10,640
1.234% due 11/25/2034 •		3,522	3,534
2.134% due 05/25/2034 •		568	571

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	29,700	34,829

Asset-Backed Funding Certificates Trust
0.969% due 12/25/2030 •		$624	608
1.159% due 03/25/2034 ^•		1,840	1,815
1.204% due 05/25/2032 •		349	350

Asset-Backed Securities Corp. Home Equity Loan Trust
0.189% due 05/25/2037 •		189	154
0.784% due 11/25/2035 •		2,730	2,731
0.869% due 10/25/2034 •		1	1
1.456% due 04/15/2033 •		1,262	1,274
3.106% due 08/15/2033 •		311	320
3.331% due 08/15/2032 •		5,463	5,507

Assurant CLO Ltd.
1.474% due 10/20/2029 •		5,482	5,484

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atlas Senior Loan Fund Ltd.
1.523% due 01/16/2030 •		$24,780	$24,793

Avery Point CLO Ltd.
1.318% due 04/25/2026 •		17	17

Bain Capital Credit CLO Ltd.
1.468% due 07/25/2030 •		2,099	2,100

Bain Capital Euro DAC
0.000% due 01/20/2032 «•(c)	EUR	20,000	23,470

Barings Euro CLO BV
1.050% due 07/27/2030		1,169	1,372

Bear Stearns Asset-Backed Securities Trust
0.219% due 04/25/2031 •		$243	753
0.279% due 12/25/2036 ^•		3,075	3,491
0.309% due 12/25/2036 •		4,682	4,683
0.349% due 06/25/2047 •		5,904	5,873
0.449% due 05/25/2036 ^•		831	828
0.509% due 11/25/2034 ^•		1,095	995
0.709% due 02/25/2036 •		7,897	7,877
0.749% due 12/25/2034 •		3	3
0.769% due 10/25/2032 •		668	665
0.909% due 10/27/2032 •		631	620
1.009% due 12/25/2042 •		64	64
1.084% due 08/25/2035 •		796	797
1.109% due 10/25/2037 •		86	86
1.109% due 11/25/2042 •		118	116
1.159% due 08/25/2037 •		5,577	5,310
1.234% due 02/25/2035 •		2,896	2,900
2.059% due 06/25/2035 •		7,306	7,449
2.829% due 10/25/2036 ~		706	492
3.086% due 07/25/2036 ~		57	58
3.186% due 06/25/2043 ~		348	366
5.500% due 01/25/2034 þ		21	21

Benefit Street Partners CLO Ltd.
1.474% due 07/20/2029 •		3,434	3,436

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	20,700	24,262

BlueMountain Fuji EUR CLO DAC
0.910% due 01/15/2033 •		10,150	11,870

Bosphorus CLO DAC
0.820% due 12/15/2030 •		1,000	1,172

Cairn CLO BV
0.600% due 04/30/2031 •		12,900	15,128

Carlyle Global Market Strategies CLO Ltd.
1.219% due 07/28/2028 •		$1,463	1,463

Carrington Mortgage Loan Trust
0.169% due 01/25/2037 •		92	92
0.269% due 10/25/2036 •		4,181	3,654
0.359% due 10/25/2036 •		4,898	4,318
0.369% due 02/25/2037 •		53,191	51,392
1.344% due 10/20/2029 •		47,150	47,176
1.453% due 10/17/2029 •		8,700	8,706

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	59

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Catamaran CLO Ltd.
1.313% due 01/18/2029 •		$32,750	$32,782
1.623% due 10/18/2026 •		1,209	1,210

Cathedral Lake CLO Ltd.
1.049% due 07/15/2029 «•(c)		65,350	65,342

CDC Mortgage Capital Trust
0.904% due 07/25/2034 •		1,016	1,027

Chase Funding Trust
0.669% due 02/25/2033 •		43	42
0.749% due 08/25/2032 •		444	428
0.769% due 11/25/2032 •		9	9

Chesapeake Funding LLC
0.476% due 08/15/2030 •		9,201	9,211
3.230% due 08/15/2030		1,437	1,455

CIT Group Home Equity Loan Trust
1.159% due 09/25/2030 •		1,002	1,000

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		9,747	9,808

Citigroup Mortgage Loan Trust
0.249% due 12/25/2036 •		276	275
0.269% due 12/25/2036 •		10,336	6,972
0.279% due 07/25/2045 •		9,047	7,846
0.299% due 05/25/2037 •		10,817	8,596
0.369% due 01/25/2037 •		3,683	3,682
0.369% due 07/25/2045 •		4,212	3,690
0.379% due 05/25/2037 •		17,700	17,434
0.559% due 11/25/2045 •		1,459	1,454
0.609% due 08/25/2036 •		18,184	17,896
4.417% due 10/25/2037 þ		2,364	2,457
5.764% due 01/25/2037 ^þ		1,008	626
6.851% due 05/25/2036 ^þ		2,502	1,291

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.039% due 05/25/2035 •		3,900	3,908

Citigroup Mortgage Loan Trust, Inc.
0.844% due 09/25/2035 ^•		8,438	8,433

CLNC FL1 Ltd.
1.360% due 08/20/2035 •		44,100	44,085

Commonbond Student Loan Trust
2.550% due 05/25/2041		4,196	4,307

Conseco Finance Corp.
6.870% due 04/01/2030 ~		38	38

Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 þ		221	236

Cork Street CLO Designated Activity Co.
0.760% due 11/27/2028 •	EUR	14,067	16,511

Countrywide Asset-Backed Certificates
0.249% due 07/25/2037 ^•		$3,701	3,613
0.249% due 08/25/2037 •		579	573
0.249% due 08/25/2037 ^•		13,683	12,942
0.259% due 01/25/2037 •		3,555	3,523
0.259% due 05/25/2037 •		3,037	3,030

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.269% due 01/25/2034 •	$81	$81
0.269% due 12/25/2035 ^•	701	698
0.279% due 06/25/2047 •	298	298
0.289% due 06/25/2047 •	214	214
0.289% due 11/25/2047 ^•	2,219	2,104
0.329% due 09/25/2037 ^•	2,304	2,265
0.329% due 09/25/2047 ^•	22,606	21,709
0.339% due 10/25/2047 •	4,673	4,608
0.449% due 12/25/2036 ^•	425	337
0.509% due 08/25/2034 •	549	532
0.559% due 03/25/2036 •	2,600	2,539
0.689% due 08/25/2036 •	3,128	3,124
0.718% due 07/25/2036 •	1,117	1,114
0.769% due 04/25/2036 •	2,740	2,741
0.844% due 02/25/2036 •	1,925	1,924
0.849% due 05/25/2032 •	13	13
4.497% due 10/25/2046 ^~	1,632	1,631
4.659% due 10/25/2032 ^~	3,975	3,872

Countrywide Asset-Backed Certificates Trust
0.249% due 02/25/2037 •	9,257	8,872
0.249% due 03/25/2037 •	3,964	3,831
0.269% due 03/25/2037 •	2,126	2,118
0.269% due 09/25/2046 •	1,263	1,245
0.299% due 06/25/2047 •	1,474	1,466
0.569% due 05/25/2036 •	24,128	24,010
0.904% due 02/25/2036 •	3,308	3,302
0.909% due 08/25/2047 •	11,759	11,714
1.069% due 02/25/2036 •	9,944	9,784
1.459% due 04/25/2035 •	3,444	3,452
4.466% due 12/25/2034 ~	1,180	1,200
4.693% due 10/25/2035 ~	19	19
4.740% due 10/25/2035 ~	7	8
5.583% due 08/25/2035 ~	17,821	18,531
5.603% due 05/25/2035 þ	101	101
5.859% due 10/25/2046 ^~	2,493	2,481

Countrywide Asset-Backed Certificates Trust, Inc.
0.609% due 10/25/2034 •	1,888	1,848
0.849% due 12/25/2034 •	1,896	1,865
1.009% due 11/25/2034 •	267	263

Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027	599	600

Credit Suisse First Boston Mortgage Securities Corp.
0.849% due 08/25/2032 •	1,624	1,592
1.759% due 05/25/2043 •	287	288

Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (h)	108	108
3.148% due 02/25/2056 ~	513,168	475,959

Credit-Based Asset Servicing & Securitization LLC
0.238% due 07/25/2037 •	300	238
1.209% due 04/25/2032 •	17	17
6.780% due 05/25/2035 þ	1,056	1,067

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.466% due 03/25/2037 ^þ	5,187	2,674

60	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit-Based Asset Servicing & Securitization Trust
0.169% due 11/25/2036 •		$98	$58
0.259% due 11/25/2036 •		9,487	5,718
0.359% due 04/25/2037 •		859	661

Crown City CLO
1.626% due 01/20/2032 •		2,700	2,711

Crown Point CLO Ltd.
1.163% due 07/17/2028 •		11,860	11,863

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^þ		1,741	658
6.184% due 12/25/2036 þ		1,499	514
6.220% due 09/25/2036 ^þ		2,011	913

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	5,035	5,964
0.650% due 10/15/2031 •		44,525	52,737

CVC Cordatus Loan Fund DAV
0.780% due 08/15/2032 •		2,700	3,172

Delta Funding Home Equity Loan Trust
0.926% due 09/15/2029 •		$134	132

Denali Capital CLO LLC
1.265% due 10/26/2027 •		22,216	22,245

Driver Australia Trust
0.940% (BBSW1M + 0.930%) due 07/21/2026 ~	AUD	3,768	2,867

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	37,675	44,181

Dryden Senior Loan Fund
1.141% due 10/15/2027 •		$17,361	17,368

EMC Mortgage Loan Trust
0.858% due 05/25/2040 •		17	17

Enterprise Fleet Financing LLC
3.380% due 05/20/2024		6,669	6,732

EquiFirst Mortgage Loan Trust
0.859% due 01/25/2034 •		15	15

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	26,575	31,165

Evergreen Credit Card Trust
1.900% due 09/16/2024		$28,300	28,963

FAB UK Ltd.
0.544% due 12/06/2045 •	GBP	221	305

Fair Oaks Loan Funding DAC
1.900% due 07/15/2031 •	EUR	4,500	5,303

Fieldstone Mortgage Investment Trust
0.438% due 11/25/2036 •		$9,590	7,044
0.489% due 05/25/2036 •		8,481	6,843

Figueroa CLO Ltd.
1.141% due 01/15/2027 •		1,154	1,155

Finance America Mortgage Loan Trust
1.009% due 08/25/2034 •		323	320

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
0.419% due 10/25/2036 •		$6,000	$5,149
0.429% due 04/25/2036 •		2,660	2,589
0.589% due 08/25/2036 •		5,130	4,633
0.589% due 10/25/2036 •		4,759	3,952
0.784% due 11/25/2036 •		2,949	2,951
0.844% due 12/25/2034 •		339	399
0.844% due 07/25/2035 •		875	875
1.330% due 01/25/2035 •		2,690	2,702
1.534% due 10/25/2034 •		1,170	1,179

First NLC Trust
0.249% due 08/25/2037 •		2,956	1,911
0.389% due 08/25/2037 •		3,068	2,017
0.560% due 05/25/2035 •		1,312	1,269

Ford Credit Floorplan Master Owner Trust
2.840% due 03/15/2024		53,200	54,473

Fremont Home Loan Trust
0.169% due 01/25/2037 •		32	18
0.209% due 08/25/2036 •		401	172
0.239% due 11/25/2036 •		42,670	21,310
0.259% due 01/25/2037 •		14,029	7,989
0.269% due 08/25/2036 •		8,223	3,561
0.359% due 05/25/2036 •		11,875	9,048
0.449% due 02/25/2037 •		49,819	25,405
0.589% due 02/25/2037 •		18,919	9,810
0.649% due 04/25/2036 •		3,100	2,846
0.769% due 01/25/2036 •		14,146	13,867
0.844% due 07/25/2035 •		883	880
1.039% due 07/25/2034 •		117	118
1.174% due 06/25/2035 •		6,400	6,365

Galaxy CLO Ltd.
1.441% due 10/15/2030 •		10,500	10,497

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	99,671	69,484

GE-WMC Mortgage Securities Trust
0.189% due 08/25/2036 •		$6	4

GLS Auto Receivables Issuer Trust
1.580% due 08/15/2024		7,180	7,242

GMAC Mortgage Corp. Home Equity Loan Trust
7.000% due 09/25/2037 ~		24	24

GoldentTree Loan Management U.S. CLO Ltd.
1.564% due 01/20/2033 •		53,650	53,833

Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~		153	156

GSAA Home Equity Trust
0.209% due 03/25/2037 •		594	248
0.229% due 04/25/2047 •		2,633	2,538
0.249% due 03/25/2036 •		48	22
0.349% due 05/25/2047 •		4,059	3,087
0.409% due 03/25/2037 •		2,257	1,289
0.449% due 09/25/2036 •		9,650	3,340
0.469% due 05/25/2036 •		14,906	5,347
0.469% due 07/25/2037 •		1,216	1,198
0.559% due 08/25/2037 •		2,290	2,286

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	61

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.709% due 05/25/2047 •		$234	$186
3.088% due 03/25/2036 ~		5,584	3,231

GSAMP Trust
0.199% due 01/25/2037 •		3,346	2,451
0.229% due 12/25/2036 •		6,410	3,978
0.289% due 11/25/2035 •		379	64
0.349% due 08/25/2036 •		1,988	1,800
0.429% due 05/25/2046 •		488	486
0.589% due 06/25/2036 •		4,558	3,277
0.649% due 04/25/2036 •		4,153	3,378
1.159% due 06/25/2034 •		453	443
1.429% due 12/25/2034 ^•		1,240	1,072
1.759% due 10/25/2034 •		158	160
1.984% due 03/25/2034 ^•		2,824	2,494

Gulf Stream Meridian Ltd.
1.641% due 10/15/2029 •		7,700	7,709
2.441% due 10/15/2029 •		23,500	23,596

Halcyon Loan Advisors Funding Ltd.
1.322% due 10/22/2025 •		3,499	3,504

Harvest CLO DAC
0.000% due 07/15/2031 (c)(h)	EUR	3,300	3,870
0.640% due 10/15/2031 •		27,800	32,588
0.680% due 10/20/2031 •(c)		35,000	41,045
0.760% due 07/15/2031 •(c)		29,100	34,126

Home Equity Asset Trust
0.709% due 11/25/2032 •		$154	144
1.204% due 05/25/2035 •		2,481	2,484

Home Equity Loan Trust
0.339% due 04/25/2037 •		8,113	7,817

Home Equity Mortgage Loan Asset-Backed Trust
0.229% due 04/25/2037 •		1,200	994
0.319% due 04/25/2037 •		3,857	3,228

HSI Asset Loan Obligation Trust
0.169% due 12/25/2036 •		104	41

HSI Asset Securitization Corp. Trust
0.159% due 10/25/2036 •		163	86
0.329% due 12/25/2036 •		550	220
0.449% due 12/25/2036 •		5,010	2,001
0.889% due 11/25/2035 •		3,859	3,836

ICG U.S. CLO Ltd.
1.622% due 10/22/2031 •		40,700	40,822

IMC Home Equity Loan Trust
5.690% due 07/25/2026 ~		11	11
7.310% due 11/20/2028		9	9
7.520% due 08/20/2028		10	10

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.969% due 10/25/2033 •		414	410

IXIS Real Estate Capital Trust
0.739% due 02/25/2036 •		903	913

Jamestown CLO Ltd.
1.443% due 01/17/2027 •		4,389	4,395
1.581% due 04/15/2033 •		12,400	12,422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Acquisition Trust
0.189% due 08/25/2036 •		$228	$128
0.219% due 08/25/2036 •		28	22
0.269% due 01/25/2036 •		333	332
0.299% due 03/25/2047 •		17,025	16,739
0.349% due 08/25/2036 •		2,816	2,786
0.369% due 07/25/2036 •		5,142	5,085
0.369% due 03/25/2037 •		4,856	4,820
0.429% due 07/25/2036 ^•		6,124	2,367
0.649% due 04/25/2036 •		3,019	3,013
6.337% due 08/25/2036 ^þ		1,890	1,360

Jubilee CLO BV
0.600% due 04/15/2030 •	EUR	10,400	12,196
0.610% due 04/15/2030 •(c)		2,150	2,521
0.650% due 04/15/2031 •		31,950	37,467

KKR CLO Ltd.
1.145% due 07/15/2030 •(c)		$64,777	64,777
1.496% due 07/18/2030 •		2,400	2,402
1.511% due 07/15/2030 •		2,735	2,739

LA Arena Funding LLC
7.656% due 12/15/2026		17	17

Laurelin DAC
0.720% due 10/20/2031 •(c)	EUR	33,200	38,934

LCM LP
1.197% due 07/20/2030 •(c)		$33,200	33,200
1.264% due 10/20/2027 •		12,339	12,342

Legacy Mortgage Asset Trust
0.000% due 12/25/2056 ~(a)		524,623	31
0.000% due 07/25/2057 (h)		443	443
0.000% due 07/25/2057 ~		145,814	147,046
0.000% due 01/25/2058 ~		114	114
3.100% due 12/25/2056 ~		524,623	484,509
3.902% due 02/25/2058 ~		15,577	11,538
4.000% due 02/25/2058 ~		56,916	60,487
4.018% due 01/25/2058 ~		37,441	37,798
4.199% due 12/26/2057 ~		447,727	467,281
4.250% due 02/25/2058 ~		15,577	17,150
4.500% due 02/25/2058 ~		15,577	16,171

Lehman ABS Mortgage Loan Trust
0.199% due 06/25/2037 •		6,333	4,982
0.309% due 06/25/2037 •		3,419	2,725

LoanCore Issuer Ltd.
1.236% due 05/15/2028 •		11,540	11,554

Long Beach Mortgage Loan Trust
0.269% due 12/25/2036 •		24,419	19,135
0.629% due 08/25/2045 •		6,359	6,194
0.669% due 10/25/2034 •		11	11
0.869% due 08/25/2045 •		957	956

62	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.159% due 06/25/2035 •		$8,900	$8,903
1.384% due 02/25/2035 •		4,500	4,520

Mackay Shields EURO CLO DAC
0.930% due 10/20/2032 •	EUR	4,200	4,935

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		19,300	22,629

Marble Point CLO Ltd.
1.222% due 10/15/2030 •(c)		$51,300	51,300

Massachusetts Educational Financing Authority
1.168% due 04/25/2038 •		1,063	1,066

MASTR Asset-Backed Securities Trust
0.159% due 01/25/2037 •		95	37
0.349% due 10/25/2036 •		5,034	4,739
0.409% due 08/25/2036 •		4,945	2,648
0.589% due 03/25/2036 •		7,188	5,839
0.859% due 10/25/2035 ^•		8,986	8,852
1.039% due 06/25/2035 •		8,620	8,613
5.971% due 11/25/2035 þ		256	235
6.219% due 02/25/2036 þ		480	469

Merrill Lynch First Franklin Mortgage Loan Trust
0.279% due 04/25/2037 •		2,748	1,531

Merrill Lynch Mortgage Investors Trust
0.228% due 08/25/2037 •		9,144	5,980
0.229% due 02/25/2037 •		1,001	411
0.229% due 11/25/2037 •		1,781	859
0.268% due 08/25/2037 •		38,292	25,239
0.358% due 08/25/2037 •		1,915	1,284
0.369% due 03/25/2037 •		43,340	40,234
0.409% due 11/25/2037 •		12,685	6,279
0.429% due 03/25/2037 •		11,622	10,836
0.559% due 02/25/2047 •		18,770	13,584
0.638% due 04/25/2037 •		3,019	2,148

MESA Trust
0.909% due 12/25/2031 •		286	285

MF1 Ltd.
1.806% due 11/15/2035 •		56,900	57,298

Mid-State Capital Corp. Trust
6.005% due 08/15/2037		134	142

Mid-State Trust
7.791% due 03/15/2038		1,138	1,244

MidOcean Credit CLO
1.243% due 02/20/2031 •(c)		46,700	46,700

MKS CLO Ltd.
1.224% due 07/20/2030 •		14,000	13,988

Morgan Stanley ABS Capital, Inc. Trust
0.169% due 12/25/2036 •		2,765	1,781
0.169% due 05/25/2037 •		1,196	1,088
0.199% due 01/25/2037 •		5,986	3,712
0.209% due 07/25/2036 •		152	77
0.209% due 11/25/2036 •		1,570	1,155
0.219% due 03/25/2037 •		7,077	3,908
0.249% due 11/25/2036 •		15,466	9,957
0.249% due 05/25/2037 •		4,879	4,169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.259% due 09/25/2036 •	$17,138	$8,370
0.259% due 10/25/2036 •	14,277	9,558
0.259% due 11/25/2036 •	17,369	12,841
0.259% due 12/25/2036 •	2,230	1,450
0.269% due 09/25/2036 •	4,077	2,364
0.289% due 03/25/2037 •	27,265	15,186
0.309% due 02/25/2037 •	2,312	1,467
0.339% due 10/25/2036 •	1,708	1,154
0.339% due 11/25/2036 •	15,632	11,641
0.359% due 08/25/2036 •	16,735	10,956
0.359% due 12/25/2036 •	9,672	6,349
0.359% due 05/25/2037 •	2,143	1,977
0.409% due 06/25/2036 •	7,486	5,004
0.449% due 03/25/2037 •	3,517	1,996
0.469% due 02/25/2037 •	4,208	1,853
0.754% due 09/25/2035 •	1,056	1,055
0.844% due 07/25/2035 •	6,100	6,044
1.039% due 11/25/2034 •	7,242	7,236
1.109% due 03/25/2033 •	691	684
1.129% due 08/25/2034 •	132	133

Morgan Stanley Dean Witter Capital, Inc. Trust
1.384% due 09/25/2032 •	977	977
1.459% due 02/25/2033 •	642	644

Morgan Stanley Home Equity Loan Trust
0.209% due 12/25/2036 •	16,548	10,182
0.429% due 04/25/2036 •	5,713	4,688

Morgan Stanley IXIS Real Estate Capital Trust
0.159% due 11/25/2036 •	6	3
0.409% due 07/25/2036 •	9,499	5,217
0.569% due 07/25/2036 •	29,129	16,273

Morgan Stanley Mortgage Loan Trust
0.189% due 11/25/2036 •	3,707	1,497
0.229% due 04/25/2037 •	5,755	2,377
0.469% due 04/25/2037 •	2,788	1,211
0.569% due 02/25/2037 •	544	225
1.451% due 11/25/2036 ^•	1,851	865
5.577% due 10/25/2046 ^þ	2,679	1,037
5.726% due 10/25/2036 ^þ	1,216	511
5.750% due 04/25/2037 ^~	703	452
6.000% due 02/25/2037 ^~	549	426

Mountain Hawk CLO Ltd.
1.423% due 04/18/2025 •	2,408	2,411

Mountain View CLO Ltd.
1.041% due 10/15/2026 •	2,133	2,132
1.731% due 04/15/2029 •	8,800	8,812

Nassau Ltd.
2.374% due 07/20/2029 •	16,800	16,867

Navient Private Education Loan Trust
3.610% due 12/15/2059	9,031	9,455

Nelnet Student Loan Trust
0.709% due 03/25/2030 •	4,576	4,579

New Century Home Equity Loan Trust
0.784% due 03/25/2035 •	4,499	4,478
0.829% due 10/25/2035 •	2,299	2,273

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	63

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.994% due 05/25/2034 •		$986	$979
3.109% due 01/25/2033 ^•		2,172	2,048

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.439% due 10/25/2036 ^•		22,710	6,684
0.509% due 02/25/2037 ^•		2,039	773
0.844% due 05/25/2035 •		1,162	1,160
6.032% due 10/25/2036 ^þ		2,937	1,137

NovaStar Mortgage Funding Trust
0.209% due 01/25/2037 •		4,104	1,813
0.259% due 09/25/2036 •		16,062	9,502
0.259% due 03/25/2037 •		4,376	2,060
0.279% due 11/25/2036 •		9,782	4,327
0.289% due 03/25/2037 •		3,622	1,713
0.319% due 01/25/2037 •		18,460	8,306
0.409% due 06/25/2036 •		2,187	1,803
0.609% due 10/25/2036 •		5,173	4,150
0.819% due 12/25/2033 •		360	356
0.934% due 06/25/2034 •		48	47
1.984% due 03/25/2035 •		9,200	9,251

Oak Hill European Credit Partners Designated Activity Co.
0.730% due 01/20/2032 •	EUR	3,624	4,237

Ocean Trails CLO
0.987% due 07/15/2028 •(c)		$27,540	27,540

OCP CLO Ltd.
1.344% due 07/20/2029 •		7,350	7,360

OHA Credit Funding Ltd.
1.544% due 07/20/2032 •		13,600	13,633

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024		28,185	28,375

OneMain Financial Issuance Trust
2.370% due 09/14/2032		3,942	3,949

Option One Mortgage Loan Trust
0.209% due 01/25/2037 •		11,042	7,763
0.249% due 01/25/2037 •		24,855	17,548
0.279% due 05/25/2037 •		4,211	2,915
0.289% due 04/25/2037 •		7,430	4,853
0.329% due 01/25/2037 •		9,346	6,648
0.329% due 04/25/2037 •		21,391	17,329
0.349% due 04/25/2037 •		3,212	2,264
0.359% due 03/25/2037 •		1,434	917
0.359% due 07/25/2037 •		3,236	2,637
0.439% due 04/25/2037 •		2,382	1,553
0.649% due 01/25/2036 •		6,600	6,248

Option One Mortgage Loan Trust Asset-Backed Certificates
0.799% due 11/25/2035 •		21,800	21,613
0.964% due 10/25/2032 •		2,224	2,242

Ownit Mortgage Loan Trust
1.009% due 10/25/2036 ^•		2,646	2,683

OZLM Funding Ltd.
1.088% due 07/22/2029 •		23,477	23,477

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OZLM Ltd.
1.214% due 05/16/2030 •		$12,550	$12,550

Palmer Square CLO Ltd.
1.044% due 08/15/2026 •		10,426	10,426

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	24,350	28,575

Palmer Square Loan Funding Ltd.
0.982% due 02/20/2028 •		$11,298	11,300
1.194% due 04/20/2027 •		4,863	4,865
1.924% due 07/20/2028 •		35,445	35,531

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.909% due 12/25/2034 •		13,859	14,267

People’s Choice Home Loan Securities Trust
0.829% due 05/25/2035 ^•		230	230
1.054% due 05/25/2035 ^•		7,000	6,825
1.459% due 01/25/2035 •		3,509	3,500

People’s Financial Realty Mortgage Securities Trust
0.249% due 09/25/2036 •		19,955	7,548

Popular ABS Mortgage Pass-Through Trust
0.319% due 01/25/2037 •		5,458	5,361
1.054% due 06/25/2035 •		3,287	3,276

RAAC Trust
0.379% due 05/25/2036 •		995	988
0.459% due 11/25/2046 •		9,263	8,957
0.509% due 06/25/2047 •		20	20
0.619% due 02/25/2036 •		1,506	1,499
0.709% due 06/25/2044 •		1,633	1,484

Renaissance Home Equity Loan Trust
0.809% due 08/25/2032 •		104	101
0.829% due 11/25/2034 •		274	261
0.989% due 08/25/2033 •		48	47
5.893% due 06/25/2037 ^þ		8,030	3,293
5.906% due 06/25/2037 þ		8,997	3,698

Residential Asset Mortgage Products Trust
0.689% due 02/25/2036 •		2,260	2,250
0.709% due 03/25/2036 •		14,014	13,832
2.659% due 12/25/2034 •		1,393	1,404

Residential Asset Securities Corp. Trust
0.349% due 10/25/2036 •		1,943	1,900
0.369% due 11/25/2036 •		7,095	6,632
0.379% due 05/25/2037 •		507	507
0.409% due 08/25/2036 •		374	369
0.449% due 11/25/2036 •		2,667	2,552
0.544% due 06/25/2036 •		15,863	15,315
0.669% due 04/25/2036 •		3,228	3,190
0.689% due 06/25/2033 •		1,030	977
0.724% due 01/25/2036 •		474	474
0.769% due 11/25/2035 •		5	5
0.934% due 07/25/2034 •		639	630
0.994% due 09/25/2035 •		2,402	2,403
1.204% due 03/25/2035 •		2,803	2,783

64	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Mortgage Loan Trust
1.609% due 09/25/2029 •		$3	$3

SACO Trust
0.529% due 03/25/2036 ^•		4	4

Santander Drive Auto Receivables Trust
0.456% due 05/15/2023 •		2,604	2,606
0.670% due 04/15/2024		12,800	12,832

Saxon Asset Securities Trust
0.279% due 10/25/2046 •		16,510	16,146

Securitized Asset-Backed Receivables LLC Trust
0.169% due 12/25/2036 ^•		251	85
0.239% due 05/25/2037 ^•		628	536
0.429% due 07/25/2036 •		2,536	1,230
0.589% due 07/25/2036 •		3,260	1,605
0.609% due 03/25/2036 •		11,142	8,661
0.609% due 05/25/2036 •		12,042	8,392
1.069% due 01/25/2036 ^•		2,535	2,259

SG Mortgage Securities Trust
0.259% due 10/25/2036 •		20,988	19,866

SLC Student Loan Trust
0.294% due 03/15/2027 •		5,014	4,995
1.084% due 06/15/2021 •		3,099	3,051

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	624	733
0.338% due 01/25/2027 •		$30,305	30,244
0.368% due 10/25/2029 •		8,923	8,858
0.548% due 01/25/2022 •		5,875	5,729
0.654% due 12/15/2027 •		18,099	18,107
0.734% due 12/15/2025 •		13,969	13,972
1.118% due 07/25/2023 •		467	464
1.918% due 07/25/2023 •		763	769

SoFi Alternative Trust
4.419% due 05/16/2050 ~		155,866	166,876

SoFi Consumer Loan Program Trust
3.010% due 04/25/2028		3,020	3,046

SoFi Professional Loan Program LLC
1.409% due 02/25/2040 •		2,063	2,079
3.020% due 02/25/2040		3,451	3,564

Sound Point CLO Ltd.
1.101% due 01/23/2029 •(c)		74,025	74,025
1.156% due 07/25/2030 •		61,200	61,200
1.274% due 10/20/2028 •		60,750	60,831
1.368% due 01/23/2029 •		6,150	6,158
1.641% due 04/15/2032 •		6,650	6,652

Soundview Home Loan Trust
0.219% due 01/25/2037 •		3,476	3,014
0.269% due 01/25/2037 •		3,318	2,892
0.289% due 02/25/2037 •		8,905	3,379
0.289% due 08/25/2037 •		1,840	1,798
0.369% due 02/25/2037 •		11,490	4,443
0.389% due 05/25/2036 •		4,787	4,761
0.429% due 11/25/2036 •		1,368	1,365
0.934% due 06/25/2035 •		712	734

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Carolina Student Loan Corp.
1.191% due 09/03/2024 •		$171	$172

SP-Static CLO Ltd.
1.622% due 07/22/2028 •		10,518	10,539

Specialty Underwriting & Residential Finance Trust
0.218% due 11/25/2037 •		478	339
0.468% due 03/25/2037 •		2,527	1,841
0.718% due 12/25/2036 •		3,325	3,273
0.859% due 06/25/2036 •		167	167
1.009% due 06/25/2036 •		18,300	17,957
1.084% due 12/25/2035 •		1,676	1,678
4.062% due 02/25/2037 ^þ		6,291	3,400
4.062% due 02/25/2037 þ		29,469	15,934

St Paul’s CLO DAC
0.850% due 04/25/2030 •	EUR	2,183	2,564

Steele Creek CLO Ltd.
1.048% due 05/21/2029 •		$36,050	36,050

Structured Asset Investment Loan Trust
0.259% due 06/25/2036 •		1,031	1,014
0.259% due 09/25/2036 •		11,540	11,316
0.709% due 01/25/2036 •		4,403	4,390
0.809% due 04/25/2033 •		531	527
1.009% due 05/25/2035 •		9,400	9,444
1.039% due 09/25/2034 •		304	301
1.039% due 01/25/2035 •		28,376	28,328
1.109% due 09/25/2034 •		218	218
1.234% due 01/25/2035 •		3,957	3,725
1.309% due 12/25/2034 •		4,429	4,439
1.489% due 04/25/2033 •		129	129
1.684% due 01/25/2035 •		4,313	3,465
1.834% due 01/25/2035 ^•		3,063	781

Structured Asset Securities Corp. Mortgage Loan Trust
0.289% due 01/25/2037 •		2,754	1,711
0.359% due 09/25/2036 •		2,721	2,710
0.379% due 04/25/2036 •		11,043	10,777
0.559% due 06/25/2035 •		729	726
0.559% due 05/25/2037 •		3,231	3,191
1.109% due 08/25/2037 •		7,599	7,681
2.659% due 12/25/2034 •		838	869

Sudbury Mill CLO Ltd.
1.373% due 01/17/2026 •		1,025	1,027

TCW CLO AMR Ltd.
1.168% due 02/15/2029 •		6,500	6,504

Telos CLO Ltd.
1.493% due 01/17/2027 •		3,726	3,728

TICP CLO Ltd.
1.064% due 04/20/2028 •		25,157	25,154

TPG Real Estate Finance Issuer Ltd.
1.306% due 03/15/2038 •		40,400	40,778

TPG Real Estate Finance Ltd.
1.258% due 10/15/2034 •		61,100	61,097

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	65

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Triaxx Prime CDO Ltd.
0.379% due 10/02/2039 •		$16,257	$1,194

Utah State Board of Regents
0.868% due 01/25/2057 •		44,222	44,354

Vendome Funding CLO DAC
1.860% due 07/20/2031 •	EUR	31,500	37,132

Venture CLO Ltd.
1.076% due 10/20/2028 •		$25,641	25,641
1.121% due 07/15/2027 •		3,021	3,025
1.166% due 09/07/2030 •		49,545	49,545
1.231% due 07/20/2030 •		9,250	9,239
1.293% due 07/19/2028 •		6,670	6,675
1.324% due 01/20/2029 •		41,300	41,337
1.399% due 07/15/2031 •		5,500	5,502

Vibrant CLO Ltd.
1.235% due 09/15/2030 •(c)		58,300	58,300

WaMu Asset-Backed Certificates WaMu Trust
0.359% due 04/25/2037 •		11,270	5,719

Washington Mutual Asset-Backed Certificates Trust
0.169% due 10/25/2036 •		1,607	834

Wellfleet CLO Ltd.
1.074% due 04/20/2029 •		41,525	41,519

WhiteHorse Ltd.
1.153% due 04/17/2027 •		1,320	1,321

Z Capital Credit Partners CLO Ltd.
1.173% due 07/16/2027 •		7,452	7,456

Total Asset-Backed Securities (Cost $5,985,511)			6,140,037

SOVEREIGN ISSUES 6.9%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	19,300	23,146

Brazil Government International Bond
2.875% due 04/01/2021		1,300	1,525

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2021 (h)	BRL	1,943,000	$342,445
0.000% due 10/01/2021 (h)		11,650,590	2,028,850
0.000% due 01/01/2022 (h)		2,079,800	357,263

Chile Government International Bond
1.250% due 01/22/2051	EUR	3,500	3,722
1.625% due 01/30/2025		11,600	14,471
2.450% due 01/31/2031		$43,900	44,181
2.550% due 01/27/2032		7,700	7,779
3.100% due 01/22/2061		19,000	17,695
3.500% due 01/25/2050		10,200	10,411

Emirate of Abu Dhabi Government International Bond
2.500% due 04/16/2025		20,600	21,760
3.125% due 04/16/2030		36,700	39,410
3.875% due 04/16/2050		34,300	37,359

Hong Kong Government International Bond
2.500% due 05/28/2024		1,000	1,062

Indonesia Government International Bond
4.200% due 10/15/2050		36,600	40,197

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	534,900	159,994
2.750% due 07/03/2030		$28,900	30,310
3.250% due 01/17/2028		18,000	19,890
3.800% due 05/13/2060		12,800	13,752
3.875% due 07/03/2050		56,000	61,713
4.125% due 01/17/2048		4,000	4,614
5.500% due 01/31/2022	ILS	484,400	151,540

Ivory Coast Government International Bond
5.875% due 10/17/2031	EUR	20,800	25,811

Japan Finance Organization for Municipalities
2.625% due 04/20/2022		$46,600	47,713
3.375% due 09/27/2023		55,800	59,637

Korea Housing Finance Corp.
0.750% due 10/30/2023	EUR	32,600	39,276

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$25,100	26,929

Kuwait International Government Bond
2.750% due 03/20/2022		21,700	22,193

Mexico Government International Bond
1.350% due 09/18/2027	EUR	4,500	5,461
3.900% due 04/27/2025		$9,800	10,795
4.750% due 04/27/2032		7,500	8,370
5.000% due 04/27/2051		26,100	28,382

New South Wales Treasury Corp.
2.750% due 11/20/2025 (j)	AUD	1,341	1,204
6.000% due 03/01/2022		165	132

66	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Paraguay Government International Bond
4.950% due 04/28/2031		$6,500	$7,378

Peru Government International Bond
2.392% due 01/23/2026		8,600	8,869
2.783% due 01/23/2031		2,900	2,910
5.350% due 08/12/2040	PEN	87,100	21,107
5.400% due 08/12/2034		64,700	16,868
5.940% due 02/12/2029		612,038	185,641
6.150% due 08/12/2032		140,000	40,567
6.350% due 08/12/2028		709,850	221,403
6.950% due 08/12/2031		41,800	12,949
8.200% due 08/12/2026		339,700	118,216

Poland Government International Bond
4.000% due 01/22/2024		$15	16

Province of Alberta
2.050% due 08/17/2026		6,000	6,249

Province of Quebec
3.500% due 12/01/2022	CAD	68,053	57,048

Provincia de Buenos Aires
37.855% due 04/12/2025	ARS	440,953	2,591

Qatar Government International Bond
3.375% due 03/14/2024		$34,200	36,750
3.750% due 04/16/2030		30,300	33,936
3.875% due 04/23/2023		41,330	44,106
4.000% due 03/14/2029		21,100	24,005
4.400% due 04/16/2050		46,200	53,734
4.500% due 01/20/2022		6,000	6,201
4.500% due 04/23/2028		12,200	14,252
5.103% due 04/23/2048		600	760

Queensland Treasury Corp.
4.250% due 07/21/2023	AUD	455	378

Saudi Government International Bond
2.375% due 10/26/2021		$15,500	15,672

Serbia Government International Bond
3.125% due 05/15/2027	EUR	19,600	25,500

Tokyo Metropolitan Government
2.000% due 05/17/2021		$400	401
2.500% due 06/08/2022		4,500	4,609

Total Sovereign Issues (Cost $4,718,713)			4,671,108

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (f)		775,108	1

Urbi Desarrollos Urbanos S.A.B. de C.V. (f)		9,250	4

Total Common Stocks (Cost $15,194)			5

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.0%

BANKING & FINANCE 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(k)(l)		6,800,000	$7,997

Charles Schwab Corp.
4.000% due 12/01/2030 •(k)		2,400,000	2,362
5.375% due 06/01/2025 •(k)		7,800,000	8,636

CoBank ACB
6.250% (US0003M + 4.557%) due 10/01/2022 ~(k)		40,000	4,210

Discover Financial Services
6.125% due 06/23/2025 •(k)		24,000,000	26,730

Encina Private Credit LLC «		3,411	0

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(k)		13,900,000	15,203

Wells Fargo & Co.
3.900% due 03/15/2026 •(k)		9,800,000	9,903

			75,041

UTILITIES 0.9%

AT&T Mobility LLC
7.000% due 10/20/2022 «(k)(m)		22,978,604	612,610

Total Preferred Securities (Cost $686,608)			687,651

SHORT-TERM INSTRUMENTS 8.9%

REPURCHASE AGREEMENTS (n) 2.9%
			1,979,735

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Federal Home Loan Bank
0.046% due 09/15/2021 (h)(i)		$8,600	8,598

ARGENTINA TREASURY BILLS 0.0%
19.158% due 06/30/2021 - 09/13/2021 (g)(h)	ARS	734,647	5,155

ISRAEL TREASURY BILLS 0.6%
(0.030)% due 05/05/2021 - 03/02/2022 (g)(h)	ILS	1,367,200	409,096

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	67

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 4.9%
(0.107)% due 06/28/2021 (g)(h)	JPY	366,950,000	$3,314,921

U.S. TREASURY BILLS 0.4%
0.050% due 04/22/2021 - 09/30/2021 (c)(g)(h)(q)(s)		$256,791	256,772

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.041% due 07/06/2021 - 07/20/2021 (g)(h)(q)(s)		52,249	52,247

Total Short-Term Instruments (Cost $6,089,622)			6,026,524

Total Investments in Securities (Cost $69,671,888)			69,742,131

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.5%

SHORT-TERM INSTRUMENTS 9.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.5%

PIMCO Short Asset Portfolio	351,644,958	$3,528,405

PIMCO Short-Term Floating NAV Portfolio III	292,782,428	2,886,835

Total Short-Term Instruments (Cost $6,396,964)		6,415,240

Total Investments in Affiliates (Cost $6,396,964)		6,415,240

Total Investments 112.8% (Cost $76,068,852)		$76,157,371

Financial Derivative Instruments (p)(r) 0.5% (Cost or Premiums, net $51,966)		325,498

Other Assets and Liabilities, net (13.3)%		(8,968,309)

Net Assets 100.0%		$67,514,560

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind bond security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.

68	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.

(m)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$616,817	$612,610	0.91%
CIMIC Group Ltd.	0.000	04/22/2021	11/30/2020	24,942	24,947	0.04
CIMIC Group Ltd.	0.000	07/27/2021	02/23/2021	49,431	49,399	0.07
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	39,200	39,201	0.06
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	22,800	22,872	0.03
Deutsche Bank AG	3.729	01/14/2032	02/01/2021	798	777	0.00
GHH Holdings Ltd.	1.877	12/04/2024	10/10/2018	65,742	66,007	0.10
General Motors Co.	5.400	10/02/2023	05/07/2020	7,794	8,474	0.01
General Motors Co.	6.125	10/01/2025	05/07/2020	7,795	9,181	0.02
Hotel (PL Property) Ltd.	1.928	02/07/2023	07/09/2018	47,700	49,054	0.07
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	14,161	14,189	0.02
PKY- San Felipe Plaza LP	TBD - 3.550	12/09/2021	12/05/2018 - 12/03/2020	122,000	122,110	0.18
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	15,000	18,227	0.03
Tawny Funding S.A.	3.150	03/16/2023	08/28/2018	183,876	156,553	0.23

				$1,218,056	$1,193,601	1.77%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	03/31/2021	04/01/2021	$33,543	U.S. Treasury Notes 0.125% due 02/28/2023	$(34,214)	$33,543	$33,543
MSC	0.120	03/22/2021	04/01/2021	402,840	United Kingdom Gilt 1.250% due 11/22/2027	(412,274)	402,840	402,853
	0.120	03/22/2021	04/06/2021	274,393	United Kingdom Gilt 0.625% due 10/22/2050	(278,912)	274,393	274,402
SOG	0.120	03/22/2021	04/14/2021	524,475	United Kingdom Gilt 0.750% - 2.000% due 11/22/2032 - 01/26/2035	(533,686)	524,475	524,492
	0.130	03/19/2021	04/09/2021	744,484	United Kingdom Gilt 0.125% - 1.250% due 11/22/2032 - 11/22/2065	(757,027)	744,484	744,519

Total Repurchase Agreements						$(2,016,113)	$1,979,735	$1,979,809

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	69

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	0.100%	12/22/2020	TBD	(3)	$(658)	$(658)

Total Reverse Repurchase Agreements						$(658)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.8)%
Ginnie Mae, TBA	4.500%	04/01/2051	$78,000	$(84,244)	$(84,374)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2036	152,800	(162,775)	(162,938)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2036	19,000	(20,247)	(20,221)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2051	1,496,540	(1,609,904)	(1,605,741)

Total Short Sales (2.8)%				$(1,877,170)	$(1,873,274)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(658)	$0	$(658)	$881	$223
FICC	33,543	0	0	33,543	(34,214)	(671)
MSC	677,255	0	0	677,255	(694,396)	(17,141)
SOG	1,269,011	0	0	1,269,011	(1,308,929)	(39,918)

Total Borrowings and Other Financing Transactions	$1,979,809	$(658)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(658)	$(658)

Total Borrowings	$0	$0	$0	$(658)	$(658)

Payable for reverse repurchase agreements					$(658)

70	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

(o)	Securities with an aggregate market value of $881 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(730,560) at a weighted average interest rate of 0.622%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	5,241	$646,731	$(4,445)	$0	$(860)
U.S. Treasury 10-Year Note June Futures	06/2021	73,267	9,593,398	(250,768)	0	(18,316)

				$(255,213)	$0	$(19,176)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Buxl 30-Year Bond June Futures	06/2021	1,473	$(355,911)	$(3,123)	$2,073	$(1,486)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	39	(5,604)	209	13	0
U.S. Treasury 30-Year Bond June Futures	06/2021	4,487	(693,662)	29,942	1,963	0
United Kingdom Long Gilt June Futures	06/2021	294	(51,713)	493	211	(4)

				$27,521	$4,260	$(1,490)

Total Futures Contracts				$(227,692)	$4,260	$(20,666)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.220%	$ 1,700	$(19)	$2	$(17)	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	71

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.669%		$2,300	$444	$21	$465	$6	$0
AT&T, Inc.	1.000	Quarterly	06/20/2025	0.536		10,600	(402)	610	208	6	0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.628		5,000	61	27	88	2	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.702		9,900	150	3	153	4	0
Auchan Holding S.A.	1.000	Quarterly	12/20/2027	1.182	EUR	3,700	(214)	163	(51)	9	0
Boeing Co.	1.000	Quarterly	12/20/2021	0.393		$10,300	18	31	49	1	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.607		15,900	(2)	114	112	0	(6)
British Telecommunications PLC	1.000	Quarterly	12/20/2027	0.975	EUR	7,500	(34)	51	17	10	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.035		3,000	(17)	9	(8)	7	0
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	1.210		$3,300	(42)	11	(31)	6	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.463		41,100	(1,891)	2,504	613	2	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.511		50,400	(221)	1,026	805	26	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.611		31,000	(484)	938	454	4	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.855		15,100	76	39	115	21	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.245		29,800	602	(543)	59	0	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2021	0.259		22,100	463	(337)	126	1	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.126		41,000	(225)	499	274	0	(9)
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.256	EUR	16,200	44	(785)	(741)	23	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	2.415		6,300	(35)	(337)	(372)	6	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.535		89,600	(14,030)	7,590	(6,440)	178	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.154		97,200	(4,751)	5,980	1,229	1	0
Tesco PLC	1.000	Quarterly	12/20/2027	0.977		20,000	31	11	42	0	(9)

							$(20,459)	$17,625	$(2,834)	$313	$(24)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$ 239,000	$(17,387)	$(4,631)	$(22,018)	$0	$(902)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Crossover 34 5-Year Index	5.000%	Quarterly	12/20/2025	EUR	564,271	$53,030	$28,806	$81,836	$2,582	$0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		1,049,200	136,681	11,008	147,689	7,207	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		489,500	12,412	2,947	15,359	513	0

						$202,123	$42,761	$244,884	$10,302	$0

72	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	06/16/2051	GBP	990,400	$(68,730)	$234,207	$165,477	$12,956	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		80,700	4,883	1,545	6,428	1,107	0
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022	BRL	448,020	0	833	833	0	(29)
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022		368,800	0	681	681	0	(24)
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022		2,557,300	(16)	4,794	4,778	0	(164)
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		712,780	0	1,302	1,302	0	(46)
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		1,468,100	(43)	2,784	2,741	0	(94)
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022		672,000	0	1,221	1,221	0	(43)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		726,800	0	1,325	1,325	0	(47)
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		873,100	0	1,589	1,589	0	(56)
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		676,600	0	1,237	1,237	0	(43)
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		500	0	1	1	0	0
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		95,500	0	170	170	0	(6)
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		139,800	0	248	248	0	(9)
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		261,800	0	(310)	(310)	17	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		6,161,000	(134)	(7,055)	(7,189)	395	0
Pay	1-Year BRL-CDI	3.360	Maturity	01/03/2022		32,306,900	5,311	(19,713)	(14,402)	2,069	0
Pay	1-Year BRL-CDI	3.390	Maturity	01/03/2022		80,300	0	(97)	(97)	5	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		12,594,700	(3,514)	(7,844)	(11,358)	808	0
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		234,900	0	(146)	(146)	15	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		648,800	(3)	(353)	(356)	42	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025	CAD	266,300	292	157	449	0	(81)
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		$1,819,100	(41,118)	152,657	111,539	0	(603)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	379,100,000	(19,447)	(31,762)	(51,209)	2,075	0
Pay	6-Month JPY-LIBOR	0.138	Semi-Annual	08/21/2026		19,500,000	0	(1,435)	(1,435)	0	(115)
Pay	6-Month JPY-LIBOR	0.137	Semi-Annual	08/21/2026		37,600,000	0	(2,757)	(2,757)	0	(222)
Pay	6-Month JPY-LIBOR	0.134	Semi-Annual	08/21/2026		19,500,000	0	(1,401)	(1,401)	0	(115)
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		39,030,000	0	(2,081)	(2,081)	0	(237)
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		19,400,000	0	(1,005)	(1,005)	0	(118)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		34,400,000	0	(1,383)	(1,383)	0	(210)
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		55,050,000	(25)	(2,025)	(2,050)	0	(336)
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		20,653,000	0	(791)	(791)	0	(126)
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		20,653,000	0	(781)	(781)	0	(126)
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		10,326,000	0	(511)	(511)	0	(63)
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		25,118,000	35	(1,417)	(1,382)	0	(154)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		72,760,000	(3,786)	(7,480)	(11,266)	683	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		38,460,000	2,759	(8,845)	(6,086)	433	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		192,648,000	7,357	35,435	42,792	0	(2,343)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		26,590,000	(23)	(6,226)	(6,249)	323	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		26,060,000	(1,925)	(5,097)	(7,022)	382	0
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		852,000	8	(118)	(110)	0	(14)
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		14,131,000	0	(6,562)	(6,562)	0	(709)
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		13,979,000	0	(6,405)	(6,405)	0	(702)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		44,325,000	(370)	(26,995)	(27,365)	2,388	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		1,890,000	0	(1,373)	(1,373)	105	0
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		20,820,000	1,332	(13,246)	(11,914)	1,156	0
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		5,690,000	10	(3,981)	(3,971)	319	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		68,631,600	3,368	(46,848)	(43,480)	3,868	0
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		38,310,000	4,139	(20,082)	(15,943)	0	(2,191)
Pay	6-Month JPY-LIBOR	0.123	Semi-Annual	08/22/2039		14,280,000	368	(6,299)	(5,931)	0	(817)
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		7,310,000	0	(3,278)	(3,278)	0	(416)
Pay	6-Month JPY-LIBOR	0.430	Semi-Annual	03/19/2041		12,627,000	0	475	475	0	(832)
Pay	6-Month JPY-LIBOR	0.410	Semi-Annual	03/25/2041		2,176,500	0	1	1	0	(298)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		6,538,600	15,982	(8,610)	7,372	0	(703)
Receive	6-Month JPY-LIBOR	0.538	Semi-Annual	03/15/2051		15,705,000	(241)	671	430	1,317	0
Receive	6-Month JPY-LIBOR	0.556	Semi-Annual	03/15/2051		3,747,000	(12)	(64)	(76)	443	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	73

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	6-Month JPY-LIBOR	0.520	Semi-Annual	03/16/2051	1,849,000	0	135	135	218	0
Receive	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051	9,006,000	4,944	(336)	4,608	1,039	0
Receive	6-Month JPY-LIBOR	0.557	Semi-Annual	03/17/2051	6,232,000	0	(136)	(136)	738	0
Receive	6-Month JPY-LIBOR	0.570	Semi-Annual	03/19/2051	8,679,000	0	(491)	(491)	1,029	0

						$(88,599)	$186,129	$97,530	$33,930	$(12,092)

Total Swap Agreements						$75,659	$241,886	$317,545	$44,545	$(13,018)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$4,260	$45,183	$49,443	$0	$(20,666)	$(13,220)	$(33,886)

(q)

Securities with an aggregate market value of $699,187 and cash of $14,902 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $638 and liability of $(202) for closed swap agreements is outstanding at period end.

74	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2021		DKK	13,412		$	2,131	$17	$0
	04/2021	$		396,627		EUR	337,683	0	(618)
	04/2021			2,057,300		GBP	1,498,051	7,919	0
	04/2021			1,775		JPY	188,300	0	(74)
	04/2021			74		PLN	278	0	(3)
	04/2021			27		RUB	2,081	0	0
	05/2021		EUR	337,683	$		396,851	620	0
	05/2021		GBP	1,498,051			2,057,513	0	(7,902)
	05/2021		ILS	88,914			27,016	412	0
	05/2021		NOK	10,690			1,263	13	0
	06/2021		JPY	189,955,000			1,745,236	28,247	0
	06/2021	$		16		RUB	1,192	0	0
	06/2021			364		ZAR	5,513	6	0
	07/2021			2,134		DKK	13,412	0	(17)
BPS	04/2021		AUD	13,489	$		10,683	437	0
	04/2021		BRL	1,068,800			194,317	4,432	0
	04/2021		EUR	1,214,656			1,473,531	49,103	0
	04/2021		HUF	70,645			239	10	0
	04/2021	$		187,598		BRL	1,068,800	2,288	0
	04/2021			25,794		GBP	18,518	0	(265)
	05/2021		EUR	2,403,857		$	2,826,871	6,230	0
	05/2021	$		360		CZK	7,631	0	(17)
	08/2021		MXN	12,212	$		573	0	(17)
	08/2021		PEN	25,975			7,035	101	0
BRC	05/2021	$		4,918		SEK	42,855	0	(10)
BSH	04/2021		BRL	3,468,000	$		655,068	38,934	0
	04/2021		$	612,203		BRL	3,468,000	4,862	(932)
	07/2021		BRL	1,943,000		$	352,343	9,639	(309)
	10/2021			5,794,000			1,019,211	6,573	0
	01/2022			1,235,600			214,756	1,290	0
CBK	04/2021		AUD	3,820			2,959	57	0
	04/2021		DKK	10,399			1,647	7	0
	04/2021		GBP	980,522			1,388,077	36,326	0
	04/2021		PEN	874,671			242,170	8,528	(9)
	04/2021	$		1,435		DKK	8,769	0	(53)
	04/2021			2,003		JPY	213,600	0	(73)
	04/2021			218,865		PEN	814,671	37	(1,280)
	05/2021		PEN	326,713	$		89,486	2,213	0
	05/2021	$		71		RUB	5,334	0	(1)
	06/2021		ILS	20,000	$		6,073	86	0
	06/2021		PEN	565,665			153,510	2,453	0
	06/2021	$		52,227		CLP	37,758,834	208	0
	06/2021			74		RUB	5,498	0	(2)
	07/2021		PEN	24,776	$		6,826	210	0
	07/2021	$		1,649		DKK	10,399	0	(7)
	08/2021		MXN	45,635	$		2,182	0	(21)
	08/2021		PEN	129,733			35,573	939	0
	09/2021			200,804			54,278	680	0
	09/2021	$		228,384		MXN	4,968,431	10,640	0
	10/2021		ILS	138,942	$		41,937	237	0
	11/2021			906,599			277,781	5,394	0
	12/2021		PEN	172,248			45,959	36	(29)
	01/2022		ILS	283,507			86,416	1,131	0
	02/2022			354,606			109,107	2,429	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	75

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	03/2022		ILS	274,456	$		83,417	$804	$0
	03/2022		PEN	470,706			126,225	794	0
DUB	04/2021		BRL	2,146,221			375,673	0	(5,630)
	04/2021	$		376,708		BRL	2,146,221	4,595	0
	05/2021			375,170			2,146,221	5,476	0
	05/2021			1,122		PEN	4,094	0	(28)
	06/2021		MXN	15,685	$		743	0	(19)
GLM	04/2021		AUD	6,287			5,025	250	0
	04/2021	$		31,710		AUD	41,572	0	(134)
	04/2021			4,064		MXN	86,839	181	0
	04/2021			85		RUB	6,426	0	0
	05/2021		AUD	41,572	$		31,714	133	0
	05/2021	$		54,045		MXN	1,165,880	2,822	0
	06/2021		PEN	18,702	$		5,062	68	0
	06/2021	$		1,534		MYR	6,243	0	(28)
	09/2021		PEN	38,310	$		10,416	190	0
	01/2022		ILS	44,854			13,691	197	0
	03/2022			73,022			22,225	245	0
HUS	04/2021		EUR	256,194			304,735	4,291	0
	04/2021		GBP	469,117			648,123	2,625	(1,229)
	04/2021		PEN	50,641			13,724	196	0
	04/2021	$		2,749		DKK	16,825	0	(97)
	04/2021			7,982		GBP	5,775	7	(28)
	04/2021			7,565		PEN	28,161	9	(51)
	04/2021			84		PLN	315	0	(4)
	05/2021		ILS	17,917	$		5,501	139	0
	05/2021		PEN	214,840			58,448	1,063	0
	05/2021	$		160		CZK	3,399	0	(8)
	05/2021			16,040		GBP	11,630	0	(5)
	05/2021			72		RUB	5,405	0	(1)
	06/2021		PEN	22,929	$		6,196	74	0
	06/2021	$		179,568		CLP	130,419,970	1,543	0
	06/2021			18		RUB	1,331	0	0
	06/2021			181		SGD	244	0	0
	12/2021		PEN	17,889	$		4,823	50	0
	01/2022		ILS	176,981			54,205	964	0
JPM	04/2021		BRL	6,570,702			1,186,742	26,524	(7,150)
	04/2021		DKK	11,594			1,836	8	0
	04/2021		GBP	68,666			95,678	1,015	0
	04/2021	$		1,180,240		BRL	6,570,702	0	(12,873)
	06/2021			322,586		KRW	365,957,534	1,940	0
	06/2021			589		ZAR	9,001	15	0
	07/2021			1,839		DKK	11,594	0	(8)
	10/2021		BRL	5,856,590	$		1,037,146	13,569	0
	11/2021		ILS	42,829			13,228	360	0
	01/2022		BRL	844,200			147,678	1,831	0
MYI	04/2021		AUD	17,976			14,241	587	0
	04/2021	$		5,360		JPY	590,841	0	(24)
	05/2021		JPY	590,841	$		5,362	24	0
	05/2021		NOK	18,431			2,179	24	0
	01/2022		ILS	16,565			5,070	86	0
RBC	06/2021		JPY	123,213,581			1,133,399	19,680	0
SCX	04/2021		BRL	146,221			25,665	0	(313)
	04/2021		CAD	3,023			2,386	0	(20)
	04/2021	$		26,981		BRL	146,221	0	(1,003)
	04/2021			5,207		SEK	42,855	0	(300)
	06/2021		JPY	53,781,419	$		494,169	8,043	0
	06/2021		PEN	25,170			6,811	90	0

76	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2021	$		813		IDR	11,836,335	$0	$(9)
	06/2021			6,011		INR	448,346	47	0
	06/2021			2,372		TWD	65,217	0	(63)
	12/2021		PEN	13,976	$		3,766	37	0
SOG	04/2021		JPY	992,741			9,397	431	0
SSB	04/2021		BRL	2,000,000			351,043	0	(4,281)
	04/2021	$		368,119		BRL	2,000,000	0	(12,794)
TOR	04/2021		CAD	170,265	$		134,502	0	(986)
	04/2021		EUR	1,270,691			1,543,624	53,485	0
	04/2021	$		135,470		CAD	170,265	19	0
	05/2021		CAD	170,265	$		135,475	0	(19)
UAG	04/2021	$		1,607		DKK	9,811	0	(61)
	04/2021			29		RUB	2,233	0	0
	05/2021			179		CZK	3,782	0	(9)
	06/2021			36		RUB	2,719	0	(1)

Total Forward Foreign Currency Contracts								$387,275	$(58,815)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	03/15/2023	102,000	$11,604	$22,629
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/10/2022	74,600	5,910	8,193
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/15/2022	190,000	20,082	20,983
JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	92,900	10,199	20,611
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/11/2022	74,600	0	8,208

Total Purchased Options							$47,795	$80,624

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	6.250	05/27/2021	105,600	$(1,676)	$(553)
	Call - OTC USD versus BRL		6.000	06/04/2021	178,000	(2,650)	(2,275)

						$(4,326)	$(2,828)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	$(1,710)	$(7)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	77

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	$(990)	$0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	0

						$(3,175)	$(7)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175%	03/15/2023	306,000	$(11,328)	$(21,899)
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/10/2022	201,450	(5,754)	(8,280)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/15/2022	513,100	(19,505)	(21,255)
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	278,700	(10,024)	(19,946)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/11/2022	201,450	0	(8,299)

							$(46,611)	$(79,679)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	61,500	$(192)	$(1,269)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	54,000	(346)	(396)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	71,000	(360)	(273)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	78,000	(335)	(435)
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	26,000	(110)	(88)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	26,000	(107)	(97)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	36,000	(157)	(889)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	40,000	(180)	(207)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	144,500	(858)	(840)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	77,000	(427)	(500)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	60,000	(368)	(399)
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	26,000	(106)	(87)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	7,000	(27)	(29)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	100,000	(594)	(616)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	89,300	(213)	(658)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	72,000	(186)	(726)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	82,700	(207)	(937)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	25,900	(89)	(98)

78	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$100.078	04/07/2021	6,000	$(19)	$(29)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	10,000	(23)	(171)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	49,700	(202)	(1,289)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	15,000	(105)	(69)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	38,000	(234)	(259)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	44,000	(261)	(305)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	37,000	(208)	(322)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	51,000	(287)	(449)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	15,000	(77)	(49)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	68,000	(478)	(930)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	38,000	(166)	(37)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	37,000	(116)	(18)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	22,000	(69)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	23,000	(144)	(182)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	23,000	(119)	(99)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	24,300	(104)	(105)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	22,000	(119)	(137)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	22,000	(82)	(52)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	32,000	(95)	(79)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	26,000	(75)	(90)
SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	27,000	(105)	(102)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	97,100	(258)	(1,340)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	57,000	(214)	(67)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	49,000	(168)	(132)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.828	04/07/2021	47,000	(162)	(168)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	57,000	(151)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	47,000	(103)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	47,000	(103)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	29,000	(69)	(644)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	118,500	(463)	(596)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	79

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	$100.391	05/06/2021	23,000	$(119)	$(80)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	39,000	(137)	(35)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	36,000	(276)	(363)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	161,700	(891)	(1,047)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.375	06/07/2021	36,000	(225)	(177)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.180	05/06/2021	14,000	(41)	(44)

					$(11,330)	$(18,029)

Total Written Options					$(65,442)	$(100,543)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	AXA Equitable Holdings, Inc.	1.000%	Quarterly	06/20/2023	0.292%	$9,600	$(261)	$415	$154	$0
	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.248	10,000	23	221	244	0
GST	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.248	85,000	261	1,818	2,079	0
	Ohio State General Obligation Bonds, Series 2007	1.000	Quarterly	09/20/2024	0.162	10,000	102	192	294	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.847	144,900	934	(78)	856	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.631	127,400	(5,478)	2,969	0	(2,509)
JPM	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.847	3,030	15	3	18	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.462	800	(40)	31	0	(9)

80	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.248	10,000	$15	$230	$245	$0

							$(4,429)	$5,801	$3,890	$(2,518)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 8,365	$(1,921)	$1,657	$0	$(264)
CBK	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	61,950	96	25	121	0
GST	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	87,000	208	(37)	171	0

						$(1,617)	$1,645	$292	$(264)

Total Swap Agreements						$(6,046)	$7,446	$4,182	$(2,782)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$37,234	$0	$0	$37,234	$(8,614)	$(2,828)	$0	$(11,442)	$25,792	$(17,150)	$8,642
BPS	62,601	22,629	0	85,230	(299)	(21,899)	0	(22,198)	63,032	(58,660)	4,372
BRC	0	0	0	0	(10)	0	(264)	(274)	(274)	292	18
BSH	61,298	0	0	61,298	(1,241)	0	0	(1,241)	60,057	(101,489)	(41,432)
CBK	73,209	0	519	73,728	(1,475)	(7)	0	(1,482)	72,246	(78,465)	(6,219)
DUB	10,071	0	0	10,071	(5,677)	0	0	(5,677)	4,394	(180)	4,214
FAR	0	0	0	0	0	(2,373)	0	(2,373)	(2,373)	2,383	10
GLM	4,086	29,176	0	33,262	(162)	(29,535)	0	(29,697)	3,565	(3,390)	175
GSC	0	0	0	0	0	(3,020)	0	(3,020)	(3,020)	2,979	(41)
GST	0	0	3,400	3,400	0	0	(2,509)	(2,509)	891	(580)	311
HUS	10,961	0	0	10,961	(1,423)	0	0	(1,423)	9,538	(10,670)	(1,132)
JPM	45,262	28,819	18	74,099	(20,031)	(36,077)	(9)	(56,117)	17,982	(38,861)	(20,879)
MYC	0	0	245	245	0	0	0	0	245	(197)	48
MYI	721	0	0	721	(24)	0	0	(24)	697	(600)	97
RBC	19,680	0	0	19,680	0	0	0	0	19,680	(15,690)	3,990
SAL	0	0	0	0	0	(4,804)	0	(4,804)	(4,804)	4,701	(103)
SCX	8,217	0	0	8,217	(1,708)	0	0	(1,708)	6,509	(4,260)	2,249
SOG	431	0	0	431	0	0	0	0	431	(280)	151
SSB	0	0	0	0	(17,075)	0	0	(17,075)	(17,075)	21,178	4,103

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	81

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
TOR	53,504	0	0	53,504	(1,005)	0	0	(1,005)	52,499	(52,660)	(161)
UAG	0	0	0	0	(71)	0	0	(71)	(71)	20	(51)

Total Over the Counter	$387,275	$80,624	$4,182	$472,081	$(58,815)	$(100,543)	$(2,782)	$(162,140)

(s)

Securities with an aggregate market value of $31,553 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,260	$4,260
Swap Agreements	0	10,615	0	0	34,568	45,183

	$0	$10,615	$0	$0	$38,828	$49,443

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$387,275	$0	$387,275
Purchased Options	0	0	0	0	80,624	80,624
Swap Agreements	0	4,182	0	0	0	4,182

	$0	$4,182	$0	$387,275	$80,624	$472,081

	$0	$14,797	$0	$387,275	$119,452	$521,524

82	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$20,666	$20,666
Swap Agreements	0	926	0	0	12,294	13,220

	$0	$926	$0	$0	$32,960	$33,886

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$58,815	$0	$58,815
Written Options	0	0	0	2,828	97,715	100,543
Swap Agreements	0	2,782	0	0	0	2,782

	$0	$2,782	$0	$61,643	$97,715	$162,140

	$0	$3,708	$0	$61,643	$130,675	$196,026

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(875)	$(875)
Written Options	0	0	0	0	3,931	3,931
Futures	1	0	0	0	494,828	494,829
Swap Agreements	0	3,617	0	0	(92,144)	(88,527)

	$1	$3,617	$0	$0	$405,740	$409,358

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$139,565	$0	$139,565
Written Options	0	591	0	2,039	85,042	87,672
Swap Agreements	0	13,729	0	0	(2,597)	11,132

	$0	$14,320	$0	$141,604	$82,445	$238,369

	$1	$17,937	$0	$141,604	$488,185	$647,727

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3,812)	$(3,812)
Futures	0	0	0	0	(851,963)	(851,963)
Swap Agreements	0	68,189	0	0	344,154	412,343

	$0	$68,189	$0	$0	$(511,621)	$(443,432)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(155,179)	$0	$(155,179)
Purchased Options	0	0	0	0	32,829	32,829
Written Options	0	9,759	0	31,801	(86,406)	(44,846)
Swap Agreements	0	10,586	0	0	0	10,586

	$0	$20,345	$0	$(123,378)	$(53,577)	$(156,610)

	$0	$88,534	$0	$(123,378)	$(565,198)	$(600,042)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	83

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$55,143	$597,387	$652,530
Corporate Bonds & Notes
Banking & Finance	0	11,465,194	18,227	11,483,421
Industrials	0	7,792,867	0	7,792,867
Specialty Finance	0	88,535	0	88,535
Utilities	7,899	2,513,126	0	2,521,025
Municipal Bonds & Notes
California	0	73,713	0	73,713
Connecticut	0	216	0	216
Florida	0	45,925	0	45,925
Georgia	0	73,960	0	73,960
Illinois	0	10,087	0	10,087
Iowa	0	20,269	0	20,269
Massachusetts	0	4,006	0	4,006
New York	0	85,940	0	85,940
Ohio	0	4,184	0	4,184
Pennsylvania	0	9,548	0	9,548
Rhode Island	0	197	0	197
Texas	0	14,316	0	14,316
West Virginia	0	22,828	0	22,828
U.S. Government Agencies	0	12,222,686	0	12,222,686
U.S. Treasury Obligations	0	8,837,801	0	8,837,801
Non-Agency Mortgage-Backed Securities	39,401	8,026,518	186,833	8,252,752
Asset-Backed Securities	0	5,981,741	158,296	6,140,037
Sovereign Issues	0	4,671,108	0	4,671,108
Common Stocks
Consumer Discretionary	5	0	0	5
Preferred Securities
Banking & Finance	0	75,041	0	75,041
Utilities	0	0	612,610	612,610
Short-Term Instruments
Repurchase Agreements	0	1,979,735	0	1,979,735
Short-Term Notes	0	8,598	0	8,598
Argentina Treasury Bills	0	5,155	0	5,155
Israel Treasury Bills	0	409,096	0	409,096
Japan Treasury Bills	0	3,314,921	0	3,314,921
U.S. Treasury Bills	0	256,772	0	256,772
U.S. Treasury Cash Management Bills	0	52,247	0	52,247

	$47,305	$68,121,473	$1,573,353	$69,742,131

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,415,240	$0	$0	$6,415,240

Total Investments	$6,462,545	$68,121,473	$1,573,353	$76,157,371

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,873,274)	$0	$(1,873,274)

84	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$4,260	$44,545	$0	$48,805
Over the counter	0	472,081	0	472,081

	$4,260	$516,626	$0	$520,886

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(20,666)	(13,018)	0	(33,684)
Over the counter	0	(162,140)	0	(162,140)

	$(20,666)	$(175,158)	$0	$(195,824)

Total Financial Derivative Instruments	$(16,406)	$341,468	$0	$325,062

Totals	$6,446,139	$66,589,667	$1,573,353	$74,609,159

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$913,542	$62,362	$(387,630)	$825	$352	$11,350	$0	$(3,414)	$597,387	$6,581
Corporate Bonds & Notes
Banking & Finance	16,936	0	0	0	0	1,291	0	0	18,227	1,291
Non-Agency Mortgage-Backed Securities	6,843	163,497	0	666	0	15,827	0	0	186,833	15,827
Asset-Backed Securities	76,414	88,885	(1,556)	0	8	(5,455)	0	0	158,296	(5,505)
Convertible Preferred Securities
Industrials	0	0	(33)	0	33	0	0	0	0	0
Preferred Securities
Utilities	0	621,523	(4,706)	0	0	(4,207)	0	0	612,610	(4,207)

Totals	$1,013,735	$936,267	$(393,925)	$1,491	$393	$18,806	$0	$(3,414)	$1,573,353	$13,987

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$156,553	Discounted Cash Flow	Discount Rate	7.764	—
	32,100	Market Based Approach	Recovery Value	100.000	—
	370,769	Other Valuation Techniques(2)	—	—	—
	37,965	Third Party Vendor	Broker Quote	100.000	—
Corporate Bonds & Notes
Banking & Finance	18,227	Discounted Cash Flow	Discount Rate	5.430	—
Non-Agency Mortgage-Backed Securities	10,994	Proxy Pricing	Base Price	$332,258.020	—
	175,839	Proxy Pricing	Base Price	75.010 - 802.160	99.741

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	85

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

March 31, 2021

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Asset-Backed Securities	158,296	Proxy Pricing	Base Price	$98.390 - 100.000	99.293
Preferred Securities
Utilities	612,610	Recent Transaction	Purchase Price	$27.048	—

Total	$1,573,353

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

86	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Fund’s Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions

ANNUAL REPORT	MARCH 31, 2021	87

Notes to Financial Statements (Cont.)

received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP

88	PIMCO TOTAL RETURN FUND

March 31, 2021

may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff

ANNUAL REPORT	MARCH 31, 2021	89

Notes to Financial Statements (Cont.)

regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of

90	PIMCO TOTAL RETURN FUND

March 31, 2021

official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not

ANNUAL REPORT	MARCH 31, 2021	91

Notes to Financial Statements (Cont.)

exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

92	PIMCO TOTAL RETURN FUND

March 31, 2021

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

ANNUAL REPORT	MARCH 31, 2021	93

Notes to Financial Statements (Cont.)

securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing

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Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2021	95

Notes to Financial Statements (Cont.)

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$4,696,667	$148,119	$(1,431,000)	$(40,049)	$154,668	$3,528,405	$44,118	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$6,655,383	$10,338,233	$(14,122,000)	$(4,783)	$20,002	$2,886,835	$11,733	$0

96	PIMCO TOTAL RETURN FUND

March 31, 2021

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may

ANNUAL REPORT	MARCH 31, 2021	97

Notes to Financial Statements (Cont.)

originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior

98	PIMCO TOTAL RETURN FUND

March 31, 2021

unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

ANNUAL REPORT	MARCH 31, 2021	99

Notes to Financial Statements (Cont.)

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2021, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

100	PIMCO TOTAL RETURN FUND

March 31, 2021

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or

ANNUAL REPORT	MARCH 31, 2021	101

Notes to Financial Statements (Cont.)

substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All

102	PIMCO TOTAL RETURN FUND

March 31, 2021

interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

ANNUAL REPORT	MARCH 31, 2021	103

Notes to Financial Statements (Cont.)

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

104	PIMCO TOTAL RETURN FUND

March 31, 2021

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the

ANNUAL REPORT	MARCH 31, 2021	105

Notes to Financial Statements (Cont.)

measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

106	PIMCO TOTAL RETURN FUND

March 31, 2021

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds,

ANNUAL REPORT	MARCH 31, 2021	107

Notes to Financial Statements (Cont.)

which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

108	PIMCO TOTAL RETURN FUND

March 31, 2021

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Notes to Financial Statements (Cont.)

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

110	PIMCO TOTAL RETURN FUND

March 31, 2021

Currency Risk   is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of

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Notes to Financial Statements (Cont.)

infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and

112	PIMCO TOTAL RETURN FUND

March 31, 2021

its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2021	113

Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

114	PIMCO TOTAL RETURN FUND

March 31, 2021

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

ANNUAL REPORT	MARCH 31, 2021	115

Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily

116	PIMCO TOTAL RETURN FUND

March 31, 2021

net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $83,886.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$1,327,875	$2,668,970

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	MARCH 31, 2021	117

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$294,808,950	$319,589,198	$18,405,939	$15,871,326

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,239,447	$13,271,864	1,040,286	$10,820,902

I-2	223,258	2,395,471	142,177	1,473,625

I-3	13,789	148,075	8,961	93,091

Administrative Class	47,223	505,074	37,274	387,865

Class A	196,928	2,110,795	154,880	1,610,936

Class C	12,595	135,480	9,619	100,292

Class R	17,803	191,166	16,654	173,850

Issued as reinvestment of distributions

Institutional Class	274,361	2,914,501	178,127	1,854,928

I-2	21,629	229,634	10,537	109,747

I-3	762	8,106	616	6,424

Administrative Class	8,995	95,519	6,356	66,147

Class A	37,827	401,595	23,944	249,250

Class C	2,702	28,670	2,302	23,918

Class R	3,558	37,766	2,233	23,242

Cost of shares redeemed

Institutional Class	(1,358,765)	(14,555,182)	(1,219,428)	(12,661,234)

I-2	(149,748)	(1,594,824)	(108,928)	(1,130,277)

I-3	(22,449)	(242,224)	(5,407)	(56,029)

Administrative Class	(58,693)	(627,951)	(76,071)	(789,491)

Class A	(178,227)	(1,905,078)	(219,836)	(2,280,504)

Class C	(67,864)	(726,798)	(69,704)	(723,341)

Class R	(23,927)	(255,868)	(26,358)	(273,487)

Net increase (decrease) resulting from Fund share transactions	241,204	$2,565,791	(91,766)	$(920,146)
†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. BASIS FOR CONSOLIDATION

MLM 700, LLC, a Delaware limited liability company (the “Subsidiary”), was formed on May 7, 2018, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio

118	PIMCO TOTAL RETURN FUND

March 31, 2021

holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary, comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the MLM 700, LLC as of period end represented 0.0% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Total Return Fund	$0	$0	$(102,128)	$(7,254)	$0	$(314,748)	$(37,920)	$(462,050)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

ANNUAL REPORT	MARCH 31, 2021	119

Notes to Financial Statements (Cont.)

March 31, 2021

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, non-taxable transactions, interest-only basis adjustment, straddle loss deferrals, partnership investments, hyperinflationary investments, and defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Total Return Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Total Return Fund	$74,770,146	$2,745,539	$(2,831,794)	$(86,255)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, non-taxable transactions, straddle loss deferrals, interest-only basis adjustment, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, partnership investments, hyperinflationary investments, and defaulted securities.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Total Return Fund	$3,328,809	$620,535	$0	$2,487,202	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

120	PIMCO TOTAL RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Total Return Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2021, the related consolidated statement of operations for the year ended March 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2021	121

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co. LLC.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSH	Banco Santander S.A. - New York Branch	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	SAL	Citigroup Global Markets, Inc.
FAR	Wells Fargo Bank National Association	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GSC	Goldman Sachs & Co. LLC	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	PEN	Peruvian New Sol
CZK	Czech Koruna	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee
JPY	Japanese Yen

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	EUR003M	3 Month EUR Swap Rate
BBSW1M	1 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	MAKA5DAY	Israel Gilon 5 Day
CDX.HY	Credit Derivatives Index - High Yield	PRIME	Daily US Prime Rate
CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	SOFRRATE	Secured Overnight Financing Rate
COF 11	Cost of Funds - 11th District of San Francisco	SONIO	Sterling Overnight Interbank Average Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.
CR	Custodial Receipts

122	PIMCO TOTAL RETURN FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
BABs	Build America Bonds	PIK	Payment-in-Kind
CDI	Brazil Interbank Deposit Rate	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	RMBS	Residential Mortgage-Backed Security
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

ANNUAL REPORT	MARCH 31, 2021	123

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Total Return Fund	0%	1.03%	$3,328,809	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends%
PIMCO Total Return Fund	0%

124	PIMCO TOTAL RETURN FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2021	125

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(† )	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

126	PIMCO TOTAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
(† )

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2021	127

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

128	PIMCO TOTAL RETURN FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2021	129

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

130	PIMCO TOTAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3016AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

PIMCO TRENDS Managed Futures Strategy Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

2	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (Cont.)

at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3 and Class A, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The

6	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status

PIMCO TRENDS Managed Futures Strategy Fund	12/31/13	12/31/13	12/31/13	04/27/18	12/31/13	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

8	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2021	9

PIMCO TRENDS Managed Futures Strategy Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (12/31/13)
PIMCO TRENDS Managed Futures Strategy Fund Institutional Class	4.90%	3.19%	4.45%
PIMCO TRENDS Managed Futures Strategy Fund I-2	4.85%	3.07%	4.31%
PIMCO TRENDS Managed Futures Strategy Fund I-3	4.77%	3.07%	4.31%
PIMCO TRENDS Managed Futures Strategy Fund Class A	4.46%	2.78%	4.04%
PIMCO TRENDS Managed Futures Strategy Fund Class A (adjusted)	(1.27)%	1.62%	3.24%
3 Month USD LIBOR	0.56%	1.49%	1.12%
Lipper Alternative Managed Futures Funds Average	7.25%	0.07%	1.59%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.69% for the Institutional Class shares, 1.79% for I-2 shares, 1.89% for I-3 shares and 2.09% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Institutional Class - PQTIX	I-2 - PQTPX	I-3 - PQTNX
Class A - PQTAX

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	72.2%
U.S. Treasury Obligations	11.9%
Corporate Bonds & Notes	8.2%
Commodities	3.9%
U.S. Government Agencies	1.6%
Other	2.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO TRENDS Managed Futures Strategy Fund seeks positive, risk-adjusted returns, consistent with prudent investment management, by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund’s investment strategy represents a composite of financial and commodity derivatives designed to provide exposure to global financial market and commodity price trends. Within the strategy’s allocations, contracts are positioned either long or short based on various characteristics related to their prices. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long positions in Taiwanese, Chinese, and Japanese equities contributed to performance, as these equity markets rallied.

»	Long positions in European, Hong Kong, and Singaporean duration contributed to performance, as rates rallied.

»	Long positions in iron, soybean meal, soybeans, and corn contributed to performance, as commodity prices rallied.

»	Positioning in the Thai baht, Chilean peso, Columbian peso, and Hungarian forint (against U.S. dollar) detracted from performance due to price reversals.

»	Positioning in Turkish, UK, and Italian equities detracted from performance due to price reversals.

»	The collateral portfolio contributed to returns, driven by gains from short-term corporate bonds for most of the reporting period.

ANNUAL REPORT	MARCH 31, 2021	11

Expense Example PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,102.10	$7.49	$1,000.00	$1,017.80	$7.19	1.43%
I-2	1,000.00	1,101.00	8.01	1,000.00	1,017.30	7.70	1.53
I-3	1,000.00	1,101.50	8.28	1,000.00	1,017.05	7.95	1.58
Class A	1,000.00	1,100.10	9.58	1,000.00	1,015.81	9.20	1.83

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2021	13

Financial Highlights PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2021	$10.61	$(0.09)	$0.59	$0.50	$(0.44)	$(0.06)	$0.00	$(0.50)

03/31/2020	9.87	0.09	0.88	0.97	(0.23)	0.00	0.00	(0.23)

03/31/2019	9.53	0.13	0.28	0.41	(0.07)	0.00	0.00	(0.07)

03/31/2018	9.36	0.07	0.12	0.19	0.00	0.00	(0.02)	(0.02)

03/31/2017	9.83	0.00	(0.47)	(0.47)	0.00	0.00	0.00	0.00

I-2

03/31/2021	10.59	(0.11)	0.59	0.48	(0.43)	(0.06)	0.00	(0.49)

03/31/2020	9.86	0.07	0.88	0.95	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.51	0.12	0.29	0.41	(0.06)	0.00	0.00	(0.06)

03/31/2018	9.36	0.06	0.11	0.17	0.00	0.00	(0.02)	(0.02)

03/31/2017	9.84	(0.01)	(0.47)	(0.48)	0.00	0.00	0.00	0.00

I-3

03/31/2021	10.60	(0.10)	0.58	0.48	(0.42)	(0.06)	0.00	(0.48)

03/31/2020	9.87	0.08	0.86	0.94	(0.21)	0.00	0.00	(0.21)

04/27/2018 - 03/31/2019	9.40	0.12	0.41	0.53	(0.06)	0.00	0.00	(0.06)

Class A

03/31/2021	10.50	(0.12)	0.57	0.45	(0.40)	(0.06)	0.00	(0.46)

03/31/2020	9.78	0.06	0.85	0.91	(0.19)	0.00	0.00	(0.19)

03/31/2019	9.44	0.09	0.28	0.37	(0.03)	0.00	0.00	(0.03)

03/31/2018	9.30	0.03	0.12	0.15	0.00	0.00	(0.01)	(0.01)

03/31/2017	9.80	(0.04)	(0.46)	(0.50)	0.00	0.00	0.00	0.00

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.61	5.00%	$888,307	1.40%		1.65%		1.37%		1.62%		(0.86)%	48%

10.61	9.96	617,532	1.37		1.69		1.28		1.60		0.94	18

9.87	4.27	494,751	1.26		1.62		1.22		1.58		1.33	30

9.53	2.08	352,415	1.17		1.56		1.15		1.54		0.69	58

9.36	(4.78)	224,976	1.16		1.52		1.15		1.51		0.01	69

10.58	4.85	103,899	1.50		1.75		1.47		1.72		(1.05)	48

10.59	9.83	26,567	1.47		1.79		1.38		1.70		0.71	18

9.86	4.29	2,615	1.36		1.72		1.32		1.68		1.22	30

9.51	1.81	1,882	1.27		1.66		1.25		1.64		0.59	58

9.36	(4.88)	1,147	1.26		1.62		1.25		1.61		(0.08)	69

10.60	4.87	13,869	1.55		1.85		1.52		1.82		(1.01)	48

10.60	9.74	8,468	1.52		1.89		1.43		1.80		0.80	18

9.87	5.63	7,900	1.41	*	1.82	*	1.37	*	1.78	*	1.36 *	30

10.49	4.56	30,969	1.80		2.05		1.77		2.02		(1.15)	48

10.50	9.51	53,242	1.77		2.09		1.68		2.00		0.59	18

9.78	3.93	52,416	1.66		2.02		1.62		1.98		0.92	30

9.44	1.56	57,500	1.57		1.96		1.55		1.94		0.30	58

9.30	(5.10)	5,537	1.56		1.92		1.55		1.91		(0.39)	69

ANNUAL REPORT	MARCH 31, 2021	15

Consolidated Statement of Assets and Liabilities PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$763,199
Investments in Affiliates	257,367

Financial Derivative Instruments
Exchange-traded or centrally cleared	20,620
Over the counter	44,611
Cash	5,309
Deposits with counterparty	9,138
Foreign currency, at value	17,499
Receivable for investments sold	99
Receivable for Fund shares sold	4,626
Interest and/or dividends receivable	736
Dividends receivable from Affiliates	105
Reimbursement receivable from PIMCO	187

Total Assets	1,123,496

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$13,643
Over the counter	41,642
Payable for investments purchased	6,893
Payable for investments in Affiliates purchased	105
Deposits from counterparty	18,291
Payable for Fund shares redeemed	4,461
Accrued investment advisory fees	1,125
Accrued supervisory and administrative fees	285
Accrued servicing fees	7

Total Liabilities	86,452

Net Assets	$1,037,044

Net Assets Consist of:

Paid in capital	$968,679
Distributable earnings (accumulated loss)	68,365

Net Assets	$1,037,044

Cost of investments in securities	$761,035
Cost of investments in Affiliates	$256,516
Cost of foreign currency held	$17,118
Cost or premiums of financial derivative instruments, net	$21,782

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$888,307
I-2	103,899
I-3	13,869
Class A	30,969

Shares Issued and Outstanding:

Institutional Class	83,701
I-2	9,820
I-3	1,308
Class A	2,951

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.61
I-2	10.58
I-3	10.60
Class A	10.49

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	17

Consolidated Statement of Operations PIMCO TRENDS Managed Futures Strategy Fund

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest	$2,542
Dividends from Investments in Affiliates	1,625
Total Income	4,167

Expenses:

Investment advisory fees	10,177
Supervisory and administrative fees	2,581
Servicing fees - Class A	88
Trustee fees	4
Interest expense	194
Miscellaneous expense	38
Total Expenses	13,082
Waiver and/or Reimbursement by PIMCO	(1,986)
Net Expenses	11,096

Net Investment Income (Loss)	(6,929)

Net Realized Gain (Loss):

Investments in securities	484
Investments in Affiliates	(596)
Exchange-traded or centrally cleared financial derivative instruments	44,824
Over the counter financial derivative instruments	36,589
Foreign currency	(12,602)

Net Realized Gain (Loss)	68,699

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	6,003
Investments in Affiliates	3,876
Exchange-traded or centrally cleared financial derivative instruments	(7,491)
Over the counter financial derivative instruments	(17,514)
Foreign currency assets and liabilities	(61)

Net Change in Unrealized Appreciation (Depreciation)	(15,187)

Net Increase (Decrease) in Net Assets Resulting from Operations	$46,583

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(6,929)	$5,165
Net realized gain (loss)	68,699	35,195
Net change in unrealized appreciation (depreciation)	(15,187)	17,072

Net Increase (Decrease) in Net Assets Resulting from Operations	46,583	57,432

Distributions to Shareholders:

From net investment income and/or net realized capital gains Institutional Class	(31,423)	(11,315)
I-2	(2,365)	(121)
I-3	(510)	(173)
Class A	(1,805)	(865)
Class C	N/A	(27	)(a)

Total Distributions(b)	(36,103)	(12,501)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	320,755	101,742

Total Increase (Decrease) in Net Assets	331,235	146,673

Net Assets:

Beginning of year	705,809	559,136
End of year	$1,037,044	$705,809

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class C Shares liquidated at the close of business on February 7, 2020.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	19

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.6%

CORPORATE BONDS & NOTES 8.1%

BANKING & FINANCE 5.4%

Athene Global Funding
1.468% (US0003M + 1.230%) due 07/01/2022 ~	$1,000	$1,011

Brixmor Operating Partnership LP
1.255% (US0003M + 1.050%) due 02/01/2022 ~	900	902

Citigroup, Inc.
0.888% (SOFRRATE + 0.870%) due 11/04/2022 ~	2,000	2,008

Credit Suisse Group Funding Guernsey Ltd.
2.513% (US0003M + 2.290%) due 04/16/2021 ~	3,100	3,102

Goldman Sachs Group, Inc.
0.433% due 01/27/2023 •	2,000	2,000

HSH Portfoliomanagement AoeR
0.511% (US0003M + 0.330%) due 11/19/2021 ~	3,000	3,005

JPMorgan Chase & Co.
3.875% due 02/01/2024	10,000	10,900

Lloyds Bank PLC
2.250% due 08/14/2022	4,000	4,101

Lloyds Banking Group PLC
0.987% (US0003M + 0.800%) due 06/21/2021 ~	1,800	1,803

Mitsubishi UFJ Financial Group, Inc.
1.008% (US0003M + 0.790%) due 07/25/2022 ~	3,400	3,426
1.075% (US0003M + 0.860%) due 07/26/2023 ~	400	405
1.244% (US0003M + 1.060%) due 09/13/2021 ~	593	596

Mizuho Financial Group, Inc.
0.786% (US0003M + 0.610%) due 09/08/2024 ~	1,800	1,806
1.057% (US0003M + 0.880%) due 09/11/2022 ~	2,600	2,625

Nationwide Building Society
1.700% due 02/13/2023	6,800	6,973

Nordea Bank Abp
1.130% (US0003M + 0.940%) due 08/30/2023 ~	200	202

PNC Financial Services Group, Inc.
2.200% due 11/01/2024	6,000	6,303

Sumitomo Mitsui Financial Group, Inc.
1.004% (US0003M + 0.780%) due 07/12/2022 ~	2,500	2,519

Toyota Motor Credit Corp.
0.592% due 05/17/2022 •	600	602

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Group AG
3.000% due 04/15/2021	$1,000	$1,001

Wells Fargo Bank N.A.
0.810% (US0003M + 0.620%) due 05/27/2022 ~	500	500

		55,790

INDUSTRIALS 1.9%

AbbVie, Inc.
0.532% (US0003M + 0.350%) due 05/21/2021 ~	4,000	4,001
2.300% due 05/14/2021	1,000	1,001

BAT Capital Corp.
1.074% (US0003M + 0.880%) due 08/15/2022 ~	2,000	2,016

Central Nippon Expressway Co. Ltd.
0.762% (US0003M + 0.560%) due 11/02/2021 ~	3,000	3,007
2.091% due 09/14/2021	3,000	3,022

Charter Communications Operating LLC
4.464% due 07/23/2022	300	313

eBay, Inc.
2.750% due 01/30/2023	1,600	1,667

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~	700	702

Occidental Petroleum Corp.
1.644% (US0003M + 1.450%) due 08/15/2022 ~	3,100	3,068

QUALCOMM, Inc.
0.942% (US0003M + 0.730%) due 01/30/2023 ~	500	505

Reckitt Benckiser Treasury Services PLC
0.751% (US0003M + 0.560%) due 06/24/2022 ~	500	503

		19,805

UTILITIES 0.8%

AT&T, Inc.
3.000% due 06/30/2022	1,100	1,131

Atmos Energy Corp.
0.565% (US0003M + 0.380%) due 03/09/2023 ~	5,200	5,201

Verizon Communications, Inc.
1.190% (US0003M + 1.000%) due 03/16/2022 ~	1,800	1,815

		8,147

Total Corporate Bonds & Notes (Cost $83,443)		83,742

20	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 1.6%

Fannie Mae
0.473% due 12/25/2044 •		$1,494	$1,504
0.559% due 07/25/2049 •		3,292	3,333
0.573% due 07/25/2046 •		2,590	2,593

Freddie Mac
0.473% due 03/15/2037 - 08/15/2042 •		5,274	5,307
0.506% due 11/15/2043 •		1,080	1,090
0.656% due 01/15/2042 •		316	321

Ginnie Mae
0.584% due 12/20/2068 •		1,369	1,364
0.750% due 03/20/2065 •		800	808

Total U.S. Government Agencies (Cost $16,229)			16,320

U.S. TREASURY OBLIGATIONS 11.8%

U.S. Treasury Notes
2.750% due 08/15/2021		120,700	121,940

Total U.S. Treasury Obligations (Cost $121,921)			121,940

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

Trinity Square PLC
0.899% due 07/15/2059 •	GBP	4,200	5,790

Total Non-Agency Mortgage-Backed Securities (Cost $5,837)			5,790

ASSET-BACKED SECURITIES 0.7%

CoreVest American Finance Trust
2.968% due 10/15/2049		$152	153

Discover Card Execution Note Trust
0.376% due 12/15/2023 •		3,000	3,006

SLC Student Loan Trust
0.294% due 03/15/2027 •		783	780
0.304% due 06/15/2029 •		982	978

SLM Student Loan Trust
0.308% due 01/26/2026 •		67	67
0.559% due 06/25/2043 •		749	743
0.654% due 12/15/2027 •		867	867

0.734% due 12/15/2025 •		676	676

Total Asset-Backed Securities (Cost $7,259)			7,270

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.9%

Export-Import Bank of India
1.182% (US0003M + 1.000%) due 08/21/2022 ~		$1,500	$1,502

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	13,930	4,167
5.500% due 01/31/2022		9,510	2,975

Major Joint Local Government Bond
1.030% due 09/24/2021	JPY	100,000	908

Total Sovereign Issues (Cost $9,698)			9,552

		OUNCES
COMMODITIES 3.8%
Gold Warehouse Receipts		20,039	34,340
Platinum Warehouse Receipts		4,218	5,013

Total Commodities (Cost $37,391)			39,353

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 46.1%

SHORT-TERM NOTES 1.1%

Federal Home Loan Bank
0.015% due 06/18/2021 (c)(d)		$11,800	11,800

ISRAEL TREASURY BILLS 0.3%
(0.020)% due 06/02/2021 - 03/02/2022 (b)(c)	ILS	11,230	3,360

U.S. TREASURY BILLS 29.7%
0.056% due 04/15/2021 - 09/23/2021 (b)(c)(f)(h)		$308,589	308,576

U.S. TREASURY CASH MANAGEMENT BILLS 15.0%
0.057% due 05/13/2021 - 07/27/2021 (a)(b)(c)(f)(h)		155,500	155,496

Total Short-Term Instruments (Cost $479,257)			479,232

Total Investments in Securities (Cost $761,035)			763,199

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	21

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 24.8%

SHORT-TERM INSTRUMENTS 24.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.8%

PIMCO Short Asset Portfolio	8,435,144	$84,638

PIMCO Short-Term Floating NAV Portfolio III	17,518,116	172,729

Total Short-Term Instruments (Cost $256,516)		257,367

Total Investments in Affiliates (Cost $256,516)		257,367

Total Investments 98.4% (Cost $1,017,551)		$1,020,566

Financial Derivative Instruments (e)(g) 1.0% (Cost or Premiums, net $21,782)		9,946

Other Assets and Liabilities, net 0.6%		6,532

Net Assets 100.0%		$1,037,044

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

(e) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Canada Bankers’ Acceptance December Futures	12/2021	94	$18,603	$(11)	$0	$(2)
3-Month Euribor December Futures	12/2021	353	104,055	(11)	0	(10)

22	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2021

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum June Futures	06/2021	322	$17,780	$383	$414	$(31)
Amsterdam Index April Futures	04/2021	54	8,855	252	41	(16)
Brent Crude August Futures	06/2021	37	2,291	(55)	0	(46)
CAC 40 Index April Futures	04/2021	129	9,177	124	110	(30)
Coal August Futures	08/2021	76	5,472	324	23	0
Coal July Futures	07/2021	76	5,407	259	15	0
Coal September Futures	09/2021	76	5,563	415	19	0
Copper July Futures	07/2021	253	25,303	(545)	99	(1)
Corn July Futures	07/2021	608	16,644	458	779	0
Cotton No. 2 July Futures	07/2021	323	13,270	(1,234)	68	0
DAX Index June Futures	06/2021	18	7,931	321	102	(3)
E-mini NASDAQ 100 Index June Futures	06/2021	25	6,545	43	106	0
E-Mini Russell 2000 Index June Futures	06/2021	45	5,001	(275)	89	0
E-mini S&P 500 Index June Futures	06/2021	20	3,967	32	20	0
Euro-BTP Italy Government Bond June Futures	06/2021	953	135,114	47	83	(122)
FTSE 100 Index June Futures	06/2021	80	7,367	(29)	42	(57)
FTSE China A50 Index April Futures	04/2021	1,111	19,089	85	0	(181)
FTSE Taiwan Index April Futures	04/2021	484	28,043	282	0	(184)
FTSE/JSE Index June Futures	06/2021	277	11,482	(164)	21	(142)
FTSE/MIB Index June Futures	06/2021	79	11,300	200	104	0
Gas Oil June Futures	06/2021	319	16,261	(412)	0	(52)
Globex Natural Gas July Futures	06/2021	272	7,431	174	0	(24)
Gold 100 oz. August Futures	08/2021	45	7,729	(113)	133	0
Hang Seng China Enterprises Index April Futures	04/2021	117	8,235	53	52	(42)
Hang Seng Index April Futures	04/2021	18	3,278	21	22	(24)
Hard Red Winter Wheat July Futures	07/2021	336	9,773	(809)	286	0
IBEX 35 Index April Futures	04/2021	70	7,049	(33)	87	(10)
ICE Carbon Emissions December Futures	12/2021	391	19,510	4,595	321	0
Iron Ore May Futures	05/2021	1,248	19,406	592	0	(139)
Lean Hogs June Futures	06/2021	176	7,413	719	0	(51)
Live Cattle August Futures	08/2021	170	8,294	41	41	(3)
MEXBOL Index June Futures	06/2021	331	7,583	(191)	0	(176)
MSCI Singapore April Futures	04/2021	1,103	29,350	181	238	(258)
Natural Gas May Futures	04/2021	310	6,200	683	252	0
Natural Gas May Futures	04/2021	285	4,723	440	171	0
New York Harbor ULSD July Futures	06/2021	270	20,141	(472)	0	(247)
Nickel June Futures	06/2021	111	10,697	(1,308)	0	(1,308)
Nikkei 225 Index June Futures	06/2021	52	6,861	90	67	(56)
OMX Stockholm 30 Index April Futures	04/2021	775	19,409	298	228	(60)
Palladium June Futures	06/2021	13	3,406	6	5	(37)
Platinum April Futures	04/2021	80	4,754	247	123	0
RBOB Gasoline July Futures	06/2021	370	30,109	251	0	(496)
S&P CNX Nifty Index April Futures	04/2021	505	14,893	(143)	0	(185)
S&P/Toronto Stock Exchange 60 June Futures	06/2021	56	9,902	(19)	3	(17)
Silver July Futures	07/2021	60	7,372	(628)	118	0
Soybean July Futures	07/2021	354	25,271	612	1,239	0
Soybean Meal July Futures	07/2021	319	13,551	692	788	0
Soybean Oil July Futures	07/2021	652	19,857	421	887	0
SPI 200 Index June Futures	06/2021	218	28,008	82	232	(207)
Sugar No. 11 July Futures	06/2021	804	13,300	(938)	0	(72)
Swiss Market Index June Futures	06/2021	248	28,674	196	75	(136)
Topix Index June Futures	06/2021	183	32,295	867	264	(397)
Wheat July Futures	07/2021	389	11,976	(553)	311	0
WIG20 Index June Futures	06/2021	1,032	10,137	(348)	0	(68)
WTI Crude July Futures	06/2021	218	12,869	(333)	0	(288)
Zinc June Futures	06/2021	235	16,548	59	75	(16)

				$5,921	$8,153	$(5,194)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	23

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Arabica Coffee July Futures	07/2021	135	$(6,348)	$(125)	$0	$(151)
Australia Government 10-Year Bond June Futures	06/2021	424	(44,480)	32	339	0
BIST 30 Index April Futures	04/2021	1,922	(3,357)	405	8	0
Cocoa July Futures	07/2021	84	(2,003)	201	0	(1)
Euro-OAT France Government 10-Year Bond June Futures	06/2021	248	(47,100)	(58)	148	(73)
Gold 100 oz. June Futures	06/2021	200	(34,312)	242	0	(592)
Lead April Futures	04/2021	195	(9,540)	(173)	0	(173)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	06/2022	1,403	(241,179)	9	20	0
Volatility S&P 500 Index April Futures	04/2021	271	(5,619)	1,003	60	0
VSTOXX Mini April Futures	04/2021	1,536	(3,305)	601	145	(1)

				$2,137	$720	$(991)

Total Futures Contracts				$8,058	$8,873	$(6,185)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-34 5-Year Index	(1.000)%	Quarterly	12/20/2025	$85,900	$3,581	$573	$4,154	$0	$(279)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Crossover 35 5-Year Index	5.000%	Quarterly	06/20/2026	EUR	37,600	$4,968	$325	$5,293	$184	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2030	GBP	78,300	$1,972	$719	$2,691	$399	$0
Receive	1-Day INR-MIBOR Compounded-OIS	4.118	Semi-Annual	09/16/2025	INR	1,301,800	133	552	685	0	(1)
Receive	1-Day INR-MIBOR Compounded-OIS	4.313	Semi-Annual	12/16/2025		549,300	82	163	245	0	(1)
Pay	1-Day INR-MIBOR Compounded-OIS	4.395	Semi-Annual	12/16/2025		881,400	0	(350)	(350)	0	0
Receive	1-Day INR-MIBOR Compounded-OIS	4.710	Semi-Annual	03/17/2026		1,165,000	0	341	341	0	(1)
Receive	1-Day INR-MIBOR Compounded-OIS	5.400	Semi-Annual	03/17/2026		1,316,200	(20)	(135)	(155)	2	0
Receive(5)	1-Day INR-MIBOR Compounded-OIS	5.400	Semi-Annual	06/16/2026		2,401,100	56	(119)	(63)	7	0

24	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	5.745%	Maturity	01/02/2023	BRL	50,700	$0	$(216)	$(216)	$0	$(3)
Receive	1-Year BRL-CDI	5.920	Maturity	01/02/2023		54,100	0	(283)	(283)	0	(4)
Pay	1-Year BRL-CDI	8.170	Maturity	01/02/2023		54,100	272	667	939	4	0
Pay	1-Year BRL-CDI	9.835	Maturity	01/02/2023		31,700	122	853	975	3	0
Pay	1-Year BRL-CDI	10.730	Maturity	01/02/2023		47,700	598	1,000	1,598	4	0
Receive	1-Year BRL-CDI	5.338	Maturity	01/02/2025		82,200	284	517	801	0	(2)
Receive	1-Year BRL-CDI	5.615	Maturity	01/02/2025		74,500	0	645	645	0	(2)
Pay	1-Year BRL-CDI	5.675	Maturity	01/02/2025		71,900	0	(480)	(480)	2	0
Pay	1-Year BRL-CDI	5.770	Maturity	01/02/2025		86,500	0	(803)	(803)	3	0
Pay	1-Year BRL-CDI	5.840	Maturity	01/02/2025		219,900	0	(1,931)	(1,931)	7	0
Receive	1-Year BRL-CDI	5.853	Maturity	01/02/2025		225,800	(762)	1,915	1,153	0	(8)
Pay	1-Year BRL-CDI	5.877	Maturity	01/02/2025		103,500	0	(596)	(596)	4	0
Pay	1-Year BRL-CDI	5.950	Maturity	01/02/2025		78,500	0	(540)	(540)	3	0
Pay	1-Year BRL-CDI	6.238	Maturity	01/02/2025		50,200	35	(156)	(121)	2	0
Receive	1-Year BRL-CDI	6.270	Maturity	01/02/2025		123,300	1,522	(1,262)	260	0	(5)
Receive	1-Year BRL-CDI	6.479	Maturity	01/02/2025		3,500	0	6	6	0	0
Receive	1-Year BRL-CDI	6.620	Maturity	01/02/2025		187,800	0	646	646	0	(7)
Receive	1-Year BRL-CDI	6.630	Maturity	01/02/2025		169,000	0	572	572	0	(7)
Receive	1-Year BRL-CDI	6.840	Maturity	01/02/2025		267,300	(3)	1,259	1,256	0	(10)
Receive	1-Year BRL-CDI	7.010	Maturity	01/02/2025		112,400	0	453	453	0	(4)
Receive	1-Year BRL-CDI	7.328	Maturity	01/02/2025		349,600	0	935	935	0	(14)
Pay	1-Year BRL-CDI	8.550	Maturity	01/02/2025		248,700	5,266	(2,603)	2,663	16	0
Receive	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029	CAD	71,000	267	(244)	23	93	0
Receive	3-Month CNY-CNREPOFIX	2.268	Quarterly	09/16/2025	CNY	117,400	0	374	374	0	(21)
Receive	3-Month CNY-CNREPOFIX	2.295	Quarterly	09/16/2025		493,500	967	516	1,483	0	(86)
Receive	3-Month CNY-CNREPOFIX	2.345	Quarterly	09/16/2025		168,100	0	452	452	0	(29)
Receive	3-Month CNY-CNREPOFIX	2.725	Quarterly	09/16/2025		76,100	0	18	18	0	(13)
Pay	3-Month CNY-CNREPOFIX	2.630	Quarterly	12/16/2025		63,700	0	(62)	(62)	12	0
Receive	3-Month CNY-CNREPOFIX	2.645	Quarterly	12/16/2025		135,600	239	(121)	118	0	(25)
Receive	3-Month CNY-CNREPOFIX	2.718	Quarterly	12/16/2025		66,800	0	25	25	0	(12)
Receive	3-Month CNY-CNREPOFIX	2.780	Quarterly	12/16/2025		453,400	0	(24)	(24)	0	(82)
Pay	3-Month CNY-CNREPOFIX	2.623	Quarterly	03/17/2026		24,000	0	(27)	(27)	5	0
Pay	3-Month CNY-CNREPOFIX	2.663	Quarterly	03/17/2026		106,000	0	(91)	(91)	20	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		130,200	0	(77)	(77)	20	0
Pay	3-Month CNY-CNREPOFIX	2.790	Quarterly	03/17/2026		59,500	0	3	3	11	0
Pay	3-Month CNY-CNREPOFIX	2.823	Quarterly	03/17/2026		116,600	0	33	33	22	0
Receive	3-Month CNY-CNREPOFIX	2.900	Quarterly	03/17/2026		354,400	(26)	(330)	(356)	0	(67)
Receive	3-Month CNY-CNREPOFIX	2.927	Quarterly	03/17/2026		90,000	0	(92)	(92)	0	(17)
Receive	3-Month CNY-CNREPOFIX	2.993	Quarterly	03/17/2026		115,000	0	(171)	(171)	0	(21)
Pay	3-Month COP-IBR Compounded-OIS	4.850	Quarterly	01/08/2025	COP	57,936,900	177	441	618	5	0
Receive	3-Month COP-IBR Compounded-OIS	5.150	Quarterly	03/13/2025		32,399,200	0	(379)	(379)	0	(3)
Receive	3-Month COP-IBR Compounded-OIS	4.350	Quarterly	03/27/2025		18,740,800	0	(56)	(56)	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	4.360	Quarterly	03/30/2025		24,984,600	0	(76)	(76)	0	(3)
Pay	3-Month COP-IBR Compounded-OIS	3.850	Quarterly	04/24/2025		63,969,600	0	(99)	(99)	9	0
Pay	3-Month COP-IBR Compounded-OIS	3.612	Quarterly	05/08/2025		46,881,400	0	(216)	(216)	8	0
Receive	3-Month COP-IBR Compounded-OIS	3.400	Quarterly	08/28/2025		31,428,600	0	288	288	0	(19)
Pay	3-Month COP-IBR Compounded-OIS	3.295	Quarterly	10/09/2025		44,251,300	0	(471)	(471)	35	0
Receive	3-Month COP-IBR Compounded-OIS	3.220	Quarterly	12/11/2025		57,840,600	0	781	781	0	(58)
Pay	3-Month COP-IBR Compounded-OIS	3.060	Quarterly	02/05/2026		34,052,300	0	(554)	(554)	39	0
Receive	3-Month COP-IBR Compounded-OIS	3.940	Quarterly	03/05/2026		89,552,200	0	539	539	0	(106)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	25

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month COP-IBR Compounded-OIS	4.110%	Quarterly	03/23/2026	COP	115,138,400	$0	$516	$516	$0	$(137)
Pay	3-Month HKD-HIBOR	2.715	Quarterly	09/19/2023	HKD	73,000	255	274	529	0	(3)
Pay	3-Month HKD-HIBOR	2.785	Quarterly	12/19/2023		204,120	143	1,497	1,640	0	(14)
Receive	3-Month HKD-HIBOR	2.815	Quarterly	12/19/2023		12,300	0	(100)	(100)	1	0
Receive	3-Month HKD-HIBOR	1.470	Quarterly	12/18/2024		271,200	43	(977)	(934)	55	0
Pay	3-Month HKD-HIBOR	1.593	Quarterly	12/18/2024		107,200	0	432	432	0	(22)
Receive	3-Month HKD-HIBOR	1.731	Quarterly	12/18/2024		218,100	28	(1,052)	(1,024)	44	0
Pay	3-Month HKD-HIBOR	1.340	Quarterly	03/18/2025		207,300	0	558	558	0	(48)
Pay	3-Month HKD-HIBOR	1.715	Quarterly	03/18/2025		510,700	0	2,351	2,351	0	(117)
Pay	3-Month HKD-HIBOR	1.810	Quarterly	03/18/2025		286,700	0	1,459	1,459	0	(66)
Receive	3-Month HKD-HIBOR	1.860	Quarterly	03/18/2025		185,700	0	(992)	(992)	43	0
Pay	3-Month HKD-HIBOR	1.010	Quarterly	06/17/2025		117,700	0	89	89	0	(31)
Receive	3-Month HKD-HIBOR	1.120	Quarterly	06/17/2025		84,100	0	(114)	(114)	22	0
Pay	3-Month HKD-HIBOR	1.600	Quarterly	06/17/2025		176,300	0	696	696	0	(46)
Receive	3-Month HKD-HIBOR	0.575	Quarterly	09/16/2025		110,900	0	223	223	34	0
Pay	3-Month HKD-HIBOR	0.618	Quarterly	09/16/2025		236,200	0	(418)	(418)	0	(72)
Receive	3-Month HKD-HIBOR	0.700	Quarterly	09/16/2025		317,800	0	413	413	97	0
Pay	3-Month HKD-HIBOR	0.790	Quarterly	09/16/2025		116,500	0	(91)	(91)	0	(35)
Receive	3-Month HKD-HIBOR	1.085	Quarterly	09/16/2025		304,200	0	(274)	(274)	92	0
Receive	3-Month HKD-HIBOR	0.550	Quarterly	12/16/2025		101,900	0	266	266	35	0
Pay	3-Month HKD-HIBOR	0.583	Quarterly	12/16/2025		232,700	0	(561)	(561)	0	(81)
Pay	3-Month HKD-HIBOR	0.680	Quarterly	12/16/2025		93,400	0	(170)	(170)	0	(32)
Receive	3-Month HKD-HIBOR	0.698	Quarterly	12/16/2025		58,000	0	100	100	20	0
Pay	3-Month HKD-HIBOR	0.705	Quarterly	12/16/2025		60,000	0	(100)	(100)	0	(21)
Pay	3-Month HKD-HIBOR	0.500	Quarterly	03/17/2026		450,200	(176)	(1,350)	(1,526)	0	(170)
Receive	3-Month HKD-HIBOR	0.560	Quarterly	03/17/2026		83,300	20	231	251	31	0
Receive	3-Month HKD-HIBOR	0.568	Quarterly	03/17/2026		152,300	0	451	451	58	0
Pay	3-Month HKD-HIBOR	0.598	Quarterly	03/17/2026		65,100	0	(180)	(180)	0	(25)
Receive	3-Month HKD-HIBOR	0.607	Quarterly	03/17/2026		180,800	0	490	490	68	0
Receive	3-Month HKD-HIBOR	0.608	Quarterly	03/17/2026		154,400	0	418	418	58	0
Receive	3-Month HKD-HIBOR	0.670	Quarterly	03/17/2026		229,500	0	531	531	87	0
Receive	3-Month HKD-HIBOR	0.900	Quarterly	03/17/2026		594,600	(23)	534	511	225	0
Pay	3-Month HKD-HIBOR	0.910	Quarterly	03/17/2026		98,100	0	(78)	(78)	0	(37)
Receive	3-Month HKD-HIBOR	1.000	Quarterly	03/17/2026		179,800	(52)	93	41	68	0
Receive(5)	3-Month HKD-HIBOR	1.000	Quarterly	06/16/2026		691,800	307	254	561	278	0
Pay	3-Month KRW-KORIBOR	0.830	Quarterly	09/16/2025	KRW	26,840,300	0	(646)	(646)	18	0
Receive	3-Month KRW-KORIBOR	0.850	Quarterly	09/16/2025		12,070,000	0	281	281	0	(8)
Receive	3-Month KRW-KORIBOR	0.910	Quarterly	09/16/2025		17,607,400	0	368	368	0	(11)
Receive	3-Month KRW-KORIBOR	0.888	Quarterly	12/16/2025		9,950,000	0	238	238	0	(7)
Receive	3-Month KRW-KORIBOR	1.135	Quarterly	03/17/2026		107,311,400	0	1,628	1,628	0	(83)
Receive	3-Month KRW-KORIBOR	1.400	Quarterly	03/17/2026		79,345,400	251	29	280	0	(61)
Receive(5)	3-Month KRW-KORIBOR	1.500	Quarterly	06/16/2026		105,675,100	205	(30)	175	0	(82)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		$49,800	(1,011)	(13)	(1,024)	33	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		3,200	(325)	12	(313)	4	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		16,300	(1,207)	1,985	778	52	0
Pay	3-Month ZAR-JIBAR	7.800	Quarterly	12/19/2023	ZAR	99,700	(68)	594	526	4	0
Receive	3-Month ZAR-JIBAR	7.545	Quarterly	03/20/2024		99,200	0	(493)	(493)	0	(3)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	03/20/2024		407,090	180	2,000	2,180	14	0
Pay	3-Month ZAR-JIBAR	7.600	Quarterly	06/19/2024		2,900	3	12	15	0	0
Receive	3-Month ZAR-JIBAR	7.105	Quarterly	07/31/2024		129,900	0	(591)	(591)	0	(2)
Pay	3-Month ZAR-JIBAR	6.835	Quarterly	08/28/2024		67,100	0	253	253	1	0
Pay	3-Month ZAR-JIBAR	6.860	Quarterly	01/17/2025		553,100	350	1,844	2,194	0	(5)
Receive	3-Month ZAR-JIBAR	6.460	Quarterly	03/04/2025		166,400	0	(443)	(443)	3	0
Pay	3-Month ZAR-JIBAR	6.620	Quarterly	03/11/2025		204,900	0	616	616	0	(4)
Receive	3-Month ZAR-JIBAR	7.520	Quarterly	03/20/2025		482,300	0	(2,473)	(2,473)	10	0
Receive	3-Month ZAR-JIBAR	7.200	Quarterly	03/25/2025		665,400	0	(2,878)	(2,878)	13	0
Pay	3-Month ZAR-JIBAR	6.200	Quarterly	04/22/2025		227,300	0	476	476	0	(8)
Pay	3-Month ZAR-JIBAR	6.320	Quarterly	04/23/2025		161,000	0	385	385	0	(6)
Pay	3-Month ZAR-JIBAR	5.740	Quarterly	05/06/2025		243,100	0	190	190	0	(10)
Pay	3-Month ZAR-JIBAR	5.330	Quarterly	05/13/2025		265,000	0	(89)	(89)	0	(12)
Pay	3-Month ZAR-JIBAR	5.375	Quarterly	05/27/2025		276,500	0	(84)	(84)	0	(13)
Pay	3-Month ZAR-JIBAR	5.120	Quarterly	09/02/2025		64,800	40	(131)	(91)	0	(5)

26	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month ZAR-JIBAR	4.938%	Quarterly	09/18/2025	ZAR	285,200	$75	$504	$579	$25	$0
Receive	3-Month ZAR-JIBAR	4.900	Quarterly	11/12/2025		222,100	55	463	518	25	0
Receive	3-Month ZAR-JIBAR	5.780	Quarterly	03/03/2026		570,300	0	189	189	87	0
Receive	3-Month ZAR-JIBAR	5.950	Quarterly	03/17/2026		379,000	0	(22)	(22)	59	0
Pay	6-Month CLP-CHILIBOR	2.280	Semi-Annual	02/14/2025	CLP	5,878,100	0	45	45	0	(38)
Pay	6-Month CLP-CHILIBOR	1.915	Semi-Annual	03/09/2025		10,897,800	0	(168)	(168)	0	(71)
Pay	6-Month CLP-CHILIBOR	1.520	Semi-Annual	05/08/2025		392,900	0	(14)	(14)	0	(3)
Receive	6-Month CLP-CHILIBOR	1.190	Semi-Annual	08/14/2025		1,251,700	10	77	87	9	0
Receive	6-Month CLP-CHILIBOR	1.310	Semi-Annual	10/23/2025		279,400	1	17	18	2	0
Receive	6-Month CLP-CHILIBOR	1.750	Semi-Annual	02/12/2026		14,274,600	0	700	700	104	0
Receive	6-Month CLP-CHILIBOR	2.290	Semi-Annual	03/09/2026		16,319,000	0	260	260	122	0
Receive	6-Month CLP-CHILIBOR	2.525	Semi-Annual	03/22/2026		16,304,900	0	31	31	123	0
Pay	6-Month CZK-PRIBOR	1.750	Annual	03/20/2024	CZK	770,900	108	356	464	0	(53)
Pay	6-Month CZK-PRIBOR	1.810	Annual	03/20/2024		47,300	0	32	32	0	(3)
Receive	6-Month CZK-PRIBOR	1.945	Annual	03/20/2024		648,500	77	(637)	(560)	45	0
Pay	6-Month CZK-PRIBOR	2.500	Annual	03/20/2024		299,000	35	445	480	0	(21)
Pay	6-Month CZK-PRIBOR	1.838	Annual	06/19/2024		342,300	0	438	438	0	(27)
Receive	6-Month CZK-PRIBOR	2.000	Annual	06/19/2024		1,293,130	(922)	(1,111)	(2,033)	101	0
Receive	6-Month CZK-PRIBOR	1.890	Annual	11/15/2024		803,300	0	(768)	(768)	80	0
Pay	6-Month CZK-PRIBOR	1.798	Annual	11/29/2024		703,900	(192)	724	532	0	(72)
Receive	6-Month CZK-PRIBOR	1.941	Annual	02/21/2025		401,600	(28)	(300)	(328)	46	0
Pay	6-Month CZK-PRIBOR	1.385	Annual	03/06/2025		895,800	0	(176)	(176)	0	(105)
Pay	6-Month CZK-PRIBOR	1.113	Annual	03/13/2025		129,900	0	(90)	(90)	0	(15)
Pay	6-Month CZK-PRIBOR	1.124	Annual	03/13/2025		527,700	0	(355)	(355)	0	(62)
Pay	6-Month CZK-PRIBOR	0.590	Annual	03/26/2025		282,200	0	(464)	(464)	0	(34)
Pay	6-Month CZK-PRIBOR	0.710	Annual	03/30/2025		237,700	0	(342)	(342)	0	(29)
Receive	6-Month CZK-PRIBOR	0.690	Annual	05/04/2025		185,400	0	244	244	23	0
Pay	6-Month CZK-PRIBOR	0.421	Annual	05/15/2025		101,400	0	(197)	(197)	0	(13)
Receive	6-Month CZK-PRIBOR	0.637	Annual	07/24/2025		107,400	0	173	173	15	0
Receive	6-Month CZK-PRIBOR	0.776	Annual	08/20/2025		5,600	1	7	8	1	0
Pay	6-Month CZK-PRIBOR	0.665	Annual	09/22/2025		267,200	(59)	(391)	(450)	0	(39)
Receive	6-Month CZK-PRIBOR	1.100	Annual	12/31/2025		1,144,600	36	1,142	1,178	187	0
Receive	6-Month CZK-PRIBOR	1.570	Annual	03/09/2026		946,700	0	139	139	161	0
Receive	6-Month CZK-PRIBOR	1.580	Annual	03/19/2026		1,240,900	0	181	181	213	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	EUR	116,800	(2,960)	699	(2,261)	198	0
Receive	6-Month HUF-BBR	1.250	Annual	09/19/2023	HUF	4,693,800	243	(216)	27	43	0
Pay	6-Month HUF-BBR	2.250	Annual	12/19/2023		8,896,700	113	461	574	0	(96)
Pay	6-Month HUF-BBR	2.000	Annual	03/20/2024		2,277,400	15	49	64	0	(27)
Pay	6-Month HUF-BBR	1.500	Annual	06/19/2024		6,326,450	11	13	24	0	(87)
Pay	6-Month HUF-BBR	0.648	Annual	08/09/2024		1,638,000	0	(182)	(182)	0	(23)
Receive	6-Month HUF-BBR	1.000	Annual	09/18/2024		4,673,400	(182)	524	342	70	0
Pay	6-Month HUF-BBR	0.646	Annual	11/29/2024		456,600	0	(65)	(65)	0	(8)
Receive	6-Month HUF-BBR	1.415	Annual	02/21/2025		12,565,900	0	736	736	229	0
Receive	6-Month HUF-BBR	1.465	Annual	02/24/2025		6,283,100	0	330	330	115	0
Receive	6-Month HUF-BBR	1.520	Annual	02/24/2025		3,926,800	0	180	180	72	0
Receive	6-Month HUF-BBR	1.450	Annual	02/25/2025		2,764,500	0	151	151	51	0
Pay	6-Month HUF-BBR	0.990	Annual	03/06/2025		12,219,600	0	(1,388)	(1,388)	0	(225)
Pay	6-Month HUF-BBR	0.860	Annual	03/13/2025		7,174,900	0	(941)	(941)	0	(133)
Pay	6-Month HUF-BBR	1.005	Annual	03/16/2025		7,015,000	0	(797)	(797)	0	(131)
Receive	6-Month HUF-BBR	0.980	Annual	03/24/2025		16,027,500	(24)	1,917	1,893	302	0
Pay	6-Month HUF-BBR	0.640	Annual	03/30/2025		8,685,400	0	(1,404)	(1,404)	0	(164)
Receive	6-Month HUF-BBR	1.380	Annual	04/15/2025		3,720,800	0	150	150	72	0
Receive	6-Month HUF-BBR	1.330	Annual	04/16/2025		5,483,800	0	266	266	107	0
Receive	6-Month HUF-BBR	1.360	Annual	04/16/2025		584,100	0	26	26	11	0
Pay	6-Month HUF-BBR	1.088	Annual	05/15/2025		7,937,600	0	(724)	(724)	0	(160)
Pay	6-Month HUF-BBR	0.905	Annual	06/05/2025		8,020,700	0	(985)	(985)	0	(166)
Pay	6-Month HUF-BBR	0.808	Annual	08/07/2025		4,274,500	0	(634)	(634)	0	(94)
Receive	6-Month HUF-BBR	0.850	Annual	08/10/2025		463,700	(3)	69	66	10	0
Receive	6-Month HUF-BBR	1.085	Annual	08/14/2025		18,513,500	(6)	1,972	1,966	412	0
Pay	6-Month HUF-BBR	1.085	Annual	11/16/2025		6,799,800	0	(930)	(930)	0	(168)
Pay	6-Month HUF-BBR	1.115	Annual	01/08/2026		18,304,400	0	(2,579)	(2,579)	0	(477)
Receive	6-Month HUF-BBR	1.220	Annual	01/15/2026		9,941,500	0	1,251	1,251	261	0
Receive	6-Month HUF-BBR	1.230	Annual	01/15/2026		15,498,800	21	1,906	1,927	407	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	27

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month HUF-BBR	1.980%	Annual	03/09/2026	HUF	10,484,500	$0	$194	$194	$290	$0
Receive	6-Month HUF-BBR	1.958	Annual	03/19/2026		21,108,600	(27)	533	506	589	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	12/16/2030	JPY	28,260,000	3,541	(365)	3,176	558	0
Receive	6-Month PLN-WIBOR	2.500	Annual	09/19/2023	PLN	136,800	101	(2,130)	(2,029)	101	0
Pay	6-Month PLN-WIBOR	2.500	Annual	12/19/2023		321,250	(217)	4,654	4,437	0	(270)
Receive	6-Month PLN-WIBOR	2.250	Annual	03/20/2024		69,000	(150)	(617)	(767)	67	0
Pay	6-Month PLN-WIBOR	2.000	Annual	06/19/2024		58,300	100	662	762	0	(65)
Receive	6-Month PLN-WIBOR	1.750	Annual	09/18/2024		108,700	31	(1,066)	(1,035)	139	0
Pay	6-Month PLN-WIBOR	1.636	Annual	11/29/2024		127,500	0	916	916	0	(182)
Receive	6-Month PLN-WIBOR	1.665	Annual	12/19/2024		263,800	616	(2,520)	(1,904)	386	0
Receive	6-Month PLN-WIBOR	1.933	Annual	01/17/2025		298,500	(152)	(2,690)	(2,842)	456	0
Pay	6-Month PLN-WIBOR	1.823	Annual	02/14/2025		344,400	0	2,776	2,776	0	(547)
Pay	6-Month PLN-WIBOR	1.540	Annual	03/02/2025		302,300	2	1,522	1,524	0	(491)
Pay	6-Month PLN-WIBOR	1.145	Annual	03/13/2025		33,900	0	33	33	0	(56)
Receive	6-Month PLN-WIBOR	0.830	Annual	03/30/2025		64,100	0	153	153	107	0
Pay	6-Month PLN-WIBOR	0.560	Annual	04/17/2025		34,500	0	(145)	(145)	0	(59)
Pay	6-Month PLN-WIBOR	0.635	Annual	05/08/2025		2,200	0	(8)	(8)	0	(4)
Receive	6-Month PLN-WIBOR	0.705	Annual	05/29/2025		38,800	0	114	114	69	0
Pay	6-Month PLN-WIBOR	0.585	Annual	09/22/2025		65,900	2	(397)	(395)	0	(133)
Pay	6-Month PLN-WIBOR	0.580	Annual	01/11/2026		120,700	(2)	(951)	(953)	0	(265)
Receive	6-Month PLN-WIBOR	0.730	Annual	02/05/2026		107,000	0	683	683	240	0
Receive	6-Month PLN-WIBOR	0.890	Annual	02/12/2026		332,300	0	1,498	1,498	751	0
Receive	6-Month PLN-WIBOR	1.229	Annual	03/09/2026		107,900	0	73	73	249	0
Receive	6-Month PLN-WIBOR	1.188	Annual	03/19/2026		401,200	112	417	529	932	0
Pay	6-Month SGD-SOR	2.223	Semi-Annual	12/19/2023	SGD	6,070	133	85	218	2	0
Pay	6-Month SGD-SOR	2.240	Semi-Annual	12/19/2023		29,100	0	1,057	1,057	9	0
Pay	6-Month SGD-SOR	1.450	Semi-Annual	12/18/2024		10,800	0	198	198	1	0
Receive	6-Month SGD-SOR	1.602	Semi-Annual	12/18/2024		42,500	0	(968)	(968)	0	(4)
Pay	6-Month SGD-SOR	1.210	Semi-Annual	03/18/2025		19,000	0	154	154	1	0
Pay	6-Month SGD-SOR	1.296	Semi-Annual	03/18/2025		70,000	0	742	742	3	0
Pay	6-Month SGD-SOR	1.423	Semi-Annual	03/18/2025		27,100	0	389	389	1	0
Receive	6-Month SGD-SOR	1.546	Semi-Annual	03/18/2025		39,200	0	(704)	(704)	0	(2)
Receive	6-Month SGD-SOR	0.660	Semi-Annual	06/17/2025		26,900	0	246	246	2	0
Pay	6-Month SGD-SOR	0.970	Semi-Annual	06/17/2025		13,700	0	14	14	0	(1)
Receive	6-Month SGD-SOR	1.110	Semi-Annual	06/17/2025		19,300	0	(109)	(109)	1	0
Receive	6-Month SGD-SOR	1.168	Semi-Annual	06/17/2025		16,100	0	(122)	(122)	1	0
Pay	6-Month SGD-SOR	1.530	Semi-Annual	06/17/2025		21,400	0	417	417	0	(1)
Receive	6-Month SGD-SOR	0.455	Semi-Annual	09/16/2025		14,200	0	274	274	3	0
Pay	6-Month SGD-SOR	0.522	Semi-Annual	09/16/2025		56,200	0	(961)	(961)	0	(10)
Receive	6-Month SGD-SOR	0.544	Semi-Annual	09/16/2025		19,700	0	323	323	4	0
Receive	6-Month SGD-SOR	0.561	Semi-Annual	09/16/2025		41,500	0	656	656	8	0
Pay	6-Month SGD-SOR	0.575	Semi-Annual	09/16/2025		21,200	0	(325)	(325)	0	(4)
Pay	6-Month SGD-SOR	0.585	Semi-Annual	09/16/2025		56,200	0	(844)	(844)	0	(10)
Receive	6-Month SGD-SOR	0.623	Semi-Annual	09/16/2025		34,800	0	479	479	6	0
Pay	6-Month SGD-SOR	0.498	Semi-Annual	12/16/2025		38,200	0	(761)	(761)	0	(13)
Receive	6-Month SGD-SOR	0.515	Semi-Annual	12/16/2025		55,000	0	1,061	1,061	19	0
Pay	6-Month SGD-SOR	0.555	Semi-Annual	12/16/2025		14,300	0	(255)	(255)	0	(5)
Pay	6-Month SGD-SOR	0.571	Semi-Annual	12/16/2025		20,500	0	(353)	(353)	0	(7)
Pay	6-Month SGD-SOR	0.480	Semi-Annual	03/17/2026		48,900	0	(1,180)	(1,180)	0	(20)
Pay	6-Month SGD-SOR	0.483	Semi-Annual	03/17/2026		50,000	0	(1,202)	(1,202)	0	(20)
Receive	6-Month SGD-SOR	0.503	Semi-Annual	03/17/2026		38,000	0	885	885	15	0
Receive	6-Month SGD-SOR	0.547	Semi-Annual	03/17/2026		18,300	0	397	397	7	0
Receive	6-Month SGD-SOR	0.568	Semi-Annual	03/17/2026		49,500	0	1,037	1,037	20	0
Pay	6-Month SGD-SOR	0.585	Semi-Annual	03/17/2026		51,200	0	(1,040)	(1,040)	0	(21)
Receive	6-Month SGD-SOR	0.681	Semi-Annual	03/17/2026		58,900	0	991	991	23	0
Receive	6-Month SGD-SOR	0.791	Semi-Annual	03/17/2026		88,600	0	1,136	1,136	35	0
Receive	6-Month SGD-SOR	1.000	Semi-Annual	03/17/2026		26,700	20	119	139	10	0
Receive(5)	6-Month SGD-SOR	1.100	Semi-Annual	06/16/2026		90,400	233	210	443	39	0
Pay	28-Day MXN-TIIE	8.520	Lunar	12/28/2023	MXN	152,100	12	597	609	15	0
Pay	28-Day MXN-TIIE	8.035	Lunar	02/22/2024		324,820	0	1,129	1,129	33	0
Pay	28-Day MXN-TIIE	6.570	Lunar	09/19/2024		589,100	0	880	880	67	0
Receive	28-Day MXN-TIIE	6.480	Lunar	10/22/2024		212,000	61	(340)	(279)	0	(24)
Pay	28-Day MXN-TIIE	6.710	Lunar	11/21/2024		9,100	5	10	15	1	0

28	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	6.475%	Lunar	01/23/2025	MXN	398,600	$0	$489	$489	$45	$0
Receive	28-Day MXN-TIIE	6.440	Lunar	01/28/2025		1,137,700	994	(2,302)	(1,308)	0	(127)
Receive	28-Day MXN-TIIE	6.390	Lunar	02/20/2025		256,400	(220)	(52)	(272)	0	(29)
Receive	28-Day MXN-TIIE	6.880	Lunar	03/18/2025		66,200	0	(127)	(127)	0	(7)
Receive	28-Day MXN-TIIE	6.950	Lunar	03/20/2025		355,100	0	(725)	(725)	0	(40)
Pay	28-Day MXN-TIIE	6.210	Lunar	03/28/2025		656,100	0	501	501	72	0
Pay	28-Day MXN-TIIE	6.230	Lunar	04/07/2025		462,100	0	352	352	51	0
Pay	28-Day MXN-TIIE	5.443	Lunar	04/17/2025		298,300	0	(211)	(211)	32	0
Pay	28-Day MXN-TIIE	5.440	Lunar	05/01/2025		216,700	0	(154)	(154)	23	0
Pay	28-Day MXN-TIIE	5.120	Lunar	05/06/2025		358,200	(20)	(452)	(472)	38	0
Receive	28-Day MXN-TIIE	4.830	Lunar	06/25/2025		23,400	0	46	46	0	(2)
Receive	28-Day MXN-TIIE	4.849	Lunar	06/25/2025		242,500	0	469	469	0	(25)
Receive	28-Day MXN-TIIE	4.775	Lunar	06/26/2025		666,300	209	1,176	1,385	0	(70)
Pay	28-Day MXN-TIIE	5.080	Lunar	10/09/2025		496,500	210	(1,063)	(853)	51	0
Receive	28-Day MXN-TIIE	4.800	Lunar	02/05/2026		1,020,400	858	1,787	2,645	0	(102)
Receive	28-Day MXN-TIIE	5.550	Lunar	03/12/2026		529,400	0	561	561	0	(54)
Receive	28-Day MXN-TIIE	6.095	Lunar	03/20/2026		533,300	0	(50)	(50)	0	(55)

							$13,021	$19,501	$32,522	$11,563	$(7,179)

Total Swap Agreements							$21,570	$20,399	$41,969	$11,747	$(7,458)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$8,873	$11,747	$20,620	$0	$(6,185)	$(7,458)	$(13,643)

(f)	Securities with an aggregate market value of $95,502 and cash of $8,923 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	29

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2021		BRL	82,898	$		14,550	$0	$(177)
	04/2021	$		14,985		BRL	82,898	0	(257)
	04/2021			3,695		HUF	1,100,204	0	(133)
	04/2021			4,490		PLN	16,896	0	(215)
	05/2021		BRL	82,898	$		14,966	264	0
	05/2021		GBP	266			375	8	0
	05/2021		MXN	117			6	0	0
	05/2021	$		80,088		CAD	101,699	843	0
	05/2021			71,347		CHF	63,750	0	(3,823)
	05/2021			155		EUR	127	0	(6)
	05/2021			13,257		ILS	43,438	0	(259)
	05/2021			12,962		NOK	109,720	0	(134)
	05/2021			51,849		NZD	72,183	0	(1,441)
	05/2021			33,589		SEK	278,906	0	(1,642)
	06/2021		BRL	102,694	$		17,800	0	(369)
	06/2021		CAD	1,010			803	0	(1)
	06/2021		CHF	20,125			21,669	340	0
	06/2021		JPY	1,325,000			12,480	506	0
	06/2021		NOK	128,000			15,005	40	0
	06/2021		NZD	16,100			11,347	104	0
	06/2021		PLN	34,654			9,000	228	0
	06/2021		THB	1,142,183			36,474	0	(66)
	06/2021	$		18,598		GBP	13,306	3	(254)
	06/2021			8,700		INR	646,236	42	0
	06/2021			2,626		KZT	1,128,775	0	(8)
	06/2021			2,469		RON	9,986	0	(98)
	06/2021			10,100		THB	309,152	0	(210)
	06/2021		ZAR	27,432	$		1,809	0	(32)
BPS	04/2021	$		16,452		HUF	4,867,111	0	(695)
	04/2021			3,245		PLN	12,114	0	(179)
	04/2021			158		TRY	1,283	0	(4)
	05/2021			9,944		CZK	211,038	0	(461)
	06/2021		CNH	317,240	$		48,300	204	0
	06/2021		EUR	6,500			7,695	62	0
	06/2021		GBP	46,238			63,829	73	0
	06/2021		JPY	875,000			7,916	9	0
	06/2021		NZD	73,500			52,758	1,433	0
	06/2021		SEK	190,000			21,793	25	0
	06/2021	$		11,643		CAD	14,700	56	0
	06/2021			13,800		COP	49,789,746	0	(224)
	06/2021			4,815		KRW	5,413,208	0	(15)
	06/2021			13,700		ZAR	206,991	206	0
	06/2021		ZAR	324,573	$		20,800	0	(1,006)
	09/2021		JPY	100,000			957	52	0
BRC	05/2021		CHF	140			155	6	0
	06/2021		GBP	17,629			24,618	310	0
	06/2021	$		6,073		GBP	4,375	0	(41)
CBK	04/2021		BRL	90,494	$		15,884	0	(194)
	04/2021		PEN	237			65	2	0
	04/2021	$		16,663		BRL	90,494	0	(586)
	04/2021			63		PEN	237	0	0
	04/2021			141		TRY	1,150	0	(3)
	05/2021		GBP	3,855	$		5,358	43	0
	05/2021		PEN	65,697			17,985	437	0

30	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2021		PEN	$93		CLP	69,973	$4	$0
	05/2021			101,783		GBP	73,227	0	(819)
	05/2021			23,807		SEK	198,474	0	(1,072)
	06/2021		CHF	8,375	$		9,153	277	0
	06/2021		CZK	201,716			9,300	236	0
	06/2021		HUF	2,842,186			9,200	6	0
	06/2021		ILS	260			79	1	0
	06/2021		JPY	2,750,000			25,749	897	0
	06/2021		PEN	24,075			6,600	171	0
	06/2021		RUB	319,829			4,300	102	0
	06/2021		SGD	20,594			15,300	0	(5)
	06/2021	$		3,700		BRL	21,021	18	0
	06/2021			7,500		INR	554,312	0	(2)
	06/2021			3,600		RUB	270,098	0	(55)
	06/2021			14,744		ZAR	222,985	237	0
	06/2021		ZAR	54,983	$		3,600	0	(94)
	11/2021		ILS	17,495			5,339	83	0
	01/2022			1,150			354	8	0
	02/2022			2,141			663	19	0
	03/2022			2,850			870	12	0
FBF	06/2021		BRL	19,626			3,600	128	0
	06/2021		CHF	11,375			12,255	199	0
GLM	04/2021		COP	34,596,563			9,413	0	(34)
	04/2021	$		105		HUF	30,948	0	(5)
	04/2021			858		MXN	18,131	28	0
	04/2021			695		PLN	2,595	0	(38)
	04/2021			6		TRY	49	0	0
	05/2021		MXN	318,643	$		15,357	0	(185)
	05/2021	$		18,281		COP	65,371,840	0	(442)
	06/2021		AUD	31,600	$		24,410	402	0
	06/2021		CHF	16,125			17,881	791	0
	06/2021		GBP	83,125			113,920	0	(698)
	06/2021		JPY	3,225,000			30,440	1,295	0
	06/2021		SEK	394,315			46,942	1,767	0
	06/2021		THB	338,734			11,000	163	0
	06/2021		TRY	97,467			12,365	1,092	0
	06/2021	$		5,000		BRL	28,522	46	0
	06/2021			17,491		CAD	21,900	0	(63)
	06/2021			5,823		CNH	38,371	0	(9)
	06/2021			8,206		GBP	5,813	0	(192)
	06/2021			4,000		MXN	82,456	6	0
	06/2021			7,794		MYR	31,728	0	(142)
	06/2021			12,570		NZD	17,600	0	(280)
	06/2021			575		RUB	42,733	0	(14)
	06/2021			7,800		TRY	62,933	0	(527)
	06/2021		ZAR	10,324	$		687	0	(7)
	03/2022		ILS	1,340			408	4	0
HUS	04/2021		PEN	23,164			6,300	112	0
	04/2021		PLN	1,290			348	21	0
	04/2021	$		351		HUF	104,027	0	(15)
	04/2021			64		PEN	237	0	(1)
	04/2021			5,116		PLN	19,138	0	(273)
	05/2021		EUR	2,303	$		2,789	86	0
	05/2021	$		4,438		CZK	94,000	0	(214)
	05/2021			18,779		EUR	15,537	0	(542)
	05/2021			31,835		ILS	103,691	0	(806)
	05/2021			18,647		MXN	386,216	191	0
	06/2021		AUD	15,200	$		11,751	202	0
	06/2021		BRL	48,037			8,400	0	(99)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2021		EUR	7,925	$		9,334	$28	$0
	06/2021		HKD	3,557			458	1	0
	06/2021		ILS	108,082			32,913	555	0
	06/2021		MXN	158,717			7,500	0	(212)
	06/2021		NZD	32,500			23,037	376	(33)
	06/2021		PLN	59,444			15,847	800	0
	06/2021		RON	48,678			11,790	227	0
	06/2021		SEK	76,000			8,948	241	0
	06/2021		TRY	2,752			354	36	0
	06/2021		TWD	398,847			14,100	0	(12)
	06/2021	$		41,043		CAD	51,600	21	0
	06/2021			13,507		CLP	9,809,902	116	0
	06/2021			16,400		CNH	107,087	0	(164)
	06/2021			179		EUR	150	0	(3)
	06/2021			17,479		GBP	12,563	0	(158)
	06/2021			6,000		ILS	19,800	0	(72)
	06/2021			14,176		RON	57,240	0	(586)
	06/2021			11,058		SGD	14,652	1	(171)
	06/2021			8,667		THB	265,405	0	(176)
	06/2021			10,304		TRY	79,971	0	(1,054)
	06/2021			11,988		ZAR	179,715	86	0
	06/2021		ZAR	116,118	$		7,525	0	(270)
	09/2021		MXN	8,613			410	0	(5)
	12/2021		PEN	237			64	1	0
	12/2021	$		4,186		PEN	15,412	0	(75)
	01/2022		ILS	2,786	$		852	14	0
IND	06/2021	$		784		EUR	660	0	(9)
	06/2021			471		GBP	338	0	(5)
	06/2021			7,400		IDR	108,253,860	0	(34)
	06/2021			2,600		ZAR	39,193	33	0
JPM	04/2021			4,236		PEN	15,412	0	(119)
	05/2021		GBP	271	$		378	4	0
	06/2021		AUD	13,000			9,910	33	0
	06/2021		CHF	7,000			7,455	36	0
	06/2021		CZK	29,790			1,353	15	0
	06/2021		HUF	6,109,189			20,200	437	0
	06/2021		JPY	17,743,100			166,060	5,715	0
	06/2021		PLN	6,867			1,770	32	0
	06/2021		RON	21,942			5,310	98	0
	06/2021		RUB	2,216,194			28,900	2	(183)
	06/2021		THB	329,679			10,526	0	(21)
	06/2021		TRY	133,435			16,902	1,469	0
	06/2021	$		173		EUR	145	0	(2)
	06/2021			3,119		RON	12,561	0	(137)
	06/2021			19,000		RUB	1,419,993	0	(362)
	06/2021			11,108		THB	342,539	0	(149)
	06/2021		ZAR	50,270	$		3,289	0	(85)
	11/2021		ILS	1,080			334	9	0
MYI	04/2021		PLN	1,404			378	23	0
	04/2021	$		113		HUF	33,281	0	(5)
	04/2021			6		TRY	49	0	0
	05/2021			22,369		NOK	189,181	0	(251)
	06/2021		AUD	11,043	$		8,632	242	0
	06/2021		CHF	88,824			97,070	2,931	0
	06/2021		CZK	190,286			8,800	250	0
	06/2021		EUR	6,250			7,458	119	0
	06/2021		GBP	651			902	4	0
	06/2021		HUF	6,814,470			22,620	575	0
	06/2021		ILS	2,385			720	6	0

32	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2021		NOK	46,000	$		5,416	$38	$0
	06/2021	$		3,300		BRL	18,348	0	(54)
	06/2021			7,550		CNH	49,587	0	(36)
	06/2021			5,500		KRW	6,203,170	1	0
	06/2021			949		PLN	3,748	4	(4)
	06/2021			739		SEK	6,290	0	(18)
	06/2021			230		ZAR	3,607	13	0
	01/2022		ILS	6,098	$		1,866	32	0
RBC	06/2021		GBP	4,611			6,331	0	(27)
	06/2021		SEK	114,000			13,346	286	0
	06/2021	$		9,887		AUD	12,900	0	(86)
	06/2021			24,720		CAD	31,300	188	0
	06/2021			5,600		INR	413,089	0	(12)
RYL	04/2021			4		TRY	37	0	0
	06/2021		RON	73,083	$		18,042	682	0
	06/2021		THB	238,194			7,900	280	0
	06/2021	$		5,700		CNH	37,024	0	(87)
	06/2021			394		EUR	329	0	(8)
SCX	04/2021		BRL	173,392	$		32,151	1,346	0
	04/2021			$30,434		BRL	173,392	371	0
	04/2021			133		HUF	39,735	0	(4)
	04/2021			3,722		PLN	13,919	0	(200)
	04/2021			147		TRY	1,204	0	(3)
	05/2021		AUD	752	$		594	23	0
	05/2021		SEK	5,550			658	22	0
	06/2021		EUR	19,245			23,238	640	0
	06/2021		IDR	156,541,000			10,700	48	0
	06/2021		TRY	33,822			3,900	0	(6)
	06/2021		TWD	7,205			262	7	0
	06/2021	$		2,635		EUR	2,211	0	(38)
	06/2021			21,717		GBP	15,724	0	(37)
	06/2021			14,995		IDR	218,264,876	0	(159)
	06/2021			20,725		INR	1,545,699	161	0
	06/2021			14,299		NZD	19,700	0	(543)
	06/2021			9,013		PHP	439,760	0	(12)
	06/2021			14,237		TRY	109,714	0	(1,547)
	06/2021			240		ZAR	3,532	0	(3)
SOG	05/2021			92,493		JPY	9,788,000	0	(4,057)
SSB	06/2021		EUR	1,539	$		1,824	17	0
	06/2021		HKD	11,218			1,444	1	0
	06/2021		SGD	12,514			9,400	100	0
	06/2021	$		8,800		CLP	6,476,800	194	0
TOR	06/2021		CAD	79,273	$		62,705	0	(380)
	06/2021		NOK	98,000			11,546	89	0
UAG	04/2021	$		204		PLN	755	0	(13)
	04/2021			6		TRY	50	0	0
	05/2021		EUR	1,032	$		1,246	35	0
	05/2021	$		39,433		AUD	50,824	0	(821)
	05/2021			5,257		CZK	111,417	0	(251)
	05/2021			484		EUR	398	0	(16)
	06/2021			218		CZK	4,771	0	(3)
	06/2021			704		EUR	591	0	(10)

Total Forward Foreign Currency Contracts								$33,014	$(31,954)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	33

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD	$	0.630	04/07/2021	36,000	$3	$0
	Call - OTC EUR versus USD		1.270	05/04/2021	21,000	2	0
	Call - OTC GBP versus USD		1.550	05/04/2021	21,000	3	0
	Put - OTC USD versus JPY	JPY	96.000	04/07/2021	140,000	14	0
						$22	$0

Total Purchased Options						$22	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	1.345%	Annual	11/23/2023	ILS	45,100	$0	$434	$434	$0
	Pay	3-Month ILS-TELBOR	0.335	Annual	11/29/2024		52,800	0	(58)	0	(58)
	Pay	3-Month ILS-TELBOR	0.403	Annual	01/31/2025		67,600	0	(59)	0	(59)
	Pay	3-Month ILS-TELBOR	0.330	Annual	02/14/2025		84,900	0	(157)	0	(157)
	Pay	3-Month ILS-TELBOR	0.305	Annual	05/15/2025		83,800	0	(174)	0	(174)
	Pay	3-Month ILS-TELBOR	0.265	Annual	05/29/2025		126,000	0	(353)	0	(353)
	Receive	3-Month ILS-TELBOR	0.250	Annual	08/20/2025		6,300	9	15	24	0
	Receive	3-Month ILS-TELBOR	0.330	Annual	09/04/2025		50,500	0	143	143	0
	Receive	3-Month ILS-TELBOR	0.684	Annual	03/10/2026		120,400	0	(39)	0	(39)
	Receive	3-Month ILS-TELBOR	0.712	Annual	03/19/2026		325,900	0	(208)	0	(208)
	Pay	3-Month KRW-KORIBOR	2.100	Quarterly	09/19/2023	KRW	15,888,200	70	258	328	0
	Pay	3-Month KRW-KORIBOR	1.755	Quarterly	02/07/2024		29,618,300	352	75	427	0
	Receive	3-Month KRW-KORIBOR	1.965	Quarterly	03/20/2024		13,159,600	(169)	(81)	0	(250)
	Receive	3-Month KRW-KORIBOR	1.288	Quarterly	12/18/2024		15,566,200	0	35	35	0
	Receive	3-Month KRW-KORIBOR	1.425	Quarterly	01/28/2025		56,782,600	0	(158)	0	(158)
	Pay	3-Month KRW-KORIBOR	1.315	Quarterly	03/18/2025		78,901,900	0	(193)	0	(193)
	Receive	3-Month KRW-KORIBOR	1.372	Quarterly	03/18/2025		16,252,700	0	7	7	0
	Pay	3-Month MYR-KLIBOR	2.153	Quarterly	03/17/2026	MYR	80,200	0	(515)	0	(515)
	Receive	3-Month MYR-KLIBOR	2.367	Quarterly	03/17/2026		15,300	0	61	61	0

34	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2021

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	3-Month CNY-CNREPOFIX	2.500%	Quarterly	06/17/2025	CNY	111,400	$0	$(169)	$0	$(169)
	Receive	3-Month ILS-TELBOR	1.480	Annual	11/30/2023	ILS	46,000	0	(496)	0	(496)
	Pay	3-Month ILS-TELBOR	0.480	Annual	08/09/2024		18,700	0	29	29	0
	Receive	3-Month ILS-TELBOR	0.410	Annual	10/18/2024		32,700	0	(4)	0	(4)
	Receive	3-Month ILS-TELBOR	0.200	Annual	03/06/2025		55,100	0	197	197	0
	Pay	3-Month ILS-TELBOR	0.375	Annual	03/13/2025		57,300	0	(89)	0	(89)
	Receive	3-Month ILS-TELBOR	0.710	Annual	03/25/2025		92,900	0	(216)	0	(216)
	Pay	3-Month ILS-TELBOR	0.285	Annual	05/19/2025		44,700	0	(108)	0	(108)
	Pay	3-Month KRW-KORIBOR	2.178	Quarterly	09/19/2023	KRW	11,882,600	0	266	266	0
	Receive	3-Month KRW-KORIBOR	1.965	Quarterly	03/20/2024		27,844,000	(360)	(170)	0	(530)
	Receive	3-Month KRW-KORIBOR	1.213	Quarterly	12/18/2024		36,023,000	0	171	171	0
	Pay	3-Month KRW-KORIBOR	1.330	Quarterly	03/18/2025		17,246,200	0	(33)	0	(33)
	Pay	3-Month KRW-KORIBOR	0.975	Quarterly	06/17/2025		24,270,400	0	(397)	0	(397)
	Receive	3-Month MYR-KLIBOR	2.377	Quarterly	03/17/2026	MYR	90,700	0	352	352	0
	Receive	3-Month MYR-KLIBOR	2.646	Quarterly	03/17/2026		134,900	0	111	111	0
	Receive	6-Month THB-THBFIX Reuters	1.111	Semi-Annual	03/17/2026	THB	385,200	0	(10)	0	(10)
CBK	Receive	3-Month ILS-TELBOR	1.373	Annual	09/07/2023	ILS	40,976	0	(422)	0	(422)
	Pay	3-Month ILS-TELBOR	1.202	Annual	09/19/2023		38,700	0	337	337	0
	Receive	3-Month ILS-TELBOR	0.413	Annual	11/08/2024		46,700	0	0	0	0
	Pay	3-Month ILS-TELBOR	0.293	Annual	05/18/2025		85,800	0	(197)	0	(197)
	Receive	3-Month ILS-TELBOR	0.257	Annual	12/11/2025		25,500	0	127	127	0
	Pay	3-Month KRW-KORIBOR	1.328	Quarterly	03/18/2025	KRW	17,881,000	0	(36)	0	(36)
	Pay	3-Month KRW-KORIBOR	0.805	Quarterly	09/16/2025		26,616,300	0	(666)	0	(666)
	Pay	3-Month MYR-KLIBOR	2.020	Quarterly	09/17/2025	MYR	39,500	0	(260)	0	(260)
	Receive	3-Month MYR-KLIBOR	2.271	Quarterly	09/17/2025		56,200	0	224	224	0
	Pay	3-Month MYR-KLIBOR	1.970	Quarterly	12/16/2025		42,700	0	(332)	0	(332)
	Pay	6-Month THB-THBFIX	0.970	Semi-Annual	03/18/2025	THB	858,500	0	46	46	0
	Receive	6-Month THB-THBFIX Reuters(2)	1.190	Semi-Annual	06/16/2026		981,600	0	(18)	0	(18)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	35

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	3-Month ILS-TELBOR	0.967%	Annual	06/19/2024	ILS	26,500	$0	$205	$205	0
	Receive	3-Month ILS-TELBOR	0.393	Annual	01/02/2025		46,100	0	35	35	0
	Receive	3-Month ILS-TELBOR	0.650	Annual	03/26/2025		92,900	0	(149)	0	(149)
	Receive	3-Month ILS-TELBOR	0.635	Annual	03/27/2025		116,000	0	(164)	0	(164)
	Receive	3-Month ILS-TELBOR	0.250	Annual	08/20/2025		77,000	16	282	298	0
	Pay	3-Month ILS-TELBOR	0.220	Annual	10/23/2025		99,300	0	(498)	0	(498)
	Receive	3-Month ILS-TELBOR	0.233	Annual	12/02/2025		69,800	0	366	366	0
	Receive	3-Month ILS-TELBOR	0.320	Annual	01/15/2026		51,400	0	230	230	0
	Pay	3-Month MYR-KLIBOR	2.098	Quarterly	09/17/2025	MYR	40,400	0	(233)	0	(233)
	Receive	3-Month MYR-KLIBOR(2)	2.840	Quarterly	06/16/2026		57,000	0	(32)	0	(32)
	Pay	6-Month THB-THBFIX	0.710	Semi-Annual	09/16/2025	THB	297,300	0	(126)	0	(126)
	Pay	6-Month THB-THBFIX	0.793	Semi-Annual	09/16/2025		302,400	0	(92)	0	(92)
	Receive	6-Month THB-THBFIX	0.824	Semi-Annual	12/16/2025		374,500	0	103	103	0
	Receive	6-Month THB-THBFIX	0.837	Semi-Annual	03/17/2026		373,700	0	151	151	0
HUS	Pay	1-Day INR-MIBOR Compounded-OIS	5.195	Semi-Annual	03/18/2025	INR	2,099,000	0	244	244	0
	Receive	3-Month ILS-TELBOR	1.035	Annual	03/25/2024	ILS	43,500	12	(277)	0	(265)
	Pay	3-Month ILS-TELBOR	0.350	Annual	09/18/2024		28,400	0	(9)	0	(9)
	Receive	3-Month ILS-TELBOR	0.210	Annual	08/07/2025		33,300	0	145	145	0
	Pay	3-Month ILS-TELBOR	0.286	Annual	09/11/2025		31,700	0	(113)	0	(113)
	Receive	3-Month ILS-TELBOR	0.390	Annual	02/05/2026		142,100	0	520	520	0
	Pay	3-Month KRW-KORIBOR	2.100	Quarterly	09/19/2023	KRW	28,592,600	0	590	590	0
	Receive	3-Month KRW-KORIBOR	1.965	Quarterly	03/20/2024		16,062,000	(130)	(176)	0	(306)
	Receive	3-Month KRW-KORIBOR	1.245	Quarterly	12/18/2024		8,311,400	0	31	31	0
IND	Receive	3-Month CNY-CNREPOFIX	1.835	Quarterly	04/10/2025	CNY	58,500	0	317	317	0
	Receive	3-Month KRW-KORIBOR	1.005	Quarterly	04/10/2025	KRW	9,109,700	0	121	121	0
JPM	Pay	3-Month CNY-CNREPOFIX	2.638	Quarterly	03/18/2025	CNY	568,900	0	(319)	0	(319)
	Pay	3-Month CNY-CNREPOFIX	2.525	Quarterly	03/20/2025		132,300	0	(162)	0	(162)
	Pay	3-Month ILS-TELBOR	1.280	Annual	01/11/2024	ILS	184,220	0	1,603	1,603	0
	Pay	3-Month KRW-KORIBOR	1.119	Quarterly	03/18/2025	KRW	42,426,700	0	(398)	0	(398)

36	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2021

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	3-Month KRW-KORIBOR	1.240%	Quarterly	03/18/2025	KRW	13,601,700	$0	$(69)	$0	$(69)
	Pay	3-Month KRW-KORIBOR	1.200	Quarterly	03/20/2025		28,741,800	0	(189)	0	(189)
SCX	Receive	3-Month CNY-CNREPOFIX	2.430	Quarterly	03/06/2025	CNY	101,500	0	175	175	0
	Pay	3-Month KRW-KORIBOR	1.755	Quarterly	02/07/2024	KRW	40,658,800	390	196	586	0
	Pay	3-Month KRW-KORIBOR	1.160	Quarterly	10/11/2024		19,701,700	0	(90)	0	(90)
	Receive	3-Month KRW-KORIBOR	0.990	Quarterly	03/06/2025		20,616,600	0	280	280	0
	Receive	3-Month KRW-KORIBOR	0.965	Quarterly	03/27/2025		47,240,900	0	710	710	0
	Pay	3-Month MYR-KLIBOR	2.915	Quarterly	03/18/2025	MYR	111,300	0	327	327	0
	Receive	3-Month MYR-KLIBOR	2.033	Quarterly	12/16/2025		89,800	0	638	638	0
	Receive	3-Month MYR-KLIBOR	2.363	Quarterly	03/17/2026		55,500	0	224	224	0
	Pay	6-Month THB-THBFIX	0.843	Semi-Annual	06/17/2025	THB	260,300	0	(27)	0	(27)
	Receive	6-Month THB-THBFIX	1.018	Semi-Annual	06/17/2025		384,500	0	(56)	0	(56)
	Receive	6-Month THB-THBFIX	0.853	Semi-Annual	09/16/2025		295,700	0	65	65	0
	Pay	6-Month THB-THBFIX	0.741	Semi-Annual	12/16/2025		275,100	0	(112)	0	(112)
	Receive	6-Month THB-THBFIX Reuters	1.069	Semi-Annual	03/17/2026		478,800	0	19	19	0

								$190	$1,556	$11,302	$(9,556)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(3)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GST	Receive	BOVESPA Index	395	0.000% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/14/2021	BRL	46,779	$0	$(132)	$0	$(132)
	Receive	KOSPI2 Index	18,250,000	0.000% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/10/2021	KRW	7,434,137	0	118	118	0
MEI	Receive	BOVESPA Index	192	0.000% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/14/2021	BRL	21,882	0	88	88	0
	Receive	KOSPI2 Index	12,250,000	0.000% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/10/2021	KRW	4,979,012	0	89	89	0

									$0	$163	$295	$(132)

Total Swap Agreements									$190	$1,719	$11,597	$(9,688)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	37

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$2,378	$0	$1,459	$3,837	$(9,125)	$0	$(2,164)	$(11,289)	$(7,452)	$7,260	$(192)
BPS	2,120	0	1,126	3,246	(2,584)	0	(2,052)	(4,636)	(1,390)	1,639	249
BRC	316	0	0	316	(41)	0	0	(41)	275	(270)	5
CBK	2,553	0	734	3,287	(2,830)	0	(1,931)	(4,761)	(1,474)	2,350	876
FBF	327	0	0	327	0	0	0	0	327	(260)	67
GLM	5,594	0	1,388	6,982	(2,636)	0	(1,294)	(3,930)	3,052	(3,210)	(158)
GST	0	0	118	118	0	0	(132)	(132)	(14)	0	(14)
HUS	3,115	0	1,530	4,645	(4,941)	0	(693)	(5,634)	(989)	1,341	352
IND	33	0	438	471	(48)	0	0	(48)	423	(320)	103
JPM	7,850	0	1,603	9,453	(1,058)	0	(1,137)	(2,195)	7,258	(6,530)	728
MEI	0	0	177	177	0	0	0	0	177	0	177
MYI	4,238	0	0	4,238	(368)	0	0	(368)	3,870	(3,620)	250
RBC	474	0	0	474	(125)	0	0	(125)	349	(200)	149
RYL	962	0	0	962	(95)	0	0	(95)	867	(780)	87
SCX	2,618	0	3,024	5,642	(2,552)	0	(285)	(2,837)	2,805	(2,810)	(5)
SOG	0	0	0	0	(4,057)	0	0	(4,057)	(4,057)	3,757	(300)
SSB	312	0	0	312	0	0	0	0	312	(290)	22
TOR	89	0	0	89	(380)	0	0	(380)	(291)	0	(291)
UAG	35	0	0	35	(1,114)	0	0	(1,114)	(1,079)	890	(189)

Total Over the Counter	$33,014	$0	$11,597	$44,611	$(31,954)	$0	$(9,688)	$(41,642)

(h)

Securities with an aggregate market value of $17,237 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

38	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$6,167	$0	$2,116	$0	$590	$8,873
Swap Agreements	0	184	0	0	11,563	11,747

	$6,167	$184	$2,116	$0	$12,153	$20,620

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,014	$0	$33,014
Swap Agreements	0	0	295	0	11,302	11,597

	$0	$0	$295	$33,014	$11,302	$44,611

	$6,167	$184	$2,411	$33,014	$23,455	$65,231

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$3,728	$0	$2,250	$0	$207	$6,185
Swap Agreements	0	279	0	0	7,179	7,458

	$3,728	$279	$2,250	$0	$7,386	$13,643

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31,954	$0	$31,954
Swap Agreements	0	0	132	0	9,556	9,688

	$0	$0	$132	$31,954	$9,556	$41,642

	$3,728	$279	$2,382	$31,954	$16,942	$55,285

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$28,658	$0	$9,719	$0	$3,541	$41,918
Swap Agreements	0	(165)	0	0	3,071	2,906

	$28,658	$(165)	$9,719	$0	$6,612	$44,824

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30,321	$0	$30,321
Purchased Options	0	0	0	(178)	0	(178)
Swap Agreements	122	0	4,507	0	1,817	6,446

	$122	$0	$4,507	$30,143	$1,817	$36,589

	$28,780	$(165)	$14,226	$30,143	$8,429	$81,413

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	39

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(19,432)	$0	$6,107	$0	$324	$(13,001)
Swap Agreements	0	898	0	0	4,612	5,510

	$(19,432)	$898	$6,107	$0	$4,936	$(7,491)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13,557)	$0	$(13,557)
Purchased Options	0	0	0	(49)	0	(49)
Swap Agreements	0	0	163	0	(4,071)	(3,908)

	$0	$0	$163	$(13,606)	$(4,071)	$(17,514)

	$(19,432)	$898	$6,270	$(13,606)	$865	$(25,005)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$55,790	$0	$55,790
Industrials	0	19,805	0	19,805
Utilities	0	8,147	0	8,147
U.S. Government Agencies	0	16,320	0	16,320
U.S. Treasury Obligations	0	121,940	0	121,940
Non-Agency Mortgage-Backed Securities	0	5,790	0	5,790
Asset-Backed Securities	0	7,270	0	7,270
Sovereign Issues	0	9,552	0	9,552
Commodities	0	39,353	0	39,353
Short-Term Instruments
Short-Term Notes	0	11,800	0	11,800
Israel Treasury Bills	0	3,360	0	3,360
U.S. Treasury Bills	0	308,576	0	308,576
U.S. Treasury Cash Management Bills	0	155,496	0	155,496

	$0	$763,199	$0	$763,199

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$257,367	$0	$0	$257,367

Total Investments	$257,367	$763,199	$0	$1,020,566

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	8,873	11,747	0	20,620
Over the counter	0	44,611	0	44,611

	$8,873	$56,358	$0	$65,231

40	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(6,185)	$(7,458)	$0	$(13,643)
Over the counter	0	(41,642)	0	(41,642)

	$(6,185)	$(49,100)	$0	$(55,285)

Total Financial Derivative Instruments	$2,688	$7,258	$0	$9,946

Totals	$260,055	$770,457	$0	$1,030,512

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	41

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, and Class A shares of the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the

42	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2021

exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is

ANNUAL REPORT	MARCH 31, 2021	43

Notes to Financial Statements (Cont.)

important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

44	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2021

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or

ANNUAL REPORT	MARCH 31, 2021	45

Notes to Financial Statements (Cont.)

securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

46	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2021

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

ANNUAL REPORT	MARCH 31, 2021	47

Notes to Financial Statements (Cont.)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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March 31, 2021

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2021	49

Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

Physical commodities are valued using spot prices from established commodity exchanges as published by a third party pricing service as of the reporting date.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$80,865	$1,060	$0	$0	$2,713	$84,638	$1,061	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$152,597	$349,465	$(329,900)	$(596)	$1,163	$172,729	$564	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and

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Notes to Financial Statements (Cont.)

securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

(c) The fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can

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be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments

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Notes to Financial Statements (Cont.)

outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future

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date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the

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Notes to Financial Statements (Cont.)

Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

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Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds,

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Notes to Financial Statements (Cont.)

which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Notes to Financial Statements (Cont.)

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

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Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is ”qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

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Notes to Financial Statements (Cont.)

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market

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disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including,

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but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A

1.15%(1)	0.25%	0.35%	0.45%(2)	0.40%

(1)	Prior to July 31, 2020, PIMCO contractually agreed to reduce its Investment Advisory Fee by 0.10% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

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Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The

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Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2020, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: (i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at March 31, 2021, were as follows (amounts in thousands†):

	Expiring Within
12 months	13-24 months	25-36 months	Total

$832	$666	$237	$1,735

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $242,685.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund VIII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $1,743,331. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$57,864	$4,837

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$3,193	$74,382	$76,781

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	48,250	$498,720	28,722		$291,764

I-2	10,355	103,986	3,020		32,170

I-3	973	9,958	473		4,846

Class A	2,516	25,667	3,337		33,812

Class C	N/A	N/A	67	(a)	650	(a)

Issued as reinvestment of distributions

Institutional Class	3,138	31,413	1,143		11,311

I-2	236	2,365	12		121

I-3	51	510	17		173

Class A	183	1,803	88		863

Class C	N/A	N/A	3	(a)	27	(a)

Cost of shares redeemed

Institutional Class	(25,882)	(267,572)	(21,776)		(221,710)

I-2	(3,280)	(33,421)	(788)		(8,193)

I-3	(515)	(5,187)	(492)		(5,137)

Class A	(4,818)	(47,487)	(3,713)		(36,840)

Class C	N/A	N/A	(223	)(a)	(2,115	)(a)

Net increase (decrease) resulting from Fund share transactions	31,207	$320,755	9,890		$101,742

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class C Shares liquidated at the close of business on February 7, 2020.

As of March 31, 2021, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 15% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on September 6, 2013, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to

ANNUAL REPORT	MARCH 31, 2021	69

Notes to Financial Statements (Cont.)

receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 35.2% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

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It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO TRENDS Managed Futures Strategy Fund	$37,143	$3,024	$28,199	$(1)	$0	$0	$0	$68,365

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and Controlled Foreign Corporation (CFC) basis adjustment.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs at fiscal year-end.

ANNUAL REPORT	MARCH 31, 2021	71

Notes to Financial Statements (Cont.)

March 31, 2021

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO TRENDS Managed Futures Strategy Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO TRENDS Managed Futures Strategy Fund	$1,045,333	$146,811	$(118,582)	$28,229

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, and realized and unrealized gain (loss) on swap contracts and Controlled Foreign Corporation (CFC) basis adjustment.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO TRENDS Managed Futures Strategy Fund	$33,102	$3,001	$0	$12,501	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

72	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO TRENDS Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO TRENDS Managed Futures Strategy Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2021, the related consolidated statement of operations for the year ended March 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2021	73

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RYL	NatWest Markets Plc
FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	KZT	Kazakhstani Tenge
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SEK	Swedish Krona
HKD	Hong Kong Dollar	SGD	Singapore Dollar
HUF	Hungarian Forint	THB	Thai Baht
IDR	Indonesian Rupiah	TRY	Turkish New Lira
ILS	Israeli Shekel	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen	ZAR	South African Rand
KRW	South Korean Won

Exchange Abbreviations:
BIST	Borsa Instanbul Exchange	ICE	IntercontinentalExchange®
FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BOVESPA	Brazil Bovespa Index	MEXBOL	Mexico Bolsa IPC Index
BRENT	Brent Crude	OMX	Stockholm 30 Index
CAC	Cotation Assistée en Continu	S&P 500	Standard & Poor’s 500 Index
CDX.EM	Credit Derivatives Index - Emerging Markets	SOFRRATE	Secured Overnight Financing Rate
CNREPOFIX	China Fixing Repo Rates 7-Day	SONIO	Sterling Overnight Interbank Average Rate
DAX	Deutscher Aktien Index 30	SPI 200	Australian Equity Futures Index
FTSE/JSE	South African Performance Index	TOPIX	Tokyo Price Index
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	ULSD	Ultra-Low Sulfur Diesel
IBEX 35	Spanish Continuous Exchange Index	US0003M	ICE 3-Month USD LIBOR
IBR	Indicador Bancario de Referencia	VSTOXX	Euro Stoxx 50 Volatility Index
KOSPI	Korea Composite Stock Price Index	WIG20	Capitalization-weighted Stock Market Index of the 20 largest companies on the Warsaw Stock Exchange
MAKA5DAY	Israel Gilon 5 Day

74	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Other Abbreviations:
BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OIS	Overnight Index Swap
CDI	Brazil Interbank Deposit Rate	oz.	Ounce
CHILIBOR	Chile Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending
HIBOR	Hong Kong Interbank Offered Rate	SOR	Swap Offer Rate
JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
KLIBOR	Kuala Lumpur Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
KORIBOR	Korea Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	WIBOR	Warsaw Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate	WTI	West Texas Intermediate
MSCI	Morgan Stanley Capital International

ANNUAL REPORT	MARCH 31, 2021	75

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO TRENDS Managed Futures Strategy Fund	0%	0%	$4,961	$1,401

†  A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO TRENDS Managed Futures Strategy Fund	0%

76	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2021	77

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

78	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2021	79

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

80	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2021	81

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

82	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3017AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

Private Account Portfolio Series

PIMCO ABS and Short-Term Investments Portfolio

PIMCO EM Bond and Short-Term Investments Portfolio

PIMCO High Yield and Short-Term Investments Portfolio

PIMCO Investment Grade Credit Bond Portfolio

PIMCO Long Duration Credit Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage and Short-Term Investments Portfolio

PIMCO Municipal Portfolio

PIMCO Real Return Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government and Short-Term Investments Portfolio

PIMCO International Portfolio

PIMCO Short Asset Portfolio

PIMCO Short-Term Floating NAV Portfolio III

		Page

Chairman’s Letter		2

Important Information About the Portfolios		4

Expense Examples		23

Benchmark Descriptions		24

Financial Highlights		26

Statements of Assets and Liabilities		30

Consolidated Statements of Assets and Liabilities		32

Statements of Operations		33

Consolidated Statements of Operations		36

Statements of Changes in Net Assets		37

Consolidated Statements of Changes in Net Assets		41

Statements of Cash Flows		42

Notes to Financial Statements		185

Report of Independent Registered Public Accounting Firm		213

Glossary		214

Federal Income Tax Information		215

Management of the Trust		217

Privacy Policy		220

Liquidity Risk Management Program		221

Portfolio	Portfolio Summary	Schedule of Investments

PIMCO ABS and Short-Term Investments Portfolio	7	43

PIMCO EM Bond and Short-Term Investments Portfolio	8	55

PIMCO High Yield and Short-Term Investments Portfolio	9	63

PIMCO Investment Grade Credit Bond Portfolio	10	73

PIMCO Long Duration Credit Bond Portfolio	11	88

PIMCO Low Duration Portfolio	12	112

PIMCO Moderate Duration Portfolio	13	118

PIMCO Mortgage and Short-Term Investments Portfolio	14	126

PIMCO Municipal Portfolio	15	137

PIMCO Real Return Portfolio	16	139

PIMCO Short-Term Portfolio	17	142

PIMCO Short-Term Floating NAV Portfolio II	18	151

PIMCO U.S. Government and Short-Term Investments Portfolio	19	156

PIMCO International Portfolio(1)	20	161

PIMCO Short Asset Portfolio(1)	21	167

PIMCO Short-Term Floating NAV Portfolio III(1)	22	177

(1) Consolidated Schedule of Investments

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the Annual Report for the PIMCO Private Account Portfolio Series (the “Portfolios”), which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged),

2	PRIVATE ACCOUNT PORTFOLIO SERIES

which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62% and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel, but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Portfolios investments, please contact your account manager.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	3

Important Information About the Portfolios

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio, and PIMCO Short-Term Floating NAV Portfolio III (each a “Portfolio” and collectively, the “Portfolios”).

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. The Portfolios may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, a Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of the Portfolios’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Portfolio’s compliance calculations, including those used in a Portfolio’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Portfolios are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolios’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolios’ service providers and disrupt the Portfolios’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark

4	PRIVATE ACCOUNT PORTFOLIO SERIES

Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio.

On each individual Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Each Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that any Portfolio, including any Portfolio that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) a Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolios may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Portfolio along with each Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO ABS and Short-Term Investments Portfolio	10/31/00	Diversified
PIMCO EM Bond and Short-Term Investments Portfolio	04/03/98	Non-diversified
PIMCO High Yield and Short-Term Investments Portfolio	12/08/00	Diversified
PIMCO Investment Grade Credit Bond Portfolio	01/26/00	Diversified

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO Long Duration Credit Bond Portfolio	12/22/08	Diversified
PIMCO Low Duration Portfolio	05/31/12	Diversified
PIMCO Moderate Duration Portfolio	07/31/12	Diversified
PIMCO Mortgage and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO Municipal Portfolio	08/21/00	Diversified
PIMCO Real Return Portfolio	04/28/00	Diversified
PIMCO Short-Term Portfolio	04/20/00	Diversified
PIMCO Short-Term Floating NAV Portfolio II	06/09/09	Diversified
PIMCO U.S. Government and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO International Portfolio	12/13/89	Non-diversified
PIMCO Short Asset Portfolio	05/01/17	Diversified
PIMCO Short-Term Floating NAV Portfolio III	03/12/12	Diversified

An investment in a Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

ANNUAL REPORT	|	MARCH 31, 2021	5

Important Information About the Portfolios	(Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available upon request by calling PIMCO at (888) 87-PIMCO.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolios to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Portfolios’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Portfolios is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Portfolios is uncertain at this time.

Daily updates on the net asset value of a Portfolio may be obtained by calling (888) 87-PIMCO.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO ABS and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2021†§

Asset-Backed Securities	42.7%

U.S. Government Agencies	32.1%

Non-Agency Mortgage-Backed Securities	19.3%

Short-Term Instruments‡	5.3%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Portfolio Inception (10/31/00)
PIMCO ABS and Short-Term Investments Portfolio	9.34%	4.55%	5.80%	6.75%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.60%	1.45%
Bloomberg Barclays Asset-Backed Securities Index	4.57%	2.56%	2.51%	3.80%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO ABS and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities and short-term investments, which may be represented by options, futures contracts, or swap agreements. Assets not invested in ABS or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to non-Agency residential mortgage-backed securities (“RMBS”) contributed to performance, as non-Agency RMBS spreads tightened.

»	Overweight exposure to non-Agency commercial mortgage-backed securities (“CMBS”) contributed to performance, as non-Agency CMBS spreads tightened.

»	Overweight exposure to pass-through Agency mortgage-backed securities (“MBS”) contributed to performance, as Agency MBS spread tightened.

»	Underweight exposure to senior asset-backed securities (“ABS”) detracted from performance, as ABS spreads tightened.

»	Underweight exposure to the front end of the curve detracted from performance as front-end rates decreased.

ANNUAL REPORT	|	MARCH 31, 2021	7

PIMCO EM Bond and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of March 31, 2021†§

Short-Term Instruments‡	20.1%

Peru	17.0%

Brazil	12.1%

Indonesia	6.3%

Mexico	6.3%

Qatar	4.6%

United States	3.4%

Chile	3.3%

United Arab Emirates	3.2%

Israel	3.1%

Serbia	2.9%

Luxembourg	2.0%

Cayman Islands	2.0%

Saudi Arabia	2.0%

Guatemala	1.6%

South Africa	1.1%

Supranational	1.0%

Dominican Republic	1.0%

China	1.0%

Ivory Coast	1.0%

Other	5.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Portfolio Inception (04/03/98)
PIMCO EM Bond and Short-Term Investments Portfolio	8.15%	2.96%	3.93%	7.43%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.60%	1.86%♦
Custom JPM ELMI+ Benchmark	6.40%	1.73%	(0.69)%	4.52%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO EM Bond and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries and short term investments, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to Brazil corporate external debt contributed to performance, as the Brazilian corporate external debt index increased.

»	Long exposure to Qatar sovereign and quasi-sovereign external debt contributed to performance, as the Qatar sovereign and quasi-sovereign external debt index increased.

»	Long exposure to the Peruvian Sol detracted from performance, as the currency depreciated versus the U.S. dollar.

»	Long exposure to the South Korean Won detracted from performance, as the currency depreciated versus the U.S. dollar.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO High Yield and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	79.6%

Short-Term Instruments‡	9.0%

Loan Participations and Assignments	5.8%

Real Estate Investment Trusts	2.0%

Common Stocks	1.9%

Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Portfolio Inception (12/08/00)
PIMCO High Yield and Short-Term Investments Portfolio	19.43%	9.63%	8.11%	8.07%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.60%	1.43%♦
ICE BofAML U.S. High Yield, BB-B Rated Index	21.18%	7.46%	6.31%	7.21%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO High Yield and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Portfolio may invest up to 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. Assets not invested in high yield securities or non-investment grade short-term investments may be invested in investment grade Fixed Income Instruments, including investment grade short-term investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the healthcare sector contributed to performance, as the Portfolio’s healthcare positions outperformed the broader sector.

»	Security selection in the technology sector contributed to performance, as the Portfolio’s technology positions outperformed the broader sector.

»	Security selection in the finance and insurance sector contributed to performance, as the Portfolio’s finance and insurance positions outperformed the broader sector.

»	Underweight exposure to the energy sector detracted from performance, as the sector outperformed the broader market.

»	Security selection in the energy sector detracted from performance, as the Portfolio’s energy positions underperformed the broader sector.

»	Underweight exposure to the automotive sector detracted from performance, as the sector outperformed the broader market.

ANNUAL REPORT	|	MARCH 31, 2021	9

PIMCO Investment Grade Credit Bond Portfolio

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2021†§

Banking & Finance	44.9%

Industrials	31.1%

Utilities	9.6%

Short-Term Instruments‡	6.3%

Preferred Securities	3.6%

U.S. Government Agencies	1.2%

Other	3.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Portfolio Inception (01/26/00)
PIMCO Investment Grade Credit Bond Portfolio	10.09%	4.71%	4.90%	7.02%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.60%	1.60%♦
Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	9.33%	5.01%	5.16%	6.05%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade fixed income securities of varying maturities, which may be represented by options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Tactical exposure to emerging market debt contributed to performance, as spreads tightened in the sector.

»	Overweight exposure to the wireless sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Overweight exposure to the paper sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Underweight exposure to the consumer products sector detracted from performance, as the sector outperformed the broader investment grade market.

»	Underweight exposure to the restaurants sector detracted from performance, as the sector outperformed the broader investment grade market.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Long Duration Credit Bond Portfolio

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	66.0%

U.S. Treasury Obligations	16.8%

U.S. Government Agencies	6.0%

Preferred Securities	4.1%

Sovereign Issues	3.1%

Municipal Bonds & Notes	2.6%

Short-Term Instruments‡	0.1%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Portfolio Inception (12/22/08)
PIMCO Long Duration Credit Bond Portfolio	9.16%	8.18%	8.59%	8.74%
Bloomberg Barclays U.S. Long Credit Index	8.87%	6.69%	7.23%	8.19%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Long Duration Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the financials sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Tactical exposure to emerging markets debt contributed to performance, as spreads tightened in the sector.

»	Overweight exposure to the wireless sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Underweight exposure to the energy sector detracted from performance, as the sector outperformed the broader investment grade market.

»	Underweight exposure to the chemicals sector detracted from performance, as the sector outperformed the broader investment grade market.

ANNUAL REPORT	|	MARCH 31, 2021	11

PIMCO Low Duration Portfolio

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Treasury Obligations	48.0%

Corporate Bonds & Notes	19.0%

U.S. Government Agencies	9.5%

Non-Agency Mortgage-Backed Securities	6.8%

Short-Term Instruments	6.8%

Asset-Backed Securities	6.1%

Municipal Bonds & Notes	2.7%

Sovereign Issues	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Portfolio Inception (05/31/12)
PIMCO Low Duration Portfolio	3.00%	2.32%	1.53%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	1.57%	2.00%	1.56%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of commercial mortgage-backed securities/Commercial Mortgage-Backed Securities Index contributed to relative performance, due to positive returns for the sector.

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Holdings of Agency mortgage-backed securities contributed to relative performance, due to positive excess return.

»	Overweight exposure to U.S. duration in the intermediate tenors detracted, as intermediate interest rates increased relative to front-end interest rates.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Moderate Duration Portfolio

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Government Agencies	25.0%

Corporate Bonds & Notes	24.0%

U.S. Treasury Obligations	21.0%

Short-Term Instruments	15.5%

Non-Agency Mortgage-Backed Securities	6.0%

Asset-Backed Securities	4.7%

Municipal Bonds & Notes	3.0%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Portfolio Inception (07/31/12)
PIMCO Moderate Duration Portfolio	2.26%	2.95%	2.31%
Bloomberg Barclays Intermediate Aggregate Bond Index	1.38%	2.66%	2.36%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in commercial mortgage-backed securities, contributed to relative performance, as total returns for these securities were positive.

»	The carry from an overweight duration position at the intermediate part of the curve contributed to relative performance, as yields were positive.

»	Positions in taxable municipals contributed to relative performance, as spreads tightened.

»	Positions in select investment grade corporate credit, particularly financials contributed to relative performance, as spreads tightened.

»	Selection within Agency mortgage-backed securities in May 2020 detracted from relative performance, as excess returns for these securities were negative.

ANNUAL REPORT	|	MARCH 31, 2021	13

PIMCO Mortgage and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Government Agencies	86.0%

Asset-Backed Securities	7.3%

Non-Agency Mortgage-Backed Securities	5.2%

Short-Term Instruments‡	1.4%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO Mortgage and Short-Term Investments Portfolio	5.31%	4.90%	4.63%	6.09%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.60%	1.60%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	(0.09)%	2.43%	2.85%	4.71%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Mortgage and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities and short-term investments, which may be represented by options, futures contracts, swap agreements or asset-backed securities. Assets not invested in mortgage-related securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to pass-through Agency mortgage-backed securities (“MBS”) contributed to performance, as Agency MBS spreads tightened.

»	Overweight exposure to non-Agency residential mortgage-backed securities (“RMBS”) contributed to performance, as non-Agency RMBS spreads tightened.

»	Overweight exposure to senior collateralized loan obligations (“CLOs”) contributed to performance, as CLO spreads tightened.

»	There were no notable detractors for this Portfolio.

14	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Municipal Portfolio

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2021†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	13.8%

College & University Revenue	12.3%

Water Revenue	10.3%

Highway Revenue Tolls	6.6%

Tobacco Settlement Funded	6.5%

Income Tax Revenue	6.1%

Fuel Sales Tax Revenue	5.6%

Ad Valorem Property Tax	5.5%

Natural Gas Revenue	5.1%

Miscellaneous Revenue	3.4%

Lease (Appropriation)	3.1%

Port, Airport & Marina Revenue	2.8%

Lease Revenue	2.7%

General Fund	2.6%

Appropriations	1.4%

Sewer Revenue	1.3%

Sales Tax Revenue	1.2%

Electric Power & Light Revenue	1.1%

Lease (Non-Terminable)	1.1%

Other	1.8%

Short-Term Instruments‡	4.1%

Corporate Bonds & Notes	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Portfolio Inception (08/21/00)
PIMCO Municipal Portfolio	6.08%	4.34%	6.27%	4.66%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.60%	1.49%♦
Bloomberg Barclays Long Municipal Bond Index	7.02%	4.55%	6.41%	5.66%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Municipal Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts or swap agreements. Assets not invested in Municipal Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also invest in securities issued by entities whose underlying assets are Municipal Securities, including without limitation, residual interest bonds. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal bond yields decreased over the period.

»	An overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broad municipal market.

»	An overweight exposure to the tobacco sector contributed to performance, as the sector outperformed the broad municipal market.

»	An underweight exposure to the revenue segment detracted from performance, as the segment outperformed the broad municipal market.

»	An underweight exposure to the healthcare sector detracted from performance, as the sector outperformed the broad municipal market.

»	An underweight exposure to the transportation sector detracted from performance, as the sector outperformed the broad municipal market.

ANNUAL REPORT	|	MARCH 31, 2021	15

PIMCO Real Return Portfolio

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Treasury Obligations	97.6%

Short-Term Instruments‡	1.6%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Portfolio Inception (04/28/00)
PIMCO Real Return Portfolio	14.90%	6.94%	5.20%	6.58%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.60%	1.56%♦
Bloomberg Barclays U.S. TIPS Index	7.54%	3.86%	3.44%	5.42%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute returns, as TIPS posted positive returns.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as U.S. BEI spreads widened.

»	Overweight exposure to U.S. duration strategies detracted from relative performance, as U.S. rates beyond the front end moved higher.

»	Overweight to high yield financials modestly detracted from relative performance, as these securities underperformed broader high yield credit.

16	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Portfolio

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Government Agencies	37.0%

Asset-Backed Securities	31.2%

Non-Agency Mortgage-Backed Securities	24.1%

Short-Term Instruments‡	6.7%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Portfolio Inception (04/20/00)
PIMCO Short-Term Portfolio	7.07%	3.66%	3.76%	3.99%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.60%	1.56%♦
3 Month USD LIBOR	0.56%	1.49%	0.91%	1.97%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of non-agency securities contributed to relative performance, as prices for these securities appreciated.

»	Holdings of agency mortgage-backed securities contributed to relative performance due to positive excess return.

»	Underweight exposure to U.S. duration at the long end of the curve contributed to relative performance, as interest rates increased in those tenors.

»	There were no material detractors for this Portfolio.

ANNUAL REPORT	|	MARCH 31, 2021	17

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2021†§

Repurchase Agreements	66.1%

Corporate Bonds & Notes	19.7%

U.S. Treasury Bills	6.8%

Sovereign Issues	2.9%

U.S. Treasury Obligations	2.6%

U.S. Government Agencies	1.3%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Portfolio Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	0.88%	1.41%	0.83%	0.76%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.60%	0.53%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 05/31/2009

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio II seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates increased.

»	There were no material detractors for this Portfolio.

18	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO U.S. Government and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Treasury Obligations	93.7%

U.S. Government Agencies	3.2%

Non-Agency Mortgage-Backed Securities	2.7%

Short-Term Instruments‡	0.2%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO U.S. Government and Short-Term Investments Portfolio	(11.08)%	5.82%	4.11%	7.43%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.60%	1.60%
Bloomberg Barclays Government Bond Index	(4.26)%	2.25%	2.83%	4.49%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO U.S. Government and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as mortgage-backed securities (“MBS”) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection detracted from performance, as an overweight to the long-end of the curve detracted as interest rates increased.

»	Out of benchmark exposure to and security selection within non-Agency mortgage-backed securities contributed to performance, as the strategy outperformed like duration Treasuries.

ANNUAL REPORT	|	MARCH 31, 2021	19

PIMCO International Portfolio

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of March 31, 2021†§

Short-Term Instruments‡	75.4%

Denmark	17.6%

United States	5.2%

Canada	1.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Portfolio Inception (12/13/89)
PIMCO International Portfolio	4.42%	(5.95)%	(0.06)%	5.51%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.60%	2.72%♦
JPMorgan GBI Global ex-US Index Hedged in USD	0.42%	3.29%	4.41%	5.85%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration in the United Kingdom contributed to relative performance, as interest rates increased.

»	Underweight exposure to duration in Japan contributed to relative performance, as interest rates increased.

»	Underweight exposure to duration in the eurozone contributed to relative performance, as eurozone yields — as shown by the euro swaps curve — increased.

»

A preference for duration in peripheral eurozone countries (particularly Italy) over core eurozone countries (particularly Germany), detracted from relative performance, as the spread between core eurozone yields (as shown by German yields) and peripheral yields (as shown by Italian yields) widened in April 2020.

»

Underweight exposure to select Dollar Block currencies, particularly the Australian dollar and Canadian dollar, detracted from relative performance, as these currencies appreciated relative to the U.S. dollar.

20	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short Asset Portfolio

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	42.4%

U.S. Government Agencies	22.0%

Asset-Backed Securities	15.3%

Short-Term Instruments	7.6%

Non-Agency Mortgage-Backed Securities	7.3%

U.S. Treasury Obligations	2.9%

Sovereign Issues	2.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	Portfolio Inception (05/01/17)
PIMCO Short Asset Portfolio	4.67%	2.38%
FTSE 3-Month Treasury Bill Index	0.21%	1.37%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short Asset Portfolio seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Holdings of select asset-backed securities contributed to relative performance, as spreads tightened.

»	An underweight to U.S. duration contributed to relative performance, as treasury rates increased.

»	There were no material detractors for this Portfolio.

ANNUAL REPORT	|	MARCH 31, 2021	21

PIMCO Short-Term Floating NAV Portfolio III

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	26.1%

U.S. Treasury Bills	19.5%

Repurchase Agreements	19.3%

Japan Treasury Bills	15.9%

U.S. Treasury Obligations	8.0%

Sovereign Issues	4.9%

U.S. Treasury Cash Management Bills	3.5%

U.S. Government Agencies	1.4%

Israel Treasury Bills	1.1%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Portfolio Inception (03/12/12)
PIMCO Short-Term Floating NAV Portfolio III	0.74%	1.45%	0.99%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.66%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio III seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened,

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates increased.

»	There were no material detractors for this Portfolio.

22	PRIVATE ACCOUNT PORTFOLIO SERIES

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO ABS and Short-Term Investments Portfolio	$1,000.00	$1,028.70	$0.25	$1,000.00	$1,024.68	$0.25	0.05%
PIMCO EM Bond and Short-Term Investments Portfolio	1,000.00	1,008.00	0.60	1,000.00	1,024.33	0.61	0.12
PIMCO High Yield and Short-Term Investments Portfolio	1,000.00	1,059.00	0.72	1,000.00	1,024.23	0.71	0.14
PIMCO Investment Grade Credit Bond Portfolio	1,000.00	1,008.50	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Long Duration Credit Bond Portfolio	1,000.00	966.70	0.34	1,000.00	1,024.58	0.35	0.07
PIMCO Low Duration Portfolio	1,000.00	1,006.10	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Moderate Duration Portfolio	1,000.00	992.60	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Mortgage and Short-Term Investments Portfolio	1,000.00	1,008.10	0.45	1,000.00	1,024.48	0.45	0.09
PIMCO Municipal Portfolio	1,000.00	1,017.90	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Real Return Portfolio	1,000.00	1,000.60	0.80	1,000.00	1,024.13	0.81	0.16
PIMCO Short-Term Portfolio	1,000.00	1,018.70	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO Short-Term Floating NAV Portfolio II	1,000.00	1,000.60	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO U.S. Government and Short-Term Investments Portfolio	1,000.00	873.00	0.28	1,000.00	1,024.63	0.30	0.06
PIMCO International Portfolio (Consolidated)	1,000.00	1,063.80	0.62	1,000.00	1,024.33	0.61	0.12
PIMCO Short Asset Portfolio (Consolidated)	1,000.00	1,007.20	0.00	1,000.00	1,024.93	0.00	0.00
PIMCO Short-Term Floating NAV Portfolio III (Consolidated)	1,000.00	1,001.20	0.00	1,000.00	1,024.93	0.00	0.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2021	23

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 Yr component of the U.S. Government/Credit index. The Bloomberg Barclays Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays Asset-Backed Securities Index	Bloomberg Barclays Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included.

Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays Government Bond Index	Bloomberg Barclays Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more.

Bloomberg Barclays Intermediate Aggregate Bond Index	Bloomberg Barclays Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays Long Municipal Bond Index	Bloomberg Barclays Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg Barclays U.S. Long Credit Index	Bloomberg Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus.

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofAML U.S. High Yield, BB-B Rated Index	ICE BofAML U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of ICE BofAML High Yield Cash Pay, BB-B rated. ICE BofAML High Yield Cash Pay, BB-B rated is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets.

* It is not possible to invest directly in an unmanaged index.

24	PRIVATE ACCOUNT PORTFOLIO SERIES

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ANNUAL REPORT	|	MARCH 31, 2021	25

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO ABS and Short-Term Investments Portfolio

03/31/2021	$11.95	$0.31	$0.79	$1.10	$(0.37)	$(0.08)	$0.00	$(0.45)

03/31/2020	12.66	0.47	(0.67)	(0.20)	(0.51)	0.00	0.00	(0.51)

03/31/2019	12.70	0.50	(0.01)	0.49	(0.53)	0.00	0.00	(0.53)

03/31/2018	12.50	0.43	0.21	0.64	(0.44)	0.00	0.00	(0.44)

03/31/2017	12.22	0.45	0.32	0.77	(0.49)	0.00	0.00	(0.49)

PIMCO EM Bond and Short-Term Investments Portfolio

03/31/2021	$9.15	$0.28	$0.50	$0.78	$(0.01)	$0.00	$0.00	$(0.01)

03/31/2020	9.75	0.34	(0.87)	(0.53)	(0.00)	0.00	(0.07)	(0.07)

03/31/2019	10.38	0.48	(0.45)	0.03	(0.34)	(0.32)	0.00	(0.66)

03/31/2018	9.88	0.40	0.17	0.57	(0.07)	0.00	0.00	(0.07)

03/31/2017	9.33	0.46	0.10	0.56	(0.01)	0.00	0.00	(0.01)

PIMCO High Yield and Short-Term Investments Portfolio

03/31/2021	$6.76	$0.42	$0.89	$1.31	$(0.47)	$0.00	$0.00	$(0.47)

03/31/2020	7.76	0.46	(0.75)	(0.29)	(0.71)	0.00	0.00	(0.71)

03/31/2019	7.77	0.52	0.01	0.53	(0.54)	0.00	0.00	(0.54)

03/31/2018	7.82	0.51	(0.01)	0.50	(0.55)	0.00	0.00	(0.55)

03/31/2017	6.99	0.67	0.78	1.45	(0.62)	0.00	0.00	(0.62)

PIMCO Investment Grade Credit Bond Portfolio

03/31/2021	$9.14	$0.27	$0.65	$0.92	$(0.28)	$0.00	$0.00	$(0.28)

03/31/2020	9.52	0.34	(0.40)	(0.06)	(0.32)	0.00	0.00	(0.32)

03/31/2019	9.42	0.35	0.08	0.43	(0.31)	(0.02)	0.00	(0.33)

03/31/2018	9.67	0.33	(0.02)	0.31	(0.39)	(0.17)	0.00	(0.56)

03/31/2017	9.51	0.40	0.22	0.62	(0.46)	0.00	0.00	(0.46)

PIMCO Long Duration Credit Bond Portfolio

03/31/2021	$12.09	$0.55	$0.60	$1.15	$(0.57)	$(0.25)	$0.00	$(0.82)

03/31/2020	11.72	0.55	0.75	1.30	(0.61)	(0.32)	0.00	(0.93)

03/31/2019	11.61	0.52	0.17	0.69	(0.50)	(0.08)	0.00	(0.58)

03/31/2018	11.56	0.57	0.26	0.83	(0.67)	(0.11)	0.00	(0.78)

03/31/2017	11.44	0.61	0.21	0.82	(0.59)	(0.11)	0.00	(0.70)

PIMCO Low Duration Portfolio

03/31/2021	$9.92	$0.12	$0.17	$0.29	$(0.15)	$(0.02)	$0.00	$(0.17)

03/31/2020	9.88	0.25	0.07	0.32	(0.28)	0.00	0.00	(0.28)

03/31/2019	9.78	0.24	0.06	0.30	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.84	0.19	(0.10)	0.09	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.83	0.15	(0.02)	0.13	(0.12)	0.00	0.00	(0.12)

PIMCO Moderate Duration Portfolio

03/31/2021	$10.27	$0.15	$0.09	$0.24	$(0.18)	$(0.15)	$0.00	$(0.33)

03/31/2020	9.98	0.27	0.34	0.61	(0.29)	(0.03)	0.00	(0.32)

03/31/2019	9.78	0.27	0.17	0.44	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.88	0.21	(0.13)	0.08	(0.18)	0.00	0.00	(0.18)

03/31/2017	9.97	0.17	(0.06)	0.11	(0.16)	(0.04)	0.00	(0.20)

PIMCO Mortgage and Short-Term Investments Portfolio

03/31/2021	$11.39	$0.29	$0.31	$0.60	$(0.44)	$(0.55)	$0.00	$(0.99)

03/31/2020	10.89	0.38	0.64	1.02	(0.52)	0.00	0.00	(0.52)

03/31/2019	10.54	0.36	0.36	0.72	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.78	0.33	(0.13)	0.20	(0.44)	0.00	0.00	(0.44)

03/31/2017	11.00	0.32	(0.20)	0.12	(0.34)	0.00	0.00	(0.34)

PIMCO Municipal Portfolio

03/31/2021	$6.96	$0.23	$0.19	$0.42	$(0.27)	$(0.14)	$0.00	$(0.41)

03/31/2020	6.98	0.26	0.13	0.39	(0.26)	(0.15)	0.00	(0.41)

03/31/2019	7.12	0.31	0.07	0.38	(0.45)	(0.07)	0.00	(0.52)

03/31/2018	7.26	0.35	(0.18)	0.17	(0.31)	0.00	0.00	(0.31)

03/31/2017	7.59	0.37	(0.22)	0.15	(0.33)	(0.15)	0.00	(0.48)

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.60	9.34%	$4,714,005	0.05%	0.05%	0.05%	0.05%	2.52%	492%

11.95	(1.72)	4,002,611	0.05	0.05	0.05	0.05	3.71	353

12.66	3.90	4,640,619	0.06	0.06	0.05	0.05	3.92	157

12.70	5.16	4,432,251	0.05	0.05	0.05	0.05	3.40	234

12.50	6.37	3,559,098	0.05	0.05	0.05	0.05	3.58	204

$9.92	8.51%	$536,966	0.12%	0.12%	0.12%	0.12%	2.81%	57%

9.15	(5.46)	481,098	0.14	0.14	0.12	0.12	3.42	31

9.75	0.49	458,684	0.17	0.17	0.12	0.12	4.93	45

10.38	5.86	656,406	0.13	0.13	0.12	0.12	4.00	32

9.88	6.04	685,703	0.13	0.13	0.12	0.12	4.71	41

$7.60	19.60%	$500,459	0.12%	0.12%	0.05%	0.05%	5.65%	37%

6.76	(4.20)	388,194	0.18	0.18	0.05	0.05	5.98	16

7.76	7.09	527,105	0.12	0.12	0.05	0.05	6.67	21

7.77	6.41	538,098	0.26	0.26	0.05	0.05	6.44	39

7.82	21.29	635,591	0.15	0.15	0.06	0.06	8.72	44

$9.78	10.09%	$4,660,053	0.05%	0.05%	0.05%	0.05%	2.74%	122%

9.14	(0.76)	3,006,729	0.06	0.06	0.05	0.05	3.54	143

9.52	4.71	2,642,701	0.06	0.06	0.05	0.05	3.73	82

9.42	3.23	1,982,065	0.06	0.06	0.05	0.05	3.42	142

9.67	6.61	1,773,544	0.16	0.16	0.05	0.05	4.11	134

$12.42	9.16%	$28,614,011	0.08%	0.08%	0.05%	0.05%	4.13%	143%

12.09	11.07	23,360,760	0.49	0.49	0.05	0.05	4.36	145

11.72	6.33	22,213,393	0.31	0.31	0.05	0.05	4.66	80

11.61	7.05	18,826,049	0.30	0.30	0.05	0.05	4.72	72

11.56	7.33	17,322,078	0.20	0.20	0.05	0.05	5.13	97

$10.04	3.00%	$1,049,333	0.05%	0.05%	0.05%	0.05%	1.18%	301%

9.92	3.23	766,311	0.05	0.05	0.05	0.05	2.49	153

9.88	3.15	928,672	0.06	0.06	0.05	0.05	2.50	201

9.78	0.92	584,046	0.09	0.09	0.05	0.05	1.89	278

9.84	1.35	381,430	0.05	0.05	0.05	0.05	1.49	312

$10.18	2.26%	$4,321,603	0.05%	0.05%	0.05%	0.05%	1.43%	544%

10.27	6.12	3,723,520	0.05	0.05	0.05	0.05	2.70	311

9.98	4.59	2,616,444	0.06	0.06	0.05	0.05	2.79	461

9.78	0.83	1,672,502	0.05	0.05	0.05	0.05	2.11	515

9.88	1.03	1,371,841	0.05	0.05	0.05	0.05	1.73	566

$11.00	5.31%	$1,504,263	0.09%	0.09%	0.05%	0.05%	2.48%	1,143%

11.39	9.58	2,092,924	0.60	0.60	0.05	0.05	3.46	1,294

10.89	6.96	2,644,811	0.17	0.17	0.05	0.05	3.40	1,133

10.54	1.80	1,957,803	0.09	0.09	0.05	0.05	3.01	1,179

10.78	1.06	2,087,307	0.07	0.07	0.05	0.05	2.91	1,472

$6.97	6.08%	$143,819	0.05%	0.05%	0.05%	0.05%	3.24%	7%

6.96	5.62	164,094	0.05	0.05	0.05	0.05	3.56	37

6.98	5.60	143,810	0.05	0.05	0.05	0.05	4.52	54

7.12	2.39	139,710	0.05	0.05	0.05	0.05	4.87	25

7.26	2.09	144,501	0.05	0.05	0.05	0.05	4.94	0

ANNUAL REPORT	|	MARCH 31, 2021	27

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Real Return Portfolio

03/31/2021	$8.36	$0.22	$1.02	$1.24	$(0.88)	$(0.76)	$0.00	$(1.64)

03/31/2020	7.68	0.21	0.61	0.82	(0.14)	0.00	0.00	(0.14)

03/31/2019	8.76	0.16	0.15	0.31	(0.69)	(0.70)	0.00	(1.39)

03/31/2018	8.90	0.26	(0.07)	0.19	(0.33)	0.00	0.00	(0.33)

03/31/2017	9.11	0.37	(0.10)	0.27	(0.48)	0.00	0.00	(0.48)

PIMCO Short-Term Portfolio

03/31/2021	$9.06	$0.19	$0.45	$0.64	$(0.27)	$0.00	$0.00	$(0.27)

03/31/2020	9.47	0.30	(0.36)	(0.06)	(0.35)	0.00	0.00	(0.35)

03/31/2019	9.47	0.33	0.02	0.35	(0.35)	0.00	0.00	(0.35)

03/31/2018	9.48	0.23	0.14	0.37	(0.38)	0.00	0.00	(0.38)

03/31/2017	9.33	0.26	0.15	0.41	(0.26)	0.00	0.00	(0.26)

PIMCO Short-Term Floating NAV Portfolio II

03/31/2021	$9.96	$0.03	$0.05	$0.08	$(0.03)	$0.00	$0.00	$(0.03)

03/31/2020	10.01	0.21	(0.04)	0.17	(0.22)	0.00	0.00	(0.22)

03/31/2019	10.01	0.23	0.00	0.23	(0.23)	0.00	0.00	(0.23)

03/31/2018	10.01	0.14	0.00	0.14	(0.14)	0.00	0.00	(0.14)

03/31/2017	10.01	0.08	0.00	0.08	(0.08)	(0.00)	0.00	(0.08)

PIMCO U.S. Government and Short-Term Investments Portfolio

03/31/2021	$12.10	$0.27	$(1.41)	$(1.14)	$(0.23)	$(1.67)	$0.00	$(1.90)

03/31/2020	9.30	0.25	2.87	3.12	(0.22)	(0.10)	0.00	(0.32)

03/31/2019	8.73	0.22	0.64	0.86	(0.29)	0.00	0.00	(0.29)

03/31/2018	8.78	0.21	(0.09)	0.12	(0.17)	0.00	0.00	(0.17)

03/31/2017	9.03	0.23	(0.27)	(0.04)	(0.21)	0.00	0.00	(0.21)

PIMCO International Portfolio (Consolidated)

03/31/2021	$5.43	$0.00	$0.24	$0.24	$0.00	$0.00	$0.00	$0.00

03/31/2020	6.43	0.02	(0.84)	(0.82)	(0.18)	0.00	0.00	(0.18)

03/31/2019	7.58	0.05	(1.18)	(1.13)	0.00	0.00	(0.02)	(0.02)

03/31/2018	7.68	0.04	(0.14)	(0.10)	0.00	0.00	0.00	0.00

03/31/2017	7.97	0.05	(0.34)	(0.29)	0.00	0.00	0.00	0.00

PIMCO Short Asset Portfolio (Consolidated)

03/31/2021	$9.71	$0.13	$0.32	$0.45	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2020	9.95	0.26	(0.23)	0.03	(0.27)	0.00	0.00	(0.27)

03/31/2019	10.00	0.26	0.00	0.26	(0.29)	(0.02)	0.00	(0.31)

05/01/2017 - 03/31/2018	10.00	0.17	0.01	0.18	(0.18)	0.00	0.00	(0.18)

PIMCO Short-Term Floating NAV Portfolio III (Consolidated)

03/31/2021	$9.82	$0.03	$0.04	$0.07	$(0.03)	$0.00	$0.00	$(0.03)

03/31/2020	9.89	0.19	(0.04)	0.15	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.88	0.21	0.04	0.25	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.89	0.11	0.03	0.14	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.88	0.07	0.04	0.11	(0.10)	0.00	0.00	(0.10)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.96	14.90%	$54,516	0.39%	0.39%	0.05%	0.05%	2.48%	134%

8.36	10.80	667,009	1.32	1.32	0.05	0.05	2.56	35

7.68	4.44	251,428	1.23	1.23	0.05	0.05	1.94	10

8.76	2.11	41,522	0.66	0.66	0.05	0.05	2.88	183

8.90	3.04	482,644	0.58	0.58	0.05	0.05	4.05	149

$9.43	7.07%	$415,981	0.05%	0.05%	0.05%	0.05%	2.03%	487%

9.06	(0.71)	503,078	0.05	0.05	0.05	0.05	3.15	381

9.47	3.76	603,396	0.07	0.07	0.05	0.05	3.46	125

9.47	3.94	535,420	0.05	0.05	0.05	0.05	2.43	209

9.48	4.40	658,442	0.05	0.05	0.05	0.05	2.69	121

$10.01	0.88%	$14,025,137	0.05%	0.05%	0.05%	0.05%	0.27%	68%

9.96	1.64	6,301,118	0.05	0.05	0.05	0.05	2.13	70

10.01	2.35	6,030,159	0.05	0.05	0.05	0.05	2.30	69

10.01	1.33	4,071,061	0.05	0.05	0.05	0.05	1.36	108

10.01	0.85	5,006,020	0.05	0.05	0.05	0.05	0.82	103

$9.06	(11.08)%	$2,086,074	0.06%	0.06%	0.05%	0.05%	2.35%	30%

12.10	34.23	2,768,092	0.42	0.42	0.05	0.05	2.40	28

9.30	10.16	1,427,336	0.50	0.50	0.05	0.05	2.57	12

8.73	1.36	2,533,954	0.05	0.05	0.05	0.05	2.36	50

8.78	(0.45)	2,152,196	0.19	0.19	0.05	0.05	2.57	33

$5.67	4.42%	$528,273	0.12%	0.12%	0.12%	0.12%	0.07%	20%

5.43	(12.93)	524,490	0.16	0.16	0.12	0.12	0.31	72

6.43	(14.89)	556,580	0.19	0.19	0.12	0.12	0.75	0

7.58	(1.30)	674,406	0.13	0.13	0.12	0.12	0.49	91

7.68	(3.64)	694,954	0.13	0.13	0.12	0.12	0.68	122

$10.03	4.67%	$8,215,974	0.00%	0.00%	0.00%	0.00%	1.30%	52%

9.71	0.24	10,305,320	0.01	0.01	0.00	0.00	2.63	74

9.95	2.56	13,733,909	0.00	0.00	0.00	0.00	2.63	46

10.00	1.88	15,673,962	0.00 *	0.00 *	0.00 *	0.00 *	1.81 *	29

$9.86	0.74%	$22,775,705	0.00%	0.00%	0.00%	0.00%	0.26%	80%

9.82	1.52	16,363,421	0.00	0.00	0.00	0.00	1.92	233

9.89	2.47	13,290,838	0.00	0.00	0.00	0.00	2.12	197

9.88	1.47	21,178,114	0.01	0.01	0.00	0.00	1.10	112

9.89	1.05	23,928,033	0.01	0.01	0.00	0.00	0.74	308

ANNUAL REPORT	|	MARCH 31, 2021	29

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio

Assets:

Investments, at value
Investments in securities*	$6,193,584	$443,380	$456,844	$4,340,266	$33,868,488	$1,080,083	$5,481,597
Investments in Affiliates	309,551	83,534	39,837	277,386	744	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,950	470	259	843	18,763	92	305
Over the counter	5,605	10,649	715	444	58,278	0	0
Cash	4,505	3,043	792	167	0	288	20
Deposits with counterparty	13,934	4,132	7,552	59,459	16,037	1,518	2,446
Foreign currency, at value	0	3,749	360	1	29,490	0	0
Receivable for investments sold	123,319	0	10	1,018	12,879	39	431
Receivable for TBA investments sold	2,265,923	0	0	384,884	2,939,755	59,708	1,507,215
Receivable for Portfolio shares sold	3,000	0	0	0	311,529	55,259	0
Interest and/or dividends receivable	5,142	4,079	6,580	33,791	306,676	1,882	14,941
Dividends receivable from Affiliates	82	17	5	54	9	0	0
Reimbursement receivable from PIMCO	4	1	1	5	27	1	4
Other assets	0	0	0	0	0	0	0
Total Assets	8,926,599	553,054	512,955	5,098,318	37,562,675	1,198,870	7,006,959

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$508	$3,590,407	$0	$0
Payable for sale-buyback transactions	0	0	0	0	21,617	0	0
Payable for short sales	104,870	0	8,127	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	904	313	240	283	2,817	0	0
Over the counter	1,595	6,721	47	1,792	34,693	0	0
Payable for investments purchased	8,862	2,122	3,025	10,403	20,995	81,656	192,015
Payable for investments in Affiliates purchased	82	17	5	54	9	0	0
Payable for investments purchased on a delayed-delivery basis	1,000	0	0	0	0	0	0
Payable for TBA investments purchased	4,087,802	0	0	422,970	4,950,342	67,555	2,436,831
Deposits from counterparty	6,964	6,729	950	920	31,434	280	1,005
Payable for Portfolio shares redeemed	310	130	80	1,130	295,000	0	55,312
Distributions payable	0	0	0	0	0	0	0
Overdraft due to custodian	0	0	0	0	136	0	0
Accrued investment advisory fees	82	9	9	82	485	17	75
Accrued supervisory and administrative fees	123	47	13	123	727	26	112
Other liabilities	0	0	0	0	2	3	6
Total Liabilities	4,212,594	16,088	12,496	438,265	8,948,664	149,537	2,685,356

Net Assets	$4,714,005	$536,966	$500,459	$4,660,053	$28,614,011	$1,049,333	$4,321,603

Net Assets Consist of:

Paid in capital	$4,618,627	$536,083	$512,908	$4,513,303	$26,090,098	$1,036,898	$4,272,535
Distributable earnings (accumulated loss)	95,378	883	(12,449)	146,750	2,523,913	12,435	49,068

Net Assets	$4,714,005	$536,966	$500,459	$4,660,053	$28,614,011	$1,049,333	$4,321,603

Shares Issued and Outstanding	374,229	54,150	65,868	476,265	2,303,079	104,471	424,424

Net Asset Value Per Share Outstanding(a):	$12.60	$9.92	$7.60	$9.78	$12.42	$10.04	$10.18

Cost of investments in securities	$6,125,290	$452,129	$441,767	$4,202,981	$31,657,738	$1,071,240	$5,439,410
Cost of investments in Affiliates	$308,935	$83,452	$40,425	$277,166	$743	$0	$0
Cost of foreign currency held	$0	$3,795	$369	$1	$29,311	$0	$0
Proceeds received on short sales	$105,212	$0	$8,246	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$(15,796)	$(2,730)	$9,157	$12,718	$214,624	$(8)	$1,147

* Includes repurchase agreements of:	$0	$0	$7,881	$11,284	$35,347	$3,100	$7,158

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio	PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$3,848,834	$135,930	$92,747	$544,480	$17,687,280	$2,709,803
29,919	5,840	1,553	39,057	0	997

692	0	0	209	0	4,020
11,799	0	4	739	0	0
2,870	579	530	790	0	0
11,721	0	0	706	0	1,225
0	0	10	0	0	0
35,386	0	95	136	0	632
2,460,894	0	0	176,854	0	21,559
0	0	0	0	118,840	0
4,992	1,516	365	627	19,358	16,991
6	2	0	8	0	0
2	0	0	1	8	3
2	0	0	0	0	0
6,407,117	143,867	95,304	763,607	17,825,486	2,755,230

$399,324	$0	$40,765	$0	$0	$642,568
0	0	0	0	0	0
98,331	0	0	19,593	0	21,507

174	0	0	134	0	4,359
4,125	0	0	148	0	0
40,598	0	0	1,000	3,794,839	0
6	2	0	8	0	0

0	0	0	0	0	0
4,346,537	0	0	325,878	0	0
13,273	0	0	848	0	0
420	40	20	0	2,800	630
0	0	0	0	3	0
0	0	0	0	2,109	0
26	2	1	7	239	37
40	4	2	10	359	55
0	0	0	0	0	0
4,902,854	48	40,788	347,626	3,800,349	669,156

$1,504,263	$143,819	$54,516	$415,981	$14,025,137	$2,086,074

$1,472,113	$131,650	$66,163	$486,080	$14,022,619	$2,298,833
32,150	12,169	(11,647)	(70,099)	2,518	(212,759)

$1,504,263	$143,819	$54,516	$415,981	$14,025,137	$2,086,074

136,711	20,631	6,849	44,128	1,400,689	230,161

$11.00	$6.97	$7.96	$9.43	$10.01	$9.06

$3,816,749	$124,934	$86,827	$543,356	$17,685,614	$2,808,485
$29,919	$5,833	$1,552	$39,060	$0	$996
$0	$0	$10	$0	$0	$0
$98,571	$0	$0	$19,717	$0	$21,559
$(3,885)	$0	$(223)	$1,446	$0	$19,995

$0	$0	$0	$0	$11,682,328	$5,057

ANNUAL REPORT	|	MARCH 31, 2021	31

Consolidated Statements of Assets and Liabilities	March 31, 2021

(Amounts in thousands†, except per share amounts)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Assets:

Investments, at value
Investments in securities*	$374,305	$8,399,865	$23,199,598
Investments in Affiliates	111,538	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,449	2,500	0
Over the counter	12,032	32,001	206,787
Cash	4,617	2,250	2,431
Deposits with counterparty	26,231	7,022	0
Foreign currency, at value	6,498	9,532	938,404
Receivable for investments sold	165	16,452	0
Receivable for investments in Affiliates sold	1,700	0	0
Receivable for Portfolio shares sold	0	0	12,900
Interest and/or dividends receivable	880	17,186	32,817
Dividends receivable from Affiliates	22	0	0
Reimbursement receivable from PIMCO	1	0	0
Other assets	1	0	1
Total Assets	541,439	8,486,808	24,392,938

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$1,670	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	787	288	0
Over the counter	6,094	21,712	1,180
Payable for investments purchased	0	221,165	1,405,130
Payable for investments in Affiliates purchased	22	0	0
Payable for investments purchased on a delayed-delivery basis	0	8,678	0
Deposits from counterparty	6,051	17,321	193,823
Payable for Portfolio shares redeemed	160	0	17,100
Accrued investment advisory fees	8	0	0
Accrued supervisory and administrative fees	44	0	0
Total Liabilities	13,166	270,834	1,617,233

Net Assets	$528,273	$8,215,974	$22,775,705

Net Assets Consist of:

Paid in capital	$716,511	$8,358,433	$22,768,669
Distributable earnings (accumulated loss)	(188,238)	(142,459)	7,036

Net Assets	$528,273	$8,215,974	$22,775,705

Shares Issued and Outstanding	93,232	818,830	2,309,806

Net Asset Value Per Share Outstanding(a):	$5.67	$10.03	$9.86

Cost of investments in securities	$379,558	$8,375,819	$23,376,635
Cost of investments in Affiliates	$111,420	$0	$0
Cost of foreign currency held	$7,315	$9,573	$940,522
Cost or premiums of financial derivative instruments, net	$(6,204)	$114	$0

* Includes repurchase agreements of:	$0	$474,226	$4,465,019

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio

Investment Income:

Interest, net of foreign taxes*	$116,466	$15,777	$26,434	$124,086
Dividends	0	0	504	2,221
Dividends from Investments in Affiliates	2,137	299	95	1,244
Total Income	118,603	16,076	27,033	127,551

Expenses:

Investment advisory fees	924	110	93	913
Supervisory and administrative fees	1,385	550	140	1,370
Trustee fees	25	3	3	22
Interest expense	8	0	349	11
Miscellaneous expense	31	3	4	29
Total Expenses	2,373	666	589	2,345
Waiver and/or Reimbursement by PIMCO	(25)	(3)	(3)	(22)
Net Expenses	2,348	663	586	2,323

Net Investment Income (Loss)	116,255	15,413	26,447	125,228

Net Realized Gain (Loss):

Investments in securities	38,869	(9,628)	3,697	55,668
Investments in Affiliates	745	(150)	(221)	(495)
Exchange-traded or centrally cleared financial derivative instruments	(697)	4,349	2,400	(59,663)
Over the counter financial derivative instruments	12,164	4,013	(1,070)	7,127
Short sales	0	0	21	0
Foreign currency	0	(1,086)	(251)	0

Net Realized Gain (Loss)	51,081	(2,502)	4,576	2,637

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	159,541	21,339	59,655	183,426
Investments in Affiliates	1,486	594	192	1,075
Exchange-traded or centrally cleared financial derivative instruments	60,129	2,592	(10,342)	63,899
Over the counter financial derivative instruments	10,312	3,362	408	3,458
Short sales	0	0	(1,949)	0
Foreign currency assets and liabilities	0	54	(162)	0

Net Change in Unrealized Appreciation (Depreciation)	231,468	27,941	47,802	251,858

Net Increase (Decrease) in Net Assets Resulting from Operations	$398,804	$40,852	$78,825	$379,723

* Foreign tax withholdings	$0	$2	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2021	33

Statements of Operations	(Cont.)

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio

Investment Income:

Interest	$1,170,099	$10,630	$63,549	$51,198	$4,908
Dividends	9,644	0	0	0	0
Dividends from Investments in Affiliates	457	0	0	156	29
Total Income	1,180,200	10,630	63,549	51,354	4,937

Expenses:

Investment advisory fees	5,598	173	859	399	30
Supervisory and administrative fees	8,396	259	1,288	599	45
Trustee fees	153	5	21	11	1
Interest expense	9,690	2	5	850	0
Miscellaneous expense	182	4	21	12	1
Total Expenses	24,019	443	2,194	1,871	77
Waiver and/or Reimbursement by PIMCO	(153)	(5)	(21)	(11)	(1)
Net Expenses	23,866	438	2,173	1,860	76

Net Investment Income (Loss)	1,156,334	10,192	61,376	49,494	4,861

Net Realized Gain (Loss):

Investments in securities	742,502	8,894	61,526	83,687	551
Investments in Affiliates	1,374	0	0	565	12
Exchange-traded or centrally cleared financial derivative instruments	(198,037)	1,919	(1,513)	(15,508)	0
Over the counter financial derivative instruments	75,560	6	0	9,865	0
Short sales	0	0	0	0	0
Foreign currency	(850)	0	0	0	0

Net Realized Gain (Loss)	620,549	10,819	60,013	78,609	563

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(14,042)	2,688	(36,344)	(58,348)	3,229
Investments in Affiliates	(119)	0	0	(211)	17
Exchange-traded or centrally cleared financial derivative instruments	378,463	508	1,836	36,713	0
Over the counter financial derivative instruments	31,968	(2)	0	5,699	0
Short sales	0	0	0	0	0
Foreign currency assets and liabilities	(1,402)	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	394,868	3,194	(34,508)	(16,147)	3,246

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,171,751	$24,205	$86,881	$111,956	$8,670

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$2,303	$9,658	$32,354	$59,455
0	0	0	0
10	192	0	34
2,313	9,850	32,354	59,489

17	95	2,031	494
25	142	3,046	741
1	3	45	14
274	5	9	311
1	3	50	13
318	248	5,181	1,573
(1)	(3)	(45)	(14)
317	245	5,136	1,559

1,996	9,605	27,218	57,930

66,500	5,542	994	84,781
49	81	0	18
0	(1,703)	0	164,842
881	1,714	0	87
0	0	0	0
(1)	0	0	0

67,429	5,634	994	249,728

(33,468)	8,517	32,858	(460,310)
0	274	0	(2)
0	7,441	0	(120,406)
(822)	1,133	0	0
0	0	0	0
1	0	0	0

(34,289)	17,365	32,858	(580,718)

$35,136	$32,604	$61,070	$(273,060)

ANNUAL REPORT	|	MARCH 31, 2021	35

Consolidated Statements of Operations

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Investment Income:

Interest	$571	$109,192	$53,781
Dividends from Investments in Affiliates	462	0	0
Total Income	1,033	109,192	53,781

Expenses:

Investment advisory fees	105	0	0
Supervisory and administrative fees	525	0	0
Trustee fees	3	0	0
Interest expense	15	100	239
Miscellaneous expense	4	1	2
Total Expenses	652	101	241
Waiver and/or Reimbursement by PIMCO	(3)	0	0
Net Expenses	649	101	241

Net Investment Income (Loss)	384	109,091	53,540

Net Realized Gain (Loss):

Investments in securities	(7,513)	(20,410)	(34,514)
Investments in Affiliates	478	0	0
Exchange-traded or centrally cleared financial derivative instruments	(56,423)	(90,154)	0
Over the counter financial derivative instruments	5,641	(43,353)	249
Short sales	0	0	1
Foreign currency	2,299	7,654	3,808

Net Realized Gain (Loss)	(55,518)	(146,263)	(30,456)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	8,329	294,776	(109,451)
Investments in Affiliates	(83)	0	0
Exchange-traded or centrally cleared financial derivative instruments	77,253	102,698	0
Over the counter financial derivative instruments	(5,036)	20,444	229,700
Foreign currency assets and liabilities	(1,986)	1,441	(1,946)

Net Change in Unrealized Appreciation (Depreciation)	78,477	419,359	118,303

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,343	$382,187	$141,387

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO ABS and Short-Term Investments Portfolio		PIMCO EM Bond and Short-Term Investments Portfolio		PIMCO High Yield and Short-Term Investments Portfolio		PIMCO Investment Grade Credit Bond Portfolio

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$116,255	$180,399	$15,413	$16,722	$26,447	$32,470	$125,228	$105,307
Net realized gain (loss)	51,081	32,055	(2,502)	(36,636)	4,576	(10,440)	2,637	318
Net change in unrealized appreciation (depreciation)	231,468	(276,198)	27,941	(9,999)	47,802	(32,327)	251,858	(148,328)

Net Increase (Decrease) in Net Assets Resulting from Operations	398,804	(63,744)	40,852	(29,913)	78,825	(10,297)	379,723	(42,703)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(170,006)	(197,509)	(501)	(115)	(29,502)	(47,002)	(139,010)	(100,007)
Tax basis return of capital	0	0	0	(3,701)	0	0	0	0

Total Distributions(a)	(170,006)	(197,509)	(501)	(3,816)	(29,502)	(47,002)	(139,010)	(100,007)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	482,596	(376,755)	15,517	56,143	62,942	(81,612)	1,412,611	506,738

Total Increase (Decrease) in Net Assets	711,394	(638,008)	55,868	22,414	112,265	(138,911)	1,653,324	364,028

Net Assets:

Beginning of year	4,002,611	4,640,619	481,098	458,684	388,194	527,105	3,006,729	2,642,701
End of year	$4,714,005	$4,002,611	$536,966	$481,098	$500,459	$388,194	$4,660,053	$3,006,729

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2021	37

Statements of Changes in Net Assets	(Cont.)

	PIMCO Long Duration Credit Bond Portfolio		PIMCO Low Duration Portfolio		PIMCO Moderate Duration Portfolio

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,156,334	$1,030,323	$10,192	$23,297	$61,376	$81,323
Net realized gain (loss)	620,549	727,149	10,819	2,305	60,013	33,489
Net change in unrealized appreciation (depreciation)	394,868	836,678	3,194	4,815	(34,508)	65,952

Net Increase (Decrease) in Net Assets Resulting from Operations	2,171,751	2,594,150	24,205	30,417	86,881	180,764

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(1,751,578)	(1,714,048)	(15,203)	(26,502)	(138,909)	(93,208)
Tax basis return of capital	0	0	0	0	0	0

Total Distributions(a)	(1,751,578)	(1,714,048)	(15,203)	(26,502)	(138,909)	(93,208)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	4,833,078	267,265	274,020	(166,276)	650,111	1,019,520

Total Increase (Decrease) in Net Assets	5,253,251	1,147,367	283,022	(162,361)	598,083	1,107,076

Net Assets:

Beginning of year	23,360,760	22,213,393	766,311	928,672	3,723,520	2,616,444
End of year	$28,614,011	$23,360,760	$1,049,333	$766,311	$4,321,603	$3,723,520

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Mortgage and Short-Term Investments Portfolio		PIMCO Municipal Portfolio		PIMCO Real Return Portfolio		PIMCO Short-Term Portfolio

Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

$49,494	$68,092	$4,861	$5,610	$1,996	$16,267	$9,605	$18,582
78,609	104,567	563	2,850	67,429	4,614	5,634	3,355
(16,147)	10,367	3,246	(404)	(34,289)	37,721	17,365	(23,368)

111,956	183,026	8,670	8,056	35,136	58,602	32,604	(1,431)

(146,504)	(84,004)	(8,601)	(9,150)	(11,199)	(12,501)	(13,201)	(21,500)
0	0	0	0	0	0	0	0

(146,504)	(84,004)	(8,601)	(9,150)	(11,199)	(12,501)	(13,201)	(21,500)

(554,113)	(650,909)	(20,344)	21,378	(636,430)	369,480	(106,500)	(77,387)

(588,661)	(551,887)	(20,275)	20,284	(612,493)	415,581	(87,097)	(100,318)

2,092,924	2,644,811	164,094	143,810	667,009	251,428	503,078	603,396
$1,504,263	$2,092,924	$143,819	$164,094	$54,516	$667,009	$415,981	$503,078

ANNUAL REPORT	|	MARCH 31, 2021	39

Statements of Changes in Net Assets	(Cont.)

	PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government and Short-Term Investments Portfolio

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$27,218	$141,975	$57,930	$49,650
Net realized gain (loss)	994	193	249,728	192,933
Net change in unrealized appreciation (depreciation)	32,858	(31,816)	(580,718)	407,116

Net Increase (Decrease) in Net Assets Resulting from Operations	61,070	110,352	(273,060)	649,699

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(27,272)	(142,155)	(395,006)	(66,706)
Tax basis return of capital	0	0	0	0

Total Distributions(a)	(27,272)	(142,155)	(395,006)	(66,706)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	7,690,221	302,762	(13,952)	757,763

Total Increase (Decrease) in Net Assets	7,724,019	270,959	(682,018)	1,340,756

Net Assets:

Beginning of year	6,301,118	6,030,159	2,768,092	1,427,336
End of year	$14,025,137	$6,301,118	$2,086,074	$2,768,092

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO International Portfolio		PIMCO Short Asset Portfolio		PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$384	$1,732	$109,091	$367,580	$53,540	$274,264
Net realized gain (loss)	(55,518)	(66,823)	(146,263)	11,126	(30,456)	76,809
Net change in unrealized appreciation (depreciation)	78,477	(14,530)	419,359	(324,672)	118,303	(97,597)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,343	(79,621)	382,187	54,034	141,387	253,476

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(0)	(17,001)	(106,769)	(376,584)	(68,357)	(315,757)

Total Distributions(a)	(0)	(17,001)	(106,769)	(376,584)	(68,357)	(315,757)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(19,560)	64,532	(2,364,764)	(3,106,039)	6,339,254	3,134,864

Total Increase (Decrease) in Net Assets	3,783	(32,090)	(2,089,346)	(3,428,589)	6,412,284	3,072,583

Net Assets:

Beginning of year	524,490	556,580	10,305,320	13,733,909	16,363,421	13,290,838
End of year	$528,273	$524,490	$8,215,974	$10,305,320	$22,775,705	$16,363,421

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2021	41

Statements of Cash Flows

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Real Return Portfolio	PIMCO U.S. Government and Short-Term Investments Portfolio

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$2,171,751	$35,136	$(273,060)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(52,039,539)	(251,247)	(1,218,222)
Proceeds from sales of long-term securities	48,807,512	1,301,386	851,597
(Purchases) Proceeds from sales of short-term portfolio investments, net	61,819	28,090	11,329
(Increase) decrease in deposits with counterparty	66,139	1,350	4,798
(Increase) decrease in receivable for investments sold	(230,384)	45	42,112
(Increase) decrease in interest and/or dividends receivable	(28,097)	1,555	(514)
(Increase) decrease in dividends receivable from Affiliates	118	6	128
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	151,886	0	47,806
Proceeds from (Payments on) over the counter financial derivative instruments	78,743	299	87
(Increase) decrease in reimbursement receivable from PIMCO	(36)	0	(4)
(Increase) decrease in other assets	0	0	2,611
Increase (decrease) in payable for investments purchased	62,958	(6)	(42,882)
Increase (decrease) in deposits from counterparty	(87,752)	(471)	0
Increase (decrease) in accrued investment advisory fees	112	(10)	(8)
Increase (decrease) in accrued supervisory and administrative fees	168	(15)	(13)
Proceeds from (Payments on) short sales transactions, net	0	0	253
Proceeds from (Payments on) foreign currency transactions	(2,252)	0	0
Increase (decrease) in other liabilities	(6)	0	0
Net Realized (Gain) Loss
Investments in securities	(742,502)	(66,500)	(84,781)
Investments in Affiliates	(1,374)	(49)	(18)
Exchange-traded or centrally cleared financial derivative instruments	198,037	0	(164,842)
Over the counter financial derivative instruments	(75,560)	(881)	(87)
Foreign currency	850	1	0
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	14,042	33,468	460,310
Investments in Affiliates	119	0	2
Exchange-traded or centrally cleared financial derivative instruments	(378,463)	0	120,406
Over the counter financial derivative instruments	(31,968)	822	0
Foreign currency assets and liabilities	1,402	(1)	0
Net amortization (accretion) on investments	38,599	1,538	4,921

Net Cash Provided by (Used for) Operating Activities	(1,963,678)	1,084,516	(238,071)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	13,372,949	12,220	554,710
Payments on shares redeemed	(10,151,402)	(661,783)	(964,561)
Increase (decrease) in overdraft due to custodian	136	0	0
Cash distributions paid*	(7,936)	(186)	(7,627)
Proceeds from reverse repurchase agreements	226,090,583	1,483,679	35,769,515
Payments on reverse repurchase agreements	(227,356,871)	(1,904,706)	(35,126,947)
Proceeds from sale-buyback transactions	13,092,706	147,451	3,767,557
Payments on sale-buyback transactions	(13,103,620)	(163,389)	(3,767,557)

Net Cash Received from (Used for) Financing Activities	1,936,545	(1,086,714)	225,090

Net Increase (Decrease) in Cash and Foreign Currency	(27,133)	(2,198)	(12,981)

Cash and Foreign Currency:

Beginning of year	56,623	2,738	12,981
End of year	$29,490	$540	$0

* Reinvestment of distributions	$1,743,642	$11,013	$387,379

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$19,610	$1,385	$301
Non Cash Payment in Kind	$1,681	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.4%

CORPORATE BONDS & NOTES 0.6%

BANKING & FINANCE 0.5%

Ambac Assurance Corp.
5.100% due 12/31/2099 (e)	$43	$59

Ambac LSNI LLC
6.000% due 02/12/2023 •	156	157

Preferred Term Securities Ltd.
0.534% (US0003M + 0.350%) due 03/22/2038 ~	24,333	21,960
1.111% (US0003M + 0.860%) due 07/03/2033 ~	1,454	1,421

		23,597

INDUSTRIALS 0.1%

CVS Pass-Through Trust
5.880% due 01/10/2028	911	1,050

Times Square Hotel Trust
8.528% due 08/01/2026	3,361	3,674

UAL Pass-Through Trust
6.636% due 01/02/2024	644	662

		5,386

Total Corporate Bonds & Notes (Cost $29,073)		28,983

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%

North Texas Higher Education Authority, Inc., Revenue Bonds, Series 2011
1.338% (US0003M + 1.100%) due 04/01/2040 ~	356	358

Total Municipal Bonds & Notes (Cost $356)		358

U.S. GOVERNMENT AGENCIES 44.3%

Fannie Mae
0.178% due 07/25/2037 •	874	859
0.248% due 03/25/2036 •	11	11
0.349% due 05/25/2032 •	2	2
0.358% due 08/25/2031 •	76	74
0.508% due 09/17/2027 •	1	1
0.559% due 10/25/2021 - 02/25/2033 •	37	37
0.708% due 11/18/2031 •	1	1
0.759% due 11/25/2031 •	26	27
0.859% due 05/25/2022 •	1	1
1.009% due 08/25/2023 •	3	3
1.109% due 12/25/2023 - 04/25/2032 •	7	6
1.259% due 10/25/2022 - 09/25/2023 •	2	2
1.579% due 03/01/2044 - 10/01/2044 •	34	36
1.588% due 02/01/2033 •	49	50
1.691% due 02/01/2035 •	3	3
1.700% due 09/01/2033 •	15	16
1.703% due 01/01/2035 •	5	5
1.750% due 12/25/2023 •	4	4
1.779% due 10/01/2040 •	16	16
1.811% due 06/01/2033 •	6	7
1.815% due 07/01/2035 •	7	7
1.816% due 03/01/2035 •	6	6
1.825% due 08/01/2033 •	5	5
1.844% due 11/01/2034 •	2	2
1.921% due 04/01/2036 •	2	2
2.036% due 12/01/2036 •	6	7
2.066% due 05/01/2025 •	2	2
2.098% due 10/01/2034 •	3	3
2.106% due 12/01/2036 •	8	9
2.117% due 02/01/2035 •	4	4
2.129% due 01/01/2037 •	4	4
2.173% due 12/01/2035 •	2	2
2.197% due 11/01/2035 •	1	1
2.199% due 09/01/2033 •	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.244% due 10/01/2032 - 11/01/2032 •	$23	$23
2.245% due 09/01/2030 •	14	14
2.250% due 03/01/2029 •	5	5
2.255% due 03/01/2030 •	3	3
2.352% due 07/01/2033 •	5	5
2.375% due 09/01/2032 - 09/01/2033 •	20	20
2.430% due 04/01/2036 •	13	13
2.455% due 03/01/2033 •	1	1
2.535% due 11/01/2034 •	8	8
2.558% due 09/01/2033 •	4	4
2.590% due 05/01/2033 •	11	12
2.605% due 08/01/2035 •	7	7
2.625% due 10/01/2028 •	3	3
2.659% due 07/01/2033 •	4	4
2.788% due 04/01/2034 •	1	1
2.845% due 10/01/2031 •	4	4
2.855% due 06/01/2033 •	8	8
2.911% due 03/01/2035 •	7	8
2.978% due 05/01/2034 •	13	13
2.980% due 03/01/2035 •	3	4
3.339% due 05/01/2036 •	5	5
3.379% due 04/01/2033 •	5	5
3.515% due 03/01/2032 •	3	3
3.625% due 04/01/2032 •	12	12
3.805% due 06/01/2033 •	65	65
3.853% due 05/01/2036 •	6	6
4.000% due 11/25/2033 - 01/01/2059	472	528
4.250% due 10/01/2027 •	1	1
5.000% due 06/25/2023 - 11/25/2032	435	515
5.500% due 09/25/2035	1,801	2,270
5.891% due 11/25/2049 •(a)	855	170
6.500% due 06/25/2028	15	16
7.000% due 07/25/2042	4	5
7.500% due 08/25/2021 - 07/25/2022	3	3
8.500% due 01/25/2025 - 04/01/2032	11	11

Fannie Mae, TBA
3.000% due 06/01/2051	97,000	101,001

Freddie Mac
0.356% due 10/15/2032 •	4	5
0.369% due 08/25/2031 •	47	46
0.456% due 12/15/2029 •	7	7
0.471% due 12/25/2022 ~(a)	32,666	200
0.482% due 01/25/2034 ~(a)	86,489	4,217
0.556% due 12/15/2031 •	3	3
0.656% due 04/15/2022 - 08/15/2031 •	6	6
0.778% due 03/25/2034 ~(a)	68,394	5,260
1.110% due 10/15/2022 •	1	1
1.146% due 05/15/2023 •	3	3
1.212% due 05/15/2023 •	1	1
1.459% due 10/25/2044 •	1,692	1,718
1.579% due 02/25/2045 •	11	11
1.659% due 07/25/2044 •	372	376
1.750% due 09/25/2023 •	59	59
2.000% due 02/01/2035 •	3	3
2.011% due 09/01/2035 •	5	5
2.052% due 01/01/2035 •	4	5
2.053% due 02/01/2035 •	5	5
2.112% due 01/01/2035 •	6	6
2.233% due 02/01/2035 •	11	11
2.253% due 10/01/2034 •	10	11
2.261% due 03/01/2028 •	3	3
2.355% due 12/01/2033 •	17	17
2.362% due 11/01/2034 •	9	10
2.375% due 11/01/2034 - 02/01/2035 •	29	31
2.391% due 03/01/2034 •	13	13
2.420% due 09/01/2033 •	15	16
2.465% due 09/01/2035 •	2	2
2.520% due 02/01/2036 •	5	5
2.539% due 01/01/2035 •	5	6
2.540% due 03/01/2030 •	4	4
2.696% due 03/01/2032 •	21	21
2.712% due 07/01/2037 •	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.715% due 09/01/2028 •	$3	$3
2.953% due 08/01/2023 •	2	3
3.000% due 09/01/2046 - 03/01/2048	22,608	23,598
3.500% due 07/01/2046 - 02/01/2048	247	264
3.708% due 04/01/2032 •	65	65
3.723% due 04/01/2033 •	2	2
3.730% due 04/01/2034 •	8	9
4.000% due 10/15/2033	30	33
4.338% due 05/01/2026 •	5	5
5.000% due 02/15/2036	155	177
5.500% due 05/15/2036	13	15
5.771% due 08/01/2031 •	15	17
6.500% due 07/25/2043	362	439
7.000% due 06/15/2029	7	8
7.500% due 02/15/2023 - 01/15/2031	4	5
8.000% due 03/15/2023	3	3

Ginnie Mae
0.570% due 02/20/2061 •	294	296
0.870% due 09/20/2063 •	3,017	3,039
2.125% (H15T1Y + 1.500%) due 10/20/2026 ~	10	10
2.125% due 12/20/2027 - 10/20/2033 •	18	19
2.250% due 07/20/2029 - 09/20/2033 •	54	57
2.875% (H15T1Y + 1.500%) due 05/20/2030 - 05/20/2032 ~	36	38
3.000% (H15T1Y + 1.500%) due 01/20/2023 ~	1	1
3.000% due 01/20/2027 - 02/20/2030 •	26	26

Ginnie Mae, TBA
2.000% due 05/01/2051	3,000	3,024
2.500% due 05/01/2051	3,000	3,090

Uniform Mortgage-Backed Security
3.000% due 12/01/2026 - 10/01/2046	2,538	2,684
3.500% due 03/01/2040 - 02/01/2050	43,049	45,720
4.000% due 08/01/2038 - 06/01/2050	83,789	90,141
8.500% due 06/01/2022 - 06/01/2030	9	10

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2036 - 06/01/2051	331,200	331,052
2.500% due 05/01/2036 - 06/01/2051	368,500	376,938
3.000% due 04/01/2036 - 05/01/2051	211,300	220,616
3.500% due 04/01/2051 - 05/01/2051	470,700	497,341
4.000% due 04/01/2051 - 05/01/2051	344,800	369,969

Total U.S. Government Agencies (Cost $2,087,045)		2,086,806

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
1.125% due 02/29/2028 (g)	1,674	1,645
2.375% due 05/15/2029 (g)(i)	8,900	9,460

Total U.S. Treasury Obligations (Cost $10,708)		11,105

NON-AGENCY MORTGAGE-BACKED SECURITIES 26.7%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035	2,600	2,840

225 Liberty Street Trust
3.597% due 02/10/2036	2,000	2,174

Adjustable Rate Mortgage Trust
0.649% due 11/25/2035 •	423	427
0.669% due 11/25/2035 •	775	769
0.669% due 08/25/2036 •	35,700	17,315
2.458% due 04/25/2035 ~	2	2

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	43

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	$14,087	$13,567

American Home Mortgage Investment Trust
2.204% due 06/25/2045 •	1,399	1,417

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	742	745

AREIT Trust
1.126% due 09/14/2036 •	30,000	30,117

Ashford Hospitality Trust
1.006% due 04/15/2035 •	10,224	10,220
1.556% due 06/15/2035 •	3,100	3,091
1.956% due 06/15/2035 •	2,300	2,285
2.856% due 06/15/2035 •	3,200	3,071

BAMLL Commercial Mortgage Securities Trust
1.156% due 04/15/2036 •	3,500	3,493
1.306% due 03/15/2034 •	900	901

Banc of America Alternative Loan Trust
6.000% due 04/25/2037	2,265	2,218

Banc of America Commercial Mortgage Trust
5.823% due 02/10/2051 ~	43,331	45,208

Banc of America Funding Trust
0.248% due 10/26/2036 ~	65,290	60,897
0.491% due 10/20/2036 •	3,895	3,275
0.786% due 04/20/2035 •	610	611
2.802% due 10/20/2046 ^~	274	249
2.815% due 09/20/2046 ^~	1,554	1,539
3.376% due 01/20/2047 ^~	9	8

Banc of America Mortgage Trust
2.372% due 12/25/2033 ~	64	64
2.598% due 11/25/2033 ~	14	15
3.021% due 10/25/2035 ^~	333	341
3.517% due 06/25/2035 ~	247	242
3.584% due 06/25/2034 ~	169	172

Bancorp Commercial Mortgage Trust
1.156% due 09/15/2036 •	617	617
1.306% due 08/15/2032 •	2,165	2,165
1.706% due 08/15/2032 •	7,300	7,311

Barclays Commercial Mortgage Securities Trust
1.356% due 02/15/2033 •	5,121	5,132
2.156% due 02/15/2033 •	5,550	5,566
3.206% due 02/15/2033 •	35,400	35,622

Bear Stearns Adjustable Rate Mortgage Trust
2.323% due 01/25/2034 ~	36	37
2.332% due 02/25/2036 ^~	97	97
2.533% due 04/25/2034 ~	54	53
2.625% due 10/25/2034 ~	48	49
2.664% due 05/25/2034 ~	54	51
2.781% due 11/25/2030 ~	30	30
2.821% due 05/25/2033 ~	127	119
2.826% due 02/25/2033 ~	2	2
2.894% due 02/25/2035 ~	159	166
2.902% due 11/25/2034 ~	134	130
2.912% due 08/25/2035 ~	880	894
3.466% due 05/25/2047 ^~	380	378

Bear Stearns ALT-A Trust
2.499% due 04/25/2035 ~	39	39
2.666% due 07/25/2035 ~	11,652	9,694
2.726% due 01/25/2036 ^~	679	708
2.834% due 11/25/2035 ^~	1,150	874
2.839% due 12/25/2033 ~	233	241
2.967% due 02/25/2036 ^~	3,666	3,120
3.042% due 08/25/2036 ^~	2,145	1,624
3.453% due 08/25/2036 ^~	1,188	794

Bear Stearns Mortgage Securities, Inc.
2.820% due 06/25/2030 ~	5	5

Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~	639	552
2.886% due 12/26/2046 ^~	3,669	3,193

BellaVista Mortgage Trust
0.610% due 05/20/2045 •	2,270	1,702
0.849% due 02/25/2035 •	3,071	2,365

BXMT Ltd.
1.508% due 03/15/2037 •	23,500	23,600

Chase Mortgage Finance Trust
2.970% due 12/25/2035 ^~	854	842

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.746% due 01/25/2035 ~	$480	$481

Citigroup Commercial Mortgage Trust
0.936% due 12/15/2036 •	9,200	9,178
1.256% due 12/15/2036 •	1,800	1,792
3.098% due 04/10/2049	21,462	22,619
3.209% due 05/10/2049	700	754

Citigroup Global Markets Mortgage Securities, Inc.
0.609% due 05/25/2032 •	25	23
2.595% due 09/25/2033 ~	1	1
8.500% due 05/25/2032	92	72

Citigroup Mortgage Loan Trust
0.909% due 08/25/2035 ^•	162	151
2.520% due 11/25/2035 •	739	725
2.530% due 10/25/2035 •	16	16
2.570% due 05/25/2035 •	7	7
3.056% due 08/25/2035 ~	174	181
3.228% due 09/25/2059 þ	594	598
3.285% due 05/25/2042 ~	864	860

Citigroup Mortgage Loan Trust, Inc.
0.439% due 12/25/2034 •	107	112
1.940% due 09/25/2035 •	580	590

CityLine Commercial Mortgage Trust
2.778% due 11/10/2031 ~	800	832

Commercial Mortgage Trust
2.950% due 08/15/2057	1,000	1,049
3.545% due 02/10/2036	3,800	4,105

Community Program Loan Trust
4.500% due 04/01/2029	30	30

Countrywide Alternative Loan Trust
0.291% due 02/20/2047 ^•	1,876	1,477
0.299% due 07/25/2046 •	3,593	3,269
0.306% due 12/20/2046 ^•	8,690	7,589
0.309% due 06/25/2037 •	633	600
0.311% due 07/20/2046 ^•	717	572
0.429% due 07/25/2036 •	1,354	1,473
0.489% due 09/25/2046 ^•	358	347
0.531% due 03/20/2046 •	317	271
0.609% due 05/25/2035 •	117	99
0.609% due 05/25/2035 ^•	226	207
0.609% due 06/25/2035 •	1,741	1,636
0.649% due 02/25/2036 •	103	90
0.669% due 12/25/2035 •	495	493
0.689% due 11/25/2035 •	1,461	1,088
0.729% due 10/25/2035 •	666	568
0.751% due 11/20/2035 •	249	234
0.769% due 10/25/2035 •	3,441	2,836
1.069% due 07/25/2035 •	2,693	2,687
1.099% due 03/25/2047 ^•	3,456	3,048
1.259% due 02/25/2036 •	716	681
1.509% due 11/25/2047 ^•	5,036	4,490
1.639% due 11/25/2047 ^•	9,185	8,243
1.649% due 11/25/2035 •	1,959	1,791
1.920% due 08/25/2035 ~	3,354	3,296
5.500% due 11/25/2035 ^	939	740
5.500% due 03/25/2036 ^	79	50
5.750% due 03/25/2037 ^•	328	261
5.750% due 04/25/2047 ^	436	348
6.250% due 12/25/2033	21	21
6.500% due 11/25/2031	71	74

Countrywide Home Loan Mortgage Pass-Through Trust
0.689% due 04/25/2035 •	20	20
0.709% due 03/25/2035 •	28	24
0.749% due 03/25/2035 •	1,673	1,611
0.789% due 02/25/2035 •	64	59
0.809% due 02/25/2035 •	518	501
0.889% due 02/25/2035 •	91	85
1.029% due 09/25/2034 •	99	76
2.013% due 06/19/2031 ~	2	2
2.109% due 02/20/2036 ^•	173	174
2.195% due 02/20/2036 ^•	99	88
2.241% due 02/25/2034 ~	42	43
2.619% due 04/25/2035 ^~	22	3
2.675% due 02/20/2035 ~	87	88
2.686% due 02/19/2034 ~	15	15
2.826% due 02/19/2034 ~	11	11
2.903% due 05/19/2033 ~	9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.995% due 07/19/2033 ~	$53	$55
3.024% due 08/25/2034 ^~	235	229
3.115% due 08/25/2034 ~	159	158
6.000% due 11/25/2037 ^	140	110

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~	88	84
1.259% due 09/25/2034 ^•	948	1,035
2.321% due 12/25/2032 ^~	30	26
3.108% due 12/25/2033 ~	137	136
3.214% due 06/25/2033 ~	201	203
5.750% due 04/25/2033	8	9
6.250% due 07/25/2035	247	266
7.000% due 02/25/2033	15	15

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.595% due 07/25/2033 ~	7	7
2.751% due 10/25/2033 ~	90	89
5.500% due 11/25/2035	201	179

Credit Suisse Mortgage Capital Certificates
3.106% due 02/27/2036 ~	4,968	4,249
3.482% due 08/26/2058 ~	583	584
5.750% due 12/26/2035	284	254

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	253	214

Credit Suisse Mortgage Capital Trust
1.456% due 10/15/2037 •	1,000	1,007
2.257% due 08/15/2037	1,200	1,223
2.750% due 01/25/2060	9,795	9,482
2.750% due 01/25/2060 ~	5,626	5,819
3.007% due 10/27/2059 ~	835	843
3.048% due 12/26/2059 ~	838	844
3.250% due 01/25/2060	7,373	7,274
3.250% due 01/25/2060 ~	3,775	3,934
3.322% due 10/25/2058 ~	430	433
3.524% due 01/25/2060 ~	3,343	3,367

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.289% due 01/25/2047 •	5,748	5,402

Downey Savings & Loan Association Mortgage Loan Trust
1.199% due 04/19/2046 •	454	444

First Horizon Alternative Mortgage Securities Trust
2.209% due 06/25/2034 ~	1,173	1,198
2.286% due 09/25/2034 ~	667	664
2.490% due 07/25/2035 ~	6,339	6,203
2.859% due 03/25/2035 ~	121	95

GCAT LLC
2.611% due 12/25/2025 þ	1,702	1,713
2.981% due 09/25/2025 þ	930	941

GMAC Mortgage Corp. Loan Trust
4.500% due 05/25/2035 ~	7	7

Grand Avenue Mortgage Loan Trust
3.250% due 08/25/2064	36,232	36,079

GreenPoint Mortgage Funding Trust
0.529% due 04/25/2036 •	189	185
0.569% due 06/25/2045 •	11,197	9,644

GS Mortgage Securities Corp. Trust
1.206% due 07/15/2032 •	5,000	5,003
3.104% due 05/10/2034	15,900	15,479
3.551% due 04/10/2034	7,490	7,600
3.924% due 10/10/2032	13,300	13,424

GS Mortgage Securities Trust
3.621% due 10/10/2035	2,000	2,144

GSMPS Mortgage Loan Trust
0.459% due 09/25/2035 •	21,097	17,871
0.459% due 01/25/2036 •	25,422	21,233
7.000% due 06/25/2043	403	451
8.000% due 09/19/2027 ~	211	211

GSR Mortgage Loan Trust
0.459% due 01/25/2034 •	5	5
2.738% due 04/25/2035 ~	405	403
2.826% due 04/25/2035 ~	502	506
2.841% due 09/25/2035 ~	50	51
3.018% due 01/25/2036 ^~	194	199
6.000% due 03/25/2032	1	1

HarborView Mortgage Loan Trust
0.315% due 12/19/2036 •	1,194	1,117
0.490% due 02/19/2046 •	306	309

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.550% due 05/19/2035 •	$157	$152
0.590% due 06/19/2035 •	7,994	7,987
0.590% due 03/19/2036 ^•	207	206
0.810% due 01/19/2035 •	19	18
2.307% due 06/19/2045 ^•	251	148
2.418% due 11/19/2034 ~	8	8
2.732% due 12/19/2035 ^~	9	8
3.273% due 08/19/2034 ~	100	100

Hilton USA Trust
2.828% due 11/05/2035	6,500	6,515
3.719% due 11/05/2038	1,000	1,078

Impac CMB Trust
1.009% due 10/25/2033 •	7	7

Impac Secured Assets Trust
0.459% due 05/25/2036 •	32	33
0.539% due 08/25/2036 •	42	43

IndyMac Adjustable Rate Mortgage Trust
1.762% due 01/25/2032 ~	3	3

IndyMac Mortgage Loan Trust
0.299% due 09/25/2046 •	497	467
0.339% due 07/25/2046 •	11,187	11,227
0.349% due 07/25/2036 •	14,561	13,880
0.409% due 06/25/2037 ^•	127	70
0.589% due 04/25/2035 •	122	110
0.669% due 03/25/2035 •	36	35
0.749% due 02/25/2035 •	1,006	976
0.749% due 07/25/2045 •	38	34
0.909% due 11/25/2034 •	3,201	3,089
1.329% due 09/25/2034 •	96	92
2.969% due 06/25/2034 ~	1,892	1,825
3.150% due 06/25/2036 ~	1,980	1,615
3.183% due 06/25/2036 ~	932	986
3.187% due 02/25/2036 ~	4,981	4,718

InTown Hotel Portfolio Trust
1.056% due 01/15/2033 •	4,900	4,906
1.406% due 01/15/2033 •	8,350	8,347
1.606% due 01/15/2033 •	2,900	2,892
2.406% due 01/15/2033 •	8,100	8,080

JP Morgan Alternative Loan Trust
0.389% due 06/25/2037 •	39,486	21,251
0.589% due 07/25/2036 •	23,061	21,776
0.589% due 11/25/2036 •	5,903	5,515
0.628% due 06/27/2037 •	1,924	1,582
2.771% due 10/25/2036 ~	5,257	5,299
10.863% due 06/27/2037 ~	13,949	9,083

JP Morgan Chase Commercial Mortgage Securities Trust
0.956% due 10/15/2032 •	5,168	5,119
1.056% due 02/15/2035 •	5,000	5,004
1.206% due 10/15/2032 •	5,500	5,449
1.506% due 10/15/2032 •	3,600	3,506
1.556% due 12/15/2031 •	1,413	1,401
2.246% due 10/15/2032 •	5,540	5,337
2.287% due 03/05/2042	18,200	18,420
2.713% due 08/15/2049	11,200	11,747
3.648% due 12/15/2049 ~	300	329
4.549% due 07/05/2033	23,151	24,472

JP Morgan Mortgage Trust
2.635% due 10/25/2035 ^~	43	37
2.875% due 07/25/2035 ~	636	637
3.035% due 06/25/2035 ~	79	71
3.371% due 10/25/2035 ~	93	90
5.000% due 07/25/2036	349	276

JPMDB Commercial Mortgage Securities Trust
3.057% due 11/13/2052	1,000	1,058

JPMorgan Mortgage Trust
2.943% due 04/25/2035 ~	27	29

LB-UBS Commercial Mortgage Trust
6.273% due 04/15/2041 ~	2,678	2,689

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ	2,662	2,665

Lehman Mortgage Trust
5.500% due 02/25/2036 ^	265	212

Lehman XS Trust
0.569% due 04/25/2046 ^•	513	532

Manhattan West Mortgage Trust
2.130% due 09/10/2039	3,400	3,421

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
0.439% due 12/25/2034 •	$326	$324
1.209% due 09/25/2037 •	3,500	1,690
2.125% due 12/25/2033 ~	4	4
2.849% due 07/25/2035 ~	11,424	8,122

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.806% due 11/15/2031 •	49	50

Merrill Lynch Mortgage Investors Trust
0.729% due 08/25/2028 •	6	6
0.749% due 10/25/2028 •	59	59
0.829% due 08/25/2035 •	12,000	11,707
0.849% due 03/25/2028 •	9	8
2.055% due 04/25/2035 ~	13	13
2.649% due 11/25/2035 •	5,691	5,753
2.831% due 08/25/2033 ~	71	1

MFA Trust
1.947% due 04/25/2065 ~	1,836	1,856

Mill City Mortgage Loan Trust
1.850% due 11/25/2060 ~	8,550	8,449
2.500% due 11/25/2060 ~	5,358	5,227

Morgan Stanley Capital Trust
1.106% due 05/15/2036 •	5,347	5,288
3.005% due 07/15/2052	8,000	8,270

Morgan Stanley Mortgage Loan Trust
0.369% due 03/25/2036 •	1,509	1,164
2.613% due 10/25/2034 ~	40	42

Morgan Stanley Resecuritization Trust
0.278% due 06/26/2047 •	15,846	14,776

Motel 6 Trust
2.256% due 08/15/2034 •	1,214	1,217

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	461	471

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	35,379	36,932
3.500% due 12/25/2057 ~	813	852
4.500% due 05/25/2058 ~	725	787

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.754% due 10/25/2034 þ	6,871	7,112

One New York Plaza Trust
1.056% due 01/15/2026 •	9,700	9,776

Pretium Mortgage Credit Partners LLC
2.240% due 09/27/2060 «þ	1,700	1,699

RBS Acceptance, Inc.
3.449% due 06/25/2024 ~	5	5

Ready Captial Mortgage Financing LLC
1.109% due 03/25/2034 •	8,942	8,886

Residential Accredit Loans, Inc. Trust
0.319% due 06/25/2037 •	176	171
0.469% due 11/25/2036 •	9,522	7,094
0.489% due 04/25/2046 •	844	783
0.509% due 10/25/2046 •	12,578	12,300
1.272% due 10/25/2037 ~	1,199	1,155
3.234% due 09/25/2034 ~	5	5
6.000% due 12/25/2035	4,690	4,687
6.500% due 10/25/2036 ^	1,917	1,901

Residential Asset Securitization Trust
0.559% due 02/25/2034 •	24	22
0.559% due 04/25/2035 ^•	661	414
6.250% due 08/25/2036	2,095	1,750
6.500% due 04/25/2037 ^	4,329	1,883

Residential Funding Mortgage Securities, Inc. Trust
3.261% due 06/25/2035 ~	48	48
3.330% due 09/25/2035 ~	7,201	5,681
4.661% due 02/25/2036 ^~	55	49

RESIMAC Bastille Trust
1.033% due 09/05/2057 •	1,551	1,556

RiverView HECM Trust
0.580% due 05/25/2047 •	15,582	14,383

SACO, Inc.
7.000% due 08/25/2036	4	4

Sequoia Mortgage Trust
0.571% due 02/20/2035 •	72	71
0.731% due 11/20/2034 •	28	28
0.778% due 05/20/2034 •	319	329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.810% due 10/19/2026 •	$34	$34
0.836% due 02/20/2034 •	127	117
0.871% due 10/20/2027 •	5	5
0.911% due 10/20/2027 •	14	14
1.471% due 10/20/2027 •	238	238
1.675% due 06/20/2034 ~	66	66
1.765% due 09/20/2032 ~	25	25
1.788% due 08/20/2034 ~	71	74
2.206% due 01/20/2047 ^~	526	405

SG Commercial Mortgage Securities Trust
2.895% due 10/10/2048	3,000	3,159

Structured Adjustable Rate Mortgage Loan Trust
0.844% due 06/25/2034 •	340	328
1.659% due 01/25/2035 ^•	450	421
1.659% due 05/25/2035 ^•	531	454
2.455% due 04/25/2034 ~	39	40
2.578% due 02/25/2034 ~	51	51
3.150% due 02/25/2036 ^~	150	136

Structured Asset Mortgage Investments Trust
0.299% due 09/25/2047 •	1,544	1,480
0.409% due 02/25/2037 •	1,264	1,228
0.649% due 08/25/2035 •	3,652	3,906
0.669% due 02/25/2036 ^•	231	222
0.710% due 07/19/2034 •	507	498
0.729% due 12/25/2035 ^•	2,671	2,582
0.810% due 03/19/2034 •	150	149
0.950% due 10/19/2033 •	56	55

Structured Asset Mortgage Investments, Inc.
6.750% due 05/02/2030 ~	66	3

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	1,201	858

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.994% due 07/25/2032 ~	2	2

Tharaldson Hotel Portfolio Trust
1.004% due 11/11/2034 •	11,341	11,342
1.354% due 11/11/2034 •	21,467	21,454
1.604% due 11/11/2034 •	10,693	10,671
2.254% due 11/11/2034 •	17,903	17,462

Thornburg Mortgage Securities Trust
2.293% due 09/25/2037 ~	5,714	5,923

UBS Commercial Mortgage Trust
0.956% due 02/15/2032 •	18,415	18,336
4.241% due 06/15/2051 ~	4,570	5,137

Verus Securitization Trust
0.820% due 10/25/2063 ~	6,962	6,966
1.057% due 10/25/2063 ~	188	188
1.262% due 10/25/2063 ~	282	283

VMC Finance LLC
1.208% due 09/15/2036 •	868	868

Wachovia Bank Commercial Mortgage Trust
0.946% due 10/15/2041 ~(a)	80	0

Wachovia Mortgage Loan Trust LLC
2.502% due 10/20/2035 ~	197	149

WaMu Mortgage Pass-Through Certificates Trust
0.479% due 05/25/2034 •	22,813	20,071
0.629% due 11/25/2045 •	2,538	2,502
0.649% due 12/25/2045 •	2,534	2,578
0.689% due 07/25/2045 •	233	230
0.849% due 11/25/2034 •	146	149
0.889% due 10/25/2044 •	369	364
0.949% due 06/25/2044 •	1,900	1,877
1.099% due 11/25/2046 •	14,500	13,616
1.109% due 07/25/2044 •	21	21
1.259% due 08/25/2046 •	8,152	7,884
1.659% due 06/25/2042 •	124	123
1.659% due 08/25/2042 •	1,327	1,305
1.746% due 11/25/2041 ~	3	3
1.957% due 08/25/2046 •	4,315	4,229
2.325% due 03/25/2033 ~	103	104
2.565% due 01/25/2033 ~	1,422	1,451
2.951% due 08/25/2033 ~	8	8
3.544% due 06/25/2034 ~	39	40

WaMu Mortgage-Backed Pass-Through Certificates
2.430% due 12/19/2039 ~	176	170

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	45

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
0.759% due 10/25/2035 •	$509	$458
1.089% due 11/25/2046 •	10,750	9,831
2.573% due 12/25/2032 ~	132	136
3.161% due 11/25/2030 ~	20	20
5.750% due 03/25/2033	68	71

Wells Fargo Commercial Mortgage Trust
0.956% due 12/13/2031 •	21,320	20,994
1.206% due 12/13/2031 •	17,700	17,134
1.951% due 12/13/2031 •	1,242	1,165

Wells Fargo Mortgage Loan Trust
3.177% due 09/27/2036 ~	1,209	1,182

Wells Fargo Mortgage-Backed Securities Trust
2.810% due 12/25/2036 ^~	86	86

Total Non-Agency Mortgage-Backed Securities (Cost $1,232,763)		1,255,972

ASSET-BACKED SECURITIES 58.9%

ABFS Mortgage Loan Trust
3.792% due 07/15/2033 þ	741	595

Accredited Mortgage Loan Trust
0.369% due 09/25/2036 •	252	248
1.189% due 04/25/2035 •	1,570	1,570

ACE Securities Corp. Home Equity Loan Trust
0.549% due 01/25/2037 •	22,502	7,998
0.549% due 05/25/2037 •	27,149	7,009
0.809% due 07/25/2034 •	51	51
1.159% due 12/25/2033 •	334	334

AFC Home Equity Loan Trust
0.718% due 06/25/2028 •	213	210
0.779% due 04/25/2028 •	11	11

Affirm Asset Securitization Trust
0.880% due 08/15/2025	33,600	33,646

American Credit Acceptance Receivables Trust
3.500% due 04/14/2025	8,920	9,042

American Home Mortgage Investment Trust
0.289% due 08/25/2035 •	6	4

American Money Management Corp. CLO Ltd.
1.167% due 04/14/2029 •	4,800	4,805

AmeriCredit Automobile Receivables Trust
0.600% due 12/18/2023	1,035	1,037

Ameriquest Mortgage Securities Trust
0.269% due 10/25/2036 •	10,823	4,698
0.349% due 10/25/2036 •	3,591	1,572

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.979% due 10/25/2035 •	14,780	14,656
1.024% due 01/25/2035 •	793	793
1.159% due 11/25/2034 •	7,513	7,518
1.219% due 03/25/2035 •	6,305	6,317
2.059% due 06/25/2034 •	2,723	2,706

Amortizing Residential Collateral Trust
1.109% due 10/25/2034 •	2,586	2,583

AMSR Trust
1.632% due 07/17/2037	47,000	47,453
2.033% due 07/17/2037	11,000	11,063

Arbor Realty Commercial Real Estate Notes Ltd.
1.256% due 05/15/2037 •	2,900	2,903

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.789% due 11/25/2035 •	128	128
0.844% due 10/25/2035 •	967	966
0.874% due 10/25/2035 •	37,500	36,421
1.159% due 11/25/2034 •	756	759
1.234% due 05/25/2034 •	1,231	1,167

Arivo Acceptance Auto Loan Receivables Trust
1.190% due 01/15/2027	12,442	12,496

Asset-Backed Funding Certificates Trust
0.389% due 11/25/2036 •	10,314	7,735
0.789% due 04/25/2033 •	571	542
1.129% due 03/25/2032 •	356	356

Asset-Backed Securities Corp. Home Equity Loan Trust
0.626% due 06/15/2031 •	111	107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.814% due 11/25/2035 •	$35,805	$35,636
1.054% due 09/25/2034 •	272	273
1.456% due 04/15/2033 •	34	35

Atlas Senior Loan Fund Ltd.
1.523% due 01/16/2030 •	2,000	2,001

Bear Stearns Asset-Backed Securities Trust
0.269% due 08/25/2036 •	564	542
0.359% due 07/25/2036 •	17,376	15,388
0.409% due 07/25/2036 •	4,857	4,849
0.500% due 09/25/2034 •	55	53
0.659% due 10/25/2036 •	4,128	3,708
0.769% due 10/25/2032 •	15	15
0.799% due 12/25/2035 •	6,137	6,102
0.844% due 09/25/2035 •	464	463
0.909% due 10/27/2032 •	16	15
1.009% due 12/25/2033 •	295	289
1.069% due 04/25/2035 •	574	575
1.109% due 10/25/2037 •	5,397	4,907
1.109% due 11/25/2042 •	101	99
1.159% due 11/25/2035 ^•	1,167	1,146
1.289% due 06/25/2043 •	442	439
1.309% due 10/25/2032 •	49	49
1.359% due 08/25/2037 •	3,239	3,257
1.609% due 11/25/2042 •	62	61
1.759% due 11/25/2042 •	423	440
2.224% due 03/25/2035 •	3,000	2,938
3.086% due 07/25/2036 ~	329	327
5.500% due 01/25/2034 þ	27	27
5.500% due 06/25/2034 þ	317	324
5.500% due 12/25/2035	69	58
5.750% due 10/25/2033 þ	213	223

Benefit Street Partners CLO Ltd.
1.474% due 07/20/2029 •	998	999

BlueMountain CLO Ltd.
1.153% due 07/18/2027 •	1,018	1,018

BNC Mortgage Loan Trust
0.319% due 07/25/2037 •	42,039	38,888

Carlyle Global Market Strategies CLO Ltd.
1.219% due 07/28/2028 •	1,265	1,266

CarMax Auto Owner Trust
0.490% due 06/15/2023	1,635	1,637

Carrington Mortgage Loan Trust
1.243% due 04/17/2031 •	48,800	48,955

Carvana Auto Receivables Trust
2.510% due 04/15/2024	18,000	18,271

Catamaran CLO Ltd.
1.313% due 01/18/2029 •	11,400	11,411

CDC Mortgage Capital Trust
0.729% due 01/25/2033 •	9	9
1.159% due 01/25/2033 •	145	146

Centex Home Equity Loan Trust
0.829% due 06/25/2034 •	354	348
1.144% due 09/25/2034 •	88	88
5.660% due 09/25/2034 þ	666	694

Chase Funding Trust
0.689% due 11/25/2034 •	2	2
1.009% due 05/25/2033 •	3,625	3,533
4.537% due 09/25/2032	1	1

Chesapeake Funding LLC
0.756% due 08/16/2032 •	1,109	1,115
0.870% due 08/16/2032	1,109	1,115
1.950% due 09/15/2031	12,037	12,208
2.940% due 04/15/2031	14,820	15,013

CIT Group Home Equity Loan Trust
1.084% due 12/25/2031 •	177	176

Citigroup Mortgage Loan Trust
0.189% due 01/25/2037 •	145	121
0.249% due 01/25/2037 •	16,773	15,518
0.269% due 09/25/2036 •	12,808	11,751
0.559% due 11/25/2045 •	1,932	1,925
0.629% due 03/25/2036 •	6,376	6,175

Citigroup Mortgage Loan Trust, Inc.
0.379% due 06/25/2037 •	8,198	7,539
1.054% due 08/25/2035 •	449	450
6.050% due 08/25/2035 þ	329	329
6.129% due 08/25/2035 þ	1,829	1,823

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

College Avenue Student Loans LLC
0.000% due 07/25/2051 •	$10,200	$10,257
1.309% due 12/26/2047 •	6,245	6,294
1.600% due 07/25/2051	17,100	16,929
3.280% due 12/28/2048	15,368	15,860
4.130% due 12/26/2047	8,521	8,984

Conseco Finance Corp.
6.220% due 03/01/2030	87	87
6.760% due 03/01/2030 ~	7	8
6.870% due 04/01/2030 ~	2	2

Conseco Finance Securitizations Corp.
8.260% due 12/01/2030 ~	23,164	9,142

CoreVest American Finance Trust
1.358% due 08/15/2053	20,107	19,852

Countrywide Asset-Backed Certificates
0.249% due 06/25/2035 •	7,664	7,233
0.259% due 01/25/2037 •	15,557	15,417
0.299% due 11/25/2037 •	369	366
0.329% due 06/25/2047 ^•	18,740	17,894
0.359% due 01/25/2037 •	7,290	7,165
0.479% due 04/25/2036 •	287	287
0.649% due 09/25/2036 •	2,316	2,311
0.799% due 04/25/2036 •	6,475	6,323
0.979% due 04/25/2034 •	505	505
1.009% due 05/25/2032 •	166	163
1.069% due 12/25/2035 •	9,500	9,290
1.109% due 09/25/2032 •	181	178
1.159% due 08/25/2035 •	699	700

Countrywide Asset-Backed Certificates Trust
0.249% due 03/25/2047 •	3,059	3,028
0.259% due 09/25/2046 •	14,502	14,317
0.359% due 04/25/2046 ^•	11,031	10,756
0.589% due 05/25/2036 •	50,400	48,863
0.849% due 08/25/2047 •	981	964
0.904% due 02/25/2036 •	3,236	3,231
1.204% due 04/25/2036 ^•	5,500	5,362
5.125% due 12/25/2034 ~	3,285	3,348
6.047% due 05/25/2036 ^þ	311	305

Countrywide Asset-Backed Certificates Trust, Inc.
0.849% due 12/25/2034 •	19	19
0.889% due 11/25/2034 •	396	394
1.084% due 10/25/2034 •	1,664	1,646

Credit Acceptance Auto Loan Trust
1.370% due 07/16/2029	8,400	8,497
1.930% due 09/17/2029	5,200	5,306
3.600% due 04/15/2027	2,326	2,333

Credit Suisse ABS Trust
2.610% due 10/15/2026	13,146	13,157

Credit Suisse First Boston Mortgage Securities Corp.
0.729% due 01/25/2032 •	8	8
0.969% due 05/25/2044 •	15	15

Credit-Based Asset Servicing & Securitization LLC
0.409% due 05/25/2036 •	6,249	5,127
6.780% due 05/25/2035 þ	288	291

CWHEQ Revolving Home Equity Loan Trust
0.296% due 04/15/2032 •	1,186	1,177

DRB Prime Student Loan Trust
1.809% (US0001M + 1.700%) due 01/25/2040 ~	2,602	2,607

Drive Auto Receivables Trust
0.830% due 05/15/2024	11,800	11,844

Dryden Senior Loan Fund
1.141% due 10/15/2027 •	32,895	32,907
1.261% due 04/15/2029 •	1,200	1,202

Earnest Student Loan Program LLC
2.680% due 07/25/2035	515	515

ECMC Group Student Loan Trust
1.109% due 01/27/2070 •	13,255	13,427
1.259% due 11/25/2069 •	9,549	9,661

EMC Mortgage Loan Trust
1.618% due 08/25/2040 •	216	217

Encore Credit Receivables Trust
0.799% due 07/25/2035 •	421	414
1.039% due 11/25/2035 •	10,000	9,957

Enterprise Fleet Financing LLC
1.780% due 12/22/2025	14,131	14,331

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EquiFirst Mortgage Loan Trust
4.250% due 09/25/2033 þ	$178	$185

Equity One Mortgage Pass-Through Trust
0.789% due 07/25/2034 •	4	4

Exeter Automobile Receivables Trust
3.530% due 11/15/2023	7,600	7,774

First Franklin Mortgage Loan Trust
0.228% due 12/25/2037 •	63,658	61,007
0.229% due 11/25/2036 •	32,899	30,968
0.429% due 06/25/2036 •	17,601	17,098
0.784% due 11/25/2035 •	1,900	1,868
0.829% due 12/25/2035 •	737	737
1.984% due 07/25/2034 •	2,410	2,459

First NLC Trust
0.249% due 08/25/2037 •	31,657	20,461
0.389% due 08/25/2037 •	1,729	1,137

FirstKey Homes Trust
1.339% due 09/17/2025	3,100	3,096

Flagship Credit Auto Trust
0.700% due 04/15/2025	881	882

Ford Credit Auto Owner Trust
3.190% due 07/15/2031	7,735	8,346

FREED ABS Trust
2.400% due 09/20/2027	1,933	1,941

Fremont Home Loan Trust
0.244% due 10/25/2036 •	42,648	39,184
0.249% due 01/25/2037 •	10,067	6,698
0.964% due 07/25/2034 •	4,765	4,668

GLS Auto Receivables Issuer Trust
0.520% due 02/15/2024	998	999
2.580% due 07/17/2023	3,286	3,310
2.720% due 06/17/2024	7,600	7,761
3.060% due 04/17/2023	509	511

GMF Floorplan Owner Revolving Trust
2.700% due 04/15/2024	10,600	10,860

GoldentTree Loan Management U.S. CLO Ltd.
1.564% due 01/20/2033 •	2,800	2,810

Greystone Commercial Real Estate Notes Ltd.
1.286% due 09/15/2037 •	1,600	1,602

GSAMP Trust
0.249% due 12/25/2036 •	953	618
0.409% due 10/25/2036 ^•	5,170	180
0.844% due 09/25/2035 ^•	13,311	13,309
0.934% due 03/25/2034 •	744	737
1.084% due 08/25/2033 •	5	5

Gulf Stream Meridian Ltd.
1.641% due 10/15/2029 •	1,000	1,001

HERA Commercial Mortgage Ltd.
1.170% due 02/18/2038 •	5,200	5,204

Home Equity Asset Trust
0.709% due 11/25/2032 •	1	1
0.904% due 07/25/2034 •	222	221
1.009% due 12/25/2035 •	13,400	13,260
1.024% due 03/25/2035 •	6,691	6,701
1.029% due 02/25/2033 •	1	1

Home Equity Loan Trust
0.299% due 04/25/2037 •	4,508	4,268

Home Equity Mortgage Loan Asset-Backed Trust
0.269% due 07/25/2037 •	100	69
0.509% due 03/25/2036 •	2,788	2,779

Home Equity Mortgage Trust
5.800% due 05/25/2036 ^þ	44	43

HSI Asset Loan Obligation Trust
0.169% due 12/25/2036 •	11	4

HSI Asset Securitization Corp. Trust
0.469% due 12/25/2035 •	6,442	6,392

ICG U.S. CLO Ltd.
1.622% due 10/22/2031 •	2,500	2,507

IMC Home Equity Loan Trust
7.310% due 11/20/2028	12	12

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
2.134% due 07/25/2034 •	402	405

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IXIS Real Estate Capital Trust
0.209% due 01/25/2037 •	$12,525	$6,099
0.339% due 01/25/2037 •	45,754	23,228

Jamestown CLO Ltd.
1.443% due 01/17/2027 •	1,681	1,683
1.581% due 04/15/2033 •	1,000	1,002

JP Morgan Mortgage Acquisition Corp.
0.739% due 05/25/2035 •	21,779	21,094
1.084% due 12/25/2035 •	5,000	4,795

JP Morgan Mortgage Acquisition Trust
0.189% due 08/25/2036 •	2	1
0.219% due 08/25/2036 •	772	608

KKR CLO Ltd.
1.496% due 07/18/2030 •	1,000	1,001
1.511% due 07/15/2030 •	6,068	6,076

LA Arena Funding LLC
7.656% due 12/15/2026	213	213

Lehman XS Trust
0.569% due 03/25/2036 •	11,449	11,108
0.589% due 03/25/2037 •	16,968	16,680

LoanCore Issuer Ltd.
1.236% due 05/15/2036 •	2,900	2,901

Long Beach Mortgage Loan Trust
0.269% due 11/25/2036 •	3,255	1,427
0.409% due 05/25/2036 •	16,939	11,658
0.469% due 05/25/2046 •	19,820	9,024
0.729% due 08/25/2033 •	304	299
0.964% due 07/25/2034 •	140	139
1.159% due 10/25/2034 •	57	56
1.159% due 06/25/2035 •	150	150
1.534% due 03/25/2032 •	105	105

Marathon CLO Ltd.
1.342% due 04/15/2029 •	7,400	7,414

Massachusetts Educational Financing Authority
1.168% due 04/25/2038 •	309	309

MASTR Asset-Backed Securities Trust
0.369% due 08/25/2036 •	14,006	9,374
0.859% due 12/25/2034 ^•	408	401
0.934% due 10/25/2034 •	700	693

MASTR Specialized Loan Trust
0.959% due 05/25/2037 •	297	62

Merrill Lynch First Franklin Mortgage Loan Trust
1.609% due 10/25/2037 •	207	209

Merrill Lynch Mortgage Investors Trust
0.229% due 10/25/2037 ^•	310	135
0.269% due 09/25/2037 •	97	57
0.289% due 06/25/2037 •	712	273

MF1 Ltd.
1.806% due 11/15/2035 •	3,500	3,525

MFA Trust
2.363% due 03/25/2060 þ	3,400	3,402

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	1,011	1,075

MKS CLO Ltd.
1.224% due 07/20/2030 •	4,400	4,396

Morgan Stanley ABS Capital, Inc. Trust
0.169% due 05/25/2037 •	108	98
0.209% due 11/25/2036 •	9,311	5,968
0.239% due 01/25/2037 •	63,307	35,132
0.409% due 06/25/2036 •	646	586
0.449% due 03/25/2037 •	23,549	13,364
0.589% due 06/25/2036 •	8,097	7,427
0.604% due 03/25/2036 •	19,034	16,228
0.769% due 11/25/2035 •	2,300	2,252
2.109% due 07/25/2037 ^•	275	278
2.509% due 08/25/2034 •	99	99

Morgan Stanley Capital, Inc. Trust
0.649% due 03/25/2036 •	7,439	6,724
0.664% due 01/25/2036 •	6,132	5,242

Morgan Stanley Dean Witter Capital, Inc. Trust
1.459% due 02/25/2033 •	60	60
2.584% due 01/25/2032 •	148	159

Morgan Stanley Mortgage Loan Trust
0.429% due 11/25/2036 •	639	149
0.629% due 10/25/2036 •	1,463	665

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain View CLO LLC
1.313% due 10/16/2029 •	$1,000	$1,000

Mountain View CLO Ltd.
1.731% due 04/15/2029 •	5,300	5,307

Nassau Ltd.
2.374% due 07/20/2029 •	1,000	1,004

Navient Private Education Loan Trust
1.106% due 04/15/2069 •	3,358	3,374
1.330% due 04/15/2069	933	924
2.650% due 12/15/2028	2,185	2,241
2.740% due 02/15/2029	523	534
3.910% due 12/15/2045	4,593	4,866

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	4,452	4,485
1.690% due 05/15/2069	2,264	2,303

Navient Student Loan Trust
0.489% due 03/25/2067 •	14,293	14,290
1.159% due 12/27/2066 •	10,004	10,144

Nelnet Student Loan Trust
0.909% due 09/25/2065 •	17,195	17,177
1.009% due 06/27/2067 •	35,368	35,503

New Century Home Equity Loan Trust
0.289% due 05/25/2036 •	195	190
0.559% due 02/25/2036 •	8,978	8,713

Newcastle Mortgage Securities Trust
0.694% due 03/25/2036 •	15,853	15,745

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.729% due 01/25/2036 •	35	128

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.439% due 03/25/2036 •	7,620	7,300

North Carolina State Education Assistance Authority
1.018% due 07/25/2036 •	4,400	4,399

NovaStar Mortgage Funding Trust
0.209% due 03/25/2037 •	12	6
0.844% due 01/25/2036 •	15,000	14,459
0.889% due 05/25/2033 •	1	1

Oaktree CLO
1.484% due 05/13/2029 •	9,735	9,749

Ocean Trails CLO
0.987% due 07/15/2028 •(b)	5,800	5,800

OCP CLO Ltd.
1.035% due 10/26/2027 •	4,197	4,201

OHA Credit Funding Ltd.
1.544% due 07/20/2032 •	1,000	1,002

OneMain Financial Issuance Trust
3.300% due 03/14/2029	965	969

Option One Mortgage Loan Trust
0.889% due 02/25/2035 •	604	602
0.904% due 05/25/2034 •	14	14

Option One Mortgage Loan Trust Asset-Backed Certificates
0.611% due 08/20/2030 •	2	2

OZLM Funding Ltd.
1.088% due 07/22/2029 •	5,700	5,700

OZLM Ltd.
1.214% due 05/16/2030 •	8,900	8,900
1.711% due 04/15/2032 •	45,000	45,031

Palmer Square Loan Funding Ltd.
0.982% due 02/20/2028 •	1,569	1,569
1.032% due 08/20/2027 •	1,344	1,344
1.074% due 01/20/2027 •	753	753
1.118% due 10/24/2027 •	4,900	4,902

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.844% due 03/25/2035 •	187	189
1.084% due 10/25/2034 •	81	82
1.159% due 10/25/2034 •	11,119	11,117

Popular ABS Mortgage Pass-Through Trust
3.480% due 01/25/2036 ^þ	208	195

RAAC Trust
0.509% due 06/25/2047 •	46	46
0.619% due 02/25/2036 •	2,992	2,978
1.309% due 09/25/2047 •	1,812	1,820
3.859% due 12/25/2035 •	1,447	1,484

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	47

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Race Point CLO Ltd.
1.451% due 10/15/2030 •	$5,943	$5,946

Renaissance Home Equity Loan Trust
1.209% due 09/25/2037 •	649	333
1.309% due 08/25/2032 •	763	764
1.349% due 03/25/2033 •	12	12
4.934% due 08/25/2035 þ	60	62

Residential Asset Mortgage Products Trust
0.649% due 02/25/2036 •	13,559	13,037
0.709% due 02/25/2036 •	4,915	4,870
0.709% due 05/25/2036 ^•	17,703	17,001

Residential Asset Securities Corp. Trust
0.259% due 01/25/2037 •	2,023	2,006
0.359% due 04/25/2037 •	4,134	4,120
0.369% due 07/25/2036 •	5,857	5,827
0.379% due 05/25/2037 •	708	707
0.689% due 06/25/2033 •	662	618
0.754% due 03/25/2035 •	714	710
0.754% due 01/25/2036 •	15,400	13,984
0.904% due 01/25/2035 •	17	17
2.029% due 07/25/2035 •	1,645	1,632

RR 10 Ltd.
2.041% due 07/15/2033 •	2,400	2,403

RR 7 Ltd.
1.591% due 01/15/2033 •	6,800	6,827

SACO Trust
0.469% due 05/25/2036 •	272	268
0.629% due 06/25/2036 ^•	42	41

SACO, Inc.
0.859% due 07/25/2035 •	53	49

Salomon Mortgage Loan Trust
1.009% due 11/25/2033 •	184	184

Santander Drive Auto Receivables Trust
0.456% due 05/15/2023 •	434	434
0.620% due 05/15/2023	434	434
0.670% due 04/15/2024	1,000	1,003
2.280% due 09/15/2023	17,536	17,609

Saxon Asset Securities Trust
0.349% due 05/25/2047 •	4,582	3,954
0.419% due 09/25/2037 •	1,453	1,417
0.609% due 03/25/2032 •	80	79
0.649% due 03/25/2035 •	685	660
0.979% due 08/25/2035 •	4,893	4,849
1.859% due 12/25/2037 •	14,070	14,157

Sculptor CLO Ltd.
1.492% due 01/15/2031 •	5,400	5,400

Securitized Asset-Backed Receivables LLC Trust
0.159% due 10/25/2036 ^•	818	376
0.259% due 12/25/2036 •	24,156	17,144

SG Mortgage Securities Trust
0.369% due 07/25/2036 •	56,242	31,864

Shenton Aircraft Investment Ltd.
4.750% due 10/15/2042	9,953	9,895

SLC Student Loan Trust
1.063% due 11/25/2042 •	1,794	1,805
1.084% due 06/15/2021 •	3,892	3,831

SLM Student Loan Trust
0.328% due 01/27/2025 •	1,163	1,162
1.118% due 07/25/2023 •	11,417	11,326
1.384% due 12/15/2033 •	22,368	22,422
1.718% due 04/25/2023 •	14,794	14,891
1.918% due 07/25/2023 •	7,981	8,047

SMB Private Education Loan Trust
0.409% due 09/15/2054 •	1,858	1,858
0.959% due 09/15/2054 •	13,800	13,934
1.506% due 07/15/2027 •	581	585
1.600% due 09/15/2054	32,583	32,826
2.490% due 06/15/2027	3,028	3,060
2.880% due 09/15/2034	2,022	2,109

SoFi Professional Loan Program LLC
2.130% due 11/16/2048	404	405
2.370% due 11/16/2048	38,331	39,173
2.630% due 07/25/2040	19,217	19,533
2.740% due 05/25/2040	13,935	14,185

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	2,866	2,913

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sound Point CLO Ltd.
1.101% due 01/23/2029 •(b)	$1,250	$1,250
1.156% due 07/25/2030 •	23,400	23,400
1.161% due 01/23/2029 •	5,800	5,796
1.274% due 10/20/2028 •	28,700	28,738
1.344% due 01/21/2031 •	7,000	7,005
1.368% due 01/23/2029 •	1,250	1,252
1.641% due 04/15/2032 •	1,000	1,000

Soundview Home Loan Trust
0.189% due 06/25/2037 •	4,583	3,701
0.279% due 07/25/2037 •	39,674	36,922
0.279% due 08/25/2037 •	30,827	28,627
0.359% due 08/25/2037 •	3,000	2,721
1.009% due 10/25/2037 •	86,902	76,679
1.109% due 09/25/2037 •	2,287	1,842
1.409% due 11/25/2033 •	29	29

South Carolina Student Loan Corp.
1.191% due 09/03/2024 •	171	172

SP-Static CLO Ltd.
1.622% due 07/22/2028 •	1,767	1,771

Specialty Underwriting & Residential Finance Trust
0.398% due 06/25/2037 •	12,514	12,009
1.009% due 06/25/2036 •	16,022	15,722
1.309% due 10/25/2035 •	28	28

Springleaf Funding Trust
2.680% due 07/15/2030	16,589	16,638

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	744	748

Steele Creek CLO Ltd.
1.048% due 05/21/2029 •	10,000	10,000

Structured Asset Investment Loan Trust
0.769% due 04/25/2035 •	387	387
0.874% due 08/25/2035 •	1,381	1,366
1.084% due 09/25/2034 •	61	61
1.384% due 12/25/2034 •	813	821
1.534% due 04/25/2034 •	6	6

Structured Asset Securities Corp. Mortgage Loan Trust
0.269% due 01/25/2037 •	9,080	8,918

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.375% due 08/25/2031	26	25

TCW CLO AMR Ltd.
1.168% due 02/15/2029 •	1,400	1,401

TCW CLO Ltd.
1.274% due 10/20/2031 •	1,043	1,043

TICP CLO Ltd.
1.045% due 04/26/2028 •	5,111	5,107

Towd Point Mortgage Trust
1.109% due 10/25/2059 •	913	922
1.636% due 04/25/2060 ~	71,352	71,958
1.809% due 10/25/2059 •	11,615	11,662
2.710% due 01/25/2060 ~	68,963	71,237
2.900% due 10/25/2059 ~	23,363	24,442
3.000% due 11/25/2058 ~	3,674	3,766

Toyota Auto Loan Extended Note Trust
1.350% due 05/25/2033	3,400	3,453

Tricon American Homes
1.499% due 07/17/2038	26,476	26,094
2.049% due 07/17/2038	5,280	5,258
2.249% due 07/17/2038	3,300	3,303

Tricon American Homes Trust
2.716% due 09/17/2034	11,422	11,506
2.916% due 09/17/2034	8,700	8,770
3.215% due 09/17/2034	1,200	1,210

TruPS Financials Note Securitization Ltd.
1.757% due 09/20/2039 •	23,448	22,627

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	173	162

Upstart Securitization Trust
2.684% due 01/21/2030	300	302
2.897% due 09/20/2029	113	114

Utah State Board of Regents
0.868% due 01/25/2057 •	8,759	8,785

Venture CLO Ltd.
1.076% due 10/20/2028 •	7,000	7,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.121% due 07/15/2027 •	$9,898	$9,911
1.166% due 09/07/2030 •	10,900	10,900
1.231% due 07/20/2030 •	9,700	9,688
1.244% due 04/20/2029 •	4,500	4,502
1.324% due 01/20/2029 •	14,300	14,313
1.399% due 07/15/2031 •	2,000	2,001
1.872% due 10/22/2031 •	6,400	6,404

Voya CLO Ltd.
1.188% due 07/23/2027 •	8,460	8,462

Washington Mutual Asset-Backed Certificates Trust
0.169% due 10/25/2036 •	92	48

Wellfleet CLO Ltd.
1.074% due 04/20/2029 •	11,700	11,698

Wells Fargo Home Equity Asset-Backed Securities Trust
0.454% due 01/25/2037 •	7,275	7,008
1.684% due 02/25/2035 •	3,500	3,521

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.054% due 04/25/2034 •	55	54

Westlake Automobile Receivables Trust
0.930% due 02/15/2024	28,797	28,879

Total Asset-Backed Securities (Cost $2,733,352)		2,778,366

SHORT-TERM INSTRUMENTS 0.7%

U.S. TREASURY BILLS 0.4%
0.027% due 04/29/2021 (c)(d)(g)(i)	20,302	20,302

U.S. TREASURY CASH MANAGEMENT BILLS 0.3%
0.022% due 07/06/2021 (c)(d)(g)	11,692	11,692

Total Short-Term Instruments (Cost $31,993)		31,994

Total Investments in Securities (Cost $6,125,290)		6,193,584

	SHARES
INVESTMENTS IN AFFILIATES 6.6%

SHORT-TERM INSTRUMENTS 6.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.6%

PIMCO Short-Term Floating NAV Portfolio III	31,394,663	309,551

Total Short-Term Instruments (Cost $308,935)		309,551

Total Investments in Affiliates (Cost $308,935)		309,551

Total Investments 138.0% (Cost $6,434,225)		$6,503,135

Financial Derivative Instruments (f)(h) 0.1% (Cost or Premiums, net $(15,796))		5,056

Other Assets and Liabilities, net (38.1)%		(1,794,186)

Net Assets 100.0%		$4,714,005

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.2)%
Uniform Mortgage-Backed Security, TBA	2.000%	06/01/2051	$99,700	$(99,469)	$(99,135)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2051	5,600	(5,743)	(5,735)

Total Short Sales (2.2)%				$(105,212)	$(104,870)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	809	$	178,568	$(166)	$0	$(38)
U.S. Treasury 30-Year Bond June Futures	06/2021	488		75,442	(3,043)	0	(214)

					$(3,209)	$0	$(252)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	172	$	(21,225)	$271	$28	$0
U.S. Treasury 10-Year Note June Futures	06/2021	3,215		(420,964)	10,608	804	0

					$10,879	$832	$0

Total Futures Contracts					$7,670	$832	$(252)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	Semi-Annual	12/18/2021	$	4,900	$18	$(85)	$(67)	$0	$0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		37,900	443	(910)	(467)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2023		42,500	434	(2,255)	(1,821)	11	0
Pay(1)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		275,900	(7,394)	(1,252)	(8,646)	0	(310)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		176,400	(6,234)	(12,463)	(18,697)	207	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		105,400	6,095	(9,825)	(3,730)	147	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		13,600	1,178	(1,401)	(223)	19	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		14,800	(25)	(475)	(500)	18	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		11,800	367	(251)	116	14	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	49

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	01/15/2030	$	49,400	$(587)	$129	$(458)	$60	$0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		28,600	(505)	(326)	(831)	34	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		14,100	(13)	(373)	(386)	17	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		320,180	13,563	(1,522)	12,041	398	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		9,102	40	576	616	12	0
Pay(1)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		185,510	(18,243)	(864)	(19,107)	2	(261)
Pay	3-Month USD-LIBOR	1.524	Semi-Annual	01/19/2051		23,500	(187)	(3,487)	(3,674)	0	(81)
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		65,800	13,168	1,301	14,469	178	0

Total Swap Agreements							$2,118	$(33,483)	$(31,365)	$1,118	$(652)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$832	$1,118	$1,950	$0	$(252)	$(652)	$(904)

(g)

Securities with an aggregate market value of $18,302 and cash of $13,934 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.575%	04/26/2021	10,200	$ (30)	$(15)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.915	04/26/2021	10,200	(30)	(50)

							$ (60)	$(65)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	4,000	$(13)	$(83)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	2,500	(16)	(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	4,500	(23)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	2,500	(11)	(14)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	500	(2)	(2)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	1,000	(4)	(25)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.828	04/07/2021	1,000	(5)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	103.250	04/07/2021	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	2,500	(11)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	8,000	(48)	(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	2,500	(14)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	2,500	(15)	(17)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	500	(2)	(2)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	900	(3)	(3)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	500	(2)	(2)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	3,000	(18)	(19)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	2,700	(7)	(27)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	3,500	(9)	(40)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	1,500	(5)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	1,500	(5)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	1,000	(2)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	1,500	(3)	0

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$102.078	04/07/2021	1,500	$(4)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	2,000	(8)	(52)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	103.375	04/07/2021	2,000	(5)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	103.484	04/07/2021	1,000	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	900	(6)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	1,500	(9)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	2,800	(17)	(19)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	1,800	(10)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	2,500	(14)	(22)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	900	(5)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	5,000	(35)	(68)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	1,500	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	900	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	1,500	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	1,800	(6)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.250	05/06/2021	2,500	(8)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	3,000	(19)	(24)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	3,000	(16)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	2,500	(11)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	1,000	(5)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	1,000	(4)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	1,000	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	500	(2)	(2)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	1,000	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	4,600	(12)	(64)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	102.016	04/07/2021	1,800	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	2,800	(11)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	1,800	(6)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.828	04/07/2021	1,800	(6)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	2,800	(7)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	900	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	1,800	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	1,800	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	1,000	(2)	(22)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	104.000	04/07/2021	1,000	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	6,400	(25)	(32)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.391	05/06/2021	1,800	(9)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	1,500	(5)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	1,500	(12)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	900	(5)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.375	06/07/2021	1,500	(9)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.180	05/06/2021	1,000	(3)	(3)

					$(557)	$(811)

Total Written Options					$(617)	$(876)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(2)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BRC	Specialty Underwriting & Residential Finance Trust 4.354% due 02/25/2035	(1.240)%	Monthly	02/25/2035	$ 2	$0	$0	$0	$0

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(3)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$ 78	$0	$14	$14	$0
GST	Structured Asset Investment Loan Trust 4.354% due 11/25/2034	1.950	Monthly	11/25/2034	0	0	0	0	0

						$0	$14	$14	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	51

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	14,411	$(3,305)	$2,850	$0	$(455)

DUB	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046		122	(49)	20	0	(29)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		30,000	(286)	551	265	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		24,337	(557)	664	107	0

FBF	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037		1,424	(1,208)	973	0	(235)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		4,000	(28)	55	27	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		105,850	(2,203)	3,222	1,019	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		33,800	0	146	146	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		180	1	0	1	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		1,650	(71)	86	15	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		81,789	(5,070)	5,868	798	0

JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,900	(73)	110	37	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		22,535	(488)	587	99	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		71,400	(3,276)	3,918	642	0

MYC	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		13,500	(38)	130	92	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		5,048	(109)	131	22	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		3,077	(107)	130	23	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		61,500	(588)	1,180	592	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		55,100	197	291	488	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		131,000	(339)	1,233	894	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		75,000	300	24	324	0

							$(17,297)	$22,169	$5,591	$(719)

Total Swap Agreements							$(17,297)	$22,183	$5,605	$(719)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$14	$14	$0	$0	$(455)	$(455)	$(441)	$698	$257
BPS	0	0	0	0	0	(65)	0	(65)	(65)	0	(65)
BRC	0	0	0	0	0	0	0	0	0	(200)	(200)
DUB	0	0	372	372	0	0	(29)	(29)	343	(420)	(77)
FAR	0	0	0	0	0	(132)	0	(132)	(132)	107	(25)
FBF	0	0	27	27	0	0	(235)	(235)	(208)	131	(77)
GSC	0	0	0	0	0	(122)	0	(122)	(122)	0	(122)
GST	0	0	1,979	1,979	0	0	0	0	1,979	(1,960)	19
JPM	0	0	0	0	0	(383)	0	(383)	(383)	269	(114)
JPS	0	0	778	778	0	0	0	0	778	(957)	(179)
MYC	0	0	137	137	0	0	0	0	137	(306)	(169)
SAL	0	0	2,298	2,298	0	(174)	0	(174)	2,124	(1,680)	444

Total Over the Counter	$0	$0	$5,605	$5,605	$0	$(876)	$(719)	$(1,595)

(i)

Securities with an aggregate market value of $1,205 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$832	$832
Swap Agreements	0	0	0	0	1,118	1,118

	$0	$0	$0	$0	$1,950	$1,950

Over the counter
Swap Agreements	$0	$5,605	$0	$0	$0	$5,605

	$0	$5,605	$0	$0	$1,950	$7,555

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$252	$252
Swap Agreements	0	0	0	0	652	652

	$0	$0	$0	$0	$904	$904

Over the counter
Written Options	$0	$0	$0	$0	$876	$876
Swap Agreements	0	719	0	0	0	719

	$0	$719	$0	$0	$876	$1,595

	$0	$719	$0	$0	$1,780	$2,499

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$306	$306
Futures	0	0	0	0	8,543	8,543
Swap Agreements	0	0	0	0	(9,546)	(9,546)

	$0	$0	$0	$0	$(697)	$(697)

Over the counter
Written Options	$0	$0	$0	$0	$4,991	$4,991
Swap Agreements	0	7,158	0	0	15	7,173

	$0	$7,158	$0	$0	$5,006	$12,164

	$0	$7,158	$0	$0	$4,309	$11,467

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8,340	$8,340
Swap Agreements	0	0	0	0	51,789	51,789

	$0	$0	$0	$0	$60,129	$60,129

Over the counter
Written Options	$0	$0	$0	$0	$(258)	$(258)
Swap Agreements	0	10,570	0	0	0	10,570

	$0	$10,570	$0	$0	$(258)	$10,312

	$0	$10,570	$0	$0	$59,871	$70,441

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	53

Schedule of Investments	PIMCO ABS and Short-Term Investments Portfolio	(Cont.)	March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$23,597	$0	$23,597
Industrials	0	5,386	0	5,386
Municipal Bonds & Notes
Texas	0	358	0	358
U.S. Government Agencies	0	2,086,806	0	2,086,806
U.S. Treasury Obligations	0	11,105	0	11,105
Non-Agency Mortgage-Backed Securities	0	1,254,273	1,699	1,255,972
Asset-Backed Securities	0	2,778,366	0	2,778,366
Short-Term Instruments
U.S. Treasury Bills	0	20,302	0	20,302
U.S. Treasury Cash Management Bills	0	11,692	0	11,692

	$0	$6,191,885	$1,699	$6,193,584

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$309,551	$0	$0	$309,551

Total Investments	$309,551	$6,191,885	$1,699	$6,503,135

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(104,870)	$0	$(104,870)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	832	1,118	0	1,950
Over the counter	0	5,605	0	5,605

	$832	$6,723	$0	$7,555

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(252)	(652)	0	(904)
Over the counter	0	(1,595)	0	(1,595)

	$(252)	$(2,247)	$0	$(2,499)

Total Financial Derivative Instruments	$580	$4,476	$0	$5,056

Totals	$310,131	$6,091,491	$1,699	$6,403,321

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.5%

ARGENTINA 0.5%

SOVEREIGN ISSUES 0.5%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$6,790	$2,274
1.000% due 07/09/2029		413	149

Autonomous City of Buenos Aires
37.373% (BADLARPP + 3.250%) due 03/29/2024 ~	ARS	3,770	24
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~		6,850	47

Provincia de Buenos Aires
37.855% due 04/12/2025		61,009	358

Total Argentina (Cost $6,971)			2,852

BAHRAIN 0.2%

SOVEREIGN ISSUES 0.2%

Bahrain Government International Bond
6.125% due 07/05/2022		$1,000	1,051

Total Bahrain (Cost $1,029)			1,051

BRAZIL 11.9%

CORPORATE BONDS & NOTES 4.0%

Banco Bradesco S.A.
2.850% due 01/27/2023		$1,400	1,432

Banco BTG Pactual S.A.
4.500% due 01/10/2025		1,400	1,433

Banco do Brasil S.A.
3.875% due 10/10/2022		1,586	1,638

Braskem Netherlands Finance BV
4.500% due 01/10/2028		5,000	5,146

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		5,880	6,402

Caixa Economica Federal
3.500% due 11/07/2022		1,470	1,517

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025		400	403

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		1,200	1,226

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/26/2021 (c)(d)		3,151	22

Petrobras Global Finance BV
5.093% due 01/15/2030		2,000	2,081

			21,300

SOVEREIGN ISSUES 7.9%

Brazil Government International Bond
2.625% due 01/05/2023		200	207
2.875% due 06/06/2025		500	506
4.250% due 01/07/2025		2,300	2,462
6.000% due 04/07/2026		200	230

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2021 (c)	BRL	166,500	28,994
0.000% due 01/01/2022 (c)		59,600	10,238

			42,637

Total Brazil (Cost $64,023)			63,937

CAYMAN ISLANDS 2.0%

CORPORATE BONDS & NOTES 2.0%

KSA Sukuk Ltd.
2.894% due 04/20/2022		$3,612	3,704

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		513	508

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		7,511	2,986

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		$441	$433

QNB Finance Ltd.
3.500% due 03/28/2024		2,800	2,983

Total Cayman Islands (Cost $12,180)			10,614

CHILE 3.2%

CORPORATE BONDS & NOTES 1.5%

Banco del Estado de Chile
2.704% due 01/09/2025		$400	418

Banco Santander Chile
2.700% due 01/10/2025		700	733

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030		500	543
4.700% due 05/07/2050		1,000	1,142

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		4,800	5,162

			7,998

SOVEREIGN ISSUES 1.7%

Chile Government International Bond
1.625% due 01/30/2025	EUR	7,000	8,732
3.100% due 01/22/2061		$500	466

			9,198

Total Chile (Cost $15,930)			17,196

CHINA 1.0%

CORPORATE BONDS & NOTES 1.0%

Sinopec Group Overseas Development Ltd.
2.150% due 05/13/2025		$900	916
4.375% due 10/17/2023		2,000	2,168
4.375% due 04/10/2024		2,000	2,199

Total China (Cost $5,060)			5,283

COLOMBIA 0.2%

CORPORATE BONDS & NOTES 0.1%

Ecopetrol S.A.
5.375% due 06/26/2026		$560	629

SOVEREIGN ISSUES 0.1%

Colombia Government International Bond
2.625% due 03/15/2023		500	516
3.125% due 04/15/2031		200	196

			712

Total Colombia (Cost $1,227)			1,341

COSTA RICA 0.0%

CORPORATE BONDS & NOTES 0.0%

Instituto Costarricense de Electricidad
6.950% due 11/10/2021		$200	203

Total Costa Rica (Cost $203)			203

DOMINICAN REPUBLIC 1.0%

SOVEREIGN ISSUES 1.0%

Dominican Republic International Bond
4.875% due 09/23/2032		$2,500	2,556
5.500% due 01/27/2025		2,000	2,200
5.950% due 01/25/2027		200	226
6.875% due 01/29/2026		400	465

Total Dominican Republic (Cost $5,488)			5,447

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EGYPT 0.9%

SOVEREIGN ISSUES 0.9%

Egypt Government International Bond
5.577% due 02/21/2023	$1,000	$1,043
6.125% due 01/31/2022	3,600	3,705

Total Egypt (Cost $4,700)		4,748

GUATEMALA 1.6%

SOVEREIGN ISSUES 1.6%

Guatemala Government International Bond
5.750% due 06/06/2022	$8,000	8,382

Total Guatemala (Cost $8,203)		8,382

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%

CNPC General Capital Ltd.
3.400% due 04/16/2023	$500	524

Horse Gallop Finance Ltd.
3.250% due 05/30/2022	200	205

Huarong Finance Co. Ltd.
3.250% due 06/03/2021	200	200

Total Hong Kong (Cost $901)		929

HUNGARY 0.1%

SOVEREIGN ISSUES 0.1%

Hungary Government International Bond
5.750% due 11/22/2023	$302	342

Total Hungary (Cost $340)		342

INDIA 0.7%

CORPORATE BONDS & NOTES 0.7%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	$3,000	3,031

State Bank of India
4.000% due 01/24/2022	700	717

Total India (Cost $3,707)		3,748

INDONESIA 6.2%

CORPORATE BONDS & NOTES 2.2%

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023	$8,000	8,478

Pelabuhan Indonesia PT
4.250% due 05/05/2025	200	218

Pertamina Persero PT
4.875% due 05/03/2022	3,133	3,263

		11,959

SOVEREIGN ISSUES 4.0%

Indonesia Government International Bond
3.500% due 02/14/2050	5,000	5,024
4.350% due 01/11/2048	500	545
4.750% due 07/18/2047	755	854
4.875% due 05/05/2021	600	602
5.125% due 01/15/2045	1,865	2,215
5.250% due 01/08/2047	1,249	1,514
5.375% due 10/17/2023	2,000	2,231
5.875% due 01/15/2024	300	340
5.950% due 01/08/2046	918	1,211
6.750% due 01/15/2044	2,400	3,408
7.750% due 01/17/2038	1,025	1,514

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025	1,000	1,027
3.400% due 03/29/2022	700	719

		21,204

Total Indonesia (Cost $32,826)		33,163

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	55

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 3.0%

SOVEREIGN ISSUES 3.0%

Israel Government International Bond
3.375% due 01/15/2050		$5,400	$5,468
3.875% due 07/03/2050		5,000	5,510
5.500% due 01/31/2022	ILS	17,000	5,318

Total Israel (Cost $17,223)			16,296

IVORY COAST 1.0%

SOVEREIGN ISSUES 1.0%

Ivory Coast Government International Bond
5.250% due 03/22/2030	EUR	2,300	2,794
5.875% due 10/17/2031		2,000	2,482

Total Ivory Coast (Cost $4,667)			5,276

LUXEMBOURG 2.0%

CORPORATE BONDS & NOTES 2.0%

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$3,000	3,121
6.000% due 11/27/2023		800	882

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		1,600	1,677
6.510% due 03/07/2022		3,850	4,040

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		1,000	1,042

Total Luxembourg (Cost $10,570)			10,762

MALAYSIA 0.5%

CORPORATE BONDS & NOTES 0.5%

Petronas Capital Ltd.
3.500% due 04/21/2030		$2,100	2,250
4.550% due 04/21/2050		200	238
4.800% due 04/21/2060		200	253

Total Malaysia (Cost $2,476)			2,741

MAURITIUS 0.0%

CORPORATE BONDS & NOTES 0.0%

Greenko Dutch BV
4.875% due 07/24/2022		$200	202

Total Mauritius (Cost $200)			202

MEXICO 6.2%

CORPORATE BONDS & NOTES 3.4%

Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$5,000	5,347

BBVA Bancomer S.A.
6.750% due 09/30/2022		7,600	8,199

Coca-Cola Femsa S.A.B. de C.V.
1.850% due 09/01/2032		2,000	1,836

Comision Federal de Electricidad
4.875% due 05/26/2021		1,000	1,006

Petroleos Mexicanos
2.500% due 08/21/2021	EUR	600	708
6.840% due 01/23/2030		$500	508
7.690% due 01/23/2050		500	464

			18,068

SOVEREIGN ISSUES 2.8%

Mexico Government International Bond
1.350% due 09/18/2027	EUR	300	364
4.750% due 04/27/2032		$3,000	3,348
5.000% due 04/27/2051		10,300	11,201

			14,913

Total Mexico (Cost $32,322)			32,981

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OMAN 0.4%

SOVEREIGN ISSUES 0.4%

Oman Government International Bond
3.625% due 06/15/2021		$1,305	$1,309
4.125% due 01/17/2023		900	923

Total Oman (Cost $2,213)			2,232

PERU 16.7%

SOVEREIGN ISSUES 16.7%

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		$300	313

Peru Government International Bond
2.392% due 01/23/2026		1,000	1,031
2.783% due 01/23/2031		1,000	1,003
5.350% due 08/12/2040	PEN	34,100	8,264
5.400% due 08/12/2034		48,000	12,514
5.625% due 11/18/2050		$2,680	3,557
5.940% due 02/12/2029	PEN	176,700	53,595
6.150% due 08/12/2032		10,000	2,898
6.350% due 08/12/2028		21,200	6,613

Total Peru (Cost $98,432)			89,788

QATAR 4.5%

SOVEREIGN ISSUES 4.5%

Qatar Government International Bond
3.375% due 03/14/2024		$2,800	3,009
3.400% due 04/16/2025		3,200	3,482
3.750% due 04/16/2030		4,800	5,376
4.000% due 03/14/2029		3,200	3,641
4.400% due 04/16/2050		2,000	2,326
4.500% due 04/23/2028		2,000	2,336
4.817% due 03/14/2049		1,200	1,473
5.103% due 04/23/2048		2,000	2,534

Total Qatar (Cost $21,887)			24,177

RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%

Russia Government International Bond
4.500% due 04/04/2022		$200	207

Total Russia (Cost $207)			207

SAUDI ARABIA 2.0%

CORPORATE BONDS & NOTES 1.7%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$8,625	8,842

SOVEREIGN ISSUES 0.3%

Saudi Government International Bond
2.875% due 03/04/2023		200	208
3.250% due 10/26/2026		400	431
4.000% due 04/17/2025		1,000	1,103

			1,742

Total Saudi Arabia (Cost $10,408)			10,584

SERBIA 2.8%

SOVEREIGN ISSUES 2.8%

Serbia Government International Bond
1.500% due 06/26/2029	EUR	4,900	5,768
3.125% due 05/15/2027		6,900	8,977
7.250% due 09/28/2021		$310	320

Total Serbia (Cost $14,701)			15,065

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SINGAPORE 0.0%

CORPORATE BONDS & NOTES 0.0%

BOC Aviation Ltd.
3.000% due 05/23/2022	$200	$203

Total Singapore (Cost $201)		203

SOUTH AFRICA 1.0%

SOVEREIGN ISSUES 1.0%

South Africa Government International Bond
5.750% due 09/30/2049	$400	370
5.875% due 05/30/2022	4,900	5,170

Total South Africa (Cost $5,538)		5,540

SUPRANATIONAL 1.0%

CORPORATE BONDS & NOTES 1.0%

Banque Ouest Africaine de Developpement
5.500% due 05/06/2021	$5,500	5,524

Total Supranational (Cost $5,513)		5,524

THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%

Bangkok Bank PCL
3.875% due 09/27/2022	$800	836

Total Thailand (Cost $816)		836

TURKEY 0.1%

SOVEREIGN ISSUES 0.1%

Turkey Government International Bond
3.250% due 03/23/2023	$300	289
6.250% due 09/26/2022	400	407

Total Turkey (Cost $711)		696

UKRAINE 0.7%

SOVEREIGN ISSUES 0.7%

Ukraine Government International Bond
7.750% due 09/01/2021	$3,900	3,978

Total Ukraine (Cost $3,966)		3,978

UNITED ARAB EMIRATES 3.1%

SOVEREIGN ISSUES 3.1%

Emirate of Abu Dhabi Government International Bond
1.700% due 03/02/2031	$2,100	1,995
2.500% due 04/16/2025	4,500	4,753
2.700% due 09/02/2070	4,500	3,818
3.125% due 04/16/2030	4,900	5,262
3.875% due 04/16/2050	793	864

Total United Arab Emirates (Cost $17,372)		16,692

UNITED STATES 3.4%

ASSET-BACKED SECURITIES 0.1%

GSAA Home Equity Trust
0.409% due 03/25/2037 •	$222	127

Morgan Stanley Mortgage Loan Trust
0.469% due 04/25/2037 •	250	109

		236

CORPORATE BONDS & NOTES 3.2%

DAE Funding LLC
1.625% due 02/15/2024	3,800	3,795

Rio Oil Finance Trust
8.200% due 04/06/2028	582	665

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 07/06/2024	$5,969	$6,641
9.750% due 01/06/2027	5,146	6,034

		17,135

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Banc of America Mortgage Trust
2.687% due 02/25/2036 ^~	9	9

Chase Mortgage Finance Trust
3.321% due 03/25/2037 ^~	20	20

Citigroup Mortgage Loan Trust
2.400% due 03/25/2034 ~	3	3
2.921% due 07/25/2046 ^~	12	12

Countrywide Home Loan Mortgage Pass-Through Trust
2.417% due 10/20/2035 ~	14	13
3.023% due 09/25/2047 ^~	9	8

HarborView Mortgage Loan Trust
3.088% due 08/19/2036 ^~	3	3

Luminent Mortgage Trust
0.469% due 12/25/2036 ^•	13	12

MASTR Adjustable Rate Mortgages Trust
0.589% due 05/25/2037 •	108	64

Merrill Lynch Alternative Note Asset Trust
0.409% due 03/25/2037 •	255	102
3.101% due 06/25/2037 ^~	123	94

Merrill Lynch Mortgage-Backed Securities Trust
3.055% due 04/25/2037 ^~	25	26

Morgan Stanley Mortgage Loan Trust
2.077% due 06/25/2036 ~	4	4

Sequoia Mortgage Trust
2.206% due 01/20/2047 ^~	10	8

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
2.575% due 01/25/2037 ^~		$23	$22
2.736% due 12/25/2036 ^~		14	14
3.015% due 09/25/2036 ^~		23	23
3.129% due 04/25/2037 ^~		15	14
3.205% due 12/25/2036 ^~		49	48
3.275% due 05/25/2037 ^~		28	25

			524

Total United States (Cost $17,153)			17,895

VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%

GTL Trade Finance, Inc.
5.893% due 04/29/2024		$242	270

Total Virgin Islands (British) (Cost $235)			270

SHORT-TERM INSTRUMENTS 4.1%

ISRAEL TREASURY BILLS 3.0%
(0.029)% due 05/05/2021 - 02/02/2022 (b)(c)	ILS	54,600	16,337

U.S. TREASURY BILLS 0.7%
0.043% due 04/29/2021 (b)(c)(g)		$3,551	3,551

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.4%
0.048% due 07/06/2021 (b)(c)(g)	$2,311	$2,311

Total Short-Term Instruments (Cost $22,530)		22,199

Total Investments in Securities (Cost $452,129)		443,380

	SHARES
INVESTMENTS IN AFFILIATES 15.6%

SHORT-TERM INSTRUMENTS 15.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.6%

PIMCO Short-Term Floating NAV Portfolio III	8,471,996	83,534

Total Short-Term Instruments (Cost $83,452)		83,534

Total Investments in Affiliates (Cost $83,452)		83,534

Total Investments 98.1% (Cost $535,581)		$526,914

Financial Derivative Instruments (e)(f) 0.8% (Cost or Premiums, net $(2,730))		4,085

Other Assets and Liabilities, net 1.1%		5,967

Net Assets 100.0%		$536,966

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	2.840%	Maturity	01/03/2022	BRL	170,660	$0	$317	$317	$0	$(11)
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022		140,500	0	260	260	0	(9)
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022		1,589,100	(9)	2,978	2,969	0	(102)
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		705,540	0	1,289	1,289	0	(45)
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		681,600	(27)	1,298	1,271	0	(44)
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022		256,000	0	465	465	0	(17)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		414,200	0	756	756	0	(27)
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		547,400	0	996	996	0	(35)
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		98,600	0	179	179	0	(6)
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		171,900	0	306	306	0	(11)
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		36,400	0	65	65	0	(2)
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		53,300	0	94	94	0	(4)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	57

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	3.130%	Maturity	01/03/2022	BRL	490,000	$(38)	$(389)	$(427)	$31	$0
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		37,600	0	(45)	(45)	2	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		957,700	(17)	(1,100)	(1,117)	62	0
Pay	1-Year BRL-CDI	3.360	Maturity	01/03/2022		4,375,200	180	(2,130)	(1,950)	280	0
Pay	1-Year BRL-CDI	3.390	Maturity	01/03/2022		3,700	0	(5)	(5)	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		1,354,100	(471)	(750)	(1,221)	87	0
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		57,100	0	(35)	(35)	4	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		58,800	0	(32)	(32)	4	0

Total Swap Agreements							$(382)	$4,517	$4,135	$470	$(313)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$470	$470	$0	$0	$(313)	$(313)

Cash of $4,132 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	433,292		$76,052	$0	$(928)
	04/2021		$78,977	BRL	433,292	0	(1,997)
	05/2021	ILS	8,001		$2,430	36	0
	05/2021		$16	RUB	1,186	0	0
	06/2021		26	TRY	205	0	(2)

BPS	04/2021	BRL	77,500		$14,072	303	0
	04/2021	EUR	455		543	9	0
	04/2021		$13,603	BRL	77,500	166	0
	05/2021		19	CZK	402	0	(1)
	08/2021	PEN	2,190		$593	8	0

BRC	04/2021	EUR	662		799	22	0
	06/2021		$1	TRY	9	0	0
	08/2021		171	MXN	3,554	0	0

BSH	04/2021	BRL	230,900		$42,770	1,799	(51)
	04/2021		$41,211	BRL	230,900	0	(189)
	07/2021		1,986		11,400	27	0
	01/2022	BRL	35,300		$6,135	37	0

CBK	04/2021	PEN	31,545		8,400	0	(27)
	04/2021		$259	MXN	5,225	0	(4)
	04/2021		15,771	PEN	58,288	0	(201)
	05/2021	PEN	32,694		$8,966	234	0
	06/2021		68,062		18,434	258	0
	06/2021		$83	CNH	547	0	(1)
	06/2021		1,176	KRW	1,333,961	7	0
	06/2021		31	RUB	2,280	0	(1)
	07/2021	PEN	65,559		$18,062	556	0
	08/2021		18,221		5,004	140	0
	09/2021		3,916		1,059	14	0
	11/2021	ILS	1,600		491	10	0
	01/2022		6,332		1,933	28	0
	02/2022		40,010		12,294	258	0

DUB	04/2021	BRL	415,945		75,121	1,223	0
	04/2021		$73,007	BRL	415,945	890	0
	04/2021		3,020	PEN	11,287	0	(5)
	05/2021		75,026	BRL	415,945	0	(1,255)

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2021	BRL	57,200		$10,170	$8	$0
	04/2021		$10,040	BRL	57,200	122	0
	05/2021		9	RUB	633	0	0
	06/2021	PEN	495		$134	2	0
	06/2021		$64	CNH	423	0	0
	09/2021	PEN	17,221		$4,682	85	0
	01/2022	ILS	4,222		1,289	19	0

HUS	04/2021	PEN	147,516		40,047	641	0
	04/2021		$24,959	PEN	92,967	33	(157)
	05/2021	PEN	25,690		$6,987	125	0
	05/2021		$8	CZK	179	0	0
	05/2021		9	RUB	651	0	0
	06/2021	KRW	2,267,420		$2,000	0	(11)
	06/2021	PEN	4,718		1,274	14	0
	09/2021		$57,448	MXN	1,208,107	672	0
	12/2021	PEN	55,170		$14,873	154	0
	01/2022	ILS	7,388		2,274	51	0

JPM	04/2021	BRL	256,453		45,691	510	(381)
	04/2021	PEN	17,340		4,617	0	(15)
	04/2021		$45,938	BRL	256,453	35	(411)
	04/2021		4,694	PEN	17,340	0	(62)
	06/2021	KRW	1,698,600		$1,500	0	(6)
	06/2021		$67	TRY	539	0	(5)
	07/2021	BRL	11,400		$2,040	28	0
	10/2021		166,500		29,484	384	0
	11/2021	ILS	5,001		1,545	42	0
	01/2022	BRL	24,300		4,251	53	0

MYI	06/2021		$46,385	CLP	33,445,652	60	0

SCX	04/2021	EUR	23,283		$28,284	980	0
	04/2021	PEN	11,088		3,000	38	0
	04/2021		$2,952	PEN	11,088	10	0
	05/2021	EUR	23,283		$27,380	60	0
	06/2021	INR	18,595		249	0	(2)
	06/2021	PEN	9,320		2,516	27	0
	06/2021		$64,983	KRW	73,417,796	123	0
	12/2021	PEN	494		$133	1	0

UAG	04/2021		$54	RUB	3,964	0	(1)
	05/2021		9	CZK	199	0	0
	05/2021		9	RUB	652	0	0
	06/2021		1	TRY	11	0	0

Total Forward Foreign Currency Contracts						$10,302	$(5,713)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL 6.250	05/27/2021	14,000	$(222)	$(73)
	Call - OTC USD versus BRL	6.000	06/04/2021	18,000	(268)	(230)

Total Written Options					$(490)	$(303)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Chile Government International Bond	1.000%	Quarterly	12/20/2025	0.529%	$	6,000	$142	$(9)	$133	$0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.758		5,000	(2)	(24)	0	(26)

BRC	Chile Government International Bond	1.000	Quarterly	12/20/2025	0.529		5,700	136	(9)	127	0

CBK	Turkey Government International Bond	1.000	Quarterly	12/20/2021	4.154		5,000	(66)	(46)	0	(112)

GST	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	2.189		5,000	(314)	243	0	(71)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	59

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
	Russia Government International Bond	1.000%	Quarterly	06/20/2023	0.600%	$	700	$(22)	$28	$6	$0
	Russia Government International Bond	1.000	Quarterly	06/20/2025	0.917		8,000	(10)	40	30	0

HUS	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.758		5,000	(3)	(23)	0	(26)

JPM	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.600		2,800	(82)	108	26	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.462		24,400	(1,356)	1,059	0	(297)

MYC	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.588		2,000	7	0	7	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2021	4.154		5,000	(70)	(42)	0	(112)

NGF	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.600		2,000	(57)	75	18	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.462		5,000	(161)	100	0	(61)

Total Swap Agreements								$(1,858)	$1,500	$347	$(705)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$36	$0	$133	$169	$(2,927)	$(303)	$(26)	$(3,256)	$(3,087)	$3,985	$898
BPS	486	0	0	486	(1)	0	0	(1)	485	(690)	(205)
BRC	22	0	127	149	0	0	0	0	149	(320)	(171)
BSH	1,863	0	0	1,863	(240)	0	0	(240)	1,623	(1,468)	155
CBK	1,505	0	0	1,505	(234)	0	(112)	(346)	1,159	(1,100)	59
DUB	2,113	0	0	2,113	(1,260)	0	0	(1,260)	853	(40)	813
GLM	236	0	0	236	0	0	0	0	236	(310)	(74)
GST	0	0	36	36	0	0	(71)	(71)	(35)	0	(35)
HUS	1,690	0	0	1,690	(168)	0	(26)	(194)	1,496	(1,451)	45
JPM	1,052	0	26	1,078	(880)	0	(297)	(1,177)	(99)	(520)	(619)
MYC	0	0	7	7	0	0	(112)	(112)	(105)	27	(78)
MYI	60	0	0	60	0	0	0	0	60	555	615
NGF	0	0	18	18	0	0	(61)	(61)	(43)	0	(43)
SCX	1,239	0	0	1,239	(2)	0	0	(2)	1,237	(830)	407
UAG	0	0	0	0	(1)	0	0	(1)	(1)	178	177

Total Over the Counter	$10,302	$0	$347	$10,649	$(5,713)	$(303)	$(705)	$(6,721)

(g)

Securities with an aggregate market value of $4,745 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$470	$470

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,302	$0	$10,302
Swap Agreements	0	347	0	0	0	347

	$0	$347	$0	$10,302	$0	$10,649

	$0	$347	$0	$10,302	$470	$11,119

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$313	$313

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,713	$0	$5,713
Written Options	0	0	0	303	0	303
Swap Agreements	0	705	0	0	0	705

	$0	$705	$0	$6,016	$0	$6,721

	$0	$705	$0	$6,016	$313	$7,034

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$4,349	$4,349

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,093	$0	$3,093
Swap Agreements	0	921	0	0	(1)	920

	$0	$921	$0	$3,093	$(1)	$4,013

	$0	$921	$0	$3,093	$4,348	$8,362

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,592	$2,592

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,053)	$0	$(5,053)
Written Options	0	0	0	3,695	0	3,695
Swap Agreements	0	4,720	0	0	0	4,720

	$0	$4,720	$0	$(1,358)	$0	$3,362

	$0	$4,720	$0	$(1,358)	$2,592	$5,954

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	61

Schedule of Investments	PIMCO EM Bond and Short-Term Investments Portfolio	(Cont.)	March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$2,852	$0	$2,852
Bahrain
Sovereign Issues	0	1,051	0	1,051
Brazil
Corporate Bonds & Notes	0	21,300	0	21,300
Sovereign Issues	0	42,637	0	42,637
Cayman Islands
Corporate Bonds & Notes	0	10,614	0	10,614
Chile
Corporate Bonds & Notes	0	7,998	0	7,998
Sovereign Issues	0	9,198	0	9,198
China
Corporate Bonds & Notes	0	5,283	0	5,283
Colombia
Corporate Bonds & Notes	0	629	0	629
Sovereign Issues	0	712	0	712
Costa Rica
Corporate Bonds & Notes	0	203	0	203
Dominican Republic
Sovereign Issues	0	5,447	0	5,447
Egypt
Sovereign Issues	0	4,748	0	4,748
Guatemala
Sovereign Issues	0	8,382	0	8,382
Hong Kong
Corporate Bonds & Notes	0	929	0	929
Hungary
Sovereign Issues	0	342	0	342
India
Corporate Bonds & Notes	0	3,748	0	3,748
Indonesia
Corporate Bonds & Notes	0	11,959	0	11,959
Sovereign Issues	0	21,204	0	21,204
Israel
Sovereign Issues	0	16,296	0	16,296
Ivory Coast
Sovereign Issues	0	5,276	0	5,276
Luxembourg
Corporate Bonds & Notes	0	10,762	0	10,762
Malaysia
Corporate Bonds & Notes	0	2,741	0	2,741
Mauritius
Corporate Bonds & Notes	0	202	0	202
Mexico
Corporate Bonds & Notes	0	18,068	0	18,068
Sovereign Issues	0	14,913	0	14,913
Oman
Sovereign Issues	0	2,232	0	2,232
Peru
Sovereign Issues	0	89,788	0	89,788
Qatar
Sovereign Issues	0	24,177	0	24,177
Russia
Sovereign Issues	0	207	0	207

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Saudi Arabia
Corporate Bonds & Notes	$0	$8,842	$0	$8,842
Sovereign Issues	0	1,742	0	1,742
Serbia
Sovereign Issues	0	15,065	0	15,065
Singapore
Corporate Bonds & Notes	0	203	0	203
South Africa
Sovereign Issues	0	5,540	0	5,540
Supranational
Corporate Bonds & Notes	0	5,524	0	5,524
Thailand
Corporate Bonds & Notes	0	836	0	836
Turkey
Sovereign Issues	0	696	0	696
Ukraine
Sovereign Issues	0	3,978	0	3,978
United Arab Emirates
Sovereign Issues	0	16,692	0	16,692
United States
Asset-Backed Securities	0	236	0	236
Corporate Bonds & Notes	0	17,135	0	17,135
Non-Agency Mortgage-Backed Securities	0	524	0	524
Virgin Islands (British)
Corporate Bonds & Notes	0	270	0	270
Short-Term Instruments
Israel Treasury Bills	0	16,337	0	16,337
U.S. Treasury Bills	0	3,551	0	3,551
U.S. Treasury Cash Management Bills	0	2,311	0	2,311

	$0	$443,380	$0	$443,380

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$83,534	$0	$0	$83,534

Total Investments	$83,534	$443,380	$0	$526,914

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	470	0	470
Over the counter	0	10,649	0	10,649

	$0	$11,119	$0	$11,119

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(313)	0	(313)
Over the counter	0	(6,721)	0	(6,721)

	$0	$(7,034)	$0	$(7,034)

Total Financial Derivative Instruments	$0	$4,085	$0	$4,085

Totals	$83,534	$447,465	$0	$530,999

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.8%

Acrisure LLC
3.703% (LIBOR03M + 3.500%) due 02/15/2027 ~		$798	$790

Altice France S.A.
4.198% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,631	1,628

B.C. Unlimited Liability Co.
1.859% (LIBOR03M + 1.750%) due 11/19/2026 ~		883	869

Blackstone CQP Holdco LP
3.687% (LIBOR03M + 3.500%) due 09/30/2024 ~		16,742	16,721

Dun & Bradstreet Corp.
3.359% (LIBOR03M + 3.250%) due 02/06/2026 ~		198	197

Endure Digital, Inc.
4.250% (LIBOR03M + 3.500%) due 02/10/2028 ~		300	299

Entercom Media Corp.
2.609% (LIBOR03M + 2.500%) due 11/18/2024 ~		100	98

Envision Healthcare Corp.
3.859% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,222	1,056

Fly Funding SARL
7.000% (LIBOR03M + 6.000%) due 10/08/2025 «~		1,580	1,592

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~		550	549

Kronos Acquisition Holdings, Inc.
4.250% (LIBOR03M + 3.750%) due 12/22/2026 ~		250	247

Ortho-Clinical Diagnostics S.A.
3.359% (LIBOR03M + 3.250%) due 06/30/2025 ~		339	338

RegionalCare Hospital Partners Holdings, Inc.
3.859% (LIBOR03M + 3.750%) due 11/16/2025 ~		1,982	1,980

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		168	169

Sigma Bidco BV
3.260% (LIBOR03M + 3.000%) due 07/02/2025 ~		488	483

Spirit AeroSystems Holdings, Inc.
6.000% (LIBOR03M + 5.250%) due 01/15/2025 ~		823	830

Truck Hero, Inc.
4.500% (LIBOR03M + 3.750%) due 01/31/2028 ~		100	100

Verscend Holding Corp.
4.607% (LIBOR03M + 4.500%) due 08/27/2025 ~		658	661

Virtusa Corp.
5.000% (LIBOR03M + 4.250%) due 02/11/2028 ~		200	201

Total Loan Participations and Assignments (Cost $28,837)			28,808

CORPORATE BONDS & NOTES 79.0%

BANKING & FINANCE 17.9%

Acrisure LLC
4.250% due 02/15/2029		400	394

Ally Financial, Inc.
8.000% due 11/01/2031		8,715	12,125

Arrow Global Finance PLC
5.125% due 09/15/2024	GBP	400	557

AssuredPartners, Inc.
5.625% due 01/15/2029		$2,000	2,040

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aviation Capital Group LLC
5.500% due 12/15/2024		$900	$1,007

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		1,205	1,279
5.500% due 01/15/2026		825	914

Barclays PLC
8.000% due 06/15/2024 •**(g)		600	666

Brookfield Finance, Inc.
4.350% due 04/15/2030		300	339

Burford Capital Global Finance LLC
6.250% due 04/15/2028 (a)		500	513

Cabot Financial Luxembourg S.A.
7.500% due 10/01/2023	GBP	1,896	2,674

Corestate Capital Holding S.A.
3.500% due 04/15/2023	EUR	100	103

Credit Acceptance Corp.
5.125% due 12/31/2024		$425	434

Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/2028		1,325	1,437

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		61	61

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		56	56

Federal Realty Investment Trust
3.500% due 06/01/2030		75	79

Ford Motor Credit Co. LLC
2.900% due 02/16/2028		300	289
3.375% due 11/13/2025		1,100	1,120
4.000% due 11/13/2030		500	497

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		1,150	1,204

Freedom Mortgage Corp.
8.125% due 11/15/2024		430	447
8.250% due 04/15/2025		1,500	1,566

Genworth Mortgage Holdings, Inc.
6.500% due 08/15/2025		2,550	2,760

Howard Hughes Corp.
4.375% due 02/01/2031		75	74

HSBC Holdings PLC
6.000% due 05/22/2027 •**(g)		600	658
6.500% due 03/23/2028 •**(g)		1,000	1,123

Icahn Enterprises LP
5.250% due 05/15/2027		1,525	1,578
6.250% due 02/01/2022		94	94
6.375% due 12/15/2025		2,300	2,380

Jefferies Finance LLC
6.250% due 06/03/2026		1,000	1,055

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		800	808

Ladder Capital Finance Holdings LLLP
5.250% due 03/15/2022		1,650	1,665

MGIC Investment Corp.
5.250% due 08/15/2028		2,600	2,706

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		500	494
5.500% due 08/15/2028		3,575	3,596

Navient Corp.
5.625% due 08/01/2033		3,000	2,809
6.625% due 07/26/2021		6,000	6,115

NCL Finance Ltd.
6.125% due 03/15/2028		850	868

NFP Corp.
6.875% due 08/15/2028		1,000	1,039

OneMain Finance Corp.
6.125% due 05/15/2022		1,125	1,181
8.875% due 06/01/2025		2,250	2,497

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		4,650	4,859
5.500% due 02/15/2024		1,100	1,196

Park Intermediate Holdings LLC
5.875% due 10/01/2028		525	558
7.500% due 06/01/2025		3,225	3,531

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pinnacol Assurance
8.625% due 06/25/2034 «(h)	$5,000	$6,076

Radian Group, Inc.
6.625% due 03/15/2025	4,050	4,545

SLM Corp.
5.125% due 04/05/2022	1,800	1,846

Uniti Group LP
6.000% due 04/15/2023	1,400	1,425

Voyager Aviation Holdings LLC
9.000% due 08/15/2021 ^(c)	814	421

XHR LP
6.375% due 08/15/2025	1,650	1,746

		89,504

INDUSTRIALS 56.5%

Acadia Healthcare Co., Inc.
5.000% due 04/15/2029	825	858

AdaptHealth LLC
4.625% due 08/01/2029	200	199
6.125% due 08/01/2028	800	850

Adient U.S. LLC
9.000% due 04/15/2025	100	111

ADT Security Corp.
4.875% due 07/15/2032	530	539

Air Canada Pass-Through Trust
5.250% due 10/01/2030	800	862

Allison Transmission, Inc.
3.750% due 01/30/2031	2,500	2,427

Altice France S.A.
7.375% due 05/01/2026	3,700	3,853

AMC Networks, Inc.
4.750% due 08/01/2025	1,300	1,336

AMN Healthcare, Inc.
4.000% due 04/15/2029	850	848

Austin BidCo, Inc.
7.125% due 12/15/2028	1,000	1,019

Avantor Funding, Inc.
4.625% due 07/15/2028	900	941

Avon Products, Inc.
6.500% due 03/15/2023	800	853

B.C. Unlimited Liability Co.
4.375% due 01/15/2028	600	604

BAE Systems PLC
3.400% due 04/15/2030	200	213

Ball Corp.
4.875% due 03/15/2026	600	672

Bausch Health Americas, Inc.
9.250% due 04/01/2026	2,075	2,302

Bausch Health Cos., Inc.
6.125% due 04/15/2025	900	924
6.250% due 02/15/2029	3,800	4,045
7.000% due 01/15/2028	950	1,033
7.250% due 05/30/2029	850	950

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (b)	200	208

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026	750	771

Boeing Co.
5.040% due 05/01/2027	150	171
5.705% due 05/01/2040	1,625	1,992
5.805% due 05/01/2050	250	315
5.930% due 05/01/2060	1,625	2,091

Boise Cascade Co.
4.875% due 07/01/2030	100	105

Bombardier, Inc.
7.875% due 04/15/2027	900	884

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028	825	831

Boyd Gaming Corp.
6.000% due 08/15/2026	450	470

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	63

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brink’s Co.
5.500% due 07/15/2025		$1,150	$1,217

British Airways Pass-Through Trust
4.250% due 05/15/2034		496	521

BWX Technologies, Inc.
4.125% due 06/30/2028		800	812

CCO Holdings LLC
4.250% due 02/01/2031		2,500	2,509
4.500% due 08/15/2030		700	714
5.750% due 02/15/2026		1,395	1,441

CDK Global, Inc.
5.250% due 05/15/2029		1,000	1,074

Charter Communications Operating LLC
4.800% due 03/01/2050		200	215
5.375% due 04/01/2038		200	236
5.750% due 04/01/2048		150	183

Chesapeake Energy Corp.
5.500% due 02/01/2026		100	104
5.875% due 02/01/2029		50	53

Chobani LLC
7.500% due 04/15/2025		2,200	2,294

CHS
6.875% due 04/15/2029		1,600	1,677

CNX Resources Corp.
7.250% due 03/14/2027		2,000	2,151

CommScope Technologies LLC
5.000% due 03/15/2027		3,500	3,474

Community Health Systems, Inc.
4.750% due 02/15/2031		175	171
5.625% due 03/15/2027		3,900	4,090
6.000% due 01/15/2029		800	847
6.625% due 02/15/2025		300	317

Consolidated Communications, Inc.
5.000% due 10/01/2028		200	202

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		6,468	1,635

Continental Resources, Inc.
5.000% due 09/15/2022		60	60

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026		900	938

CPUK Finance Ltd.
6.500% due 08/28/2026	GBP	2,000	2,922

DAE Funding LLC
5.000% due 08/01/2024		$1,750	1,806

DaVita, Inc.
4.625% due 06/01/2030		3,450	3,519

Dell International LLC
8.350% due 07/15/2046		1,327	2,023

Dell, Inc.
5.400% due 09/10/2040		6,000	6,813
6.500% due 04/15/2038		16,425	20,121

Delta Air Lines, Inc.
4.500% due 10/20/2025		650	694
4.750% due 10/20/2028		625	680
7.000% due 05/01/2025		2,100	2,421

Diebold Nixdorf, Inc.
9.375% due 07/15/2025		825	920

Dun & Bradstreet Corp.
10.250% due 02/15/2027		1,000	1,119

Edgewell Personal Care Co.
5.500% due 06/01/2028		400	423

Endo Dac
5.875% due 10/15/2024		4,400	4,436
6.000% due 06/30/2028		8,847	7,175
9.500% due 07/31/2027		6,005	6,534

Endo Luxembourg Finance Co. SARL
6.125% due 04/01/2029		2,100	2,121

Envision Healthcare Corp.
8.750% due 10/15/2026		3,950	2,937

Fair Isaac Corp.
5.250% due 05/15/2026		125	139

Ford Motor Co.
4.750% due 01/15/2043		3,000	3,026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gap, Inc.
8.625% due 05/15/2025		$1,125	$1,261

Gartner, Inc.
3.750% due 10/01/2030		1,000	993

GFL Environmental, Inc.
3.500% due 09/01/2028		1,650	1,603

goeasy Ltd.
5.375% due 12/01/2024		1,000	1,038

Greif, Inc.
6.500% due 03/01/2027		650	686

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026		600	638

HCA, Inc.
5.375% due 02/01/2025		3,050	3,407

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		2,200	2,138
4.000% due 05/01/2031		2,000	2,004
5.375% due 05/01/2025		300	317

Hilton Worldwide Finance LLC
4.875% due 04/01/2027		350	366

Hologic, Inc.
3.250% due 02/15/2029		2,475	2,449

Hudbay Minerals, Inc.
6.125% due 04/01/2029		2,550	2,728

iHeartCommunications, Inc.
6.375% due 05/01/2026		393	417
8.375% due 05/01/2027		712	764

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024 ^(c)		2,700	1,699

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028		1,150	1,169
6.875% due 11/15/2026	EUR	700	930

JELD-WEN, Inc.
6.250% due 05/15/2025		$300	320

JetBlue Pass-Through Trust
4.000% due 05/15/2034		725	785

KB Home
7.625% due 05/15/2023		400	434

Kinder Morgan, Inc.
8.050% due 10/15/2030		200	272

Kronos Acquisition Holdings, Inc.
7.000% due 12/31/2027		200	192

Lamar Media Corp.
4.875% due 01/15/2029		500	522

Lamb Weston Holdings, Inc.
4.875% due 05/15/2028		250	270

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026		400	408

Level 3 Financing, Inc.
3.625% due 01/15/2029		3,300	3,203
3.750% due 07/15/2029		600	588
4.250% due 07/01/2028		2,425	2,455

Live Nation Entertainment, Inc.
5.625% due 03/15/2026		100	104

Marriott International, Inc.
4.625% due 06/15/2030		400	448

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		150	160
6.500% due 09/15/2026		325	340

Mercer International, Inc.
5.125% due 02/01/2029		400	415

MGM Resorts International
4.750% due 10/15/2028		1,700	1,759

NCL Corp. Ltd.
5.875% due 03/15/2026		850	860

NCR Corp.
8.125% due 04/15/2025		3,725	4,084

Newcrest Finance Pty. Ltd.
3.250% due 05/13/2030		75	79

Newell Brands, Inc.
4.875% due 06/01/2025		150	166

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nielsen Finance LLC
5.625% due 10/01/2028		$825	$869
5.875% due 10/01/2030		825	896

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		2,000	2,196

Nordstrom, Inc.
8.750% due 05/15/2025		1,700	1,926

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (b)	EUR	6,819	7,977

Occidental Petroleum Corp.
8.875% due 07/15/2030		$2,500	3,156

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		180	198
7.375% due 06/01/2025		60	65

Outfront Media Capital LLC
4.250% due 01/15/2029		300	289

Owens & Minor, Inc.
4.500% due 03/31/2029		200	201

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		2,607	2,769

PDC Energy, Inc.
5.750% due 05/15/2026		1,650	1,714

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)		1,250	59
5.500% due 04/12/2037 ^(c)		1,250	60

PetSmart, Inc.
4.750% due 02/15/2028		450	461
7.750% due 02/15/2029		2,000	2,167

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026		500	532

Post Holdings, Inc.
4.625% due 04/15/2030		1,000	1,004

Prime Security Services Borrower LLC
3.375% due 08/31/2027		2,150	2,088

Qorvo, Inc.
3.375% due 04/01/2031		850	834

Rackspace Technology Global, Inc.
5.375% due 12/01/2028		500	509

Radiate Holdco LLC
4.500% due 09/15/2026		2,475	2,509

Real Hero Merger Sub 2, Inc.
6.250% due 02/01/2029		100	103

Renault S.A.
2.000% due 09/28/2026	EUR	2,000	2,323

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027		$3,250	3,189

RP Escrow Issuer LLC
5.250% due 12/15/2025		800	830

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		1,000	1,139

Sabre GLBL, Inc.
7.375% due 09/01/2025		900	984
9.250% due 04/15/2025		4,050	4,835

Scientific Games International, Inc.
5.000% due 10/15/2025		1,500	1,555

Sealed Air Corp.
6.875% due 07/15/2033		800	987

Sensata Technologies BV
5.625% due 11/01/2024		600	668

Shift4 Payments LLC
4.625% due 11/01/2026		825	858

Sirius XM Radio, Inc.
4.125% due 07/01/2030		800	802

Sofima Holding SpA
3.750% due 01/15/2028	EUR	100	118

Spirit AeroSystems, Inc.
5.500% due 01/15/2025		$825	873
7.500% due 04/15/2025		2,000	2,155

Standard Industries, Inc.
3.375% due 01/15/2031		2,000	1,897
4.375% due 07/15/2030		1,700	1,718

Stericycle, Inc.
3.875% due 01/15/2029		500	494

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Suburban Propane Partners LP
5.750% due 03/01/2025		$460	$469

Superior Plus LP
4.500% due 03/15/2029		300	304

Switch Ltd.
3.750% due 09/15/2028		825	814

T-Mobile USA, Inc.
2.875% due 02/15/2031		750	726
3.875% due 04/15/2030		2,000	2,173
4.500% due 04/15/2050		200	225
4.750% due 02/01/2028		3,200	3,406
6.000% due 04/15/2024		2,625	2,648

Team Health Holdings, Inc.
6.375% due 02/01/2025		900	798

TEGNA, Inc.
4.625% due 03/15/2028		700	714

Tempo Acquisition LLC
5.750% due 06/01/2025		1,700	1,800

Tenet Healthcare Corp.
4.625% due 07/15/2024		500	511
6.125% due 10/01/2028		6,150	6,427
7.500% due 04/01/2025		300	324

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	300	346

Toll Brothers Finance Corp.
4.875% due 03/15/2027		$1,300	1,468

Travel + Leisure Co.
6.000% due 04/01/2027		1,300	1,444

TreeHouse Foods, Inc.
4.000% due 09/01/2028		1,800	1,816

TripAdvisor, Inc.
7.000% due 07/15/2025		825	894

Triumph Group, Inc.
8.875% due 06/01/2024		825	930

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026		100	104

United Airlines Pass-Through Trust
5.875% due 04/15/2029		1,561	1,734

United Rentals North America, Inc.
5.500% due 05/15/2027		350	374

Univision Communications, Inc.
6.625% due 06/01/2027		800	856
9.500% due 05/01/2025		200	220

VeriSign, Inc.
4.750% due 07/15/2027		2,500	2,658

ViaSat, Inc.
5.625% due 04/15/2027		275	289

Videotron Ltd.
5.125% due 04/15/2027		350	371

Virgin Media Finance PLC
5.000% due 07/15/2030		500	500

Williams Scotsman International, Inc.
4.625% due 08/15/2028		3,275	3,343

WMG Acquisition Corp.
3.000% due 02/15/2031		1,650	1,572
5.500% due 04/15/2026		1,550	1,596

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028		225	228

Wynn Las Vegas LLC
5.250% due 05/15/2027		300	315

Yum! Brands, Inc.
4.625% due 01/31/2032 (a)		2,500	2,555
6.875% due 11/15/2037		100	121
7.750% due 04/01/2025		5,650	6,187

Ziggo BV
5.500% due 01/15/2027		1,100	1,147

			282,926

UTILITIES 4.6%

Blue Racer Midstream LLC
7.625% due 12/15/2025		250	270

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Calpine Corp.
3.750% due 03/01/2031		$1,000	$955
5.000% due 02/01/2031		4,100	4,008

Covanta Holding Corp.
5.000% due 09/01/2030		675	683

DPL, Inc.
4.125% due 07/01/2025		2,450	2,599

Genesis Energy LP
5.625% due 06/15/2024		200	196
8.000% due 01/15/2027		2,400	2,434

Lumen Technologies, Inc.
4.500% due 01/15/2029		500	489

NSG Holdings LLC
7.750% due 12/15/2025		1,260	1,345

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		982	390

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		89	87

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		789	156

PBF Holding Co. LLC
9.250% due 05/15/2025		1,625	1,661

Sprint Capital Corp.
8.750% due 03/15/2032		2,300	3,403

Targa Resources Partners LP
6.500% due 07/15/2027		100	109
6.875% due 01/15/2029		425	469

Terraform Global Operating LLC
6.125% due 03/01/2026		1,500	1,543

TerraForm Power Operating LLC
5.000% due 01/31/2028		2,000	2,162

			22,959

Total Corporate Bonds & Notes (Cost $372,652)			395,389

CONVERTIBLE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	200	201

Total Convertible Bonds & Notes (Cost $191)			201

MUNICIPAL BONDS & NOTES 0.1%

FLORIDA 0.1%

Sunrise, Florida Special Assessment Notes, Series 2015
4.800% due 05/01/2025		$450	465

NEW YORK 0.0%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028		100	100

Total Municipal Bonds & Notes (Cost $544)			565

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

Adjustable Rate Mortgage Trust
3.002% due 10/25/2035 ~		61	48

American Home Mortgage Assets Trust
1.179% due 11/25/2046 •		571	256
6.750% due 06/25/2037 ^þ		118	113

Banc of America Funding Trust
2.857% due 03/20/2036 ^~		74	72

Bear Stearns ALT-A Trust
2.796% due 01/25/2035 ~		3	3

Citigroup Mortgage Loan Trust
2.520% due 11/25/2035 •		95	93

Countrywide Alternative Loan Trust
0.289% due 05/25/2047 •		17	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.369% due 07/25/2046 ^•	$289	$197
0.531% due 03/20/2046 •	29	25
1.259% due 12/25/2035 •	34	32
2.746% due 10/25/2035 ^~	23	23

Countrywide Home Loan Mortgage Pass-Through Trust
0.749% due 03/25/2035 •	93	92
6.000% due 05/25/2036 ^	51	38

Downey Savings & Loan Association Mortgage Loan Trust
0.360% due 02/19/2045 •	7	7

First Horizon Alternative Mortgage Securities Trust
2.376% due 09/25/2035 ^~	148	145
6.000% due 05/25/2036 ^	55	37

GMAC Mortgage Corp. Loan Trust
3.126% due 04/19/2036 ^~	128	114

GSR Mortgage Loan Trust
2.826% due 04/25/2035 ~	1	1
3.059% due 05/25/2035 ~	139	133
3.211% due 11/25/2035 ~	18	18

HarborView Mortgage Loan Trust
0.300% due 01/19/2038 •	18	17
0.590% due 03/19/2036 ^•	253	252

IndyMac Mortgage Loan Trust
2.987% due 09/25/2035 ^~	41	39

JP Morgan Mortgage Trust
3.051% due 07/27/2037 ~	207	204
3.171% due 07/25/2035 ~	35	35
6.000% due 08/25/2037 ^	72	54

Residential Accredit Loans, Inc. Trust
0.439% due 03/25/2037 •	287	24
5.516% due 02/25/2036 ^~	164	139

Residential Asset Securitization Trust
6.000% due 05/25/2037 ^	61	50

Structured Asset Mortgage Investments Trust
0.549% due 05/25/2036 •	17	17

WaMu Mortgage Pass-Through Certificates Trust
1.029% due 05/25/2047 •	218	212
2.499% due 10/25/2036 ^~	93	91
3.325% due 07/25/2037 ^~	95	95

Total Non-Agency Mortgage-Backed Securities (Cost $2,404)		2,692

ASSET-BACKED SECURITIES 0.1%

Carrington Mortgage Loan Trust
0.259% due 08/25/2036 •	62	59

Credit-Based Asset Servicing & Securitization Trust
3.327% due 01/25/2037 ^þ	856	405

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^þ	313	119

Mid-State Trust
7.791% due 03/15/2038	8	9

Morgan Stanley ABS Capital, Inc. Trust
0.249% due 05/25/2037 •	76	69

Option One Mortgage Loan Trust Asset-Backed Certificates
1.084% due 08/25/2033 •	48	49

Residential Asset Securities Corp. Trust
0.409% due 08/25/2036 •	9	9

Total Asset-Backed Securities (Cost $716)		719

SOVEREIGN ISSUES 0.5%

Argentina Government International Bond
0.125% due 07/09/2041 þ	7,113	2,460
1.000% due 07/09/2029	102	37

Total Sovereign Issues (Cost $3,364)		2,497

	SHARES
COMMON STOCKS 1.2%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (d)	163,228	294

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	65

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

	SHARES	MARKET VALUE (000S)

iHeartMedia, Inc. ‘A’ (d)	39,083	$709

iHeartMedia, Inc. ‘B’ «(d)	30,332	496

		1,499

CONSUMER DISCRETIONARY 0.3%

Caesars Entertainment, Inc. (d)	19,463	1,702

		1,702

ENERGY 0.1%

California Resources Corp. (d)	14,960	360

FINANCIALS 0.3%

CIT Group, Inc.	26,331	1,356

Hipotecaria Su Casita S.A. «	78,886	0

Mr Cooper Group, Inc. (d)	4,374	152

		1,508

HEALTH CARE 0.0%

NVHL S.A. ‘A’ «(d)(h)	197,572	0

NVHL S.A. ‘B’ «(d)(h)	197,572	0

NVHL S.A. ‘C’ «(d)(h)	197,572	0

NVHL S.A. ‘D’ «(d)(h)	197,572	0

NVHL S.A. ‘E’ «(d)(h)	197,572	0

NVHL S.A. ‘F’ «(d)(h)	197,572	0

NVHL S.A. ‘G’ «(d)(h)	197,572	0

NVHL S.A. ‘H’ «(d)(h)	197,572	0

NVHL S.A. ‘I’ «(d)(h)	197,572	0

NVHL S.A. ‘J’ «(d)(h)	197,572	0

		0

INDUSTRIALS 0.2%

Neiman Marcus Group Ltd. LLC «(h)	7,513	757

Total Common Stocks (Cost $16,036)		5,826

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

ENERGY 0.0%

California Resources Corp. - Exp. 10/27/2024	24,765	$112

MATERIALS 0.0%

Novasep Holding SAS - Exp. 05/31/2022 «	2,167,200	0

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024	60,750	20

Total Warrants (Cost $391)		132

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.1%

Citigroup, Inc.
5.800% due 06/15/2022 •(g)	550,000	569

INDUSTRIALS 0.3%

Xfit Brands, Inc. «	1,000	1,281

Total Preferred Securities (Cost $4,206)		1,850

REAL ESTATE INVESTMENT TRUSTS 2.0%

REAL ESTATE 2.0%

VICI Properties, Inc.	354,535	10,012

Total Real Estate Investment Trusts (Cost $4,274)		10,012

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (i) 1.6%
		7,881

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.016% due 04/29/2021 (e)(f)	$271	$272

Total Short-Term Instruments (Cost $8,152)		8,153

Total Investments in Securities (Cost $441,767)		456,844

	SHARES
INVESTMENTS IN AFFILIATES 7.9%

COMMON STOCKS 0.6%

AFFILIATED INVESTMENTS 0.6%

Stearns Holdings LLC ‘B’«(h)	720,949	3,201

Xfit Brands, Inc. ^	2,040,639	30

Total Common Stocks (Cost $3,819)		3,231

SHORT-TERM INSTRUMENTS 7.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.3%

PIMCO Short-Term Floating NAV Portfolio III	3,712,547	36,606

Total Short-Term Instruments (Cost $36,606)		36,606

Total Investments in Affiliates (Cost $40,425)		39,837

Total Investments 99.2% (Cost $482,192)		$496,681

Financial Derivative Instruments (j)(k) 0.1% (Cost or Premiums, net $9,157)		687

Other Assets and Liabilities, net 0.7%		3,091

Net Assets 100.0%		$500,459

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
**	Contingent convertible security.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012 - 05/01/2013	$614	$0	0.00%
NVHL S.A. ‘B’	03/09/2012 - 05/01/2013	614	0	0.00
NVHL S.A. ‘C’	03/09/2012 - 05/01/2013	614	0	0.00
NVHL S.A. ‘D’	03/09/2012 - 05/01/2013	613	0	0.00
NVHL S.A. ‘E’	03/09/2012 - 05/01/2013	613	0	0.00
NVHL S.A. ‘F’	03/09/2012 - 05/01/2013	613	0	0.00
NVHL S.A. ‘G’	03/09/2012 - 05/01/2013	613	0	0.00
NVHL S.A. ‘H’	03/09/2012 - 05/01/2013	613	0	0.00
NVHL S.A. ‘I’	03/09/2012 - 05/01/2013	613	0	0.00
NVHL S.A. ‘J’	03/09/2012 - 05/01/2013	613	0	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	242	757	0.15
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	5,000	6,076	1.21
Stearns Holdings LLC ‘B’	03/15/2021	3,401	3,201	0.64

		$14,776	$10,034	2.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	(7.000)%	12/07/2020	TBD	(2)	$4,650	Macy’s Retail Holdings, Inc. 3.625% due 06/01/2024	$(5,081)	$4,650	$4,546
BRC	(4.500)	03/27/2020	TBD	(2)	323	American Airlines Pass-Through Trust 4.950% due 08/15/2026	(304)	323	308
SBI	(4.500)	03/27/2020	TBD	(2)	2,908	American Airlines Pass-Through Trust 4.950% due 08/15/2026	(2,742)	2,908	2,774

Total Repurchase Agreements							$(8,127)	$7,881	$7,628

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
Corporate Bonds & Notes (1.6)%
Industrials (1.6)%
American Airlines Pass-Through Trust	4.950%	02/15/2025	$3,256	$(3,411)	$(3,060)
Macy’s Retail Holdings, Inc.	3.625	06/01/2024	5,000	(4,835)	(5,067)

Total Short Sales (1.6)%				$(8,246)	$(8,127)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$4,546	$0	$0	$0	$4,546	$(4,764)	$(218)
BRC	308	0	0	0	308	(304)	4
SBI	2,774	0	0	0	2,774	(2,889)	(115)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(3,060)	(3,060)	0	(3,060)
GSC	0	0	0	(5,067)	(5,067)	0	(5,067)

Total Borrowings and Other Financing Transactions	$7,628	$0	$0	$(8,127)

Cash of $317 has been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)	Payable for short sales includes $81 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	67

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	104	$	13,618	$(344)	$0	$(26)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	75	$	(15,065)	$16	$54	$(25)
Euro-Buxl 30-Year Bond June Futures	06/2021	9		(2,175)	(1)	13	(9)
U.S. Treasury 5-Year Note June Futures	06/2021	662		(81,690)	1,044	108	0
U.S. Treasury 30-Year Bond June Futures	06/2021	29		(4,483)	181	13	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	24		(4,349)	256	28	0

					$1,496	$216	$(34)

Total Futures Contracts					$1,152	$216	$(60)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Anadarko Petroleum Corp.	(1.000)%	Quarterly	12/20/2023	2.248%	$	10,000	$722	$(397)	$325	$0	$(31)
Anheuser-Busch InBev	(1.000)	Quarterly	06/20/2025	0.479	EUR	8,800	(258)	26	(232)	0	(6)
ArcelorMittal	(5.000)	Quarterly	06/20/2025	1.167		2,000	(393)	13	(380)	0	(2)
Arconic, Inc.	(1.000)	Quarterly	06/20/2025	1.442	$	5,000	128	(39)	89	0	(1)
Freeport-McMoRan, Inc.	(1.000)	Quarterly	12/20/2023	0.728		4,000	(40)	9	(31)	4	0
Johnson & Johnson	(1.000)	Quarterly	06/20/2024	0.117		20,000	(606)	28	(578)	0	(6)
Macy’s Retail Holdings, Inc.	(1.000)	Quarterly	06/20/2023	1.727		4,000	212	(149)	63	7	0
Viacom, Inc.	(1.000)	Quarterly	06/20/2027	0.832		10,000	(71)	(32)	(103)	0	(25)

							$(306)	$(541)	$(847)	$11	$(71)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ford Motor Co.	5.000%	Quarterly	06/20/2023	1.803%	$100	$8	$(1)	$7	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	5.000%	Quarterly	12/20/2025	$3,700	$322	$19	$341	$19	$0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	2,600	226	10	236	7	0

					$548	$29	$577	$26	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	Semi-Annual	12/16/2022	$151,800	$6,237	$(71)	$6,166	$0	$(19)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/16/2025	19,500	2,025	(501)	1,524	0	(18)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	61,300	645	(4,658)	(4,013)	0	(72)

						$ 8,907	$(5,230)	$3,677	$0	$(109)

Total Swap Agreements						$9,157	$(5,743)	$3,414	$37	$(180)

68	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$216	$43	$259	$0	$(60)	$(180)	$(240)

Cash of $7,235 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	Unsettled variation margin asset of $6 for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	GBP	6,728		$9,525	$250	$0

BRC	04/2021		$267	EUR	221	0	(8)

SCX	04/2021	EUR	10,130		$12,306	426	0
	04/2021		$9,290	GBP	6,728	13	(27)
	05/2021	EUR	10,130		$11,913	26	0
	05/2021	GBP	4,356		5,993	0	(12)

Total Forward Foreign Currency Contracts						$715	$(47)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$250	$0	$0	$250	$0	$0	$0	$0	$250	$(260)	$(10)
BRC	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
SCX	465	0	0	465	(39)	0	0	(39)	426	(290)	136

Total Over the Counter	$715	$0	$0	$715	$(47)	$0	$0	$(47)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	69

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$216	$216
Swap Agreements	0	43	0	0	0	43

	$0	$43	$0	$0	$216	$259

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$715	$0	$715

	$0	$43	$0	$715	$216	$974

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$60	$60
Swap Agreements	0	71	0	0	109	180

	$0	$71	$0	$0	$169	$240

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47	$0	$47

	$0	$71	$0	$47	$169	$287

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(29)	$(29)
Swap Agreements	0	219	0	0	2,210	2,429

	$0	$219	$0	$0	$2,181	$2,400

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,118)	$0	$(2,118)
Swap Agreements	0	1,048	0	0	0	1,048

	$0	$1,048	$0	$(2,118)	$0	$(1,070)

	$0	$1,267	$0	$(2,118)	$2,181	$1,330

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,340	$2,340
Swap Agreements	0	(5,725)	0	0	(6,957)	(12,682)

	$0	$(5,725)	$0	$0	$(4,617)	$(10,342)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$552	$0	$552
Swap Agreements	0	(144)	0	0	0	(144)

	$0	$(144)	$0	$552	$0	$408

	$0	$(5,869)	$0	$552	$(4,617)	$(9,934)

70	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$27,216	$1,592	$28,808
Corporate Bonds & Notes
Banking & Finance	0	83,428	6,076	89,504
Industrials	0	282,926	0	282,926
Utilities	0	22,959	0	22,959
Convertible Bonds & Notes
Banking & Finance	0	201	0	201
Municipal Bonds & Notes
Florida	0	465	0	465
New York	0	100	0	100
Non-Agency Mortgage-Backed Securities	0	2,692	0	2,692
Asset-Backed Securities	0	719	0	719
Sovereign Issues	0	2,497	0	2,497
Common Stocks
Communication Services	1,003	0	496	1,499
Consumer Discretionary	1,702	0	0	1,702
Energy	360	0	0	360
Financials	1,508	0	0	1,508
Industrials	0	0	757	757
Warrants
Energy	112	0	0	112
Utilities	20	0	0	20
Preferred Securities
Banking & Finance	0	569	0	569
Industrials	0	0	1,281	1,281
Real Estate Investment Trusts
Real Estate	10,012	0	0	10,012
Short-Term Instruments
Repurchase Agreements	0	7,881	0	7,881
U.S. Treasury Bills	0	272	0	272

	$14,717	$431,925	$10,202	$456,844

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	$30	$0	$3,201	$3,231
Short-Term Instruments
Central Funds Used for Cash Management Purposes	36,606	0	0	36,606

	$36,636	$0	$3,201	$39,837

Total Investments	$51,353	$431,925	$13,403	$496,681

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(8,127)	$0	$(8,127)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	216	37	0	253
Over the counter	0	715	0	715

	$216	$752	$0	$968

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(60)	(180)	0	(240)
Over the counter	0	(47)	0	(47)

	$(60)	$(227)	$0	$(287)

Total Financial Derivative Instruments	$156	$525	$0	$681

Totals	$51,509	$424,323	$13,403	$489,235

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,434	$1,532	$(770)	$8	$(2)	$248	$0	$(858)	$1,592	$77
Corporate Bonds & Notes
Banking & Finance	5,645	0	0	0	0	431	0	0	6,076	431
Industrials	19	73	0	0	0	(51)	0	(41)	0	0
Asset-Backed Securities	322	15	(435)	(9)	0	107	0	0	0	0
Common Stocks
Communication Services	1	560	0	0	0	(65)	0	0	496	(65)
Health Care	0	0	0	0	(1,104)	1,104	0	0	0	1,103
Industrials	0	242	0	0	0	515	0	0	757	515
Warrants	0	0	0	0	0	0	0	0	0	0
Preferred Securities
Industrials	1,413	0	0	0	0	(132)	0	0	1,281	(133)

Totals	$8,834	$2,422	$(1,205)	$(1)	$(1,106)	$2,157	$0	$(899)	$10,202	$1,928

Investments in Affiliates, at Value
Financials	0	3,401	0	0	0	(200)	0	0	3,201	(200)
Consumer Discretionary	10	0	0	0	0	21	0	(31)	0	0

Totals	$8,844	$5,823	$(1,205)	$(1)	$(1,106)	$1,978	$0	$(930)	$13,403	$1,728

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	71

Schedule of Investments	PIMCO High Yield and Short-Term Investments Portfolio	(Cont.)	March 31, 2021

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,592	Third Party Vendor	Broker Quote	100.750	—
Corporate Bonds & Notes
Banking & Finance	6,076	Discounted Cash Flow	Discount Rate	5.430	—
Common Stocks
Communication Services	496	Reference Instrument	Liquidity Discount	10.000	—
Industrials	757	Discounted Cash Flow	Discount Rate	16.000	—
Preferred Securities
Industrials	1,281	Other Valuation Techniques(2)	—	—	—

Total	$10,202

Investments in Affiliates, at Value
Common Stocks
Financials	3,201	Expected Recovery	Book Value	1.000x	—

Total	$13,403

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

72	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(h)	$5,193	$5,260

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~	5,161	5,342

CenturyLink, Inc.
2.359% (LIBOR03M + 2.250%) due 03/15/2027 ~	1,241	1,228

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025 ~	1,509	1,509

Level 3 Financing, Inc.
1.859% (LIBOR03M + 1.750%) due 03/01/2027 ~	1,100	1,087

Marriott Ownership Resorts, Inc.
1.859% (LIBOR03M + 1.750%) due 08/29/2025 ~	697	681

WR Grace & Co.
1.953% (LIBOR03M + 1.750%) due 04/03/2025 ~	293	291

Total Loan Participations and Assignments (Cost $15,017)		15,398

CORPORATE BONDS & NOTES 84.9%

BANKING & FINANCE 44.5%

AerCap Ireland Capital DAC
3.650% due 07/21/2027	600	630
4.450% due 04/03/2026	10,275	11,129
4.875% due 01/16/2024	2,500	2,722

Agree LP
2.900% due 10/01/2030	3,400	3,431

AIA Group Ltd.
3.900% due 04/06/2028	540	591

AIB Group PLC
4.263% due 04/10/2025 •	1,800	1,958

Air Lease Corp.
3.000% due 09/15/2023	3,300	3,449

Aircastle Ltd.
2.850% due 01/26/2028	8,600	8,233

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032	1,500	1,395
3.375% due 08/15/2031	1,600	1,689
3.450% due 04/30/2025	300	325
3.950% due 01/15/2028	300	334
4.900% due 12/15/2030	6,420	7,593

Ally Financial, Inc.
3.050% due 06/05/2023	2,800	2,929

American Assets Trust LP
3.375% due 02/01/2031	6,900	6,794

American Campus Communities Operating Partnership LP
2.850% due 02/01/2030	1,800	1,804
3.875% due 01/30/2031	500	539

American Financial Group, Inc.
3.500% due 08/15/2026	2,200	2,387

American Homes 4 Rent LP
4.250% due 02/15/2028	2,000	2,195
4.900% due 02/15/2029	100	114

American Tower Corp.
1.300% due 09/15/2025	2,100	2,093
2.700% due 04/15/2031	19,100	19,154
2.750% due 01/15/2027	13,800	14,420
2.900% due 01/15/2030	700	713
2.950% due 01/15/2025	9,900	10,533
3.800% due 08/15/2029	7,900	8,613
3.950% due 03/15/2029	3,052	3,363

Antares Holdings LP
3.950% due 07/15/2026	700	707

Arch Capital Group Ltd.
3.635% due 06/30/2050	1,235	1,241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aviation Capital Group LLC
2.875% due 01/20/2022	$2,300	$2,334
3.500% due 11/01/2027	3,100	3,193
4.125% due 08/01/2025	943	1,006
4.375% due 01/30/2024	5,527	5,881
4.875% due 10/01/2025	1,500	1,634
5.500% due 12/15/2024	14,400	16,115

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	6,500	6,483
3.950% due 07/01/2024	2,000	2,092
5.125% due 10/01/2023	11,571	12,345
5.250% due 05/15/2024	1,786	1,930

Banco Bilbao Vizcaya Argentaria S.A.
0.875% due 09/18/2023	14,500	14,547

Banco Inbursa S.A. Institucion de Banca Multiple
4.375% due 04/11/2027	1,700	1,817

Banco Santander Mexico S.A.
4.125% due 11/09/2022	2,400	2,509

Banco Santander S.A.
2.746% due 05/28/2025	9,200	9,622
4.379% due 04/12/2028	3,800	4,237

Bancolombia S.A.
3.000% due 01/29/2025	1,200	1,228

Bank of America Corp.
1.178% (US0003M + 0.960%) due 07/23/2024 ~	3,600	3,654
1.218% (US0003M + 1.000%) due 04/24/2023 ~	1,000	1,009
1.319% due 06/19/2026 •	25,000	24,939
1.486% due 05/19/2024 •	1,950	1,983
2.676% due 06/19/2041 •	1,000	938
3.093% due 10/01/2025 •	700	747
3.124% due 01/20/2023 •	14,300	14,607
3.550% due 03/05/2024 •	9,500	10,026
3.593% due 07/21/2028 •	5,000	5,430
3.824% due 01/20/2028 •	10,000	10,992

Barclays Bank PLC
7.625% due 11/21/2022 (g)	2,000	2,196
10.179% due 06/12/2021	250	254

Barclays PLC
1.007% due 12/10/2024 •	1,500	1,499
1.574% (US0003M + 1.380%) due 05/16/2024 ~	26,243	26,626
1.624% (US0003M + 1.430%) due 02/15/2023 ~	6,800	6,852
1.850% (US0003M + 1.625%) due 01/10/2023 ~	900	908
2.645% due 06/24/2031 •	16,100	15,845
3.200% due 08/10/2021	2,800	2,828
3.650% due 03/16/2025	9,000	9,690
3.932% due 05/07/2025 •	4,500	4,859
4.337% due 01/10/2028	6,200	6,886
4.338% due 05/16/2024 •	700	750
4.375% due 09/11/2024	1,300	1,422
4.375% due 01/12/2026	5,500	6,136
4.610% due 02/15/2023 •	16,500	17,050
4.972% due 05/16/2029 •	4,985	5,737
5.088% due 06/20/2030 •	6,300	7,140
5.200% due 05/12/2026	1,300	1,473

BBVA Bancomer S.A.
4.375% due 04/10/2024	4,200	4,572
5.125% due 01/18/2033 •(g)	7,800	8,044
6.750% due 09/30/2022	10,938	11,801

BGC Partners, Inc.
4.375% due 12/15/2025	6,200	6,608
5.125% due 05/27/2021	1,000	1,005
5.375% due 07/24/2023	6,000	6,526

Blackstone Holdings Finance Co. LLC
1.600% due 03/30/2031	800	735
2.500% due 01/10/2030	1,200	1,219

BNP Paribas S.A.
2.219% due 06/09/2026 •	18,600	19,084
2.819% due 11/19/2025 •	1,200	1,264
3.052% due 01/13/2031 •	900	923
4.625% due 02/25/2031 •(f)(g)	7,500	7,472
4.705% due 01/10/2025 •	700	770
5.198% due 01/10/2030 •	7,300	8,642
6.625% due 03/25/2024 •(f)(g)	5,250	5,750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 03/14/2022 •(f)(g)	$4,300	$4,472
7.000% due 08/16/2028 •(f)(g)	2,800	3,247
7.375% due 08/19/2025 •(f)(g)	500	580

BOC Aviation Ltd.
1.252% (US0003M + 1.050%) due 05/04/2021 ~	2,100	2,099
3.500% due 10/10/2024	12,400	13,306
4.000% due 01/25/2024	700	751

Boston Properties LP
2.900% due 03/15/2030	2,300	2,324
3.250% due 01/30/2031	7,550	7,826

BPCE S.A.
1.000% due 01/20/2026	7,000	6,835
4.500% due 03/15/2025	5,700	6,282

Brixmor Operating Partnership LP
1.255% (US0003M + 1.050%) due 02/01/2022 ~	5,630	5,642

Brookfield Finance, Inc.
3.900% due 01/25/2028	300	330
4.350% due 04/15/2030	4,800	5,427

Canadian Imperial Bank of Commerce
0.410% (SOFRRATE + 0.400%) due 12/14/2023 ~	1,000	1,001

Cantor Fitzgerald LP
6.500% due 06/17/2022	1,200	1,280

CBL & Associates LP
5.950% due 12/15/2026 ^(c)	900	517

CI Financial Corp.
3.200% due 12/17/2030	2,100	2,091

Citibank N.A.
3.650% due 01/23/2024	500	542

Citigroup, Inc.
1.168% (US0003M + 0.950%) due 07/24/2023 ~	10,000	10,083
1.292% (US0003M + 1.100%) due 05/17/2024 ~	1,000	1,015
1.392% (US0003M + 1.190%) due 08/02/2021 ~	19,500	19,572
1.621% (US0003M + 1.430%) due 09/01/2023 ~	2,900	2,947
2.572% due 06/03/2031 •(h)	10,500	10,500
3.106% due 04/08/2026 •	1,700	1,816
3.200% due 10/21/2026	5,337	5,739
3.668% due 07/24/2028 •	9	10
4.044% due 06/01/2024 •	8,300	8,899

Citizens Bank N.A.
2.250% due 04/28/2025	1,000	1,039
3.750% due 02/18/2026	1,650	1,816

CK Hutchison International Ltd.
3.250% due 04/11/2024	600	643

CNH Industrial Capital LLC
4.875% due 04/01/2021	6,500	6,500

Corporate Office Properties LP
2.250% due 03/15/2026	4,500	4,578

Country Garden Holdings Co. Ltd.
7.125% due 01/27/2022	900	934

Credit Agricole S.A.
1.247% due 01/26/2027 •	4,750	4,649

Credit Suisse AG
2.100% due 11/12/2021	7,400	7,478
3.625% due 09/09/2024	2,600	2,819
6.500% due 08/08/2023 (g)	27,938	30,833

Credit Suisse Group AG
2.593% due 09/11/2025 •	13,300	13,799
2.997% due 12/14/2023 •	1,300	1,345
3.750% due 03/26/2025	13,650	14,724
3.800% due 06/09/2023	4,800	5,096
3.869% due 01/12/2029 •	2,200	2,362
4.207% due 06/12/2024 •	1,600	1,710
4.550% due 04/17/2026	600	672

Crown Castle International Corp.
1.350% due 07/15/2025	7,400	7,392
3.150% due 07/15/2023	3,000	3,179
3.300% due 07/01/2030	3,379	3,542
4.150% due 07/01/2050	7,085	7,634

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	73

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CubeSmart LP
3.000% due 02/15/2030	$2,100	$2,136
4.000% due 11/15/2025	2,933	3,221
4.375% due 02/15/2029	7,650	8,529

CyrusOne LP
3.450% due 11/15/2029	500	515

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026	4,500	4,643

Danske Bank A/S
1.244% (US0003M + 1.060%) due 09/12/2023 ~	1,900	1,917

Deutsche Bank AG
2.222% due 09/18/2024 •	50,000	51,354
3.300% due 11/16/2022	8,100	8,417
3.547% due 09/18/2031 •	2,100	2,171
3.961% due 11/26/2025 •	2,000	2,167
4.250% due 10/14/2021	24,000	24,449

Digital Realty Trust LP
4.450% due 07/15/2028	30	34

Doctors Co. An Interinsurance Exchange
6.500% due 10/15/2023	675	731

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	281	280

E*TRADE Financial Corp.
4.500% due 06/20/2028	1,700	1,942

EPR Properties
4.500% due 04/01/2025	3,500	3,621
4.750% due 12/15/2026	8,000	8,416
4.950% due 04/15/2028	700	721

Equinix, Inc.
2.150% due 07/15/2030	3,000	2,855
2.625% due 11/18/2024	9,680	10,205
3.200% due 11/18/2029	5,075	5,282

Equitable Holdings, Inc.
4.350% due 04/20/2028	1,800	2,017

ERP Operating LP
3.375% due 06/01/2025	1,700	1,844
3.500% due 03/01/2028	1,774	1,919

Essex Portfolio LP
3.000% due 01/15/2030	4,300	4,412
3.375% due 04/15/2026	820	888
3.500% due 04/01/2025	800	865
3.875% due 05/01/2024	3,500	3,785

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030	4,300	4,702

Federal Realty Investment Trust
3.250% due 07/15/2027	3,300	3,509
3.500% due 06/01/2030	1,693	1,777

Fidelity National Financial, Inc.
2.450% due 03/15/2031	900	871
3.400% due 06/15/2030	5,700	5,961

First American Financial Corp.
4.300% due 02/01/2023	2,975	3,150

FMR LLC
4.950% due 02/01/2033	1,600	1,959

Ford Motor Credit Co. LLC
1.048% (US0003M + 0.810%) due 04/05/2021 ~	5,800	5,800
1.276% (US0003M + 1.080%) due 08/03/2022 ~	500	496
1.429% (US0003M + 1.235%) due 02/15/2023 ~	5,100	5,051
1.463% (US0003M + 1.270%) due 03/28/2022 ~	300	298
3.470% due 04/05/2021	5,854	5,854
3.550% due 10/07/2022	10,100	10,359
5.584% due 03/18/2024	14,600	15,777
5.596% due 01/07/2022	1,213	1,249
5.875% due 08/02/2021	200	203

GA Global Funding Trust
1.625% due 01/15/2026	1,500	1,499

GE Capital Funding LLC
3.450% due 05/15/2025	16,470	17,817
4.050% due 05/15/2027	3,000	3,345
4.400% due 05/15/2030	26,300	29,798

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025	$11,147	$12,094

General Motors Financial Co., Inc.
1.228% (US0003M + 0.990%) due 01/05/2023 ~	500	504
1.784% (US0003M + 1.550%) due 01/14/2022 ~	11,700	11,821
4.250% due 05/15/2023	10	11

GLP Capital LP
3.350% due 09/01/2024	2,700	2,862
4.000% due 01/15/2030	2,900	3,022
4.000% due 01/15/2031	6,200	6,419
5.250% due 06/01/2025	1,500	1,685
5.300% due 01/15/2029	500	562
5.375% due 11/01/2023	2,600	2,847
5.375% due 04/15/2026	100	112
5.750% due 06/01/2028	1,200	1,388

Goldman Sachs Group, Inc.
1.218% (US0003M + 1.000%) due 07/24/2023 ~	4,218	4,250
1.244% (US0003M + 1.050%) due 06/05/2023 ~	11,200	11,284
1.325% (US0003M + 1.110%) due 04/26/2022 ~	9,000	9,005
1.364% (US0003M + 1.170%) due 05/15/2026 ~	5,000	5,068
2.908% due 06/05/2023 •	7,449	7,650
3.691% due 06/05/2028 •	5,000	5,474
3.850% due 01/26/2027	700	768
4.223% due 05/01/2029 •	6,800	7,633

Goodman HK Finance
4.375% due 06/19/2024	900	980

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	1,925	2,138

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	500	532

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	1,900	2,019

Guardian Life Global Funding
2.900% due 05/06/2024	4,000	4,268

Hanover Insurance Group, Inc.
2.500% due 09/01/2030	1,500	1,470

Healthcare Realty Trust, Inc.
3.875% due 05/01/2025	600	651

Healthcare Trust of America Holdings LP
2.000% due 03/15/2031	3,700	3,450

Healthpeak Properties, Inc.
3.000% due 01/15/2030	1,500	1,548

Highwoods Realty LP
2.600% due 02/01/2031	1,000	979
3.050% due 02/15/2030	4,600	4,652

Host Hotels & Resorts LP
3.375% due 12/15/2029	3,900	3,873
3.500% due 09/15/2030	1,500	1,509
3.875% due 04/01/2024	1,106	1,173
4.000% due 06/15/2025	900	957

HSBC Holdings PLC
1.564% (US0003M + 1.380%) due 09/12/2026 ~	800	824
2.099% due 06/04/2026 •	4,700	4,784
2.633% due 11/07/2025 •	5,600	5,856
2.848% due 06/04/2031 •	500	501
3.803% due 03/11/2025 •	1,000	1,080
4.000% due 03/09/2026 •(f)(g)	7,800	7,781
4.300% due 03/08/2026	600	672
4.600% due 12/17/2030 •(f)(g)	4,100	4,064
4.700% due 03/09/2031 •(f)(g)	5,900	5,826
6.500% due 03/23/2028 •(f)(g)	6,300	7,076

Hudson Pacific Properties LP
3.250% due 01/15/2030	4,000	4,028
3.950% due 11/01/2027	2,000	2,147
4.650% due 04/01/2029	3,600	4,035

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030	2,400	2,392

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	2,800	3,081

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
1.238% (US0003M + 1.000%) due 10/02/2023 ~	$3,600	$3,658

Intercontinental Exchange, Inc.
0.700% due 06/15/2023	7,900	7,912
3.750% due 12/01/2025	4,000	4,389

International Lease Finance Corp.
8.625% due 01/15/2022	8,800	9,339

Intesa Sanpaolo SpA
3.250% due 09/23/2024	3,200	3,411
5.017% due 06/26/2024	2,200	2,404

Jefferies Group LLC
6.500% due 01/20/2043	400	512

JPMorgan Chase & Co.
1.108% (US0003M + 0.890%) due 07/23/2024 ~	6,390	6,470
1.448% (US0003M + 1.230%) due 10/24/2023 ~	3,100	3,149
1.514% due 06/01/2024 •	10,000	10,211
2.301% due 10/15/2025 •	5,100	5,311
3.797% due 07/23/2024 •	5,150	5,514
8.750% due 09/01/2030	75	111

Kilroy Realty LP
3.050% due 02/15/2030	3,439	3,466
3.450% due 12/15/2024	3,000	3,210
4.375% due 10/01/2025	4,300	4,732
4.750% due 12/15/2028	800	906

Kimco Realty Corp.
2.700% due 10/01/2030	1,800	1,794

LeasePlan Corp. NV
2.875% due 10/24/2024	3,400	3,578

Legg Mason, Inc.
5.625% due 01/15/2044	1,000	1,325

Lexington Realty Trust
2.700% due 09/15/2030	2,400	2,347

Life Storage LP
3.875% due 12/15/2027	2,700	2,993
4.000% due 06/15/2029	1,475	1,600

Lloyds Bank PLC
7.500% due 04/02/2032 þ	2,400	1,845

Lloyds Banking Group PLC
2.438% due 02/05/2026 •	7,300	7,564
3.750% due 01/11/2027	12,600	13,837
4.450% due 05/08/2025	15,900	17,781
4.550% due 08/16/2028	1,600	1,824
4.582% due 12/10/2025	13,200	14,751
7.500% due 09/27/2025 •(f)(g)	2,600	2,977

Loews Corp.
3.200% due 05/15/2030	4,300	4,553

Macquarie Group Ltd.
3.189% due 11/28/2023 •	8,000	8,332

MassMutual Global Funding
0.480% due 08/28/2023	800	800
2.750% due 06/22/2024	700	745

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •	600	695

Mid-America Apartments LP
3.750% due 06/15/2024	1,500	1,624
3.950% due 03/15/2029	2,747	3,035
4.200% due 06/15/2028	3,500	3,919

Mitsubishi UFJ Financial Group, Inc.
0.865% (US0003M + 0.650%) due 07/26/2021 ~	6,200	6,212
1.244% (US0003M + 1.060%) due 09/13/2021 ~	4,000	4,017
1.412% due 07/17/2025	12,000	11,999
3.195% due 07/18/2029	3,600	3,784
3.407% due 03/07/2024	1,200	1,289

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.559% due 02/28/2024	800	856

Mizuho Financial Group, Inc.
0.786% (US0003M + 0.610%) due 09/08/2024 ~	5,000	5,017
0.818% (US0003M + 0.630%) due 05/25/2024 ~	5,000	5,025

74	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.034% (US0003M + 0.850%) due 09/13/2023 ~	$12,700	$12,808
1.241% due 07/10/2024 •	16,600	16,778
2.555% due 09/13/2025 •	2,500	2,617
2.632% due 04/12/2021	5,000	5,002
2.869% due 09/13/2030 •	1,800	1,839

Morgan Stanley
1.413% (US0003M + 1.220%) due 05/08/2024 ~	4,000	4,064
4.000% due 07/23/2025	1,400	1,555

MPT Operating Partnership LP
4.625% due 08/01/2029	2,600	2,740

MUFG Americas Holdings Corp.
3.000% due 02/10/2025	5,122	5,442

MUFG Union Bank N.A.
2.100% due 12/09/2022	4,300	4,418

Nasdaq, Inc.
2.500% due 12/21/2040	3,000	2,640

National Health Investors, Inc.
3.000% due 02/01/2031	2,500	2,342

National Retail Properties, Inc.
2.500% due 04/15/2030	500	491

Nationwide Building Society
3.766% due 03/08/2024 •	2,465	2,605
3.960% due 07/18/2030 •	8,500	9,285
4.302% due 03/08/2029 •	12,200	13,516
4.363% due 08/01/2024 •	9,400	10,154

Nationwide Financial Services, Inc.
3.900% due 11/30/2049	1,900	1,935

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~	7,400	7,563
3.875% due 09/12/2023	2,685	2,880
4.269% due 03/22/2025 •	4,800	5,238
4.800% due 04/05/2026	500	568
4.892% due 05/18/2029 •	3,200	3,650
5.076% due 01/27/2030 •	28,000	32,429
6.000% due 12/29/2025 •(f)(g)	23,000	25,293

New York Life Insurance Co.
3.750% due 05/15/2050	2,200	2,334

Nissan Motor Acceptance Corp.
1.050% due 03/08/2024	16,000	16,015
1.115% (US0003M + 0.890%) due 01/13/2022 ~	300	301
1.900% due 09/14/2021	3,728	3,745
2.800% due 01/13/2022	1,238	1,257
3.875% due 09/21/2023	3,700	3,948

Nomura Holdings, Inc.
1.851% due 07/16/2025	4,000	3,995
2.679% due 07/16/2030	5,000	4,918
3.103% due 01/16/2030	3,700	3,762

NTT Finance Corp.
1.900% due 07/21/2021	5,000	5,025

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023	1,956	2,103
4.500% due 01/15/2025	3,700	4,003
5.250% due 01/15/2026	2,200	2,490

Oversea-Chinese Banking Corp. Ltd.
0.648% (US0003M + 0.450%) due 05/17/2021 ~	2,000	2,007

Pacific Life Insurance Co.
9.250% due 06/15/2039	900	1,370

Pacific LifeCorp
3.350% due 09/15/2050	1,000	975

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	790	825
5.250% due 08/15/2022	10,513	11,040
5.500% due 02/15/2024	680	740

Physicians Realty LP
3.950% due 01/15/2028	900	964
4.300% due 03/15/2027	2,475	2,722

Piper Jaffray Cos.
4.740% due 10/15/2021	3,300	3,321

Pricoa Global Funding
0.800% due 09/01/2025	2,000	1,965

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Principal Financial Group, Inc.
2.125% due 06/15/2030	$3,250	$3,132

Principal Life Global Funding
1.250% due 06/23/2025	1,000	999

Prologis LP
2.125% due 04/15/2027	300	307
4.375% due 02/01/2029	4,700	5,407

Protective Life Corp.
3.400% due 01/15/2030	6,600	6,889

Protective Life Global Funding
1.170% due 07/15/2025	1,500	1,484
1.737% due 09/21/2030	4,800	4,496

QNB Finance Ltd.
1.243% (SOFRRATE + 1.225%) due 02/12/2022 ~	1,600	1,603

Regency Centers LP
2.950% due 09/15/2029	2,300	2,341
3.700% due 06/15/2030	1,300	1,393

Reliance Standard Life Global Funding
2.500% due 10/30/2024	400	419

Santander Holdings USA, Inc.
3.244% due 10/05/2026	18,220	19,287
3.400% due 01/18/2023	6,600	6,892
3.450% due 06/02/2025	5,300	5,685
3.500% due 06/07/2024	500	535
4.500% due 07/17/2025	1,100	1,219

Santander UK Group Holdings PLC
2.875% due 08/05/2021	9,680	9,763
3.373% due 01/05/2024 •	800	837
3.571% due 01/10/2023	2,200	2,249
4.750% due 09/15/2025	2,600	2,884
4.796% due 11/15/2024 •	3,800	4,184

Santander UK PLC
3.400% due 06/01/2021	3,400	3,416
5.000% due 11/07/2023	2,473	2,711

SBA Tower Trust
3.168% due 04/09/2047	100	100

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022	4,100	4,303
5.250% due 05/23/2023 (g)	1,100	1,167
5.717% due 06/16/2021	4,500	4,538
6.125% due 02/07/2022	2,000	2,083

Service Properties Trust
4.650% due 03/15/2024	600	601
4.750% due 10/01/2026	3,700	3,617

SL Green Operating Partnership LP
1.174% (US0003M + 0.980%) due 08/16/2021 ~	4,500	4,500

SL Green Realty Corp.
4.500% due 12/01/2022	7,200	7,541

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	4,955	5,267
4.125% due 07/15/2023	4,200	4,473

Societe Generale S.A.
1.488% due 12/14/2026 •	12,500	12,291

Spirit Realty LP
2.100% due 03/15/2028	5,100	4,965
3.200% due 02/15/2031	1,300	1,304
4.000% due 07/15/2029	1,700	1,843

Standard Chartered PLC
0.991% due 01/12/2025 •	7,500	7,463
1.383% (US0003M + 1.200%) due 09/10/2022 ~	5,000	5,021
1.456% due 01/14/2027 •	8,900	8,697
4.750% due 01/14/2031 •(f)(g)	12,700	12,663

Stifel Financial Corp.
4.000% due 05/15/2030	1,900	2,056

STORE Capital Corp.
2.750% due 11/18/2030	900	882
4.625% due 03/15/2029	1,500	1,670

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025	24,300	24,336
3.364% due 07/12/2027	950	1,032

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023	4,600	4,616

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Synchrony Financial
3.700% due 08/04/2026	$100	$108
5.150% due 03/19/2029	200	231

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •	2,800	2,971

Temasek Financial Ltd.
2.375% due 01/23/2023	5,000	5,181

Truist Bank
1.500% due 03/10/2025	1,000	1,017

Trust Fibra Uno
4.869% due 01/15/2030	4,300	4,669

UBS AG
0.378% (SOFRRATE + 0.360%) due 02/09/2024 ~	11,800	11,792
5.125% due 05/15/2024 (g)	3,600	3,972
7.625% due 08/17/2022 (g)	2,250	2,453

UBS Group AG
1.144% (US0003M + 0.950%) due 08/15/2023 ~	8,400	8,478
1.364% due 01/30/2027 •	8,200	8,086
2.859% due 08/15/2023 •	17,000	17,529
4.125% due 09/24/2025	1,900	2,111
4.375% due 02/10/2031 •(f)(g)	1,500	1,484
7.000% due 02/19/2025 •(f)(g)	400	457
7.125% due 08/10/2021 •(f)(g)	1,100	1,122

UDR, Inc.
3.000% due 08/15/2031	8,590	8,741
3.100% due 11/01/2034	2,200	2,218
3.200% due 01/15/2030	2,700	2,844

UniCredit SpA
3.750% due 04/12/2022 (j)	3,000	3,089
5.459% due 06/30/2035 •	8,500	9,022
7.830% due 12/04/2023	14,800	17,259

Vanke Real Estate Hong Kong Co. Ltd.
4.150% due 04/18/2023	4,000	4,218

VEREIT Operating Partnership LP
3.950% due 08/15/2027	12,700	13,951
4.625% due 11/01/2025	1,755	1,982
4.875% due 06/01/2026	2,900	3,323

Vonovia Finance BV
5.000% due 10/02/2023	5,655	6,022

Vornado Realty LP
3.500% due 01/15/2025	12	13

WEA Finance LLC
3.750% due 09/17/2024	7,600	8,048

Wells Fargo Bank N.A.
2.897% due 05/27/2022 •	4,400	4,417
3.625% due 10/22/2021	12,400	12,595
6.600% due 01/15/2038	720	1,023

Weyerhaeuser Co.
4.000% due 11/15/2029	3,600	4,010
4.000% due 04/15/2030	12,500	13,828

WP Carey, Inc.
4.000% due 02/01/2025	5,200	5,665
4.250% due 10/01/2026	2,900	3,260

XLIT Ltd.
4.450% due 03/31/2025	1,100	1,228

		2,072,513

INDUSTRIALS 30.8%

7-Eleven, Inc.
0.645% (US0003M + 0.450%) due 08/10/2022 ~	9,500	9,510

AbbVie, Inc.
2.950% due 11/21/2026	1,100	1,172
3.200% due 11/06/2022	9,277	9,629
3.200% due 11/21/2029	4,900	5,216

Adani Transmission Ltd.
4.000% due 08/03/2026	1,600	1,709

Air Canada Pass-Through Trust
3.300% due 07/15/2031	4,186	4,091

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029	5,525	6,063

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	75

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alcon Finance Corp.
2.600% due 05/27/2030	$7,700	$7,730
3.000% due 09/23/2029	7,500	7,789

Alibaba Group Holding Ltd.
2.125% due 02/09/2031	5,000	4,774

Allegion PLC
3.500% due 10/01/2029	6,200	6,520

American Airlines Pass-Through Trust
3.000% due 04/15/2030	5,339	5,398
3.150% due 08/15/2033	2,648	2,646
3.350% due 04/15/2031	7,782	7,883
3.375% due 11/01/2028	872	850
3.575% due 07/15/2029	1,178	1,197
3.600% due 03/22/2029	1,899	1,917
3.700% due 04/01/2028	508	505

Amgen, Inc.
3.625% due 05/22/2024	3,150	3,402
4.663% due 06/15/2051	400	486

Anheuser-Busch InBev Worldwide, Inc.
4.150% due 01/23/2025	2,000	2,224

AP Moller - Maersk A/S
3.750% due 09/22/2024	2,400	2,595
3.875% due 09/28/2025	1,900	2,078

Aptiv PLC
4.250% due 01/15/2026	700	787

Arrow Electronics, Inc.
3.250% due 09/08/2024	4,800	5,132
4.500% due 03/01/2023	9,970	10,588

Ashtead Capital, Inc.
4.000% due 05/01/2028	4,000	4,189

Autodesk, Inc.
3.600% due 12/15/2022	700	730

Bacardi Ltd.
4.450% due 05/15/2025	9,100	10,125

BAE Systems PLC
3.400% due 04/15/2030	800	850

Baidu, Inc.
3.875% due 09/29/2023	5,100	5,460
4.125% due 06/30/2025	500	550
4.375% due 05/14/2024	2,600	2,857

Bayer U.S. Finance LLC
2.750% due 07/15/2021	1,400	1,408
3.875% due 12/15/2023	6,100	6,580
4.250% due 12/15/2025	7,500	8,353
4.375% due 12/15/2028	2,300	2,599

Berry Global, Inc.
4.875% due 07/15/2026	100	106

Boeing Co.
1.433% due 02/04/2024	15,000	15,192
1.875% due 06/15/2023	2,125	2,165
2.196% due 02/04/2026	23,400	23,343
2.300% due 08/01/2021	4,900	4,932
3.625% due 02/01/2031	3,350	3,509
4.508% due 05/01/2023	2,000	2,141
5.040% due 05/01/2027	10,000	11,410
5.150% due 05/01/2030	3,500	4,035
5.705% due 05/01/2040	4,500	5,517
5.930% due 05/01/2060	10,000	12,865

Boston Scientific Corp.
1.900% due 06/01/2025	5,100	5,240
4.000% due 03/01/2029	7,700	8,571

Bristol-Myers Squibb Co.
0.574% (US0003M + 0.380%) due 05/16/2022 ~	5,500	5,520
3.250% due 02/20/2023	13,278	13,940

British Airways Pass-Through Trust
3.350% due 12/15/2030	5,172	4,997
3.800% due 03/20/2033	1,615	1,688
4.125% due 03/20/2033	2,217	2,227

Broadcom Corp.
3.500% due 01/15/2028	1,300	1,381
3.875% due 01/15/2027	3,641	3,956

Broadcom, Inc.
2.450% due 02/15/2031	37,220	35,159
2.600% due 02/15/2033	9,200	8,579
3.150% due 11/15/2025	675	720

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.419% due 04/15/2033	$2,425	$2,444
3.459% due 09/15/2026	6,461	6,938
3.469% due 04/15/2034	19,759	19,930
4.110% due 09/15/2028	19,212	21,036
4.150% due 11/15/2030	12,650	13,670
4.300% due 11/15/2032	8,002	8,724
5.000% due 04/15/2030	3,200	3,651

Cameron LNG LLC
2.902% due 07/15/2031	4,300	4,348

Campbell Soup Co.
2.500% due 08/02/2022	5,000	5,140

Charter Communications Operating LLC
3.500% due 06/01/2041	8,500	8,073
4.464% due 07/23/2022	9,000	9,389
4.800% due 03/01/2050	9,700	10,430
4.908% due 07/23/2025	23,500	26,656
5.050% due 03/30/2029	200	230
5.125% due 07/01/2049	2,000	2,254

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	700	739

Citrix Systems, Inc.
1.250% due 03/01/2026	3,350	3,296
3.300% due 03/01/2030	4,000	4,119

Comcast Corp.
3.100% due 04/01/2025	200	216

Conagra Brands, Inc.
4.300% due 05/01/2024	3,300	3,640

Constellation Brands, Inc.
2.650% due 11/07/2022	2,000	2,063
4.750% due 11/15/2024	900	1,019

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	4,123	4,312

CoStar Group, Inc.
2.800% due 07/15/2030	3,000	2,938

Cox Communications, Inc.
1.800% due 10/01/2030	4,400	4,076
3.150% due 08/15/2024	3,200	3,419
3.500% due 08/15/2027	1,300	1,414

CRH America, Inc.
3.875% due 05/18/2025	5,000	5,473

Crown Castle Towers LLC
3.222% due 05/15/2042	2,485	2,501
3.720% due 07/15/2043	500	520
4.241% due 07/15/2048	900	1,006

CVS Health Corp.
2.750% due 12/01/2022	3,000	3,099
3.750% due 04/01/2030	7,800	8,518
3.875% due 07/20/2025	1,300	1,438

CVS Pass-Through Trust
7.507% due 01/10/2032	1,478	1,851

D.R. Horton, Inc.
2.600% due 10/15/2025	3,795	3,996

DAE Funding LLC
1.625% due 02/15/2024	3,300	3,296
2.625% due 03/20/2025	3,500	3,531

Daimler Finance North America LLC
1.094% (US0003M + 0.900%) due 02/15/2022 ~	11,000	11,075
2.000% due 07/06/2021	2,800	2,812
2.200% due 10/30/2021	1,850	1,870
3.350% due 05/04/2021	8,265	8,285
3.400% due 02/22/2022	700	718

Dell International LLC
4.000% due 07/15/2024	7,300	7,929
4.900% due 10/01/2026	5,700	6,470
5.850% due 07/15/2025	6,948	8,106
6.020% due 06/15/2026	11,300	13,389
6.100% due 07/15/2027	855	1,029
6.200% due 07/15/2030	2,400	2,983

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	3,201	3,347

Delta Air Lines, Inc.
2.900% due 10/28/2024	8,570	8,575
3.625% due 03/15/2022	550	556
3.750% due 10/28/2029	6,500	6,345
4.750% due 10/20/2028	200	218
7.000% due 05/01/2025	6,300	7,263

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diageo Capital PLC
3.500% due 09/18/2023	$3,750	$4,022

Discovery Communications LLC
2.950% due 03/20/2023	579	605

eBay, Inc.
1.900% due 03/11/2025	5,000	5,134

Enbridge, Inc.
0.689% (US0003M + 0.500%) due 02/18/2022 ~	9,100	9,127

Energy Transfer Operating LP
2.900% due 05/15/2025	7,300	7,604
7.600% due 02/01/2024	7,900	9,080

Eni SpA
4.000% due 09/12/2023	7,500	8,067

Entergy Louisiana LLC
2.350% due 06/15/2032	7,200	7,103

Enterprise Products Operating LLC
4.875% due 08/16/2077 •	400	377

EQM Midstream Partners LP
4.000% due 08/01/2024	2,400	2,445

Equifax, Inc.
2.600% due 12/15/2025	1,800	1,890

Expedia Group, Inc.
2.950% due 03/15/2031	7,850	7,749
3.800% due 02/15/2028	2,300	2,438
6.250% due 05/01/2025	8,036	9,300

Ferguson Finance PLC
3.250% due 06/02/2030	1,100	1,160

Fiserv, Inc.
3.500% due 07/01/2029	5,000	5,401

Flex Ltd.
3.750% due 02/01/2026	3,120	3,351

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	5,800	6,053

Fox Corp.
4.030% due 01/25/2024	1,400	1,521

GATX Corp.
4.750% due 06/15/2022	2,526	2,649

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022	3,000	3,144
6.510% due 03/07/2022	6,800	7,136

General Electric Co.
5.550% due 01/05/2026	27,368	32,480

General Motors Co.
4.875% due 10/02/2023	61	67

Georgia-Pacific LLC
3.600% due 03/01/2025	600	649

Global Payments, Inc.
3.200% due 08/15/2029	3,400	3,585

Globo Comunicacao e Participacoes S.A.
4.843% due 06/08/2025	1,000	1,041

Hasbro, Inc.
3.550% due 11/19/2026	4,167	4,503

HCA, Inc.
4.125% due 06/15/2029	8,000	8,875
5.250% due 06/15/2026	200	230

Heathrow Funding Ltd.
4.875% due 07/15/2023	2,505	2,530

HollyFrontier Corp.
2.625% due 10/01/2023	7,200	7,423

Huntsman International LLC
4.500% due 05/01/2029	1,000	1,109

Hyatt Hotels Corp.
5.375% due 08/15/2021	600	603
5.750% due 04/23/2030	3,500	4,098

Hyundai Capital America
1.150% due 11/10/2022	3,500	3,520

IHS Markit Ltd.
4.250% due 05/01/2029	2,400	2,707
4.750% due 08/01/2028	1,750	2,025
5.000% due 11/01/2022	1,100	1,160

76	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Imperial Brands Finance PLC
3.125% due 07/26/2024	$9,330	$9,868
3.500% due 02/11/2023	3,278	3,412
3.500% due 07/26/2026	8,500	9,095
3.750% due 07/21/2022	2,100	2,170
4.250% due 07/21/2025	2,823	3,105

Infor, Inc.
1.750% due 07/15/2025	3,800	3,845

JetBlue Pass-Through Trust
2.750% due 11/15/2033	2,505	2,527

Kinder Morgan, Inc.
8.050% due 10/15/2030	7,700	10,463

Komatsu Finance America, Inc.
2.437% due 09/11/2022	2,600	2,673

Kraft Heinz Foods Co.
4.625% due 01/30/2029	3,000	3,370

Laboratory Corp. of America Holdings
3.600% due 02/01/2025	1,700	1,840

Las Vegas Sands Corp.
2.900% due 06/25/2025	900	922
3.200% due 08/08/2024	18,650	19,457

Leidos, Inc.
3.625% due 05/15/2025	1,300	1,412

Lennar Corp.
5.875% due 11/15/2024	1,200	1,364

Level 3 Financing, Inc.
3.400% due 03/01/2027	5,575	5,913
3.875% due 11/15/2029	1,000	1,056

Magellan Midstream Partners LP
3.950% due 03/01/2050	100	99

Marriott International, Inc.
2.300% due 01/15/2022	2,046	2,068
4.625% due 06/15/2030	1,200	1,344
4.650% due 12/01/2028	4,000	4,467
5.750% due 05/01/2025	3,700	4,248

McCormick & Co., Inc.
3.900% due 07/15/2021	1,200	1,203

Medtronic, Inc.
3.500% due 03/15/2025	2,353	2,582

Micron Technology, Inc.
4.663% due 02/15/2030	2,775	3,157
4.975% due 02/06/2026	600	687

Mileage Plus Holdings LLC
6.500% due 06/20/2027	2,100	2,305

Mitsubishi Corp.
2.625% due 07/14/2022	3,900	4,007

MMK International Capital DAC
4.375% due 06/13/2024	1,400	1,501

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	2,200	2,218

Moody’s Corp.
3.250% due 05/20/2050	600	585
4.875% due 02/15/2024	525	581

Motorola Solutions, Inc.
4.600% due 02/23/2028	500	569

National Fuel Gas Co.
2.950% due 03/01/2031	1,600	1,543

NetApp, Inc.
2.375% due 06/22/2027	5,900	6,035
2.700% due 06/22/2030	6,900	6,859
3.250% due 12/15/2022	4,000	4,150

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	15,000	15,702
4.345% due 09/17/2027	16,600	18,068
4.810% due 09/17/2030	3,838	4,214

Northern Natural Gas Co.
4.100% due 09/15/2042	580	634

Northwest Pipeline LLC
4.000% due 04/01/2027	5,770	6,472

Nutrition & Biosciences, Inc.
0.697% due 09/15/2022	5,100	5,111
1.230% due 10/01/2025	1,300	1,279

NVR, Inc.
3.000% due 05/15/2030	2,760	2,835

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NXP BV
3.400% due 05/01/2030	$7,901	$8,356
3.875% due 09/01/2022	5,300	5,536

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/26/2021 (e)(f)	408	3

ONEOK Partners LP
4.900% due 03/15/2025	800	889
5.000% due 09/15/2023	2,300	2,498

Oracle Corp.
1.650% due 03/25/2026 (h)	6,800	6,857

Otis Worldwide Corp.
2.056% due 04/05/2025	5,200	5,359

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	900	947
6.000% due 04/07/2023	1,576	1,709

Packaging Corp. of America
3.650% due 09/15/2024	400	435

Penske Truck Leasing Co. LP
3.375% due 02/01/2022	2,434	2,479
3.950% due 03/10/2025	4,550	4,971
4.875% due 07/11/2022	1,800	1,898

PerkinElmer, Inc.
3.300% due 09/15/2029	3,600	3,804

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	5,000	4,915
3.900% due 12/15/2024	1,000	1,064

Phosagro OAO Via Phosagro Bond Funding DAC
3.949% due 04/24/2023	1,500	1,553

Pioneer Natural Resources Co.
4.450% due 01/15/2026	3,100	3,492

Prosus NV
3.680% due 01/21/2030	1,700	1,757

PulteGroup, Inc.
5.000% due 01/15/2027	3,100	3,571

QVC, Inc.
5.450% due 08/15/2034	6,100	6,115

RELX Capital, Inc.
3.000% due 05/22/2030	2,500	2,596

Reynolds American, Inc.
4.450% due 06/12/2025	500	555

Roche Holdings, Inc.
2.375% due 01/28/2027	2,600	2,733

Royalty Pharma PLC
0.750% due 09/02/2023	5,600	5,598

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	700	768
4.500% due 05/15/2030	11,400	12,816
5.625% due 04/15/2023	4,425	4,801
5.625% due 03/01/2025	400	458
5.750% due 05/15/2024	4,770	5,385
5.875% due 06/30/2026	10,400	12,191

Sands China Ltd.
3.800% due 01/08/2026	1,500	1,601
4.375% due 06/18/2030	2,900	3,075
4.600% due 08/08/2023	15,150	16,239
5.400% due 08/08/2028	3,700	4,236

Seagate HDD Cayman
4.125% due 01/15/2031	3,000	3,052

Smith & Nephew PLC
2.032% due 10/14/2030	2,400	2,262

Southern Co.
3.250% due 07/01/2026	1,400	1,500
3.700% due 04/30/2030	7,800	8,441

Southwest Airlines Co.
4.750% due 05/04/2023	2,400	2,592
5.125% due 06/15/2027	5,600	6,443

Spectra Energy Partners LP
3.375% due 10/15/2026	3,598	3,872

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	200	208
3.950% due 06/15/2023	4,200	4,166
4.600% due 06/15/2028	4,500	4,418

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	3,272	3,229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	$1,488	$1,501
4.738% due 09/20/2029	1,100	1,181

Standard Industries, Inc.
4.375% due 07/15/2030	6,600	6,670

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026	1,600	1,724

Suntory Holdings Ltd.
2.250% due 10/16/2024	7,000	7,301

Syngenta Finance NV
3.933% due 04/23/2021	2,070	2,074
4.441% due 04/24/2023	4,800	5,032
4.892% due 04/24/2025	5,600	5,998
5.182% due 04/24/2028	1,800	1,948

T-Mobile USA, Inc.
2.250% due 11/15/2031	10,000	9,513
3.750% due 04/15/2027	8,500	9,300
3.875% due 04/15/2030	29,800	32,381
4.500% due 04/15/2050	700	787

Takeda Pharmaceutical Co. Ltd.
2.050% due 03/31/2030	12,700	12,250

Tencent Holdings Ltd.
2.985% due 01/19/2023	950	986
3.280% due 04/11/2024	6,700	7,144
3.595% due 01/19/2028	3,900	4,185

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	5,000	4,984

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021	5,000	5,052

Textron, Inc.
3.375% due 03/01/2028	1,500	1,579

Time Warner Cable LLC
4.000% due 09/01/2021	4,800	4,825
6.550% due 05/01/2037	1,900	2,501
6.750% due 06/15/2039	1,200	1,611

Tyson Foods, Inc.
3.900% due 09/28/2023	1,200	1,294

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	1,036	1,067

United Airlines Class A Pass-Through Trust
2.900% due 11/01/2029	3,351	3,224

United Airlines Pass-Through Trust
2.700% due 11/01/2033	2,168	2,113
2.875% due 04/07/2030	757	771
3.500% due 09/01/2031	686	705
4.000% due 10/11/2027	836	867
4.150% due 02/25/2033	1,601	1,714
5.875% due 04/15/2029	6,245	6,938

Vale Overseas Ltd.
6.250% due 08/10/2026	3,700	4,407

Valero Energy Corp.
1.200% due 03/15/2024	4,500	4,517

VMware, Inc.
2.950% due 08/21/2022	3,588	3,701
4.500% due 05/15/2025	300	335
4.650% due 05/15/2027	8,500	9,648
4.700% due 05/15/2030	5,780	6,672

Volkswagen Group of America Finance LLC
1.051% (US0003M + 0.860%) due 09/24/2021 ~	7,300	7,327
2.500% due 09/24/2021	2,700	2,730
3.350% due 05/13/2025	3,800	4,083
4.000% due 11/12/2021	4,480	4,578

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024	1,800	1,902

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	1,800	1,906
4.950% due 09/15/2028	8,003	9,129

Woodside Finance Ltd.
3.650% due 03/05/2025	2,500	2,643
4.500% due 03/04/2029	900	983

WRKCo, Inc.
4.000% due 03/15/2028	600	665
4.900% due 03/15/2029	6,700	7,830

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	77

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wyeth LLC
7.250% due 03/01/2023	$8,000	$8,968

Yale University
1.482% due 04/15/2030	2,000	1,908

Yara International ASA
3.148% due 06/04/2030	1,400	1,444
3.800% due 06/06/2026	3,600	3,941
4.750% due 06/01/2028	2,700	3,079

Zimmer Biomet Holdings, Inc.
3.050% due 01/15/2026	100	107
3.375% due 11/30/2021	3,300	3,339
3.550% due 04/01/2025	4,600	4,987
3.550% due 03/20/2030	2,300	2,462

Zoetis, Inc.
4.500% due 11/13/2025	500	567

		1,436,645

UTILITIES 9.6%

AES Corp.
3.300% due 07/15/2025	2,000	2,125
3.950% due 07/15/2030	2,000	2,142

Arizona Public Service Co.
2.650% due 09/15/2050	3,500	3,043

AT&T, Inc.
2.750% due 06/01/2031	22,500	22,439
3.500% due 06/01/2041	300	297
3.550% due 09/15/2055	14,359	13,165
3.650% due 06/01/2051	275	266
3.650% due 09/15/2059	314	288
3.800% due 12/01/2057	1,907	1,818
3.850% due 06/01/2060	175	168
4.450% due 04/01/2024	700	768

Avangrid, Inc.
3.800% due 06/01/2029	300	330

BG Energy Capital PLC
4.000% due 10/15/2021	10,400	10,598

Black Hills Corp.
2.500% due 06/15/2030	2,200	2,166

British Transco International Finance BV
0.000% due 11/04/2021 (e)	1,860	1,856

CMS Energy Corp.
4.750% due 06/01/2050 •	200	216

Duke Energy Corp.
2.650% due 09/01/2026	200	209
3.550% due 09/15/2021	1,400	1,409
3.950% due 10/15/2023	1,400	1,506

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	5,221	6,358

East Ohio Gas Co.
1.300% due 06/15/2025	8,600	8,584

Enel Finance International NV
2.650% due 09/10/2024	2,700	2,842
3.625% due 05/25/2027	1,372	1,486
4.625% due 09/14/2025	5,100	5,779

Engie S.A.
2.875% due 10/10/2022	783	811

Entergy Arkansas LLC
3.500% due 04/01/2026	4,900	5,359

Entergy Corp.
1.900% due 06/15/2028	8,800	8,609
2.400% due 06/15/2031	3,500	3,389
3.750% due 06/15/2050	2,900	2,918

Exelon Corp.
3.400% due 04/15/2026	700	758
3.950% due 06/15/2025	1,000	1,094

FirstEnergy Corp.
1.600% due 01/15/2026	3,800	3,700
2.250% due 09/01/2030	1,125	1,045
3.350% due 07/15/2022	700	711

FirstEnergy Transmission LLC
2.866% due 09/15/2028	8,200	8,280

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	1,500	1,561
6.000% due 11/27/2023	3,500	3,858

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029	$6,500	$6,186

Georgia Power Co.
3.250% due 03/15/2051	9,500	9,111

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	506	547
4.250% due 05/01/2030	3,787	4,141

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022	5,125	5,200
3.900% due 04/01/2024	8,616	8,902

Mississippi Power Co.
3.950% due 03/30/2028	100	110

Monongahela Power Co.
3.550% due 05/15/2027	3,195	3,387

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022	700	715
2.750% due 05/01/2025	5,100	5,394
3.250% due 04/01/2026	3,540	3,832
3.550% due 05/01/2027	5,000	5,495

NGPL PipeCo LLC
4.375% due 08/15/2022	369	383
4.875% due 08/15/2027	1,295	1,448

Niagara Mohawk Power Corp.
3.508% due 10/01/2024	10,000	10,793
4.278% due 12/15/2028	5,000	5,654

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	2,600	2,736

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	356	350

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	3,156	623

Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,481

ONEOK, Inc.
2.750% due 09/01/2024	4,000	4,200
4.550% due 07/15/2028	1,700	1,873
6.350% due 01/15/2031	1,600	2,013

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~	7,500	7,515
1.750% due 06/16/2022	4,100	4,106
2.100% due 08/01/2027	3,700	3,628
2.950% due 03/01/2026	3,800	3,920
3.150% due 01/01/2026	12,400	12,927
3.250% due 06/15/2023	1,000	1,042
3.400% due 08/15/2024	3,800	4,029
3.450% due 07/01/2025	4,715	4,994
3.500% due 06/15/2025	20,300	21,541
3.750% due 02/15/2024	12,900	13,727
3.750% due 07/01/2028	3,015	3,199
3.850% due 11/15/2023	8,147	8,650
4.250% due 08/01/2023	16,103	17,187
4.500% due 12/15/2041	4,969	4,832
4.550% due 07/01/2030	9,600	10,420
4.650% due 08/01/2028	300	331

PT Perusahaan Listrik Negara
3.000% due 06/30/2030	3,000	2,959

Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	3,026

Public Service Enterprise Group, Inc.
2.650% due 11/15/2022	4,825	4,992

Puget Energy, Inc.
4.100% due 06/15/2030	1,400	1,520

Rio Oil Finance Trust
9.250% due 07/06/2024	906	1,008
9.750% due 01/06/2027	1,181	1,384

Sempra Energy
3.400% due 02/01/2028	200	215
6.000% due 10/15/2039	800	1,064

Sinopec Group Overseas Development Ltd.
2.750% due 05/03/2021	1,000	1,001

Southern California Edison Co.
0.650% (SOFRRATE + 0.640%) due 04/03/2023 ~(a)	2,700	2,703

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.840% (SOFRRATE + 0.830%) due 04/01/2024 ~(a)	$7,700	$7,714
2.250% due 06/01/2030	8,955	8,684
2.850% due 08/01/2029	2,000	2,034
3.400% due 06/01/2023	100	106
3.700% due 08/01/2025	2,600	2,842
4.875% due 03/01/2049	4,277	4,977
6.650% due 04/01/2029	4,500	5,483

Southern California Gas Co.
3.950% due 02/15/2050	4,100	4,546

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	300	333

State Grid Overseas Investment Ltd.
3.750% due 05/02/2023	3,000	3,181

Systems Energy Resources, Inc.
2.140% due 12/09/2025	3,300	3,225

Verizon Communications, Inc.
0.750% due 03/22/2024	16,300	16,323
1.450% due 03/20/2026	10,850	10,856
2.100% due 03/22/2028	7,500	7,536
2.550% due 03/21/2031	6,800	6,800
2.625% due 08/15/2026	1,600	1,693
2.987% due 10/30/2056	311	275
5.012% due 04/15/2049	30	37

		445,090

Total Corporate Bonds & Notes (Cost $3,835,439)		3,954,248

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Southwest Airlines Co.
1.250% due 05/01/2025	1,000	1,722

Total Convertible Bonds & Notes (Cost $1,248)		1,722

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.1%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	100	155

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	100	158

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	600	777

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	300	434

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	300	463

		1,987

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	8,537	12,322

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	625	835

MASSACHUSETTS 0.0%

Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	300	367

78	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.0%

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	$300	$366

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	6,210	10,694

Total Municipal Bonds & Notes (Cost $23,553)		26,571

U.S. GOVERNMENT AGENCIES 1.2%

Ginnie Mae
8.500% due 08/15/2030	9	9

Uniform Mortgage-Backed Security
3.500% due 08/01/2047 - 08/01/2048	6,403	6,790
4.000% due 02/01/2049 - 09/01/2049	12,769	13,706

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2051	34,350	36,857

Total U.S. Government Agencies (Cost $56,644)		57,362

U.S. TREASURY OBLIGATIONS 0.4%

U.S. Treasury Bonds
1.375% due 11/15/2040	20	17

U.S. Treasury Notes
0.125% due 12/15/2023 (l)(n)	3,100	3,087
0.375% due 11/30/2025 (l)(n)	7,440	7,279
0.500% due 02/28/2026	9,600	9,413
1.500% due 10/31/2024 (n)	3	3

Total U.S. Treasury Obligations (Cost $20,028)		19,799

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

DC Office Trust
2.965% due 09/15/2045	10,500	10,974

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	520	539

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	9,478	9,894

Structured Asset Mortgage Investments Trust
0.810% due 03/19/2034 •	393	393

Total Non-Agency Mortgage-Backed Securities (Cost $21,233)		21,800

ASSET-BACKED SECURITIES 0.1%

MelTel Land Funding LLC
3.768% due 04/15/2049	691	730

RBSSP Resecuritization Trust
0.290% due 11/26/2036 •	746	740

START Ireland
4.089% due 03/15/2044	617	621

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	4,200	4,214

Total Asset-Backed Securities (Cost $6,235)		6,305

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.9%

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030	$2,500	$2,685

Kuwait International Government Bond
2.750% due 03/20/2022	6,200	6,341

Qatar Government International Bond
3.750% due 04/16/2030	4,300	4,816
3.875% due 04/23/2023	5,900	6,296

Saudi Government International Bond
2.250% due 02/02/2033	9,300	8,773
2.875% due 03/04/2023	6,500	6,765

South Africa Government International Bond
4.850% due 09/30/2029	6,000	6,052

Total Sovereign Issues (Cost $40,560)		41,728

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Wells Fargo & Co.
7.500%	13,190	18,696

Total Convertible Preferred Securities (Cost $10,405)		18,696

PREFERRED SECURITIES 3.6%

BANKING & FINANCE 2.6%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~	3,080,000	1,748

Bank of America Corp.
5.125% due 06/20/2024 •(f)	8,900,000	9,462
5.875% due 03/15/2028 •(f)	21,585,000	23,569

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(f)	400,000	434

Charles Schwab Corp.
4.000% due 12/01/2030 •(f)	6,100,000	6,004
5.000% due 12/01/2027 •(f)	700,000	726
5.375% due 06/01/2025 •(f)	1,700,000	1,882

Citigroup, Inc.
3.875% due 02/18/2026 •(f)	8,200,000	8,182
4.000% due 12/10/2025 •(f)	2,700,000	2,733

CoBank ACB
6.200% (US0003M + 3.744%) due 01/01/2025 ~(f)	30,000	3,255

Depository Trust & Clearing Corp.
3.351% due 06/15/2021 ~(f)	3,500,000	3,439

HSBC Capital Funding LP
10.176% due 06/30/2030 •(f)	4,850,000	7,954

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(f)	1,477,000	1,478
4.000% due 04/01/2025 •(f)	11,800,000	11,692
4.600% due 02/01/2025 •(f)	6,500,000	6,581
5.000% due 08/01/2024 •(f)	6,200,000	6,414

State Street Corp.
5.625% due 12/15/2023 •(f)	1,900,000	2,002

SVB Financial Group
4.100% due 02/15/2031 •(f)	5,700,000	5,718

Truist Financial Corp.
5.100% due 03/01/2030 •(f)	3,600,000	3,934

	SHARES	MARKET VALUE (000S)

U.S. Bancorp
4.000% due 04/15/2026 (f)	2,200	$55

USB Capital
3.500% due 04/26/2021 •(f)	14,250,000	13,716

		120,978

INDUSTRIALS 0.1%

General Electric Co.
3.514% due 06/15/2021 ~(f)	2,400,000	2,271

UTILITIES 0.9%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)	1,560,079	41,592

Total Preferred Securities (Cost $160,823)		164,841

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (i) 0.2%
		11,284

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.049% due 07/06/2021 (d)(e)(n)	$512	512

Total Short-Term Instruments (Cost $11,796)		11,796

Total Investments in Securities (Cost $4,202,981)		4,340,266

	SHARES
INVESTMENTS IN AFFILIATES 6.0%

SHORT-TERM INSTRUMENTS 6.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.0%

PIMCO Short-Term Floating NAV Portfolio III	28,132,424	277,386

Total Short-Term Instruments (Cost $277,166)		277,386

Total Investments in Affiliates (Cost $277,166)		277,386

Total Investments 99.1% (Cost $4,480,147)		$4,617,652

Financial Derivative Instruments (k)(m) (0.0)% (Cost or Premiums, net $12,718)		(788)

Other Assets and Liabilities, net 0.9%		43,189

Net Assets 100.0%		$4,660,053

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	79

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$41,877	$41,592	0.89%
AWAS Aviation Capital Ltd.	4.870	10/03/2021	10/02/2014	5,193	5,260	0.11
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	10,500	10,500	0.23
Oracle Corp.	1.650	03/25/2026	03/22/2021	6,797	6,857	0.15

				$64,367	$64,209	1.38%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$11,284	U.S. Treasury Notes 0.125% due 03/31/2023	$(11,510)	$11,284	$11,284

Total Repurchase Agreements						$(11,510)	$11,284	$11,284

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
TDM	(0.050)%	03/23/2021	TBD	(2)	$(508)	$(508)

Total Reverse Repurchase Agreements						$(508)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$11,284	$0	$0	$11,284	$(11,510)	$(226)
TDM	0	(508)	0	(508)	515	7

Total Borrowings and Other Financing Transactions	$11,284	$(508)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(508)	$(508)

Total Borrowings	$0	$0	$0	$(508)	$(508)

Payable for reverse repurchase agreements					$(508)

(j)	Securities with an aggregate market value of $515 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

80	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(1,537) at a weighted average interest rate of (0.108%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar April 2021 Futures	$98.500	04/16/2021	49	$	123	$(11)	$(16)
Call - CME 90-Day Eurodollar April 2021 Futures	99.000	04/16/2021	49		123	(5)	0

Total Written Options						$(16)	$(16)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	946	$123,867	$(1,705)	$0	$(237)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	329	$(72,619)	$69	$16	$0
U.S. Treasury 30-Year Bond June Futures	06/2021	99	(15,305)	596	43	0

				$665	$59	$0

Total Futures Contracts				$(1,040)	$59	$(237)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
ConocoPhillips	(1.000)%	Quarterly	12/20/2024	0.432%	$2,500	$0	$(53)	$(53)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.452%	$	5,800	$24	$80	$104	$2	$0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.500		26,900	337	168	505	6	0
AT&T, Inc.	1.000	Quarterly	06/20/2025	0.536		1,770	(45)	80	35	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.148		9,800	194	(46)	148	0	(1)
Boeing Co.	1.000	Quarterly	12/20/2021	0.393		700	1	2	3	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.607		7,500	1	52	53	0	(3)
Enbridge, Inc.	1.000	Quarterly	12/20/2022	0.502		5,700	17	34	51	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.684		2,800	378	(127)	251	1	0
General Electric Co.	1.000	Quarterly	06/20/2023	0.392		6,600	40	51	91	2	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.463		6,900	(351)	454	103	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.511		13,300	(251)	463	212	7	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.611		15,600	(254)	482	228	2	0
General Electric Co.	1.000	Quarterly	12/20/2025	0.780		4,000	24	18	42	3	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.855		7,600	33	25	58	10	0
International Lease Finance Corp.	5.000	Quarterly	06/20/2021	0.270		3,500	523	(481)	42	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.397		17,700	302	99	401	0	(2)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	81

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Sherwin-Williams Co.	1.000%	Quarterly	06/20/2022	0.162%	$	1,100	$14	$(2)	$12	$0	$0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.198		1,600	27	(4)	23	0	0

							$1,014	$1,348	$2,362	$34	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	357,800	$7,846	$807	$8,653	$417	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		266,300	5,866	434	6,300	333	0

						$13,712	$1,241	$14,953	$750	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.120%	Semi-Annual	03/24/2051	$	7,100	$(53)	$(98)	$(151)	$0	$(23)

Total Swap Agreements							$14,673	$2,438	$17,111	$784	$(30)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$59	$784	$843		$(16)	$(237)	$(30)	$(283)

(l)

Securities with an aggregate market value of $8,093 and cash of $59,459 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

82	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450%	04/21/2021	8,200	$ (4)	$ (1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	7,800	(7)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	8,200	(10)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	15,900	(17)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	1,800	(2)	0

BPS	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	16,000	(10)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	7,500	(7)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	15,200	(13)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	8,200	(7)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	2,100	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	7,300	(7)	(1)

CBK	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	42,500	(40)	(7)

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	3,900	(3)	(1)

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	2,100	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	8,000	(8)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	12,700	(13)	(3)

FBF	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	10,700	(5)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	10,700	(11)	(4)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	7,500	(8)	(4)

GST	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	7,500	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	3,700	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	14,700	(16)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	7,200	(8)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	7,500	(8)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	5,000	(6)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	3,600	(3)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	7,400	(7)	(4)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	7,100	(9)	(6)

JPM	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	6,900	(6)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	7,600	(8)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	4,100	(5)	(3)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	7,800	(9)	(1)

						$(269)	$(58)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450%	04/12/2021	6,900	$ (23)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.770	04/12/2021	6,900	(23)	(50)

MYC	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.060	04/01/2021	7,200	(15)	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400	04/01/2021	7,200	(15)	(27)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.410	04/06/2021	7,200	(24)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750	04/06/2021	7,200	(24)	(47)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.867	04/12/2021	3,600	(29)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.167	04/12/2021	3,600	(29)	(74)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.935	04/16/2021	7,100	(52)	(10)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.275	04/16/2021	7,100	(52)	(80)

NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.830	04/01/2021	3,800	(29)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.170	04/01/2021	3,800	(29)	(44)

							$(344)	$(333)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	5,500	$ (17)	$ (114)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	7,900	(51)	(58)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	10,200	(52)	(39)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	10,300	(44)	(58)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	83

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	$103.758	06/07/2021	1,000	$(4)	$(3)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	800	(3)	(3)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	1,000	(4)	(3)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	19,000	(113)	(117)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	3,500	(8)	(26)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	2,200	(6)	(22)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	3,200	(8)	(36)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	9,900	(31)	(49)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	7,400	(17)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	1,600	(11)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	3,800	(24)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	3,600	(21)	(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	9,000	(51)	(78)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	3,600	(20)	(32)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	1,600	(8)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	37,400	(263)	(512)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	3,800	(17)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	1,000	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	9,000	(28)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	900	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.250	05/06/2021	4,600	(14)	(1)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	800	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	7,000	(26)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	2,200	(8)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.828	04/07/2021	2,200	(8)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	7,000	(19)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	1,400	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	4,100	(9)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	2,200	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	1,000	(2)	(22)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.391	05/06/2021	1,900	(10)	(7)

					$(914)	$(1,278)

Total Written Options					$(1,527)	$(1,669)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	0.283%	$2,000	$(42)	$89	$47	$0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619	2,000	(32)	64	32	0

BRC	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	1.039	1,200	(44)	42	0	(2)
	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.283	1,900	(41)	86	45	0
	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.332	4,500	13	100	113	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2022	0.373	2,773	(39)	61	22	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.365	1,400	30	12	42	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.751	1,800	(18)	35	17	0
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.351	1,500	22	15	37	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.837	600	(23)	5	0	(18)

CBK	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	200	(1)	0	0	(1)

FBF	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.332	2,000	5	45	50	0

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.492	500	(5)	11	6	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	400	(3)	6	3	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.758	600	(26)	23	0	(3)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.772	700	(68)	41	0	(27)
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.837	2,000	(80)	20	0	(60)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	1,600	(25)	43	18	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.667	300	(4)	7	3	0

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	600	(12)	19	7	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	200	(2)	1	0	(1)

84	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
MYC	Brookfield Asset Management, Inc.	1.000%	Quarterly	06/20/2025	0.999%	$1,400	$0	$0	$0	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	300	(3)	5	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.033	400	(5)	4	0	(1)
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	1,500	(9)	(1)	0	(10)

Total Swap Agreements							$(412)	$733	$444	$(123)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$79	$79	$0	$(5)	$0	$(5)	$74	$0	$74
BPS	0	0	0	0	0	(4)	0	(4)	(4)	19	15
BRC	0	0	276	276	0	0	(20)	(20)	256	(260)	(4)
CBK	0	0	0	0	0	(7)	(1)	(8)	(8)	0	(8)
DBL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	0	0	0	0	0	(5)	0	(5)	(5)	14	9
FAR	0	0	0	0	0	(269)	0	(269)	(269)	317	48
FBF	0	0	50	50	0	(14)	0	(14)	36	0	36
GLM	0	0	0	0	0	(50)	0	(50)	(50)	0	(50)
GSC	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
GST	0	0	9	9	0	(16)	(90)	(106)	(97)	198	101
HUS	0	0	21	21	0	0	0	0	21	0	21
JPM	0	0	7	7	0	(953)	(1)	(954)	(947)	880	(67)
MYC	0	0	2	2	0	(240)	(11)	(251)	(249)	(165)	(414)
NGF	0	0	0	0	0	(44)	0	(44)	(44)	162	118
SAL	0	0	0	0	0	(55)	0	(55)	(55)	0	(55)

Total Over the Counter	$0	$0	$444	$444	$0	$(1,669)	$(123)	$(1,792)

(n)

Securities with an aggregate market value of $1,825 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	85

Schedule of Investments	PIMCO Investment Grade Credit Bond Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$59	$59
Swap Agreements	0	784	0	0	0	784

	$0	$784	$0	$0	$59	$843

Over the counter
Swap Agreements	$0	$444	$0	$0	$0	$444

	$0	$1,228	$0	$0	$59	$1,287

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$16	$16
Futures	0	0	0	0	237	237
Swap Agreements	0	7	0	0	23	30

	$0	$7	$0	$0	$276	$283

Over the counter
Written Options	$0	$58	$0	$0	$1,611	$1,669
Swap Agreements	0	123	0	0	0	123

	$0	$181	$0	$0	$1,611	$1,792

	$0	$188	$0	$0	$1,887	$2,075

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$189	$189
Futures	0	0	0	0	(16,845)	(16,845)
Swap Agreements	0	4,688	0	0	(47,695)	(43,007)

	$0	$4,688	$0	$0	$(64,351)	$(59,663)

Over the counter
Written Options	$0	$873	$0	$0	$5,418	$6,291
Swap Agreements	0	816	0	0	20	836

	$0	$1,689	$0	$0	$5,438	$7,127

	$0	$6,377	$0	$0	$(58,913)	$(52,536)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17,782	$17,782
Swap Agreements	0	6,616	0	0	39,501	46,117

	$0	$6,616	$0	$0	$57,283	$63,899

Over the counter
Written Options	$0	$2,613	$0	$0	$(353)	$2,260
Swap Agreements	0	1,198	0	0	0	1,198

	$0	$3,811	$0	$0	$(353)	$3,458

	$0	$10,427	$0	$0	$56,930	$67,357

86	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$10,138	$5,260	$15,398
Corporate Bonds & Notes
Banking & Finance	0	2,072,513	0	2,072,513
Industrials	0	1,436,645	0	1,436,645
Utilities	0	445,090	0	445,090
Convertible Bonds & Notes
Industrials	0	1,722	0	1,722
Municipal Bonds & Notes
California	0	1,987	0	1,987
Georgia	0	12,322	0	12,322
Illinois	0	835	0	835
Massachusetts	0	367	0	367
New York	0	366	0	366
Ohio	0	10,694	0	10,694
U.S. Government Agencies	0	57,362	0	57,362
U.S. Treasury Obligations	0	19,799	0	19,799
Non-Agency Mortgage-Backed Securities	0	21,800	0	21,800
Asset-Backed Securities	0	6,305	0	6,305
Sovereign Issues	0	41,728	0	41,728
Convertible Preferred Securities
Banking & Finance	18,696	0	0	18,696
Preferred Securities
Banking & Finance	55	120,923	0	120,978
Industrials	0	2,271	0	2,271
Utilities	0	0	41,592	41,592

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short-Term Instruments
Repurchase Agreements	$0	$11,284	$0	$11,284
U.S. Treasury Cash Management Bills	0	512	0	512

	$18,751	$4,274,663	$46,852	$4,340,266

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$277,386	$0	$0	$277,386

Total Investments	$296,137	$4,274,663	$46,852	$4,617,652

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	59	784	0	843
Over the counter	0	444	0	444

	$59	$1,228	$0	$1,287

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(253)	(30)	0	(283)
Over the counter	0	(1,792)	0	(1,792)

	$(253)	$(1,822)	$0	$(2,075)

Total Financial Derivative Instruments	$(194)	$(594)	$0	$(788)

Totals	$295,943	$4,274,069	$46,852	$4,616,864

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$5,650	$0	$(646)	$0	$0	$256	$0	$0	$5,260	$235
Corporate Bonds & Notes Industrials	2,038	0	(135)	0	0	(215)	0	(1,688)	0	0
Preferred Securities Utilities	0	42,197	(319)	0	0	(286)	0	0	41,592	(286)

Totals	$7,688	$42,197	$(1,100)	$0	$0	$(245)	$0	$(1,688)	$46,852	$(51)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$5,260	Proxy Pricing	Base Price	101.300	—
Preferred Securities
Utilities	41,592	Recent Transaction	Purchase Price	$27.048	—

Total	$46,852

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	87

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

Aramark Services, Inc.
1.859% (LIBOR03M + 1.750%) due 03/11/2025 ~	$4,477	$4,437

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(h)	33,632	34,062

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~	8,635	8,937

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	9,074	9,094

CenturyLink, Inc.
2.359% (LIBOR03M + 2.250%) due 03/15/2027 ~	17,063	16,888

Charter Communications Operating LLC
1.860% (LIBOR03M + 1.750%) due 02/01/2027 ~	57,243	57,017

Citadel Securities LP
2.609% (LIBOR03M + 2.500%) due 02/29/2028 ~	6,000	5,945

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025 ~	618	618

Delos Finance SARL
2.004% (LIBOR03M + 1.750%) due 10/06/2023 ~	17,711	17,699

HCA, Inc.
1.859% (LIBOR03M + 1.750%) due 03/18/2026 ~	3,660	3,664

Hilton Worldwide Finance LLC
1.859% (LIBOR03M + 1.750%) due 06/22/2026 ~	6,409	6,358

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	8,900	9,360

WR Grace & Co.
1.953% (LIBOR03M + 1.750%) due 04/03/2025 ~	3,513	3,496

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	14,581	14,150

Total Loan Participations and Assignments (Cost $190,809)		191,725

CORPORATE BONDS & NOTES 78.1%

BANKING & FINANCE 24.2%

AerCap Ireland Capital DAC
3.300% due 01/23/2023	3,760	3,899
3.875% due 01/23/2028	150	157
4.125% due 07/03/2023	8,645	9,175
4.625% due 10/15/2027	16,500	18,120

AIA Group Ltd.
3.200% due 09/16/2040	7,300	7,218
3.375% due 04/07/2030	9,200	9,837
3.900% due 04/06/2028	2,200	2,406

Air Lease Corp.
3.625% due 12/01/2027	2,900	3,052

Aircastle Ltd.
2.850% due 01/26/2028	12,500	11,966

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032	14,000	13,018
3.000% due 05/18/2051	9,500	8,666
3.450% due 04/30/2025	700	759
4.000% due 02/01/2050	13,100	14,012
4.850% due 04/15/2049	900	1,080

Alleghany Corp.
4.900% due 09/15/2044	5,400	6,436

Ally Financial, Inc.
3.050% due 06/05/2023	24,100	25,212
8.000% due 11/01/2031	1,800	2,510

American Assets Trust LP
3.375% due 02/01/2031	30,500	30,032

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Campus Communities Operating Partnership LP
2.850% due 02/01/2030		$1,300	$1,303
3.750% due 04/15/2023		4,100	4,335
3.875% due 01/30/2031		3,000	3,233

American Financial Group, Inc.
4.500% due 06/15/2047		40,300	45,130

American Homes 4 Rent LP
4.250% due 02/15/2028		3,583	3,933
4.900% due 02/15/2029		11,300	12,924

American International Group, Inc.
3.875% due 01/15/2035		2,000	2,179
4.375% due 06/30/2050		6,200	7,089
4.375% due 01/15/2055		26,512	29,667
4.500% due 07/16/2044		37,965	43,080
4.700% due 07/10/2035		4,550	5,357
4.750% due 04/01/2048		5,500	6,561
4.800% due 07/10/2045		1,200	1,422
5.750% due 04/01/2048 •		3,100	3,464

American Tower Corp.
2.100% due 06/15/2030		7,500	7,149
2.950% due 01/15/2025		7,500	7,979
2.950% due 01/15/2051		19,300	17,095
3.100% due 06/15/2050		8,400	7,736
3.125% due 01/15/2027		16,200	17,250
3.375% due 10/15/2026		6,487	7,020
3.600% due 01/15/2028		2,250	2,432
3.700% due 10/15/2049		12,300	12,454
3.800% due 08/15/2029		61,500	67,053
3.950% due 03/15/2029		23,300	25,676
4.400% due 02/15/2026		3,100	3,497

AmFam Holdings, Inc.
3.833% due 03/11/2051		17,100	17,409

Antares Holdings LP
3.950% due 07/15/2026		4,100	4,140

Arch Capital Finance LLC
5.031% due 12/15/2046		4,100	5,013

Arch Capital Group Ltd.
3.635% due 06/30/2050		23,025	23,130

Ares Finance Co. LLC
3.250% due 06/15/2030		7,400	7,511

Athene Global Funding
2.500% due 01/14/2025		4,000	4,146

Aviation Capital Group LLC
3.500% due 11/01/2027		1,900	1,957
5.500% due 12/15/2024		9,300	10,407

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		6,800	6,782
5.500% due 01/15/2023		6,015	6,386
5.500% due 01/15/2026		15,000	16,613

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	4,313

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	14,500	4,133

Banco de Credito e Inversiones S.A.
3.500% due 10/12/2027		$9,200	9,845
4.000% due 02/11/2023		1,900	2,010

Banco General S.A.
4.125% due 08/07/2027		400	428

Banco Inbursa S.A. Institucion de Banca Multiple
4.375% due 04/11/2027		7,600	8,121

Banco Santander S.A.
2.746% due 05/28/2025		6,600	6,903
3.306% due 06/27/2029		7,200	7,642
3.490% due 05/28/2030		5,400	5,631
4.379% due 04/12/2028		18,400	20,517

Bancolombia S.A.
3.000% due 01/29/2025		11,800	12,077

Bank of America Corp.
3.194% due 07/23/2030 •		32,100	33,721
3.419% due 12/20/2028 •		85,251	91,604
3.593% due 07/21/2028 •		13,900	15,094
3.974% due 02/07/2030 •		14,862	16,512
4.083% due 03/20/2051 •		7,900	8,787
4.271% due 07/23/2029 •		3,000	3,375

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 05/14/2038		$15,700	$24,131
8.050% due 06/15/2027		3,180	4,105

Bank of America N.A.
6.000% due 10/15/2036		9,200	12,706

Bank of Nova Scotia
4.900% due 06/04/2025 •(f)(g)		11,500	12,255

Banque Federative du Credit Mutuel S.A.
0.954% (US0003M + 0.730%) due 07/20/2022 ~		500	504

Barclays Bank PLC
7.625% due 11/21/2022 (g)		16,400	18,003

Barclays PLC
3.250% due 01/17/2033	GBP	2,400	3,635
4.337% due 01/10/2028		$4,400	4,887
4.338% due 05/16/2024 •		15,000	16,068
4.375% due 01/12/2026		5,000	5,578
4.950% due 01/10/2047		7,585	9,182
4.972% due 05/16/2029 •		40,987	47,172
5.088% due 06/20/2030 •		4,875	5,525
5.250% due 08/17/2045		1,800	2,237
6.125% due 12/15/2025 •(f)(g)		29,800	32,579
7.125% due 06/15/2025 •(f)(g)	GBP	8,400	13,069
7.875% due 03/15/2022 •(f)(g)		$9,017	9,496

BBVA Bancomer S.A.
5.125% due 01/18/2033 •(g)		1,900	1,959
6.750% due 09/30/2022		12,500	13,486

Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048		13,700	15,834
4.250% due 01/15/2049		5,000	5,803

Berkshire Hathaway, Inc.
4.500% due 02/11/2043		4,045	4,864

BGC Partners, Inc.
4.375% due 12/15/2025		6,100	6,501
5.375% due 07/24/2023		20,500	22,299

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050		8,550	7,686
3.500% due 09/10/2049		5,500	5,562
4.000% due 10/02/2047		8,400	9,067

Blackstone Secured Lending Fund
2.750% due 09/16/2026		8,300	8,257

Block Financial LLC
3.875% due 08/15/2030		9,200	9,500

BNP Paribas S.A.
4.625% due 02/25/2031 •(f)(g)		18,800	18,730
6.625% due 03/25/2024 •(f)(g)		10,500	11,499
7.375% due 08/19/2025 •(f)(g)		6,400	7,428

BOC Aviation Ltd.
4.000% due 01/25/2024		1,000	1,072

Boston Properties LP
2.900% due 03/15/2030		3,800	3,840

BPCE S.A.
5.150% due 07/21/2024		2,900	3,248

Brighthouse Financial, Inc.
4.700% due 06/22/2047		8,555	8,742

Brookfield Finance LLC
3.450% due 04/15/2050		19,600	18,602

Brookfield Finance, Inc.
3.500% due 03/30/2051		14,900	14,264
4.700% due 09/20/2047		34,350	39,233

Brown & Brown, Inc.
4.500% due 03/15/2029		10,300	11,586

Camden Property Trust
3.350% due 11/01/2049		1,400	1,425

Cantor Fitzgerald LP
6.500% due 06/17/2022		25,450	27,151

Carlyle Finance LLC
5.650% due 09/15/2048		5,700	7,222

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		3,600	3,767

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		12,213	15,044

CBL & Associates LP
5.950% due 12/15/2026 ^(c)		3,900	2,241

88	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CI Financial Corp.
3.200% due 12/17/2030		$15,000	$14,933

Cibanco S.A. Ibm
4.962% due 07/18/2029		7,200	7,938

Citigroup, Inc.
2.572% due 06/03/2031 •(h)		4,000	4,000
3.200% due 10/21/2026		31,200	33,551
3.400% due 05/01/2026		2,800	3,044
3.668% due 07/24/2028 •		17,500	19,149
3.700% due 01/12/2026		7,377	8,113
4.075% due 04/23/2029 •		49,500	55,103
4.650% due 07/23/2048		3,500	4,302
4.750% due 05/18/2046		7,700	9,190
6.625% due 06/15/2032		600	796
8.125% due 07/15/2039		47,088	77,401

CME Group, Inc.
4.150% due 06/15/2048		6,100	7,335
5.300% due 09/15/2043		1,125	1,523

CNH Industrial Capital LLC
3.875% due 10/15/2021		1,000	1,017

Cooperatieve Rabobank UA
4.625% due 12/29/2025 •(f)(g)	EUR	9,200	11,824
6.625% due 06/29/2021 •(f)(g)		28,800	34,304

Corporate Office Properties LP
2.250% due 03/15/2026		$3,600	3,662

Credit Suisse AG
6.500% due 08/08/2023 (g)		70,277	77,559

Credit Suisse Group AG
2.593% due 09/11/2025 •		4,500	4,669
3.750% due 03/26/2025		26,700	28,801
3.800% due 06/09/2023		3,500	3,716
3.869% due 01/12/2029 •		10,200	10,950
4.207% due 06/12/2024 •		250	267
4.282% due 01/09/2028		17,400	19,149
4.550% due 04/17/2026		13,000	14,554
4.875% due 05/15/2045		7,275	8,679

Crown Castle International Corp.
2.250% due 01/15/2031		3,753	3,612
3.100% due 11/15/2029		7,500	7,756
3.250% due 01/15/2051		36,700	33,844
3.800% due 02/15/2028		14,700	16,033
4.000% due 11/15/2049		39,410	41,116
4.300% due 02/15/2029		4,400	4,937
4.450% due 02/15/2026		17,395	19,602
4.750% due 05/15/2047		16,840	19,266
5.200% due 02/15/2049		22,710	27,817

CVS Pass-Through Trust
4.704% due 01/10/2036		1,324	1,452

CyrusOne LP
3.450% due 11/15/2029		2,000	2,059

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		12,500	12,898

Danske Bank A/S
5.375% due 01/12/2024		1,500	1,674

Deutsche Bank AG
2.625% due 02/12/2026	EUR	12,900	16,526
3.547% due 09/18/2031 •		$27,250	28,172
3.961% due 11/26/2025 •		5,400	5,852
4.250% due 10/14/2021		93,485	95,234

Digital Realty Trust LP
3.700% due 08/15/2027		500	552
4.450% due 07/15/2028		10,900	12,345

Doctors Co. An Interinsurance Exchange
6.500% due 10/15/2023		31,800	34,456

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		8,028	8,003

Duke Realty LP
3.050% due 03/01/2050		1,000	920

E*TRADE Financial Corp.
3.800% due 08/24/2027		5,525	6,133
4.500% due 06/20/2028		7,885	9,010

EPR Properties
3.750% due 08/15/2029		10,760	10,260
4.500% due 04/01/2025		200	207
4.500% due 06/01/2027		3,625	3,722

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 12/15/2026		$100	$105
4.950% due 04/15/2028		7,000	7,213

Equinix, Inc.
3.000% due 07/15/2050		17,681	15,612

Equitable Holdings, Inc.
3.900% due 04/20/2023		520	553
4.350% due 04/20/2028		12,407	13,905
5.000% due 04/20/2048		36,475	44,010

ERP Operating LP
4.500% due 07/01/2044		1,445	1,707

Erste Group Bank AG
4.250% due 10/15/2027 •(f)(g)	EUR	5,600	6,904

Essex Portfolio LP
2.650% due 09/01/2050		$14,400	12,043
3.625% due 05/01/2027		10,700	11,679
4.500% due 03/15/2048		3,900	4,452

Everest Reinsurance Holdings, Inc.
3.500% due 10/15/2050		8,500	8,237

Fairfax Financial Holdings Ltd.
3.375% due 03/03/2031		7,600	7,581
4.625% due 04/29/2030		17,800	19,462
4.850% due 04/17/2028		18,100	20,148

Farmers Insurance Exchange
4.747% due 11/01/2057 •		21,600	22,523

Fidelity National Financial, Inc.
2.450% due 03/15/2031		1,200	1,162
3.400% due 06/15/2030		4,039	4,224
5.500% due 09/01/2022		9,500	10,148

First American Financial Corp.
4.000% due 05/15/2030		9,100	9,856
4.300% due 02/01/2023		18,250	19,324

FMR LLC
5.150% due 02/01/2043		1,550	1,923
6.450% due 11/15/2039		500	693

Ford Holdings LLC
9.300% due 03/01/2030		14,575	19,312

Ford Motor Credit Co. LLC
1.048% (US0003M + 0.810%) due 04/05/2021 ~		1,215	1,215
1.276% (US0003M + 1.080%) due 08/03/2022 ~		524	519
1.429% (US0003M + 1.235%) due 02/15/2023 ~		3,131	3,101
1.463% (US0003M + 1.270%) due 03/28/2022 ~		7,778	7,729
3.377% (US0003M + 3.140%) due 01/07/2022 ~		900	911
3.550% due 10/07/2022		20,000	20,512
5.584% due 03/18/2024		54,000	58,355
5.596% due 01/07/2022		14,107	14,528
5.875% due 08/02/2021		5,000	5,074

GE Capital Funding LLC
3.450% due 05/15/2025		14,100	15,253
4.400% due 05/15/2030		58,700	66,507
4.550% due 05/15/2032		15,200	17,443

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		166,329	190,617

General Motors Financial Co., Inc.
1.293% (US0003M + 1.100%) due 11/06/2021 ~		700	703
1.509% (US0003M + 1.310%) due 06/30/2022 ~		2,000	2,022
5.100% due 01/17/2024		16,015	17,720
5.650% due 01/17/2029		3,282	3,896

GLP Capital LP
4.000% due 01/15/2030		13,040	13,589
4.000% due 01/15/2031		3,100	3,210
5.300% due 01/15/2029		22,800	25,624
5.750% due 06/01/2028		1,166	1,348

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		22,244	24,352
4.017% due 10/31/2038 •		100	111
4.223% due 05/01/2029 •		640	718
4.411% due 04/23/2039 •		10,300	12,020
6.250% due 02/01/2041		12,925	18,319
6.750% due 10/01/2037		109,500	155,049

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		$21,200	$23,546

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		21,450	22,810

Great-West Lifeco Finance Delaware LP
4.150% due 06/03/2047		7,500	8,380

Guardian Life Insurance Co. of America
4.850% due 01/24/2077		4,000	4,662

Hanover Insurance Group, Inc.
4.500% due 04/15/2026		6,600	7,483

Hartford Financial Services Group, Inc.
2.319% due 02/12/2067 •		3,600	3,465

HBOS PLC
5.374% due 06/30/2021	EUR	8,000	9,499

Healthpeak Properties, Inc.
6.750% due 02/01/2041		$3,500	4,805

High Street Funding Trust
4.682% due 02/15/2048		8,800	9,908

Highwoods Realty LP
2.600% due 02/01/2031		2,700	2,643
4.200% due 04/15/2029		2,198	2,390

HSBC Bank USA N.A.
7.000% due 01/15/2039		11,450	16,944

HSBC Holdings PLC
2.357% due 08/18/2031 •		4,600	4,431
2.848% due 06/04/2031 •		6,800	6,809
3.600% due 05/25/2023		6,000	6,387
3.803% due 03/11/2025 •		11,300	12,207
3.900% due 05/25/2026		4,500	4,965
3.973% due 05/22/2030 •		5,200	5,633
4.000% due 03/09/2026 •(f)(g)		11,300	11,272
4.300% due 03/08/2026		21,131	23,670
4.583% due 06/19/2029 •		7,050	7,930
4.600% due 12/17/2030 •(f)(g)		3,200	3,172
4.700% due 03/09/2031 •(f)(g)		7,600	7,505
4.950% due 03/31/2030		4,600	5,375
5.875% due 09/28/2026 •(f)(g)	GBP	26,400	40,265
6.100% due 01/14/2042		$10,850	15,016
6.500% due 03/23/2028 •(f)(g)		85,700	96,252
6.500% due 09/15/2037		6,715	8,950
6.800% due 06/01/2038		4,300	5,904
7.000% due 04/07/2038	GBP	1,900	3,928
7.625% due 05/17/2032		$11,547	15,986

Hudson Pacific Properties LP
3.250% due 01/15/2030		7,600	7,654
3.950% due 11/01/2027		5,600	6,010
4.650% due 04/01/2029		7,537	8,447

ING Groep NV
4.625% due 01/06/2026		400	454
5.750% due 11/16/2026 •(f)(g)		9,000	9,824

Intercontinental Exchange, Inc.
3.000% due 06/15/2050		9,400	8,801
3.000% due 09/15/2060		3,200	2,853
4.250% due 09/21/2048		1,800	2,004

International Lease Finance Corp.
8.625% due 01/15/2022		800	849

Intesa Sanpaolo SpA
4.000% due 09/23/2029		8,200	8,791
5.017% due 06/26/2024		7,400	8,087

Itau Unibanco Holding S.A.
5.125% due 05/13/2023		450	476
5.500% due 08/06/2022		6,900	7,221

JAB Holdings BV
2.200% due 11/23/2030		4,700	4,421

Jefferies Group LLC
6.500% due 01/20/2043		23,700	30,363

JPMorgan Chase & Co.
2.739% due 10/15/2030 •		6,375	6,486
3.509% due 01/23/2029 •		23,200	25,110
3.702% due 05/06/2030 •		5,000	5,454
3.897% due 01/23/2049 •		14,850	16,369
4.005% due 04/23/2029 •		15,000	16,743
5.600% due 07/15/2041		21,340	28,607
6.400% due 05/15/2038		4,508	6,403

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	89

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kilroy Realty LP
3.050% due 02/15/2030		$1,500	$1,512
4.250% due 08/15/2029		12,400	13,630
4.750% due 12/15/2028		2,000	2,265

KKR Group Finance Co. LLC
3.500% due 08/25/2050		34,700	34,457
3.625% due 02/25/2050		26,000	26,367

La Mondiale SAM
2.125% due 06/23/2031	EUR	6,000	7,362

Lazard Group LLC
4.500% due 09/19/2028		$400	452

Legg Mason, Inc.
5.625% due 01/15/2044		18,493	24,497

Liberty Mutual Group, Inc.
3.950% due 05/15/2060		25,300	25,700
4.300% due 02/01/2061		14,500	13,096

Life Storage LP
3.875% due 12/15/2027		1,100	1,219

Lloyds Bank PLC
7.500% due 04/02/2032 þ		29,200	22,444

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		10,200	11,021
4.375% due 03/22/2028		3,400	3,820
4.450% due 05/08/2025		500	559
4.550% due 08/16/2028		32,500	37,042
7.500% due 09/27/2025 •(f)(g)		20,800	23,816

LSEGA Financing PLC
3.200% due 04/06/2041 (a)		9,700	9,642

M&G PLC
5.560% due 07/20/2055 •	GBP	1,900	3,017

Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048		$5,800	6,740
4.350% due 01/30/2047		4,800	5,566
4.900% due 03/15/2049		13,100	16,765

Massachusetts Mutual Life Insurance Co.
3.729% due 10/15/2070		11,166	10,923
4.900% due 04/01/2077		4,800	5,716

Mastercard, Inc.
2.950% due 03/15/2051		5,200	5,131

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		7,100	8,227

MetLife, Inc.
9.250% due 04/08/2068		51,066	74,939
10.750% due 08/01/2069		5,132	8,603

Mid-America Apartments LP
3.600% due 06/01/2027		300	327
4.300% due 10/15/2023		13,700	14,816

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		13,900	13,395
3.751% due 07/18/2039		16,200	17,405
4.153% due 03/07/2039		7,700	8,683
4.286% due 07/26/2038		7,900	8,990

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		8,471	8,665

Mizuho Financial Group, Inc.
1.979% due 09/08/2031 •		18,400	17,376
2.172% due 05/22/2032 •		7,400	7,113
2.201% due 07/10/2031 •		14,800	14,312

Morgan Stanley
2.802% due 01/25/2052 •		21,000	19,368
3.591% due 07/22/2028 •		400	436
3.875% due 01/27/2026		4,095	4,556
6.375% due 07/24/2042		24,050	35,146
7.500% due 04/02/2032 þ(h)		53,900	43,118

MPT Operating Partnership LP
3.500% due 03/15/2031		3,200	3,144

Mutual of Omaha Insurance Co.
4.297% due 07/15/2054 •		21,370	22,294

Nasdaq, Inc.
2.500% due 12/21/2040		7,500	6,601

National Health Investors, Inc.
3.000% due 02/01/2031		10,600	9,928

National Retail Properties, Inc.
2.500% due 04/15/2030		1,000	983
3.500% due 04/15/2051		8,500	8,385

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Building Society
3.960% due 07/18/2030 •		$26,756	$29,228
4.000% due 09/14/2026		9,400	10,310
4.302% due 03/08/2029 •		5,500	6,093

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		10,000	10,184

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		32,300	52,869

Natwest Group PLC
1.750% due 03/02/2026 •	EUR	1,000	1,239
2.500% due 03/22/2023		3,900	4,800
4.269% due 03/22/2025 •		$3,160	3,449
4.445% due 05/08/2030 •		5,700	6,353
4.800% due 04/05/2026		6,100	6,924
4.892% due 05/18/2029 •		32,700	37,299
5.076% due 01/27/2030 •		46,350	53,682
6.000% due 12/29/2025 •(f)(g)(j)		18,900	20,784
8.625% due 08/15/2021 •(f)(g)		2,500	2,565

Navient Corp.
7.250% due 01/25/2022		23,096	23,977

Neuberger Berman Group LLC
4.500% due 03/15/2027		6,200	6,870
4.875% due 04/15/2045		13,688	14,133

New York Life Insurance Co.
4.450% due 05/15/2069		16,700	19,772
5.875% due 05/15/2033		1,000	1,271
6.750% due 11/15/2039		5,750	8,227

Nippon Life Insurance Co.
2.750% due 01/21/2051 •		36,900	35,055
5.100% due 10/16/2044 •		15,650	17,321

Nissan Motor Acceptance Corp.
0.883% due 09/28/2022 •		400	400
2.000% due 03/09/2026		39,200	39,085
2.600% due 09/28/2022		3,600	3,689
2.750% due 03/09/2028		11,000	10,928
3.450% due 03/15/2023		1,215	1,272
3.875% due 09/21/2023		8,000	8,535

Nomura Holdings, Inc.
2.679% due 07/16/2030		8,000	7,868
3.103% due 01/16/2030		4,700	4,778

Northwestern Mutual Life Insurance Co.
3.450% due 03/30/2051		21,000	21,064
3.625% due 09/30/2059		64,790	65,520
3.850% due 09/30/2047		10,340	11,055
6.063% due 03/30/2040		1	1

Ohio National Life Insurance Co.
6.875% due 06/15/2042		400	466

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		500	497
3.625% due 10/01/2029		4,000	4,090
4.500% due 01/15/2025		5,000	5,409
4.750% due 01/15/2028		7,900	8,687
5.250% due 01/15/2026		15,000	16,977

OneAmerica Financial Partners, Inc.
4.250% due 10/15/2050		5,400	5,231

Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027		3,900	4,282

Pacific Life Insurance Co.
9.250% due 06/15/2039		113,331	172,477

Pacific LifeCorp
3.350% due 09/15/2050 (j)		5,700	5,560

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		41,390	43,466

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		26,295	36,452

Physicians Realty LP
3.950% due 01/15/2028		7,900	8,458
4.300% due 03/15/2027		4,100	4,509

Pine Street Trust
4.572% due 02/15/2029		25,000	28,128
5.568% due 02/15/2049		25,300	31,215

Pinnacol Assurance
8.625% due 06/25/2034 «(h)		24,000	29,163

Piper Jaffray Cos.
5.200% due 10/15/2023		23,000	23,087

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Progressive Corp.
3.700% due 01/26/2045		$1,390	$1,481
4.125% due 04/15/2047		1,700	1,957

Prudential Financial, Inc.
3.700% due 03/13/2051		13,500	14,317
3.935% due 12/07/2049		9,113	10,002

Realty Income Corp.
4.650% due 03/15/2047		1,150	1,394

Regency Centers LP
2.950% due 09/15/2029		1,000	1,018
4.125% due 03/15/2028		1,100	1,204
4.400% due 02/01/2047		5,700	6,121
4.650% due 03/15/2049		1,500	1,653

Rexford Industrial Realty LP
2.125% due 12/01/2030		11,800	11,047

Sabra Health Care LP
3.900% due 10/15/2029		400	409

Santander Holdings USA, Inc.
3.450% due 06/02/2025		700	751
4.400% due 07/13/2027		5,200	5,787

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		55,945	61,136

SBA Tower Trust
2.328% due 07/15/2052		10,300	10,488

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		14,550	14,674
6.125% due 02/07/2022		26,400	27,500

Selective Insurance Group, Inc.
5.375% due 03/01/2049		8,800	10,241

Service Properties Trust
4.375% due 02/15/2030		7,700	7,088
4.750% due 10/01/2026		5,000	4,888

Societe Generale S.A.
3.625% due 03/01/2041 (j)		13,700	13,207

Sompo International Holdings Ltd.
4.700% due 10/15/2022		3,000	3,180

Spirit Realty LP
2.700% due 02/15/2032		11,400	10,851
3.200% due 02/15/2031		11,100	11,130
3.400% due 01/15/2030		9,775	10,145
4.000% due 07/15/2029		200	217
4.450% due 09/15/2026		2,350	2,610

Standard Chartered PLC
3.265% due 02/18/2036 •		17,000	16,532
4.305% due 05/21/2030 •		1,300	1,449
4.750% due 01/14/2031 •(f)(g)		16,900	16,851

State Bank of India
3.250% due 01/24/2022		22,000	22,411

Stifel Financial Corp.
4.000% due 05/15/2030		5,600	6,059

STORE Capital Corp.
2.750% due 11/18/2030		1,900	1,862
4.625% due 03/15/2029		100	111

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		37,100	35,858
2.750% due 01/15/2030		2,700	2,751
3.040% due 07/16/2029		12,300	12,799

Svenska Handelsbanken AB
4.750% due 03/01/2031 •(f)(g)		6,000	6,293

Synchrony Financial
4.500% due 07/23/2025		600	666

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		30,000	29,244
4.270% due 05/15/2047		11,300	12,742
4.900% due 09/15/2044		18,400	22,568
6.850% due 12/16/2039		5,129	7,420

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	325	587

Transatlantic Holdings, Inc.
8.000% due 11/30/2039		$7,933	11,774

Travelers Cos., Inc.
3.750% due 05/15/2046		2,800	3,038
4.050% due 03/07/2048		4,000	4,606

90	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trust Fibra Uno
6.390% due 01/15/2050	$23,500	$25,950
6.950% due 01/30/2044	25,270	29,448

UBS AG
5.125% due 05/15/2024 (g)	34,921	38,527
7.625% due 08/17/2022 (g)	100,000	109,035

UBS Group AG
4.125% due 09/24/2025	400	444
4.125% due 04/15/2026	34,600	38,662

UDR, Inc.
3.500% due 07/01/2027	3,323	3,622

UniCredit SpA
6.572% due 01/14/2022	16,550	17,255
7.830% due 12/04/2023	78,050	91,020

Unum Group
4.500% due 03/15/2025	3,400	3,803
4.500% due 12/15/2049	5,000	5,024

Ventas Realty LP
3.125% due 06/15/2023	300	314
4.125% due 01/15/2026	600	673
4.400% due 01/15/2029	1,900	2,135
4.875% due 04/15/2049	5,800	6,536

VEREIT Operating Partnership LP
3.400% due 01/15/2028	16,100	16,997
3.950% due 08/15/2027	11,848	13,015

Vonovia Finance BV
5.000% due 10/02/2023	2,200	2,343

Voya Financial, Inc.
4.700% due 01/23/2048 •	8,300	8,476

W R Berkley Corp.
4.000% due 05/12/2050	4,900	5,232

WEA Finance LLC
3.150% due 04/05/2022	2,100	2,142

Wells Fargo & Co.
2.393% due 06/02/2028 •	16,500	16,920
2.572% due 02/11/2031 •	21,200	21,332
2.879% due 10/30/2030 •	43,600	44,947
3.000% due 04/22/2026	25,600	27,376
3.068% due 04/30/2041 •	11,200	11,006
3.196% due 06/17/2027 •	11,205	12,018
3.300% due 09/09/2024	2,000	2,162
3.584% due 05/22/2028 •	34,600	37,755
4.900% due 11/17/2045	700	843
5.375% due 11/02/2043	28,425	35,657
5.606% due 01/15/2044	200	258
7.950% due 11/15/2029	1,000	1,335

Wells Fargo Bank N.A.
5.850% due 02/01/2037	5,901	7,827
5.950% due 08/26/2036	800	1,049
6.600% due 01/15/2038	22,877	32,503

Welltower, Inc.
4.950% due 09/01/2048	3,500	4,164
6.500% due 03/15/2041	29,850	39,930

Weyerhaeuser Co.
4.000% due 04/15/2030	2,700	2,987
6.875% due 12/15/2033	14,477	19,440
6.950% due 10/01/2027	4,500	5,735
7.375% due 03/15/2032	140,587	197,683
7.950% due 03/15/2025	850	1,031

Willis North America, Inc.
3.875% due 09/15/2049	4,450	4,743

WP Carey, Inc.
4.000% due 02/01/2025	1,600	1,743

XLIT Ltd.
5.500% due 03/31/2045	14,450	18,457

		6,913,645

INDUSTRIALS 39.4%

7-Eleven, Inc.
2.500% due 02/10/2041	6,970	6,320
2.800% due 02/10/2051	27,200	24,409

AbbVie, Inc.
4.300% due 05/14/2036	23,400	27,036
4.400% due 11/06/2042	44,212	51,462

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.450% due 05/14/2046	$33,650	$38,861
4.500% due 05/14/2035	36,177	42,523
4.550% due 03/15/2035	14,400	16,766
4.700% due 05/14/2045	25,700	30,507
4.850% due 06/15/2044	51,900	63,279
4.875% due 11/14/2048	600	724

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047	7,900	8,942

Activision Blizzard, Inc.
2.500% due 09/15/2050	46,700	39,267
4.500% due 06/15/2047	7,455	8,792

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	6,300	6,366

Advocate Health & Hospitals Corp.
2.211% due 06/15/2030	11,150	11,079
3.008% due 06/15/2050	700	671

AEP Transmission Co. LLC
3.150% due 09/15/2049	6,000	5,871
3.650% due 04/01/2050	2,700	2,877
3.750% due 12/01/2047	1,100	1,173

Aetna, Inc.
4.750% due 03/15/2044	50	59
6.750% due 12/15/2037	4,085	5,827

Air Canada Pass-Through Trust
4.125% due 11/15/2026	12,383	12,289
5.250% due 10/01/2030	8,000	8,618

Aker BP ASA
4.000% due 01/15/2031	1,365	1,426

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029	19,024	20,880

Alcon Finance Corp.
3.000% due 09/23/2029	500	519

Alibaba Group Holding Ltd.
3.150% due 02/09/2051	10,050	9,367
3.250% due 02/09/2061	24,200	22,442
3.600% due 11/28/2024	14,000	15,209
4.200% due 12/06/2047	17,900	19,796

Altria Group, Inc.
3.875% due 09/16/2046	12,080	11,739
4.400% due 02/14/2026	675	762
5.950% due 02/14/2049	25,500	31,821
6.200% due 02/14/2059	6,929	8,468

Amazon.com, Inc.
2.500% due 06/03/2050	4,500	4,033
2.700% due 06/03/2060	15,900	14,135
4.250% due 08/22/2057	38,800	46,511
4.950% due 12/05/2044	475	626

American Airlines Pass-Through Trust
3.000% due 04/15/2030	575	582
3.150% due 08/15/2033	8,082	8,074
3.200% due 12/15/2029	4,756	4,750
3.350% due 04/15/2031	778	788
3.375% due 11/01/2028	7,560	7,364
3.500% due 08/15/2033	3,689	3,465
3.600% due 03/22/2029	6,146	6,205
3.600% due 04/15/2031	3,333	3,183
3.650% due 02/15/2029	1,610	1,628
3.700% due 04/01/2028	4,265	4,245
4.000% due 01/15/2027	3,951	3,653
4.375% due 04/01/2024	423	413

Amgen, Inc.
3.375% due 02/21/2050	10,300	10,315
4.400% due 05/01/2045	1,000	1,160
4.563% due 06/15/2048	11,574	13,831
4.663% due 06/15/2051	178,813	217,415
4.950% due 10/01/2041	4,650	5,783

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030	5,600	5,690

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	100,000	117,336
4.900% due 02/01/2046	164,610	197,079

Anheuser-Busch InBev Finance, Inc.
4.900% due 02/01/2046	500	582

Anheuser-Busch InBev Worldwide, Inc.
3.750% due 07/15/2042	300	309
4.350% due 06/01/2040	24,000	27,206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 04/15/2038	$11,300	$12,860
4.439% due 10/06/2048	16,601	18,676
4.600% due 04/15/2048	7,282	8,356
4.600% due 06/01/2060	25,000	28,284
4.750% due 01/23/2029	4,297	5,024
4.750% due 04/15/2058	23,800	27,509
4.900% due 01/23/2031	2,666	3,191
4.950% due 01/15/2042	5,800	6,948
5.450% due 01/23/2039	12,150	15,206
5.550% due 01/23/2049	15,105	19,537
5.800% due 01/23/2059	54,300	73,842

Anthem, Inc.
3.125% due 05/15/2050	3,000	2,868
3.600% due 03/15/2051	8,000	8,296
3.700% due 09/15/2049	5,640	5,869
4.375% due 12/01/2047	30,200	34,843
4.550% due 03/01/2048	9,700	11,467
4.625% due 05/15/2042	7,700	9,117
4.650% due 01/15/2043	2,605	3,102
5.100% due 01/15/2044	13,244	16,498

AP Moller - Maersk A/S
3.750% due 09/22/2024	3,900	4,217

Apple, Inc.
2.550% due 08/20/2060	14,400	12,420
2.650% due 05/11/2050	5,600	5,102
2.800% due 02/08/2061	7,100	6,391
2.950% due 09/11/2049	36,100	34,625
3.750% due 09/12/2047	31,600	35,071
3.850% due 08/04/2046	73,395	82,552
4.250% due 02/09/2047	15,076	17,979
4.375% due 05/13/2045	2,400	2,887

Aptiv PLC
5.400% due 03/15/2049	20,000	24,517

Arrow Electronics, Inc.
4.500% due 03/01/2023	2,100	2,230

AstraZeneca PLC
4.375% due 11/16/2045	1,400	1,627

AutoNation, Inc.
4.750% due 06/01/2030	2,400	2,770

Bacardi Ltd.
4.700% due 05/15/2028	5,200	5,954
5.150% due 05/15/2038	22,540	27,000
5.300% due 05/15/2048	28,300	34,883

BAE Systems PLC
3.000% due 09/15/2050	11,700	10,689
3.400% due 04/15/2030	7,700	8,186

Baidu, Inc.
3.075% due 04/07/2025	2,500	2,634

Baker Hughes Holdings LLC
5.125% due 09/15/2040	6,800	8,308

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	15,000	15,182

Barrick North America Finance LLC
5.700% due 05/30/2041	8,500	10,953

BAT Capital Corp.
4.390% due 08/15/2037	12,200	12,805
4.540% due 08/15/2047	23,333	23,529

Bayer U.S. Finance LLC
1.194% (US0003M + 1.010%) due 12/15/2023 ~	1,050	1,065
3.875% due 12/15/2023	5,000	5,393
4.200% due 07/15/2034	18,043	19,538
4.375% due 12/15/2028	9,800	11,076
4.625% due 06/25/2038	900	1,035
4.875% due 06/25/2048	27,000	32,386

Becton Dickinson and Co.
3.794% due 05/20/2050	10,700	11,398

Biogen, Inc.
3.250% due 02/15/2051	7,181	6,731

Boeing Co.
3.625% due 02/01/2031	2,900	3,038
3.650% due 03/01/2047	1,945	1,795
3.750% due 02/01/2050	3,200	3,070
3.950% due 08/01/2059	4,500	4,334
4.508% due 05/01/2023	17,655	18,903
4.875% due 05/01/2025	5,000	5,571

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	91

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.150% due 05/01/2030	$48,856	$56,331
5.705% due 05/01/2040	50,700	62,156
5.805% due 05/01/2050	64,690	81,631
5.930% due 05/01/2060	58,500	75,260

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050	12,000	11,752

Boston Scientific Corp.
7.000% due 11/15/2035	43,837	61,559
7.375% due 01/15/2040	42,000	64,212

BP Capital Markets America, Inc.
3.000% due 02/24/2050	5,200	4,775

Braskem America Finance Co.
7.125% due 07/22/2041	3,180	3,625

Bristol-Myers Squibb Co.
3.900% due 02/20/2028	1,500	1,688
4.250% due 10/26/2049	27,800	32,802
4.350% due 11/15/2047	12,084	14,412
4.550% due 02/20/2048	1,100	1,343
5.000% due 08/15/2045	4,489	5,781

British Airways Pass-Through Trust
3.300% due 06/15/2034	21,680	21,673
3.350% due 12/15/2030	1,755	1,695
4.250% due 05/15/2034	2,469	2,597

Broadcom Corp.
3.875% due 01/15/2027	24,493	26,610

Broadcom, Inc.
2.600% due 02/15/2033	41,901	39,072
3.459% due 09/15/2026	32,312	34,695
3.469% due 04/15/2034	31,507	31,779
3.500% due 02/15/2041	26,000	24,936
4.150% due 11/15/2030	5,250	5,673
4.300% due 11/15/2032	6,950	7,577
5.000% due 04/15/2030	2,000	2,282

Buckeye Partners LP
5.600% due 10/15/2044	3,800	3,682

Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	32,350	37,797
4.450% due 03/15/2043	69,500	82,158
5.050% due 03/01/2041	10,154	12,787

Cameron LNG LLC
3.402% due 01/15/2038	16,300	16,473

Campbell Soup Co.
3.125% due 04/24/2050	15,700	14,671
4.800% due 03/15/2048	400	473

Canadian Natural Resources Ltd.
5.850% due 02/01/2035	8,600	10,520
6.450% due 06/30/2033	3,376	4,294

Canadian Pacific Railway Co.
6.125% due 09/15/2115	51,558	75,370

Carrier Global Corp.
3.377% due 04/05/2040	8,600	8,601
3.577% due 04/05/2050	15,500	15,248

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	3,784	4,305

Celulosa Arauco y Constitucion S.A.
5.500% due 11/02/2047	9,000	10,481

Cenovus Energy, Inc.
5.250% due 06/15/2037	7,515	8,140
6.750% due 11/15/2039	16,900	21,242

Centene Corp.
4.625% due 12/15/2029	3,300	3,576

CenterPoint Energy Resources Corp.
4.100% due 09/01/2047	2,000	2,106

Central Nippon Expressway Co. Ltd.
0.762% (US0003M + 0.560%) due 11/02/2021 ~	2,000	2,004
2.091% due 09/14/2021	11,000	11,082
2.362% due 05/28/2021	18,500	18,551

Charter Communications Operating LLC
3.500% due 06/01/2041	18,200	17,285
3.700% due 04/01/2051	6,700	6,278
3.750% due 02/15/2028	1,800	1,952
3.850% due 04/01/2061	85,300	78,351
3.900% due 06/01/2052	15,000	14,427
4.200% due 03/15/2028	1,900	2,096

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.464% due 07/23/2022	$2,175	$2,269
4.500% due 02/01/2024	9,100	9,958
4.800% due 03/01/2050	46,200	49,678
5.050% due 03/30/2029	10,025	11,534
5.125% due 07/01/2049	49,500	55,777
5.375% due 05/01/2047	48,000	55,842
5.750% due 04/01/2048	19,200	23,394
6.384% due 10/23/2035	25,681	33,306
6.484% due 10/23/2045	38,419	50,124
6.834% due 10/23/2055	8,000	10,969

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	5,000	5,279

China Resources Gas Group Ltd.
4.500% due 04/05/2022	5,434	5,609

Citrix Systems, Inc.
1.250% due 03/01/2026	7,600	7,477
4.500% due 12/01/2027	4,100	4,674

Coca-Cola Co.
2.500% due 03/15/2051	21,100	18,469
2.750% due 06/01/2060	7,500	6,732

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	10,900	13,594

Comcast Corp.
2.650% due 02/01/2030	2,000	2,049
2.650% due 08/15/2062	20,400	17,349
2.800% due 01/15/2051	5,000	4,594
3.200% due 07/15/2036	1,300	1,359
3.450% due 02/01/2050	43,100	44,606
3.969% due 11/01/2047	57,110	63,880
3.999% due 11/01/2049	156,128	175,479
4.000% due 03/01/2048	12,260	13,725
4.500% due 01/15/2043	2,600	3,102
4.600% due 10/15/2038	5,400	6,526
4.650% due 07/15/2042	46,600	56,391
4.700% due 10/15/2048	10,000	12,387
4.750% due 03/01/2044	1,600	1,972
5.650% due 06/15/2035	5,900	7,781
7.050% due 03/15/2033	6,875	9,818

CommonSpirit Health
3.347% due 10/01/2029	10,000	10,689
4.187% due 10/01/2049	2,100	2,275

Conagra Brands, Inc.
4.600% due 11/01/2025	6,541	7,431
5.400% due 11/01/2048	12,895	16,523
7.000% due 10/01/2028	1,800	2,331

Constellation Brands, Inc.
4.100% due 02/15/2048	12,200	13,232
4.500% due 05/09/2047	8,100	9,225
5.250% due 11/15/2048	3,500	4,448

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	4,296	4,444

Continental Resources, Inc.
4.900% due 06/01/2044	16,600	16,631

Corning, Inc.
5.450% due 11/15/2079	5,400	6,730

Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	2,000	2,171
4.500% due 08/01/2047	28,470	32,172
5.625% due 10/18/2043	2,200	2,839

CoStar Group, Inc.
2.800% due 07/15/2030	6,700	6,561

Cox Communications, Inc.
2.950% due 10/01/2050	7,900	7,005
4.500% due 06/30/2043	21,841	24,562
4.600% due 08/15/2047	3,010	3,455
4.700% due 12/15/2042	12,190	14,149
4.800% due 02/01/2035	14,200	16,724

CRH America Finance, Inc.
4.400% due 05/09/2047	2,700	3,068
4.500% due 04/04/2048	9,490	10,965

CVS Health Corp.
3.625% due 04/01/2027	2,900	3,187
3.750% due 04/01/2030	4,900	5,351
4.125% due 04/01/2040	11,700	12,955
4.780% due 03/25/2038	1,559	1,843
5.050% due 03/25/2048	54,100	66,520
5.300% due 12/05/2043	7,100	8,825

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CVS Pass-Through Trust
4.163% due 08/11/2036	$8,843	$9,292
5.773% due 01/10/2033	1,120	1,303
5.880% due 01/10/2028	2,790	3,216
5.926% due 01/10/2034	26,006	30,006
6.036% due 12/10/2028	1,258	1,468
6.943% due 01/10/2030	26,035	31,393
7.507% due 01/10/2032	67,260	84,211
8.353% due 07/10/2031	12,577	16,313

D.R. Horton, Inc.
4.375% due 09/15/2022	800	836

Dell International LLC
4.900% due 10/01/2026	20,600	23,382
5.300% due 10/01/2029	38,930	45,570
5.450% due 06/15/2023	32,130	35,127
6.020% due 06/15/2026	86,700	102,729
8.100% due 07/15/2036	29,700	43,566
8.350% due 07/15/2046	40,150	61,203

Delta Air Lines, Inc.
2.900% due 10/28/2024	6,400	6,404
3.750% due 10/28/2029	16,400	16,008
4.500% due 10/20/2025	2,500	2,670
4.750% due 10/20/2028	3,150	3,428
7.000% due 05/01/2025	7,000	8,070
7.375% due 01/15/2026	18,550	21,712

Deutsche Telekom International Finance BV
4.750% due 06/21/2038	5,200	6,131
8.750% due 06/15/2030	42,000	62,356
9.250% due 06/01/2032	250	398

Diamondback Energy, Inc.
3.125% due 03/24/2031	10,400	10,392
4.400% due 03/24/2051	7,500	7,696
4.750% due 05/31/2025	6,000	6,711

Discovery Communications LLC
4.000% due 09/15/2055	5,208	5,136
5.200% due 09/20/2047	26,300	31,228

Eastern Energy Gas Holdings LLC
4.600% due 12/15/2044	4,115	4,610
4.800% due 11/01/2043	800	916

Ecopetrol S.A.
7.375% due 09/18/2043	25,700	31,490

El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	25,670	36,276

Embotelladora Andina S.A.
3.950% due 01/21/2050	3,600	3,816

Enbridge Energy Partners LP
5.500% due 09/15/2040	3,000	3,549
7.375% due 10/15/2045	19,792	28,057

Enbridge, Inc.
4.500% due 06/10/2044	10,948	11,863

Energy Transfer Operating LP
3.600% due 02/01/2023	4,256	4,433
4.050% due 03/15/2025	800	865
4.250% due 03/15/2023	8,906	9,407
4.500% due 04/15/2024	300	327
4.900% due 03/15/2035	21,073	22,274
5.000% due 05/15/2050	3,300	3,421
5.150% due 02/01/2043	26,785	27,450
5.150% due 03/15/2045	42,286	43,773
5.300% due 04/15/2047	20,590	21,808
5.800% due 06/15/2038	900	1,023
6.050% due 06/01/2041	1,900	2,175
6.125% due 12/15/2045	33,600	38,755
6.625% due 10/15/2036	11,177	13,738

Energy Transfer Partners LP
5.000% due 10/01/2022	900	946

EnLink Midstream Partners LP
5.450% due 06/01/2047	13,800	11,166

Entergy Louisiana LLC
2.900% due 03/15/2051	7,400	6,805
3.100% due 06/15/2041	14,600	14,671
4.200% due 09/01/2048	1,410	1,592
5.000% due 07/15/2044	4,300	4,649

Enterprise Products Operating LLC
4.200% due 01/31/2050	16,068	17,165
4.450% due 02/15/2043	92,745	101,144

92	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.800% due 02/01/2049	$3,575	$4,112
4.850% due 08/15/2042	11,300	12,996
4.850% due 03/15/2044	42,362	48,913
4.875% due 08/16/2077 •	11,300	10,646
4.950% due 10/15/2054	500	577
5.100% due 02/15/2045	31,665	37,568
5.250% due 08/16/2077 •	7,101	7,094
5.700% due 02/15/2042	5,600	7,179
5.750% due 03/01/2035	13,761	16,734
5.950% due 02/01/2041	7,663	9,837
6.125% due 10/15/2039	5,000	6,550
6.450% due 09/01/2040	4,995	6,708
7.550% due 04/15/2038	2,850	4,186

EOG Resources, Inc.
4.950% due 04/15/2050	800	978

EQM Midstream Partners LP
4.000% due 08/01/2024	7,100	7,233

Equinor ASA
3.700% due 04/06/2050	12,000	12,789

ERAC USA Finance LLC
7.000% due 10/15/2037	9,200	13,287

Expedia Group, Inc.
3.250% due 02/15/2030	2,843	2,865
4.625% due 08/01/2027	4,600	5,123

FedEx Corp.
3.875% due 08/01/2042	765	811
4.550% due 04/01/2046	18,300	20,782
4.750% due 11/15/2045	6,250	7,329
4.950% due 10/17/2048	17,000	20,782
5.100% due 01/15/2044	14,941	18,137

Fiserv, Inc.
4.400% due 07/01/2049	30,000	34,706

Flex Ltd.
3.750% due 02/01/2026	4,600	4,940
4.875% due 05/12/2030	20,600	23,367

Ford Foundation
2.415% due 06/01/2050	3,800	3,445
2.815% due 06/01/2070	7,100	6,432

Ford Motor Co.
8.900% due 01/15/2032	9,209	12,303
9.980% due 02/15/2047	425	633

Fortune Brands Home & Security, Inc.
4.000% due 06/15/2025	2,700	2,977

Fox Corp.
5.576% due 01/25/2049	5,300	6,772

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	36,075	37,857

General Electric Co.
4.125% due 10/09/2042	3,334	3,583
4.250% due 05/01/2040	29,400	32,312
4.350% due 05/01/2050	103,800	115,506
5.875% due 01/14/2038	24,551	31,825
6.150% due 08/07/2037	744	980
6.750% due 03/15/2032	1,289	1,729
6.875% due 01/10/2039	7,868	11,084

General Mills, Inc.
3.000% due 02/01/2051	3,208	3,008

General Motors Co.
5.150% due 04/01/2038	15,200	17,435

Gilead Sciences, Inc.
4.750% due 03/01/2046	6,200	7,511
4.800% due 04/01/2044	325	392

Glencore Finance Canada Ltd.
4.950% due 11/15/2021	7,800	8,019
5.550% due 10/25/2042	8,730	10,658
6.900% due 11/15/2037	100	134

Global Payments, Inc.
4.150% due 08/15/2049	4,400	4,809

Globo Comunicacao e Participacoes S.A.
4.843% due 06/08/2025	8,600	8,955
5.125% due 03/31/2027	1,300	1,340

GNL Quintero S.A.
4.634% due 07/31/2029	5,000	5,507

GTL Trade Finance, Inc.
7.250% due 04/16/2044	5,200	6,976

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GTP Acquisition Partners LLC
3.482% due 06/15/2050	$7,500	$7,986

Halliburton Co.
4.850% due 11/15/2035	10,400	11,700
5.000% due 11/15/2045	6,600	7,374
6.700% due 09/15/2038	1,130	1,474
7.450% due 09/15/2039	21,239	29,770

HCA, Inc.
4.500% due 02/15/2027	8,800	9,877
4.750% due 05/01/2023	6,500	7,008
5.250% due 06/15/2049	7,900	9,690
5.500% due 06/15/2047	23,062	28,749

Heineken NV
4.000% due 10/01/2042	1,366	1,509
4.350% due 03/29/2047	17,000	20,096

Hess Corp.
6.000% due 01/15/2040	9,135	10,947
7.300% due 08/15/2031	2,129	2,722

Home Depot, Inc.
4.400% due 03/15/2045	9,350	11,261

Howmet Aerospace, Inc.
5.900% due 02/01/2027	1,900	2,159

Humana, Inc.
3.950% due 03/15/2027	900	1,005
3.950% due 08/15/2049	11,800	12,731
8.150% due 06/15/2038	1,000	1,539

Huntington Ingalls Industries, Inc.
4.200% due 05/01/2030	3,500	3,890

Huntsman International LLC
4.500% due 05/01/2029	5,500	6,098
5.125% due 11/15/2022	16,151	17,042

Hyatt Hotels Corp.
5.750% due 04/23/2030	4,350	5,093

IHS Markit Ltd.
4.250% due 05/01/2029	7,700	8,686
5.000% due 11/01/2022	9,301	9,812

Imperial Brands Finance PLC
3.500% due 02/11/2023	200	208
3.500% due 07/26/2026	7,800	8,346
3.875% due 07/26/2029	7,100	7,576
4.250% due 07/21/2025	19,615	21,575

Industrias Penoles S.A.B. de C.V.
4.750% due 08/06/2050	8,500	8,751

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	10,800	11,432

Intel Corp.
4.100% due 05/11/2047	871	987

International Paper Co.
4.350% due 08/15/2048	6,900	7,995
4.400% due 08/15/2047	5,200	6,100
4.800% due 06/15/2044	12,450	14,946
6.000% due 11/15/2041	7,400	10,064
8.700% due 06/15/2038	9,455	14,877

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,541	1,555
4.000% due 05/15/2034	13,500	14,613

Juniper Networks, Inc.
5.950% due 03/15/2041	46,478	57,128

Kaiser Foundation Hospitals
4.150% due 05/01/2047	14,300	16,930

Kansas City Southern
3.500% due 05/01/2050	2,300	2,314
4.300% due 05/15/2043	5,000	5,497
4.700% due 05/01/2048	19,600	23,127
4.950% due 08/15/2045	24,795	29,798

Keurig Dr Pepper, Inc.
4.985% due 05/25/2038	12,700	15,641
5.085% due 05/25/2048	5,800	7,282

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	10,709	11,564
5.000% due 08/15/2042	5,500	6,208
5.000% due 03/01/2043	34,835	39,366
5.625% due 09/01/2041	1,700	2,003
5.800% due 03/15/2035	10,942	13,401
6.375% due 03/01/2041	10,715	13,619

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 02/01/2037	$12,219	$15,502
6.500% due 09/01/2039	36,840	47,807
6.550% due 09/15/2040	30,300	39,470
6.950% due 01/15/2038	800	1,076
7.400% due 03/15/2031	5,000	6,713
7.500% due 11/15/2040	22,967	31,517

Kinder Morgan, Inc.
5.300% due 12/01/2034	1,365	1,614
7.800% due 08/01/2031	2,000	2,774

Kraft Heinz Foods Co.
5.000% due 06/04/2042	13,250	14,932
6.375% due 07/15/2028	650	801
6.500% due 02/09/2040	87,238	114,196
6.750% due 03/15/2032	5,025	6,562
6.875% due 01/26/2039	3,900	5,385
7.125% due 08/01/2039	36,043	50,452

L3Harris Technologies, Inc.
4.854% due 04/27/2035	2,150	2,612

LafargeHolcim Finance U.S. LLC
4.750% due 09/22/2046	4,300	5,000

Las Vegas Sands Corp.
2.900% due 06/25/2025	2,800	2,869
3.200% due 08/08/2024	7,700	8,033
3.500% due 08/18/2026	131,600	137,315
3.900% due 08/08/2029	24,592	25,297

Leidos, Inc.
2.300% due 02/15/2031	7,900	7,475
4.375% due 05/15/2030	2,000	2,227

Leland Stanford Junior University
2.413% due 06/01/2050	12,600	11,545

Lennar Corp.
4.750% due 11/29/2027	3,899	4,481

Lenovo Group Ltd.
3.421% due 11/02/2030	20,100	20,222

Level 3 Financing, Inc.
3.875% due 11/15/2029	11,700	12,356

Lockheed Martin Corp.
3.600% due 03/01/2035	2,500	2,791
4.500% due 05/15/2036	2,100	2,540

Lowe’s Cos., Inc.
4.050% due 05/03/2047	4,540	4,986

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	8,555	10,673

Magellan Midstream Partners LP
3.950% due 03/01/2050	4,200	4,145

Marathon Oil Corp.
5.200% due 06/01/2045	5,000	5,466
6.600% due 10/01/2037	3,700	4,613

Marathon Petroleum Corp.
6.500% due 03/01/2041	13,503	17,973

Marriott International, Inc.
2.850% due 04/15/2031	9,700	9,528
3.125% due 10/15/2021	1,700	1,711
3.500% due 10/15/2032	25,700	26,706
3.600% due 04/15/2024	10,500	11,177
4.625% due 06/15/2030	10,590	11,860

Marvell Technology Group Ltd.
4.875% due 06/22/2028	10,200	11,706

Masco Corp.
4.500% due 05/15/2047	4,409	5,054
6.500% due 08/15/2032	3,614	4,690
7.750% due 08/01/2029	2,539	3,375

Massachusetts Institute of Technology
5.600% due 07/01/2111	1,668	2,558

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069	27,500	32,072

McDonald’s Corp.
3.625% due 09/01/2049	16,800	17,584

Medtronic, Inc.
4.625% due 03/15/2045	1,623	2,050

Merck & Co., Inc.
4.000% due 03/07/2049	13,000	15,048

Micron Technology, Inc.
5.327% due 02/06/2029	8,500	10,013

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	93

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Microsoft Corp.
2.675% due 06/01/2060	$32,710	$30,097
2.921% due 03/17/2052	36,736	36,297

Mondelez International, Inc.
2.625% due 09/04/2050	2,700	2,329

Moody’s Corp.
2.550% due 08/18/2060	3,500	2,844
3.250% due 05/20/2050	1,500	1,463
4.875% due 12/17/2048	9,000	11,118
5.250% due 07/15/2044	4,144	5,362

Motorola Solutions, Inc.
2.300% due 11/15/2030	4,600	4,356
5.500% due 09/01/2044	5,686	6,908

MPLX LP
3.500% due 12/01/2022	2,525	2,636
4.900% due 04/15/2058	19,120	20,438
5.200% due 03/01/2047	5,000	5,732
5.200% due 12/01/2047	2,100	2,387
5.500% due 02/15/2049	2,630	3,094

Mylan, Inc.
3.125% due 01/15/2023	700	730
4.200% due 11/29/2023	4,461	4,817
5.200% due 04/15/2048	22,800	26,303
5.400% due 11/29/2043	1,900	2,237

NBCUniversal Media LLC
4.450% due 01/15/2043	31,300	37,075
5.950% due 04/01/2041	52,000	73,249

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	22,905	29,424

Newell Brands, Inc.
5.875% due 04/01/2036	2,309	2,840

Newmont Corp.
5.450% due 06/09/2044	31,100	40,539
6.250% due 10/01/2039	1,710	2,358

Norfolk Southern Corp.
3.155% due 05/15/2055	19,059	17,770
3.942% due 11/01/2047	6,494	7,059
4.050% due 08/15/2052	7,010	7,750

Northern Natural Gas Co.
4.100% due 09/15/2042	14,000	15,294
4.300% due 01/15/2049	18,375	20,871

Northrop Grumman Corp.
3.850% due 04/15/2045	9,500	10,255
4.030% due 10/15/2047	3,484	3,881

Northwell Healthcare, Inc.
3.809% due 11/01/2049	14,900	15,592

Nutrition & Biosciences, Inc.
2.300% due 11/01/2030	9,000	8,731

NVIDIA Corp.
3.700% due 04/01/2060	3,500	3,781

NXP BV
3.150% due 05/01/2027	1,800	1,914
3.875% due 09/01/2022	21,118	22,057
4.625% due 06/01/2023	28,016	30,363
5.350% due 03/01/2026	10,000	11,686
5.550% due 12/01/2028	2,200	2,640

Occidental Petroleum Corp.
2.900% due 08/15/2024	3,500	3,466
7.000% due 11/15/2027	1,000	1,035
7.150% due 05/15/2028	14,050	15,367
7.500% due 05/01/2031	8,974	10,500
7.875% due 09/15/2031	2,400	2,829
7.950% due 06/15/2039	28,980	34,341

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/26/2021 (d)(f)	4,491	30

ONEOK Partners LP
6.125% due 02/01/2041	27,327	32,091
6.200% due 09/15/2043	47,644	57,481
6.650% due 10/01/2036	4,765	5,989
6.850% due 10/15/2037	8,494	10,774

Oracle Corp.
3.600% due 04/01/2040	22,300	22,441
3.600% due 04/01/2050	36,400	35,319
3.650% due 03/25/2041 (h)	18,500	18,747
3.800% due 11/15/2037	8,405	8,740

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.850% due 07/15/2036	$1,500	$1,598
3.850% due 04/01/2060	50,560	49,710
3.950% due 03/25/2051 (h)	7,500	7,745
4.000% due 07/15/2046	15,350	15,840
4.000% due 11/15/2047	64,510	66,783
4.100% due 03/25/2061 (h)	29,600	30,692
4.125% due 05/15/2045	5,100	5,353
4.500% due 07/08/2044	1,400	1,550

Orlando Health Obligated Group
3.327% due 10/01/2050	8,500	8,687

Otis Worldwide Corp.
3.362% due 02/15/2050	6,400	6,269

Ovintiv, Inc.
5.150% due 11/15/2041	1,581	1,583
7.200% due 11/01/2031	11,096	13,906
7.375% due 11/01/2031	4,600	5,858

Owens Corning
4.300% due 07/15/2047	21,440	23,278
4.400% due 01/30/2048	24,550	26,844
7.000% due 12/01/2036	246	337

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	14,885	15,659
6.000% due 04/07/2023	19,900	21,575

Packaging Corp. of America
4.050% due 12/15/2049	9,600	10,706

PeaceHealth Obligated Group
4.787% due 11/15/2048	2,200	2,749

Penske Truck Leasing Co. LP
4.125% due 08/01/2023	2,143	2,300
4.250% due 01/17/2023	7,204	7,656

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	14,800	14,550

Pertamina Persero PT
6.000% due 05/03/2042	5,000	5,923
6.450% due 05/30/2044	5,700	7,110

Petroleos Mexicanos
6.350% due 02/12/2048	71,109	58,730
6.500% due 03/13/2027	1,600	1,675
6.750% due 09/21/2047	103,726	88,402
6.840% due 01/23/2030	5,990	6,090
6.950% due 01/28/2060	8,284	7,121
7.690% due 01/23/2050	14,142	13,110

Petronas Capital Ltd.
4.550% due 04/21/2050	400	475

Pfizer, Inc.
4.200% due 09/15/2048	600	709
4.300% due 06/15/2043	400	466
4.400% due 05/15/2044	3,900	4,643
5.600% due 09/15/2040	18,365	25,032

Philip Morris International, Inc.
3.875% due 08/21/2042	1,875	1,991
4.125% due 03/04/2043	2,575	2,802
4.250% due 11/10/2044	26,000	28,983
4.375% due 11/15/2041	11,100	12,649
4.875% due 11/15/2043	2,500	2,993

Pioneer Natural Resources Co.
7.200% due 01/15/2028	24,475	30,472

Prosus NV
3.680% due 01/21/2030	1,600	1,654
3.832% due 02/08/2051	12,300	10,830
4.027% due 08/03/2050	4,000	3,644

PulteGroup, Inc.
5.000% due 01/15/2027	2,000	2,304
5.500% due 03/01/2026	3,275	3,827

QVC, Inc.
4.375% due 03/15/2023	5,558	5,836
4.850% due 04/01/2024	4,800	5,169
5.950% due 03/15/2043	28,765	28,118

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	4,806	5,517
6.332% due 09/30/2027	3,535	4,084

Raytheon Technologies Corp.
3.125% due 07/01/2050	1,715	1,664
4.050% due 05/04/2047	7,100	7,914
4.350% due 04/15/2047	2,900	3,316
4.450% due 11/16/2038	6,200	7,192

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regeneron Pharmaceuticals, Inc.
2.800% due 09/15/2050	$5,200	$4,515

Reynolds American, Inc.
5.850% due 08/15/2045	21,048	24,861
6.150% due 09/15/2043	10,920	13,198

Rockies Express Pipeline LLC
7.500% due 07/15/2038	25,640	28,717

Rogers Communications, Inc.
3.700% due 11/15/2049	2,200	2,188

Royalty Pharma PLC
3.300% due 09/02/2040	12,900	12,471
3.550% due 09/02/2050	17,900	17,104

S&P Global, Inc.
2.300% due 08/15/2060	5,900	4,805
3.250% due 12/01/2049	3,200	3,282

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	24,200	26,564
4.500% due 05/15/2030	26,265	29,528
5.000% due 03/15/2027	36,700	41,804
5.625% due 03/01/2025	300	343
5.750% due 05/15/2024	8,950	10,104
5.875% due 06/30/2026	7,556	8,857
6.250% due 03/15/2022	6,500	6,752

Sands China Ltd.
4.375% due 06/18/2030	18,400	19,509
5.125% due 08/08/2025	29,800	33,387
5.400% due 08/08/2028	35,300	40,416

Saudi Arabian Oil Co.
3.250% due 11/24/2050	18,600	16,863
3.500% due 11/24/2070	19,500	17,345

Seagate HDD Cayman
4.125% due 01/15/2031	5,000	5,086
5.750% due 12/01/2034	300	341

Siemens Financieringsmaatschappij NV
2.875% due 03/11/2041	18,600	17,958
4.200% due 03/16/2047	3,800	4,440

South Jersey Industries, Inc.
3.700% due 04/15/2031	28,000	28,325

Southern Co.
3.700% due 04/30/2030	100	108
4.250% due 07/01/2036	9,300	10,474
4.400% due 07/01/2046	19,705	21,994

Southern Natural Gas Co. LLC
8.000% due 03/01/2032	8,346	11,426

Southwest Airlines Co.
4.750% due 05/04/2023	6,470	6,988
5.250% due 05/04/2025	7,465	8,500

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	2,400	2,500
4.600% due 06/15/2028	800	785

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	5,073	5,081

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,430	1,443
5.152% due 09/20/2029	22,100	25,249

Standard Industries, Inc.
4.750% due 01/15/2028	18,600	19,304
5.000% due 02/15/2027	2,380	2,486

Starbucks Corp.
3.500% due 11/15/2050	20,358	20,436
4.450% due 08/15/2049	2,000	2,324

Stryker Corp.
2.900% due 06/15/2050	18,500	17,506

Suncor Energy, Inc.
6.500% due 06/15/2038	100	134

Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022	2,000	2,069
4.950% due 01/15/2043	27,800	28,388

Sutter Health
3.161% due 08/15/2040	1,950	1,947
3.361% due 08/15/2050	2,600	2,580

Suzano Austria GmbH
6.000% due 01/15/2029	13,600	16,025
7.000% due 03/16/2047	27,520	35,490

94	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	$1,200	$1,270

Syngenta Finance NV
3.125% due 03/28/2022	1,500	1,522
4.441% due 04/24/2023	1,000	1,048
4.892% due 04/24/2025	7,450	7,979
5.676% due 04/24/2048	13,575	14,155

Sysco Corp.
6.600% due 04/01/2050	7,200	10,423

T-Mobile USA, Inc.
2.050% due 02/15/2028	12,600	12,370
2.550% due 02/15/2031	9,500	9,319
3.300% due 02/15/2051	34,900	32,660
3.600% due 11/15/2060	27,900	26,846
3.750% due 04/15/2027	14,400	15,756
3.875% due 04/15/2030	3,195	3,472
4.375% due 04/15/2040	18,700	20,796
4.500% due 04/15/2050	40,300	45,303

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050	4,800	4,597
3.375% due 07/09/2060	22,700	21,861

Teck Resources Ltd.
6.125% due 10/01/2035	10,000	12,272

Telefonica Emisiones S.A.
4.895% due 03/06/2048	20,230	23,006
5.213% due 03/08/2047	18,400	21,547
5.520% due 03/01/2049	13,300	16,275
7.045% due 06/20/2036	15,097	20,965

Tencent Holdings Ltd.
3.240% due 06/03/2050	14,300	13,203
3.290% due 06/03/2060	13,300	12,181
3.925% due 01/19/2038	2,000	2,131
3.975% due 04/11/2029	26,500	28,825

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	4,500	4,486
7.625% due 04/01/2037	320	435

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	8,137	8,173

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	389	389

Texas Eastern Transmission LP
4.150% due 01/15/2048	400	406

Thomson Reuters Corp.
5.650% due 11/23/2043	23,336	29,448

Time Warner Cable LLC
4.500% due 09/15/2042	18,500	19,800
5.500% due 09/01/2041	14,800	17,573
5.875% due 11/15/2040	5,000	6,228
6.550% due 05/01/2037	7,306	9,618
6.750% due 06/15/2039	52,495	70,495
7.300% due 07/01/2038	2,080	2,895

Time Warner Entertainment Co. LP
8.375% due 03/15/2023	1,128	1,294
8.375% due 07/15/2033	18,420	26,694

Topaz Solar Farms LLC
4.875% due 09/30/2039	5,580	6,092

Total Capital International S.A.
3.386% due 06/29/2060	17,700	16,928
3.461% due 07/12/2049	6,800	6,837

TransCanada PipeLines Ltd.
4.625% due 03/01/2034	2,000	2,261
4.875% due 05/15/2048	27,100	32,111
6.200% due 10/15/2037	3,484	4,527
7.250% due 08/15/2038	1,075	1,552
7.625% due 01/15/2039	10,020	15,005

Transcontinental Gas Pipe Line Co. LLC
3.950% due 05/15/2050	23,200	23,818
5.400% due 08/15/2041	4,330	5,235

Trustees of the University of Pennsylvania
4.674% due 09/01/2112	2,500	3,185

TTX Co.
4.600% due 02/01/2049	3,700	4,413

Tyson Foods, Inc.
4.550% due 06/02/2047	1,000	1,178
5.100% due 09/28/2048	6,200	7,863

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	$7,025	$6,917
4.625% due 12/03/2026	2,368	2,239
7.125% due 04/22/2025	1,770	1,824

Union Pacific Corp.
2.973% due 09/16/2062	14,600	13,029
3.250% due 02/05/2050	6,600	6,511
3.550% due 08/15/2039	2,800	2,979
3.750% due 02/05/2070	9,600	9,862
3.839% due 03/20/2060	90	96
3.950% due 08/15/2059	3,700	4,004
4.100% due 09/15/2067	4,347	4,671
4.375% due 11/15/2065	12,500	14,414

United Airlines Pass-Through Trust
3.100% due 01/07/2030	27,965	28,672
3.100% due 04/07/2030	3,562	3,469
3.450% due 06/01/2029	2,425	2,543
3.450% due 01/07/2030	867	870
3.500% due 09/01/2031	4,241	4,354
3.750% due 03/03/2028	5,316	5,529
4.000% due 10/11/2027	12,330	12,784
4.150% due 02/25/2033	9,184	9,832
4.300% due 02/15/2027	12,365	12,870
4.550% due 08/25/2031	14,432	15,250
5.875% due 04/15/2029	43,912	48,781

UnitedHealth Group, Inc.
3.125% due 05/15/2060	10,600	10,441
3.700% due 08/15/2049	7,300	7,946
3.750% due 10/15/2047	6,400	7,019
3.875% due 08/15/2059	6,400	7,162
4.625% due 11/15/2041	14,000	17,357
4.750% due 07/15/2045	10,099	12,746
5.800% due 03/15/2036	300	408
5.950% due 02/15/2041	4,700	6,695

Utah Acquisition Sub, Inc.
5.250% due 06/15/2046	4,853	5,717

Vale Overseas Ltd.
3.750% due 07/08/2030	3,800	3,973
6.250% due 08/10/2026	28,600	34,068
6.875% due 11/21/2036	22,806	30,360
6.875% due 11/10/2039	13,333	17,832

Valero Energy Corp.
4.000% due 04/01/2029	10,000	10,786

Verisk Analytics, Inc.
3.625% due 05/15/2050	11,900	11,719

ViacomCBS, Inc.
4.850% due 07/01/2042	13,334	15,286
4.900% due 08/15/2044	4,027	4,672

VMware, Inc.
3.900% due 08/21/2027	18,200	19,882
4.500% due 05/15/2025	2,900	3,237
4.650% due 05/15/2027	7,000	7,945
4.700% due 05/15/2030	25,900	29,898

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025	1,900	2,042

Walgreen Co.
4.400% due 09/15/2042	2,000	2,104

Walgreens Boots Alliance, Inc.
4.800% due 11/18/2044	1,700	1,886

Walt Disney Co.
2.750% due 09/01/2049	22,900	21,006
3.500% due 05/13/2040	10,100	10,702
3.600% due 01/13/2051	14,900	15,898
3.800% due 05/13/2060	76,500	84,375
4.750% due 09/15/2044	6,000	7,469

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024	9,100	9,615

West Virginia United Health System Obligated Group
3.129% due 06/01/2050	4,400	4,202

Western & Southern Life Insurance Co.
5.150% due 01/15/2049	16,000	18,288

Western Digital Corp.
4.750% due 02/15/2026 (j)	9,300	10,264

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	4,690	5,350

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Whirlpool Corp.
5.150% due 03/01/2043		$21,075	$25,090

Williams Cos., Inc.
8.750% due 03/15/2032		2,610	3,832

Woodside Finance Ltd.
3.650% due 03/05/2025		2,400	2,537
4.500% due 03/04/2029		6,700	7,315

Wynn Las Vegas LLC
4.250% due 05/30/2023		10,547	10,817
5.500% due 03/01/2025		24,650	26,074

Yale University
2.402% due 04/15/2050		6,900	6,348

Yara International ASA
3.148% due 06/04/2030		6,300	6,497
4.750% due 06/01/2028		5,900	6,729

Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		1,681	1,752
4.450% due 08/15/2045		2,600	2,885

Zoetis, Inc.
3.950% due 09/12/2047		9,000	9,985
4.450% due 08/20/2048		7,500	8,984
4.700% due 02/01/2043		9,069	10,958

			11,281,402

UTILITIES 14.5%

AEP Texas, Inc.
4.150% due 05/01/2049		8,900	9,719

AES Corp.
3.950% due 07/15/2030		7,000	7,497

Alabama Power Co.
3.450% due 10/01/2049		3,500	3,582
3.850% due 12/01/2042		2,950	3,202
4.300% due 07/15/2048		8,700	10,121
5.200% due 06/01/2041		200	250

Ameren Illinois Co.
3.250% due 03/15/2050		2,600	2,621
3.700% due 12/01/2047		3,700	3,981

American Transmission Systems, Inc.
5.000% due 09/01/2044		13,395	15,501

American Water Capital Corp.
3.750% due 09/01/2047		5,000	5,350
4.300% due 12/01/2042		8,700	9,883
6.593% due 10/15/2037		150	212

Appalachian Power Co.
4.400% due 05/15/2044		6,350	7,084
5.800% due 10/01/2035		2,176	2,758
6.375% due 04/01/2036		5,146	6,878
6.700% due 08/15/2037		3,600	4,904
7.000% due 04/01/2038		2,978	4,280

Arizona Public Service Co.
3.350% due 05/15/2050		13,650	13,564
3.500% due 12/01/2049		7,100	7,251
4.500% due 04/01/2042		3,500	4,016

AT&T, Inc.
3.150% due 09/04/2036	EUR	4,500	6,336
3.300% due 02/01/2052		$28,600	25,806
3.500% due 09/15/2053		113,397	104,991
3.500% due 02/01/2061		38,650	35,143
3.550% due 09/15/2055		139,782	128,160
3.650% due 06/01/2051		15,500	15,018
3.650% due 09/15/2059		270,941	248,148
3.800% due 12/01/2057		201,180	191,769
3.850% due 06/01/2060		10,020	9,600
8.750% due 11/15/2031		265	394

Atmos Energy Corp.
4.300% due 10/01/2048		16,900	19,367

Berkshire Hathaway Energy Co.
2.850% due 05/15/2051		11,600	10,424
4.450% due 01/15/2049		27,790	32,648
4.500% due 02/01/2045		580	674
6.125% due 04/01/2036		5,754	7,770

BG Energy Capital PLC
5.125% due 10/15/2041		31,445	38,047

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	95

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Black Hills Corp.
4.200% due 09/15/2046	$4,284	$4,525

Boston Gas Co.
4.487% due 02/15/2042	7,784	8,823

British Telecommunications PLC
9.625% due 12/15/2030	12,575	19,387

Brooklyn Union Gas Co.
4.487% due 03/04/2049	7,500	8,607

CenterPoint Energy Houston Electric LLC
2.900% due 07/01/2050	4,400	4,129
3.350% due 04/01/2051	15,400	15,528
4.250% due 02/01/2049	4,200	4,888

Cleco Corporate Holdings LLC
4.973% due 05/01/2046	400	443

Cleco Power LLC
6.000% due 12/01/2040	18,175	23,295

Cleveland Electric Illuminating Co.
5.950% due 12/15/2036	7,000	8,449

CMS Energy Corp.
4.700% due 03/31/2043	3,837	4,381

Commonwealth Edison Co.
3.000% due 03/01/2050	3,200	3,046
3.125% due 03/15/2051	17,300	16,817

Connecticut Light & Power Co.
4.000% due 04/01/2048	1,300	1,478
4.300% due 04/15/2044	13,009	15,122

Consolidated Edison Co. of New York, Inc.
3.000% due 12/01/2060	14,800	12,940
3.950% due 04/01/2050	3,400	3,698
4.125% due 05/15/2049	18,110	20,187
4.200% due 03/15/2042	5,000	5,580
4.500% due 05/15/2058	16,310	18,769
4.625% due 12/01/2054	2,285	2,704
5.500% due 12/01/2039	4,900	6,258
5.700% due 06/15/2040	4,900	6,372

Consumers Energy Co.
4.050% due 05/15/2048	8,100	9,327
4.100% due 11/15/2045	2,150	2,368
4.350% due 04/15/2049	14,000	16,780

Dayton Power & Light Co.
3.950% due 06/15/2049	12,500	12,974

Deutsche Telekom AG
3.625% due 01/21/2050	12,900	13,117

DTE Electric Co.
2.950% due 03/01/2050	4,100	3,900
3.250% due 04/01/2051	8,400	8,400
3.950% due 06/15/2042	500	537
4.300% due 07/01/2044	9,150	10,536

Duke Energy Carolinas LLC
3.200% due 08/15/2049	17,700	17,390
3.450% due 04/15/2051 (a)	5,600	5,736
3.700% due 12/01/2047	15,355	16,339
3.750% due 06/01/2045	4,358	4,668
3.875% due 03/15/2046	934	1,011
3.950% due 03/15/2048	9,915	10,913
4.000% due 09/30/2042	3,500	3,873
4.250% due 12/15/2041	16,400	18,765

Duke Energy Corp.
3.750% due 09/01/2046	17,850	17,995
3.950% due 08/15/2047	4,670	4,834
4.200% due 06/15/2049	5,000	5,344

Duke Energy Florida LLC
4.200% due 07/15/2048	7,600	8,724
5.650% due 04/01/2040	6,000	8,000

Duke Energy Indiana LLC
4.900% due 07/15/2043	105	127

Duke Energy Progress LLC
2.500% due 08/15/2050	25,000	21,368
3.600% due 09/15/2047	44,900	46,909
4.100% due 03/15/2043	6,026	6,752

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030	3,700	3,554

E.ON International Finance BV
6.650% due 04/30/2038	3,020	4,201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Electricite de France S.A.
4.875% due 01/22/2044		$9,140	$10,824
4.950% due 10/13/2045		14,855	17,739
5.000% due 09/21/2048		6,300	7,663
6.000% due 01/22/2114		17,338	22,993

Emera U.S. Finance LP
4.750% due 06/15/2046		11,300	12,635

Enable Midstream Partners LP
4.400% due 03/15/2027		800	866
5.000% due 05/15/2044		19,263	19,015

Enel Finance International NV
3.625% due 05/25/2027		7,900	8,557
4.625% due 09/14/2025		4,500	5,099
4.750% due 05/25/2047		47,580	56,388

Entergy Arkansas LLC
3.350% due 06/15/2052		3,100	3,119

Entergy Corp.
3.750% due 06/15/2050		17,000	17,106

Entergy Mississippi LLC
3.500% due 06/01/2051		1,500	1,524

Entergy Texas, Inc.
4.500% due 03/30/2039		4,000	4,528

Evergy Kansas Central, Inc.
3.450% due 04/15/2050		8,300	8,433

Evergy Metro, Inc.
4.125% due 04/01/2049		15,431	17,411
4.200% due 06/15/2047		1,200	1,339

Eversource Energy
3.350% due 03/15/2026		2,838	3,062

Exelon Corp.
4.700% due 04/15/2050		500	601
5.625% due 06/15/2035		7,000	8,819

Exelon Generation Co. LLC
5.600% due 06/15/2042		21,564	23,743
6.250% due 10/01/2039		13,115	15,267

FirstEnergy Corp.
2.250% due 09/01/2030		6,392	5,936
3.400% due 03/01/2050		15,400	13,546
5.350% due 07/15/2047		700	787

FirstEnergy Transmission LLC
2.866% due 09/15/2028		2,600	2,625
4.350% due 01/15/2025		10,846	11,763
4.550% due 04/01/2049		2,969	3,136
5.450% due 07/15/2044		10,100	11,685

Florida Power & Light Co.
3.700% due 12/01/2047		18,800	20,470
4.050% due 10/01/2044		4,200	4,764

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		19,050	19,822
6.000% due 11/27/2023		22,325	24,609

Gazprom OAO Via Gaz Capital S.A.
2.250% due 11/22/2024	EUR	3,900	4,732
3.125% due 11/17/2023		10,700	13,252
4.250% due 04/06/2024	GBP	12,600	18,503
5.150% due 02/11/2026		$24,500	26,876

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	24,900	28,842
2.950% due 01/27/2029		$21,000	19,987
3.250% due 02/25/2030		25,000	23,961

Georgia Power Co.
3.250% due 03/15/2051		22,700	21,772

Idaho Power Co.
4.850% due 08/15/2040		9,000	10,465

Indiana Michigan Power Co.
4.250% due 08/15/2048		5,000	5,717
4.550% due 03/15/2046		500	588

Interstate Power & Light Co.
6.250% due 07/15/2039		5,000	6,827

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		600	656

Jersey Central Power & Light Co.
6.150% due 06/01/2037		8,562	10,532

Kentucky Utilities Co.
3.300% due 06/01/2050		6,400	6,245

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 10/01/2045	$7,100	$8,044
5.125% due 11/01/2040	14,500	17,827

Louisville Gas & Electric Co.
4.250% due 04/01/2049	7,900	9,016

Metropolitan Edison Co.
3.500% due 03/15/2023	1,900	1,968

MidAmerican Energy Co.
3.650% due 08/01/2048	6,000	6,367
3.950% due 08/01/2047	8,262	9,190
4.250% due 07/15/2049	1,800	2,118
4.400% due 10/15/2044	500	578

Midwest Connector Capital Co. LLC
4.625% due 04/01/2029	12,200	12,387

Mississippi Power Co.
4.250% due 03/15/2042	7,400	8,185

Monongahela Power Co.
5.400% due 12/15/2043	6,700	8,274

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	7,000	8,218

New York State Electric & Gas Corp.
3.300% due 09/15/2049	6,800	6,592

NextEra Energy Capital Holdings, Inc.
5.650% due 05/01/2079 •	5,100	5,830

NGPL PipeCo LLC
7.768% due 12/15/2037	1,100	1,463

Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,850	4,227

NiSource, Inc.
3.950% due 03/30/2048	7,200	7,595
4.375% due 05/15/2047	14,845	16,689
5.650% due 02/01/2045	8,640	11,133
5.800% due 02/01/2042	6,723	8,506

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	22,300	23,467

NSTAR Electric Co.
4.400% due 03/01/2044	1,500	1,748

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	393	389

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	7,539	2,997

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	760	747

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	6,741	1,331

Oglethorpe Power Corp.
3.750% due 08/01/2050	12,100	11,803
5.050% due 10/01/2048	30,000	35,432
5.250% due 09/01/2050	25,000	29,141

Ohio Edison Co.
6.875% due 07/15/2036	3,500	4,713
8.250% due 10/15/2038	1,000	1,507

Oklahoma Gas & Electric Co.
5.850% due 06/01/2040	4,000	5,295

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049	7,500	7,295
4.100% due 11/15/2048	421	478
5.250% due 09/30/2040	15,100	19,701
5.300% due 06/01/2042	600	776
7.250% due 01/15/2033	3,400	4,914
7.500% due 09/01/2038	2,590	3,978

ONEOK, Inc.
4.000% due 07/13/2027	2,730	2,964
4.950% due 07/13/2047	4,900	5,140
5.200% due 07/15/2048	69,923	76,610

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~	17,400	17,435
2.100% due 08/01/2027	3,700	3,628
2.500% due 02/01/2031	22,900	21,625
2.950% due 03/01/2026	300	309
3.150% due 01/01/2026	25,332	26,409
3.300% due 12/01/2027	8,000	8,367

96	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 08/01/2040 (j)		$11,300	$10,263
3.400% due 08/15/2024		1,000	1,060
3.450% due 07/01/2025		5,564	5,893
3.500% due 08/01/2050		66,788	58,158
3.750% due 02/15/2024		1,800	1,915
3.750% due 07/01/2028		4,564	4,843
3.750% due 08/15/2042		900	828
3.950% due 12/01/2047		11,300	10,441
4.000% due 12/01/2046		22,370	20,838
4.250% due 03/15/2046		26,543	25,504
4.500% due 07/01/2040		26,560	26,997
4.500% due 12/15/2041		22,000	21,392
4.550% due 07/01/2030		7,426	8,060
4.600% due 06/15/2043		10,454	10,584
4.650% due 08/01/2028		17,000	18,741
4.750% due 02/15/2044		5,700	5,851
4.950% due 07/01/2050		17,524	18,051

PacifiCorp
3.300% due 03/15/2051		16,000	15,817
4.125% due 01/15/2049		6,400	7,139

PECO Energy Co.
2.800% due 06/15/2050		6,500	6,071
4.150% due 10/01/2044		8,900	10,084
4.800% due 10/15/2043		1,185	1,443

Pennsylvania Electric Co.
6.150% due 10/01/2038		2,409	2,977

Petrobras Global Finance BV
5.375% due 10/01/2029	GBP	13,100	19,386

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050		$9,095	8,866

Plains All American Pipeline LP
3.650% due 06/01/2022		6,271	6,422
4.500% due 12/15/2026		550	604
6.700% due 05/15/2036		2,533	2,910

PPL Electric Utilities Corp.
3.000% due 10/01/2049		18,200	17,309
5.200% due 07/15/2041		5,500	6,775

Progress Energy, Inc.
6.000% due 12/01/2039		700	904
7.750% due 03/01/2031		13,091	18,329

PT Perusahaan Listrik Negara
4.000% due 06/30/2050		14,100	13,489
4.875% due 07/17/2049		11,200	11,874

Public Service Co. of Colorado
3.200% due 03/01/2050		10,500	10,542
3.950% due 03/15/2043		1,500	1,622
4.100% due 06/15/2048		4,000	4,541

Public Service Co. of New Hampshire
3.600% due 07/01/2049		4,700	4,949

Public Service Co. of Oklahoma
6.625% due 11/15/2037		1,135	1,561

Puget Energy, Inc.
4.100% due 06/15/2030		6,500	7,057

Puget Sound Energy, Inc.
4.223% due 06/15/2048		3,800	4,269
5.764% due 07/15/2040		8,200	10,771

Rio Oil Finance Trust
9.750% due 01/06/2027		16,281	19,089

San Diego Gas & Electric Co.
3.320% due 04/15/2050		10,305	10,179
3.750% due 06/01/2047		1,550	1,652
3.950% due 11/15/2041		1,968	2,136
4.100% due 06/15/2049		14,172	15,982
4.150% due 05/15/2048		12,140	13,731
4.500% due 08/15/2040		2,600	3,026

Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043		54,700	62,802
5.500% due 04/08/2044		37,700	45,766

Sempra Energy
3.250% due 06/15/2027		3,300	3,535
3.400% due 02/01/2028		1,000	1,073
4.000% due 02/01/2048		8,424	8,887
6.000% due 10/15/2039		15,145	20,135

Shell International Finance BV
3.250% due 04/06/2050		6,890	6,763
3.625% due 08/21/2042		3,900	4,210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 05/10/2046	$400	$447
4.550% due 08/12/2043	11,450	13,638

Southern California Edison Co.
2.950% due 02/01/2051	10,300	9,060
3.650% due 02/01/2050	2,800	2,775
3.700% due 08/01/2025	5,000	5,465
3.900% due 12/01/2041	42,994	43,042
3.900% due 03/15/2043	6,655	6,854
4.000% due 04/01/2047	105,850	109,213
4.050% due 03/15/2042	3,834	3,990
4.125% due 03/01/2048	19,268	20,255
4.500% due 09/01/2040	445	499
4.650% due 10/01/2043	34,205	38,902
4.875% due 03/01/2049	8,096	9,421
5.750% due 04/01/2035	2,073	2,672
6.000% due 01/15/2034	900	1,179
6.050% due 03/15/2039	17,000	22,160
6.650% due 04/01/2029	6,995	8,523

Southern California Gas Co.
3.750% due 09/15/2042	4,900	5,288
3.950% due 02/15/2050	8,127	9,011
4.300% due 01/15/2049	4,942	5,848
5.125% due 11/15/2040	1,300	1,614

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	11,010	12,215
5.875% due 03/15/2041	7,500	9,935

Southwestern Electric Power Co.
2.750% due 10/01/2026	900	948
3.850% due 02/01/2048	20,000	20,451
6.200% due 03/15/2040	14,340	19,180

Southwestern Public Service Co.
3.150% due 05/01/2050	18,050	17,623
6.000% due 10/01/2036	2,000	2,550

Tampa Electric Co.
4.450% due 06/15/2049	18,500	21,545

Telefonica Europe BV
8.250% due 09/15/2030	8,650	12,264

Verizon Communications, Inc.
2.987% due 10/30/2056	25,810	22,831
3.000% due 11/20/2060	5,100	4,437
3.400% due 03/22/2041	22,600	22,976
3.550% due 03/22/2051	11,000	11,005
3.700% due 03/22/2061	16,400	16,239
3.850% due 11/01/2042	14,860	15,969
4.522% due 09/15/2048	37,092	43,129
4.672% due 03/15/2055	137,984	164,572
4.862% due 08/21/2046	11,470	13,792
5.012% due 04/15/2049	2,291	2,832
5.012% due 08/21/2054	29,600	36,892

Virginia Electric & Power Co.
2.450% due 12/15/2050	1,000	856
3.800% due 09/15/2047	7,900	8,613
4.600% due 12/01/2048	855	1,052
6.000% due 05/15/2037	400	537

Vodafone Group PLC
4.375% due 02/19/2043	3,300	3,680
4.875% due 06/19/2049	33,355	39,697
5.125% due 06/19/2059	28,800	35,095
5.250% due 05/30/2048	24,100	30,159
6.150% due 02/27/2037	668	892
6.250% due 11/30/2032	2,650	3,510
7.000% due 04/04/2079 •	5,700	6,880

Washington Gas Light Co.
3.650% due 09/15/2049	1,400	1,483

Wisconsin Electric Power Co.
4.300% due 10/15/2048	15,000	17,606
5.700% due 12/01/2036	220	288

Wisconsin Public Service Corp.
3.300% due 09/01/2049	3,100	3,148

		4,162,885

Total Corporate Bonds & Notes (Cost $20,592,598)		22,357,932

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 3.1%

CALIFORNIA 1.3%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	$7,000	$10,881

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	4,800	7,427

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	650	774
6.907% due 10/01/2050	28,895	47,777
7.043% due 04/01/2050	15,775	25,996

Burbank, California Water Revenue Bonds, (BABs), Series 2010
5.797% due 06/01/2040	2,220	3,073

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,500	6,334

California State General Obligation Bonds, (BABs), (AGM/CR Insured), Series 2010
6.875% due 11/01/2026	2,550	3,342

California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	15,345	23,420
7.500% due 04/01/2034	4,840	7,520
7.550% due 04/01/2039	12,135	19,626

California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	7,575	12,162

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	9,010	12,913

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,885

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	10,000	14,432

Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	17,985	29,540

Los Angeles Community College District, California General Obligation Bonds, Series 2020
2.106% due 08/01/2032	6,500	6,393

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	15,400	21,098
7.618% due 08/01/2040	5,200	8,215

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	400	650

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,800	2,196

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	100	135

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	2,000	2,893

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	900	1,296

Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	500	727

Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	10,000	14,408

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,400	15,183

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	97

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	$4,305	$6,399

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	25,100	37,863

Riverside County, California Revenue Bonds, Series 2020
3.818% due 02/15/2038	2,500	2,656

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	400	617

San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	1,800	2,611

University of California Revenue Bonds, Series 2012
4.053% due 05/15/2041	5,000	5,653
4.858% due 05/15/2112	14,500	18,377

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	795	990

		376,462

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	6,600	6,628
2.154% due 07/01/2030	27,500	27,501

		34,129

GEORGIA 0.2%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,352	3,369
6.655% due 04/01/2057	43,289	62,482

		65,851

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	1,201

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	16,400	22,936

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	5,855	7,188

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	1,690	1,947

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,800	3,620

		36,892

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	1,750	2,461

MASSACHUSETTS 0.0%

Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,500	3,879

MICHIGAN 0.1%

University of Michigan Revenue Bonds, Series 2020
2.437% due 04/01/2040	15,000	14,459
2.562% due 04/01/2050	7,000	6,649

		21,108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.1%

New Jersey Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	$15,005	$22,999

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	6,100	7,130

NEW YORK 0.6%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	18,085	25,005

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	8,668
5.508% due 08/01/2037	800	1,046
5.572% due 11/01/2038	9,000	11,607

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	1,200	1,509

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	500	600
5.389% due 03/15/2040	200	257

New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	2,735	3,258

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	9,410	11,483

Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	500	675

Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	200	261

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	84,130	103,891

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	2,800	3,166

		171,426

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	1,000	1,391

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	40,725	70,134

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,160	1,451
7.734% due 02/15/2033	7,325	10,463

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	86

		83,525

PENNSYLVANIA 0.1%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	15,784

TEXAS 0.2%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,000	19,046

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Transportation Commission State Highway Fund Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	$16,000	$19,525

University of Texas System Revenue Bonds, Series 2020
2.439% due 08/15/2049	8,700	7,991

		46,562

VIRGINIA 0.0%

University of Virginia Revenue Bonds, (BABs), Series 2009
6.200% due 09/01/2039	1,245	1,881

Total Municipal Bonds & Notes (Cost $688,210)		890,089

U.S. GOVERNMENT AGENCIES 7.1%

Fannie Mae, TBA
3.000% due 06/01/2051	489,090	509,265

Freddie Mac
3.865% due 08/15/2032 ~	4	4
4.323% due 10/25/2052 ~	19,100	20,745

Ginnie Mae
4.500% due 09/15/2033	9	10
8.500% due 09/15/2030	4	4

Uniform Mortgage-Backed Security
3.500% due 12/01/2042 - 04/01/2049	11,962	12,841
4.000% due 10/01/2040 - 08/01/2049	1,660	1,790
6.000% due 01/01/2023 - 06/01/2038	5	5
7.000% due 11/01/2026	5	5
8.500% due 08/01/2026	0	1

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2051 - 06/01/2051	191,760	196,165
3.000% due 04/01/2051 - 05/01/2051	209,000	217,752
3.500% due 04/01/2051 - 05/01/2051	998,386	1,054,905
4.000% due 04/01/2051	7,750	8,316

Total U.S. Government Agencies (Cost $2,026,310)		2,021,808

U.S. TREASURY OBLIGATIONS 19.9%

U.S. Treasury Bonds
1.250% due 05/15/2050 (j)(l)	28,184	21,278
1.375% due 08/15/2050 (j)	101,923	79,564
1.625% due 11/15/2050 (j)	585,045	487,690
1.875% due 02/15/2041 (j)	1,070,786	997,337
1.875% due 02/15/2051 (j)	24,100	21,392
2.250% due 08/15/2049 (l)	153,372	148,366
2.375% due 11/15/2049 (j)(l)	352,670	350,514
2.500% due 02/15/2045 (l)(n)	188,518	192,531
2.500% due 02/15/2046 (j)(l)(n)	213,985	218,189
2.500% due 05/15/2046 (j)(l)	342,000	348,666
2.750% due 11/15/2042 (l)	43,000	46,101
2.750% due 08/15/2047 (j)(l)	216,500	231,482
2.750% due 11/15/2047 (l)	100,512	107,507
2.875% due 05/15/2043 (l)(n)	23,850	26,101
2.875% due 08/15/2045 (l)	105,207	114,918
2.875% due 05/15/2049 (j)(l)(n)	829,392	911,116
3.000% due 05/15/2045 (j)(l)	231,583	258,247
3.000% due 08/15/2048 (j)(l)	312,064	350,316
3.000% due 02/15/2049 (l)	121,228	136,242
3.125% due 02/15/2043 (j)(l)	196,900	224,112
3.125% due 05/15/2048 (j)(l)(n)	242,485	278,176
3.625% due 02/15/2044 (j)(l)	61,900	76,125

U.S. Treasury Inflation Protected Securities (e)
0.375% due 07/15/2025 (l)	298	328
0.375% due 01/15/2027 (j)(l)	487	538
0.500% due 01/15/2028 (l)	1,029	1,146
0.625% due 01/15/2026 (j)(l)	16,456	18,306
1.750% due 01/15/2028 (l)	15,481	18,629
2.375% due 01/15/2027 (l)	28,208	34,555
3.875% due 04/15/2029 (l)	955	1,341

98	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury STRIPS
0.000% due 11/15/2050 (d)		$3,500	$1,692

Total U.S. Treasury Obligations (Cost $5,462,027)			5,702,505

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037		20,220	22,845

BCAP LLC Trust
0.618% due 05/26/2035 •		46	46
1.340% due 11/26/2046 •		47	47

Countrywide Home Loan Mortgage Pass-Through Trust
0.769% due 02/25/2035 •		13	13

HomeBanc Mortgage Trust
0.769% due 07/25/2035 •		5,364	5,491

Merrill Lynch Mortgage Investors Trust
0.934% due 01/25/2029 •		51	51
1.024% due 03/25/2028 •		12	12

Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039		9,900	10,324

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		18,447	19,256

Structured Adjustable Rate Mortgage Loan Trust
2.554% due 09/25/2034 ~		332	339

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	8,779	12,180

Total Non-Agency Mortgage-Backed Securities (Cost $69,276)			70,604

ASSET-BACKED SECURITIES 0.6%

AASET U.S. Ltd.
3.844% due 01/16/2038		$8,117	7,767

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ		11,112	8,978

Finance America Mortgage Loan Trust
0.979% due 11/25/2034 •		8,165	8,160

JP Morgan Mortgage Acquisition Corp.
0.829% due 12/25/2035 •		4,748	4,725

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042		6,181	5,993

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		17,743	17,487

MAPS Ltd.
4.212% due 05/15/2043		8,066	8,157

METAL LLC
4.581% due 10/15/2042		13,073	10,798

Morgan Stanley ABS Capital, Inc. Trust
0.964% due 03/25/2034 •		6,923	6,875

RBSSP Resecuritization Trust
0.290% due 11/26/2036 •		782	776

RR 7 Ltd.
1.591% due 01/15/2033 •		15,500	15,561

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		11,056	11,020

SBA Tower Trust
3.869% due 10/15/2049 þ		11,400	12,096

Sprite Ltd.
4.250% due 12/15/2037		9,439	9,556

START Ireland
4.089% due 03/15/2044		4,936	4,967

Structured Asset Securities Corp. Mortgage Loan Trust
1.109% due 08/25/2037 •		238	241

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		3,127	3,157

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		25,000	25,086

Total Asset-Backed Securities (Cost $164,900)			161,400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.6%

Australia Government International Bond
1.000% due 11/21/2031	AUD	64,750	$45,172

Brazil Government International Bond
5.000% due 01/27/2045		$46,630	44,502

Colombia Government International Bond
6.125% due 01/18/2041		200	238

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		35,000	29,695
3.125% due 04/16/2030		13,700	14,712
3.875% due 04/16/2050		12,600	13,724

Indonesia Government International Bond
4.200% due 10/15/2050		15,200	16,694

Israel Government International Bond
3.800% due 05/13/2060		2,100	2,256
3.875% due 07/03/2050		18,000	19,836
4.125% due 01/17/2048		13,300	15,341
4.500% due 04/03/2120		4,600	5,499

Mexico Government International Bond
3.771% due 05/24/2061		59,442	52,747
5.750% due 10/12/2110		1,550	1,726
6.050% due 01/11/2040		1,238	1,491

Peru Government International Bond
5.350% due 08/12/2040	PEN	29,300	7,100
5.400% due 08/12/2034		28,600	7,456
5.940% due 02/12/2029		183,200	55,566
6.150% due 08/12/2032		116,800	33,844
6.350% due 08/12/2028		222,300	69,344
6.900% due 08/12/2037		21,533	6,199
6.950% due 08/12/2031		115,700	35,842
8.200% due 08/12/2026		224,000	78,255

Perusahaan Penerbit SBSN Indonesia
3.800% due 06/23/2050		$6,200	6,300

Qatar Government International Bond
3.875% due 04/23/2023		700	747
4.000% due 03/14/2029		14,500	16,496
4.400% due 04/16/2050		6,800	7,909
4.817% due 03/14/2049		4,000	4,911
5.103% due 04/23/2048		28,900	36,623

Russia Government International Bond
7.650% due 04/10/2030	RUB	9,423,900	130,735
8.500% due 09/17/2031		7,422,100	109,250

Saudi Government International Bond
3.250% due 10/26/2026		$8,900	9,595
3.450% due 02/02/2061		13,100	12,084
4.000% due 04/17/2025		500	551
4.500% due 10/26/2046		47,700	52,617
4.625% due 10/04/2047		14,800	16,633
5.000% due 04/17/2049		15,000	17,799

South Africa Government International Bond
4.850% due 09/30/2029		7,300	7,363
5.750% due 09/30/2049		38,900	35,917

Uruguay Government International Bond
4.975% due 04/20/2055		5,100	6,268

Total Sovereign Issues (Cost $1,086,097)			1,029,037

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%		20,200	28,632

Total Convertible Preferred Securities (Cost $24,500)			28,632

PREFERRED SECURITIES 4.8%

BANKING & FINANCE 3.7%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(f)		130,000	14,202

American Express Co.
3.469% (US0003M + 3.285%) due 06/15/2021 ~(f)		17,900,000	17,783

	SHARES	MARKET VALUE (000S)

Bank of America Corp.
4.300% due 01/28/2025 •(f)	3,500,000	$3,518
5.125% due 06/20/2024 •(f)	19,798,000	21,048
5.875% due 03/15/2028 •(f)	140,854,000	153,801

Bank of New York Mellon Corp.
3.607% (US0003M + 3.420%) due 06/20/2021 ~(f)	5,700,000	5,699
4.700% due 09/20/2025 •(f)	10,300,000	11,185

Charles Schwab Corp.
4.000% due 06/01/2026 •(f)	30,300,000	30,824
4.000% due 12/01/2030 •(f)	55,300,000	54,429
4.625% due 03/01/2022 •(f)	3,000,000	3,048
5.000% due 12/01/2027 •(f)	16,400,000	17,007
5.375% due 06/01/2025 •(f)	17,369,000	19,230

Citigroup, Inc.
3.875% due 02/18/2026 •(f)	50,200,000	50,091
4.000% due 12/10/2025 •(f)	7,000,000	7,086
5.950% due 05/15/2025 •(f)	6,700,000	7,236

Depository Trust & Clearing Corp.
3.351% (US0003M + 3.167%) due 06/15/2021 ~(f)	15,000,000	14,737

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(f)	8,956,000	17,393

HSBC Capital Funding LP
10.176% due 06/30/2030 •(f)	2,200,000	3,605

JPMorgan Chase & Co.
3.558% (US0003M + 3.320%) due 07/01/2021 ~(f)	19,175,000	19,113
3.682% (US0003M + 3.470%) due 04/30/2021 ~(f)	29,187,000	29,203
4.000% due 04/01/2025 •(f)(j)	25,000,000	24,772
4.600% due 02/01/2025 •(f)	44,100,000	44,651
5.000% due 08/01/2024 •(f)	35,100,000	36,312
6.000% due 08/01/2023 •(f)	8,410,000	8,845
6.100% due 10/01/2024 •(f)	88,700,000	95,694
6.125% due 04/30/2024 •(f)	29,650,000	31,845
6.750% due 02/01/2024 •(f)	26,742,000	29,290

MetLife Capital Trust
7.875% due 12/15/2067	23,640,000	32,913

MetLife, Inc.
3.759% (US0003M + 3.575%) due 04/26/2021 ~(f)	6,550,000	6,550

Nationwide Building Society
10.250% ~	9,750	2,486

Reinsurance Group of America, Inc.
6.200% (US0003M + 4.370%) due 09/15/2042 ~	258,700	6,951

State Street Corp.
5.625% due 12/15/2023 •(f)(j)	4,500,000	4,742
5.900% (US0003M + 3.108%) due 03/15/2024 ~(f)	52,750	1,485

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	14,601,825	22,231

SVB Financial Group
4.100% due 02/15/2031 •(f)	12,800,000	12,840

Truist Financial Corp.
5.100% due 03/01/2030 •(f)	15,600,000	17,048

U.S. Bancorp
4.000% due 04/15/2026 (f)	45,900	1,139
5.300% due 04/15/2027 •(f)	23,300,000	25,613

Wells Fargo & Co.
3.900% due 03/15/2026 •(f)	59,374,000	59,999
5.900% due 06/15/2024 •(f)	80,479,000	85,820

		1,051,464

INDUSTRIALS 0.1%

General Electric Co.
3.514% (US0003M + 3.330%) due 06/15/2021 ~(f)	44,282,000	41,902

UTILITIES 1.0%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)	9,048,456	241,232

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	99

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

	SHARES	MARKET VALUE (000S)

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(f)	13,900,000	$14,567

Sempra Energy
4.875% due 10/15/2025 •(f)	28,200,000	30,244

		286,043

Total Preferred Securities (Cost $1,317,664)		1,379,409

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (i) 0.1%
		35,347

Total Short-Term Instruments (Cost $35,347)		35,347

Total Investments in Securities (Cost $31,657,738)		33,868,488

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	75,433	$744

Total Short-Term Instruments (Cost $743)		744

Total Investments in Affiliates (Cost $743)		744

MARKET VALUE (000S)
Total Investments 118.4% (Cost $31,658,481)	$33,869,232

Financial Derivative Instruments (k)(m) 0.1% (Cost or Premiums, net $214,624)	39,531

Other Assets and Liabilities, net (18.5)%	(5,294,752)

Net Assets 100.0%	$28,614,011

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$242,889	$241,232	0.84%
AWAS Aviation Capital Ltd.	4.870	10/03/2021	10/02/2014	33,632	34,062	0.12
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	4,000	4,000	0.01
Morgan Stanley	7.500	04/02/2032	02/11/2020	46,165	43,118	0.15
Oracle Corp.	3.650	03/25/2041	03/22/2021	18,375	18,747	0.07
Oracle Corp.	3.950	03/25/2051	03/22/2021	7,487	7,745	0.03
Oracle Corp.	4.100	03/25/2061	03/22/2021 - 03/26/2021	29,915	30,692	0.11
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	24,000	29,163	0.10

				$406,463	$408,759	1.43%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$35,347	U.S. Treasury Notes 0.125% - 2.625% due 02/28/2023	$(36,054)	$35,347	$35,347

Total Repurchase Agreements						$(36,054)	$35,347	$35,347

100	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	(0.010)%	03/18/2021	04/01/2021		$(479,737)	$(479,735)
BRC	0.100	12/22/2020	TBD	(2)	(5,575)	(5,577)
	0.150	06/22/2020	TBD	(2)	(6,540)	(6,547)
	0.150	11/09/2020	TBD	(2)	(11,680)	(11,687)
BSN	0.080	03/16/2021	04/16/2021		(291,975)	(291,986)
DEU	(0.150)	03/30/2021	04/01/2021		(6,687)	(6,687)
	0.050	03/31/2021	04/05/2021		(224,232)	(224,232)
IND	0.100	02/11/2021	04/12/2021		(1)	(1)
	0.100	02/12/2021	04/12/2021		(142,350)	(142,369)
JPS	(0.150)	03/29/2021	04/01/2021		(326,388)	(326,384)
	0.000	02/19/2021	04/15/2021		(3,092)	(3,091)
	0.000	03/25/2021	04/15/2021		(1,871)	(1,871)
	0.025	02/19/2021	04/15/2021		(1,256)	(1,256)
NXN	0.070	03/18/2021	04/19/2021		(2,085,840)	(2,085,897)
TDM	(0.050)	03/23/2021	TBD	(2)	(3,087)	(3,087)

Total Reverse Repurchase Agreements						$(3,590,407)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BCY	(0.080)%	03/31/2021	04/05/2021	$(21,617)	$(21,617)

Total Sale-Buyback Transactions					$(21,617)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(479,735)	$0	$(479,735)	$475,369	$(4,366)
BRC	0	(23,811)	0	(23,811)	25,964	2,153
BSN	0	(291,986)	0	(291,986)	288,789	(3,197)
DEU	0	(230,919)	0	(230,919)	229,778	(1,141)
FICC	35,347	0	0	35,347	(36,054)	(707)
IND	0	(142,370)	0	(142,370)	140,622	(1,748)
JPS	0	(332,602)	0	(332,602)	331,996	(606)
NXN	0	(2,085,897)	0	(2,085,897)	2,065,191	(20,706)
TDM	0	(3,087)	0	(3,087)	3,163	76

Master Securities Forward Transaction Agreement
BCY	0	0	(21,617)	(21,617)	21,393	(224)

Total Borrowings and Other Financing Transactions	$35,347	$(3,590,407)	$(21,617)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(1,871)	$0	$(15,956)	$(17,827)
U.S. Treasury Obligations	(812,806)	(2,744,485)	0	0	(3,557,291)
Preferred Securities	0	(4,347)	0	(10,942)	(15,289)

Total	$(812,806)	$(2,750,703)	$0	$(26,898)	$(3,590,407)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(21,617)	0	0	(21,617)

Total	$0	$(21,617)	$0	$0	$(21,617)

Total Borrowings	$(812,806)	$(2,772,320)	$0	$(26,898)	$(3,612,024)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(3,612,024)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	101

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

(j)	Securities with an aggregate market value of $3,611,204 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(4,004,759) at a weighted average interest rate of 0.219%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar April 2021 Futures	$98.500	04/16/2021	280	$	700	$(61)	$(89)
Call - CME 90-Day Eurodollar April 2021 Futures	99.000	04/16/2021	280		700	(29)	(2)

Total Written Options						$(90)	$(91)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	2,204	$288,586	$(7,480)	$0	$(551)
U.S. Treasury 30-Year Bond June Futures	06/2021	847	130,941	(5,282)	0	(371)

Total Futures Contracts				$(12,762)	$0	$(922)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)		Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.669%	$	11,600	$2,280	$67	$2,347	$30	$0
Arconic, Inc.	1.000	Quarterly	06/20/2021	0.404		2,600	22	(18)	4	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.082		7,600	173	(120)	53	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.148		3,900	83	(24)	59	0	(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.163		7,600	149	(4)	145	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.187		2,000	34	11	45	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2024	0.203		17,050	243	201	444	4	0
Boeing Co.	1.000	Quarterly	12/20/2021	0.393		17,000	(428)	508	80	1	0
British Telecommunications PLC	1.000	Quarterly	12/20/2025	0.654	EUR	5,600	54	56	110	3	0
Canadian Natural Resources Ltd.	1.000	Quarterly	06/20/2022	0.313	$	7,800	95	(27)	68	1	0
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.274		4,200	(2)	41	39	0	(1)
Ford Motor Co.	5.000	Quarterly	12/20/2021	1.281		500	87	(73)	14	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	1.803		6,410	984	(528)	456	3	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.945		5,300	1,179	(744)	435	1	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.463		13,200	(755)	952	197	1	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.511		10,700	(75)	246	171	5	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.611		59,200	(730)	1,597	867	8	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.449		6,800	1,052	(200)	852	2	0
Lennar Corp.	5.000	Quarterly	12/20/2025	0.792		4,900	927	32	959	2	0
MetLife, Inc.	1.000	Quarterly	09/20/2021	0.119		11,000	269	(219)	50	0	(2)
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.126		9,200	227	(166)	61	0	(2)
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.148		9,550	231	(128)	103	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.200		15,500	356	(136)	220	0	(5)
Prudential Financial, Inc.	1.000	Quarterly	06/20/2021	0.080		4,800	110	(99)	11	0	0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.414		17,700	272	118	390	0	(3)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.535	EUR	31,750	(5,557)	3,275	(2,282)	63	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.198	$	14,800	229	(19)	210	0	(3)
Teck Resources Ltd.	5.000	Quarterly	06/20/2026	1.572		10,800	1,835	13	1,848	3	(3)
Telefonica Emisiones S.A.	1.000	Quarterly	06/20/2026	0.732	EUR	1,000	18	(1)	17	1	0
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.339		9,600	91	156	247	5	0

							$3,453	$4,767	$8,220	$133	$(21)

102	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-27 5-Year Index	1.000%	Quarterly	06/20/2022	$	7,896	$(229)	$217	$(12)	$0	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022		10,998	(401)	361	(40)	1	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		49,914	(2,263)	1,985	(278)	9	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		185,650	(8,679)	6,764	(1,915)	73	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		38,164	(1,814)	1,422	(392)	13	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		7,905	(333)	221	(112)	4	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025		190	(17)	13	(4)	0	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		56,100	(2,529)	(184)	(2,713)	182	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		41,300	(1,493)	(216)	(1,709)	119	0
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029		117,300	152	2	154	131	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		6,119,300	139,935	8,051	147,986	6,863	0
CDX.IG-35 10-Year Index	1.000	Quarterly	12/20/2030		26,400	(97)	284	187	36	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		4,610,500	101,563	7,520	109,083	5,764	0
CDX.IG-36 10-Year Index	1.000	Quarterly	06/20/2031		221,500	351	479	830	331	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	1,022,400	26,560	5,520	32,080	1,071	0

						$250,706	$32,439	$283,145	$14,597	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2026	GBP	227,700	$148	$(7,731)	$(7,583)	$0	$(600)
Receive	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/16/2030		51,800	642	931	1,573	257	0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	06/16/2031		231,200	(862)	18,393	17,531	1,234	0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		37,900	(2,792)	9,124	6,332	496	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025	CAD	3,200	0	4	4	0	(1)
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		56,900	0	171	171	0	(17)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		54,800	0	189	189	0	(16)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		135,500	112	116	228	0	(41)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		75,400	63	(87)	(24)	0	(78)
Pay	3-Month CNY-CNREPOFIX	2.645	Quarterly	07/15/2025	CNY	350,300	0	(212)	(212)	50	0
Pay	3-Month CNY-CNREPOFIX	2.620	Quarterly	07/16/2025		52,800	0	(39)	(39)	10	0
Pay	3-Month CNY-CNREPOFIX	2.640	Quarterly	07/16/2025		214,800	0	(133)	(133)	41	0
Pay	3-Month CNY-CNREPOFIX	2.611	Quarterly	08/04/2025		87,400	0	(75)	(75)	11	0
Pay	3-Month CNY-CNREPOFIX	2.605	Quarterly	08/07/2025		77,850	0	(70)	(70)	12	0
Pay	3-Month CNY-CNREPOFIX	2.625	Quarterly	08/07/2025		77,850	0	(60)	(60)	12	0
Pay	3-Month CNY-CNREPOFIX	2.633	Quarterly	08/10/2025		97,500	0	(70)	(70)	17	0
Pay	3-Month CNY-CNREPOFIX	2.650	Quarterly	08/21/2025		80,000	0	(51)	(51)	13	0
Pay	3-Month CNY-CNREPOFIX	2.588	Quarterly	12/16/2025		96,670	0	(121)	(121)	18	0
Pay	3-Month CNY-CNREPOFIX	2.605	Quarterly	12/16/2025		146,100	0	(166)	(166)	27	0
Pay	3-Month CNY-CNREPOFIX	2.671	Quarterly	12/16/2025		290,060	0	(199)	(199)	53	0
Pay	3-Month CNY-CNREPOFIX	2.790	Quarterly	03/17/2026		137,900	0	6	6	26	0
Pay	3-Month CNY-CNREPOFIX	2.803	Quarterly	03/17/2026		6,100	0	1	1	1	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		49,400	0	9	9	9	0
Pay	3-Month CNY-CNREPOFIX	2.828	Quarterly	03/17/2026		194,800	0	61	61	36	0
Pay	3-Month CNY-CNREPOFIX	2.883	Quarterly	03/17/2026		100,000	0	70	70	19	0
Pay	3-Month CNY-CNREPOFIX	2.884	Quarterly	03/17/2026		115,800	0	83	83	21	0
Pay	3-Month CNY-CNREPOFIX	2.895	Quarterly	03/17/2026		175,000	0	139	139	32	0
Pay	3-Month USD-LIBOR	0.640	Semi-Annual	02/18/2026	$	223,700	(274)	(3,720)	(3,994)	0	(225)
Pay(5)	3-Month USD-LIBOR	1.800	Semi-Annual	10/01/2031		55,500	0	(619)	(619)	0	(83)
Pay	3-Month USD-LIBOR	2.120	Semi-Annual	03/24/2051		40,900	(303)	(568)	(871)	0	(134)
Receive	6-Month CLP-CHILIBOR	1.840	Semi-Annual	03/13/2025	CLP	2,736,700	0	55	55	18	0
Receive	6-Month CLP-CHILIBOR	1.960	Semi-Annual	05/05/2026		13,000,000	0	460	460	100	0
Pay	6-Month CLP-CHILIBOR	2.874	Semi-Annual	12/04/2026		10,514,600	0	199	199	0	(92)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050	EUR	16,500	395	835	1,230	27	0
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		16,300	(109)	2,773	2,664	23	0
Pay	6-Month HUF-BBR	1.000	Annual	09/19/2023	HUF	24,794,100	(1,025)	291	(734)	0	(225)
Pay	6-Month HUF-BBR	1.250	Annual	09/19/2023		26,374,000	241	(395)	(154)	0	(239)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	3,020,000	(1,365)	659	(706)	4	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/20/2024		23,360,600	(8,264)	690	(7,574)	52	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		290,200	(3)	(43)	(46)	3	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	103

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	5.125%	Lunar	03/24/2023	MXN	4,959,900	$0	$235	$235	$264	$0
Pay	28-Day MXN-TIIE	5.140	Lunar	03/24/2023		28,100	0	2	2	1	0
Pay	28-Day MXN-TIIE	5.180	Lunar	03/24/2023		2,363,300	0	235	235	126	0
Pay	28-Day MXN-TIIE	5.200	Lunar	03/24/2023		1,201,200	0	142	142	64	0
Pay	28-Day MXN-TIIE	5.400	Lunar	03/05/2026		6,733,000	10	(9,169)	(9,159)	681	0
Pay	UKRPI	3.585	Maturity	10/15/2046	GBP	5,350	216	896	1,112	0	(32)

							$(13,170)	$13,241	$71	$3,758	$(1,783)

Total Swap Agreements							$240,989	$50,447	$291,436	$18,488	$(1,804)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$18,763	$18,763	$(91)	$(922)	$(1,804)	$(2,817)

(l)

Securities with an aggregate market value of $768,547 and cash of $16,037 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $275 for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	EUR	3,036	MXN	74,473	$80	$0
	04/2021	GBP	66,840		$94,629	2,483	0
	04/2021	HUF	32,808		111	4	0
	04/2021	JPY	86,505		816	35	0
	04/2021	RUB	951,323		12,429	0	(128)
	04/2021		$1,430	EUR	1,214	0	(7)
	05/2021	RUB	1,565,428		$20,928	334	0
	06/2021		544,935		7,217	78	0

BPS	04/2021	HUF	229,207		775	33	0
	04/2021	PEN	165,308		44,016	0	(142)
	04/2021		$9,943	EUR	8,429	0	(58)
	04/2021		2,009	GBP	1,442	0	(21)
	04/2021		44,654	PEN	165,308	0	(495)
	06/2021	PEN	165,308		$44,648	504	0

BRC	05/2021	CAD	3,119		2,461	0	(21)

104	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2021	EUR	4,156	MXN	102,139	$118	$0
	04/2021	MXN	115,250		$5,553	0	(80)
	04/2021	PEN	552,118		152,663	5,176	0
	04/2021		$2,203	MXN	45,000	0	(4)
	04/2021		79,526	PEN	295,355	89	(717)
	05/2021	GBP	1,353	CAD	2,396	41	0
	05/2021	PEN	119,226		$33,106	1,259	0
	05/2021	RUB	391,345		5,228	79	0
	06/2021	PEN	80,899		22,215	612	0
	06/2021	RUB	2,513,466		33,698	770	0
	07/2021	PEN	71,714		19,758	608	0
	08/2021		5,558		1,521	38	0
	09/2021		192,354		52,062	720	0

GLM	04/2021	MXN	110,686		5,329	0	(82)
	04/2021	RUB	2,937,885		38,951	224	(50)
	04/2021		$45,843	AUD	60,100	0	(194)
	05/2021	AUD	60,100		$45,848	192	0
	05/2021	RUB	836,057		11,222	223	0

HUS	04/2021	AUD	60,100		46,737	1,088	0
	04/2021	EUR	361	HUF	130,089	0	(2)
	04/2021		14,686		$17,717	494	0
	04/2021	PEN	156,418		42,577	793	0
	04/2021		$5,077	EUR	4,244	0	(100)
	04/2021		51,973	PEN	191,131	0	(916)
	05/2021	GBP	679	CAD	1,201	20	0
	05/2021	PEN	72,138		$19,614	345	0
	05/2021	RUB	1,256,261		16,814	287	0
	06/2021		608,661		8,181	207	0
	12/2021	PEN	191,131		51,917	925	0

JPM	04/2021		62,307		17,169	525	0
	04/2021		$1,070	MXN	22,056	8	0
	04/2021		16,590	PEN	62,307	54	0

MYI	04/2021	MXN	102,356		$4,894	0	(109)
	04/2021		$785	JPY	86,505	0	(3)
	05/2021	JPY	86,505		$785	3	0

RBC	05/2021	GBP	279	AUD	500	0	(5)
	05/2021		767	CAD	1,348	15	0

SCX	04/2021	EUR	103,440		$125,658	4,354	0
	04/2021		$89,972	GBP	65,398	186	0
	05/2021	EUR	103,440		$121,643	268	0
	05/2021	GBP	65,398		89,981	0	(186)

SSB	04/2021	EUR	157	HUF	57,595	2	0
	05/2021		133	CAD	200	3	0
	05/2021	GBP	284		500	6	0

UAG	04/2021	RUB	1,020,822		$13,400	0	(74)
	05/2021	CAD	4,404		3,474	0	(30)
	05/2021	RUB	860,940		11,529	203	0
	06/2021		1,242,968		16,623	339	0

Total Forward Foreign Currency Contracts						$23,825	$(3,424)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	03/15/2023	56,970	$6,489	$12,639

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	37,560	4,148	8,333

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800	09/29/2021	191,500	4,213	5,254

Total Purchased Options							$14,850	$26,226

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	105

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450%	04/21/2021	49,800	$(22)	$(7)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	45,300	(41)	(8)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	49,800	(60)	(7)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	92,200	(101)	(12)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	16,000	(14)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	4,900	(5)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	89,000	(93)	(23)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	28,200	(39)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	28,100	(34)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	29,500	(31)	(12)

BPS	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	95,200	(58)	(13)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	43,000	(39)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	88,900	(79)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	49,700	(42)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	11,800	(14)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	42,500	(44)	(5)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	54,400	(33)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	54,400	(80)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	86,800	(105)	(6)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	65,500	(30)	(18)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	65,500	(67)	(19)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	90,600	(92)	(22)

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	111,600	(54)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	164,900	(266)	(13)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	218,400	(302)	(16)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	147,100	(164)	(42)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	49,400	(53)	(12)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	26,500	(38)	(6)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	32,900	(40)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	105,400	(112)	(43)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	40,800	(42)	(15)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	110,000	(61)	(68)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	110,000	(144)	(92)

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	27,700	(19)	(4)

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	11,800	(14)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	45,200	(44)	(10)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	55,100	(62)	(5)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	53,800	(23)	(15)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	53,800	(55)	(15)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	26,100	(26)	(6)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	27,000	(41)	(6)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	34,000	(36)	(12)

FBF	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	89,100	(128)	(5)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	63,100	(28)	(33)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	63,100	(63)	(23)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	45,000	(46)	(22)

GST	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	43,400	(22)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	21,100	(22)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	85,400	(93)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	41,100	(46)	(9)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	42,000	(44)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	29,300	(35)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	20,600	(18)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	45,000	(42)	(22)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	52,300	(67)	(40)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	25,700	(11)	(7)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	25,700	(28)	(7)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	48,700	(50)	(12)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	101,600	(104)	(21)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	53,400	(58)	(22)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	34,000	(36)	(12)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	50,300	(67)	(42)

JPM	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	52,000	(48)	(11)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	43,800	(48)	(6)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	24,500	(32)	(19)

106	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800%	05/19/2021	44,400	$(49)	$(8)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	79,600	(103)	(6)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	32,900	(40)	(5)

						$(4,047)	$(915)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175%	03/15/2023	170,230	$(6,317)	$(12,183)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	04/12/2021	40,300	(136)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.770	04/12/2021	40,300	(136)	(292)

JPM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	112,670	(4,075)	(8,063)

MYC	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.060	04/01/2021	41,300	(86)	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400	04/01/2021	41,300	(86)	(157)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.410	04/06/2021	41,800	(137)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750	04/06/2021	41,800	(137)	(273)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	191,500	(1,522)	(1,895)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.867	04/12/2021	21,300	(172)	(4)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.167	04/12/2021	21,300	(172)	(435)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.935	04/16/2021	42,600	(315)	(58)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.275	04/16/2021	42,600	(315)	(480)

NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.830	04/01/2021	22,000	(167)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.170	04/01/2021	22,000	(167)	(257)

							$ (13,940)	$(24,099)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	$103.758	06/07/2021	13,000	$(55)	$(44)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	10,700	(44)	(40)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	2,500	(11)	(62)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	56,000	(252)	(290)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	31,400	(174)	(204)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	21,000	(129)	(140)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	11,000	(45)	(37)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	19,000	(45)	(140)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	13,400	(35)	(135)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	20,000	(50)	(226)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	32,500	(132)	(843)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	8,200	(58)	(37)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	21,200	(126)	(147)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	20,700	(116)	(182)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	8,200	(42)	(27)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	5,900	(18)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	27,000	(95)	(24)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	6,000	(19)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	27,500	(118)	(119)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	16,000	(86)	(100)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	16,000	(60)	(38)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	8,500	(33)	(32)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	30,000	(80)	(414)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	12,500	(43)	(34)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.828	04/07/2021	12,500	(43)	(45)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	9,400	(21)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	12,500	(27)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	12,500	(27)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	5,250	(13)	(116)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.391	05/06/2021	11,700	(60)	(41)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	28,000	(98)	(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.180	05/06/2021	7,000	(20)	(22)

					$(2,175)	$(3,572)

Total Written Options					$(20,162)	$(28,586)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	107

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.619%	$44,400	$(859)	$1,576	$717	$0

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.762	1,950	(23)	36	13	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	25,050	(478)	761	283	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	2.189	8,600	(353)	231	0	(122)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.772	7,100	(432)	161	0	(271)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.419	8,800	98	94	192	0

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.379	3,000	46	24	70	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.557	18,900	(79)	394	315	0
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	1.039	8,800	(319)	309	0	(10)
	Mexico Government International Bond	1.000	Quarterly	09/20/2022	0.418	9,900	(463)	551	88	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.365	8,400	183	69	252	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.751	700	(7)	14	7	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.772	7,700	(410)	117	0	(293)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.351	11,600	169	114	283	0
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.304	5,100	75	59	134	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.419	1,400	13	18	31	0

CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	0.292	9,100	(248)	395	147	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.844	400	(4)	6	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.984	1,100	4	(3)	1	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619	3,800	(92)	153	61	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.450	800	(5)	13	8	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.667	14,800	(239)	401	162	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	10,000	(66)	(1)	0	(67)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	2.189	2,900	(116)	75	0	(41)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.772	1,800	(110)	41	0	(69)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	0.511	1,000	(83)	84	1	0

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.492	7,950	(63)	155	92	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	50,350	(824)	1,392	568	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	16,900	(141)	270	129	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.450	5,400	(519)	515	0	(4)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	2.189	11,900	(486)	317	0	(169)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.772	9,000	(732)	389	0	(343)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.351	5,800	99	42	141	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.837	12,400	(498)	126	0	(372)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	54,550	(863)	1,479	616	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.772	7,500	(486)	200	0	(286)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	36,950	(732)	1,149	417	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	10,500	(82)	11	0	(71)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.230	19,000	260	218	478	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.282	9,400	130	124	254	0

MYC	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	0.999	8,300	0	3	3	0
	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.342	18,300	357	96	453	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	14,000	(123)	230	107	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.033	23,100	(318)	289	0	(29)
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	79,500	(462)	(74)	0	(536)

NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	0.511	3,100	(256)	260	4	0

							$(9,537)	$12,883	$6,029	$(2,683)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
FBF	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$122,400	$(6,174)	$7,274	$1,100	$0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(53)	70	17	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	35,800	(1,903)	2,225	322	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	12,098	(451)	569	118	0

108	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
MEI	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$361	$(3)	$5	$2	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	28,400	(1,590)	1,845	255	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,700	(228)	302	74	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	3,400	(197)	228	31	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	15,398	(586)	736	150	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,900	(140)	187	47	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	7,500	(9)	60	51	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,200	(92)	123	31	0

						$(11,426)	$13,624	$2,198	$0

Total Swap Agreements						$(20,963)	$26,507	$8,227	$(2,683)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$3,014	$0	$717	$3,731	$(135)	$(76)	$0	$(211)	$3,520	$(4,140)	$(620)
BPS	537	12,639	488	13,664	(716)	(12,282)	(393)	(13,391)	273	(490)	(217)
BRC	0	0	1,180	1,180	(21)	(313)	(303)	(637)	543	(570)	(27)
CBK	9,510	0	382	9,892	(801)	0	(177)	(978)	8,914	(10,248)	(1,334)
DBL	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
DUB	0	0	0	0	0	(69)	0	(69)	(69)	(13)	(82)
FBF	0	0	1,100	1,100	0	(83)	0	(83)	1,017	(1,060)	(43)
GLM	639	0	0	639	(326)	(294)	0	(620)	19	(230)	(211)
GSC	0	0	0	0	0	(780)	0	(780)	(780)	0	(780)
GST	0	0	1,387	1,387	0	(216)	(888)	(1,104)	283	(350)	(67)
HUS	4,159	0	616	4,775	(1,018)	0	(286)	(1,304)	3,471	(4,010)	(539)
JPM	587	8,333	1,149	10,069	0	(10,162)	(71)	(10,233)	(164)	0	(164)
MEI	0	0	257	257	0	0	0	0	257	(260)	(3)
MYC	0	5,254	818	6,072	0	(3,321)	(565)	(3,886)	2,186	(4,721)	(2,535)
MYI	3	0	0	3	(112)	0	0	(112)	(109)	0	(109)
NGF	0	0	4	4	0	(257)	0	(257)	(253)	102	(151)
RBC	15	0	0	15	(5)	0	0	(5)	10	0	10
SAL	0	0	98	98	0	(729)	0	(729)	(631)	550	(81)
SCX	4,808	0	0	4,808	(186)	0	0	(186)	4,622	(4,320)	302
SSB	11	0	0	11	0	0	0	0	11	0	11
UAG	542	0	31	573	(104)	0	0	(104)	469	(810)	(341)

Total Over the Counter	$23,825	$26,226	$8,227	$58,278	$(3,424)	$(28,586)	$(2,683)	$(34,693)

(n)

Securities with an aggregate market value of $909 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	109

Schedule of Investments	PIMCO Long Duration Credit Bond Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$15,005	$0	$0	$3,758	$18,763

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,825	$0	$23,825
Purchased Options	0	0	0	0	26,226	26,226
Swap Agreements	0	8,227	0	0	0	8,227

	$0	$8,227	$0	$23,825	$26,226	$58,278

	$0	$23,232	$0	$23,825	$29,984	$77,041

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$91	$91
Futures	0	0	0	0	922	922
Swap Agreements	0	21	0	0	1,783	1,804

	$0	$21	$0	$0	$2,796	$2,817

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,424	$0	$3,424
Written Options	0	915	0	0	27,671	28,586
Swap Agreements	0	2,683	0	0	0	2,683

	$0	$3,598	$0	$3,424	$27,671	$34,693

	$0	$3,619	$0	$3,424	$30,467	$37,510

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,139	$1,139
Futures	0	0	0	0	(18,435)	(18,435)
Swap Agreements	0	105,033	0	0	(285,774)	(180,741)

	$0	$105,033	$0	$0	$(303,070)	$(198,037)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,554	$0	$17,554
Purchased Options	0	0	0	0	(42)	(42)
Written Options	0	12,182	0	0	34,480	46,662
Swap Agreements	0	11,288	0	0	98	11,386

	$0	$23,470	$0	$17,554	$34,536	$75,560

	$0	$128,503	$0	$17,554	$(268,534)	$(122,477)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	10,749	10,749
Swap Agreements	0	148,640	0	0	219,075	367,715

	$0	$148,640	$0	$0	$229,823	$378,463

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22,125)	$0	$(22,125)
Purchased Options	0	0	0	0	11,432	11,432
Written Options	0	21,070	0	0	(11,805)	9,265
Swap Agreements	0	33,396	0	0	0	33,396

	$0	$54,466	$0	$(22,125)	$(373)	$31,968

	$0	$203,106	$0	$(22,125)	$229,450	$410,431

110	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$157,663	$34,062	$191,725
Corporate Bonds & Notes
Banking & Finance	0	6,884,482	29,163	6,913,645
Industrials	0	11,281,402	0	11,281,402
Utilities	0	4,162,885	0	4,162,885
Municipal Bonds & Notes
California	0	376,462	0	376,462
Florida	0	34,129	0	34,129
Georgia	0	65,851	0	65,851
Illinois	0	36,892	0	36,892
Indiana	0	2,461	0	2,461
Massachusetts	0	3,879	0	3,879
Michigan	0	21,108	0	21,108
New Jersey	0	22,999	0	22,999
New Mexico	0	7,130	0	7,130
New York	0	171,426	0	171,426
Ohio	0	83,525	0	83,525
Pennsylvania	0	15,784	0	15,784
Texas	0	46,562	0	46,562
Virginia	0	1,881	0	1,881
U.S. Government Agencies	0	2,021,808	0	2,021,808
U.S. Treasury Obligations	0	5,702,505	0	5,702,505
Non-Agency Mortgage-Backed Securities	0	70,604	0	70,604
Asset-Backed Securities	0	161,400	0	161,400
Sovereign Issues	0	1,029,037	0	1,029,037
Convertible Preferred Securities
Banking & Finance	28,632	0	0	28,632
Preferred Securities
Banking & Finance	9,575	1,041,889	0	1,051,464

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Industrials	$0	$41,902	$0	$41,902
Utilities	0	44,811	241,232	286,043
Short-Term Instruments
Repurchase Agreements	0	35,347	0	35,347

	$38,207	$33,525,824	$304,457	$33,868,488

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$744	$0	$0	$744

Total Investments	$38,951	$33,525,824	$304,457	$33,869,232

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	18,488	0	18,488
Over the counter	0	58,278	0	58,278

	$0	$76,766	$0	$76,766

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,013)	(1,804)	0	(2,817)
Over the counter	0	(34,693)	0	(34,693)

	$(1,013)	$(36,497)	$0	$(37,510)

Total Financial Derivative Instruments	$(1,013)	$40,269	$0	$39,256

Totals	$37,938	$33,566,093	$304,457	$33,908,488

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$208,932	$0	$(180,125)	$203	$11	$5,041	$0	$0	$34,062	$1,524
Corporate Bonds & Notes
Banking & Finance	27,096	0	0	0	0	2,067	0	0	29,163	2,067
Preferred Securities
Utilities	0	244,742	(1,853)	0	0	(1,657)	0	0	241,232	(1,657)

Totals	$236,028	$244,742	$(181,978)	$203	$11	$5,451	$0	$0	$304,457	$1,934

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$34,062	Proxy Pricing	Base Price	101.300	—
Corporate Bonds & Notes
Banking & Finance	29,163	Discounted Cash Flow	Discount Rate	5.430	—
Preferred Securities
Utilities	241,232	Recent Transaction	Purchase Price	$27.048	—

Total	$304,457

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	111

Schedule of Investments	PIMCO Low Duration Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.9%

CORPORATE BONDS & NOTES 19.5%

BANKING & FINANCE 15.4%

AIA Group Ltd.
0.707% (US0003M + 0.520%) due 09/20/2021 ~	$1,700	$1,698

American International Group, Inc.
4.875% due 06/01/2022	138	145

American Tower Corp.
3.000% due 06/15/2023	1,700	1,789

Aviation Capital Group LLC
0.882% (US0003M + 0.670%) due 07/30/2021 ~	2,000	1,998

Bank of America Corp.
1.658% due 03/11/2027 •	6,100	6,123
3.093% due 10/01/2025 •	1,900	2,029

Banque Federative du Credit Mutuel S.A.
1.184% (US0003M + 0.960%) due 07/20/2023 ~	2,600	2,645

Barclays PLC
4.972% due 05/16/2029 •	1,800	2,072

BNP Paribas S.A.
4.705% due 01/10/2025 •	3,000	3,301

BOC Aviation Ltd.
1.320% (US0003M + 1.125%) due 09/26/2023 ~	2,800	2,799

BPCE S.A.
1.000% due 01/20/2026	1,700	1,660
3.000% due 05/22/2022	2,000	2,058

Canadian Imperial Bank of Commerce
0.810% (SOFRRATE + 0.800%) due 03/17/2023 ~	3,000	3,026

CC Holdings GS LLC
3.849% due 04/15/2023	970	1,033

Citigroup, Inc.
1.178% (US0003M + 0.960%) due 04/25/2022 ~	800	807
2.572% due 06/03/2031 •(e)	2,500	2,500
3.700% due 01/12/2026	600	660
3.750% due 06/16/2024	450	491

Cooperatieve Rabobank UA
1.055% (US0003M + 0.860%) due 09/26/2023 ~	5,500	5,580

Credit Suisse Group AG
2.193% due 06/05/2026 •	1,000	1,017
2.593% due 09/11/2025 •	300	311
3.574% due 01/09/2023	1,500	1,531
3.800% due 06/09/2023	1,400	1,486
4.550% due 04/17/2026	700	784

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	400	417

Deutsche Bank AG
1.420% (US0003M + 1.230%) due 02/27/2023 ~	500	504
4.250% due 10/14/2021	6,700	6,825

GA Global Funding Trust
1.000% due 04/08/2024 (a)	3,500	3,496

GE Capital Funding LLC
3.450% due 05/15/2025	600	649

General Motors Financial Co., Inc.
1.784% (US0003M + 1.550%) due 01/14/2022 ~	2,600	2,627

Goldman Sachs Group, Inc.
1.790% (US0003M + 1.600%) due 11/29/2023 ~	8,000	8,237
3.691% due 06/05/2028 •	1,000	1,095

Guardian Life Global Funding
2.000% due 04/26/2021	700	701

HSBC Holdings PLC
3.033% due 11/22/2023 •	1,000	1,040
3.600% due 05/25/2023	600	639
3.803% due 03/11/2025 •	4,900	5,294
3.950% due 05/18/2024 •	1,050	1,121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
3.150% due 03/29/2022	$2,550	$2,621
4.100% due 10/02/2023	450	487

Jackson National Life Global Funding
0.657% (US0003M + 0.480%) due 06/11/2021 ~	300	300
2.250% due 04/29/2021	200	200
3.300% due 06/11/2021	2,100	2,112

JPMorgan Chase & Co.
3.797% due 07/23/2024 •	5,000	5,353

Lloyds Banking Group PLC
0.987% (US0003M + 0.800%) due 06/21/2021 ~	1,200	1,202
3.574% due 11/07/2028 •	3,400	3,674
4.450% due 05/08/2025	1,100	1,230

Mitsubishi UFJ Financial Group, Inc.
2.801% due 07/18/2024	5,000	5,305
3.455% due 03/02/2023	2,000	2,110

Mizuho Financial Group, Inc.
0.818% (US0003M + 0.630%) due 05/25/2024 ~	4,000	4,020

Morgan Stanley
0.725% (SOFRRATE + 0.700%) due 01/20/2023 ~	2,600	2,608
0.985% due 12/10/2026 •	1,700	1,660
1.618% (US0003M + 1.400%) due 10/24/2023 ~	1,200	1,222
3.737% due 04/24/2024 •	3,900	4,147

MUFG Union Bank N.A.
2.100% due 12/09/2022	2,000	2,055

National Securities Clearing Corp.
0.400% due 12/07/2023	2,300	2,296

Nationwide Building Society
4.363% due 08/01/2024 •	1,600	1,728

Natwest Group PLC
3.498% due 05/15/2023 •	1,000	1,031
3.875% due 09/12/2023	4,500	4,827

Nissan Motor Acceptance Corp.
0.817% (US0003M + 0.630%) due 09/21/2021 ~	2,400	2,400
1.115% (US0003M + 0.890%) due 01/13/2022 ~	2,000	2,006
3.650% due 09/21/2021	700	709

Oversea-Chinese Banking Corp. Ltd.
0.648% (US0003M + 0.450%) due 05/17/2021 ~	2,500	2,508

Protective Life Global Funding
2.615% due 08/22/2022	2,000	2,063

Santander Holdings USA, Inc.
3.400% due 01/18/2023	1,700	1,775

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •	2,900	2,904
3.571% due 01/10/2023	1,600	1,636

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	1,100	1,104

Societe Generale S.A.
1.564% due 04/08/2021 •	400	400

Standard Chartered PLC
1.281% (SOFRRATE + 1.250%) due 10/14/2023 ~	400	405

Sumitomo Mitsui Financial Group, Inc.
2.348% due 01/15/2025	1,500	1,558
2.442% due 10/19/2021	900	911
2.696% due 07/16/2024	2,900	3,067

UBS Group AG
2.859% due 08/15/2023 •	1,500	1,547

Wells Fargo & Co.
3.300% due 09/09/2024	2,000	2,162
4.125% due 08/15/2023	4,500	4,871

		162,402

INDUSTRIALS 3.1%

AbbVie, Inc.
2.300% due 11/21/2022	3,500	3,602

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
3.375% due 11/01/2028	$1,381	$1,345

Apple, Inc.
1.700% due 09/11/2022	2,000	2,044

Arrow Electronics, Inc.
4.500% due 03/01/2023	1,800	1,912

BMW U.S. Capital LLC
0.698% (US0003M + 0.500%) due 08/13/2021 ~	600	601
2.000% due 04/11/2021	1,000	1,000
3.400% due 08/13/2021	1,400	1,416

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	923	965

CVS Health Corp.
4.750% due 12/01/2022	2,381	2,520

Dell International LLC
5.450% due 06/15/2023	200	219

Enbridge, Inc.
0.689% (US0003M + 0.500%) due 02/18/2022 ~	1,800	1,805

Entergy Louisiana LLC
0.620% due 11/17/2023	2,500	2,504

Equifax, Inc.
1.064% (US0003M + 0.870%) due 08/15/2021 ~	2,800	2,807

JetBlue Pass-Through Trust
2.750% due 11/15/2033	2,409	2,430

Petronas Capital Ltd.
3.500% due 04/21/2030	850	911

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	388	391

Sutter Health
2.294% due 08/15/2030	1,800	1,770

United Airlines Pass-Through Trust
4.550% due 08/25/2031	1,434	1,515
5.875% due 04/15/2029	1,659	1,843

Volkswagen Group of America Finance LLC
2.500% due 09/24/2021	770	778

		32,378

UTILITIES 1.0%

Pacific Gas & Electric Co.
1.367% due 03/10/2023	1,700	1,701
1.573% (US0003M + 1.375%) due 11/15/2021 ~	1,800	1,803
3.850% due 11/15/2023	800	849
4.250% due 08/01/2023	1,200	1,281

Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	500	550

Southern California Edison Co.
0.650% (SOFRRATE + 0.640%) due 04/03/2023 ~(a)	4,100	4,105

		10,289

Total Corporate Bonds & Notes (Cost $200,616)		205,069

MUNICIPAL BONDS & NOTES 2.8%

CALIFORNIA 0.8%

California Earthquake Authority Revenue Notes, Series 2020
1.327% due 07/01/2022	2,300	2,331

Port of Oakland, California Revenue Notes, Series 2020
0.821% due 05/01/2023	3,250	3,269

University of California Revenue Notes, Series 2013
2.300% due 05/15/2021	250	250

University of California Revenue Notes, Series 2020
1.316% due 05/15/2027	2,600	2,578

		8,428

112	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 0.0%

District of Columbia Revenue Bonds, (BABs), Series 2009
4.793% due 12/01/2021	$250	$257

FLORIDA 0.3%

Miami-Dade County, Florida Revenue Notes, Series 2021
1.154% due 10/01/2025	2,000	1,980
1.471% due 10/01/2026	700	690

		2,670

GEORGIA 0.0%

Cobb-Marietta Coliseum & Exhibit Hall Authority, Georgia Revenue Notes, Series 2015
2.700% due 01/01/2022	340	346

HAWAII 0.2%

Hawaii State General Obligation Notes, Series 2020
0.802% due 10/01/2024	2,400	2,424

IDAHO 0.1%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	1,200	1,254

MASSACHUSETTS 0.0%

University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	40	40

NEW YORK 0.5%

New York State Dormitory Authority Revenue Notes, Series 2019
2.756% due 07/01/2021	1,580	1,590

New York State Urban Development Corp. Revenue Notes, Series 2017
2.100% due 03/15/2022	575	584

New York State Urban Development Corp. Revenue Notes, Series 2020
1.115% due 03/15/2025	1,000	1,001
1.346% due 03/15/2026	2,300	2,293

		5,468

OREGON 0.3%

Port of Morrow, Oregon Revenue Notes, Series 2016
1.809% due 09/01/2022	3,100	3,166

SOUTH DAKOTA 0.2%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	1,430	1,452

TEXAS 0.2%

Dallas Area Rapid Transit, Texas Revenue Notes, Series 2020
1.147% due 12/01/2026	1,350	1,340
1.347% due 12/01/2027	400	396

		1,736

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
1.497% due 06/01/2024	2,200	2,243

Total Municipal Bonds & Notes (Cost $29,271)		29,484

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 9.8%

Fannie Mae
0.349% due 06/25/2037 •	$70	$71
0.559% due 07/25/2049 •	2,766	2,799
0.563% due 12/25/2046 •	1,004	1,005
0.573% due 10/25/2046 •	1,156	1,158
0.619% due 03/25/2041 •	1,291	1,307
0.623% due 01/25/2047 •	1,080	1,081
0.750% due 11/25/2050	3,111	3,075
1.828% due 07/01/2034 •	84	87
2.532% due 10/01/2037 •	99	106
3.980% due 07/01/2021	710	713

Freddie Mac
0.473% due 10/15/2037 •	1,163	1,164
0.623% due 07/15/2041 •	1,421	1,439
0.650% due 10/27/2025	9,200	9,108
0.800% due 10/28/2026	9,200	9,027
1.000% due 12/15/2040 - 05/25/2047	7,194	7,291
2.500% due 09/25/2048	5,338	5,517
3.000% due 08/15/2046	1,150	1,220
3.053% due 06/01/2037 •	104	111
4.000% due 09/01/2048 - 10/01/2048	7,492	8,038
4.500% due 02/01/2049	5,670	6,174

Ginnie Mae
0.470% due 08/20/2065 •	2,325	2,329
0.580% due 02/20/2067 •	1,822	1,830
0.614% due 09/20/2065 •	1,315	1,321
0.640% due 10/20/2065 •	1,934	1,950
0.660% due 07/20/2063 •	648	651
0.690% due 06/20/2065 •	1,366	1,378
0.700% due 06/20/2065 •	883	892
0.720% due 03/20/2065 •	1,632	1,650
0.770% due 12/20/2064 - 11/20/2065 •	3,040	3,068
0.890% due 02/20/2066 •	57	57
1.000% due 04/20/2066 •	3,124	3,182
1.020% due 04/20/2066 •	4,191	4,279
1.120% due 01/20/2067 •	1,754	1,798

Uniform Mortgage-Backed Security
3.000% due 01/01/2035 - 03/01/2050	5,931	6,211
4.000% due 10/01/2048	1,765	1,895
4.500% due 08/01/2048 - 01/01/2049	1,730	1,881
5.500% due 04/01/2034 - 04/01/2039	166	189

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2036	7,300	7,473

Total U.S. Government Agencies (Cost $101,487)		102,525

U.S. TREASURY OBLIGATIONS 49.4%

U.S. Treasury Notes
0.125% due 05/31/2022	33,100	33,113
0.125% due 06/30/2022	50,000	50,018
0.125% due 08/31/2022	49,200	49,208
0.125% due 10/31/2022	14,000	14,000
0.125% due 01/31/2023	117,000	116,950
0.125% due 02/28/2023	56,000	55,969
0.125% due 03/31/2023	50,000	49,967
0.125% due 10/15/2023	31,500	31,401
0.125% due 01/15/2024	65,000	64,680
0.500% due 02/28/2026	31,200	30,593
0.750% due 03/31/2026	20,250	20,075
0.750% due 01/31/2028	2,400	2,301
1.125% due 02/29/2028	700	688

Total U.S. Treasury Obligations (Cost $519,563)		518,963

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%

AREIT Trust
1.126% due 09/14/2036 •	3,000	3,012

Banc of America Commercial Mortgage Trust
3.441% due 09/15/2048	3,460	3,710

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bancorp Commercial Mortgage Trust
1.106% due 03/15/2036 •	$690	$691

BANK
2.808% due 10/17/2052	2,500	2,672
3.279% due 11/15/2054	1,700	1,809
3.623% due 04/15/2052	3,000	3,331

Barclays Commercial Mortgage Securities Trust
3.488% due 02/15/2050	1,500	1,622

Benchmark Mortgage Trust
3.615% due 03/15/2062	4,100	4,549

Citigroup Commercial Mortgage Trust
3.268% due 09/15/2050	1,400	1,509
3.297% due 10/12/2050	4,258	4,613

Commercial Mortgage Trust
3.244% due 10/10/2029	2,000	2,082
3.550% due 02/10/2049	1,161	1,234
4.181% due 05/10/2051	1,026	1,155

CSAIL Commercial Mortgage Trust
3.314% due 11/15/2049	4,180	4,428

Exantas Capital Corp. Ltd.
1.108% due 04/15/2036 •	1,257	1,258

GS Mortgage Securities Trust
3.801% due 01/10/2047	1,089	1,146

JP Morgan Chase Commercial Mortgage Securities Trust
0.956% due 10/15/2032 •	853	845

JPMDB Commercial Mortgage Securities Trust
3.242% due 10/15/2050	1,100	1,187

MF1 Multifamily Housing Mortgage Loan Trust
0.958% due 07/15/2036 •	5,000	5,017

Morgan Stanley Capital Trust
2.606% due 08/15/2049	600	627
2.860% due 11/15/2049	3,000	3,164

Ready Capital Mortgage Financing LLC
1.110% due 04/25/2038 •	3,600	3,612

UBS Commercial Mortgage Trust
3.215% due 08/15/2050	2,700	2,919
3.460% due 04/15/2052	3,200	3,511
3.903% due 02/15/2051	1,500	1,664
4.119% due 06/15/2051	2,000	2,240

VMC Finance LLC
1.028% due 10/15/2035 •	246	247

VNDO Mortgage Trust
2.996% due 11/15/2030	4,700	4,834

Wells Fargo Commercial Mortgage Trust
2.514% due 08/15/2049	1,300	1,359
2.911% due 06/15/2049	1,000	1,054
3.390% due 11/15/2050	1,200	1,298
4.147% due 06/15/2051	600	674

Total Non-Agency Mortgage-Backed Securities (Cost $70,022)		73,073

ASSET-BACKED SECURITIES 6.3%

Anchorage Capital CLO Ltd.
1.601% due 10/20/2031 •	2,500	2,507

Apres Static CLO Ltd.
1.311% due 10/15/2028 •	2,993	2,998

Atlas Senior Loan Fund Ltd.
1.654% due 07/20/2032 •	2,000	2,003

Avery Point CLO Ltd.
1.318% due 04/25/2026 •	11	11

Carlyle Global Market Strategies CLO Ltd.
1.219% due 07/28/2028 •	876	876

CLNC FL1 Ltd.
1.360% due 08/20/2035 •	5,000	4,998

Columbia Cent CLO Ltd.
1.368% due 10/25/2028 •	1,991	1,995

Denali Capital CLO LLC
1.265% due 10/26/2027 •	731	732

ECMC Group Student Loan Trust
0.859% due 02/27/2068 •	1,603	1,609
0.909% due 09/25/2068 •	2,586	2,586

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	113

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.109% due 07/25/2069 •	$3,652	$3,708
1.109% due 01/27/2070 •	2,209	2,238
1.159% due 05/25/2067 •	920	930

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •	2,085	2,086

GoldentTree Loan Management U.S. CLO Ltd.
1.174% due 04/20/2029 •	2,000	2,000

Greystone Commercial Real Estate Notes Ltd.
1.286% due 09/15/2037 •	2,000	2,003

Monroe Capital BSL CLO Ltd.
1.302% due 05/22/2027 •	310	310

Mountain Hawk CLO Ltd.
1.423% due 04/18/2025 •	21	21

Navient Student Loan Trust
0.489% due 03/25/2067 •	1,429	1,429

Nelnet Student Loan Trust
0.709% due 03/25/2030 •	517	517

Ocean Trails CLO
0.987% due 07/15/2028 •(a)	3,600	3,600

Oscar U.S. Funding LLC
2.490% due 08/10/2022	562	564

Shackleton CLO Ltd.
1.354% due 10/20/2028 •	2,496	2,495

SLC Student Loan Trust
0.254% due 05/15/2029 •	805	799
0.284% due 09/15/2026 •	4	4
0.294% due 03/15/2027 •	131	130
1.063% due 11/25/2042 •	288	289

SLM Student Loan Trust
0.308% due 01/26/2026 •	554	554
0.328% due 01/27/2025 •	39	39
0.338% due 01/25/2027 •	228	227
0.358% due 10/25/2028 •	1,497	1,490
0.654% due 12/15/2027 •	468	468

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Steele Creek CLO Ltd.
1.048% due 05/21/2029 •	$3,000	$3,000

Sudbury Mill CLO Ltd.
1.373% due 01/17/2026 •	74	75

Telos CLO Ltd.
1.493% due 01/17/2027 •	170	170

TPG Real Estate Finance Ltd.
1.258% due 10/15/2034 •	3,500	3,500

Tralee CLO Ltd.
1.334% due 10/20/2028 •	846	847

Venture CLO Ltd.
1.244% due 04/20/2029 •	1,400	1,401
1.872% due 10/22/2031 •	5,500	5,504

Wellfleet CLO Ltd.
1.074% due 04/20/2029 •	5,100	5,099

Total Asset-Backed Securities (Cost $65,633)		65,812

SOVEREIGN ISSUES 1.1%

Korea Expressway Corp.
3.625% due 10/22/2021	1,500	1,526

Province of Ontario
3.050% due 01/29/2024	3,000	3,218

Province of Quebec
2.375% due 01/31/2022	1,300	1,323
2.625% due 02/13/2023	4,500	4,697

Qatar Government International Bond
3.875% due 04/23/2023	1,200	1,281

Total Sovereign Issues (Cost $11,546)		12,045

SHORT-TERM INSTRUMENTS 7.0%

REPURCHASE AGREEMENTS (f) 0.3%
		3,100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.5%

Federal Home Loan Bank
0.015% due 06/18/2021 (c)(d)	$4,900	$4,900

U.S. TREASURY BILLS 6.0%
0.063% due 04/29/2021 - 09/02/2021 (b)(c)(h)	62,917	62,912

U.S. TREASURY CASH MANAGEMENT BILLS 0.2%
0.053% due 07/20/2021 (c)(d)	2,200	2,200

Total Short-Term Instruments (Cost $73,102)		73,112

Total Investments in Securities (Cost $1,071,240)		1,080,083

Total Investments 102.9% (Cost $1,071,240)		$1,080,083

Financial Derivative Instruments (g) 0.0% (Cost or Premiums, net $(8))		92

Other Assets and Liabilities, net (2.9)%		(30,842)

Net Assets 100.0%		$1,049,333

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.572%	06/03/2031	05/26/2020	$2,500	$2,500	0.24%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	0.010%	03/31/2021	04/01/2021	$3,100	U.S. Treasury Notes 2.125% due 09/30/2021	$(3,197)	$3,100	$3,100

Total Repurchase Agreements						$(3,197)	$3,100	$3,100

114	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
JPS	$3,100	$0	$0	$3,100	$(3,197)	$(97)

Total Borrowings and Other Financing Transactions	$3,100	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	163	$(23,421)	$787	$56	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	29	(5,255)	29	34	0

Total Futures Contracts				$816	$90	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2024	0.611%	$2,600	$(45)	$83	$38	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$800	$19	$0	$19	$1	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	800	18	1	19	1	0

					$37	$1	$38	$2	$0

Total Swap Agreements					$(8)	$84	$76	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$90	$2	$92	$0	$0	$0	$0

(h)

Securities with an aggregate market value of $2,117 and cash of $1,518 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	115

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$90	$90
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$0	$90	$92

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,860	$1,860
Swap Agreements	0	60	0	0	(1)	59

	$0	$60	$0	$0	$1,859	$1,919

Over the counter
Swap Agreements	$0	$6	$0	$0	$0	$6

	$0	$66	$0	$0	$1,859	$1,925

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$293	$293
Swap Agreements	0	215	0	0	0	215

	$0	$215	$0	$0	$293	$508

Over the counter
Swap Agreements	$0	$(2)	$0	$0	$0	$(2)

	$0	$213	$0	$0	$293	$506

116	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$3,496	$158,906	$0	$162,402
Industrials	0	32,378	0	32,378
Utilities	0	10,289	0	10,289
Municipal Bonds & Notes
California	0	8,428	0	8,428
District of Columbia	0	257	0	257
Florida	0	2,670	0	2,670
Georgia	0	346	0	346
Hawaii	0	2,424	0	2,424
Idaho	0	1,254	0	1,254
Massachusetts	0	40	0	40
New York	0	5,468	0	5,468
Oregon	0	3,166	0	3,166
South Dakota	0	1,452	0	1,452
Texas	0	1,736	0	1,736
West Virginia	0	2,243	0	2,243
U.S. Government Agencies	0	102,525	0	102,525
U.S. Treasury Obligations	0	518,963	0	518,963
Non-Agency Mortgage-Backed Securities	0	73,073	0	73,073
Asset-Backed Securities	0	65,812	0	65,812
Sovereign Issues	0	12,045	0	12,045

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short-Term Instruments
Repurchase Agreements	$0	$3,100	$0	$3,100
Short-Term Notes	0	4,900	0	4,900
U.S. Treasury Bills	0	62,912	0	62,912
U.S. Treasury Cash Management Bills	0	2,200	0	2,200

	$3,496	$1,076,587	$0	$1,080,083

Total Investments	$3,496	$1,076,587	$0	$1,080,083

Short Sales, at Value - Liabilities
Asset-Backed Securities	$0	$0	$0	$0

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$90	$2	$0	$92

Total Financial Derivative Instruments	$90	$2	$0	$92

Totals	$3,586	$1,076,589	$0	$1,080,175

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	117

Schedule of Investments	PIMCO Moderate Duration Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.8%

CORPORATE BONDS & NOTES 30.4%

BANKING & FINANCE 21.7%

AIA Group Ltd.
3.125% due 03/13/2023	$1,600	$1,673
3.375% due 04/07/2030	7,500	8,020

American International Group, Inc.
3.750% due 07/10/2025	9,000	9,836
4.250% due 03/15/2029	4,000	4,505

American Tower Corp.
2.750% due 01/15/2027	6,200	6,479
3.000% due 06/15/2023	5,200	5,474
5.000% due 02/15/2024	300	335

AmFam Holdings, Inc.
2.805% due 03/11/2031	2,100	2,086

Andrew W Mellon Foundation
0.947% due 08/01/2027	13,000	12,663

Aviation Capital Group LLC
0.882% (US0003M + 0.670%) due 07/30/2021 ~	4,600	4,595
4.125% due 08/01/2025	600	640

Banco Santander S.A.
1.849% due 03/25/2026	2,000	1,997

Bank of America Corp.
1.319% due 06/19/2026 •	6,500	6,484
1.658% due 03/11/2027 •	11,900	11,944
1.922% due 10/24/2031 •	2,900	2,731
3.093% due 10/01/2025 •	14,000	14,949
3.194% due 07/23/2030 •	100	105
3.419% due 12/20/2028 •	5,842	6,277
3.593% due 07/21/2028 •	2,500	2,715

Banque Federative du Credit Mutuel S.A.
1.184% (US0003M + 0.960%) due 07/20/2023 ~	3,000	3,052
2.125% due 11/21/2022	7,500	7,710
3.750% due 07/20/2023	1,100	1,179

Barclays Bank PLC
10.179% due 06/12/2021	3,880	3,947

Barclays PLC
2.667% due 03/10/2032 •	1,400	1,368
2.852% due 05/07/2026 •	6,000	6,287
3.650% due 03/16/2025	8,000	8,613
4.337% due 01/10/2028	10,800	11,995
4.375% due 01/12/2026	2,350	2,622

BNP Paribas S.A.
1.323% due 01/13/2027 •	4,100	4,013
1.904% due 09/30/2028 •	6,000	5,903
3.052% due 01/13/2031 •	4,400	4,514
3.375% due 01/09/2025	550	591
3.500% due 11/16/2027	1,700	1,835
4.705% due 01/10/2025 •	6,500	7,152

BOC Aviation Ltd.
1.252% (US0003M + 1.050%) due 05/04/2021 ~	3,700	3,699
1.320% (US0003M + 1.125%) due 09/26/2023 ~	5,000	4,998

BPCE S.A.
1.000% due 01/20/2026	4,200	4,101
2.375% due 01/14/2025	6,900	7,132
3.000% due 05/22/2022	300	309
4.000% due 04/15/2024	1,000	1,094
4.500% due 03/15/2025	5,000	5,511
4.625% due 07/11/2024	350	386
5.700% due 10/22/2023	1,100	1,230

Brookfield Asset Management, Inc.
4.000% due 01/15/2025	4,000	4,374

Brookfield Finance, Inc.
4.000% due 04/01/2024	800	869
4.350% due 04/15/2030	550	622

Canadian Imperial Bank of Commerce
0.810% (SOFRRATE + 0.800%) due 03/17/2023 ~	4,500	4,540

CC Holdings GS LLC
3.849% due 04/15/2023	1,000	1,065

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
1.178% (US0003M + 0.960%) due 04/25/2022 ~	$1,600	$1,613
1.488% (US0003M + 1.250%) due 07/01/2026 ~	8,000	8,197
2.572% due 06/03/2031 •(d)	6,600	6,600
2.976% due 11/05/2030 •	2,228	2,306
3.300% due 04/27/2025	6,000	6,468
3.400% due 05/01/2026	1,500	1,631
3.700% due 01/12/2026	3,100	3,409
3.750% due 06/16/2024	1,400	1,527
3.980% due 03/20/2030 •	2,000	2,216

Cooperatieve Rabobank UA
1.339% due 06/24/2026 •	6,000	5,955
2.625% due 07/22/2024	1,600	1,689
3.950% due 11/09/2022	750	790
4.625% due 12/01/2023	2,600	2,851

Credit Agricole S.A.
3.250% due 10/04/2024	8,600	9,237

Credit Suisse AG
3.625% due 09/09/2024	800	867

Credit Suisse Group AG
2.193% due 06/05/2026 •	8,850	9,003
3.800% due 06/09/2023	10,900	11,572
4.550% due 04/17/2026	4,500	5,038

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	2,000	2,084

Crown Castle International Corp.
3.200% due 09/01/2024	1,000	1,075
3.800% due 02/15/2028	1,500	1,636

Danske Bank A/S
1.171% due 12/08/2023 •	8,700	8,750
3.001% due 09/20/2022 •	5,000	5,051

Deutsche Bank AG
2.222% due 09/18/2024 •	5,700	5,854
3.961% due 11/26/2025 •	200	217
4.100% due 01/13/2026	100	108
4.250% due 10/14/2021	23,850	24,296

Discover Bank
3.450% due 07/27/2026	800	866
4.200% due 08/08/2023	6,000	6,477

GA Global Funding Trust
1.000% due 04/08/2024 (a)	12,500	12,486
1.625% due 01/15/2026	1,600	1,599

GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025	5,000	5,425

General Motors Financial Co., Inc.
3.950% due 04/13/2024	2,000	2,153
5.250% due 03/01/2026	5,000	5,731

Goldman Sachs Group, Inc.
1.431% due 03/09/2027 •	14,100	13,980
2.876% due 10/31/2022 •	3,500	3,547
2.908% due 06/05/2023 •	6,900	7,086
3.691% due 06/05/2028 •	7,175	7,855
3.750% due 05/22/2025	375	410
3.850% due 07/08/2024	1,100	1,196
3.850% due 01/26/2027	900	988
4.000% due 03/03/2024	7,000	7,630
4.223% due 05/01/2029 •	4,000	4,490

HSBC Holdings PLC
1.645% due 04/18/2026 •	10,000	10,012
2.848% due 06/04/2031 •	1,550	1,552
3.033% due 11/22/2023 •	5,000	5,202
3.600% due 05/25/2023	10,700	11,391
3.803% due 03/11/2025 •	5,200	5,618
3.950% due 05/18/2024 •	6,600	7,046
4.292% due 09/12/2026 •	1,500	1,662

ING Bank NV
2.625% due 12/05/2022	6,450	6,700

ING Groep NV
1.020% (SOFRRATE + 1.010%) due 04/01/2027 ~(a)	7,500	7,518
1.343% (US0003M + 1.150%) due 03/29/2022 ~	2,000	2,020
3.550% due 04/09/2024	1,000	1,077
4.100% due 10/02/2023	5,700	6,174
4.625% due 01/06/2026	6,900	7,828

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intercontinental Exchange, Inc.
0.834% (US0003M + 0.650%) due 06/15/2023 ~	$10,300	$10,314
3.750% due 12/01/2025	2,500	2,743

Jackson National Life Global Funding
2.250% due 04/29/2021	500	501
2.375% due 09/15/2022	3,900	4,011
2.650% due 06/21/2024	3,300	3,487
3.300% due 06/11/2021	2,400	2,414
3.300% due 02/01/2022	5,600	5,741

JPMorgan Chase & Co.
1.953% due 02/04/2032 •	13,900	13,186
2.739% due 10/15/2030 •	2,700	2,747
3.300% due 04/01/2026	5,000	5,444
3.540% due 05/01/2028 •	1,000	1,090
3.782% due 02/01/2028 •	2,400	2,647
3.900% due 07/15/2025	4,800	5,302
7.625% due 10/15/2026	3,000	3,921

Kimco Realty Corp.
3.800% due 04/01/2027	2,000	2,202

KKR Group Finance Co. LLC
3.750% due 07/01/2029	1,600	1,771

Lazard Group LLC
3.750% due 02/13/2025	856	931

LeasePlan Corp. NV
2.875% due 10/24/2024	2,000	2,105

Lloyds Banking Group PLC
2.907% due 11/07/2023 •	2,600	2,695
3.574% due 11/07/2028 •	7,800	8,428
4.450% due 05/08/2025	11,200	12,525

LSEGA Financing PLC
2.000% due 04/06/2028 (a)	1,400	1,386

MassMutual Global Funding
2.500% due 10/17/2022	800	827
3.400% due 03/08/2026	400	439

MET Tower Global Funding
0.580% due 01/17/2023 •	8,000	8,041

Metropolitan Life Global Funding
3.375% due 01/11/2022	11,200	11,471

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025	15,000	14,999
2.048% due 07/17/2030	6,000	5,782
2.527% due 09/13/2023	433	453
2.757% due 09/13/2026	2,450	2,597
2.801% due 07/18/2024	4,400	4,668
3.850% due 03/01/2026	300	331

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.652% due 09/19/2022	600	617
3.406% due 02/28/2022	1,600	1,637

Mizuho Financial Group, Inc.
1.130% (US0003M + 0.940%) due 02/28/2022 ~	1,000	1,007
1.177% (US0003M + 1.000%) due 09/11/2024 ~	700	708
1.979% due 09/08/2031 •	2,000	1,889
2.172% due 05/22/2032 •	15,450	14,852
3.477% due 04/12/2026	7,000	7,633

Morgan Stanley
3.591% due 07/22/2028 •	3,000	3,273
3.700% due 10/23/2024	24,800	27,164
3.737% due 04/24/2024 •	850	904
3.750% due 02/25/2023	1,000	1,061
4.000% due 07/23/2025	2,900	3,220

National Australia Bank Ltd.
3.625% due 06/20/2023	5,900	6,318

National Securities Clearing Corp.
0.400% due 12/07/2023	9,600	9,583

Nationwide Building Society
4.363% due 08/01/2024 •	5,800	6,265

Natwest Group PLC
1.664% (US0003M + 1.470%) due 05/15/2023 ~	300	304
3.875% due 09/12/2023	8,700	9,333
4.269% due 03/22/2025 •	6,000	6,548
4.800% due 04/05/2026	9,000	10,216

118	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Life Global Funding
0.504% (US0003M + 0.280%) due 01/21/2022 ~	$4,800	$4,811
0.950% due 06/24/2025	100	99

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021	1,500	1,507
2.650% due 07/13/2022	2,700	2,759
2.750% due 03/09/2028	3,400	3,378

Nomura Holdings, Inc.
2.648% due 01/16/2025	5,300	5,485

NTT Finance Corp.
1.900% due 07/21/2021	500	502

Pacific Life Global Funding
1.200% due 06/24/2025	75	75

Protective Life Global Funding
1.082% due 06/09/2023	3,200	3,243
2.615% due 08/22/2022	5,800	5,983

Santander Holdings USA, Inc.
3.400% due 01/18/2023	1,200	1,253
4.500% due 07/17/2025	400	443

Santander UK Group Holdings PLC
1.532% due 08/21/2026 •	5,000	4,962
3.373% due 01/05/2024 •	2,000	2,091
3.823% due 11/03/2028 •	4,000	4,371
4.796% due 11/15/2024 •	3,250	3,579

Santander UK PLC
2.875% due 06/18/2024	1,694	1,805
4.000% due 03/13/2024	1,100	1,201
5.000% due 11/07/2023	1,512	1,657

SBA Tower Trust
1.884% due 07/15/2050	8,000	8,108

Simon Property Group LP
3.375% due 10/01/2024	900	968

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	600	615

Societe Generale S.A.
1.564% due 04/08/2021 •	1,350	1,350
2.625% due 01/22/2025	3,200	3,319
4.000% due 01/12/2027	2,000	2,197

Standard Chartered PLC
0.991% due 01/12/2025 •	1,000	995
1.319% due 10/14/2023 •	13,500	13,603

State Street Corp.
2.354% due 11/01/2025 •	1,600	1,684

Sumitomo Mitsui Financial Group, Inc.
1.083% (US0003M + 0.860%) due 07/19/2023 ~	400	405
2.348% due 01/15/2025	3,000	3,116
2.632% due 07/14/2026	3,300	3,463
2.696% due 07/16/2024	9,700	10,260
2.784% due 07/12/2022	2,100	2,163
3.040% due 07/16/2029	7,500	7,804

UBS Group AG
1.008% due 07/30/2024 •	3,400	3,422
2.095% due 02/11/2032 •	4,500	4,260
2.859% due 08/15/2023 •	1,768	1,823
4.125% due 09/24/2025	2,550	2,833

Ventas Realty LP
4.125% due 01/15/2026	4,000	4,485

WEA Finance LLC
3.150% due 04/05/2022	1,000	1,020

Wells Fargo & Co.
2.188% due 04/30/2026 •	300	310
2.393% due 06/02/2028 •	2,800	2,871
3.000% due 02/19/2025	6,000	6,388
3.000% due 04/22/2026	2,300	2,460
3.000% due 10/23/2026	2,600	2,776
3.300% due 09/09/2024	9,000	9,728
3.550% due 09/29/2025	4,200	4,581
3.584% due 05/22/2028 •	1,930	2,106
4.478% due 04/04/2031 •	10,000	11,524

Welltower, Inc.
4.250% due 04/01/2026	4,000	4,498

Weyerhaeuser Co.
4.000% due 04/15/2030	5,800	6,416

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

XLIT Ltd.
4.450% due 03/31/2025	$500	$558

		939,022

INDUSTRIALS 6.3%

7-Eleven, Inc.
0.625% due 02/10/2023	2,300	2,302
0.800% due 02/10/2024	9,000	8,974

AbbVie, Inc.
2.300% due 05/14/2021	300	300
3.200% due 11/06/2022	1,400	1,453
3.200% due 05/14/2026	200	216

Air Canada Pass-Through Trust
3.750% due 06/15/2029	431	440

Alibaba Group Holding Ltd.
2.125% due 02/09/2031	7,000	6,683
2.800% due 06/06/2023	2,700	2,818
3.600% due 11/28/2024	400	435

American Airlines Pass-Through Trust
3.375% due 11/01/2028	4,387	4,273
3.650% due 02/15/2029	2,174	2,198
4.000% due 01/15/2027	1,684	1,557

Amgen, Inc.
2.700% due 05/01/2022	100	102

Apple, Inc.
1.700% due 09/11/2022	8,000	8,175
2.400% due 05/03/2023	586	612

Baidu, Inc.
2.875% due 07/06/2022	1,300	1,332
3.500% due 11/28/2022	5,000	5,219

Banner Health
1.897% due 01/01/2031	4,600	4,379

BAT International Finance PLC
1.668% due 03/25/2026	1,400	1,387
3.950% due 06/15/2025	5,000	5,476

Bayer U.S. Finance LLC
3.875% due 12/15/2023	4,500	4,854

BMW Finance NV
2.400% due 08/14/2024	2,050	2,151

BMW U.S. Capital LLC
0.698% (US0003M + 0.500%) due 08/13/2021 ~	400	401
2.000% due 04/11/2021	3,500	3,501
3.400% due 08/13/2021	4,500	4,551
3.900% due 04/09/2025	3,000	3,310

Bon Secours Mercy Health, Inc.
3.464% due 06/01/2030	12,000	12,971

Boston Scientific Corp.
3.375% due 05/15/2022	147	152

BP Capital Markets America, Inc.
2.750% due 05/10/2023	2,200	2,307

British Airways Pass-Through Trust
4.625% due 12/20/2025	178	185

Broadcom, Inc.
3.459% due 09/15/2026	504	541
4.110% due 09/15/2028	5,261	5,761

Campbell Soup Co.
3.650% due 03/15/2023	86	91

CHRISTUS Health
4.341% due 07/01/2028	3,000	3,393

CommonSpirit Health
2.782% due 10/01/2030	4,700	4,763

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	390	404

Crown Castle Towers LLC
3.720% due 07/15/2043	4,700	4,893

CVS Health Corp.
3.625% due 04/01/2027	2,600	2,857
3.750% due 04/01/2030	5,700	6,225
4.300% due 03/25/2028	1,128	1,282

CVS Pass-Through Trust
7.507% due 01/10/2032	1,176	1,472

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Finance North America LLC
1.094% (US0003M + 0.900%) due 02/15/2022 ~	$2,000	$2,014

Danone S.A.
2.077% due 11/02/2021	1,000	1,009

Dell International LLC
5.450% due 06/15/2023	2,100	2,296
6.020% due 06/15/2026	1,000	1,185

El Paso Natural Gas Co. LLC
8.625% due 01/15/2022	1,400	1,488

Emory University
2.143% due 09/01/2030	1,300	1,287

Enbridge, Inc.
0.689% (US0003M + 0.500%) due 02/18/2022 ~	6,000	6,018
2.900% due 07/15/2022	3,800	3,909

Entergy Louisiana LLC
0.620% due 11/17/2023	7,000	7,010

Equifax, Inc.
1.064% (US0003M + 0.870%) due 08/15/2021 ~	2,600	2,606

ERAC USA Finance LLC
2.700% due 11/01/2023	1,900	1,995

Expedia Group, Inc.
6.250% due 05/01/2025	2,042	2,363

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~	1,000	1,003

General Electric Co.
5.550% due 01/05/2026	12,900	15,309

Georgetown University
2.247% due 04/01/2030	4,500	4,221

Gilead Sciences, Inc.
2.500% due 09/01/2023	393	410

Hyundai Capital America
0.800% due 04/03/2023 (a)	4,100	4,094

Imperial Brands Finance PLC
3.125% due 07/26/2024	5,500	5,817
3.500% due 02/11/2023	3,800	3,955

Japan Tobacco, Inc.
2.000% due 04/13/2021	700	700

JetBlue Pass-Through Trust
2.750% due 11/15/2033	7,226	7,289

Oracle Corp.
1.650% due 03/25/2026 (d)	200	202
2.650% due 07/15/2026	400	420
2.950% due 11/15/2024	2,000	2,135

Owens Corning
3.400% due 08/15/2026	600	652
4.200% due 12/01/2024	400	442

Panasonic Corp.
2.536% due 07/19/2022	2,000	2,047

PeaceHealth Obligated Group
1.375% due 11/15/2025	3,100	3,096

Penske Truck Leasing Co. LP
2.700% due 03/14/2023	300	311
3.375% due 02/01/2022	5,000	5,093

Petronas Capital Ltd.
3.500% due 04/21/2030	5,500	5,894

Philip Morris International, Inc.
2.125% due 05/10/2023	700	722

Raytheon Technologies Corp.
3.200% due 03/15/2024	2,036	2,177

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	4,400	4,350

Reynolds American, Inc.
4.850% due 09/15/2023	2,800	3,076

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	2,000	2,170
5.625% due 03/01/2025	5,000	5,720

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	613	618

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	119

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sutter Health
2.294% due 08/15/2030	$7,700	$7,570
3.695% due 08/15/2028	4,300	4,717

Tyson Foods, Inc.
2.250% due 08/23/2021	1,275	1,283

United Airlines Pass-Through Trust
2.700% due 11/01/2033	1,970	1,921
3.100% due 01/07/2030	978	1,003
4.550% due 08/25/2031	4,048	4,277
5.875% due 04/15/2029	8,490	9,431

		269,701

UTILITIES 2.4%

American Electric Power Co., Inc.
0.685% (US0003M + 0.480%) due 11/01/2023 ~	5,600	5,609
0.750% due 11/01/2023	4,700	4,702

AT&T, Inc.
2.550% due 12/01/2033	5,215	4,956
4.300% due 02/15/2030	5,699	6,420

Atmos Energy Corp.
0.565% (US0003M + 0.380%) due 03/09/2023 ~	3,300	3,301

CenterPoint Energy Houston Electric LLC
2.350% due 04/01/2031	600	601

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	3,420	3,801

DTE Electric Co.
1.900% due 04/01/2028	3,000	2,995

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022	1,000	1,015
3.900% due 04/01/2024	200	207

National Rural Utilities Cooperative Finance Corp.
2.700% due 02/15/2023	8,500	8,851

Pacific Gas & Electric Co.
1.367% due 03/10/2023	4,400	4,402
1.573% (US0003M + 1.375%) due 11/15/2021 ~	5,300	5,311
1.670% (US0003M + 1.480%) due 06/16/2022 ~	5,900	5,908
1.750% due 06/16/2022	5,300	5,308
3.300% due 03/15/2027	3,000	3,131

PECO Energy Co.
2.375% due 09/15/2022	1,000	1,024

Public Service Co. of New Hampshire
3.500% due 11/01/2023	329	352

Sempra Energy
3.400% due 02/01/2028	2,000	2,147

Sinopec Group Overseas Development Ltd.
2.500% due 09/13/2022	7,100	7,265
2.500% due 11/12/2024	600	631
4.125% due 09/12/2025	400	442
4.375% due 04/10/2024	5,000	5,498

Southern California Edison Co.
0.700% due 04/03/2023 (a)	8,600	8,600
1.100% due 04/01/2024 (a)	4,300	4,303
3.500% due 10/01/2023	2,130	2,264

Southern California Gas Co.
0.534% (US0003M + 0.350%) due 09/14/2023 ~	5,000	5,001

State Grid Overseas Investment Ltd.
4.125% due 05/07/2024	400	438

		104,483

Total Corporate Bonds & Notes (Cost $1,286,804)		1,313,206

MUNICIPAL BONDS & NOTES 3.8%

ALABAMA 0.0%

Alabama Economic Settlement Authority Revenue Bonds, Series 2016
4.263% due 09/15/2032	1,545	1,738

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CALIFORNIA 1.2%

Bay Area Toll Authority, California Revenue Bonds, Series 2019
2.574% due 04/01/2031	$8,500	$8,788

California Earthquake Authority Revenue Notes, Series 2020
1.327% due 07/01/2022	1,800	1,824
1.477% due 07/01/2023	1,900	1,949

California State General Obligation Bonds, Series 2018
4.500% due 04/01/2033	3,000	3,479

California State University Revenue Notes, Series 2020
1.338% due 11/01/2027	1,000	988
1.490% due 11/01/2028	5,400	5,263
1.690% due 11/01/2029	4,400	4,289
1.740% due 11/01/2030	2,600	2,508

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
4.530% due 06/01/2022	1,850	1,939

Los Angeles County, California Redevelopment Refunding Authority Redev Agency Successor Agy Tax Allocation Notes, Series 2016
2.000% due 09/01/2023	400	414

Marin County, California Revenue Bonds, (NPFGC Insured), Series 2003
5.410% due 08/01/2026	2,495	2,884

Monterey Park, California Revenue Notes, Series 2021
1.630% due 06/01/2028	250	247
1.893% due 06/01/2030	300	292

Regents of the University of California Medical Center Pooled Revenue Notes, (BABs), Series 2010
5.035% due 05/15/2021	700	704

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	500	771

San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	6,400	7,131

University of California Revenue Notes, Series 2017
2.719% due 05/15/2024	500	532
3.063% due 07/01/2025	5,200	5,658

University of California Revenue Notes, Series 2020
1.316% due 05/15/2027	1,200	1,190

		50,850

FLORIDA 0.1%

Miami-Dade County, Florida Aviation Revenue Notes, Series 2018
3.405% due 10/01/2024	300	325

Miami-Dade County, Florida Revenue Notes, Series 2021
1.936% due 10/01/2028	1,000	976

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2016
2.638% due 07/01/2021	1,050	1,056

		2,357

GEORGIA 0.0%

Cobb-Marietta Coliseum & Exhibit Hall Authority, Georgia Revenue Notes, Series 2015
2.800% due 07/01/2022	1,080	1,112

HAWAII 0.3%

Hawaii State General Obligation Notes, Series 2020
0.802% due 10/01/2024	10,670	10,776
0.852% due 10/01/2025	3,850	3,852

		14,628

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IDAHO 0.1%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	$2,100	$2,195
2.447% due 09/01/2024	4,400	4,664

		6,859

KANSAS 0.1%

Wyandotte County-Kansas City Unified Government Utility System Revenue Notes, Series 2020
1.861% due 09/01/2028	2,000	1,981
1.961% due 09/01/2029	600	589

		2,570

MICHIGAN 0.1%

Michigan Finance Authority Revenue Notes, Series 2019
2.466% due 12/01/2025	1,100	1,157
2.596% due 12/01/2026	1,400	1,472

		2,629

NEW YORK 1.2%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
5.355% due 11/15/2023	600	673
6.814% due 11/15/2040	500	691

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
4.525% due 11/01/2022	9,000	9,599

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.008% due 08/01/2027	900	1,073

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2018
3.250% due 08/01/2023	1,600	1,708

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2019
2.010% due 05/01/2025	3,000	3,129
2.980% due 11/01/2027	7,000	7,575

New York State Dormitory Authority Revenue Notes, Series 2019
2.839% due 07/01/2022	1,000	1,032

New York State Dormitory Authority Revenue Notes, Series 2020
2.727% due 02/15/2029	2,150	2,252

New York State Thruway Authority Revenue Bonds, Series 2019
2.900% due 01/01/2035	2,100	2,178

New York State Urban Development Corp. Revenue Notes, Series 2019
2.150% due 03/15/2025	5,600	5,818

New York State Urban Development Corp. Revenue Notes, Series 2020
1.496% due 03/15/2027	9,400	9,285
1.777% due 03/15/2028	4,000	3,963

Port Authority of New York & New Jersey Revenue Bonds, Series 2009
5.859% due 12/01/2024	2,500	2,970

		51,946

PENNSYLVANIA 0.0%

Pennsylvania Turnpike Commission Revenue Notes, Series 2014
2.609% due 12/01/2021	1,000	1,016

SOUTH DAKOTA 0.1%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	2,380	2,416

120	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.2%

North Texas Tollway Authority Revenue Notes, Series 2020
1.464% due 01/01/2027	$2,750	$2,690

Texas Transportation Commission State Highway Fund Revenue Bonds, (BABs), Series 2010
5.028% due 04/01/2026	2,205	2,489

Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2020
4.000% due 10/01/2033	2,500	2,984

		8,163

UTAH 0.1%

Utah Municipal Power Agency Revenue Bonds, Series 2016
3.237% due 07/01/2028	2,000	2,103

Utah State General Obligation Bonds, (BABs), Series 2009
4.554% due 07/01/2024	565	605

Utah State General Obligation Bonds, (BABs), Series 2010
3.539% due 07/01/2025	500	538

		3,246

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
1.820% due 06/01/2026	3,300	3,323
2.020% due 06/01/2027	4,400	4,409
2.351% due 06/01/2028	3,000	3,035

		10,767

WISCONSIN 0.1%

Wisconsin State Revenue Notes, Series 2016
1.899% due 05/01/2022	400	407

Wisconsin State Revenue Notes, Series 2020
2.196% due 05/01/2027	3,300	3,442
2.299% due 05/01/2028	2,100	2,181

		6,030

Total Municipal Bonds & Notes (Cost $162,906)		166,327

U.S. GOVERNMENT AGENCIES 31.7%

Fannie Mae
0.349% due 06/25/2037 •	249	250
0.359% due 11/25/2045 •	643	646
0.409% due 12/25/2045 •	401	405
0.459% due 03/25/2035 - 03/25/2046 •	748	752
0.518% due 03/25/2036 •	569	569
0.523% due 11/25/2046 •	722	722
0.543% due 11/25/2046 - 12/25/2056 •	5,911	5,913
0.563% due 12/25/2046 •	4,394	4,398
0.573% due 07/25/2046 - 10/25/2046 •	5,978	5,984
0.623% due 01/25/2047 •	4,319	4,324
0.750% due 11/25/2050	19,252	19,025
0.839% due 06/25/2040 •	259	265
1.828% due 07/01/2034 •	239	250
2.532% due 10/01/2037 •	298	318
2.654% due 05/25/2027	2,227	2,318
3.980% due 07/01/2021	2,500	2,511

Federal Home Loan Bank
1.500% due 08/15/2024	13,700	14,192

Freddie Mac
0.406% due 09/15/2035 •	14	14
0.473% due 10/15/2037 - 10/15/2040 •	9,929	9,950
0.506% due 02/15/2041 •	292	296
0.556% due 04/15/2041 •	87	87
0.563% due 07/15/2040 •	3,769	3,814

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.576% due 11/15/2036 •	$80	$81
0.623% due 07/15/2041 - 03/15/2042 •	9,585	9,719
0.656% due 04/15/2041 •	725	737
0.800% due 10/28/2026	17,900	17,563
1.000% due 12/15/2040 - 05/25/2047	34,279	34,743
2.156% due 07/15/2035 •	4,200	4,260
2.491% due 12/25/2028	5,529	5,815
2.500% due 09/25/2048	13,741	14,202
2.864% due 10/25/2026	2,972	3,164
3.000% due 10/01/2046 - 05/01/2048	27,474	28,716
3.026% due 04/25/2027	1,771	1,900
3.065% due 08/25/2022	2,699	2,764
3.500% due 06/01/2044 - 10/01/2048	2,078	2,227
4.000% due 09/01/2048 - 05/01/2049	23,528	25,234
4.500% due 10/01/2048 - 02/01/2049	10,056	10,949

Ginnie Mae
0.510% due 10/20/2066 •	4	4
0.570% due 08/20/2066 •	6	6
0.614% due 09/20/2065 •	5,259	5,284
0.660% due 07/20/2063 •	2,470	2,482
0.690% due 06/20/2065 •	10,518	10,609
0.720% due 03/20/2065 •	4,428	4,476
0.770% due 12/20/2064 - 06/20/2066 •	15,090	15,206
0.800% due 08/20/2061 •	2	2
0.850% due 09/20/2063 •	304	306
0.870% due 10/20/2063 - 09/20/2065 •	567	575
0.890% due 02/20/2066 •	177	178
0.920% due 05/20/2066 •	4,679	4,760
1.000% due 04/20/2066 •	8,137	8,287
1.020% due 04/20/2066 •	8,210	8,382
1.040% due 07/20/2065 •	338	344
1.070% due 12/20/2066 •	6,505	6,640
1.120% due 01/20/2067 •	6,594	6,759
1.270% due 03/20/2066 •	3,197	3,289
3.500% due 09/20/2045	3,028	3,245

Ginnie Mae, TBA
2.500% due 04/01/2051 - 06/01/2051	120,300	123,766
3.000% due 05/01/2051 - 06/01/2051	38,700	40,307

Tennessee Valley Authority STRIPS
7.125% due 05/01/2030	10,000	14,548

Uniform Mortgage-Backed Security
3.000% due 01/01/2035 - 03/01/2050	35,030	36,811
3.500% due 03/01/2024 - 07/01/2048	41,834	44,535
4.000% due 05/01/2047 - 12/01/2048	23,940	25,707
4.500% due 08/01/2048	11,794	12,827
5.000% due 04/01/2023 - 11/01/2044	3,285	3,723
5.500% due 04/01/2023 - 02/01/2042	1,424	1,654

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2036 - 06/01/2051	176,600	176,682
2.500% due 04/01/2051 - 06/01/2051	539,200	551,970
4.500% due 04/01/2051	16,000	17,420

Total U.S. Government Agencies (Cost $1,359,829)		1,369,861

U.S. TREASURY OBLIGATIONS 26.6%

U.S. Treasury Notes
0.125% due 01/15/2024	98,200	97,717
0.250% due 08/31/2025	34,500	33,703
0.250% due 10/31/2025	103,400	100,700
0.375% due 12/31/2025	36,800	35,945
0.375% due 01/31/2026	53,850	52,521

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.500% due 02/28/2026	$75,400	$73,933
0.625% due 11/30/2027	12,400	11,826
0.750% due 03/31/2026	196,000	194,308
0.750% due 01/31/2028	267,500	256,507
1.125% due 02/29/2028	42,800	42,058
1.250% due 03/31/2028	61,600	60,921
1.375% due 01/31/2022	17,000	17,185
1.375% due 01/31/2025	7,100	7,307
1.500% due 01/15/2023	12,000	12,291
1.500% due 10/31/2024	1,500	1,552
1.500% due 11/30/2024	11,500	11,893
1.750% due 12/31/2024	47,000	49,041
1.750% due 12/31/2026	37,300	38,611
2.000% due 04/30/2024 (g)	9,690	10,172
2.125% due 03/31/2024 (g)	5,600	5,896
2.250% due 12/31/2023	2,840	2,992
2.250% due 04/30/2024 (g)	1,600	1,692
2.250% due 03/31/2026	18,400	19,593
2.500% due 02/28/2026	11,100	11,954

Total U.S. Treasury Obligations (Cost $1,160,297)		1,150,318

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.6%

225 Liberty Street Trust
3.597% due 02/10/2036	1,200	1,304

AREIT Trust
1.126% due 09/14/2036 •	2,500	2,510

Banc of America Commercial Mortgage Trust
3.019% due 07/15/2049	8,200	8,676
3.441% due 09/15/2048	5,882	6,306

Bancorp Commercial Mortgage Trust
1.106% due 03/15/2036 •	1,415	1,416

BANK
1.805% due 11/15/2053	6,000	5,970
2.808% due 10/17/2052	1,600	1,710
2.897% due 11/15/2062	3,728	4,003
2.933% due 09/15/2062	10,300	11,075
3.279% due 11/15/2054	5,300	5,640
3.432% due 05/15/2062	2,000	2,203
3.623% due 04/15/2052	2,500	2,776

Benchmark Mortgage Trust
2.888% due 08/15/2057	4,319	4,635
2.957% due 12/15/2062	6,100	6,518
3.780% due 02/15/2051 ~	1,100	1,209
4.232% due 01/15/2052	5,700	6,494

BXMT Ltd.
1.508% due 03/15/2037 •	8,000	8,034

Cantor Commercial Real Estate Lending
2.817% due 11/15/2052	8,300	8,875

CD Mortgage Trust
3.317% due 05/10/2050	3,000	3,240

Citigroup Commercial Mortgage Trust
3.024% due 09/10/2045	3,684	3,751
3.268% due 09/15/2050	3,600	3,880
3.962% due 03/10/2051	4,800	5,350

Commercial Mortgage Trust
2.873% due 08/15/2057	1,700	1,815
3.091% due 10/10/2049	3,700	3,968
3.317% due 09/10/2050	3,100	3,353
3.432% due 08/10/2048	1,423	1,541
3.497% due 05/10/2048	1,500	1,631
3.510% due 09/10/2050	4,200	4,596
3.694% due 08/10/2047	2,200	2,377
3.796% due 08/10/2047	3,250	3,536
3.902% due 07/10/2050	2,200	2,422
4.228% due 05/10/2051	3,800	4,302

Credit Suisse Mortgage Capital Trust
1.456% due 10/15/2037 •	5,300	5,339

CSAIL Commercial Mortgage Trust
2.957% due 09/15/2052	9,031	9,716
3.808% due 11/15/2048	5,600	6,152

DBUBS Mortgage Trust
3.452% due 10/10/2034	6,100	6,510

Exantas Capital Corp. Ltd.
1.108% due 04/15/2036 •	3,351	3,355

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	121

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp. Trust
3.419% due 10/10/2032	$5,000	$5,115

GS Mortgage Securities Trust
2.909% due 09/01/2052	7,600	8,164
3.396% due 02/10/2048	2,600	2,805
3.801% due 01/10/2047	3,447	3,629
3.871% due 07/10/2046 ~	7,000	7,365

HPLY Trust
1.106% due 11/15/2036 •	4,474	4,477

Independence Plaza Trust
3.763% due 07/10/2035	3,300	3,501

JP Morgan Chase Commercial Mortgage Securities Trust
0.956% due 10/15/2032 •	2,797	2,771
0.956% due 12/15/2036 •	6,000	6,011

JPMBB Commercial Mortgage Securities Trust
3.144% due 06/15/2049	2,900	3,098
3.562% due 12/15/2048	1,385	1,473
3.611% due 05/15/2048	2,000	2,178
3.639% due 11/15/2047	3,000	3,242
3.670% due 09/15/2047	2,463	2,625
3.801% due 08/15/2048	1,500	1,641

JPMDB Commercial Mortgage Securities Trust
2.982% due 11/13/2052	3,200	3,450
2.994% due 12/15/2049	300	317
3.242% due 10/15/2050	3,900	4,210

MF1 Multifamily Housing Mortgage Loan Trust
0.958% due 07/15/2036 •	21,700	21,773

Morgan Stanley Bank of America Merrill Lynch Trust
3.306% due 04/15/2048	2,000	2,146

Morgan Stanley Capital Trust
2.606% due 08/15/2049	1,400	1,464
3.067% due 11/15/2052	6,200	6,717
3.587% due 12/15/2050	700	768
3.809% due 12/15/2048	2,000	2,207

PFP Ltd.
1.076% due 04/14/2036 •	4,329	4,342
1.156% due 04/14/2037 •	2,727	2,737

Ready Capital Mortgage Financing LLC
1.110% due 04/25/2038 •	4,500	4,515

UBS Commercial Mortgage Trust
2.866% due 10/15/2052	7,069	7,507
2.987% due 12/15/2052	930	1,003
3.215% due 08/15/2050	4,550	4,919
3.366% due 10/15/2050	2,700	2,920
3.504% due 12/15/2050	8,400	9,132
3.903% due 02/15/2051	3,500	3,883
4.195% due 08/15/2051	1,200	1,351

VMC Finance LLC
1.028% due 10/15/2035 •	1,084	1,086

Wells Fargo Commercial Mortgage Trust
2.651% due 02/15/2053	1,400	1,475
2.652% due 08/15/2049	1,600	1,683
2.788% due 07/15/2048	250	262
2.991% due 02/15/2048	197	206
3.306% due 05/15/2048	210	221
3.311% due 06/15/2052	4,750	5,100
3.395% due 10/15/2050	3,400	3,690
3.461% due 07/15/2058	807	849
3.540% due 05/15/2048	1,500	1,633
4.147% due 06/15/2051	1,400	1,571

Wells Fargo-RBS Commercial Mortgage Trust
3.631% due 11/15/2047	2,000	2,175

Total Non-Agency Mortgage-Backed Securities (Cost $319,999)		329,595

ASSET-BACKED SECURITIES 6.0%

Anchorage Capital CLO Ltd.
1.601% due 10/20/2031 •	11,000	11,033

Apres Static CLO Ltd.
1.311% due 10/15/2028 •	14,694	14,719

Assurant CLO Ltd.
1.474% due 10/20/2029 •	5,200	5,202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atlas Senior Loan Fund Ltd.
1.654% due 07/20/2032 •	$6,500	$6,510

Avery Point CLO Ltd.
1.318% due 04/25/2026 •	36	36

Benefit Street Partners CLO Ltd.
1.474% due 07/20/2029 •	1,498	1,498

BlueMountain CLO Ltd.
1.153% due 07/18/2027 •	2,688	2,687

Carrington Mortgage Loan Trust
1.344% due 10/20/2029 •	4,200	4,202

CLNC FL1 Ltd.
1.360% due 08/20/2035 •	10,000	9,997

Columbia Cent CLO Ltd.
1.368% due 10/25/2028 •	5,974	5,984

Denali Capital CLO LLC
1.265% due 10/26/2027 •	2,777	2,781

ECMC Group Student Loan Trust
0.859% due 02/27/2068 •	4,617	4,633
0.909% due 09/25/2068 •	6,081	6,079
1.109% due 01/27/2070 •	11,238	11,384
1.159% due 05/25/2067 •	3,496	3,535

FirstKey Homes Trust
1.339% due 09/17/2025	10,500	10,485

Gallatin CLO Ltd.
1.541% (US0003M + 1.050%) due 07/15/2027 ~	3,095	3,095

GoldentTree Loan Management U.S. CLO Ltd.
1.174% due 04/20/2029 •	11,000	11,002

GPMT Ltd.
1.410% due 02/22/2036 •	6,500	6,505

ICG U.S. CLO Ltd.
1.622% due 10/22/2031 •	10,000	10,030

KKR CLO Ltd.
1.496% due 07/18/2030 •	1,900	1,901

MF1 Ltd.
1.806% due 11/15/2035 •	7,800	7,855

MidOcean Credit CLO
1.474% due 01/20/2029 •	9,000	9,010

Mountain Hawk CLO Ltd.
1.423% due 04/18/2025 •	79	79

Mountain View CLO LLC
1.313% due 10/16/2029 •	2,000	1,999

Navient Student Loan Trust
0.489% due 03/25/2067 •	3,811	3,811
0.918% due 07/26/2066 •	3,539	3,578

Nelnet Student Loan Trust
0.709% due 03/25/2030 •	1,919	1,920

OCP CLO Ltd.
1.344% due 07/20/2029 •	4,200	4,206

OZLM Ltd.
1.285% due 07/30/2027 •	2,181	2,181

Palmer Square Loan Funding Ltd.
1.094% due 11/15/2026 •	2,362	2,363
1.194% due 04/20/2027 •	2,930	2,931
1.924% due 07/20/2028 •	9,229	9,251

SBA Tower Trust
3.869% due 10/15/2049 þ	1,700	1,804

Shackleton CLO Ltd.
1.143% due 10/20/2027 •	2,173	2,176
1.354% due 10/20/2028 •	7,388	7,384

SLC Student Loan Trust
0.254% due 05/15/2029 •	2,696	2,678
0.284% due 09/15/2026 •	19	19
0.294% due 03/15/2027 •	496	494
1.063% due 11/25/2042 •	880	885

SLM Student Loan Trust
0.338% due 01/25/2027 •	835	834
0.358% due 10/25/2028 •	4,541	4,519
0.654% due 12/15/2027 •	1,560	1,561
0.768% due 01/25/2028 •	1,276	1,276
0.818% due 10/25/2029 •	3,200	3,207

Sound Point CLO Ltd.
1.368% due 01/23/2029 •	1,900	1,902

Sudbury Mill CLO Ltd.
1.373% due 01/17/2026 •	276	276

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TCW CLO Ltd.
1.274% due 10/20/2031 •	$4,455	$4,458

Telos CLO Ltd.
1.493% due 01/17/2027 •	586	586

TICP CLO Ltd.
1.064% due 04/20/2028 •	2,867	2,865

TPG Real Estate Finance Ltd.
1.258% due 10/15/2034 •	10,700	10,699

Tralee CLO Ltd.
1.334% due 10/20/2028 •	3,385	3,386

Venture CLO Ltd.
1.121% due 07/15/2027 •	2,442	2,446
1.231% due 07/20/2030 •	4,100	4,095
1.244% due 04/20/2029 •	5,000	5,002
1.872% due 10/22/2031 •	1,850	1,851

Voya CLO Ltd.
0.938% due 07/25/2026 •	530	530

Wellfleet CLO Ltd.
1.074% due 04/20/2029 •	8,800	8,799

Zais CLO Ltd.
1.391% due 04/15/2028 •	3,324	3,328

Total Asset-Backed Securities (Cost $258,813)		259,542

SOVEREIGN ISSUES 1.0%

Export-Import Bank of Korea
1.875% due 02/12/2025	6,400	6,593

Korea Expressway Corp.
3.625% due 10/22/2021	4,000	4,069

Province of Ontario
2.500% due 04/27/2026	5,000	5,338
3.050% due 01/29/2024	4,000	4,290
3.200% due 05/16/2024	3,000	3,250

Province of Quebec
2.375% due 01/31/2022	4,700	4,784
2.625% due 02/13/2023	10,500	10,961

Qatar Government International Bond
3.375% due 03/14/2024	1,600	1,719
3.875% due 04/23/2023	2,500	2,668

Saudi Government International Bond
2.375% due 10/26/2021	500	506

Total Sovereign Issues (Cost $42,299)		44,178

SHORT-TERM INSTRUMENTS 19.7%

REPURCHASE AGREEMENTS (e) 0.2%
		7,158

U.S. TREASURY BILLS 9.9%
0.057% due 04/15/2021 - 09/23/2021 (b)(c)(g)	425,858	425,827

U.S. TREASURY CASH MANAGEMENT BILLS 9.6%
0.053% due 07/06/2021 - 07/20/2021 (b)(c)	415,600	415,585

Total Short-Term Instruments (Cost $848,463)		848,570

Total Investments in Securities (Cost $5,439,410)		5,481,597

Total Investments 126.8% (Cost $5,439,410)		$5,481,597

Financial Derivative Instruments (f) 0.0% (Cost or Premiums, net $1,147)		305

Other Assets and Liabilities, net (26.8)%		(1,160,299)

Net Assets 100.0%		$4,321,603

122	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.572%	06/03/2031	05/26/2020	$6,600	$6,600	0.15%
Oracle Corp.	1.650	03/25/2026	03/22/2021	200	202	0.00

				$6,800	$6,802	0.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$7,158	U.S. Treasury Notes 0.125% due 03/31/2023	$(7,301)	$7,158	$7,158

Total Repurchase Agreements						$(7,301)	$7,158	$7,158

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$7,158	$0	$0	$7,158	$(7,301)	$(143)

Total Borrowings and Other Financing Transactions	$7,158	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	254	$(36,497)	$1,276	$88	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	129	(23,377)	130	149	0

Total Futures Contracts				$1,406	$237	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	123

Schedule of Investments	PIMCO Moderate Duration Portfolio	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2025	0.536%	$3,900	$(147)	$223	$76	$2	$0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.628	900	12	4	16	1	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.702	3,800	57	2	59	1	0
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.775	900	8	3	11	1	0

						$(70)	$232	$162	$5	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	30,300	$724	$9	$733	$35	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		22,400	493	37	530	28	0

						$1,217	$46	$1,263	$63	$0

Total Swap Agreements						$1,147	$278	$1,425	$68	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$237	$68	$305	$0	$0	$0	$0

(g)

Securities with an aggregate market value of $10,419 and cash of $2,446 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$237	$237
Swap Agreements	0	68	0	0	0	68

	$0	$68	$0	$0	$237	$305

124	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,771)	$(1,771)
Swap Agreements	0	262	0	0	(4)	258

	$0	$262	$0	$0	$(1,775)	$(1,513)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,406	$1,406
Swap Agreements	0	430	0	0	0	430

	$0	$430	$0	$0	$1,406	$1,836

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$12,486	$926,536	$0	$939,022
Industrials	0	269,701	0	269,701
Utilities	0	104,483	0	104,483
Municipal Bonds & Notes
Alabama	0	1,738	0	1,738
California	0	50,850	0	50,850
Florida	0	2,357	0	2,357
Georgia	0	1,112	0	1,112
Hawaii	0	14,628	0	14,628
Idaho	0	6,859	0	6,859
Kansas	0	2,570	0	2,570
Michigan	0	2,629	0	2,629
New York	0	51,946	0	51,946
Pennsylvania	0	1,016	0	1,016
South Dakota	0	2,416	0	2,416
Texas	0	8,163	0	8,163
Utah	0	3,246	0	3,246
West Virginia	0	10,767	0	10,767
Wisconsin	0	6,030	0	6,030

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
U.S. Government Agencies	$0	$1,369,861	$0	$1,369,861
U.S. Treasury Obligations	0	1,150,318	0	1,150,318
Non-Agency Mortgage-Backed Securities	0	329,595	0	329,595
Asset-Backed Securities	0	259,542	0	259,542
Sovereign Issues	0	44,178	0	44,178
Short-Term Instruments
Repurchase Agreements	0	7,158	0	7,158
U.S. Treasury Bills	0	425,827	0	425,827
U.S. Treasury Cash Management Bills	0	415,585	0	415,585

Total Investments	$12,486	$5,469,111	$0	$5,481,597

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$237	$68	$0	$305

Total Financial Derivative Instruments	$237	$68	$0	$305

Totals	$12,723	$5,469,179	$0	$5,481,902

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	125

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 255.9%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Ambac Assurance Corp.
5.100% due 12/31/2099 (f)	$38	$52

Ambac LSNI LLC
6.000% due 02/12/2023 •	138	138

		190

INDUSTRIALS 0.1%

CVS Pass-Through Trust
6.036% due 12/10/2028	1,006	1,175

Total Corporate Bonds & Notes (Cost $1,194)		1,365

MUNICIPAL BONDS & NOTES 0.3%

TEXAS 0.3%

Ennis Economic Development Corp., Texas Revenue Bonds, (NPFGC Insured), Series 1999
0.000% due 08/01/2034 (e)	7,990	4,047

Total Municipal Bonds & Notes (Cost $5,053)		4,047

U.S. GOVERNMENT AGENCIES 221.6%

Fannie Mae
0.178% due 12/25/2036 - 07/25/2037 •	1,679	1,662
0.200% due 02/25/2043 •(a)	3,084	30
0.329% due 07/25/2032 •	118	115
0.358% due 09/26/2033 •	17	17
0.378% due 06/25/2032 •	1	1
0.409% due 12/25/2028 •	1	1
0.478% due 02/25/2033 •	11	10
0.508% due 04/18/2028 - 12/18/2032 •	19	19
0.509% due 06/25/2029 - 04/25/2032 •	54	53
0.558% due 10/18/2030 •	13	13
0.559% due 06/25/2046 •	1,410	1,422
0.608% due 09/18/2027 •	14	14
0.609% due 06/25/2030 - 11/25/2059 •	19,917	20,160
0.729% due 03/01/2035 •	49	49
0.759% due 09/25/2023 •	3	3
0.809% due 10/25/2037 •	2,686	2,754
1.009% due 04/25/2032 •	21	21
1.209% due 05/25/2023 •	2	2
1.409% due 11/25/2021 •	1	1
1.550% due 11/01/2035 •	269	270
1.579% due 08/01/2042 - 10/01/2044 •	1,088	1,119
1.653% due 03/01/2035 •	22	23
1.710% due 10/01/2031 •	17	17
1.716% due 10/01/2023 •	4	4
1.725% due 06/01/2023 •	5	5
1.740% due 10/25/2046 ~(a)	440	23
1.754% due 02/01/2032 •	43	44
1.772% due 11/01/2035 •	4	4
1.779% due 10/01/2030 - 09/01/2040 •	182	184
1.785% due 09/01/2035 •	131	137
1.850% due 07/25/2052 ~(a)	852	39
1.861% due 04/25/2046 ~(a)	884	57
1.866% due 07/25/2044 ~(a)	1,229	67
1.884% due 01/01/2035 •	38	38
1.944% due 03/01/2035 •	11	11
1.957% due 03/25/2045 ~(a)	1,862	97
1.993% due 12/01/2035 •	24	24
2.010% due 02/01/2034 •	48	50
2.017% due 01/25/2045 ~(a)	858	47
2.046% due 07/25/2044 ~(a)	929	48
2.050% due 02/01/2035 •	20	20
2.077% due 04/25/2055 ~(a)	1,423	79

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.112% due 12/01/2035 •	$11	$11
2.119% due 03/01/2025 •	1	1
2.146% due 08/25/2054 ~(a)	1,592	113
2.180% due 07/01/2035 •	7	7
2.193% due 08/25/2055 ~(a)	844	44
2.197% due 11/01/2035 •	99	101
2.200% due 11/01/2026 •	41	41
2.205% due 11/01/2031 •	10	10
2.217% due 09/01/2035 •	6	6
2.218% due 09/01/2035 •	82	83
2.251% due 01/25/2031 ~(a)	6,800	992
2.252% due 11/01/2025 •	3	3
2.257% due 07/25/2045 ~(a)	3,717	252
2.280% due 11/01/2035 •	5	5
2.284% due 08/25/2044 ~(a)	731	47
2.287% due 02/01/2036 •	22	22
2.293% due 07/01/2027 •	2	2
2.310% due 09/01/2034 •	68	72
2.314% due 05/25/2035 ~	84	86
2.349% due 02/01/2027 •	13	13
2.350% due 07/01/2024 - 05/01/2026 •	1	1
2.375% due 05/01/2027 •	11	11
2.380% due 08/01/2035 •	33	34
2.385% due 07/01/2035 •	79	80
2.419% due 01/25/2022 ~(a)	2,932	26
2.440% due 09/01/2031 •	8	8
2.475% due 01/01/2030 •	44	44
2.476% due 08/01/2029 •	18	18
2.497% due 12/01/2031 •	3	3
2.500% due 06/01/2026 •	4	4
2.520% due 11/01/2025 •	18	18
2.527% due 09/01/2030 - 07/01/2032 •	20	20
2.543% due 06/01/2032 •	19	19
2.564% due 07/01/2034 •	113	114
2.595% due 02/01/2024 •	31	31
2.610% due 12/01/2029 •	2	2
2.625% due 12/01/2023 •	3	3
2.632% due 12/01/2027 •	9	9
2.640% due 05/01/2029 •	8	8
2.680% due 04/01/2022 •	5	5
2.695% due 05/01/2035 •	36	37
2.727% due 05/01/2036 •	40	43
2.783% due 01/01/2026 •	42	42
2.792% due 06/01/2035 •	248	257
2.972% due 05/01/2036 •	3	3
3.000% due 11/01/2042 - 05/01/2058	19,064	20,305
3.000% due 11/25/2043 - 12/25/2048 (a)	17,043	2,057
3.020% due 09/01/2030 •	5	5
3.054% due 05/01/2030 •	15	15
3.107% due 05/01/2035 •	31	31
3.125% due 04/01/2033 •	72	72
3.274% due 05/01/2036 •	149	155
3.360% due 01/01/2049 •	6,997	7,326
3.383% due 06/01/2035 •	26	26
3.398% due 06/01/2030 •	38	38
3.437% due 08/01/2029 •	2	2
3.462% due 02/01/2026 •	8	8
3.500% due 07/01/2026 - 08/01/2026 •	3	3
3.500% due 04/25/2046 (a)	1,167	55
3.500% due 06/01/2056 - 01/01/2057	23,454	25,744
3.500% due 01/01/2059 (g)	18,669	20,483
3.532% due 11/01/2048 •	2,964	3,112
3.575% due 02/01/2026	9,000	9,429
3.576% due 10/25/2042 •	1,125	1,107
3.621% due 03/01/2024 - 12/01/2048 •	6,832	7,133
3.635% due 04/01/2030 •	2	2
3.645% due 06/01/2029 •	12	12
3.696% due 11/01/2028 •	34	34
3.705% due 05/01/2036 •	3	3
3.770% due 04/01/2032 •	3	3
3.780% due 02/01/2031 •	14	14
3.790% due 01/01/2029	2,500	2,864
3.934% due 11/01/2028 •	27	27
3.945% due 02/01/2025 •	13	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.960% due 08/01/2029	$4,119	$4,709
4.000% due 09/01/2043 - 10/01/2043	485	533
4.000% due 06/25/2044 (a)	201	19
4.022% due 05/01/2036 •	4	4
4.109% due 08/01/2028 •	22	22
4.349% due 06/01/2029 •	1	1
4.485% due 01/01/2028 •	1	1
4.500% due 02/01/2038 - 05/01/2041	82	89
4.500% due 04/01/2059 (g)	18,269	21,016
4.516% due 02/01/2028 •	16	17
4.803% due 02/01/2030 •	59	59
4.930% due 09/01/2034 •	4	4
5.000% due 04/25/2023 - 11/01/2039	258	277
5.052% due 02/01/2031 •	34	35
5.094% due 01/01/2029 •	5	5
5.500% due 12/01/2035 - 11/01/2039	1,826	2,005
5.540% due 02/01/2031 •	22	24
5.704% due 12/01/2030 •	44	45
5.891% due 11/25/2049 • (a)	3,521	699
6.000% due 04/25/2031 - 07/01/2037	437	494
6.041% due 07/25/2042 - 08/25/2042 • (a)	13,309	2,044
6.089% due 10/25/2031 þ	1	1
6.300% due 06/25/2031 ~	147	148
6.300% due 10/17/2038	9	9
6.500% due 05/25/2021 - 10/25/2031	770	874
6.500% due 04/25/2038 (a)	185	43
6.850% due 12/18/2027	129	147
7.000% due 06/25/2022 - 09/01/2032	143	156
7.500% due 03/25/2023 - 07/25/2041	344	391
7.800% due 10/25/2022	3	3
7.800% due 06/25/2026 ~	2	2
8.010% due 06/25/2032 ~	1	1
9.065% due 10/25/2045 •	1,397	1,418
14.655% due 06/25/2042 •	379	569

Fannie Mae, TBA
3.000% due 06/01/2051	114,000	118,703

Farmer Mac
8.119% due 04/25/2030 «~	74	73

Freddie Mac
0.000% due 08/15/2056 - 10/15/2058 (b)(e)	57,033	48,986
0.306% due 03/15/2031 •	31	31
0.349% due 07/25/2031 •	40	40
0.356% due 07/15/2034 •	5	5
0.359% due 05/25/2031 •	105	104
0.389% due 09/25/2031 •	76	76
0.406% due 06/15/2048 - 12/15/2048 •	5,802	5,828
0.456% due 12/15/2029 •	42	42
0.473% due 10/15/2037 - 10/15/2040 •	12,624	12,671
0.556% due 03/15/2024 - 12/15/2031 •	88	88
0.606% due 02/15/2028 - 03/15/2032 •	10	10
0.623% due 12/15/2046 •	920	929
0.656% due 03/15/2032 - 03/15/2044 •	2,031	2,040
0.659% due 01/25/2050 •	3,329	3,365
0.706% due 08/15/2035 •	428	425
0.953% due 11/25/2022 ~ (a)	28,080	328
1.056% due 04/15/2031 •	440	449
1.106% due 06/15/2031 •	30	31
1.306% due 07/15/2027 •	166	170
1.462% due 04/25/2021 ~ (a)	4,517	0
1.643% due 10/15/2037 ~ (a)	321	14
1.707% due 10/15/2037 ~ (a)	105	5
1.733% due 07/01/2030 •	72	71
1.839% due 05/15/2037 ~ (a)	207	10
2.085% due 04/01/2025 •	2	2
2.110% due 03/15/2037 ~ (a)	298	18

126	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 03/01/2033 •	$26	$26
2.166% due 12/01/2035 •	281	295
2.189% due 08/15/2041 ~ (a)	265	13
2.199% due 10/01/2035 •	66	70
2.206% due 11/15/2038 ~ (a)	835	43
2.215% due 10/15/2041 ~ (a)	512	25
2.248% due 10/01/2027 •	4	4
2.249% due 10/01/2023 •	35	36
2.250% due 10/01/2024 •	30	30
2.262% due 01/01/2028 •	13	13
2.325% due 09/01/2026 •	1	1
2.345% due 06/15/2038 ~ (a)	603	40
2.348% due 12/01/2032 •	9	9
2.348% due 11/15/2036 ~ (a)	765	48
2.356% due 03/01/2033 •	57	60
2.365% due 10/01/2023 •	8	8
2.369% due 09/01/2028 •	5	5
2.375% due 08/01/2029 •	4	4
2.384% due 11/01/2031 •	1	1
2.402% due 02/15/2038 ~ (a)	595	29
2.413% due 07/01/2024 •	6	6
2.460% due 12/01/2026 •	4	4
2.497% due 08/15/2036 ~ (a)	473	24
2.500% due 12/15/2027 (a)	2,966	165
2.515% due 05/01/2032 •	6	6
2.518% due 02/01/2027 •	51	52
2.554% due 09/01/2024 •	3	3
2.555% due 06/01/2024 - 08/01/2035 •	26	26
2.572% due 11/01/2034 •	61	64
2.584% due 04/01/2029 •	3	3
2.585% due 05/01/2032 •	71	71
2.650% due 03/01/2027 •	1	1
2.659% due 07/01/2035 •	153	161
2.707% due 02/01/2029 •	16	16
2.771% due 07/01/2027 •	5	5
2.776% due 10/01/2036 •	52	56
2.784% due 07/01/2028 •	79	79
2.797% due 10/01/2024 •	7	7
2.801% due 11/01/2029 •	209	215
2.836% due 06/01/2028 •	10	10
2.849% due 10/01/2027 •	6	6
2.850% due 05/01/2032 •	1	1
2.865% due 02/01/2027 •	12	12
2.866% due 05/01/2032 •	109	109
2.960% due 04/01/2031 •	1	1
3.000% due 08/15/2032 - 08/01/2046	8,764	9,255
3.000% due 02/15/2033 - 09/15/2048 (a)	5,942	440
3.026% due 11/01/2027 •	43	43
3.154% due 12/01/2029 •	19	19
3.208% due 08/01/2030 •	1	1
3.210% due 07/01/2030 •	3	3
3.254% due 04/25/2023 ~	5,154	5,262
3.355% due 08/01/2027 •	3	3
3.500% due 12/15/2022 - 09/01/2032	2,414	2,607
3.500% due 08/15/2026 - 08/15/2045 (a)	20,968	2,872
3.700% due 09/01/2027 •	12	12
3.749% due 03/01/2032 •	4	4
3.750% due 11/01/2027 •	2	2
3.754% due 03/01/2029 •	10	10
3.777% due 02/01/2031 •	1	1
3.865% due 08/15/2032 ~	17	17
4.000% due 06/01/2029 - 12/01/2048	17,391	19,103
4.000% due 01/15/2046 (a)	7,322	975
4.500% due 03/01/2029 - 06/01/2048	10,233	11,425
5.000% due 05/01/2023 - 07/01/2041	10,438	11,944
5.500% due 12/01/2022 - 06/01/2041	22,369	26,086
6.000% due 10/01/2021 - 05/01/2040	3,992	4,709
6.250% due 12/15/2028	107	120
6.500% due 09/15/2022 - 10/25/2043	1,527	1,770

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 04/15/2023 - 12/01/2032	$60	$65
7.000% due 10/25/2023 (a)	5	0
7.500% due 03/01/2022 - 01/15/2030	63	75
7.500% due 08/15/2029 (a)	2	0
7.645% due 05/01/2025	329	371
8.000% due 06/01/2030 - 09/01/2030	1	2
8.500% due 08/01/2024 - 08/01/2027	25	29
9.270% due 12/15/2043 •	2,621	3,124
9.588% due 10/15/2040 •	12	13
11.960% due 05/15/2035 •	3,589	4,453
13.232% due 05/15/2041 •	4,005	5,319
15.539% due 01/15/2035 •	4,986	6,557

Ginnie Mae
0.000% due 03/20/2035 (b)(e)	327	315
0.122% due 06/16/2043 ~(a)	7,991	15
0.987% due 03/16/2051 ~(a)	879	5
1.128% due 01/20/2059 •	518	526
1.145% due 10/20/2058 •	335	341
1.161% due 07/20/2070 - 08/20/2070 •	26,174	27,375
1.361% due 10/20/2070 •	14,472	15,271
1.920% due 09/20/2045 ~(a)	1,575	51
1.942% due 08/20/2045 ~(a)	501	18
1.951% due 12/20/2045 ~(a)	900	35
2.001% due 11/20/2045 ~(a)	1,265	62
2.056% due 06/20/2043 ~(a)	1,008	49
2.125% due 12/20/2027 - 12/20/2032 •	737	770
2.250% (H15T1Y + 1.500%) due 08/20/2021 - 09/20/2026 ~	194	197
2.250% due 08/20/2024 - 07/20/2035 •	4,156	4,340
2.402% due 06/20/2042 ~(a)	1,161	63
2.452% due 06/20/2042 ~(a)	1,071	50
2.500% (H15T1Y + 1.500%) due 10/20/2025 ~	4	4
2.500% due 03/20/2027 - 10/15/2046	3,002	3,116
2.500% due 07/20/2030 - 09/20/2030 •	43	44
2.875% (H15T1Y + 1.500%) due 06/20/2021 - 06/20/2026 ~	331	340
2.875% due 04/20/2027 - 04/20/2033 •	2,526	2,639
3.000% (H15T1Y + 1.500%) due 01/20/2022 - 03/20/2026 ~	225	228
3.000% due 01/20/2027 - 02/20/2032 •	373	382
3.000% due 05/20/2039 - 06/20/2046 (a)	1,256	74
3.000% due 12/15/2042 - 11/20/2067	31,377	32,745
3.000% due 08/20/2050 (g)	1,439	1,501
3.500% due 01/20/2034 •	1,673	1,785
3.500% due 11/15/2041 - 02/15/2050	84,921	92,287
3.500% due 08/20/2042 - 09/20/2046 (a)	12,283	1,404
4.000% due 09/15/2040 - 08/15/2048	25,876	29,263
4.000% due 09/15/2041 (g)	245	282
4.500% due 06/15/2035 - 01/20/2049	34,230	37,816
4.500% due 08/20/2048 (g)	15,378	16,830
5.000% due 03/15/2033 - 12/20/2048	19,468	22,251
5.500% due 05/15/2031 - 03/20/2049	8,439	9,818
6.000% due 09/15/2036 - 12/15/2040	1,209	1,401
6.500% due 10/15/2023 - 07/15/2039	1,719	1,974
7.000% due 09/15/2025 - 09/20/2028	12	12
7.500% due 12/15/2022 - 11/15/2031	32	33

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 06/15/2024 - 09/15/2031	$50	$59
8.500% due 06/15/2027 - 01/20/2031	254	270
9.000% due 06/15/2030 - 09/15/2030	23	23
9.065% due 09/20/2045 •	1,736	1,793

Ginnie Mae, TBA
2.000% due 05/01/2051	79,600	80,247
2.500% due 05/01/2051 - 06/01/2051	112,450	115,652
3.000% due 05/01/2051 - 06/01/2051	204,550	213,189
3.500% due 05/01/2051	18,582	19,623
4.000% due 04/01/2051 - 05/01/2051	87,750	93,694
4.500% due 04/01/2051	20,000	21,774

Small Business Administration
5.370% due 04/01/2028	1,282	1,401
5.490% due 05/01/2028	1,352	1,483
5.870% due 05/01/2026 - 07/01/2028	968	1,060
6.220% due 12/01/2028	184	206

Uniform Mortgage-Backed Security
2.000% due 11/01/2026 - 04/01/2036	15,698	16,162
2.500% due 01/01/2032 - 01/01/2051	22,559	23,276
2.500% due 11/01/2050 (g)	17,453	17,982
2.500% due 04/01/2051 (c)	6,802	6,993
3.000% due 05/01/2024 - 03/01/2050	86,914	91,595
3.000% due 02/01/2050 - 06/01/2050 (g)	84,040	88,871
3.500% due 09/01/2025 - 04/01/2049	25,890	27,944
3.500% due 02/01/2026 - 05/01/2050 (g)	178,562	189,161
4.000% due 07/01/2025 - 12/01/2048	110,082	121,134
4.000% due 06/01/2049 (g)	31,609	34,341
4.500% due 06/01/2024 - 05/01/2049	25,011	27,946
5.000% due 10/01/2021 - 03/01/2049	9,606	10,747
5.500% due 05/01/2021 - 02/01/2042	12,022	13,900
6.000% due 05/01/2021 - 05/01/2041	15,048	17,625
6.500% due 10/01/2021 - 05/01/2040	6,783	7,846
8.000% due 07/01/2030 - 05/01/2032	16	18
8.500% due 08/01/2037	6	6
9.000% due 11/01/2025	2	2

Uniform Mortgage-Backed Security, TBA
1.500% due 05/01/2036	23,500	23,571
2.000% due 04/01/2036 - 06/01/2051	414,850	418,307
2.500% due 05/01/2036 - 06/01/2051	411,770	423,140
3.000% due 04/01/2036 - 05/01/2051	241,330	253,625
3.500% due 04/01/2036 - 04/01/2051	104,115	110,797
4.000% due 05/01/2036 - 05/01/2051	39,340	42,185
5.000% due 05/01/2051	25,800	28,602
6.000% due 04/01/2051	1,000	1,125

Vendee Mortgage Trust
6.075% due 01/15/2030 ~	146	170
6.500% due 03/15/2029	279	318

Total U.S. Government Agencies (Cost $3,297,621)		3,334,090

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.3%

Adjustable Rate Mortgage Trust
3.201% due 09/25/2035 ^~	349	334

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	127

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AREIT Trust
1.086% due 11/14/2035 •	$4,624	$4,634
2.726% due 04/15/2037 •	6,600	6,702

Banc of America Funding Trust
0.691% due 05/20/2035 ^•	318	300
5.753% due 10/25/2036 ^þ	718	707
5.837% due 01/25/2037 ^þ	648	642

Banc of America Mortgage Trust
2.687% due 02/25/2036 ^~	177	174
2.885% due 07/25/2034 ~	2	2
2.925% due 06/20/2031 ~	72	74
3.362% due 07/20/2032 ~	1	1

Bear Stearns Adjustable Rate Mortgage Trust
2.375% due 01/25/2034 ~	2	2
2.766% due 08/25/2033 ~	91	94
2.781% due 11/25/2030 ~	2	2
2.826% due 02/25/2033 ~	2	2
2.875% due 08/25/2033 ~	153	156

Bear Stearns ALT-A Trust
2.762% due 05/25/2035 ~	193	197
3.215% due 11/25/2036 ~	444	345
3.256% due 11/25/2036 ^~	554	380
3.393% due 11/25/2036 ^~	208	144

Bear Stearns Mortgage Securities, Inc.
2.820% due 06/25/2030 ~	1	1

Bear Stearns Structured Products, Inc. Trust
2.886% due 12/26/2046 ^~	877	763

BellaVista Mortgage Trust
0.610% due 05/20/2045 •	193	145

BX Commercial Mortgage Trust
0.856% due 11/15/2035 •	15,552	15,571
1.406% due 11/15/2035 •	20,300	20,329

Chase Mortgage Finance Trust
3.372% due 09/25/2036 ^~	28	26
6.000% due 07/25/2037	1,831	1,288

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.289% due 05/25/2036 •	103	98
0.359% due 08/25/2035 •	156	160
0.746% due 01/25/2035 ~	274	275

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •	2	2
3.056% due 08/25/2035 ^~	136	117
3.228% due 09/25/2059 þ	2,037	2,051

Citigroup Mortgage Loan Trust, Inc.
2.220% due 09/25/2035 •	159	167

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	591	592

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	98	63

Countrywide Alternative Loan Trust
0.279% due 01/25/2037 ^•	12	16
0.311% due 07/20/2046 ^•	416	332
0.359% due 10/25/2046 ^•	500	386
0.369% due 07/25/2046 ^•	1,646	1,121
0.391% due 09/20/2046 •	6,008	4,057
0.431% due 12/20/2035 •	635	614
0.449% due 10/25/2046 ^•	1,708	1,346
0.459% due 06/25/2047 ^•	3	0
0.489% due 09/25/2046 ^•	3,360	3,170
0.509% due 05/25/2036 •	40	36
0.529% due 05/25/2035 •	645	627
0.549% due 05/25/2035 •	103	96
0.609% due 05/25/2035 •	174	147
0.609% due 09/25/2046 ^•	3,645	3,043
0.669% due 12/25/2035 •	205	204
6.250% due 11/25/2036 ^	831	733

Countrywide Home Loan Mortgage Pass-Through Trust
0.569% due 05/25/2035 •	623	558
0.649% due 02/25/2035 •	96	94
0.689% due 04/25/2035 •	384	360
0.749% due 03/25/2035 •	46	41
0.769% due 02/25/2035 •	392	394
0.789% due 02/25/2035 •	9	8
0.789% due 03/25/2036 •	151	89
0.809% due 02/25/2036 ^•	104	51
2.013% due 06/19/2031 ~	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 07/19/2031 ~	$5	$5
2.135% due 09/25/2034 ^~	160	152
2.907% due 02/20/2036 ^~	144	118
3.023% due 09/25/2047 ^~	397	383
3.081% due 11/25/2037 ~	472	470
3.115% due 08/25/2034 ^~	108	107

Credit Suisse First Boston Mortgage Securities Corp.
3.214% due 06/25/2033 ~	8	8
4.946% due 06/25/2032 ~	3	3

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	2,034	856

Credit Suisse Mortgage Capital Trust
2.691% due 03/25/2060 ~	6,009	6,087
3.322% due 10/25/2058 ~	1,873	1,889
4.787% due 05/27/2053 ~	4,956	5,439

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.209% due 10/25/2036 ^•	10	8

DLJ Mortgage Acceptance Corp.
4.800% due 11/25/2023 ~	3	3

First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031	5	6

GreenPoint Mortgage Funding Trust
0.309% due 12/25/2046 ^•	1,873	1,791
0.649% due 04/25/2036 ^•	133	237

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.684% due 10/25/2033 ~	15	15

GSR Mortgage Loan Trust
0.629% due 08/25/2046 •	2,527	1,524
2.707% due 04/25/2036 ~	161	134
3.040% due 06/25/2034 ~	13	14

HarborView Mortgage Loan Trust
0.240% due 03/19/2037 •	301	278
0.301% due 07/21/2036 •	58	69
0.550% due 05/19/2046 ^•	601	193
2.335% due 11/19/2034 ~	47	49
2.726% due 07/19/2035 ^~	3	3
3.088% due 08/19/2036 ^~	127	131
3.273% due 08/19/2034 ~	883	887

HomeBanc Mortgage Trust
0.469% due 12/25/2036 •	81	81
0.969% due 08/25/2029 •	189	186

Impac Secured Assets Trust
0.259% due 11/25/2036 •	475	450

IndyMac Adjustable Rate Mortgage Trust
1.762% due 01/25/2032 ~	2	2

IndyMac Mortgage Loan Trust
0.409% due 06/25/2037 ^•	360	198
0.529% due 05/25/2046 •	775	755
0.589% due 04/25/2035 •	61	55
0.589% due 07/25/2035 •	570	556
0.709% due 11/25/2035 ^•	111	79
0.749% due 02/25/2035 •	133	129
2.580% due 01/25/2036 ^~	351	347
2.910% due 12/25/2034 ~	4	4
2.994% due 08/25/2035 ^~	612	557
3.043% due 01/25/2036 ^~	1	1
3.258% due 08/25/2036 ~	11,043	10,911

JP Morgan Mortgage Trust
1.009% due 12/25/2049 •	10,304	10,370
1.059% due 08/25/2049 •	5,306	5,320
3.371% due 10/25/2035 ~	673	646

Lehman XS Trust
0.429% due 11/25/2046 ^•	1,568	1,352

Luminent Mortgage Trust
0.469% due 12/25/2036 ^•	656	633

MASTR Adjustable Rate Mortgages Trust
0.589% due 05/25/2037 •	434	256
0.709% due 05/25/2047 ^•	1,786	3,127
0.789% due 05/25/2047 ^•	2,051	2,404

MASTR Reperforming Loan Trust
7.000% due 08/25/2034	87	74

MASTR Seasoned Securitization Trust
2.562% due 10/25/2032 ~	164	169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.806% due 11/15/2031 •	$183	$186
0.986% due 11/15/2031 •	22	22

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.546% due 12/15/2030 •	246	242
0.586% due 06/15/2030 •	181	182

Merrill Lynch Alternative Note Asset Trust
0.409% due 03/25/2037 •	1,021	406

Merrill Lynch Mortgage Investors Trust
0.885% due 10/25/2028 •	16	16
1.784% due 01/25/2029 ~	1,396	1,363
2.055% due 04/25/2035 ~	6	6

Morgan Stanley Mortgage Loan Trust
0.619% due 02/25/2047 •	962	472
2.681% due 07/25/2035 ^~	541	508

Mortgage Equity Conversion Asset Trust
0.550% due 02/25/2042 •	2,858	2,841
0.570% due 01/25/2042 •	19,717	19,584
0.580% due 05/25/2042 •	8,471	8,061

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	11,439	11,941

Nomura Asset Acceptance Corp. Alternative Loan Trust
7.000% due 02/19/2030 ~	161	165

Prime Mortgage Trust
0.509% due 02/25/2034 •	17	16

Residential Accredit Loans, Inc. Trust
0.649% due 05/25/2046 ^•	497	438
3.187% due 08/25/2035 ^~	509	279

Residential Funding Mortgage Securities, Inc. Trust
3.216% due 09/25/2035 ^~	796	612

Sequoia Mortgage Trust
0.750% due 04/19/2027 •	19	19
0.810% due 10/19/2026 •	12	12
0.871% due 10/20/2027 •	150	147
2.206% due 01/20/2047 ^~	435	335

Structured Adjustable Rate Mortgage Loan Trust
0.844% due 06/25/2034 •	340	328
1.701% due 10/25/2037 ^•	1,073	1,050
2.680% due 07/25/2034 ~	21	22
2.906% due 11/25/2035 ^~	403	381
2.968% due 01/25/2035 ~	268	272
2.972% due 08/25/2035 ~	9	9
3.214% due 07/25/2035 ^~	28	26

Structured Asset Mortgage Investments Trust
0.369% due 03/25/2037 •	82	35
0.409% due 08/25/2036 ^•	3,110	2,813
0.489% due 06/25/2036 •	129	130
0.529% due 05/25/2036 •	699	609
0.569% due 05/25/2045 •	818	819
0.610% due 07/19/2035 •	1,093	1,083
0.770% due 09/19/2032 •	546	544
0.770% due 10/19/2034 •	83	82
0.810% due 03/19/2034 •	329	333

Structured Asset Mortgage Investments, Inc.
6.750% due 05/02/2030 ~	51	3

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.353% due 06/25/2033 ~	4	4

TBW Mortgage-Backed Trust
6.015% due 07/25/2037 þ	1,844	1,063
6.130% due 01/25/2037 ^þ	1,088	544
6.470% due 09/25/2036 ^þ	9,085	436

Thornburg Mortgage Securities Trust
2.514% due 06/25/2043 ~	304	305

WaMu Mortgage Pass-Through Certificates Trust
0.629% due 11/25/2045 •	619	610
0.689% due 10/25/2045 •	56	56
0.749% due 01/25/2045 •	148	147
0.749% due 07/25/2045 •	25	25
0.769% due 01/25/2045 •	631	629
1.099% due 11/25/2046 •	199	187
1.109% due 07/25/2044 •	83	84

128	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.159% due 12/25/2045 •	$789	$628
1.259% due 02/25/2046 •	725	730
1.459% due 11/25/2042 •	28	28
1.659% due 06/25/2042 •	150	148
1.659% due 08/25/2042 •	286	282
1.707% due 01/25/2047 •	828	823
2.408% due 03/25/2034 ~	4	4
2.736% due 12/25/2036 ^~	662	654
2.767% due 09/25/2033 ~	83	84
2.896% due 12/25/2035 ~	155	156
2.951% due 08/25/2033 ~	186	192
3.129% due 04/25/2037 ^~	690	648

Washington Mutual Mortgage Pass-Through Certificates Trust
0.609% due 07/25/2046 ^•	7	19
3.161% due 11/25/2030 ~	107	109
6.268% due 07/25/2036 þ	2,466	908

Wells Fargo Commercial Mortgage Trust
1.737% due 10/15/2045 ~(a)	32,882	640

Wells Fargo Mortgage-Backed Securities Trust
3.034% due 07/25/2034 ~	11	11

Total Non-Agency Mortgage-Backed Securities (Cost $194,948)		200,134

ASSET-BACKED SECURITIES 18.8%

ABFS Mortgage Loan Trust
3.792% due 07/15/2033 þ	741	595

ACE Securities Corp. Home Equity Loan Trust
0.229% due 10/25/2036 •	160	88
0.769% due 11/25/2035 •	822	827
0.809% due 08/25/2030 •	3	3
0.809% due 07/25/2034 •	358	358

AFC Home Equity Loan Trust
0.928% due 06/25/2029 •	162	132

Amortizing Residential Collateral Trust
0.809% due 10/25/2031 •	121	119

AMRESCO Residential Securities Corp. Mortgage Loan Trust
0.739% due 09/25/2028 •	52	52
1.049% due 06/25/2029 •	181	177

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.844% due 10/25/2035 •	7,250	7,248

Asset-Backed Funding Certificates Trust
0.809% due 06/25/2034 •	148	146
1.129% due 03/25/2032 •	260	260

Asset-Backed Securities Corp. Home Equity Loan Trust
0.189% due 05/25/2037 •	1	1
0.626% due 06/15/2031 •	183	177
1.054% due 09/25/2034 •	2,043	2,045

Atrium Corp.
1.052% due 04/22/2027 •	2,374	2,374

Bayview Financial Acquisition Trust
0.465% due 05/28/2037 •	1,109	997

Bear Stearns Asset-Backed Securities Trust
0.509% due 09/25/2046 •	765	752
1.084% due 02/25/2034 •	362	359
1.309% due 10/25/2032 •	71	71
1.609% due 11/25/2042 •	232	229
3.186% due 06/25/2043 ~	13	14

Brookside Mill CLO Ltd.
1.043% due 01/17/2028 •	2,166	2,165

Cathedral Lake CLO Ltd.
1.049% due 07/15/2029 «•(c)	8,400	8,399

CDC Mortgage Capital Trust
1.159% due 01/25/2033 •	209	212

Centex Home Equity Loan Trust
0.409% due 01/25/2032 •	82	80
0.959% due 01/25/2032 •	234	240

Chase Funding Trust
0.709% due 07/25/2033 •	21	20
0.749% due 08/25/2032 •	382	368
0.769% due 11/25/2032 •	186	185

CIFC Funding Ltd.
1.078% due 10/25/2027 •	4,002	3,995

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Group Home Equity Loan Trust
0.649% due 06/25/2033 •	$68	$68
1.084% due 12/25/2031 •	224	223

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •	2,998	3,016

Citigroup Global Markets Mortgage Securities, Inc.
1.459% due 01/25/2032 •	326	331
6.930% due 08/25/2028	20	20

Citigroup Mortgage Loan Trust
0.169% due 07/25/2045 •	183	157

Citigroup Mortgage Loan Trust, Inc.
0.514% due 08/25/2036 •	2,199	2,187

Columbia Cent CLO Ltd.
1.368% due 10/25/2028 •	12,247	12,266

Conseco Finance Home Equity Loan Trust
1.606% due 05/15/2032 •	40	40

Countrywide Asset-Backed Certificates
0.249% due 07/25/2037 •	1,247	1,180
0.309% due 09/25/2037 •	663	585
1.109% due 09/25/2032 •	1,307	1,279

Countrywide Asset-Backed Certificates Trust
1.009% due 10/25/2047 •	1,172	1,166

Credit Suisse First Boston Mortgage Securities Corp.
0.849% due 08/25/2032 •	122	119
0.969% due 05/25/2044 •	73	73

Credit-Based Asset Servicing & Securitization LLC
1.209% due 04/25/2032 •	16	16

Credit-Based Asset Servicing & Securitization Trust
0.179% due 01/25/2037 ^•	291	122

Delta Funding Home Equity Loan Trust
0.926% due 09/15/2029 •	11	11

Ellington Loan Acquisition Trust
1.159% due 05/25/2037 •	1,388	1,395
1.209% due 05/25/2037 •	604	605

EMC Mortgage Loan Trust
0.858% due 05/25/2040 •	175	173

Encore Credit Receivables Trust
0.799% due 07/25/2035 •	2,947	2,900

EquiFirst Mortgage Loan Trust
0.589% due 01/25/2034 •	97	94

FIRSTPLUS Home Loan Owner Trust
7.670% due 05/10/2024 þ	397	59

Fremont Home Loan Trust
0.349% due 08/25/2036 •	6,899	3,019

Gallatin CLO Ltd.
1.274% due 01/21/2028 •	7,759	7,767
1.541% (US0003M + 1.050%) due 07/15/2027 ~	5,505	5,505

GE-WMC Mortgage Securities Trust
0.189% due 08/25/2036 •	41	25

GMAC Mortgage Corp. Home Equity Loan Trust
0.589% due 01/25/2029 •	21	20

GSAMP Trust
0.249% due 12/25/2036 •	1,089	707
0.409% due 10/25/2036 ^•	7,659	267
0.909% due 02/25/2033 •	129	123

Home Equity Mortgage Loan Asset-Backed Trust
0.329% due 04/25/2037 •	829	717

IMC Home Equity Loan Trust
7.520% due 08/20/2028	10	11

JMP Credit Advisors CLO Ltd.
1.073% due 01/17/2028 •	5,507	5,513

JP Morgan Mortgage Acquisition Trust
0.189% due 08/25/2036 •	41	23
0.369% due 03/25/2037 •	260	258

LCM LP
1.264% due 10/20/2027 •	1,287	1,287

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ	4,481	4,525

Long Beach Mortgage Loan Trust
0.669% due 10/25/2034 •	62	60
1.159% due 10/25/2034 •	427	422
1.534% due 03/25/2032 •	288	285

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marathon CLO Ltd.
1.052% due 11/21/2027 •	$1,282	$1,283

MASTR Asset-Backed Securities Trust
0.859% due 12/25/2034 ^•	600	590

Merrill Lynch Mortgage Investors Trust
0.229% due 10/25/2037 ^•	1,445	631
0.269% due 09/25/2037 •	222	130
0.829% due 06/25/2035 •	239	236

MESA Trust
0.909% due 12/25/2031 •	181	180

Mid-State Trust
6.340% due 12/15/2036	309	327
7.791% due 03/15/2038	547	598

MidOcean Credit CLO
1.243% due 02/20/2031 •(c)	5,800	5,800

Morgan Stanley Mortgage Loan Trust
0.469% due 04/25/2037 •	250	109
5.750% due 04/25/2037 ^~	595	383
6.000% due 02/25/2037 ^~	1,057	819

Mountain View CLO LLC
1.313% due 10/16/2029 •	6,200	6,198

Mountain View CLO Ltd.
1.045% due 10/13/2027 •	3,413	3,413

Nassau Ltd.
1.391% due 10/15/2029 •	8,000	8,003

NovaStar Mortgage Funding Trust
0.239% due 03/25/2037 •	1,981	1,517

OCP CLO Ltd.
1.035% due 10/26/2027 •	2,905	2,908

Option One Mortgage Loan Trust
0.249% due 01/25/2037 •	627	443
0.889% due 02/25/2035 •	3,018	3,008

Option One Mortgage Loan Trust Asset-Backed Certificates
0.799% due 11/25/2035 •	400	397

OZLM Ltd.
1.255% due 04/30/2027 •	1,767	1,768
1.285% due 07/30/2027 •	5,452	5,452

Palmer Square Loan Funding Ltd.
1.094% due 11/15/2026 •	1,440	1,440
1.194% due 04/20/2027 •	3,281	3,282

Renaissance Home Equity Loan Trust
0.829% due 11/25/2034 •	164	156
0.869% due 12/25/2032 •	21	20
0.989% due 08/25/2033 •	213	209
1.309% due 08/25/2032 •	369	370

Residential Asset Mortgage Products Trust
0.709% due 03/25/2036 •	124	122
1.054% due 09/25/2035 •	1,829	1,814

Residential Asset Securities Corp. Trust
0.689% due 06/25/2033 •	60	56

Residential Mortgage Loan Trust
1.609% due 09/25/2029 •	34	34

SACO Trust
0.629% due 06/25/2036 ^•	56	54

Saxon Asset Securities Trust
0.789% due 12/26/2034 •	89	89

Securitized Asset-Backed Receivables LLC Trust
0.169% due 12/25/2036 ^•	2,271	770

SLM Student Loan Trust
1.384% due 12/15/2033 •	2,298	2,304
1.718% due 04/25/2023 •	10,457	10,549

SMB Private Education Loan Trust
0.936% due 09/15/2037 •	10,000	10,070

Sound Point CLO Ltd.
1.101% due 01/23/2029 •(c)	6,000	6,000
1.114% due 01/20/2028 •	917	918

Soundview Home Loan Trust
0.169% due 11/25/2036 •	68	28

Specialty Underwriting & Residential Finance Trust
1.309% due 10/25/2035 •	214	211

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	744	748

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	129

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Investment Loan Trust
0.769% due 04/25/2035 •	$111	$111
1.039% due 06/25/2035 •	11,234	11,052
1.084% due 09/25/2034 •	456	454
1.384% due 12/25/2034 •	976	986
1.534% due 04/25/2034 •	40	40

Structured Asset Securities Corp. Trust
0.799% due 09/25/2035 •	805	791

Symphony CLO Ltd.
1.121% due 04/15/2028 •	1,855	1,858

TICP CLO Ltd.
1.064% due 04/20/2028 •	7,879	7,885

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	13,344	13,960

Tralee CLO Ltd.
1.334% due 10/20/2028 •	7,766	7,768
1.544% due 07/20/2029 •	12,206	12,213

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	432	406

UPS Capital Business Credit
2.345% due 04/15/2026 •	75	2

Utah State Board of Regents
0.868% due 01/25/2057 •	9,520	9,549

Venture CLO Ltd.
1.061% due 04/15/2027 •	3,629	3,629
1.121% due 04/15/2027 •	8,726	8,737
1.121% due 07/15/2027 •	3,278	3,282
1.221% due 08/28/2029 •	9,000	9,021
1.872% due 10/22/2031 •	7,000	7,005

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Voya CLO Ltd.
0.938% due 07/25/2026 •	$883	$883

Wellfleet CLO Ltd.
1.074% due 04/20/2029 •	2,900	2,900

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.054% due 04/25/2034 •	410	407

Wind River CLO Ltd.
1.111% due 10/15/2027 •	434	435

Zais CLO Ltd.
1.391% due 04/15/2028 •	5,156	5,162

Total Asset-Backed Securities (Cost $292,016)		283,280

SHORT-TERM INSTRUMENTS 1.8%

U.S. TREASURY BILLS 1.1%
0.025% due 04/29/2021 (d)(e)(j)	15,709	15,709

U.S. TREASURY CASH MANAGEMENT BILLS 0.7%
0.023% due 07/06/2021 (d)(e)(j)	10,209	10,209

Total Short-Term Instruments (Cost $25,917)		25,918

Total Investments in Securities (Cost $3,816,749)		3,848,834

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%

PIMCO Short-Term Floating NAV Portfolio III	3,034,415	$29,919

Total Short-Term Instruments (Cost $29,919)		29,919

Total Investments in Affiliates (Cost $29,919)		29,919

Total Investments 257.9% (Cost $3,846,668)		$3,878,753

Financial Derivative Instruments (h)(i) 0.5% (Cost or Premiums, net $(3,885))		8,192

Other Assets and Liabilities, net (158.4)%		(2,382,682)

Net Assets 100.0%		$1,504,263

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.100%	03/15/2021	04/14/2021	$(30,055)	$(30,057)
IND	0.100	03/11/2021	04/14/2021	(369,246)	(369,267)

Total Reverse Repurchase Agreements					$(399,324)

130	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (6.5)%
Ginnie Mae, TBA	3.000%	04/01/2051	$12,000	$(12,474)	$(12,502)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2051	74,815	(79,321)	(79,061)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2051	3,600	(3,876)	(3,863)
Uniform Mortgage-Backed Security, TBA	5.500	04/01/2051	2,600	(2,900)	(2,905)

Total Short Sales (6.5)%				$(98,571)	$(98,331)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(30,057)	$0	$(30,057)	$30,853	$796
IND	0	(369,267)	0	(369,267)	377,669	8,402

Total Borrowings and Other Financing Transactions	$0	$(399,324)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(399,324)	$0	$0	$(399,324)

Total Borrowings	$0	$(399,324)	$0	$0	$(399,324)

Payable for reverse repurchase agreements					$(399,324)

(g)	Securities with an aggregate market value of $408,522 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(294,544) at a weighted average interest rate of 0.278%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note June Futures	$127.250	05/21/2021	500	$500	$5	$0
Call - CBOT U.S. Treasury 5-Year Note June Futures	127.500	05/21/2021	600	600	5	1
Call - CBOT U.S. Treasury 10-Year Note June Futures	149.500	05/21/2021	500	500	4	0

Total Purchased Options					$14	$1

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	1,749	$(215,824)	$2,635	$287	$0
U.S. Treasury 10-Year Note June Futures	06/2021	141	(18,462)	91	35	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	209	(37,875)	2,233	242	0

Total Futures Contracts				$4,959	$564	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	131

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day USD-Federal Funds Rate Compounded-OIS	0.200%	Annual	04/29/2023	$	50,800	$2	$14	$16	$1	$0
Receive(1)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		80,600	127	2,352	2,479	96	0
Receive(1)	3-Month USD-LIBOR	0.834	Semi-Annual	08/10/2026		13,000	0	235	235	16	0
Pay(1)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		30,840	(1,155)	(975)	(2,130)	0	(41)
Pay(1)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		16,200	(554)	(1,077)	(1,631)	0	(16)
Pay(1)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		68,700	(2,955)	(4,121)	(7,076)	0	(99)
Pay(1)	3-Month USD-LIBOR	1.850	Semi-Annual	09/07/2031		6,000	0	(15)	(15)	0	(6)
Pay(1)	3-Month USD-LIBOR	1.800	Semi-Annual	09/13/2031		6,000	0	(46)	(46)	0	(6)
Pay(1)	3-Month USD-LIBOR	1.850	Semi-Annual	09/22/2031		5,600	0	(19)	(19)	0	(6)
Pay(1)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		4,000	0	14	14	14	0

Total Swap Agreements							$(4,535)	$(3,638)	$(8,173)	$127	$(174)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$564	$127	$692	$0	$0	$(174)	$(174)

Cash of $11,721 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.140%	08/23/2021	11,500	$ 107	$125
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470	11/01/2021	91,600	64	732
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.360	08/02/2021	33,700	205	1,737

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/03/2021	29,000	549	624

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.860	08/19/2021	5,600	117	117

CLY	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/20/2021	6,800	139	155

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470	11/01/2021	91,600	64	732
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.520	11/01/2021	97,000	75	704

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/20/2021	6,800	129	155
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	09/30/2021	19,400	408	396

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/20/2021	13,500	283	308

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.350	03/01/2022	188,700	184	522
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	04/01/2022	188,700	215	600
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	05/02/2022	188,700	223	626
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800	09/09/2021	29,000	551	706

							$ 3,313	$8,239

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$57.500	04/07/2021	50,000	$2	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2051	60.000	04/07/2021	180,000	7	0

132	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	$60.000	05/06/2021	89,000	$3	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2051	66.000	05/06/2021	15,000	1	0

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	72.000	06/07/2021	77,000	3	0
	Put - OTC Ginnie Mae, TBA 2.000% due 04/01/2051	70.000	04/07/2021	90,000	3	0
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	72.000	04/07/2021	115,000	4	0
	Put - OTC Ginnie Mae, TBA 3.000% due 05/01/2051	72.000	05/06/2021	75,000	3	0
	Put - OTC Ginnie Mae, TBA 3.500% due 04/01/2051	73.000	04/07/2021	150,000	6	0
	Put - OTC Ginnie Mae, TBA 4.000% due 05/01/2051	75.000	05/06/2021	50,000	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	71.000	04/07/2021	216,300	8	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	69.000	05/06/2021	20,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	71.000	06/07/2021	40,000	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2051	72.000	04/07/2021	68,000	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2051	75.000	04/07/2021	30,000	1	0

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2051	65.000	04/07/2021	50,000	2	0

					$51	$0

Total Purchased Options					$3,364	$8,239

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.590%	08/23/2021	11,500	$ (40)	$(43)

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/03/2021	37,700	(219)	(269)

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.360	08/19/2021	5,600	(39)	(36)

CLY	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/20/2021	8,800	(61)	(70)

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/20/2021	8,800	(51)	(70)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	09/30/2021	25,300	(182)	(190)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/20/2021	17,600	(129)	(139)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	11/01/2021	192,300	(725)	(957)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/09/2021	37,800	(218)	(312)

							$ (1,664)	$(2,086)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	$103.758	06/07/2021	3,500	$(15)	$(12)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	3,000	(12)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	10,500	(47)	(54)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	29,500	(175)	(172)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	10,500	(58)	(68)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	10,500	(64)	(70)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	3,500	(14)	(12)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	4,000	(15)	(15)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	4,000	(15)	(17)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	13,500	(80)	(83)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	4,000	(25)	(27)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	4,000	(18)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	5,000	(18)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	13,500	(84)	(107)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	13,500	(70)	(58)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	10,500	(45)	(45)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	3,000	(16)	(19)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	3,000	(11)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	4,000	(12)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	3,500	(10)	(12)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	3,000	(12)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	5,500	(19)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	6,500	(50)	(66)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	23,500	(129)	(152)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.375	06/07/2021	6,500	(41)	(32)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.180	05/06/2021	2,000	(6)	(6)

					$(1,061)	$(1,079)

Total Written Options					$(2,725)	$(3,165)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	133

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(2)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BRC	Specialty Underwriting & Residential Finance Trust 4.354% due 02/25/2035	(1.240)%	Monthly	02/25/2035	$8	$0	$0	$0	$0

UAG	Merrill Lynch Mortgage Trust 5.603% due 06/12/2043 «	(1.080)	Monthly	06/12/2043	3,560	0	3,560	3,560	0

						$0	$3,560	$3,560	$0

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(3)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	Structured Asset Investment Loan Trust 4.354% due 11/25/2034	1.950%	Monthly	11/25/2034	$3	$(3)	$3	$0	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.430%	Maturity	04/06/2021	$40,000	$0	$(66)	$0	$(66)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.450	Maturity	04/06/2021	120,000	0	(221)	0	(221)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.413	Maturity	04/08/2021	80,000	0	(120)	0	(120)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.395	Maturity	04/19/2021	30,000	0	(45)	0	(45)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.240	Maturity	05/05/2021	100,000	0	(16)	0	(16)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.240	Maturity	05/10/2021	35,000	0	(8)	0	(8)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.245	Maturity	05/17/2021	70,000	0	(24)	0	(24)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.237	Maturity	05/18/2021	210,000	0	(56)	0	(56)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.245	Maturity	05/19/2021	35,000	0	(13)	0	(13)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.324	Maturity	06/04/2021	40,000	0	(53)	0	(53)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.290	Maturity	06/16/2021	195,000	0	(216)	0	(216)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.290	Maturity	06/18/2021	95,000	0	(107)	0	(107)

							$0	$(945)	$0	$(945)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	472,651	0.106% (1-Month USD-LIBOR)	Monthly	01/12/2038	$	3,072	$0	$(15)	$0	$(15)

Total Swap Agreements									$(3)	$2,603	$3,560	$(960)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$0	$2,594	$0	$2,594	$0	$(43)	$0	$(43)	$2,551	$(2,360)	$191
BPS	0	624	0	624	0	(269)	0	(269)	355	(340)	15
BRC	0	0	0	0	0	0	0	0	0	(50)	(50)
CBK	0	117	0	117	0	(36)	0	(36)	81	0	81
CLY	0	155	0	155	0	(70)	0	(70)	85	0	85
DUB	0	1,436	0	1,436	0	0	(15)	(15)	1,421	(2,080)	(659)
FAR	0	551	0	551	0	(260)	0	(260)	291	0	291
GSC	0	0	0	0	0	(387)	0	(387)	(387)	433	46
JPM	0	308	0	308	0	(559)	0	(559)	(251)	331	80
JPS	0	0	0	0	0	0	(945)	(945)	(945)	140	(805)
MYC	0	2,454	0	2,454	0	(1,269)	0	(1,269)	1,185	(970)	215
SAL	0	0	0	0	0	(272)	0	(272)	(272)	261	(11)
UAG	0	0	3,560	3,560	0	0	0	0	3,560	(3,610)	(50)

Total Over the Counter	$0	$8,239	$3,560	$11,799	$0	$(3,165)	$(960)	$(4,125)

(j)

Securities with an aggregate market value of $1,165 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

134	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	564	564
Swap Agreements	0	0	0	0	127	127

	$0	$0	$0	$0	$692	$692

Over the counter
Purchased Options	$0	$0	$0	$0	$8,239	$8,239
Swap Agreements	0	3,560	0	0	0	3,560

	$0	$3,560	$0	$0	$8,239	$11,799

	$0	$3,560	$0	$0	$8,931	$12,491

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$174	$174

Over the counter
Written Options	$0	$0	$0	$0	$3,165	$3,165
Swap Agreements	0	0	0	0	960	960

	$0	$0	$0	$0	$4,125	$4,125

	$0	$0	$0	$0	$4,299	$4,299

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	14,408	14,408
Swap Agreements	0	0	0	0	(29,914)	(29,914)

	$0	$0	$0	$0	$(15,508)	$(15,508)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	135

Schedule of Investments	PIMCO Mortgage and Short-Term Investments Portfolio	(Cont.)	March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Purchased Options	$0	$0	$0	$0	$(5,181)	$(5,181)
Written Options	0	0	0	0	17,027	17,027
Swap Agreements	0	1,060	0	0	(3,041)	(1,981)

	$0	$1,060	$0	$0	$8,805	$9,865

	$0	$1,060	$0	$0	$(6,703)	$(5,643)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(13)	$(13)
Futures	0	0	0	0	5,482	5,482
Swap Agreements	0	0	0	0	31,244	31,244

	$0	$0	$0	$0	$36,713	$36,713

Over the counter
Purchased Options	$0	$0	$0	$0	$5,177	$5,177
Written Options	0	0	0	0	2,527	2,527
Swap Agreements	0	(534)	0	0	(1,471)	(2,005)

	$0	$(534)	$0	$0	$6,233	$5,699

	$0	$(534)	$0	$0	$42,946	$42,412

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$190	$0	$190
Industrials	0	1,175	0	1,175
Municipal Bonds & Notes
Texas	0	4,047	0	4,047
U.S. Government Agencies	0	3,334,017	73	3,334,090
Non-Agency Mortgage-Backed Securities	0	200,134	0	200,134
Asset-Backed Securities	0	274,881	8,399	283,280
Short-Term Instruments
U.S. Treasury Bills	0	15,709	0	15,709
U.S. Treasury Cash Management Bills	0	10,209	0	10,209

	$0	$3,840,362	$8,472	$3,848,834

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$29,919	$0	$0	$29,919

Total Investments	$29,919	$3,840,362	$8,472	$3,878,753

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(98,331)	$0	$(98,331)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	564	128	0	692
Over the counter	0	8,239	3,560	11,799

	$564	$8,367	$3,560	$12,491

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(174)	0	(174)
Over the counter	0	(4,125)	0	(4,125)

	$0	$(4,299)	$0	$(4,299)

Total Financial Derivative Instruments	$564	$4,068	$3,560	$8,192

Totals	$30,483	$3,746,099	$12,032	$3,788,614

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

136	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Municipal Portfolio	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.5%

CORPORATE BONDS & NOTES 1.6%

INDUSTRIALS 1.6%

Northwell Healthcare, Inc.
4.260% due 11/01/2047	$2,000	$2,257

Total Corporate Bonds & Notes (Cost $2,039)		2,257

MUNICIPAL BONDS & NOTES 92.9%

ARIZONA 1.1%

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
5.000% due 07/01/2044	1,250	1,535

CALIFORNIA 6.2%

California Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	1,500	2,254

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,270	1,558

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,380	1,422

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,273

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	1,900	2,200

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	140	169

		8,876

COLORADO 0.8%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 11/15/2038	1,000	1,173

CONNECTICUT 5.3%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2033	1,000	1,289

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2035	2,500	3,053

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 07/01/2047	3,000	3,311

		7,653

FLORIDA 7.2%

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	1,000	1,235

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,500	1,698

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2048	2,500	2,866

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/15/2049	1,000	1,136

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,000	1,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047	$2,000	$2,222

		10,357

HAWAII 1.2%

Hawaii Airports System State Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,500	1,775

ILLINOIS 11.5%

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	3,000	3,397
5.250% due 01/01/2028	2,000	2,254

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	1,200	1,220

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	900	1,118

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,000	2,314

Railsplitter Tobacco Settlement Authority, Illinois Revenue Bonds, Series 2010
6.000% due 06/01/2028	6,205	6,262

		16,565

LOUISIANA 1.2%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2040	1,500	1,773

MASSACHUSETTS 1.7%

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2045	1,000	1,237

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
5.000% due 09/01/2059	1,000	1,200

		2,437

MICHIGAN 5.0%

Michigan Finance Authority Revenue Bonds, Series 2013
4.000% due 12/01/2038	2,000	2,349

Michigan State University Revenue Bonds, Series 2019
4.000% due 02/15/2039	3,000	3,500

Michigan Trunk Line State Revenue Bonds, Series 2020
5.000% due 11/15/2031	1,000	1,339

		7,188

MINNESOTA 2.1%

St Cloud, Minnesota Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,500	3,026

NEVADA 1.5%

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	2,000	2,210

NEW HAMPSHIRE 1.1%

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2020
5.000% due 08/01/2059	1,000	1,503

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 2.4%

New Jersey Economic Development Authority Revenue Bonds, Series 2017
5.000% due 06/15/2034	$1,000	$1,183

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2038	1,000	1,137
4.000% due 06/15/2050	1,000	1,111

		3,431

NEW YORK 12.0%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2011
5.250% due 05/01/2025	1,000	1,004

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2042	1,130	1,238

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2038	1,000	1,224
5.000% due 08/01/2042	6,100	7,440

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	2,000	2,063

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 10/01/2048	500	760

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	1,000	1,244

New York State Urban Development Corp. Revenue Bonds, Series 2019
4.000% due 03/15/2045	2,000	2,277

		17,250

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	250	348

PENNSYLVANIA 9.7%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2020
3.532% due 06/01/2042	2,000	1,983

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2039	2,500	2,793

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2041	3,000	3,353

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	550	682

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2040	1,000	1,214

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,250	3,966

		13,991

TENNESSEE 3.4%

Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	1,000	1,453

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	3,000	3,455

		4,908

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	137

Schedule of Investments	PIMCO Municipal Portfolio	(Cont.)	March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 15.5%

Houston, Texas Combined Utility System Revenue Bonds, Series 2018
5.000% due 11/15/2043	$3,000	$3,748

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2039	1,500	1,795

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2040	1,550	1,747

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	2,500	3,013

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	2,500

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	1,000	1,151

Texas Water Development Board Revenue Bonds, Series 2019
4.000% due 10/15/2049	3,000	3,517

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Water Development Board Revenue Bonds, Series 2020
4.000% due 04/15/2051	$2,500	$2,953

University of Houston, Texas Revenue Bonds, Series 2017
4.000% due 02/15/2039	1,690	1,878

		22,302

WASHINGTON 2.6%

Washington State General Obligation Bonds, Series 2018
5.000% due 02/01/2042	3,000	3,685

WISCONSIN 1.2%

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	1,500	1,687

Total Municipal Bonds & Notes (Cost $122,895)		133,673

Total Investments in Securities (Cost $124,934)		135,930

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.1%

SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short-Term Floating NAV Portfolio III	592,287	$5,840

Total Short-Term Instruments (Cost $5,833)		5,840

Total Investments in Affiliates (Cost $5,833)		5,840

Total Investments 98.6% (Cost $130,767)		$141,770

Other Assets and Liabilities, net 1.4%		2,049

Net Assets 100.0%		$143,819

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$2,257	$0	$2,257
Municipal Bonds & Notes
Arizona	0	1,535	0	1,535
California	0	8,876	0	8,876
Colorado	0	1,173	0	1,173
Connecticut	0	7,653	0	7,653
Florida	0	10,357	0	10,357
Hawaii	0	1,775	0	1,775
Illinois	0	16,565	0	16,565
Louisiana	0	1,773	0	1,773
Massachusetts	0	2,437	0	2,437
Michigan	0	7,188	0	7,188
Minnesota	0	3,026	0	3,026
Nevada	0	2,210	0	2,210
New Hampshire	0	1,503	0	1,503

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
New Jersey	$0	$3,431	$0	$3,431
New York	0	17,250	0	17,250
Ohio	0	348	0	348
Pennsylvania	0	13,991	0	13,991
Tennessee	0	4,908	0	4,908
Texas	0	22,302	0	22,302
Washington	0	3,685	0	3,685
Wisconsin	0	1,687	0	1,687

	$0	$135,930	$0	$135,930

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,840	$0	$0	$5,840

Total Investments	$5,840	$135,930	$0	$141,770

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

138	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Real Return Portfolio	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 170.1%

U.S. TREASURY OBLIGATIONS 168.8%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2023	$4,464	$4,683
0.125% due 01/15/2030	4,524	4,899
0.125% due 01/15/2031 (b)	623	671
0.250% due 01/15/2025	33	36
0.250% due 02/15/2050	285	298
0.375% due 07/15/2025	655	722
0.375% due 01/15/2027	5,739	6,333
0.500% due 04/15/2024 (b)	10,370	11,244
0.625% due 07/15/2021	1,741	1,769
0.625% due 04/15/2023 (b)	9,266	9,860
0.625% due 01/15/2024	975	1,058
0.625% due 02/15/2043	341	386
0.750% due 07/15/2028	1,771	2,021
0.750% due 02/15/2042	3,009	3,484
0.750% due 02/15/2045	222	258
1.000% due 02/15/2046	298	366
1.000% due 02/15/2048	2,227	2,776

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.375% due 02/15/2044	$449	$587
1.750% due 01/15/2028 (b)	10,636	12,798
2.125% due 02/15/2041	5,972	8,650
3.625% due 04/15/2028 (b)	11,190	15,075
3.875% due 04/15/2029	2,875	4,038

Total U.S. Treasury Obligations (Cost $86,119)		92,012

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.3%

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.882% due 01/25/2035 •	126	129

Merrill Lynch Mortgage Investors Trust
0.529% due 07/25/2030 •	617	606

Total Non-Agency Mortgage-Backed Securities (Cost $708)		735

Total Investments in Securities (Cost $86,827)		92,747

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.9%

SHORT-TERM INSTRUMENTS 2.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.9%

PIMCO Short-Term Floating NAV Portfolio III	157,509	$1,553

Total Short-Term Instruments (Cost $1,552)		1,553

Total Investments in Affiliates (Cost $1,552)		1,553

Total Investments 173.0% (Cost $88,379)		$94,300

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $(223))		4

Other Assets and Liabilities, net (73.0)%		(39,788)

Net Assets 100.0%		$54,516

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BSN	0.090%	03/16/2021	04/16/2021	$(23,886)	$(23,886)
	0.090	03/19/2021	04/16/2021	(12,842)	(12,843)
GRE	0.070	03/23/2021	04/06/2021	(3,364)	(3,364)
JPS	(0.060)	03/23/2021	04/06/2021	(672)	(672)

Total Reverse Repurchase Agreements					$(40,765)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BSN	$0	$(36,729)	$0	$(36,729)	$36,531	$(198)
GRE	0	(3,364)	0	(3,364)	3,362	(2)
JPS	0	(672)	0	(672)	671	(1)

Total Borrowings and Other Financing Transactions	$0	$(40,765)	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	139

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(40,765)	$0	$0	$(40,765)

Total Borrowings	$0	$(40,765)	$0	$0	$(40,765)

Payable for reverse repurchase agreements					$(40,765)

(b)	Securities with an aggregate market value of $40,564 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(61,890) at a weighted average interest rate of 0.427%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MYI	04/2021		$84	JPY	9,196	$0	$0
	05/2021	JPY	9,196		$84	0	0

SOG	04/2021		9,196		87	4	0

Total Forward Foreign Currency Contracts						$4	$0

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	28,300	$(206)	$0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,400	(17)	0

Total Written Options						$(223)	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
SOG	$4	$0	$0	$4	$0	$0	$0	$0	$4	$0	$4

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

140	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15)	$0	$(15)
Written Options	0	0	0	0	896	896

	$0	$0	$0	$(15)	$896	$881

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15	$0	$15
Written Options	0	0	0	0	(837)	(837)

	$0	$0	$0	$15	$(837)	$(822)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$92,012	$0	$92,012
Non-Agency Mortgage-Backed Securities	0	735	0	735

	$0	$92,747	$0	$92,747

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,553	$0	$0	$1,553

Total Investments	$1,553	$92,747	$0	$94,300

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Assets
Over the counter	$0	$4	$0	$4

Total Financial Derivative Instruments	$0	$4	$0	$4

Totals	$1,553	$92,751	$0	$94,304

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	141

Schedule of Investments	PIMCO Short-Term Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.9%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Lehman Brothers Holdings, Inc.
1.000% due 09/27/2027 ^(b)	$2,000	$22

INDUSTRIALS 0.1%

UAL Pass-Through Trust
6.636% due 01/02/2024	483	497

Total Corporate Bonds & Notes (Cost $1,527)		519

U.S. GOVERNMENT AGENCIES 51.9%

Fannie Mae
0.178% due 12/25/2036 •	61	61
0.229% due 03/25/2034 •	30	30
0.309% due 05/25/2035 •	7	7
0.409% due 01/25/2034 •	12	13
0.459% due 05/25/2042 •	15	16
0.468% due 09/25/2042 •	147	148
0.508% due 05/18/2032 •	30	30
0.509% due 06/25/2029 - 12/25/2033 •	33	33
0.549% due 05/25/2036 •	7	7
0.557% due 09/17/2027 •	19	18
0.558% due 10/18/2030 •	25	25
0.559% due 10/25/2030 •	17	17
0.608% due 11/18/2030 •	23	23
0.609% due 08/25/2031 - 01/25/2033 •	39	40
0.659% due 12/25/2030 •	16	17
0.718% due 12/25/2023 •	44	44
0.759% due 10/25/2022 - 11/25/2031 •	30	30
0.777% due 03/25/2027 ~	9	9
0.809% due 04/25/2032 •	24	24
0.818% due 09/25/2022 •	1	1
0.859% due 05/25/2022 •	5	5
1.109% due 12/25/2023 - 04/25/2032 •	65	67
1.249% due 03/25/2027 ~	16	16
1.259% due 04/25/2023 - 10/25/2023 •	16	16
1.309% due 05/25/2022 - 01/25/2024 •	24	24
1.475% due 08/01/2028 •	96	97
1.563% due 07/01/2033 - 05/01/2034 •	192	192
1.579% due 07/01/2042 - 07/01/2044 •	266	274
1.611% due 10/01/2034 •	42	42
1.623% due 06/01/2035 •	38	39
1.625% due 11/01/2036 •	141	142
1.629% due 09/01/2041 •	18	18
1.655% due 07/01/2035 •	136	137
1.657% due 04/25/2023 •	2	2
1.665% due 12/01/2032 •	15	16
1.666% due 05/01/2032 •	21	21
1.685% due 05/01/2035 •	34	34
1.691% due 02/01/2035 •	5	5
1.694% due 01/01/2035 •	2	2
1.700% due 01/01/2033 - 09/01/2033 •	21	22
1.703% due 12/01/2032 •	81	82
1.710% due 07/01/2027 - 11/01/2040 •	19	18
1.713% due 02/01/2037 •	22	23
1.715% due 05/01/2034 •	77	78
1.750% due 10/01/2024 •	1	1
1.753% due 07/01/2022 - 08/01/2032 •	3	3
1.754% due 02/01/2032 •	7	7
1.764% due 01/01/2035 •	34	35
1.768% due 03/01/2034 •	228	229
1.779% due 09/01/2040 •	3	3
1.780% due 01/01/2035 •	12	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.800% due 09/01/2033 •	$26	$27
1.801% due 12/01/2034 •	8	8
1.804% due 02/01/2035 •	22	23
1.810% due 07/01/2034 •	78	81
1.813% due 07/01/2034 •	79	82
1.815% due 07/01/2035 •	18	19
1.870% due 02/01/2035 •	81	81
1.875% due 09/01/2033 •	73	73
1.885% due 09/01/2034 •	24	24
1.895% due 07/01/2033 •	34	34
1.900% due 06/01/2033 •	63	64
1.932% due 01/01/2037 •	2	2
1.953% due 11/01/2033 •	91	91
1.955% due 10/01/2032 •	13	13
1.963% due 12/01/2034 •	32	32
1.965% due 10/01/2032 •	35	35
1.968% due 07/01/2037 •	39	39
1.985% due 07/01/2033 •	34	34
1.994% due 11/01/2032 •	4	4
2.001% due 01/01/2033 - 03/01/2035 •	61	62
2.005% due 02/01/2034 •	23	23
2.020% due 01/01/2035 •	15	16
2.030% due 03/01/2034 •	12	12
2.047% due 05/01/2037 •	182	182
2.049% due 04/01/2028 - 11/01/2034 •	68	68
2.070% due 03/01/2033 •	3	3
2.086% due 12/01/2036 •	57	60
2.094% due 02/01/2034 •	38	39
2.105% due 12/01/2035 •	174	174
2.112% due 12/01/2035 •	11	11
2.118% due 01/01/2036 •	1	1
2.125% due 01/01/2033 - 10/01/2034 •	59	60
2.148% due 11/01/2035 •	19	20
2.150% due 01/01/2034 •	1	2
2.154% due 08/01/2033 •	1	1
2.163% due 04/01/2033 - 11/01/2033 •	76	77
2.172% due 02/01/2034 •	109	110
2.175% due 11/01/2034 - 02/01/2036 •	50	51
2.183% due 03/01/2033 •	69	70
2.195% due 11/01/2033 •	106	106
2.197% due 11/01/2035 •	20	20
2.199% due 11/01/2034 •	8	8
2.200% due 11/01/2047 •	115	115
2.203% due 09/01/2033 •	2	2
2.205% due 01/01/2036 •	3	3
2.213% due 12/01/2036 •	5	5
2.218% due 12/01/2035 •	10	11
2.223% due 11/01/2035 •	8	8
2.254% due 11/01/2033 •	111	117
2.255% due 10/01/2033 •	25	25
2.263% due 08/01/2035 •	62	63
2.285% due 07/01/2034 •	25	25
2.300% due 01/01/2036 •	115	124
2.316% due 01/01/2033 •	3	3
2.322% due 02/01/2035 •	15	16
2.330% due 10/01/2033 •	104	105
2.337% due 11/01/2031 •	17	17
2.352% due 07/01/2033 •	2	2
2.361% due 02/01/2034 •	27	28
2.365% due 12/01/2035 •	194	195
2.393% due 11/01/2033 •	19	19
2.400% due 05/01/2030 - 01/01/2033 •	26	26
2.410% due 04/01/2033 •	8	8
2.419% due 07/01/2035 •	1	1
2.455% due 09/01/2033 •	7	7
2.469% due 09/01/2036 •	1	1
2.470% due 07/01/2035 •	6	6
2.488% due 11/01/2026 •	35	35
2.493% due 09/01/2029 •	37	37
2.500% due 10/01/2035 •	12	12
2.518% due 09/01/2035 •	66	66
2.525% due 11/01/2022 •	1	1
2.550% due 04/01/2040 •	147	154
2.573% due 10/01/2035 •	45	45
2.580% due 08/01/2033 •	9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.598% due 07/01/2035 •	$16	$16
2.605% due 04/01/2033 •	98	97
2.614% due 11/01/2034 •	6	7
2.625% due 06/01/2034 •	4	4
2.631% due 08/01/2035 •	19	20
2.633% due 12/01/2030 - 06/01/2035 •	12	13
2.634% due 07/01/2037 •	45	47
2.635% due 01/01/2033 •	4	4
2.641% due 06/01/2030 - 03/01/2033 •	16	16
2.648% due 09/01/2035 •	32	33
2.690% due 08/01/2037 •	321	322
2.700% due 06/01/2030 •	2	2
2.705% due 05/01/2036 •	13	13
2.720% due 06/01/2034 •	94	94
2.737% due 11/01/2034 •	2	2
2.794% due 07/01/2026 •	83	82
2.830% due 06/01/2036 •	7	7
2.863% due 05/01/2033 •	6	6
2.972% due 05/01/2036 •	33	34
3.021% due 08/01/2033 •	89	89
3.027% due 04/01/2037 •	1	1
3.050% due 09/01/2035 •	60	65
3.063% due 05/01/2033 •	25	25
3.065% due 06/01/2037 •	12	12
3.109% due 04/01/2034 •	16	16
3.116% due 02/01/2035 •	10	10
3.147% due 03/01/2034 •	75	76
3.208% due 05/01/2036 •	39	42
3.259% due 10/01/2033 •	12	12
3.272% due 04/01/2033 •	1	1
3.274% due 05/01/2036 •	57	59
3.306% due 04/01/2035 •	12	12
3.416% due 04/01/2035 •	5	5
3.445% due 04/01/2034 •	20	20
3.499% due 08/25/2042 ~	17	18
3.511% due 07/01/2029 •	8	8
3.545% due 04/01/2035 •	7	7
3.591% due 09/01/2037 •	162	165
3.625% due 05/01/2032 •	44	44
3.675% due 03/01/2035 •	1	1
3.750% due 04/01/2035 •	25	25
3.855% due 12/01/2025	111	124
3.870% due 03/01/2035 •	53	53
3.954% due 03/01/2030 •	91	91
4.022% due 05/01/2036 •	22	24
4.060% due 03/01/2030	437	501
4.766% due 08/01/2026	422	470
5.076% due 12/25/2042 ~	90	98
6.000% due 02/25/2044 - 08/25/2044	28	32
6.144% due 09/01/2024 •	147	148
6.250% due 05/25/2042	19	22
6.500% due 07/25/2021 - 01/25/2044	286	335
7.000% due 02/25/2023 - 02/25/2044	24	25
7.500% due 05/25/2042	20	24
8.000% due 08/25/2022 - 10/01/2026	24	25

Fannie Mae, TBA
3.000% due 06/01/2051	19,600	20,409

Freddie Mac
0.369% due 08/25/2031 •	299	291
0.389% due 09/25/2031 •	172	171
0.406% due 03/15/2036 •	2	2
0.456% due 02/15/2029 - 03/15/2029 •	29	29
0.459% due 06/25/2029 •	58	58
0.506% due 07/15/2026 - 01/15/2033 •	76	75
0.509% due 05/25/2043 •	823	824
0.556% due 03/15/2024 - 08/15/2029 •	54	54
0.606% due 05/15/2023 - 01/15/2032 •	49	49
0.656% due 08/15/2029 - 03/15/2032 •	67	67
0.706% due 08/15/2022 - 12/15/2031 •	55	56

142	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.712% due 03/15/2023 •	$10	$10
1.459% due 10/25/2044 •	377	383
1.579% due 02/25/2045 •	156	157
1.659% due 07/25/2044 •	1,826	1,843
1.753% due 01/01/2030 •	19	19
1.769% due 03/01/2035 •	14	14
1.780% due 09/01/2037 •	223	224
1.990% due 09/01/2036 •	197	196
2.000% due 02/01/2037 •	5	5
2.013% due 12/01/2024 •	27	27
2.080% due 12/01/2036 •	21	21
2.125% due 12/01/2034 •	189	189
2.144% due 11/01/2024 •	10	10
2.151% due 12/01/2035 •	11	11
2.156% due 07/15/2035 •	1,900	1,927
2.230% due 11/01/2036 •	257	257
2.231% due 01/01/2035 •	3	3
2.245% due 02/01/2036 •	8	9
2.248% due 10/01/2027 •	5	5
2.290% due 07/01/2036 •	72	72
2.299% due 01/01/2037 •	4	4
2.311% due 01/01/2036 •	3	4
2.335% due 02/01/2035 •	56	56
2.350% due 08/01/2033 - 11/01/2033 •	28	29
2.360% due 02/01/2036 •	8	8
2.365% due 09/01/2035 •	6	6
2.370% due 01/01/2036 - 02/01/2036 •	17	18
2.375% due 12/01/2032 - 10/01/2034 •	77	78
2.405% due 11/01/2036 •	3	4
2.410% due 02/01/2036 •	1	1
2.415% due 11/01/2034 - 08/01/2035 •	233	233
2.429% due 08/01/2035 •	37	38
2.465% due 09/01/2035 •	2	2
2.490% due 09/01/2034 •	125	126
2.493% due 09/01/2035 - 11/01/2036 •	45	45
2.500% due 11/01/2029 •	16	16
2.548% due 03/01/2036 •	90	96
2.555% due 08/01/2035 •	9	9
2.575% due 07/01/2033 •	6	6
2.625% due 09/01/2035 •	13	14
2.669% due 07/01/2035 •	12	12
2.682% due 07/01/2037 •	79	78
2.695% due 07/01/2033 •	1	1
2.754% due 08/01/2023 •	2	2
2.759% due 01/01/2030 •	71	71
2.801% due 06/01/2035 •	4	4
2.835% due 08/01/2037 •	74	75
2.924% due 12/01/2034 •	2	2
2.960% due 07/01/2035 •	1	1
2.973% due 04/01/2034 •	3	3
2.979% due 09/01/2034 •	8	8
3.000% due 02/01/2048	5,064	5,285
3.219% due 05/01/2035 •	117	118
3.261% due 04/01/2036 •	100	99
3.287% due 03/01/2032 •	33	33
3.310% due 09/01/2030 •	113	114
3.343% due 01/01/2034 •	78	78
3.510% due 04/01/2034 •	46	46
3.539% due 05/01/2033 - 03/01/2036 •	4	5
3.542% due 04/01/2032 •	83	83
3.750% due 04/01/2032 •	8	8
3.780% due 03/01/2036 •	126	126
4.087% due 03/01/2035 •	24	24
4.500% due 04/15/2032	187	209
4.625% due 04/01/2030 •	50	51
5.065% due 01/01/2027 •	14	14
5.500% due 10/15/2032	6	7
6.000% due 01/15/2029 - 05/01/2035	22	25
6.250% due 12/15/2023	1	1
7.000% due 10/15/2022 - 07/15/2027	22	23

Ginnie Mae
1.249% due 09/20/2067 •	9,339	9,513
2.125% due 10/20/2029 - 12/20/2045 •	460	479

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% (H15T1Y + 1.500%) due 07/20/2026 ~	$4	$4
2.250% due 09/20/2029 - 09/20/2045 •	652	678
2.875% due 04/20/2033 •	28	29
3.000% (H15T1Y + 1.500%) due 02/20/2025 ~	3	3
3.000% due 01/20/2027 - 01/20/2030 •	98	102

Uniform Mortgage-Backed Security
3.000% due 08/01/2028 - 04/01/2030	245	259
3.500% due 11/01/2044 - 02/01/2050	5,084	5,434
4.000% due 06/01/2048 - 07/01/2050	7,812	8,381

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2036	3,200	3,280
2.500% due 05/01/2036 - 05/01/2051	37,200	38,144
3.000% due 05/01/2036	8,000	8,450
3.500% due 05/01/2051	41,500	43,855
4.000% due 04/01/2051 - 05/01/2051	32,600	34,980
4.500% due 04/01/2051	17,000	18,509

Total U.S. Government Agencies (Cost $215,722)		215,959

U.S. TREASURY OBLIGATIONS 1.3%

U.S. Treasury Bonds
3.125% due 02/15/2043 (d)	4,730	5,384

U.S. Treasury Notes
1.125% due 02/29/2028	124	122

Total U.S. Treasury Obligations (Cost $5,602)		5,506

NON-AGENCY MORTGAGE-BACKED SECURITIES 33.8%

ACRES Commercial Realty Corp.
2.608% due 04/17/2037 •	837	839

Adjustable Rate Mortgage Trust
0.609% due 10/25/2035 •	1	1
2.548% due 03/25/2035 ~	24	25
3.056% due 11/25/2035 ^~	121	108

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	1,200	1,237

AREIT Trust
2.726% due 04/15/2037 •	2,600	2,640

Ashford Hospitality Trust
1.556% due 06/15/2035 •	400	399
1.956% due 06/15/2035 •	300	298
2.856% due 06/15/2035 •	400	384

BAMLL Commercial Mortgage Securities Trust
1.306% due 03/15/2034 •	100	100
1.706% due 03/15/2034 •	3,170	3,162

Banc of America Commercial Mortgage Trust
3.705% due 09/15/2048	1,300	1,425

Banc of America Funding Trust
2.529% due 11/20/2035 ^~	217	213
2.998% due 03/20/2035 ~	1	1
3.128% due 05/25/2035 ~	7,987	8,094
3.168% due 06/25/2034 ~	59	59

Banc of America Mortgage Trust
2.404% due 02/25/2034 ~	226	231
2.495% due 10/25/2035 ^~	42	41
2.618% due 11/25/2033 ~	32	31
2.812% due 01/25/2034 ~	29	29
3.034% due 09/25/2033 ~	61	61
3.162% due 01/25/2035 ~	6	6
3.382% due 06/25/2034 ~	19	19
4.403% due 05/25/2033 ~	74	76

Bancorp Commercial Mortgage Trust
1.306% due 08/15/2032 •	275	276
1.706% due 08/15/2032 •	1,000	1,002

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	800	914

BCAP LLC Trust
6.500% due 02/26/2036 ~	1,074	1,023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BDS Ltd.
1.406% due 09/15/2035 •	$1,500	$1,508

Bear Stearns Adjustable Rate Mortgage Trust
2.323% due 01/25/2034 ~	80	82
2.500% due 04/25/2033 ~	21	22
2.519% due 02/25/2033 ~	3	3
2.601% due 10/25/2033 ~	9	9
2.616% due 02/25/2034 ~	317	316
2.705% due 02/25/2034 ~	46	47
2.772% due 01/25/2034 ~	218	226
2.826% due 02/25/2033 ~	2	2
2.929% due 01/25/2035 ~	29	31
3.330% due 07/25/2034 ~	21	21
4.338% due 01/25/2035 ~	27	28

Bear Stearns ALT-A Trust
0.429% due 02/25/2034 •	273	266
0.449% due 08/25/2036 ^•	6	5
3.256% due 11/25/2036 ^~	310	213

BXMT Ltd.
1.508% due 03/15/2037 •	1,000	1,004

CD Mortgage Trust
3.431% due 08/15/2050	400	436

Chase Mortgage Finance Trust
2.811% due 02/25/2037 ~	335	335
2.970% due 12/25/2035 ^~	40	40
3.046% due 12/25/2035 ^~	31	31

CIM Trust
3.015% due 06/25/2057 ~	875	876

Citigroup Commercial Mortgage Trust
3.778% due 09/10/2058	900	990

Citigroup Mortgage Loan Trust
0.909% due 08/25/2035 ^•	202	189
2.520% due 11/25/2035 •	85	84
2.570% due 05/25/2035 •	27	27
2.573% due 03/25/2034 ~	36	36

Citigroup Mortgage Loan Trust, Inc.
1.326% due 08/25/2034 ~	2	2
2.220% due 09/25/2035 •	68	71

COLT Mortgage Loan Trust
1.255% due 09/25/2065 ~	722	726

Commercial Mortgage Trust
3.590% due 11/10/2047	1,200	1,298
4.228% due 05/10/2051	1,200	1,359

Countrywide Alternative Loan Trust
0.309% due 06/25/2037 •	1,033	979
1.920% due 08/25/2035 ~	1,458	1,433
2.683% due 10/25/2035 ^~	19	17

Countrywide Home Loan Mortgage Pass-Through Trust
0.459% due 08/25/2035 ^•	79	24
2.109% due 02/20/2036 ^•	29	29
2.663% due 08/25/2034 ^~	205	197
2.743% due 12/25/2033 ~	45	46
2.769% due 11/25/2034 ~	1,114	1,128
3.321% due 06/20/2035 ~	71	74
5.500% due 11/25/2035 ^	97	75

Credit Suisse First Boston Mortgage Securities Corp.
2.622% due 11/25/2032 ~	7	7
4.946% due 06/25/2032 ~	3	3

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.008% due 07/25/2033 ~	276	282
2.530% due 10/25/2033 ~	95	99
2.595% due 07/25/2033 ~	79	81
2.912% due 01/25/2034 ~	177	182

Credit Suisse Mortgage Capital Trust
2.691% due 03/25/2060 ~	1,127	1,141
3.023% due 08/25/2060 ~	945	962

CSAIL Commercial Mortgage Trust
3.329% due 06/15/2052	200	214

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~	285	289

Exantas Capital Corp. Ltd.
1.108% due 04/15/2036 •	914	915

First Horizon Alternative Mortgage Securities Trust
2.249% due 07/25/2035 ~	109	88
2.296% due 08/25/2034 ~	130	135

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	143

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Mortgage Pass-Through Trust
0.379% due 02/25/2035 •	$28	$27
0.564% due 02/25/2035 •	249	250

FWD Securitization Trust
2.240% due 01/25/2050 ~	503	513

GMAC Mortgage Corp. Loan Trust
3.042% due 11/19/2035 ~	70	69

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	2,100	2,044
3.924% due 10/10/2032	1,700	1,716

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~	4,800	4,884

GSR Mortgage Loan Trust
0.459% due 01/25/2034 •	80	79
1.840% due 03/25/2033 •	9	9
2.876% due 06/25/2034 ~	27	28
2.929% due 09/25/2035 ~	3,324	3,393
3.040% due 06/25/2034 ~	8	8
3.049% due 05/25/2035 ~	64	63
3.172% due 08/25/2034 ~	61	62
3.403% due 09/25/2034 ~	2,010	2,084
6.000% due 03/25/2032	5	5

HarborView Mortgage Loan Trust
0.490% due 02/19/2046 •	611	619
0.550% due 05/19/2035 •	30	29

Impac CMB Trust
0.749% due 08/25/2035 •	889	909

IndyMac Adjustable Rate Mortgage Trust
1.762% due 01/25/2032 ~	11	11

IndyMac Mortgage Loan Trust
0.299% due 09/25/2046 •	332	311
0.889% due 05/25/2034 •	41	40

InTown Hotel Portfolio Trust
1.056% due 01/15/2033 •	600	601
1.406% due 01/15/2033 •	300	300
1.606% due 01/15/2033 •	400	399
2.406% due 01/15/2033 •	1,000	998

JP Morgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	20	12

JP Morgan Chase Commercial Mortgage Securities Trust
0.956% due 12/15/2036 •	500	501

JP Morgan Mortgage Trust
2.149% due 11/25/2033 ~	7	8
2.509% due 07/25/2035 ~	8	9
2.534% due 11/25/2033 ~	12	12
2.578% due 07/25/2035 ~	186	191
2.924% due 11/25/2035 ^~	112	108
2.941% due 09/25/2034 ~	1	1
3.171% due 07/25/2035 ~	193	196
3.371% due 10/25/2035 ~	168	162

JPMorgan Mortgage Trust
2.943% due 04/25/2035 ~	103	107

Legacy Mortgage Asset Trust
2.734% due 01/25/2060 þ	1,552	1,565

MASTR Adjustable Rate Mortgages Trust
2.056% due 02/25/2034 ~	169	163
2.687% due 08/25/2034 ~	298	300
2.778% due 01/25/2036 ~	49	50
2.875% due 09/25/2033 ~	111	116
2.957% due 12/25/2033 ~	52	52
3.109% due 08/25/2034 ~	285	288
3.143% due 01/25/2034 ~	12	13
3.178% due 11/21/2034 ~	45	47
3.421% due 07/25/2034 ~	781	754

Merrill Lynch Mortgage Investors Trust
0.729% due 08/25/2028 •	38	38
0.769% due 06/25/2028 •	106	107
1.024% due 03/25/2028 •	89	87
2.055% due 04/25/2035 ~	250	250
2.660% due 09/25/2033 ~	5	5
2.787% due 02/25/2035 ~	70	70
3.191% due 02/25/2034 ~	19	18

MFA Trust
1.014% due 01/26/2065 ~	2,352	2,354
1.324% due 01/26/2065 ~	840	841

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.479% due 03/25/2065 ~	$771	$780
1.632% due 01/26/2065 ~	840	841

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~	1,189	1,232

Morgan Stanley Bank of America Merrill Lynch Trust
3.732% due 05/15/2048	700	769

Morgan Stanley Capital Trust
2.041% due 07/15/2053	8,200	7,986
2.428% due 04/05/2042 ~	1,800	1,803
6.015% due 06/11/2042 ~	2,200	2,262

Morgan Stanley Mortgage Loan Trust
0.429% due 01/25/2035 •	917	919

Motel 6 Trust
2.256% due 08/15/2034 •	135	135

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	4,576	4,776
2.750% due 11/25/2059 ~	5,728	5,979
3.500% due 10/25/2059 ~	151	160

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.331% due 10/25/2035 ~	22	23

Pepper Residential Securities Trust
1.008% due 11/18/2060 •	420	420
1.111% due 06/20/2060 •	725	726

PFP Ltd.
1.156% due 04/14/2037 •	336	337

Prime Mortgage Trust
0.509% due 02/25/2034 •	20	19
6.000% due 02/25/2034	8	9

RBSSP Resecuritization Trust
0.770% due 08/26/2045 •	74	73

Ready Capital Mortgage Financing LLC
2.259% due 02/25/2035 •	1,000	1,007

Ready Captial Mortgage Financing LLC
1.109% due 03/25/2034 •	3,832	3,808

Residential Asset Mortgage Products Trust
7.500% due 12/25/2031	126	123

Residential Funding Mortgage Securities, Inc. Trust
4.661% due 02/25/2036 ^~	99	88
6.500% due 03/25/2032	7	8

RESIMAC Bastille Trust
1.033% due 09/05/2057 •	250	251

RESIMAC Premier
1.153% due 02/07/2052 •	891	894

Sequoia Mortgage Trust
0.697% due 03/20/2035 •	150	146
0.758% due 05/20/2034 •	438	438
0.871% due 04/20/2033 •	18	18
0.911% due 10/20/2027 •	66	66
1.737% due 07/20/2034 ~	20	20

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~	912	915
1.439% due 11/25/2055 ~	456	457
1.486% due 04/25/2065 ~	805	815
1.593% due 11/25/2055 ~	456	457

Structured Adjustable Rate Mortgage Loan Trust
0.349% due 03/25/2035 •	92	83
0.409% due 09/25/2034 •	112	107
2.554% due 09/25/2034 ~	67	69

Structured Asset Mortgage Investments Trust
0.790% due 11/19/2033 •	24	24
0.790% due 05/19/2035 •	131	131
0.810% due 02/19/2035 •	2,038	2,011

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.119% due 07/25/2032 ~	1	1
2.244% due 03/25/2033 ~	117	124
2.353% due 06/25/2033 ~	445	437
2.747% due 11/25/2033 ~	23	24
2.890% due 09/25/2033 ~	15	15

UBS Commercial Mortgage Trust
4.241% due 06/15/2051 ~	200	225

WaMu Mortgage Pass-Through Certificates Trust
0.629% due 11/25/2045 •	3,548	3,497
0.649% due 12/25/2045 •	1,863	1,802
0.689% due 07/25/2045 •	4,665	4,596

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.689% due 10/25/2045 •	$1,811	$1,811
0.689% due 12/25/2045 •	1,471	1,459
0.909% due 01/25/2045 •	740	740
1.259% due 08/25/2046 •	40	38
1.459% due 11/25/2042 •	88	86
1.659% due 08/25/2042 •	7	7
1.957% due 08/25/2046 •	1,450	1,421
1.957% due 09/25/2046 •	3,759	3,896
2.565% due 10/25/2033 ~	121	124
2.906% due 10/25/2035 ^~	191	75
2.951% due 08/25/2033 ~	329	323
3.097% due 09/25/2035 ~	231	238

Washington Mutual Mortgage Pass-Through Certificates Trust
2.100% due 02/25/2033 ~	9	9
3.161% due 11/25/2030 ~	98	100
3.197% due 06/25/2033 ~	14	15
7.000% due 03/25/2034	37	40

Wells Fargo Commercial Mortgage Trust
0.956% due 12/13/2031 •	2,815	2,772
1.206% due 12/13/2031 •	2,335	2,260
1.246% due 01/15/2035 •	400	401
1.951% due 12/13/2031 •	160	150
2.725% due 02/15/2053	600	620
3.311% due 06/15/2052	1,000	1,074
3.809% due 12/15/2048	300	332
4.023% due 03/15/2052	300	336

Wells Fargo Mortgage-Backed Securities Trust
3.014% due 08/25/2035 ~	8	8

Worldwide Plaza Trust
3.526% due 11/10/2036	1,000	1,079

Total Non-Agency Mortgage-Backed Securities (Cost $138,148)		140,573

ASSET-BACKED SECURITIES 43.8%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	2,332	2,348

AccessLex Institute
0.488% due 05/25/2036 •	860	850

Accredited Mortgage Loan Trust
0.869% due 01/25/2034 •	67	64
0.979% due 01/25/2035 •	593	579

ACE Securities Corp. Home Equity Loan Trust
2.734% due 06/25/2033 ^•	101	102

Affirm Asset Securitization Trust
0.880% due 08/15/2025	2,900	2,904

American Credit Acceptance Receivables Trust
0.620% due 10/13/2023	2,028	2,030

AMMC CLO Ltd.
1.478% due 07/24/2029 •	989	991

Anchorage Capital CLO Ltd.
1.601% due 10/20/2031 •	2,700	2,708

Apres Static CLO Ltd.
1.311% due 10/15/2028 •	1,723	1,726

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.159% due 12/25/2033 •	2,727	2,706

Arivo Acceptance Auto Loan Receivables Trust
1.190% due 01/15/2027	1,298	1,304

Assurant CLO Ltd.
1.474% due 10/20/2029 •	2,500	2,501

Bain Capital Credit CLO Ltd.
1.468% due 07/25/2030 •	1,000	1,000

Bear Stearns Asset-Backed Securities Trust
1.109% due 11/25/2042 •	146	143
2.731% due 10/25/2036 ~	834	687

Canyon Capital CLO Ltd.
1.491% due 04/15/2029 •	1,000	1,001

Carrington Mortgage Loan Trust
1.243% due 04/17/2031 •	6,200	6,220
1.344% due 10/20/2029 •	1,600	1,601
1.453% due 10/17/2029 •	1,000	1,001
1.463% due 10/17/2029 •	2,050	2,051

144	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chesapeake Funding LLC
2.940% due 04/15/2031	$1,944	$1,969

College Avenue Student Loans LLC
1.221% due 07/25/2051 •	800	804
1.309% due 12/26/2047 •	781	787
1.600% due 07/25/2051	1,400	1,386
3.280% due 12/28/2048	1,935	1,997
4.130% due 12/26/2047	1,073	1,132

Commonbond Student Loan Trust
1.980% due 08/25/2050	1,157	1,174

Countrywide Asset-Backed Certificates Trust, Inc.
0.649% due 12/25/2034 •	1,813	1,770

Credit Suisse First Boston Mortgage Securities Corp.
1.759% due 05/25/2043 •	503	503

Credit-Based Asset Servicing & Securitization LLC
6.780% due 05/25/2035 þ	480	485

Crown City CLO
1.626% due 01/20/2032 •	1,000	1,004

Drive Auto Receivables Trust
0.850% due 07/17/2023	537	538

DT Auto Owner Trust
1.140% due 01/16/2024	206	206

ECMC Group Student Loan Trust
1.109% due 07/25/2069 •	803	815

Enterprise Fleet Financing LLC
3.140% due 02/20/2024	544	546

EquiFirst Mortgage Loan Trust
1.231% due 09/25/2033 •	75	73

Exeter Automobile Receivables Trust
1.130% due 08/15/2023	270	271

Fremont Home Loan Trust
1.129% due 06/25/2035 •	80	80

Galaxy CLO Ltd.
1.441% due 10/15/2030 •	2,000	1,999

GLS Auto Receivables Issuer Trust
0.690% due 10/16/2023	613	614
1.580% due 08/15/2024	584	589
2.170% due 02/15/2024	1,680	1,694
3.370% due 01/17/2023	12	12

GLS Auto Receivables Trust
4.170% due 04/15/2024	2,320	2,391

GSAMP Trust
1.384% due 01/25/2045 •	270	270

Gulf Stream Meridian Ltd.
2.441% due 10/15/2029 •	1,200	1,205

HERA Commercial Mortgage Ltd.
1.170% due 02/18/2038 •	500	500

Home Equity Asset Trust
0.709% due 11/25/2032 •	8	7

Home Equity Mortgage Loan Asset-Backed Trust
0.889% due 10/25/2035 •	1,600	1,554

HSI Asset Securitization Corp. Trust
0.159% due 10/25/2036 •	6	3

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.372% due 05/25/2033 ~	599	612

KKR CLO Ltd.
1.496% due 07/18/2030 •	1,000	1,001

LCM LP
1.264% due 10/20/2027 •	888	888

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ	509	514

Long Beach Mortgage Loan Trust
0.669% due 10/25/2034 •	736	716
0.809% due 03/25/2032 •	16	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.964% due 07/25/2034 •	$240	$237

Merrill Lynch Mortgage Investors Trust
1.129% due 07/25/2035 •	264	263

MidOcean Credit CLO
1.474% due 01/20/2029 •	1,600	1,602

Morgan Stanley ABS Capital, Inc. Trust
0.754% due 09/25/2035 •	4,936	4,933

Morgan Stanley Dean Witter Capital, Inc. Trust
1.459% due 02/25/2033 •	95	96

Mountain View CLO LLC
1.313% due 10/16/2029 •	1,400	1,400

Nassau Ltd.
1.391% due 10/15/2029 •	1,900	1,901

Nationstar NIM Ltd.
8.000% due 06/25/2037	24	0

Navient Private Education Refi Loan Trust
1.006% due 11/15/2068 •	200	200
1.170% due 09/16/2069	1,762	1,769
1.690% due 05/15/2069	4,234	4,278
3.010% due 12/15/2059	1,950	2,041
3.130% due 02/15/2068	869	892
3.190% due 02/18/2042	299	303
3.520% due 06/16/2042	123	126

Navient Student Loan Trust
0.918% due 07/26/2066 •	3,227	3,262
4.000% due 12/15/2059	4,733	4,882

NovaStar Mortgage Funding Trust
0.849% due 02/25/2034 •	2,473	2,438

Option One Mortgage Loan Trust Asset-Backed Certificates
0.749% due 07/25/2033 •	133	128

Oscar U.S. Funding LLC
2.490% due 08/10/2022	129	129

OZLM Ltd.
1.711% due 04/15/2032 •	5,000	5,003

Palmer Square Loan Funding Ltd.
0.982% due 02/20/2028 •	628	628
1.924% due 07/20/2028 •	2,123	2,129

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.144% due 02/25/2035 •	5	5

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 þ	979	983

Renaissance Home Equity Loan Trust
0.809% due 08/25/2032 •	10	9
1.209% due 09/25/2037 •	3,572	1,832

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031	787	473

Residential Asset Securities Corp. Trust
0.369% due 07/25/2036 •	7,509	7,470

Santander Retail Auto Lease Trust
1.690% due 01/20/2023	412	415
1.890% due 09/20/2022	140	141

SLM Private Credit Student Loan Trust
0.454% due 12/15/2039 •	303	297

SMB Private Education Loan Trust
0.409% due 09/15/2054 •	1,106	1,106
0.959% due 09/15/2054 •	3,800	3,857
1.290% due 07/15/2053	2,370	2,378
1.600% due 09/15/2054	1,500	1,511
2.230% due 09/15/2037	600	617
2.490% due 06/15/2027	361	365
2.840% due 06/15/2037	684	713
2.880% due 09/15/2034	231	241

SoFi Professional Loan Program LLC
1.309% due 06/25/2033 •	661	665
2.340% due 04/25/2033	1,352	1,377

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.490% due 01/25/2036	$757	$765
2.510% due 08/25/2033	32	32
2.630% due 07/25/2040	2,351	2,390
2.650% due 09/25/2040	1,805	1,847
2.740% due 05/25/2040	1,743	1,774

Sound Point CLO Ltd.
1.101% due 01/23/2029 •(a)	1,000	1,000
1.368% due 01/23/2029 •	1,000	1,001

Soundview Home Loan Trust
1.409% due 11/25/2033 •	47	47

Springleaf Funding Trust
2.680% due 07/15/2030	2,318	2,325

Starwood Commercial Mortgage Trust
1.186% due 07/15/2038 •	2,800	2,800

Towd Point Mortgage Trust
1.109% due 05/25/2058 •	1,390	1,403
1.109% due 10/25/2059 •	130	132
1.636% due 04/25/2060 ~	7,545	7,609
2.710% due 01/25/2060 ~	7,302	7,543
2.750% due 06/25/2057 ~	907	937
2.900% due 10/25/2059 ~	9,203	9,629
3.000% due 11/25/2059 ~	506	512
3.735% due 03/25/2058 ~	2,203	2,338
4.170% due 11/25/2058 ~	800	810

Tricon American Homes Trust
2.716% due 09/17/2034	1,477	1,488
2.916% due 09/17/2034	1,100	1,109
3.215% due 09/17/2034	100	101

TruPS Financials Note Securitization Ltd.
1.757% due 09/20/2039 •	3,113	3,004

Upstart Securitization Trust
2.322% due 04/22/2030	200	202

Venture CLO Ltd.
1.293% due 07/19/2028 •	347	347

Westlake Automobile Receivables Trust
0.930% due 02/15/2024	2,948	2,956

WhiteHorse Ltd.
1.153% due 04/17/2027 •	85	85

Total Asset-Backed Securities (Cost $182,357)		181,923

Total Investments in Securities (Cost $543,356)		544,480

	SHARES
INVESTMENTS IN AFFILIATES 9.4%

SHORT-TERM INSTRUMENTS 9.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.4%

PIMCO Short-Term Floating NAV Portfolio III	3,961,146	39,057

Total Short-Term Instruments (Cost $39,060)		39,057

Total Investments in Affiliates (Cost $39,060)		39,057

Total Investments 140.3% (Cost $582,416)		$583,537

Financial Derivative Instruments (c)(e) 0.1% (Cost or Premiums, net $1,446)		666

Other Assets and Liabilities, net (40.4)%		(168,222)

Net Assets 100.0%		$415,981

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	145

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2051	$13,100	$(13,158)	$(13,053)
Uniform Mortgage-Backed Security, TBA	2.500	06/01/2051	6,400	(6,559)	(6,540)

Total Short Sales (4.7)%				$(19,717)	$(19,593)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(888) at a weighted average interest rate of 0.175%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	293	$38,365	$(881)	$0	$(73)
U.S. Treasury 30-Year Bond June Futures	06/2021	98	15,150	(611)	0	(43)

Total Futures Contracts				$(1,492)	$0	$(116)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	Semi-Annual	06/21/2021	$10,900	$272	$(335)	$(63)	$0	$0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021	600	2	(10)	(8)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022	4,500	52	(107)	(55)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026	25,300	(899)	(1,783)	(2,682)	30	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	23,400	1,030	(1,858)	(828)	32	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	2,900	201	(249)	(48)	4	0
Receive(1)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	48,200	2,025	1,304	3,329	64	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029	1,900	(3)	(61)	(64)	2	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029	1,400	44	(30)	14	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030	6,300	(75)	17	(58)	8	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030	3,800	(67)	(44)	(111)	5	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030	1,800	(2)	(47)	(49)	2	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	24,580	926	(2)	924	31	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	706	3	45	48	1	0
Pay(1)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	500	(45)	(7)	(52)	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	100	(1)	5	4	0	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	300	(1)	40	39	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	700	(4)	75	71	2	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	300	(1)	40	39	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050	7,500	(32)	390	358	24	0
Pay	3-Month USD-LIBOR	1.524	Semi-Annual	01/19/2051	4,900	(39)	(727)	(766)	0	(17)

Total Swap Agreements						$3,386	$(3,344)	$42	$209	$(18)

146	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$209	$209	$0	$(116)	$(18)	$(134)

(d)

Securities with an aggregate market value of $3,065 and cash of $706 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.575%	04/26/2021	900	$ (2)	$(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.915	04/26/2021	900	(3)	(5)

							$ (5)	$(6)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	$99.547	05/06/2021	500	$(3)	$(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	500	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	500	(2)	(3)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	500	(2)	(2)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	500	(2)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	1,000	(6)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	500	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	500	(3)	(3)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	500	(2)	(2)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	100	0	0
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	500	(2)	(2)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	1,000	(6)	(6)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	4,000	(9)	(30)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	300	(1)	(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	500	(1)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	500	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	500	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	500	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	100	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	500	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	200	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	500	(3)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	100	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	1,000	(7)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	500	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.250	05/06/2021	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	1,000	(6)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	1,000	(5)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	500	(1)	(2)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	400	(1)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	102.016	04/07/2021	200	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	200	(1)	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	147

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$99.828	04/07/2021	200	$(1)	$(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	200	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	200	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	600	(2)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.391	05/06/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	500	(4)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	100	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.375	06/07/2021	500	(3)	(2)

					$(109)	$(142)

Total Written Options					$(114)	$(148)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	10,816	$(201)	$248	$47	$0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		22,832	(657)	831	174	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		200	(1)	2	1	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		3,876	(65)	82	17	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		36,050	(647)	994	347	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		451	2	0	2	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		3,150	(183)	211	28	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		100	(4)	5	1	0

MYC	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1,983	(38)	47	9	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,100	(24)	54	30	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		2,400	11	10	21	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		9,000	(19)	81	62	0

Total Swap Agreements							$(1,826)	$2,565	$739	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$221	$221	$0	$0	$0	$0	$221	$(270)	$(49)
BPS	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
FAR	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
FBF	0	0	18	18	0	0	0	0	18	0	18
GSC	0	0	0	0	0	(19)	0	(19)	(19)	0	(19)
GST	0	0	378	378	0	0	0	0	378	(510)	(132)
JPM	0	0	0	0	0	(94)	0	(94)	(94)	0	(94)
MYC	0	0	9	9	0	0	0	0	9	(59)	(50)
SAL	0	0	113	113	0	(20)	0	(20)	93	0	93

Total Over the Counter	$0	$0	$739	$739	$0	$(148)	$0	$(148)

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

148	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$209	$209

Over the counter
Swap Agreements	$0	$739	$0	$0	$0	$739

	$0	$739	$0	$0	$209	$948

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$116	$116
Swap Agreements	0	0	0	0	18	18

	$0	$0	$0	$0	$134	$134

Over the counter
Written Options	$0	$0	$0	$0	$148	$148

	$0	$0	$0	$0	$282	$282

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$61	$61
Futures	0	0	0	0	130	130
Swap Agreements	0	0	0	0	(1,894)	(1,894)

	$0	$0	$0	$0	$(1,703)	$(1,703)

Over the counter
Written Options	$0	$0	$0	$0	$891	$891
Swap Agreements	0	810	0	0	13	823

	$0	$810	$0	$0	$904	$1,714

	$0	$810	$0	$0	$(799)	$11

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,948)	$(2,948)
Swap Agreements	0	0	0	0	10,389	10,389

	$0	$0	$0	$0	$7,441	$7,441

Over the counter
Written Options	$0	$0	$0	$0	$(33)	$(33)
Swap Agreements	0	1,166	0	0	0	1,166

	$0	$1,166	$0	$0	$(33)	$1,133

	$0	$1,166	$0	$0	$7,408	$8,574

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	149

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)	March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$22	$0	$22
Industrials	0	497	0	497
U.S. Government Agencies	0	215,959	0	215,959
U.S. Treasury Obligations	0	5,506	0	5,506
Non-Agency Mortgage-Backed Securities	0	140,573	0	140,573
Asset-Backed Securities	0	181,923	0	181,923

	$0	$544,480	$0	$544,480

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$39,057	$0	$0	$39,057

Total Investments	$39,057	$544,480	$0	$583,537

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(19,593)	$0	$(19,593)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	209	0	209
Over the counter	0	739	0	739

	$0	$948	$0	$948

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(116)	(18)	0	(134)
Over the counter	0	(148)	0	(148)

	$(116)	$(166)	$0	$(282)

Total Financial Derivative Instruments	$(116)	$782	$0	$666

Totals	$38,941	$525,669	$0	$564,610

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

150	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio II	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.1%

CORPORATE BONDS & NOTES 24.9%

BANKING & FINANCE 19.6%

ABN AMRO Bank NV
0.760% (US0003M + 0.570%) due 08/27/2021 ~	$22,100	$22,152

African Development Bank
0.194% (US0003M + 0.010%) due 12/15/2021 ~	62,500	62,513

AIG Global Funding
0.661% (US0003M + 0.460%) due 06/25/2021 ~	3,700	3,704
3.350% due 06/25/2021	2,000	2,014

Ally Financial, Inc.
4.125% due 02/13/2022	6,700	6,905

American Express Co.
0.795% (US0003M + 0.600%) due 11/05/2021 ~	4,100	4,111
3.700% due 11/05/2021	4,100	4,171

American Honda Finance Corp.
0.527% (US0003M + 0.350%) due 06/11/2021 ~	37,400	37,424
0.545% (US0003M + 0.350%) due 11/05/2021 ~	3,600	3,607
0.733% (US0003M + 0.540%) due 06/27/2022 ~	400	402
0.795% (US0003M + 0.610%) due 09/09/2021 ~	1,600	1,604

American Tower Corp.
2.250% due 01/15/2022	7,500	7,605

Asian Development Bank
0.194% (US0003M + 0.010%) due 12/15/2021 ~	57,780	57,793
0.380% (US0003M + 0.190%) due 06/16/2021 ~	24,481	24,492

Bank of America Corp.
0.851% (US0003M + 0.650%) due 06/25/2022 ~	200	200
1.404% (US0003M + 1.180%) due 10/21/2022 ~	3,000	3,018
3.499% due 05/17/2022 •	2,000	2,007
5.700% due 01/24/2022	1,800	1,879

Bank of Montreal
0.685% (US0003M + 0.460%) due 04/13/2021 ~	500	500

Banque Federative du Credit Mutuel S.A.
2.500% due 04/13/2021	4,000	4,002

Barclays Bank PLC
1.700% due 05/12/2022	300	304

Barclays PLC
3.200% due 08/10/2021	18,770	18,957

BBVA USA
0.907% (US0003M + 0.730%) due 06/11/2021 ~	12,400	12,408

BNZ International Funding Ltd.
1.164% (US0003M + 0.980%) due 09/14/2021 ~	1,300	1,306
2.100% due 09/14/2021	1,300	1,311

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021	10,550	10,622

Caterpillar Financial Services Corp.
0.401% (US0003M + 0.200%) due 11/12/2021 ~	11,900	11,913
0.582% (US0003M + 0.390%) due 05/17/2021 ~	21,800	21,810

Citibank N.A.
0.782% (US0003M + 0.600%) due 05/20/2022 ~	41,990	42,025
2.844% due 05/20/2022 •	10,500	10,534

Citigroup, Inc.
1.178% (US0003M + 0.960%) due 04/25/2022 ~	33,300	33,576
1.246% (US0003M + 1.070%) due 12/08/2021 ~	18,400	18,508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.392% (US0003M + 1.190%) due 08/02/2021 ~	$2,500	$2,509

Cooperatieve Rabobank UA
1.055% (US0003M + 0.830%) due 01/10/2022 ~	10,300	10,365
2.750% due 01/10/2022	1,800	1,835
3.125% due 04/26/2021	2,800	2,805

Credit Suisse AG
0.470% (SOFRRATE + 0.450%) due 02/04/2022 ~	28,200	28,218
2.100% due 11/12/2021	25,000	25,263
3.000% due 10/29/2021	5,500	5,583

Credit Suisse Group Funding Guernsey Ltd.
2.513% (US0003M + 2.290%) due 04/16/2021 ~	93,300	93,364
3.450% due 04/16/2021	16,600	16,615

Danske Bank A/S
2.000% due 09/08/2021	12,500	12,591

Dexia Credit Local S.A.
2.875% due 01/29/2022	12,000	12,257

Erste Abwicklungsanstalt
1.875% due 07/16/2021	22,000	22,109

EUROFIMA
0.277% (US0003M + 0.100%) due 03/11/2022 ~	20,000	19,995

European Bank for Reconstruction & Development
0.213% (US0003M + 0.010%) due 05/11/2022 ~	8,000	7,998

European Investment Bank
0.301% (SOFRRATE + 0.290%) due 06/10/2022 ~	16,500	16,539
2.375% due 05/13/2021	35,000	35,084

FMS Wertmanagement
0.625% due 04/08/2022	13,000	13,054

General Motors Financial Co., Inc.
1.784% (US0003M + 1.550%) due 01/14/2022 ~	526	531
3.200% due 07/06/2021	7,400	7,432
3.450% due 04/10/2022	22,700	23,237
3.550% due 07/08/2022	500	518
4.200% due 11/06/2021	1,600	1,635
4.375% due 09/25/2021	13,500	13,751

Goldman Sachs Group, Inc.
0.433% due 01/27/2023 •	42,500	42,494
0.992% (US0003M + 0.780%) due 10/31/2022 ~	18,000	18,062
1.325% (US0003M + 1.110%) due 04/26/2022 ~	9,400	9,405
5.750% due 01/24/2022	4,100	4,279

HSBC Bank Canada
3.300% due 11/28/2021	5,600	5,709

HSBC Holdings PLC
1.848% (US0003M + 1.660%) due 05/25/2021 ~	738	740

HSH Portfoliomanagement AoeR
0.511% (US0003M + 0.330%) due 11/19/2021 ~	12,000	12,022

ING Bank NV
1.074% (US0003M + 0.880%) due 08/15/2021 ~	800	803

ING Groep NV
1.343% (US0003M + 1.150%) due 03/29/2022 ~	2,318	2,341
3.150% due 03/29/2022	1,300	1,337

Inter-American Development Bank
0.441% (US0003M + 0.200%) due 07/15/2021 ~	17,000	17,012

International Bank for Reconstruction & Development
0.166% due 01/13/2023 •	56,000	56,037
0.182% (US0003M + 0.000%) due 12/17/2021 ~	10,675	10,677
0.201% (US0003M + 0.000%) due 06/25/2021 ~	32,200	32,201
0.288% (US0003M + 0.050%) due 07/02/2021 ~	21,400	21,402

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Finance Corp.
0.364% (US0003M + 0.180%) due 12/15/2021 ~	$53,000	$53,071

Jackson National Life Global Funding
0.657% (US0003M + 0.480%) due 06/11/2021 ~	1,800	1,801
2.100% due 10/25/2021	300	303

John Deere Capital Corp.
0.674% (US0003M + 0.490%) due 06/13/2022 ~	8,600	8,647

Kreditanstalt fuer Wiederaufbau
2.625% due 01/25/2022	8,300	8,465
3.125% due 12/15/2021	105,482	107,680

Landeskreditbank Baden-Wuerttemberg Foerderbank
0.313% (US0003M + 0.120%) due 09/27/2021 ~	27,500	27,516
1.375% due 07/21/2021	7,500	7,527
2.375% due 04/16/2021	76,000	76,052

Lloyds Bank PLC
0.683% (US0003M + 0.490%) due 05/07/2021 ~	14,300	14,306

Lloyds Banking Group PLC
0.987% (US0003M + 0.800%) due 06/21/2021 ~	34,700	34,753

Macquarie Bank Ltd.
0.643% (US0003M + 0.450%) due 08/06/2021 ~	1,000	1,001

Metropolitan Life Global Funding
0.361% (SOFRRATE + 0.350%) due 09/08/2022 ~	7,500	7,527
0.510% (SOFRRATE + 0.500%) due 05/28/2021 ~	29,100	29,117

Mitsubishi UFJ Financial Group, Inc.
0.865% (US0003M + 0.650%) due 07/26/2021 ~	30,800	30,860
1.008% (US0003M + 0.790%) due 07/25/2022 ~	36,000	36,277
1.102% (US0003M + 0.920%) due 02/22/2022 ~	27,700	27,909
1.244% (US0003M + 1.060%) due 09/13/2021 ~	39,223	39,392
2.190% due 09/13/2021	994	1,002
2.623% due 07/18/2022	4,100	4,215
2.665% due 07/25/2022	1,500	1,543
2.998% due 02/22/2022	4,000	4,093
3.218% due 03/07/2022	4,000	4,107
3.535% due 07/26/2021	700	707

Mizuho Financial Group, Inc.
1.057% (US0003M + 0.880%) due 09/11/2022 ~	35,000	35,334
1.130% (US0003M + 0.940%) due 02/28/2022 ~	5,025	5,061
1.324% (US0003M + 1.140%) due 09/13/2021 ~	21,477	21,580
1.704% (US0003M + 1.480%) due 04/12/2021 ~	37,700	37,711
2.273% due 09/13/2021	700	706
2.632% due 04/12/2021	10,200	10,205

Morgan Stanley
0.725% (SOFRRATE + 0.700%) due 01/20/2023 ~	46,000	46,147
1.152% (US0003M + 0.930%) due 07/22/2022 ~	28,200	28,265
2.750% due 05/19/2022	2,700	2,772
5.500% due 07/28/2021	12,000	12,198

NatWest Markets PLC
1.593% (US0003M + 1.400%) due 09/29/2022 ~	25,000	25,442

New York Life Global Funding
0.504% (US0003M + 0.280%) due 01/21/2022 ~	11,400	11,427
0.513% (US0003M + 0.320%) due 08/06/2021 ~	7,300	7,309
0.664% (US0003M + 0.440%) due 07/12/2022 ~	3,000	3,013

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	151

Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Corp.
0.817% (US0003M + 0.630%) due 09/21/2021 ~	$1,800	$1,800
1.900% due 09/14/2021	900	904
2.650% due 07/13/2022	100	102
3.650% due 09/21/2021	600	608

Nordea Bank Abp
1.180% (US0003M + 0.990%) due 05/27/2021 ~	12,300	12,318
2.250% due 05/27/2021	5,300	5,316

Nordic Investment Bank
0.171% (US0003M + -0.030%) due 05/12/2021 ~	1,000	1,000

NRW Bank
0.325% (US0003M + 0.120%) due 02/01/2022 ~	29,000	29,022

NTT Finance Corp.
1.900% due 07/21/2021	10,500	10,551

Oesterreichische Kontrollbank AG
2.875% due 09/07/2021	16,500	16,688

PNC Bank N.A.
0.672% (US0003M + 0.450%) due 07/22/2022 ~	36,250	36,299
2.232% due 07/22/2022 •	500	503

Protective Life Global Funding
0.713% (US0003M + 0.520%) due 06/28/2021 ~	5,650	5,657

Santander Holdings USA, Inc.
4.450% due 12/03/2021	27,540	28,165

Santander UK Group Holdings PLC
2.875% due 08/05/2021	27,100	27,327

Santander UK PLC
0.811% (US0003M + 0.620%) due 06/01/2021 ~	30,400	30,431
0.854% (US0003M + 0.660%) due 11/15/2021 ~	37,565	37,733
3.400% due 06/01/2021	50,400	50,641
3.750% due 11/15/2021	3,000	3,063

Skandinaviska Enskilda Banken AB
0.622% (US0003M + 0.430%) due 05/17/2021 ~	8,700	8,704
1.875% due 09/13/2021	1,750	1,763
3.250% due 05/17/2021	7,300	7,327

Standard Chartered PLC
1.383% (US0003M + 1.200%) due 09/10/2022 ~	2,500	2,511

Sumitomo Mitsui Financial Group, Inc.
1.004% (US0003M + 0.780%) due 07/12/2022 ~	20,000	20,156
1.194% (US0003M + 0.970%) due 01/11/2022 ~	2,800	2,818
1.344% (US0003M + 1.110%) due 07/14/2021 ~	4,600	4,614
1.363% (US0003M + 1.140%) due 10/19/2021 ~	1,500	1,509
2.058% due 07/14/2021	2,000	2,010
2.442% due 10/19/2021	200	202
2.784% due 07/12/2022	13,000	13,389

Suncorp-Metway Ltd.
2.800% due 05/04/2022	10,900	11,186

Svensk Exportkredit AB
0.304% (US0003M + 0.120%) due 12/13/2021 ~	116,950	117,046
0.361% due 07/15/2021 •	65,500	65,490
1.625% due 01/14/2022	60,310	61,004
2.000% due 08/30/2022	5,000	5,124
2.375% due 04/09/2021	4,600	4,601
2.375% due 03/09/2022	7,300	7,448

Svenska Handelsbanken AB
0.646% (US0003M + 0.470%) due 05/24/2021 ~	5,000	5,004

Synchrony Bank
3.650% due 05/24/2021	30,800	30,868

Toronto-Dominion Bank
0.503% (SOFRRATE + 0.480%) due 01/27/2023 ~	14,400	14,464

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Motor Credit Corp.
0.240% (SOFRRATE + 0.230%) due 12/13/2021 ~	$41,200	$41,206
0.310% (SOFRRATE + 0.300%) due 06/13/2022 ~	23,600	23,667
0.592% due 05/17/2022 •	4,400	4,414
0.656% (US0003M + 0.480%) due 09/08/2022 ~	2,500	2,516
0.915% due 01/11/2022 •	9,400	9,445
2.600% due 01/11/2022	5,000	5,090

U.S. Bank N.A.
0.404% (US0003M + 0.180%) due 01/21/2022 ~	17,400	17,417

UBS Group AG
2.014% due 04/14/2021 •	42,200	42,219
3.000% due 04/15/2021	23,500	23,518

United Overseas Bank Ltd.
3.200% due 04/23/2021	5,500	5,508

USAA Capital Corp.
2.625% due 06/01/2021	5,000	5,020

Wells Fargo Bank N.A.
0.810% (US0003M + 0.620%) due 05/27/2022 ~	39,800	39,836
0.845% (US0003M + 0.660%) due 09/09/2022 ~	29,600	29,700

		2,751,149

INDUSTRIALS 4.1%

AbbVie, Inc.
0.532% (US0003M + 0.350%) due 05/21/2021 ~	38,200	38,213
0.641% (US0003M + 0.460%) due 11/19/2021 ~	2,000	2,003
2.150% due 11/19/2021	23,000	23,260
2.300% due 11/21/2022	3,000	3,087
3.450% due 03/15/2022	3,000	3,070

Anthem, Inc.
0.450% due 03/15/2023	9,600	9,613

Bayer U.S. Finance LLC
0.831% (US0003M + 0.630%) due 06/25/2021 ~	25,700	25,720
2.750% due 07/15/2021	1,950	1,961
3.000% due 10/08/2021	18,204	18,444
3.500% due 06/25/2021	5,000	5,022

BMW Finance NV
0.991% (US0003M + 0.790%) due 08/12/2022 ~	12,200	12,306

BMW U.S. Capital LLC
0.634% (US0003M + 0.410%) due 04/12/2021 ~	4,000	4,000
0.698% (US0003M + 0.500%) due 08/13/2021 ~	15,000	15,023
3.400% due 08/13/2021	2,000	2,023

Boeing Co.
2.125% due 03/01/2022	6,000	6,075
2.300% due 08/01/2021	20,300	20,434
2.350% due 10/30/2021	20,200	20,290
2.700% due 05/01/2022	9,500	9,703
8.750% due 08/15/2021	3,800	3,900

Boston Scientific Corp.
3.375% due 05/15/2022	100	103

Bristol-Myers Squibb Co.
2.600% due 05/16/2022	2,000	2,052

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021	4,000	4,030

Chevron Corp.
1.144% (US0003M + 0.950%) due 05/16/2021 ~	9,000	9,010

CVS Health Corp.
2.125% due 06/01/2021	300	300

Daimler Finance North America LLC
0.742% (US0003M + 0.550%) due 05/04/2021 ~	58,505	58,530
0.865% (US0003M + 0.670%) due 11/05/2021 ~	2,200	2,207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.062% (US0003M + 0.880%) due 02/22/2022 ~	$26,300	$26,463
1.094% (US0003M + 0.900%) due 02/15/2022 ~	2,000	2,014
2.000% due 07/06/2021	5,826	5,851
2.200% due 10/30/2021	2,150	2,170
2.550% due 08/15/2022	900	923
3.350% due 05/04/2021	6,600	6,616
3.400% due 02/22/2022	10,400	10,674
3.750% due 11/05/2021	1,400	1,428
3.875% due 09/15/2021	672	682

Danone S.A.
2.077% due 11/02/2021	4,000	4,036

Eastern Energy Gas Holdings LLC
0.784% (US0003M + 0.600%) due 06/15/2021 ~	12,400	12,413

ERAC USA Finance LLC
4.500% due 08/16/2021	3,000	3,045

General Mills, Inc.
0.763% (US0003M + 0.540%) due 04/16/2021 ~	700	700

GlaxoSmithKline Capital PLC
0.544% (US0003M + 0.350%) due 05/14/2021 ~	7,100	7,103

Hyundai Capital America
1.174% due 07/08/2021 •	700	701
2.450% due 06/15/2021	2,900	2,911

International Business Machines Corp.
0.594% (US0003M + 0.400%) due 05/13/2021 ~	16,800	16,807

Interpublic Group of Cos., Inc.
3.750% due 10/01/2021	1,700	1,729

Kinder Morgan Energy Partners LP
5.000% due 10/01/2021	3,250	3,285

McDonald’s Corp.
0.649% (US0003M + 0.430%) due 10/28/2021 ~	1,100	1,103

Microsoft Corp.
1.550% due 08/08/2021	4,575	4,592

Mitsubishi Corp.
2.625% due 07/14/2022	1,500	1,541

Molson Coors Brewing Co.
2.100% due 07/15/2021	1,800	1,806

Penske Truck Leasing Co. LP
3.650% due 07/29/2021	2,700	2,721

Siemens Financieringsmaatschappij NV
0.400% due 03/11/2023	11,000	11,015
1.700% due 09/15/2021	7,044	7,090

Southern Co.
2.350% due 07/01/2021	2,200	2,207

Tyson Foods, Inc.
2.250% due 08/23/2021	5,000	5,030

Utah Acquisition Sub, Inc.
3.150% due 06/15/2021	12,200	12,239

Volkswagen Group of America Finance LLC
1.051% (US0003M + 0.860%) due 09/24/2021 ~	11,500	11,543
1.141% (US0003M + 0.940%) due 11/12/2021 ~	10,500	10,555
4.000% due 11/12/2021	64,288	65,700

Walt Disney Co.
0.581% (US0003M + 0.390%) due 09/01/2022 ~	10,000	10,045

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	2,916	2,980
3.375% due 11/30/2021	9,300	9,409

		569,506

UTILITIES 1.2%

AT&T, Inc.
3.000% due 06/30/2022	900	925

BP Capital Markets PLC
1.060% (US0003M + 0.870%) due 09/16/2021 ~	200	201

152	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Corp.
0.698% (US0003M + 0.500%) due 05/14/2021 ~	$30,690	$30,706

NextEra Energy Capital Holdings, Inc.
0.452% (US0003M + 0.270%) due 02/22/2023 ~	31,700	31,707
0.908% (US0003M + 0.720%) due 02/25/2022 ~	29,300	29,449
1.950% due 09/01/2022	2,600	2,658
2.403% due 09/01/2021	4,000	4,034
2.900% due 04/01/2022	1,300	1,333

San Diego Gas & Electric Co.
3.000% due 08/15/2021	1,300	1,313

Southern California Edison Co.
0.454% (US0003M + 0.270%) due 12/03/2021 ~	19,500	19,512

Verizon Communications, Inc.
1.190% (US0003M + 1.000%) due 03/16/2022 ~	48,300	48,701

		170,539

Total Corporate Bonds & Notes (Cost $3,490,152)		3,491,194

U.S. GOVERNMENT AGENCIES 1.7%

Fannie Mae
0.110% due 09/07/2021 •	10,000	10,003
0.150% due 09/10/2021 •	15,000	15,007
0.180% due 03/09/2022 - 03/11/2022 •	45,000	45,063
0.240% due 05/06/2022 •	35,000	35,092
0.320% due 01/24/2022 •	90,000	90,218

Federal Farm Credit Bank
0.100% due 11/16/2022 •	42,000	42,002

Total U.S. Government Agencies (Cost $237,009)		237,385

U.S. TREASURY OBLIGATIONS 3.2%

U.S. Treasury Notes
2.125% due 09/30/2021 (e)	50,000	50,520
2.875% due 11/15/2021	400,000	406,963

Total U.S. Treasury Obligations (Cost $457,493)		457,483

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.0%

Oscar U.S. Funding LLC
0.222% due 03/10/2022	$3,500	$3,500

Total Asset-Backed Securities (Cost $3,500)		3,500

SOVEREIGN ISSUES 3.6%

Agence Francaise de Developpement EPIC
0.296% (US0003M + 0.120%) due 06/07/2021 ~	14,000	14,005
0.392% (US0003M + 0.210%) due 12/17/2021 ~	44,600	44,670

BNG Bank NV
1.625% due 04/19/2021	15,000	15,009
2.625% due 04/28/2021	25,000	25,039
3.125% due 11/08/2021	3,000	3,053

Japan Bank for International Cooperation
1.500% due 07/21/2021	4,300	4,316
1.875% due 04/20/2021	15,900	15,902

Japan Finance Organization for Municipalities
2.000% due 04/21/2022	5,000	5,092

Kommunalbanken A/S
0.256% (US0003M + 0.080%) due 02/24/2022 ~	59,100	59,144
0.281% (US0003M + 0.040%) due 04/15/2021 ~	10,000	10,000
0.306% (US0003M + 0.130%) due 09/08/2021 ~	1,500	1,501
2.250% due 01/25/2022	10,000	10,164
2.875% due 06/14/2021	21,000	21,111

Kommunekredit
2.500% due 04/14/2022	7,000	7,164

Kommuninvest Sverige AB
0.125% due 07/20/2022	54,200	54,127

Nederlandse Waterschapsbank NV
0.254% (US0003M + 0.070%) due 12/15/2021 ~	65,995	66,028
1.500% due 08/27/2021	53,000	53,275
2.125% due 11/15/2021	2,200	2,226

Province of Alberta
2.200% due 07/26/2022	25,366	26,018

SFIL S.A.
2.625% due 04/25/2022	14,000	14,349

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State of North Rhine-Westphalia
0.300% (US0003M + 0.110%) due 08/27/2021 ~	$5,000	$5,003
0.399% (US0003M + 0.180%) due 10/28/2021 ~	48,200	48,230

Total Sovereign Issues (Cost $505,392)		505,426

SHORT-TERM INSTRUMENTS 92.7%

COMMERCIAL PAPER 0.2%

AT&T, Inc.
0.430% due 12/14/2021	25,000	24,946

REPURCHASE AGREEMENTS (d) 83.3%
		11,682,328

SHORT-TERM NOTES 0.1%

Federal Home Loan Bank
0.035% due 09/17/2021 (b)(c)	9,500	9,499

U.S. TREASURY BILLS 8.6%
0.064% due 05/25/2021 - 09/23/2021 (a)(b)	1,205,600	1,205,520

U.S. TREASURY CASH MANAGEMENT BILLS 0.5%
0.046% due 06/29/2021 (b)(c)	70,000	69,999

Total Short-Term Instruments (Cost $12,992,068)		12,992,292

Total Investments in Securities (Cost $17,685,614)		17,687,280

Total Investments 126.1% (Cost $17,685,614)		$17,687,280

Other Assets and Liabilities, net (26.1)%		(3,662,143)

Net Assets 100.0%		$14,025,137

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.010%	03/31/2021	04/01/2021	$500,000	U.S. Treasury Bonds 2.250% - 3.375% due 11/15/2048 - 08/15/2049	$(330,729)	$500,000	$500,000
					U.S. Treasury Notes 0.250% due 08/31/2025	(178,424)
	0.010	03/31/2021	04/01/2021	325,000	U.S. Treasury Notes 0.250% - 1.375% due 06/30/2023 - 10/31/2025	(331,227)	325,000	325,000

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	153

Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio II	(Cont.)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
	0.010%	04/01/2021	04/05/2021	$300,000	U.S. Treasury Bonds 2.250% due 08/15/2049	$(177,288)	$300,000	$300,000
					U.S. Treasury Notes 0.250% due 08/31/2025	(127,466)
BOS	0.010	04/01/2021	04/05/2021	113,600	U.S. Treasury Bonds 1.375% due 11/15/2040	(7,189)	113,600	113,600
					U.S. Treasury Notes 1.625% due 12/15/2022	(108,651)
	0.020	03/31/2021	04/01/2021	343,200	U.S. Treasury Bonds 1.125% - 4.375% due 02/15/2038 - 11/15/2048	(348,441)	343,200	343,200
	0.030	03/26/2021	04/05/2021	300,000	U.S. Treasury Bonds 1.375% due 11/15/2040	(302,431)	300,000	300,002
BPS	0.000	03/31/2021	04/01/2021	422,600	Ginnie Mae 4.000% due 01/20/2049	(74,962)	422,600	422,600
					U.S. Treasury Bonds 2.750% due 08/15/2047	(177,791)
					U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	(178,702)
BRC	0.010	03/31/2021	04/01/2021	431,300	U.S. Treasury Notes 0.125% - 0.625% due 11/30/2022 - 11/30/2027	(439,926)	431,300	431,300
	0.010	04/01/2021	04/05/2021	500,000	U.S. Treasury Notes 0.125% - 0.625% due 12/31/2022 - 11/30/2027	(509,547)	500,000	500,000
FICC	0.000	03/31/2021	04/01/2021	6,128	U.S. Treasury Notes 0.125% due 03/31/2023	(6,251)	6,128	6,128
GSC	0.000	03/31/2021	04/01/2021	35,000	Fannie Mae 2.000% due 12/01/2050	(36,600)	35,000	35,000
JPS	0.000	03/31/2021	04/01/2021	77,800	U.S. Treasury Notes 2.125% due 09/30/2021	(80,228)	77,800	77,800
	0.010	04/01/2021	04/05/2021	18,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(18,251)	18,000	18,000
	0.020	03/31/2021	04/01/2021	401,000	U.S. Treasury Bonds 1.125% - 3.000% due 05/15/2040 - 08/15/2048	(345,691)	401,000	401,000
					U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2021 - 10/15/2025	(63,842)
MBC	0.000	03/31/2021	04/01/2021	26,200	U.S. Treasury Notes 2.250% due 04/30/2024	(27,026)	26,200	26,200
	0.020	03/31/2021	04/07/2021	500,000	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2030 - 07/15/2030	(472,341)	500,000	500,000
					U.S. Treasury Notes 1.750% due 05/15/2023	(43,813)
	0.030	03/22/2021	04/05/2021	600,000	U.S. Treasury Bonds 2.000% due 02/15/2050	(137,602)	600,000	600,005
					U.S. Treasury Floating Rate Note 0.070% due 07/31/2022	(170,133)
					U.S. Treasury Notes 2.250% - 2.750% due 11/15/2023 - 08/15/2027	(313,240)
	0.040	03/26/2021	04/06/2021	125,000	U.S. Treasury Bonds 2.000% due 02/15/2050	(54,032)	125,000	125,001
					U.S. Treasury Notes 0.125% - 2.375% due 04/15/2021 - 03/31/2026	(74,680)
	0.040	03/31/2021	04/07/2021	850,000	U.S. Treasury Bills 0.000% due 04/15/2021 - 05/27/2021	(119,999)	850,000	850,001
					U.S. Treasury Bonds 1.125% - 4.500% due 05/15/2038 - 11/15/2050	(46,045)
					U.S. Treasury Notes 0.500% - 2.875% due 01/15/2023 - 11/15/2030	(711,622)
	0.040	03/25/2021	04/08/2021	500,000	U.S. Treasury Bonds 1.250% - 3.750% due 11/15/2043 - 05/15/2050	(116,324)	500,000	500,004
					U.S. Treasury Notes 0.125% - 2.750% due 09/30/2021 - 11/30/2024	(397,693)
	0.050	03/31/2021	04/14/2021	1,300,000	U.S. Treasury Bills 0.000% due 04/29/2021	(149,999)	1,300,000	1,300,002
					U.S. Treasury Bonds 2.500% - 2.750% due 02/15/2045 - 11/15/2047	(79,925)
					U.S. Treasury Floating Rate Note 0.129% due 04/30/2022	(130,210)
					U.S. Treasury Notes 0.500% - 3.125% due 06/30/2022 - 11/15/2028	(977,985)
MSR	0.010	03/31/2021	04/01/2021	1,100,000	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2022 - 04/15/2022	(259,222)	1,100,000	1,100,000
					U.S. Treasury Notes 1.750% - 2.000% due 12/31/2021 - 03/31/2022	(862,412)
	0.010	04/01/2021	04/05/2021	2,800,000	U.S. Treasury Inflation Protected Securities 0.125% - 0.625% due 07/15/2021 - 04/15/2022	(658,784)	2,800,000	2,800,000
					U.S. Treasury Notes 0.375% - 2.250% due 02/28/2022 - 07/31/2022	(2,195,893)
SAL	0.000	03/31/2021	04/01/2021	87,500	U.S. Treasury Bonds 2.000% due 02/15/2050	(88,757)	87,500	87,500
TDM	0.000	03/31/2021	04/01/2021	20,000	U.S. Treasury Notes 2.375% due 05/15/2027	(20,574)	20,000	20,000

Total Repurchase Agreements						$(11,951,948)	$11,682,328	$11,682,343

154	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BCY	$1,125,000	$0	$0	$1,125,000	$(1,145,134)	$(20,134)
BOS	756,802	0	0	756,802	(769,919)	(13,117)
BPS	422,600	0	0	422,600	(431,455)	(8,855)
BRC	931,300	0	0	931,300	(949,473)	(18,173)
DEU	0	0	0	0	(101)	(101)
FICC	6,128	0	0	6,128	(6,251)	(123)
GSC	35,000	0	0	35,000	(36,600)	(1,600)
JPS	496,800	0	0	496,800	(508,012)	(11,212)
MBC	3,901,213	0	0	3,901,213	(3,998,851)	(97,638)
MSR	3,900,000	0	0	3,900,000	(3,976,311)	(76,311)
SAL	87,500	0	0	87,500	(88,757)	(1,257)
TDM	20,000	0	0	20,000	(20,574)	(574)

Total Borrowings and Other Financing Transactions	$11,682,343	$0	$0

(e)	Securities with an aggregate market value of $23,818 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,751,149	$0	$2,751,149
Industrials	0	569,506	0	569,506
Utilities	0	170,539	0	170,539
U.S. Government Agencies	0	237,385	0	237,385
U.S. Treasury Obligations	0	457,483	0	457,483
Asset-Backed Securities	0	3,500	0	3,500
Sovereign Issues	0	505,426	0	505,426

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short-Term Instruments
Commercial Paper	$0	$24,946	$0	$24,946
Repurchase Agreements	0	11,682,328	0	11,682,328
Short-Term Notes	0	9,499	0	9,499
U.S. Treasury Bills	0	1,205,520	0	1,205,520
U.S. Treasury Cash Management Bills	0	69,999	0	69,999

Total Investments	$0	$17,687,280	$0	$17,687,280

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	155

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.9%

MUNICIPAL BONDS & NOTES 0.0%

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$960	$974

Total Municipal Bonds & Notes (Cost $960)		974

U.S. GOVERNMENT AGENCIES 4.2%

Fannie Mae
0.178% due 12/25/2036 •	179	178
0.229% due 03/25/2034 •	120	119
0.248% due 03/25/2036 •	77	77
0.329% due 07/25/2032 •	221	216
0.358% due 06/25/2033 •	97	95
0.458% due 11/25/2032 •	1	1
0.459% due 05/25/2042 •	116	117
0.469% due 03/25/2032 •	242	242
1.009% due 04/25/2032 •	63	64
1.579% due 02/01/2041 - 10/01/2044 •	1,740	1,792
1.653% due 03/01/2035 •	193	200
2.112% due 12/01/2035 •	25	25
2.122% due 01/01/2036 •	301	318
2.125% due 12/01/2032 •	3	3
2.148% due 11/01/2035 •	90	94
2.197% due 11/01/2035 •	84	85
2.244% due 10/01/2032 •	5	5
2.270% due 09/01/2028 •	4	4
2.384% due 09/01/2031 •	3	3
2.403% due 12/01/2029 •	4	4
2.440% due 12/01/2022 •	1	1
2.456% due 05/01/2025 •	2	2
2.473% due 08/01/2028 •	7	6
2.723% due 10/01/2025 •	12	12
2.895% due 12/01/2029 •	5	5
3.217% due 12/01/2029 •	1	1
3.810% due 08/01/2036 •	16	16

Freddie Mac
0.000% due 03/15/2030 - 01/15/2032 (a)	21,735	18,175
0.349% due 07/25/2031 •	328	322
0.606% due 06/15/2030 - 12/15/2032 •	38	38
0.656% due 06/15/2031 •	16	16
0.806% due 02/15/2027 •	2	2
1.459% due 10/25/2044 •	1,083	1,099
1.579% due 02/25/2045 •	337	338
1.659% due 07/25/2044 •	671	677
1.954% due 02/01/2024 •	4	4
2.176% due 02/01/2035 •	156	156
2.350% due 02/01/2032 •	1	1
2.708% due 05/01/2032 •	5	5
2.740% due 01/01/2032 •	5	5
2.789% due 06/01/2035 •	861	911
3.592% due 07/01/2029 •	4	4
4.500% due 06/15/2035 - 09/15/2035	788	855
4.667% due 02/01/2025 •	2	2
5.000% due 01/15/2034	2,192	2,487
5.500% due 11/01/2038 - 10/01/2039	66	74
6.500% due 10/25/2043	454	527

Ginnie Mae
2.125% (H15T1Y + 1.500%) due 10/20/2023 - 10/20/2024 ~	13	13
2.250% (H15T1Y + 1.500%) due 07/20/2025 - 08/20/2026 ~	120	124
2.875% (H15T1Y + 1.500%) due 04/20/2023 - 05/20/2024 ~	62	62
2.875% due 04/20/2027 - 04/20/2032 •	57	59
3.000% (H15T1Y + 1.500%) due 02/20/2024 - 02/20/2026 ~	13	13
3.000% due 03/20/2025 - 02/20/2030 •	253	255

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government AID Bond
0.000% due 11/01/2024 (b)	$39,013	$37,917

Residual Funding Corp. STRIPS
0.000% due 01/15/2030 (b)	18,000	15,190

Small Business Administration
1.000% (PRIME - 2.250%) due 03/25/2025 - 05/25/2025 ~	35	35
4.500% due 03/01/2023	27	27
4.760% due 09/01/2025	1,564	1,647
4.770% due 04/01/2024	331	344
4.930% due 01/01/2024	152	159
5.240% due 08/01/2023	105	110

Uniform Mortgage-Backed Security
4.000% due 05/01/2030 - 12/01/2041	1,287	1,411
4.500% due 04/01/2028 - 11/01/2029	205	225

Total U.S. Government Agencies (Cost $75,012)		86,974

U.S. TREASURY OBLIGATIONS 121.7%

U.S. Treasury Bonds
1.375% due 11/15/2040 (d)	46,930	39,935
1.375% due 08/15/2050 (d)	365,100	285,006
1.625% due 11/15/2050 (d)	229,500	191,310
1.875% due 02/15/2041	87,900	81,871
2.750% due 11/15/2042	110,900	118,897
2.875% due 05/15/2043	140,960	154,263
3.000% due 05/15/2042	201,200	224,786
3.000% due 11/15/2044 (d)	237,300	264,654
3.125% due 02/15/2043	41,250	46,951
3.125% due 08/15/2044	45,000	51,228
3.625% due 08/15/2043	53,000	65,074
3.625% due 02/15/2044	55,000	67,639
3.750% due 11/15/2043	54,720	68,466
4.375% due 02/15/2038	84,630	111,994
4.500% due 05/15/2038	31,463	42,247
8.000% due 11/15/2021 (d)(f)	44,700	46,906

U.S. Treasury Notes
0.250% due 07/31/2025	77,900	76,216
1.875% due 08/31/2024	8,680	9,093
2.000% due 08/31/2021 (f)	7,000	7,057
2.000% due 07/31/2022 (d)	333,000	341,429
2.125% due 03/31/2024	4,700	4,949
2.125% due 07/31/2024	21,600	22,804
2.125% due 09/30/2024	27,200	28,738
2.125% due 11/30/2024 (f)	4,000	4,229
2.250% due 10/31/2024	49,610	52,649
2.250% due 11/15/2024	38,950	41,346
2.250% due 11/15/2025	47,400	50,489
2.375% due 02/29/2024	4,870	5,159
2.375% due 08/15/2024	4,300	4,578
2.500% due 01/31/2024	12,050	12,793
2.875% due 11/30/2023	5,010	5,356
2.875% due 05/15/2028	9,680	10,643

Total U.S. Treasury Obligations (Cost $2,637,048)		2,538,755

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%

Bear Stearns Adjustable Rate Mortgage Trust
2.500% due 04/25/2033 ~	19	21
2.591% due 04/25/2033 ~	29	30
2.772% due 01/25/2034 ~	141	146
2.826% due 02/25/2033 ~	9	8
2.875% due 04/25/2033 ~	2	2
2.902% due 11/25/2034 ~	333	322

Bear Stearns ALT-A Trust
0.429% due 02/25/2034 •	974	947
3.215% due 11/25/2036 ~	8,030	6,241
3.256% due 11/25/2036 ^~	15,259	10,482

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.359% due 08/25/2035 •	198	204

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •	134	136

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.269% due 02/25/2047 •	$340	$318
0.289% due 05/25/2047 •	2,121	2,029
0.291% due 02/20/2047 ^•	3,547	2,791
0.509% due 05/25/2036 •	40	36
0.529% due 05/25/2035 •	469	456
0.531% due 03/20/2046 •	2,647	2,266
0.669% due 12/25/2035 •	205	204
1.259% due 02/25/2036 •	221	210
5.500% due 03/25/2036 ^	1,028	658

Countrywide Home Loan Mortgage Pass-Through Trust
0.569% due 05/25/2035 •	706	632
0.689% due 04/25/2035 •	84	81
0.769% due 02/25/2035 •	450	452
0.789% due 02/25/2035 •	245	229
2.619% due 04/25/2035 ~	280	249
3.025% due 09/20/2036 ^~	2,869	2,768

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1

Downey Savings & Loan Association Mortgage Loan Trust
0.630% due 08/19/2045 •	256	250

GreenPoint Mortgage Funding Trust
0.549% due 06/25/2045 •	360	338

GSR Mortgage Loan Trust
2.707% due 04/25/2036 ~	2,215	1,847

HarborView Mortgage Loan Trust
0.240% due 03/19/2037 •	948	876
0.550% due 05/19/2035 •	874	843

Impac CMB Trust
1.109% due 07/25/2033 •	22	22

IndyMac Mortgage Loan Trust
0.749% due 02/25/2035 •	1,329	1,289

JP Morgan Mortgage Trust
2.920% due 02/25/2036 ^~	440	390
3.171% due 07/25/2035 ~	307	312

MASTR Adjustable Rate Mortgages Trust
2.851% due 05/25/2034 ~	102	104

Merrill Lynch Mortgage Investors Trust
1.701% (US0006M + 1.500%) due 12/25/2032 ~	30	29

Residential Accredit Loans, Inc. Trust
0.409% due 08/25/2035 •	707	618
1.619% due 09/25/2045 •	281	280

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	263	292

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	14	14

Sequoia Mortgage Trust
0.810% due 10/19/2026 •	213	212
0.811% due 07/20/2033 •	533	533
0.816% due 07/20/2033 •	375	360

Structured Adjustable Rate Mortgage Loan Trust
1.659% due 01/25/2035 ^•	244	228

Structured Asset Mortgage Investments Trust
0.549% due 05/25/2036 •	9,466	9,186
0.690% due 07/19/2034 •	66	67
0.810% due 03/19/2034 •	137	139

WaMu Mortgage Pass-Through Certificates Trust
0.629% due 11/25/2045 •	739	728
0.649% due 12/25/2045 •	316	321
0.989% due 01/25/2047 •	579	576
1.189% due 12/25/2046 •	1,278	1,225
1.239% due 06/25/2046 •	1,781	1,798
1.259% due 02/25/2046 •	1,265	1,275
1.459% due 11/25/2042 •	196	193
1.957% due 07/25/2046 •	3,763	3,692
1.957% due 08/25/2046 •	9,274	9,090
1.957% due 09/25/2046 •	1,377	1,428
1.957% due 10/25/2046 •	604	588
1.960% due 05/25/2046 •	377	370
1.960% due 12/25/2046 •	804	781
2.408% due 03/25/2034 ~	52	53

156	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
2.282% due 05/25/2033 ~	$36	$37

Total Non-Agency Mortgage-Backed Securities (Cost $82,019)		72,303

ASSET-BACKED SECURITIES 0.3%

Asset-Backed Securities Corp. Home Equity Loan Trust
0.189% due 05/25/2037 •	22	18
0.626% due 06/15/2031 •	268	258
0.652% due 11/15/2031 •	10	10

Bear Stearns Asset-Backed Securities Trust
0.219% due 04/25/2031 •	200	620
0.769% due 10/25/2032 •	15	15

CIT Group Home Equity Loan Trust
0.649% due 06/25/2033 •	21	21

Citigroup Global Markets Mortgage Securities, Inc.
1.459% due 01/25/2032 •	125	127

Credit Suisse First Boston Mortgage Securities Corp.
0.729% due 01/25/2032 •	52	51

Credit-Based Asset Servicing & Securitization Trust
0.179% due 01/25/2037 ^•	975	410

GE-WMC Mortgage Securities Trust
0.189% due 08/25/2036 •	48	29

GSAMP Trust
0.179% due 12/25/2036 •	468	289
0.289% due 11/25/2035 •	141	24

Home Equity Asset Trust
1.029% due 02/25/2033 •	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
0.159% due 10/25/2036 •	$109	$58

JP Morgan Mortgage Acquisition Trust
0.189% due 08/25/2036 •	31	17

LA Arena Funding LLC
7.656% due 12/15/2026	6	6

Lehman ABS Mortgage Loan Trust
0.199% due 06/25/2037 •	479	377

Long Beach Mortgage Loan Trust
0.669% due 10/25/2034 •	1,548	1,505

MASTR Asset-Backed Securities Trust
0.209% due 11/25/2036 •	87	40

Merrill Lynch Mortgage Investors Trust
0.229% due 02/25/2037 •	294	121

Morgan Stanley ABS Capital, Inc. Trust
0.169% due 05/25/2037 •	199	181

Morgan Stanley IXIS Real Estate Capital Trust
0.159% due 11/25/2036 •	35	16

New Century Home Equity Loan Trust
0.289% due 05/25/2036 •	406	394

Renaissance Home Equity Loan Trust
0.809% due 08/25/2032 •	2	2

Securitized Asset-Backed Receivables LLC Trust
0.169% due 12/25/2036 ^•	1,578	535
0.189% due 11/25/2036 ^•	503	201

Soundview Home Loan Trust
0.169% due 11/25/2036 •	514	210
0.189% due 06/25/2037 •	252	204

Total Asset-Backed Securities (Cost $8,389)		5,740

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (c) 0.2%
		$5,057

Total Short-Term Instruments (Cost $5,057)		5,057

Total Investments in Securities (Cost $2,808,485)		2,709,803

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	101,081	997

Total Short-Term Instruments (Cost $996)		997

Total Investments in Affiliates (Cost $996)		997

Total Investments 129.9% (Cost $2,809,481)		$2,710,800

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $19,995)		(339)

Other Assets and Liabilities, net (29.9)%		(624,387)

Net Assets 100.0%		$2,086,074

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$5,057	U.S. Treasury Notes 0.125% due 02/28/2023	$(5,158)	$5,057	$5,057

Total Repurchase Agreements						$(5,158)	$5,057	$5,057

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	(0.030)%	03/31/2021	04/14/2021	$(2,369)	$(2,370)
	(0.010)	03/18/2021	04/01/2021	(85,280)	(85,280)
BSN	0.080	03/16/2021	04/16/2021	(73,704)	(73,706)
DEU	0.020	03/29/2021	04/01/2021	(12,495)	(12,495)
IND	0.050	03/30/2021	04/01/2021	(43,207)	(43,208)
	0.060	03/24/2021	04/07/2021	(237,000)	(237,003)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	157

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio	(Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
	0.060%	03/25/2021	04/05/2021	$(69,905)	$(69,906)
	0.090	03/02/2021	04/05/2021	(7,081)	(7,082)
	0.090	03/09/2021	04/08/2021	(4,002)	(4,002)
JPS	0.020	03/04/2021	04/05/2021	(93,960)	(93,961)
NOM	0.080	03/18/2021	04/19/2021	(13,555)	(13,555)

Total Reverse Repurchase Agreements					$(642,568)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.0)%
Uniform Mortgage-Backed Security, TBA	4.000%	04/01/2051	$17,000	$(18,291)	$(18,241)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2051	3,000	(3,268)	(3,266)

Total Short Sales (1.0)%				$(21,559)	$(21,507)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(87,650)	$0	$(87,650)	$86,838	$(812)
BSN	0	(73,706)	0	(73,706)	73,309	(397)
DEU	0	(12,495)	0	(12,495)	12,254	(241)
FICC	5,057	0	0	5,057	(5,158)	(101)
IND	0	(361,201)	0	(361,201)	359,046	(2,155)
JPS	0	(93,961)	0	(93,961)	92,979	(982)
NOM	0	(13,555)	0	(13,555)	13,258	(297)

Total Borrowings and Other Financing Transactions	$5,057	$(642,568)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(140,983)	$(501,585)	$0	$0	$(642,568)

Total Borrowings	$(140,983)	$(501,585)	$0	$0	$(642,568)

Payable for reverse repurchase agreements					$(642,568)

(d)	Securities with an aggregate market value of $640,146 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(318,604) at a weighted average interest rate of 0.095%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	17,434	$2,282,764	$(60,269)	$0	$(4,359)

158	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	1,765	$(217,798)	$2,659	$290	$0
U.S. Treasury 30-Year Bond June Futures	06/2021	3,220	(497,792)	18,604	1,409	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	1,500	(271,828)	16,732	1,734	0

				$37,995	$3,433	$0

Total Futures Contracts				$(22,274)	$3,433	$(4,359)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	Semi-Annual	06/20/2028	$349,800	$19,857	$(41,329)	$(21,472)	$441	$0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031	13,500	138	1,158	1,296	14	0
Receive	3-Month USD-LIBOR	2.606	Semi-Annual	12/21/2047	40,000	0	(3,899)	(3,899)	132	0

Total Swap Agreements						$19,995	$(44,070)	$(24,075)	$587	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3,433	$587	$4,020	$0	$(4,359)	$0	$(4,359)

(f)

Securities with an aggregate market value of $30,042 and cash of $1,225 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,433	$3,433
Swap Agreements	0	0	0	0	587	587

	$0	$0	$0	$0	$4,020	$4,020

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,359	$4,359

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	159

Schedule of Investments	PIMCO U.S. Government and Short-Term Investments Portfolio	(Cont.)	March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(222)	$(222)
Futures	0	0	0	0	174,559	174,559
Swap Agreements	0	0	0	0	(9,495)	(9,495)

	$0	$0	$0	$0	$164,842	$164,842

Over the counter Swap Agreements	$0	$0	$0	$0	$87	$87

	$0	$0	$0	$0	$164,929	$164,929

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,474)	$(1,474)
Futures	0	0	0	0	(162,516)	(162,516)
Swap Agreements	0	0	0	0	43,584	43,584

	$0	$0	$0	$0	$(120,406)	$(120,406)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Iowa	$0	$974	$0	$974
U.S. Government Agencies	0	86,974	0	86,974
U.S. Treasury Obligations	0	2,538,755	0	2,538,755
Non-Agency Mortgage-Backed Securities	0	72,303	0	72,303
Asset-Backed Securities	0	5,740	0	5,740
Short-Term Instruments
Repurchase Agreements	0	5,057	0	5,057

	$0	$2,709,803	$0	$2,709,803

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$997	$0	$0	$997

Total Investments	$997	$2,709,803	$0	$2,710,800

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(21,507)	$0	$(21,507)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3,433	$587	$0	$4,020

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(4,359)	$0	$0	$(4,359)

Total Financial Derivative Instruments	$(926)	$587	$0	$(339)

Totals	$71	$2,688,883	$0	$2,688,954

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

160	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO International Portfolio	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 70.9%

CANADA 1.7%

SOVEREIGN ISSUES 1.7%

Province of Quebec
6.250% due 06/01/2032	CAD	8,000	$8,841

Total Canada (Cost $6,760)			8,841

DENMARK 16.2%

CORPORATE BONDS & NOTES 16.2%

Jyske Realkredit A/S
1.000% due 10/01/2021	DKK	75,000	11,913

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2021		75,000	11,908

Nykredit Realkredit A/S
1.000% due 04/01/2021		270,000	42,565

Realkredit Danmark A/S
1.000% due 04/01/2022		120,000	19,188

Total Denmark (Cost $83,324)			85,574

UNITED STATES 4.8%

ASSET-BACKED SECURITIES 1.6%

Amortizing Residential Collateral Trust
0.809% due 10/25/2031 •		$153	150

Argent Securities Trust
0.199% due 07/25/2036 •		1,347	582

Asset-Backed Funding Certificates Trust
0.809% due 06/25/2034 •		319	315

Asset-Backed Securities Corp. Home Equity Loan Trust
0.189% due 05/25/2037 •		44	36

Bear Stearns Asset-Backed Securities Trust
0.769% due 10/25/2032 •		50	50

CIT Group Home Equity Loan Trust
0.649% due 06/25/2033 •		3	3

Countrywide Asset-Backed Certificates
0.849% due 05/25/2032 •		92	91

Credit Suisse First Boston Mortgage Securities Corp.
0.729% due 01/25/2032 •		80	78

Credit-Based Asset Servicing & Securitization Trust
0.169% due 11/25/2036 •		35	21
0.179% due 01/25/2037 ^•		291	122

Home Equity Asset Trust
0.709% due 11/25/2032 •		1	1

HSI Asset Securitization Corp. Trust
0.159% due 10/25/2036 •		25	13

Long Beach Mortgage Loan Trust
0.669% due 10/25/2034 •		28	27

Merrill Lynch Mortgage Investors Trust
0.269% due 09/25/2037 •		39	23

Morgan Stanley ABS Capital, Inc. Trust
0.169% due 05/25/2037 •		55	50
0.209% due 11/25/2036 •		6,803	4,510

SLM Student Loan Trust
1.718% due 04/25/2023 •		2,091	2,110

Soundview Home Loan Trust
0.169% due 11/25/2036 •		257	105

Structured Asset Securities Corp. Mortgage Loan Trust
1.615% due 04/25/2035 •		5	5

Washington Mutual Asset-Backed Certificates Trust
0.169% due 10/25/2036 •		26	14

			8,306

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.8%

Bear Stearns ALT-A Trust
2.726% due 01/25/2036 ^~		649	677
3.042% due 08/25/2036 ^~		29	22

Citigroup Mortgage Loan Trust
3.056% due 08/25/2035 ~		16	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.269% due 02/25/2047 •	$89	$83
0.291% due 02/20/2047 ^•	4,052	3,189
0.531% due 03/20/2046 •	334	286
0.629% due 12/25/2035 •	33	32
0.669% due 12/25/2035 •	205	204
0.669% due 02/25/2037 •	100	84
0.709% due 08/25/2035 •	283	273
0.709% due 12/25/2035 •	788	694
0.809% due 09/25/2035 •	896	845

Countrywide Home Loan Mortgage Pass-Through Trust
0.569% due 05/25/2035 •	111	100
0.689% due 03/25/2035 ^•	397	348
0.689% due 04/25/2035 •	3	3
0.709% due 03/25/2035 •	36	30
0.749% due 03/25/2035 •	2,238	2,006
0.769% due 02/25/2035 •	8	8
0.869% due 09/25/2034 •	6	6
3.024% due 08/25/2034 ^~	5	4

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	7	8

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.209% due 10/25/2036 ^•	2	2

Downey Savings & Loan Association Mortgage Loan Trust
0.440% due 09/19/2045 •	1,286	995
0.530% due 03/19/2045 •	266	271
0.630% due 08/19/2045 •	116	114

GreenPoint Mortgage Funding Trust
0.569% due 06/25/2045 •	1,022	880

HarborView Mortgage Loan Trust
0.590% due 06/19/2035 •	218	218
0.590% due 01/19/2036 ^•	33	31
0.590% due 03/19/2036 ^•	1,000	994
0.610% due 01/19/2036 •	1,621	1,175
0.731% due 11/19/2035 •	200	186
0.771% due 09/19/2035 •	13	11
0.791% due 06/20/2035 •	47	46

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.331% due 10/25/2035 ~	15	15

Residential Accredit Loans, Inc. Trust
0.529% due 04/25/2046 •	130	53

Sequoia Mortgage Trust
0.810% due 10/19/2026 •	5	5
0.811% due 07/20/2033 •	461	461
0.924% due 10/20/2034 •	161	166

Structured Asset Mortgage Investments Trust
0.690% due 07/19/2034 •	2	2

Thornburg Mortgage Securities Trust
0.649% due 03/25/2044 •	60	59

WaMu Mortgage Pass-Through Certificates Trust
0.689% due 10/25/2045 •	15	15
0.729% due 01/25/2045 •	9	9
0.749% due 01/25/2045 •	9	9
0.749% due 07/25/2045 •	7	7
1.189% due 12/25/2046 •	96	92
1.459% due 11/25/2042 •	2	2
1.659% due 08/25/2042 •	6	6
1.707% due 02/27/2034 •	5	5
1.957% due 10/25/2046 •	28	27
1.957% due 11/25/2046 •	284	279

		15,054

U.S. GOVERNMENT AGENCIES 0.4%

Fannie Mae
0.229% due 03/25/2034 •	3	3
0.259% due 08/25/2034 •	2	2
0.468% due 09/25/2042 •	23	23
0.509% due 06/25/2029 •	1	1
1.801% due 12/01/2034 •	3	3
2.614% due 11/01/2034 •	12	13
2.633% due 12/01/2030 •	2	2
6.000% due 07/25/2044	13	15
7.000% due 09/25/2023	3	4

Freddie Mac
0.259% due 09/25/2035 •	944	940

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.389% due 09/25/2031 •		$16	$15
0.556% due 12/15/2031 •		1	1
1.459% due 10/25/2044 •		46	47
1.579% due 02/25/2045 •		21	21
1.659% due 07/25/2044 •		13	14
2.776% due 10/01/2036 •		16	17
6.500% due 07/15/2028		125	143

Ginnie Mae
2.125% (H15T1Y + 1.500%) due 11/20/2022 - 10/20/2024 ~		21	21
2.125% due 11/20/2024 •		25	25
2.250% (H15T1Y + 1.500%) due 08/20/2022 - 09/20/2025 ~		40	42
2.875% (H15T1Y + 1.500%) due 04/20/2022 - 05/20/2026 ~		25	26
2.875% due 04/20/2030 - 06/20/2030 •		219	230
3.000% (H15T1Y + 1.500%) due 03/20/2022 - 02/20/2025 ~		17	17
6.000% due 08/20/2034		283	321

Small Business Administration
4.625% due 02/01/2025		8	8
5.090% due 10/01/2025		4	5

			1,959

Total United States (Cost $30,683)			25,319

SHORT-TERM INSTRUMENTS 48.2%

JAPAN TREASURY BILLS 18.1%
(0.104)% due 05/31/2021 - 06/07/2021 (b)(c)	JPY	10,570,000	95,479

U.S. TREASURY BILLS 16.9%
0.059% due 04/29/2021 - 09/09/2021 (b)(c)(e)(g)		$89,400	89,394

U.S. TREASURY CASH MANAGEMENT BILLS 13.2%
0.080% due 05/13/2021 - 07/27/2021 (a)(b)(c)		69,700	69,698

Total Short-Term Instruments (Cost $258,791)			254,571

Total Investments in Securities (Cost $379,558)			374,305

		SHARES
INVESTMENTS IN AFFILIATES 21.1%

SHORT-TERM INSTRUMENTS 21.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 21.1%

PIMCO Short-Term Floating NAV Portfolio III		11,312,219	111,538

Total Short-Term Instruments (Cost $111,420)			111,538

Total Investments in Affiliates (Cost $111,420)			111,538

Total Investments 92.0% (Cost $490,978)			$485,843

Financial Derivative Instruments (d)(f) 1.6% (Cost or Premiums, net $(6,204))			8,600

Other Assets and Liabilities, net 6.4%			33,830

Net Assets 100.0%			$528,273

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	161

Consolidated Schedule of Investments	PIMCO International Portfolio	(Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor June Futures	06/2021	1,040	$	306,548	$(1)	$0	$(15)
Canada Government 10-Year Bond June Futures	06/2021	161		17,778	(572)	0	(66)
Euro-Schatz June Futures	06/2021	337		44,302	(4)	4	(22)

					$(577)	$4	$(103)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Buxl 30-Year Bond June Futures	06/2021	220	$	(53,157)	$(384)	$309	$(222)

Total Futures Contracts					$(961)	$313	$(325)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	06/16/2051	GBP	140,600	$(9,556)	$33,048	$23,492	$1,839	$0
Receive(1)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		5,700	489	(35)	454	78	0
Pay(1)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2026	EUR	32,200	(70)	(317)	(387)	0	(30)
Pay(1)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031		70,800	(2,029)	(809)	(2,838)	0	(125)
Receive(1)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		14,300	2,485	(148)	2,337	20	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	14,780,000	(563)	(1,434)	(1,997)	71	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		4,640,000	978	53	1,031	0	(56)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		5,850,000	531	(4,143)	(3,612)	307	0
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		1,170,000	72	(742)	(670)	65	0
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		830,000	0	(579)	(579)	47	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		1,410,000	(93)	(800)	(893)	80	0
Pay	6-Month JPY-LIBOR	0.430	Semi-Annual	03/19/2041		1,910,000	(45)	117	72	0	(126)
Pay	6-Month JPY-LIBOR	0.425	Semi-Annual	03/24/2041		1,260,000	113	(78)	35	0	(83)
Pay	6-Month JPY-LIBOR	0.410	Semi-Annual	03/25/2041		630,000	26	(26)	0	0	(42)
Receive	6-Month JPY-LIBOR	0.538	Semi-Annual	03/15/2051		3,030,000	187	(104)	83	358	0
Receive	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		1,330,000	598	82	680	154	0
Receive	6-Month JPY-LIBOR	0.570	Semi-Annual	03/19/2051		990,000	39	(95)	(56)	117	0

							$(6,838)	$23,990	$17,152	$3,136	$(462)

Total Swap Agreements							$(6,838)	$23,990	$17,152	$3,136	$(462)

162	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$313	$3,136	$3,449	$0	$(325)	$(462)	$(787)

(e)	Securities with an aggregate market value of $3,578 and cash of $26,231 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.
(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	CAD	404		$319	$0	$(3)
	04/2021	DKK	4,037		660	24	0
	04/2021	JPY	69,049		651	28	0
	04/2021		$674	DKK	4,245	0	(5)
	04/2021		8,009	GBP	5,657	0	(210)
	05/2021	NOK	5,315		$622	1	0
	05/2021		$1,024	SEK	8,501	0	(50)
	07/2021	DKK	4,245		$675	5	0

BPS	04/2021		$3,676	EUR	3,089	0	(53)
	04/2021		1,057	GBP	759	0	(11)

CBK	04/2021	AUD	983		$761	15	0
	04/2021	DKK	2,775		454	17	0
	04/2021		$321	CAD	404	1	0
	04/2021		521	DKK	3,291	0	(2)
	04/2021		1,084	JPY	115,300	0	(43)
	05/2021	CAD	404		$321	0	(1)
	05/2021		$726	SEK	6,049	0	(33)
	07/2021	DKK	3,291		$522	2	0

GLM	04/2021		1,288		210	7	0

HUS	04/2021		270,000		43,194	629	0
	04/2021	EUR	3,735		4,514	133	0
	04/2021	JPY	115,300		1,045	3	0
	04/2021		$763	EUR	634	0	(19)
	04/2021		639	JPY	70,513	0	(2)
	05/2021	JPY	70,513		$639	2	0
	05/2021		$1,045	JPY	115,300	0	(3)
	06/2021		241	SGD	324	0	0
	09/2021	MXN	4,650		$221	0	(3)

IND	04/2022	DKK	120,000		19,363	295	0

JPM	04/2021	GBP	10,584		14,748	156	0
	04/2021		$581	DKK	3,669	0	(3)
	06/2021	JPY	5,190,000		$48,914	2,012	0
	07/2021	DKK	3,669		582	3	0

SCX	04/2021		$5,734	GBP	4,168	12	0
	05/2021	GBP	4,168		$5,735	0	(12)

SSB	04/2021	JPY	1,464		14	1	0
	06/2021		5,380,000		50,967	2,351	0
	10/2021	DKK	150,000		24,089	361	0

TOR	04/2021	CAD	17,062		13,479	0	(99)
	04/2021	NOK	5,315		636	15	0
	04/2021		$13,576	CAD	17,062	2	0
	05/2021	CAD	17,063		$13,576	0	(2)

UAG	04/2021	DKK	3,105		509	19	0

Total Forward Foreign Currency Contracts						$6,094	$(554)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	163

Consolidated Schedule of Investments	PIMCO International Portfolio	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost		Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900%	03/10/2022	24,600	$	2,781	$2,702
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/15/2022	29,300		3,643	3,236

							$	6,424	$5,938

Total Purchased Options							$	6,424	$5,938

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800%	03/10/2022	60,900	$(2,517)	$(2,503)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/15/2022	73,300	(3,273)	(3,037)

Total Written Options							$(5,790)	$(5,540)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$58	$0	$0	$58	$(268)	$0	$0	$(268)	$(210)	$282	$72
BPS	0	0	0	0	(64)	0	0	(64)	(64)	0	(64)
CBK	35	0	0	35	(79)	0	0	(79)	(44)	0	(44)
DUB	0	0	0	0	0	0	0	0	0	(90)	(90)
GLM	7	5,938	0	5,945	0	(5,540)	0	(5,540)	405	(330)	75
HUS	767	0	0	767	(27)	0	0	(27)	740	(760)	(20)
IND	295	0	0	295	0	0	0	0	295	(290)	5
JPM	2,171	0	0	2,171	(3)	0	0	(3)	2,168	(2,110)	58
SCX	12	0	0	12	(12)	0	0	(12)	0	0	0
SSB	2,713	0	0	2,713	0	0	0	0	2,713	(2,470)	243
TOR	17	0	0	17	(101)	0	0	(101)	(84)	251	167
UAG	19	0	0	19	0	0	0	0	19	0	19

Total Over the Counter	$6,094	$5,938	$0	$12,032	$(554)	$(5,540)	$0	$(6,094)

(g)

Securities with an aggregate market value of $533 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

164	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$313	$313
Swap Agreements	0	0	0	0	3,136	3,136

	$0	$0	$0	$0	$3,449	$3,449

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,094	$0	$6,094
Purchased Options	0	0	0	0	5,938	5,938

	$0	$0	$0	$6,094	$5,938	$12,032

	$0	$0	$0	$6,094	$9,387	$15,481

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$325	$325
Swap Agreements	0	0	0	0	462	462

	$0	$0	$0	$0	$787	$787

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$554	$0	$554
Written Options	0	0	0	0	5,540	5,540

	$0	$0	$0	$554	$5,540	$6,094

	$0	$0	$0	$554	$6,327	$6,881

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(30)	$(30)
Futures	0	0	0	0	(44,513)	(44,513)
Swap Agreements	0	0	0	0	(11,880)	(11,880)

	$0	$0	$0	$0	$(56,423)	$(56,423)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,434	$0	$5,434
Purchased Options	0	0	0	(15)	0	(15)
Written Options	0	0	0	223	0	223
Swap Agreements	0	0	0	0	(1)	(1)

	$0	$0	$0	$5,642	$(1)	$5,641

	$0	$0	$0	$5,642	$(56,424)	$(50,782)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	29,102	29,102
Swap Agreements	0	0	0	0	48,145	48,145

	$0	$0	$0	$0	$77,253	$77,253

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,797)	$0	$(4,797)
Purchased Options	0	0	0	(3)	(487)	(490)
Written Options	0	0	0	0	251	251

	$0	$0	$0	$(4,800)	$(236)	$(5,036)

	$0	$0	$0	$(4,800)	$77,017	$72,217

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	165

Consolidated Schedule of Investments	PIMCO International Portfolio	(Cont.)	March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Canada
Sovereign Issues	$0	$8,841	$0	$8,841
Denmark
Corporate Bonds & Notes	0	85,574	0	85,574
United States
Asset-Backed Securities	0	8,306	0	8,306
Non-Agency Mortgage-Backed Securities	0	15,054	0	15,054
U.S. Government Agencies	0	1,959	0	1,959
Short-Term Instruments
Japan Treasury Bills	0	95,479	0	95,479
U.S. Treasury Bills	0	89,394	0	89,394
U.S. Treasury Cash Management Bills	0	69,698	0	69,698

	$0	$374,305	$0	$374,305

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$111,538	$0	$0	$111,538

Total Investments	$111,538	$374,305	$0	$485,843

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$313	$3,136	$0	$3,449
Over the counter	0	12,032	0	12,032

	$313	$15,168	$0	$15,481

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(325)	(462)	0	(787)
Over the counter	0	(6,094)	0	(6,094)

	$(325)	$(6,556)	$0	$(6,881)

Total Financial Derivative Instruments	$(12)	$8,612	$0	$8,600

Totals	$111,526	$382,917	$0	$494,443

There were assets and liabilities valued at $42,565 transferred from 3 to 2 during the period ended 03/31/2021. There were no other significant transfers into or out of Level 3 during the period.

166	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.2%

CORPORATE BONDS & NOTES 43.3%

BANKING & FINANCE 25.4%

AerCap Ireland Capital DAC
3.500% due 05/26/2022		$1,235	$1,270
4.450% due 12/16/2021		4,900	5,013
4.625% due 07/01/2022		9,600	10,044
5.000% due 10/01/2021		2,960	3,024

Air Lease Corp.
2.250% due 01/15/2023		2,700	2,772
2.750% due 01/15/2023		2,500	2,576
3.375% due 06/01/2021		3,225	3,240
3.500% due 01/15/2022		10,896	11,143

Ally Financial, Inc.
1.450% due 10/02/2023		600	609
4.125% due 02/13/2022		11,561	11,915

American Express Co.
2.750% due 05/20/2022		19,600	20,091

American Honda Finance Corp.
0.733% (US0003M + 0.540%) due 06/27/2022 ~		1,700	1,710

Asian Development Bank
0.194% (US0003M + 0.010%) due 12/15/2021 ~		25,840	25,846

Athene Global Funding
1.468% (US0003M + 1.230%) due 07/01/2022 ~		62,521	63,203

Aviation Capital Group LLC
2.875% due 01/20/2022		4,000	4,058

Bank of America Corp.
0.965% (US0003M + 0.770%) due 02/05/2026 ~		2,632	2,646
0.984% (US0003M + 0.790%) due 03/05/2024 ~		30,000	30,301
2.604% due 03/15/2023 •(e)	CAD	1,500	1,217
3.228% due 06/22/2022 (e)		10,000	8,213
3.301% due 04/24/2024 •(e)		13,200	11,023
4.100% due 07/24/2023		$3,100	3,350

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		10,356	10,507
1.837% (BBSW3M + 1.800%) due 06/15/2023 ~	AUD	7,500	5,809

BOC Aviation Ltd.
2.750% due 09/18/2022		$13,600	13,878

BPCE S.A.
1.652% due 10/06/2026 •		1,300	1,298

Charles Schwab Corp.
0.510% (SOFRRATE + 0.500%) due 03/18/2024 ~		23,500	23,659

CIT Group, Inc.
5.000% due 08/15/2022		3,000	3,162

Citibank N.A.
2.844% due 05/20/2022 •		500	502

Citigroup, Inc.
0.888% (SOFRRATE + 0.870%) due 11/04/2022 ~		6,700	6,725
1.214% (US0003M + 1.023%) due 06/01/2024 ~		47,900	48,530
1.292% (US0003M + 1.100%) due 05/17/2024 ~		2,200	2,232
1.621% (US0003M + 1.430%) due 09/01/2023 ~		300	305
3.390% due 11/18/2021	CAD	38,571	31,276

Citizens Bank N.A.
2.550% due 05/13/2021		$4,337	4,339

CK Hutchison International Ltd.
3.250% due 04/11/2024		4,300	4,611

CNH Industrial Capital LLC
4.875% due 04/01/2021		2,647	2,647

Cooperatieve Rabobank UA
0.705% (US0003M + 0.480%) due 01/10/2023 ~		8,900	8,951
2.750% due 01/10/2022		1,300	1,325

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group AG
1.424% (US0003M + 1.240%) due 06/12/2024 ~		$19,000	$19,200

Credit Suisse Group Funding Guernsey Ltd.
2.513% (US0003M + 2.290%) due 04/16/2021 ~		15,200	15,210
3.450% due 04/16/2021		500	500
3.800% due 09/15/2022		8,750	9,116

Danske Bank A/S
1.244% (US0003M + 1.060%) due 09/12/2023 ~		4,000	4,035
1.621% due 09/11/2026 •		7,500	7,422
2.000% due 09/08/2021		5,020	5,057
2.700% due 03/02/2022		3,615	3,690
3.001% due 09/20/2022 •		1,600	1,616

DNB Bank ASA
0.808% (US0003M + 0.620%) due 12/02/2022 ~		12,300	12,399
1.258% (US0003M + 1.070%) due 06/02/2021 ~		3,500	3,506

Ford Motor Credit Co. LLC
1.048% (US0003M + 0.810%) due 04/05/2021 ~		410	410
3.813% due 10/12/2021		2,000	2,025

General Motors Financial Co., Inc.
1.075% (US0003M + 0.850%) due 04/09/2021 ~		3,510	3,510
1.293% (US0003M + 1.100%) due 11/06/2021 ~		43,700	43,926
1.509% (US0003M + 1.310%) due 06/30/2022 ~		4,100	4,145
1.784% (US0003M + 1.550%) due 01/14/2022 ~		881	890
3.200% due 07/06/2021		12,500	12,555
3.450% due 04/10/2022		2,315	2,370
3.550% due 04/09/2021		1,021	1,021
3.550% due 07/08/2022		2,100	2,176
4.375% due 09/25/2021		5,000	5,093

Goldman Sachs Group, Inc.
0.441% due 03/08/2023 •		16,500	16,494
1.218% (US0003M + 1.000%) due 07/24/2023 ~		17,000	17,127
2.433% due 04/26/2023 •(e)	CAD	37,000	30,031
2.905% due 07/24/2023 •		$21,100	21,727

HSBC Holdings PLC
1.110% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	14,850	11,320
1.189% (US0003M + 1.000%) due 05/18/2024 ~		$60,325	60,969
1.407% (US0003M + 1.230%) due 03/11/2025 ~		10,000	10,200
1.564% (US0003M + 1.380%) due 09/12/2026 ~		5,000	5,157
3.600% due 05/25/2023		6,700	7,132

Hyundai Capital Services, Inc.
3.000% due 08/29/2022		545	562

ING Groep NV
1.238% (US0003M + 1.000%) due 10/02/2023 ~		9,975	10,135

International Lease Finance Corp.
5.875% due 08/15/2022		6,015	6,434
8.625% due 01/15/2022		1,100	1,167

JPMorgan Chase & Co.
0.590% (SOFRRATE + 0.580%) due 03/16/2024 ~		9,700	9,735
1.448% (US0003M + 1.230%) due 10/24/2023 ~		70,000	71,115

KEB Hana Bank
0.938% (US0003M + 0.700%) due 10/02/2022 ~		16,400	16,482

Kookmin Bank
1.018% (US0003M + 0.780%) due 04/03/2023 ~		3,000	3,022

Lloyds Bank PLC
0.683% (US0003M + 0.490%) due 05/07/2021 ~		4,008	4,010
2.250% due 08/14/2022		1,900	1,948

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
0.987% (US0003M + 0.800%) due 06/21/2021 ~		$7,800	$7,812
2.858% due 03/17/2023 •		22,000	22,469
2.907% due 11/07/2023 •		19,700	20,412
3.000% due 01/11/2022		1,300	1,326
3.900% due 11/23/2023	AUD	500	407

Mitsubishi UFJ Financial Group, Inc.
0.876% (US0003M + 0.700%) due 03/07/2022 ~		$29,450	29,600
0.928% (US0003M + 0.740%) due 03/02/2023 ~		56,900	57,344
1.075% (US0003M + 0.860%) due 07/26/2023 ~		18,500	18,730
3.455% due 03/02/2023		37,900	39,979

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		9,648	9,716
2.652% due 09/19/2022		38,100	39,161
3.559% due 02/28/2024		5,000	5,347

Mizuho Financial Group, Inc.
0.786% (US0003M + 0.610%) due 09/08/2024 ~		11,800	11,841
0.818% (US0003M + 0.630%) due 05/25/2024 ~		93,199	93,657
0.984% (US0003M + 0.790%) due 03/05/2023 ~		5,700	5,765
1.063% (US0003M + 0.840%) due 07/16/2023 ~		32,031	32,247
1.214% (US0003M + 0.990%) due 07/10/2024 ~		43,800	44,378

Morgan Stanley
0.725% (SOFRRATE + 0.700%) due 01/20/2023 ~		15,700	15,750
1.152% (US0003M + 0.930%) due 07/22/2022 ~		15,979	16,016
1.413% (US0003M + 1.220%) due 05/08/2024 ~		9,600	9,753
1.618% (US0003M + 1.400%) due 10/24/2023 ~		39,200	39,926

Nationwide Building Society
3.622% due 04/26/2023 •		500	516

Natwest Group PLC
1.664% (US0003M + 1.470%) due 05/15/2023 ~		80,803	81,751
1.751% (US0003M + 1.550%) due 06/25/2024 ~		180	184

Nissan Motor Acceptance Corp.
0.875% (US0003M + 0.650%) due 07/13/2022 ~		16,926	16,916
0.883% due 09/28/2022 •		67,025	67,011
1.115% (US0003M + 0.890%) due 01/13/2022 ~		14,494	14,536
2.600% due 09/28/2022		1,248	1,279
3.875% due 09/21/2023		4,000	4,267

Nomura Holdings, Inc.
1.851% due 07/16/2025		22,200	22,162
2.648% due 01/16/2025		9,000	9,311

NRW Bank
0.325% (US0003M + 0.120%) due 02/01/2022 ~		50,800	50,838

NTT Finance Corp.
0.583% due 03/01/2024		6,700	6,677

ORIX Corp.
2.650% due 04/13/2021		26,630	26,643
2.900% due 07/18/2022		37,548	38,706
3.200% due 01/19/2022		6,000	6,125

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		2,000	2,090

PNC Bank N.A.
0.672% (US0003M + 0.450%) due 07/22/2022 ~		3,100	3,104

Protective Life Global Funding
1.082% due 06/09/2023		14,700	14,896
2.615% due 08/22/2022		13,900	14,339

QNB Finance Ltd.
1.375% due 01/26/2026		8,500	8,298

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	167

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •		$13,000	$12,994
3.373% due 01/05/2024 •		4,000	4,183

Santander UK PLC
0.811% (US0003M + 0.620%) due 06/01/2021 ~		31,488	31,520
1.625% due 02/12/2023		12,000	12,279
3.400% due 06/01/2021		3,200	3,215

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		2,000	2,007

Standard Chartered PLC
1.383% (US0003M + 1.200%) due 09/10/2022 ~		66,570	66,851
2.744% due 09/10/2022 •		9,000	9,081

Sumitomo Mitsui Financial Group, Inc.
0.963% (US0003M + 0.740%) due 10/18/2022 ~		5,300	5,342
1.004% (US0003M + 0.780%) due 07/12/2022 ~		22,400	22,574
1.194% (US0003M + 0.970%) due 01/11/2022 ~		4,354	4,383
1.300% (BBSW3M + 1.270%) due 03/29/2022 ~	AUD	2,000	1,532

Sumitomo Mitsui Trust Bank Ltd.
0.850% due 03/25/2024		$32,000	32,003

Synchrony Financial
2.850% due 07/25/2022		3,400	3,492

Toronto-Dominion Bank
3.226% due 07/24/2024	CAD	200	171

Toyota Motor Credit Corp.
0.592% due 05/17/2022 •		$7,500	7,523

UBS Group AG
1.144% (US0003M + 0.950%) due 08/15/2023 ~		21,200	21,398
1.144% due 08/15/2023 •		3,600	3,634
1.395% due 05/23/2023 •		1,043	1,055
3.491% due 05/23/2023		1,200	1,239

Wells Fargo & Co.
2.094% due 04/25/2022 (e)	CAD	41,119	33,250
2.164% due 02/11/2026 •		$12,800	13,201
2.509% due 10/27/2023 (e)	CAD	29,400	24,303

Wells Fargo Bank N.A.
0.732% (US0003M + 0.510%) due 10/22/2021 ~		$800	802
0.845% (US0003M + 0.660%) due 09/09/2022 ~		650	652

Woori Bank
5.875% due 04/13/2021		350	350

			2,087,978

INDUSTRIALS 13.3%

AbbVie, Inc.
2.300% due 05/14/2021		2,700	2,701
3.450% due 03/15/2022		8,965	9,173

BAT Capital Corp.
1.074% (US0003M + 0.880%) due 08/15/2022 ~		37,088	37,376
3.222% due 08/15/2024		3,003	3,198

Bayer U.S. Finance LLC
1.194% (US0003M + 1.010%) due 12/15/2023 ~		36,000	36,512

BMW Finance NV
0.991% (US0003M + 0.790%) due 08/12/2022 ~		30,000	30,261

BMW U.S. Capital LLC
0.764% (US0003M + 0.530%) due 04/14/2022 ~		18,800	18,894
0.877% (US0003M + 0.640%) due 04/06/2022 ~		12,705	12,761
3.800% due 04/06/2023		8,000	8,509

Boeing Co.
1.167% due 02/04/2023		4,690	4,714
1.433% due 02/04/2024		7,200	7,213
2.125% due 03/01/2022		14,499	14,681
2.200% due 10/30/2022		5,564	5,625

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.700% due 05/01/2022		$2,550	$2,604
4.508% due 05/01/2023		41,459	44,424

Boston Scientific Corp.
3.375% due 05/15/2022		275	284

BP Capital Markets America, Inc.
0.840% (US0003M + 0.650%) due 09/19/2022 ~		21,603	21,720

Bristol-Myers Squibb Co.
0.574% (US0003M + 0.380%) due 05/16/2022 ~		108,000	108,385

Central Japan Railway Co.
2.200% due 10/02/2024		5,167	5,394

Central Nippon Expressway Co. Ltd.
0.994% due 03/03/2022 •		10,500	10,552
1.034% (US0003M + 0.850%) due 09/14/2021 ~		9,000	9,025
1.288% (US0003M + 1.070%) due 04/23/2021 ~		14,740	14,747
2.091% due 09/14/2021		34,967	35,228
2.362% due 05/28/2021		19,800	19,854
2.567% due 11/02/2021		10,800	10,928
2.849% due 03/03/2022		26,500	27,060

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~		74,138	76,199
4.464% due 07/23/2022		1,400	1,460
4.908% due 07/23/2025		1,400	1,589

Daimler Canada Finance, Inc.
3.050% due 05/16/2022	CAD	8,000	6,536

Daimler Finance North America LLC
0.750% due 03/01/2024		$7,300	7,268
0.865% (US0003M + 0.670%) due 11/05/2021 ~		9,700	9,731
1.032% (US0003M + 0.840%) due 05/04/2023 ~(g)		62,400	63,105
1.094% (US0003M + 0.900%) due 02/15/2022 ~		21,500	21,647

Delta Air Lines, Inc.
3.625% due 03/15/2022		5,150	5,218

Enbridge, Inc.
0.689% (US0003M + 0.500%) due 02/18/2022 ~		20,000	20,059

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~		2,000	2,007

General Motors Co.
1.083% (US0003M + 0.900%) due 09/10/2021 ~		5,065	5,079

Gilead Sciences, Inc.
1.200% due 10/01/2027		2,000	1,919

Hyundai Capital America
0.800% due 04/03/2023 (a)		45,000	44,928
1.150% due 11/10/2022		2,500	2,514
1.174% due 07/08/2021 •		3,316	3,320
1.174% (US0003M + 0.940%) due 07/08/2021 ~		6,000	6,007
2.375% due 02/10/2023		14,674	15,072
3.250% due 09/20/2022		273	283
3.950% due 02/01/2022		4,000	4,107

Imperial Brands Finance PLC
3.125% due 07/26/2024		1,010	1,068
3.500% due 07/26/2026		9,100	9,733
3.750% due 07/21/2022		12,500	12,917

John Deere Financial, Inc.
2.990% due 01/14/2022 (e)	CAD	8,600	6,982

Kansai International Airport Land Co. Ltd.
1.112% due 12/20/2021	JPY	100,000	910

Kinder Morgan, Inc.
1.521% (US0003M + 1.280%) due 01/15/2023 ~		$17,502	17,777

Kraft Heinz Foods Co.
1.015% (US0003M + 0.820%) due 08/10/2022 ~		45,266	45,356

Microchip Technology, Inc.
3.922% due 06/01/2021		4,800	4,828

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi Corp.
2.625% due 07/14/2022		$6,500	$6,678

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		8,000	8,374

NXP BV
3.875% due 09/01/2022		500	522

Penske Truck Leasing Canada, Inc.
2.850% due 12/07/2022 (e)	CAD	10,000	8,194

Penske Truck Leasing Co. LP
3.450% due 07/01/2024		$16,700	18,001

PepsiCo, Inc.
2.150% due 05/06/2024 (e)	CAD	1,900	1,562

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$17,300	17,693

Rogers Communications, Inc.
4.000% due 06/06/2022	CAD	3,748	3,095

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022		$10,750	11,167

Siemens Financieringsmaatschappij NV
0.650% due 03/11/2024		9,700	9,698

SK Telecom Co. Ltd.
3.750% due 04/16/2023		725	770

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		1,175	1,186

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		2,300	2,434

Telefonica Emisiones S.A.
4.570% due 04/27/2023		300	323

TWDC Enterprises 18 Corp.
2.758% due 10/07/2024 (e)	CAD	6,500	5,454

Utah Acquisition Sub, Inc.
3.150% due 06/15/2021		$15,790	15,840

VMware, Inc.
2.950% due 08/21/2022		3,600	3,713

Volkswagen Group of America Finance LLC
1.051% (US0003M + 0.860%) due 09/24/2021 ~		1,500	1,506
1.141% (US0003M + 0.940%) due 11/12/2021 ~		46,927	47,173
2.900% due 05/13/2022		10,815	11,104

VW Credit Canada, Inc.
2.650% due 06/27/2022 (e)	CAD	8,926	7,274
3.700% due 11/14/2022 (e)		12,000	9,996

Woolworths Group Ltd.
4.550% due 04/12/2021		$1,000	1,001

			1,092,200

SPECIALTY FINANCE 0.5%

CIMIC Group Ltd.
0.000% due 07/09/2021 (c)(e)		44,464	44,013

UTILITIES 4.1%

AT&T, Inc.
0.650% (SOFRRATE + 0.640%) due 03/25/2024 ~		10,500	10,514
1.084% (US0003M + 0.890%) due 02/15/2023 ~		16,500	16,657
4.000% due 11/25/2025 (e)	CAD	10,000	8,729

Atmos Energy Corp.
0.565% (US0003M + 0.380%) due 03/09/2023 ~		$27,900	27,905
0.625% due 03/09/2023		14,700	14,707

British Transco International Finance BV
0.000% due 11/04/2021 (c)		4,300	4,291

CenterPoint Energy, Inc.
3.600% due 11/01/2021		200	204

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021		600	620

Enel Finance International NV
2.750% due 04/06/2023		269	280
2.875% due 05/25/2022		1,200	1,231
4.250% due 09/14/2023		7,000	7,580

168	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Evergy, Inc.
4.850% due 06/01/2021		$2,000	$2,000

FirstEnergy Corp.
3.350% due 07/15/2022		5,700	5,788

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022		10,000	10,237

KT Corp.
0.380% due 07/06/2021	JPY	800,000	7,226

NextEra Energy Capital Holdings, Inc.
0.908% (US0003M + 0.720%) due 02/25/2022 ~		$16,109	16,191
2.403% due 09/01/2021		4,700	4,741
2.900% due 04/01/2022		3,700	3,793

Pacific Gas & Electric Co.
1.670% (US0003M + 1.480%) due 06/16/2022 ~		27,400	27,437
1.750% due 06/16/2022		47,500	47,574
3.250% due 06/15/2023		1,400	1,457
3.400% due 08/15/2024		1,200	1,271
3.750% due 02/15/2024		5,300	5,634
3.850% due 11/15/2023		5,300	5,621
4.250% due 08/01/2023		800	853

Sinopec Group Overseas Development Ltd.
2.000% due 09/29/2021		500	503

Southern California Edison Co.
0.454% (US0003M + 0.270%) due 12/03/2021 ~		36,100	36,123
0.650% (SOFRRATE + 0.640%) due 04/03/2023 ~(a)		48,000	48,060

Verizon Communications, Inc.
1.298% (US0003M + 1.100%) due 05/15/2025 ~		16,100	16,468

Vodafone Group PLC
1.087% (BBSW3M + 1.050%) due 12/13/2022 ~	AUD	700	535

			334,230

Total Corporate Bonds & Notes (Cost $3,529,945)			3,558,421

MUNICIPAL BONDS & NOTES 0.0%

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
0.348% (US0003M + 0.130%) due 10/25/2036 ~		$1,121	1,101

Total Municipal Bonds & Notes (Cost $1,104)			1,101

U.S. GOVERNMENT AGENCIES 22.5%

Fannie Mae
0.409% due 01/25/2048 •		2,779	2,786
0.423% due 03/25/2048 - 06/25/2048 •		20,030	20,047
0.443% due 08/25/2044 - 01/25/2045 •		11,189	11,103
0.468% due 12/25/2048 •		16,746	16,619
0.473% due 08/25/2044 - 05/25/2058 •		149,727	149,867
0.509% due 09/25/2043 - 07/25/2050 •		19,810	20,010
0.523% due 07/25/2044 - 09/25/2049 •		27,167	27,159
0.543% due 11/25/2046 •		3,263	3,263
0.559% due 07/25/2049 - 08/25/2049 •		53,130	53,750
0.563% due 12/25/2046 •		2,762	2,764
0.573% due 07/25/2046 •		30,997	31,036
0.609% due 12/25/2049 - 08/25/2059 •		57,181	57,757
0.875% due 12/18/2026		104,200	102,529
1.250% due 05/25/2043		11,723	11,789

Federal Home Loan Bank
0.900% due 02/26/2027 (i)		95,500	93,632
0.960% due 03/05/2026		53,500	53,345
1.020% due 02/24/2027		100,000	98,667

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.443% due 05/15/2038 •		$4,665	$4,695
0.453% due 05/15/2041 •		4,752	4,759
0.463% due 06/15/2040 •		4,393	4,394
0.473% due 12/15/2036 - 09/15/2044 •		433,682	434,629
0.506% due 06/15/2035 - 12/15/2046 •		23,347	23,558
0.509% due 07/25/2050 •		9,051	9,143
0.523% due 01/15/2037 - 01/15/2040 •		110,757	111,965
0.536% due 06/15/2036 •		1,250	1,263
0.556% due 11/15/2044 - 08/15/2049 •		12,833	12,886
0.563% due 11/15/2042 •		2,239	2,263
0.573% due 12/15/2037 - 05/15/2038 •		5,802	5,785
0.590% due 10/08/2025		61,000	60,293
0.600% due 10/15/2025 (i)(k)		51,500	50,900
0.600% due 10/20/2025 - 10/27/2025		95,800	94,442
0.650% due 10/22/2025		29,700	29,509
0.656% due 06/15/2041 •		5,186	5,268
0.800% due 10/27/2026		71,200	69,822
1.500% due 12/15/2042		5,401	5,439
2.500% due 10/25/2048		4,676	4,829

Ginnie Mae
0.320% due 06/20/2066 •		59	59
0.400% due 02/20/2046 •		21,750	21,638
0.411% due 03/20/2037 •		1,483	1,488
0.421% due 04/20/2037 •		1,612	1,616
0.515% due 02/20/2043 •		32,605	32,524
0.561% due 04/20/2049 •		10,630	10,704
0.590% due 06/20/2067 •		471	473
0.620% due 04/20/2061 •		1,115	1,120
0.750% due 03/20/2065 •		8,329	8,417
0.811% due 04/20/2070 •		21,677	22,225
0.821% due 07/20/2049 •		2,781	2,814
0.870% due 08/20/2067 •		2,156	2,182
0.920% due 05/20/2066 •		5,039	5,126
0.966% due 08/20/2062 ~		3,395	3,398
1.080% due 11/20/2067 •		1,314	1,335
1.249% due 09/20/2067 •		14,463	14,733
1.438% due 07/20/2067 •		7,580	7,720
1.586% due 06/20/2067 •		4,871	4,944
1.904% due 04/20/2067 •		4,771	4,841
2.500% due 01/20/2049 - 10/20/2049		8,692	9,107

Total U.S. Government Agencies (Cost $1,852,590)			1,848,429

U.S. TREASURY OBLIGATIONS 2.9%

U.S. Treasury Notes
0.750% due 01/31/2028 (k)		251,300	240,777

Total U.S. Treasury Obligations (Cost $247,078)			240,777

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.5%

280 Park Avenue Mortgage Trust
0.986% due 09/15/2034 •		15,000	15,022

AREIT Trust
2.726% due 04/15/2037 •		20,900	21,222

Ashford Hospitality Trust
1.006% due 04/15/2035 •		6,063	6,061

Atrium Hotel Portfolio Trust
1.056% due 06/15/2035 •		5,000	5,006

Avon Finance PLC
0.949% due 09/20/2048 •	GBP	38,285	52,875

Bancorp Commercial Mortgage Trust
1.156% due 09/15/2036 •		$11,042	11,050

Brass PLC
0.894% due 11/16/2066 •		7,355	7,395

BXMT Ltd.
1.508% due 03/15/2037 •		25,000	25,106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Commercial Mortgage Trust
3.024% due 09/10/2045		$17,501	$17,817

Commercial Mortgage Trust
3.373% due 10/10/2048		1,785	1,888
3.391% due 05/15/2045		1,485	1,509

CSAIL Commercial Mortgage Trust
3.351% due 04/15/2050		3,863	4,048

DBCG Mortgage Trust
0.806% due 06/15/2034 •		9,000	9,004

Eurosail PLC
0.000% due 03/13/2045 •	EUR	3,111	3,628

Exantas Capital Corp. Ltd.
1.108% due 04/15/2036 •		$7,996	8,007

Fannie Mae
3.500% due 06/25/2048		12,442	13,088

Gosforth Funding PLC
0.638% due 08/25/2060 •		11,341	11,365
0.660% due 12/19/2059 •		275	275

GPMT Ltd.
1.010% due 11/21/2035 •		633	634

GS Mortgage Securities Corp. Trust
3.419% due 10/10/2032		24,000	24,549

GS Mortgage Securities Trust
3.707% due 08/10/2044		15,503	15,527

Harben Finance PLC
0.860% due 08/20/2056 •	GBP	3,039	4,195

Hawksmoor Mortgage Funding PLC
1.100% due 05/25/2053 •		11,271	15,592

Hawksmoor Mortgages
1.100% due 05/25/2053 •		54,040	74,755

JP Morgan Chase Commercial Mortgage Securities Trust
1.106% due 06/15/2032 •		$11,770	11,788
3.093% due 07/05/2032		5,462	5,595

Lehman XS Trust
0.649% due 12/25/2035 •		514	506

MF1 Ltd.
1.239% due 12/25/2034 •		17,977	18,055

MFA Trust
1.381% due 04/25/2065 ~		21,951	22,159

New Residential Mortgage Loan Trust
3.500% due 12/25/2057 ~		6,156	6,447

PFP Ltd.
1.156% due 04/14/2037 •		15,019	15,076

Residential Mortgage Securities PLC
1.299% due 06/20/2070 •	GBP	1,922	2,674

Ripon Mortgages PLC
0.860% due 08/20/2056 •		4,366	6,027

Rosslyn Portfolio Trust
1.939% due 06/15/2033 •		$12,371	12,388

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		4,671	4,727

Stratton Mortgage Funding PLC
0.880% due 03/12/2044 •	GBP	4,522	6,236
0.949% due 07/20/2060 •		9,850	13,570

Taurus UK DAC
0.000% due 05/17/2031 •		15,900	21,970

Towd Point Mortgage Funding PLC
0.950% due 05/20/2045 •		21,730	30,063
1.058% due 10/20/2051 •		754	1,046

Tower Bridge Funding PLC
0.984% due 03/20/2056 •		664	915

Trinity Square PLC
0.899% due 07/15/2059 •		33,600	46,308

Twin Bridges PLC
1.030% due 12/12/2052 •		1,089	1,505

UBS Commercial Mortgage Trust
3.400% due 05/10/2045		$19,896	20,210

Verus Securitization Trust
1.262% due 10/25/2063 ~		1,129	1,130

Wells Fargo Commercial Mortgage Trust
0.956% due 12/13/2031 •		5,000	4,923

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	169

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo-RBS Commercial Mortgage Trust
0.668% due 08/15/2047 •		$11,373	$11,317
2.695% due 03/15/2045		99	101

Total Non-Agency Mortgage-Backed Securities (Cost $600,175)			614,354

ASSET-BACKED SECURITIES 15.6%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		21,845	21,992

American Money Management Corp. CLO Ltd.
1.167% due 04/14/2029 •		600	601

Ares European CLO
0.660% due 10/15/2030 •(a)	EUR	21,300	24,977

Atrium Corp.
1.052% due 04/22/2027 •		$9,210	9,212

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	11,359	13,331

Babson Euro CLO BV
0.277% due 10/25/2029 •		4,496	5,268

Barings Euro CLO BV
0.680% due 07/27/2030 •		9,354	10,969

Benefit Street Partners CLO Ltd.
1.003% due 07/18/2027 •		$606	606

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	5,508	6,463

Blackrock European CLO DAC
0.620% due 10/15/2031 •		33,400	39,146

BMW Canada Auto Trust
0.502% due 07/20/2024	CAD	16,600	13,145
1.956% due 09/20/2022		12,028	9,621

Brookside Mill CLO Ltd.
1.043% due 01/17/2028 •		$4,108	4,106

Cairn CLO BV
0.600% due 04/30/2031 •	EUR	24,200	28,378

Canadian Pacer Auto Receivables Trust
0.310% due 11/21/2022 •		$9,780	9,779

Carrington Mortgage Loan Trust
1.344% due 10/20/2029 •		15,500	15,509
1.453% due 10/17/2029 •		5,000	5,003

Catamaran CLO Ltd.
1.313% due 01/18/2029 •		11,000	11,011

Chesapeake Funding LLC
0.476% due 08/15/2030 •		6,153	6,159
1.910% due 08/15/2029		401	402
1.950% due 09/15/2031		10,031	10,173

CIFC Funding Ltd.
1.078% due 10/25/2027 •		14,426	14,399

CNH Equipment Trust
2.520% due 08/15/2024		11,760	11,978

Commonbond Student Loan Trust
2.550% due 05/25/2041		454	466

CoreVest American Finance Trust
2.968% due 10/15/2049		1,644	1,655

Denali Capital CLO LLC
1.265% due 10/26/2027 •		4,385	4,390

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	20,300	23,805

Dryden Senior Loan Fund
1.141% due 10/15/2027 •		$12,945	12,950

ECMC Group Student Loan Trust
0.859% due 02/27/2068 •		15,966	16,023

Enterprise Fleet Financing LLC
1.780% due 12/22/2025		24,937	25,289

Evergreen Credit Card Trust
0.476% due 10/16/2023 •		39,500	39,555

Flagship CLO Ltd.
1.073% due 01/16/2026 •		839	840

Ford Auto Securitization Trust
0.516% due 08/15/2022	CAD	21,317	16,987
0.887% due 08/15/2024		27,100	21,645

Ford Credit Floorplan Master Owner Trust
2.230% due 09/15/2024		$33,900	34,809

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gallatin CLO Ltd.
1.274% due 01/21/2028 •		$13,377	$13,392
1.541% (US0003M + 1.050%) due 07/15/2027 ~		26,529	26,532

GLS Auto Receivables Issuer Trust
0.690% due 10/16/2023		6,965	6,975

GMF Canada Leasing Trust
0.561% due 07/20/2022	CAD	7,390	5,888

GMF Floorplan Owner Revolving Trust
0.680% due 08/15/2025		$3,100	3,110
0.690% due 10/15/2025		3,000	3,011

Halcyon Loan Advisors Funding Ltd.
1.143% due 04/20/2027 •		4,060	4,052

Harvest CLO DAC
0.000% due 07/15/2031 (a)(c)	EUR	250	293
0.630% due 11/18/2029 •		6,894	8,095
0.640% due 10/15/2031 •		21,400	25,084
0.760% due 07/15/2031 •(a)		17,050	19,994

HERA Commercial Mortgage Ltd.
1.170% due 02/18/2038 •		$4,000	4,003

Hertz Fleet Lease Funding LP
0.576% due 01/10/2033 •		3,509	3,517
0.606% due 05/10/2032 •		1,707	1,707

HPEFS Equipment Trust
2.210% due 09/20/2029		2,700	2,718

Jubilee CLO BV
0.258% due 12/15/2029 •	EUR	8,285	9,701
0.600% due 04/15/2030 •		9,900	11,609
0.610% due 04/15/2030 •(a)		15,300	17,942
0.650% due 04/15/2031 •		29,600	34,711

LCM LP
1.264% due 10/20/2027 •		$5,637	5,638

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	3,600	4,221

Marathon CLO Ltd.
1.052% due 11/21/2027 •		$6,294	6,297

Master Credit Card Trust
0.601% due 07/21/2024 •		10,000	10,063

MF1 Ltd.
1.806% due 11/15/2035 •		26,300	26,484

MidOcean Credit CLO
1.474% due 01/20/2029 •		10,000	10,011

Monarch Grove CLO
1.098% due 01/25/2028 •		18,395	18,388

Mountain View CLO Ltd.
1.045% due 10/13/2027 •		3,042	3,042

Navient Private Education Loan Trust
1.106% due 04/15/2069 •		7,462	7,498
1.356% due 02/15/2029 •		2,359	2,375

Navient Private Education Refi Loan Trust
0.456% due 11/15/2068 •		2,050	2,050
1.310% due 01/15/2069		28,426	28,632
1.690% due 05/15/2069		9,702	9,868

Navient Student Loan Trust
0.379% due 02/27/2068 •		1,229	1,231
0.459% due 03/25/2067 •		11,823	11,814
0.489% due 03/25/2067 •		8,099	8,098
0.859% due 03/25/2066 •		1,402	1,406

Nelnet Student Loan Trust
0.809% due 09/27/2038 •		17,408	17,365
0.959% due 02/25/2066 •		10,473	10,482

Oak Hill European Credit Partners Designated Activity Co.
0.730% due 01/20/2032 •	EUR	3,700	4,326

OCP CLO Ltd.
1.035% due 10/26/2027 •		$8,867	8,876
1.041% due 07/15/2027 •		2,004	2,004

Octagon Investment Partners Ltd.
1.091% due 07/15/2027 •		4,992	4,992

Santander Retail Auto Lease Trust
1.890% due 09/20/2022		5,149	5,173

Silver Arrow Canada LP
2.361% due 01/15/2023	CAD	20,529	16,397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLC Student Loan Trust
0.284% due 09/15/2026 •		$73	$73
0.294% due 03/15/2027 •		2,637	2,628
0.304% due 06/15/2029 •		1,571	1,565

SLM Student Loan Trust
0.308% due 01/26/2026 •		4,866	4,865
0.338% due 01/25/2027 •		2,608	2,602
0.559% due 06/25/2043 •		20,635	20,460
0.734% due 12/15/2025 •		1,824	1,825
0.759% due 12/27/2038 •		11,277	11,343
0.759% due 06/25/2055 •		11,919	12,015
0.768% due 01/25/2028 •		1,472	1,473
0.818% due 10/25/2029 •		31,114	31,074
0.868% due 01/25/2022 •		1,201	1,167

SMB Private Education Loan Trust
1.206% due 07/15/2053 •		2,370	2,414
1.256% due 05/15/2026 •		1,761	1,764
1.290% due 07/15/2053		19,384	19,446
2.340% due 09/15/2034		5,079	5,215
2.430% due 02/17/2032		5,819	5,961
2.700% due 05/15/2031		5,708	5,879
2.750% due 07/15/2027		233	236

SoFi Professional Loan Program LLC
0.809% due 03/26/2040 •		316	317
1.309% due 06/25/2033 •		403	406
2.130% due 11/16/2048		1,884	1,892
2.360% due 12/27/2032		525	531

Sound Point CLO Ltd.
1.274% due 10/20/2028 •		20,700	20,728

St Paul’s CLO DAC
0.850% due 04/25/2030 •	EUR	5,250	6,165

Structured Asset Securities Corp. Mortgage Loan Trust
0.679% due 05/25/2035 •		$3,850	3,845

Symphony CLO Ltd.
1.121% due 04/15/2028 •		6,185	6,195

Telos CLO Ltd.
1.173% due 04/17/2028 •		9,983	9,983

Towd Point Mortgage Trust
0.718% due 02/25/2057 •		2,300	2,301
1.636% due 04/25/2060 ~		74,550	75,181
2.710% due 01/25/2060 ~		26,110	26,968
2.900% due 10/25/2059 ~		9,629	10,073

Tralee CLO Ltd.
1.254% due 10/20/2027 •		11,565	11,569

Venture CLO Ltd.
1.091% due 01/15/2028 •		10,298	10,299
1.121% due 04/15/2027 •		7,592	7,601
1.324% due 01/20/2029 •		13,500	13,512
1.399% due 07/15/2031 •		7,850	7,852

Voya CLO Ltd.
0.938% due 07/25/2026 •		1,412	1,412

Voya Euro CLO DAC
0.750% due 10/15/2030 •	EUR	1,450	1,701

WhiteHorse Ltd.
1.153% due 04/17/2027 •		$1,064	1,065
1.383% due 07/17/2026 •		145	145

Wind River CLO Ltd.
1.111% due 10/15/2027 •		3,076	3,081

World Omni Select Auto Trust
0.470% due 06/17/2024		4,365	4,368

Z Capital Credit Partners CLO Ltd.
1.173% due 07/16/2027 •		7,716	7,721

Zais CLO Ltd.
1.391% due 04/15/2028 •		17,163	17,185

Total Asset-Backed Securities (Cost $1,285,997)			1,283,808

SOVEREIGN ISSUES 2.5%

Aichi Prefecture
0.891% due 05/30/2022	JPY	200,000	1,825

Emirate of Abu Dhabi Government International Bond
0.750% due 09/02/2023		$3,100	3,114

170	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Export-Import Bank of India
1.182% (US0003M + 1.000%) due 08/21/2022 ~		$16,705	$16,729
3.125% due 07/20/2021		8,448	8,507

Export-Import Bank of Korea
0.726% (US0003M + 0.525%) due 06/25/2022 ~		2,400	2,410
0.960% (BBSW3M + 0.950%) due 10/30/2023 ~	AUD	1,500	1,156

Industrial Bank of Korea
2.125% due 10/23/2024		$1,600	1,685

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	169,200	50,632
5.500% due 01/31/2022		178,400	55,835

Japan Finance Organization for Municipalities
1.149% due 07/28/2021	JPY	2,000,000	18,095
2.000% due 04/21/2022		$5,796	5,903
2.625% due 04/20/2022		3,200	3,276

Korea Development Bank
0.500% due 10/27/2023		1,700	1,701
0.713% (US0003M + 0.475%) due 10/01/2022 ~		750	753
1.012% (US0003M + 0.800%) due 10/30/2022 ~		5,100	5,145

Province of Alberta
3.350% due 11/01/2023		7,700	8,275

Qatar Government International Bond
2.375% due 06/02/2021		15,880	15,940
4.500% due 01/20/2022		6,900	7,132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tokyo Metropolitan Government
0.990% due 09/17/2021	JPY	200,000	$1,814

Total Sovereign Issues (Cost $214,772)			209,927

SHORT-TERM INSTRUMENTS 7.9%

CERTIFICATES OF DEPOSIT 0.2%

Sumitomo Mitsui Banking Corp.
0.604% (US0003M + 0.380%) due 10/12/2021 ~		$14,300	14,327

COMMERCIAL PAPER 0.9%

Exelon Generation Co.
0.609% due 04/15/2021 (d)		13,800	13,799
0.609% due 04/22/2021 (d)		60,000	59,994

			73,793

REPURCHASE AGREEMENTS (f) 5.8%
			474,226

SHORT-TERM NOTES 0.3%

Federal Home Loan Bank
0.015% due 05/19/2021 - 06/30/2021 (c)(d)		23,600	23,600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL TREASURY BILLS 0.7%
(0.026)% due 05/05/2021 - 11/30/2021 (b)(c)	ILS	186,900	$55,948

U.S. TREASURY BILLS 0.0%
0.048% due 04/29/2021 (c)(d)(k)		$271	271

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.047% due 07/06/2021 (c)(d)(k)		883	883

Total Short-Term Instruments (Cost $644,158)			643,048

Total Investments in Securities (Cost $8,375,819)			8,399,865

Total Investments 102.2% (Cost $8,375,819)			$8,399,865

Financial Derivative Instruments (h)(j) 0.2% (Cost or Premiums, net $114)			12,501

Other Assets and Liabilities, net (2.4)%			(196,392)

Net Assets 100.0%			$8,215,974

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T, Inc.	4.000%	11/25/2025	10/02/2020	$ 8,320	$8,729	0.11%
Bank of America Corp.	2.604	03/15/2023	10/14/2020 - 10/02/2020	1,153	1,217	0.01
Bank of America Corp.	3.228	06/22/2022	10/15/2020	7,812	8,213	0.10
Bank of America Corp.	3.301	04/24/2024	10/16/2020 - 11/24/2020	10,499	11,023	0.13
CIMIC Group Ltd.	0.000	07/09/2021	02/23/2021	44,036	44,013	0.54
Goldman Sachs Group, Inc.	2.433	04/26/2023	10/20/2020 - 10/26/2020	28,599	30,031	0.37
John Deere Financial, Inc.	2.990	01/14/2022	09/25/2020 - 12/01/2020	6,595	6,982	0.08
Penske Truck Leasing Canada, Inc.	2.850	12/07/2022	03/09/2021	8,147	8,194	0.10
PepsiCo, Inc.	2.150	05/06/2024	10/21/2020	1,508	1,562	0.02
TWDC Enterprises 18 Corp.	2.758	10/07/2024	09/28/2020 - 11/30/2020	5,256	5,454	0.07
VW Credit Canada, Inc.	2.650	06/27/2022	10/05/2020	6,870	7,274	0.09
VW Credit Canada, Inc.	3.700	11/14/2022	12/14/2020	9,846	9,996	0.12
Wells Fargo & Co.	2.094	04/25/2022	12/08/2020 - 03/29/2021	32,705	33,250	0.40
Wells Fargo & Co.	2.509	10/27/2023	10/15/2020 - 03/29/2021	24,012	24,303	0.30

				$ 195,358	$200,241	2.44%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	171

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.010%	04/01/2021	04/05/2021	$29,400	U.S. Treasury Notes 1.625% due 12/15/2022	$(29,994)	$29,400	$29,400
BRC	0.010	03/31/2021	04/01/2021	100,000	U.S. Treasury Notes 0.125% due 12/31/2022	(101,998)	100,000	100,000
FICC	0.000	03/31/2021	04/01/2021	10,183	U.S. Treasury Notes 0.500% due 03/15/2023	(10,387)	10,183	10,183
JPS	0.020	03/31/2021	04/01/2021	20,400	U.S. Treasury Inflation Protected Securities 0.125% due 10/15/2025	(20,813)	20,400	20,400
SOG	0.120	03/25/2021	04/14/2021	71,258	United Kingdom Gilt 1.250% due 11/22/2055	(70,922)	71,258	71,259
	0.120	03/25/2021	04/16/2021	242,985	United Kingdom Gilt 0.125% due 03/22/2046 - 03/22/2068	(242,218)	242,985	242,991

Total Repurchase Agreements						$(476,332)	$474,226	$474,233

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
TDM	(0.100)%	03/23/2021	TBD	(3)	$(1,670)	$(1,670)

Total Reverse Repurchase Agreements						$(1,670)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$29,400	$0	$0	$29,400	$(29,994)	$(594)
BRC	100,000	0	0	100,000	(101,998)	(1,998)
FICC	10,183	0	0	10,183	(10,387)	(204)
JPS	20,400	0	0	20,400	(20,813)	(413)
SOG	314,250	0	0	314,250	(322,610)	(8,360)
TDM	0	(1,670)	0	(1,670)	1,719	49

Total Borrowings and Other Financing Transactions	$474,233	$(1,670)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,670)	$(1,670)

Total Borrowings	$0	$0	$0	$(1,670)	$(1,670)

Payable for reverse repurchase agreements					$(1,670)

(g)	Securities with an aggregate market value of $1,719 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(502,213) at a weighted average interest rate of 0.704%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

172	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	5,889	$1,299,859	$(459)	$0	$(276)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	10,034	$(1,238,180)	$11,662	$1,646	$0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	2,175	(312,520)	9,082	748	0

				$20,744	$2,394	$0

Total Futures Contracts				$20,285	$2,394	$(276)

SWAP AGREEMENTS:

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(1)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$833,000	$0	$(245)	$(245)	$60	$0
3-Month USD-LIBOR(1)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	637,200	0	(191)	(191)	46	0

					$0	$(436)	$(436)	$106	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300%	Annual	03/01/2022	198,100	$114	$(4,588)	$(4,474)	$0	$(12)

Total Swap Agreements						$114	$(5,024)	$(4,910)	$106	$(12)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,394	$106	$2,500	$0	$(276)	$(12)	$(288)

(i)	Securities with an aggregate market value of $18,536 and cash of $7,022 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	173

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	CAD	3,860		$3,068	$0	$(4)
	04/2021	EUR	82,320		100,042	3,507	0
	04/2021	GBP	144,466		204,553	5,464	0
	04/2021		$235,364	EUR	200,386	0	(377)
	05/2021	AUD	7,279		$5,637	104	0
	05/2021	CAD	379,551		298,896	0	(3,195)
	05/2021	EUR	200,386		235,497	378	0
	05/2021	ILS	33,903		10,297	148	0
	05/2021	JPY	59,300		561	25	0
	05/2021		$75,941	EUR	62,020	0	(3,152)
	05/2021		204,574	GBP	144,466	0	(5,460)
	05/2021		886	ILS	2,902	0	(17)

BPS	04/2021	CAD	389,692		$311,861	1,712	0
	04/2021	EUR	93,966		112,253	2,062	0
	04/2021	JPY	59,300		559	23	0
	04/2021		$20,849	AUD	27,279	0	(116)
	04/2021		82,163	CAD	103,610	308	(10)
	05/2021	AUD	27,279		$20,851	115	0
	05/2021	CAD	101,798		80,714	0	(308)
	05/2021		$311,857	CAD	389,692	0	(1,695)
	05/2021		559	JPY	59,300	0	(23)
	06/2021	JPY	300,000		$2,871	160	0
	07/2021		800,000		7,570	339	0
	09/2021		900,000		8,611	470	0
	10/2021		600,000		5,784	354	0
	11/2021		320,000		3,084	186	0
	12/2021		950,000		9,114	506	0
	12/2021		$29,096	JPY	3,000,000	0	(1,914)
	05/2022	JPY	200,000		$1,909	92	0

CBK	04/2021	AUD	10,879		8,401	132	0
	04/2021		$226,281	CAD	284,646	472	(208)
	05/2021	CAD	248,030		$196,940	0	(469)
	05/2021	GBP	144,466		200,799	1,685	0
	07/2021	JPY	2,000,000		19,392	1,312	0
	09/2021		1,200,000		11,530	676	0
	10/2021	ILS	8,002		2,419	16	0
	11/2021		314,260		96,807	2,346	0
	11/2021	JPY	1,300,000		12,504	731	0
	12/2021		100,000		962	56	0
	01/2022	ILS	198,104		62,140	2,519	0

HUS	04/2021	AUD	14,901		11,868	543	0
	04/2021	CAD	10,387		8,209	0	(57)
	04/2021	EUR	27,800		32,929	328	0
	04/2021	GBP	56,279		77,698	322	(182)
	04/2021		$4,416	EUR	3,700	0	(77)
	04/2021		1,798	GBP	1,305	1	0
	05/2021	EUR	62,020		$74,987	2,197	0
	05/2021		$11,869	AUD	14,901	0	(541)
	05/2021		2,127	ILS	6,927	0	(53)
	11/2021		15,668	JPY	1,620,000	0	(997)

MYI	04/2021	AUD	1,499		$1,161	22	0
	04/2021		$1,035	CAD	1,309	7	0
	04/2021		538	JPY	59,300	0	(2)
	05/2021	AUD	7,622		$5,938	144	0
	05/2021	CAD	14,725		11,657	0	(63)
	05/2021	JPY	59,300		538	3	0
	05/2021		$1,113	CAD	1,399	1	0
	12/2021	JPY	3,000,000		$29,213	2,031	0

RBC	04/2021		$7,356	CAD	9,213	0	(24)
	05/2021		2,511		3,185	24	0

RYL	06/2021		965	JPY	100,000	0	(61)
	09/2021		18,353		1,900,000	0	(1,167)
	10/2021		5,798		600,000	0	(368)

174	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	04/2021		$1,027	CAD	1,301	$9	$0
	04/2021		276,177	GBP	200,745	471	0
	05/2021	GBP	200,745		$276,204	0	(470)

SSB	06/2021		$1,929	JPY	200,000	0	(122)
	12/2021		9,187		950,000	0	(580)

Total Forward Foreign Currency Contracts						$32,001	$(21,712)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$9,626	$0	$0	$9,626	$(12,205)	$0	$0	$(12,205)	$(2,579)	$935	$(1,644)
BPS	6,327	0	0	6,327	(4,066)	0	0	(4,066)	2,261	(2,200)	61
CBK	9,945	0	0	9,945	(677)	0	0	(677)	9,268	(9,734)	(466)
HUS	3,391	0	0	3,391	(1,907)	0	0	(1,907)	1,484	(1,930)	(446)
MYI	2,208	0	0	2,208	(65)	0	0	(65)	2,143	(2,065)	78
RBC	24	0	0	24	(24)	0	0	(24)	0	0	0
RYL	0	0	0	0	(1,596)	0	0	(1,596)	(1,596)	1,517	(79)
SCX	480	0	0	480	(470)	0	0	(470)	10	0	10
SSB	0	0	0	0	(702)	0	0	(702)	(702)	524	(178)

Total Over the Counter	$32,001	$0	$0	$32,001	$(21,712)	$0	$0	$(21,712)

(k)

Securities with an aggregate market value of $2,976 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,394	$2,394
Swap Agreements	0	0	0	0	106	106

	$0	$0	$0	$0	$2,500	$2,500

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32,001	$0	$32,001

	$0	$0	$0	$32,001	$2,500	$34,501

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$276	$276
Swap Agreements	0	0	0	0	12	12

	$0	$0	$0	$0	$288	$288

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,712	$0	$21,712

	$0	$0	$0	$21,712	$288	$22,000

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	175

Consolidated Schedule of Investments	PIMCO Short Asset Portfolio	(Cont.)	March 31, 2021

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$660	$660
Swap Agreements	0	(9,416)	0	0	(81,398)	(90,814)

	$0	$(9,416)	$0	$0	$(80,738)	$(90,154)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(43,352)	$0	$(43,352)
Swap Agreements	0	0	0	0	(1)	(1)

	$0	$0	$0	$(43,352)	$(1)	$(43,353)

	$0	$(9,416)	$0	$(43,352)	$(80,739)	$(133,507)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$20,888	$20,888
Swap Agreements	0	0	0	0	81,810	81,810

	$0	$0	$0	$0	$102,698	$102,698

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,444	$0	$20,444

	$0	$0	$0	$20,444	$102,698	$123,142

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,087,978	$0	$2,087,978
Industrials	0	1,092,200	0	1,092,200
Specialty Finance	0	44,013	0	44,013
Utilities	0	334,230	0	334,230
Municipal Bonds & Notes
Pennsylvania	0	1,101	0	1,101
U.S. Government Agencies	0	1,848,429	0	1,848,429
U.S. Treasury Obligations	0	240,777	0	240,777
Non-Agency Mortgage-Backed Securities	0	614,354	0	614,354
Asset-Backed Securities	0	1,283,808	0	1,283,808
Sovereign Issues	0	209,927	0	209,927
Short-Term Instruments
Certificates of Deposit	0	14,327	0	14,327
Commercial Paper	0	73,793	0	73,793
Repurchase Agreements	0	474,226	0	474,226
Short-Term Notes	0	23,600	0	23,600
Israel Treasury Bills	0	55,948	0	55,948
U.S. Treasury Bills	0	271	0	271
U.S. Treasury Cash Management Bills	0	883	0	883

Total Investments	$0	$8,399,865	$0	$8,399,865

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2,394	$106	$0	$2,500
Over the counter	0	32,001	0	32,001

	$2,394	$32,107	$0	$34,501

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(276)	(12)	0	(288)
Over the counter	0	(21,712)	0	(21,712)

	$(276)	$(21,724)	$0	$(22,000)

Total Financial Derivative Instruments	$2,118	$10,383	$0	$12,501

Totals	$2,118	$8,410,248	$0	$8,412,366

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

176	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.9%

CORPORATE BONDS & NOTES 26.6%

BANKING & FINANCE 20.6%

ABN AMRO Bank NV
0.760% (US0003M + 0.570%) due 08/27/2021 ~		$34,600	$34,681
3.400% due 08/27/2021		4,000	4,050

African Development Bank
0.194% (US0003M + 0.010%) due 12/15/2021 ~		152,000	152,031

AIG Global Funding
3.350% due 06/25/2021		19,450	19,589

Ally Financial, Inc.
4.125% due 02/13/2022		11,861	12,225

American Express Co.
0.795% (US0003M + 0.600%) due 11/05/2021 ~		10,600	10,629
0.802% (US0003M + 0.620%) due 05/20/2022 ~		4,262	4,287
3.700% due 11/05/2021		10,600	10,783

American Honda Finance Corp.
0.527% (US0003M + 0.350%) due 06/11/2021 ~		49,200	49,232
0.545% (US0003M + 0.350%) due 11/05/2021 ~		19,355	19,392
0.795% (US0003M + 0.610%) due 09/09/2021 ~		15,891	15,931

Asian Development Bank
0.194% (US0003M + 0.010%) due 12/15/2021 ~		108,000	108,024
0.380% (US0003M + 0.190%) due 06/16/2021 ~		69,500	69,531

Bank of America Corp.
1.404% (US0003M + 1.180%) due 10/21/2022 ~		3,435	3,456
2.604% due 03/15/2023 •(e)	CAD	1,000	811
3.228% due 06/22/2022 (e)		1,100	903
3.499% due 05/17/2022 •		$2,300	2,309
5.700% due 01/24/2022		2,000	2,087

Banque Federative du Credit Mutuel S.A.
2.500% due 04/13/2021		8,000	8,004

Barclays PLC
3.200% due 08/10/2021		39,585	39,980

BBVA USA
0.907% (US0003M + 0.730%) due 06/11/2021 ~		23,500	23,515

BNG Bank NV
1.625% due 04/19/2021		15,000	15,009

BNZ International Funding Ltd.
1.164% (US0003M + 0.980%) due 09/14/2021 ~		2,950	2,962
2.100% due 09/14/2021		2,500	2,521

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		28,050	28,242

Caterpillar Financial Services Corp.
0.401% (US0003M + 0.200%) due 11/12/2021 ~		28,800	28,831
0.582% (US0003M + 0.390%) due 05/17/2021 ~		28,800	28,813

Citibank N.A.
0.782% (US0003M + 0.600%) due 05/20/2022 ~		90,650	90,726
0.788% (US0003M + 0.570%) due 07/23/2021 ~		12,717	12,733

Citigroup, Inc.
1.246% (US0003M + 1.070%) due 12/08/2021 ~		10,635	10,698
1.392% (US0003M + 1.190%) due 08/02/2021 ~		27,600	27,702
2.350% due 08/02/2021		5,500	5,539
4.500% due 01/14/2022		10,140	10,471

CNH Industrial Capital LLC
3.875% due 10/15/2021		700	712

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
1.055% (US0003M + 0.830%) due 01/10/2022 ~		$21,000	$21,132
2.750% due 01/10/2022		3,400	3,466
3.125% due 04/26/2021		400	401

Credit Suisse AG
0.470% (SOFRRATE + 0.450%) due 02/04/2022 ~		48,200	48,231
2.100% due 11/12/2021		32,000	32,337
3.000% due 10/29/2021		2,800	2,842

Credit Suisse Group Funding Guernsey Ltd.
2.513% (US0003M + 2.290%) due 04/16/2021 ~		161,892	162,002
3.450% due 04/16/2021		36,790	36,824

Danske Bank A/S
2.000% due 09/08/2021		13,218	13,314

Dexia Credit Local S.A.
2.875% due 01/29/2022		23,000	23,492

European Bank for Reconstruction & Development
0.213% (US0003M + 0.010%) due 05/11/2022 ~		10,000	9,998

European Investment Bank
0.301% (SOFRRATE + 0.290%) due 06/10/2022 ~		42,000	42,099
0.357% (SOFRRATE + 0.320%) due 10/08/2021 ~		8,594	8,604
2.125% due 10/15/2021		125,000	126,318

General Motors Financial Co., Inc.
1.293% (US0003M + 1.100%) due 11/06/2021 ~		800	804
3.200% due 07/06/2021		8,240	8,276
3.450% due 01/14/2022		10,155	10,360
3.450% due 04/10/2022		34,606	35,424
3.550% due 04/09/2021		1,537	1,538
3.550% due 07/08/2022		300	311
4.200% due 11/06/2021		200	204
4.375% due 09/25/2021		13,483	13,734

Goldman Sachs Group, Inc.
0.433% due 01/27/2023 •		70,800	70,790
0.992% (US0003M + 0.780%) due 10/31/2022 ~		25,000	25,086
1.088% (CDOR03 + 0.650%) due 08/23/2022 ~(e)	CAD	5,000	3,989
1.325% (US0003M + 1.110%) due 04/26/2022 ~		$38,553	38,575
5.250% due 07/27/2021		6,450	6,550

HSBC Bank Canada
3.300% due 11/28/2021		9,400	9,583

HSH Portfoliomanagement AoeR
0.511% (US0003M + 0.330%) due 11/19/2021 ~		2,400	2,404

ING Bank NV
1.074% (US0003M + 0.880%) due 08/15/2021 ~		1,800	1,806

ING Groep NV
1.343% (US0003M + 1.150%) due 03/29/2022 ~		5,455	5,509
3.150% due 03/29/2022		2,600	2,674

Inter-American Development Bank
0.270% (SOFRRATE + 0.260%) due 09/16/2022 ~		1,000	1,003
0.441% (US0003M + 0.200%) due 07/15/2021 ~		30,000	30,021

International Bank for Reconstruction & Development
0.166% due 01/13/2023 •		108,000	108,071
0.201% (US0003M + 0.000%) due 06/25/2021 ~		28,000	28,001
0.288% (US0003M + 0.050%) due 07/02/2021 ~		45,600	45,604
2.200% due 01/18/2022	CAD	22,500	18,194

Jackson National Life Global Funding
2.100% due 10/25/2021		$2,300	2,323
3.300% due 06/11/2021		4,000	4,023

John Deere Capital Corp.
0.674% (US0003M + 0.490%) due 06/13/2022 ~		10,200	10,255

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
3.514% due 06/18/2022 •		$8,000	$8,053

Kreditanstalt fuer Wiederaufbau
2.000% due 02/07/2022	CAD	40,110	32,390
2.500% due 02/15/2022		$16,450	16,780
3.125% due 12/15/2021		107,955	110,205

Landeskreditbank Baden-Wuerttemberg Foerderbank
0.313% (US0003M + 0.120%) due 09/27/2021 ~		143,238	143,319
1.375% due 07/21/2021		6,885	6,909
2.375% due 04/16/2021		63,000	63,043

Lloyds Bank PLC
0.683% (US0003M + 0.490%) due 05/07/2021 ~		13,708	13,714
3.300% due 05/07/2021		500	501

Lloyds Banking Group PLC
0.987% (US0003M + 0.800%) due 06/21/2021 ~		74,643	74,758

Metropolitan Life Global Funding
0.361% (SOFRRATE + 0.350%) due 09/08/2022 ~		10,900	10,939
0.510% (SOFRRATE + 0.500%) due 05/28/2021 ~		43,542	43,567
3.450% due 10/09/2021		7,000	7,115

Mitsubishi UFJ Financial Group, Inc.
0.865% (US0003M + 0.650%) due 07/26/2021 ~		27,900	27,954
1.008% (US0003M + 0.790%) due 07/25/2022 ~		60,724	61,191
1.102% (US0003M + 0.920%) due 02/22/2022 ~		35,500	35,768
1.244% (US0003M + 1.060%) due 09/13/2021 ~		83,297	83,655
2.190% due 09/13/2021		5,410	5,455
2.623% due 07/18/2022		11,600	11,927
2.665% due 07/25/2022		11,900	12,245
2.998% due 02/22/2022		5,679	5,812
3.218% due 03/07/2022		6,000	6,160
3.535% due 07/26/2021		2,600	2,626

Mizuho Financial Group, Inc.
1.057% (US0003M + 0.880%) due 09/11/2022 ~		37,593	37,951
1.130% (US0003M + 0.940%) due 02/28/2022 ~		71,814	72,330
1.324% (US0003M + 1.140%) due 09/13/2021 ~		63,536	63,841
1.704% (US0003M + 1.480%) due 04/12/2021 ~		16,900	16,905

Morgan Stanley
0.725% (SOFRRATE + 0.700%) due 01/20/2023 ~		84,635	84,905
1.152% (US0003M + 0.930%) due 07/22/2022 ~		83,138	83,329
2.625% due 11/17/2021		3,100	3,147
2.750% due 05/19/2022		300	308
5.500% due 07/28/2021		1,000	1,017

MUFG Americas Holdings Corp.
3.500% due 06/18/2022		1,240	1,286

MUFG Bank Ltd.
2.850% due 09/08/2021		4,700	4,751

NatWest Markets PLC
1.593% (US0003M + 1.400%) due 09/29/2022 ~		48,125	48,976
3.625% due 09/29/2022		5,000	5,231

New York Life Global Funding
0.504% (US0003M + 0.280%) due 01/21/2022 ~		25,900	25,960
0.664% (US0003M + 0.440%) due 07/12/2022 ~		20,000	20,086

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		7,900	7,937
3.650% due 09/21/2021		9,100	9,221

Nordea Bank Abp
1.180% (US0003M + 0.990%) due 05/27/2021 ~		19,800	19,828
2.250% due 05/27/2021		15,500	15,547

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	177

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordic Investment Bank
0.171% (US0003M + -0.030%) due 05/12/2021 ~	$6,300	$6,302

NRW Bank
0.325% (US0003M + 0.120%) due 02/01/2022 ~	1,600	1,601

NTT Finance Corp.
1.900% due 07/21/2021	15,965	16,043

Oesterreichische Kontrollbank AG
2.875% due 09/07/2021	25,600	25,892

PNC Bank N.A.
0.672% (US0003M + 0.450%) due 07/22/2022 ~	53,250	53,323
2.232% due 07/22/2022 •	1,000	1,006

Protective Life Global Funding
0.713% (US0003M + 0.520%) due 06/28/2021 ~	8,900	8,911

Santander Holdings USA, Inc.
4.450% due 12/03/2021	27,616	28,243

Santander UK Group Holdings PLC
2.875% due 08/05/2021	128,627	129,705

Santander UK PLC
0.811% (US0003M + 0.620%) due 06/01/2021 ~	63,400	63,464
0.854% (US0003M + 0.660%) due 11/15/2021 ~	2,600	2,612
3.400% due 06/01/2021	21,300	21,402
3.750% due 11/15/2021	12,700	12,967

Skandinaviska Enskilda Banken AB
0.622% (US0003M + 0.430%) due 05/17/2021 ~	21,900	21,911
3.250% due 05/17/2021	14,500	14,554

Standard Chartered PLC
1.383% (US0003M + 1.200%) due 09/10/2022 ~	6,500	6,527

Sumitomo Mitsui Financial Group, Inc.
1.004% (US0003M + 0.780%) due 07/12/2022 ~	21,000	21,163
1.344% (US0003M + 1.110%) due 07/14/2021 ~	45,062	45,196
1.363% (US0003M + 1.140%) due 10/19/2021 ~	12,350	12,422
2.058% due 07/14/2021	11,011	11,067
2.442% due 10/19/2021	7,900	7,996
2.784% due 07/12/2022	20,300	20,908
2.846% due 01/11/2022	4,600	4,690

Suncorp-Metway Ltd.
2.800% due 05/04/2022	19,600	20,115

Svensk Exportkredit AB
0.250% due 10/05/2022	70,000	70,338
0.304% (US0003M + 0.120%) due 12/13/2021 ~	85,100	85,170
0.361% due 07/15/2021 •	116,000	115,981
1.625% due 01/14/2022	74,700	75,559
2.375% due 04/09/2021	2,700	2,701
2.375% due 03/09/2022	12,700	12,958
2.875% due 05/22/2021	81,000	81,293

Synchrony Bank
3.650% due 05/24/2021	14,250	14,281

Toronto-Dominion Bank
0.280% (SOFRRATE + 0.240%) due 01/06/2023 ~	7,826	7,830
0.503% (SOFRRATE + 0.480%) due 01/27/2023 ~	20,000	20,090
2.125% due 04/07/2021	1,100	1,100
3.350% due 10/22/2021	6,000	6,104

Toyota Motor Credit Corp.
0.240% (SOFRRATE + 0.230%) due 12/13/2021 ~	64,000	64,010
0.310% (SOFRRATE + 0.300%) due 06/13/2022 ~	35,000	35,099
0.319% (US0003M + 0.125%) due 08/13/2021 ~	4,443	4,445
0.656% (US0003M + 0.480%) due 09/08/2022 ~	2,500	2,516
0.915% due 01/11/2022 •	19,600	19,694
2.600% due 01/11/2022	3,500	3,563

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Bank N.A.
0.404% (US0003M + 0.180%) due 01/21/2022 ~		$41,200	$41,240

UBS Group AG
2.014% due 04/14/2021 •		93,690	93,732
3.000% due 04/15/2021		29,700	29,723

United Overseas Bank Ltd.
3.200% due 04/23/2021		9,900	9,914

USAA Capital Corp.
2.625% due 06/01/2021		4,400	4,418

Wells Fargo & Co.
2.100% due 07/26/2021		3,000	3,017

Wells Fargo Bank N.A.
0.732% (US0003M + 0.510%) due 10/22/2021 ~		52,762	52,890
0.810% (US0003M + 0.620%) due 05/27/2022 ~		35,050	35,082
0.845% (US0003M + 0.660%) due 09/09/2022 ~		35,115	35,233
2.897% due 05/27/2022 •		9,150	9,185
3.625% due 10/22/2021		6,650	6,754

			4,681,163

INDUSTRIALS 5.0%

AbbVie, Inc.
0.532% (US0003M + 0.350%) due 05/21/2021 ~		72,400	72,425
0.641% (US0003M + 0.460%) due 11/19/2021 ~		23,200	23,236
0.832% (US0003M + 0.650%) due 11/21/2022 ~		100	101
2.150% due 11/19/2021		25,000	25,282
2.300% due 05/14/2021		2,330	2,331
2.300% due 11/21/2022		8,200	8,439
2.900% due 11/06/2022		700	726
3.450% due 03/15/2022		3,071	3,142

Anthem, Inc.
0.450% due 03/15/2023		17,000	17,023

Bayer U.S. Finance LLC
0.831% (US0003M + 0.630%) due 06/25/2021 ~		37,860	37,889
2.750% due 07/15/2021		16,569	16,664
3.500% due 06/25/2021		41,650	41,831

BMW Finance NV
0.991% (US0003M + 0.790%) due 08/12/2022 ~		13,600	13,718

BMW U.S. Capital LLC
0.634% (US0003M + 0.410%) due 04/12/2021 ~		7,700	7,701
0.698% (US0003M + 0.500%) due 08/13/2021 ~		11,954	11,973
1.850% due 09/15/2021		425	427
3.100% due 04/12/2021		7,948	7,953
3.400% due 08/13/2021		7,900	7,990

Boeing Co.
2.125% due 03/01/2022		19,000	19,238
2.300% due 08/01/2021		41,531	41,805
2.350% due 10/30/2021		18,669	18,752
2.700% due 05/01/2022		17,188	17,555
8.750% due 08/15/2021		8,024	8,234

Boston Scientific Corp.
3.375% due 05/15/2022		100	103

Bristol-Myers Squibb Co.
0.574% (US0003M + 0.380%) due 05/16/2022 ~		200	201

Central Nippon Expressway Co. Ltd.
0.030% due 09/17/2021	JPY	1,000,000	9,030
0.309% due 12/20/2021		1,600,000	14,478
1.057% due 12/20/2021		600,000	5,458

Chevron Corp.
1.144% (US0003M + 0.950%) due 05/16/2021 ~		$15,400	15,417

CVS Health Corp.
2.125% due 06/01/2021		800	801

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Finance North America LLC
0.742% (US0003M + 0.550%) due 05/04/2021 ~		$131,687	$131,744
1.062% (US0003M + 0.880%) due 02/22/2022 ~		54,170	54,506
1.094% (US0003M + 0.900%) due 02/15/2022 ~		400	403
2.000% due 07/06/2021		3,000	3,013
2.200% due 10/30/2021		5,500	5,551
2.550% due 08/15/2022		700	718
3.350% due 05/04/2021		1,300	1,303
3.400% due 02/22/2022		33,440	34,321
3.750% due 11/05/2021		3,015	3,074
3.875% due 09/15/2021		150	152

Danone S.A.
2.077% due 11/02/2021		10,720	10,816
3.000% due 06/15/2022		4,960	5,110

East Nippon Expressway Co. Ltd.
0.030% due 06/18/2021	JPY	3,800,000	34,312
0.030% due 12/20/2021		500,000	4,515

Eastern Energy Gas Holdings LLC
0.784% (US0003M + 0.600%) due 06/15/2021 ~		$21,200	21,223

ERAC USA Finance LLC
4.500% due 08/16/2021		4,600	4,669

Fiserv, Inc.
4.750% due 06/15/2021		1,250	1,261

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~		2,600	2,609

General Mills, Inc.
0.763% (US0003M + 0.540%) due 04/16/2021 ~		1,345	1,345

Gilead Sciences, Inc.
0.332% (US0003M + 0.150%) due 09/17/2021 ~		5,174	5,175

GlaxoSmithKline Capital PLC
0.544% (US0003M + 0.350%) due 05/14/2021 ~		14,100	14,105

Hyundai Capital America
2.450% due 06/15/2021		6,225	6,249

International Business Machines Corp.
0.594% (US0003M + 0.400%) due 05/13/2021 ~		46,500	46,521

Interpublic Group of Cos., Inc.
3.750% due 10/01/2021		3,500	3,559

Kansai International Airport Land Co. Ltd.
1.207% due 12/20/2021	JPY	100,000	911

Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		$4,463	4,511

McDonald’s Corp.
0.649% (US0003M + 0.430%) due 10/28/2021 ~		3,000	3,007

Metropolitan Expressway Co. Ltd.
0.070% due 12/20/2021	JPY	100,000	903

Mitsubishi Corp.
2.625% due 07/14/2022		$1,967	2,021

Molson Coors Brewing Co.
2.100% due 07/15/2021		3,100	3,110

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		1,000	1,008

Penske Truck Leasing Canada, Inc.
2.850% due 12/07/2022 (e)	CAD	10,000	8,194

Penske Truck Leasing Co. LP
3.650% due 07/29/2021		$10,210	10,289

Reckitt Benckiser Treasury Services PLC
0.751% (US0003M + 0.560%) due 06/24/2022 ~		3,000	3,017

Rogers Communications, Inc.
0.787% (US0003M + 0.600%) due 03/22/2022 ~		1,000	1,004
4.000% due 06/06/2022	CAD	11,119	9,183

Ryder System, Inc.
2.875% due 06/01/2022		$800	820

178	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Siemens Financieringsmaatschappij NV
0.400% due 03/11/2023		$29,600	$29,641

Southern Co.
2.350% due 07/01/2021		3,600	3,611

Starbucks Corp.
1.300% due 05/07/2022		300	303

Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021		6,900	6,887

Tyson Foods, Inc.
2.250% due 08/23/2021		2,770	2,787

United Parcel Service, Inc.
0.388% (US0003M + 0.150%) due 04/01/2021 ~		300	300

Utah Acquisition Sub, Inc.
3.150% due 06/15/2021		5,187	5,203

Volkswagen Group of America Finance LLC
1.051% (US0003M + 0.860%) due 09/24/2021 ~		21,500	21,581
1.141% (US0003M + 0.940%) due 11/12/2021 ~		12,225	12,289
4.000% due 11/12/2021		115,307	117,839

VW Credit Canada, Inc.
2.650% due 06/27/2022 (e)	CAD	15,028	12,247

Walt Disney Co.
0.581% (US0003M + 0.390%) due 09/01/2022 ~		$16,400	16,474

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		2,500	2,555
3.375% due 11/30/2021		19,500	19,729

			1,145,601

UTILITIES 1.0%

AT&T, Inc.
3.000% due 06/30/2022		1,600	1,645

BP Capital Markets PLC
1.060% (US0003M + 0.870%) due 09/16/2021 ~		500	502

Duke Energy Corp.
0.698% (US0003M + 0.500%) due 05/14/2021 ~		4,000	4,002

NextEra Energy Capital Holdings, Inc.
0.452% (US0003M + 0.270%) due 02/22/2023 ~		42,500	42,509
0.908% (US0003M + 0.720%) due 02/25/2022 ~		56,650	56,938
1.950% due 09/01/2022		13,500	13,802
2.403% due 09/01/2021		1,500	1,513
2.900% due 04/01/2022		2,400	2,461

Southern California Edison Co.
0.454% (US0003M + 0.270%) due 12/03/2021 ~		30,000	30,019

Verizon Communications, Inc.
1.190% (US0003M + 1.000%) due 03/16/2022 ~		84,560	85,261

			238,652

Total Corporate Bonds & Notes (Cost $6,066,944)			6,065,416

U.S. GOVERNMENT AGENCIES 1.5%

Fannie Mae
0.180% due 03/11/2022 •		20,000	20,029
0.240% due 05/06/2022 •		85,000	85,223
0.320% due 01/24/2022 •		224,000	224,543

Total U.S. Government Agencies (Cost $329,028)			329,795

U.S. TREASURY OBLIGATIONS 8.2%

U.S. Treasury Notes
1.500% due 09/15/2022		1,000,000	1,020,078
1.750% due 03/31/2022		150,000	152,499
2.000% due 10/31/2021		25,000	25,284
2.125% due 09/30/2021 (g)		50,000	50,520

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 08/15/2021		$150,000	$151,529
2.875% due 10/15/2021		50,000	50,761
2.875% due 11/15/2021		400,000	406,963

Total U.S. Treasury Obligations (Cost $1,857,071)			1,857,634

ASSET-BACKED SECURITIES 0.0%

Oscar U.S. Funding LLC
0.222% due 03/10/2022		7,500	7,500

Total Asset-Backed Securities (Cost $7,500)			7,500

SOVEREIGN ISSUES 5.0%

Agence Francaise de Developpement EPIC
0.296% (US0003M + 0.120%) due 06/07/2021 ~		69,000	69,024
0.392% (US0003M + 0.210%) due 12/17/2021 ~		5,000	5,008
2.750% due 01/22/2022		15,000	15,303

Aichi Prefecture
0.982% due 04/27/2022	JPY	200,000	1,825
1.006% due 11/30/2021		1,000,000	9,091

BNG Bank NV
1.625% due 04/19/2021		$30,000	30,017
2.625% due 04/28/2021		40,548	40,612

Caisse d’Amortissement de la Dette Sociale
1.875% due 02/12/2022		78,281	79,402

CDP Financial, Inc.
2.125% due 06/11/2021		6,000	6,021

City of Hamamatsu
1.045% due 11/25/2021	JPY	338,200	3,075

City of Shizuoka Japan
1.045% due 11/25/2021		100,000	909

CPPIB Capital, Inc.
2.750% due 07/22/2021		$43,940	44,280

Development Bank of Japan, Inc.
0.001% due 12/20/2021	JPY	200,000	1,806
2.125% due 09/01/2022		$30,000	30,718

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	472,700	141,451
0.750% due 07/31/2022		26,100	7,882
5.500% due 01/31/2022		124,100	38,840

Japan Bank for International Cooperation
1.500% due 07/21/2021		$5,000	5,019
1.875% due 04/20/2021		24,500	24,504

Japan Expressway Holding and Debt Repayment Agency
0.934% due 03/18/2022	JPY	500,000	4,555
1.080% due 12/20/2021		400,000	3,640

Japan Finance Corp.
0.001% due 11/08/2021		2,100,000	18,956

Japan Finance Organization for Municipalities
0.852% due 06/28/2022		2,160,000	19,696
1.025% due 10/28/2021		200,000	1,816
1.034% due 08/27/2021		300,000	2,719
1.178% due 06/28/2021		100,000	905
2.100% due 06/20/2022		200,000	1,851
2.625% due 04/20/2022		$3,600	3,686

Japan Housing Finance Agency
1.122% due 12/20/2021	JPY	400,000	3,639

Japan Railway Construction Transport and Technology Agency
1.050% due 12/20/2021		300,000	2,729

Kommunalbanken A/S
0.256% (US0003M + 0.080%) due 02/24/2022 ~		$76,200	76,257
0.281% (US0003M + 0.040%) due 04/15/2021 ~		32,000	32,001
0.306% (US0003M + 0.130%) due 09/08/2021 ~		7,708	7,712
2.250% due 01/25/2022		5,000	5,082
3.125% due 10/18/2021		27,430	27,861

Kommuninvest Sverige AB
0.125% due 07/20/2022		11,980	11,964

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nederlandse Waterschapsbank NV
0.254% (US0003M + 0.070%) due 12/15/2021 ~		$111,050	$111,105
2.125% due 11/15/2021		12,800	12,952

Province of Alberta
2.200% due 07/26/2022		59,800	61,336

Province of Ontario
2.250% due 05/18/2022		44,900	45,903
2.550% due 04/25/2022		25,000	25,620

Province of Quebec
2.750% due 08/25/2021		19,000	19,193

Qatar Government International Bond
2.375% due 06/02/2021		800	803

SFIL S.A.
2.625% due 04/25/2022		51,000	52,270

Shizuoka Prefecture
1.045% due 11/25/2021	JPY	200,000	1,818

State of North Rhine-Westphalia
0.300% (US0003M + 0.110%) due 08/27/2021 ~		$1,300	1,301
0.399% (US0003M + 0.180%) due 10/28/2021 ~		28,800	28,818

Tokyo Metropolitan Government
0.870% due 03/18/2022	JPY	100,000	911
1.020% due 09/17/2021		500,000	4,537
1.060% due 03/18/2022		100,000	911

Total Sovereign Issues (Cost $1,153,872)			1,147,334

SHORT-TERM INSTRUMENTS 60.6%

COMMERCIAL PAPER 0.2%

AT&T, Inc.
0.438% due 12/14/2021 (d)		$48,300	48,195

REPURCHASE AGREEMENTS (f) 19.6%
			4,465,019

SHORT-TERM NOTES 0.0%

Federal Home Loan Bank
0.023% due 04/20/2021		5,000	5,001

ISRAEL TREASURY BILLS 1.2%
(0.028)% due 05/05/2021 - 03/02/2022 (b)(c)	ILS	881,600	263,894

JAPAN TREASURY BILLS 16.2%
(0.098)% due 04/05/2021 - 06/28/2021 (b)(c)	JPY	407,730,000	3,682,145

U.S. TREASURY BILLS 19.8%
0.084% due 04/20/2021 - 09/16/2021 (b)(c)(i)		$4,512,071	4,511,933

U.S. TREASURY CASH MANAGEMENT BILLS 3.6%
0.055% due 05/13/2021 - 07/20/2021 (a)(b)(c)		815,760	$815,732

Total Short-Term Instruments (Cost $13,962,220)			13,791,919

Total Investments in Securities (Cost $23,376,635)			23,199,598

Total Investments 101.9% (Cost $23,376,635)			$23,199,598

Financial Derivative Instruments (h) 0.9% (Cost or Premiums, net $0)			205,607

Other Assets and Liabilities, net (2.8)%			(629,500)

Net Assets 100.0%			$22,775,705

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	179

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	(Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank of America Corp.	2.604%	03/15/2023	03/29/2021	$809	$811	0.00%
Bank of America Corp.	3.228	06/22/2022	03/29/2021	902	903	0.00
Goldman Sachs Group, Inc.	1.088	08/23/2022	03/29/2021	3,980	3,989	0.02
Penske Truck Leasing Canada, Inc.	2.850	12/07/2022	03/29/2021	8,147	8,194	0.04
VW Credit Canada, Inc.	2.650	06/27/2022	03/05/2021	12,125	12,247	0.05

				$25,963	$26,144	0.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.000%	02/09/2021	05/07/2021		$ 249,999	U.S. Treasury Bonds 4.375% due 02/15/2038	$(234,351)	$249,999	$249,999
	0.010	04/01/2021	04/05/2021		210,900	U.S. Treasury Bonds 1.375% - 4.500% due 05/15/2038 - 11/15/2040	(213,905)	210,900	210,900
BPS	(0.800)	03/31/2021	04/06/2021	EUR	850,000	Dutch Treasury Certificate 0.000% due 04/29/2021	(93,853)	996,753	996,731
						Netherlands Government International Bond 0.000% - 0.750% due 07/15/2025 - 07/15/2027	(405,090)
						Republic of Germany 0.000% due 10/08/2021 - 10/18/2024	(439,626)
						Republic of Germany Bundesanleihe 0.000% due 02/15/2031	(59,167)
	0.010	03/31/2021	04/01/2021		$ 45,000	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	(45,907)	45,000	45,000
BRC	0.010	03/31/2021	04/01/2021		218,700	U.S. Treasury Notes 0.125% - 0.625% due 12/31/2022 - 11/30/2027	(223,051)	218,700	218,700
FICC	0.000	03/31/2021	04/01/2021		250,654	U.S. Treasury Notes 0.125% - 0.500% due 03/15/2023 - 03/31/2023	(255,667)	250,654	250,654
JPS	0.010	04/01/2021	04/05/2021		42,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(42,587)	42,000	42,000
MBC	0.040	03/26/2021	04/06/2021		125,000	U.S. Treasury Notes 1.250% - 2.500% due 04/15/2021 - 04/30/2026	(128,883)	125,000	125,001
	0.040	03/31/2021	04/07/2021		400,000	U.S. Treasury Bonds 1.875% due 02/15/2041	(5,386)	400,000	400,001
						U.S. Treasury Notes 0.250% - 2.750% due 05/31/2022 - 02/15/2027	(411,883)
	0.050	03/31/2021	04/14/2021		200,000	U.S. Treasury Bonds 3.125% due 05/15/2048	(45,781)	200,000	200,000
						U.S. Treasury Notes 1.625% - 1.875% due 03/31/2022 - 02/15/2026	(160,155)
MSR	0.010	03/31/2021	04/01/2021		400,000	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	(354,250)	400,000	400,000
						U.S. Treasury Notes 2.000% due 12/31/2021	(53,441)
	0.010	04/01/2021	04/05/2021		200,000	U.S. Treasury Notes 0.125% - 1.875% due 07/31/2022 - 08/31/2022	(203,923)	200,000	200,000
SCX	0.130	03/24/2021	04/07/2021		755,123	United Kingdom Gilt 0.250% - 3.500% due 11/22/2047 - 07/22/2068	(755,845)	755,124	755,145
	0.140	03/24/2021	04/06/2021		309,989	United Kingdom Gilt 0.375% - 0.625% due 10/22/2050 - 03/22/2062	(308,061)	309,989	309,999
TDM	0.010	03/31/2021	04/01/2021		60,900	U.S. Treasury Notes 2.375% due 05/15/2027	(62,592)	60,900	60,900

Total Repurchase Agreements							$(4,503,404)	$4,465,019	$4,465,030

180	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$460,899	$0	$0	$460,899	$(463,693)	$(2,794)
BPS	1,041,731	0	0	1,041,731	(1,043,643)	(1,912)
BRC	218,700	0	0	218,700	(223,051)	(4,351)
DEU	0	0	0	0	(26)	(26)
FICC	250,654	0	0	250,654	(255,667)	(5,013)
JPS	42,000	0	0	42,000	(42,587)	(587)
MBC	725,002	0	0	725,002	(742,616)	(17,614)
MSR	600,000	0	0	600,000	(611,614)	(11,614)
SCX	1,065,144	0	0	1,065,144	(1,090,012)	(24,868)
TDM	60,900	0	0	60,900	(62,592)	(1,692)

Total Borrowings and Other Financing Transactions	$4,465,030	$0	$0

(g)	Securities with an aggregate market value of $9,473 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	EUR	1,594		$1,950	$81	$0
	04/2021	JPY	25,400		233	4	0
	04/2021		$1,454	GBP	1,027	0	(39)
	05/2021	GBP	1,027		$1,454	39	0
	05/2021	ILS	67,539		20,255	36	0
	05/2021		$1,952	EUR	1,594	0	(81)
	12/2021	JPY	300,000		$2,921	203	0

BPS	04/2021	CAD	36,160		28,938	159	0
	04/2021	JPY	77,163,000		745,029	48,104	0
	05/2021		$28,938	CAD	36,160	0	(157)
	06/2021	JPY	1,500,000		$14,421	867	0
	08/2021		300,000		2,886	173	0
	09/2021		1,500,000		14,298	730	0
	11/2021		2,100,000		20,226	1,215	0
	12/2021		2,200,000		21,175	1,243	0
	03/2022		500,000		4,763	227	0
	04/2022		200,000		1,903	87	0
	06/2022		2,360,000		22,634	1,180	0

BRC	04/2021	GBP	900		1,257	16	0
	04/2021	JPY	30,337,000		292,827	18,827	0

CBK	04/2021	CAD	26,976		21,335	0	(135)
	05/2021		$1,432	GBP	1,027	0	(17)
	06/2021	ILS	21,100		$6,407	88	0
	10/2021		213,064		64,407	433	0
	11/2021		612,078		185,510	1,531	0
	01/2022		129,435		39,749	806	0
	02/2022		103,125		31,663	625	0
	03/2022		331,745		101,188	1,286	0

GLM	04/2021	JPY	153,500,000		1,465,221	78,928	0
	06/2021		2,400,000		23,117	1,430	0
	11/2021		1,000,000		9,548	491	0
	12/2021		100,000		978	72	0
	01/2022	ILS	43,377		13,240	185	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	181

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	04/2021	CAD	10,387		$8,214	$0	$(53)
	04/2021	GBP	867		1,208	13	0
	04/2021		$1,060	AUD	1,331	0	(48)
	05/2021	AUD	1,331		$1,060	48	0
	05/2021	EUR	1,522		1,842	56	0
	05/2021		$1,036	AUD	1,331	0	(24)
	01/2022	ILS	16,886		$5,216	134	0

JPM	12/2021	JPY	300,000		2,924	206	0
	01/2022	ILS	5,170		1,559	3	0
	03/2022	JPY	200,000		1,882	68	0

MYI	04/2021		$18,246	CAD	23,022	77	0
	04/2021		5,734	JPY	632,009	0	(27)
	05/2021	EUR	1,970		$2,381	69	0
	05/2021	JPY	632,009		5,735	27	0
	05/2021		$10,126	ILS	33,769	0	(16)
	11/2021	JPY	638,200		$6,140	361	0
	12/2021		1,300,000		12,606	827	0
	01/2022	ILS	2,321		710	12	0

RBC	04/2021	CAD	15,000		11,851	0	(87)
	05/2021		2,800		2,219	0	(10)
	06/2021	JPY	26,705,775		245,657	4,309	0

SCX	04/2021	CAD	6,716		5,317	0	(28)
	04/2021		$2,818	GBP	2,038	0	(9)
	05/2021		2,306	EUR	1,898	0	(79)
	06/2021	JPY	67,124,225		$616,769	10,148	0

SOG	04/2021		606,609		5,742	264	0

SSB	04/2021	CAD	8,000		6,369	2	0
	04/2021	EUR	850,000		997,361	608	0
	06/2021	JPY	52,900,000		501,143	23,205	0

UAG	04/2021	CAD	15,480		12,203	0	(117)
	04/2021	GBP	357		496	4	0
	05/2021	CAD	36,160		28,527	0	(253)
	05/2021		$2,218	CAD	2,800	10	0
	10/2021	JPY	200,000		$1,906	95	0

Total Forward Foreign Currency Contracts						$199,612	$(1,180)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MYC	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.050%	Maturity	04/06/2021	$	1,000,000	$0	$7,175	$7,175	$0

Total Swap Agreements									$0	$7,175	$7,175	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$363	$0	$0	$363	$(120)	$0	$0	$(120)	$243	$(30)	$213
BPS	53,985	0	0	53,985	(157)	0	0	(157)	53,828	(50,300)	3,528
BRC	18,843	0	0	18,843	0	0	0	0	18,843	(17,540)	1,303
CBK	4,769	0	0	4,769	(152)	0	0	(152)	4,617	(4,114)	503
GLM	81,106	0	0	81,106	0	0	0	0	81,106	(75,790)	5,316
HUS	251	0	0	251	(125)	0	0	(125)	126	0	126
JPM	277	0	0	277	0	0	0	0	277	(260)	17
MYC	0	0	7,175	7,175	0	0	0	0	7,175	(6,980)	195
MYI	1,373	0	0	1,373	(43)	0	0	(43)	1,330	(1,410)	(80)

182	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
RBC	$4,309	$0	$0	$4,309	$(97)	$0	$0	$(97)	$4,212	$(3,388)	$824
SCX	10,148	0	0	10,148	(116)	0	0	(116)	10,032	(7,590)	2,442
SOG	264	0	0	264	0	0	0	0	264	0	264
SSB	23,815	0	0	23,815	0	0	0	0	23,815	(22,770)	1,045
UAG	109	0	0	109	(370)	0	0	(370)	(261)	198	(63)

Total Over the Counter	$199,612	$0	$7,175	$206,787	$(1,180)	$0	$0	$(1,180)

(i)

Securities with an aggregate market value of $220 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$199,612	$0	$199,612
Swap Agreements	0	0	0	0	7,175	7,175

	$0	$0	$0	$199,612	$7,175	$206,787

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,180	$0	$1,180

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,473	$0	$8,473
Swap Agreements	0	0	0	0	(8,224)	(8,224)

	$0	$0	$0	$8,473	$(8,224)	$249

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$222,525	$0	$222,525
Swap Agreements	0	0	0	0	7,175	7,175

	$0	$0	$0	$222,525	$7,175	$229,700

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	183

Consolidated Schedule of Investments	PIMCO Short-Term Floating NAV Portfolio III	(Cont.)	March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,681,163	$0	$4,681,163
Industrials	0	1,145,601	0	1,145,601
Utilities	0	238,652	0	238,652
U.S. Government Agencies	0	329,795	0	329,795
U.S. Treasury Obligations	0	1,857,634	0	1,857,634
Asset-Backed Securities	0	7,500	0	7,500
Sovereign Issues	0	1,147,334	0	1,147,334
Short-Term Instruments
Commercial Paper	0	48,195	0	48,195
Repurchase Agreements	0	4,465,019	0	4,465,019
Short-Term Notes	0	5,001	0	5,001
Israel Treasury Bills	0	263,894	0	263,894
Japan Treasury Bills	0	3,682,145	0	3,682,145
U.S. Treasury Bills	0	4,511,933	0	4,511,933
U.S. Treasury Cash Management Bills	0	815,732	0	815,732

Total Investments	$0	$23,199,598	$0	$23,199,598

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Assets
Over the counter	$0	$206,787	$0	$206,787

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,180)	$0	$(1,180)

Total Financial Derivative Instruments	$0	$205,607	$0	$205,607

Totals	$0	$23,405,205	$0	$23,405,205

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

184	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Notes to Financial Statements	March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the portfolios (each a “Portfolio” and collectively the “Portfolios”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolios.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

ANNUAL REPORT	|	MARCH 31, 2021	185

Notes to Financial Statements	(Cont.)

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Portfolio.

Distribution Frequency

Portfolio Name	Declared	Distributed

PIMCO Short-Term Floating NAV Portfolio II	Daily	Monthly

PIMCO Short Asset Portfolio	Daily	Monthly

PIMCO Short-Term Floating NAV Portfolio III	Daily	Monthly

PIMCO ABS and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO EM Bond and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO High Yield and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Investment Grade Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Long Duration Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Low Duration Portfolio	Quarterly	Quarterly

PIMCO Moderate Duration Portfolio	Quarterly	Quarterly

PIMCO Mortgage and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Municipal Portfolio	Quarterly	Quarterly

PIMCO Real Return Portfolio	Quarterly	Quarterly

PIMCO Short-Term Portfolio	Quarterly	Quarterly

PIMCO U.S. Government and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO International Portfolio	Quarterly	Quarterly

Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if a Portfolio determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

186	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2021

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Portfolio or class, by the total number of shares outstanding of that Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, with respect to each Portfolio other than the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). With respect to the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III portfolio shares are ordinarily valued as of 3:00 p.m. Eastern time, on each day that the NYSE is open. Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) and do not normally take into account trading, clearances or settlements that take place after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), if the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices

ANNUAL REPORT	|	MARCH 31, 2021	187

Notes to Financial Statements	(Cont.)

supplied by Pricing Services. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly

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reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolios’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Portfolio’s Offering Memorandum.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options

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Notes to Financial Statements	(Cont.)

on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation.

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Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the affiliate funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolios’ transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2021 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Portfolio Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO ABS and Short-Term Investments Portfolio	$338,784	$2,634,237	$(2,665,701)	$745	$1,486	$309,551	$2,137	$0

PIMCO EM Bond and Short-Term Investments Portfolio	118,691	475,399	(511,000)	(150)	594	83,534	299	0

PIMCO High Yield and Short-Term Investments Portfolio	60,560	256,895	(281,000)	(221)	372	36,606	95	0

PIMCO Investment Grade Credit Bond Portfolio	162,082	2,719,924	(2,605,200)	(495)	1,075	277,386	1,244	0

PIMCO Long Duration Credit Bond Portfolio	69,062	8,303,427	(8,373,000)	1,374	(119)	744	457	0

PIMCO Mortgage and Short-Term Investments Portfolio	161,180	1,380,456	(1,512,071)	565	(211)	29,919	156	0

PIMCO Municipal Portfolio	1,582	56,129	(51,900)	12	17	5,840	29	0

PIMCO Real Return Portfolio	27,194	144,710	(170,400)	49	0	1,553	10	0

PIMCO Short-Term Portfolio	91,810	329,992	(383,100)	81	274	39,057	192	0

PIMCO U.S. Government and Short-Term Investments Portfolio	5,957	810,224	(815,200)	18	(2)	997	34	0

PIMCO International Portfolio	184,082	598,362	(671,301)	478	(83)	111,538	462	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

An affiliate includes any company in which a Portfolio owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at March 31, 2021 (amounts in thousands†, except number of shares).

PIMCO High Yield and Short-Term Investments Portfolio

Security Name	Market Value at 03/31/2020	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 03/31/2021	Dividend Income	Shares Held at 03/31/2021

Stearns Holdings LLC ‘B’	$0	$3,401	$0	$0	$(200)	$3,201	$0	720,949

Xfit Brands, Inc.	10	0	0	0	20	30	0	2,040,639

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Bank Obligations  in which a Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolios deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio or Portfolios. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s

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insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Portfolio’s offering memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be

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Notes to Financial Statements	(Cont.)

received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Portfolios that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios at March 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

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Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements   In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate

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Notes to Financial Statements	(Cont.)

assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Portfolios of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

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March 31, 2021

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

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Notes to Financial Statements	(Cont.)

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

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Notes to Financial Statements	(Cont.)

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.

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Please see “Description of Principal Risks” in a Portfolio’s offering memorandum for a more detailed description of the risks of investing in a Portfolio.

Small Portfolio Risk  is the risk that a smaller portfolio may not achieve investment or trading efficiencies. Additionally, a smaller portfolio may be more adversely affected by large purchases or redemptions of portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Portfolio could lose more than the initial amount invested. A Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Portfolio’s ability to invest in derivatives, limit a Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Portfolio’s investment in such securities and may prevent a Portfolio from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Portfolio foregoing future interest income on the portion of the principal repaid early and may result in a Portfolio being forced to reinvest investment proceeds at lower interest rates.

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Notes to Financial Statements	(Cont.)

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Subsidiary Risk  is the risk that, by investing in a Portfolio’s subsidiary, the Portfolio is indirectly exposed to the risks associated with the subsidiary’s investments. Portfolio subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention

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in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Portfolio’s offering memorandum and offering memorandum supplement for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk  A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Portfolio holds, and may adversely affect a Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular

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Notes to Financial Statements	(Cont.)

organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, a Portfolio may be required to post additional collateral beyond coverage

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of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Portfolio’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Investment Advisory Fees and Supervisory and Administrative Fees for each Portfolio are charged at an annual rate as noted in the following table (calculated as a percentage of each Portfolio’s average daily net assets attributable to each Portfolio):

Portfolio Name	Investment Advisory Fee		Supervisory and Administrative Fee

PIMCO ABS and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO EM Bond and Short-Term Investments Portfolio	0.02%		0.10%

PIMCO High Yield and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Investment Grade Credit Bond Portfolio	0.02%		0.03%

PIMCO Long Duration Credit Bond Portfolio	0.02%		0.03%

PIMCO Low Duration Portfolio	0.02%		0.03%

PIMCO Moderate Duration Portfolio	0.02%		0.03%

PIMCO Mortgage and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Municipal Portfolio	0.02%		0.03%

PIMCO Real Return Portfolio	0.02%		0.03%

PIMCO Short-Term Portfolio	0.02%		0.03%

PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%

PIMCO U.S. Government and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO International Portfolio	0.02%		0.10%

PIMCO Short Asset Portfolio	0.00%	(1)	0.00%

PIMCO Short-Term Floating NAV Portfolio III	0.00%	(1)	0.00%

(1)

By investing in the Portfolio, each investing fund agrees that 0.005% of the fee that each investing fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO Short Asset

Portfolio and PIMCO Short-Term Floating NAV Portfolio III); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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Notes to Financial Statements	(Cont.)

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolios’ Supervisory and Administrative Fee, or reimburse each Portfolio, to the extent that each Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.00049%, the “Expense Limit”. The Expense

Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Portfolio of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at March 31, 2021, were as follows (amounts in thousands†):

	Expiring within

Portfolio Name	12 months	13-24 months	25-36 months	Total

PIMCO ABS and Short-Term Investments Portfolio	$0	$0	$21	$21

PIMCO EM Bond and Short-Term Investments Portfolio	0	1	3	4

PIMCO High Yield and Short-Term Investments Portfolio	0	1	3	4

PIMCO Investment Grade Credit Bond Portfolio	0	0	10	10

PIMCO Long Duration Credit Bond Portfolio	0	0	134	134

PIMCO Low Duration Portfolio	0	2	5	7

PIMCO Moderate Duration Portfolio	0	0	11	11

PIMCO Mortgage and Short-Term Investments Portfolio	0	2	11	13

PIMCO Municipal Portfolio	0	0	1	1

PIMCO Real Return Portfolio	0	3	2	5

PIMCO Short-Term Portfolio	0	1	3	4

PIMCO Short-Term Floating NAV Portfolio II	0	0	20	20

PIMCO U.S. Government and Short-Term Investments Portfolio	0	0	12	12

PIMCO International Portfolio	0	2	3	5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Distributor  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales

PIMCO ABS and Short-Term Investments Portfolio	$2,831	$0

PIMCO EM Bond and Short-Term Investments Portfolio	72,180	74,398

PIMCO High Yield and Short-Term Investments Portfolio	10,024	11,327

PIMCO Investment Grade Credit Bond Portfolio	500,561	169,961

PIMCO Long Duration Credit Bond Portfolio	958,994	1,312,254

PIMCO Low Duration Portfolio	11,739	1,938

PIMCO Moderate Duration Portfolio	124,535	46,293

PIMCO Mortgage and Short-Term Investments Portfolio	805	0

PIMCO Real Return Portfolio	551	39,600

PIMCO Short-Term Portfolio	0	2,315

PIMCO Short-Term Floating NAV Portfolio II	2,334,930	69,958

PIMCO Short Asset Portfolio	762,133	2,878,035

PIMCO Short-Term Floating NAV Portfolio III	4,130,931	102,531

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

PIMCO ABS and Short-Term Investments Portfolio	$28,176,743	$27,799,157	$2,021,968	$354,953

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	297,423	223,864

PIMCO High Yield and Short-Term Investments Portfolio	0	0	235,035	154,963

PIMCO Investment Grade Credit Bond Portfolio	3,640,076	3,888,192	2,686,765	1,309,979

PIMCO Long Duration Credit Bond Portfolio	44,771,607	44,379,351	7,446,046	3,935,982

PIMCO Low Duration Portfolio	2,487,472	2,198,635	136,340	119,801

PIMCO Moderate Duration Portfolio	24,027,713	23,484,147	967,839	477,383

PIMCO Mortgage and Short-Term Investments Portfolio	58,978,063	60,294,306	67,985	36,346

PIMCO Municipal Portfolio	0	0	10,169	32,856

PIMCO Real Return Portfolio	248,082	1,300,214	0	0

PIMCO Short-Term Portfolio	2,720,818	2,717,083	209,341	96,334

PIMCO Short-Term Floating NAV Portfolio II	237,014	172,900	1,590,442	1,299,963

PIMCO U.S. Government and Short-Term Investments Portfolio	1,218,223	830,661	0	45

PIMCO International Portfolio	0	0	19,442	141,847

PIMCO Short Asset Portfolio	1,278,965	665,246	2,902,849	5,719,817

PIMCO Short-Term Floating NAV Portfolio III	2,030,774	1,126,506	3,061,833	2,556,395

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2021	207

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO ABS and Short-Term Investments Portfolio				PIMCO EM Bond and Short-Term Investments Portfolio

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	135,258	$1,672,164	78,272	$993,973	21,097	$208,077	10,943	$108,593
Issued as reinvestment of distributions	13,540	168,734	15,599	196,716	48	493	392	3,742
Cost of shares redeemed	(109,379)	(1,358,302)	(125,761)	(1,567,444)	(19,554)	(193,053)	(5,823)	(56,192)

Net increase (decrease) resulting from Portfolio share transactions	39,419	$482,596	(31,890)	$(376,755)	1,591	$15,517	5,512	$56,143

	PIMCO High Yield and Short-Term Investments Portfolio				PIMCO Investment Grade Credit Bond Portfolio

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	18,982	$140,902	23,927	$182,084	261,751	$2,534,407	120,291	$1,167,055
Issued as reinvestment of distributions	3,891	29,149	6,147	45,827	13,794	136,765	10,167	98,123
Cost of shares redeemed	(14,405)	(107,109)	(40,595)	(309,523)	(128,249)	(1,258,561)	(79,102)	(758,440)

Net increase (decrease) resulting from Portfolio share transactions	8,468	$62,942	(10,521)	$(81,612)	147,296	$1,412,611	51,356	$506,738

	PIMCO Long Duration Credit Bond Portfolio				PIMCO Low Duration Portfolio

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	1,026,900	$13,500,545	695,085	$8,642,123	69,008	$694,087	6,863	$68,247
Issued as reinvestment of distributions	129,744	1,743,642	136,255	1,711,513	1,512	15,203	2,675	26,502
Cost of shares redeemed	(786,358)	(10,411,109)	(793,229)	(10,086,371)	(43,268)	(435,270)	(26,278)	(261,025)

Net increase (decrease) resulting from Portfolio share transactions	370,286	$4,833,078	38,111	$267,265	27,252	$274,020	(16,740)	$(166,276)

	PIMCO Moderate Duration Portfolio				PIMCO Mortgage and Short-Term Investments Portfolio

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	91,181	$950,778	93,982	$953,745	35,628	$413,225	58,801	$651,714
Issued as reinvestment of distributions	13,369	138,909	9,218	93,208	12,580	142,376	7,419	81,413
Cost of shares redeemed	(42,710)	(439,576)	(2,724)	(27,433)	(95,249)	(1,109,714)	(125,382)	(1,384,036)

Net increase (decrease) resulting from Portfolio share transactions	61,840	$650,111	100,476	$1,019,520	(47,041)	$(554,113)	(59,162)	$(650,909)

	PIMCO Municipal Portfolio				PIMCO Real Return Portfolio

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	4,276	$30,220	3,717	$26,810	1,395	$12,220	75,176	$600,700
Issued as reinvestment of distributions	1,193	8,457	1,267	8,994	1,301	11,013	1,516	12,221
Cost of shares redeemed	(8,399)	(59,021)	(2,038)	(14,426)	(75,664)	(659,663)	(29,611)	(243,441)

Net increase (decrease) resulting from Portfolio share transactions	(2,930)	$(20,344)	2,946	$21,378	(72,968)	$(636,430)	47,081	$369,480

208	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2021

	PIMCO Short-Term Portfolio				PIMCO Short-Term Floating NAV Portfolio II

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	3,601	$33,307	7,088	$67,121	5,679,023	$56,849,714	4,562,850	$45,653,169
Issued as reinvestment of distributions	1,409	13,201	2,261	21,275	2,705	27,075	14,107	141,187
Cost of shares redeemed	(16,399)	(153,008)	(17,551)	(165,783)	(4,913,812)	(49,186,568)	(4,546,651)	(45,491,594)

Net increase (decrease) resulting from Portfolio share transactions	(11,389)	$(106,500)	(8,202)	$(77,387)	767,916	$7,690,221	30,306	$302,762

	PIMCO U.S. Government and Short-Term Investments Portfolio				PIMCO International Portfolio

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	48,138	$554,710	99,889	$1,026,995	20,241	$107,980	21,356	$130,121
Issued as reinvestment of distributions	37,642	387,379	6,334	65,116	0	0	2,802	16,575
Cost of shares redeemed	(84,459)	(956,041)	(30,878)	(334,348)	(23,592)	(127,540)	(14,073)	(82,164)

Net increase (decrease) resulting from Portfolio share transactions	1,321	$(13,952)	75,345	$757,763	(3,351)	$(19,560)	10,085	$64,532

	PIMCO Short Asset Portfolio				PIMCO Short-Term Floating NAV Portfolio III

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	354,467	$3,529,155	248,280	$2,471,178	20,797,853	$204,975,298	28,719,226	$283,870,931
Issued as reinvestment of distributions	10,643	106,197	37,825	375,955	6,934	68,357	31,889	315,348
Cost of shares redeemed	(607,727)	(6,000,116)	(605,107)	(5,953,172)	(20,161,447)	(198,704,401)	(28,428,681)	(281,051,415)

Net increase (decrease) resulting from Portfolio share transactions	(242,617)	$(2,364,764)	(319,002)	$(3,106,039)	643,340	$6,339,254	322,434	$3,134,864

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Portfolio along with their respective percent ownership, if any, as of March 31, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO EM Bond and Short-Term Investments Portfolio	1	0	10%	0%

PIMCO Investment Grade Credit Bond Portfolio	1	0	10%	0%

PIMCO Low Duration Portfolio	3	0	34%	0%

PIMCO Mortgage and Short-Term Investments Portfolio	1	0	12%	0%

PIMCO Municipal Portfolio	2	0	21%	0%

PIMCO Real Return Portfolio	1	0	12%	0%

PIMCO U.S. Government and Short-Term Investments Portfolio	1	0	13%	0%

PIMCO International Portfolio	2	0	24%	0%

PIMCO Short Asset Portfolio	0	2	0%	61%

PIMCO Short-Term Floating NAV Portfolio III	0	3	0%	49%

14. BASIS FOR CONSOLIDATION

PIMCO International Portfolio Subsidiary, LLC (Delaware limited liability company), PIMCO Short Asset Portfolio Subsidiary, LLC (Delaware limited liability company) and PIMCO Short-Term Floating NAV III

Subsidiary, LLC (Delaware limited liability company), (each a “Subsidiary”) were incorporated as wholly owned subsidiaries acting as investment vehicles for the PIMCO International Portfolio, PIMCO Short

ANNUAL REPORT	|	MARCH 31, 2021	209

Notes to Financial Statements	(Cont.)

Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III respectively, (“Consolidated Portfolio“) in order to effect certain investments for the Consolidated Portfolio consistent with each Consolidated Portfolio’s investment objectives and policies as specified in their respective offering memorandum and offering memorandum supplement. Each Consolidated Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Portfolio and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Portfolio and its respective Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III and their Subsidiaries comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of each Subsidiary to its respective Consolidated Portfolio.

Subsidiary	Date of Incorporation	Subsidiary % of Consolidated Portfolio Net Assets

PIMCO International Portfolio Subsidiary, LLC	03/20/2014	20.6%

PIMCO Short Asset Portfolio Subsidiary, LLC	03/01/2017	0.0%

PIMCO Short-Term Floating NAV III Subsidiary, LLC	03/20/2014	16.9%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

15. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of March 31, 2021, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO ABS and Short-Term Investments Portfolio	$0	$32,392	$10,581	$52,405	$0	$0	$0	$0	$95,378

PIMCO EM Bond and Short-Term Investments Portfolio	0	8,028	0	(3,786)	0	(3,359)	0	0	883

PIMCO High Yield and Short-Term Investments Portfolio	0	5,869	0	7,553	0	(25,871)	0	0	(12,449)

PIMCO Investment Grade Credit Bond Portfolio	0	10,986	1,857	133,907	0	0	0	0	146,750

PIMCO Long Duration Credit Bond Portfolio	0	179,184	132,717	2,212,014	(2)	0	0	0	2,523,913

PIMCO Low Duration Portfolio	0	3,529	0	8,906	0	0	0	0	12,435

PIMCO Moderate Duration Portfolio	0	7,701	12,870	31,520	0	0	(3,023)	0	49,068

210	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2021

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Mortgage and Short-Term Investments Portfolio	$0	$14,013	$0	$19,462	$0	$0	$(1,325)	$0	$32,150

PIMCO Municipal Portfolio	712	0	506	10,951	0	0	0	0	12,169

PIMCO Real Return Portfolio	0	618	18,300	4,844	0	(35,409)	0	0	(11,647)

PIMCO Short-Term Portfolio	0	2,779	0	(2,207)	0	(70,671)	0	0	(70,099)

PIMCO Short-Term Floating NAV Portfolio II	0	847	12	1,666	(7)	0	0	0	2,518

PIMCO U.S. Government and Short-Term Investments Portfolio	0	8,933	2,445	(224,137)	0	0	0	0	(212,759)

PIMCO International Portfolio	0	0	0	15,647	0	(203,885)	0	0	(188,238)

PIMCO Short Asset Portfolio	0	8,322	0	(3,980)	0	(146,801)	0	0	(142,459)

PIMCO Short-Term Floating NAV Portfolio III	0	208,271	0	(172,354)	0	(28,881)	0	0	7,036

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, straddle loss deferrals, interest accrued on defaulted securities, Treasury Inflation Protected Securities (TIPS), and partnership investments.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2021, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO ABS and Short-Term Investments Portfolio	$0	$0

PIMCO EM Bond and Short-Term Investments Portfolio	0	3,359

PIMCO High Yield and Short-Term Investments Portfolio	25,871	0

PIMCO Investment Grade Credit Bond Portfolio	0	0

PIMCO Long Duration Credit Bond Portfolio	0	0

PIMCO Low Duration Portfolio	0	0

PIMCO Moderate Duration Portfolio	0	0

PIMCO Mortgage and Short-Term Investments Portfolio	0	0

PIMCO Municipal Portfolio	0	0

PIMCO Real Return Portfolio*	14,567	20,842

PIMCO Short-Term Portfolio	0	70,671

PIMCO Short-Term Floating NAV Portfolio II	0	0

PIMCO U.S. Government and Short-Term Investments Portfolio	0	0

PIMCO International Portfolio	100,522	103,363

PIMCO Short Asset Portfolio	58,037	88,764

PIMCO Short-Term Floating NAV Portfolio III	2,543	26,338

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

ANNUAL REPORT	|	MARCH 31, 2021	211

Notes to Financial Statements	(Cont.)	March 31, 2021

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO ABS and Short-Term Investments Portfolio	$6,325,752	$149,783	$(96,955)	$52,828

PIMCO EM Bond and Short-Term Investments Portfolio	538,636	31,206	(34,864)	(3,658)

PIMCO High Yield and Short-Term Investments Portfolio	486,296	38,839	(31,348)	7,491

PIMCO Investment Grade Credit Bond Portfolio	4,498,412	158,003	(24,055)	133,948

PIMCO Long Duration Credit Bond Portfolio	31,957,465	2,793,697	(579,763)	2,213,934

PIMCO Low Duration Portfolio	1,072,069	10,242	(1,336)	8,906

PIMCO Moderate Duration Portfolio	5,452,908	60,516	(28,996)	31,520

PIMCO Mortgage and Short-Term Investments Portfolio	3,762,475	72,590	(50,182)	22,408

PIMCO Municipal Portfolio	130,818	11,180	(228)	10,952

PIMCO Real Return Portfolio	89,088	5,667	(451)	5,216

PIMCO Short-Term Portfolio	564,796	11,617	(13,327)	(1,710)

PIMCO Short-Term Floating NAV Portfolio II	17,685,614	2,223	(558)	1,665

PIMCO U.S. Government and Short-Term Investments Portfolio	2,865,326	128,442	(350,823)	(222,381)

PIMCO International Portfolio	491,774	37,915	(21,717)	16,198

PIMCO Short Asset Portfolio	8,430,669	114,006	(119,147)	(5,141)

PIMCO Short-Term Floating NAV Portfolio III	23,575,517	212,435	(382,748)	(170,313)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, sale/buyback transactions, straddle loss deferrals, interest accrued on defaulted securities, Treasury Inflation Protected Securities (TIPS), and partnership investments.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	March 31, 2021				March 31, 2020

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO ABS and Short-Term Investments Portfolio	$0	$170,006	$0	$0	$0	$197,509	$0	$0

PIMCO EM Bond and Short-Term Investments Portfolio	0	501	0	0	0	0	115	3,701

PIMCO High Yield and Short-Term Investments Portfolio	0	29,502	0	0	0	47,002	0	0

PIMCO Investment Grade Credit Bond Portfolio	0	139,010	0	0	0	100,007	0	0

PIMCO Long Duration Credit Bond Portfolio	0	1,281,561	470,017	0	0	1,523,043	191,005	0

PIMCO Low Duration Portfolio	0	15,203	0	0	0	26,502	0	0

PIMCO Moderate Duration Portfolio	0	126,209	12,700	0	0	93,208	0	0

PIMCO Mortgage and Short-Term Investments Portfolio	0	146,504	0	0	0	84,004	0	0

PIMCO Municipal Portfolio	5,467	1,854	1,280	0	5,229	521	3,400	0

PIMCO Real Return Portfolio	0	10,499	700	0	0	12,501	0	0

PIMCO Short-Term Portfolio	0	13,201	0	0	0	21,500	0	0

PIMCO Short-Term Floating NAV Portfolio II	0	27,272	0	0	0	142,155	0	0

PIMCO U.S. Government and Short-Term Investments Portfolio	0	120,005	275,001	0	0	46,005	20,701	0

PIMCO International Portfolio	0	0	0	0	0	17,001	0	0

PIMCO Short Asset Portfolio	0	106,769	0	0	0	376,584	0	0

PIMCO Short-Term Floating NAV Portfolio III	0	68,357	0	0	0	315,757	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

212	PRIVATE ACCOUNT PORTFOLIO SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III (sixteen of the portfolios constituting PIMCO Funds, hereafter collectively referred to as the “Portfolios”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of cash flows for PIMCO Long Duration Credit Bond Portfolio, PIMCO Real Return Portfolio and PIMCO U.S. Government and Short-Term Investments Portfolio for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of March 31, 2021, the results of each of their operations and each of the cash flows for PIMCO Long Duration Credit Bond Portfolio, PIMCO Real Return Portfolio and PIMCO U.S. Government and Short-Term Investments Portfolio for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2021	213

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.

BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	NXN	Natixis New York

BPS	BNP Paribas S.A.	GRE	NatWest Markets Securities Inc.	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	NatWest Markets Plc

BSH	Banco Santander S.A. - New York Branch	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.

BSN	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SBI	Citigroup Global Markets Ltd.

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

CLY	Crédit Agricole Corporate and Investment Bank	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

DBL	Deutsche Bank AG London	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.

DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MSR	Morgan Stanley & Co LLC FICC Repo	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	MXN	Mexican Peso

AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble

CLP	Chilean Peso	ILS	Israeli Shekel	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	SGD	Singapore Dollar

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	TRY	Turkish New Lira

CZK	Czech Koruna	KRW	South Korean Won	USD (or $)	United States Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CNREPOFIX	China Fixing Repo Rates 7-Day	SOFRRATE	Secured Overnight Financing Rate

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SONIO	Sterling Overnight Interbank Average Rate

BBSW3M	3 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	UKRPI	United Kingdom Retail Prices Index

CDOR03	3 month CDN Swap Rate	IOS.FN.650.67	Fannie Mae Interest Only Synthetics Total Return Swap Index	US0001M	ICE 1-Month USD LIBOR

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield	MAKA5DAY	Israel Gilon 5 Day	US0006M	ICE 6-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	MTGEFNCL	FNMA 30-Year Coupon Index	USSW10	10 Year USSW Rate

CMBX	Commercial Mortgage-Backed Index	PRIME	Daily US Prime Rate

CNREPOFIX	China Fixing Repo Rates 7-Day

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CHILIBOR	Chile Interbank Offered Rate	OIS	Overnight Index Swap

214	PRIVATE ACCOUNT PORTFOLIO SERIES

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolios’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolios’ dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO ABS and Short-Term Investments Portfolio	0%	0%	$140,003	$30,003

PIMCO EM Bond and Short-Term Investments Portfolio	0%	0%	501	0

PIMCO High Yield and Short-Term Investments Portfolio	0%	0%	21,221	0

PIMCO Investment Grade Credit Bond Portfolio	1.60%	1.60%	139,010	0

PIMCO Long Duration Credit Bond Portfolio	0%	0%	1,225,287	56,274

PIMCO Low Duration Portfolio	0%	0%	13,102	2,101

PIMCO Moderate Duration Portfolio	0%	0%	75,029	51,180

PIMCO Mortgage and Short-Term Investments Portfolio	0%	0%	71,178	75,326

PIMCO Municipal Portfolio	0%	0%	5,700	1,621

PIMCO Real Return Portfolio	0%	0%	1,171	4,506

PIMCO Short-Term Portfolio	0%	0%	13,201	0

PIMCO Short-Term Floating NAV Portfolio II	0%	0%	27,272	0

PIMCO U.S. Government and Short-Term Investments Portfolio	0%	0%	50,003	70,002

PIMCO International Portfolio	0%	0%	0	0

PIMCO Short Asset Portfolio	0%	0%	73,852	0

PIMCO Short-Term Floating NAV Portfolio III	0%	0%	68,357	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PIMCO ABS and Short-Term Investments Portfolio	84.42%

PIMCO EM Bond and Short-Term Investments Portfolio	58.48%

PIMCO High Yield and Short-Term Investments Portfolio	83.27%

PIMCO Investment Grade Credit Bond Portfolio	97.95%

PIMCO Long Duration Credit Bond Portfolio	95.29%

PIMCO Low Duration Portfolio	93.13%

PIMCO Moderate Duration Portfolio	65.18%

ANNUAL REPORT	|	MARCH 31, 2021	215

Federal Income Tax Information	(Cont.)	(Unaudited)

163 (j) Interest Dividends %

PIMCO Mortgage and Short-Term Investments Portfolio	50.69%

PIMCO Municipal Portfolio	0%

PIMCO Real Return Portfolio	56.08%

PIMCO Short-Term Portfolio	88.12%

PIMCO Short-Term Floating NAV Portfolio II	100.00%

PIMCO U.S. Government and Short-Term Investments Portfolio	49.79%

PIMCO International Portfolio	0%

PIMCO Short Asset Portfolio	100%

PIMCO Short-Term Floating NAV Portfolio III	44.54%

216	PRIVATE ACCOUNT PORTFOLIO SERIES

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolios’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolios’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2021	217

Management of the Trust	(Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

218	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2021	219

Privacy Policy[1]	(Unaudited)

The Portfolios2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Portfolios or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Portfolios or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor and does not provide brokerage services or any financial advice to investors in the Portfolios solely because it distributes the Portfolios. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

3 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Portfolios”).

220	PRIVATE ACCOUNT PORTFOLIO SERIES

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

ANNUAL REPORT	|	MARCH 31, 2021	221

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

PAPS3016AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

Private Account Portfolio Series

PIMCO All Asset: Multi-RAE PLUS Fund

PIMCO All Asset: Multi-Short PLUS Fund

PIMCO All Asset: Multi-Real Fund

(1)	Consolidated Schedule of Investments

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO All Asset: Multi-Short PLUS Fund, PIMCO All Asset: Multi-Real Fund and PIMCO All Asset: Multi-RAE PLUS Fund Annual Report, which covers the period from the Fund’s inception on September 15, 2020, September 22, 2020 and October 6, 2020 respectively to March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged),

2	PRIVATE ACCOUNT PORTFOLIO SERIES

which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62% and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel, but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Portfolios investments, please contact your account manager.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset: Multi-RAE PLUS Fund, PIMCO All Asset: Multi-Real Fund and PIMCO All Asset: Multi-Short PLUS Fund (each a “Fund” and collectively, the “Funds”).

Shares of the Funds may be purchased only by the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and the PIMCO All Asset Portfolio, a series of PIMCO Variable Insurance Trust. The PIMCO All Asset: Multi-Real Fund may invest directly or indirectly (through investment in a wholly-owed subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility that investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well diversified investment fund. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s Offering Memorandum and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

4	PRIVATE ACCOUNT PORTFOLIO SERIES

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO All Asset: Multi-Short PLUS Fund	09/15/20	Non-diversified
PIMCO All Asset: Multi-Real Fund	09/22/20	Non-diversified
PIMCO All Asset: Multi-RAE PLUS Fund	10/06/20	Non-diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each

ANNUAL REPORT	|	MARCH 31, 2021	5

Important Information About the Funds	(Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available upon request by calling PIMCO at (888) 87-PIMCO.

Daily updates on the net asset value of a Fund may be obtained by calling (888) 87-PIMCO.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO All Asset: Multi-RAE PLUS Fund

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	63.6%

Asset-Backed Securities	12.9%

U.S. Treasury Obligations	11.4%

Corporate Bonds & Notes	5.4%

Non-Agency Mortgage-Backed Securities	3.2%

U.S. Government Agencies	2.1%

Sovereign Issues	1.2%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Cumulative Total Return for the period ended March 31, 2021

Fund Inception (10/06/20)
PIMCO All Asset: Multi-RAE PLUS Fund	29.59%
MSCI All Country World Value Index	25.09%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Asset: Multi-RAE PLUS Fund seeks total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposures to a portfolio of stocks and complementing these equity exposures with an absolute return bond alpha strategy. In addition to long equity exposures, the Fund may also obtain short exposure to equity markets, but will not normally seek to obtain a net short equity exposure. In managing the Fund’s equity exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to different equity markets, segments and issuers, such as global regions and countries, sectors and market capitalizations. The Fund may principally use derivatives (such as, but not limited to, futures contracts, swap agreements or options) to obtain its equity exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of long and short equity exposures for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the since inception period from 10/06/20 to 03/31/21:

»

Long exposure to U.S. value equities (large and small cap) contributed to performance, as these securities generally gained in value; this was partially offset by inverse exposure to the S&P 500 Index.

»	An allocation to emerging markets value equities contributed to performance, as these securities generally gained in value.

»	An allocation to developed ex-U.S. value equities contributed to performance, as these securities generally gained in value.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Exposure to U.S. Treasury Inflation-Protection Securities breakeven inflation securities contributed to returns, as inflation expectations increased.

»	Long exposure to intermediate U.S. interest rates detracted from returns since intermediate treasury yields increased.

ANNUAL REPORT	|	MARCH 31, 2021	7

PIMCO All Asset: Multi-Short PLUS Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of March 31, 2021†§

Short-Term Instruments‡	59.2%

Asset-Backed Securities	14.3%

U.S. Treasury Obligations	9.4%

Corporate Bonds & Notes	5.2%

U.S. Government Agencies	4.8%

Sovereign Issues	3.6%

Non-Agency Mortgage-Backed Securities	3.2%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Cumulative Total Return for the period ended March 31, 2021

Fund Inception (09/15/20)
PIMCO All Asset: Multi-Short PLUS Fund	(15.24)%
MSCI All Country World Index	17.85%
Inverse of MSCI All Country World Index	(16.84)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Asset: Multi-Short PLUS Fund seeks total return, consistent with prudent investment management, under normal circumstances, by obtaining short exposures to equity markets and complementing these equity exposures with an absolute return bond alpha strategy, such that the Fund’s net asset value may vary inversely with the value of the equity markets on a daily basis, subject to certain limitations summarized below. The Fund will not normally seek to obtain a net positive equity exposure. In managing the Fund’s equity exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to different equity markets, segments and issuers, such as global regions and countries, sectors and market capitalizations. The Fund may principally use derivatives (such as, but not limited to, futures contracts, swap agreements or options) to obtain its equity exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of short equity exposures for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the since inception period from 09/15/20 to 03/31/21:

»	Inverse exposure to U.S. equities detracted from performance, as the S&P 500 Index gained.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Exposure to U.S. Treasury Inflation-Protection Securities breakeven inflation securities contributed to returns, as inflation expectations increased.

»	Long exposure to intermediate U.S. interest rates detracted from returns since intermediate treasury yields rose.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO All Asset: Multi-Real Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of March 31, 2021†§

U.S. Treasury Obligations	62.3%

Real Estate Investment Trusts	13.9%

Short-Term Instruments‡	8.1%

Asset-Backed Securities	5.9%

U.S. Government Agencies	3.6%

Sovereign Issues	3.0%

Corporate Bonds & Notes	2.4%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Cumulative Total Return for the period ended March 31, 2021

Fund Inception (09/22/20)
PIMCO All Asset: Multi-Real Fund	26.87%
Bloomberg Barclays U.S. TIPS Index	0.39%
50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index	21.59%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO All Asset: Multi-Real Fund seeks real return, consistent with prudent investment management, by investing under normal circumstances in derivatives linked to real assets, such as real estate-linked derivative instruments, commodity-linked derivative instruments and master limited partnership- (“MLP”) linked derivative instruments, and complementing these exposures with a portfolio of inflation-linked securities and other Fixed Income Instruments.. Real Assets are defined as investments that are expected to preserve their value in periods of high or rising inflation, such as real estate, commodities and companies involved with natural resources such as MLPs. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities and may also be represented by forwards or derivatives such as options, futures contracts or swap agreements. In managing the Fund’s exposures, PIMCO utilizes an approach that is designed to have flexibility with respect to various Real Asset exposures. The Fund’s sub-adviser, Research Affiliates, will determine the target mix of Real Assets for the Fund. In doing so, Research Affiliates considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. Fund strategies may change from time to time. Please refer to the Fund’s current offering memorandum for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the since inception period from 09/22/20 to 03/31/21:

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs, as measured by the Dow Jones U.S. Select REIT Index, posted positive returns.

»	Exposure to broad commodities contributed to absolute performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return, posted gains.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»

The structural allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Fund’s commodity and REITs exposures contributed to absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, outperformed 1 Month U.S. dollar London Inter Bank Offering Rate.

»	Holdings of non-agency mortgage-backed securities, contributed to returns as spreads tightened and the values of these securities increased.

»	There were no notable detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2021	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Fund, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset: Multi-RAE PLUS Fund(a)	$1,000.00	$1,295.90	$4.93	$1,000.00	$1,019.82	$4.33	0.89%
PIMCO All Asset: Multi-Short PLUS Fund	1,000.00	839.30	3.49	1,000.00	1,021.14	3.83	0.76
PIMCO All Asset: Multi-Real Fund (Consolidated)	1,000.00	1,256.10	4.50	1,000.00	1,020.94	4.03	0.80

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 182/365(to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 10/06/20 for Actual expense. Expense paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Fund, multiplied by the average account value over the period, multiplied by 176/365 (to reflect the period since inception date of 10/06/20). Hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal half year.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

Benchmark Descriptions

Index*	Benchmark Description

50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index	The benchmark is a blend of 50% Bloomberg Commodity Index Total Return, 50% Dow Jones U.S. Select REIT Total Return Index. The Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Inverse of MSCI All Country World Index	Inverse of MSCI All Country World Index is the negative equivalent of the return of the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

MSCI All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

MSCI All Country World Value Index	The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed markets countries and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

*It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	11

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Period Ended^:	Net Asset Value Beginning of Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO All Asset: Multi-RAE PLUS Fund

10/06/2020 - 03/31/2021	$10.00	$(0.01)	$2.94	$2.93	$(1.32)	$(0.01)	$(1.33)

PIMCO All Asset: Multi-Short PLUS Fund

09/15/2020 - 03/31/2021	$10.00	$0.02	$(1.52)	$(1.50)	$(0.08)	$(0.17)	$(0.25)

PIMCO All Asset: Multi-Real Fund (Consolidated)

09/22/2020 - 03/31/2021	$10.00	$0.04	$2.64	$2.68	$(0.38)	$0.00	$(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Period(a)	Total Return(a)	Net Assets End of Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.60	29.59%	$3,218,304	0.90	%*	0.90	%*	0.89	%*	0.89	%*	(0.15	)%*	100%

$8.25	(15.24)%	$220,073	0.76	%*	0.80	%*	0.74	%*	0.78	%*	0.49	%*	170%

$12.30	26.87%	$1,621,140	0.81	%*	0.88	%*	0.75	%*	0.82	%*	0.70	%*	87%

ANNUAL REPORT	|	MARCH 31, 2021	13

Statements of Assets and Liabilities	March 31, 2021

(Amounts in thousands†, except per share amounts)	PIMCO All Asset: Multi- RAE PLUS Fund	PIMCO All Asset: Multi- Short PLUS Fund

Assets:

Investments, at value
Investments in securities	$2,352,797	$179,711
Investments in Affiliates	935,272	52,254
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,165	261
Over the counter	16,011	923
Cash	30,228	142
Deposits with counterparty	19,646	2,340
Foreign currency, at value	4,573	236
Receivable for investments sold	81,728	0
Receivable for TBA investments sold	269,917	20,845
Interest and/or dividends receivable	3,132	255
Dividends receivable from Affiliates	180	11
Other assets	2	0
Total Assets	3,716,651	256,978

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$1,707	$532
Over the counter	17,939	7,924
Payable for investments purchased	64,989	4,689
Payable for investments in Affiliates purchased	180	11
Payable for investments purchased on a delayed-delivery basis	0	1,100
Payable for TBA investments purchased	323,854	22,503
Deposits from counterparty	87,297	0
Accrued investment advisory fees	1,677	94
Accrued supervisory and administrative fees	655	48
Accrued reimbursement to PIMCO	49	4
Total Liabilities	498,347	36,905

Net Assets	$3,218,304	$220,073

Net Assets Consist of:

Paid in capital	$3,014,336	$250,170
Distributable earnings (accumulated loss)	203,968	(30,097)

Net Assets	$3,218,304	$220,073

Shares Issued and Outstanding	277,327	26,685

Net Asset Value Per Share Outstanding(a):	$11.60	$8.25

Cost of investments in securities	$2,374,696	$181,854
Cost of investments in Affiliates	$935,338	$52,257
Cost of foreign currency held	$4,640	$249
Cost or premiums of financial derivative instruments, net	$36,415	$2,499

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

14	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Assets and Liabilities	PIMCO All Asset: Multi-Real Fund	March 31, 2021

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$2,579,702
Investments in Affiliates	117
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,097
Over the counter	5,030
Cash	8,827
Deposits with counterparty	6,001
Foreign currency, at value	749
Receivable for investments sold	19,059
Receivable for TBA investments sold	102,397
Interest and/or dividends receivable	3,160
Reimbursement receivable from PIMCO	89
Total Assets	2,726,228

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$612,049
Payable for sale-buyback transactions	184,412
Payable for short sales	10,086
Financial Derivative Instruments
Exchange-traded or centrally cleared	769
Over the counter	34,021
Payable for investments purchased	54,813
Payable for TBA investments purchased	181,378
Deposits from counterparty	26,437
Accrued investment advisory fees	749
Accrued supervisory and administrative fees	374
Total Liabilities	1,105,088

Net Assets	$1,621,140

Net Assets Consist of:

Paid in capital	$1,410,652
Distributable earnings (accumulated loss)	210,488

Net Assets	$1,621,140

Shares Issued and Outstanding	131,768

Net Asset Value Per Share Outstanding(a):	$12.30

Cost of investments in securities	$2,568,936
Cost of investments in Affiliates	$117
Cost of foreign currency held	$697
Proceeds received on short sales	$10,103
Cost or premiums of financial derivative instruments, net	$(1,557)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	|	MARCH 31, 2021	15

Statements of Operations

(Amounts in thousands†)	PIMCO All Asset: Multi- RAE PLUS Fund(a)	PIMCO All Asset: Multi- Short PLUS Fund(b)

Investment Income:

Interest	$6,914	$1,074
Dividends	22	0
Dividends from Investments in Affiliates	759	61
Total Income	7,695	1,135

Expenses:

Investment advisory fees	6,542	440
Supervisory and administrative fees	2,555	225
Trustee fees	2	0
Interest expense	63	19
Organizational expense	68	68
Total Expenses	9,230	752
Waiver and/or Reimbursement by PIMCO	(20)	(64)
Net Expenses	9,210	688

Net Investment Income (Loss)	(1,515)	447

Net Realized Gain (Loss):

Investments in securities	(2,640)	(410)
Investments in Affiliates	(21)	(4)
Exchange-traded or centrally cleared financial derivative instruments	23,097	(9,231)
Over the counter financial derivative instruments	502,510	(8,126)
Foreign currency	4,219	211

Net Realized Gain (Loss)	527,165	(17,560)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(21,898)	(2,143)
Investments in Affiliates	(66)	(4)
Exchange-traded or centrally cleared financial derivative instruments	1,119	(358)
Over the counter financial derivative instruments	148	(6,822)
Foreign currency assets and liabilities	516	43

Net Change in Unrealized Appreciation (Depreciation)	(20,181)	(9,284)

Net Increase (Decrease) in Net Assets Resulting from Operations	$505,469	$(26,397)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was October 6, 2020.
(b)	Inception date of the Fund was September 15, 2020.

16	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Operations	PIMCO All Asset: Multi-Real Fund

(Amounts in thousands†)	Inception date through March 31, 2021(a)

Investment Income:

Interest	$6,289
Dividends	2,670
Dividends from Investments in Affiliates	12
Total Income	8,971

Expenses:

Investment advisory fees	3,220
Supervisory and administrative fees	1,611
Trustee fees	1
Interest expense	355
Organizational expense	80
Total Expenses	5,267
Waiver and/or Reimbursement by PIMCO	(491)
Net Expenses	4,776

Net Investment Income (Loss)	4,195

Net Realized Gain (Loss):

Investments in securities	(1,051)
Investments in Affiliates	4
Exchange-traded or centrally cleared financial derivative instruments	6,627
Over the counter financial derivative instruments	259,489
Foreign currency	1,336

Net Realized Gain (Loss)	266,405

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	10,783
Exchange-traded or centrally cleared financial derivative instruments	971
Over the counter financial derivative instruments	(26,807)
Foreign currency assets and liabilities	193

Net Change in Unrealized Appreciation (Depreciation)	(14,860)

Net Increase (Decrease) in Net Assets Resulting from Operations	$255,740

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was September 22, 2020.

ANNUAL REPORT	|	MARCH 31, 2021	17

Statements of Changes in Net Assets

	PIMCO All Asset: Multi-RAE PLUS Fund	PIMCO All Asset: Multi-Short PLUS Fund

(Amounts in thousands†)	Inception date through March 31, 2021(a)	Inception date through March 31, 2021(b)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$(1,515)	$447
Net realized gain (loss)	527,165	(17,560)
Net change in unrealized appreciation (depreciation)	(20,181)	(9,284)

Net Increase (Decrease) in Net Assets Resulting from Operations	505,469	(26,397)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(301,501)	(3,700)

Total Distributions(c)	(301,501)	(3,700)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	3,014,336	250,170

Total Increase (Decrease) in Net Assets	3,218,304	220,073

Net Assets:

Beginning of period	0	0
End of period	$3,218,304	$220,073

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was October 6, 2020.
(b)	Inception date of the Fund was September 15, 2020.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

18	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statement of Changes in Net Assets	PIMCO All Asset: Multi-Real Fund

(Amounts in thousands†)	Inception date through March 31, 2021(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,195
Net realized gain (loss)	266,405
Net change in unrealized appreciation (depreciation)	(14,860)

Net Increase (Decrease) in Net Assets Resulting from Operations	255,740

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(45,252)

Total Distributions(b)	(45,252)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,410,652

Total Increase (Decrease) in Net Assets	1,621,140

Net Assets:

Beginning of period	0
End of period	$1,621,140

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was September 22, 2020.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2021	19

Consolidated Statement of Cash Flows	PIMCO All Asset: Multi-Real Fund

Inception date through March 31, 2021(a)
(Amounts in thousands†)
Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$255,740

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(3,314,306)
Proceeds from sales of long-term securities	1,358,831
(Purchases) Proceeds from sales of short-term portfolio investments, net	(236,470)
(Increase) decrease in deposits with counterparty	(6,001)
(Increase) decrease in receivable for investments sold	(121,456)
(Increase) decrease in interest and/or dividends receivable	(3,160)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	7,270
Proceeds from (Payments on) over the counter financial derivative instruments	261,673
(Increase) decrease in reimbursement receivable from PIMCO	(89)
Increase (decrease) in payable for investments purchased	236,191
Increase (decrease) in deposits from counterparty	26,437
Increase (decrease) in accrued investment advisory fees	749
Increase (decrease) in accrued supervisory and administrative fees	374
Proceeds from (Payments on) short sales transactions, net	10,102
Proceeds from (Payments on) foreign currency transactions	1,529
Net Realized (Gain) Loss
Investments in securities	1,051
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	(6,627)
Over the counter financial derivative instruments	(259,489)
Foreign currency	(1,336)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(10,783)
Exchange-traded or centrally cleared financial derivative instruments	(971)
Over the counter financial derivative instruments	26,807
Foreign currency assets and liabilities	(193)
Net amortization (accretion) on investments	8,895

Net Cash Provided by (Used for) Operating Activities	(1,765,236)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	978,351
Proceeds from reverse repurchase agreements	5,990,275
Payments on reverse repurchase agreements	(5,378,226)
Proceeds from sale-buyback transactions	2,504,333
Payments on sale-buyback transactions	(2,319,921)

Net Cash Received from (Used for) Financing Activities	1,774,812

Net Increase (Decrease) in Cash and Foreign Currency	9,576

Cash and Foreign Currency:

Beginning of period	0
End of period	$9,576

* Reinvestment of distributions	$45,252

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$347
Non-Cash Purchase In-Kind	$387,049

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

(a) Inception date of the Fund was September 22, 2020.

20	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.1%

CORPORATE BONDS & NOTES 5.5%

BANKING & FINANCE 3.5%

AerCap Ireland Capital DAC
4.125% due 07/03/2023		$804	$853

American Tower Corp.
1.000% due 01/15/2032	EUR	496	583
3.800% due 08/15/2029		$836	911

Aviation Capital Group LLC
2.875% due 01/20/2022		48	49
4.125% due 08/01/2025		1,200	1,280
4.375% due 01/30/2024		12	13
5.500% due 12/15/2024		1,060	1,186

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		1,743	1,860
5.500% due 01/15/2023		7	7

Bank of America Corp.
3.974% due 02/07/2030 •		143	159

Bank of Ireland Group PLC
7.500% due 05/19/2025 •(h)(i)	EUR	300	410

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$282	310
10.179% due 06/12/2021		3,893	3,960

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		924	937
7.125% due 06/15/2025 •(h)(i)	GBP	1,448	2,253
7.250% due 03/15/2023 •(h)(i)		300	447
7.875% due 03/15/2022 •(h)(i)		$1,600	1,685
7.875% due 09/15/2022 •(h)(i)	GBP	600	890

BNP Paribas S.A.
1.323% due 01/13/2027 •		$3,500	3,425

CIT Group, Inc.
5.000% due 08/15/2022		50	53

Citigroup, Inc.
1.214% (US0003M + 1.023%) due 06/01/2024 ~		1,380	1,398

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(h)(i)	EUR	800	953

Credit Suisse Group AG
5.250% due 02/11/2027 •(h)(i)		$300	304
6.250% due 12/18/2024 •(h)(i)		1,200	1,281
6.375% due 08/21/2026 •(h)(i)		206	220
7.125% due 07/29/2022 •(h)(i)		600	625
7.500% due 07/17/2023 •(h)(i)		600	636
7.500% due 12/11/2023 •(h)(i)		300	326

Crown Castle International Corp.
4.300% due 02/15/2029		351	394

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,900	2,296
1.420% (US0003M + 1.230%) due 02/27/2023 ~		$2,766	2,787
1.625% due 01/20/2027	EUR	3,600	4,405
1.750% due 01/17/2028		300	369
1.750% due 11/19/2030 •		1,700	2,067
2.129% due 11/24/2026 •(j)		$4,400	4,414
3.547% due 09/18/2031 •		4,283	4,428
3.961% due 11/26/2025 •		1,993	2,160
4.250% due 10/14/2021		3,591	3,658

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		56	56

Equinix, Inc.
1.550% due 03/15/2028		222	212

Equitable Holdings, Inc.
4.350% due 04/20/2028		892	1,000

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	797	1,015

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •		711	819
1.048% (US0003M + 0.810%) due 04/05/2021 ~		$640	640
1.276% (US0003M + 1.080%) due 08/03/2022 ~		244	242
3.087% due 01/09/2023		637	648
3.550% due 10/07/2022		216	222

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Financial Co., Inc.
1.228% (US0003M + 0.990%) due 01/05/2023 ~		$6	$6
1.293% (US0003M + 1.100%) due 11/06/2021 ~		67	67
1.509% (US0003M + 1.310%) due 06/30/2022 ~		28	28

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		143	160

GSPA Monetization Trust
6.422% due 10/09/2029		229	248

Healthcare Realty Trust, Inc.
2.400% due 03/15/2030		241	235

HSBC Holdings PLC
2.357% due 08/18/2031 •		431	415
3.000% due 05/29/2030 •	GBP	505	749
4.000% due 03/09/2026 •(h)(i)		$1,500	1,496
4.950% due 03/31/2030		200	234

ING Groep NV
5.750% due 11/16/2026 •(h)(i)		500	546
6.875% due 04/16/2022 •(h)(i)		200	209

International Lease Finance Corp.
5.875% due 08/15/2022		34	36

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(h)(i)	EUR	1,650	2,375

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		$862	872

Lloyds Banking Group PLC
4.550% due 08/16/2028		266	303
7.500% due 09/27/2025 •(h)(i)		1,515	1,735
7.625% due 06/27/2023 •(h)(i)	GBP	358	539
7.875% due 06/27/2029 •(h)(i)		600	1,043

Nationwide Building Society
4.363% due 08/01/2024 •		$462	499

Natwest Group PLC
1.664% (US0003M + 1.470%) due 05/15/2023 ~		222	225
1.751% (US0003M + 1.550%) due 06/25/2024 ~		882	901
4.269% due 03/22/2025 •		378	412
4.519% due 06/25/2024 •		388	419
4.892% due 05/18/2029 •		1,813	2,068
5.076% due 01/27/2030 •		222	257
8.000% due 08/10/2025 •(h)(i)		258	303
8.625% due 08/15/2021 •(h)(i)		1,145	1,175

Navient Corp.
6.625% due 07/26/2021		57	58
7.250% due 01/25/2022		56	58

Nissan Motor Acceptance Corp.
0.883% due 09/28/2022 •		111	111
1.900% due 09/14/2021		156	157
2.600% due 09/28/2022		309	317
2.650% due 07/13/2022		608	621
2.750% due 03/09/2028		5,300	5,265
3.650% due 09/21/2021		107	108

Nomura Holdings, Inc.
1.851% due 07/16/2025		345	345
2.679% due 07/16/2030		409	402

OneMain Finance Corp.
5.625% due 03/15/2023		66	70
6.125% due 05/15/2022		57	60

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		12	13

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		562	619

SL Green Realty Corp.
4.500% due 12/01/2022		416	436

Standard Chartered PLC
1.383% (US0003M + 1.200%) due 09/10/2022 ~		967	971
1.456% due 01/14/2027 •		3,800	3,713

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		991	958

UBS AG
5.125% due 05/15/2024 (i)		2,855	3,150
7.625% due 08/17/2022 (i)		1,199	1,307

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Group AG
4.375% due 02/10/2031 •(h)(i)		$1,600	$1,582

UniCredit SpA
6.572% due 01/14/2022		1,177	1,227

Wells Fargo & Co.
1.741% due 05/04/2030 •	EUR	3,700	4,704
2.393% due 06/02/2028 •		$5,646	5,790
3.000% due 04/22/2026		67	72

Weyerhaeuser Co.
4.000% due 04/15/2030		354	392

WP Carey, Inc.
4.250% due 10/01/2026		55	62

WPC Eurobond BV
2.250% due 04/09/2026	EUR	2,208	2,822

			111,791

INDUSTRIALS 1.6%

Aker BP ASA
2.875% due 01/15/2026		$450	465

AP Moller - Maersk A/S
3.750% due 09/22/2024		55	60

Baidu, Inc.
3.075% due 04/07/2025		289	304

BAT Capital Corp.
3.222% due 08/15/2024		86	92

BAT International Finance PLC
3.950% due 06/15/2025		152	167

Boeing Co.
2.750% due 02/01/2026		800	824

Broadcom, Inc.
2.450% due 02/15/2031		1,500	1,417
3.500% due 02/15/2041		800	767
3.750% due 02/15/2051		300	287

Canadian Pacific Railway Co.
4.500% due 01/15/2022		43	44

Centene Corp.
4.625% due 12/15/2029		55	60

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~		1,032	1,061
4.908% due 07/23/2025		789	895

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		900	950

CVS Health Corp.
3.625% due 04/01/2027		18	20
3.750% due 04/01/2030		86	94
4.125% due 04/01/2040		18	20
4.250% due 04/01/2050		196	220

CVS Pass-Through Trust
6.943% due 01/10/2030		38	46

DAE Funding LLC
1.625% due 02/15/2024		2,100	2,097
2.625% due 03/20/2025		900	908
3.375% due 03/20/2028		900	896
4.500% due 08/01/2022		500	504
5.250% due 11/15/2021		22	22

Dell International LLC
4.900% due 10/01/2026		22	25
5.300% due 10/01/2029		65	76
5.850% due 07/15/2025		822	959

Delta Air Lines, Inc.
4.500% due 10/20/2025		182	194

Energy Transfer Operating LP
4.250% due 03/15/2023		107	113

Energy Transfer Partners LP
5.000% due 10/01/2022		22	23

Equifax, Inc.
1.064% (US0003M + 0.870%) due 08/15/2021 ~		44	44

Equinor ASA
3.125% due 04/06/2030		18	19
3.700% due 04/06/2050		18	19

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	21

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expedia Group, Inc.
2.950% due 03/15/2031		$700	$691
6.250% due 05/01/2025		923	1,068

Fairstone Financial, Inc.
7.875% due 07/15/2024		482	508

Huntsman International LLC
5.125% due 11/15/2022		65	69

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	1,481	1,771

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$567	597

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		288	316

Imperial Brands Finance PLC
3.125% due 07/26/2024		330	349
3.500% due 07/26/2026		1,527	1,634
3.875% due 07/26/2029		345	368

INEOS Finance PLC
2.125% due 11/15/2025	EUR	1,945	2,261

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$30	35
5.200% due 07/15/2045		38	44

Micron Technology, Inc.
4.185% due 02/15/2027		36	40
5.327% due 02/06/2029		187	220

MPLX LP
2.650% due 08/15/2030		1,100	1,079

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		570	597
3.522% due 09/17/2025		1,856	1,967
4.345% due 09/17/2027		5,781	6,292
4.810% due 09/17/2030		900	988

Oracle Corp.
3.600% due 04/01/2040		18	18
3.850% due 04/01/2060		1,138	1,119
3.950% due 03/25/2051 (j)		3,700	3,821

Penske Truck Leasing Co. LP
3.900% due 02/01/2024		67	72

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		900	885

Rolls-Royce PLC
1.625% due 05/09/2028	EUR	400	429
4.625% due 02/16/2026		100	127

Sands China Ltd.
5.125% due 08/08/2025		$539	604
5.400% due 08/08/2028		754	863

Saudi Arabian Oil Co.
3.250% due 11/24/2050		1,200	1,088

Southern Co.
3.700% due 04/30/2030		123	133

T-Mobile USA, Inc.
2.250% due 02/15/2026		700	706
2.875% due 02/15/2031		1,800	1,742

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		658	630
3.375% due 07/09/2060		658	634

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		147	160

Wynn Macau Ltd.
5.625% due 08/26/2028		2,200	2,304

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		146	158

			50,079

UTILITIES 0.4%

American Water Capital Corp.
3.450% due 06/01/2029		143	155

AT&T, Inc.
2.250% due 02/01/2032		386	368

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030		266	295
4.250% due 10/15/2050		18	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030	$266	$285
3.950% due 04/01/2050	18	20

DTE Electric Co.
2.625% due 03/01/2031	311	319

Edison International
5.750% due 06/15/2027	54	63

Exelon Corp.
4.050% due 04/15/2030	18	20

Georgia Power Co.
2.650% due 09/15/2029	18	18

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~	4,600	4,609
2.500% due 02/01/2031	582	550
4.550% due 07/01/2030	800	868

Petrobras Global Finance BV
5.093% due 01/15/2030	740	770

Rio Oil Finance Trust
8.200% due 04/06/2028	367	419

San Diego Gas & Electric Co.
3.320% due 04/15/2050	200	197

Southern California Edison Co.
3.650% due 03/01/2028	150	164
3.700% due 08/01/2025	566	619

Sprint Communications, Inc.
6.000% due 11/15/2022	512	548
11.500% due 11/15/2021	43	46

Sprint Corp.
7.125% due 06/15/2024	48	55
7.250% due 09/15/2021	872	895
7.875% due 09/15/2023	297	340

Verizon Communications, Inc.
3.550% due 03/22/2051	2,400	2,401

		14,045

Total Corporate Bonds & Notes (Cost $176,531)		175,915

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	35	50

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
6.466% due 08/01/2023	30	34

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	645	942

		1,026

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	48	53

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	110	132

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	65	78
6.725% due 04/01/2035	130	157
7.350% due 07/01/2035	100	125

		545

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	20	28

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.0%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (f)	$425	$414

OHIO 0.0%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	86

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	5	7

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	265	266

WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	720	914

Total Municipal Bonds & Notes (Cost $3,323)		3,286

U.S. GOVERNMENT AGENCIES 2.2%

Fannie Mae
0.000% due 08/25/2039 (b)(f)	137	124
0.248% due 03/25/2036 •	1	1
0.439% due 04/25/2037 •	2	2
0.459% due 07/25/2037 •	12	12
0.468% due 09/25/2042 •	5	5
0.489% due 07/25/2037 •	15	15
0.509% due 09/25/2035 •	32	32
0.519% due 09/25/2035 •	23	24
0.629% due 10/25/2040 •	9	9
0.709% due 01/25/2051 •	7	7
0.829% due 06/25/2037 •	112	112
1.800% due 03/01/2034 •	18	19
2.010% due 02/01/2034 •	1	1
2.157% due 08/01/2035 •	3	3
2.158% due 10/01/2035 •	1	1
2.242% due 12/01/2033 •	0	1
2.251% due 01/25/2031 ~(a)	804	117
2.310% due 08/01/2022	128	130
2.323% due 12/01/2034 •	21	21
2.326% due 10/01/2035 •	1	1
2.614% due 11/01/2034 •	1	1
2.721% due 06/01/2034 •	1	1
3.185% due 03/01/2036 •	3	3
4.500% due 09/25/2040	452	537
5.741% due 03/25/2041 •(a)	220	37
5.941% due 03/25/2037 •(a)	73	13
5.991% due 04/25/2037 •(a)	186	36
6.041% due 11/25/2039 •(a)	38	7
6.271% due 03/25/2037 •(a)	95	17
6.291% due 05/25/2037 •(a)	231	39
6.591% due 03/25/2036 •(a)	99	17
6.681% due 04/25/2037 •(a)	425	84
7.091% due 02/25/2037 •(a)	41	9
7.541% due 07/25/2033 •(a)	23	5
9.906% due 11/25/2040 •	1	1
26.125% due 12/25/2036 •	6	9

Freddie Mac
0.406% due 05/15/2037 •	3	3
0.486% due 03/15/2037 •	42	42
0.506% due 11/15/2043 •	35	36
0.656% due 07/15/2041 •	49	50
0.806% due 08/15/2037 •	115	118
0.816% due 10/15/2037 •	19	19
0.826% due 05/15/2037 - 09/15/2037 •	131	133
1.459% due 10/25/2044 •	1	1

22	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.659% due 07/25/2044 •	$4	$4
2.156% due 07/15/2035 •	2,133	2,164
2.789% due 06/01/2035 •	1	1
3.500% due 07/15/2042 - 05/01/2049	1,932	2,027
4.000% due 07/01/2047 - 03/01/2049	1,547	1,666
5.000% due 05/01/2023 - 04/15/2041	557	646
5.500% due 03/15/2034 - 03/01/2039	95	109
6.000% due 08/01/2027 - 12/01/2037	6	6
6.364% due 07/15/2036 •(a)	117	21
6.464% due 09/15/2036 •(a)	74	13
6.500% due 05/01/2035	47	53
6.594% due 04/15/2036 •(a)	25	4
10.648% due 02/15/2040 •	38	46
14.205% due 09/15/2041 •	134	192

Ginnie Mae
0.465% due 08/20/2047 •	389	387
1.336% due 04/20/2068 •	709	716
2.125% (H15T1Y + 1.500%) due 11/20/2044 ~	274	285
3.500% due 02/15/2045 - 03/15/2045	86	93
5.000% due 08/15/2033 - 04/15/2042	1,187	1,377
6.000% due 07/15/2037 - 08/15/2037	3	3

Small Business Administration
4.430% due 05/01/2029	10	11
5.490% due 03/01/2028	10	11
6.020% due 08/01/2028	81	90

Uniform Mortgage-Backed Security
3.500% due 02/01/2043 - 09/01/2048	5,223	5,534
4.000% due 01/01/2025 - 10/01/2030	18	19
4.500% due 05/01/2023 - 02/01/2044	936	1,052
5.000% due 07/01/2023 - 12/01/2029	108	122
5.500% due 11/01/2021 - 09/01/2041	502	584
6.000% due 05/01/2021 - 05/01/2041	615	720
6.500% due 09/01/2036	35	40

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	50,800	50,512

Total U.S. Government Agencies (Cost $70,416)		70,363

U.S. TREASURY OBLIGATIONS 11.6%

U.S. Treasury Bonds
1.375% due 11/15/2040	4,100	3,489
1.625% due 11/15/2050	100	83
2.250% due 08/15/2049	146	141
3.000% due 08/15/2048	473	531
3.000% due 02/15/2049	17,298	19,441
3.125% due 05/15/2048	124	143
4.625% due 02/15/2040	3,734	5,152

U.S. Treasury Inflation Protected Securities (g)
0.125% due 02/15/2051	1,808	1,821
0.250% due 02/15/2050	24,009	25,139
0.625% due 02/15/2043	676	765
0.750% due 02/15/2045	2,110	2,446
1.000% due 02/15/2046	3,755	4,607
1.000% due 02/15/2048	16,660	20,766
1.000% due 02/15/2049	12,178	15,277
1.375% due 02/15/2044	5,059	6,620

U.S. Treasury Notes
0.375% due 12/31/2025	1,000	977
0.375% due 01/31/2026	2,600	2,536
0.500% due 02/28/2026	4,300	4,216
1.500% due 10/31/2024 (l)	2,002	2,071
1.500% due 08/15/2026	1,464	1,500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 12/15/2022		$1,896	$1,944
1.625% due 02/15/2026		433	448
1.750% due 12/31/2024 (l)		622	649
1.875% due 07/31/2022 (l)		1,408	1,441
1.875% due 08/31/2022 (l)		8,556	8,769
2.000% due 12/31/2021 (l)		5,903	5,988
2.000% due 07/31/2022 (l)		6,254	6,413
2.000% due 11/30/2022		876	903
2.000% due 11/15/2026		1,118	1,173
2.125% due 08/15/2021		18	18
2.125% due 09/30/2021		85,300	86,191
2.125% due 05/15/2025 (l)		2,485	2,631
2.250% due 08/15/2027		790	838
2.375% due 05/15/2029		2,075	2,206
2.625% due 12/31/2025		1,777	1,924
2.625% due 02/15/2029		107,498	116,301
2.750% due 05/31/2023		194	204
3.000% due 09/30/2025 (l)		10,043	11,028
3.000% due 10/31/2025		7,253	7,967

Total U.S. Treasury Obligations (Cost $394,874)			374,757

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

Adjustable Rate Mortgage Trust
0.509% due 08/25/2036 •		26	27
3.145% due 01/25/2036 ^~		658	591
3.201% due 09/25/2035 ^~		2	2

American Home Mortgage Assets Trust
0.299% due 10/25/2046 •		45	29
0.489% due 05/25/2046 ^•		14	13
1.179% due 11/25/2046 •		2,238	1,004
6.750% due 11/25/2046 þ		323	311

American Home Mortgage Investment Trust
1.701% due 09/25/2045 •		1	1
2.201% due 02/25/2045 •		17	17
6.000% due 03/25/2047 þ		37	34

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~		160	160

Avon Finance PLC
0.949% due 09/20/2048 •	GBP	5,087	7,028

Banc of America Funding Trust
0.491% due 10/20/2036 •		$8	7
0.531% due 04/20/2047 ^•		5	5
0.571% due 02/20/2047 •		664	676
2.809% due 09/20/2034 ~		2	2
2.966% due 09/20/2046 ^~		601	575
2.976% due 06/20/2037 ^~		13	13
3.113% due 02/20/2035 ~		11	12
3.376% due 01/20/2047 ^~		1	0
6.000% due 08/25/2036 ^		13	13

Banc of America Mortgage Trust
2.527% due 02/25/2034 ~		9	9
2.649% due 01/25/2035 ~		11	11
3.299% due 06/25/2035 ~		8	7
3.584% due 06/25/2034 ~		7	8
4.403% due 05/25/2033 ~		10	10

Bear Stearns Adjustable Rate Mortgage Trust
2.215% due 04/25/2033 ~		2	3
2.370% due 02/25/2036 •		7	7
2.559% due 01/25/2033 ~		50	51
2.766% due 08/25/2033 ~		4	4
2.945% due 08/25/2033 ~		20	20
3.056% due 02/25/2036 ^~		79	79
3.121% due 11/25/2034 ~		2	2
3.488% due 07/25/2034 ~		7	7

Bear Stearns ALT-A Trust
0.429% due 08/25/2036 •		476	454
0.429% due 01/25/2047 ^•		48	44
0.449% due 12/25/2046 ^•		5	5
0.549% due 04/25/2035 •		7	7
0.609% due 01/25/2036 ^•		8	10
2.548% due 10/25/2035 ^~		75	72
2.666% due 07/25/2035 ~		80	67
2.762% due 05/25/2035 ~		26	26
3.243% due 11/25/2035 ^~		78	76

BPCRE Ltd.
0.956% due 02/15/2037 •		3,200	3,210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Trust
2.866% due 12/25/2035 ^~	$16	$15
3.075% due 01/25/2036 ^~	8	8
3.214% due 09/25/2036 ^~	169	154

ChaseFlex Trust
0.409% due 07/25/2037 •	3,454	3,190

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.339% due 05/25/2036 •	129	124

CIM Trust
3.015% due 06/25/2057 ~	743	744

Citigroup Commercial Mortgage Trust
1.740% due 09/10/2045 ~(a)	145	3

Citigroup Mortgage Loan Trust
0.429% due 01/25/2037 •	169	157
0.589% due 11/25/2036 •	13	13
2.480% due 10/25/2035 ^•	18	19
2.520% due 03/25/2036 ^•	44	44
2.530% due 10/25/2035 •	13	13
3.056% due 08/25/2035 ^~	6	5
3.228% due 09/25/2059 þ	614	619
3.258% due 04/25/2066 ~	414	419
3.313% due 09/25/2037 ^~	213	211

Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035 •	16	17

CitiMortgage Alternative Loan Trust
0.709% due 04/25/2037 •	199	165
6.000% due 12/25/2036 ^	62	62
6.000% due 06/25/2037 ^	79	79

Commercial Mortgage Trust
3.545% due 02/10/2036	1,034	1,117

Countrywide Alternative Loan Trust
0.279% due 05/25/2047 •	270	256
0.321% due 07/20/2046 ^•	11	9
0.321% due 09/20/2046 •	20	17
0.349% due 12/25/2046 •	2,456	2,381
0.431% due 12/20/2035 •	57	56
0.449% due 11/25/2036 •	43	55
0.489% due 09/25/2046 ^•	81	79
0.509% due 05/25/2036 •	92	82
0.509% due 08/25/2037 •	14	10
0.531% due 03/20/2046 •	18	15
0.571% due 05/20/2046 ^•	5	4
0.629% due 12/25/2035 •	7	7
0.659% due 05/25/2035 •	37	30
0.669% due 02/25/2037 •	9	7
0.709% due 08/25/2035 •	308	297
0.711% due 11/20/2035 •	69	65
0.749% due 11/25/2035 •	271	242
1.259% due 12/25/2035 •	8	8
1.659% due 08/25/2035 •	30	29
1.739% due 01/25/2036 •	116	116
2.309% due 10/20/2035 •	6	5
2.826% due 06/25/2037 ~	12	11
5.500% due 06/25/2025	244	238
5.500% due 05/25/2035	142	136
5.500% due 11/25/2035 ^	75	59
5.500% due 11/25/2035	6	5
5.750% due 03/25/2037	103	82
6.000% due 12/25/2035 ^	303	286
6.000% due 05/25/2036 ^	39	26
6.000% due 08/25/2036 ^•	53	43
6.000% due 05/25/2037 ^	118	73
6.250% due 08/25/2036	753	619
7.000% due 10/25/2037	83	44

Countrywide Home Loan Mortgage Pass-Through Trust
0.569% due 05/25/2035 •	20	18
0.689% due 04/25/2035 •	1,217	1,135
0.709% due 05/25/2035 •	53	46
0.749% due 03/25/2035 •	1	1
0.769% due 02/25/2035 •	10	9
2.109% due 02/20/2036 ^•	3	3
2.675% due 02/20/2035 ~	1	1
2.769% due 11/25/2034 ~	16	16
2.912% due 10/20/2034 ~	36	37
3.115% due 08/25/2034 ~	7	7
5.750% due 05/25/2037 ^	5	4
6.000% due 07/25/2036	330	253

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	23

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/25/2037 ^		$201	$151
6.000% due 02/25/2037 ^		208	156
6.500% due 12/25/2037		393	251

Countrywide Home Loan Reperforming REMIC Trust
0.449% due 06/25/2035 •		68	65

Credit Suisse First Boston Mortgage Securities Corp.
3.214% due 06/25/2033 ~		1	1
5.250% due 09/25/2035		301	292

Credit Suisse Mortgage Capital Certificates
0.409% due 01/27/2037 •		34	25
0.630% due 11/30/2037 ~		1,288	1,208
3.482% due 08/26/2058 ~		250	250

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^		16	15
5.750% due 03/25/2037 ^		18	15
6.421% due 10/25/2037 ~		290	246

Credit Suisse Mortgage Capital Trust
3.007% due 10/27/2059 ~		1,101	1,112
3.048% due 12/26/2059 ~		100	100
3.322% due 10/25/2058 ~		154	155
3.774% due 06/25/2050 ~		506	430

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.269% due 01/25/2047 •		128	140
0.439% due 02/25/2036 •		192	194
0.489% due 02/25/2037 ^•		671	655
0.609% due 02/25/2035 •		171	167
0.859% due 10/25/2047 •		244	230

Downey Savings & Loan Association Mortgage Loan Trust
0.300% due 10/19/2036 •		176	157
0.630% due 08/19/2045 •		5	5
0.930% due 09/19/2044 •		37	37

Eurohome UK Mortgages PLC
0.230% due 06/15/2044 •	GBP	24	32

European Loan Conduit
1.000% due 02/17/2030 •	EUR	109	128

First Horizon Alternative Mortgage Securities Trust
2.297% due 12/25/2035 ~		$42	38
2.582% due 06/25/2036 ^~		493	457
2.859% due 03/25/2035 ~		1	1

First Horizon Mortgage Pass-Through Trust
2.978% due 10/25/2035 ^~		112	113

FWD Securitization Trust
2.240% due 01/25/2050 ~		168	171

GreenPoint Mortgage Funding Trust
0.289% due 01/25/2037 •		179	173

GSMSC Pass-Through Trust
0.580% due 12/26/2036 •		102	64

GSR Mortgage Loan Trust
1.920% due 04/25/2032 •		7	7
2.627% due 12/25/2034 ~		6	6
2.841% due 09/25/2035 ~		10	11
2.873% due 11/25/2035 ~		26	26
2.978% due 09/25/2035 ~		27	27
3.211% due 11/25/2035 ~		12	12
3.259% due 07/25/2035 ~		5	5
5.500% due 01/25/2037		38	45
6.000% due 02/25/2036 ^		289	178
6.000% due 07/25/2037 ^		73	63

HarborView Mortgage Loan Trust
0.315% due 12/19/2036 •		309	289
0.330% due 07/19/2047 •		234	226
0.350% due 12/19/2036 ^•		168	165
0.450% due 12/19/2036 ^•		12	11
0.550% due 05/19/2035 •		275	266
0.590% due 06/19/2035 •		78	78
0.610% due 01/19/2036 •		604	438
0.791% due 06/20/2035 •		140	137
2.259% due 10/19/2035 •		369	268
3.321% due 06/19/2036 ^~		70	46

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	1,026	1,420

HomeBanc Mortgage Trust
0.729% due 03/25/2035 •		$222	204

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		924	931

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
0.749% due 03/25/2035 •		$316	$322

Impac Secured Assets Trust
3.365% due 07/25/2035 ~		25	22

IndyMac Mortgage Loan Trust
0.289% due 02/25/2037 ^•		94	93
0.299% due 09/25/2046 •		77	72
0.309% due 11/25/2046 •		661	627
0.409% due 06/25/2037 ^•		6	3
0.529% due 05/25/2046 •		18	18
0.589% due 07/25/2035 •		213	207
0.629% due 06/25/2035 •		41	38
0.749% due 07/25/2045 •		5	4
3.112% due 05/25/2035 ~		268	211
3.501% due 06/25/2036 ~		165	163

JP Morgan Alternative Loan Trust
3.280% due 05/25/2036 ^~		80	61
6.000% due 12/27/2036		67	51

JP Morgan Chase Commercial Mortgage Securities Trust
1.556% due 12/15/2031 •		455	451

JP Morgan Mortgage Trust
2.509% due 07/25/2035 ~		56	59
2.602% due 10/25/2036 ~		7	6
2.861% due 07/25/2035 ~		125	130
3.020% due 06/25/2035 ~		4	4
3.051% due 07/27/2037 ~		95	94
3.112% due 04/25/2037 ~		6	5
3.163% due 08/25/2035 ^~		33	32
3.369% due 10/25/2036 ^~		41	36

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ		4,338	4,343

Lehman Mortgage Trust
0.759% due 11/25/2036 •		562	324

Lehman XS Trust
0.334% due 08/25/2046 •		1,029	1,014
0.368% due 08/25/2037 •		106	101
0.968% due 09/25/2047 •		73	74

London Wall Mortgage Capital PLC
0.902% due 11/15/2049 •	GBP	50	69

Luminent Mortgage Trust
0.829% due 04/25/2036 •		$41	37
3.143% due 04/25/2036 ~		3,125	2,829

MASTR Adjustable Rate Mortgages Trust
2.384% due 07/25/2035 ^~		12	12
2.766% due 10/25/2033 ~		59	50
3.178% due 11/21/2034 ~		305	309

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		122	105

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.546% due 12/15/2030 •		2	2
0.966% due 08/15/2032 •		31	29

Merrill Lynch Alternative Note Asset Trust
0.219% due 03/25/2037 •		146	58
0.309% due 03/25/2037 •		2,273	887
0.409% due 03/25/2037 •		93	37
6.000% due 03/25/2037		44	26

Merrill Lynch Mortgage Investors Trust
1.701% due 02/25/2033 ~		19	19
2.055% due 04/25/2035 ~		12	12
2.123% due 05/25/2033 ~		7	8
3.035% due 05/25/2036 ~		59	55
3.199% due 09/25/2035 ^~		77	72

MF1 Ltd.
1.239% due 12/25/2034 •		942	946

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		103	107

Morgan Stanley Mortgage Loan Trust
2.077% due 06/25/2036 ~		4	5
3.014% due 07/25/2035 ~		100	98
6.000% due 08/25/2036		68	46
6.315% due 06/25/2036 þ		935	374

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		71	55

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mortgage Equity Conversion Asset Trust
0.580% due 05/25/2042 •		$133	$127

MortgageIT Trust
0.629% due 12/25/2035 •		300	301

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,652	1,725
2.750% due 11/25/2059 ~		2,074	2,165
3.500% due 12/25/2057 ~		676	708

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		28	19

NovaStar Mortgage Funding Trust
0.519% due 09/25/2046 •		531	233

PHH Alternative Mortgage Trust
0.269% due 02/25/2037 •		218	173

Precise Mortgage Funding PLC
1.249% due 12/12/2055 •	GBP	2,900	4,015

Pretium Mortgage Credit Partners LLC
2.240% due 09/27/2060 «þ		$2,300	2,299

Prime Mortgage Trust
6.000% due 06/25/2036 ^		214	211

RBSSP Resecuritization Trust
0.380% due 02/26/2037 •		130	130
0.625% due 04/26/2037 •		7	7

Ready Capital Mortgage Financing LLC
2.259% due 02/25/2035 •		732	738

Residential Accredit Loans, Inc. Trust
0.259% due 02/25/2037 •		82	79
0.259% due 02/25/2047 •		76	73
0.279% due 01/25/2037 •		496	464
0.429% due 01/25/2037 •		829	799
0.469% due 07/25/2036 •		252	141
0.469% due 09/25/2036 •		457	440
0.479% due 08/25/2036 •		149	140
0.489% due 07/25/2036 •		148	153
0.489% due 09/25/2036 ^•		247	237
0.609% due 08/25/2035 ^•		611	441
1.272% due 10/25/2037 ~		325	313
1.562% due 11/25/2037 ~		165	158
3.203% due 09/25/2034 ~		64	66
3.990% due 12/25/2035 ^~		491	454
4.361% due 09/25/2035 ^~		39	34
5.000% due 09/25/2036 ^		6	5
6.000% due 08/25/2036 ^		19	18
6.000% due 01/25/2037 ^		35	34
6.000% due 03/25/2037 ^		72	69
6.000% due 03/25/2037		94	90

Residential Asset Securitization Trust
5.500% due 09/25/2035 ^		93	68
6.000% due 03/25/2037 ^		868	500

Residential Funding Mortgage Securities, Inc. Trust
3.467% due 04/25/2037 ~		186	171

Residential Mortgage Securities PLC
1.299% due 06/20/2070 •	GBP	1,892	2,634

RESIMAC Bastille Trust
0.953% due 12/05/2059 •		$166	166

Ripon Mortgages PLC
0.860% due 08/20/2056 •	GBP	4,578	6,322

Sequoia Mortgage Trust
0.671% due 07/20/2034 •		$210	211
0.758% due 05/20/2034 •		16	16
3.112% due 09/20/2046 ^~		100	79

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		416	421

Structured Adjustable Rate Mortgage Loan Trust
0.409% due 10/25/2035 •		1	1
0.409% due 08/25/2036 ^•		45	35
1.659% due 01/25/2035 ^•		3	3
2.409% due 12/25/2037 ^•		575	579
2.578% due 02/25/2034 ~		1	1
2.742% due 08/25/2035 ~		33	26
2.968% due 01/25/2035 ~		39	39
3.157% due 03/25/2036 ^~		38	34
3.303% due 11/25/2035 ^~		98	94

Structured Asset Mortgage Investments Trust
0.229% due 08/25/2036 •		247	231
0.489% due 07/25/2046 ^•		76	62

24	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.529% due 04/25/2036 •		$29	$27
0.549% due 05/25/2046 •		12	7
0.569% due 02/25/2036 ^•		105	95
0.669% due 02/25/2036 ^•		6	5
0.810% due 02/19/2035 •		2	2
1.979% due 02/25/2036 ^•		23	23

Structured Asset Securities Corp.
5.500% due 06/25/2035		418	437

SunTrust Adjustable Rate Mortgage Loan Trust
3.207% due 01/25/2037 ^~		60	53

Taurus UK DAC
0.000% due 05/17/2031 •	GBP	1,300	1,797

Thornburg Mortgage Securities Trust
1.473% due 03/25/2044 ~		$68	68
1.529% due 06/25/2047 ^•		239	226
1.529% due 06/25/2047 •		13	12
2.170% due 12/25/2044 ~		86	87

Towd Point Mortgage Funding
0.951% due 07/20/2045 •	GBP	5,826	8,055
1.250% due 02/20/2054 •		230	318

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •		267	370

Vericrest Opportunity Loan Transferee
2.116% due 04/25/2051 «þ		$500	500

WaMu Mortgage Pass-Through Certificates Trust
0.649% due 12/25/2045 •		186	181
0.669% due 11/25/2045 •		6	6
0.689% due 10/25/2045 •		17	17
0.689% due 12/25/2045 •		407	388
0.729% due 01/25/2045 •		1	1
0.749% due 01/25/2045 •		1	1
0.889% due 01/25/2045 •		647	636
1.009% due 06/25/2047 •		2,281	2,178
1.069% due 07/25/2047 •		42	35
1.139% due 10/25/2046 ^•		450	425
1.189% due 12/25/2046 •		19	19
1.259% due 02/25/2046 •		235	236
1.269% due 11/25/2045 •		820	813
1.957% due 08/25/2046 •		94	92
1.957% due 10/25/2046 •		850	827
1.957% due 11/25/2046 •		563	554
1.960% due 12/25/2046 •		19	19
2.644% due 01/25/2037 ^~		67	60
2.852% due 01/25/2035 ~		50	50
2.896% due 12/25/2035 ~		199	200
2.906% due 10/25/2035 ~		22	22
2.907% due 08/25/2035 ~		25	26
3.072% due 06/25/2033 ~		31	32
3.173% due 12/25/2036 ^~		38	37
3.173% due 06/25/2037 ^~		126	112
3.177% due 06/25/2037 ^~		467	455
3.180% due 02/25/2037 ^~		25	24
3.424% due 02/25/2037 ^~		223	224

Washington Mutual Mortgage Pass-Through Certificates Trust
0.189% due 09/25/2036 •		381	134
0.609% due 02/25/2036 •		468	404
1.009% due 02/25/2047 ^•		943	863
1.089% due 11/25/2046 •		75	69
1.109% due 10/25/2046 ^•		119	108
1.199% due 04/25/2046 •		60	57
4.181% due 09/25/2036 þ		729	308

Wells Fargo Alternative Loan Trust
3.080% due 07/25/2037 ^~		5	5
6.250% due 07/25/2037 ^		168	168

Wells Fargo Mortgage-Backed Securities Trust
2.810% due 12/25/2036 ^~		35	35
3.138% due 09/25/2036 ^~		6	7

Total Non-Agency Mortgage-Backed Securities (Cost $103,742)			106,376

ASSET-BACKED SECURITIES 13.2%

Aames Mortgage Investment Trust
1.099% due 07/25/2035 •		983	984
2.134% due 01/25/2035 •		103	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Accredited Mortgage Loan Trust
0.369% due 09/25/2036 •		$332	$327
0.579% due 09/25/2035 •		56	56

ACE Securities Corp. Home Equity Loan Trust
0.229% due 10/25/2036 •		1	0
0.349% due 12/25/2036 •		367	262
0.724% due 12/25/2035 •		1,250	1,209
1.909% due 10/25/2032 •		2	2

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.814% due 10/25/2035 •		270	265

American Money Management Corp. CLO Ltd.
1.167% due 04/14/2029 •		6,400	6,407

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.874% due 10/25/2035 •		214	213
1.129% due 10/25/2034 •		26	26
1.234% due 11/25/2034 •		84	84

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	5,900	6,918

Argent Mortgage Loan Trust
0.349% due 05/25/2035 •		$80	75

Argent Securities Trust
0.219% due 09/25/2036 •		77	34
0.259% due 07/25/2036 •		658	606
0.489% due 03/25/2036 •		1,004	947

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.189% due 01/25/2034 •		280	278

Asset-Backed Funding Certificates Trust
0.799% due 07/25/2035 •		32	32

Asset-Backed Securities Corp. Home Equity Loan Trust
0.919% due 06/25/2034 •		741	726
1.069% due 07/25/2035 •		83	83
1.204% due 02/25/2035 •		31	31

Assurant CLO Ltd.
1.474% due 10/20/2029 •		1,288	1,289

Avery Point CLO Ltd.
1.203% due 07/17/2026 •		218	218

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		47	47

Bear Stearns Asset-Backed Securities Trust
0.269% due 08/25/2036 •		296	284
0.349% due 06/25/2047 •		282	280
0.559% due 08/25/2036 •		141	140
1.159% due 08/25/2037 •		553	526
1.984% due 12/25/2034 •		5,356	5,361
3.086% due 07/25/2036 ~		39	40
3.231% due 10/25/2036 ~		7	7

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	4,500	5,274

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •		6,440	7,560

Cairn CLO BV
0.600% due 04/30/2031 •		4,400	5,160
0.670% due 01/31/2030 •		746	874

Carrington Mortgage Loan Trust
0.369% due 02/25/2037 •		$459	443
0.859% due 10/25/2035 •		1,564	1,531
1.344% due 10/20/2029 •		2,097	2,098
1.453% due 10/17/2029 •		517	517
1.463% due 10/17/2029 •		991	991

Catamaran CLO Ltd.
1.313% due 01/18/2029 •		8,200	8,208

Centex Home Equity Loan Trust
0.754% due 03/25/2034 •		264	261

Chase Funding Trust
0.749% due 08/25/2032 •		11	11

CIFC Funding Ltd.
1.078% due 10/25/2027 •		1,270	1,268

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		116	117

Citigroup Mortgage Loan Trust
0.259% due 12/25/2036 •		359	190
0.289% due 01/25/2037 •		450	382

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.299% due 05/25/2037 •		$646	$514
0.309% due 05/25/2037 •		265	214
0.409% due 10/25/2036 •		123	92
0.429% due 09/25/2036 •		47	40
0.629% due 03/25/2036 •		1,261	1,222
3.228% due 11/25/2070 þ		141	142
7.250% due 05/25/2036 þ		452	320

Citigroup Mortgage Loan Trust, Inc.
0.529% due 08/25/2036 •		3,291	3,215
0.559% due 10/25/2036 •		453	451
0.724% due 10/25/2035 •		4	4
1.009% due 09/25/2035 ^•		930	916

Countrywide Asset-Backed Certificates
0.249% due 06/25/2035 •		120	114
0.249% due 07/25/2037 •		408	386
0.249% due 07/25/2037 ^•		167	163
0.249% due 12/25/2046 •		615	566
0.249% due 04/25/2047 •		85	83
0.259% due 05/25/2037 •		29	29
0.259% due 06/25/2047 ^•		82	82
0.289% due 06/25/2047 •		20	19
0.289% due 11/25/2047 ^•		51	48
0.309% due 06/25/2047 ^•		80	75
0.319% due 05/25/2047 ^•		143	133
0.329% due 09/25/2037 ^•		251	247
0.349% due 04/25/2037 •		305	280
0.359% due 06/25/2047 •		217	207
0.389% due 03/25/2037 •		27	28
0.509% due 08/25/2036 •		163	162
0.509% due 02/25/2037 •		128	123
0.649% due 03/25/2036 •		358	344
0.669% due 09/25/2036 •		54	54
0.689% due 08/25/2036 •		16	16
0.709% due 06/25/2036 •		61	60
0.769% due 04/25/2036 •		781	781
0.889% due 01/25/2036 •		30	30
1.144% due 12/25/2035 •		145	145
6.367% due 09/25/2046 þ		1,910	1,609

Countrywide Asset-Backed Certificates Trust
0.249% due 03/25/2037 •		207	200
0.259% due 03/25/2047 ^•		780	769
0.269% due 03/25/2037 •		23	23
0.299% due 06/25/2047 •		38	37
0.849% due 08/25/2047 •		329	323
1.069% due 02/25/2036 •		3,109	3,059
1.204% due 12/25/2034 •		25	25
1.234% due 12/25/2034 •		107	107

Countrywide Partnership Trust
1.009% due 02/25/2035 •		1,037	1,023

Crown Point CLO Ltd.
1.163% due 07/17/2028 •		256	256

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		1,512	519

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	3,200	3,790
0.650% due 07/21/2030 •		637	747
0.650% due 10/15/2031 •		8,400	9,949

Dryden Euro CLO BV
0.660% due 04/15/2033 •		15,500	18,177

ECMC Group Student Loan Trust
1.109% due 07/25/2069 •		$405	412

Ellington Loan Acquisition Trust
1.209% due 05/25/2037 •		1,270	1,272

EMC Mortgage Loan Trust
1.418% due 02/25/2041 •		5	5

Encore Credit Receivables Trust
0.844% due 09/25/2035 •		70	70

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	3,150	3,694

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		$1,041	1,042

Fieldstone Mortgage Investment Trust
0.489% due 05/25/2036 •		140	113

First Franklin Mortgage Loan Trust
0.249% due 09/25/2036 •		51	50
0.269% due 11/25/2036 •		283	278
0.419% due 09/25/2036 •		9,244	8,568
0.829% due 11/25/2035 •		513	494

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	25

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
0.244% due 10/25/2036 •		$599	$550
0.249% due 11/25/2036 •		273	191
0.249% due 01/25/2037 •		726	483
0.259% due 10/25/2036 •		842	469
0.269% due 08/25/2036 •		1,048	454
0.844% due 01/25/2035 •		277	276
0.844% due 07/25/2035 •		16	16
1.159% due 11/25/2034 •		498	498

Galaxy CLO Ltd.
1.441% due 10/15/2030 •		280	280

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		539	543
2.470% due 11/15/2023		598	603
2.580% due 07/17/2023		316	318

GoldenTree Loan Management EUR CLO DAC
1.550% due 07/20/2031 •	EUR	1,448	1,704

GoldentTree Loan Management U.S. CLO Ltd.
1.174% due 04/20/2029 •		$348	348

GSAA Home Equity Trust
0.209% due 05/25/2037 •		208	95
0.249% due 03/25/2036 •		164	77
0.309% due 03/25/2037 •		1,575	668
0.349% due 06/25/2036 •		67	22
0.429% due 04/25/2047 •		355	214
1.174% due 06/25/2035 •		142	141
2.957% due 03/25/2036 ~		204	87
5.995% due 03/25/2046 ^~		1,603	933
6.295% due 06/25/2036 þ		277	112

GSAMP Trust
0.159% due 12/25/2046 •		168	110
0.199% due 01/25/2037 •		1,304	956
0.209% due 12/25/2046 •		123	81
0.239% due 12/25/2046 •		2,383	1,602
0.259% due 12/25/2046 •		607	403
0.279% due 12/25/2036 •		333	208
0.289% due 11/25/2035 •		1	0
0.339% due 01/25/2037 •		285	252
0.589% due 03/25/2046 •		279	278
0.609% due 05/25/2046 •		360	347
1.909% due 06/25/2035 •		197	198

GSRPM Mortgage Loan Trust
1.009% due 03/25/2035 •		911	914

Halcyon Loan Advisors Funding Ltd.
1.322% due 10/22/2025 •		22	22

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	2,500	2,931
0.680% due 10/20/2031 •(c)		7,200	8,443

HERA Commercial Mortgage Ltd.
1.177% due 02/18/2038 •		$5,700	5,705

Home Equity Loan Trust
0.449% due 04/25/2037 •		314	264

Home Equity Mortgage Loan Asset-Backed Trust
0.329% due 04/25/2037 •		273	236

HSI Asset Securitization Corp. Trust
0.269% due 05/25/2037 •		73	72
0.289% due 04/25/2037 •		1,032	845
0.309% due 07/25/2036 •		133	78
0.329% due 12/25/2036 •		905	362
0.589% due 11/25/2035 •		933	915

Invesco Euro CLO DAC
0.650% due 07/15/2031 •	EUR	1,000	1,171

IXIS Real Estate Capital Trust
0.509% due 03/25/2036 ^•		$212	138

JP Morgan Mortgage Acquisition Trust
0.319% due 10/25/2036 •		360	354
0.409% due 07/25/2036 •		69	41
0.409% due 03/25/2037 •		1,200	1,152
0.509% due 07/25/2036 •		1,874	1,809

Jubilee CLO BV
0.610% due 04/15/2030 •(c)	EUR	6,700	7,857
0.650% due 04/15/2031 •		5,700	6,684

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		$529	535

Lehman XS Trust
0.269% due 05/25/2036 •		96	105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
0.269% due 12/25/2036 •		$477	$373
0.279% due 12/25/2036 •		310	161
0.409% due 05/25/2036 •		62	42
0.549% due 02/25/2036 •		704	691
0.629% due 08/25/2045 •		28	27
0.649% due 05/25/2046 •		365	170
0.754% due 11/25/2035 •		11	11
1.084% due 04/25/2035 •		180	180

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	1,300	1,524
0.690% due 12/15/2031 •		7,000	8,291

Marathon CLO Ltd.
1.342% due 04/15/2029 •		$9,200	9,217

Massachusetts Educational Financing Authority
1.168% due 04/25/2038 •		16	16

MASTR Asset-Backed Securities Trust
0.159% due 01/25/2037 •		1,349	530
0.269% due 10/25/2036 •		325	216
0.319% due 05/25/2037 •		289	281
0.329% due 11/25/2036 •		573	270
0.589% due 03/25/2036 •		52	43
0.689% due 12/25/2035 •		66	66
0.859% due 10/25/2035 ^•		9,758	9,612
2.809% due 07/25/2034 •		222	223

MASTR Specialized Loan Trust
0.859% due 11/25/2035 •		822	821

Merrill Lynch Mortgage Investors Trust
0.219% due 07/25/2037 •		439	240
0.228% due 08/25/2037 •		2,904	1,899
0.369% due 02/25/2037 •		738	314
0.609% due 07/25/2037 •		204	70

MFA Trust
2.363% due 03/25/2060 þ		2,100	2,101

MidOcean Credit CLO
1.243% due 02/20/2031 •(c)		10,500	10,500
1.474% due 01/20/2029 •		840	841

MKS CLO Ltd.
1.224% due 07/20/2030 •		6,050	6,045

Monarch Grove CLO
1.098% due 01/25/2028 •		343	342

Morgan Stanley ABS Capital, Inc. Trust
0.189% due 11/25/2036 •		473	348
0.199% due 01/25/2037 •		328	204
0.219% due 03/25/2037 •		664	367
0.239% due 10/25/2036 •		27	25
0.239% due 01/25/2037 •		259	161
0.239% due 02/25/2037 •		1,762	1,122
0.244% due 11/25/2036 •		524	410
0.249% due 08/25/2036 •		442	283
0.269% due 09/25/2036 •		701	407
0.289% due 03/25/2037 •		1,065	593
0.319% due 01/25/2037 •		236	148
0.324% due 03/25/2037 •		3,071	1,647
0.609% due 04/25/2036 •		261	243
0.814% due 12/25/2034 •		29	27
1.024% due 03/25/2035 •		166	166
1.039% due 07/25/2035 •		1,073	1,071
2.009% due 02/25/2047 •		143	136

Morgan Stanley Dean Witter Capital, Inc. Trust
1.089% due 02/25/2033 •		152	152

Morgan Stanley Home Equity Loan Trust
0.209% due 12/25/2036 •		1,159	713

Morgan Stanley Mortgage Loan Trust
0.279% due 11/25/2036 •		32	13
0.469% due 04/25/2037 •		39	17

Mountain Hawk CLO Ltd.
1.423% due 04/18/2025 •		22	22

Mountain View CLO Ltd.
1.731% due 04/15/2029 •		5,500	5,507

Nassau Ltd.
2.374% due 07/20/2029 •		366	367

New Century Home Equity Loan Trust
0.889% due 03/25/2035 •		299	292

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.439% due 10/25/2036 ^•		$155	$46
6.032% due 10/25/2036 ^þ		191	74

North Carolina State Education Assistance Authority
0.918% due 07/25/2039 •		258	258

NovaStar Mortgage Funding Trust
0.309% due 09/25/2037 •		561	551
0.429% due 10/25/2036 •		233	184
1.189% due 06/25/2035 •		90	89

OCP CLO Ltd.
1.344% due 07/20/2029 •		323	323

Octagon Investment Partners Ltd.
1.091% due 07/15/2027 •		463	463

Option One Mortgage Loan Trust
0.249% due 01/25/2037 •		4,349	3,071
0.249% due 03/25/2037 •		842	751
0.329% due 04/25/2037 •		709	571
0.329% due 05/25/2037 •		524	388
0.649% due 01/25/2036 •		1,626	1,539
0.889% due 02/25/2035 •		490	489

Ownit Mortgage Loan Trust
1.009% due 10/25/2036 ^•		36	36

OZLM Funding Ltd.
1.088% due 07/22/2029 •		7,500	7,500

Ozlme BV
0.820% due 01/18/2030 •	EUR	346	405

Palmer Square European Loan Funding DAC
1.150% due 01/15/2030 •		366	431

Palmer Square Loan Funding Ltd.
1.118% due 10/24/2027 •		$826	826

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.159% due 10/25/2034 •		51	51
1.834% due 02/25/2035 •		7,592	7,539
1.909% due 12/25/2034 •		34	35
1.984% due 12/25/2034 •		3,090	3,157

Popular ABS Mortgage Pass-Through Trust
0.439% due 07/25/2036 •		451	437

RAAC Trust
0.619% due 08/25/2036 •		31	31

Renaissance Home Equity Loan Trust
1.209% due 09/25/2037 •		181	93
5.586% due 11/25/2036 þ		2,206	1,190
5.612% due 04/25/2037 þ		368	159

Residential Asset Mortgage Products Trust
0.549% due 12/25/2035 •		22	20
0.709% due 03/25/2036 •		293	289
0.799% due 10/25/2035 •		196	195
1.359% due 10/25/2034 •		1,337	1,289

Residential Asset Securities Corp. Trust
0.379% due 08/25/2036 •		426	414
0.409% due 08/25/2036 •		54	53
0.689% due 06/25/2033 •		68	64
0.769% due 12/25/2035 •		2,760	2,678

RR 10 Ltd.
2.041% due 07/15/2033 •		2,900	2,903

Sculptor CLO Ltd.
1.492% due 01/15/2031 •		7,000	7,000

Securitized Asset-Backed Receivables LLC Trust
0.189% due 08/25/2036 •		2,435	1,065
0.279% due 08/25/2036 ^•		19	8
0.589% due 07/25/2036 •		898	520
0.689% due 11/25/2035 •		104	104
0.769% due 08/25/2035 ^•		54	44
0.829% due 10/25/2035 •		1,317	1,221
1.069% due 01/25/2036 ^•		461	411
1.159% due 03/25/2035 •		74	68

SG Mortgage Securities Trust
0.249% due 10/25/2036 •		157	147

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	7	8
1.718% due 04/25/2023 •		$133	134

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		1,264	1,302

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sound Point CLO Ltd.
1.156% due 07/25/2030 •		$6,100	$6,100
1.161% due 01/23/2029 •		7,200	7,196
1.274% due 10/20/2028 •		19,300	19,326

Soundview Home Loan Trust
0.189% due 06/25/2037 •		66	53
0.269% due 10/25/2036 •		760	756
0.279% due 07/25/2037 •		323	300
0.279% due 08/25/2037 •		923	857
0.289% due 02/25/2037 •		2,390	907
0.309% due 06/25/2037 •		1,024	849
0.369% due 02/25/2037 •		137	53
0.574% due 02/25/2036 •		939	904
1.009% due 10/25/2037 •		382	337
1.409% due 10/25/2037 •		1,595	1,370

South Carolina Student Loan Corp.
1.191% due 09/03/2024 •		88	88

SP-Static CLO Ltd.
1.622% due 07/22/2028 •		725	727

Specialty Underwriting & Residential Finance Trust
0.259% due 09/25/2037 •		357	298
0.418% due 06/25/2037 •		45	33
0.718% due 12/25/2036 •		537	528

St Paul’s CLO DAC
0.850% due 04/25/2030 •	EUR	900	1,057

Steele Creek CLO Ltd.
1.048% due 05/21/2029 •		$13,500	13,500

Structured Asset Investment Loan Trust
0.239% due 07/25/2036 •		34	28
0.259% due 09/25/2036 •		43	42
0.729% due 01/25/2036 •		94	91
0.889% due 02/25/2035 •		1,223	1,221
1.039% due 06/25/2035 •		284	279
1.059% due 08/25/2033 •		327	325
3.259% due 08/25/2033 •		120	127

Structured Asset Securities Corp. Mortgage Loan Trust
0.244% due 07/25/2036 •		60	59
0.269% due 03/25/2036 •		12	11
0.279% due 12/25/2036 •		74	73
0.319% due 02/25/2037 •		614	588
1.615% due 04/25/2035 •		3	3

Sudbury Mill CLO Ltd.
1.373% due 01/17/2026 •		24	24

Symphony CLO Ltd.
1.184% due 07/14/2026 •		921	922

TCW CLO AMR Ltd.
1.168% due 02/15/2029 •		2,200	2,201

Telos CLO Ltd.
1.173% due 04/17/2028 •		207	207
1.493% due 01/17/2027 •		282	282

TICP CLO Ltd.
1.024% due 07/20/2027 •		595	596
1.064% due 04/20/2028 •		603	604

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		80	81
1.109% due 10/25/2059 •		113	114
2.900% due 10/25/2059 ~		1,280	1,339
3.000% due 01/25/2058 ~		376	387
3.000% due 11/25/2058 ~		402	412
3.321% due 10/25/2057 ~		1,031	1,040

Tymon Park CLO Ltd.
1.050% due 01/21/2029 •	EUR	1,900	2,217

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
1.076% due 10/20/2028 •		$9,350	$9,350
1.121% due 04/15/2027 •		114	114
1.166% due 09/07/2030 •		11,400	11,400
1.221% due 08/28/2029 •		400	401
1.231% due 07/20/2030 •		4,400	4,395
1.244% due 04/20/2029 •		2,264	2,265
1.324% due 01/20/2029 •		9,300	9,308
1.872% due 10/22/2031 •		323	323

WaMu Asset-Backed Certificates WaMu Trust
0.334% due 05/25/2037 •		148	140
0.349% due 05/25/2037 •		527	480

Washington Mutual Asset-Backed Certificates Trust
0.169% due 11/25/2036 •		807	331

Wellfleet CLO Ltd.
1.074% due 04/20/2029 •		12,100	12,098

Wells Fargo Home Equity Asset-Backed Securities Trust
0.859% due 12/25/2035 •		422	415
1.054% due 03/25/2035 •		75	75

Wind River CLO Ltd.
1.111% due 10/15/2027 •		452	453

Total Asset-Backed Securities (Cost $427,117)			425,051

SOVEREIGN ISSUES 1.2%

Autonomous City of Buenos Aires
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	2,911	20

Brazil Government International Bond
4.750% due 01/14/2050		$995	906

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	47,900	14,327
4.125% due 01/17/2048		$422	487
5.500% due 01/31/2022	ILS	20,000	6,257

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	798,857	7,287
0.100% due 03/10/2029 (g)		413,603	3,767

Provincia de Buenos Aires
37.932% due 05/31/2022	ARS	3,158	20

Saudi Government International Bond
3.450% due 02/02/2061		$4,100	3,782
4.000% due 04/17/2025		936	1,032
5.000% due 04/17/2049		269	319

Total Sovereign Issues (Cost $39,558)			38,204

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)		1,000,000	1,176

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)		500,000	599

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(h)		978,000	979
4.600% due 02/01/2025 •(h)		63,000	64

		SHARES	MARKET VALUE (000S)

SL Green Realty Corp.
6.500% due 04/26/2021 (h)		26,950	$696

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)		369,850	563

Truist Financial Corp.
4.950% due 09/01/2025 •(h)		302,000	328

Total Preferred Securities (Cost $4,307)			4,405

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 35.9%

ISRAEL TREASURY BILLS 1.3%
(0.028)% due 06/02/2021 - 03/02/2022 (e)(f)	ILS	140,200	41,952

U.S. TREASURY BILLS 20.9%
0.053% due 04/27/2021 -09/16/2021 (e)(f)(l)(n)		$671,244	671,202

U.S. TREASURY CASH MANAGEMENT BILLS 13.7%
0.060% due 05/13/2021 -07/20/2021 (c)(e)(f)(l)(n)		441,300	441,286

Total Short-Term Instruments (Cost $1,154,828)			1,154,440

Total Investments in Securities (Cost $2,374,696)			2,352,797

		SHARES
INVESTMENTS IN AFFILIATES 29.1%

SHORT-TERM INSTRUMENTS 29.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.1%

PIMCO Short-Term Floating NAV Portfolio III		94,855,137	935,272

Total Short-Term Instruments (Cost $935,338)			935,272

Total Investments in Affiliates (Cost $935,338)			935,272

Total Investments 102.2% (Cost $3,310,034)			$3,288,069

Financial Derivative Instruments (k)(m) (0.0)% (Cost or Premiums, net $36,415)			(470)

Other Assets and Liabilities, net (2.2)%			(69,295)

Net Assets 100.0%			$3,218,304

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	27

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$4,400	$4,414	0.14%
Oracle Corp.	3.950	03/25/2051	03/22/2021	3,694	3,821	0.12

				$8,094	$8,235	0.26%

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	201	$40,373	$243	$66	$(146)
U.S. Treasury 10-Year Note June Futures	06/2021	695	91,002	(529)	0	(174)
U.S. Treasury 30-Year Bond June Futures	06/2021	295	45,605	(1,840)	0	(129)

				$(2,126)	$66	$(449)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	239	$(29,492)	$377	$39	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	731	(132,471)	6,233	846	0

				$6,610	$885	$0

Total Futures Contracts				$4,484	$951	$(449)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2025	0.628%	$	500	$6	$3	$9	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.702		1,100	17	0	17	1	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.683	EUR	200	(19)	1	(18)	0	0
Volkswagen International Finance NV	1.000	Quarterly	12/20/2025	0.568		24,300	298	297	595	9	0

							$302	$301	$603	$10	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	5,900	$(216)	$(69)	$(285)	$19	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		7,400	(264)	(42)	(306)	21	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		1,600	137	10	147	8	0

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
CDX.HY-36 5-Year Index	5.000%	Quarterly	06/20/2026	$		1,600	$138	$7	$145	$5	$0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025			296,400	6,660	508	7,168	339	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026			239,400	5,270	394	5,664	301	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025		EUR	9,176	1,266	65	1,331	42	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026			15,000	1,955	156	2,111	103	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025			513,000	15,043	1,054	16,097	538	0

							$29,989	$2,083	$32,072	$1,376	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	06/16/2031	GBP	37,500	$(3,159)	$315	$(2,844)	$0	$(200)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		39,000	7,163	(647)	6,516	510	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	1,243,000	(1,187)	66	(1,121)	80	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	25,600	0	(100)	(100)	0	(5)
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		51,200	0	(198)	(198)	0	(10)
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		173,200	5,160	(1,837)	3,323	0	(48)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	24,800	0	(17)	(17)	5	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		34,200	0	(23)	(23)	7	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		34,200	0	(20)	(20)	5	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		34,200	0	(19)	(19)	7	0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		34,200	0	(3)	(3)	6	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		68,900	0	13	13	13	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025	$	48,700	1,097	(905)	192	0	(45)
Pay(5)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		74,300	(4,639)	(492)	(5,131)	0	(99)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		20,800	(209)	1,616	1,407	28	0
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		23,800	5,054	332	5,386	86	0
Pay(5)	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	20,600	164	(14)	150	0	(148)
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	41,100	(1,820)	172	(1,648)	0	(73)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		15,300	2,716	(216)	2,500	21	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	1,230,000	(343)	70	(273)	15	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		3,260,000	(1,993)	325	(1,668)	0	(376)
Receive	UKRPI	3.334	Maturity	08/15/2025	GBP	148,700	585	1,126	1,711	0	(237)
Pay	UKRPI	3.475	Maturity	08/15/2030		170,800	(390)	(5,305)	(5,695)	24	0
Receive	UKRPI	3.397	Maturity	11/15/2030		1,100	0	57	57	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		1,900	0	82	82	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		1,000	0	32	32	0	0
Pay	UKRPI	3.217	Maturity	11/15/2040		1,900	0	(289)	(289)	0	(4)
Pay	UKRPI	3.272	Maturity	11/15/2040		1,400	0	(181)	(181)	0	(3)
Pay	UKRPI	3.273	Maturity	11/15/2040		1,900	0	(245)	(245)	0	(5)
Pay	UKRPI	3.340	Maturity	11/15/2040		1,700	0	(171)	(171)	0	(4)
Receive	UKRPI	3.000	Maturity	11/15/2050		800	0	236	236	4	0
Receive	UKRPI	3.051	Maturity	11/15/2050		1,400	0	360	360	7	0
Receive	UKRPI	3.143	Maturity	11/15/2050		700	0	131	131	4	0

							$8,199	$(5,749)	$2,450	$822	$(1,257)

Total Swap Agreements							$38,490	$(3,365)	$35,125	$2,208	$(1,257)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$951	$2,214	$3,165	$0	$(449)	$(1,258)	$(1,707)

(l)

Securities with an aggregate market value of $60,572 and cash of $12,961 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	29

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $6 and liability of $(1) for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	DKK	8,248		$1,348	$48	$0
	04/2021		$457	DKK	2,877	0	(4)
	04/2021		782	RUB	59,822	8	0
	05/2021	CAD	66,557		$52,414	0	(552)
	05/2021	CHF	11,118		12,443	667	0
	05/2021	EUR	10,813		12,904	213	0
	05/2021	GBP	4,479		6,202	41	(14)
	05/2021	NOK	2,065		244	2	0
	05/2021	SEK	20,857		2,512	123	0
	05/2021		$104	RUB	7,767	0	(2)
	06/2021		529		39,943	0	(6)
	06/2021		8,073	ZAR	120,245	0	(2)
	07/2021	DKK	2,877		$458	4	0

BPS	04/2021		$695	RUB	51,141	0	(20)
	05/2021	EUR	12,499		$14,935	264	0
	06/2021		$1,130	IDR	16,501,390	0	(8)
	06/2021		534	KRW	600,715	0	(2)

BRC	04/2021	DKK	1,480		$238	4	0
	05/2021	CAD	1,866		1,472	0	(12)

CBK	04/2021	DKK	5,670		928	34	0
	04/2021		$1,402	DKK	8,851	0	(6)
	05/2021	CAD	11,158		$8,826	0	(53)
	05/2021	EUR	13,544		16,120	223	0
	05/2021	GBP	42,007		58,421	503	0
	05/2021	SEK	14,842		1,780	80	0
	05/2021		$14,259	COP	50,849,213	0	(384)
	05/2021		1,913	RUB	143,192	0	(29)
	06/2021	ILS	2,800		$850	12	0
	06/2021	INR	172,996		2,352	14	0
	06/2021		$1,469	CNH	9,613	0	(12)
	06/2021		2,470	RUB	184,232	0	(56)
	06/2021		8,082	ZAR	120,245	0	(11)
	07/2021	DKK	8,851		$1,404	6	0
	10/2021	ILS	24,007		7,257	52	0
	11/2021		89,119		27,449	673	0
	01/2022		9,708		2,956	36	0
	02/2022		9,603		2,967	78	0
	03/2022		49,009		14,889	137	0

GLM	04/2021		$2,533	MXN	52,299	24	0
	04/2021		2,449	RUB	184,742	3	(14)
	05/2021		56		4,148	0	(1)
	06/2021		1,311	SGD	1,765	1	0
	06/2021		13,018	ZAR	199,767	400	(9)
	03/2022	ILS	13,604		$4,140	46	0

HUS	05/2021	AUD	246		187	1	0
	05/2021	EUR	98,763		119,296	3,378	0

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2021	MXN	8,526		$412	$0	$(4)
	05/2021		$1,768	AUD	2,271	0	(43)
	05/2021		1,173	COP	4,178,531	0	(33)
	05/2021		412	MXN	8,526	4	0
	05/2021		1,994	RUB	149,374	0	(29)
	06/2021	HKD	28,612		$3,686	5	0
	06/2021	TWD	34,979		1,249	10	0
	06/2021		$600	RUB	44,614	0	(15)
	06/2021		45,534	SGD	61,380	79	0
	06/2021		1,679	ZAR	26,259	84	0
	09/2021		14,293	MXN	300,567	167	0
	10/2021		405		8,526	4	0
	01/2022	ILS	9,287		$2,832	39	0
	02/2022		$932	ZAR	14,445	8	0

JPM	04/2021	MXN	386,196		$18,733	0	(145)
	04/2021		$1,563	DKK	9,867	0	(7)
	05/2021	EUR	12,537		$14,976	261	0
	05/2021	GBP	403		562	6	0
	05/2021	SEK	7,070		832	22	0
	05/2021		$3,349	GBP	2,404	0	(34)
	05/2021		7,012	JPY	740,300	0	(323)
	06/2021	CNY	17,127		$2,629	35	0
	06/2021	TWD	103,646		3,701	31	0
	07/2021	DKK	9,867		1,565	7	0
	10/2021		$18,360	MXN	386,196	151	0

MYI	04/2021	DKK	2,631		$430	15	0
	05/2021	AUD	3,413		2,658	65	0
	05/2021	CAD	9,538		7,603	36	(24)
	05/2021	EUR	5,970		7,110	103	0
	05/2021	GBP	2,864		3,966	17	0
	05/2021	JPY	592,100		5,434	84	0
	05/2021	NOK	3,554		420	5	0
	06/2021	KRW	2,464,745		2,175	0	(11)
	01/2022	ILS	2,110		646	11	0

SCX	05/2021	CHF	1,256		1,408	78	0
	05/2021	JPY	665,300		6,229	218	0
	05/2021		$3,174	EUR	2,626	0	(92)
	06/2021	TWD	1,242,658		$45,214	1,216	0
	06/2021		$14,377	IDR	209,265,985	0	(152)
	06/2021		604	INR	45,063	5	0

TOR	05/2021	CAD	2,398		$1,924	15	0

UAG	04/2021	DKK	3,567		584	22	0
	04/2021		$16,322	MXN	333,897	0	(1)
	04/2021		843	RUB	64,192	5	0
	05/2021	AUD	11,846		$9,191	191	0
	05/2021	CHF	1,842		1,988	37	0
	05/2021	EUR	22,770		27,077	351	0
	05/2021	JPY	4,828,800		45,556	1,927	0
	05/2021		$2,626	CHF	2,352	0	(135)
	05/2021		742	RUB	55,414	0	(13)
	06/2021	HKD	20,425		$2,630	3	0
	06/2021		$1,218	RUB	91,107	0	(25)

Total Forward Foreign Currency Contracts						$12,392	$(2,283)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
UAG	Call - OTC USD versus TWD	TWD	28.490	01/25/2022	24,692	$150	$295

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	241,600	$2,320	$2,601

Total Purchased Options							$2,470	$2,896

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	31

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	1,300	$(5)	$(4)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	3,700	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	4,100	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	3,700	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	6,700	(7)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	6,000	(6)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	4,500	(5)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,500	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,600	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	2,300	(2)	(1)

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	1,000	(6)	(4)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	6,800	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	3,700	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	3,300	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	3,500	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	900	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,600	(4)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	2,300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,300	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	2,400	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	4,500	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	4,500	(5)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	8,000	(8)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	2,300	(3)	(1)

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	6,200	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	9,400	(15)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	12,800	(18)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	11,400	(13)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	4,200	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	3,900	(5)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,900	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	8,600	(9)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	5,000	(5)	(2)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	8,300	(5)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	8,300	(11)	(7)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	900	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	4,400	(4)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	1,100	(4)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	3,300	(5)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	5,200	(2)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	5,200	(5)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	4,800	(7)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	5,600	(6)	(3)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	1,200	(5)	(4)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	3,300	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,600	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	7,700	(9)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	7,700	(8)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,200	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	3,600	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	1,500	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	4,800	(4)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	4,900	(6)	(4)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	1,700	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,700	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	4,100	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	4,300	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	4,500	(5)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	2,300	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	4,800	(6)	(4)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	900	(4)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	3,900	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,300	(4)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	2,800	(4)	(2)

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800%	05/19/2021	4,600	$(5)	$(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	5,200	(7)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,800	(2)	0

						$(314)	$(88)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus MXN	MXN	19.120	12/16/2021	23,704	$(528)	$(275)
	Call - OTC USD versus MXN		23.100	12/16/2021	23,704	(433)	(525)

MYI	Put - OTC USD versus MXN		19.000	12/09/2021	17,867	(353)	(182)
	Call - OTC USD versus MXN		23.000	12/09/2021	17,867	(353)	(398)

UAG	Call - OTC USD versus TWD	TWD	29.500	01/25/2022	49,384	(150)	(300)

						$(1,817)	$(1,680)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	483,200	$(2,320)	$(2,762)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$	101.844	04/07/2021	2,600	$(8)	$(54)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		99.547	05/06/2021	2,700	(17)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		101.547	05/06/2021	4,300	(22)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		102.250	05/06/2021	3,100	(13)	(17)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051		103.758	06/07/2021	1,200	(5)	(4)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051		103.895	06/07/2021	1,100	(5)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		102.250	04/07/2021	1,100	(5)	(27)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		102.117	05/06/2021	2,900	(13)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.172	06/07/2021	7,400	(44)	(43)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.512	06/07/2021	4,000	(22)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.586	06/07/2021	4,700	(29)	(31)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051		103.914	06/07/2021	2,400	(9)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051		98.016	04/07/2021	6,000	(16)	(83)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		98.953	04/07/2021	4,700	(18)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		99.609	04/07/2021	3,000	(10)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		99.828	04/07/2021	3,000	(10)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		100.953	04/07/2021	4,700	(12)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		101.609	04/07/2021	2,000	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		101.828	04/07/2021	3,000	(7)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		101.859	04/07/2021	3,000	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		102.000	04/07/2021	1,500	(4)	(33)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		98.688	05/06/2021	9,200	(36)	(46)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		100.391	05/06/2021	2,800	(14)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		101.453	05/06/2021	4,300	(15)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051		99.375	06/07/2021	4,000	(31)	(40)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051		100.047	06/07/2021	10,500	(58)	(68)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051		100.375	06/07/2021	4,000	(25)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051		104.180	05/06/2021	1,700	(5)	(5)

						$(464)	$(601)

Total Written Options						$(4,915)	$(5,131)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	1.011%	EUR 1,600	$370	$(14)	$356	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	33

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	38,942	0.329% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/06/2021	$320,823	$0	$84	$84	$0

BPS	Receive	ERAUSLT Index	371,637	0.379% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/14/2021	155,708	0	(46)	0	(46)
	Receive	ERAUSST Index	32,204	0.179% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/14/2021	167,020	0	(24)	0	(24)
	Receive	NDDUEAFE Index	7,248	0.058% (1-Month USD-LIBOR less a specified spread)	Monthly	07/07/2021	52,011	0	(144)	0	(144)
	Receive	ERADXULT Index	116,128	0.598% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021	250,728	0	(1,691)	0	(1,691)
	Receive	ERAEMLT Index	52,073	1.038% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021	187,353	0	(544)	0	(544)
	Pay	S&P 500 Total Return Index	27,426	0.418% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021	225,615	0	(294)	0	(294)
	Receive	ERAUSST Index	14,133	0.219% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/06/2021	73,298	0	(13)	0	(13)
	Pay	S&P 500 Total Return Index	82,067	0.456% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	676,108	0	135	135	0

BRC	Receive	NDDUEAFE Index	9,186	0.038% (1-Month USD-LIBOR less a specified spread)	Monthly	06/09/2021	65,918	0	(181)	0	(181)
	Receive	NDDUEAFE Index	3,415	0.056% (1-Month USD-LIBOR less a specified spread)	Monthly	02/23/2022	24,442	0	(3)	0	(3)

CBK	Pay	S&P 500 Total Return Index	20,635	0.359% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/14/2021	170,001	0	51	51	0
	Pay	S&P 500 Total Return Index	12,283	0.499% (1-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	04/14/2021	101,193	0	40	40	0
	Receive	NDDUEAFE Index	5,817	0.068% (1-Month USD-LIBOR less a specified spread)	Monthly	09/15/2021	41,743	0	(115)	0	(115)

FAR	Receive	ERAUSLT Index	1,017,869	0.359% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/06/2021	426,467	0	(119)	0	(119)

GST	Pay	S&P 500 Total Return Index	19,769	0.439% (1-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2022	162,867	0	57	57	0

HUS	Receive	ERAUSST Index	15,635	0.328% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021	85,679	0	(4,599)	0	(4,599)
	Receive	ERADXULT Index	27,637	0.576% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	59,283	0	(15)	0	(15)

JPM	Receive	ERAUSLT Index	107,739	0.399% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/14/2021	45,140	0	(16)	0	(16)
	Receive	ERAEMLT Index	34,705	0.988% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	124,865	0	(360)	0	(360)
	Receive	ERAUSLT Index	730,163	0.318% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021	306,880	0	(997)	0	(997)
	Receive	ERADXULT Index	29,256	0.557% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/09/2022	63,041	0	(302)	0	(302)

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	ERAUSLT Index	448,026	0.409% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/16/2022	$187,714	$0	$(57)	$0	$(57)
	Receive	ERADXULT Index	47,203	0.559% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	101,253	0	(46)	0	(46)
	Receive	ERAEMLT Index	27,169	0.979% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	97,510	0	(71)	0	(71)
	Receive	ERAEMLT Index	13,519	1.076% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	48,520	0	(23)	0	(23)

MEI	Receive	ERAEMLT Index	64,947	1.018% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/07/2021	233,672	0	(676)	0	(676)
	Receive	NDDUEAFE Index	3,783	(0.042)% (1-Month USD-LIBOR less a specified spread)	Monthly	08/25/2021	27,075	0	(2)	0	(2)
	Receive	ERADXULT Index	169,276	0.594% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/09/2022	363,105	0	(176)	0	(176)

UAG	Receive	ERAUSST Index	9,808	0.289% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	50,867	0	(11)	0	(11)

								$0	$(10,158)	$367	$(10,525)

Total Swap Agreements								$370	$(10,172)	$723	$(10,525)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$1,106	$0	$84	$1,190	$(580)	$(12)	$0	$(592)	$598	$11,560	$12,158
BPS	264	0	135	399	(30)	(10)	(2,756)	(2,796)	(2,397)	(18,020)	(20,417)
BRC	4	0	0	4	(12)	(25)	(184)	(221)	(217)	0	(217)
CBK	1,848	2,601	91	4,540	(551)	(2,763)	(115)	(3,429)	1,111	9,518	10,629
FAR	0	0	0	0	0	(108)	(119)	(227)	(227)	(29,720)	(29,947)
FBF	0	0	0	0	0	(11)	0	(11)	(11)	0	(11)
GLM	474	0	0	474	(24)	(800)	0	(824)	(350)	539	189
GSC	0	0	0	0	0	(150)	0	(150)	(150)	0	(150)
GST	0	0	57	57	0	(23)	0	(23)	34	6,240	6,274
HUS	3,779	0	0	3,779	(124)	0	(4,614)	(4,738)	(959)	1,174	215
JPM	513	0	356	869	(509)	(5)	(1,872)	(2,386)	(1,517)	(21,368)	(22,885)
MEI	0	0	0	0	0	0	(854)	(854)	(854)	(13,060)	(13,914)
MYC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MYI	336	0	0	336	(35)	(580)	0	(615)	(279)	394	115
SAL	0	0	0	0	0	(343)	0	(343)	(343)	291	(52)
SCX	1,517	0	0	1,517	(244)	0	0	(244)	1,273	(1,340)	(67)
TOR	15	0	0	15	0	0	0	0	15	0	15
UAG	2,536	295	0	2,831	(174)	(300)	(11)	(485)	2,346	(3,785)	(1,439)

Total Over the Counter	$12,392	$2,896	$723	$16,011	$(2,283)	$(5,131)	$(10,525)	$(17,939)

(n)

Securities with an aggregate market value of $29,716 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	35

Schedule of Investments	PIMCO All Asset: Multi-RAE PLUS Fund	(Cont.)

referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$951	$951
Swap Agreements	0	1,386	0	0	828	2,214

	$0	$1,386	$0	$0	$1,779	$3,165

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,392	$0	$12,392
Purchased Options	0	0	0	295	2,601	2,896
Swap Agreements	0	356	367	0	0	723

	$0	$356	$367	$12,687	$2,601	$16,011

	$0	$1,742	$367	$12,687	$4,380	$19,176

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$449	$449
Swap Agreements	0	0	0	0	1,258	1,258

	$0	$0	$0	$0	$1,707	$1,707

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,283	$0	$2,283
Written Options	0	88	0	1,680	3,363	5,131
Swap Agreements	0	0	10,525	0	0	10,525

	$0	$88	$10,525	$3,963	$3,363	$17,939

	$0	$88	$10,525	$3,963	$5,070	$19,646

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(151)	$(151)
Written Options	0	0	0	0	513	513
Futures	0	0	0	0	14,958	14,958
Swap Agreements	0	2,795	0	0	4,982	7,777

	$0	$2,795	$0	$0	$20,302	$23,097

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,643)	$0	$(9,643)
Written Options	0	129	0	0	51	180
Swap Agreements	0	13	511,960	0	0	511,973

	$0	$142	$511,960	$(9,643)	$51	$502,510

	$0	$2,937	$511,960	$(9,643)	$20,353	$525,607

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,484	$4,484
Swap Agreements	0	2,384	0	0	(5,749)	(3,365)

	$0	$2,384	$0	$0	$(1,265)	$1,119

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,109	$0	$10,109
Purchased Options	0	0	0	146	282	428
Written Options	0	226	0	138	(580)	(216)
Swap Agreements	0	(15)	(10,158)	0	0	(10,173)

	$0	$211	$(10,158)	$10,393	$(298)	$148

	$0	$2,595	$(10,158)	$10,393	$(1,563)	$1,267

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$111,791	$0	$111,791
Industrials	0	50,079	0	50,079
Utilities	0	14,045	0	14,045
Municipal Bonds & Notes
California	0	1,026	0	1,026
Illinois	0	545	0	545
Nebraska	0	28	0	28
New Jersey	0	414	0	414
Ohio	0	86	0	86
Pennsylvania	0	7	0	7
Texas	0	266	0	266
Washington	0	914	0	914
U.S. Government Agencies	0	70,363	0	70,363
U.S. Treasury Obligations	0	374,757	0	374,757
Non-Agency Mortgage-Backed Securities	0	103,577	2,799	106,376
Asset-Backed Securities	0	425,051	0	425,051
Sovereign Issues	0	38,204	0	38,204
Preferred Securities
Banking & Finance	696	3,709	0	4,405
Short-Term Instruments
Israel Treasury Bills	0	41,952	0	41,952
U.S. Treasury Bills	0	671,202	0	671,202
U.S. Treasury Cash Management Bills	0	441,286	0	441,286

	$696	$2,349,302	$2,799	$2,352,797

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$935,272	$0	$0	$935,272

Total Investments	$935,968	$2,349,302	$2,799	$3,288,069

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	951	2,208	0	3,159
Over the counter	0	16,011	0	16,011

	$951	$18,219	$0	$19,170

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(449)	(1,257)	0	(1,706)
Over the counter	0	(17,939)	0	(17,939)

	$(449)	$(19,196)	$0	$(19,645)

Total Financial Derivative Instruments	$502	$(977)	$0	$(475)

Totals	$936,470	$2,348,325	$2,799	$3,287,594

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	37

Schedule of Investments	PIMCO All Asset: Multi-Short PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.6%

CORPORATE BONDS & NOTES 5.5%

BANKING & FINANCE 4.1%

Aviation Capital Group LLC
4.125% due 08/01/2025		$100	$107
5.500% due 12/15/2024		100	112

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		100	107

Barclays Bank PLC
10.179% due 06/12/2021		1,664	1,693

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		451	458

BNP Paribas S.A.
1.323% due 01/13/2027 •		400	391

Citigroup, Inc.
1.214% (US0003M + 1.023%) due 06/01/2024 ~		462	468
3.200% due 10/21/2026		97	104

Credit Suisse Group AG
6.250% due 12/18/2024 •(e)(f)		200	213

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	200	242
1.420% (US0003M + 1.230%) due 02/27/2023 ~		$634	639
1.625% due 01/20/2027	EUR	400	489
1.750% due 01/17/2028		100	123
3.547% due 09/18/2031 •		$200	207
4.250% due 10/14/2021		859	875

Equitable Holdings, Inc.
4.350% due 04/20/2028		161	180

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	150	191

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(e)(f)		$408	467

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		247	252

Nissan Motor Acceptance Corp.
2.600% due 09/28/2022		75	77
2.650% due 07/13/2022		183	187
2.750% due 03/09/2028		400	397
3.650% due 09/21/2021		64	65

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		268	295

Standard Chartered PLC
1.383% (US0003M + 1.200%) due 09/10/2022 ~		301	302

UBS AG
5.125% due 05/15/2024 (f)		247	273

Wells Fargo & Co.
3.000% due 04/22/2026		140	150

			9,064

INDUSTRIALS 1.1%

BAT Capital Corp.
3.222% due 08/15/2024		11	12

BAT International Finance PLC
3.950% due 06/15/2025		97	106

Boeing Co.
2.750% due 02/01/2026		100	103

Charter Communications Operating LLC
4.908% due 07/23/2025		172	195

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		100	106

CVS Pass-Through Trust
6.943% due 01/10/2030		80	96

DAE Funding LLC
3.375% due 03/20/2028		200	199

Expedia Group, Inc.
2.950% due 03/15/2031		100	99
6.250% due 05/01/2025		44	51

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kraft Heinz Foods Co.
5.000% due 07/15/2035	$11	$13
5.200% due 07/15/2045	22	25

MPLX LP
2.650% due 08/15/2030	100	98

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	400	435
4.810% due 09/17/2030	200	220

Oracle Corp.
3.950% due 03/25/2051 (g)	200	206

T-Mobile USA, Inc.
2.250% due 02/15/2026	100	101
2.875% due 02/15/2031	200	194

		2,259

UTILITIES 0.3%

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~	400	401
4.550% due 07/01/2030	100	108

Verizon Communications, Inc.
3.550% due 03/22/2051	200	200

		709

Total Corporate Bonds & Notes (Cost $12,012)		12,032

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	16	18

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	5	5

WASHINGTON 0.2%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	385	488

Total Municipal Bonds & Notes (Cost $512)		511

U.S. GOVERNMENT AGENCIES 5.0%

Fannie Mae
0.459% due 07/25/2037 •	7	7
0.468% due 09/25/2042 •	3	4
0.489% due 07/25/2037 •	11	11
0.509% due 09/25/2035 •	26	26
0.519% due 09/25/2035 •	49	49
0.709% due 01/25/2051 •	14	15
0.829% due 06/25/2037 •	95	95
1.925% due 09/01/2035 •	1	1
2.242% due 12/01/2033 •	1	1
2.691% due 06/01/2035 •	1	1
2.721% due 06/01/2034 •	3	3
3.781% due 06/01/2035 •	1	1
4.000% due 04/25/2041	1,209	1,293

Freddie Mac
0.486% due 03/15/2037 •	88	89
0.806% due 08/15/2037 •	125	128
0.816% due 10/15/2037 •	21	21
0.826% due 05/15/2037 - 09/15/2037 •	142	145
2.572% due 11/01/2034 •	1	1
2.789% due 06/01/2035 •	2	2
4.000% due 01/01/2048 - 03/01/2049	38	41
5.000% due 05/01/2023 - 01/01/2039	176	204
5.500% due 01/01/2035 - 03/01/2039	35	42
6.000% due 08/01/2027 - 12/01/2037	12	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
5.000% due 04/15/2035 - 03/15/2042	$613	$712
6.000% due 07/15/2037 - 08/15/2037	5	6

Small Business Administration
4.430% due 05/01/2029	21	23

Uniform Mortgage-Backed Security
3.500% due 01/01/2048 - 07/01/2048	2,525	2,679
4.000% due 01/01/2025 - 06/01/2026	30	32
4.500% due 05/01/2023 - 02/01/2044	1,715	1,926
5.000% due 11/01/2025 - 01/01/2029	7	8
5.500% due 11/01/2021 - 09/01/2041	981	1,141
6.000% due 05/01/2021 - 05/01/2041	696	824

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	1,500	1,492

Total U.S. Government Agencies (Cost $11,011)		11,036

U.S. TREASURY OBLIGATIONS 9.9%

U.S. Treasury Bonds
1.375% due 11/15/2040	2,100	1,787
1.625% due 11/15/2050	300	250
3.000% due 08/15/2048	75	84
3.000% due 02/15/2049	2,731	3,070
4.625% due 02/15/2040	988	1,363

U.S. Treasury Inflation Protected Securities (d)
0.250% due 02/15/2050	2,950	3,089
0.625% due 02/15/2043	100	112
0.750% due 02/15/2045	111	129
1.000% due 02/15/2046	510	625
1.000% due 02/15/2048	1,050	1,309
1.375% due 02/15/2044	707	925

U.S. Treasury Notes
0.375% due 12/31/2025	300	293
0.375% due 01/31/2026	800	780
0.500% due 02/28/2026	1,400	1,373
1.625% due 02/15/2026	9	10
1.750% due 12/31/2024	384	401
1.875% due 08/31/2022 (i)(k)	3,744	3,837
3.000% due 09/30/2025 (i)(k)	1,380	1,515
3.000% due 10/31/2025	763	838

Total U.S. Treasury Obligations (Cost $23,689)		21,790

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

Adjustable Rate Mortgage Trust
0.509% due 08/25/2036 •	55	56

Banc of America Mortgage Trust
3.133% due 07/25/2035 ^~	36	36
4.403% due 05/25/2033 ~	1	1

Bear Stearns Adjustable Rate Mortgage Trust
3.121% due 11/25/2034 ~	4	4
3.136% due 11/25/2034 ~	1	1

Bear Stearns ALT-A Trust
0.549% due 04/25/2035 •	14	14
2.548% due 10/25/2035 ^~	158	151
3.033% due 09/25/2035 ^~	72	58

Chase Mortgage Finance Trust
2.866% due 12/25/2035 ^~	33	32
3.214% due 09/25/2036 ^~	31	28
6.000% due 12/25/2036	25	17

Countrywide Alternative Loan Trust
0.449% due 11/25/2036 •	16	21
0.489% due 09/25/2046 ^•	170	165
0.669% due 02/25/2037 •	18	15
5.500% due 07/25/2035 ^	0	1
6.000% due 05/25/2037 ^	247	152

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
2.675% due 02/20/2035 ~		$1	$1
2.769% due 11/25/2034 ~		34	34

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.439% due 02/25/2036 •		403	407

GSR Mortgage Loan Trust
2.873% due 11/25/2035 ~		1	1
2.929% due 09/25/2035 ~		1	1
3.147% due 11/25/2035 ^~		68	65
6.000% due 02/25/2036 ^		607	374
6.000% due 07/25/2037 ^		153	133

HarborView Mortgage Loan Trust
0.350% due 12/19/2036 ^•		354	347
0.450% due 12/19/2036 ^•		24	23
0.590% due 06/19/2035 •		164	164
3.321% due 06/19/2036 ^~		147	95

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	676	935

IndyMac Mortgage Loan Trust
0.289% due 02/25/2037 ^•		$196	195
3.501% due 06/25/2036 ~		346	341

JP Morgan Alternative Loan Trust
3.280% due 05/25/2036 ^~		168	129

JP Morgan Mortgage Trust
2.509% due 07/25/2035 ~		11	11
2.602% due 10/25/2036 ~		14	12
3.369% due 10/25/2036 ^~		85	75

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		117	119

MASTR Adjustable Rate Mortgages Trust
2.384% due 07/25/2035 ^~		26	25

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.546% due 12/15/2030 •		4	4

Merrill Lynch Alternative Note Asset Trust
0.409% due 03/25/2037 •		196	78

Merrill Lynch Mortgage Investors Trust
2.123% due 05/25/2033 ~		3	3
3.199% due 09/25/2035 ^~		79	74

Mortgage Equity Conversion Asset Trust
0.580% due 05/25/2042 •		280	266

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		7	4

Prime Mortgage Trust
6.000% due 06/25/2036 ^		53	52

Residential Accredit Loans, Inc. Trust
0.259% due 02/25/2037 •		172	165
0.279% due 01/25/2037 •		321	300
0.469% due 07/25/2036 •		530	295
0.479% due 08/25/2036 •		312	293
0.489% due 07/25/2036 •		310	320
0.489% due 09/25/2036 ^•		519	498

Structured Adjustable Rate Mortgage Loan Trust
0.409% due 10/25/2035 •		2	3
1.659% due 01/25/2035 ^•		3	3
2.578% due 02/25/2034 ~		2	2

Thornburg Mortgage Securities Trust
1.529% due 06/25/2047 ^•		141	121

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	324	449

WaMu Mortgage Pass-Through Certificates Trust
1.957% due 10/25/2046 •		$14	13
3.180% due 02/25/2037 ^~		52	51

Wells Fargo Mortgage-Backed Securities Trust
2.810% due 12/25/2036 ^~		74	74

Total Non-Agency Mortgage-Backed Securities (Cost $7,060)			7,307

ASSET-BACKED SECURITIES 15.1%

Accredited Mortgage Loan Trust
0.579% due 09/25/2035 •		117	117

ACE Securities Corp. Home Equity Loan Trust
0.229% due 10/25/2036 •		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	300	$352

Ares European CLO
0.660% due 10/15/2030 •(a)		600	704

Armada Euro CLO DAC
0.720% due 07/15/2031 •		900	1,055

Asset-Backed Securities Corp. Home Equity Loan Trust
1.069% due 07/25/2035 •		$175	176

Atlas Senior Loan Fund Ltd.
1.523% due 01/16/2030 •		1,100	1,101

Bain Capital Euro DAC
0.000% due 01/20/2032 «•(a)	EUR	400	469

Bear Stearns Asset-Backed Securities Trust
0.269% due 08/25/2036 •		$194	186
0.349% due 06/25/2047 •		592	589

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	300	352

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •		500	587

Cairn CLO BV
0.600% due 04/30/2031 •		300	352

Citigroup Mortgage Loan Trust
0.269% due 12/25/2036 •		$144	97
0.289% due 01/25/2037 •		944	801
0.309% due 05/25/2037 •		556	448

Citigroup Mortgage Loan Trust, Inc.
1.009% due 09/25/2035 ^•		387	381

Countrywide Asset-Backed Certificates
0.249% due 04/25/2047 •		178	174
0.259% due 05/25/2037 •		61	61
0.289% due 06/25/2047 •		41	41
0.649% due 03/25/2036 •		222	213

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	300	355
0.650% due 10/15/2031 •		700	829

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •		300	352

Fieldstone Mortgage Investment Trust
0.489% due 05/25/2036 •		$293	236

First Franklin Mortgage Loan Trust
0.249% due 09/25/2036 •		106	106
0.429% due 04/25/2036 •		19	18

Fremont Home Loan Trust
0.269% due 08/25/2036 •		2,199	952
1.159% due 11/25/2034 •		1,046	1,045

GSAMP Trust
0.159% due 12/25/2046 •		352	230
0.259% due 12/25/2046 •		1,203	798
0.339% due 01/25/2037 •		614	543

Harvest CLO DAC
0.680% due 10/20/2031 •(a)	EUR	600	704
0.760% due 07/15/2031 •(a)		800	938

HSI Asset Securitization Corp. Trust
0.269% due 05/25/2037 •		$154	152

Jubilee CLO BV
0.610% due 04/15/2030 •(a)	EUR	500	586
0.650% due 04/15/2031 •		400	469

Laurelin DAC
0.720% due 10/20/2031 •(a)		500	586

Long Beach Mortgage Loan Trust
0.409% due 05/25/2036 •		$129	89
0.549% due 02/25/2036 •		627	616
0.649% due 05/25/2046 •		766	356
0.669% due 10/25/2034 •		1	1

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •	EUR	600	711

Massachusetts Educational Financing Authority
1.168% due 04/25/2038 •		$33	33

MASTR Asset-Backed Securities Trust
0.159% due 01/25/2037 •		2,829	1,112
0.319% due 05/25/2037 •		607	590
0.689% due 12/25/2035 •		139	138

Merrill Lynch Mortgage Investors Trust
0.609% due 07/25/2037 •		428	147

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MidOcean Credit CLO
1.243% due 02/20/2031 •(a)		$700	$700

Morgan Stanley ABS Capital, Inc. Trust
0.199% due 01/25/2037 •		343	213
0.239% due 02/25/2037 •		893	546
0.244% due 11/25/2036 •		1,099	860
0.269% due 09/25/2036 •		1,408	816
0.319% due 01/25/2037 •		495	311
0.609% due 04/25/2036 •		547	510
2.009% due 02/25/2047 •		300	284

Morgan Stanley Home Equity Loan Trust
0.209% due 12/25/2036 •		514	317

Mountain View CLO Ltd.
1.731% due 04/15/2029 •		1,000	1,001

Oak Hill European Credit Partners Designated Activity Co.
0.730% due 01/20/2032 •	EUR	550	643

Option One Mortgage Loan Trust
0.249% due 01/25/2037 •		$323	228

Popular ABS Mortgage Pass-Through Trust
0.439% due 07/25/2036 •		945	916

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		765	413

Residential Asset Securities Corp. Trust
0.409% due 08/25/2036 •		112	111

Securitized Asset-Backed Receivables LLC Trust
0.189% due 08/25/2036 •		412	180
0.589% due 07/25/2036 •		233	135
1.069% due 01/25/2036 ^•		481	429

SG Mortgage Securities Trust
0.249% due 10/25/2036 •		328	309

Soundview Home Loan Trust
1.009% due 10/25/2037 •		802	707

Structured Asset Investment Loan Trust
0.729% due 01/25/2036 •		197	191

Structured Asset Securities Corp. Mortgage Loan Trust
0.244% due 07/25/2036 •		127	125
0.279% due 12/25/2036 •		65	64

Venture CLO Ltd.
1.231% due 07/20/2030 •		400	400
1.324% due 01/20/2029 •		900	901

Wellfleet CLO Ltd.
1.074% due 04/20/2029 •		900	900

Total Asset-Backed Securities (Cost $33,331)			33,159

SOVEREIGN ISSUES 3.8%

Brazil Government International Bond
4.750% due 01/14/2050		420	382

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	3,700	1,107
5.500% due 01/31/2022		900	281

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	568,384	5,185
0.100% due 03/10/2029 (d)		95,608	871

Saudi Government International Bond
3.450% due 02/02/2061		$400	369
4.000% due 04/17/2025		215	237

Total Sovereign Issues (Cost $8,775)			8,432

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(e)		132,000	132

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (e)		81,275	124

Total Preferred Securities (Cost $244)			256

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	39

Schedule of Investments	PIMCO All Asset: Multi-Short PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 38.7%

ISRAEL TREASURY BILLS 1.4%
(0.028)% due 06/02/2021 - 03/02/2022 (b)(c)	ILS	10,600	$3,172

U.S. TREASURY BILLS 17.8%
0.060% due 04/15/2021 - 08/19/2021 (b)(c)(i)(k)		$39,219	39,217

U.S. TREASURY CASH MANAGEMENT BILLS 19.5%
0.091% due 05/13/2021 - 07/06/2021 (a)(b)(c)(i)(k)		42,800	42,799

Total Short-Term Instruments (Cost $85,220)			85,188

Total Investments in Securities (Cost $181,854)			179,711

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 23.8%

SHORT-TERM INSTRUMENTS 23.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.8%

PIMCO Short-Term Floating NAV Portfolio III	5,299,550	$52,254

Total Short-Term Instruments (Cost $52,257)		52,254

Total Investments in Affiliates (Cost $52,257)		52,254

Total Investments 105.4% (Cost $234,111)		$231,965

Financial Derivative Instruments (h)(j) (3.3)% (Cost or Premiums, net $2,499)		(7,272)

Other Assets and Liabilities, net (2.1)%		(4,620)

Net Assets 100.0%		$220,073

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Oracle Corp.	3.950%	03/25/2051	03/22/2021	$200	$206	0.09%

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	17	$	3,415	$0	$6	$(12)
U.S. Treasury 5-Year Note June Futures	06/2021	102		12,587	(161)	0	(17)
U.S. Treasury 30-Year Bond June Futures	06/2021	25		3,865	(151)	0	(11)

					$(312)	$6	$(40)

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-mini S&P 500 Index June Futures	06/2021	364	$	(72,207)	$(638)	$0	$(377)
U.S. Treasury 10-Year Note June Futures	06/2021	46		(6,023)	152	11	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	81		(14,679)	859	94	0

					$373	$105	$(377)

Total Futures Contracts					$61	$111	$(417)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	400	$(15)	$(4)	$(19)	$1	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		500	(18)	(3)	(21)	1	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		500	42	3	45	2	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		15,700	360	20	380	18	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		12,300	271	20	291	16	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025	EUR	789	109	6	115	4	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		1,500	197	14	211	10	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		25,500	781	19	800	27	0

						$1,727	$75	$1,802	$79	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(4)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	06/16/2031	GBP	2,500	$(211)	$22	$(189)	$0	$(13)
Receive(4)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		2,700	496	(46)	450	35	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	85,200	(81)	4	(77)	5	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	2,200	0	(9)	(9)	0	0
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		4,400	0	(17)	(17)	0	(1)
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		19,700	607	(229)	378	0	(5)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	2,000	0	(1)	(1)	0	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		2,900	0	(2)	(2)	1	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		2,900	0	(2)	(2)	0	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		2,900	0	(2)	(2)	1	0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		2,900	0	0	0	1	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		5,800	0	1	1	1	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025	$	16,800	414	(348)	66	0	(16)
Pay(4)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		5,000	(312)	(33)	(345)	0	(7)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		6,000	(13)	419	406	8	0
Receive(4)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		1,600	340	22	362	6	0
Pay(4)	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	1,400	11	(1)	10	0	(10)
Pay(4)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	2,800	(124)	12	(112)	0	(5)
Receive(4)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		1,000	177	(13)	164	1	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	660,000	(195)	48	(147)	8	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		227,000	(140)	24	(116)	0	(26)
Receive	UKRPI	3.334	Maturity	08/15/2025	GBP	19,400	193	30	223	0	(31)
Pay	UKRPI	3.475	Maturity	08/15/2030		17,700	(210)	(380)	(590)	2	0
Receive	UKRPI	3.445	Maturity	11/15/2030		100	0	4	4	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		100	0	3	3	0	0
Pay	UKRPI	3.272	Maturity	11/15/2040		100	0	(13)	(13)	0	0
Pay	UKRPI	3.273	Maturity	11/15/2040		100	0	(13)	(13)	0	0
Pay	UKRPI	3.340	Maturity	11/15/2040		200	0	(20)	(20)	0	(1)
Receive	UKRPI	3.051	Maturity	11/15/2050		100	0	26	26	1	0
Receive	UKRPI	3.143	Maturity	11/15/2050		100	0	19	19	1	0

							$952	$(495)	$457	$71	$(115)

Total Swap Agreements							$2,679	$(420)	$2,259	$150	$(115)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	41

Schedule of Investments	PIMCO All Asset: Multi-Short PLUS Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$111	$150	$261	$0	$(417)	$(115)	$(532)

(i)

Securities with an aggregate market value of $5,488 and cash of $1,871 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021		$65	RUB	4,961	$1	$0
	05/2021	CAD	6,067		$4,778	0	(50)
	05/2021	EUR	1,160		1,385	23	0
	05/2021	GBP	171		235	1	(1)
	06/2021		$40	RUB	3,009	0	0
	06/2021		590	ZAR	8,785	0	0

BPS	05/2021	EUR	756		$903	16	0

BRC	05/2021	CAD	263		208	0	(2)

CBK	05/2021	EUR	608		714	1	0
	05/2021	GBP	1,068		1,491	18	0
	05/2021		$1,077	COP	3,840,806	0	(29)
	05/2021		170	RUB	12,718	0	(3)
	06/2021	ILS	200		$61	1	0
	06/2021		$206	RUB	15,389	0	(5)
	06/2021		590	ZAR	8,785	0	(1)
	10/2021	ILS	1,600		$484	4	0
	11/2021		6,902		2,126	52	0
	01/2022		739		225	3	0
	02/2022		900		278	7	0
	03/2022		3,701		1,124	10	0

GLM	04/2021		$203	RUB	15,321	0	(1)
	03/2022	ILS	1,000		$304	3	0

HUS	05/2021	EUR	2,971		3,586	99	0
	05/2021		$172	RUB	12,888	0	(3)
	06/2021		45		3,361	0	(1)
	06/2021		3,374	SGD	4,548	6	0
	06/2021		1,022	ZAR	15,783	38	0
	09/2021		981	MXN	20,634	12	0

JPM	04/2021	MXN	24,246		$1,176	0	(9)
	05/2021	EUR	688		822	14	0
	05/2021	GBP	55		77	1	0
	10/2021		$1,153	MXN	24,246	10	0

MYI	05/2021	EUR	652		$777	11	0
	05/2021	GBP	37		51	0	0
	01/2022	ILS	211		65	1	0

SCX	06/2021	TWD	94,209		3,427	91	0

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2021		$1,085	IDR	15,796,539	$0	$(12)

UAG	04/2021		1,185	MXN	24,246	0	0
	04/2021		70	RUB	5,323	0	0
	05/2021	EUR	1,753		$2,066	8	0
	05/2021	JPY	665,200		6,276	266	0
	05/2021		$20	RUB	1,508	0	0
	06/2021		92		6,864	0	(2)

Total Forward Foreign Currency Contracts						$697	$(119)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
UAG	Call - OTC USD versus TWD	TWD 28.490	01/25/2022	2,062	$13	$24

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	16,600	$159	$179

Total Purchased Options							$172	$203

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	100	$0	$(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	400	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	200	0	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	100	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	600	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	300	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	500	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	200	0	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	500	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,100	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,000	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	400	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	600	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	600	(1)	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	43

Schedule of Investments	PIMCO All Asset: Multi-Short PLUS Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000%	04/21/2021	100	$(1)	$0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	300	0	0

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	100	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	300	(1)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	400	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	400	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	400	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	400	(1)	0

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	100	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	100	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	300	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	300	(1)	(1)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	100	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	200	0	0

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	200	0	0

						$(26)	$(7)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus MXN	MXN	19.120	12/16/2021	2,044	$(46)	$(24)
	Call - OTC USD versus MXN		23.100	12/16/2021	2,044	(37)	(45)

MYI	Put - OTC USD versus MXN		19.000	12/09/2021	1,540	(30)	(16)
	Call - OTC USD versus MXN		23.000	12/09/2021	1,540	(30)	(34)

UAG	Call - OTC USD versus TWD	TWD	29.500	01/25/2022	4,124	(13)	(25)

						$(156)	$(144)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	33,200	$(159)	$(190)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	200	$(1)	$(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	300	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	200	(1)	(1)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	100	0	0
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	100	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	500	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	300	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	300	(2)	(2)

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	$103.914	06/07/2021	200	$(1)	$(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	500	(1)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	400	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.828	04/07/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	400	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	200	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	200	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	200	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	100	0	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	700	(3)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.391	05/06/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	300	(2)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	700	(4)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.375	06/07/2021	300	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.180	05/06/2021	100	0	0

					$(34)	$(44)

Total Written Options					$(375)	$(385)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	1.011%	EUR 100	$23	$(1)	$22	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	1,337	0.480% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/16/2022	$11,013	$0	$1	$1	$0

BPS	Pay	S&P 500 Total Return Index	1,027	0.538% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/09/2021	8,106	0	(351)	0	(351)
	Pay	S&P 500 Total Return Index	4,990	0.464% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/02/2022	39,477	0	(1,619)	0	(1,619)
	Pay	S&P 500 Total Return Index	2,472	0.461% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	03/09/2022	20,003	0	(350)	0	(350)

CBK	Pay	S&P 500 Total Return Index	4,110	0.302% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	28,747	0	(5,058)	0	(5,058)

GST	Pay	S&P 500 Total Return Index	3,962	0.492% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/09/2021	32,592	0	(42)	0	(42)

								$0	$(7,419)	$1	$(7,420)

Total Swap Agreements								$23	$(7,420)	$23	$(7,420)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral Pledged/(Received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/(Received)	Net Exposure(7)
BOA	$25	$0	$1	$26	$(51)	$(1)	$0	$(52)	$(26)	$0	$(26)
BPS	16	0	0	16	0	(1)	(2,320)	(2,321)	(2,305)	2,062	(243)
BRC	0	0	0	0	(2)	(3)	0	(5)	(5)	0	(5)
CBK	96	179	0	275	(38)	(190)	(5,058)	(5,286)	(5,011)	5,056	45
FAR	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
FBF	0	0	0	0	0	0	0	0	0	11	11
GLM	3	0	0	3	(1)	(69)	0	(70)	(67)	0	(67)
GSC	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	45

Schedule of Investments	PIMCO All Asset: Multi-Short PLUS Fund	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(7)
GST	$0	$0	$0	$0	$0	$(2)	$(42)	$(44)	$(44)	$0	$(44)
HUS	155	0	0	155	(4)	0	0	(4)	151	0	151
JPM	25	0	22	47	(9)	0	0	(9)	38	0	38
MYI	12	0	0	12	0	(50)	0	(50)	(38)	0	(38)
SAL	0	0	0	0	0	(27)	0	(27)	(27)	0	(27)
SCX	91	0	0	91	(12)	0	0	(12)	79	0	79
UAG	274	24	0	298	(2)	(25)	0	(27)	271	0	271

Total Over the Counter	$697	$203	$23	$923	$(119)	$(385)	$(7,420)	$(7,924)

(k)

Securities with an aggregate market value of $7,129 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$111	$111
Swap Agreements	0	79	0	0	71	150

	$0	$79	$0	$0	$182	$261

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$697	$0	$697
Purchased Options	0	0	0	24	179	203
Swap Agreements	0	22	1	0	0	23

	$0	$22	$1	$721	$179	$923

	$0	$101	$1	$721	$361	$1,184

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$377	$0	$40	$417
Swap Agreements	0	0	0	0	115	115

	$0	$0	$377	$0	$155	$532

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$119	$0	$119
Written Options	0	7	0	144	234	385
Swap Agreements	0	0	7,420	0	0	7,420

	$0	$7	$7,420	$263	$234	$7,924

	$0	$7	$7,797	$263	$389	$8,456

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(14)	$(14)
Written Options	0	0	0	0	43	43
Futures	0	0	(11,848)	0	2,134	(9,714)
Swap Agreements	0	100	0	0	354	454

	$0	$100	$(11,848)	$0	$2,517	$(9,231)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(362)	$0	$(362)
Purchased Options	0	0	0	(8)	0	(8)
Written Options	0	16	0	8	9	33
Swap Agreements	0	1	(7,790)	0	0	(7,789)

	$0	$17	$(7,790)	$(362)	$9	$(8,126)

	$0	$117	$(19,638)	$(362)	$2,526	$(17,357)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(638)	$0	$700	$62
Swap Agreements	0	75	0	0	(495)	(420)

	$0	$75	$(638)	$0	$205	$(358)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$579	$0	$579
Purchased Options	0	0	0	12	19	31
Written Options	0	18	0	12	(41)	(11)
Swap Agreements	0	(1)	(7,420)	0	0	(7,421)

	$0	$17	$(7,420)	$603	$(22)	$(6,822)

	$0	$92	$(8,058)	$603	$183	$(7,180)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$9,064	$0	$9,064
Industrials	0	2,259	0	2,259
Utilities	0	709	0	709
Municipal Bonds & Notes
Illinois	0	18	0	18
Iowa	0	5	0	5
Washington	0	488	0	488
U.S. Government Agencies	0	11,036	0	11,036
U.S. Treasury Obligations	0	21,790	0	21,790
Non-Agency Mortgage-Backed Securities	0	7,307	0	7,307
Asset-Backed Securities	0	32,690	469	33,159
Sovereign Issues	0	8,432	0	8,432
Preferred Securities
Banking & Finance	0	256	0	256

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short-Term Instruments
Israel Treasury Bills	$0	$3,172	$0	$3,172
U.S. Treasury Bills	0	39,217	0	39,217
U.S. Treasury Cash Management Bills	0	42,799	0	42,799

	$0	$179,242	$469	$179,711

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$52,254	$0	$0	$52,254

Total Investments	$52,254	$179,242	$469	$231,965

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	47

Schedule of Investments	PIMCO All Asset: Multi-Short PLUS Fund	(Cont.)	March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$111	$150	$0	$261
Over the counter	0	923	0	923

	$111	$1,073	$0	$1,184

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(417)	$(115)	$0	$(532)
Over the counter	0	(7,924)	0	(7,924)

	$(417)	$(8,039)	$0	$(8,456)

Total Financial Derivative Instruments	$(306)	$(6,966)	$0	$(7,272)

Totals	$51,948	$172,276	$469	$224,693

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 159.1%

CORPORATE BONDS & NOTES 3.8%

BANKING & FINANCE 3.2%

Ally Financial, Inc.
4.250% due 04/15/2021		$253	$253
8.000% due 11/01/2031		176	245

American Tower Corp.
3.000% due 06/15/2023		39	41

Aviation Capital Group LLC
2.875% due 01/20/2022		39	40

Avolon Holdings Funding Ltd.
3.950% due 07/01/2024		157	164
5.500% due 01/15/2023		11	12

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		333	347

Crown Castle International Corp.
3.150% due 07/15/2023		666	706

Deutsche Bank AG
4.250% due 10/14/2021		1,809	1,843

Ford Motor Credit Co. LLC
1.104% (US0003M + 0.880%) due 10/12/2021 ~		606	603
3.550% due 10/07/2022		254	261

General Motors Financial Co., Inc.
1.075% (US0003M + 0.850%) due 04/09/2021 ~		705	705

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	274	525

Jyske Realkredit A/S
0.500% due 10/01/2043	DKK	9,400	1,428
1.000% due 10/01/2050		37,353	5,758
1.000% due 10/01/2053		25,200	3,824
2.500% due 10/01/2047		1	0

Lloyds Banking Group PLC
0.987% (US0003M + 0.800%) due 06/21/2021 ~		$816	817

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		769	786
4.519% due 06/25/2024 •		488	527
8.625% due 08/15/2021 •**(g)		258	265

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		39	39
2.600% due 09/28/2022		39	40
3.450% due 03/15/2023		20	21
3.650% due 09/21/2021		39	40

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	3,900	593
1.000% due 10/01/2050		37,836	5,837

Nykredit Realkredit A/S
0.500% due 10/01/2043		50,200	7,625
1.000% due 10/01/2050		31,993	4,930
2.500% due 10/01/2047		1	0

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$42	44

Realkredit Danmark A/S
1.000% due 10/01/2053	DKK	72,800	11,046
2.500% due 04/01/2047		3	0

UBS Group AG
2.014% due 04/14/2021 •		$2,016	2,017

UniCredit SpA
7.830% due 12/04/2023		910	1,061

			52,443

INDUSTRIALS 0.5%

AbbVie, Inc.
5.000% due 12/15/2021		397	405

Bayer U.S. Finance LLC
3.000% due 10/08/2021		235	238

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		22	23

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
4.464% due 07/23/2022	$388	$405

Cox Communications, Inc.
3.250% due 12/15/2022	98	102

Daimler Finance North America LLC
3.750% due 11/05/2021	235	240

Danone S.A.
2.077% due 11/02/2021	551	556

Delta Air Lines, Inc.
3.625% due 03/15/2022	606	613

Discovery Communications LLC
2.950% due 03/20/2023	10	10

Energy Transfer Operating LP
3.600% due 02/01/2023	20	21

Enterprise Products Operating LLC
3.350% due 03/15/2023	39	41

ERAC USA Finance LLC
2.600% due 12/01/2021	88	89

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~	793	796

Hewlett Packard Enterprise Co.
0.958% (US0003M + 0.720%) due 10/05/2021 ~	1,355	1,355

Huntsman International LLC
5.125% due 11/15/2022	78	82

Komatsu Finance America, Inc.
2.437% due 09/11/2022	220	226

McDonald’s Corp.
0.649% (US0003M + 0.430%) due 10/28/2021 ~	1,002	1,004

Microchip Technology, Inc.
3.922% due 06/01/2021	344	346

RELX Capital, Inc.
3.500% due 03/16/2023	20	21

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	62	62

Time Warner Cable LLC
4.000% due 09/01/2021	187	188

TransCanada PipeLines Ltd.
3.750% due 10/16/2023	11	12

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	42	44

Utah Acquisition Sub, Inc.
3.150% due 06/15/2021	738	740

VMware, Inc.
3.900% due 08/21/2027	39	43

		7,662

UTILITIES 0.1%

British Transco International Finance BV
0.000% due 11/04/2021 (e)	70	70

Duke Energy Corp.
0.698% (US0003M + 0.500%) due 05/14/2021 ~	914	914
2.400% due 08/15/2022	20	20

Sempra Energy
4.050% due 12/01/2023	59	64

Sprint Corp.
7.250% due 09/15/2021	99	102

Verizon Communications, Inc.
3.376% due 02/15/2025	43	47
4.016% due 12/03/2029	285	319

		1,536

Total Corporate Bonds & Notes (Cost $63,681)		61,641

U.S. GOVERNMENT AGENCIES 5.7%

Fannie Mae
0.539% due 10/25/2036 •	2	2
0.559% due 08/25/2037 •	77	78

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.579% due 09/01/2044 - 10/01/2044 •	$2	$2
2.125% due 04/24/2026	705	746
2.581% due 05/01/2038 •	409	433

Freddie Mac
0.486% due 07/15/2036 •	29	29
0.556% due 05/15/2032 - 09/15/2042 •	216	219
0.706% due 12/15/2037 •	38	39
0.726% due 10/15/2037 •	57	58
2.010% due 07/01/2036 •	10	11
2.139% due 09/01/2036 •	6	6
2.229% due 10/01/2036 •	5	5

Ginnie Mae
0.389% due 10/16/2053 ~(a)	180	1
0.415% due 10/20/2043 •	461	460
0.511% due 02/20/2049 •	970	973
0.599% due 08/20/2068 •	954	946

Small Business Administration
4.840% due 05/01/2025	6	6
4.990% due 09/01/2024	5	5
5.160% due 02/01/2028	4	4
5.310% due 05/01/2027	8	9
5.510% due 11/01/2027	3	4
5.820% due 06/01/2026	5	6
5.870% due 07/01/2028	3	3
6.770% due 11/01/2028	7	8

Uniform Mortgage-Backed Security
3.500% due 02/01/2045	9	10
4.000% due 09/01/2048 - 03/01/2049	45	48

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2051 - 06/01/2051	10,118	10,075
4.000% due 04/01/2051 - 05/01/2051	73,100	78,435

Total U.S. Government Agencies (Cost $92,892)		92,621

U.S. TREASURY OBLIGATIONS 99.1%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (j)	12,358	12,637
0.125% due 04/15/2022	34,837	35,830
0.125% due 07/15/2022	7,222	7,510
0.125% due 01/15/2023	33,300	34,929
0.125% due 07/15/2024	34,527	37,365
0.125% due 10/15/2024 (h)(j)	68,300	73,903
0.125% due 04/15/2025 (h)	143,986	155,928
0.125% due 10/15/2025	31,853	34,715
0.125% due 07/15/2026	41,513	45,391
0.125% due 01/15/2030 (h)	112,890	122,251
0.125% due 07/15/2030 (h)	52,638	57,182
0.125% due 01/15/2031 (h)	87,064	93,807
0.125% due 02/15/2051 (l)	4,521	4,551
0.250% due 01/15/2025	30,809	33,476
0.250% due 07/15/2029	25,767	28,374
0.375% due 07/15/2023 (j)	40,245	43,095
0.375% due 07/15/2025	13,235	14,586
0.375% due 01/15/2027	31,724	35,011
0.375% due 07/15/2027 (h)	51,616	57,278
0.500% due 04/15/2024 (h)	87,924	95,332
0.500% due 01/15/2028 (h)	58,418	65,101
0.625% due 07/15/2021	19,844	20,166
0.625% due 04/15/2023	21,767	23,163
0.625% due 01/15/2024 (h)	50,063	54,291
0.625% due 01/15/2026	19,379	21,559
0.625% due 02/15/2043	30,756	34,811
0.750% due 07/15/2028	37,510	42,802
0.750% due 02/15/2042	16,056	18,589
0.750% due 02/15/2045	41,540	48,152
0.875% due 01/15/2029 (h)	61,934	71,070
0.875% due 02/15/2047	21,893	26,414
1.000% due 02/15/2046 (h)	39,627	48,620
1.000% due 02/15/2048	10,606	13,220
1.000% due 02/15/2049 (h)	481	604
1.375% due 02/15/2044	35,304	46,201
1.750% due 01/15/2028	5,333	6,418
2.000% due 01/15/2026	3,749	4,432

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	49

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 02/15/2040		$10,351	$14,864
2.125% due 02/15/2041		6,913	10,013
3.375% due 04/15/2032 (l)		108	157
3.875% due 04/15/2029 (l)		743	1,043

U.S. Treasury Notes
1.625% due 05/15/2026 (h)		3,123	3,226
2.000% due 02/15/2025 (h)		3,096	3,262
2.750% due 02/15/2024 (h)		4,890	5,231

Total U.S. Treasury Obligations (Cost $1,616,257)			1,606,560

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%

Adjustable Rate Mortgage Trust
3.609% due 07/25/2035 ~		14	14

Alliance Bancorp Trust
0.349% due 07/25/2037 •		2,089	1,949

AREIT Trust
2.726% due 04/15/2037 •		529	537

Banc of America Funding Trust
3.067% due 05/20/2036 ^~		39	40

Bancorp Commercial Mortgage Trust
1.156% due 09/15/2036 •		121	121

Bear Stearns Adjustable Rate Mortgage Trust
2.809% due 01/25/2035 ~		23	24
3.056% due 02/25/2036 ^~		46	45
3.216% due 01/25/2035 ~		9	10
3.263% due 07/25/2036 ^~		18	17

Bear Stearns ALT-A Trust
4.419% due 07/25/2035 ^~		82	70

Chase Mortgage Finance Trust
2.811% due 02/25/2037 ~		14	15
2.866% due 12/25/2035 ^~		4	4
3.204% due 02/25/2037 ~		11	12
5.500% due 12/25/2022 ^		46	28

Citigroup Mortgage Loan Trust
2.400% due 03/25/2034 ~		9	10
2.520% due 11/25/2035 •		9	9

Countrywide Alternative Loan Trust
0.329% due 06/25/2046 •		2	3
5.500% due 04/25/2035		1,598	1,596
5.500% due 11/25/2035 ^		16	15
6.000% due 03/25/2037 ^		790	472
6.500% due 09/25/2037 ^		188	114

Countrywide Home Loan Mortgage Pass-Through Trust
2.834% due 11/20/2034 ~		37	38
3.170% due 08/20/2035 ^~		192	191
5.500% due 01/25/2035		28	28
6.000% due 04/25/2036		56	42

Countrywide Home Loan Reperforming REMIC Trust
0.449% due 06/25/2035 •		9	8

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
0.809% due 10/25/2035 ^•		61	32

Credit Suisse Mortgage Capital Certificates
6.225% due 10/26/2036 ~		3	3

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.029% due 04/25/2047 •		179	173

Eurosail PLC
1.030% due 06/13/2045 •	GBP	191	264

First Horizon Alternative Mortgage Securities Trust
2.587% due 04/25/2035 ~		$31	33
6.000% due 02/25/2037 ^		70	45

GCAT LLC
2.981% due 09/25/2025 þ		3,162	3,199

GS Mortgage Securities Trust
4.592% due 08/10/2043		28	28

GSR Mortgage Loan Trust
2.841% due 09/25/2035 ~		2	2
2.929% due 09/25/2035 ~		1	1
3.018% due 01/25/2036 ^~		12	12
3.211% due 11/25/2035 ~		15	15

HarborView Mortgage Loan Trust
0.240% due 03/19/2037 •		96	89
0.315% due 12/19/2036 •		1,022	956

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.550% due 05/19/2035 •		$67	$64
0.731% due 11/19/2035 •		79	74
0.791% due 06/20/2035 •		52	51

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	895	1,239

HomeBanc Mortgage Trust
0.649% due 10/25/2035 •		$6	6
0.769% due 10/25/2035 •		12	12

IndyMac Mortgage Loan Trust
0.529% due 07/25/2036 •		119	114
0.669% due 07/25/2035 •		486	408
3.066% due 11/25/2035 ^~		23	22

JP Morgan Alternative Loan Trust
6.310% due 08/25/2036 ^þ		278	271

JP Morgan Mortgage Trust
2.509% due 07/25/2035 ~		7	7

JPMorgan Mortgage Trust
2.943% due 04/25/2035 ~		3	3

MASTR Adjustable Rate Mortgages Trust
3.178% due 11/21/2034 ~		17	17

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.846% due 09/15/2030 •		11	11

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.586% due 06/15/2030 •		1	1

Merrill Lynch Mortgage Investors Trust
2.188% due 12/25/2034 ~		8	8
3.544% due 06/25/2035 ~		22	23

Natixis Commercial Mortgage Securities Trust
0.856% due 02/15/2033 •		443	433

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		980	1,024

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.869% due 12/25/2035 •		665	670

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036		27	26
6.000% due 09/25/2036 ^		71	67

Residential Asset Securitization Trust
0.509% due 05/25/2035 •		184	137
5.750% due 03/25/2037 ^		54	30
6.500% due 09/25/2036 ^		965	551

Structured Adjustable Rate Mortgage Loan Trust
1.065% due 11/25/2034 •		70	68
3.157% due 03/25/2036 ^~		31	28

Structured Asset Mortgage Investments Trust
0.529% due 05/25/2036 •		11	10
0.790% due 05/19/2035 •		5	5

Thornburg Mortgage Securities Trust
1.579% due 03/25/2037 ^•		289	271

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051	GBP	1,671	2,319

WaMu Mortgage Pass-Through Certificates Trust
0.849% due 11/25/2034 •		$26	26
0.849% due 01/25/2045 •		50	50
0.909% due 01/25/2045 •		32	32
2.816% due 10/25/2034 ~		5	5
2.852% due 01/25/2035 ~		5	5
3.334% due 08/25/2036 ^~		2	2
3.544% due 06/25/2034 ~		4	4

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		12	11

Wells Fargo Mortgage-Backed Securities Trust
2.909% due 04/25/2036 ~		29	28

Total Non-Agency Mortgage-Backed Securities (Cost $17,918)			18,397

ASSET-BACKED SECURITIES 9.4%

ACE Securities Corp. Home Equity Loan Trust
0.979% due 05/25/2035 •		92	92
1.009% due 12/25/2034 •		58	56
1.234% due 04/25/2035 •		2,000	1,941
1.909% due 06/25/2034 •		7	7

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	1,000	$1,173

Adams Mill CLO Ltd.
1.341% due 07/15/2026 •		$924	924

AMMC CLO Ltd.
1.478% due 07/24/2029 •		1,682	1,684

Anchorage Capital CLO Ltd.
1.601% due 10/20/2031 •		1,700	1,705

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	2,900	3,401

Argent Mortgage Loan Trust
0.349% due 05/25/2035 •		$100	94

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	2,400	2,815

Asset-Backed Securities Corp. Home Equity Loan Trust
0.339% due 11/25/2036 •		$727	696

Assurant CLO Ltd.
1.474% due 10/20/2029 •		700	700

Atrium Corp.
1.052% due 04/22/2027 •		335	335

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	231	271

Bain Capital Euro DAC
0.000% due 01/20/2032 «(b)		2,000	2,347

Bear Stearns Asset-Backed Securities Trust
0.609% due 09/25/2046 •		$46	42
0.769% due 02/25/2036 •		946	876

Benefit Street Partners CLO Ltd.
1.474% due 07/20/2029 •		1,098	1,099

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	1,600	1,875

BlueMountain CLO Ltd.
1.153% due 07/18/2027 •		$1,629	1,629

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •	EUR	2,800	3,287
0.910% due 01/15/2033 •		1,700	1,988

BNC Mortgage Loan Trust
0.429% due 11/25/2036 •		$1,690	1,640

Cairn CLO BV
0.600% due 04/30/2031 •	EUR	3,200	3,753

Carlyle Global Market Strategies CLO Ltd.
1.219% due 07/28/2028 •		$1,752	1,752

Carrington Mortgage Loan Trust
1.463% due 10/17/2029 •		600	600

Catamaran CLO Ltd.
1.063% due 01/27/2028 •		324	324
1.313% due 01/18/2029 •		2,900	2,903

Cathedral Lake CLO Ltd.
1.049% due 07/15/2029 «(b)		1,900	1,900

CIFC Funding Ltd.
1.078% due 10/25/2027 •		302	302

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		250	251

Citigroup Mortgage Loan Trust
0.379% due 05/25/2037 •		2,400	2,225
0.579% due 03/25/2037 •		4,100	3,919

Citigroup Mortgage Loan Trust, Inc.
0.604% due 10/25/2036 •		254	248

CoreVest American Finance Trust
2.968% due 10/15/2049		40	40

Countrywide Asset-Backed Certificates
0.249% due 05/25/2035 •		545	527
0.249% due 07/25/2037 •		109	103
0.299% due 11/25/2037 •		4,180	3,999
0.309% due 09/25/2037 •		28	25
0.359% due 03/25/2037 •		235	225
0.589% due 05/25/2036 •		842	711
1.144% due 12/25/2035 •		286	285
5.805% due 04/25/2036 ^~		132	127

Countrywide Asset-Backed Certificates Trust
1.834% due 11/25/2034 •		2,920	2,933

Countrywide Asset-Backed Certificates Trust, Inc.
0.889% due 11/25/2034 •		25	25
0.964% due 08/25/2034 •		8	8

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	1,000	$1,184
0.650% due 10/15/2031 •		1,000	1,184

CVC Cordatus Loan Fund DAV
0.780% due 08/15/2032 •		1,600	1,880

Dryden Euro CLO BV
0.660% due 04/15/2033 •		1,500	1,759

Dryden Senior Loan Fund
1.141% due 10/15/2027 •		$436	437

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	300	352

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		$109	109

First Franklin Mortgage Loan Trust
0.814% due 11/25/2036 •		568	558
0.979% due 09/25/2035 •		1,257	1,255

Flagship CLO Ltd.
1.073% due 01/16/2026 •		70	70

Fremont Home Loan Trust
0.244% due 10/25/2036 •		146	134
0.249% due 01/25/2037 •		234	155
0.349% due 10/25/2036 •		761	430
0.949% due 03/25/2035 •		1,701	1,558

GSAMP Trust
0.309% due 11/25/2036 •		106	66
0.844% due 09/25/2035 ^•		11	11
1.084% due 03/25/2035 ^•		148	144

Halcyon Loan Advisors Funding Ltd.
1.143% due 04/20/2027 •		73	73

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	3,000	3,517
0.680% due 10/20/2031 •(b)		1,800	2,111

Home Equity Mortgage Loan Asset-Backed Trust
0.329% due 04/25/2037 •		$122	105

HSI Asset Securitization Corp. Trust
0.379% due 02/25/2036 •		98	96

ICG U.S. CLO Ltd.
1.622% due 10/22/2031 •		1,700	1,705

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.159% due 11/25/2034 •		22	21

IndyMac Mortgage Loan Trust
0.179% due 07/25/2036 •		1,012	403

Jubilee CLO BV
0.600% due 04/15/2030 •	EUR	2,800	3,284
0.610% due 04/15/2030 •(b)		3,300	3,870
0.650% due 04/15/2031 •		800	938

KKR CLO Ltd.
1.145% due 07/15/2030 •(b)		$1,000	1,000

LCM LP
1.197% due 07/20/2030 •(b)		1,900	1,900

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		918	771

Lehman XS Trust
5.244% due 06/25/2036 þ		300	305

LoanCore Issuer Ltd.
1.236% due 05/15/2036 •		431	431

Long Beach Mortgage Loan Trust
0.229% due 08/25/2036 •		86	47

Madison Park Funding Ltd.
1.423% due 07/27/2030 •		600	600

Man GLG Euro CLO
0.900% due 10/15/2032 •	EUR	1,050	1,231

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		2,000	2,345

Marathon CLO Ltd.
1.342% due 04/15/2029 •		$3,500	3,507

Marlette Funding Trust
2.690% due 09/17/2029		21	21

Massachusetts Educational Financing Authority
1.168% due 04/25/2038 •		71	71

MASTR Asset-Backed Securities Trust
0.449% due 06/25/2036 •		296	287

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
0.319% due 02/25/2037 •		$1,516	$637
0.829% due 10/25/2035 •		1,223	1,156
0.829% due 05/25/2036 •		20	20

MidOcean Credit CLO
1.243% due 02/20/2031 •(b)		300	300

Monarch Grove CLO
1.098% due 01/25/2028 •		255	255

Morgan Stanley ABS Capital, Inc. Trust
0.239% due 10/25/2036 •		757	718
1.009% due 05/25/2034 •		2,020	2,001
1.039% due 03/25/2035 •		7	7
1.144% due 07/25/2035 •		819	819

Mountain View CLO Ltd.
1.045% due 10/13/2027 •		266	266
1.731% due 04/15/2029 •		2,600	2,603

North Carolina State Education Assistance Authority
0.918% due 07/25/2039 •		438	438

NovaStar Mortgage Funding Trust
0.814% due 01/25/2036 •		355	354

Ocean Trails CLO
0.987% due 07/15/2028 •(b)		1,200	1,200

OCP CLO Ltd.
1.035% due 10/26/2027 •		243	243
1.041% due 07/15/2027 •		98	98

Option One Mortgage Loan Trust
0.249% due 01/25/2037 •		263	198
0.249% due 03/25/2037 •		218	167
0.349% due 04/25/2037 •		3,290	2,129

OZLM Ltd.
1.214% due 05/16/2030 •		600	600

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	1,800	2,112

Renaissance Home Equity Loan Trust
0.969% due 06/25/2033 •		$1,849	1,744
1.209% due 09/25/2037 •		839	430

Residential Asset Securities Corp. Trust
0.389% due 09/25/2036 •		2,185	2,122
0.589% due 08/25/2036 •		359	323

Saxon Asset Securities Trust
0.419% due 09/25/2037 •		109	106

Sculptor CLO Ltd.
0.000% due 01/15/2031 •		3,400	3,400

Securitized Asset-Backed Receivables LLC Trust
0.609% due 05/25/2036 •		1,089	759
0.784% due 10/25/2035 •		3,500	3,467

SLM Student Loan Trust
1.718% due 04/25/2023 •		227	229

Sound Point CLO Ltd.
1.114% due 01/20/2028 •		215	215
1.156% due 07/25/2030 •		1,300	1,300
1.161% due 01/23/2029 •		3,500	3,498
1.274% due 10/20/2028 •		2,900	2,904

Soundview Home Loan Trust
0.309% due 06/25/2037 •		934	774
1.059% due 10/25/2037 •		129	110

St Paul’s CLO DAC
0.850% due 04/25/2030 •	EUR	400	470

Steele Creek CLO Ltd.
1.048% due 05/21/2029 •		$1,400	1,400

Structured Asset Securities Corp. Mortgage Loan Trust
0.679% due 10/25/2036 •		381	375
1.615% due 04/25/2035 •		10	10

Sudbury Mill CLO Ltd.
1.373% due 01/17/2026 •		123	123

TICP CLO Ltd.
1.064% due 04/20/2028 •		2,208	2,206

Tralee CLO Ltd.
1.254% due 10/20/2027 •		152	152

Venture CLO Ltd.
1.076% due 10/20/2028 •		700	700
1.091% due 01/15/2028 •		1,039	1,039
1.121% due 04/15/2027 •		296	296
1.121% due 07/15/2027 •		205	205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.166% due 09/07/2030 •		$800	$800
1.231% due 07/20/2030 •		3,500	3,496
1.324% due 01/20/2029 •		2,900	2,903

Vibrant CLO Ltd.
1.235% due 09/15/2030 •(b)		1,900	1,900

Wells Fargo Home Equity Asset-Backed Securities Trust
2.509% due 12/25/2034 •		137	143

WhiteHorse Ltd.
1.153% due 04/17/2027 •		175	175

Total Asset-Backed Securities (Cost $152,327)			151,882

SOVEREIGN ISSUES 4.8%

Australia Government International Bond
1.250% due 02/21/2022 (f)	AUD	1,968	1,538
3.000% due 09/20/2025 (f)		1,955	1,765

Autonomous City of Buenos Aires
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	1,314	9

Canada Government Real Return Bond
4.250% due 12/01/2026 (f)	CAD	1,048	1,085

Denmark Government Bond
0.100% due 11/15/2023 (f)	DKK	3,692	608

France Government International Bond
0.250% due 07/25/2024 (f)	EUR	9,357	11,827
2.100% due 07/25/2023 (f)		538	686

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (f)		20,767	26,624
1.400% due 05/26/2025 (f)		14,983	18,800

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	189,830	1,732
0.100% due 03/10/2029 (f)		163,543	1,490

Mexico Government International Bond
4.500% due 11/22/2035 (f)	MXN	1,350	76

New Zealand Government International Bond
2.000% due 09/20/2025 (f)	NZD	380	300
3.000% due 09/20/2030 (f)		2,791	2,535

Peru Government International Bond
5.940% due 02/12/2029	PEN	959	291

Qatar Government International Bond
3.875% due 04/23/2023		$352	376

Saudi Government International Bond
4.000% due 04/17/2025		601	663

United Kingdom Gilt
1.250% due 11/22/2027 (f)	GBP	3,947	7,102

Total Sovereign Issues (Cost $76,331)			77,507

		SHARES
COMMON STOCKS 0.3%

CONSUMER DISCRETIONARY 0.3%

Hilton Worldwide Holdings, Inc. (c)		10,900	1,318

Marriott International, Inc. ‘A’ (c)		8,900	1,318

Marriott Vacations Worldwide Corp.		10,000	1,742

Travel + Leisure Co.		20,000	1,223

Total Common Stocks (Cost $5,595)			5,601

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Bank of America Corp.
5.875% due 03/15/2028 •(g)		223,000	243

Total Preferred Securities (Cost $242)			243

REAL ESTATE INVESTMENT TRUSTS 22.1%

REAL ESTATE 22.1%

Agree Realty Corp.		24,737	1,665

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	51

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Alexandria Real Estate Equities, Inc.	54,314	$8,924

American Homes 4 Rent ‘A’	279,279	9,311

American Tower Corp.	47,370	11,324

Americold Realty Trust	253,595	9,756

Apartment Income REIT Corp.	103,777	4,437

AvalonBay Communities, Inc.	65,629	12,109

Boston Properties, Inc.	41,300	4,182

Camden Property Trust	53,132	5,840

CoreSite Realty Corp.	22,785	2,731

Crown Castle International Corp.	10,079	1,735

CubeSmart	47,036	1,779

Digital Realty Trust, Inc.	102,164	14,389

Douglas Emmett, Inc.	25,337	796

Duke Realty Corp.	234,328	9,825

Equinix, Inc.	15,414	10,475

Equity LifeStyle Properties, Inc.	208,952	13,298

Equity Residential	166,304	11,912

Essex Property Trust, Inc.	29,999	8,155

Extra Space Storage, Inc.	44,526	5,902

Federal Realty Investment Trust	30,490	3,093

First Industrial Realty Trust, Inc.	110,258	5,049

Gaming and Leisure Properties, Inc.	136,344	5,785

Healthcare Realty Trust, Inc.	89,086	2,701

Healthcare Trust of America, Inc. ‘A’	114,909	3,169

Healthpeak Properties, Inc.	236,749	7,514

Host Hotels & Resorts, Inc.	282,888	4,767

Hudson Pacific Properties, Inc.	48,800	1,324

Invitation Homes, Inc.	481,369	15,399

JBG SMITH Properties	56,300	1,790

Kilroy Realty Corp.	3,456	227

Kimco Realty Corp.	206,782	3,877

	SHARES	MARKET VALUE (000S)

Life Storage, Inc.	30,150	$2,591

MGM Growth Properties LLC	422,580	13,785

Mid-America Apartment Communities, Inc.	59,761	8,627

Park Hotels & Resorts, Inc.	111,942	2,416

Prologis, Inc.	303,042	32,122

Public Storage	73,728	18,193

QTS Realty Trust, Inc. ‘A’	67,620	4,195

Realty Income Corp.	92,812	5,894

Regency Centers Corp.	79,924	4,532

Retail Opportunity Investments Corp.	91,886	1,458

Rexford Industrial Realty, Inc.	86,712	4,370

Sabra Health Care REIT, Inc.	4,711	82

SBA Communications Corp.	31,197	8,659

Simon Property Group, Inc.	55,863	6,356

Sun Communities, Inc.	101,075	15,165

Sunstone Hotel Investors, Inc.	55,682	694

UDR, Inc.	137,431	6,028

Ventas, Inc.	100,000	5,334

Vornado Realty Trust	74,999	3,404

Weingarten Realty Investors	81,109	2,183

Welltower, Inc.	113,665	8,142

Total Real Estate Investment Trusts (Cost $335,940)		357,470

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.8%

U.S. TREASURY BILLS 8.8%
0.057% due 05/11/2021 - 09/23/2021 (d)(e)(l)	$143,093	143,083

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 4.0%
0.047% due 07/13/2021 - 07/20/2021 (d)(e)	$64,700	$64,697

Total Short-Term Instruments (Cost $207,753)		207,780

Total Investments in Securities (Cost $2,568,936)		2,579,702

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	11,854	117

Total Short-Term Instruments (Cost $117)		117

Total Investments in Affiliates (Cost $117)		117

Total Investments 159.1% (Cost $2,569,053)		$2,579,819

Financial Derivative Instruments (i)(k) (1.7)% (Cost or Premiums, net $(1,557))		(28,663)

Other Assets and Liabilities, net (57.4)%		(930,016)

Net Assets 100.0%		$1,621,140

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
**	Contingent convertible security.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	(0.040)%	03/23/2021	04/06/2021	$(10,567)	$(10,566)
	0.050	03/31/2021	04/05/2021	(42,385)	(42,385)

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
	0.080%	03/29/2021	04/05/2021	$(166,749)	$(166,751)
	0.090	03/15/2021	04/15/2021	(281,854)	(281,866)
	0.090	03/17/2021	04/16/2021	(110,477)	(110,481)

Total Reverse Repurchase Agreements					$(612,049)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BOS	0.080%	03/30/2021	04/01/2021	$(1,624)	$(1,624)
GSC	0.070	03/23/2021	04/06/2021	(113,770)	(113,772)
TDL	0.090	02/23/2021	04/14/2021	(614)	(614)
	0.090	03/15/2021	04/15/2021	(68,399)	(68,402)

Total Sale-Buyback Transactions					$(184,412)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2051	$2,700	$(2,717)	$(2,695)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2051	7,418	(7,386)	(7,391)

Total Short Sales (0.6)%				$(10,103)	$(10,086)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(612,049)	$0	$(612,049)	$611,612	$(437)

Master Securities Forward Transaction Agreement
BOS	0	0	(1,624)	(1,624)	1,625	1
GSC	0	0	(113,772)	(113,772)	113,529	(243)
TDL	0	0	(69,016)	(69,016)	68,988	(28)

Total Borrowings and Other Financing Transactions	$0	$(612,049)	$(184,412)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(612,049)	$0	$0	$(612,049)

Total	$0	$(612,049)	$0	$0	$(612,049)

Sale-Buyback Transactions
U.S. Treasury Obligations	(1,624)	(182,788)	0	0	(184,412)

Total	$(1,624)	$(182,788)	$0	$0	$(184,412)

Total Borrowings	$(1,624)	$(794,837)	$0	$0	$(796,461)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(796,461)

(h)	Securities with an aggregate market value of $795,755 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	53

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(452,959) at a weighted average interest rate of 0.132%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(4) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 112.800 on Euro-Schatz Bond June 2021 Futures(1)	05/2021	1,000	$6	$(1)	$0	$0
Euro-Bobl June Futures	06/2021	315	49,899	10	29	(92)
Euro-Bund 10-Year Bond June Futures	06/2021	207	41,578	(4)	68	(151)
Gold 100 oz. June Futures	06/2021	31	5,318	97	92	0
U.S. Treasury 5-Year Note June Futures	06/2021	1,638	202,127	(2,159)	0	(275)
U.S. Treasury 10-Year Note June Futures	06/2021	17	2,226	(19)	0	(4)

				$(2,076)	$189	$(522)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2021	62	$(10,856)	$(28)	$34	$(20)
Euro-Buxl 30-Year Bond June Futures	06/2021	161	(38,901)	27	227	(162)
Euro-OAT France Government 10-Year Bond June Futures	06/2021	28	(5,318)	11	17	(8)
Euro-Schatz June Futures	06/2021	2,154	(283,164)	18	139	(25)
U.S. Treasury 2-Year Note June Futures	06/2021	338	(74,606)	37	16	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	484	(69,545)	2,058	166	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	191	(34,613)	1,840	221	0
United Kingdom Long Gilt June Futures	06/2021	38	(6,684)	76	27	(1)

				$4,039	$847	$(216)

Total Futures Contracts				$1,963	$1,036	$(738)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(2)	3-Month EUR-EURIBOR	0.526%	Annual	11/21/2023	EUR	29,100	$0	$(17)	$(17)	$0	$(7)
Pay	CPTFEMU	1.380	Maturity	03/15/2031		2,900	(20)	(28)	(48)	0	(11)
Receive	CPURNSA	2.419	Maturity	03/05/2026	$	4,400	0	26	26	1	0
Pay	CPURNSA	2.006	Maturity	11/30/2030		8,200	0	(440)	(440)	0	(7)
Pay	UKRPI	3.330	Maturity	01/15/2025	GBP	36,500	524	173	697	57	0
Pay	UKRPI	3.480	Maturity	01/15/2030		14,300	247	(253)	(6)	0	(6)
Pay	UKRPI	3.450	Maturity	01/15/2031		7,500	(97)	(297)	(394)	0	0
Pay	UKRPI	3.624	Maturity	02/15/2031		4,300	0	(89)	(89)	3	0
Pay	UKRPI	3.566	Maturity	03/15/2036		1,500	0	(28)	(28)	0	0
Pay	UKRPI	3.580	Maturity	03/15/2036		4,500	(28)	(38)	(66)	0	0

Total Swap Agreements							$626	$(991)	$(365)	$61	$(31)

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,036	$61	$1,097	$0	$(738)	$(31)	$(769)

(j)	Securities with an aggregate market value of $2,878 and cash of $5,062 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.

(1)	Future styled option.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	DKK	81,931		$13,394	$477	$0
	04/2021		$15,848	DKK	99,740	0	(124)
	05/2021	CAD	1,391		$1,095	0	(12)
	05/2021	EUR	5,362		6,427	134	0
	05/2021	NZD	4,178		3,001	84	0
	07/2021	DKK	99,740		15,872	124	0

BRC	05/2021	EUR	2,186		2,581	15	0

CBK	04/2021	DKK	44,969		7,359	270	0
	04/2021		$12,247	DKK	77,336	0	(54)
	05/2021	EUR	5,907		$7,067	134	0
	05/2021	GBP	8,935		12,461	142	0
	05/2021	PEN	1,150		316	8	0
	05/2021		$1,073	GBP	770	0	(12)
	07/2021	DKK	77,336		$12,265	54	0

HUS	04/2021		73,125		11,936	408	0
	04/2021		$1,555	DKK	9,590	0	(43)
	05/2021	AUD	4,272		$3,326	80	0
	05/2021	EUR	58,960		71,234	2,032	0
	09/2021	MXN	1,615		77	0	(1)

JPM	04/2021		$13,655	DKK	86,219	0	(62)
	07/2021	DKK	86,219		$13,675	63	0

MYI	04/2021		26,132		4,267	148	0
	05/2021	EUR	3,898		4,642	67	0
	05/2021	GBP	713		989	6	0

UAG	04/2021	DKK	46,727		7,655	289	0
	05/2021	EUR	8,099		9,585	79	0
	05/2021	JPY	354,300		3,343	141	0

Total Forward Foreign Currency Contracts						$4,755	$(308)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700%	08/24/2021	68,500	$246	$72

Total Purchased Options							$246	$72

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	55

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	900	$(3)	$(3)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	2,500	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,900	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	3,200	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	3,900	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,400	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,400	(2)	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	600	(4)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,900	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	3,500	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,900	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,700	(2)	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	2,300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	8,900	(13)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	6,800	(9)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	2,200	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	2,700	(3)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	3,100	(2)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	3,100	(4)	(3)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	600	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,600	(2)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	600	(2)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	1,900	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	1,900	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	4,300	(6)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	2,300	(2)	(1)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	700	(3)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	900	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	2,000	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	4,700	(5)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,600	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	1,900	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	1,400	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	1,800	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	2,200	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	2,200	(3)	(2)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	500	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,100	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,800	(2)	0

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,600	(3)	(1)

						$(121)	$(33)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.526%	11/17/2022	58,300	$(91)	$(66)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	200	(1)	(2)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.550	08/24/2021	137,000	(216)	(63)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	34,500	(244)	(342)

							$ (552)	$(473)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Call - OTC SPGCENP Index«	1.773	06/14/2021	42,722	$(179)	$(179)

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$	102.250	04/07/2021	500	$(2)	$(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		102.117	05/06/2021	900	(4)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.172	06/07/2021	2,600	(15)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.512	06/07/2021	1,000	(6)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.586	06/07/2021	900	(6)	(6)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051		104.047	06/07/2021	400	(2)	(2)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051		103.781	04/14/2021	900	(2)	(7)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051		104.266	04/14/2021	900	(2)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		99.875	04/07/2021	400	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		100.078	04/07/2021	400	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		101.484	04/07/2021	300	(1)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		101.875	04/07/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		102.078	04/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		102.375	04/07/2021	700	(3)	(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		98.453	05/06/2021	300	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		99.430	05/06/2021	700	(4)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		99.891	05/06/2021	400	(2)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		99.914	05/06/2021	400	(2)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		100.453	05/06/2021	300	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		100.750	05/06/2021	1,400	(10)	(19)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		101.430	05/06/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		101.891	05/06/2021	400	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		101.914	05/06/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051		98.531	06/07/2021	1,600	(10)	(13)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051		100.531	06/07/2021	1,600	(8)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		101.789	05/06/2021	800	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.391	06/07/2021	300	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		103.391	06/07/2021	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051		103.984	05/06/2021	400	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051		104.262	05/06/2021	400	(1)	(1)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051		103.914	06/07/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051		98.016	04/07/2021	1,800	(5)	(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		98.953	04/07/2021	1,400	(5)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		99.609	04/07/2021	800	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		99.828	04/07/2021	800	(3)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		100.953	04/07/2021	1,400	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		101.609	04/07/2021	600	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		101.828	04/07/2021	800	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		101.859	04/07/2021	800	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		102.000	04/07/2021	900	(2)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		98.688	05/06/2021	2,800	(11)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		100.391	05/06/2021	700	(4)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		101.453	05/06/2021	700	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051		99.375	06/07/2021	2,800	(21)	(28)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051		100.047	06/07/2021	7,500	(41)	(49)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051		100.375	06/07/2021	2,800	(18)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051		104.180	05/06/2021	500	(2)	(2)

						$(222)	$(313)

Total Written Options						$(1,074)	$(998)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	EUR5050 2Q21	$8.500	Maturity	06/30/2021	12,480	$0	$4	$4	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	57

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	23,185	0.349% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/22/2021	$260,199	$0	$(72)	$0	$(72)
	Receive	BCOMF1NTC Index	50,337	0.120%	Monthly	02/15/2022	6,243	0	12	12	0
	Receive	CSIXTR Index	72,646	0.210% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	315,005	(1,355)	(13,109)	0	(14,464)

BRC	Receive	DWRTFT Index	10,444	0.470% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2022	117,210	0	(20)	0	(20)

CBK	Receive	DWRTFT Index	7,064	0.441% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/12/2021	80,976	0	(1,711)	0	(1,711)

GST	Receive	CSIXTR Index	76,385	0.190% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	331,215	0	(15,207)	0	(15,207)

JPM	Receive	CSIXTR Index	1,800	0.220% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	7,805	0	(359)	0	(359)

MYI	Receive	DWRTFT Index	3,426	0.418% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/16/2021	39,273	0	(831)	0	(831)

UAG	Receive	DWRTFT Index	1,015	0.369% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	11,391	0	(3)	0	(3)
	Receive	DWRTFT Index	11,344	0.469% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	127,311	0	(48)	0	(48)

								$(1,355)	$(31,348)	$12	$(32,715)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	GOLDLNPM Index(3)	4.347%	Maturity	03/04/2022	$18,753	$0	$187	$187	$0

Total Swap Agreements							$(1,355)	$(31,157)	$203	$(32,715)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$819	$0	$0	$819	$(136)	$(6)	$0	$(142)	$677	$(610)	$67
BPS	0	0	16	16	0	(2)	(14,536)	(14,538)	(14,522)	(1,895)	(16,417)
BRC	15	0	0	15	0	(9)	(20)	(29)	(14)	381	367
CBK	608	0	0	608	(66)	(1)	(1,711)	(1,778)	(1,170)	497	(673)
FBF	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
GLM	0	0	0	0	0	(66)	0	(66)	(66)	277	211
GSC	0	0	0	0	0	(44)	0	(44)	(44)	0	(44)
GST	0	0	0	0	0	(186)	(15,207)	(15,393)	(15,393)	14,660	(733)
HUS	2,520	0	0	2,520	(44)	0	0	(44)	2,476	(2,520)	(44)
JPM	63	0	187	250	(62)	(110)	(359)	(531)	(281)	301	20
MSC	0	0	0	0	0	0	0	0	0	311	311
MYC	0	72	0	72	0	(406)	0	(406)	(334)	0	(334)
MYI	221	0	0	221	0	0	(831)	(831)	(610)	355	(255)
SAL	0	0	0	0	0	(163)	0	(163)	(163)	0	(163)
UAG	509	0	0	509	0	0	(51)	(51)	458	(8,260)	(7,802)

Total Over the Counter	$4,755	$72	$203	$5,030	$(308)	$(998)	$(32,715)	$(34,021)

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2021

(l)

Securities with an aggregate market value of $29,456 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)	Variance Swap.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$92	$0	$0	$0	$944	$1,036
Swap Agreements	0	0	0	0	61	61

	$92	$0	$0	$0	$1,005	$1,097

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,755	$0	$4,755
Purchased Options	0	0	0	0	72	72
Swap Agreements	203	0	0	0	0	203

	$203	$0	$0	$4,755	$72	$5,030

	$295	$0	$0	$4,755	$1,077	$6,127

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$738	$738
Swap Agreements	0	0	0	0	31	31

	$0	$0	$0	$0	$769	$769

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$308	$0	$308
Written Options	179	33	0	0	786	998
Swap Agreements	30,030	0	2,685	0	0	32,715

	$30,209	$33	$2,685	$308	$786	$34,021

	$30,209	$33	$2,685	$308	$1,555	$34,790

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$63	$63
Futures	(323)	0	0	0	6,834	6,511
Swap Agreements	0	(18)	0	0	71	53

	$(323)	$(18)	$0	$0	$6,968	$6,627

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,225)	$0	$(4,225)
Purchased Options	0	0	0	(178)	(9)	(187)
Written Options	0	73	0	0	29	102
Swap Agreements	155,440	0	108,359	0	0	263,799

	$155,440	$73	$108,359	$(4,403)	$20	$259,489

	$155,117	$55	$108,359	$(4,403)	$6,988	$266,116

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	59

Consolidated Schedule of Investments	PIMCO All Asset: Multi-Real Fund	(Cont.)	March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$96	$0	$0	$0	$1,866	$1,962
Swap Agreements	0	0	0	0	(991)	(991)

	$96	$0	$0	$0	$875	$971

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,447	$0	$4,447
Purchased Options	0	0	0	0	(175)	(175)
Written Options	0	89	0	0	(12)	77
Swap Agreements	(28,471)	0	(2,685)	0	0	(31,156)

	$(28,471)	$89	$(2,685)	$4,447	$(187)	$(26,807)

	$(28,375)	$89	$(2,685)	$4,447	$688	$(25,836)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$52,443	$0	$52,443
Industrials	0	7,662	0	7,662
Utilities	0	1,536	0	1,536
U.S. Government Agencies	0	92,621	0	92,621
U.S. Treasury Obligations	0	1,606,560	0	1,606,560
Non-Agency Mortgage-Backed Securities	0	18,397	0	18,397
Asset-Backed Securities	0	147,635	4,247	151,882
Sovereign Issues	0	77,507	0	77,507
Common Stocks
Consumer Discretionary	5,601	0	0	5,601
Preferred Securities
Banking & Finance	0	243	0	243
Real Estate Investment Trusts
Real Estate	357,470	0	0	357,470
Short-Term Instruments
U.S. Treasury Bills	0	143,083	0	143,083
U.S. Treasury Cash Management Bills	0	64,697	0	64,697

	$363,071	$2,212,384	$4,247	$2,579,702

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$117	$0	$0	$117

Total Investments	$363,188	$2,212,384	$4,247	$2,579,819

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(10,086)	$0	$(10,086)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,036	61	0	1,097
Over the counter	0	5,030	0	5,030

	$1,036	$5,091	$0	$6,127

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(738)	(31)	0	(769)
Over the counter	0	(33,842)	(179)	(34,021)

	$(738)	$(33,873)	$(179)	$(34,790)

Total Financial Derivative Instruments	$298	$(28,782)	$(179)	$(28,663)

Totals	$363,486	$2,173,516	$4,068	$2,541,070

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Notes to Financial Statements	March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

Shares of the Funds have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Fund issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

ANNUAL REPORT	|	MARCH 31, 2021	61

Notes to Financial Statements	(Cont.)

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset: Multi-RAE PLUS Fund	Quarterly	Quarterly

PIMCO All Asset: Multi-Short PLUS Fund	Quarterly	Quarterly

PIMCO All Asset: Multi-Real Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

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In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on

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Notes to Financial Statements	(Cont.)

days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s Offering Memorandum.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

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In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close or, in the case of the PIMCO Short-Term Floating NAV Fund II and PIMCO Short-Term Floating NAV Fund III, the earlier of 3:00 p.m. Eastern time and

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Notes to Financial Statements	(Cont.)

the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated funds for the period ended March 31, 2021 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Fund III
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$0	$1,522,059	$(586,700)	$(21)	$(66)	$935,272	$759	$0

PIMCO All Asset: Multi-Short PLUS Fund	0	123,862	(71,600)	(4)	(4)	52,254	61	0

PIMCO All Asset: Multi- Real Fund	0	242,013	(241,900)	4	0	117	12	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when

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determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s offering memorandum and offering memorandum supplement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of

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Notes to Financial Statements	(Cont.)

the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

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When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities,

(ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on

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Notes to Financial Statements	(Cont.)

such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation

(depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the

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contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent

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Notes to Financial Statements	(Cont.)

premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s offering memorandum. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash

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or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements

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Notes to Financial Statements	(Cont.)

exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Please see “Description of Principal Risks” in a Fund’s offering memorandum for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative

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contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

MLP Risk  is the risk that investments in derivatives or other instruments related to master limited partnerships and limited liability companies that are treated as partnerships for U.S. federal income tax purposes (“MLPs”) may trade infrequently and in limited volume and may be subject to abrupt or erratic price movements. MLPs that concentrate in the energy sector are subject to risks associated with the

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Notes to Financial Statements	(Cont.)

energy sector. Equity securities issued by MLPs are subject to the risks associated with equity investments, and debt securities issued by MLPs are subject to the risks associated with debt investments, including interest rate risk, prepayment risk, credit risk, and, as applicable, high yield securities risk.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

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Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s offering memorandum for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to

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both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund

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with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, a Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory  Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Fund is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative  Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Fund’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Investment Advisory Fees and Supervisory and Administrative Fees for each Fund are charged at an annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each Fund):

Fund Name	Investment Advisory Fee	Supervisory and Administrative Fee

PIMCO All Asset: Multi-RAE PLUS Fund	0.64%	0.25%

PIMCO All Asset: Multi-Short PLUS Fund	0.49%	0.25%

PIMCO All Asset: Multi-Real Fund	0.49%	0.25%

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO Short Asset Fund and PIMCO Short-Term Floating NAV Fund III); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit”. The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was

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Notes to Financial Statements	(Cont.)

originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at March 31, 2021, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13 - 24 months	25 - 36 months	Total

PIMCO All Asset: Multi-RAE PLUS Fund	$0	$0	$20	$20

PIMCO All Asset: Multi-Short PLUS Fund	0	0	64	64

PIMCO All Asset: Multi-Real Fund	0	0	52	52

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Distributor  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

(f) Acquired Fund Fees and Expenses  PIMCO All Asset: Multi-Real Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $438,235. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO All Asset: Multi-RAE PLUS Fund	$14,323	$674

PIMCO All Asset: Multi-Short PLUS Fund	876	0

PIMCO All Asset: Multi-Real Fund	19,021	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO All Asset: Multi-RAE PLUS Fund	$855,399	$794,710	$435,305	$40,463

PIMCO All Asset: Multi-Short PLUS Fund	158,463	159,580	20,607	4,854

PIMCO All Asset: Multi-Real Fund	2,796,979	1,331,877	505,594	15,948

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset: Multi-RAE PLUS Fund		PIMCO All Asset: Multi-Short PLUS Fund		PIMCO All Asset: Multi-Real Fund

	Inception date through March 31,2021(a)		Inception date through March 31,2021(b)		Inception date through March 31,2021(c)

	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	251,418	$2,713,535	26,272	$246,470	128,050	$1,365,400
Issued as reinvestment of distributions	25,970	301,501	413	3,700	3,718	45,252
Cost of shares redeemed	(61)	(700)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	277,327	$3,014,336	26,685	$250,170	131,768	$1,410,652

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was October 6, 2020.
(b)	Inception date of the Fund was September 15, 2020.
(c)	Inception date of the Fund was September 22, 2020.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of fund held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO All Asset: Multi-RAE PLUS Fund	0	2	0%	97%

PIMCO All Asset: Multi-Short PLUS Fund	0	1	0%	100%

PIMCO All Asset: Multi-Real Fund	0	2	0%	97%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on June 17, 2020, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO All Asset: Multi-Real Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its offering memorandum and offering memorandum supplement. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 11.5% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

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16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Funds may also gain exposure indirectly to commodity markets by investing in the Multi-Real Fund (Cayman) Ltd., which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its offering memorandum.

If, during a taxable year, the Subsidiary taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Subsidiary taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

82	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2021

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO All Asset: Multi-RAE PLUS Fund	$219,648	$10,202	$(25,882)	$0	$0	$0	$0	$203,968

PIMCO All Asset: Multi-Short PLUS Fund	0	0	(7,966)	0	0	(12,050)	(10,081)	(30,097)

PIMCO All Asset: Multi-Real Fund	196,340	5,830	8,318	0	0	0	0	210,488

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), hyperinflationary investments, Controlled Foreign Corporation (CFC) basis adjustment, and defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset: Multi-RAE PLUS Fund	$0	$0

PIMCO All Asset: Multi-Short PLUS Fund	0	0

PIMCO All Asset: Multi-Real Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO All Asset: Multi-RAE PLUS Fund	$3,352,150	$35,201	$(61,602)	$(26,401)

PIMCO All Asset: Multi-Short PLUS Fund	235,293	3,247	(11,255)	(8,008)

PIMCO All Asset: Multi-Real Fund	2,534,215	72,854	(64,729)	8,125

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), interest accrued on defaulted securities, hyperinflationary investments, Controlled Foreign Corporation (CFC) basis adjustment, and defaulted securities.

For the fiscal year ended March 31, 2021, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO All Asset: Multi-RAE PLUS Fund	$300,001	$1,500	$0

PIMCO All Asset: Multi-Short PLUS Fund	2,370	1,330	0

PIMCO All Asset: Multi-Real Fund	45,001	251	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2021	83

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO All Asset: Multi-RAE PLUS Fund, PIMCO All Asset: Multi-Short PLUS Fund and PIMCO All Asset: Multi-Real Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (three of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations, of cash flows for PIMCO All Asset: Multi-Real Fund, and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations, the cash flows for PIMCO All Asset: Multi-Real Fund, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO All Asset: Multi-RAE PLUS Fund(1)

PIMCO All Asset: Multi-Short PLUS Fund(2)

PIMCO All Asset: Multi-Real Fund(3)

(1)	Statement of operations, statement of changes in net assets and the financial highlights for the period October 6, 2020 (inception date) through March 31, 2021
(2)	Statement of operations, statement of changes in net assets and the financial highlights for the period September 15, 2020 (inception date) through March 31, 2021
(3)	Statement of operations, statement of cash flows, statement of changes in net assets and the financial highlights for the period September 22, 2020 (inception date) through March 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

84	PRIVATE ACCOUNT PORTFOLIO SERIES

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services LLC

BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TDL	Toronto Dominion Bank London

FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

FBF	Credit Suisse International	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	SGD	Singapore Dollar

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	TWD	Taiwanese Dollar

COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar

DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CSIXTR	Credit Suisse U.S. Dollar Total Return Index	MAKA5DAY	Israel Gilon 5 Day

BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	DWRTFT	Dow Jones Wilshire REIT Total Return Index	NDDUEAFE	MSCI EAFE Index

CDX.EM	Credit Derivatives Index - Emerging Markets	ERADXULT	eRAFI International Large Strategy Index	S&P 500	Standard & Poor’s 500 Index

CDX.HY	Credit Derivatives Index - High Yield	ERAEMLT	eRAFI Emerging Markets Strategy Index	SONIO	Sterling Overnight Interbank Average Rate

CDX.IG	Credit Derivatives Index - Investment Grade	ERAUSLT	eRAFI U.S. Large Strategy Index	SPGCENP	S&P GSCI Energy Official Close Index ER

CNREPOFIX	China Fixing Repo Rates 7-Day	ERAUSST	eRAFI U.S. Small Strategy Index	UKRPI	United Kingdom Retail Prices Index

CPTFEMU	Eurozone HICP ex-Tobacco Index	EUR5050	European 50/50 Refining Margin	US0003M	ICE 3-Month USD LIBOR

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	US0006M	ICE 6-Month USD LIBOR

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	oz.	Ounce

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	REIT	Real Estate Investment Trust

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OAT	Obligations Assimilables du Trésor	REMIC	Real Estate Mortgage Investment Conduit

CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation

ANNUAL REPORT	|	MARCH 31, 2021	85

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolios’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolios’ dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO All Asset: Multi-RAE PLUS Fund	0%	0%	0	0

PIMCO All Asset: Multi-Short PLUS Fund	0%	0%	0	850

PIMCO All Asset: Multi-Real Fund	0%	0%	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PIMCO All Asset: Multi-RAE PLUS Fund	0%

PIMCO All Asset: Multi-Short PLUS Fund	24.17%

PIMCO All Asset: Multi-Real Fund	0%

86	PRIVATE ACCOUNT PORTFOLIO SERIES

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2021	87

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President -Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

88	PRIVATE ACCOUNT PORTFOLIO SERIES

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	MARCH 31, 2021	89

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

90	PRIVATE ACCOUNT PORTFOLIO SERIES

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement and Amended and Restated Sub-Advisory Agreement for PIMCO All Asset: Multi-RAE PLUS Fund

At a meeting held on June 25, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved, for an initial two-year term, the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the PIMCO All Asset: Multi-RAE PLUS Fund (the “New Fund”), and Pacific Investment Management Company LLC (“PIMCO”).1 The Board also considered and unanimously approved, for an initial one-year term, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”)) between the Trust, on behalf of the New Fund, and PIMCO. In addition, the Board considered and unanimously approved for an initial two-year term, the Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of the New Fund, and Research Affiliates, LLC (“Research Affiliates”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO to the New Fund in connection with the June 25, 2020 meeting. The Trustees also considered information they had received from PIMCO in connection with the August 20-21, 2019 meeting at which the Trustees considered the renewal of the Agreements between PIMCO and the existing series of the Trust and the Sub-Advisory Agreement between PIMCO and Research Affiliates on behalf of certain existing series of the Trust. The Board reviewed information relating to proposed New Fund operations, including a memorandum from PIMCO describing the New Fund, a term sheet detailing key features of the New Fund, fee comparisons for the New Fund from Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance and fee and expense data, and a memorandum from Dechert LLP describing the

Trustees’ responsibilities in approving the Agreements. In considering whether to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to advisory and supervisory and administrative fees and expense ratios of funds with investment objectives and policies similar to those of the New Fund.

(b) Review Process:  In connection with the approval of the Agreements and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates, in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics, which included, among other things, comparative fee data prepared at the Board’s request by Broadridge. The Board also heard oral presentations on matters related to the Agreements and the Sub-Advisory Agreement. The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the approval of the Agreements and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel and Resources:  The Board considered the depth and quality of PIMCO and PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO proposes to provide under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

ANNUAL REPORT	|	MARCH 31, 2021	91

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. Further, the Board considered PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the New Fund, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the New Fund’s investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the New Fund and its shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to other funds in the Trust and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Board considered the sub-advisory services proposed to be provided by Research Affiliates to the New Fund. The Board also considered information about Research Affiliates’ investment personnel responsible for providing services under the Sub-Advisory Agreement and Research Affiliates’ existing operational connectivity and replication capabilities. The Board further considered the difference between the sub-advisory services that Research Affiliates is proposed to provide to the New Fund and the sub-advisory services that Research Affiliates performs for certain other series of the Trust.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Sub-Advisory Agreement are likely to benefit the New Fund and its shareholders.

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Fund under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust will pay for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO will provide or procure certain supervisory and administrative services and bear the costs of various third party services required by the New Fund, including but not limited to audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement will continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers provide a high level of service relative to alternatives available in the market.

The Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Supervision and Administration Agreement are likely to benefit the New Fund and its shareholders.

3. INVESTMENT PERFORMANCE

As the New Fund had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information with respect to the New Fund.

4. ADVISORY FEE, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the New Fund, it considered a number of factors, including, but not limited to, the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products and the attractiveness of potential returns to prospective investors in the New Fund. The Board noted the unique structure of the New Fund, in that only the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and the PIMCO All Asset Portfolio, a series of PIMCO Variable Insurance Trust, are eligible to invest in the New Fund.

The Board reviewed the proposed advisory fee, sub-advisory fee and supervisory and administrative fees and estimated total expenses of the New Fund (each as a percentage of average net assets) and compared such amounts with the fees and expenses of other similar funds. The Board also reviewed information relating to the proposed sub-advisory fees to be paid to Research Affiliates with respect to the New Fund, taking into account that PIMCO will compensate Research Affiliates from the advisory fees to be paid by the New Fund to PIMCO. With respect to the advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also compared the New Fund’s total expenses to other funds in the Expense Group provided by Broadridge and found the New Fund’s total expenses to be reasonable.

92	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

The Board also considered the New Fund’s proposed supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge.

The Board considered the New Fund’s unified fee, under which the New Fund would pay for the supervisory and administrative services it requires for one set fee. The Board considered that the unified supervisory and administrative fee would lead to New Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of fees for the New Fund at a competitive level over the contract period even if the New Fund’s operating costs rise when assets remain flat or decrease. The Board concluded that the New Fund’s proposed supervisory and administrative fee was reasonable in relation to the value of the services to be provided, and that the unified fee represents, in effect, a cap on overall fund expenses that would be beneficial to the New Fund and its shareholders. The Board noted that the New Fund would be covered by an Expense Limitation Agreement that is designed to cap organizational expenses, expenses related to obtaining or maintaining a Legal Entity Identifier and trustee fees.

Based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fee and supervisory and administrative fees to be charged by PIMCO and the sub-advisory fee to be paid by PIMCO to Research Affiliates, as well as the estimated total expenses of the New Fund, are reasonable and approval of the Agreements and the Sub-Advisory Agreement would benefit shareholders of the New Fund.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Fund had not yet commenced operations at the time the Agreements were considered, information regarding PIMCO’s costs in providing services to the New Fund and the profitability of PIMCO’s relationship with the New Fund was not available. The Board reviewed information regarding the portion of the New Fund’s advisory fee to be retained by PIMCO following the payment of sub-advisory fees to Research Affiliates.

The Trustees considered that the unified fee provides certain inherent economies of scale because the New Fund’s unified fee would remain fixed even if the New Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the New Fund’s proposed unified fee, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive. The Trustees noted that, by pricing the New Fund to scale at inception instead of instituting breakpoints, PIMCO is effectively sharing economies of scale, if any, with shareholders before it realizes such benefits.

The Board concluded that the New Fund’s proposed cost structure was reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the New Fund’s unified fee structure, by generally pricing the New Fund to scale at inception and reinvesting in its business to provide enhanced and expanded services to the New Fund and its shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Fund and its shareholders. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Fund, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services to be rendered to the New Fund by PIMCO and Research Affiliates supported the approval of the Agreements and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreement were fair and reasonable to the New Fund and its shareholders, and that the New Fund’s shareholders would receive reasonable value in return for the fees that would be paid to PIMCO by the New Fund under the Agreements and the fees that would be paid to Research Affiliates by PIMCO under the Sub-Advisory Agreement, and that the approval of the Agreements and the Sub-Advisory Agreement was in the best interests of the New Fund and its shareholders.

ANNUAL REPORT	|	MARCH 31, 2021	93

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PAPS3017AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

Real Return Strategy Funds

PIMCO Long-Term Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Inflation Response Multi-Asset Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and

2	PIMCO REAL RETURN STRATEGY FUNDS

emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (each a “Fund” and collectively, the “Funds”).

The PIMCO Inflation Response Multi-Asset Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO REAL RETURN STRATEGY FUNDS

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“Benchmark Index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Long-Term Real Return Fund	11/12/01	11/12/01	11/19/10	—	—	—	—	Diversified
PIMCO RealEstateRealReturn Strategy Fund	10/30/03	10/30/03	04/30/08	04/27/18	—	10/30/03	10/30/03	Diversified
PIMCO Inflation Response Multi-Asset Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	—	Diversified

ANNUAL REPORT	|	MARCH 31, 2021	5

Important Information About the Funds	(Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

6	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Long-Term Real Return Fund

Institutional Class - PRAIX
I-2 - PRTPX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Treasury Obligations	71.8%

Sovereign Issues	7.6%

Asset-Backed Securities	6.9%

Non-Agency Mortgage-Backed Securities	5.0%

U.S. Government Agencies	4.3%

Corporate Bonds & Notes	3.7%

Short-Term Instruments‡	0.7%

Preferred Securities	0.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (11/12/01)
PIMCO Long-Term Real Return Fund Institutional Class	7.51%	6.84%	5.83%	6.98%
PIMCO Long-Term Real Return Fund I-2	7.41%	6.73%	5.73%	6.90%
Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index	4.55%	6.23%	5.95%	6.72%
Lipper Inflation-Protected Bond Funds Average	10.08%	3.48%	2.71%	4.07%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.07% for Institutional Class shares, and 1.17% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Real Return Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute returns, as TIPS posted positive returns.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as U.S. BEI spreads widened.

»	Exposure to non-agency residential mortgage-backed securities contributed to relative performance, as these securities posted positive returns.

»

Overweight exposure to Eurozone breakeven inflation (BEI) spreads (or the yield differential between Eurozone nominal Treasuries and like-maturity Eurozone inflation linked bonds) contributed to relative performance, as Eurozone BEI spreads widened.

»	Overweight exposure to U.S. duration strategies detracted from relative performance, as U.S. rates beyond the short end moved higher.

»	Short exposure to high yield corporate credit detracted from relative performance, as high yield corporate bonds broadly posted positive returns.

ANNUAL REPORT	|	MARCH 31, 2021	7

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class A - PETAX
I-2 - PETPX	Class C - PETCX
I-3 - PNRNX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2021†§

U.S. Treasury Obligations	62.3%

Real Estate Investment Trusts	15.6%

Sovereign Issues	5.8%

Asset-Backed Securities	5.8%

U.S. Government Agencies	4.2%

Corporate Bonds & Notes	3.7%

Short-Term Instruments‡	1.4%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	46.42%	6.64%	10.69%	11.56%
PIMCO RealEstateRealReturn Strategy Fund I-2	46.22%	6.52%	10.56%	11.44%
PIMCO RealEstateRealReturn Strategy Fund I-3	46.37%	6.51%	10.54%	11.40%
PIMCO RealEstateRealReturn Strategy Fund Class A	45.77%	6.22%	10.25%	11.09%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	37.80%	5.01%	9.62%	10.73%
PIMCO RealEstateRealReturn Strategy Fund Class C	44.54%	5.42%	9.43%	10.25%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	43.54%	5.42%	9.43%	10.25%
Dow Jones U.S. Select REIT Total Return Index	36.66%	3.94%	7.89%	8.51%
Lipper Real Estate Funds Average	37.05%	5.94%	8.25%	8.64%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 2.10% for Institutional Class shares, 2.20% for I-2 shares, 2.30% for I-3 shares, 2.50% for Class A shares and 3.25% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred securities as well as convertible securities of issuers in real estate-related industries. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to real estate investment trusts (“REITS”) contributed to absolute returns, as REITs posted positive returns.

»

The structural allocation to U.S. short-term Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Fund’s REITs exposure contributed to relative performance, as U.S. short-term TIPS, as measured by the Bloomberg Barclays U.S. 1-5 Year TIPS Index, outperformed U.S. 3-Month Treasury Bill, as measured by ICE BofAML U.S. 3-Month Treasury Bill Index.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as U.S. BEI spreads widened.

»	Exposure to non-agency residential mortgage-backed securities (“RMBS”) contributed to relative performance, as these securities posted positive returns.

»	Exposure to investment grade corporate credit contributed to relative performance, as investment grade spreads narrowed.

»	Exposure to agency RMBS contributed to relative performance, as these securities moved higher.

»	Overweight exposure to U.S. duration strategies detracted from relative performance, as U.S. interest rates beyond the short end moved higher.

»	Short exposure to high yield corporate credit detracted from relative performance, as high yield corporate bonds broadly posted positive returns.

8	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Inflation Response Multi-Asset Fund

Institutional Class - PIRMX	Class A - PZRMX
I-2 - PPRMX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2021†§

U.S. Treasury Obligations	45.0%

Sovereign Issues	15.0%

U.S. Government Agencies	9.7%

Mutual Funds	5.9%

Real Estate Investment Trusts	5.0%

Asset-Backed Securities	4.5%

Short-Term Instruments‡	4.3%

Commodities	4.3%

Corporate Bonds & Notes	3.2%

Non-Agency Mortgage-Backed Securities	2.0%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (08/31/11)
PIMCO Inflation Response Multi-Asset Fund Institutional Class	24.72%	6.04%	2.67%
PIMCO Inflation Response Multi-Asset Fund I-2	24.54%	5.96%	2.58%
PIMCO Inflation Response Multi-Asset Fund Class A	23.96%	5.56%	2.20%
PIMCO Inflation Response Multi-Asset Fund Class A (adjusted)	17.11%	4.39%	1.60%
45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	15.43%	3.74%	0.84%
Lipper Flexible Portfolio Funds Average	34.84%	8.20%	7.05%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 1.03% for Institutional Class shares, 1.13% for I-2 shares, and 1.48% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Inflation Response Multi-Asset Fund seeks total return which exceeds that of its benchmark by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	Exposure to broad commodities contributed to absolute performance, as broad commodities, measured by the Bloomberg Commodity Index Total Return (BCOM), posted gains.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as U.S. BEI spreads widened.

»	Overweight exposure to non-Agency mortgage-backed securities contributed to relative performance, as these securities posted positive returns.

»	Overweight exposure to Agency residential mortgage-backed securities contributed to relative performance, as these securities moved higher.

»	Overweight exposure to U.S. duration strategies detracted from relative performance, as U.S. interest rates beyond the short end moved higher.

ANNUAL REPORT	|	MARCH 31, 2021	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long-Term Real Return Fund
Institutional Class	$1,000.00	$937.90	$2.80	$1,000.00	$1,022.04	$2.92	0.58%
I-2	1,000.00	937.40	3.28	1,000.00	1,021.54	3.43	0.68

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class	$1,000.00	$1,241.70	$4.53	$1,000.00	$1,020.89	$4.08	0.81%
I-2	1,000.00	1,240.80	5.08	1,000.00	1,020.39	4.58	0.91
I-3	1,000.00	1,240.60	5.36	1,000.00	1,020.14	4.84	0.96
Class A	1,000.00	1,238.10	6.75	1,000.00	1,018.90	6.09	1.21
Class C	1,000.00	1,233.50	10.91	1,000.00	1,015.16	9.85	1.96

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,086.60	$3.33	$1,000.00	$1,021.74	$3.23	0.64%
I-2	1,000.00	1,086.40	3.85	1,000.00	1,021.24	3.73	0.74
Class A	1,000.00	1,083.20	5.66	1,000.00	1,019.50	5.49	1.09

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO REAL RETURN STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	The benchmark is a blend of 45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index. Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Bloomberg Barclays Inflation Notes Index. Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Bloomberg Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures.

Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index	Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	11

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term Real Return Fund
Institutional Class

03/31/2021	$9.41	$0.12	$0.80	$0.92	$(0.27)	$(2.78)	$0.00	$(3.05)

03/31/2020	8.32	0.24	1.30	1.54	(0.27)	(0.18)	0.00	(0.45)

03/31/2019	8.34	0.07	0.12	0.19	(0.21)	0.00	0.00	(0.21)

03/31/2018	8.32	0.23	0.01	0.24	(0.15)	0.00	(0.07)	(0.22)

03/31/2017	8.22	0.39	(0.11)	0.28	(0.18)	0.00	0.00	(0.18)
I-2

03/31/2021	9.40	0.18	0.74	0.92	(0.26)	(2.78)	0.00	(3.04)

03/31/2020	8.32	0.25	1.27	1.52	(0.26)	(0.18)	0.00	(0.44)

03/31/2019	8.34	0.16	0.02	0.18	(0.20)	0.00	0.00	(0.20)

03/31/2018	8.32	0.23	0.01	0.24	(0.15)	0.00	(0.07)	(0.22)

03/31/2017	8.22	0.28	(0.01)	0.27	(0.17)	0.00	0.00	(0.17)

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class

03/31/2021	$6.78	$0.11	$2.90	$3.01	$(0.64)	$(0.30)	$0.00	$(0.94)

03/31/2020	8.95	0.23	(1.89)	(1.66)	(0.51)	0.00	0.00	(0.51)

03/31/2019	7.75	0.15	1.35	1.50	(0.30)	0.00	0.00	(0.30)

03/31/2018	8.21	0.14	(0.50)	(0.36)	(0.10)	0.00	0.00	(0.10)

03/31/2017	8.05	0.18	0.08	0.26	(0.10)	0.00	0.00	(0.10)
I-2

03/31/2021	6.62	0.10	2.83	2.93	(0.64)	(0.30)	0.00	(0.94)

03/31/2020	8.76	0.20	(1.84)	(1.64)	(0.50)	0.00	0.00	(0.50)

03/31/2019	7.61	0.15	1.32	1.47	(0.32)	0.00	0.00	(0.32)

03/31/2018	8.06	0.13	(0.49)	(0.36)	(0.09)	0.00	0.00	(0.09)

03/31/2017	7.91	0.16	0.08	0.24	(0.09)	0.00	0.00	(0.09)
I-3

03/31/2021	6.64	0.14	2.81	2.95	(0.63)	(0.30)	0.00	(0.93)

03/31/2020	8.78	0.33	(1.97)	(1.64)	(0.50)	0.00	0.00	(0.50)

04/27/2018 - 03/31/2019	7.72	0.01	1.34	1.35	(0.29)	0.00	0.00	(0.29)
Class A

03/31/2021	6.05	0.07	2.57	2.64	(0.62)	(0.30)	0.00	(0.92)

03/31/2020	8.05	0.17	(1.68)	(1.51)	(0.49)	0.00	0.00	(0.49)

03/31/2019	7.02	0.11	1.21	1.32	(0.29)	0.00	0.00	(0.29)

03/31/2018	7.45	0.10	(0.45)	(0.35)	(0.08)	0.00	0.00	(0.08)

03/31/2017	7.31	0.13	0.08	0.21	(0.07)	0.00	0.00	(0.07)
Class C

03/31/2021	5.10	0.01	2.14	2.15	(0.56)	(0.30)	0.00	(0.86)

03/31/2020	6.87	0.09	(1.41)	(1.32)	(0.45)	0.00	0.00	(0.45)

03/31/2019	6.11	0.05	1.04	1.09	(0.33)	0.00	0.00	(0.33)

03/31/2018	6.52	0.04	(0.39)	(0.35)	(0.06)	0.00	0.00	(0.06)

03/31/2017	6.41	0.07	0.06	0.13	(0.02)	0.00	0.00	(0.02)

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class

03/31/2021	$7.27	$0.10	$1.68	$1.78	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2020	7.98	0.20	(0.74)	(0.54)	(0.17)	0.00	0.00	(0.17)

03/31/2019	8.74	0.26	(0.16)	0.10	(0.83)	0.00	(0.03)	(0.86)

03/31/2018	8.72	0.23	0.29	0.52	(0.50)	0.00	0.00	(0.50)

03/31/2017	8.22	0.25	0.36	0.61	(0.11)	0.00	0.00	(0.11)
I-2

03/31/2021	7.27	0.09	1.68	1.77	(0.07)	0.00	0.00	(0.07)

03/31/2020	7.98	0.19	(0.74)	(0.55)	(0.16)	0.00	0.00	(0.16)

03/31/2019	8.75	0.26	(0.17)	0.09	(0.83)	0.00	(0.03)	(0.86)

03/31/2018	8.73	0.22	0.29	0.51	(0.49)	0.00	0.00	(0.49)

03/31/2017	8.22	0.23	0.38	0.61	(0.10)	0.00	0.00	(0.10)

12	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$7.28	7.40%	$583,525	0.60%		0.60%		0.50%		0.50%		1.28%	271%

9.41	19.06	1,549,161	1.10	(e)	1.10	(e)	0.53	(e)	0.53	(e)	2.75	250

8.32	2.31	1,555,552	1.32		1.32		0.55		0.55		0.87	176

8.34	2.97	245,233	1.29		1.29		0.55		0.55		2.81	156

8.32	3.34	259,642	0.96		0.96		0.55		0.55		4.68	170

7.28	7.41	29,244	0.70		0.70		0.60		0.60		1.97	271

9.40	18.82	12,292	1.20	(e)	1.20	(e)	0.63	(e)	0.63	(e)	2.77	250

8.32	2.21	14,140	1.42		1.42		0.65		0.65		1.97	176

8.34	2.86	14,439	1.39		1.39		0.65		0.65		2.75	156

8.32	3.24	12,933	1.06		1.06		0.65		0.65		3.35	170

$8.85	46.42%	$1,117,020	0.85%		0.85%		0.74%		0.74%		1.35%	264%

6.78	(20.00)	791,407	2.10		2.10		0.74		0.74		2.51	187

8.95	19.47	1,269,640	2.09		2.09		0.74		0.74		1.80	200

7.75	(4.48)	1,629,304	1.26		1.26		0.74		0.74		1.74	151

8.21	3.19	908,338	1.01		1.01		0.74		0.74		2.17	186

8.61	46.22	33,838	0.95		0.95		0.84		0.84		1.28	264

6.62	(20.12)	29,260	2.20		2.20		0.84		0.84		2.20	187

8.76	19.38	33,733	2.19		2.19		0.84		0.84		1.80	200

7.61	(4.53)	45,816	1.36		1.36		0.84		0.84		1.67	151

8.06	3.00	71,534	1.11		1.11		0.84		0.84		2.02	186

8.66	46.37	628	1.00		1.05		0.89		0.94		1.81	264

6.64	(20.15)	2,267	2.25		2.30		0.89		0.94		3.66	187

8.78	17.53	66	2.25	*	2.30	*	0.90	*	0.95	*	0.14 *	200

7.77	45.77	141,312	1.25		1.25		1.14		1.14		0.98	264

6.05	(20.33)	115,601	2.50		2.50		1.14		1.14		2.03	187

8.05	18.96	180,147	2.49		2.49		1.14		1.14		1.46	200

7.02	(4.82)	215,106	1.66		1.66		1.14		1.14		1.37	151

7.45	2.83	214,004	1.41		1.41		1.14		1.14		1.74	186

6.39	44.54	14,835	2.00		2.00		1.89		1.89		0.10	264

5.10	(20.85)	24,656	3.25		3.25		1.89		1.89		1.28	187

6.87	18.04	37,944	3.24		3.24		1.89		1.89		0.71	200

6.11	(5.50)	45,730	2.41		2.41		1.89		1.89		0.61	151

6.52	2.02	86,337	2.16		2.16		1.89		1.89		1.07	186

$8.98	24.55%	$1,376,552	0.66%		0.86%		0.62%		0.82%		1.17%	394%

7.27	(7.01)	942,594	0.79		0.96		0.62		0.79		2.44	346

7.98	1.63	999,518	1.02		1.24		0.61		0.83		3.11	373

8.74	6.04	1,144,502	1.11		1.40		0.58		0.87		2.65	242

8.72	7.41	1,044,779	0.74		0.97		0.60		0.83		2.86	184

8.97	24.37	43,100	0.76		0.96		0.72		0.92		1.06	394

7.27	(7.08)	12,943	0.89		1.06		0.72		0.89		2.34	346

7.98	1.46	15,746	1.12		1.34		0.71		0.93		3.10	373

8.75	5.98	12,085	1.21		1.50		0.68		0.97		2.54	242

8.73	7.47	7,044	0.84		1.07		0.70		0.93		2.63	184

ANNUAL REPORT	|	MARCH 31, 2021	13

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Inflation Response Multi-Asset Fund (Consolidated) (Cont.)
Class A

03/31/2021	$7.18	$0.07	$1.65	$1.72	$(0.05)	$0.00	$0.00	$(0.05)

03/31/2020	7.89	0.17	(0.74)	(0.57)	(0.14)	0.00	0.00	(0.14)

03/31/2019	8.67	0.23	(0.17)	0.06	(0.81)	0.00	(0.03)	(0.84)

03/31/2018	8.66	0.19	0.29	0.48	(0.47)	0.00	0.00	(0.47)

03/31/2017	8.16	0.21	0.36	0.57	(0.07)	0.00	0.00	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 1, 2019, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.25%.

14	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.85	23.96%	$10,686	1.11%	1.31%	1.07%	1.27%	0.79%	394%

7.18	(7.42)	4,074	1.24	1.41	1.07	1.24	2.08	346

7.89	1.06	6,974	1.47	1.69	1.06	1.28	2.80	373

8.67	5.62	9,029	1.56	1.85	1.03	1.32	2.20	242

8.66	7.02	9,259	1.19	1.42	1.05	1.28	2.44	184

ANNUAL REPORT	|	MARCH 31, 2021	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Assets:

Investments, at value
Investments in securities*	$930,540	$2,002,306
Investments in Affiliates	3,763	22,602
Financial Derivative Instruments
Exchange-traded or centrally cleared	612	1,346
Over the counter	5,992	59,279
Cash	738	663
Deposits with counterparty	2,458	4,112
Foreign currency, at value	1,443	1,453
Receivable for investments sold	17,146	213,997
Receivable for investments sold on a delayed-delivery basis	478	333
Receivable for TBA investments sold	77,445	156,258
Receivable for Fund shares sold	3,266	118
Interest and/or dividends receivable	1,395	3,744
Dividends receivable from Affiliates	1	1
Total Assets	1,045,277	2,466,212

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$300,466	$798,543
Payable for sale-buyback transactions	7,013	0
Payable for short sales	887	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	594	1,118
Over the counter	1,923	6,969
Payable for investments purchased	2,712	23,542
Payable for investments in Affiliates purchased	1	1
Payable for TBA investments purchased	114,677	239,722
Deposits from counterparty	3,758	87,416
Payable for Fund shares redeemed	203	399
Distributions payable	13	0
Accrued investment advisory fees	129	533
Accrued supervisory and administrative fees	132	294
Accrued distribution fees	0	9
Accrued servicing fees	0	33
Total Liabilities	432,508	1,158,579

Net Assets	$612,769	$1,307,633

Net Assets Consist of:

Paid in capital	$632,694	$1,048,772
Distributable earnings (accumulated loss)	(19,925)	258,861

Net Assets	$612,769	$1,307,633

Cost of investments in securities	$887,560	$1,877,595
Cost of investments in Affiliates	$3,763	$22,603
Cost of foreign currency held	$1,513	$1,722
Proceeds received on short sales	$884	$0
Cost or premiums of financial derivative instruments, net	$(1,041)	$(6,024)

* Includes repurchase agreements of:	$3,156	$5,298

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Net Assets:

Institutional Class	$583,525	$1,117,020
I-2	29,244	33,838
I-3	N/A	628
Class A	N/A	141,312
Class C	N/A	14,835

Shares Issued and Outstanding:

Institutional Class	80,188	126,259
I-2	4,019	3,928
I-3	N/A	72
Class A	N/A	18,184
Class C	N/A	2,322

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.28	$8.85
I-2	7.28	8.61
I-3	N/A	8.66
Class A	N/A	7.77
Class C	N/A	6.39

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2021	17

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Inflation Response Multi-Asset Fund

Assets:

Investments, at value
Investments in securities*	$1,579,599
Investments in Affiliates	112,825
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,950
Over the counter	15,001
Cash	542
Deposits with counterparty	3,691
Foreign currency, at value	4,779
Receivable for investments sold	7,492
Receivable for investments sold on a delayed-delivery basis	103
Receivable for TBA investments sold	404,804
Receivable for Fund shares sold	1,015
Interest and/or dividends receivable	2,452
Dividends receivable from Affiliates	95
Reimbursement receivable from PIMCO	233
Total Assets	2,134,581

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$65,023
Payable for sale-buyback transactions	3,317
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,870
Over the counter	16,966
Payable for investments purchased	14,481
Payable for investments in Affiliates purchased	96
Payable for TBA investments purchased	569,537
Deposits from counterparty	12,880
Payable for Fund shares redeemed	17,073
Accrued investment advisory fees	645
Accrued supervisory and administrative fees	353
Accrued servicing fees	2
Total Liabilities	704,243

Net Assets	$1,430,338

Net Assets Consist of:

Paid in capital	$1,304,859
Distributable earnings (accumulated loss)	125,479

Net Assets	$1,430,338

Cost of investments in securities	$1,503,738
Cost of investments in Affiliates	$127,790
Cost of foreign currency held	$4,891
Cost or premiums of financial derivative instruments, net	$(899)

* Includes repurchase agreements of:	$46,060

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

PIMCO Inflation Response Multi-Asset Fund

Net Assets:

Institutional Class	$1,376,552
I-2	43,100
Class A	10,686

Shares Issued and Outstanding:

Institutional Class	153,318
I-2	4,803
Class A	1,207

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.98
I-2	8.97
Class A	8.85

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	|	MARCH 31, 2021	19

Statements of Operations

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Investment Income:

Interest	$17,028	$22,404
Dividends	0	7,449
Dividends from Investments in Affiliates	93	56
Total Income	17,121	29,909

Expenses:

Investment advisory fees	2,255	6,634
Supervisory and administrative fees	2,283	3,639
Distribution fees - Class C	N/A	171
Servicing fees - Class A	N/A	314
Servicing fees - Class C	N/A	57
Trustee fees	7	8
Interest expense	913	1,479
Total Expenses	5,458	12,302
Waiver and/or Reimbursement by PIMCO	0	(0)
Net Expenses	5,458	12,302

Net Investment Income (Loss)	11,663	17,607

Net Realized Gain (Loss):

Investments in securities	332,909	92,375
Investments in Affiliates	279	130
Exchange-traded or centrally cleared financial derivative instruments	(1,197)	8,973
Over the counter financial derivative instruments	(7,945)	207,581
Short sales	(289)	(410)
Foreign currency	(159)	630

Net Realized Gain (Loss)	323,598	309,279

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(185,966)	104,262
Investments in Affiliates	(47)	(2)
Exchange-traded or centrally cleared financial derivative instruments	927	(2,146)
Over the counter financial derivative instruments	5,021	133,375
Short sales	(15)	0
Foreign currency assets and liabilities	(242)	(142)

Net Change in Unrealized Appreciation (Depreciation)	(180,322)	235,347

Net Increase (Decrease) in Net Assets Resulting from Operations	$154,939	$562,233

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO Inflation Response Multi-Asset Fund

Investment Income:

Interest, net of foreign taxes*	$18,805
Dividends	2,376
Dividends from Investments in Affiliates	747
Total Income	21,928

Expenses:

Investment advisory fees	6,355
Supervisory and administrative fees	3,471
Servicing fees - Class A	18
Trustee fees	6
Interest expense	527
Miscellaneous expense	1
Total Expenses	10,378
Waiver and/or Reimbursement by PIMCO	(2,392)
Net Expenses	7,986

Net Investment Income (Loss)	13,942

Net Realized Gain (Loss):

Investments in securities	25,941
Investments in Affiliates	44
Exchange-traded or centrally cleared financial derivative instruments	17,453
Over the counter financial derivative instruments	105,994
Short sales	(282)
Foreign currency	547

Net Realized Gain (Loss)	149,697

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	68,297
Investments in Affiliates	11,349
Exchange-traded or centrally cleared financial derivative instruments	1,246
Over the counter financial derivative instruments	3,673
Short sales	(130)
Foreign currency assets and liabilities	(726)

Net Change in Unrealized Appreciation (Depreciation)	83,709

Net Increase (Decrease) in Net Assets Resulting from Operations	$247,348

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2021	21

Statements of Changes in Net Assets

	PIMCO Long-Term Real Return Fund		PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$11,663	$43,712	$17,607	$30,295
Net realized gain (loss)	323,598	73,834	309,279	12,965
Net change in unrealized appreciation (depreciation)	(180,322)	158,537	235,347	(225,434)

Net Increase (Decrease) in Net Assets Resulting from Operations	154,939	276,083	562,233	(182,174)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(201,192)	(81,561)	(130,254)	(55,179)
I-2	(11,304)	(634)	(3,602)	(2,387)
I-3	N/A	N/A	(57)	(163)
Class A	N/A	N/A	(16,131)	(9,984)
Class C	N/A	N/A	(2,959)	(2,288)

Total Distributions(a)	(212,496)	(82,195)	(153,003)	(70,001)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(891,127)	(202,127)	(64,788)	(306,164)

Total Increase (Decrease) in Net Assets	(948,684)	(8,239)	344,442	(558,339)

Net Assets:

Beginning of year	1,561,453	1,569,692	963,191	1,521,530
End of year	$612,769	$1,561,453	$1,307,633	$963,191

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$13,942	$26,486
Net realized gain (loss)	149,697	(78,902)
Net change in unrealized appreciation (depreciation)	83,709	(25,028)

Net Increase (Decrease) in Net Assets Resulting from Operations	247,348	(77,444)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(9,749)	(22,066)
I-2	(214)	(330)
Class A	(39)	(105)

Total Distributions(a)	(10,002)	(22,501)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	233,381	37,318

Total Increase (Decrease) in Net Assets	470,727	(62,627)

Net Assets:

Beginning of year	959,611	1,022,238
End of year	$1,430,338	$959,611

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2021	23

Statements of Cash Flows

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$154,939	$562,233

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(3,955,694)	(6,227,319)
Proceeds from sales of long-term securities	5,397,532	5,764,042
(Purchases) Proceeds from sales of short-term portfolio investments, net	47,556	(23,390)
(Increase) decrease in deposits with counterparty	3,648	932
(Increase) decrease in receivable for investments sold	189,043	(232,527)
(Increase) decrease in interest and/or dividends receivable	1,590	(71)
(Increase) decrease in dividends receivable from Affiliates	12	1
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(293)	8,999
Proceeds from (Payments on) over the counter financial derivative instruments	(9,272)	207,518
Increase (decrease) in payable for investments purchased	(421,923)	(49,193)
Increase (decrease) in deposits from counterparty	(8,785)	63,285
Increase (decrease) in accrued investment advisory fees	(207)	180
Increase (decrease) in accrued supervisory and administrative fees	(206)	92
Increase (decrease) in accrued distribution fees	0	(8)
Increase (decrease) in accrued servicing fees	0	1
Proceeds from (Payments on) short sales transactions, net	(1,620)	(410)
Proceeds from (Payments on) foreign currency transactions	(401)	488
Net Realized (Gain) Loss
Investments in securities	(332,909)	(92,375)
Investments in Affiliates	(279)	(130)
Exchange-traded or centrally cleared financial derivative instruments	1,197	(8,973)
Over the counter financial derivative instruments	7,945	(207,581)
Short sales	289	410
Foreign currency	159	(630)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	185,966	(104,262)
Investments in Affiliates	47	2
Exchange-traded or centrally cleared financial derivative instruments	(927)	2,146
Over the counter financial derivative instruments	(5,021)	(133,375)
Short sales	15	0
Foreign currency assets and liabilities	242	142
Net amortization (accretion) on investments	4,338	7,348

Net Cash Provided by (Used for) Operating Activities	1,256,981	(462,425)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	878,210	1,709,770
Payments on shares redeemed	(1,986,665)	(1,484,575)
Cash distributions paid*	(796)	(1,151)
Proceeds from reverse repurchase agreements	7,406,969	33,316,087
Payments on reverse repurchase agreements	(7,555,893)	(33,077,085)
Proceeds from sale-buyback transactions	497,041	599,795
Payments on sale-buyback transactions	(499,886)	(599,795)

Net Cash Received from (Used for) Financing Activities	(1,261,020)	463,046

Net Increase (Decrease) in Cash and Foreign Currency	(4,039)	621

Cash and Foreign Currency:

Beginning of year	6,220	1,495
End of year	$2,181	$2,116

* Reinvestment of distributions	$211,689	$151,852

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$2,311	$2,327

Non-Cash Sales In-Kind	$0	$317,537

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Long-Term Real Return Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 151.9%

CORPORATE BONDS & NOTES 5.6%

BANKING & FINANCE 4.8%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(b)**	EUR	1,800	$2,253

Deutsche Bank AG
4.250% due 10/14/2021		$1,000	1,019

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		1,600	1,641

Jyske Realkredit A/S
0.500% due 10/01/2043	DKK	400	61
1.000% due 10/01/2050		46,846	7,213
1.000% due 10/01/2053		1,700	258

Lloyds Banking Group PLC
0.987% (US0003M + 0.800%) due 06/21/2021 ~		$200	200

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		300	307
4.519% due 06/25/2024 •		200	216

Nissan Motor Acceptance Corp.
3.650% due 09/21/2021		100	101

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	100	15

Nykredit Realkredit A/S
0.500% due 10/01/2043		1,200	182
1.000% due 10/01/2050		94,419	14,550

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$14	15

UniCredit SpA
7.830% due 12/04/2023		1,300	1,516

			29,547

INDUSTRIALS 0.5%

AbbVie, Inc.
5.000% due 12/15/2021		1,000	1,020

Central Nippon Expressway Co. Ltd.
2.362% due 05/28/2021		600	602

Charter Communications Operating LLC
4.464% due 07/23/2022		100	104

Enterprise Products Operating LLC
3.350% due 03/15/2023		200	210

JT International Financial Services BV
3.500% due 09/28/2023		200	214

NXP BV
3.875% due 09/01/2022		200	209

Penske Truck Leasing Co. LP
3.650% due 07/29/2021		200	202

Zimmer Biomet Holdings, Inc.
3.375% due 11/30/2021		200	202

			2,763

UTILITIES 0.3%

Duke Energy Corp.
2.400% due 08/15/2022		100	102

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		100	103

NextEra Energy Capital Holdings, Inc.
2.800% due 01/15/2023		100	104

Petrobras Global Finance BV
5.093% due 01/15/2030		1,106	1,151
6.250% due 12/14/2026	GBP	100	155

Virginia Electric & Power Co.
2.950% due 01/15/2022		$100	101

			1,716

Total Corporate Bonds & Notes (Cost $33,097)			34,026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 6.6%

Freddie Mac
0.389% due 09/25/2031 •	$22	$22
0.469% due 10/25/2029 •	109	109
11.960% due 05/15/2035 •	32	40

Ginnie Mae
0.599% due 08/20/2068 •	2,187	2,167

Uniform Mortgage-Backed Security
4.000% due 02/01/2049 - 05/01/2049	1,192	1,279

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2051	34,403	36,913

Total U.S. Government Agencies (Cost $40,583)		40,530

U.S. TREASURY OBLIGATIONS 109.4%

U.S. Treasury Bonds
1.625% due 11/15/2050 (d)	13,325	11,108

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2030	3,355	3,633
0.125% due 01/15/2031 (d)	11,303	12,179
0.125% due 02/15/2051	4,370	4,400
0.250% due 07/15/2029 (h)	799	879
0.250% due 02/15/2050	5,941	6,221
0.625% due 02/15/2043	60,566	68,550
0.750% due 02/15/2042 (d)	77,355	89,559
0.750% due 02/15/2045 (d)	81,014	93,909
0.875% due 01/15/2029 (f)	3,967	4,552
0.875% due 02/15/2047	41,487	50,054
1.000% due 02/15/2046	52,543	64,466
1.000% due 02/15/2048	23,586	29,400
1.000% due 02/15/2049	8,513	10,679
1.375% due 02/15/2044 (d)	75,852	99,264
2.125% due 02/15/2040	35,673	51,227
2.125% due 02/15/2041 (d)	48,580	70,365

Total U.S. Treasury Obligations (Cost $632,742)		670,445

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.6%

Adjustable Rate Mortgage Trust
2.723% due 01/25/2036 ^~	52	51

Alliance Bancorp Trust
0.349% due 07/25/2037 •	179	167

Banc of America Funding Trust
0.399% due 07/25/2037 •	1,031	1,001
2.371% due 03/20/2036 ~	72	69
3.134% due 01/20/2047 ~	2,478	2,424

Banc of America Mortgage Trust
2.613% due 11/25/2035 ^~	9	9

Bancorp Commercial Mortgage Trust
1.156% due 09/15/2036 •	1,962	1,963

BCAP LLC Trust
0.329% due 05/25/2047 ^•	257	263

Bear Stearns Adjustable Rate Mortgage Trust
3.056% due 02/25/2036 ^~	9	9
3.263% due 07/25/2036 ^~	19	19

Bear Stearns ALT-A Trust
3.033% due 09/25/2035 ^~	194	154
3.194% due 09/25/2047 ^~	2,160	1,472

CIM Trust
1.109% due 02/25/2049 •	133	133

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •	9	9
3.195% due 03/25/2037 ^~	213	212
3.228% due 09/25/2059 þ	1,782	1,795

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •	11	11
3.027% due 12/25/2035 ^~	195	137

Countrywide Alternative Loan Trust
1.259% due 12/25/2035 •	146	136
3.038% due 02/25/2037 ^~	96	96

Countrywide Home Loan Mortgage Pass-Through Trust
2.207% due 02/20/2036 ^•	60	58

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.832% due 10/20/2035 ~		$6,343	$6,501
6.000% due 03/25/2037 ^		1,121	872

Credit Suisse Mortgage Capital Certificates
3.482% due 08/26/2058 ~		1,630	1,632

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		699	593

Downey Savings & Loan Association Mortgage Loan Trust
0.630% due 08/19/2045 •		65	64

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		30	19

GMAC Mortgage Corp. Loan Trust
3.042% due 11/19/2035 ~		80	79

Great Hall Mortgages PLC
0.211% due 03/18/2039 •	GBP	60	81
0.231% due 06/18/2038 •		59	80

Hawksmoor Mortgages
1.100% due 05/25/2053 •		5,310	7,348

IndyMac Mortgage Loan Trust
3.009% due 12/25/2036 ^~		$772	744

JP Morgan Chase Commercial Mortgage Securities Trust
1.556% due 12/15/2031 •		753	747

Lehman XS Trust
1.259% due 12/25/2037 •		1,119	1,153

Merrill Lynch Mortgage Investors Trust
0.769% due 09/25/2029 •		112	113

MortgageIT Securities Corp. Mortgage Loan Trust
0.609% due 09/25/2037 •		522	478

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		305	331

Residential Accredit Loans, Inc. Trust
0.469% due 06/25/2046 •		162	55
1.272% due 10/25/2037 ~		261	251

Residential Asset Securitization Trust
0.509% due 05/25/2035 •		214	159
5.750% due 02/25/2036		1,097	1,036
5.750% due 03/25/2037 ^		113	63
6.250% due 10/25/2036 ^		153	150
6.500% due 06/25/2037		3,301	1,304

Structured Adjustable Rate Mortgage Loan Trust
3.214% due 07/25/2035 ^~		66	62

Structured Asset Mortgage Investments Trust
0.529% due 04/25/2036 •		6	6

Thornburg Mortgage Securities Trust
0.849% due 09/25/2034 •		92	93

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	4,321	5,995

Wachovia Mortgage Loan Trust LLC
2.502% due 10/20/2035 ~		$55	42

WaMu Mortgage Pass-Through Certificates Trust
0.649% due 12/25/2045 •		62	60
2.767% due 09/25/2033 ~		33	34
3.064% due 11/25/2036 ~		1,029	975
3.334% due 08/25/2036 ^~		44	44

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 06/25/2037		3,807	3,548
6.500% due 08/25/2035		12	12

Wells Fargo Mortgage-Backed Securities Trust
2.772% due 11/25/2037 ^~		81	81
2.909% due 04/25/2036 ~		1,737	1,704

Total Non-Agency Mortgage-Backed Securities (Cost $45,875)			46,697

ASSET-BACKED SECURITIES 10.5%

ACE Securities Corp. Home Equity Loan Trust
0.229% due 10/25/2036 •		28	15

AlbaCore EURO CLO DAC
1.530% due 07/18/2031 •	EUR	800	942

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.477% due 06/25/2033 •		$900	918

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	25

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Mortgage Loan Trust
1.609% due 10/25/2037 •		$2,800	$2,856

Citigroup Mortgage Loan Trust
0.569% due 12/25/2036 •		85	70

Citigroup Mortgage Loan Trust, Inc.
0.604% due 10/25/2036 •		300	293

Countrywide Asset-Backed Certificates
0.249% due 05/25/2035 •		25	24
0.249% due 07/25/2037 •		20	19
0.299% due 11/25/2037 •		1,426	1,364
0.359% due 02/25/2036 •		2,350	2,274
0.359% due 03/25/2037 •		200	192

Countrywide Asset-Backed Certificates Trust
0.849% due 08/25/2047 •		210	207
0.904% due 02/25/2036 •		1,309	1,307

Credit-Based Asset Servicing & Securitization LLC
0.338% due 07/25/2037 •		595	477

Credit-Based Asset Servicing & Securitization Trust
0.169% due 11/25/2036 •		20	12

Crown Point CLO Ltd.
1.163% due 07/17/2028 •		471	471

Ellington Loan Acquisition Trust
1.209% due 05/25/2037 •		988	990

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		139	139

Fremont Home Loan Trust
0.244% due 10/25/2036 •		59	54

Greystone Commercial Real Estate Notes Ltd.
1.286% due 09/15/2037 •		7,800	7,810

GSAA Home Equity Trust
6.720% due 03/25/2046 þ		266	199

GSAMP Trust
1.084% due 03/25/2035 ^•		302	294

Home Equity Asset Trust
0.784% due 02/25/2036 •		2,500	2,436
0.904% due 07/25/2034 •		111	110
0.964% due 08/25/2034 •		17	17

Home Equity Mortgage Loan Asset-Backed Trust
0.329% due 04/25/2037 •		104	90

IndyMac Mortgage Loan Trust
0.179% due 07/25/2036 •		109	43

JMP Credit Advisors CLO Ltd.
1.073% due 01/17/2028 •		139	139

JP Morgan Mortgage Acquisition Corp.
0.619% due 02/25/2036 ^•		1,686	1,672

JP Morgan Mortgage Acquisition Trust
0.319% due 10/25/2036 •		67	66

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		557	563

Lehman XS Trust
5.244% due 06/25/2036 þ		77	78

LoanCore Issuer Ltd.
1.236% due 05/15/2036 •		2,300	2,301

Long Beach Mortgage Loan Trust
0.229% due 08/25/2036 •		104	56

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	700	823

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		700	822

Marlette Funding Trust
2.690% due 09/17/2029		$107	108

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Specialized Loan Trust
1.918% due 07/25/2035 •		$1,417	$1,420

Monarch Grove CLO
1.098% due 01/25/2028 •		260	260

Morgan Stanley ABS Capital, Inc. Trust
0.239% due 10/25/2036 •		113	107

Morgan Stanley Mortgage Loan Trust
1.451% due 11/25/2036 ^•		699	327

Ocean Trails CLO
1.391% due 07/15/2028 •		3,580	3,581

Octagon Investment Partners Ltd.
1.091% due 07/15/2027 •		204	204

Option One Mortgage Loan Trust
0.889% due 02/25/2035 •		543	542

Oscar U.S. Funding LLC
2.490% due 08/10/2022		193	193

Ozlme BV
0.820% due 01/18/2030 •	EUR	6,750	7,907

Palmer Square Loan Funding Ltd.
1.118% due 10/24/2027 •		$2,520	2,521
1.194% due 04/20/2027 •		293	293

Renaissance Home Equity Loan Trust
1.209% due 09/25/2037 •		433	222

Saxon Asset Securities Trust
0.399% due 09/25/2036 •		3,000	2,877

Shackleton CLO Ltd.
1.354% due 10/20/2028 •		7,538	7,534

Soundview Home Loan Trust
0.169% due 11/25/2036 •		302	123
0.289% due 07/25/2037 •		216	208
0.309% due 06/25/2037 •		427	354
0.389% due 05/25/2036 •		191	191

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		203	204

Starwood Commercial Mortgage Trust
1.186% due 07/15/2038 •		3,900	3,899

Sudbury Mill CLO Ltd.
1.373% due 01/17/2026 •		61	61

Symphony CLO Ltd.
1.184% due 07/14/2026 •		711	712

Telos CLO Ltd.
1.173% due 04/17/2028 •		187	187

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		149	150
3.000% due 11/25/2059 ~		51	51

WhiteHorse Ltd.
1.153% due 04/17/2027 •		64	64

Total Asset-Backed Securities (Cost $63,783)			64,443

SOVEREIGN ISSUES 11.6%

Argentina Government International Bond
34.109% (BADLARPP) due 10/04/2022 ~	ARS	100	1
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~		2,116	14

Australia Government International Bond
1.250% due 02/21/2022 (a)	AUD	657	513
3.000% due 09/20/2025 (a)		2,311	2,087

Canada Government Real Return Bond
4.250% due 12/01/2026 (a)	CAD	787	815

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (a)	EUR	8,003	$10,260
1.400% due 05/26/2025 (a)		29,049	36,449

Japan Government International Bond
0.100% due 03/10/2028 (a)	JPY	908,409	8,286
0.100% due 03/10/2029 (a)		1,026,014	9,345

Mexico Government International Bond
4.500% due 11/22/2035 (a)	MXN	8,071	453

New Zealand Government International Bond
2.000% due 09/20/2025 (a)	NZD	446	352
2.500% due 09/20/2035 (a)		2,177	1,961

Peru Government International Bond
5.940% due 02/12/2029	PEN	700	212

Qatar Government International Bond
3.875% due 04/23/2023		$300	320

Total Sovereign Issues (Cost $68,164)			71,068

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(b)		160,000	175

Total Preferred Securities (Cost $160)			175

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.5%
			3,156

Total Short-Term Instruments (Cost $3,156)			3,156

Total Investments in Securities (Cost $887,560)			930,540

INVESTMENTS IN AFFILIATES 0.6%

SHORT-TERM INSTRUMENTS 0.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.6%

PIMCO Short-Term Floating NAV Portfolio III		381,647	3,763

Total Short-Term Instruments (Cost $3,763)			3,763

Total Investments in Affiliates (Cost $3,763)			3,763

Total Investments 152.5% (Cost $891,323)			$934,303

Financial Derivative Instruments (e)(g) 0.7% (Cost or Premiums, net $(1,041))			4,087

Other Assets and Liabilities, net (53.2)%			(325,621)

Net Assets 100.0%			$612,769

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

26	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
**	Contingent convertible security.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	(0.050)%	03/31/2021	04/01/2021	$885	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2030	$(887)	$885	$885
	(0.040)	03/31/2021	04/01/2021	2,271	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2031	(2,274)	2,271	2,271

Total Repurchase Agreements						$(3,161)	$3,156	$3,156

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	0.070%	03/22/2021	04/22/2021	$(78,198)	$(78,199)
BSN	0.090	03/16/2021	04/16/2021	(177,735)	(177,742)
DEU	0.020	03/29/2021	04/01/2021	(4,186)	(4,186)
GRE	0.070	03/26/2021	04/09/2021	(7,819)	(7,819)
JPS	(0.070)	03/24/2021	04/07/2021	(14,485)	(14,485)
	(0.070)	04/01/2021	04/07/2021	(12,206)	(12,206)
	0.020	03/04/2021	04/05/2021	(5,829)	(5,829)

Total Reverse Repurchase Agreements					$(300,466)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BPG	(0.030)%	03/23/2021	04/06/2021	$(1,445)	$(1,445)
GSC	0.070	03/23/2021	04/06/2021	(5,568)	(5,568)

Total Sale-Buyback Transactions					$(7,013)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Treasury Obligations (0.1)%
U.S. Treasury Inflation Protected Securities	0.125%	07/15/2030	$816	$(884)	$(887)

Total Short Sales (0.1)%				$(884)	$(887)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(78,199)	$0	$0	$(78,199)	$77,835	$(364)
BOS	3,156	0	0	0	3,156	(3,161)	(5)
BSN	0	(177,742)	0	0	(177,742)	177,101	(641)
DEU	0	(4,186)	0	0	(4,186)	4,105	(81)
GRE	0	(7,819)	0	0	(7,819)	7,785	(34)
JPS	0	(32,520)	0	0	(32,520)	20,297	(12,223)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	27

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Master Securities Forward Transaction Agreement
BPG	$0	$0	$(1,445)	$0	$(1,445)	$1,417	$(28)
GSC	0	0	(5,568)	0	(5,568)	5,536	(32)
MBC	0	0	0	(887)	(887)	0	(887)

Total Borrowings and Other Financing Transactions	$3,156	$(300,466)	$(7,013)	$(887)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(4,186)	$(284,074)	$0	$0	$(288,260)

Total	$(4,186)	$(284,074)	$0	$0	$(288,260)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(7,013)	0	0	(7,013)

Total	$0	$(7,013)	$0	$0	$(7,013)

Total Borrowings	$(4,186)	$(291,087)	$0	$0	$(295,273)

Payable for reverse repurchase agreements and sale-buyback financing transactions(4)					$(295,273)

(d)	Securities with an aggregate market value of $298,274 and cash of $260 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(385,975) at a weighted average interest rate of 0.229%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(12,206) is outstanding at period end.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 114.200 on Euro-Schatz Bond June 2021 Futures(1)	05/2021	1,626	$10	$(1)	$0	$0
Call Options Strike @ EUR 139.500 on Euro-Bobl June 2021 Futures(1)	05/2021	35	0	0	0	0
Call Options Strike @ EUR 161.500 on Euro-BTP Italy Government Bond June 2021 Futures(1)	05/2021	107	1	0	0	0
Euro-Bobl June Futures	06/2021	18	2,851	1	1	(5)
Euro-Bund 10-Year Bond June Futures	06/2021	131	26,313	(54)	43	(95)
Gold 100 oz. June Futures	06/2021	7	1,201	21	21	0
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond June 2021 Futures(1)	05/2021	203	2	0	0	0
U.S. Treasury 5-Year Note June Futures	06/2021	332	40,968	(276)	0	(58)
U.S. Treasury 10-Year Note June Futures	06/2021	146	19,117	(236)	0	(37)

				$(545)	$65	$(195)

28	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note June Futures	06/2021	7	$(622)	$0	$1	$0
Australia Government 10-Year Bond June Futures	06/2021	6	(629)	(1)	5	0
Euro-BTP Italy Government Bond June Futures	06/2021	113	(19,786)	9	62	(37)
Euro-Buxl 30-Year Bond June Futures	06/2021	66	(15,947)	9	93	(66)
Euro-Schatz June Futures	06/2021	915	(120,286)	(59)	59	(11)
Japan Government 10-Year Bond June Futures	06/2021	13	(17,747)	(28)	36	0
U.S. Treasury 2-Year Note June Futures	06/2021	148	(32,668)	25	9	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	361	(51,871)	1,663	124	0
U.S. Treasury 30-Year Bond June Futures	06/2021	47	(7,266)	283	21	(17)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	69	(12,504)	466	92	0

				$2,367	$502	$(131)

Total Futures Contracts				$1,822	$567	$(326)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.463%	$100	$(5)	$6	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	8,700	$(412)	$(389)	$(801)	$0	$(33)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	3-Month EUR-EURIBOR	0.526%	Annual	11/21/2023	EUR	24,100	$0	$(14)	$(14)	$0	$(6)
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	(102)	(98)	7	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	64,000	(1)	(9)	(10)	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		60,000	(1)	(9)	(10)	1	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		274,770	(15)	(59)	(74)	4	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031	EUR	8,700	(64)	(79)	(143)	0	(33)
Pay	CPURNSA	1.345	Maturity	07/02/2021	$	13,400	0	(326)	(326)	0	(45)
Pay	CPURNSA	1.370	Maturity	07/06/2021		21,200	0	(516)	(516)	0	(68)
Pay	CPURNSA	2.200	Maturity	07/08/2021		16,200	0	(391)	(391)	0	(51)
Pay	CPURNSA	1.690	Maturity	08/07/2021		1,500	0	(33)	(33)	0	(4)
Pay	CPURNSA	1.825	Maturity	08/14/2021		200	0	(4)	(4)	0	0
Pay	CPURNSA	1.840	Maturity	08/14/2021		8,000	0	(156)	(156)	0	(18)
Pay	CPURNSA	2.200	Maturity	01/21/2022		200	0	(1)	(1)	0	0
Receive	CPURNSA	2.155	Maturity	02/04/2022		16,780	19	93	112	5	0
Receive	CPURNSA	2.560	Maturity	05/08/2023		1,700	(276)	112	(164)	0	(1)
Pay	CPURNSA	1.998	Maturity	07/25/2029		2,300	2	(93)	(91)	0	(1)
Pay	CPURNSA	1.883	Maturity	11/20/2029		9,400	9	(531)	(522)	0	(5)
Receive	CPURNSA	2.311	Maturity	02/24/2031		3,700	3	72	75	4	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021	EUR	550	0	(11)	(11)	1	0
Pay	UKRPI	3.220	Maturity	03/15/2022	GBP	4,200	0	(4)	(4)	2	0
Pay	UKRPI	3.330	Maturity	01/15/2025		13,100	388	(138)	250	20	0
Pay	UKRPI	3.438	Maturity	01/15/2030		9,000	0	(70)	(70)	0	(3)
Pay	UKRPI	3.566	Maturity	03/15/2036		700	0	(13)	(13)	0	0
Pay	UKRPI	3.580	Maturity	03/15/2036		1,500	(8)	(14)	(22)	0	0

							$60	$(2,296)	$(2,236)	$45	$(235)

Total Swap Agreements							$(357)	$(2,679)	$(3,036)	$45	$(268)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	29

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$567	$45	$612	$0	$(326)	$(268)	$(594)

(f)

Securities with an aggregate market value of $3,887 and cash of $2,198 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	DKK	50,435		$8,245	$294	$0
	04/2021	GBP	10,773		15,252	400	0
	04/2021		$8,486	DKK	53,407	0	(66)
	04/2021		10,356	EUR	8,817	0	(16)
	05/2021	EUR	8,817		$10,362	16	0
	05/2021		$7	RUB	523	0	0
	07/2021	DKK	53,407		$8,499	67	0

BPS	04/2021	EUR	1,480		1,746	10	0

BRC	04/2021	GBP	358		498	4	0

CBK	04/2021	AUD	2,468		1,912	37	0
	04/2021	DKK	34,671		5,674	208	0
	04/2021	JPY	24,500		230	8	0
	04/2021	PEN	747		206	6	0
	04/2021		$758	CAD	955	2	0
	04/2021		6,558	DKK	41,410	0	(29)
	04/2021		201	PEN	747	0	(1)
	05/2021	CAD	955		$758	0	(2)
	06/2021		$18	RUB	1,379	0	(1)
	07/2021	DKK	41,410		$6,567	29	0
	08/2021	MXN	5,835		279	0	(3)
	09/2021	PEN	747		201	2	0

GLM	04/2021	NZD	988		708	18	0
	04/2021		$6	RUB	436	0	0
	05/2021		4		279	0	0

HUS	04/2021	AUD	893		$692	14	0
	04/2021	CAD	955		754	0	(6)

30	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2021	DKK	6,550		$1,069	$37	$0
	04/2021	EUR	7,337		8,677	72	0
	04/2021	NZD	2,501		1,816	69	0
	04/2021		$900	DKK	5,550	0	(25)
	04/2021		1,000	GBP	717	0	(12)
	05/2021		4	RUB	287	0	0

JPM	04/2021		7,312	DKK	46,167	0	(33)
	07/2021	DKK	46,167		$7,323	34	0

MYI	04/2021		16,086		2,627	91	0
	04/2021		$17,944	JPY	1,977,980	0	(80)
	05/2021	JPY	1,977,980		$17,950	80	0

SCX	04/2021	BRL	439		81	3	0
	04/2021	EUR	42,914		52,132	1,806	0
	04/2021		$77	BRL	439	1	0
	04/2021		14,327	GBP	10,414	30	0
	05/2021	EUR	42,914		$50,466	111	0
	05/2021	GBP	10,414		14,328	0	(30)
	06/2021		$174	IDR	2,527,846	0	(2)

SOG	04/2021	JPY	1,953,480		$18,491	847	0

UAG	04/2021	DKK	38,792		6,355	240	0
	04/2021		$13	RUB	943	0	0
	05/2021		4		288	0	0

Total Forward Foreign Currency Contracts						$4,536	$(306)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	2,200	$2	$357
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	3,090	236	501

BRC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	1,410	105	229

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	08/24/2021	25,100	90	26
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	2,100	153	343

							$586	$1,456

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2051	$66.000	04/07/2021	10,000	$1	$0

Total Purchased Options					$587	$1,456

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	300	$(1)	$(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	1,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,900	(2)	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	200	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,100	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	900	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	2,200	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	900	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	1,500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,500	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,100	(1)	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	1,100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,100	(2)	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	31

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800%	04/21/2021	800	$ (1)	$ 0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	900	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	700	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	1,100	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	1,100	(1)	(1)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	300	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	900	(1)	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	600	0	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	1,300	(1)	0

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	200	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	700	0	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	1,200	(2)	0

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	200	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	1,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	1,900	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	900	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	900	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	900	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	800	(1)	(1)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	900	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,000	(1)	0

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,000	(1)	0

						$ (44)	$ (11)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	9,000	$(409)	$(13)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	4,100	(30)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	300	(2)	0

						$(441)	$(13)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	6,600	$0	$(324)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	9,240	(230)	(455)

BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	4,160	(102)	(205)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	5,910	(40)	(58)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.526	11/17/2022	48,200	(75)	(55)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	100	(1)	(1)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.550	08/24/2021	50,200	(79)	(23)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	7,190	(51)	(71)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	6,400	(155)	(314)

							$ (733)	$(1,506)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	600	$(2)	$(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	300	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	300	(1)	(2)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	300	(1)	(1)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	200	(1)	(5)

32	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	$102.117	05/06/2021	400	$(2)	$(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	1,000	(6)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	300	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	400	(2)	(3)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	200	(1)	(1)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	300	(1)	(1)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	200	(1)	(1)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	400	(2)	(2)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	300	(1)	(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	700	(2)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	100	0	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	300	(1)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	100	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	100	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	300	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	100	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	100	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	100	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	500	(3)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	600	(4)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	600	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	100	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	200	(1)	(1)

					$(53)	$(87)

Total Written Options					$(1,271)	$(1,617)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$777	$0	$0	$777	$(82)	$(1)	$0	$(83)	$694	$(540)	$154
BPS	10	858	0	868	0	(780)	0	(780)	88	0	88
BRC	4	229	0	233	0	(208)	0	(208)	25	0	25
CBK	292	0	0	292	(36)	0	0	(36)	256	(260)	(4)
DUB	0	0	0	0	0	(58)	0	(58)	(58)	0	(58)
FAR	0	0	0	0	0	(18)	0	(18)	(18)	0	(18)
FBF	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
GLM	18	0	0	18	0	(68)	0	(68)	(50)	(390)	(440)
GSC	0	0	0	0	0	(20)	0	(20)	(20)	0	(20)
GST	0	0	0	0	0	(4)	0	(4)	(4)	215	211
HUS	192	0	0	192	(43)	0	0	(43)	149	0	149
JPM	34	0	0	34	(33)	(50)	0	(83)	(49)	0	(49)
MYC	0	369	0	369	0	(408)	0	(408)	(39)	(238)	(277)
MYI	171	0	0	171	(80)	0	0	(80)	91	0	91
SCX	1,951	0	0	1,951	(32)	0	0	(32)	1,919	(1,650)	269
SOG	847	0	0	847	0	0	0	0	847	(680)	167
UAG	240	0	0	240	0	0	0	0	240	0	240

Total Over the Counter	$4,536	$1,456	$0	$5,992	$(306)	$(1,617)	$0	$(1,923)

(h)

Securities with an aggregate market value of $215 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	33

Schedule of Investments	PIMCO Long-Term Real Return Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$21	$0	$0	$0	$546	$567
Swap Agreements	0	0	0	0	45	45

	$21	$0	$0	$0	$591	$612

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,536	$0	$4,536
Purchased Options	0	0	0	0	1,456	1,456

	$0	$0	$0	$4,536	$1,456	$5,992

	$21	$0	$0	$4,536	$2,047	$6,604

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$326	$326
Swap Agreements	0	33	0	0	235	268

	$0	$33	$0	$0	$561	$594

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$306	$0	$306
Written Options	0	11	0	0	1,606	1,617

	$0	$11	$0	$306	$1,606	$1,923

	$0	$44	$0	$306	$2,167	$2,517

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	41	41
Futures	1,186	0	0	0	(1,238)	(52)
Swap Agreements	0	102	0	0	(1,287)	(1,185)

	$1,186	$102	$0	$0	$(2,485)	$(1,197)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,776)	$0	$(9,776)
Purchased Options	0	0	0	(144)	2,311	2,167
Written Options	0	245	0	0	(259)	(14)
Swap Agreements	0	0	0	0	(322)	(322)

	$0	$245	$0	$(9,920)	$1,730	$(7,945)

	$1,186	$347	$0	$(9,920)	$(755)	$(9,142)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$24	$0	$0	$0	$3,847	$3,871
Swap Agreements	0	(2,335)	0	0	(609)	(2,944)

	$24	$(2,335)	$0	$0	$3,238	$927

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,327	$0	$4,327
Purchased Options	0	0	0	0	(1,404)	(1,404)
Written Options	0	1,320	0	0	423	1,743
Swap Agreements	0	0	0	0	355	355

	$0	$1,320	$0	$4,327	$(626)	$5,021

	$24	$(1,015)	$0	$4,327	$2,612	$5,948

34	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$29,547	$0	$29,547
Industrials	0	2,763	0	2,763
Utilities	0	1,716	0	1,716
U.S. Government Agencies	0	40,530	0	40,530
U.S. Treasury Obligations	0	670,445	0	670,445
Non-Agency Mortgage-Backed Securities	0	46,697	0	46,697
Asset-Backed Securities	0	64,443	0	64,443
Sovereign Issues	0	71,068	0	71,068
Preferred Securities
Banking & Finance	0	175	0	175
Short-Term Instruments
Repurchase Agreements	0	3,156	0	3,156

	$0	$930,540	$0	$930,540

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,763	$0	$0	$3,763

Total Investments	$3,763	$930,540	$0	$934,303

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(887)	$0	$(887)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	567	45	0	612
Over the counter	0	5,992	0	5,992

	$567	$6,037	$0	$6,604

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(326)	(268)	0	(594)
Over the counter	0	(1,923)	0	(1,923)

	$(326)	$(2,191)	$0	$(2,517)

Total Financial Derivative Instruments	$241	$3,846	$0	$4,087

Totals	$4,004	$933,499	$0	$937,503

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	35

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 153.2%

CORPORATE BONDS & NOTES 5.8%

BANKING & FINANCE 5.0%

American Tower Corp.
3.000% due 06/15/2023		$161	$169

Aviation Capital Group LLC
2.875% due 01/20/2022		161	163

Avolon Holdings Funding Ltd.
3.950% due 07/01/2024		643	673

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)**	EUR	400	501

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,367	1,424

Crown Castle International Corp.
3.150% due 07/15/2023		2,734	2,897

Deutsche Bank AG
4.250% due 10/14/2021		4,986	5,079

Five Corners Funding Trust
4.419% due 11/15/2023		100	110

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		1,046	1,073

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	1,126	2,156

Jyske Realkredit A/S
0.500% due 10/01/2043	DKK	6,100	927
1.000% due 10/01/2050		60,411	9,312
1.000% due 10/01/2053		16,600	2,519
2.500% due 10/01/2047		3	0

Lloyds Banking Group PLC
0.987% (US0003M + 0.800%) due 06/21/2021 ~		$1,046	1,048

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.652% due 09/19/2022		200	206
3.406% due 02/28/2022		800	818

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		1,528	1,562
4.519% due 06/25/2024 •		965	1,042
8.625% due 08/15/2021 •(f)**		1,062	1,090

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		161	162
2.600% due 09/28/2022		161	165
3.450% due 03/15/2023		80	84
3.650% due 09/21/2021		161	163

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	2,500	380
1.000% due 10/01/2050		62,295	9,610
2.500% due 10/01/2047		1	0

Nykredit Realkredit A/S
0.500% due 10/01/2043		33,400	5,073
1.000% due 10/01/2050		37,891	5,839
2.500% due 10/01/2047		3	0

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$80	84

Realkredit Danmark A/S
1.000% due 10/01/2053	DKK	46,800	7,101
2.500% due 04/01/2047		11	2

UniCredit SpA
7.830% due 12/04/2023		$3,740	4,361

			65,793

INDUSTRIALS 0.7%

Bayer U.S. Finance LLC
3.000% due 10/08/2021		965	978

Charter Communications Operating LLC
4.464% due 07/23/2022		241	251

Cox Communications, Inc.
3.250% due 12/15/2022		402	420

Daimler Finance North America LLC
3.750% due 11/05/2021		965	984

Discovery Communications LLC
2.950% due 03/20/2023		43	45

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Transfer Operating LP
3.600% due 02/01/2023	$80	$83

Enterprise Products Operating LLC
3.350% due 03/15/2023	161	169

Huntsman International LLC
5.125% due 11/15/2022	322	340

Imperial Brands Finance PLC
3.500% due 02/11/2023	200	208
3.750% due 07/21/2022	200	207

JT International Financial Services BV
3.500% due 09/28/2023	200	215

Microchip Technology, Inc.
3.922% due 06/01/2021	1,367	1,375

Mitsubishi Corp.
2.625% due 07/14/2022	400	411

NXP BV
3.875% due 09/01/2022	200	209

Panasonic Corp.
2.536% due 07/19/2022	400	409

RELX Capital, Inc.
3.500% due 03/16/2023	80	84

Suntory Holdings Ltd.
2.550% due 06/28/2022	500	512

Toyota Tsusho Corp.
3.625% due 09/13/2023	800	856

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	174	179

VMware, Inc.
3.900% due 08/21/2027	161	176

Volkswagen Group of America Finance LLC
1.051% (US0003M + 0.860%) due 09/24/2021 ~	500	502

		8,613

UTILITIES 0.1%

Duke Energy Corp.
2.400% due 08/15/2022	80	82

Petrobras Global Finance BV
5.093% due 01/15/2030	1,161	1,208

Sempra Energy
4.050% due 12/01/2023	241	260

		1,550

Total Corporate Bonds & Notes (Cost $75,015)		75,956

U.S. GOVERNMENT AGENCIES 6.5%

Fannie Mae
1.579% due 09/01/2044 - 10/01/2044 •	10	11

Freddie Mac
0.706% due 12/15/2037 •	60	61
2.010% due 07/01/2036 •	41	43
2.139% due 09/01/2036 •	23	24
2.229% due 10/01/2036 •	21	21

Ginnie Mae
0.599% due 08/20/2068 •	1,876	1,859

Uniform Mortgage-Backed Security
4.000% due 09/01/2048 - 03/01/2049	185	198

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2051	77,000	82,619

Total U.S. Government Agencies (Cost $85,059)		84,836

U.S. TREASURY OBLIGATIONS 96.4%

U.S. Treasury Bonds
1.625% due 11/15/2050 (h)	20,095	16,751

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022	59,716	61,418
0.125% due 07/15/2022 (j)	32,492	33,785
0.125% due 01/15/2023 (h)(j)	109,823	115,198

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 07/15/2024 (h)(j)		$95,450	$103,298
0.125% due 10/15/2024		6,422	6,949
0.125% due 04/15/2025 (h)		113,812	123,251
0.125% due 10/15/2025		50,400	54,928
0.125% due 07/15/2026		72,213	78,958
0.125% due 01/15/2030 (l)		3,202	3,468
0.125% due 07/15/2030		6,291	6,834
0.125% due 01/15/2031 (h)		36,473	39,298
0.375% due 07/15/2023		19,433	20,809
0.375% due 07/15/2025		64,729	71,337
0.375% due 07/15/2027		17,324	19,225
0.500% due 04/15/2024 (h)(j)		98,615	106,925
0.625% due 07/15/2021		5,454	5,543
0.625% due 04/15/2023 (h)		138,757	147,655
0.625% due 01/15/2024 (h)		162,914	176,673
0.625% due 01/15/2026 (h)		49,402	54,958
0.625% due 02/15/2043		391	443
1.375% due 02/15/2044		2,889	3,780
1.750% due 01/15/2028		643	774
2.125% due 02/15/2040		2,172	3,119
2.125% due 02/15/2041		893	1,294
3.875% due 04/15/2029		2,875	4,038

Total U.S. Treasury Obligations (Cost $1,216,868)			1,260,709

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.5%

Alliance Bancorp Trust
0.349% due 07/25/2037 •		2,068	1,930

AREIT Trust
2.726% due 04/15/2037 •		2,171	2,204

Bancorp Commercial Mortgage Trust
1.156% due 09/15/2036 •		496	496

BCAP LLC Trust
2.825% due 04/26/2036 ~		369	329

Bear Stearns Adjustable Rate Mortgage Trust
3.056% due 02/25/2036 ^~		188	187
3.216% due 01/25/2035 ~		37	39
3.263% due 07/25/2036 ^~		72	71

Bear Stearns ALT-A Trust
2.762% due 05/25/2035 ~		661	675

Chase Mortgage Finance Trust
2.866% due 12/25/2035 ^~		16	16

Citigroup Mortgage Loan Trust
2.400% due 03/25/2034 ~		38	39
2.570% due 05/25/2035 •		2	2

Countrywide Alternative Loan Trust
0.329% due 06/25/2046 •		8	12
5.500% due 11/25/2035 ^		64	61

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2035		114	116
6.000% due 04/25/2036		228	173

Countrywide Home Loan Reperforming REMIC Trust
0.449% due 06/25/2035 •		36	34

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
0.809% due 10/25/2035 ^•		252	130

Credit Suisse Mortgage Capital Certificates
6.225% due 10/26/2036 ~		14	14

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		288	184

Great Hall Mortgages PLC
0.211% due 03/18/2039 •	GBP	60	82
0.231% due 06/18/2038 •		59	80

GS Mortgage Securities Trust
4.592% due 08/10/2043		$115	115

GSR Mortgage Loan Trust
2.841% due 09/25/2035 ~		9	9
3.018% due 01/25/2036 ^~		48	49

HarborView Mortgage Loan Trust
0.550% due 05/19/2035 •		274	264

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	3,679	5,092

HomeBanc Mortgage Trust
0.649% due 10/25/2035 •		$26	27

36	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
0.669% due 07/25/2035 •		$1,995	$1,675

Residential Asset Securitization Trust
0.509% due 05/25/2035 •		756	563
5.750% due 03/25/2037 ^		221	123

Structured Adjustable Rate Mortgage Loan Trust
3.157% due 03/25/2036 ^~		128	114

Structured Asset Mortgage Investments Trust
0.529% due 04/25/2036 •		6	6

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	3,420	4,745

WaMu Mortgage Pass-Through Certificates Trust
3.334% due 08/25/2036 ^~		$6	6

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		49	47

Wells Fargo Mortgage-Backed Securities Trust
2.916% due 10/25/2036 ~		4	4

Total Non-Agency Mortgage-Backed Securities (Cost $19,126)			19,713

ASSET-BACKED SECURITIES 9.0%

ACE Securities Corp. Home Equity Loan Trust
1.234% due 04/25/2035 •		1,144	1,110
1.909% due 06/25/2034 •		30	29

Adagio CLO DAC
0.000% due 10/15/2031 •	EUR	300	352

AlbaCore EURO CLO DAC
1.530% due 07/18/2031 •		600	707

AMMC CLO Ltd.
1.478% due 07/24/2029 •		$1,978	1,981

Anchorage Capital CLO Ltd.
1.601% due 10/20/2031 •		3,300	3,310

Ares European CLO
0.000% due 10/15/2030 •(a)	EUR	600	704

Argent Mortgage Loan Trust
0.349% due 05/25/2035 •		$412	385

Armada Euro CLO DAC
0.000% due 07/15/2031 •	EUR	400	469

Aurium CLO DAC
0.680% due 10/13/2029 •		951	1,116

Babson Euro CLO BV
0.277% due 10/25/2029 •		207	243

Bain Capital Euro DAC
0.000% due 01/20/2032 «•(a)		1,200	1,408

Barings Euro CLO BV
0.680% due 07/27/2030 •		501	588

BlueMountain Fuji EUR CLO DAC
0.910% due 01/15/2033 •		3,200	3,742

Bosphorus CLO DAC
0.820% due 12/15/2030 •		1,000	1,172

Cathedral Lake CLO Ltd.
1.049% due 07/15/2029 «•(a)		$1,600	1,600

CIFC Funding Ltd.
1.078% due 10/25/2027 •		1,242	1,240

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		1,026	1,033
1.609% due 10/25/2037 •		400	408

Citigroup Mortgage Loan Trust
0.379% due 05/25/2037 •		3,400	3,153
0.569% due 12/25/2036 •		43	35

Citigroup Mortgage Loan Trust, Inc.
0.604% due 10/25/2036 •		1,046	1,021

Countrywide Asset-Backed Certificates
0.249% due 05/25/2035 •		100	96
0.249% due 07/25/2037 •		446	422
0.299% due 11/25/2037 •		6,380	6,103
0.309% due 09/25/2037 •		117	103
0.359% due 03/25/2037 •		965	925
0.589% due 05/25/2036 •		3,483	2,940
5.805% due 04/25/2036 ^~		543	521

Crown Point CLO Ltd.
1.163% due 07/17/2028 •		157	157

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	246	$289

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		$447	447

First Franklin Mortgage Loan Trust
0.228% due 12/25/2037 •		2,368	2,288
0.814% due 11/25/2036 •		2,332	2,292
0.979% due 09/25/2035 •		5,164	5,158

Flagship CLO Ltd.
1.073% due 01/16/2026 •		287	287

Fremont Home Loan Trust
0.244% due 10/25/2036 •		601	552
0.844% due 07/25/2035 •		59	59

GSAMP Trust
0.844% due 09/25/2035 ^•		44	44
1.084% due 03/25/2035 ^•		606	590

Halcyon Loan Advisors Funding Ltd.
1.143% due 04/20/2027 •		240	240

Harvest CLO DAC
0.000% due 07/15/2031 •(a)	EUR	800	938

Home Equity Mortgage Loan Asset-Backed Trust
0.329% due 04/25/2037 •		$500	432

HSI Asset Securitization Corp. Trust
0.379% due 02/25/2036 •		402	395

ICG U.S. CLO Ltd.
1.622% due 10/22/2031 •		3,200	3,210

IndyMac Mortgage Loan Trust
0.179% due 07/25/2036 •		4,159	1,656

JMP Credit Advisors CLO Ltd.
1.073% due 01/17/2028 •		278	278

KKR CLO Ltd.
0.000% due 07/15/2030 •(a)		800	800

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		3,770	3,167

Lehman XS Trust
5.244% due 06/25/2036 þ		1,232	1,253

LoanCore Issuer Ltd.
1.236% due 05/15/2036 •		1,769	1,769

Long Beach Mortgage Loan Trust
0.229% due 08/25/2036 •		354	192

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	500	588

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		600	704

Marlette Funding Trust
2.690% due 09/17/2029		$86	86

MASTR Asset-Backed Securities Trust
0.449% due 06/25/2036 •		1,216	1,177

Merrill Lynch Mortgage Investors Trust
0.319% due 02/25/2037 •		6,227	2,616
0.829% due 05/25/2036 •		81	80

MidOcean Credit CLO
0.000% due 02/20/2031 •(a)		700	700
1.041% due 04/15/2027 •		134	135

Monarch Grove CLO
1.098% due 01/25/2028 •		1,047	1,047

Mountain View CLO Ltd.
1.041% due 10/15/2026 •		105	105
1.045% due 10/13/2027 •		1,092	1,092

NovaStar Mortgage Funding Trust
0.814% due 01/25/2036 •		1,458	1,454

Ocean Trails CLO
0.987% due 07/15/2028 •(a)		2,800	2,800

Octagon Investment Partners Ltd.
1.091% due 07/15/2027 •		366	366

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	2,700	3,168

Popular ABS Mortgage Pass-Through Trust
1.834% due 06/25/2035 •		$1,349	1,375

Renaissance Home Equity Loan Trust
1.209% due 09/25/2037 •		3,447	1,768

Residential Asset Securities Corp. Trust
0.389% due 09/25/2036 •		3,500	3,400
0.589% due 08/25/2036 •		1,475	1,327

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
0.609% due 05/25/2036 •		$4,474	$3,118
0.784% due 10/25/2035 •		6,700	6,636

Sound Point CLO Ltd.
1.161% due 01/23/2029 •		700	700

Soundview Home Loan Trust
0.309% due 06/25/2037 •		3,837	3,179

Structured Asset Securities Corp.
0.769% due 02/25/2035 •		59	59

Structured Asset Securities Corp. Mortgage Loan Trust
0.679% due 10/25/2036 •		1,564	1,541

Symphony CLO Ltd.
1.121% due 04/15/2028 •		433	434
1.184% due 07/14/2026 •		582	583

TCW CLO Ltd.
1.274% due 10/20/2031 •		3,128	3,130

Telos CLO Ltd.
1.173% due 04/17/2028 •		437	437

TICP CLO Ltd.
1.064% due 04/20/2028 •		1,239	1,240

Tralee CLO Ltd.
1.254% due 10/20/2027 •		460	460

Venture CLO Ltd.
1.091% due 01/15/2028 •		4,269	4,270
1.121% due 04/15/2027 •		1,214	1,215
1.121% due 07/15/2027 •		643	643

Vibrant CLO Ltd.
1.235% due 09/15/2030 •(a)		1,000	1,000

Wells Fargo Home Equity Asset-Backed Securities Trust
2.509% due 12/25/2034 •		563	587

WhiteHorse Ltd.
1.153% due 04/17/2027 •		719	720

Wind River CLO Ltd.
1.111% due 10/15/2027 •		99	99

Total Asset-Backed Securities (Cost $114,224)			117,448

SOVEREIGN ISSUES 9.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		541	178
0.125% due 07/09/2035 þ		354	102

Australia Government International Bond
1.250% due 02/21/2022 (e)	AUD	8,083	6,317
3.000% due 09/20/2025 (e)		8,036	7,255

Autonomous City of Buenos Aires
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	5,396	37

Canada Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	4,301	4,456

Denmark Government Bond
0.100% due 11/15/2023 (e)	DKK	15,169	2,499

France Government International Bond
2.100% due 07/25/2023 (e)	EUR	2,210	2,818

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (e)		17,019	21,819
1.400% due 05/26/2025 (e)		33,935	42,581

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	779,944	7,114
0.100% due 03/10/2029 (e)		671,655	6,118

Mexico Government International Bond
4.500% due 11/22/2035 (e)	MXN	5,745	322

New Zealand Government International Bond
3.000% due 09/20/2030 (e)	NZD	11,470	10,417

Peru Government International Bond
5.940% due 02/12/2029	PEN	3,941	1,195

Qatar Government International Bond
3.875% due 04/23/2023		$1,448	1,545

Saudi Government International Bond
4.000% due 04/17/2025		2,469	2,722

Total Sovereign Issues (Cost $114,198)			117,495

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	37

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.3%

CONSUMER DISCRETIONARY 0.3%

Hilton Worldwide Holdings, Inc. (b)	14,736	$1,782

Marriott International, Inc. ‘A’ (b)	14,736	2,182

Total Common Stocks (Cost $3,547)		3,964

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Banco Santander S.A.
6.250% due 09/11/2021 •(f)**	400,000	480

Bank of America Corp.
5.875% due 03/15/2028 •(f)	917,000	1,001

Total Preferred Securities (Cost $1,368)		1,481

REAL ESTATE INVESTMENT TRUSTS 24.1%

REAL ESTATE 24.1%

Agree Realty Corp.	40,081	2,698

American Homes 4 Rent ‘A’	339,294	11,312

American Tower Corp.	33,548	8,020

Americold Realty Trust	218,891	8,421

AvalonBay Communities, Inc.	102,143	18,846

Boston Properties, Inc.	68,094	6,895

Camden Property Trust	87,992	9,671

CoreSite Realty Corp.	28,022	3,358

Crown Castle International Corp.	3,624	624

CubeSmart	77,575	2,935

Digital Realty Trust, Inc.	38,096	5,365

Douglas Emmett, Inc.	81,871	2,571

Duke Realty Corp.	302,624	12,689

Equinix, Inc.	17,343	11,786

Equity LifeStyle Properties, Inc.	193,748	12,330

	SHARES	MARKET VALUE (000S)

Essex Property Trust, Inc.	44,265	$12,033

Extra Space Storage, Inc.	40,936	5,426

Federal Realty Investment Trust	50,774	5,151

First Industrial Realty Trust, Inc.	151,956	6,958

Gaming and Leisure Properties, Inc.	96,936	4,113

Healthcare Realty Trust, Inc.	147,772	4,480

Healthcare Trust of America, Inc. ‘A’	191,270	5,275

Healthpeak Properties, Inc.	403,487	12,807

Hudson Pacific Properties, Inc.	167,716	4,550

Invitation Homes, Inc.	531,409	17,000

JBG SMITH Properties	57,520	1,828

Kimco Realty Corp.	120,885	2,267

Life Storage, Inc.	41,541	3,570

MGM Growth Properties LLC	486,123	15,857

Mid-America Apartment Communities, Inc.	61,102	8,821

Park Hotels & Resorts, Inc.	177,387	3,828

Public Storage	10,917	2,694

QTS Realty Trust, Inc. ‘A’	107,639	6,678

Realty Income Corp.	160,124	10,168

Regency Centers Corp.	67,892	3,850

Retail Opportunity Investments Corp.	158,285	2,512

Rexford Industrial Realty, Inc.	119,323	6,014

SBA Communications Corp.	37,109	10,300

Simon Property Group, Inc.	43,665	4,968

Sun Communities, Inc.	133,744	20,067

Sunstone Hotel Investors, Inc.	200,716	2,501

UDR, Inc.	230,704	10,119

Weingarten Realty Investors	136,452	3,672

Total Real Estate Investment Trusts (Cost $242,518)		315,028

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (g) 0.4%
			$5,298

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
18.885% due 06/30/2021 - 09/13/2021 (c)(d)	ARS	53,790	378

Total Short-Term Instruments (Cost $5,672)			5,676

Total Investments in Securities (Cost $1,877,595)			2,002,306

		SHARES
INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.7%

PIMCO Short-Term Floating NAV Portfolio III		2,292,272	22,602

Total Short-Term Instruments (Cost $22,603)			22,602

Total Investments in Affiliates (Cost $22,603)			22,602

Total Investments 154.9% (Cost $1,900,198)			$2,024,908

Financial Derivative Instruments (i)(k) 4.0% (Cost or Premiums, net $(6,024))			52,538

Other Assets and Liabilities, net (58.9)%			(769,813)

Net Assets 100.0%			$1,307,633

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
**	Contingent convertible security.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

38	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	(0.040)%	03/31/2021	04/01/2021	$5,298	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2031	$(5,306)	$5,298	$5,298

Total Repurchase Agreements						$(5,306)	$5,298	$5,298

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	(0.030)%	03/31/2021	04/14/2021	$(2,539)	$(2,539)
BSN	0.090	03/16/2021	04/16/2021	(176,586)	(176,593)
IND	0.060	03/24/2021	04/07/2021	(10,652)	(10,652)
	0.090	03/02/2021	04/05/2021	(17,856)	(17,857)
	0.090	03/09/2021	04/08/2021	(171,414)	(171,424)
JPS	(0.070)	03/24/2021	04/07/2021	(31,139)	(31,139)
	(0.070)	04/01/2021	04/07/2021	(25,823)	(25,823)
	0.020	03/04/2021	04/05/2021	(14,872)	(14,873)
	0.120	02/02/2021	04/05/2021	(739)	(739)
NOM	0.080	03/18/2021	04/19/2021	(15,603)	(15,603)
STR	0.050	03/31/2021	04/01/2021	(165,681)	(165,681)
	0.050	04/01/2021	04/05/2021	(165,620)	(165,620)

Total Reverse Repurchase Agreements					$(798,543)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$5,298	$(2,539)	$0	$2,759	$(2,805)	$(46)
BSN	0	(176,593)	0	(176,593)	176,308	(285)
DEU	0	0	0	0	(175)	(175)
IND	0	(199,933)	0	(199,933)	199,590	(343)
JPS	0	(72,574)	0	(72,574)	46,669	(25,905)
NOM	0	(15,603)	0	(15,603)	15,575	(28)
STR	0	(331,301)	0	(331,301)	169,082	(162,219)

Total Borrowings and Other Financing Transactions	$5,298	$(798,543)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(165,681)	$(441,419)	$0	$0	$(607,100)

Total Borrowings	$(165,681)	$(441,419)	$0	$0	$(607,100)

Payable for reverse repurchase agreements(4)					$(607,100)

(h)	Securities with an aggregate market value of $611,157 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(631,100) at a weighted average interest rate of 0.220%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	39

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(191,443) is outstanding at period end.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 114.200 on Euro-Schatz Bond June 2021 Futures(1)	05/2021	2,434	$ 14	$(2)	$0	$0
Call Options Strike @ EUR 161.500 on Euro-BTP Italy Government Bond June 2021 Futures(1)	05/2021	179	2	0	0	0
Euro-Bobl June Futures	06/2021	175	27,721	6	17	(51)
Euro-Bund 10-Year Bond June Futures	06/2021	202	40,574	(4)	66	(147)
Gold 100 oz. June Futures	06/2021	15	2,573	46	44	0
Put Options Strike @ EUR 130.500 on Euro-Bobl June 2021 Futures(1)	05/2021	78	0	0	0	0
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond June 2021 Futures(1)	05/2021	354	4	0	0	0
U.S. Treasury 5-Year Note June Futures	06/2021	1,907	235,321	(2,448)	0	(313)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	379	54,458	(1,545)	0	(130)

				$(3,947)	$127	$(641)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note June Futures	06/2021	118	$ (10,490)	$(4)	$12	$0
Australia Government 10-Year Bond June Futures	06/2021	40	(4,196)	(9)	32	0
Euro-BTP Italy Government Bond June Futures	06/2021	137	(23,988)	(59)	76	(45)
Euro-Buxl 30-Year Bond June Futures	06/2021	136	(32,861)	(11)	191	(137)
Euro-OAT France Government 10-Year Bond June Futures	06/2021	8	(1,519)	3	5	(3)
Euro-Schatz June Futures	06/2021	1,813	(238,336)	1	117	(21)
Japan Government 10-Year Bond June Futures	06/2021	10	(13,652)	(21)	28	0
U.S. Treasury 2-Year Note June Futures	06/2021	258	(56,947)	57	12	0
U.S. Treasury 10-Year Note June Futures	06/2021	625	(81,836)	2,064	156	0
U.S. Treasury 30-Year Bond June Futures	06/2021	734	(113,472)	4,575	321	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	76	(13,773)	723	88	0

				$7,319	$1,038	$(206)

Total Futures Contracts				$3,372	$1,165	$(847)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.463%	$	700	$(41)	$51	$10	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	10,400	$(576)	$(382)	$(958)	$0	$(39)

40	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	3-Month EUR-EURIBOR	0.526%	Annual	11/21/2023	EUR	45,500	$0	$(27)	$(27)	$0	$(11)
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	8,100	25	(686)	(661)	45	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	190,000	(4)	(26)	(30)	2	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		613,200	(33)	(132)	(165)	9	0
Receive	CPTFEMU	0.090	Maturity	05/15/2022	EUR	10,200	0	204	204	0	0
Receive	CPTFEMU	0.330	Maturity	07/15/2022		3,500	0	76	76	6	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031		8,200	(56)	(79)	(135)	0	(32)
Pay	CPTFEMU	1.243	Maturity	08/15/2039		930	0	(75)	(75)	0	(5)
Pay	CPURNSA	1.825	Maturity	08/14/2021	$	17,400	0	(342)	(342)	0	(40)
Pay	CPURNSA	1.840	Maturity	08/14/2021		19,600	(1)	(382)	(383)	0	(45)
Pay	CPURNSA	2.180	Maturity	01/19/2022		4,100	0	(26)	(26)	0	(2)
Pay	CPURNSA	2.200	Maturity	01/21/2022		10,100	0	(63)	(63)	0	(5)
Receive	CPURNSA	2.210	Maturity	02/05/2023		18,420	0	(60)	(60)	0	(14)
Receive	CPURNSA	2.263	Maturity	04/27/2023		5,770	(2)	(47)	(49)	0	(4)
Receive	CPURNSA	2.560	Maturity	05/08/2023		33,100	(5,377)	2,183	(3,194)	0	(24)
Receive	CPURNSA	2.263	Maturity	05/09/2023		3,130	0	(24)	(24)	0	(2)
Receive	CPURNSA	2.281	Maturity	05/10/2023		4,860	0	(51)	(51)	0	(12)
Receive	CPURNSA	1.798	Maturity	08/25/2027		8,900	0	549	549	3	0
Receive	CPURNSA	1.890	Maturity	08/27/2027		4,400	0	240	240	2	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		9,350	20	0	20	0	(4)
Pay	CPURNSA	2.352	Maturity	05/09/2028		3,130	0	19	19	0	(1)
Pay	CPURNSA	2.360	Maturity	05/09/2028		4,710	0	33	33	0	(2)
Pay	CPURNSA	2.364	Maturity	05/10/2028		4,860	0	35	35	0	(2)
Pay	CPURNSA	2.370	Maturity	06/06/2028		18,800	0	115	115	0	(8)
Pay	CPURNSA	2.379	Maturity	07/09/2028		3,400	(1)	28	27	0	(1)
Pay	CPURNSA	1.954	Maturity	06/03/2029		6,700	0	(304)	(304)	0	(2)
Pay	CPURNSA	1.998	Maturity	07/25/2029		6,900	5	(278)	(273)	0	(3)
Pay	CPURNSA	1.280	Maturity	05/19/2030		5,300	0	(634)	(634)	0	(3)
Receive	CPURNSA	2.311	Maturity	02/24/2031		25,600	21	496	517	27	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021	EUR	3,700	0	(72)	(72)	6	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		6,700	(3)	(88)	(91)	10	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		1,280	5	164	169	0	(8)
Pay	UKRPI	3.386	Maturity	11/15/2024	GBP	16,300	330	142	472	26	0
Pay	UKRPI	3.330	Maturity	01/15/2025		27,900	655	(123)	532	44	0
Pay	UKRPI	3.400	Maturity	01/15/2030		6,600	(3)	(92)	(95)	0	(2)
Pay	UKRPI	3.475	Maturity	08/15/2030		7,200	99	(339)	(240)	1	0
Pay	UKRPI	3.566	Maturity	03/15/2036		1,200	0	(22)	(22)	0	0
Pay	UKRPI	3.580	Maturity	03/15/2036		3,800	(23)	(32)	(55)	0	0

							$(4,343)	$280	$(4,063)	$181	$(232)

Total Swap Agreements							$(4,960)	$(51)	$(5,011)	$181	$(271)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,165	$181	$1,346	$0	$(847)	$(271)	$(1,118)

(j)

Securities with an aggregate market value of $10,252 and cash of $4,112 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	41

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	DKK	91,615		$14,977	$534	$0
	04/2021	GBP	9,853		13,949	366	0
	04/2021		$16,445	DKK	103,497	0	(129)
	05/2021	ILS	33		$10	0	0
	05/2021		$4	RUB	305	0	0
	07/2021	DKK	103,497		$16,470	129	0

BPS	04/2021	AUD	5,699		4,514	185	0
	04/2021	GBP	255		353	2	0
	04/2021	NZD	15,623		11,629	718	0

CBK	04/2021	AUD	4,133		3,201	62	0
	04/2021	DKK	55,254		9,043	332	0
	04/2021	PEN	5,236		1,441	42	0
	04/2021		$12,708	DKK	80,249	0	(56)
	04/2021		1,409	PEN	5,236	0	(10)
	07/2021	DKK	80,249		$12,727	56	0
	09/2021	PEN	5,236		1,408	10	0

GLM	04/2021		$13,293	AUD	17,427	0	(56)
	04/2021		5	RUB	338	0	0
	05/2021	AUD	17,427		$13,295	56	0
	05/2021		$2	RUB	163	0	0
	06/2021		118	MYR	481	0	(2)

HUS	04/2021	DKK	47,005		$7,673	262	0
	04/2021	EUR	2,913		3,445	28	0
	04/2021		$1,502	DKK	9,260	0	(42)
	04/2021		1,255	GBP	900	0	(14)
	05/2021	ILS	79		$24	1	0
	05/2021		$2	RUB	167	0	0
	09/2021	MXN	4,134		$197	0	(2)

JPM	04/2021		$14,169	DKK	89,467	0	(65)
	07/2021	DKK	89,467		$14,191	65	0

MYI	04/2021	AUD	7,595		6,017	248	0
	04/2021	DKK	29,221		4,772	165	0
	04/2021		$13,569	JPY	1,495,700	0	(60)
	04/2021		10,909	NZD	15,623	3	0
	05/2021	JPY	1,495,700		$13,573	60	0
	05/2021	NZD	15,623		10,908	0	(3)

SCX	04/2021	EUR	66,263		80,496	2,789	0
	04/2021	GBP	222		308	2	0
	04/2021		$12,973	GBP	9,430	27	0
	05/2021	EUR	66,263		$77,923	172	0
	05/2021	GBP	9,430		12,975	0	(27)
	06/2021		$175	IDR	2,553,421	0	(2)

SOG	04/2021	JPY	1,495,700		$14,158	649	0

TOR	04/2021	CAD	5,704		4,506	0	(33)
	04/2021		$4,539	CAD	5,704	1	0
	05/2021	CAD	5,704		$4,539	0	(1)

UAG	04/2021	DKK	59,379		9,728	367	0
	04/2021		$6	RUB	464	0	0
	05/2021		2		168	0	0
	06/2021		11		802	0	0

Total Forward Foreign Currency Contracts						$7,331	$(502)

42	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	3,900	$3	$633
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	5,890	449	955

BRC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	2,810	210	455

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	08/24/2021	55,400	199	58
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	3,700	270	605

Total Purchased Options							$1,131	$2,706

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	700	$(2)	$(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	2,500	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,900	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	2,600	(3)	(1)

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	500	(3)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,800	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	3,900	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,800	(2)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	2,700	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,700	(4)	0

BRC	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,300	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	700	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	2,500	(1)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	2,500	(3)	(2)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	500	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,100	(2)	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,100	(1)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,800	(3)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	500	(2)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	1,500	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	1,500	(2)	(1)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	500	(2)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	2,200	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	4,000	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,800	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	1,900	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	1,600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	700	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,800	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	1,800	(2)	(2)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	400	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	1,900	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,000	(2)	0

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,100	(2)	0

						$(79)	$(23)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,300	$(287)	$(9)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	36,100	(263)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	3,200	(22)	0

						$(572)	$(9)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	43

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	11,700	$0	$(574)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	17,640	(438)	(869)

BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	8,360	(205)	(412)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	13,280	(91)	(131)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.526	11/17/2022	90,900	(141)	(103)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	200	(1)	(2)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.550	08/24/2021	110,800	(175)	(51)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	14,120	(100)	(140)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	11,200	(272)	(549)

							$(1,423)	$(2,831)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	1,300	$(4)	$(27)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	700	(4)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	1,100	(6)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	700	(3)	(4)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	600	(2)	(2)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	700	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	500	(2)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	700	(3)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	2,100	(12)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	800	(4)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	800	(5)	(5)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	500	(2)	(2)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	700	(3)	(3)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	300	(1)	(1)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	800	(5)	(5)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	1,100	(3)	(8)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	600	(1)	(6)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	1,200	(3)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	300	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	300	(1)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	700	(3)	(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	300	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	300	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	600	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	300	(2)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	300	(2)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	300	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	1,200	(8)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	600	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	1,300	(8)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	1,300	(7)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	700	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	300	(1)	(1)

					$(121)	$(202)

Total Written Options					$(2,195)	$(3,065)

44	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Receive	DWRTFT Index	9,167	0.359% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/12/2021	$	102,879	$0	$(29)	$0	$(29)
	Receive	DWRTFT Index	18,371	0.388% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/11/2021		164,100	0	41,572	41,572	0

FBF	Receive	DWRTFT Index	8,801	0.349% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/06/2021		98,771	0	(28)	0	(28)

JPM	Receive	DWRTFT Index	5,076	0.379% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/06/2021		56,967	0	(16)	0	(16)

UAG	Receive	DWRTFT Index	5,428	0.289% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021		60,917	0	(14)	0	(14)
	Receive	DWRTFT Index	3,163	0.319% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021		35,497	0	(9)	0	(9)
	Receive	DWRTFT Index	14,334	0.369% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021		160,867	0	(47)	0	(47)

									$0	$41,429	$41,572	$(143)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	Aircastle Ltd.	80,558	0.357% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022	$	3,477	$0	$(33)	$0	$(33)
	Receive	Alexandria Real Estate Equities, Inc.	23,000	0.357% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		3,726	0	78	78	0
	Receive	American Homes 4 Rent	123,000	0.357% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		3,846	0	254	254	0
	Receive	American Tower Corp.	41,000	0.357% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		8,770	0	1,030	1,030	0
	Receive	Americold Realty Trust	211,000	0.357% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		7,301	0	862	862	0
	Receive	CoreSite Realty Corp.	10,000	0.357% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		1,149	0	61	61	0
	Receive	Duke Realty Corp.	90,000	0.357% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		3,584	0	189	189	0
	Receive	Equity LifeStyle Properties, Inc.	156,000	0.356% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		9,535	0	448	448	0
	Receive	First Industrial Realty Trust, Inc.	41,000	0.356% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		1,804	0	84	84	0
	Receive	Gaming and Leisure Properties, Inc.	54,000	0.356% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		2,287	0	3	3	0
	Receive	Invitation Homes, Inc.	288,000	0.356% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		8,556	0	655	655	0
	Receive	Mid-America Apartment Communities, Inc.	54,000	0.356% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		7,374	0	421	421	0
	Receive	Regency Centers Corp.	63,000	0.356% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		3,716	0	(106)	0	(106)
	Receive	Rexford Industrial Realty, Inc.	41,000	0.356% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		1,978	0	98	98	0
	Receive	SBA Communications Corp.	17,000	0.356% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		4,397	0	321	321	0
	Receive	Sun Communities, Inc.	14,000	0.356% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		2,016	0	96	96	0
	Receive	Equinix, Inc.	8,000	0.306% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2022		5,356	0	80	80	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	45

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Receive	MGM Growth Properties LLC	100,000	0.306% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2022	$	3,417	$0	$(105)	$0	$(105)
	Receive	Prologis, Inc.	71,000	0.306% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2022		7,297	0	228	228	0

MYI	Receive	Equity Residential	275,667	0.258% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/15/2021		20,692	0	(782)	0	(782)
	Receive	Aircastle Ltd.	120,921	0.358% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/15/2021		5,490	0	(320)	0	(320)
	Receive	Alexandria Real Estate Equities, Inc.	72,292	0.358% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/15/2021		12,024	0	(69)	0	(69)
	Receive	Host Hotels & Resorts, Inc.	437,309	0.358% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/15/2021		7,872	0	(504)	0	(504)
	Receive	Prologis, Inc.	451,927	0.358% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/15/2021		46,449	0	1,448	1,448	0
	Receive	Kimco Realty Corp.	213,400	0.356% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2022		4,129	0	(129)	0	(129)
	Receive	Crown Castle International Corp.	10,000	0.106% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2022		1,615	0	106	106	0
	Receive	Digital Realty Trust, Inc.	129,276	0.206% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2022		17,461	0	744	744	0
	Receive	Extra Space Storage, Inc.	53,599	0.306% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2022		7,156	0	(52)	0	(52)
	Receive	Public Storage	109,916	0.608% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2022		26,652	0	464	464	0
	Receive	Simon Property Group, Inc.	97,414	0.206% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2022		11,788	0	(706)	0	(706)
	Receive	Welltower, Inc.	154,593	0.308% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2022		11,525	0	(453)	0	(453)

									$0	$4,411	$7,670	$(3,259)

Total Swap Agreements									$0	$45,840	$49,242	$(3,402)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$1,029	$0	$0	$1,029	$(129)	$(4)	$0	$(133)	$896	$(870)	$26
BPS	905	1,588	4,908	7,401	0	(1,445)	(244)	(1,689)	5,712	(6,402)	(690)
BRC	0	455	0	455	0	(417)	0	(417)	38	(70)	(32)
CBK	502	0	41,572	42,074	(66)	0	(29)	(95)	41,979	(50,229)	(8,250)
DUB	0	0	0	0	0	(132)	0	(132)	(132)	(100)	(232)
FAR	0	0	0	0	0	(40)	0	(40)	(40)	0	(40)
FBF	0	0	0	0	0	(3)	(28)	(31)	(31)	(5,530)	(5,561)
GLM	56	0	0	56	(58)	(112)	0	(170)	(114)	(400)	(514)
GSC	0	0	0	0	0	(43)	0	(43)	(43)	0	(43)
GST	0	0	0	0	0	(7)	0	(7)	(7)	3	(4)
HUS	291	0	0	291	(58)	0	0	(58)	233	0	233
JPM	65	0	0	65	(65)	(122)	(16)	(203)	(138)	(2,720)	(2,858)
MYC	0	663	0	663	0	(740)	0	(740)	(77)	(343)	(420)
MYI	476	0	2,762	3,238	(63)	0	(3,015)	(3,078)	160	(2,587)	(2,427)
SCX	2,990	0	0	2,990	(29)	0	0	(29)	2,961	(2,770)	191

46	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
SOG	$649	$0	$0	$649	$0	$0	$0	$0	$649	$(610)	$39
TOR	1	0	0	1	(34)	0	0	(34)	(33)	0	(33)
UAG	367	0	0	367	0	0	(70)	(70)	297	(14,780)	(14,483)

Total Over the Counter	$7,331	$2,706	$49,242	$59,279	$(502)	$(3,065)	$(3,402)	$(6,969)

(l)

Securities with an aggregate market value of $3 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$44	$0	$0	$0	$1,121	$1,165
Swap Agreements	0	0	0	0	181	181

	$44	$0	$0	$0	$1,302	$1,346

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,331	$0	$7,331
Purchased Options	0	0	0	0	2,706	2,706
Swap Agreements	0	0	49,242	0	0	49,242

	$0	$0	$49,242	$7,331	$2,706	$59,279

	$44	$0	$49,242	$7,331	$4,008	$60,625

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$847	$847
Swap Agreements	0	39	0	0	232	271

	$0	$39	$0	$0	$1,079	$1,118

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$502	$0	$502
Written Options	0	23	0	0	3,042	3,065
Swap Agreements	0	0	3,402	0	0	3,402

	$0	$23	$3,402	$502	$3,042	$6,969

	$0	$62	$3,402	$502	$4,121	$8,087

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	47

Schedule of Investments	PIMCO RealEstateRealReturn Strategy Fund	(Cont.)	March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(398)	$(398)
Written Options	0	0	0	0	71	71
Futures	1,091	0	0	0	4,858	5,949
Swap Agreements	0	1,747	0	0	1,604	3,351

	$1,091	$1,747	$0	$0	$6,135	$8,973

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(14,705)	$0	$(14,705)
Purchased Options	0	0	0	(264)	1,888	1,624
Written Options	0	277	0	0	(801)	(524)
Swap Agreements	0	0	226,516	0	(5,330)	221,186

	$0	$277	$226,516	$(14,969)	$(4,243)	$207,581

	$1,091	$2,024	$226,516	$(14,969)	$1,892	$216,554

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$193	$193
Futures	48	0	0	0	6,072	6,120
Swap Agreements	0	(5,020)	0	0	(3,439)	(8,459)

	$48	$(5,020)	$0	$0	$2,826	$(2,146)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,694	$0	$5,694
Purchased Options	0	0	0	0	(301)	(301)
Written Options	0	926	0	0	109	1,035
Swap Agreements	0	0	121,328	0	5,619	126,947

	$0	$926	$121,328	$5,694	$5,427	$133,375

	$48	$(4,094)	$121,328	$5,694	$8,253	$131,229

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$65,793	$0	$65,793
Industrials	0	8,613	0	8,613
Utilities	0	1,550	0	1,550
U.S. Government Agencies	0	84,836	0	84,836
U.S. Treasury Obligations	0	1,260,709	0	1,260,709
Non-Agency Mortgage-Backed Securities	0	19,713	0	19,713
Asset-Backed Securities	0	114,440	3,008	117,448
Sovereign Issues	0	117,495	0	117,495
Common Stocks
Consumer Discretionary	3,964	0	0	3,964
Preferred Securities
Banking & Finance	0	1,481	0	1,481
Real Estate Investment Trusts
Real Estate	315,028	0	0	315,028
Short-Term Instruments
Repurchase Agreements	0	5,298	0	5,298
Argentina Treasury Bills	0	378	0	378

	$318,992	$1,680,306	$3,008	$2,002,306

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$22,602	$0	$0	$22,602

Total Investments	$341,594	$1,680,306	$3,008	$2,024,908

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,165	181	0	1,346
Over the counter	0	59,279	0	59,279

	$1,165	$59,460	$0	$60,625

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(847)	(271)	0	(1,118)
Over the counter	0	(69,69)	0	(6,969)

	$(847)	$(7,240)	$0	$(8,087)

Total Financial Derivative Instruments	$318	$52,220	$0	$52,538

Totals	$341,912	$1,732,526	$3,008	$2,077,446

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

48	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.4%

CORPORATE BONDS & NOTES 3.8%

BANKING & FINANCE 3.6%

Ally Financial, Inc.
4.250% due 04/15/2021		$100	$100

Ambac Assurance Corp.
5.100% due 12/31/2099 (f)		28	38

Ambac LSNI LLC
6.000% due 02/12/2023 •		102	103

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(h)	EUR	200	250

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$513	563

Corp. Andina de Fomento
3.950% due 10/15/2021 (e)	MXN	8,765	430

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$600	625

Deutsche Bank AG
4.250% due 10/14/2021		4,400	4,482

ING Bank NV
2.625% due 12/05/2022		1,200	1,247

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	100,184	15,442
2.500% due 10/01/2047		1	0

Lloyds Banking Group PLC
0.987% (US0003M + 0.800%) due 06/21/2021 ~		$700	701

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		1,100	1,124
4.519% due 06/25/2024 •		700	756

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	10,998	1,697
2.500% due 10/01/2047		1	0

Nykredit Realkredit A/S
1.000% due 10/01/2050		53,087	8,181
2.500% due 10/01/2047		3	1

Realkredit Danmark A/S
2.500% due 04/01/2047		13	2

UBS Group AG
2.014% due 04/14/2021 •		$10,400	10,405

UniCredit SpA
7.830% due 12/04/2023		5,050	5,889

			52,036

INDUSTRIALS 0.1%

Eastern Energy Gas Holdings LLC
0.784% (US0003M + 0.600%) due 06/15/2021 ~		600	601

eBay, Inc.
2.750% due 01/30/2023		700	729

ERAC USA Finance LLC
2.700% due 11/01/2023		100	105

Microchip Technology, Inc.
3.922% due 06/01/2021		100	101

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		100	105

VMware, Inc.
3.900% due 08/21/2027		200	218

			1,859

UTILITIES 0.1%

Petrobras Global Finance BV
7.250% due 03/17/2044		424	486

Tampa Electric Co.
2.600% due 09/15/2022		100	103

			589

Total Corporate Bonds & Notes (Cost $52,927)			54,484

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 11.4%

Ginnie Mae
0.599% due 08/20/2068 •	$1,458	$1,445

Uniform Mortgage-Backed Security, TBA
3.500% due 04/01/2051 - 05/01/2051	24,752	26,157
4.000% due 04/01/2051 - 05/01/2051	126,690	135,935

Total U.S. Government Agencies (Cost $164,117)		163,537

U.S. TREASURY OBLIGATIONS 53.3%

U.S. Treasury Bonds
3.000% due 05/15/2045 (n)	320	357

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (l)	29,561	29,621
0.125% due 04/15/2022 (l)	68,969	70,935
0.125% due 01/15/2023 (l)	7,670	8,045
0.125% due 04/15/2025 (l)	16,302	17,654
0.125% due 07/15/2026	24,583	26,879
0.125% due 01/15/2030	27,956	30,274
0.125% due 07/15/2030 (j)	35,407	38,464
0.125% due 01/15/2031 (j)	52,186	56,228
0.125% due 02/15/2051	2,120	2,134
0.250% due 07/15/2029	65,019	71,599
0.375% due 07/15/2025 (l)(n)	10,036	11,061
0.375% due 01/15/2027	10,697	11,806
0.375% due 07/15/2027	7,035	7,807
0.500% due 04/15/2024	30,685	33,271
0.500% due 01/15/2028	6,892	7,681
0.625% due 07/15/2021	22,861	23,232
0.625% due 07/15/2021 (l)(n)	3,133	3,184
0.625% due 01/15/2024 (l)	5,648	6,125
0.625% due 01/15/2026	62,940	70,018
0.625% due 02/15/2043 (n)	1,684	1,906
0.750% due 07/15/2028	31,217	35,620
0.750% due 02/15/2042	648	751
0.750% due 02/15/2045	9,174	10,635
0.875% due 01/15/2029	19,230	22,067
0.875% due 02/15/2047 (n)	477	575
1.000% due 02/15/2046	31,194	38,273
1.000% due 02/15/2048	11,775	14,677
1.375% due 02/15/2044	16,407	21,471
1.375% due 02/15/2044 (n)	370	485
2.000% due 01/15/2026	4,845	5,728
2.125% due 02/15/2040	2,263	3,250
2.125% due 02/15/2041	10,629	15,396
2.375% due 01/15/2025	43,179	50,598
2.500% due 01/15/2029	6,871	8,797
2.500% due 01/15/2029 (n)	3,959	5,069
3.375% due 04/15/2032	44	64

Total U.S. Treasury Obligations (Cost $714,332)		761,737

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.4%

Alliance Bancorp Trust
0.349% due 07/25/2037 •	690	644

Banc of America Alternative Loan Trust
0.759% due 12/25/2035 ^•	653	524
6.000% due 06/25/2046	444	440

Banc of America Mortgage Trust
2.613% due 11/25/2035 ^~	75	76
3.150% due 08/25/2035 ^~	85	86
3.299% due 06/25/2035 ~	76	72

BCAP LLC Trust
2.825% due 04/26/2036 ~	369	329

Bear Stearns Adjustable Rate Mortgage Trust
3.263% due 07/25/2036 ^~	147	144

Citigroup Mortgage Loan Trust, Inc.
5.500% due 08/25/2034	1,396	1,421

Countrywide Alternative Loan Trust
0.306% due 12/20/2046 ^•	197	172
0.329% due 06/25/2046 •	12	19
2.683% due 10/25/2035 ^~	19	17
5.500% due 11/25/2035 ^	44	42

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 01/25/2036		$205	$168
6.000% due 08/25/2036 ^•		99	80
6.000% due 04/25/2037 ^		325	255
6.000% due 04/25/2037		892	889
6.250% due 11/25/2036 ^		91	80

Countrywide Home Loan Mortgage Pass-Through Trust
0.689% due 04/25/2035 •		256	239
2.912% due 04/20/2035 ~		4	4
6.000% due 03/25/2037 ^		652	507
6.000% due 05/25/2037 ^		402	278
6.000% due 07/25/2037 ^		1,220	888

Credit Suisse Mortgage Capital Trust
3.322% due 10/25/2058 ~		3,093	3,119

Deutsche ALT-A Securities, Inc.
0.409% due 04/25/2037 •		533	377

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.800% due 07/25/2036 ^þ		230	224

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		60	38

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	305	349

GSR Mortgage Loan Trust
2.929% due 09/25/2035 ~		$13	13
6.000% due 11/25/2035 ^		351	218

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	3,594	4,974

IndyMac Mortgage Loan Trust
0.289% due 07/25/2047 •		$477	384

JP Morgan Mortgage Trust
3.020% due 06/25/2035 ~		6	6

Lehman Mortgage Trust
5.185% due 01/25/2036 ^~		242	245

MASTR Alternative Loan Trust
0.509% due 03/25/2036 ^•		418	24

Morgan Stanley Mortgage Loan Trust
2.227% due 06/25/2036 ~		70	74

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		3,412	3,702

New York Mortgage Trust
2.820% due 05/25/2036 ^~		101	95

Residential Asset Securitization Trust
0.509% due 05/25/2035 •		438	326
0.509% due 01/25/2046 ^•		996	348
5.750% due 02/25/2036 ^		201	131
6.250% due 11/25/2036 ^		176	101
6.500% due 06/25/2037		11,429	4,516

Sequoia Mortgage Trust
0.311% due 07/20/2036 •		1,221	1,203

Structured Asset Mortgage Investments Trust
0.529% due 05/25/2036 •		345	301
0.549% due 05/25/2036 •		376	365
0.669% due 02/25/2036 ^•		494	475

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	2,812	3,902

WaMu Mortgage Pass-Through Certificates Trust
2.633% due 11/25/2036 ^~		$328	326
2.785% due 09/25/2033 ~		7	7
2.906% due 10/25/2035 ~		841	838
3.180% due 02/25/2037 ^~		58	57

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036		354	305

Total Non-Agency Mortgage-Backed Securities (Cost $34,324)			34,417

ASSET-BACKED SECURITIES 5.3%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.889% due 05/25/2034 •		1,589	1,588

Argent Securities Trust
0.429% due 05/25/2036 •		1,629	619

Asset-Backed Securities Corp. Home Equity Loan Trust
3.106% due 08/15/2033 •		58	59

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	49

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	1,181	$1,386

Babson Euro CLO BV
0.277% due 10/25/2029 •		207	243

Barings Euro CLO BV
0.680% due 07/27/2030 •		334	392

Bear Stearns Asset-Backed Securities Trust
0.739% due 02/25/2036 •		$3,610	3,591

CIFC Funding Ltd.
1.078% due 10/25/2027 •		949	948

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		300	302

Citigroup Mortgage Loan Trust
0.189% due 01/25/2037 •		289	242

Citigroup Mortgage Loan Trust, Inc.
0.604% due 10/25/2036 •		2,300	2,245

Countrywide Asset-Backed Certificates
0.249% due 07/25/2037 •		396	375
0.309% due 09/25/2037 •		104	91
0.339% due 05/25/2037 •		1,100	1,044
0.359% due 03/25/2037 •		2,200	2,108
1.309% due 10/25/2035 •		3,385	3,358
5.805% due 04/25/2036 ^~		76	73

Countrywide Asset-Backed Certificates Trust
1.069% due 10/25/2035 •		1,016	1,018

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^þ		453	171

Dorchester Park CLO DAC
1.124% due 04/20/2028 •		602	602

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	273	321

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		$973	973

First Franklin Mortgage Loan Trust
0.814% due 11/25/2036 •		2,600	2,556

Fremont Home Loan Trust
0.244% due 10/25/2036 •		255	235
0.259% due 10/25/2036 •		4,863	2,711
0.349% due 10/25/2036 •		2,673	1,510

GSAMP Trust
0.429% due 05/25/2046 •		61	61

Halcyon Loan Advisors Funding Ltd.
1.143% due 04/20/2027 •		214	213

Home Equity Asset Trust
0.784% due 02/25/2036 •		4,900	4,775

Home Equity Mortgage Loan Asset-Backed Trust
0.329% due 04/25/2037 •		389	336

IndyMac Mortgage Loan Trust
0.179% due 07/25/2036 •		869	346

JMP Credit Advisors CLO Ltd.
1.073% due 01/17/2028 •		339	340

JP Morgan Mortgage Acquisition Trust
0.319% due 10/25/2036 •		134	132

Lehman XS Trust
0.269% due 05/25/2036 •		948	1,037
5.244% due 06/25/2036 þ		919	935

LoanCore Issuer Ltd.
1.236% due 05/15/2036 •		1,600	1,600

Long Beach Mortgage Loan Trust
0.709% due 01/25/2036 •		1,629	1,490

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	500	587

Marlette Funding Trust
2.690% due 09/17/2029		$71	72

MASTR Asset-Backed Securities Trust
0.589% due 06/25/2036 •		256	148
0.679% due 01/25/2036 •		4,747	4,698

MidOcean Credit CLO
1.041% due 04/15/2027 •		269	270

Monarch Grove CLO
1.098% due 01/25/2028 •		879	879

Morgan Stanley ABS Capital, Inc. Trust
0.179% due 10/25/2036 •		285	166

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.219% due 10/25/2036 •		$21	$14
0.239% due 10/25/2036 •		1,143	1,085
0.409% due 06/25/2036 •		1,483	991

Morgan Stanley Mortgage Loan Trust
0.569% due 02/25/2037 •		192	79
5.726% due 10/25/2036 ^þ		217	91

NovaStar Mortgage Funding Trust
0.279% due 11/25/2036 •		177	78

Octagon Investment Partners Ltd.
1.091% due 07/15/2027 •		225	225

OZLM Ltd.
1.214% due 05/16/2030 •		800	800

Palmer Square Loan Funding Ltd.
1.194% due 04/20/2027 •		3,106	3,107

Renaissance Home Equity Loan Trust
1.209% due 09/25/2037 •		5,737	2,942

Residential Asset Securities Corp. Trust
0.359% due 11/25/2036 ^•		4,201	4,055
0.589% due 08/25/2036 •		579	521

Securitized Asset-Backed Receivables LLC Trust
0.429% due 07/25/2036 •		2,234	1,083
0.609% due 05/25/2036 •		927	646

Sound Point CLO Ltd.
1.101% due 01/23/2029 •(a)		3,600	3,600

Soundview Home Loan Trust
0.169% due 11/25/2036 •		136	56
0.389% due 05/25/2036 •		479	476

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		271	272

Starwood Commercial Mortgage Trust
1.186% due 07/15/2038 •		1,200	1,200

Steele Creek CLO Ltd.
1.048% due 05/21/2029 •		600	600

Structured Asset Investment Loan Trust
0.829% due 10/25/2035 •		3,139	3,107

Structured Asset Securities Corp. Mortgage Loan Trust
1.615% due 04/25/2035 •		20	20

Symphony CLO Ltd.
1.121% due 04/15/2028 •		265	265

Telos CLO Ltd.
1.173% due 04/17/2028 •		356	356

TICP CLO Ltd.
1.024% due 07/20/2027 •		243	243
1.064% due 04/20/2028 •		700	701

Tralee CLO Ltd.
1.254% due 10/20/2027 •		460	460

Venture CLO Ltd.
1.076% due 10/20/2028 •		600	600
1.121% due 04/15/2027 •		637	638
1.121% due 07/15/2027 •		643	644

WhiteHorse Ltd.
1.153% due 04/17/2027 •		234	234

Wind River CLO Ltd.
1.111% due 10/15/2027 •		99	99

Total Asset-Backed Securities (Cost $72,639)			76,134

SOVEREIGN ISSUES 17.7%

Argentina Government International Bond
0.125% due 07/09/2030 þ		869	286
0.125% due 07/09/2035 þ		570	165
1.000% due 08/05/2021	ARS	2,165	15
15.500% due 10/17/2026		2,720	7
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~		4,165	27

Australia Government International Bond
1.250% due 02/21/2022	AUD	19,328	15,105
3.000% due 09/20/2025		7,983	7,207

Autonomous City of Buenos Aires
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	6,400	44

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	700	839

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

France Government International Bond
0.100% due 03/01/2026 (e)		$16,659	$21,435
0.250% due 07/25/2024 (e)		41,894	52,954

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (e)		36,469	46,754
1.400% due 05/26/2025 (e)		33,991	42,651

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	993,918	9,066
0.100% due 03/10/2029 (e)		1,700,366	15,487

Peru Government International Bond
5.940% due 02/12/2029	PEN	4,200	1,274
6.150% due 08/12/2032		7,700	2,241

Qatar Government International Bond
3.875% due 04/23/2023		$2,200	2,348

Saudi Government International Bond
4.000% due 04/17/2025		3,710	4,090

United Kingdom Gilt
0.125% due 08/10/2028 (e)	GBP	1,593	2,725
1.875% due 11/22/2022 (e)		19,268	29,019

Total Sovereign Issues (Cost $247,327)			253,739

		SHARES
COMMON STOCKS 0.7%

CONSUMER DISCRETIONARY 0.1%

GrandVision NV (b)		35,633	1,099

Hilton Worldwide Holdings, Inc. (b)		1,851	224

Marriott International, Inc. ‘A’ (b)		1,851	274

			1,597

ENERGY 0.2%

Cheniere Energy, Inc. (b)		31,827	2,292

ONEOK, Inc.		34,056	1,725

			4,017

HEALTH CARE 0.1%

Change Healthcare, Inc. (b)		50,430	1,115

INDUSTRIALS 0.1%

Navistar International Corp. (b)		27,579	1,214

INFORMATION TECHNOLOGY 0.1%

Perspecta, Inc.		44,713	1,299

UTILITIES 0.1%

PNM Resources, Inc.		23,899	1,172

Total Common Stocks (Cost $10,330)			10,414

MASTER LIMITED PARTNERSHIPS 0.3%

ENERGY 0.3%

Enterprise Products Partners LP		73,242	1,613

Plains All American Pipeline LP		86,112	783

Energy Transfer LP		134,765	1,035

Total Master Limited Partnerships (Cost $5,956)			3,431

50	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(f)(h)	800,000	$941

Banco Santander S.A.
5.250% due 09/29/2023 •(f)(h)	400,000	499
6.250% due 09/11/2021 •(f)(h)	400,000	479

Bank of America Corp.
5.875% due 03/15/2028 •(f)	670,000	732

Depository Trust & Clearing Corp.
3.351% due 06/15/2021 ~(f)	1,500,000	1,474

Total Preferred Securities (Cost $3,967)		4,125

REAL ESTATE INVESTMENT TRUSTS 6.0%

REAL ESTATE 6.0%

Agree Realty Corp.	8,034	541

Alexandria Real Estate Equities, Inc.	15,178	2,494

American Homes 4 Rent ‘A’	44,012	1,467

American Tower Corp.	7,741	1,851

Americold Realty Trust	28,895	1,112

Apartment Income REIT Corp.	19,350	827

AvalonBay Communities, Inc.	19,800	3,653

Boston Properties, Inc.	12,995	1,316

Camden Property Trust	11,067	1,216

CoreSite Realty Corp.	3,826	459

Crown Castle International Corp.	1,382	238

CubeSmart	28,488	1,078

Digital Realty Trust, Inc.	21,290	2,999

Douglas Emmett, Inc.	24,925	783

Duke Realty Corp.	53,004	2,222

Equinix, Inc.	3,641	2,474

Equity LifeStyle Properties, Inc.	17,472	1,112

Equity Residential	49,036	3,512

Essex Property Trust, Inc.	9,506	2,584

Extra Space Storage, Inc.	16,587	2,199

Federal Realty Investment Trust	8,956	909

First Industrial Realty Trust, Inc.	25,778	1,180

Gaming and Leisure Properties, Inc.	14,316	607

Healthcare Realty Trust, Inc.	32,742	993

Healthcare Trust of America, Inc. ‘A’	28,105	775

	SHARES	MARKET VALUE (000S)

Healthpeak Properties, Inc.	74,663	$2,370

Host Hotels & Resorts, Inc.	86,264	1,454

Hudson Pacific Properties, Inc.	35,762	970

Invitation Homes, Inc.	66,239	2,119

JBG SMITH Properties	11,265	358

Kilroy Realty Corp.	13,784	905

Kimco Realty Corp.	42,847	803

Life Storage, Inc.	7,782	669

MGM Growth Properties LLC	57,464	1,875

Mid-America Apartment Communities, Inc.	12,318	1,778

Park Hotels & Resorts, Inc.	22,284	481

Prologis, Inc.	71,427	7,571

Public Storage	19,339	4,772

QTS Realty Trust, Inc. ‘A’	17,569	1,090

Realty Income Corp.	32,135	2,041

Regency Centers Corp.	24,108	1,367

Retail Opportunity Investments Corp.	19,884	316

Rexford Industrial Realty, Inc.	18,955	955

Sabra Health Care REIT, Inc.	18,023	313

SBA Communications Corp.	5,279	1,465

Simon Property Group, Inc.	27,300	3,106

Sun Communities, Inc.	22,463	3,370

Sunstone Hotel Investors, Inc.	36,142	450

UDR, Inc.	41,959	1,840

Vornado Realty Trust	27,538	1,250

Weingarten Realty Investors	17,141	461

Welltower, Inc.	38,475	2,756

Total Real Estate Investment Trusts (Cost $66,948)		85,506

	OUNCES
COMMODITIES 5.1%

Gold Warehouse Receipts	36,106	61,873

Silver Warehouse Receipts	430,100	10,544

Total Commodities (Cost $71,216)		72,417

SHORT-TERM INSTRUMENTS 4.1%

REPURCHASE AGREEMENTS (i) 3.2%
		46,060

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
19.287% due 06/30/2021 - 09/13/2021 (c)(d)	ARS	51,194	$358

U.S. TREASURY BILLS 0.3%
0.071% due 04/15/2021 - 05/06/2021 (c)(d)(l)(n)		$4,725	4,725

U.S. TREASURY CASH MANAGEMENT BILLS 0.6%
0.012% due 07/06/2021 (c)(d)(n)		8,515	8,515

Total Short-Term Instruments (Cost $59,655)			59,658

Total Investments in Securities (Cost $1,503,738)			1,579,599

		SHARES
INVESTMENTS IN AFFILIATES 7.9%

MUTUAL FUNDS (g) 6.9%

PIMCO Emerging Markets Currency and Short-Term Investments Fund		12,528,489	99,225

Total Mutual Funds (Cost $114,190)			99,225

SHORT-TERM INSTRUMENTS 1.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.0%

PIMCO Short-Term Floating NAV Portfolio III		1,379,296	13,600

Total Short-Term Instruments (Cost $13,600)			13,600

Total Investments in Affiliates (Cost $127,790)			112,825

Total Investments 118.3% (Cost $1,631,528)			$1,692,424

Financial Derivative Instruments (k)(m) (0.3)% (Cost or Premiums, net $(899))			(3,885)

Other Assets and Liabilities, net (18.0)%			(258,201)

Net Assets 100.0%			$1,430,338

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Institutional Class Shares of each Fund.
(h)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	51

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$8,560	U.S. Treasury Notes 0.125% - 1.375% due 02/28/2023 - 01/31/2025	$(8,731)	$8,560	$8,560
NOM	0.000	03/31/2021	04/01/2021	37,500	U.S. Treasury Bonds 1.125% due 08/15/2040	(38,144)	37,500	37,500

Total Repurchase Agreements						$(46,875)	$46,060	$46,060

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	0.070%	03/22/2021	04/22/2021	$(36,410)	$(36,411)
JPS	(0.070)	03/24/2021	04/07/2021	(1,302)	(1,302)
	(0.060)	03/23/2021	04/06/2021	(27,311)	(27,310)

Total Reverse Repurchase Agreements					$(65,023)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
TDL	0.090%	02/23/2021	04/14/2021	$(3,316)	$(3,317)

Total Sale-Buyback Transactions					$(3,317)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOM	$0	$(36,411)	$0	$(36,411)	$36,347	$(64)
DEU	0	0	0	0	(15)	(15)
FICC	8,560	0	0	8,560	(8,731)	(171)
JPS	0	(28,612)	0	(28,612)	28,579	(33)
NOM	37,500	0	0	37,500	(38,144)	(644)

Master Securities Forward Transaction Agreement
TDL	0	0	(3,317)	(3,317)	3,306	(11)

Total Borrowings and Other Financing Transactions	$46,060	$(65,023)	$(3,317)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(65,023)	$0	$0	$(65,023)

Total	$0	$(65,023)	$0	$0	$(65,023)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(3,317)	0	0	(3,317)

Total	$0	$(3,317)	$0	$0	$(3,317)

Total Borrowings	$0	$(68,340)	$0	$0	$(68,340)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(68,340)

52	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

(j)	Securities with an aggregate market value of $68,566 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(146,648) at a weighted average interest rate of 0.324%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2021	15	$1,574	$(2)	$0	$(12)
California Carbon Allowance Future Vintage December Futures	12/2021	1,577	29,175	9	15	0
Call Options Strike @ EUR 114.200 on Euro-Schatz Bond June 2021 Futures(1)	05/2021	6,168	36	(4)	0	0
Call Options Strike @ EUR 161.500 on Euro-BTP Italy Government Bond June 2021 Futures(1)	05/2021	234	3	0	0	0
Euro-Bobl June Futures	06/2021	426	67,482	24	40	(125)
Euro-Bund 10-Year Bond June Futures	06/2021	440	88,378	(550)	261	(578)
Gold 100 oz. April Futures	04/2021	2	343	(2)	6	0
Henry Hub Natural Gas April Futures	03/2022	65	403	(21)	1	0
Henry Hub Natural Gas August Futures	07/2022	66	415	(16)	0	0
Henry Hub Natural Gas December Futures	11/2022	66	455	24	1	0
Henry Hub Natural Gas February Futures	01/2022	59	441	56	1	0
Henry Hub Natural Gas January Futures	12/2021	66	503	72	1	0
Henry Hub Natural Gas July Futures	06/2022	66	414	(17)	1	0
Henry Hub Natural Gas June Futures	05/2022	65	402	(22)	1	0
Henry Hub Natural Gas March Futures	02/2022	66	465	34	1	0
Henry Hub Natural Gas May Futures	04/2022	66	403	(28)	1	0
Henry Hub Natural Gas November Futures	10/2022	65	421	(3)	1	0
Henry Hub Natural Gas October Futures	09/2022	66	416	(14)	0	0
Henry Hub Natural Gas September Futures	08/2022	65	406	(18)	0	0
ICE Carbon Emissions December Futures	12/2021	39	1,946	211	31	(1)
Iron Ore July Futures	07/2021	230	3,395	22	0	(21)
Put Options Strike @ EUR 130.500 on Euro-Bobl June 2021 Futures(1)	05/2021	154	1	0	0	0
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond June 2021 Futures(1)	05/2021	719	8	0	0	0
U.S. Treasury 2-Year Note June Futures	06/2021	135	29,798	(10)	0	(6)
U.S. Treasury 5-Year Note June Futures	06/2021	1,771	218,539	(1,852)	0	(291)
U.S. Treasury 10-Year Note June Futures	06/2021	591	77,384	(707)	0	(240)

				$(2,814)	$362	$(1,274)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note June Futures	06/2021	226	$(20,091)	$(7)	$22	$0
Euro-BTP Italy Government Bond June Futures	06/2021	205	(32,546)	82	74	(46)
Euro-Buxl 30-Year Bond June Futures	06/2021	238	(57,506)	7	335	(240)
Euro-Schatz June Futures	06/2021	3,456	(454,325)	(174)	223	(41)
Gold 100 oz. June Futures	06/2021	564	(96,760)	806	0	(1,669)
Japan Government 10-Year Bond June Futures	06/2021	20	(27,304)	(42)	56	0
Silver May Futures	05/2021	86	(10,549)	1,380	0	(170)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	591	(84,919)	2,354	203	0
U.S. Treasury 30-Year Bond June Futures	06/2021	182	(28,136)	786	80	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	301	(54,547)	2,998	348	0
United Kingdom Long Gilt June Futures	06/2021	68	(11,961)	2	2	(26)

				$8,192	$1,343	$(2,192)

Total Futures Contracts				$5,378	$1,705	$(3,466)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	53

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	06/20/2021	0.060%	$ 1,000	$(8)	$6	$(2)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$5,452	$(137)	$81	$(56)	$2	$0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	2,790	(88)	48	(40)	1	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025	95	(4)	2	(2)	0	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	8,600	(286)	(130)	(416)	28	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	6,200	(224)	(32)	(256)	18	0

					$(739)	$(31)	$(770)	$49	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay(7)	3-Month EUR-EURIBOR	0.526%	Annual	11/21/2023		EUR	79,600	$0	$(46)	$(46)	$0	$(20)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	$		2,800	(63)	(36)	(99)	4	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027			300	26	(31)	(5)	0	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		JPY	13,680	(4)	1	(3)	0	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029			385,260	(147)	43	(104)	6	0
Receive	CPTFEMU	0.090	Maturity	05/15/2022		EUR	8,600	21	151	172	0	0
Receive	CPTFEMU	0.330	Maturity	07/15/2022			3,300	11	61	72	6	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031			23,900	(174)	(218)	(392)	0	(92)
Pay	CPURNSA	0.900	Maturity	06/17/2021	$		16,400	(15)	(390)	(405)	0	(71)
Pay	CPURNSA	1.690	Maturity	08/07/2021			12,400	(1)	(271)	(272)	0	(29)
Pay	CPURNSA	1.825	Maturity	08/14/2021			4,500	0	(88)	(88)	0	(10)
Pay	CPURNSA	1.840	Maturity	08/14/2021			23,100	0	(451)	(451)	0	(53)
Pay	CPURNSA	1.863	Maturity	08/26/2021			18,400	(2)	(325)	(327)	0	(39)
Receive	CPURNSA	1.592	Maturity	09/20/2021			10,500	(153)	253	100	20	0
Pay	CPURNSA	1.280	Maturity	11/02/2021			12,000	0	(193)	(193)	0	(18)
Pay	CPURNSA	1.230	Maturity	11/04/2021			400	0	(7)	(7)	0	(1)
Pay	CPURNSA	2.155	Maturity	01/19/2022			18,800	0	(124)	(124)	0	(11)
Pay	CPURNSA	2.180	Maturity	01/19/2022			22,100	0	(141)	(141)	0	(13)
Pay	CPURNSA	2.200	Maturity	01/21/2022			12,500	0	(77)	(77)	0	(7)
Pay	CPURNSA	2.170	Maturity	02/01/2022			5,800	0	(38)	(38)	0	(2)
Pay	CPURNSA	2.200	Maturity	02/05/2022			600	0	(4)	(4)	0	0
Receive	CPURNSA	2.069	Maturity	07/15/2022			1,800	(51)	59	8	0	(1)
Receive	CPURNSA	2.210	Maturity	02/05/2023			10,870	(453)	417	(36)	0	(8)
Receive	CPURNSA	2.263	Maturity	05/09/2023			1,820	(89)	75	(14)	0	(1)
Receive	CPURNSA	2.281	Maturity	05/10/2023			5,590	(278)	219	(59)	0	(14)
Receive	CPURNSA	2.314	Maturity	02/26/2026			13,700	0	164	164	4	0
Receive	CPURNSA	2.419	Maturity	03/05/2026			15,300	0	92	92	2	0
Pay	CPURNSA	2.335	Maturity	02/05/2028			4,720	405	(395)	10	0	(2)
Pay	CPURNSA	2.352	Maturity	05/09/2028			1,820	166	(155)	11	0	(1)
Pay	CPURNSA	2.360	Maturity	05/09/2028			2,740	253	(234)	19	0	(1)
Pay	CPURNSA	2.364	Maturity	05/10/2028			5,590	519	(478)	41	0	(2)
Pay	CPURNSA	2.165	Maturity	04/16/2029			7,000	455	(626)	(171)	0	(3)
Pay	CPURNSA	1.954	Maturity	06/03/2029			1,300	55	(114)	(59)	0	0
Pay	CPURNSA	1.280	Maturity	05/19/2030			4,500	(154)	(384)	(538)	0	(2)
Pay	UKRPI	3.850	Maturity	09/15/2024		GBP	6,500	477	(20)	457	11	0
Pay	UKRPI	3.330	Maturity	01/15/2025			82,700	2,084	(506)	1,578	130	0
Pay	UKRPI	3.513	Maturity	09/15/2028			3,900	225	(70)	155	4	0
Pay	UKRPI	3.593	Maturity	11/15/2028			2,670	194	(49)	145	3	0
Receive	UKRPI	3.595	Maturity	11/15/2028			1,400	102	(25)	77	1	0
Pay	UKRPI	3.633	Maturity	12/15/2028			2,800	224	(54)	170	2	0
Pay	UKRPI	3.475	Maturity	08/15/2030			20,700	255	(945)	(690)	3	0
Pay	UKRPI	3.566	Maturity	03/15/2036			14,270	(93)	(174)	(267)	0	0

								$3,795	$(5,134)	$(1,339)	$196	$(401)

Total Swap Agreements								$3,048	$(5,159)	$(2,111)	$245	$(401)

54	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,705	$245	$1,950	$0	$(3,469)	$(401)	$(3,870)

(l)	Securities with an aggregate market value of $25,161 and cash of $3,691 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(3) for closed futures is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	17,934		$3,148	$0	$(38)
	04/2021	DKK	59,249		9,686	345	0
	04/2021	GBP	30,083		42,590	1,117	0
	04/2021		$3,269	BRL	17,934	0	(83)
	04/2021		9,899	DKK	62,296	0	(78)
	04/2021		26,718	EUR	22,747	0	(42)
	04/2021		258	HUF	76,635	0	(10)
	04/2021		1,155	PLN	4,347	0	(55)
	04/2021		341	RUB	26,084	4	0
	05/2021	EUR	22,747		$26,733	42	0
	05/2021		$311	ILS	1,020	0	(6)
	05/2021		666	RUB	49,821	0	(11)
	06/2021		160	RON	648	0	(6)
	06/2021		233	RUB	17,598	0	(3)
	06/2021		1	TRY	11	0	0
	06/2021		60	ZAR	911	1	0
	07/2021	DKK	62,296		$9,913	78	0

BPS	04/2021	AUD	9,346		7,402	303	0
	04/2021	EUR	3,875		4,571	27	0
	04/2021	GBP	499		693	5	0
	04/2021		$161	EUR	135	0	(2)
	04/2021		1,810	HUF	535,405	0	(76)
	04/2021		782	PLN	2,920	0	(43)
	04/2021		325	RUB	23,938	0	(9)
	04/2021		1,237	TRY	10,036	0	(32)
	05/2021		1,615	CZK	34,264	0	(75)
	06/2021		9,719	KRW	10,926,477	0	(29)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	55

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	04/2021	GBP	768		$1,065	$6	$0
	04/2021		$1,441	CAD	1,810	0	(1)
	05/2021		6,160	MXN	125,675	0	(30)
	06/2021		36	TRY	279	0	(4)

CBK	04/2021	AUD	2,682		$2,077	40	0
	04/2021	DKK	40,731		6,666	245	0
	04/2021	PEN	12,952		3,559	99	0
	04/2021		$7,649	DKK	48,303	0	(34)
	04/2021		1,923	PEN	7,146	0	(14)
	04/2021		1,585	RUB	119,911	0	(2)
	04/2021		1,106	TRY	8,997	0	(26)
	05/2021	PEN	6,689		$1,831	45	0
	05/2021		$865	COP	3,177,361	2	0
	05/2021		1,866	PEN	6,801	0	(49)
	05/2021		23	RUB	1,707	0	0
	06/2021		1,009	CLP	724,866	0	(2)
	06/2021		1,585	INR	117,124	0	(2)
	06/2021		1,088	RUB	81,170	0	(25)
	07/2021	DKK	48,303		$7,660	34	0
	09/2021	PEN	7,146		1,921	14	0

DUB	04/2021	BRL	17,934		3,239	53	0
	04/2021		$3,148	BRL	17,934	38	0
	05/2021		3,235		17,934	0	(54)
	06/2021		4,477	MYR	18,215	0	(85)

GLM	04/2021	AUD	4,356		$3,482	173	0
	04/2021	COP	887,703		242	0	(1)
	04/2021		$21,998	AUD	28,840	0	(93)
	04/2021		363	PLN	1,354	0	(20)
	04/2021		1,068	RUB	80,553	1	(6)
	05/2021	AUD	28,840		$22,001	92	0
	05/2021		$229	COP	821,419	0	(5)
	05/2021		357	RUB	26,608	0	(7)
	06/2021		1,844	CNH	12,153	0	(3)
	06/2021		1,009	TWD	28,519	1	0

HUS	04/2021	EUR	18,872		$22,317	186	0
	04/2021	GBP	314		438	5	0
	04/2021	NZD	896		650	25	0
	04/2021		$1,229	GBP	881	0	(14)
	04/2021		1,316	PLN	4,924	0	(70)
	04/2021		271	TRY	2,052	0	(25)
	05/2021	MXN	93,226		$4,508	0	(39)
	05/2021		$720	CZK	15,262	0	(35)
	05/2021		747	ILS	2,435	0	(19)
	05/2021		390	RUB	29,090	0	(7)
	06/2021		1,585	CNY	10,452	0	(2)
	06/2021		3,231	MXN	67,365	42	0
	06/2021		920	RON	3,716	0	(38)
	06/2021		264	RUB	19,656	0	(7)
	06/2021		7,782	SGD	10,491	14	0
	06/2021		1,967	THB	60,248	0	(40)
	06/2021		462	ZAR	7,133	17	0
	10/2021		4,428	MXN	93,226	40	0

JPM	04/2021		8,528	DKK	53,851	0	(39)
	04/2021		947	PLN	3,557	0	(47)
	05/2021		865	PEN	3,257	5	0
	05/2021	UYU	43,520		$968	0	(12)
	06/2021		$6,282	CNY	40,930	0	(83)
	06/2021		202	RON	815	0	(9)
	06/2021		2,521	THB	77,758	0	(34)
	06/2021		202	ZAR	3,088	5	0
	07/2021	DKK	53,851		$8,541	39	0

MYI	04/2021	AUD	12,455		9,867	407	0
	04/2021	DKK	18,898		3,086	107	0
	04/2021		$26,098	JPY	2,876,700	0	(116)
	05/2021	JPY	2,876,700		$26,106	116	0
	05/2021		$912	CZK	19,746	0	(25)
	06/2021		2,391	CNH	15,706	0	(11)
	06/2021		2,017	KRW	2,274,843	0	0
	06/2021		865	MYR	3,586	0	0
	06/2021		1,233	ZAR	18,868	33	0

56	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	04/2021	EUR	122,208		$148,457	$5,144	$0
	04/2021	GBP	270		372	0	0
	04/2021		$42,289	GBP	30,739	87	0
	04/2021		924	PLN	3,457	0	(50)
	04/2021		599	TRY	4,873	0	(14)
	05/2021	EUR	122,208		$143,713	317	0
	05/2021	GBP	30,739		42,294	0	(87)
	06/2021		$362	CLP	259,381	0	(2)
	06/2021		3,583	IDR	52,161,053	0	(38)
	06/2021		8,221	INR	613,113	64	0
	06/2021		1,354	PHP	66,062	0	(2)
	06/2021		6,166	TWD	169,523	0	(164)

SOG	04/2021	JPY	2,876,700		$27,229	1,247	0

SSB	06/2021		$865	PHP	42,247	0	0

UAG	04/2021	DKK	45,572		$7,466	282	0
	04/2021	TRY	6,805		918	102	0
	04/2021		$367	RUB	27,990	2	0
	05/2021		802	CZK	16,980	0	(39)
	05/2021		688	RUB	51,339	0	(12)
	06/2021		537		40,141	0	(11)
	06/2021		46	TRY	356	0	(5)

Total Forward Foreign Currency Contracts						$11,051	$(2,157)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	3,700	$3	$600
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	4,690	357	760

BRC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	2,310	172	374

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	08/24/2021	119,300	430	125
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	3,600	263	589

							$ 1,225	$2,448

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2051	$64.000	04/07/2021	64,200	$2	$0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2051	75.000	04/07/2021	46,200	2	0

					$4	$0

Total Purchased Options					$1,229	$2,448

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	800	$ (3)	$ (2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	4,700	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	4,700	(6)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	7,800	(9)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	2,800	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	8,600	(9)	(2)

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	500	(3)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	3,900	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	3,500	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	7,600	(7)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,600	(4)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	4,900	(3)	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	57

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750%	04/21/2021	4,900	$ (7)	$ 0

BRC	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	3,000	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	4,000	(4)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	4,800	(5)	(2)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	2,700	(1)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	2,700	(4)	(2)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	1,100	(5)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,200	(2)	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,100	(1)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,900	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	3,900	(4)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	500	(2)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	1,600	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	1,600	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	3,800	(5)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	6,700	(7)	(3)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	600	(3)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	4,400	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,000	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	4,400	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	4,200	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,600	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	3,600	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	3,200	(3)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	4,000	(5)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	4,000	(4)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	1,900	(2)	(2)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	900	(4)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,000	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	4,000	(4)	(1)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,300	(3)	0

						$ (161)	$ (43)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,900	$(85)	$(3)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	700	(5)	0

						$(90)	$(3)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	11,100	$0	$(545)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	14,140	(351)	(696)

BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	6,960	(170)	(343)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	29,150	(199)	(288)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.526	11/17/2022	159,100	(247)	(180)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	400	(3)	(4)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.550	08/24/2021	238,600	(376)	(110)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	32,050	(228)	(317)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	10,700	(260)	(525)

							$ (1,834)	$(3,008)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	2,700	$(8)	$(56)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	1,600	(10)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	1,100	(6)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	1,600	(7)	(9)

58	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	$103.758	06/07/2021	700	$(3)	$(2)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	700	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	1,000	(4)	(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	1,600	(7)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	2,300	(14)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	800	(4)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	1,600	(10)	(11)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	600	(2)	(2)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	700	(3)	(3)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	400	(1)	(2)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	1,600	(9)	(10)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	2,100	(5)	(15)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	1,200	(3)	(12)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	2,200	(5)	(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	300	(1)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	1,400	(6)	(36)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	300	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	600	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	600	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	300	(2)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	300	(2)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	300	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	1,300	(9)	(18)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	600	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	1,400	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	1,400	(9)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	1,400	(7)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	700	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	400	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	400	(1)	(1)

					$(171)	$(320)

Total Written Options					$(2,256)	$(3,374)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	EURMARGIN CAL21	$6.120	Maturity	12/31/2021	1,800	$(3)	$2	$0	$(1)
	Pay	HOBR CAL21	11.994	Maturity	12/31/2021	1,800	0	(3)	0	(3)

CBK	Receive	MEHMID CAL20-21	1.840	Maturity	12/31/2021	44,800	(2)	(56)	0	(58)

CIB	Receive	GOLDLNPM Index	1,718.815	Maturity	05/27/2021	9,700	0	(39)	0	(39)

GST	Receive	HOBR CAL21	14.080	Maturity	12/31/2021	1,800	0	(1)	0	(1)

JPM	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	13,050	(10)	27	17	0
	Pay	Gold June 2021 Futures	1,737.100	Maturity	05/26/2021	19,200	0	413	413	0
	Receive	GOLDLNPM Index	1,690.802	Maturity	05/27/2021	29,000	0	696	696	0
	Receive	GOLDLNPM Index	1,889.912	Maturity	11/29/2022	5,500	0	(915)	0	(915)

MAC	Receive	MEHMID CAL21	1.100	Maturity	12/31/2021	16,000	0	(9)	0	(9)

MEI	Receive	GOLDLNPM Index	1,695.055	Maturity	05/27/2021	5,500	0	108	108	0
	Receive	GOLDLNPM Index	1,719.063	Maturity	05/27/2021	54,500	0	(232)	0	(232)

MYC	Receive	EURMARGIN CAL21	3.450	Maturity	12/31/2021	900	0	2	2	0
	Receive	EUROBOBCO CAL21	7.650	Maturity	12/31/2021	8,100	0	11	11	0

							$(15)	$4	$1,247	$(1,258)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	59

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$3,200	$(95)	$126	$31	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	2,600	(121)	144	23	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	2,300	(142)	165	23	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	13,300	(440)	568	128	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	5,200	(151)	201	50	0

						$(949)	$1,204	$255	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	CPURNSA	1.800%	Maturity	07/20/2026	$1,900	$0	$(104)	$0	$(104)
	Pay	CPURNSA	1.805	Maturity	09/20/2026	900	0	(48)	0	(48)

							$0	$(152)	$0	$(152)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CIB	Receive	PIMCODB Index(7)	787,276	0.000%	Monthly	02/15/2022	$83,190	$0	$(3,388)	$0	$(3,388)

JPM	Receive	DWRTFT Index	2,562	0.379% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/06/2021	28,753	0	(9)	0	(9)
	Receive	DWRTFT Index	624	0.398% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/13/2021	7,153	0	(151)	0	(151)
	Receive	BCOMF1TC Index(8)	297,305	0.170% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	44,561	(252)	(965)	0	(1,217)
	Receive	BCOMTR Index	51,216	0.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	9,400	(242)	(34)	0	(276)
	Receive	JMABNIC5 Index(9)	415,964	0.000%	Monthly	02/15/2022	58,207	(149)	(1,506)	0	(1,655)

MAC	Receive	BCOMTR Index	276,966	0.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	50,833	(1,313)	(179)	0	(1,492)
	Receive	PIMCODB Index(10)	435,183	0.000%	Monthly	02/15/2022	45,222	0	(1,831)	0	(1,831)

UAG	Receive	DWRTFT Index	727	0.219% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/05/2021	8,159	0	(1)	0	(1)
	Receive	DWRTFT Index	544	0.319% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/05/2021	6,105	0	(3)	0	(3)
	Receive	DWRTFT Index	254	0.289% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	2,851	0	(1)	0	(1)
	Receive	DWRTFT Index	297	0.369% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	3,333	0	(1)	0	(1)

								$(1,956)	$(8,069)	$0	$(10,025)

Total Swap Agreements								$(2,920)	$(7,013)	$1,502	$(11,435)

60	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1,587	$0	$0	$1,587	$(332)	$(8)	$0	$(340)	$1,247	$(1,290)	$(43)
BPS	335	1,360	0	1,695	(266)	(1,245)	(4)	(1,515)	180	(257)	(77)
BRC	6	374	0	380	(35)	(351)	0	(386)	(6)	268	262
CBK	479	0	0	479	(154)	0	(58)	(212)	267	(260)	7
CIB	0	0	0	0	0	0	(3,427)	(3,427)	(3,427)	6,932	3,505
DUB	91	0	0	91	(139)	(290)	0	(429)	(338)	135	(203)
FAR	0	0	0	0	0	(81)	0	(81)	(81)	0	(81)
FBF	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
GLM	267	0	0	267	(135)	(183)	0	(318)	(51)	0	(51)
GSC	0	0	0	0	0	(67)	0	(67)	(67)	0	(67)
GST	0	0	77	77	0	(11)	(1)	(12)	65	0	65
HUS	329	0	0	329	(296)	0	0	(296)	33	0	33
JPM	49	0	1,126	1,175	(224)	(179)	(4,223)	(4,626)	(3,451)	3,067	(384)
MAC	0	0	0	0	0	0	(3,332)	(3,332)	(3,332)	4,697	1,365
MEI	0	0	108	108	0	0	(232)	(232)	(124)	3,499	3,375
MYC	0	714	141	855	0	(952)	(152)	(1,104)	(249)	676	427
MYI	663	0	0	663	(152)	0	0	(152)	511	(350)	161
SCX	5,612	0	0	5,612	(357)	0	0	(357)	5,255	(4,850)	405
SOG	1,247	0	0	1,247	0	0	0	0	1,247	(1,160)	87
UAG	386	0	50	436	(67)	0	(6)	(73)	363	(1,910)	(1,547)

Total Over the Counter	$11,051	$2,448	$1,502	$15,001	$(2,157)	$(3,374)	$(11,435)	$(16,966)

(n)

Securities with an aggregate market value of $21,221 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(7)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.6%	$3,831
Aluminum September 2022 Futures	3.4	2,836
Arabica Coffee May 2021 Futures	0.1	91
Arabica Coffee September 2021 Futures	0.2	212
Brent Crude September 2021 Futures	6.8	5,684
Cocoa May 2021 Futures	0.8	634
Copper May 2021 Futures	9.6	8,007
Copper September 2021 Futures	4.7	3,877
Corn May 2021 Futures	1.3	1,077
Corn September 2021 Futures	6.6	5,488
Cotton No. 02 December 2021 Futures	6.0	4,990
Cotton No. 02 May 2021 Futures	0.7	543
Gas Oil September 2021 Futures	5.3	4,443
Gold 100 oz. August 2021 Futures	5.6	4,654
Gold 100 oz. June 2021 Futures	1.0	851
Hard Red Winter Wheat May 2021 Futures	0.2	179

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	61

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Hard Red Winter Wheat September 2021 Futures	3.0%	$2,482
Lean Hogs August 2021 Futures	2.8	2,356
Live Cattle August 2021 Futures	0.9	709
New York Harbor ULSD September 2021 Futures	5.5	4,614
Nickel May 2021 Futures	3.4	2,831
Nickel September 2021 Futures	3.0	2,482
NYMEX — Natural Gas May 2022 Futures	3.7	3,099
NYMEX — Natural Gas September 2022 Futures	4.8	3,960
Platinum July 2021 Futures	2.2	1,816
RBOB Gasoline September 2021 Futures	11.5	9,549
Silver May 2021 Futures	1.9	1,577
Silver September 2021 Futures	1.7	1,399
Soybean Meal May 2021 Futures	0.9	770
Soybean Meal December 2021 Futures	4.1	3,376
Soybean Oil December 2021 Futures	3.4	2,836
Soybean Oil May 2021 Futures	1.6	1,348
Soybeans May 2021 Futures	0.7	578
Soybeans November 2021 Futures	6.9	5,752
Sugar No. 11 October 2021 Futures	5.6	4,665
Wheat May 2021 Futures	0.6	538
Wheat September 2021 Futures	2.5	2,092
WTI Crude September 2021 Futures	6.5	5,375
Zinc May 2021 Futures	6.5	5,394
Zinc September 2021 Futures	3.3	2,732

Total Long Futures Contracts		$119,727

Cash	(43.9)%	$(36,537)

Total Notional Amount		$83,190

(8)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.3%	$1,934
Arabica Coffee May 2021 Futures	2.7	1,185
Brent Crude July 2021 Futures	7.5	3,335
Copper May 2021 Futures	5.6	2,476
Corn May 2021 Futures	6.1	2,709
Cotton No. 02 May 2021 Futures	1.5	651
Gas Oil July 2021 Futures	2.9	1,296
Gold 100 oz. June 2021 Futures	12.5	5,574
Hard Red Winter Wheat May 2021 Futures	1.4	642
Lean Hogs June 2021 Futures	2.5	1,116
Live Cattle June 2021 Futures	3.9	1,745
New York Harbor ULSD May 2021 Futures	2.3	1,016
Nickel May 2021 Futures	2.3	1,022
NYMEX — Natural Gas July 2022 Futures	7.8	3,479
RBOB Gasoline May 2021 Futures	2.7	1,220
Silver May 2021 Futures	3.7	1,663
Soybean Meal May 2021 Futures	3.4	1,496
Soybean Oil May 2021 Futures	3.7	1,639
Soybeans May 2021 Futures	5.9	2,618
Sugar No. 11 May 2021 Futures	2.7	1,201
Wheat May 2021 Futures	2.6	1,179
WTI Crude May 2021 Futures	9.0	4,021
Zinc May 2021 Futures	3.0	1,344

Total Long Futures Contracts		$44,561

Total Notional Amount		$44,561

62	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

(9)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Brent Crude September 2021 Futures	20.3%	$11,800
Cotton No. 02 May 2021 Futures	1.6	953
Gas Oil August 2021 Futures	3.2	1,887
Gold 100 oz. June 2021 Futures	14.0	8,165
Live Cattle June 2021 Futures	7.2	4,195
LME — Copper May 2022 Futures	7.4	4,281
New York Harbor ULSD August 2021 Futures	4.2	2,462
Nickel May 2021 Futures	3.7	2,149
RBOB Gasoline August 2021 Futures	4.8	2,769
Silver May 2021 Futures	4.2	2,437
Soybean Meal May 2021 Futures	11.9	6,923
Soybeans May 2021 Futures	14.5	8,427
Sugar No. 11 May 2021 Futures	3.0	1,759

Total Long Futures Contracts		$58,207

Total Notional Amount		$58,207

(10)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.6%	$2,083
Aluminum September 2022 Futures	3.4	1,542
Arabica Coffee May 2021 Futures	0.1	49
Arabica Coffee September 2021 Futures	0.2	114
Brent Crude September 2021 Futures	6.8	3,089
Cocoa May 2021 Futures	0.8	345
Copper May 2021 Futures	9.6	4,353
Copper September 2021 Futures	4.7	2,108
Corn May 2021 Futures	1.3	585
Corn September 2021 Futures	6.6	2,983
Cotton No. 02 December 2021 Futures	6.0	2,713
Cotton No. 02 May 2021 Futures	0.7	295
Gas Oil September 2021 Futures	5.3	2,415
Gold 100 oz. August 2021 Futures	5.6	2,530
Gold 100 oz. June 2021 Futures	1.0	462
Hard Red Winter Wheat May 2021 Futures	0.2	98
Hard Red Winter Wheat September 2021 Futures	3.0	1,349
Lean Hogs August 2021 Futures	2.8	1,281
Live Cattle August 2021 Futures	0.9	385
New York Harbor ULSD September 2021 Futures	5.5	2,508
Nickel May 2021 Futures	3.4	1,539
Nickel September 2021 Futures	3.0	1,349
NYMEX — Natural Gas May 2022 Futures	3.7	1,684
NYMEX — Natural Gas September 2022 Futures	4.8	2,153
Platinum July 2021 Futures	2.2	987
RBOB Gasoline September 2021 Futures	11.5	5,191
Silver May 2021 Futures	1.9	857
Silver September 2021 Futures	1.7	761
Soybean Meal May 2021 Futures	0.9	419
Soybean Meal December 2021 Futures	4.1	1,835
Soybean Oil December 2021 Futures	3.4	1,542
Soybean Oil May 2021 Futures	1.6	733
Soybeans May 2021 Futures	0.7	314
Soybeans November 2021 Futures	6.9	3,127
Sugar No. 11 October 2021 Futures	5.6	2,536
Wheat May 2021 Futures	0.6	293
Wheat September 2021 Futures	2.5	1,137
WTI Crude September 2021 Futures	6.5	2,922
Zinc May 2021 Futures	6.5	2,932
Zinc September 2021 Futures	3.3	1,485

Total Long Futures Contracts		$65,083

Cash	(43.9)%	$(19,861)

Total Notional Amount		$45,222

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	63

Consolidated Schedule of Investments	PIMCO Inflation Response Multi-Asset Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$61	$0	$0	$0	$1,644	$1,705
Swap Agreements	0	49	0	0	196	245

	$61	$49	$0	$0	$1,840	$1,950

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,051	$0	$11,051
Purchased Options	0	0	0	0	2,448	2,448
Swap Agreements	1,247	255	0	0	0	1,502

	$1,247	$255	$0	$11,051	$2,448	$15,001

	$1,308	$304	$0	$11,051	$4,288	$16,951

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$1,864	$0	$0	$0	$1,605	$3,469
Swap Agreements	0	0	0	0	401	401

	$1,864	$0	$0	$0	$2,006	$3,870

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,157	$0	$2,157
Written Options	0	43	0	0	3,331	3,374
Swap Agreements	11,117	0	166	0	152	11,435

	$11,117	$43	$166	$2,157	$3,483	$16,966

	$12,981	$43	$166	$2,157	$5,489	$20,836

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2021:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(253)	$0	$(243)	$(496)
Written Options	89	0	201	0	70	360
Futures	12,029	0	818	0	11,667	24,514
Swap Agreements	0	(3,832)	0	0	(3,093)	(6,925)

	$12,118	$(3,832)	$766	$0	$8,401	$17,453

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(19,426)	$0	$(19,426)
Purchased Options	0	(7)	0	(483)	(62)	(552)
Written Options	0	469	0	0	574	1,043
Swap Agreements	108,557	135	16,238	0	(1)	124,929

	$108,557	$597	$16,238	$(19,909)	$511	$105,994

	$120,675	$(3,235)	$17,004	$(19,909)	$8,912	$123,447

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(316)	$0	$192	$(124)
Written Options	0	0	266	0	0	266
Futures	(4,423)	0	772	0	894	(2,757)
Swap Agreements	0	5,271	0	0	(1,410)	3,861

	$(4,423)	$5,271	$722	$0	$(324)	$1,246

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,241	$0	$16,241
Purchased Options	0	0	0	0	1,228	1,228
Written Options	0	118	0	0	(1,445)	(1,327)
Swap Agreements	(12,222)	515	(429)	0	(333)	(12,469)

	$(12,222)	$633	$(429)	$16,241	$(550)	$3,673

	$(16,645)	$5,904	$293	$16,241	$(874)	$4,919

64	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$52,036	$0	$52,036
Industrials	0	1,859	0	1,859
Utilities	0	589	0	589
U.S. Government Agencies	0	163,537	0	163,537
U.S. Treasury Obligations	0	761,737	0	761,737
Non-Agency Mortgage-Backed Securities	0	34,417	0	34,417
Asset-Backed Securities	0	76,134	0	76,134
Sovereign Issues	0	253,739	0	253,739
Common Stocks
Consumer Discretionary	1,597	0	0	1,597
Energy	4,017	0	0	4,017
Health Care	1,115	0	0	1,115
Industrials	1,214	0	0	1,214
Information Technology	1,299	0	0	1,299
Utilities	1,172	0	0	1,172
Master Limited Partnerships
Energy	3,431	0	0	3,431
Preferred Securities
Banking & Finance	0	4,125	0	4,125
Real Estate Investment Trusts
Real Estate	85,506	0	0	85,506
Commodities	0	72,417	0	72,417
Short-Term Instruments
Repurchase Agreements	0	46,060	0	46,060
Argentina Treasury Bills	0	358	0	358
U.S. Treasury Bills	0	4,725	0	4,725
U.S. Treasury Cash Management Bills	0	8,515	0	8,515

	$99,351	$1,480,248	$0	$1,579,599

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Mutual Funds	$99,225	$0	$0	$99,225
Short-Term Instruments
Central Funds Used for Cash Management Purposes	13,600	0	0	13,600

	$112,825	$0	$0	$112,825

Total Investments	$212,176	$1,480,248	$0	$1,692,424

Financial Derivative Instruments- Assets
Exchange-traded or centrally cleared	1,705	245	0	1,950
Over the counter	0	15,001	0	15,001

	$1,705	$15,246	$0	$16,951

Financial Derivative Instruments- Liabilities
Exchange-traded or centrally cleared	(3,466)	(401)	0	(3,867)
Over the counter	0	(16,966)	0	(16,966)

	$(3,466)	$(17,367)	$0	$(20,833)

Total Financial Derivative Instruments	$(1,761)	$(2,121)	$0	$(3,882)

Totals	$210,415	$1,478,127	$0	$1,688,542

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	65

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Inflation Response Multi-Asset Fund (“IRMA Fund”) may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the PIMCO RealEstateRealReturn Strategy Fund’s Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the applicable Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the

66	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2021

currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Long-Term Real Return Fund	Daily	Monthly

PIMCO RealEstateRealReturn Strategy Fund	Quarterly	Quarterly

PIMCO Inflation Response Multi-Asset Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020

ANNUAL REPORT	|	MARCH 31, 2021	67

Notes to Financial Statements	(Cont.)

through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management

68	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2021

investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to

ANNUAL REPORT	|	MARCH 31, 2021	69

Notes to Financial Statements	(Cont.)

deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the

70	PIMCO REAL RETURN STRATEGY FUNDS

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intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

Physical commodities are valued using spot prices from established commodity exchanges as published by a third party pricing service as of the reporting date.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The IRMA Fund may invest substantially all or a significant portion of its assets in Institutional Class or Class M shares of any Underlying PIMCO Funds and may also invest in other Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the IRMA Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2021 (amounts in thousands†):

PIMCO Inflation Response Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$82,003	$5,858	$0	$0	$11,364	$99,225	$702	$0

PIMCO Short-Term Floating NAV Portfolio III	8,426	809,745	(804,600)	44	(15)	13,600	45	0

Totals	$90,429	$815,603	$(804,600)	$44	$11,349	$112,825	$747	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Long-Term Real Return Fund	$46,238	$827,493	$(870,200)	$279	$(47)	$3,763	$93	$0

PIMCO RealEstateRealReturn Strategy Fund	8,118	1,404,756	(1,390,400)	130	(2)	22,602	56	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Master Limited Partnerships  (“MLPs”) are generally publicly traded entities that are organized as limited partnerships or limited liability companies and are treated as partnerships under the Internal Revenue Code. Currently, most MLPs operate in the energy and/or natural resources sectors. The only asset of an MLP is most commonly the ownership of the limited liability company or limited partnership known as the operating entity, which in turn owns subsidiaries and operating assets. The ownership of an MLP is split between the public and a sponsor. Interests in MLPs (“units”) are often traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, and are intended to receive cash distributions and to have no role in the operation and management of the entity. MLP cash distributions are not guaranteed and depend on each partnership’s or limited liability company’s ability to generate adequate cash flow. The partnership or operating agreements of MLPs determine how cash distributions will be made to general partners and limited partners or to managing members and members, as applicable.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created

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from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as

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those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

(c) The PIMCO Inflation Response Multi-Asset Fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A

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Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations

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and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures

Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that

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commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction

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noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

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Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate,

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Notes to Financial Statements	(Cont.)

index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Allocation	—	—	X

Acquired Fund	—	—	X

Interest Rate	X	X	X

Call	X	X	X

Credit	X	X	X

High Yield	X	X	—

High Yield and Distressed Company	—	—	X

Market	X	X	X

Issuer	X	X	X

Liquidity	X	X	X

Derivatives	X	X	X

Commodity	X	—	X

Risks	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Equity	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X

Foreign (Non-U.S.) Investment	X	X	X

Real Estate	—	X	X

Emerging Markets	X	X	X

Sovereign Debt	X	X	X

Currency	X	X	X

Leveraging	X	X	X

Model	—	—	X

Management	X	X	X

Inflation-Indexed Security	X	X	X

Short Exposure	X	X	X

Tax	—	—	X

Subsidiary	—	—	X

Value Investing	—	—	X

Arbitrage	—	—	X

Convertible Securities	—	—	X

Small-Cap and Mid-Cap Company	—	—	X

Gold-Related	—	—	X

Exchange-Traded Fund	—	—	X

LIBOR-Transition	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer

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average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more

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rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

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Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Gold-Related Risk  is the risk that investments tied to the price of gold may fluctuate substantially over short periods of time or be more volatile than other types of investments due to changes in inflation or inflation expectations or other economic, financial and political factors in the U.S. and foreign (non-U.S.) countries.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have

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significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

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Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, a Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class		Class A	Class C
PIMCO Long-Term Real Return Fund	0.25%	0.25%	0.35%	N/A		0.25%	*	N/A	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.49%	0.25%	0.35%	0.45%	(1)	0.25%	*	0.40%	0.40%
PIMCO Inflation Response Multi-Asset Fund	0.44%	0.25%	0.35%	N/A		0.25%	*	0.45%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

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Notes to Financial Statements	(Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

86	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2021

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO RealEstateRealReturn Strategy Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO RealEstateRealReturn Strategy Fund	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the IRMA Fund are based upon an allocation of the IRMA Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class and Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the IRMA Fund’s assets.

PIMCO has contractually agreed, through July 31, 2021, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the expenses attributable to the management fees of Underlying PIMCO Funds indirectly incurred by the IRMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the IRMA Fund’s management fees are greater than or equal to the management fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $814,213.

PIMCO Cayman Commodity Fund VII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $1,577,559. See Note 15, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Long-Term Real Return Fund	$27,467	$215,837

PIMCO RealEstateRealReturn Strategy Fund	543,438	197,815

PIMCO Inflation Response Multi-Asset Fund	37,184	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly

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Notes to Financial Statements	(Cont.)

greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Long-Term Real Return Fund	$3,878,308	$5,288,208	$50,742	$62,941

PIMCO RealEstateRealReturn Strategy Fund	5,802,996	5,466,475	370,305	237,034

PIMCO Inflation Response Multi-Asset Fund	6,342,824	6,319,846	248,969	117,369

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REDEMPTIONS IN-KIND

The redemptions in-kind are reflected on the Statement of Operations as a component of Net Realized Gain (Loss) on Investments in securities. For the period ended March 31, 2021, the following Fund realized gains or losses from in-kind redemptions, by affiliated Funds, of approximately (amounts in thousands†):

Fund Name	Realized Gains	Realized Losses

PIMCO RealEstateRealReturn Strategy Fund	$34,638	$(4,159)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Long-Term Real Return Fund				PIMCO RealEstateRealReturn Strategy Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	84,231	$815,769	43,415	$385,796	215,325	$1,548,371	35,824	$257,114

I-2	6,963	65,680	826	7,584	1,354	10,717	2,395	21,152

I-3	N/A	N/A	N/A	N/A	73	540	1,122	9,477

Class A	N/A	N/A	N/A	N/A	3,147	22,868	3,462	28,225

Class C	N/A	N/A	N/A	N/A	295	1,724	874	6,060
Issued as reinvestment of distributions

Institutional Class	24,816	200,385	9,239	81,547	16,140	130,103	5,936	54,618

I-2	1,405	11,304	72	634	447	3,525	261	2,345

I-3	N/A	N/A	N/A	N/A	7	57	18	163

Class A	N/A	N/A	N/A	N/A	2,135	15,276	1,115	9,189

Class C	N/A	N/A	N/A	N/A	494	2,891	304	2,119
Cost of shares redeemed

Institutional Class	(193,561)	(1,935,240)	(74,876)	(666,114)	(221,934)	(1,717,226)	(66,938)	(596,872)

I-2	(5,656)	(49,025)	(1,290)	(11,574)	(2,291)	(17,827)	(2,090)	(16,895)

I-3	N/A	N/A	N/A	N/A	(349)	(2,352)	(807)	(7,221)

Class A	N/A	N/A	N/A	N/A	(6,203)	(43,516)	(7,859)	(62,993)

Class C	N/A	N/A	N/A	N/A	(3,306)	(19,939)	(1,864)	(12,645)

Net increase (decrease) resulting from Fund share transactions	(81,802)	$(891,127)	(22,614)	$(202,127)	5,334	$(64,788)	(28,247)	$(306,164)

88	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2021

	PIMCO Inflation Response Multi-Asset Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	49,933	$420,451	30,923	$249,062

I-2	3,999	34,110	275	2,195

I-3	N/A	N/A	N/A	N/A

Class A	693	5,754	10	79

Class C	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	1,137	9,681	2,653	21,521

I-2	25	214	41	330

I-3	N/A	N/A	N/A	N/A

Class A	4	33	10	80

Class C	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(27,433)	(227,755)	(29,201)	(229,345)

I-2	(1,002)	(8,639)	(509)	(3,893)

I-3	N/A	N/A	N/A	N/A

Class A	(57)	(468)	(337)	(2,711)

Class C	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	27,299	$233,381	3,865	$37,318

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Long-Term Real Return Fund	0	2	0%	58%

PIMCO RealEstateRealReturn Strategy Fund	0	1	0%	60%

15. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on August 1, 2011, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Inflation Response Multi-Asset Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 18.9% of the Fund’s consolidated net assets.

16. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

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Notes to Financial Statements	(Cont.)

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Funds may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by each Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Long-Term Real Return Fund	$0	$29,930	$21,325	$(13)	$(71,167)	$0	$0	$(19,925)

PIMCO RealEstateRealReturn Strategy Fund	110,235	0	148,626	0	0	0	0	258,861

PIMCO Inflation Response Multi-Asset Fund	132,095	0	29,162	0	(35,778)	0	0	125,479

†	A zero balance may reflect actual amounts rounding to less than one thousand.

90	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2021

(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, partnerships, treasury inflation protected securities (TIPS), sale/buyback transactions, straddle loss deferrals, hyperinflationary investments, Controlled Foreign Corporation (CFC) basis adjustment, and defaulted securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Long-Term Real Return Fund*	$44,041	$27,126

PIMCO RealEstateRealReturn Strategy Fund	0	0

PIMCO Inflation Response Multi-Asset Fund*	16,118	19,660

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Long-Term Real Return Fund	$914,770	$38,627	$(17,125)	$21,502

PIMCO RealEstateRealReturn Strategy Fund	1,926,772	174,118	(25,311)	148,807

PIMCO Inflation Response Multi-Asset Fund	1,663,833	84,950	(55,057)	29,893

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, straddle loss deferrals, treasury inflation protected securities (TIPS), unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, partnerships, sale/buyback transactions, hyperinflationary investments, Controlled Foreign Corporation (CFC) basis adjustment, and defaulted securities.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Long-Term Real Return Fund	$37,496	$175,000	$0	$82,195	$0	$0

PIMCO RealEstateRealReturn Strategy Fund	105,844	47,159	0	70,001	0	0

PIMCO Inflation Response Multi-Asset Fund	10,002	0	0	22,501	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2021	91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (three of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of cash flows for PIMCO Long-Term Real Return Fund and PIMCO RealEstateRealReturn Strategy Fund for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations and each of the cash flows for PIMCO Long-Term Real Return Fund and PIMCO RealEstateRealReturn Strategy Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

92	PIMCO REAL RETURN STRATEGY FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	MBC	HSBC Bank Plc

BOM	Bank of Montreal	FBF	Credit Suisse International	MEI	Merrill Lynch International

BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC

BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GRE	NatWest Markets Securities Inc.	NOM	Nomura Securities International Inc.

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co. LLC	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	GST	Goldman Sachs International	SOG	Societe Generale Paris

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	IND	Crédit Agricole Corporate and Investment Bank S.A.	STR	State Street FICC Repo

DBL	Deutsche Bank AG London	JPM	JP Morgan Chase Bank N.A.	TDL	Toronto Dominion Bank London

DEU	Deutsche Bank Securities, Inc.	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PHP	Philippine Peso

AUD	Australian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty

BRL	Brazilian Real	IDR	Indonesian Rupiah	RON	Romanian New Leu

CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TRY	Turkish New Lira

COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DKK	Danish Krone	NZD	New Zealand Dollar	UYU	Uruguayan Peso

EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand

Exchange Abbreviations:

ICE	IntercontinentalExchange®	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM

BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	CPTFEMU	Eurozone HICP ex-Tobacco Index	HOBR	Heating Oil Brent Crude

BCOMTR	Bloomberg Commodity Index Total Return	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMABNIC5	J.P. Morgan Custom Commodity Index

CDX.EM	Credit Derivatives Index - Emerging Markets	DWRTFT	Dow Jones Wilshire REIT Total Return Index	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil

CDX.HY	Credit Derivatives Index - High Yield	EURMARGIN	European Refined Margin	PIMCODB	PIMCO Custom Commodity Basket

CDX.IG	Credit Derivatives Index - Investment Grade	EUROBOBCO	Margin Eurobob Gasoline vs. Brent	UKRPI	United Kingdom Retail Prices Index

CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	oz.	Ounce

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OAT	Obligations Assimilables du Trésor	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation

ANNUAL REPORT	|	MARCH 31, 2021	93

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Long-Term Real Return Fund	0%	0%	$105,003	$841

PIMCO RealEstateRealReturn Strategy Fund	0%	0%	1,238	0

PIMCO Inflation Response Multi-Asset Fund	0%	0%	8,766	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PIMCO Long-Term Real Return Fund	0%

PIMCO RealEstateRealReturn Strategy Fund	0%

PIMCO Inflation Response Multi-Asset Fund	0%

94	PIMCO REAL RETURN STRATEGY FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2021	95

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

96	PIMCO REAL RETURN STRATEGY FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	MARCH 31, 2021	97

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

98	PIMCO REAL RETURN STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3006AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Low Duration Fund II

PIMCO Low Duration ESG Fund

PIMCO Short Asset Investment Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and

2	PIMCO SHORT DURATION STRATEGY FUNDS

emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

The PIMCO Government Money Market Fund operates as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940 (the “Act”). Government money market funds are permitted to transact fund shares at a NAV calculated using the amortized cost valuation method.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of

4	PIMCO SHORT DURATION STRATEGY FUNDS

LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. (These charges do not apply to the PIMCO Government Money Market Fund or the PIMCO Short Asset Investment Fund.) The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class M, I-2, I-3,

Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class M, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class M	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Government Money Market Fund	01/27/09	05/13/16	01/27/09	05/14/09	—	05/13/16	05/14/09	05/14/09	Diversified
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	—	—	02/02/98	—	—	Diversified
PIMCO Low Duration ESG Fund	12/31/96	12/31/96	—	11/19/10	—	—	—	—	Diversified
PIMCO Short Asset Investment Fund	05/31/12	05/31/12	12/21/15	05/31/12	04/27/18	05/31/12	05/31/12	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under

ANNUAL REPORT	|	MARCH 31, 2021	5

Important Information About the Funds	(Cont.)

authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds, other than the PIMCO Government Money Market Fund, file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’, other than the PIMCO Government Money Market Fund, complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. The PIMCO Government Money Market Fund files its complete schedule of portfolio holdings on a monthly basis with the SEC on Form N-MFP. The PIMCO Government Money Market Fund’s complete schedule of portfolio holdings as of the end of each month will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

6	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Government Money Market Fund

Institutional Class - PGYXX	Administrative Class - PGOXX
Class M - PGFXX	Class A - AMAXX
I-2 - PGPXX	Class C - AMGXX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Class M commenced operations.

Allocation Breakdown as of March 31, 2021†§

Repurchase Agreements	75.6%

Short-Term Notes	18.7%

U.S. Treasury Bills	3.8%

U.S. Treasury Obligations	1.7%

Government Agency Repurchase Agreements	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2021

	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Institutional Class	0.00%	0.00%	0.02%	1.05%	0.55%	0.47%
PIMCO Government Money Market Fund Class M	0.00%	0.00%	0.02%	1.05%	0.54%	0.47%
PIMCO Government Money Market Fund I-2	0.00%	0.00%	0.02%	0.97%	0.50%	0.43%
PIMCO Government Money Market Fund Administrative Class	0.00%	0.00%	0.02%	1.05%	0.55%	0.47%
PIMCO Government Money Market Fund Class A	0.00%	0.00%	0.02%	0.93%	0.48%	0.41%
PIMCO Government Money Market Fund Class C	0.00%	0.00%	0.02%	0.93%	0.48%	0.41%
FTSE 3-Month Treasury Bill Index			0.21%	1.15%	0.60%	0.52%♦
Lipper Institutional U.S. Government Money Markets Funds Average			0.04%	0.83%	0.43%	0.38%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class M shares. The prior Class M performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.18% for Institutional Class shares, 0.18% for Class M shares, 0.28% for I-2 shares, 0.18% for Administrative Class shares, 0.33% for Class A shares, and 0.33% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund had greater exposure to high quality and short maturity assets during the reporting period.

»	The Fund’s weighted average maturity remained low over the reporting period, reducing its sensitivity to interest rate changes.

»	The Fund maintained its high level of collateralized repurchase agreement holdings to maintain a stable net asset value and liquidity profile.

ANNUAL REPORT	|	MARCH 31, 2021	7

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	63.6%

U.S. Government Agencies	18.7%

Corporate Bonds & Notes	10.7%

Non-Agency Mortgage-Backed Securities	2.5%

U.S. Treasury Obligations	2.4%

Asset-Backed Securities	1.4%

Municipal Bonds & Notes	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	2.09%	2.13%	1.81%	4.10%
PIMCO Low Duration Fund II Administrative Class	1.84%	1.87%	1.56%	3.84%
ICE BofAML 1-3 Year U.S. Treasury Index	0.24%	1.71%	1.29%	3.63%
Lipper Short Investment Grade Debt Funds Average	6.48%	2.43%	1.85%	3.87%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.53% for Institutional Class shares, and 0.78% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security. PIMCO will use the highest rating as the credit rating for that security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Holdings of Agency mortgage-backed securities contributed to relative performance, due to positive excess return.

»	Holdings of non-Agency securities contributed to relative performance, as prices for these securities appreciated.

»	Overweight exposure to U.S. duration to the 5- and 10-year points of the curve detracted from performance, as interest rates increased.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration ESG Fund

Institutional Class - PLDIX	I-2 - PLUPX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	39.4%

Short-Term Instruments‡	32.6%

U.S. Government Agencies	18.6%

Non-Agency Mortgage-Backed Securities	3.4%

Sovereign Issues	2.6%

Municipal Bonds & Notes	2.3%

Asset-Backed Securities	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration ESG Fund Institutional Class	2.92%	2.14%	1.98%	3.81%
PIMCO Low Duration ESG Fund I-2	2.82%	2.03%	1.88%	3.70%
ICE BofAML 1-3 Year U.S. Treasury Index	0.24%	1.71%	1.29%	3.15%
Lipper Short Investment Grade Debt Funds Average	6.48%	2.43%	1.85%	3.29%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.58% for Institutional Class shares, and 0.68% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. In addition, the Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Holdings of emerging market external debt contributed to relative performance, due to positive performance for the emerging markets external corporate debt sector.

»	Holdings of Agency mortgage-backed securities contributed to relative performance, due to positive excess return.

»	Overweight exposure to duration in Italy, particularly in Q2 2020, detracted from performance, as rates rose in April.

ANNUAL REPORT	|	MARCH 31, 2021	9

PIMCO Short Asset Investment Fund

Institutional Class - PAIDX	I-3 - PANDX
Class M - PAMSX	Administrative Class - PAIQX
I-2 - PAIPX	Class A - PAIAX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	46.9%

U.S. Government Agencies	16.2%

Asset-Backed Securities	15.0%

Short-Term Instruments‡	14.5%

Sovereign Issues	3.2%

Non-Agency Mortgage-Backed Securities	1.9%

U.S. Treasury Obligations	1.6%

Municipal Bonds & Notes	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO Short Asset Investment Fund Institutional Class	3.20%	1.83%	1.47%
PIMCO Short Asset Investment Fund Class M	3.20%	1.84%	1.48%
PIMCO Short Asset Investment Fund I-2	3.09%	1.73%	1.37%
PIMCO Short Asset Investment Fund I-3	3.04%	1.67%	1.31%
PIMCO Short Asset Investment Fund Administrative Class	2.94%	1.57%	1.21%
PIMCO Short Asset Investment Fund Class A	2.84%	1.48%	1.12%
PIMCO Short Asset Investment Fund Class A (adjusted)	2.84%	1.02%	0.86%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.67%
Lipper Ultra-Short Obligation Funds Average	3.31%	1.68%	1.17%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.36% for Institutional Class shares, 0.36% for Class M shares, 0.46% for I-2 shares, 0.56% for I-3 Shares, 0.61% for Administrative Class shares, and 0.71% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Asset Investment Fund seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Holdings of select asset-backed securities contributed to relative performance, as spreads tightened.

»	Underweight exposure to U.S. duration contributed to relative performance, as interest rates increased.

»	There were no material detractors for this Fund.

10	PIMCO SHORT DURATION STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Government Money Market Fund
Institutional Class	$1,000.00	$1,000.00	$0.65	$1,000.00	$1,024.28	$0.66	0.13%
Class M	1,000.00	1,000.00	0.65	1,000.00	1,024.28	0.66	0.13
I-2	1,000.00	1,000.00	0.70	1,000.00	1,024.23	0.71	0.14
Administrative Class	1,000.00	1,000.00	0.70	1,000.00	1,024.23	0.71	0.14
Class A	1,000.00	1,000.00	0.70	1,000.00	1,024.23	0.71	0.14
Class C	1,000.00	1,000.00	0.60	1,000.00	1,024.33	0.61	0.12

PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$998.80	$2.49	$1,000.00	$1,022.44	$2.52	0.50%
Administrative Class	1,000.00	997.60	3.74	1,000.00	1,021.19	3.78	0.75

PIMCO Low Duration ESG Fund
Institutional Class	$1,000.00	$1,005.10	$2.50	$1,000.00	$1,022.44	$2.52	0.50%
I-2	1,000.00	1,004.60	3.00	1,000.00	1,021.94	3.02	0.60

ANNUAL REPORT	|	MARCH 31, 2021	11

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Short Asset Investment Fund
Institutional Class	$1,000.00	$1,002.00	$1.75	$1,000.00	$1,023.19	$1.77	0.35%
Class M	1,000.00	1,002.00	1.75	1,000.00	1,023.19	1.77	0.35
I-2	1,000.00	1,001.50	2.25	1,000.00	1,022.69	2.27	0.45
I-3	1,000.00	1,001.30	2.49	1,000.00	1,022.44	2.52	0.50
Administrative Class	1,000.00	1,000.80	2.99	1,000.00	1,021.94	3.02	0.60
Class A	1,000.00	1,000.30	3.49	1,000.00	1,021.44	3.53	0.70

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO SHORT DURATION STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Government Money Market Fund
Institutional Class

03/31/2021	$1.00	$0.00	$0.00	$0.00	$(0.00)	$0.00	$0.00	$(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

05/13/2016 - 03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class M

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
I-2

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Administrative Class

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.01	0.01	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

05/13/2016 - 03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C

03/31/2021	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2020	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

PIMCO Low Duration Fund II
Institutional Class

03/31/2021	$9.75	$0.06	$0.14	$0.20	$(0.08)	$0.00	$0.00	$(0.08)

03/31/2020	9.68	0.22	0.10	0.32	(0.25)	0.00	0.00	(0.25)

03/31/2019	9.67	0.22	0.02	0.24	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.75	0.13	(0.06)	0.07	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.73	0.13	0.07	0.20	(0.18)	0.00	0.00	(0.18)
Administrative Class

03/31/2021	9.75	0.03	0.15	0.18	(0.06)	0.00	0.00	(0.06)

03/31/2020	9.68	0.20	0.10	0.30	(0.23)	0.00	0.00	(0.23)

03/31/2019	9.67	0.20	0.01	0.21	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.75	0.11	(0.06)	0.05	(0.13)	0.00	0.00	(0.13)

03/31/2017	9.73	0.11	0.06	0.17	(0.15)	0.00	0.00	(0.15)

14	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$1.00	0.02%	$600,787	0.14%		0.18%		0.14%		0.18%		0.00%		N/A

1.00	1.83	571,748	0.17		0.18		0.17		0.18		1.76		N/A

1.00	2.03	411,895	0.18		0.18		0.18		0.18		2.07		N/A

1.00	1.03	225,369	0.18		0.18		0.18		0.18		1.06		N/A

1.00	0.31	131,503	0.19	*	0.19	*	0.19	*	0.19	*	0.38	*	N/A

1.00	0.02	319,831	0.15		0.18		0.15		0.18		0.00		N/A

1.00	1.83	355,884	0.17		0.18		0.17		0.18		1.82		N/A

1.00	2.03	332,849	0.18		0.18		0.18		0.18		2.02		N/A

1.00	1.02	405,380	0.18		0.18		0.18		0.18		0.96		N/A

1.00	0.34	546,517	0.19		0.19		0.19		0.19		0.32		N/A

1.00	0.02	13,508	0.15		0.28		0.15		0.28		0.00		N/A

1.00	1.73	63,897	0.27		0.28		0.27		0.28		1.49		N/A

1.00	1.93	16,007	0.28		0.28		0.28		0.28		2.04		N/A

1.00	0.92	12,444	0.28		0.28		0.28		0.28		0.95		N/A

1.00	0.24	2,885	0.29		0.29		0.29		0.29		0.24		N/A

1.00	0.02	35,062	0.15		0.18		0.15		0.18		0.00		N/A

1.00	1.83	204,673	0.17		0.18		0.17		0.18		1.47		N/A

1.00	2.03	63,929	0.18		0.18		0.18		0.18		1.96		N/A

1.00	1.03	104,669	0.18		0.18		0.18		0.18		1.02		N/A

1.00	0.31	85,639	0.19	*	0.19	*	0.19	*	0.19	*	0.39	*	N/A

1.00	0.02	592,346	0.15		0.33		0.15		0.33		0.00		N/A

1.00	1.68	1,075,849	0.32		0.33		0.32		0.33		1.56		N/A

1.00	1.88	454,398	0.33		0.33		0.33		0.33		1.96		N/A

1.00	0.87	139,820	0.33		0.33		0.33		0.33		0.86		N/A

1.00	0.19	134,221	0.34		0.34		0.34		0.34		0.22		N/A

1.00	0.02	109,750	0.14		0.33		0.14		0.33		0.00		N/A

1.00	1.68	82,022	0.32		0.33		0.32		0.33		1.62		N/A

1.00	1.88	47,512	0.33		0.33		0.33		0.33		1.89		N/A

1.00	0.87	35,277	0.33		0.33		0.33		0.33		0.85		N/A

1.00	0.19	57,969	0.34		0.34		0.34		0.34		0.22		N/A

$9.87	2.09%	$431,289	0.50%		0.50%		0.50%		0.50%		0.56%		524%

9.75	3.33	399,558	0.53		0.53		0.50		0.50		2.31		234

9.68	2.49	365,472	0.54		0.54		0.50		0.50		2.31		522

9.67	0.72	365,528	0.50		0.50		0.50		0.50		1.37		701

9.75	2.03	321,426	0.54		0.54		0.50		0.50		1.34		491

9.87	1.84	10,077	0.75		0.75		0.75		0.75		0.31		524

9.75	3.08	9,973	0.78		0.78		0.75		0.75		2.06		234

9.68	2.24	9,567	0.79		0.79		0.75		0.75		2.06		522

9.67	0.46	9,071	0.75		0.75		0.75		0.75		1.11		701

9.75	1.77	9,055	0.79		0.79		0.75		0.75		1.10		491

ANNUAL REPORT	|	MARCH 31, 2021	15

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration ESG Fund
Institutional Class

03/31/2021	$9.51	$0.08	$0.20	$0.28	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2020	9.45	0.21	0.07	0.28	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.45	0.19	0.02	0.21	(0.21)	0.00	0.00	(0.21)

03/31/2018	9.48	0.09	(0.03)	0.06	(0.09)	0.00	0.00	(0.09)

03/31/2017	9.48	0.17	0.01	0.18	(0.15)	0.00	(0.03)	(0.18)
I-2

03/31/2021	9.51	0.07	0.20	0.27	(0.09)	0.00	0.00	(0.09)

03/31/2020	9.45	0.19	0.08	0.27	(0.21)	0.00	0.00	(0.21)

03/31/2019	9.45	0.18	0.02	0.20	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.48	0.08	(0.03)	0.05	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.48	0.16	0.01	0.17	(0.14)	0.00	(0.03)	(0.17)

PIMCO Short Asset Investment Fund
Institutional Class

03/31/2021	$9.76	$0.07	$0.24	$0.31	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)

03/31/2018	10.05	0.17	0.03	0.20	(0.17)	(0.04)	0.00	(0.21)

03/31/2017	10.00	0.13	0.06	0.19	(0.14)	0.00	0.00	(0.14)
Class M

03/31/2021	9.76	0.07	0.24	0.31	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.01	0.24	(0.25)	(0.01)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)

03/31/2018	10.05	0.16	0.04	0.20	(0.17)	(0.04)	0.00	(0.21)

03/31/2017	10.00	0.13	0.06	0.19	(0.14)	0.00	0.00	(0.14)
I-2

03/31/2021	9.76	0.06	0.24	0.30	(0.06)	0.00	0.00	(0.06)

03/31/2020	10.01	0.23	(0.25)	(0.02)	(0.23)	0.00	0.00	(0.23)

03/31/2019	10.04	0.25	(0.03)	0.22	(0.24)	(0.01)	0.00	(0.25)

03/31/2018	10.05	0.16	0.03	0.19	(0.16)	(0.04)	0.00	(0.20)

03/31/2017	10.00	0.12	0.06	0.18	(0.13)	0.00	0.00	(0.13)
I-3

03/31/2021	9.76	0.04	0.26	0.30	(0.06)	0.00	0.00	(0.06)

03/31/2020	10.01	0.22	(0.25)	(0.03)	(0.22)	0.00	0.00	(0.22)

04/27/2018 - 03/31/2019	10.05	0.24	(0.05)	0.19	(0.22)	(0.01)	0.00	(0.23)
Administrative Class

03/31/2021	9.76	0.09	0.20	0.29	(0.05)	0.00	0.00	(0.05)

03/31/2020	10.01	0.22	(0.26)	(0.04)	(0.21)	0.00	0.00	(0.21)

03/31/2019	10.04	0.23	(0.02)	0.21	(0.23)	(0.01)	0.00	(0.24)

03/31/2018	10.05	0.13	0.04	0.17	(0.14)	(0.04)	0.00	(0.18)

03/31/2017	10.00	0.12	0.04	0.16	(0.11)	0.00	0.00	(0.11)
Class A

03/31/2021	9.76	0.03	0.25	0.28	(0.04)	0.00	0.00	(0.04)

03/31/2020	10.01	0.20	(0.25)	(0.05)	(0.20)	0.00	0.00	(0.20)

03/31/2019	10.04	0.22	(0.02)	0.20	(0.22)	(0.01)	0.00	(0.23)

03/31/2018	10.05	0.13	0.03	0.16	(0.13)	(0.04)	0.00	(0.17)

03/31/2017	10.00	0.10	0.05	0.15	(0.10)	0.00	0.00	(0.10)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.69	2.92%	$338,942	0.50%	0.50%	0.50%	0.50%	0.80%	387%

9.51	3.00	174,941	0.58	0.58	0.50	0.50	2.25	296

9.45	2.28	200,150	0.52	0.52	0.50	0.50	1.98	492

9.45	0.61	152,255	0.50	0.50	0.50	0.50	0.99	456

9.48	1.89	127,164	0.55	0.55	0.50	0.50	1.81	455

9.69	2.82	103,531	0.60	0.60	0.60	0.60	0.74	387

9.51	2.89	115,117	0.68	0.68	0.60	0.60	2.03	296

9.45	2.18	48,685	0.62	0.62	0.60	0.60	1.88	492

9.45	0.51	37,748	0.60	0.60	0.60	0.60	0.90	456

9.48	1.79	35,142	0.65	0.65	0.60	0.60	1.68	455

$10.00	3.20%	$4,275,170	0.34%	0.34%	0.34%	0.34%	0.66%	89%

9.76	(0.15)	3,121,876	0.35	0.36	0.33	0.34	2.40	89

10.01	2.32	4,124,502	0.34	0.38	0.30	0.34	2.55	110

10.04	1.92	2,341,486	0.29	0.37	0.26	0.34	1.67	123

10.05	1.91	1,002,290	0.26	0.36	0.24	0.34	1.32	946

10.00	3.20	7,777	0.34	0.34	0.34	0.34	0.70	89

9.76	(0.15)	7,535	0.35	0.36	0.33	0.34	2.36	89

10.01	2.32	5,103	0.34	0.38	0.30	0.34	2.59	110

10.04	1.93	10	0.29	0.37	0.26	0.34	1.63	123

10.05	1.91	10	0.26	0.36	0.24	0.34	1.32	946

10.00	3.09	352,285	0.44	0.44	0.44	0.44	0.61	89

9.76	(0.24)	369,323	0.45	0.46	0.43	0.44	2.31	89

10.01	2.22	383,620	0.44	0.48	0.40	0.44	2.45	110

10.04	1.81	210,245	0.39	0.47	0.36	0.44	1.55	123

10.05	1.81	125,011	0.36	0.46	0.34	0.44	1.24	946

10.00	3.04	1,129	0.49	0.54	0.49	0.54	0.42	89

9.76	(0.30)	794	0.50	0.56	0.48	0.54	2.25	89

10.01	1.92	2,710	0.49 *	0.58 *	0.45 *	0.54 *	2.57 *	110

10.00	2.94	2,406	0.59	0.59	0.59	0.59	0.87	89

9.76	(0.40)	83,858	0.60	0.61	0.58	0.59	2.17	89

10.01	2.04	101,916	0.59	0.63	0.55	0.59	2.32	110

10.04	1.62	24,279	0.54	0.62	0.51	0.59	1.33	123

10.05	1.66	349,448	0.51	0.61	0.49	0.59	1.23	946

10.00	2.84	461,899	0.69	0.69	0.69	0.69	0.34	89

9.76	(0.49)	487,755	0.70	0.71	0.68	0.69	2.02	89

10.01	1.97	534,734	0.69	0.73	0.65	0.69	2.19	110

10.04	1.56	415,240	0.64	0.72	0.61	0.69	1.31	123

10.05	1.55	182,428	0.61	0.71	0.59	0.69	0.98	946

ANNUAL REPORT	|	MARCH 31, 2021	17

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Assets:

Investments, at value
Investments in securities*	$2,344,086	$389,395	$472,300	$4,603,619
Investments in Affiliates	0	85,911	0	664,153
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	63	156	910
Over the counter	0	0	2,343	0
Cash	0	685	1,807	0
Deposits with counterparty	0	893	1,514	7,317
Foreign currency, at value	0	0	328	0
Receivable for investments sold	0	25	67	994
Receivable for TBA investments sold	0	57,143	78,338	0
Receivable for Fund shares sold	38,971	3,834	8,268	3,009
Interest and/or dividends receivable	663	413	1,409	13,012
Dividends receivable from Affiliates	0	70	0	456
Total Assets	2,383,720	538,432	566,530	5,293,470

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$871
Payable for short sales	0	36,589	28,004	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	166	48	0
Over the counter	0	0	186	0
Payable for investments purchased	709,900	2,400	11,099	184,308
Payable for investments in Affiliates purchased	0	70	0	456
Payable for TBA investments purchased	0	53,456	80,315	0
Deposits from counterparty	0	140	1,640	0
Payable for Fund shares redeemed	2,424	4,051	2,556	5,314
Distributions payable	0	4	14	42
Overdraft due to custodian	0	0	0	59
Accrued investment advisory fees	112	94	92	922
Accrued supervisory and administrative fees	0	94	101	716
Accrued distribution fees	0	2	0	1
Accrued servicing fees	0	0	0	101
Accrued reimbursement to PIMCO	0	0	0	14
Other liabilities	0	0	2	0
Total Liabilities	712,436	97,066	124,057	192,804

Net Assets	$1,671,284	$441,366	$442,473	$5,100,666

Net Assets Consist of:

Paid in capital	$1,671,280	$445,075	$441,694	$5,140,132
Distributable earnings (accumulated loss)	4	(3,709)	779	(39,466)

Net Assets	$1,671,284	$441,366	$442,473	$5,100,666

Cost of investments in securities	$2,344,086	$387,687	$469,556	$4,610,265
Cost of investments in Affiliates	$0	$84,320	$0	$663,347
Cost of foreign currency held	$0	$0	$319	$0
Proceeds received on short sales	$0	$36,694	$28,082	$0
Cost or premiums of financial derivative instruments, net	$0	$0	$160	$0

* Includes repurchase agreements of:	$1,775,802	$0	$16,200	$5,458

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Net Assets:

Institutional Class	$600,787	$431,289	$338,942	$4,275,170
Class M	319,831	N/A	N/A	7,777
I-2	13,508	N/A	103,531	352,285
I-3	N/A	N/A	N/A	1,129
Administrative Class	35,062	10,077	N/A	2,406
Class A	592,346	N/A	N/A	461,899
Class C	109,750	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	600,788	43,681	34,987	427,626
Class M	319,831	N/A	N/A	778
I-2	13,508	N/A	10,687	35,237
I-3	N/A	N/A	N/A	113
Administrative Class	35,062	1,021	N/A	241
Class A	592,345	N/A	N/A	46,201
Class C	109,750	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$1.00	$9.87	$9.69	$10.00
Class M	1.00	N/A	N/A	10.00
I-2	1.00	N/A	9.69	10.00
I-3	N/A	N/A	N/A	10.00
Administrative Class	1.00	9.87	N/A	10.00
Class A	1.00	N/A	N/A	10.00
Class C	1.00	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2021	19

Statements of Operations

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Investment Income:

Interest	$2,681	$3,500	$5,096	$40,799
Dividends from Investments in Affiliates	0	1,038	0	6,819
Total Income	2,681	4,538	5,096	47,618

Expenses:

Investment advisory fees	2,143	1,069	970	9,365
Supervisory and administrative fees	2,398	1,070	1,090	7,483
Distribution and/or servicing fees - Administrative Class	0	25	N/A	74
Servicing fees - Class A	0	N/A	N/A	1,307
Trustee fees	12	2	2	27
Interest expense	1	1	3	149
Miscellaneous expense	0	0	0	229
Total Expenses	4,554	2,167	2,065	18,634
Waiver and/or Reimbursement by PIMCO	(1,901)	0	0	(29)
Net Expenses	2,653	2,167	2,065	18,605

Net Investment Income (Loss)	28	2,371	3,031	29,013

Net Realized Gain (Loss):

Investments in securities	419	4,692	3,212	4,679
Investments in Affiliates	0	0	0	779
Exchange-traded or centrally cleared financial derivative instruments	0	3,513	984	(5,848)
Over the counter financial derivative instruments	0	207	(2,012)	0
Short sales	0	0	0	200
Foreign currency	0	0	270	0

Net Realized Gain (Loss)	419	8,412	2,454	(190)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	0	(870)	1,835	73,485
Investments in Affiliates	0	2,405	0	13,171
Exchange-traded or centrally cleared financial derivative instruments	0	(3,230)	906	13,889
Over the counter financial derivative instruments	0	(150)	1,526	0
Foreign currency assets and liabilities	0	0	(9)	0

Net Change in Unrealized Appreciation (Depreciation)	0	(1,845)	4,258	100,545

Net Increase (Decrease) in Net Assets Resulting from Operations	$447	$8,938	$9,743	$129,368

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Low Duration Fund II		PIMCO Low Duration ESG Fund		PIMCO Short Asset Investment Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$28	$31,691	$2,371	$8,980	$3,031	$6,040	$29,013	$112,240
Net realized gain (loss)	419	188	8,412	355	2,454	(449)	(190)	(27,684)
Net change in unrealized appreciation (depreciation)	0	0	(1,845)	3,358	4,258	1,837	100,545	(94,244)

Net Increase (Decrease) in Net Assets Resulting from Operations	447	31,879	8,938	12,693	9,743	7,428	129,368	(9,688)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(120)	(8,462)	(3,523)	(9,733)	(2,571)	(4,550)	(25,195)	(91,212)
Class M	(64)	(5,959)	N/A	N/A	N/A	N/A	(55)	(127)
I-2	(10)	(338)	N/A	N/A	(1,101)	(1,681)	(2,468)	(9,360)
I-3	N/A	N/A	N/A	N/A	N/A	N/A	(19)	(20)
Administrative Class	(31)	(3,157)	(61)	(227)	N/A	N/A	(267)	(1,321)
Class A	(206)	(13,280)	N/A	N/A	N/A	N/A	(1,877)	(10,654)
Class C	(16)	(680)	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(447)	(31,876)	(3,584)	(9,960)	(3,672)	(6,231)	(29,881)	(112,694)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(682,789)	1,027,480	26,481	31,759	146,344	40,026	930,038	(959,062)

Total Increase (Decrease) in Net Assets	(682,789)	1,027,483	31,835	34,492	152,415	41,223	1,029,525	(1,081,444)

Net Assets:

Beginning of year	2,354,073	1,326,590	409,531	375,039	290,058	248,835	4,071,141	5,152,585
End of year	$1,671,284	$2,354,073	$441,366	$409,531	$442,473	$290,058	$5,100,666	$4,071,141

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2021	21

Schedule of Investments	PIMCO Government Money Market Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 140.3%

U.S. TREASURY OBLIGATIONS 2.4%

U.S. Treasury Floating Rate Notes
0.169% due 01/31/2022 •	$40,000	$39,998

Total U.S. Treasury Obligations (Cost $39,998)		39,998

SHORT-TERM INSTRUMENTS 137.9%

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (c) 0.3%
		4,800

REPURCHASE AGREEMENTS (c) 106.0%
		1,771,002

SHORT-TERM NOTES 26.2%

Fannie Mae
0.350% due 01/21/2022 •	15,000	15,000

Federal Home Loan Bank
0.095% due 09/10/2021 - 10/05/2022 •	112,000	111,990
0.280% due 07/14/2021 •	100,000	100,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.130% due 06/04/2021 •	$130,000	$129,956

U.S. Treasury Notes
1.125% due 06/30/2021	5,200	5,214
1.375% due 04/30/2021 - 05/31/2021	42,600	42,670
2.125% due 06/30/2021	8,400	8,444
2.250% due 04/30/2021	15,000	15,026
2.375% due 04/15/2021	10,000	10,009

		438,309

U.S. TREASURY BILLS 5.4%
0.061% due 09/02/2021 (a)(b)	90,000	89,977

Total Short-Term Instruments (Cost $2,304,088)		2,304,088

Total Investments in Securities (Cost $2,344,086)		2,344,086

Total Investments 140.3% (Cost $2,344,086)		$2,344,086

Other Assets and Liabilities, net (40.3)%		(672,802)

Net Assets 100.0%		$1,671,284

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
Government Agency Repurchase Agreements
GSC	0.000%	03/31/2021	04/01/2021	$4,800	Fannie Mae 2.000% due 12/01/2050	$(5,019)	$4,800	$4,800

Repurchase Agreements
BOS	0.010	04/01/2021	04/05/2021	250,000	U.S. Treasury Bonds 4.500% due 05/15/2038	(255,196)	250,000	250,000
	0.020	03/31/2021	04/01/2021	341,300	U.S. Treasury Bonds 4.375% due 02/15/2038	(348,108)	341,300	341,300
BPS	0.000	03/31/2021	04/01/2021	163,700	U.S. Treasury Bonds 2.750% due 08/15/2047	(73,250)	163,700	163,700
					U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	(93,538)
BRC	0.010	04/01/2021	04/05/2021	250,000	U.S. Treasury Notes 0.125% due 11/30/2022	(255,082)	250,000	250,000
BSN	0.000	03/31/2021	04/01/2021	77,600	U.S. Treasury Notes 2.750% due 05/31/2023 - 05/01/2029	(79,199)	77,600	77,600
FICC	0.000	03/31/2021	04/01/2021	23,702	U.S. Treasury Notes 0.125% due 09/30/2022	(24,176)	23,702	23,702
JPS	0.010	04/01/2021	04/05/2021	209,900	U.S. Treasury Bonds 3.000% due 11/15/2044	(212,829)	209,900	209,900
	0.020	03/31/2021	04/01/2021	358,700	U.S. Treasury Inflation Protected Securities 0.125% - 0.625% due 04/15/2021 - 10/15/2025	(365,753)	358,700	358,700
SAL	0.000	03/31/2021	04/01/2021	96,100	U.S. Treasury Bonds 2.000% due 02/15/2050	(97,481)	96,100	96,100

Total Repurchase Agreements						$(1,809,631)	$1,775,802	$1,775,802

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$591,300	$0	$0	$591,300	$(603,304)	$(12,004)
BPS	163,700	0	0	163,700	(166,788)	(3,088)
BRC	250,000	0	0	250,000	(255,082)	(5,082)
BSN	77,600	0	0	77,600	(79,199)	(1,599)
FICC	23,702	0	0	23,702	(24,176)	(474)
GSC	4,800	0	0	4,800	(5,019)	(219)
JPS	568,600	0	0	568,600	(578,582)	(9,982)
SAL	96,100	0	0	96,100	(97,481)	(1,381)

Total Borrowings and Other Financing Transactions	$1,775,802	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(36) at a weighted average interest rate of 0.500%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$39,998	$0	$39,998
Short-Term Instruments
Government Agency Repurchase Agreements	0	4,800	0	4,800
Repurchase Agreements	0	1,771,002	0	1,771,002
Short-Term Notes	0	438,309	0	438,309
U.S. Treasury Bills	0	89,977	0	89,977

Total Investments	$0	$2,344,086	$0	$2,344,086

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	23

Schedule of Investments	PIMCO Low Duration Fund II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.2%

CORPORATE BONDS & NOTES 11.5%

BANKING & FINANCE 4.3%

Aviation Capital Group LLC
1.141% (US0003M + 0.950%) due 06/01/2021 ~	$900	$900

Bank of America Corp.
0.984% (US0003M + 0.790%) due 03/05/2024 ~	700	707
1.486% due 05/19/2024 •	1,100	1,119
2.881% due 04/24/2023 •	1,300	1,331

Capital One Financial Corp.
4.250% due 04/30/2025	500	554

Citigroup, Inc.
1.678% due 05/15/2024 •	1,300	1,327

Federal Realty Investment Trust
3.950% due 01/15/2024	1,000	1,086

Goldman Sachs Group, Inc.
0.925% (US0003M + 0.750%) due 02/23/2023 ~	500	504
1.790% (US0003M + 1.600%) due 11/29/2023 ~	100	103
3.500% due 01/23/2025	700	756

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021	2,000	2,008

JPMorgan Chase & Co.
0.697% due 03/16/2024 •	1,100	1,104

Marsh & McLennan Cos., Inc.
3.500% due 06/03/2024	1,200	1,294

Metropolitan Life Global Funding
0.950% due 07/02/2025	1,300	1,287

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022	800	817

Reliance Standard Life Global Funding
2.625% due 07/22/2022	1,000	1,028

Simon Property Group LP
2.750% due 06/01/2023	300	313

Wells Fargo & Co.
1.442% (US0003M + 1.230%) due 10/31/2023 ~	1,500	1,524
1.654% due 06/02/2024 •	1,100	1,124

		18,886

INDUSTRIALS 5.1%

7-Eleven, Inc.
0.800% due 02/10/2024	1,300	1,296

AbbVie, Inc.
3.200% due 11/06/2022	1,000	1,038

Anthem, Inc.
0.450% due 03/15/2023	1,300	1,302
2.375% due 01/15/2025	1,000	1,046
3.350% due 12/01/2024	800	866

BMW U.S. Capital LLC
0.800% due 04/01/2024 (c)	1,100	1,101
3.450% due 04/12/2023	1,200	1,266

CenterPoint Energy Resources Corp.
0.684% (US0003M + 0.500%) due 03/02/2023 ~	1,400	1,401

Chevron Corp.
1.554% due 05/11/2025	1,100	1,123

Cigna Corp.
3.050% due 11/30/2022	2,000	2,077

Crown Castle Towers LLC
3.222% due 05/15/2042	800	805

Daimler Finance North America LLC
0.750% due 03/01/2024	900	896
1.094% (US0003M + 0.900%) due 02/15/2022 ~	1,200	1,208
2.550% due 08/15/2022	1,300	1,333

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	1,449	1,515

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ERAC USA Finance LLC
4.500% due 08/16/2021	$800	$812

Komatsu Finance America, Inc.
2.437% due 09/11/2022	1,200	1,233

Sutter Health
1.321% due 08/15/2025	1,100	1,098

Walt Disney Co.
1.750% due 01/13/2026	1,200	1,228

		22,644

UTILITIES 2.1%

AEP Texas, Inc.
2.400% due 10/01/2022	300	308

Atmos Energy Corp.
0.565% (US0003M + 0.380%) due 03/09/2023 ~	1,300	1,300

NextEra Energy Capital Holdings, Inc.
0.452% (US0003M + 0.270%) due 02/22/2023 ~	1,100	1,100
1.950% due 09/01/2022	1,000	1,022
2.800% due 01/15/2023	1,200	1,249

Niagara Mohawk Power Corp.
4.278% due 12/15/2028	1,100	1,244

Verizon Communications, Inc.
0.510% (SOFRRATE + 0.500%) due 03/22/2024 ~	1,300	1,304

Virginia Electric & Power Co.
2.750% due 03/15/2023	1,800	1,867

		9,394

Total Corporate Bonds & Notes (Cost $50,520)		50,924

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.6%

California Earthquake Authority Revenue Notes, Series 2020
1.327% due 07/01/2022	1,600	1,621

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	1,000	1,000

		2,621

TEXAS 0.1%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
1.041% due 11/01/2023	700	707

Total Municipal Bonds & Notes (Cost $3,300)		3,328

U.S. GOVERNMENT AGENCIES 20.1%

Fannie Mae
0.559% due 10/25/2030 •	11	11
1.579% due 07/01/2042 •	49	50
1.629% due 09/01/2041 •	138	142
1.779% due 08/01/2030 •	36	37
1.803% due 01/01/2035 •	31	32
2.203% due 07/01/2035 •	4	4
2.250% due 01/01/2024 •	13	13
2.581% due 05/01/2038 •	202	214
2.614% due 11/01/2034 •	130	139
3.781% due 06/01/2035 •	97	97
4.000% due 01/25/2033	10	11
4.410% due 09/01/2028 •	9	9
4.500% due 01/01/2036	157	163
5.076% due 12/25/2042 ~	45	49
6.141% due 01/25/2040 •(a)	1,222	214
8.000% due 11/25/2023	5	6

Freddie Mac
0.000% due 05/15/2037 (b)(e)	186	179
0.523% due 12/15/2042 •	652	658

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.650% due 10/22/2025 - 10/27/2025	$10,600	$10,517
0.656% due 07/15/2041 •	524	531
0.680% due 08/06/2025	8,300	8,253
0.800% due 10/28/2026	2,600	2,551
0.826% due 05/15/2037 •	206	210
1.579% due 02/25/2045 •	321	323
2.000% due 11/15/2026	607	620
2.960% due 07/01/2035 •	19	19
4.000% due 08/01/2048	2,626	2,852
6.344% due 04/15/2037 •(a)	999	192
6.500% due 07/25/2043	373	452
8.500% due 06/01/2025	1	1
9.510% due 08/15/2044 •	505	621

Ginnie Mae
0.604% due 06/20/2065 •	471	473
0.620% due 07/20/2067 •	2,305	2,316
0.720% due 03/20/2065 •	1,399	1,414
0.750% due 03/20/2065 •	1,533	1,549
0.890% due 10/20/2066 •	953	969
0.920% due 05/20/2066 •	576	586
0.970% due 04/20/2066 •	1,082	1,103
1.020% due 04/20/2066 •	978	998
1.249% due 09/20/2067 •	2,066	2,105
1.361% due 08/20/2070 •	1,710	1,815
2.125% (H15T1Y + 1.500%) due 10/20/2025 ~	50	51
2.250% (H15T1Y + 1.500%) due 07/20/2023 - 07/20/2025 ~	37	37
2.250% due 07/20/2030 •	29	30
2.875% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2025 ~	16	15
2.875% due 04/20/2027 - 05/20/2027 •	41	43
4.500% due 08/20/2048	2,811	3,076

Uniform Mortgage-Backed Security
3.500% due 07/01/2047 - 11/01/2047	8,413	9,040
4.000% due 08/01/2048	758	829
4.500% due 04/01/2024 - 07/01/2025	372	394
6.000% due 11/01/2022	2	2

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2036 - 05/01/2051	31,000	31,649
3.500% due 05/01/2051	1,000	1,057

Total U.S. Government Agencies (Cost $87,659)		88,721

U.S. TREASURY OBLIGATIONS 2.6%

U.S. Treasury Notes
2.125% due 09/30/2021	8,100	8,184
2.750% due 08/15/2021	3,100	3,132

Total U.S. Treasury Obligations (Cost $11,314)		11,316

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.7%

American Home Mortgage Investment Trust
2.201% due 02/25/2045 •	29	30

Banc of America Funding Trust
3.128% due 05/25/2035 ~	222	225

Bear Stearns Adjustable Rate Mortgage Trust
2.323% due 01/25/2034 ~	38	39
2.519% due 02/25/2033 ~	1	2
2.826% due 02/25/2033 ~	3	3
3.236% due 02/25/2036 ^~	12	11

Bear Stearns ALT-A Trust
2.762% due 05/25/2035 ~	169	172

Citigroup Mortgage Loan Trust, Inc.
2.220% due 09/25/2035 •	30	31
2.290% due 09/25/2035 •	23	24

Countrywide Home Loan Mortgage Pass-Through Trust
2.109% due 02/20/2036 ^•	274	276
2.675% due 02/20/2035 ~	21	21
2.769% due 11/25/2034 ~	44	45

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~	$22	$21
4.946% due 06/25/2032 ~	2	2

CRSNT Commercial Mortgage Trust
0.930% due 04/15/2036 •(c)	1,300	1,300

GS Mortgage Securities Trust
3.206% due 02/10/2048	1,566	1,636

GSR Mortgage Loan Trust
2.929% due 09/25/2035 ~	188	192
3.040% due 06/25/2034 ~	247	249

HomeBanc Mortgage Trust
0.589% due 07/25/2035 •	138	139

Impac CMB Trust
0.809% due 02/25/2036 •	557	574

JP Morgan Mortgage Trust
2.643% due 04/25/2035 ~	182	195

MASTR Adjustable Rate Mortgages Trust
3.178% due 11/21/2034 ~	312	316

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.966% due 08/15/2032 •	753	719

Merrill Lynch Mortgage Investors Trust
2.787% due 02/25/2035 ~	84	85

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048	1,914	2,004

Prime Mortgage Trust
0.509% due 02/25/2034 •	15	15

RBSSP Resecuritization Trust
2.200% due 12/25/2035 ~	81	82

Ready Capital Mortgage Financing LLC
1.110% due 04/25/2038 •	1,300	1,304

Structured Asset Mortgage Investments Trust
0.369% due 03/25/2037 •	135	57
0.610% due 07/19/2035 •	50	51
0.770% due 09/19/2032 •	29	29
0.963% due 05/19/2035 •	661	662
6.143% due 06/25/2029 ~	29	29

Towd Point HE Trust
0.918% due 02/25/2063 ~	1,052	1,053

WaMu Mortgage Pass-Through Certificates Trust
0.649% due 07/25/2045 •	53	52
0.649% due 12/25/2045 •	52	53
0.689% due 10/25/2045 •	36	36
1.329% due 01/25/2046 •	232	237
1.659% due 06/25/2042 •	14	14

Total Non-Agency Mortgage-Backed Securities (Cost $11,761)		11,985

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.5%

Asset-Backed Securities Corp. Home Equity Loan Trust
1.351% due 08/15/2033 •	$354	$357
1.756% due 03/15/2032 •	106	107

Bear Stearns Asset-Backed Securities Trust
1.109% due 10/25/2037 •	103	103

Chesapeake Funding LLC
0.476% due 08/15/2030 •	553	553
3.230% due 08/15/2030	405	411

Credit-Based Asset Servicing & Securitization Trust
0.169% due 11/25/2036 •	14	8

Edsouth Indenture LLC
1.259% due 09/25/2040 •	172	173

Ford Credit Floorplan Master Owner Trust
0.386% due 05/15/2023 •	1,500	1,500
2.840% due 03/15/2024	900	922

Fremont Home Loan Trust
0.169% due 01/25/2037 •	8	4

GSAMP Trust
0.179% due 12/25/2036 •	51	32

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032	449	450

HSI Asset Loan Obligation Trust
0.169% due 12/25/2036 •	82	32

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.189% due 03/25/2035 •	156	157

Securitized Asset-Backed Receivables LLC Trust
0.169% due 12/25/2036 ^•	88	30

SLC Student Loan Trust
0.284% due 09/15/2026 •	12	12

SLM Student Loan Trust
0.338% due 01/25/2027 •	481	480
0.654% due 12/15/2027 •	173	173

SoFi Consumer Loan Program Trust
3.010% due 04/25/2028	276	278

Structured Asset Investment Loan Trust
1.084% due 10/25/2033 •	34	34

Towd Point Mortgage Trust
3.000% due 11/25/2059 ~	608	615

Total Asset-Backed Securities (Cost $6,470)		6,431

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 49.1%

U.S. TREASURY BILLS 41.8%
0.060% due 04/22/2021 - 09/16/2021 (d)(e)	$184,400	$184,391

U.S. TREASURY CASH MANAGEMENT BILLS 7.3%
0.073% due 05/13/2021 - 07/20/2021 (c)(d)(e)	32,300	32,299

Total Short-Term Instruments (Cost $216,663)		216,690

Total Investments in Securities (Cost $387,687)		389,395

	SHARES
INVESTMENTS IN AFFILIATES 19.5%

SHORT-TERM INSTRUMENTS 19.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.5%

PIMCO Short Asset Portfolio	8,550,166	85,793

PIMCO Short-Term Floating NAV Portfolio III	11,982	118

Total Short-Term Instruments (Cost $84,320)		85,911

Total Investments in Affiliates (Cost $84,320)		85,911

Total Investments 107.7% (Cost $472,007)		$475,306

Financial Derivative Instruments (f) (0.0)% (Cost or Premiums, net $0)		(103)

Other Assets and Liabilities, net (7.7)%		(33,837)

Net Assets 100.0%		$441,366

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	25

Schedule of Investments	PIMCO Low Duration Fund II	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (8.3)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2051	$7,000	$(6,998)	$(6,975)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2051	27,600	(29,696)	(29,614)

Total Short Sales (8.3)%				$(36,694)	$(36,589)

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	884	$195,122	$(181)	$0	$(41)
U.S. Treasury 5-Year Note June Futures	06/2021	759	93,659	(1,221)	0	(125)

				$(1,402)	$0	$(166)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	201	$(26,318)	$665	$51	$0
U.S. Treasury 30-Year Bond June Futures	06/2021	28	(4,329)	174	12	0

				$839	$63	$0

Total Futures Contracts				$(563)	$63	$(166)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$63	$0	$63	$0	$(166)	$0	$(166)

Cash of $893 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$63	$63

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$166	$166

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,513	$3,513

Over the counter
Written Options	$0	$0	$0	$0	$30	$30
Swap Agreements	0	177	0	0	0	177

	$0	$177	$0	$0	$30	$207

	$0	$177	$0	$0	$3,543	$3,720

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,230)	$(3,230)

Over the counter
Swap Agreements	$0	$(150)	$0	$0	$0	$(150)

	$0	$(150)	$0	$0	$(3,230)	$(3,380)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$18,886	$0	$18,886
Industrials	0	22,644	0	22,644
Utilities	0	9,394	0	9,394
Municipal Bonds & Notes
California	0	2,621	0	2,621
Texas	0	707	0	707
U.S. Government Agencies	0	88,721	0	88,721
U.S. Treasury Obligations	0	11,316	0	11,316
Non-Agency Mortgage-Backed Securities	1,300	10,685	0	11,985
Asset-Backed Securities	0	6,431	0	6,431
Short-Term Instruments
U.S. Treasury Bills	0	184,391	0	184,391
U.S. Treasury Cash Management Bills	0	32,299	0	32,299

	$1,300	$388,095	$0	$389,395

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$85,911	$0	$0	$85,911

Total Investments	$87,211	$388,095	$0	$475,306

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(36,589)	$0	$(36,589)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$63	$0	$0	$63

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(166)	$0	$0	$(166)

Total Financial Derivative Instruments	$(103)	$0	$0	$(103)

Totals	$87,108	$351,506	$0	$438,614

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	27

Schedule of Investments	PIMCO Low Duration ESG Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.7%

CORPORATE BONDS & NOTES 42.0%

BANKING & FINANCE 30.3%

American Express Co.
0.802% (US0003M + 0.620%) due 05/20/2022 ~		$900	$905

Asian Development Bank
1.875% due 08/10/2022		800	819
4.700% due 03/12/2024	MXN	41,000	2,010
6.000% due 02/05/2026	BRL	11,000	1,829

Australia & New Zealand Banking Group Ltd.
0.625% due 02/21/2023	EUR	400	478

Banco Santander Chile
2.700% due 01/10/2025		$2,400	2,513

Bank of America Corp.
0.981% due 09/25/2025 •		1,700	1,697
1.486% due 05/19/2024 •		2,100	2,136

Bank of Nova Scotia
2.375% due 01/18/2023		2,700	2,795

Barclays PLC
0.625% due 11/14/2023 •	EUR	900	1,067
1.624% (US0003M + 1.430%) due 02/15/2023 ~		$700	705
2.852% due 05/07/2026 •		900	943
4.610% due 02/15/2023 •		800	827

BBVA USA
3.500% due 06/11/2021		2,635	2,644

BNP Paribas S.A.
3.500% due 03/01/2023		1,000	1,055

Canadian Imperial Bank of Commerce
0.950% due 10/23/2025		2,700	2,651

Citigroup, Inc.
0.776% due 10/30/2024 •		1,700	1,699
1.678% due 05/15/2024 •		2,300	2,348

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		2,400	2,354
1.106% due 02/24/2027 •		1,400	1,369

CPI Property Group S.A.
2.750% due 05/12/2026	EUR	1,000	1,275

Credit Agricole S.A.
1.238% (US0003M + 1.020%) due 04/24/2023 ~		$1,900	1,926

Credit Suisse Group AG
3.574% due 01/09/2023		800	817

Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021		900	901

Digital Dutch Finco BV
0.625% due 07/15/2025	EUR	2,000	2,394

Equinix, Inc.
1.000% due 09/15/2025		$3,000	2,948
1.550% due 03/15/2028		1,300	1,244

Equitable Holdings, Inc.
3.900% due 04/20/2023		780	829

European Bank for Reconstruction & Development
1.625% due 09/27/2024		2,800	2,902

Federal Realty Investment Trust
1.250% due 02/15/2026		2,100	2,075

Five Corners Funding Trust
4.419% due 11/15/2023		1,200	1,317

HAT Holdings LLC
5.250% due 07/15/2024		1,500	1,552

Host Hotels & Resorts LP
3.375% due 12/15/2029		1,700	1,688

HSBC Holdings PLC
3.033% due 11/22/2023 •		1,700	1,769

Hyundai Capital Services, Inc.
1.250% due 02/08/2026		1,800	1,757

India Green Power Holdings
4.000% due 02/22/2027		2,700	2,717

ING Groep NV
1.400% due 07/01/2026 •		3,100	3,087

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Bank for Reconstruction & Development
2.250% due 01/17/2023	CAD	2,800	$2,306
5.310% due 02/05/2026	ZAR	26,000	1,678

International Finance Corp.
8.000% due 10/09/2023	IDR	29,000,000	2,124

Intesa Sanpaolo SpA
0.750% due 12/04/2024	EUR	2,000	2,399

JPMorgan Chase & Co.
0.563% due 02/16/2025 •		$400	397
0.653% due 09/16/2024 •		2,800	2,806

KEB Hana Bank
3.375% due 01/30/2022		2,100	2,148

Kilroy Realty LP
3.800% due 01/15/2023		1,800	1,879

Kreditanstalt fuer Wiederaufbau
2.000% due 09/29/2022		4,400	4,519

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		1,800	1,838

Metropolitan Life Global Funding
0.950% due 07/02/2025		2,000	1,979

Mizuho Financial Group, Inc.
0.984% (US0003M + 0.790%) due 03/05/2023 ~		1,000	1,011
1.412% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	1,100	849
3.922% due 09/11/2024 •		$900	967

Morgan Stanley
0.864% due 10/21/2025 •		3,100	3,085

National Australia Bank Ltd.
0.350% due 09/07/2022	EUR	300	356
3.450% due 12/04/2023		$1,500	1,619
3.625% due 06/20/2023		1,500	1,606

Natwest Group PLC
2.359% due 05/22/2024 •		2,300	2,374

Nederlandse Waterschapsbank NV
2.125% due 11/15/2021		2,100	2,125

NongHyup Bank
1.250% due 07/20/2025		2,800	2,789

NTT Finance Corp.
1.900% due 07/21/2021		500	502

ORIX Corp.
4.050% due 01/16/2024		900	980

PNC Financial Services Group, Inc.
2.200% due 11/01/2024		3,500	3,677

Reliance Standard Life Global Funding
2.625% due 07/22/2022		900	925

Royal Bank of Canada
3.350% due 10/22/2021		2,300	2,340

SBA Communications Corp.
4.875% due 09/01/2024		400	411

Shinhan Bank Co. Ltd.
0.250% due 10/16/2024	EUR	1,000	1,186

Shinhan Financial Group Co. Ltd.
1.350% due 01/10/2026		$2,800	2,781

Shriram Transport Finance Co. Ltd.
4.400% due 03/13/2024		1,700	1,694

SL Green Operating Partnership LP
1.174% (US0003M + 0.980%) due 08/16/2021 ~		600	600
3.250% due 10/15/2022		900	929

Standard Chartered PLC
1.214% due 03/23/2025 •		2,500	2,509

Sumitomo Mitsui Financial Group, Inc.
0.508% due 01/12/2024		1,700	1,693
0.934% due 10/11/2024	EUR	900	1,091

Svenska Handelsbanken AB
3.900% due 11/20/2023		$900	981

Swedbank AB
0.250% due 11/07/2022	EUR	400	474

UBS AG
7.625% due 08/17/2022 (f)		$1,900	2,072

Unibail-Rodamco-Westfield SE
1.000% due 03/14/2025	EUR	300	364

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UniCredit SpA
4.134% (US0003M + 3.900%) due 01/14/2022 ~		$600	$615
7.830% due 12/04/2023		1,200	1,399

United Overseas Bank Ltd.
0.698% (US0003M + 0.480%) due 04/23/2021 ~		900	900

Westpac Banking Corp.
3.100% due 06/03/2021	AUD	1,600	1,221

			134,240

INDUSTRIALS 4.7%

Apple, Inc.
2.850% due 02/23/2023		$1,200	1,253

Chanel Ceres PLC
0.500% due 07/31/2026	EUR	1,700	2,016

CVS Health Corp.
3.700% due 03/09/2023		$273	290

Danone S.A.
2.589% due 11/02/2023		600	626
2.947% due 11/02/2026		872	931

Discovery Communications LLC
2.950% due 03/20/2023		1,300	1,359

ERAC USA Finance LLC
2.600% due 12/01/2021		300	304

IHS Markit Ltd.
5.000% due 11/01/2022		1,000	1,055

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		1,000	1,047

Komatsu Finance America, Inc.
2.437% due 09/11/2022		500	514

Local Initiatives Support Corp.
3.005% due 03/01/2022		700	712

MercadoLibre, Inc.
2.375% due 01/14/2026		1,400	1,392

Micron Technology, Inc.
4.640% due 02/06/2024		900	992

Microsoft Corp.
2.700% due 02/12/2025		1,000	1,070

PayPal Holdings, Inc.
2.200% due 09/26/2022		1,900	1,950

RELX Capital, Inc.
3.500% due 03/16/2023		2,400	2,528

Ryder System, Inc.
2.875% due 06/01/2022		1,200	1,230

Tesco Corporate Treasury Services PLC
2.500% due 07/01/2024	EUR	1,300	1,648

			20,917

UTILITIES 7.0%

Adani Green Energy UP Ltd.
6.250% due 12/10/2024		$2,300	2,542

AES Corp.
1.375% due 01/15/2026		2,100	2,049

Avangrid, Inc.
3.150% due 12/01/2024		2,200	2,367
3.200% due 04/15/2025		1,200	1,286

Azure Power Energy Ltd.
5.500% due 11/03/2022		1,000	1,023

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		900	956

British Telecommunications PLC
4.500% due 12/04/2023		2,000	2,189

Consolidated Edison, Inc.
2.000% due 05/15/2021		900	901

Continuum Energy Levanter Pte Ltd.
4.500% due 02/09/2027		2,000	2,048

Electricite de France S.A.
3.625% due 10/13/2025		500	544

Enel Finance International NV
2.650% due 09/10/2024		2,100	2,211

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eversource Energy
0.800% due 08/15/2025	$2,400	$2,342
2.750% due 03/15/2022	1,600	1,632

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	1,600	1,648
5.950% due 07/29/2026	1,400	1,500

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	2,200	2,252

India Green Energy Holdings
5.375% due 04/29/2024	500	520

NextEra Energy Capital Holdings, Inc.
2.800% due 01/15/2023	900	936

Southern Power Co.
0.900% due 01/15/2026	2,000	1,945

		30,891

Total Corporate Bonds & Notes (Cost $183,457)		186,048

MUNICIPAL BONDS & NOTES 2.5%

CALIFORNIA 1.9%

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.020% due 06/01/2024	3,000	3,111

California Health Facilities Financing Authority Revenue Notes, Series 2020
1.168% due 06/01/2026	1,000	991

California Municipal Finance Authority Revenue Notes, Series 2020
1.605% due 11/01/2023	1,000	1,016

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2020
1.864% due 11/01/2021	1,500	1,514
1.949% due 11/01/2022	695	713
1.982% due 11/01/2023	740	770

		8,115

CONNECTICUT 0.3%

Connecticut State General Obligation Notes, Series 2020
2.500% due 07/01/2022	1,300	1,335

NEW YORK 0.3%

New York City Housing Development Corp. Revenue Notes, Series 2021
0.517% due 11/01/2024	100	99
0.823% due 05/01/2025	225	223
0.923% due 11/01/2025	250	247
1.023% due 05/01/2026	650	641
1.123% due 11/01/2026	250	246

		1,456

Total Municipal Bonds & Notes (Cost $10,723)		10,906

U.S. GOVERNMENT AGENCIES 19.8%

Fannie Mae
0.468% due 09/25/2042 •	39	39
0.700% due 07/30/2025	8,200	8,160
1.000% due 01/25/2043	9	9
1.579% due 07/01/2042 •	9	9
1.629% due 09/01/2041 •	25	26
1.779% due 09/01/2040 •	2	2
1.815% due 11/01/2034 •	3	3
2.148% due 11/01/2035 •	4	5
2.173% due 11/01/2035 •	8	8
2.203% due 07/01/2035 •	1	1
2.631% due 08/01/2035 •	28	30
2.766% due 05/01/2035 •	4	4
3.315% due 08/01/2029 •	7	7
3.500% due 02/25/2043 (a)	680	55
5.000% due 01/25/2040 - 07/25/2040	179	203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.076% due 12/25/2042 ~	$4	$4
5.750% due 10/25/2035	7	8
5.956% due 02/01/2031 •	3	3
7.500% due 07/25/2022	1	1

Freddie Mac
0.523% due 12/15/2042 •	752	760
0.556% due 11/15/2030 •	1	1
0.650% due 10/22/2025 - 10/27/2025	8,200	8,133
0.680% due 08/06/2025	8,200	8,153
0.800% due 10/28/2026	1,700	1,668
0.816% due 10/15/2037 •	40	40
0.826% due 02/25/2031	3,888	3,696
1.156% due 09/25/2030 ~(a)	13,996	1,278
1.579% due 02/25/2045 •	19	19
2.000% due 11/15/2026	249	255
2.697% due 08/01/2035 •	18	20
2.700% due 08/01/2023	3,600	3,648
2.789% due 06/01/2035 •	21	22
2.875% due 04/25/2026	1,900	2,042
2.939% due 04/25/2029	1,900	2,054
2.960% due 07/01/2035 •	4	4
4.000% due 06/01/2048	768	838
5.000% due 10/01/2033	4	5
6.500% due 07/25/2043	46	56
9.510% due 08/15/2044 •	238	292

Ginnie Mae
0.415% due 10/20/2043 •	510	509
0.570% due 04/20/2065 •	135	136
0.580% due 02/20/2067 •	552	554
0.604% due 06/20/2065 •	236	236
0.620% due 07/20/2067 •	1,088	1,094
0.700% due 05/20/2066 •	221	222
0.720% due 04/20/2065 •	176	177
0.750% due 03/20/2065 •	866	875
0.770% due 11/20/2065 •	409	410
0.840% due 02/20/2066 •	408	411
0.890% due 10/20/2066 •	733	745
1.586% due 06/20/2067 •	944	960
2.875% due 06/20/2027 - 05/20/2030 •	14	14
3.000% due 02/20/2032 •	6	6
3.500% due 05/20/2049 - 08/20/2049	2,905	3,155
4.000% due 06/20/2048	1,430	1,577

Uniform Mortgage-Backed Security
2.500% due 07/01/2050	2,869	2,956
3.000% due 03/01/2050	695	726
4.000% due 08/01/2047 - 08/01/2048	1,537	1,663
5.500% due 01/01/2025 - 02/01/2028	99	103
6.000% due 05/01/2037	1	1

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2036 - 06/01/2051	29,000	29,604

Total U.S. Government Agencies (Cost $87,505)		87,695

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.7%

American Home Mortgage Investment Trust
2.201% due 02/25/2045 •	4	4

Banc of America Funding Trust
3.128% due 05/25/2035 ~	99	100

Banc of America Mortgage Trust
3.074% due 08/25/2034 ~	55	57
3.672% due 03/25/2033 ~	131	131

Bear Stearns Adjustable Rate Mortgage Trust
2.323% due 01/25/2034 ~	6	6

Bear Stearns ALT-A Trust
2.762% due 05/25/2035 ~	30	31
3.033% due 09/25/2035 ^~	8	7

Beast Mortgage Trust
1.300% due 03/15/2036 •	1,500	1,503

Citigroup Mortgage Loan Trust
0.179% due 01/25/2037 •	39	35

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.530% due 10/25/2035 •		$3	$3
2.570% due 05/25/2035 •		4	4

Countrywide Home Loan Mortgage Pass-Through Trust
2.109% due 02/20/2036 ^•		43	43
2.675% due 02/20/2035 ~		8	8
2.769% due 11/25/2034 ~		17	17

Eurosail PLC
1.030% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	884	1,218

First Horizon Alternative Mortgage Securities Trust
2.379% due 01/25/2035 ~		$95	97

FirstMac Mortgage Funding Trust
1.060% due 03/08/2049 •	AUD	235	180
1.310% due 03/08/2049 •		800	614

GCCFC Commercial Mortgage Trust
0.906% due 02/15/2038 •		$1,700	1,701

Gemgarto PLC
0.639% due 12/16/2067 •	GBP	1,800	2,486

GMAC Mortgage Corp. Loan Trust
3.628% due 11/19/2035 ~		$7	7

Great Hall Mortgages PLC
0.320% due 06/18/2039 •		105	103

GSR Mortgage Loan Trust
2.873% due 11/25/2035 ~		36	36
2.929% due 09/25/2035 ~		28	29
3.040% due 06/25/2034 ~		9	9

JP Morgan Mortgage Trust
5.750% due 01/25/2036 ^		25	17

One New York Plaza Trust
1.056% due 01/15/2026 •		2,200	2,217

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.669% due 12/25/2035 •		36	36

Prime Mortgage Trust
0.509% due 02/25/2034 •		2	2

RBSSP Resecuritization Trust
2.200% due 12/25/2035 ~		41	41

Residential Mortgage Securities PLC
1.299% due 06/20/2070 •	GBP	1,098	1,528

Structured Adjustable Rate Mortgage Loan Trust
1.659% due 01/25/2035 ^•		$34	32
2.578% due 02/25/2034 ~		22	23

Structured Asset Mortgage Investments Trust
0.369% due 03/25/2037 •		49	21
0.610% due 07/19/2035 •		11	11
0.669% due 02/25/2036 ^•		16	16

Towd Point Mortgage Funding
0.951% due 07/20/2045 •	GBP	2,125	2,937

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •		686	952

WaMu Mortgage Pass-Through Certificates Trust
0.649% due 12/25/2045 •		$9	10
0.689% due 10/25/2045 •		61	61
0.849% due 11/25/2034 •		33	34
1.659% due 06/25/2042 •		7	6

Total Non-Agency Mortgage-Backed Securities (Cost $15,977)			16,373

ASSET-BACKED SECURITIES 1.1%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.219% due 03/25/2035 •		1,300	1,303

Bear Stearns Asset-Backed Securities Trust
1.109% due 10/25/2037 •		43	43

Countrywide Asset-Backed Certificates
0.529% due 01/25/2045 •		211	211

Countrywide Asset-Backed Certificates Trust, Inc.
0.849% due 12/25/2034 •		1,233	1,212

Edsouth Indenture LLC
1.259% due 09/25/2040 •		49	49

GE-WMC Mortgage Securities Trust
0.189% due 08/25/2036 •		2	1

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	29

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048		$1,200	$1,202

Massachusetts Educational Financing Authority
1.168% due 04/25/2038 •		15	16

Morgan Stanley ABS Capital, Inc. Trust
0.209% due 07/25/2036 •		9	5

NovaStar Mortgage Funding Trust
0.429% due 05/25/2036 •		223	220

Securitized Asset-Backed Receivables LLC Trust
0.169% due 12/25/2036 ^•		44	15

SLC Student Loan Trust
0.284% due 09/15/2026 •		7	7
0.294% due 03/15/2027 •		104	104

SLM Student Loan Trust
0.308% due 01/26/2026 •		67	67
0.338% due 01/25/2027 •		127	126
0.368% due 10/25/2029 •		293	291

Structured Asset Investment Loan Trust
0.814% due 03/25/2034 •		81	80
1.084% due 10/25/2033 •		13	13

Total Asset-Backed Securities (Cost $4,690)			4,965

SOVEREIGN ISSUES 2.8%

Development Bank of Japan, Inc.
0.875% due 10/10/2025	EUR	680	836

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hong Kong Government International Bond
2.500% due 05/28/2024		$1,800	$1,912

Korea Development Bank
0.500% due 10/27/2023		2,100	2,102

Korea International Bond
2.000% due 06/19/2024		1,200	1,258

Mexico Government International Bond
1.350% due 09/18/2027	EUR	1,700	2,063

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		$900	925

Province of Quebec
1.650% due 03/03/2022	CAD	1,000	806
2.450% due 03/01/2023		3,000	2,484

Total Sovereign Issues (Cost $11,938)			12,386

SHORT-TERM INSTRUMENTS 34.8%

REPURCHASE AGREEMENTS (g) 3.7%
			16,200

SHORT-TERM NOTES 0.5%

Federal Home Loan Bank
0.030% due 09/17/2021 (d)(e)		$2,000	2,000

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 7.5%
(0.097)% due 05/17/2021 - 06/28/2021 (c)(d)	JPY	3,690,000	$33,331

U.S. TREASURY BILLS 20.9%
0.064% due 04/01/2021 - 09/30/2021 (b)(c)(d)		$92,700	92,696

U.S. TREASURY CASH MANAGEMENT BILLS 2.2%
0.049% due 07/13/2021 - 07/20/2021 (c)(d)		9,700	9,700

Total Short-Term Instruments (Cost $155,266)			153,927

Total Investments in Securities (Cost $469,556)			472,300

Total Investments 106.7% (Cost $469,556)			$472,300

Financial Derivative Instruments (h)(i) 0.5% (Cost or Premiums, net $160)			2,265

Other Assets and Liabilities, net (7.2)%			(32,092)

Net Assets 100.0%			$442,473

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.010%	04/01/2021	04/05/2021	$8,400	U.S. Treasury Notes 1.625% due 12/15/2022	$(8,570)	$8,400	$8,400
JPS	0.020	03/31/2021	04/01/2021	7,800	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2021 - 10/15/2025	(7,956)	7,800	7,800

Total Repurchase Agreements						$(16,526)	$16,200	$16,200

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (6.3)%
Uniform Mortgage-Backed Security, TBA	4.000%	04/01/2051	$26,100	$(28,082)	$(28,004)

Total Short Sales (6.3)%				$(28,082)	$(28,004)

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$8,400	$0	$0	$8,400	$(8,570)	$(170)
JPS	7,800	0	0	7,800	(7,956)	(156)

Total Borrowings and Other Financing Transactions	$16,200	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(10) at a weighted average interest rate of 0.140%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	808	$178,347	$(165)	$0	$(38)
U.S. Treasury 5-Year Note June Futures	06/2021	2	247	(3)	0	0

				$(168)	$0	$(38)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	167	$(21,867)	$551	$42	$0
U.S. Treasury 30-Year Bond June Futures	06/2021	46	(7,111)	287	20	0
United Kingdom Long Gilt June Futures	06/2021	32	(5,629)	64	23	(1)

				$902	$85	$(1)

Total Futures Contracts				$734	$85	$(39)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2051	GBP	1,800	$106	$37	$143	$25	$0
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	1,270,000	40	4	44	0	(2)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		20,000	(1)	(2)	(3)	0	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		10,000	1	1	2	0	0
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		45,000	0	(21)	(21)	0	(2)
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		45,000	0	(20)	(20)	0	(2)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		232,000	3	(146)	(143)	13	0
Pay	6-Month JPY-LIBOR	0.430	Semi-Annual	03/19/2041		30,000	0	1	1	0	(2)
Pay	6-Month JPY-LIBOR	0.410	Semi-Annual	03/25/2041		6,000	0	0	0	0	(1)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		40,000	(1)	(44)	(45)	4	0
Receive	6-Month JPY-LIBOR	0.538	Semi-Annual	03/15/2051		31,000	(1)	2	1	2	0
Receive	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		23,000	13	(1)	12	3	0
Receive	6-Month JPY-LIBOR	0.557	Semi-Annual	03/17/2051		176,000	0	(4)	(4)	21	0
Receive	6-Month JPY-LIBOR	0.570	Semi-Annual	03/19/2051		21,000	0	(1)	(1)	2	0

Total Swap Agreements							$160	$(194)	$(34)	$70	$(9)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	31

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$85	$71	$156	$0	$(39)	$(9)	$(48)

Cash of $1,514 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	10,702		$1,879	$0	$(23)
	04/2021	GBP	6,619		9,371	246	0
	04/2021		$1,935	BRL	10,702	0	(33)
	05/2021	BRL	10,702		$1,932	34	0

CBK	04/2021	AUD	3,801		2,944	57	0

HUS	05/2021	EUR	15,266		18,450	532	0

IND	06/2021	ZAR	26,000		1,710	0	(36)

JPM	04/2021	GBP	204		284	3	0

MYI	05/2021	JPY	2,580,000		24,458	1,148	0

RBC	06/2021		315,927		2,906	51	0

SCX	04/2021	BRL	10,702		1,985	83	0
	04/2021		$1,878	BRL	10,702	23	0
	04/2021		9,387	GBP	6,823	19	0
	05/2021	GBP	6,823		$9,388	0	(19)
	06/2021	IDR	31,943,065		2,194	23	0
	06/2021	JPY	794,073		7,296	119	0

SOG	05/2021		10,740		101	4	0

TOR	04/2021	CAD	7,106		5,613	0	(41)
	04/2021		$5,653	CAD	7,106	1	0
	05/2021	CAD	7,106		$5,654	0	(1)

UAG	04/2021	MXN	40,922		1,968	0	(33)

Total Forward Foreign Currency Contracts						$2,343	$(186)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$280	$0	$0	$280	$(56)	$0	$0	$(56)	$224	$(260)	$(36)
CBK	57	0	0	57	0	0	0	0	57	0	57
HUS	532	0	0	532	0	0	0	0	532	(460)	72
IND	0	0	0	0	(36)	0	0	(36)	(36)	0	(36)
JPM	3	0	0	3	0	0	0	0	3	0	3
MYI	1,148	0	0	1,148	0	0	0	0	1,148	(920)	228
RBC	51	0	0	51	0	0	0	0	51	0	51
SCX	267	0	0	267	(19)	0	0	(19)	248	0	248
SOG	4	0	0	4	0	0	0	0	4	0	4

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
TOR	$1	$0	$0	$1	$(42)	$0	$0	$(42)	$(41)	$0	$(41)
UAG	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)

Total Over the Counter	$2,343	$0	$0	$2,343	$(186)	$0	$0	$(186)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$85	$85
Swap Agreements	0	0	0	0	71	71

	$0	$0	$0	$0	$156	$156

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,343	$0	$2,343

	$0	$0	$0	$2,343	$156	$2,499

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$39	$39
Swap Agreements	0	0	0	0	9	9

	$0	$0	$0	$0	$48	$48

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$186	$0	$186

	$0	$0	$0	$186	$48	$234

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,375	$1,375
Swap Agreements	0	0	0	0	(391)	(391)

	$0	$0	$0	$0	$984	$984

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,868)	$0	$(1,868)
Written Options	0	0	0	0	25	25
Swap Agreements	0	(169)	0	0	0	(169)

	$0	$(169)	$0	$(1,868)	$25	$(2,012)

	$0	$(169)	$0	$(1,868)	$1,009	$(1,028)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	33

Schedule of Investments	PIMCO Low Duration ESG Fund	(Cont.)	March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$460	$460
Swap Agreements	0	0	0	0	446	446

	$0	$0	$0	$0	$906	$906

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,412	$0	$1,412
Swap Agreements	0	114	0	0	0	114

	$0	$114	$0	$1,412	$0	$1,526

	$0	$114	$0	$1,412	$906	$2,432

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$134,240	$0	$134,240
Industrials	0	20,917	0	20,917
Utilities	0	30,891	0	30,891
Municipal Bonds & Notes
California	0	8,115	0	8,115
Connecticut	0	1,335	0	1,335
New York	0	1,456	0	1,456
U.S. Government Agencies	0	87,695	0	87,695
Non-Agency Mortgage-Backed Securities	0	16,373	0	16,373
Asset-Backed Securities	0	4,965	0	4,965
Sovereign Issues	0	12,386	0	12,386
Short-Term Instruments
Repurchase Agreements	0	16,200	0	16,200
Short-Term Notes	0	2,000	0	2,000
Japan Treasury Bills	0	33,331	0	33,331
U.S. Treasury Bills	0	92,696	0	92,696
U.S. Treasury Cash Management Bills	0	9,700	0	9,700

Total Investments	$0	$472,300	$0	$472,300

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(28,004)	$0	$(28,004)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	85	70	0	155
Over the counter	0	2,343	0	2,343

	$85	$2,413	$0	$2,498

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(39)	(9)	0	(48)
Over the counter	0	(186)	0	(186)

	$(39)	$(195)	$0	$(234)

Total Financial Derivative Instruments	$46	$2,218	$0	$2,264

Totals	$46	$446,514	$0	$446,560

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Short Asset Investment Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.3%

CORPORATE BONDS & NOTES 48.4%

BANKING & FINANCE 26.1%

AerCap Ireland Capital DAC
3.500% due 05/26/2022	$3,938	$4,049
3.950% due 02/01/2022	3,106	3,179
4.450% due 12/16/2021	150	153
4.625% due 07/01/2022	680	711
5.000% due 10/01/2021	5,865	5,993

AIA Group Ltd.
0.707% (US0003M + 0.520%) due 09/20/2021 ~	17,800	17,783

Ally Financial, Inc.
4.125% due 02/13/2022	2,426	2,500
4.250% due 04/15/2021	52,052	52,105

American Express Co.
0.795% (US0003M + 0.600%) due 11/05/2021 ~	1,432	1,436
0.802% (US0003M + 0.620%) due 05/20/2022 ~	1,200	1,207

American Honda Finance Corp.
0.473% (US0003M + 0.290%) due 12/10/2021 ~	10,000	10,014
0.527% (US0003M + 0.350%) due 06/11/2021 ~	10,600	10,607
0.545% (US0003M + 0.350%) due 11/05/2021 ~	223	223
0.795% (US0003M + 0.610%) due 09/09/2021 ~	674	676

American Tower Corp.
2.250% due 01/15/2022	13,118	13,303
4.700% due 03/15/2022	12,818	13,340

Aozora Bank Ltd.
3.810% due 09/07/2021	7,910	8,013

Athene Global Funding
1.468% (US0003M + 1.230%) due 07/01/2022 ~	44,340	44,823
4.000% due 01/25/2022	8,490	8,739

Aviation Capital Group LLC
1.141% (US0003M + 0.950%) due 06/01/2021 ~	13,600	13,601
2.875% due 01/20/2022	1,200	1,218

Barclays PLC
1.850% (US0003M + 1.625%) due 01/10/2023 ~	36,250	36,569
2.305% (US0003M + 2.110%) due 08/10/2021 ~	10,000	10,069
3.200% due 08/10/2021	28,537	28,822

BBVA USA
0.907% (US0003M + 0.730%) due 06/11/2021 ~	25,500	25,517
3.500% due 06/11/2021	22,495	22,568

BNZ International Funding Ltd.
1.164% (US0003M + 0.980%) due 09/14/2021 ~	3,000	3,013

BOC Aviation Ltd.
1.252% (US0003M + 1.050%) due 05/04/2021 ~	9,390	9,387

BPCE S.A.
0.454% (SOFRRATE + 0.440%) due 02/17/2022 ~	15,400	15,428

Brixmor Operating Partnership LP
1.255% (US0003M + 1.050%) due 02/01/2022 ~	6,200	6,214

Caterpillar Financial Services Corp.
0.457% (US0003M + 0.220%) due 01/06/2022 ~	13,800	13,816

Charles Schwab Corp.
0.510% (SOFRRATE + 0.500%) due 03/18/2024 ~	15,500	15,592

Citibank N.A.
0.782% (US0003M + 0.600%) due 05/20/2022 ~	24,250	24,270

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CK Hutchison International Ltd.
1.875% due 10/03/2021	$3,008	$3,026
2.875% due 04/05/2022	928	948

CNH Industrial Capital LLC
3.875% due 10/15/2021	11,108	11,299

Cooperatieve Rabobank UA
1.055% (US0003M + 0.830%) due 01/10/2022 ~	6,500	6,541

Credit Agricole S.A.
1.655% (US0003M + 1.430%) due 01/10/2022 ~	1,450	1,465

Credit Suisse AG
0.470% (SOFRRATE + 0.450%) due 02/04/2022 ~	1,850	1,851
2.100% due 11/12/2021	28,400	28,699

Credit Suisse Group Funding Guernsey Ltd.
2.513% (US0003M + 2.290%) due 04/16/2021 ~	1,000	1,001
3.450% due 04/16/2021	4,500	4,504

Danske Bank A/S
2.000% due 09/08/2021	18,643	18,778
3.001% due 09/20/2022 •	5,397	5,452
5.000% due 01/12/2022	4,513	4,666

DNB Bank ASA
1.258% (US0003M + 1.070%) due 06/02/2021 ~	2,000	2,003

First Abu Dhabi Bank PJSC
1.176% (US0003M + 0.950%) due 04/16/2022 ~	6,900	6,941

GA Global Funding Trust
1.000% due 04/08/2024 (a)	15,400	15,383

General Motors Financial Co., Inc.
1.075% (US0003M + 0.850%) due 04/09/2021 ~	24,088	24,090
1.293% (US0003M + 1.100%) due 11/06/2021 ~	2,400	2,411
1.509% (US0003M + 1.310%) due 06/30/2022 ~	12,538	12,674
1.784% (US0003M + 1.550%) due 01/14/2022 ~	1,183	1,195
3.200% due 07/06/2021	5,310	5,333
3.450% due 04/10/2022	300	307
3.550% due 04/09/2021	1,422	1,423
4.200% due 11/06/2021	1,500	1,533
4.375% due 09/25/2021	937	954

Goldman Sachs Group, Inc.
0.433% due 01/27/2023 •	4,700	4,699
1.325% (US0003M + 1.110%) due 04/26/2022 ~	5,305	5,308
3.000% due 04/26/2022	19,000	19,030

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021	3,350	3,363
4.050% due 02/04/2022	12,442	12,797

HSBC Bank Canada
3.300% due 11/28/2021	4,490	4,578

HSBC Holdings PLC
1.738% (US0003M + 1.500%) due 01/05/2022 ~	1,750	1,768

HSH Portfoliomanagement AoeR
0.511% (US0003M + 0.330%) due 11/19/2021 ~	6,000	6,011

Hutchison Whampoa International 11 Ltd.
4.625% due 01/13/2022	670	691

Hutchison Whampoa International Ltd.
4.625% due 01/13/2022	9,683	9,990

Hyundai Capital Services, Inc.
3.000% due 03/06/2022	2,950	3,010

ING Groep NV
1.343% (US0003M + 1.150%) due 03/29/2022 ~	45,571	46,020

International Bank for Reconstruction & Development
0.650% due 02/10/2026	50,000	49,121

International Lease Finance Corp.
4.625% due 04/15/2021	100	100
8.625% due 01/15/2022	300	318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jackson National Life Global Funding
0.657% (US0003M + 0.480%) due 06/11/2021 ~	$1,000	$1,001
2.250% due 04/29/2021	2,000	2,003

JPMorgan Chase & Co.
0.590% (SOFRRATE + 0.580%) due 03/16/2024 ~	8,000	8,028

KEB Hana Bank
0.938% (US0003M + 0.700%) due 10/02/2022 ~	6,000	6,030
2.125% due 10/18/2021	11,800	11,906
3.375% due 01/30/2022	2,500	2,558

Kookmin Bank
1.135% (US0003M + 0.950%) due 06/09/2022 ~	7,500	7,559
3.625% due 10/23/2021	2,000	2,034

Lloyds Bank PLC
0.683% (US0003M + 0.490%) due 05/07/2021 ~	4,522	4,524

Lloyds Banking Group PLC
0.987% (US0003M + 0.800%) due 06/21/2021 ~	38,800	38,860

Macquarie Bank Ltd.
0.643% (US0003M + 0.450%) due 08/06/2021 ~	4,000	4,006

MDGH - GMTN BV
5.500% due 03/01/2022	15,000	15,693

Mitsubishi UFJ Financial Group, Inc.
0.865% (US0003M + 0.650%) due 07/26/2021 ~	1,951	1,955
1.244% (US0003M + 1.060%) due 09/13/2021 ~	38,797	38,964

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	28,715	28,918
3.406% due 02/28/2022	3,800	3,887

Mizuho Financial Group, Inc.
1.057% (US0003M + 0.880%) due 09/11/2022 ~	15,925	16,077

MUFG Union Bank N.A.
0.720% (SOFRRATE + 0.710%) due 12/09/2022 ~	1,250	1,259

NatWest Markets PLC
1.593% (US0003M + 1.400%) due 09/29/2022 ~	45,000	45,796

New York Life Global Funding
0.504% (US0003M + 0.280%) due 01/21/2022 ~	6,000	6,014

Nissan Motor Acceptance Corp.
0.817% (US0003M + 0.630%) due 09/21/2021 ~	28,992	28,997
0.875% (US0003M + 0.650%) due 07/13/2022 ~	700	700
1.115% (US0003M + 0.890%) due 01/13/2022 ~	5,133	5,148
1.900% due 09/14/2021	3,944	3,962
2.650% due 07/13/2022	800	817
2.800% due 01/13/2022	514	522
3.650% due 09/21/2021	5,914	5,993

NTT Finance Corp.
0.373% due 03/03/2023	13,700	13,697
1.900% due 07/21/2021	2,550	2,562

Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022	1,800	1,844

ORIX Corp.
2.650% due 04/13/2021	58,798	58,826
2.900% due 07/18/2022	443	457
3.200% due 01/19/2022	300	306

Protective Life Global Funding
0.713% (US0003M + 0.520%) due 06/28/2021 ~	5,000	5,006

QNB Finance Ltd.
1.202% (US0003M + 1.000%) due 05/02/2022 ~	9,100	9,139
1.243% (SOFRRATE + 1.225%) due 02/12/2022 ~	3,400	3,407

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	35

Schedule of Investments	PIMCO Short Asset Investment Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.540% (US0003M + 1.350%) due 05/31/2021 ~	$29,621	$29,669
2.125% due 09/07/2021	13,816	13,891

Santander Holdings USA, Inc.
4.450% due 12/03/2021	21,000	21,477

Santander UK PLC
0.811% (US0003M + 0.620%) due 06/01/2021 ~	8,800	8,809
3.400% due 06/01/2021	1,100	1,105

Synchrony Bank
3.000% due 06/15/2022	3,570	3,667
3.650% due 05/24/2021	7,324	7,340

Synchrony Financial
3.750% due 08/15/2021	11,143	11,217

Toronto-Dominion Bank
0.505% due 07/30/2021 •	1,000	1,001

UBS Group AG
2.014% due 04/14/2021 •	17,818	17,826

United Overseas Bank Ltd.
0.698% (US0003M + 0.480%) due 04/23/2021 ~	19,845	19,849
3.200% due 04/23/2021	2,800	2,804

Wells Fargo Bank N.A.
0.810% (US0003M + 0.620%) due 05/27/2022 ~	42,000	42,038

Woori Bank
2.625% due 07/20/2021	7,510	7,558
5.875% due 04/13/2021	2,000	2,002

		1,332,927

INDUSTRIALS 17.8%

7-Eleven, Inc.
0.645% (US0003M + 0.450%) due 08/10/2022 ~	42,525	42,571

AbbVie, Inc.
0.532% (US0003M + 0.350%) due 05/21/2021 ~	29,520	29,530
0.641% (US0003M + 0.460%) due 11/19/2021 ~	11,700	11,718
2.150% due 11/19/2021	1,400	1,416
3.450% due 03/15/2022	6,000	6,139

Altria Group, Inc.
4.750% due 05/05/2021	1,250	1,255

Arrow Electronics, Inc.
3.500% due 04/01/2022	13,538	13,858

BAT Capital Corp.
1.074% (US0003M + 0.880%) due 08/15/2022 ~	21,000	21,163

Bayer U.S. Finance LLC
0.831% (US0003M + 0.630%) due 06/25/2021 ~	41,795	41,827
2.750% due 07/15/2021	651	655
3.500% due 06/25/2021	3,204	3,218

BMW U.S. Capital LLC
0.634% (US0003M + 0.410%) due 04/12/2021 ~	1,500	1,500
0.698% (US0003M + 0.500%) due 08/13/2021 ~	19,900	19,935

Boeing Co.
2.125% due 03/01/2022	5,376	5,469
2.300% due 08/01/2021	43,272	43,557
2.350% due 10/30/2021	3,500	3,516
8.750% due 08/15/2021	1,900	1,954

CenterPoint Energy Resources Corp.
0.684% (US0003M + 0.500%) due 03/02/2023 ~	11,700	11,704

Central Nippon Expressway Co. Ltd.
0.654% (US0003M + 0.460%) due 02/15/2022 ~	6,000	6,014
0.762% (US0003M + 0.560%) due 11/02/2021 ~	6,300	6,314
0.994% due 03/03/2022 •	13,760	13,829
1.034% (US0003M + 0.850%) due 09/14/2021 ~	13,000	13,036

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.190% (US0003M + 1.000%) due 05/28/2021 ~	$2,000	$2,003
1.288% (US0003M + 1.070%) due 04/23/2021 ~	2,400	2,401
2.091% due 09/14/2021	1,000	1,008
2.293% due 04/23/2021	23,168	23,190
2.362% due 05/28/2021	5,400	5,415
2.849% due 03/03/2022	800	817

Cigna Corp.
0.613% due 03/15/2024	7,800	7,770

Daimler Finance North America LLC
0.742% (US0003M + 0.550%) due 05/04/2021 ~	7,900	7,904
0.865% (US0003M + 0.670%) due 11/05/2021 ~	2,690	2,699
1.094% (US0003M + 0.900%) due 02/15/2022 ~	47,400	47,724

Dolphin Energy Ltd. LLC
5.500% due 12/15/2021	41,935	43,397

Eastern Energy Gas Holdings LLC
0.784% (US0003M + 0.600%) due 06/15/2021 ~	14,500	14,515

Enbridge, Inc.
0.689% (US0003M + 0.500%) due 02/18/2022 ~	46,000	46,136

Energy Transfer Operating LP
5.200% due 02/01/2022	5,173	5,308

Equifax, Inc.
1.064% (US0003M + 0.870%) due 08/15/2021 ~	3,405	3,413

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~	14,900	14,952

General Mills, Inc.
0.763% (US0003M + 0.540%) due 04/16/2021 ~	28,901	28,905

General Motors Co.
1.083% (US0003M + 0.900%) due 09/10/2021 ~	637	639

Gilead Sciences, Inc.
0.332% (US0003M + 0.150%) due 09/17/2021 ~	51,500	51,513

Hewlett Packard Enterprise Co.
0.958% (US0003M + 0.720%) due 10/05/2021 ~	7,200	7,201

Hyundai Capital America
1.174% (US0003M + 0.940%) due 07/08/2021 ~	717	718
1.174% due 07/08/2021 •	12,200	12,214
2.450% due 06/15/2021	14,364	14,420
3.100% due 04/05/2022	4,960	5,073
3.750% due 07/08/2021	7,527	7,589

Imperial Brands Finance PLC
3.750% due 07/21/2022	10,568	10,921

Japan Tobacco, Inc.
2.000% due 04/13/2021	28,130	28,138

Kia Motors Corp.
2.625% due 04/21/2021	24,865	24,887

Komatsu Finance America, Inc.
2.437% due 09/11/2022	500	514

Lennar Corp.
4.125% due 01/15/2022	2,926	2,977

Molson Coors Brewing Co.
2.100% due 07/15/2021	44,781	44,923

Penske Truck Leasing Co. LP
3.650% due 07/29/2021	2,777	2,798

Ryder System, Inc.
2.875% due 06/01/2022	3,900	3,998

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021	11,740	11,889

Siemens Financieringsmaatschappij NV
0.440% (SOFRRATE + 0.430%) due 03/11/2024 ~	19,700	19,768

Takeda Pharmaceutical Co. Ltd.
2.450% due 01/18/2022 (d)	400	406

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Time Warner Cable LLC
4.000% due 09/01/2021	$18,755	$18,854

Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021	3,000	2,994

Utah Acquisition Sub, Inc.
3.150% due 06/15/2021	4,400	4,414

Volkswagen Group of America Finance LLC
1.051% (US0003M + 0.860%) due 09/24/2021 ~	800	803
1.141% (US0003M + 0.940%) due 11/12/2021 ~	32,400	32,570
2.900% due 05/13/2022	1,300	1,335
4.000% due 11/12/2021	9,700	9,913

Walt Disney Co.
0.441% (US0003M + 0.250%) due 09/01/2021 ~	8,692	8,700

Zoetis, Inc.
0.622% (US0003M + 0.440%) due 08/20/2021 ~	17,000	17,022

		904,926

UTILITIES 4.5%

AT&T, Inc.
0.650% (SOFRRATE + 0.640%) due 03/25/2024 ~	17,600	17,623

Atmos Energy Corp.
0.565% (US0003M + 0.380%) due 03/09/2023 ~	28,300	28,305

BP Capital Markets PLC
1.060% (US0003M + 0.870%) due 09/16/2021 ~	1,958	1,965

British Transco International Finance BV
0.000% due 11/04/2021 (b)	1,430	1,427

Duke Energy Corp.
0.698% (US0003M + 0.500%) due 05/14/2021 ~	5,300	5,303
0.827% (US0003M + 0.650%) due 03/11/2022 ~	3,700	3,717

Duke Energy Florida LLC
0.440% (US0003M + 0.250%) due 11/26/2021 ~(d)	8,800	8,810

Duke Energy Progress LLC
0.369% (US0003M + 0.180%) due 02/18/2022 ~	11,200	11,198

Enel Finance International NV
2.875% due 05/25/2022	1,100	1,128

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	2,729	2,794

NextEra Energy Capital Holdings, Inc.
0.452% (US0003M + 0.270%) due 02/22/2023 ~	37,700	37,708

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~	50,440	50,541

San Diego Gas & Electric Co.
3.000% due 08/15/2021	900	909

SingTel Group Treasury Pte Ltd.
4.500% due 09/08/2021	4,430	4,503

Southern California Edison Co.
0.454% (US0003M + 0.270%) due 12/03/2021 ~	40,100	40,125
0.650% (SOFRRATE + 0.640%) due 04/03/2023 ~(a)	15,000	15,019

		231,075

Total Corporate Bonds & Notes (Cost $2,467,737)		2,468,928

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.6%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	23,700	23,703

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Bonds, Series 2017
0.899% (US0001M + 0.780%) due 04/01/2047 ~	$6,000	$6,005

		29,708

WASHINGTON 0.1%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.173% (0.67*US0001M + 1.100%) due 01/01/2042 ~	7,000	7,029

Total Municipal Bonds & Notes (Cost $36,700)		36,737

U.S. GOVERNMENT AGENCIES 16.7%

Fannie Mae
0.409% due 04/25/2036 - 06/25/2042 •	1,806	1,814
0.459% due 07/25/2036 - 06/25/2043 •	293	294
0.470% due 05/26/2023	20,000	20,016
0.473% due 11/25/2044 - 09/25/2055 •	27,470	27,610
0.509% due 02/25/2042 •	498	503
0.523% due 09/25/2049 •	10,162	10,165
0.559% due 04/25/2039 - 08/25/2049 •	2,524	2,551
0.573% due 07/25/2046 - 08/25/2050 •	10,235	10,309
0.609% due 02/25/2042 •	394	400
0.629% due 03/25/2042 •	111	113
0.649% due 07/25/2037 •	74	75
0.659% due 10/25/2041 •	153	155
0.875% due 12/18/2026	50,000	49,205
0.923% due 05/25/2050 •	11,326	11,424
2.581% due 05/01/2038 •	4,595	4,861

Federal Home Loan Bank
0.650% due 02/26/2026	47,900	47,179
0.680% due 02/24/2026	60,100	59,283
0.750% due 02/24/2026	83,700	82,758
0.790% due 02/25/2026	34,500	34,189
0.960% due 03/05/2026	82,000	81,768

Freddie Mac
0.406% due 04/15/2037 •	361	363
0.436% due 07/15/2037 •	342	344
0.443% due 05/15/2038 •	1,046	1,053
0.453% due 05/15/2041 •	1,172	1,174
0.463% due 06/15/2040 •	2,423	2,424
0.473% due 10/15/2037 - 09/15/2044 •	44,906	45,088
0.506% due 03/15/2040 - 11/15/2043 •	654	660
0.556% due 06/15/2049 •	6,631	6,691
0.600% due 10/15/2025	50,000	49,422
0.606% due 08/15/2041 •	15	15
0.626% due 12/15/2041 •	421	427
0.650% due 10/22/2025 - 10/27/2025	105,000	104,187
0.656% due 09/15/2037 - 11/15/2041 •	678	688
0.680% due 08/06/2025	33,300	33,111
0.686% due 07/15/2037 •	489	497
0.706% due 11/15/2037 •	85	86
0.750% due 06/23/2026	40,000	39,361
0.800% due 10/27/2026 - 10/28/2026	75,000	73,569
1.000% due 11/25/2050	10,010	9,817
1.056% due 01/15/2032 •	194	199
1.106% due 01/15/2039 •	50	51
1.615% due 05/15/2033 •	171	177

Ginnie Mae
0.320% due 06/20/2066 •	87	87
0.421% due 04/20/2037 •	994	997
0.520% due 01/20/2068 •	154	154
0.535% due 07/20/2043 •	665	670
0.561% due 06/20/2049 •	11,090	11,157
0.571% due 05/20/2049 •	3,193	3,196

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.590% due 08/20/2065 •	$827	$832
0.620% due 12/20/2060 - 07/20/2064 •	316	317
0.690% due 04/20/2062 •	589	593
0.800% due 08/20/2061 •	61	62
0.806% due 01/16/2040 •	1,107	1,125
0.820% due 10/20/2065 •	46	46
0.851% due 02/20/2040 •	929	943
0.861% due 03/20/2040 •	2,830	2,874
0.870% due 08/20/2067 •	1,268	1,283
0.881% due 04/20/2040 •	2,126	2,161
0.890% due 02/20/2066 •	59	59
0.911% due 03/20/2040 •	2,265	2,305
0.920% due 05/20/2066 •	4,247	4,321
1.249% due 09/20/2067 •	1,405	1,431
3.370% due 09/20/2066 ~	4,623	4,925

Total U.S. Government Agencies (Cost $860,551)		853,614

U.S. TREASURY OBLIGATIONS 1.7%

U.S. Treasury Notes
0.750% due 01/31/2028	89,200	85,535

Total U.S. Treasury Obligations (Cost $87,701)		85,535

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.9%

Bancorp Commercial Mortgage Trust
1.156% due 09/15/2036 •	3,643	3,646

Brass PLC
0.894% due 11/16/2066 •	2,619	2,633

Commercial Mortgage Trust
3.421% due 07/10/2048	6,384	6,734
4.219% due 07/10/2045 ~	6,800	7,272

CRSNT Commercial Mortgage Trust
0.930% due 04/15/2036 •(a)	15,000	15,000

CSAIL Commercial Mortgage Trust
3.351% due 04/15/2050	7,976	8,361

Gosforth Funding PLC
0.638% due 08/25/2060 •	2,308	2,313

JPMBB Commercial Mortgage Securities Trust
3.017% due 02/15/2048	2,050	2,152
3.659% due 11/15/2045	1,565	1,626

MFA Trust
1.381% due 04/25/2065 ~	12,269	12,387

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 ~	4,000	4,138

RESIMAC Premier
0.842% due 07/10/2052 •	4,600	4,603

Towd Point HE Trust
0.918% due 02/25/2063 ~	9,662	9,668

UBS-Barclays Commercial Mortgage Trust
0.896% due 04/10/2046 •	13,579	13,544

Wells Fargo-RBS Commercial Mortgage Trust
1.308% due 06/15/2045 •	4,619	4,612

Total Non-Agency Mortgage-Backed Securities (Cost $98,620)		98,689

ASSET-BACKED SECURITIES 15.5%

American Money Management Corp. CLO Ltd.
1.167% due 04/14/2029 •	5,600	5,606

AmeriCredit Automobile Receivables Trust
0.420% due 03/18/2024	17,671	17,686
0.600% due 12/18/2023	3,451	3,457

Arbor Realty Commercial Real Estate Notes Ltd.
1.256% due 05/15/2037 •	5,500	5,505

ARI Fleet Lease Trust
0.586% due 11/15/2027 •	5,112	5,118

Benefit Street Partners CLO Ltd.
1.474% due 07/20/2029 •	1,198	1,198

CARDS Trust
0.496% due 05/15/2024 •	13,680	13,703

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CarMax Auto Owner Trust
0.490% due 06/15/2023	$4,904	$4,910

Cathedral Lake CLO Ltd.
1.049% due 07/15/2029 «•(a)	24,200	24,197

Chesapeake Funding LLC
0.476% due 08/15/2030 •	5,526	5,532
0.756% due 08/16/2032 •	8,528	8,581
0.870% due 08/16/2032	6,823	6,860
2.940% due 04/15/2031	9,086	9,204

CIFC Funding Ltd.
1.078% due 10/25/2027 •	2,885	2,880

Dell Equipment Finance Trust
0.470% due 10/24/2022	5,100	5,106

Dryden Senior Loan Fund
1.141% due 10/15/2027 •	4,188	4,190

DT Auto Owner Trust
1.140% due 01/16/2024	925	929

Enterprise Fleet Financing LLC
2.060% due 05/20/2025	2,859	2,904

Evergreen Credit Card Trust
0.476% due 10/16/2023 •	40,000	40,056

Exeter Automobile Receivables Trust
1.130% due 08/15/2023	1,380	1,383

Figueroa CLO Ltd.
1.141% due 01/15/2027 •	314	314

Flagship CLO Ltd.
1.073% due 01/16/2026 •	196	197

Flagship Credit Auto Trust
0.700% due 04/15/2025	10,129	10,146
2.330% due 02/15/2024	756	764
3.410% due 05/15/2023	691	694

Ford Credit Auto Lease Trust
2.220% due 10/15/2022	892	897

Ford Credit Floorplan Master Owner Trust
0.706% due 09/15/2024 •	7,300	7,348

GLS Auto Receivables Issuer Trust
0.520% due 02/15/2024	14,809	14,817
0.690% due 10/16/2023	2,786	2,790

GM Financial Automobile Leasing Trust
0.511% due 10/20/2022 •	380	381

GMF Floorplan Owner Revolving Trust
0.516% due 09/15/2023 •	10,000	10,014

Golden Credit Card Trust
0.426% due 05/15/2023 •	1,900	1,901
0.456% due 10/15/2023 •	12,700	12,718

Gulf Stream Meridian Ltd.
1.641% due 10/15/2029 •	12,400	12,414
2.441% due 10/15/2029 •	5,000	5,020

Halcyon Loan Advisors Funding Ltd.
1.143% due 04/20/2027 •	1,336	1,333

Hertz Fleet Lease Funding LP
0.576% due 01/10/2033 •	19,082	19,124
3.230% due 05/10/2032	1,018	1,020

HPEFS Equipment Trust
0.650% due 07/22/2030	3,087	3,092

KKR CLO Ltd.
1.145% due 07/15/2030 •(a)	27,000	27,000

Marlette Funding Trust
2.690% due 09/17/2029	712	717
3.130% due 07/16/2029	1,672	1,684

Master Credit Card Trust
0.601% due 07/21/2024 •	5,125	5,157

MFA Trust
2.363% due 03/25/2060 þ	12,900	12,908

Mountain View CLO Ltd.
1.041% due 10/15/2026 •	630	630

MP CLO Ltd.
1.129% due 10/28/2027 •	2,354	2,354

Navient Private Education Loan Trust
1.306% due 12/15/2028 •	6,776	6,831

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	16,782	16,904

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	37

Schedule of Investments	PIMCO Short Asset Investment Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.690% due 05/15/2069	$5,463	$5,521
3.130% due 02/15/2068	2,572	2,642

Navient Student Loan Trust
0.459% due 03/25/2067 •	10,510	10,501

Nissan Auto Lease Trust
1.800% due 05/16/2022	4,857	4,865

Nissan Master Owner Trust Receivables
0.536% due 11/15/2023 •	45,400	45,499
0.666% due 02/15/2024 •	6,155	6,181

Ocean Trails CLO
0.987% due 07/15/2028 •(a)	21,400	21,400

Oscar U.S. Funding LLC
0.400% due 03/11/2024	35,000	34,993
2.490% due 08/10/2022	257	258

Palmer Square CLO Ltd.
1.044% due 08/15/2026 •	1,459	1,459

Palmer Square Loan Funding Ltd.
1.094% due 11/15/2026 •	4,455	4,456
1.118% due 10/24/2027 •	10,499	10,505
1.194% due 04/20/2027 •	13,213	13,217
1.924% due 07/20/2028 •	8,575	8,596

PFS Financing Corp.
0.656% due 04/15/2024 •	6,000	6,012
1.210% due 06/15/2024	10,000	10,096

PHEAA Student Loan Trust
1.068% due 11/25/2065 •	4,488	4,527

Santander Consumer Auto Receivables Trust
1.370% due 10/15/2024	3,775	3,806

Santander Drive Auto Receivables Trust
0.420% due 09/15/2023	12,655	12,663

Santander Retail Auto Lease Trust
1.690% due 01/20/2023	1,592	1,605
1.890% due 09/20/2022	468	470
2.290% due 04/20/2022	132	132

SLC Student Loan Trust
0.294% due 03/15/2027 •	1,044	1,041
0.304% due 06/15/2029 •	9,820	9,780

SLM Private Credit Student Loan Trust
0.514% due 03/15/2024 •	1,027	1,025

SLM Student Loan Trust
0.308% due 01/26/2026 •	2,055	2,055
0.358% due 10/25/2028 •	2,495	2,483
0.654% due 12/15/2027 •	7,960	7,963
0.734% due 12/15/2025 •	1,725	1,725
0.768% due 01/25/2028 •	1,309	1,309
1.606% due 03/15/2032 •	2,415	2,419

SMB Private Education Loan Trust
0.409% due 09/15/2054 •	7,625	7,626
1.306% due 07/15/2027 •	4,690	4,711
3.050% due 05/15/2026	239	240

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	53	53

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	1,159	1,169
3.240% due 02/25/2028	251	252

SoFi Professional Loan Program LLC
0.959% due 07/25/2039 •	208	209

SoFi Professional Loan Program Trust
2.060% due 05/15/2046	2,119	2,131

Sound Point CLO Ltd.
1.101% due 01/23/2029 •(a)	27,390	27,390

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tesla Auto Lease Trust
0.550% due 05/22/2023	$5,680	$5,689
2.130% due 04/20/2022	4,800	4,831

Towd Point Mortgage Trust
1.109% due 05/25/2058 •	1,986	2,005
3.750% due 05/25/2058 ~	21,664	22,838

Trillium Credit Card Trust
0.485% due 12/26/2024 •	40,000	40,083

Trinitas CLO Ltd.
0.000% due 10/25/2028 •	2,700	2,702

Upstart Securitization Trust
2.322% due 04/22/2030	1,001	1,011

Utah State Board of Regents
0.868% due 09/25/2056 •	2,212	2,212
0.868% due 01/25/2057 •	2,856	2,865

Venture CLO Ltd.
0.000% due 09/07/2030 •	15,000	15,000
1.121% due 04/15/2027 •	5,846	5,854

Voya CLO Ltd.
0.938% due 07/25/2026 •	265	265

Wellfleet CLO Ltd.
1.074% due 04/20/2029 •	26,900	26,896

Westlake Automobile Receivables Trust
0.560% due 05/15/2024	15,000	15,025
2.570% due 02/15/2023	78	79

WhiteHorse Ltd.
1.383% due 07/17/2026 •	137	137

World Omni Select Auto Trust
0.470% due 06/17/2024	8,235	8,242

Z Capital Credit Partners CLO Ltd.
1.173% due 07/16/2027 •	1,367	1,368

Total Asset-Backed Securities (Cost $787,342)		788,261

SOVEREIGN ISSUES 3.4%

Export-Import Bank of Korea
0.763% (US0003M + 0.575%) due 06/01/2021 ~	21,358	21,373
1.093% (US0003M + 0.875%) due 01/25/2022 ~	1,300	1,307
1.130% (US0003M + 0.925%) due 11/01/2022 ~	2,000	2,023

Export-Import Bank of Malaysia Bhd.
2.480% due 10/20/2021	8,800	8,894

Industrial Bank of Korea
0.668% (US0003M + 0.450%) due 10/23/2022 ~	11,800	11,860
0.802% (US0003M + 0.600%) due 08/02/2021 ~	500	502

Japan Finance Organization for Municipalities
2.125% due 04/13/2021	2,900	2,901
2.625% due 04/20/2022	4,586	4,695

Korea Development Bank
0.539% (US0003M + 0.350%) due 02/18/2023 ~	10,400	10,420
0.895% (US0003M + 0.705%) due 02/27/2022 ~	4,000	4,018

Korea Expressway Corp.
0.858% (US0003M + 0.640%) due 07/25/2022 ~	11,400	11,456
3.625% due 10/22/2021	1,600	1,628

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Korea National Oil Corp.
2.125% due 04/14/2021	$1,000	$1,000

Qatar Government International Bond
2.375% due 06/02/2021	31,000	31,117
4.500% due 01/20/2022	5,585	5,772

Saudi Government International Bond
2.375% due 10/26/2021	51,800	52,375

Total Sovereign Issues (Cost $171,175)		171,341

SHORT-TERM INSTRUMENTS 2.0%

CERTIFICATES OF DEPOSIT 0.6%

Sumitomo Mitsui Banking Corp.
0.545% (US0003M + 0.350%) due 11/05/2021 ~	11,000	11,021
0.565% (US0003M + 0.370%) due 11/05/2021 ~	20,000	20,040

		31,061

COMMERCIAL PAPER 1.3%

Exelon Generation Co.
0.500% due 04/06/2021	20,000	19,999
0.600% due 04/21/2021	10,000	9,999
0.600% due 04/23/2021	34,000	33,997

		63,995

REPURCHASE AGREEMENTS (c) 0.1%
		5,458

Total Short-Term Instruments (Cost $100,439)		100,514

Total Investments in Securities (Cost $4,610,265)		4,603,619

	SHARES
INVESTMENTS IN AFFILIATES 13.0%

SHORT-TERM INSTRUMENTS 13.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.0%

PIMCO Short Asset Portfolio	37,427,436	375,547

PIMCO Short-Term Floating NAV Portfolio III	29,270,414	288,606

Total Short-Term Instruments (Cost $663,347)		664,153

Total Investments in Affiliates (Cost $663,347)		664,153

Total Investments 103.3% (Cost $5,273,612)		$5,267,772

Financial Derivative Instruments (e) 0.0% (Cost or Premiums, net $0)		910

Other Assets and Liabilities, net (3.3)%		(168,016)

Net Assets 100.0%		$5,100,666

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$5,458	U.S. Treasury Notes 0.125% due 02/28/2023	$(5,567)	$5,458	$5,458

Total Repurchase Agreements						$(5,567)	$5,458	$5,458

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
TDM	(0.200)%	01/12/2021	TBD	(2)	$(476)	$(476)
	(0.100)	03/10/2021	TBD	(2)	(395)	(395)

Total Reverse Repurchase Agreements						$(871)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$5,458	$0	$0	$5,458	$(5,567)	$(109)
TDM	0	(871)	0	(871)	906	35

Total Borrowings and Other Financing Transactions	$5,458	$(871)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(871)	$(871)

Total Borrowings	$0	$0	$0	$(871)	$(871)

Payable for reverse repurchase agreements					$(871)

(d)	Securities with an aggregate market value of $906 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(15,149) at a weighted average interest rate of 0.751%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	39

Schedule of Investments	PIMCO Short Asset Investment Fund	(Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	211	$	(46,573)	$44	$10	$0
U.S. Treasury 5-Year Note June Futures	06/2021	4,234		(522,469)	4,523	695	0
U.S. Treasury 10-Year Note June Futures	06/2021	820		(107,369)	2,624	205	0

Total Futures Contracts					$7,191	$910	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$910	$0	$910	$0	$0	$0	$0

Cash of $7,317 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$910	$910

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(294)	$(294)
Swap Agreements	0	0	0	0	(5,554)	(5,554)

	$0	$0	$0	$0	$(5,848)	$(5,848)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8,328	$8,328
Swap Agreements	0	0	0	0	5,561	5,561

	$0	$0	$0	$0	$13,889	$13,889

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$15,383	$1,317,544	$0	$1,332,927
Industrials	0	904,926	0	904,926
Utilities	0	231,075	0	231,075
Municipal Bonds & Notes
California	0	29,708	0	29,708
Washington	0	7,029	0	7,029
U.S. Government Agencies	0	853,614	0	853,614
U.S. Treasury Obligations	0	85,535	0	85,535
Non-Agency Mortgage-Backed Securities	15,000	83,689	0	98,689
Asset-Backed Securities	0	764,064	24,197	788,261
Sovereign Issues	0	171,341	0	171,341
Short-Term Instruments
Certificates of Deposit	0	31,061	0	31,061
Commercial Paper	0	63,995	0	63,995
Repurchase Agreements	0	5,458	0	5,458

	$30,383	$4,549,039	$24,197	$4,603,619

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$664,153	$0	$0	$664,153

Total Investments	$694,536	$4,549,039	$24,197	$5,267,772

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$910	$0	$0	$910

Total Financial Derivative Instruments	$910	$0	$0	$910

Totals	$695,446	$4,549,039	$24,197	$5,268,682

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	41

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the PIMCO Goverment Money Market Fund’s Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the applicable Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. Certain Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign

42	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2021

denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Government Money Market Fund	Daily	Monthly

PIMCO Low Duration Fund II	Daily	Monthly

PIMCO Low Duration ESG Fund	Daily	Monthly

PIMCO Short Asset Investment Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or

ANNUAL REPORT	|	MARCH 31, 2021	43

Notes to Financial Statements	(Cont.)

delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares, except for PIMCO Government Money Market Fund, are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). PIMCO Government Money Market Fund shares are valued as of 5:30 p.m., Eastern Time (or an earlier time if the Fund closes earlier) on each day the NYSE is open for trading. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

Except for the PIMCO Government Money Market Fund, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

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If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

The PIMCO Government Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would

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Notes to Financial Statements	(Cont.)

accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market

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movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price. The PIMCO Government Money Market Fund is an exception because this Fund values all holdings at amortized cost.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund (except the PIMCO Government Money Market Fund) may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$27,450	$55,938	$0	$0	$2,405	$85,793	$1,038	$0

PIMCO Short Asset Investment Fund	525,857	903,808	(1,066,242)	(243)	12,367	375,547	4,967	0

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Notes to Financial Statements	(Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$118	$0	$0	$0	$0	$118	$0	$0

PIMCO Short Asset Investment Fund	509,328	5,114,752	(5,337,300)	1,022	804	288,606	1,852	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk

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(which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act,

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Notes to Financial Statements	(Cont.)

which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may

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lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write

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Notes to Financial Statements	(Cont.)

call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit

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default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on

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Notes to Financial Statements	(Cont.)

corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

High Yield	—	—	X	—

Market	X	X	X	X

Issuer	—	X	X	X

Liquidity	—	X	X	X

Derivatives	—	X	X	X

Equity	—	X	X	—

Mortgage-Related and Other Asset-Backed Securities	—	X	X	X

Foreign (Non-U.S.) Investment	—	—	X	X

Emerging Markets	—	—	X	X

Sovereign Debt	—	—	X	—

Currency	—	—	X	—

Leveraging	—	X	X	X

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Risks	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Management	X	X	X	X

Reverse Repurchase Agreements and Other Borrowings	X	—	—	—

Short Exposure	—	X	X	X

Environmental, Social and Governance Investing	—	—	X	—

LIBOR Transition	—	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed

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Notes to Financial Statements	(Cont.)

settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Reverse Repurchase Agreements and Other Borrowings Risk  is the risk that reverse repurchase agreements or other borrowings may increase a Fund’s overall investment exposure and that the related transaction costs may detract from Fund performance.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has

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caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral

ANNUAL REPORT	|	MARCH 31, 2021	57

Notes to Financial Statements	(Cont.)

are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, a Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average

58	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2021

daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class M	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Government Money Market Fund	0.12%	0.06%	0.06%	0.16%	N/A		0.06%	0.21%	0.21%
PIMCO Low Duration Fund II	0.25%	0.25%	N/A	N/A	N/A		0.25%	N/A	N/A
PIMCO Low Duration ESG Fund	0.25%	0.25%	N/A	0.35%	0.45%	*(1)	N/A	N/A	N/A
PIMCO Short Asset Investment Fund	0.20%	0.14%	0.14%	0.24%	0.34%	(1)	0.14%	0.24%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares of the Funds (except for the PIMCO Government Money Market Fund), and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares of the Funds (except for the PIMCO Government Money Market Fund) (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares of the Funds (except for the PIMCO Government Money Market Fund).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	—	0.25%
Class C

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

PIMCO Government Money Market Fund	0.10%(1)

All Other Funds	0.25%

(1)

With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. Effective December 2, 2019, purchases of Class A shares of the PIMCO Short Asset Investment Fund are no longer subject to an initial sales charge or contingent deferred sales charge. However, regular sales charges may apply when Class A shares of the PIMCO Short Asset Investment Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

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Notes to Financial Statements	(Cont.)

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2019, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Short Asset Investment Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: (i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Investment Advisory Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2021, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Short Asset Investment Fund	$1,609	$539	$27	$2,175

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of by 0.05% of the average daily net assets attributable to I-3 shares of each of the PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

To maintain certain net yields for the PIMCO Government Money Market Fund, PIMCO and the Distributor have entered into the Fee and Expense Limitation Agreement, pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the PIMCO Government Money Market Fund’s

Supervisory and Administrative Fee, any distribution and/or service (12b-1) fees applicable to a class of such Fund, or the Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the PIMCO Government Money Market Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee and Expense Limitation Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee Fees pursuant to the Expense Limitation Agreement,

60	PIMCO SHORT DURATION STRATEGY FUNDS

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exceed the Expense Limit; ii) exceed the total Reimbursement Amount; iii) include any amounts previously reimbursed to PIMCO; or iv) cause any class of the Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Fund will not reimburse PIMCO or the Distributor for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield. The total recoverable amounts to PIMCO (from the Fee and Expense Limitation Agreement) at March 31, 2021, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Government Money Market Fund	$1	$135	$1,815	$1,951

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Government Money Market Fund	$1,901

PIMCO Short Asset Investment Fund	29

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Low Duration Fund II	$46,368	$54,545

PIMCO Low Duration ESG Fund	85,861	39,459

PIMCO Short Asset Investment Fund	1,538,545	791,168

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Notes to Financial Statements	(Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Low Duration Fund II	$1,077,009	$1,152,273	$75,993	$90,619

PIMCO Low Duration ESG Fund	1,060,985	1,093,737	185,967	111,595

PIMCO Short Asset Investment Fund	1,570,355	844,214	2,178,069	1,757,189

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Government Money Market Fund				PIMCO Low Duration Fund II

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,620,997	$2,620,998	2,019,784	$2,019,784	11,691	$115,596	8,111	$78,955

Class M	5,731,786	5,731,785	7,054,915	7,054,915	N/A	N/A	N/A	N/A

I-2	18,613	18,612	93,135	93,135	N/A	N/A	N/A	N/A

Administrative Class	144,684	144,685	1,532,173	1,532,172	13	120	21	208

Class A	272,668	272,668	1,634,866	1,634,865	N/A	N/A	N/A	N/A

Class C	98,520	98,520	80,750	80,749	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	79	79	5,025	5,025	339	3,353	953	9,272

Class M	59	59	5,465	5,465	N/A	N/A	N/A	N/A

I-2	10	10	338	338	N/A	N/A	N/A	N/A

Administrative Class	31	31	3,153	3,153	6	61	23	227

Class A	201	201	13,116	13,116	N/A	N/A	N/A	N/A

Class C	15	15	637	637	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(2,592,037)	(2,592,037)	(1,864,957)	(1,864,957)	(9,346)	(92,442)	(5,839)	(56,803)

Class M	(5,767,898)	(5,767,898)	(7,037,345)	(7,037,345)	N/A	N/A	N/A	N/A

I-2	(69,012)	(69,012)	(45,583)	(45,583)	N/A	N/A	N/A	N/A

Administrative Class	(314,326)	(314,326)	(1,394,581)	(1,394,581)	(21)	(207)	(10)	(100)

Class A	(756,372)	(756,372)	(1,026,531)	(1,026,531)	N/A	N/A	N/A	N/A

Class C	(70,807)	(70,807)	(46,877)	(46,877)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(682,789)	$(682,789)	1,027,483	$1,027,480	2,682	$26,481	3,259	$31,759

62	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2021

	PIMCO Low Duration ESG Fund				PIMCO Short Asset Investment Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	23,362	$225,904	7,405	$70,542	478,233	$4,777,082	391,913	$3,915,878

Class M	N/A	N/A	N/A	N/A	0	0	249	2,500

I-2	7,138	68,965	10,049	95,725	36,796	366,507	63,802	637,375

I-3	N/A	N/A	N/A	N/A	3,290	32,885	1,080	10,764

Administrative Class	N/A	N/A	N/A	N/A	8,424	84,200	82,752	828,103

Class A	N/A	N/A	N/A	N/A	33,217	331,267	58,008	579,810

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	258	2,495	465	4,427	2,448	24,404	8,789	87,836

Class M	N/A	N/A	N/A	N/A	6	55	13	127

I-2	114	1,099	176	1,681	247	2,466	936	9,357

I-3	N/A	N/A	N/A	N/A	2	19	2	20

Administrative Class	N/A	N/A	N/A	N/A	27	267	132	1,321

Class A	N/A	N/A	N/A	N/A	188	1,870	1,056	10,557

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(7,036)	$(68,048)	(10,658)	$(101,249)	(373,035)	$(3,723,559)	(492,812)	$(4,913,469)

Class M	N/A	N/A	N/A	N/A	0	0	0	0

I-2	(8,675)	(84,071)	(3,269)	(31,100)	(39,661)	(395,724)	(65,212)	(650,506)

I-3	N/A	N/A	N/A	N/A	(3,260)	(32,618)	(1,272)	(12,667)

Administrative Class	N/A	N/A	N/A	N/A	(16,805)	(167,842)	(84,471)	(844,549)

Class A	N/A	N/A	N/A	N/A	(37,198)	(371,241)	(62,498)	(621,519)

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	15,161	$146,344	4,168	$40,026	92,919	$930,038	(97,533)	$(959,062)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Low Duration Fund II	1	0	21%	0%

PIMCO Short Asset Investment Fund	1	0	10%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax

ANNUAL REPORT	|	MARCH 31, 2021	63

Notes to Financial Statements	(Cont.)

authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Government Money Market Fund	$6	$0	$0	$(2)	$0	$0	$0	$4

PIMCO Low Duration Fund II	321	0	3,173	(4)	(7,199)	0	0	(3,709)

PIMCO Low Duration ESG Fund	133	0	1,093	(14)	(433)	0	0	779

PIMCO Short Asset Investment Fund	8	0	(6,175)	(43)	(33,256)	0	0	(39,466)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and defaulted securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Government Money Market Fund	$0	$0

PIMCO Low Duration Fund II	3,924	3,275

PIMCO Low Duration ESG Fund	0	433

PIMCO Short Asset Investment Fund	7,213	26,043

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Government Money Market Fund	$2,344,086	$0	$0	$0

PIMCO Low Duration Fund II	434,961	5,304	(2,111)	3,193

PIMCO Low Duration ESG Fund	446,039	4,811	(3,697)	1,114

PIMCO Short Asset Investment Fund	5,281,138	13,723	(19,899)	(6,176)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, defaulted securities, unrealized gain or loss on certain futures, and forward contracts, straddle loss deferrals, and realized and unrealized gain (loss) swap contracts.

64	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2021

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Government Money Market Fund	$447	$0	$0	$31,876	$0	$0

PIMCO Low Duration Fund II	3,584	0	0	9,960	0	0

PIMCO Low Duration ESG Fund	3,672	0	0	6,231	0	0

PIMCO Short Asset Investment Fund	29,881	0	0	112,694	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2021	65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (four of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

66	PIMCO SHORT DURATION STRATEGY FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BOS	BofA Securities, Inc.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

BSN	The Bank of Nova Scotia - Toronto	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso

BRL	Brazilian Real	IDR	Indonesian Rupiah	USD (or $)	United States Dollar

CAD	Canadian Dollar	JPY	Japanese Yen	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	SOFRRATE	Secured Overnight Financing Rate	US0001M	ICE 1-Month USD LIBOR

BP0003M	3 Month GBP-LIBOR	SONIO	Sterling Overnight Interbank Average Rate	US0003M	ICE 3-Month USD LIBOR

H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

Other Abbreviations:

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD	To-Be-Determined

DAC	Designated Activity Company

ANNUAL REPORT	|	MARCH 31, 2021	67

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Government Money Market Fund	0%	0%	$447	$0

PIMCO Low Duration Fund II	0%	0%	3,584	0

PIMCO Low Duration ESG Fund	0%	0%	3,672	0

PIMCO Short Asset Investment Fund	0%	0%	29,881	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PIMCO Government Money Market Fund	97.22%

PIMCO Low Duration Fund II	0%

PIMCO Low Duration ESG Fund	97.89%

PIMCO Short Asset Investment Fund	0%

68	PIMCO SHORT DURATION STRATEGY FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2021	69

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President -Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

70	PIMCO SHORT DURATION STRATEGY FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	MARCH 31, 2021	71

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

72	PIMCO SHORT DURATION STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3007AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

StocksPLUS® Funds

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and

2	PIMCO STOCKSPLUS® FUNDS

emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund (each a “Fund” and collectively, the “Funds”).

The Funds may invest in both fixed income instruments and equity and equity-related securities. We believe that such funds have an important role to play in a well-diversified investment portfolio. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of

4	PIMCO STOCKSPLUS® FUNDS

COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares , if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	|	MARCH 31, 2021	5

Important Information About the Funds	(Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	04/27/18	01/07/97	01/20/97	01/20/97	12/31/02	Diversified
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	04/27/18	—	07/31/03	07/31/03	—	Diversified
PIMCO StocksPLUS® International Fund (Unhedged)	11/30/06	11/30/06	04/30/08	04/27/18	—	11/30/06	11/30/06	—	Diversified
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	04/27/18	—	10/30/03	10/30/03	—	Diversified
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	Diversified
PIMCO StocksPLUS® Short Fund	07/23/03	07/23/03	01/29/10	04/27/18	—	07/31/06	07/31/06	—	Diversified
PIMCO StocksPLUS® Small Fund	03/31/06	03/31/06	04/30/08	04/27/18	06/30/14	07/31/06	07/31/06	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by The Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or

6	PIMCO STOCKSPLUS® FUNDS

delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	|	MARCH 31, 2021	7

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
I-2 - PSKPX	Class C - PSPCX
I-3 - PSTNX	Class R - PSPRX
Administrative Class - PPLAX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	67.2%

U.S. Treasury Obligations	11.9%

Corporate Bonds & Notes	5.8%

Asset-Backed Securities	5.7%

U.S. Government Agencies	3.9%

Non-Agency Mortgage-Backed Securities	3.6%

Sovereign Issues	1.8%

Municipal Bonds & Notes	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	60.01%	16.51%	14.25%	10.77%
PIMCO StocksPLUS® Fund I-2	59.96%	16.42%	14.12%	10.73%
PIMCO StocksPLUS® Fund I-3	60.07%	16.35%	14.09%	10.67%
PIMCO StocksPLUS® Fund Administrative Class	59.64%	16.23%	14.01%	10.47%
PIMCO StocksPLUS® Fund Class A	59.48%	16.06%	13.79%	10.31%
PIMCO StocksPLUS® Fund Class A (adjusted)	53.50%	15.18%	13.36%	10.19%
PIMCO StocksPLUS® Fund Class C	58.72%	15.50%	13.23%	9.76%
PIMCO StocksPLUS® Fund Class C (adjusted)	57.72%	15.50%	13.23%	9.76%
PIMCO StocksPLUS® Fund Class R	59.07%	15.76%	13.53%	10.06%
S&P 500 Index	56.35%	16.29%	13.91%	10.37%
Lipper Large-Cap Core Funds Average	54.47%	15.05%	12.53%	9.70%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.56% for the Institutional Class shares, 0.66% for I-2 shares, 0.76% for I-3 shares, 0.81% for Administrative Class shares, 0.96% for Class A shares, 1.46% for Class C shares, and 1.21% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute returns, as the S&P 500 Index returned 56.35%.

»	The Fund’s bond alpha strategy added to returns. Highlights about the drivers of performance include the following:

»	Holdings of investment grade corporate credit contributed to returns, as the value of these holdings increased.

»	Exposure to U.S. Treasury Inflation-Protected Securities contributed to returns, as inflation expectations increased.

»	Holdings of non-Agency residential mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Short exposure to the Canadian dollar and Swiss franc detracted from performance, as these currencies appreciated relative to the U.S. dollar.

»	Long exposure to Canadian rates detracted from returns, as rates increased.

»

Long exposure to a basket of emerging market currencies, including the Brazilian real, Mexican peso, and South African rand, detracted from returns, as these currencies depreciated relative to the U.S. dollar.

8	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
I-2 - PTOPX	Class C - PSOCX
I-3 - PSPNX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	39.9%

U.S. Treasury Obligations	21.4%

Asset-Backed Securities	11.9%

Corporate Bonds & Notes	9.9%

Non-Agency Mortgage-Backed Securities	6.2%

Sovereign Issues	4.9%

U.S. Government Agencies	4.7%

Preferred Securities	1.0%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	65.72%	17.48%	14.92%	11.58%
PIMCO StocksPLUS® Absolute Return Fund I-2	65.66%	17.36%	14.80%	11.50%
PIMCO StocksPLUS® Absolute Return Fund I-3	65.57%	17.31%	14.74%	11.43%
PIMCO StocksPLUS® Absolute Return Fund Class A	65.28%	17.04%	14.46%	11.16%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	59.08%	16.15%	14.02%	10.93%
PIMCO StocksPLUS® Absolute Return Fund Class C	63.90%	16.14%	13.60%	10.32%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	62.90%	16.14%	13.60%	10.32%
S&P 500 Index	56.35%	16.29%	13.91%	9.88%
Lipper Large-Cap Core Funds Average	54.47%	15.05%	12.53%	9.07%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.72% for the Institutional Class shares, 0.82% for I-2 shares, 0.92% for I-3 shares, 1.12% for Class A shares, and 1.87% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute returns, as the S&P 500 Index returned 56.35%.

»	The portfolio’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-Agency residential mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Exposure to U.S. Treasury Inflation-Protected Securities contributed to returns, as inflation expectations increased.

»	Holdings of investment grade corporate credit contributed to returns, as the value of these holdings increased.

»	Short exposure to the Canadian dollar and Swiss franc detracted from performance, as these currencies appreciated relative to the U.S. dollar.

»	Long exposure to Canadian rates detracted from returns, as rates increased.

»

Long exposure to a basket of Emerging Market currencies, including the Brazilian real, Mexican peso, and South African rand detracted from returns, as these currencies depreciated relative to the U.S. dollar.

ANNUAL REPORT	|	MARCH 31, 2021	9

PIMCO StocksPLUS® International Fund (Unhedged)

Institutional Class - PSKIX	Class A - PPUAX
I-2 - PPLPX	Class C - PPUCX
I-3 - PSKNX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	34.6%

U.S. Treasury Obligations	27.1%

Corporate Bonds & Notes	12.6%

Asset-Backed Securities	11.9%

U.S. Government Agencies	5.6%

Non-Agency Mortgage-Backed Securities	4.2%

Sovereign Issues	3.7%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (11/30/06)
PIMCO StocksPLUS® International Fund (Unhedged) Institutional Class	52.09%	9.99%	6.58%	5.54%
PIMCO StocksPLUS® International Fund (Unhedged) I-2	51.91%	9.88%	6.47%	5.45%
PIMCO StocksPLUS® International Fund (Unhedged) I-3	51.84%	9.83%	6.42%	5.38%
PIMCO StocksPLUS® International Fund (Unhedged) Class A	51.27%	9.58%	6.15%	5.12%
PIMCO StocksPLUS® International Fund (Unhedged) Class A (adjusted)	45.59%	8.77%	5.74%	4.84%
PIMCO StocksPLUS® International Fund (Unhedged) Class C	50.07%	8.76%	5.35%	4.33%
PIMCO StocksPLUS® International Fund (Unhedged) Class C (adjusted)	49.07%	8.76%	5.35%	4.33%
MSCI EAFE Index	44.57%	8.85%	5.52%	3.47%
Lipper International Multi-Cap Core Funds Average	47.76%	8.51%	5.07%	3.34%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.02% for Institutional Class shares, 1.12% for I-2 shares, 1.22% for I-3 shares, 1.42% for Class A shares, and 2.17% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Index contributed to absolute returns, as the Index returned 44.57%.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-Agency residential mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Holdings of investment grade corporate credit contributed to returns, as the value of these holdings increased.

»	Exposure to U.S. Treasury Inflation-Protected Securities contributed to returns, as inflation expectations increased.

»	Short exposure to the Canadian dollar and Swiss franc detracted from performance, as these currencies appreciated relative to the U.S. dollar.

»	Long exposure to Canadian rates detracted from returns, as interest rates increased.

»

Long exposure to a basket of Emerging Market currencies, including the Brazilian real, Mexican peso, and South African rand detracted from returns, as these currencies depreciated relative to the U.S. dollar.

10	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
I-2 - PIUHX	Class C - PIPCX
I-3 - PISNX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Treasury Obligations	53.6%

Asset-Backed Securities	14.7%

Corporate Bonds & Notes	11.1%

Non-Agency Mortgage-Backed Securities	7.4%

Short-Term Instruments‡	7.2%

U.S. Government Agencies	4.6%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Institutional Class	48.81%	12.24%	9.36%	9.39%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-2	48.71%	12.12%	9.25%	9.29%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-3	48.63%	12.07%	9.19%	9.23%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A	48.38%	11.81%	8.93%	8.94%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A (adjusted)	42.81%	10.96%	8.52%	8.59%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C	47.00%	10.93%	8.10%	8.14%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C (adjusted)	46.00%	10.93%	8.10%	8.14%
MSCI EAFE Hedged USD Index	37.75%	10.61%	8.37%	7.27%
Lipper International Multi-Cap Core Funds Average	47.76%	8.51%	5.07%	6.15%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.00% for the Institutional Class shares, 1.10% for I-2 shares, 1.20% for I-3 shares, 1.40% for Class A shares, and 2.15% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE USD-Hedged Index contributed to absolute returns, as the Index returned 37.75%.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-Agency residential mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Holdings of investment grade corporate credit contributed to returns, as the value of these holdings increased.

»	Exposure to U.S. Treasury Inflation-Protected Securities contributed to returns, as inflation expectations increased.

»	Short exposure to the Canadian dollar and Swiss franc detracted from performance, as these currencies appreciated relative to the U.S. dollar.

»	Long exposure to Canadian rates detracted from returns, as interest rates increased.

»

Long exposure to a basket of Emerging Market currencies, including the Brazilian real, Mexican peso, and South African rand detracted from returns, as these currencies depreciated relative to the U.S. dollar.

ANNUAL REPORT	|	MARCH 31, 2021	11

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	51.5%

U.S. Treasury Obligations	33.1%

U.S. Government Agencies	6.3%

Asset-Backed Securities	2.0%

Preferred Securities	1.9%

Non-Agency Mortgage-Backed Securities	1.8%

Municipal Bonds & Notes	1.7%

Sovereign Issues	1.2%

Loan Participations and Assignments	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	54.20%	21.48%	20.48%	16.23%
S&P 500 Index	56.35%	16.29%	13.91%	9.84%
S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR	52.84%	21.32%	21.28%	16.37%
Lipper Specialty Diversified Equity Funds Average	54.97%	17.46%	14.01%	11.17%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 1.01% for Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmarks, the S&P 500 Index consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

U.S. interest rate strategies overall including duration, curve positioning, and instrument selection contributed to performance, as underweight exposure to the long-end of the curve contributed as rates rose.

»	Out of benchmark exposure to below investment grade securities contributed to performance, as spreads narrowed.

»	Out of benchmark exposure to broader mortgage-backed securities contributed to performance, due to carry and security selection.

»	Underweight exposure to investment grade securities detracted from performance, as spreads narrowed.

12	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Short Fund

Institutional Class - PSTIX	Class A - PSSAX
I-2 - PSPLX	Class C - PSSCX
I-3 - PSNNX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	35.8%

Asset-Backed Securities	21.9%

U.S. Treasury Obligations	12.8%

Non-Agency Mortgage-Backed Securities	10.7%

U.S. Government Agencies	9.9%

Corporate Bonds & Notes	5.0%

Sovereign Issues	3.0%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® Short Fund Institutional Class	(33.47)%	(12.63)%	(11.53)%	(6.07)%
PIMCO StocksPLUS® Short Fund I-2	(33.59)%	(12.73)%	(11.63)%	(6.16)%
PIMCO StocksPLUS® Short Fund I-3	(33.54)%	(12.78)%	(11.67)%	(6.19)%
PIMCO StocksPLUS® Short Fund Class A	(33.73)%	(12.97)%	(11.86)%	(6.46)%
PIMCO StocksPLUS® Short Fund Class A (adjusted)	(36.20)%	(13.63)%	(12.21)%	(6.66)%
PIMCO StocksPLUS® Short Fund Class C	(34.29)%	(13.64)%	(12.52)%	(7.17)%
PIMCO StocksPLUS® Short Fund Class C (adjusted)	(34.92)%	(13.64)%	(12.52)%	(7.17)%
S&P 500 Index	56.35%	16.29%	13.91%	10.39%
Inverse of S&P 500 Index	(38.92)%	(16.06)%	(13.95)%	(11.33)%
Lipper Dedicated Short-Bias Fund Average	(61.75)%	(30.02)%	(25.07)%	(19.16)% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 07/31/2003.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.09% for the Institutional Class shares, 1.19% for I-2 shares, 1.29% for I-3 shares, 1.49% for Class A shares, and 2.24% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Short Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (“S&P 500”) by investing primarily in short positions with respect to the S&P 500 or specific S&P 500 securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the S&P 500 on a daily basis, subject to certain limitations. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s inverse exposure to equity index derivatives linked to the S&P 500 Index detracted from absolute returns, as the inverse S&P 500 index returned -38.92%.

»	The Funds bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-Agency residential mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Exposure to U.S. Treasury Inflation-Protected Securities contributed to returns, as inflation expectations increased.

»	Holdings of Investment grade corporate credit contributed to returns, as the value of these holdings increased.

»	Short exposure to the Canadian dollar and Swiss franc detracted from performance, as these currencies appreciated relative to the U.S. dollar.

»

Long exposure to a basket of Emerging Market currencies, including the Brazilian real, Mexican peso, and South African rand detracted from returns, as these currencies depreciated relative to the U.S. dollar.

»	Long exposure to Canadian rates detracted from returns, as interest rates increased.

ANNUAL REPORT	|	MARCH 31, 2021	13

PIMCO StocksPLUS® Small Fund

Institutional Class - PSCSX	Administrative Class - PCKTX
I-2 - PCKPX	Class A - PCKAX
I-3 - PSNSX	Class C - PCKCX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	41.9%

U.S. Treasury Obligations	22.8%

Asset-Backed Securities	10.0%

Corporate Bonds & Notes	8.7%

Non-Agency Mortgage-Backed Securities	6.6%

Sovereign Issues	5.1%

U.S. Government Agencies	3.7%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (03/31/06)
PIMCO StocksPLUS® Small Fund Institutional Class	105.22%	17.76%	12.98%	11.93%
PIMCO StocksPLUS® Small Fund I-2	104.97%	17.64%	12.87%	11.81%
PIMCO StocksPLUS® Small Fund I-3	104.86%	17.57%	12.81%	11.76%
PIMCO StocksPLUS® Small Fund Administrative Class	104.72%	17.45%	12.71%	11.66%
PIMCO StocksPLUS® Small Fund Class A	104.21%	17.29%	12.53%	11.52%
PIMCO StocksPLUS® Small Fund Class A (adjusted)	96.55%	16.40%	12.10%	11.23%
PIMCO StocksPLUS® Small Fund Class C	102.78%	16.41%	11.69%	10.65%
PIMCO StocksPLUS® Small Fund Class C (adjusted)	101.78%	16.41%	11.69%	10.65%
Russell 2000® Index	94.84%	16.35%	11.68%	8.83%
Lipper Small-Cap Core Funds Average	89.09%	12.95%	10.13%	8.00%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.75% for the Institutional Class shares, 0.85% for I-2 shares, 0.95% for I-3 shares, 1.00% for Administrative Class shares, 1.15% for Class A shares, and 1.90% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Small Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the Russell 2000 Index contributed to absolute returns, as the Index returned 94.84%.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-Agency residential mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Holdings of investment grade corporate credit contributed to returns, as the value of these holdings increased.

»	Exposure to U.S. Treasury Inflation-Protected Securities contributed to returns, as inflation expectations increased.

»	Short exposure to the Canadian dollar and Swiss franc detracted from performance, as these currencies appreciated relative to the U.S. dollar.

»	Long exposure to Canadian rates detracted from returns, as interest rates increased.

»

Long exposure to a basket of emerging market currencies, including the Brazilian real, Mexican peso, and South African rand detracted from returns, as these currencies depreciated relative to the U.S. dollar.

14	PIMCO STOCKSPLUS® FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$1,191.10	$2.79	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	1,191.20	3.33	1,000.00	1,021.89	3.07	0.61
I-3	1,000.00	1,191.50	3.61	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	1,189.30	4.15	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	1,188.30	4.96	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,186.70	7.69	1,000.00	1,017.90	7.09	1.41
Class R	1,000.00	1,187.70	6.33	1,000.00	1,019.15	5.84	1.16

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$1,206.20	$3.58	$1,000.00	$1,021.69	$3.28	0.65%
I-2	1,000.00	1,205.30	4.12	1,000.00	1,021.19	3.78	0.75
I-3	1,000.00	1,204.70	4.40	1,000.00	1,020.94	4.03	0.80
Class A	1,000.00	1,204.10	5.77	1,000.00	1,019.70	5.29	1.05
Class C	1,000.00	1,198.60	9.87	1,000.00	1,015.96	9.05	1.80

ANNUAL REPORT	|	MARCH 31, 2021	15

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class	$1,000.00	$1,209.60	$3.58	$1,000.00	$1,021.69	$3.28	0.65%
I-2	1,000.00	1,209.20	4.13	1,000.00	1,021.19	3.78	0.75
I-3	1,000.00	1,207.80	4.40	1,000.00	1,020.94	4.03	0.80
Class A	1,000.00	1,208.50	5.78	1,000.00	1,019.70	5.29	1.05
Class C	1,000.00	1,202.00	9.88	1,000.00	1,015.96	9.05	1.80

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,221.10	$4.26	$1,000.00	$1,021.09	$3.88	0.77%
I-2	1,000.00	1,219.40	4.81	1,000.00	1,020.59	4.38	0.87
I-3	1,000.00	1,220.00	5.09	1,000.00	1,020.34	4.63	0.92
Class A	1,000.00	1,217.80	6.47	1,000.00	1,019.10	5.89	1.17
Class C	1,000.00	1,212.90	10.59	1,000.00	1,015.36	9.65	1.92

PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$1,095.20	$3.19	$1,000.00	$1,021.89	$3.07	0.61%

PIMCO StocksPLUS® Short Fund
Institutional Class	$1,000.00	$851.10	$3.23	$1,000.00	$1,021.44	$3.53	0.70%
I-2	1,000.00	850.30	3.69	1,000.00	1,020.94	4.03	0.80
I-3	1,000.00	850.50	3.92	1,000.00	1,020.69	4.28	0.85
Class A	1,000.00	850.50	5.07	1,000.00	1,019.45	5.54	1.10
Class C	1,000.00	847.00	8.52	1,000.00	1,015.71	9.30	1.85

PIMCO StocksPLUS® Small Fund
Institutional Class	$1,000.00	$1,495.50	$4.36	$1,000.00	$1,021.44	$3.53	0.70%
I-2	1,000.00	1,495.70	4.98	1,000.00	1,020.94	4.03	0.80
I-3	1,000.00	1,494.70	5.29	1,000.00	1,020.69	4.28	0.85
Administrative Class	1,000.00	1,494.50	5.91	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	1,492.40	6.84	1,000.00	1,019.45	5.54	1.10
Class C	1,000.00	1,487.50	11.47	1,000.00	1,015.71	9.30	1.85

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO STOCKSPLUS® FUNDS

Benchmark Descriptions

Index*	Benchmark Description

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

MSCI EAFE Hedged USD Index	MSCI EAFE Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index and is considered to be representative of the small cap market in general.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR	S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Barclays Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in ‘ Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Fund
Institutional Class

03/31/2021	$8.02	$0.05	$4.71	$4.76	$(0.46)	$(0.12)	$0.00	$(0.58)

03/31/2020	10.19	0.23	(0.92)	(0.69)	(0.57)	(0.91)	0.00	(1.48)

03/31/2019	11.23	0.25	0.64	0.89	(0.30)	(1.63)	0.00	(1.93)

03/31/2018	10.03	0.14	1.25	1.39	(0.19)	0.00	0.00	(0.19)

03/31/2017	8.55	0.13	1.46	1.59	(0.11)	0.00	0.00	(0.11)
I-2

03/31/2021	7.99	0.05	4.69	4.74	(0.45)	(0.12)	0.00	(0.57)

03/31/2020	10.16	0.22	(0.92)	(0.70)	(0.56)	(0.91)	0.00	(1.47)

03/31/2019	11.20	0.24	0.63	0.87	(0.28)	(1.63)	0.00	(1.91)

03/31/2018	10.01	0.14	1.23	1.37	(0.18)	0.00	0.00	(0.18)

03/31/2017	8.53	0.13	1.45	1.58	(0.10)	0.00	0.00	(0.10)
I-3

03/31/2021	7.98	0.03	4.70	4.73	(0.45)	(0.12)	0.00	(0.57)

03/31/2020	10.14	0.19	(0.89)	(0.70)	(0.55)	(0.91)	0.00	(1.46)

04/27/2018 - 03/31/2019	11.34	0.21	0.51	0.72	(0.29)	(1.63)	0.00	(1.92)
Administrative Class

03/31/2021	7.33	0.04	4.27	4.31	(0.43)	(0.12)	0.00	(0.55)

03/31/2020	9.42	0.19	(0.82)	(0.63)	(0.55)	(0.91)	0.00	(1.46)

03/31/2019	10.54	0.21	0.57	0.78	(0.27)	(1.63)	0.00	(1.90)

03/31/2018	9.42	0.11	1.17	1.28	(0.16)	0.00	0.00	(0.16)

03/31/2017	8.04	0.11	1.36	1.47	(0.09)	0.00	0.00	(0.09)
Class A

03/31/2021	7.23	0.01	4.23	4.24	(0.43)	(0.12)	0.00	(0.55)

03/31/2020	9.32	0.17	(0.82)	(0.65)	(0.53)	(0.91)	0.00	(1.44)

03/31/2019	10.44	0.19	0.58	0.77	(0.26)	(1.63)	0.00	(1.89)

03/31/2018	9.34	0.09	1.16	1.25	(0.15)	0.00	0.00	(0.15)

03/31/2017	7.97	0.09	1.36	1.45	(0.08)	0.00	0.00	(0.08)
Class C

03/31/2021	6.71	(0.03)	3.91	3.88	(0.38)	(0.12)	0.00	(0.50)

03/31/2020	8.74	0.12	(0.74)	(0.62)	(0.50)	(0.91)	0.00	(1.41)

03/31/2019	9.92	0.13	0.54	0.67	(0.22)	(1.63)	0.00	(1.85)

03/31/2018	8.88	0.04	1.11	1.15	(0.11)	0.00	0.00	(0.11)

03/31/2017	7.59	0.05	1.28	1.33	(0.04)	0.00	0.00	(0.04)
Class R

03/31/2021	7.52	(0.01)	4.39	4.38	(0.40)	(0.12)	0.00	(0.52)

03/31/2020	9.64	0.15	(0.85)	(0.70)	(0.51)	(0.91)	0.00	(1.42)

03/31/2019	10.74	0.17	0.60	0.77	(0.24)	(1.63)	0.00	(1.87)

03/31/2018	9.60	0.07	1.20	1.27	(0.13)	0.00	0.00	(0.13)

03/31/2017	8.20	0.07	1.39	1.46	(0.06)	0.00	0.00	(0.06)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class

03/31/2021	$8.35	$0.13	$5.28	$5.41	$(0.61)	$(0.12)	$0.00	$(0.73)

03/31/2020	10.34	0.26	(1.29)	(1.03)	(0.58)	(0.28)	(0.10)	(0.96)

03/31/2019	10.62	0.25	0.59	0.84	(0.22)	(0.90)	0.00	(1.12)

03/31/2018	10.92	0.20	1.39	1.59	(0.30)	(1.59)	0.00	(1.89)

03/31/2017	8.97	0.24	1.78	2.02	(0.07)	0.00	0.00	(0.07)
I-2

03/31/2021	8.23	0.12	5.19	5.31	(0.60)	(0.12)	0.00	(0.72)

03/31/2020	10.20	0.24	(1.26)	(1.02)	(0.57)	(0.28)	(0.10)	(0.95)

03/31/2019	10.49	0.24	0.58	0.82	(0.21)	(0.90)	0.00	(1.11)

03/31/2018	10.81	0.19	1.37	1.56	(0.29)	(1.59)	0.00	(1.88)

03/31/2017	8.89	0.22	1.76	1.98	(0.06)	0.00	0.00	(0.06)

18	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.20	60.21%	$852,795	0.51%	0.51%	0.50%	0.50%	0.43%	211%

8.02	(9.13)	316,818	0.56	0.56	0.50	0.50	2.22	223

10.19	9.22	331,519	0.58	0.58	0.50	0.50	2.27	281

11.23	13.85	364,772	0.57	0.57	0.50	0.50	1.32	329

10.03	18.63	400,770	0.56	0.56	0.50	0.50	1.46	132

12.16	60.16	84,275	0.61	0.61	0.60	0.60	0.43	211

7.99	(9.25)	61,521	0.66	0.66	0.60	0.60	2.10	223

10.16	9.10	51,608	0.68	0.68	0.60	0.60	2.15	281

11.20	13.70	67,331	0.67	0.67	0.60	0.60	1.25	329

10.01	18.62	34,538	0.66	0.66	0.60	0.60	1.36	132

12.14	60.07	11,837	0.66	0.71	0.65	0.70	0.32	211

7.98	(9.26)	5,329	0.71	0.76	0.65	0.70	1.86	223

10.14	7.68	160	0.73 *	0.78 *	0.65 *	0.70 *	2.27 *	281

11.09	59.64	2,831	0.76	0.76	0.75	0.75	0.37	211

7.33	(9.22)	8,565	0.81	0.81	0.75	0.75	1.98	223

9.42	8.82	9,627	0.83	0.83	0.75	0.75	2.02	281

10.54	13.62	9,170	0.82	0.82	0.75	0.75	1.06	329

9.42	18.38	13,094	0.81	0.81	0.75	0.75	1.20	132

10.92	59.48	390,280	0.91	0.91	0.90	0.90	0.10	211

7.23	(9.44)	233,050	0.96	0.96	0.90	0.90	1.84	223

9.32	8.76	278,434	0.98	0.98	0.90	0.90	1.87	281

10.44	13.42	275,970	0.97	0.97	0.90	0.90	0.93	329

9.34	18.21	192,649	0.96	0.96	0.90	0.90	1.06	132

10.09	58.72	82,416	1.41	1.41	1.40	1.40	(0.36)	211

6.71	(9.79)	81,519	1.46	1.46	1.40	1.40	1.35	223

8.74	8.14	106,370	1.48	1.48	1.40	1.40	1.37	281

9.92	12.92	110,665	1.47	1.47	1.40	1.40	0.42	329

8.88	17.55	148,261	1.46	1.46	1.40	1.40	0.56	132

11.38	59.07	51,526	1.16	1.16	1.15	1.15	(0.15)	211

7.52	(9.64)	31,657	1.21	1.21	1.15	1.15	1.55	223

9.64	8.48	26,612	1.23	1.23	1.15	1.15	1.64	281

10.74	13.20	18,972	1.22	1.22	1.15	1.15	0.68	329

9.60	17.80	16,788	1.21	1.21	1.15	1.15	0.80	132

$13.03	65.92%	$1,085,516	0.65%	0.65%	0.64%	0.64%	1.19%	363%

8.35	(11.50)	881,492	0.72	0.72	0.64	0.64	2.46	438

10.34	8.66	924,639	0.73	0.73	0.64	0.64	2.32	412

10.62	14.53	754,379	0.71	0.71	0.64	0.64	1.80	190

10.92	22.49	577,528	0.68	0.68	0.64	0.64	2.41	339

12.82	65.66	396,293	0.75	0.75	0.74	0.74	1.07	363

8.23	(11.54)	212,277	0.82	0.82	0.74	0.74	2.32	438

10.20	8.57	181,167	0.83	0.83	0.74	0.74	2.24	412

10.49	14.41	189,151	0.81	0.81	0.74	0.74	1.70	190

10.81	22.33	117,890	0.78	0.78	0.74	0.74	2.18	339

ANNUAL REPORT	|	MARCH 31, 2021	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Absolute Return Fund (Cont.)
I-3

03/31/2021	$8.22	$0.12	$5.18	$5.30	$(0.58)	$(0.12)	$0.00	$(0.70)

03/31/2020	10.19	0.24	(1.26)	(1.02)	(0.57)	(0.28)	(0.10)	(0.95)

04/27/2018 - 03/31/2019	10.64	0.21	0.46	0.67	(0.22)	(0.90)	0.00	(1.12)
Class A

03/31/2021	8.18	0.09	5.16	5.25	(0.57)	(0.12)	0.00	(0.69)

03/31/2020	10.14	0.22	(1.26)	(1.04)	(0.54)	(0.28)	(0.10)	(0.92)

03/31/2019	10.44	0.20	0.58	0.78	(0.18)	(0.90)	0.00	(1.08)

03/31/2018	10.77	0.16	1.36	1.52	(0.26)	(1.59)	0.00	(1.85)

03/31/2017	8.86	0.20	1.75	1.95	(0.04)	0.00	0.00	(0.04)
Class C

03/31/2021	7.29	0.00	4.58	4.58	(0.50)	(0.12)	0.00	(0.62)

03/31/2020	9.14	0.12	(1.11)	(0.99)	(0.48)	(0.28)	(0.10)	(0.86)

03/31/2019	9.52	0.11	0.53	0.64	(0.12)	(0.90)	0.00	(1.02)

03/31/2018	9.98	0.07	1.26	1.33	(0.20)	(1.59)	0.00	(1.79)

03/31/2017	8.27	0.11	1.63	1.74	(0.03)	0.00	0.00	(0.03)

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class

03/31/2021	$4.51	$0.08	$2.26	$2.34	$(0.04)	$0.00	$0.00	$(0.04)

03/31/2020	5.60	0.13	(1.11)	(0.98)	(0.11)	0.00	0.00	(0.11)

03/31/2019	6.77	0.15	(0.49)	(0.34)	(0.24)	(0.59)	0.00	(0.83)

03/31/2018	6.27	0.12	0.85	0.97	(0.38)	(0.09)	0.00	(0.47)

03/31/2017	5.37	0.14	0.76	0.90	0.00	0.00	0.00	0.00
I-2

03/31/2021	4.52	0.08	2.26	2.34	(0.04)	0.00	0.00	(0.04)

03/31/2020	5.61	0.13	(1.12)	(0.99)	(0.10)	0.00	0.00	(0.10)

03/31/2019	6.79	0.15	(0.50)	(0.35)	(0.24)	(0.59)	0.00	(0.83)

03/31/2018	6.30	0.12	0.83	0.95	(0.37)	(0.09)	0.00	(0.46)

03/31/2017	5.39	0.14	0.77	0.91	0.00	0.00	0.00	0.00
I-3

03/31/2021	4.51	0.08	2.25	2.33	(0.04)	0.00	0.00	(0.04)

03/31/2020	5.60	0.13	(1.12)	(0.99)	(0.10)	0.00	0.00	(0.10)

04/27/2018 - 03/31/2019	6.96	0.13	(0.66)	(0.53)	(0.24)	(0.59)	0.00	(0.83)
Class A

03/31/2021	4.36	0.06	2.17	2.23	(0.04)	0.00	0.00	(0.04)

03/31/2020	5.41	0.11	(1.07)	(0.96)	(0.09)	0.00	0.00	(0.09)

03/31/2019	6.58	0.13	(0.48)	(0.35)	(0.23)	(0.59)	0.00	(0.82)

03/31/2018	6.11	0.09	0.83	0.92	(0.36)	(0.09)	0.00	(0.45)

03/31/2017	5.25	0.12	0.74	0.86	0.00	0.00	0.00	0.00
Class C

03/31/2021	4.11	0.02	2.03	2.05	(0.03)	0.00	0.00	(0.03)

03/31/2020	5.11	0.07	(1.01)	(0.94)	(0.06)	0.00	0.00	(0.06)

03/31/2019	6.28	0.08	(0.47)	(0.39)	(0.19)	(0.59)	0.00	(0.78)

03/31/2018	5.86	0.04	0.79	0.83	(0.32)	(0.09)	0.00	(0.41)

03/31/2017	5.07	0.07	0.72	0.79	0.00	0.00	0.00	0.00

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class

03/31/2021	$5.90	$0.14	$2.74	$2.88	$0.00	$0.00	$0.00	$0.00

03/31/2020	7.75	0.18	(1.20)	(1.02)	(0.63)	(0.20)	0.00	(0.83)

03/31/2019	8.14	0.18	0.20	0.38	(0.31)	(0.46)	0.00	(0.77)

03/31/2018	8.08	0.14	0.48	0.62	(0.56)	0.00	0.00	(0.56)

03/31/2017	6.62	0.20	1.40	1.60	(0.14)	0.00	0.00	(0.14)

20	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.82	65.57%	$11,887	0.80%	0.85%	0.79%	0.84%	1.19%	363%

8.22	(11.60)	57,739	0.87	0.92	0.79	0.84	2.30	438

10.19	7.01	62,185	0.88 *	0.93 *	0.79 *	0.84 *	2.17 *	412

12.74	65.28	611,691	1.05	1.05	1.04	1.04	0.78	363

8.18	(11.78)	387,335	1.12	1.12	1.04	1.04	2.07	438

10.14	8.20	505,655	1.13	1.13	1.04	1.04	1.93	412

10.44	14.06	539,367	1.11	1.11	1.04	1.04	1.42	190

10.77	22.04	282,429	1.08	1.08	1.04	1.04	2.01	339

11.25	63.90	136,038	1.80	1.80	1.79	1.79	0.04	363

7.29	(12.45)	132,958	1.87	1.87	1.79	1.79	1.34	438

9.14	7.47	182,497	1.88	1.88	1.79	1.79	1.18	412

9.52	13.21	181,762	1.86	1.86	1.79	1.79	0.64	190

9.98	21.02	175,608	1.83	1.83	1.79	1.79	1.26	339

$6.81	52.09%	$326,828	0.65%	0.65%	0.64%	0.64%	1.38%	369%

4.51	(17.98)	542,871	1.02	1.02	0.64	0.64	2.41	475

5.60	(4.28)	233,401	0.73	0.73	0.64	0.64	2.48	325

6.77	15.47	1,681,740	0.72	0.72	0.64	0.64	1.77	130

6.27	16.76	1,362,934	0.68	0.68	0.64	0.64	2.47	278

6.82	51.91	23,112	0.75	0.75	0.74	0.74	1.34	369

4.52	(17.99)	36,115	1.12	1.12	0.74	0.74	2.35	475

5.61	(4.49)	48,605	0.83	0.83	0.74	0.74	2.48	325

6.79	15.16	60,891	0.82	0.82	0.74	0.74	1.68	130

6.30	16.88	32,884	0.78	0.78	0.74	0.74	2.39	278

6.80	51.84	3,027	0.80	0.85	0.79	0.84	1.35	369

4.51	(18.03)	522	1.17	1.22	0.79	0.84	2.28	475

5.60	(6.93)	238	0.88 *	0.93 *	0.79 *	0.84 *	2.45 *	325

6.55	51.27	47,442	1.05	1.05	1.04	1.04	1.07	369

4.36	(18.08)	35,269	1.42	1.42	1.04	1.04	2.04	475

5.41	(4.71)	45,984	1.13	1.13	1.04	1.04	2.17	325

6.58	14.99	63,204	1.12	1.12	1.04	1.04	1.42	130

6.11	16.38	18,124	1.08	1.08	1.04	1.04	2.15	278

6.13	50.07	3,830	1.80	1.80	1.79	1.79	0.32	369

4.11	(18.62)	4,434	2.17	2.17	1.79	1.79	1.32	475

5.11	(5.50)	8,948	1.88	1.88	1.79	1.79	1.41	325

6.28	14.08	13,422	1.87	1.87	1.79	1.79	0.63	130

5.86	15.58	7,812	1.83	1.83	1.79	1.79	1.37	278

$8.78	48.81%	$1,120,187	0.78%	0.78%	0.75%	0.75%	1.92%	288%

5.90	(14.98)	1,403,103	1.00	1.00	0.75	0.75	2.29	426

7.75	5.08	1,740,379	0.87	0.87	0.75	0.75	2.25	301

8.14	7.71	1,777,214	0.84	0.84	0.75	0.75	1.71	130

8.08	24.42	1,548,785	0.81	0.81	0.75	0.75	2.72	256

ANNUAL REPORT	|	MARCH 31, 2021	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)
I-2

03/31/2021	$5.83	$0.13	$2.71	$2.84	$0.00	$0.00	$0.00	$0.00

03/31/2020	7.67	0.17	(1.19)	(1.02)	(0.62)	(0.20)	0.00	(0.82)

03/31/2019	8.07	0.17	0.20	0.37	(0.31)	(0.46)	0.00	(0.77)

03/31/2018	8.02	0.13	0.47	0.60	(0.55)	0.00	0.00	(0.55)

03/31/2017	6.57	0.19	1.40	1.59	(0.14)	0.00	0.00	(0.14)
I-3

03/31/2021	5.82	0.12	2.71	2.83	0.00	0.00	0.00	0.00

03/31/2020	7.66	0.16	(1.18)	(1.02)	(0.62)	(0.20)	0.00	(0.82)

04/27/2018 - 03/31/2019	8.45	0.15	(0.16)	(0.01)	(0.32)	(0.46)	0.00	(0.78)
Class A

03/31/2021	5.54	0.10	2.58	2.68	0.00	0.00	0.00	0.00

03/31/2020	7.33	0.14	(1.13)	(0.99)	(0.60)	(0.20)	0.00	(0.80)

03/31/2019	7.75	0.14	0.18	0.32	(0.28)	(0.46)	0.00	(0.74)

03/31/2018	7.72	0.11	0.46	0.57	(0.54)	0.00	0.00	(0.54)

03/31/2017	6.33	0.16	1.35	1.51	(0.12)	0.00	0.00	(0.12)
Class C

03/31/2021	5.00	0.05	2.30	2.35	0.00	0.00	0.00	0.00

03/31/2020	6.69	0.08	(1.01)	(0.93)	(0.56)	(0.20)	0.00	(0.76)

03/31/2019	7.14	0.08	0.17	0.25	(0.24)	(0.46)	0.00	(0.70)

03/31/2018	7.18	0.04	0.42	0.46	(0.50)	0.00	0.00	(0.50)

03/31/2017	5.90	0.10	1.25	1.35	(0.07)	0.00	0.00	(0.07)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class

03/31/2021	$6.28	$0.23	$3.14	$3.37	$(1.04)	$(0.46)	$0.00	$(1.50)

03/31/2020	6.75	0.23	0.37	0.60	(0.62)	(0.36)	(0.09)	(1.07)

03/31/2019	6.86	0.26	0.47	0.73	(0.64)	(0.20)	0.00	(0.84)

03/31/2018	7.32	0.28	1.08	1.36	(0.53)	(1.29)	0.00	(1.82)

03/31/2017	6.79	0.27	1.03	1.30	(0.29)	(0.48)	0.00	(0.77)

PIMCO StocksPLUS® Short Fund
Institutional Class

03/31/2021~	$15.52	$0.42	$(5.54)	$(5.12)	$(0.50)	$0.00	$(0.08)	$(0.58)

03/31/2020~	15.52	0.52	(0.50)	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2019~	16.94	0.50	(1.62)	(1.12)	(0.30)	0.00	0.00	(0.30)

03/31/2018~	19.08	0.44	(2.24)	(1.80)	(0.34)	0.00	0.00	(0.34)

03/31/2017~	21.10	0.60	(2.62)	(2.02)	0.00	0.00	0.00	0.00
I-2

03/31/2021~	15.50	0.42	(5.55)	(5.13)	(0.49)	0.00	(0.08)	(0.57)

03/31/2020~	15.48	0.50	(0.48)	0.02	0.00	0.00	0.00	0.00

03/31/2019~	16.90	0.48	(1.60)	(1.12)	(0.30)	0.00	0.00	(0.30)

03/31/2018~	19.06	0.42	(2.26)	(1.84)	(0.32)	0.00	0.00	(0.32)

03/31/2017~	21.10	0.58	(2.62)	(2.04)	0.00	0.00	0.00	0.00
I-3

03/31/2021~	15.44	0.42	(5.52)	(5.10)	(0.49)	0.00	(0.08)	(0.57)

03/31/2020~	15.46	0.48	(0.48)	0.00	(0.02)	0.00	0.00	(0.02)

04/27/2018 - 03/31/2019~	16.76	0.44	(1.44)	(1.00)	(0.30)	0.00	0.00	(0.30)
Class A

03/31/2021~	14.98	0.37	(5.35)	(4.98)	(0.46)	0.00	(0.08)	(0.54)

03/31/2020~	15.00	0.44	(0.46)	(0.02)	0.00	0.00	0.00	(0.00)

03/31/2019~	16.40	0.42	(1.56)	(1.14)	(0.26)	0.00	0.00	(0.26)

03/31/2018~	18.50	0.36	(2.18)	(1.82)	(0.28)	0.00	0.00	(0.28)

03/31/2017~	20.54	0.52	(2.56)	(2.04)	0.00	0.00	0.00	0.00

22	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.67	48.71%	$601,962	0.88%	0.88%	0.85%	0.85%	1.81%	288%

5.83	(15.08)	626,849	1.10	1.10	0.85	0.85	2.17	426

7.67	4.91	597,904	0.97	0.97	0.85	0.85	2.15	301

8.07	7.57	541,980	0.94	0.94	0.85	0.85	1.62	130

8.02	24.33	371,289	0.91	0.91	0.85	0.85	2.63	256

8.65	48.63	11,852	0.93	0.98	0.90	0.95	1.75	288

5.82	(15.13)	30,504	1.15	1.20	0.90	0.95	2.07	426

7.66	0.25	25,315	1.02 *	1.07 *	0.90 *	0.95 *	2.09 *	301

8.22	48.38	351,950	1.18	1.18	1.15	1.15	1.51	288

5.54	(15.36)	302,069	1.40	1.40	1.15	1.15	1.89	426

7.33	4.55	473,310	1.27	1.27	1.15	1.15	1.85	301

7.75	7.38	551,924	1.24	1.24	1.15	1.15	1.33	130

7.72	23.95	310,915	1.21	1.21	1.15	1.15	2.36	256

7.35	47.00	75,127	1.93	1.93	1.90	1.90	0.76	288

5.00	(15.91)	82,954	2.15	2.15	1.90	1.90	1.16	426

6.69	3.82	126,949	2.02	2.02	1.90	1.90	1.11	301

7.14	6.41	154,331	1.99	1.99	1.90	1.90	0.56	130

7.18	23.00	153,871	1.96	1.96	1.90	1.90	1.62	256

$8.15	54.20%	$816,276	0.61%	0.61%	0.59%	0.59%	2.75%	104%

6.28	7.23	660,011	1.01	1.01	0.59	0.59	3.12	197

6.75	13.00	490,363	1.11	1.11	0.59	0.59	3.90	144

6.86	17.80	565,336	0.85	0.85	0.59	0.59	3.64	134

7.32	20.19	596,979	0.64	0.64	0.59	0.59	3.66	141

$9.82	(33.47)%	$270,743	0.72%	0.72%	0.64%	0.64%	3.52%	206%

15.52	0.16	694,979	1.09	1.09	0.64	0.64	3.56	382

15.52	(6.71)	1,448,810	0.77	0.77	0.64	0.64	3.12	325

16.94	(9.46)	1,993,725	0.66	0.66	0.64	0.64	2.51	131

19.08	(9.57)	1,862,164	0.67	0.67	0.64	0.64	2.90	237

9.80	(33.59)	52,490	0.82	0.82	0.74	0.74	3.48	206

15.50	0.18	150,204	1.19	1.19	0.74	0.74	3.45	382

15.48	(6.76)	64,487	0.87	0.87	0.74	0.74	2.95	325

16.90	(9.68)	76,532	0.76	0.76	0.74	0.74	2.40	131

19.06	(9.67)	59,992	0.77	0.77	0.74	0.74	2.84	237

9.77	(33.54)	4,347	0.87	0.92	0.79	0.84	3.61	206

15.44	0.04	7,629	1.24	1.29	0.79	0.84	3.32	382

15.46	(6.09)	1,556	0.92 *	0.97 *	0.79 *	0.84 *	2.91 *	325

9.46	(33.73)	27,958	1.12	1.12	1.04	1.04	3.23	206

14.98	(0.13)	48,840	1.49	1.49	1.04	1.04	3.14	382

15.00	(7.02)	41,707	1.17	1.17	1.04	1.04	2.67	325

16.40	(9.92)	47,017	1.06	1.06	1.04	1.04	2.13	131

18.50	(9.93)	33,072	1.07	1.07	1.04	1.04	2.61	237

ANNUAL REPORT	|	MARCH 31, 2021	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Short Fund (Cont.)
Class C

03/31/2021~	$14.18	$0.27	$(5.05)	$(4.78)	$(0.40)	$0.00	$(0.07)	$(0.47)

03/31/2020~	14.32	0.32	(0.46)	(0.14)	0.00	0.00	0.00	(0.00)

03/31/2019~	15.70	0.30	(1.52)	(1.22)	(0.16)	0.00	0.00	(0.16)

03/31/2018~	17.72	0.22	(2.08)	(1.86)	(0.16)	0.00	0.00	(0.16)

03/31/2017~	19.84	0.34	(2.46)	(2.12)	0.00	0.00	0.00	0.00

PIMCO StocksPLUS® Small Fund
Institutional Class

03/31/2021	$6.47	$0.11	$6.50	$6.61	$(1.19)	$0.00	$0.00	$(1.19)

03/31/2020	9.51	0.25	(2.73)	(2.48)	(0.26)	(0.28)	(0.02)	(0.56)

03/31/2019	10.49	0.25	(0.15)	0.10	(0.25)	(0.83)	0.00	(1.08)

03/31/2018	9.87	0.19	1.09	1.28	(0.44)	(0.22)	0.00	(0.66)

03/31/2017	7.66	0.21	2.32	2.53	(0.32)	0.00	0.00	(0.32)
I-2

03/31/2021	6.41	0.10	6.44	6.54	(1.19)	0.00	0.00	(1.19)

03/31/2020	9.42	0.23	(2.69)	(2.46)	(0.25)	(0.28)	(0.02)	(0.55)

03/31/2019	10.41	0.23	(0.15)	0.08	(0.24)	(0.83)	0.00	(1.07)

03/31/2018	9.80	0.17	1.09	1.26	(0.43)	(0.22)	0.00	(0.65)

03/31/2017	7.61	0.20	2.31	2.51	(0.32)	0.00	0.00	(0.32)
I-3

03/31/2021	6.40	0.10	6.42	6.52	(1.18)	0.00	0.00	(1.18)

03/31/2020	9.41	0.22	(2.68)	(2.46)	(0.25)	(0.28)	(0.02)	(0.55)

04/27/2018 - 03/31/2019	10.63	0.21	(0.35)	(0.14)	(0.25)	(0.83)	0.00	(1.08)
Administrative Class

03/31/2021	6.46	0.09	6.49	6.58	(1.17)	0.00	0.00	(1.17)

03/31/2020	9.50	0.21	(2.71)	(2.50)	(0.24)	(0.28)	(0.02)	(0.54)

03/31/2019	10.49	0.22	(0.16)	0.06	(0.22)	(0.83)	0.00	(1.05)

03/31/2018	9.86	0.16	1.10	1.26	(0.41)	(0.22)	0.00	(0.63)

03/31/2017	7.64	0.21	2.29	2.50	(0.28)	0.00	0.00	(0.28)
Class A

03/31/2021	6.30	0.07	6.33	6.40	(1.16)	0.00	0.00	(1.16)

03/31/2020	9.28	0.21	(2.67)	(2.46)	(0.22)	(0.28)	(0.02)	(0.52)

03/31/2019	10.27	0.20	(0.15)	0.05	(0.21)	(0.83)	0.00	(1.04)

03/31/2018	9.67	0.14	1.08	1.22	(0.40)	(0.22)	0.00	(0.62)

03/31/2017	7.52	0.18	2.27	2.45	(0.30)	0.00	0.00	(0.30)
Class C

03/31/2021	5.73	0.00	5.72	5.72	(1.10)	0.00	0.00	(1.10)

03/31/2020	8.48	0.13	(2.41)	(2.28)	(0.17)	(0.28)	(0.02)	(0.47)

03/31/2019	9.49	0.11	(0.14)	(0.03)	(0.15)	(0.83)	0.00	(0.98)

03/31/2018	8.99	0.06	1.00	1.06	(0.34)	(0.22)	0.00	(0.56)

03/31/2017	7.02	0.10	2.12	2.22	(0.25)	0.00	0.00	(0.25)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for two reverse share split, effective March 26, 2021, has been retroactively applied. See Note 14 in the Notes to Financial Statements
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

24	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.93	(34.20)%	$5,897	1.87%	1.87%	1.79%	1.79%	2.52%	206%

14.18	(0.98)	9,558	2.24	2.24	1.79	1.79	2.42	382

14.32	(7.77)	6,721	1.92	1.92	1.79	1.79	1.96	325

15.70	(10.51)	8,246	1.81	1.81	1.79	1.79	1.34	131

17.72	(10.69)	11,825	1.82	1.82	1.79	1.79	1.79	237

$11.89	105.22%	$1,181,348	0.70%	0.70%	0.69%	0.69%	1.18%	339%

6.47	(27.82)	678,711	0.75	0.75	0.69	0.69	2.63	454

9.51	1.42	678,295	0.83	0.83	0.69	0.69	2.35	436

10.49	13.12	630,363	0.79	0.79	0.69	0.69	1.79	136

9.87	33.24	377,433	0.74	0.74	0.69	0.69	2.38	383

11.76	104.97	321,158	0.80	0.80	0.79	0.79	1.06	339

6.41	(27.83)	192,747	0.85	0.85	0.79	0.79	2.52	454

9.42	1.24	217,616	0.93	0.93	0.79	0.79	2.26	436

10.41	13.02	181,517	0.89	0.89	0.79	0.79	1.68	136

9.80	33.10	112,417	0.84	0.84	0.79	0.79	2.29	383

11.74	104.86	13,355	0.85	0.90	0.84	0.89	1.02	339

6.40	(27.89)	8,140	0.90	0.95	0.84	0.89	2.43	454

9.41	(0.87)	7,922	0.98 *	1.03 *	0.84 *	0.89 *	2.28 *	436

11.87	104.72	6,029	0.95	0.95	0.94	0.94	0.98	339

6.46	(28.00)	8,702	1.00	1.00	0.94	0.94	2.29	454

9.50	1.09	8,166	1.08	1.08	0.94	0.94	2.10	436

10.49	12.95	7,811	1.04	1.04	0.94	0.94	1.50	136

9.86	32.81	7,698	0.99	0.99	0.94	0.94	2.39	383

11.54	104.53	472,314	1.10	1.10	1.09	1.09	0.76	339

6.30	(28.16)	282,255	1.15	1.15	1.09	1.09	2.26	454

9.28	0.97	512,195	1.23	1.23	1.09	1.09	1.95	436

10.27	12.77	491,851	1.19	1.19	1.09	1.09	1.39	136

9.67	32.68	261,090	1.14	1.14	1.09	1.09	2.02	383

10.35	102.78	81,026	1.85	1.85	1.84	1.84	0.03	339

5.73	(28.61)	67,632	1.90	1.90	1.84	1.84	1.52	454

8.48	0.18	114,756	1.98	1.98	1.84	1.84	1.20	436

9.49	11.90	122,868	1.94	1.94	1.84	1.84	0.61	136

8.99	31.74	122,651	1.89	1.89	1.84	1.84	1.29	383

ANNUAL REPORT	|	MARCH 31, 2021	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Assets:

Investments, at value
Investments in securities*	$1,110,854	$1,567,816	$282,116	$2,121,856	$1,035,774	$265,366	$1,469,818
Investments in Affiliates	448,641	716,723	133,026	119,621	152	128,125	659,877
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,243	6,716	743	5,075	1,409	362	10,404
Over the counter	99,263	199,657	56,737	284,077	19,898	3,510	302,438
Cash	1,624	1	833	2,157	2,370	991	276
Deposits with counterparty	3,181	4,986	2,253	7,187	2,053	1,319	6,360
Foreign currency, at value	1,872	11,026	4,345	16,576	2,220	2,621	9,854
Receivable for investments sold	11,830	23,492	3,746	26,704	8,751	10,181	49,144
Receivable for investments in Affiliates sold	0	2,400	0	0	0	0	0
Receivable for TBA investments sold	48,936	207,194	41,101	241,896	71,764	39,250	185,311
Receivable for Fund shares sold	816	2,040	204	1,993	338	154	1,185
Interest and/or dividends receivable	1,236	4,990	987	7,169	7,888	623	4,308
Dividends receivable from Affiliates	134	146	23	16	0	12	142
Reimbursement receivable from PIMCO	0	0	0	0	0	0	1
Other assets	2	12	1	10	0	4	4
Total Assets	1,731,632	2,747,199	526,115	2,834,337	1,152,617	452,518	2,699,122

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$151,363	$11,391	$0
Payable for sale-buyback transactions	0	0	0	0	76,456	0	0
Payable for short sales	3,185	22,585	7,977	42,710	7,789	9,931	16,573
Financial Derivative Instruments
Exchange-traded or centrally cleared	481	2,756	588	3,995	65	852	2,351
Over the counter	747	8,091	2,245	17,174	3,701	15,326	7,556
Payable for investments purchased	78,699	6,112	726	1,059	2,377	1	33,200
Payable for investments in Affiliates purchased	134	146	23	16	0	12	142
Payable for investments purchased on a delayed-delivery basis	0	0	705	0	0	0	1,642
Payable for TBA investments purchased	64,506	263,591	51,257	321,036	68,880	47,872	235,365
Deposits from counterparty	103,453	198,782	57,300	277,052	22,960	3,089	318,795
Payable for Fund shares redeemed	3,644	2,144	814	8,605	2,344	2,384	6,766
Accrued investment advisory fees	302	729	133	821	241	124	784
Accrued supervisory and administrative fees	376	596	95	653	165	90	546
Accrued distribution fees	36	86	2	48	0	4	54
Accrued servicing fees	109	156	11	90	0	7	118
Total Liabilities	255,672	505,774	121,876	673,259	336,341	91,083	623,892

Net Assets	$1,475,960	$2,241,425	$404,239	$2,161,078	$816,276	$361,435	$2,075,230

Net Assets Consist of:

Paid in capital	$1,201,353	$1,701,988	$304,644	$1,992,532	$623,494	$4,405,096	$1,534,455
Distributable earnings (accumulated loss)	274,607	539,437	99,595	168,546	192,782	(4,043,661)	540,775

Net Assets	$1,475,960	$2,241,425	$404,239	$2,161,078	$816,276	$361,435	$2,075,230

Cost of investments in securities	$1,099,859	$1,501,650	$268,432	$2,011,759	$1,015,176	$253,302	$1,429,546
Cost of investments in Affiliates	$448,137	$716,541	$132,982	$119,632	$151	$128,137	$659,757
Cost of foreign currency held	$2,063	$11,393	$4,376	$17,276	$2,226	$2,665	$10,268
Proceeds received on short sales	$3,224	$23,228	$8,020	$43,025	$7,842	$10,051	$16,699
Cost or premiums of financial derivative instruments, net	$6,259	$(14,502)	$(5,958)	$(8,038)	$8,498	$(5,274)	$(16,455)

* Includes repurchase agreements of:	$191,000	$109,406	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Net Assets:

Institutional Class	$852,795	$1,085,516	$326,828	$1,120,187	$816,276	$270,743	$1,181,348
I-2	84,275	396,293	23,112	601,962	N/A	52,490	321,158
I-3	11,837	11,887	3,027	11,852	N/A	4,347	13,355
Administrative Class	2,831	N/A	N/A	N/A	N/A	N/A	6,029
Class A	390,280	611,691	47,442	351,950	N/A	27,958	472,314
Class C	82,416	136,038	3,830	75,127	N/A	5,897	81,026
Class R	51,526	N/A	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	69,874	83,295	47,981	127,645	100,147	27,560	99,319
I-2	6,931	30,902	3,389	69,424	N/A	5,354	27,302

I-3	975	927	445	1,371	N/A	445	1,137

Administrative Class	255	N/A	N/A	N/A	N/A	N/A	508
Class A	35,728	48,032	7,245	42,841	N/A	2,957	40,922
Class C	8,169	12,091	625	10,215	N/A	660	7,826
Class R	4,526	N/A	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.20	$13.03	$6.81	$8.78	$8.15	$9.82	$11.89
I-2	12.16	12.82	6.82	8.67	N/A	9.80	11.76
I-3	12.14	12.82	6.80	8.65	N/A	9.77	11.74
Administrative Class	11.09	N/A	N/A	N/A	N/A	N/A	11.87
Class A	10.92	12.74	6.55	8.22	N/A	9.46	11.54
Class C	10.09	11.25	6.13	7.35	N/A	8.93	10.35
Class R	11.38	N/A	N/A	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2021	27

Statements of Operations

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Investment Income:

Interest	$9,145	$35,118	$8,512	$57,785	$29,767	$27,490	$30,566
Dividends	0	469	0	0	0	75	351
Dividends from Investments in Affiliates	1,622	4,041	586	2,857	15	45	2,287
Total Income	10,767	39,628	9,098	60,642	29,782	27,610	33,204

Expenses:

Investment advisory fees	2,741	8,396	1,736	10,148	3,095	2,531	7,779
Supervisory and administrative fees	3,519	6,768	1,208	8,045	2,122	1,814	5,359
Distribution and/or servicing fees - Administrative Class	28	N/A	N/A	N/A	N/A	N/A	29
Distribution fees - Class C	474	1,162	34	627	N/A	58	619
Distribution fees - Class R	108	N/A	N/A	N/A	N/A	N/A	N/A
Servicing fees - Class A	809	1,287	103	840	N/A	96	917
Servicing fees - Class C	237	387	12	209	N/A	19	206
Servicing fees - Class R	108	N/A	N/A	N/A	N/A	N/A	N/A
Trustee fees	6	13	2	15	5	5	10
Interest expense	59	229	46	616	197	529	223
Miscellaneous expense	0	12	5	18	2	3	3
Total Expenses	8,089	18,254	3,146	20,518	5,421	5,055	15,145
Waiver and/or Reimbursement by PIMCO	(4)	(6)	(1)	(8)	0	(3)	(5)
Net Expenses	8,085	18,248	3,145	20,510	5,421	5,052	15,140

Net Investment Income (Loss)	2,682	21,380	5,953	40,132	24,361	22,558	18,064

Net Realized Gain (Loss):

Investments in securities	5,884	27,728	6,461	54,519	10,114	62,799	22,198
Investments in Affiliates	202	809	429	175	122	70	639
Exchange-traded or centrally cleared financial derivative instruments	117,999	159,236	(1,748)	(62,094)	158,423	(144,870)	246,829
Over the counter financial derivative instruments	131,186	282,219	38,538	721	153,596	(90,634)	302,029
Short sales	151	337	(160)	(1,152)	0	499	535
Foreign currency	1,567	1,659	612	(4,075)	(303)	(470)	2,755

Net Realized Gain (Loss)	256,989	471,988	44,132	(11,906)	321,952	(172,606)	574,985

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	6,580	9,003	(373)	(136)	(67,898)	(49,486)	(8,172)
Investments in Affiliates	2,761	9,928	1,641	11,795	(51)	(13)	4,407
Exchange-traded or centrally cleared financial derivative instruments	8,823	93,145	11,925	95,878	11,765	58,749	22,936
Over the counter financial derivative instruments	202,930	443,436	138,634	767,329	59,830	(153,726)	635,120
Short sales	(144)	(261)	178	1,281	0	(449)	(479)
Foreign currency assets and liabilities	(361)	507	(10)	(6,435)	(174)	386	(573)

Net Change in Unrealized Appreciation (Depreciation)	220,589	555,758	151,995	869,712	3,472	(144,539)	653,239

Net Increase (Decrease) in Net Assets Resulting from Operations	$480,260	$1,049,126	$202,080	$897,938	$349,785	$(294,587)	$1,246,288

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO StocksPLUS® Fund		PIMCO StocksPLUS® Absolute Return Fund		PIMCO StocksPLUS® International Fund (Unhedged)

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,682	$16,884	$21,380	$46,367	$5,953	$8,029
Net realized gain (loss)	256,989	25,993	471,988	2,390	44,132	(15,296)
Net change in unrealized appreciation (depreciation)	220,589	(119,786)	555,758	(283,496)	151,995	(63,099)

Net Increase (Decrease) in Net Assets Resulting from Operations	480,260	(76,909)	1,049,126	(234,739)	202,080	(70,366)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(31,434)	(51,658)	(68,445)	(85,169)	(3,568)	(3,854)
I-2	(3,661)	(9,690)	(23,120)	(22,690)	(132)	(892)
I-3	(463)	(810)	(484)	(5,385)	(8)	(6)
Administrative Class	(560)	(1,508)	N/A	N/A	N/A	N/A
Class A	(18,639)	(43,058)	(32,202)	(37,212)	(264)	(665)
Class C	(4,965)	(15,582)	(8,952)	(14,148)	(29)	(83)
Class R	(2,281)	(4,945)	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	(10,302)	0	0
I-2	0	0	0	(2,654)	0	0
I-3	0	0	0	(658)	0	0
Administrative Class	0	0	N/A	N/A	N/A	N/A
Class A	0	0	0	(4,684)	0	0
Class C	0	0	0	(1,703)	0	0
Class R	0	0	N/A	N/A	N/A	N/A

Total Distributions(a)	(62,003)	(127,251)	(133,203)	(184,605)	(4,001)	(5,500)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	319,244	138,289	(346,299)	235,002	(413,051)	357,901

Total Increase (Decrease) in Net Assets	737,501	(65,871)	569,624	(184,342)	(214,972)	282,035

Net Assets:

Beginning of year	738,459	804,330	1,671,801	1,856,143	619,211	337,176
End of year	$1,475,960	$738,459	$2,241,425	$1,671,801	$404,239	$619,211

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2021	29

Statements of Changes in Net Assets	(Cont.)

	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)		PIMCO StocksPLUS® Long Duration Fund		PIMCO StocksPLUS® Short Fund		PIMCO StocksPLUS® Small Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$40,132	$67,131	$24,361	$17,843	$22,558	$50,644	$18,064	$38,621
Net realized gain (loss)	(11,906)	(130,281)	321,952	(19,033)	(172,606)	(311,582)	574,985	(240,246)
Net change in unrealized appreciation (depreciation)	869,712	(430,335)	3,472	286	(144,539)	272,278	653,239	(243,586)

Net Increase (Decrease) in Net Assets Resulting from Operations	897,938	(493,485)	349,785	(904)	(294,587)	11,340	1,246,288	(445,211)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	0	(186,666)	(153,204)	(71,823)	(21,110)	(1,961)	(122,362)	(42,423)
I-2	0	(84,856)	N/A	N/A	(4,519)	(34)	(30,529)	(15,308)
I-3	0	(3,815)	N/A	N/A	(310)	(6)	(1,269)	(653)
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	(1,166)	(675)
Class A	0	(43,214)	N/A	N/A	(1,534)	0	(45,081)	(24,647)
Class C	0	(13,163)	N/A	N/A	(282)	0	(9,598)	(5,600)
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	(6,880)	(3,184)	0	0	(1,856)
I-2	0	0	N/A	N/A	(715)	0	0	(671)
I-3	0	0	N/A	N/A	(46)	0	0	(28)
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	0	(28)
Class A	0	0	N/A	N/A	(251)	0	0	(1,152)
Class C	0	0	N/A	N/A	(51)	0	0	(267)
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	0	(331,714)	(153,204)	(78,703)	(32,002)	(2,001)	(210,005)	(93,308)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,182,339)	306,821	(40,316)	249,255	(223,186)	(661,410)	(199,240)	237,756

Total Increase (Decrease) in Net Assets	(284,401)	(518,378)	156,265	169,648	(549,775)	(652,071)	837,043	(300,763)

Net Assets:

Beginning of year	2,445,479	2,963,857	660,011	490,363	911,210	1,563,281	1,238,187	1,538,950
End of year	$2,161,078	$2,445,479	$816,276	$660,011	$361,435	$911,210	$2,075,230	$1,238,187

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$349,785	$(294,587)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,340,283)	(2,114,496)
Proceeds from sales of long-term securities	1,115,503	3,201,360
(Purchases) Proceeds from sales of short-term portfolio investments, net	52,154	(110,905)
(Increase) decrease in deposits with counterparty	5,894	1,517
(Increase) decrease in receivable for investments sold	92,498	778,822
(Increase) decrease in interest and/or dividends receivable	(1,496)	4,352
(Increase) decrease in dividends receivable from Affiliates	9	24
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	164,171	(83,066)
Proceeds from (Payments on) over the counter financial derivative instruments	153,070	(90,657)
(Increase) decrease in reimbursement receivable from PIMCO	0	1
Increase (decrease) in payable for investments purchased	(193,970)	(1,114,659)
Increase (decrease) in deposits from counterparty	17,024	(180,846)
Increase (decrease) in accrued investment advisory fees	59	(251)
Increase (decrease) in accrued supervisory and administrative fees	40	(169)
Increase (decrease) in accrued distribution fees	0	(1)
Increase (decrease) in accrued servicing fees	0	(5)
Proceeds from (Payments on) short sales transactions, net	1,030	(624)
Proceeds from (Payments on) foreign currency transactions	(477)	(84)
Increase (decrease) in other liabilities	0	(759)
Net Realized (Gain) Loss
Investments in securities	(10,114)	(62,799)
Investments in Affiliates	(122)	(70)
Exchange-traded or centrally cleared financial derivative instruments	(158,423)	144,870
Over the counter financial derivative instruments	(153,596)	90,634
Short sales	0	(499)
Foreign currency	303	470
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	67,898	49,486
Investments in Affiliates	51	13
Exchange-traded or centrally cleared financial derivative instruments	(11,765)	(58,749)
Over the counter financial derivative instruments	(59,830)	153,726
Short sales	0	449
Foreign currency assets and liabilities	174	(386)
Net amortization (accretion) on investments	(1,058)	(1,858)

Net Cash Provided by (Used for) Operating Activities	88,529	310,254

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	401,836	883,159
Payments on shares redeemed	(570,839)	(783,992)
Cash distributions paid*	(2,142)	(112)
Proceeds from reverse repurchase agreements	4,352,481	19,242,325
Payments on reverse repurchase agreements	(4,314,737)	(19,397,646)
Proceeds from sale-buyback transactions	6,592,870	557,665
Payments on sale-buyback transactions	(6,544,113)	(840,042)

Net Cash Received from (Used for) Financing Activities	(84,644)	(338,643)

Net Increase (Decrease) in Cash and Foreign Currency	3,885	(28,389)

Cash and Foreign Currency:

Beginning of year	705	32,001
End of year	$4,590	$3,612

* Reinvestment of distributions	$151,062	$31,890

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$204	$454

Non Cash Payment in Kind	$0	$27
Non-Cash Sales In-Kind	$0	$335,409

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	MARCH 31, 2021	31

Schedule of Investments	PIMCO StocksPLUS® Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.3%

CORPORATE BONDS & NOTES 6.1%

BANKING & FINANCE 3.7%

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		$2,600	$2,638
1.624% (US0003M + 1.430%) due 02/15/2023 ~		800	806
4.375% due 01/12/2026		200	223
4.836% due 05/09/2028		300	335

Citigroup, Inc.
1.214% (US0003M + 1.023%) due 06/01/2024 ~		5,500	5,572

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(e)(f)	EUR	800	953

Credit Suisse AG
6.500% due 08/08/2023 (f)		$4,900	5,408

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	2,400	2,900
1.625% due 01/20/2027		4,300	5,261
1.750% due 01/17/2028		600	738
3.961% due 11/26/2025 •		$1,800	1,951
4.250% due 10/14/2021		2,400	2,445

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	200	234
0.000% due 12/01/2021 •		300	351
1.514% due 02/17/2023		400	473
1.744% due 07/19/2024		1,000	1,181
2.748% due 06/14/2024	GBP	300	418
3.219% due 01/09/2022		$200	203
3.339% due 03/28/2022		200	203
3.550% due 10/07/2022		400	410
5.875% due 08/02/2021		200	203

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022		200	203

HSBC Holdings PLC
1.750% due 07/24/2027 •	GBP	1,600	2,228
2.848% due 06/04/2031 •		$800	801

Lloyds Banking Group PLC
4.550% due 08/16/2028		700	798
5.125% due 12/27/2024 •(e)(f)	GBP	600	865

Nationwide Building Society
3.766% due 03/08/2024 •		$3,400	3,593

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		2,000	2,044

Navient Corp.
6.625% due 07/26/2021		100	102

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		1,600	1,635
2.750% due 03/09/2028		700	695

NTT Finance Corp.
1.900% due 07/21/2021		400	402

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		1,200	1,321

SBA Tower Trust
3.168% due 04/09/2047		800	802

Standard Chartered PLC
0.991% due 01/12/2025 •		1,100	1,095
1.383% (US0003M + 1.200%) due 09/10/2022 ~		1,000	1,004

UBS Group AG
1.364% due 01/30/2027 •		800	789
1.735% due 02/01/2022 •		300	304

Wells Fargo & Co.
0.625% due 03/25/2030	EUR	900	1,050
1.338% due 05/04/2025 •		400	487
1.741% due 05/04/2030 •		1,300	1,653

			54,777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.4%

Bayer U.S. Finance LLC
1.194% (US0003M + 1.010%) due 12/15/2023 ~	$1,000	$1,014
2.750% due 07/15/2021	800	805

Charter Communications Operating LLC
4.500% due 02/01/2024	1,600	1,751

Citrix Systems, Inc.
1.250% due 03/01/2026	1,300	1,279

Crown Castle Towers LLC
3.222% due 05/15/2042	100	101

D.R. Horton, Inc.
4.375% due 09/15/2022	1,200	1,254

DAE Funding LLC
1.625% due 02/15/2024	2,000	1,998
2.625% due 03/20/2025	600	605
3.375% due 03/20/2028	500	498

Energy Transfer Operating LP
4.250% due 03/15/2023	200	211
5.200% due 02/01/2022	400	410

Energy Transfer Partners LP
5.000% due 10/01/2022	100	105

ERAC USA Finance LLC
2.600% due 12/01/2021	200	203

Imperial Brands Finance PLC
3.500% due 02/11/2023	300	312

Marathon Oil Corp.
2.800% due 11/01/2022	136	140

Marvell Technology Group Ltd.
4.200% due 06/22/2023	1,300	1,392

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	400	435
4.810% due 09/17/2030	600	659

Penske Truck Leasing Co. LP
3.375% due 02/01/2022	500	509

Pernod Ricard S.A.
4.250% due 07/15/2022	700	732

Ryder System, Inc.
2.500% due 09/01/2022	300	308

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	900	976
5.625% due 03/01/2025	400	458

Sands China Ltd.
4.600% due 08/08/2023	1,300	1,393
5.125% due 08/08/2025	1,300	1,456

Saudi Arabian Oil Co.
1.250% due 11/24/2023	600	604

T-Mobile USA, Inc.
2.250% due 02/15/2026	200	202
2.875% due 02/15/2031	400	387

		20,197

UTILITIES 1.0%

ITC Holdings Corp.
2.700% due 11/15/2022	2,400	2,478

NextEra Energy Capital Holdings, Inc.
0.650% due 03/01/2023	7,200	7,225

ONEOK, Inc.
4.250% due 02/01/2022	300	306

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~	3,000	3,006

State Grid Overseas Investment Ltd.
3.750% due 05/02/2023	2,400	2,545

		15,560

Total Corporate Bonds & Notes (Cost $88,321)		90,534

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.2%

California State General Obligation Bonds, Series 2017
0.899% (US0001M + 0.780%) due 04/01/2047 ~	$2,300	$2,302

Total Municipal Bonds & Notes (Cost $2,300)		2,302

U.S. GOVERNMENT AGENCIES 4.1%

Fannie Mae
0.229% due 03/25/2034 •	72	72
0.359% due 05/25/2037 •	38	38
0.459% due 03/25/2037 - 07/25/2037 •	56	56
0.469% due 03/25/2037 •	34	34
0.473% due 05/25/2058 •	932	928
0.489% due 07/25/2037 •	76	77
0.509% due 09/25/2035 •	182	184
0.554% due 02/25/2037 •	73	73
0.829% due 06/25/2037 •	182	182
0.859% due 03/25/2038 - 01/25/2040 •	207	212
0.929% due 12/25/2039 •	93	95
1.009% due 07/25/2039 •	55	56
1.037% due 11/25/2022 •	796	798
1.579% due 07/01/2044 •	22	23
2.112% due 12/01/2033 •	55	55
2.148% due 11/01/2035 •	49	52
2.581% due 05/01/2038 •	239	253
3.000% due 10/25/2040	912	976
3.310% due 04/01/2035 •	117	117
4.060% due 12/01/2036 •	63	66
4.262% due 11/01/2028 •	3	3
4.410% due 11/01/2027 •	4	4
4.444% due 04/01/2028 •	2	1
4.456% due 07/01/2028 •	3	3
4.559% due 11/01/2028 •	4	4
4.930% due 09/01/2034 •	29	30
5.000% due 04/25/2033	163	185
5.623% due 08/01/2029 •	2	2

Fannie Mae, TBA
3.000% due 06/01/2051	2,000	2,082

Freddie Mac
0.406% due 02/15/2037 •	5	5
0.436% due 02/15/2037 •	13	13
0.446% due 02/15/2037 •	62	62
0.563% due 07/15/2040 •	493	499
0.623% due 03/15/2042 •	195	198
0.656% due 07/15/2041 •	975	989
0.706% due 10/15/2037 •	52	53
0.776% due 08/15/2037 •	619	630
0.806% due 08/15/2037 •	1,230	1,261
0.816% due 10/15/2037 •	207	207
0.826% due 05/15/2037 - 09/15/2037 •	1,409	1,437
0.856% due 08/15/2036 •	86	88
0.956% due 11/15/2039 - 12/15/2039 •	24	24
0.961% due 01/15/2038 •	323	331
2.695% due 09/01/2037 •	572	611
2.789% due 06/01/2035 •	185	195
4.000% due 11/01/2047	893	966
5.000% due 12/01/2026 - 08/01/2041	94	105
6.000% due 01/01/2029 - 02/01/2034	204	244
6.500% due 10/25/2043	499	580
8.500% due 04/01/2025	1	1

Ginnie Mae
0.870% due 12/20/2065 •	2,103	2,137
0.890% due 02/20/2066 •	5	5
0.920% due 01/20/2066 •	306	311
1.120% due 01/20/2066 - 03/20/2066 •	5,416	5,546
1.270% due 03/20/2066 •	340	350
2.125% (H15T1Y + 1.500%) due 12/20/2022 - 11/20/2025 ~	21	21
2.125% due 12/20/2027 •	16	17

32	PIMCO STOCKSPLUS® FUNDS

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% (H15T1Y + 1.500%) due 08/20/2022 - 08/20/2026 ~	$45	$47
2.250% due 07/20/2027 •	56	57
2.875% (H15T1Y + 1.500%) due 05/20/2026 ~	18	18
2.875% due 04/20/2027 - 04/20/2041 •	1,306	1,374
3.000% (H15T1Y + 1.500%) due 02/20/2026 - 03/20/2026 ~	36	36
3.000% due 01/20/2028 - 02/20/2028 •	27	27

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	21,749	23,064
8.000% due 03/01/2030 - 08/01/2030	6	7

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	12,900	12,827

Total U.S. Government Agencies (Cost $59,010)		61,004

U.S. TREASURY OBLIGATIONS 12.6%

U.S. Treasury Bonds
3.000% due 02/15/2049	4,000	4,496
4.375% due 11/15/2039	2,800	3,744

U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2030	2,652	2,881
0.500% due 01/15/2028	9,861	10,989
0.625% due 02/15/2043	114	129
0.750% due 07/15/2028 (i)	2,813	3,210
0.750% due 02/15/2045	1,333	1,545
1.000% due 02/15/2046	993	1,219
1.000% due 02/15/2048	424	529
1.000% due 02/15/2049	2,941	3,690
1.375% due 02/15/2044	2,020	2,643

U.S. Treasury Notes
1.375% due 09/30/2023 (i)	13,360	13,741
1.625% due 02/15/2026	600	621
2.000% due 04/30/2024	300	315
2.125% due 09/30/2021	115,400	116,605
2.625% due 12/31/2025	2,000	2,165
2.750% due 08/15/2021	2,500	2,526
2.875% due 09/30/2023 (i)	1,620	1,726
2.875% due 11/30/2023 (i)	1,380	1,475
3.000% due 09/30/2025	4,900	5,380
3.000% due 10/31/2025	5,000	5,493

Total U.S. Treasury Obligations (Cost $181,293)		185,122

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

Bear Stearns Adjustable Rate Mortgage Trust
2.375% due 01/25/2034 ~	13	13
2.500% due 04/25/2033 ~	13	14
2.772% due 01/25/2034 ~	238	247
2.826% due 02/25/2033 ~	5	5

Bear Stearns ALT-A Trust
3.033% due 09/25/2035 ^~	93	74

Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~	312	270
2.886% due 12/26/2046 ^~	215	187

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •	50	51

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1
0.798% due 03/25/2032 ~	58	56
4.946% due 06/25/2032 ~	6	6

GreenPoint Mortgage Funding Trust
0.649% due 11/25/2045 •	171	154

GS Mortgage Securities Trust
4.074% due 01/10/2047	4,500	4,855

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~	4,100	4,172

GSR Mortgage Loan Trust
0.459% due 01/25/2034 •	15	14
3.018% due 01/25/2036 ^~	27	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	3,594	$4,974

Impac CMB Trust
0.869% due 10/25/2033 •		$5	6

Legacy Mortgage Asset Trust
3.000% due 09/25/2059 ~		3,346	3,501

Lehman Mortgage Trust
0.429% due 08/25/2036 ^•		944	687

Merrill Lynch Mortgage Investors Trust
0.529% due 02/25/2036 •		123	124

Morgan Stanley Resecuritization Trust
0.738% due 01/26/2051 •		6	6

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		3,369	3,517

Prime Mortgage Trust
0.509% due 02/25/2034 •		30	29

Ripon Mortgages PLC
0.860% due 08/20/2056 •	GBP	9,681	13,368

Southern Pacific Financing PLC
0.257% due 06/10/2043 •		106	146

Structured Adjustable Rate Mortgage Loan Trust
2.990% due 09/25/2035 ~		$570	557

Structured Asset Mortgage Investments Trust
0.610% due 07/19/2035 •		208	211
0.669% due 02/25/2036 ^•		214	206
6.143% due 06/25/2029 ~		60	59

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	1,577	2,189

Trinity Square PLC
0.899% due 07/15/2059 •		10,400	14,338
1.178% due 07/15/2051 •		1,039	1,435

WaMu Mortgage Pass-Through Certificates Trust
0.689% due 10/25/2045 •		$71	71
1.459% due 11/25/2042 •		27	26
1.659% due 06/25/2042 •		70	69
1.707% due 02/27/2034 •		185	189

Total Non-Agency Mortgage-Backed Securities (Cost $53,841)			55,855

ASSET-BACKED SECURITIES 6.0%

AFC Home Equity Loan Trust
0.668% due 06/25/2028 •		70	69

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.024% due 01/25/2035 •		1,189	1,189

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	900	1,055

Arbor Realty Commercial Real Estate Notes Ltd.
1.100% due 12/15/2035 •		$6,700	6,703

Atrium Corp.
1.052% due 04/22/2027 •		4,367	4,369

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	565	663
1.288% due 10/03/2029 •		$353	353

BSPRT Issuer Ltd.
1.156% due 03/15/2028 •		493	493
1.203% due 03/15/2036 •		11,200	11,200

Catamaran CLO Ltd.
1.063% due 01/27/2028 •		1,127	1,126

Chase Funding Trust
0.849% due 10/25/2032 •		82	81

Citigroup Mortgage Loan Trust
0.169% due 07/25/2045 •		453	388
0.269% due 12/25/2036 •		146	99
4.417% due 10/25/2037 þ		197	205

Citigroup Mortgage Loan Trust, Inc.
1.759% due 07/25/2037 •		1,100	1,113

Countrywide Asset-Backed Certificates
0.249% due 08/25/2037 ^•		338	320
0.309% due 06/25/2047 ^•		423	395
0.509% due 08/25/2034 •		637	617

Credit Acceptance Auto Loan Trust
3.550% due 08/15/2027		1,017	1,023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
0.729% due 01/25/2032 •		$105	$102

Crown Point CLO Ltd.
1.394% due 10/20/2028 •		1,078	1,081

Denali Capital CLO LLC
1.265% due 10/26/2027 •		438	439

Dryden Senior Loan Fund
1.141% due 10/15/2027 •		1,827	1,828
1.261% due 04/15/2029 •		2,900	2,905

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		1,163	1,173
2.470% due 11/15/2023		873	881
2.580% due 07/17/2023		461	464

GSAMP Trust
0.249% due 06/25/2036 •		303	298
1.759% due 10/25/2034 •		26	26

Halcyon Loan Advisors Funding Ltd.
1.322% due 10/22/2025 •		214	214

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	600	703

HERA Commercial Mortgage Ltd.
1.170% due 02/18/2038 •		$2,200	2,202

HSI Asset Securitization Corp. Trust
0.439% due 02/25/2036 •		923	897

Invesco Euro CLO DAC
0.650% due 07/15/2031 •	EUR	400	469

JMP Credit Advisors CLO Ltd.
1.073% due 01/17/2028 •		$1,391	1,392

Jubilee CLO BV
0.258% due 12/15/2029 •	EUR	1,085	1,270

KVK CLO Ltd.
1.134% due 01/14/2028 •		$1,085	1,084

Long Beach Mortgage Loan Trust
0.669% due 10/25/2034 •		49	48

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	300	353

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		300	352

Marathon CLO Ltd.
1.052% due 11/21/2027 •		$874	875

MFA Trust
2.363% due 03/25/2060 þ		1,300	1,301

Morgan Stanley ABS Capital, Inc. Trust
0.189% due 09/25/2036 •		32	18
0.239% due 10/25/2036 •		113	107

Mountain View CLO LLC
1.313% due 10/16/2029 •		1,700	1,699

Navient Student Loan Trust
1.159% due 12/27/2066 •		2,368	2,401

Nelnet Student Loan Trust
0.959% due 02/25/2066 •		1,745	1,747

Residential Asset Securities Corp. Trust
0.409% due 08/25/2036 •		75	74

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	237	278
0.654% due 12/15/2027 •		$589	590

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		3,500	3,605

Sound Point CLO Ltd.
1.274% due 10/20/2028 •		2,450	2,453

Soundview Home Loan Trust
0.429% due 11/25/2036 •		30	30

Specialty Underwriting & Residential Finance Trust
1.084% due 12/25/2035 •		222	222

St Paul’s CLO DAC
0.850% due 04/25/2030 •	EUR	600	705

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		$3,926	3,963
2.750% due 10/25/2057 ~		4,585	4,718
2.900% due 10/25/2059 ~		3,560	3,725

Tralee CLO Ltd.
1.334% due 10/20/2028 •		2,887	2,888

Utah State Board of Regents
0.868% due 01/25/2057 •		1,190	1,194

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	33

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
1.221% due 08/28/2029 •		$1,700	$1,704
1.231% due 07/20/2030 •		1,000	999
1.872% due 10/22/2031 •		2,300	2,302

Z Capital Credit Partners CLO Ltd.
1.173% due 07/16/2027 •		661	662

Total Asset-Backed Securities (Cost $87,110)			87,902

SOVEREIGN ISSUES 1.9%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		2,200	2,271

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	18,100	5,414
5.500% due 01/31/2022		5,800	1,814

Japan Finance Organization for Municipalities
2.125% due 04/13/2021		$1,800	1,801

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	955,691	8,717

Oman Government International Bond
3.875% due 03/08/2022		$800	813

Qatar Government International Bond
3.875% due 04/23/2023		2,600	2,775
4.500% due 01/20/2022		900	930

Saudi Government International Bond
2.375% due 10/26/2021		2,400	2,427

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 03/04/2023	$300	$312
2.900% due 10/22/2025	900	956

Total Sovereign Issues (Cost $28,133)		28,230

SHORT-TERM INSTRUMENTS 40.6%

REPURCHASE AGREEMENTS (g) 12.9%
		191,000

U.S. TREASURY BILLS 21.5%
0.055% due 05/20/2021 - 09/02/2021 (a)(b)(c)(i)	316,800	316,780

U.S. TREASURY CASH MANAGEMENT BILLS 6.2%
0.051% due 06/29/2021 - 07/20/2021 (b)(c)	92,127	92,125

Total Short-Term Instruments (Cost $599,851)		599,905

Total Investments in Securities (Cost $1,099,859)		1,110,854

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 30.4%

SHORT-TERM INSTRUMENTS 30.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 30.4%

PIMCO Short Asset Portfolio	7,061,630	$70,857

PIMCO Short-Term Floating NAV Portfolio III	38,314,841	377,784

Total Short-Term Instruments (Cost $448,137)		448,641

Total Investments in Affiliates (Cost $448,137)		448,641

Total Investments 105.7% (Cost $1,547,996)		$1,559,495

Financial Derivative Instruments (h)(j) 6.9% (Cost or Premiums, net $6,259)		101,278

Other Assets and Liabilities, net (12.6)%		(184,813)

Net Assets 100.0%		$1,475,960

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.030%	03/26/2021	04/05/2021	$50,000	U.S. Treasury Bonds 1.375% - 4.625% due 02/15/2040 - 11/15/2040	$(50,484)	$50,000	$50,000
	0.010	04/01/2021	04/05/2021	59,300	U.S. Treasury Notes 1.625% due 12/15/2022	(60,498)	59,300	59,300
JPS	0.020	03/31/2021	04/01/2021	81,700	U.S. Treasury Inflation Protected Securities 0.125% due 10/15/2025	(83,356)	81,700	81,700

Total Repurchase Agreements						$(194,338)	$191,000	$191,000

34	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
Sovereign Issues (0.2)%
Canada Government International Bond	2.750%	12/01/2048	CAD	3,400	$(3,224)	$(3,185)

Total Short Sales (0.2)%					$(3,224)	$(3,185)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$109,300	$0	$0	$0	$109,300	$(111,577)	$(2,277)
JPS	81,700	0	0	0	81,700	(83,356)	(1,656)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(3,185)	(3,185)	0	(3,185)

Total Borrowings and Other Financing Transactions	$191,000	$0	$0	$(3,185)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $26 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	06/2021	2,417	$479,460	$4,273	$2,381	$0
Euro-Bund 10-Year Bond June Futures	06/2021	43	8,637	3	14	(31)
U.S. Treasury 2-Year Note June Futures	06/2021	129	28,474	(26)	0	(6)
U.S. Treasury 5-Year Note June Futures	06/2021	807	99,583	(1,295)	0	(133)
U.S. Treasury 30-Year Bond June Futures	06/2021	108	16,696	(652)	0	(47)

				$2,303	$2,395	$(217)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	627	$(82,098)	$1,732	$157	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	91	(16,491)	832	105	0
United Kingdom Long Gilt June Futures	06/2021	2	(352)	6	1	0

				$2,570	$263	$0

Total Futures Contracts				$4,873	$2,658	$(217)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.082%	$600	$14	$(10)	$4	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.120	200	4	(2)	2	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.607	200	0	2	2	0	0
Kinder Morgan, Inc.	1.000	Quarterly	12/20/2021	0.224	700	14	(10)	4	0	0

						$32	$(20)	$12	$0	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	35

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	3,300	$(99)	$(61)	$(160)	$11	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		2,400	(87)	(12)	(99)	7	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		6,500	592	7	599	32	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		5,400	466	23	489	16	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		66,900	1,570	48	1,618	77	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		49,900	1,099	82	1,181	62	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025	EUR	2,664	370	16	386	12	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		4,000	524	39	563	28	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		70,300	2,158	48	2,206	74	0

						$6,593	$190	$6,783	$319	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	0.636%	Semi-Annual	12/21/2023	CAD	10,400	$0	$(41)	$(41)	$0	$(2)
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		12,400	0	(48)	(48)	0	(3)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		4,100	(60)	218	158	0	(22)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2021	$	263,500	(1,591)	(2,230)	(3,821)	1	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		81,700	(780)	(680)	(1,460)	22	0
Pay(5)	3-Month USD-LIBOR	0.375	Semi-Annual	07/06/2024		119,600	0	(841)	(841)	0	(75)
Pay(5)	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		53,900	0	(355)	(355)	0	(35)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		15,200	(628)	315	(313)	10	0
Receive(5)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		72,100	992	1,267	2,259	81	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		11,300	(202)	213	11	14	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		7,700	(36)	(215)	(251)	11	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		74,200	3,587	(6,377)	(2,790)	0	(92)
Pay(5)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		20,000	(1,348)	(712)	(2,060)	0	(29)
Receive(5)	3-Month USD-LIBOR	1.219	Semi-Annual	07/06/2031		28,000	0	1,618	1,618	29	0
Receive(5)	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		11,500	0	612	612	12	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		1,100	(3)	(11)	(14)	3	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		400	(3)	21	18	1	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		800	(1)	105	104	3	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		2,200	(13)	236	223	7	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		100	0	7	7	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		1,100	(21)	74	53	4	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	970,000	(336)	121	(215)	12	0
Receive	CPTFEMU	1.135	Maturity	02/15/2026	EUR	21,400	0	452	452	55	0
Pay	UKRPI	3.480	Maturity	01/15/2030	GBP	16,500	65	(72)	(7)	0	(6)

							$(378)	$(6,323)	$(6,701)	$265	$(264)

Total Swap Agreements							$6,247	$(6,153)	$94	$584	$(264)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,658	$585	$3,243	$0	$(217)	$(264)	$(481)

(i)

Securities with an aggregate market value of $36,060 and cash of $3,181 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

36	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	8,079		$1,418	$0	$(17)
	04/2021	GBP	16,273		23,039	604	0
	04/2021		$1,460	BRL	8,079	0	(25)
	04/2021		3,244	CAD	4,092	12	0
	04/2021		11,887	EUR	10,120	0	(19)
	04/2021		160	RUB	12,212	2	0
	05/2021	BRL	8,079		$1,459	26	0
	05/2021	EUR	10,120		11,893	19	0
	06/2021		$93	RUB	6,995	0	(1)

BPS	05/2021	EUR	1,195		$1,404	2	0

BRC	04/2021	GBP	101		140	0	0
	08/2021		$5	MXN	111	0	0

CBK	04/2021	EUR	952		$1,131	15	0
	04/2021		$100	DKK	628	0	0
	05/2021		418	RUB	31,305	0	(6)
	06/2021		433		32,264	0	(10)
	07/2021	DKK	628		$100	0	0
	11/2021	ILS	18,105		5,524	85	0

GLM	04/2021		$500	RUB	37,712	1	(3)
	05/2021		2,486	COP	8,928,102	0	(50)

HUS	04/2021	BRL	8,085	EUR	1,208	0	(20)
	04/2021	CAD	4,103		$3,243	0	(22)
	04/2021	DKK	960		157	6	0
	04/2021	EUR	1,226	BRL	8,085	0	(2)
	04/2021		9,168		$10,960	209	0
	04/2021	GBP	11,825		16,237	0	(65)
	04/2021	NZD	175		127	5	0
	05/2021	GBP	305		421	0	0
	05/2021		$424	RUB	31,724	0	(6)
	06/2021		2,437	MXN	50,804	31	0
	06/2021		105	RUB	7,813	0	(3)
	06/2021		6,934	SGD	9,348	12	0
	01/2022	ILS	6,121		$1,867	26	0

MYI	04/2021	BRL	8,085	EUR	1,191	0	(40)
	04/2021	EUR	1,208	BRL	8,085	20	0
	04/2021		$9,069	JPY	999,700	0	(40)
	05/2021	EUR	1,189	BRL	8,085	39	0
	05/2021	JPY	999,700		$9,072	40	0

RYL	06/2021		$2,552	ZAR	39,416	94	0

SCX	04/2021	BRL	8,079		$1,498	63	0
	04/2021	EUR	10,994		13,356	463	0
	04/2021		$1,418	BRL	8,079	17	0
	04/2021		38,795	GBP	28,199	80	0
	05/2021	EUR	10,994		$12,929	28	0
	05/2021	GBP	28,199		38,799	0	(80)
	06/2021	TWD	209,249		7,612	203	0
	06/2021		$2,492	IDR	36,267,290	0	(26)

SOG	04/2021	JPY	999,700		$9,463	434	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	37

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SSB	04/2021	CAD	272		$218	$2	$0

TOR	04/2021		13,215		10,439	0	(77)
	04/2021		$10,514	CAD	13,215	1	0
	05/2021	CAD	13,215		$10,515	0	(2)

UAG	04/2021	DKK	368		60	2	0
	04/2021		$172	RUB	13,104	1	0
	06/2021		213		15,956	0	(4)

Total Forward Foreign Currency Contracts						$2,542	$(518)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	82,300	$201	$267

Total Purchased Options							$201	$267

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	5,400	$(64)	$(32)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	10,900	(139)	(54)

Total Written Options							$(203)	$(86)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
NGF	Saudi Arabia Government International Bond	1.000%	Quarterly	06/20/2023	0.267%	$8,400	$56	$84	$140	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date		Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
MYC	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	4,327	$(42)	$61	$19	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	S&P 500 Total Return Index	11,401	0.214% (3-Month USD-LIBOR plus a specified spread)	Maturity	04/07/2021	$66,902	$0	$26,729	$26,729	$0
	Receive	S&P 500 Total Return Index	1,241	0.441% (3-Month U.S. Treasury Bill rate plus a specified spread)	Quarterly	04/14/2021	10,224	0	(9)	0	(9)
	Receive	S&P 500 Total Return Index	12,755	0.403% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/04/2021	105,082	0	(96)	0	(96)

CBK	Receive	S&P 500 Total Return Index	1,241	0.204% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/15/2021	9,667	0	553	553	0

38	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	S&P 500 Total Return Index	2,684	0.388% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/15/2021	$22,112	$0	$(19)	$0	$(19)

FAR	Receive	S&P 500 Total Return Index	3,030	0.224% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/21/2021	23,603	0	1,349	1,349	0
	Receive	S&P 500 Total Return Index	697	0.403% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/04/2021	5,742	0	(5)	0	(5)
	Receive	S&P 500 Total Return Index	23,238	0.371% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	154,922	0	36,196	36,196	0
	Receive	S&P 500 Total Return Index	6,324	0.480% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/16/2022	52,093	0	(2)	0	(2)
	Receive	S&P 500 Total Return Index	28,333	0.471% (3-Month USD-LIBOR plus a specified spread)	Maturity	04/20/2022	228,551	0	4,853	4,853	0

GST	Receive	S&P 500 Total Return Index	14,235	0.371% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/27/2021	95,441	0	21,633	21,633	0
	Receive	S&P 500 Total Return Index	3,395	0.470% (3-Month U.S. Treasury Bill rate plus a specified spread)	Quarterly	02/23/2022	27,970	0	(12)	0	(12)

HUS	Receive	S&P 500 Total Return Index	1,708	0.304% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/19/2021	13,902	0	165	165	0
	Receive	S&P 500 Total Return Index	2,684	0.262% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/23/2021	22,080	0	30	30	0
	Receive	S&P 500 Total Return Index	8,649	0.322% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/11/2021	66,433	0	4,787	4,787	0

								$0	$96,152	$96,295	$(143)

Total Swap Agreements								$14	$96,297	$96,454	$(143)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(7)
BOA	$663	$0	$0	$663	$(62)	$0	$0	$(62)	$601	$(640)	$(39)
BPS	2	0	26,729	26,731	0	0	(105)	(105)	26,626	(32,420)	(5,794)
BRC	0	267	0	267	0	(86)	0	(86)	181	0	181
CBK	100	0	553	653	(16)	0	(19)	(35)	618	(1,890)	(1,272)
FAR	0	0	42,398	42,398	0	0	(7)	(7)	42,391	(40,867)	1,524
GLM	1	0	0	1	(53)	0	0	(53)	(52)	0	(52)
GST	0	0	21,633	21,633	0	0	(12)	(12)	21,621	(21,470)	151
HUS	289	0	4,982	5,271	(118)	0	0	(118)	5,153	(4,810)	343
MYC	0	0	19	19	0	0	0	0	19	(296)	(277)
MYI	99	0	0	99	(80)	0	0	(80)	19	0	19
NGF	0	0	140	140	0	0	0	0	140	0	140
RYL	94	0	0	94	0	0	0	0	94	0	94
SCX	854	0	0	854	(106)	0	0	(106)	748	(770)	(22)
SOG	434	0	0	434	0	0	0	0	434	(280)	154
SSB	2	0	0	2	0	0	0	0	2	0	2
TOR	1	0	0	1	(79)	0	0	(79)	(78)	0	(78)
UAG	3	0	0	3	(4)	0	0	(4)	(1)	0	(1)

Total Over the Counter	$2,542	$267	$96,454	$99,263	$(518)	$(86)	$(143)	$(747)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	39

Schedule of Investments	PIMCO StocksPLUS® Fund	(Cont.)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$2,381	$0	$277	$2,658
Swap Agreements	0	320	0	0	265	585

	$0	$320	$2,381	$0	$542	$3,243

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,542	$0	$2,542
Purchased Options	0	0	0	0	267	267
Swap Agreements	0	159	96,295	0	0	96,454

	$0	$159	$96,295	$2,542	$267	$99,263

	$0	$479	$98,676	$2,542	$809	$102,506

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$217	$217
Swap Agreements	0	0	0	0	264	264

	$0	$0	$0	$0	$481	$481

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$518	$0	$518
Written Options	0	0	0	0	86	86
Swap Agreements	0	0	143	0	0	143

	$0	$0	$143	$518	$86	$747

	$0	$0	$143	$518	$567	$1,228

40	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(58)	$(58)
Written Options	0	0	0	0	143	143
Futures	0	0	116,155	0	3,356	119,511
Swap Agreements	0	547	0	0	(2,144)	(1,597)

	$0	$547	$116,155	$0	$1,297	$117,999

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,357)	$0	$(5,357)
Purchased Options	0	0	0	0	2,797	2,797
Written Options	0	0	0	0	(1,155)	(1,155)
Swap Agreements	0	112	134,782	0	7	134,901

	$0	$112	$134,782	$(5,357)	$1,649	$131,186

	$0	$659	$250,937	$(5,357)	$2,946	$249,185

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$8,426	$0	$(59)	$8,367
Swap Agreements	0	197	0	0	259	456

	$0	$197	$8,426	$0	$200	$8,823

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,315	$0	$3,315
Purchased Options	0	0	0	0	(2,679)	(2,679)
Written Options	0	0	0	0	4,165	4,165
Swap Agreements	0	259	197,870	0	0	198,129

	$0	$259	$197,870	$3,315	$1,486	$202,930

	$0	$456	$206,296	$3,315	$1,686	$211,753

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$54,777	$0	$54,777
Industrials	0	20,197	0	20,197
Utilities	0	15,560	0	15,560
Municipal Bonds & Notes
California	0	2,302	0	2,302
U.S. Government Agencies	0	61,004	0	61,004
U.S. Treasury Obligations	0	185,122	0	185,122
Non-Agency Mortgage-Backed Securities	0	55,855	0	55,855
Asset-Backed Securities	0	87,902	0	87,902
Sovereign Issues	0	28,230	0	28,230
Short-Term Instruments
Repurchase Agreements	0	191,000	0	191,000
U.S. Treasury Bills	0	316,780	0	316,780
U.S. Treasury Cash Management Bills	0	92,125	0	92,125

	$0	$1,110,854	$0	$1,110,854

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$448,641	$0	$0	$448,641

Total Investments	$448,641	$1,110,854	$0	$1,559,495

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(3,185)	$0	$(3,185)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,658	584	0	3,242
Over the counter	0	99,263	0	99,263

	$2,658	$99,847	$0	$102,505

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(217)	(264)	0	(481)
Over the counter	0	(747)	0	(747)

	$(217)	$(1,011)	$0	$(1,228)

Total Financial Derivative Instruments	$2,441	$98,836	$0	$101,277

Totals	$451,082	$1,206,505	$0	$1,657,587

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	41

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 69.9%

CORPORATE BONDS & NOTES 10.1%

BANKING & FINANCE 6.3%

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		$918	$975

Barclays Bank PLC
7.625% due 11/21/2022 (h)		244	268
10.179% due 06/12/2021		2,800	2,848

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		4,800	4,870
4.972% due 05/16/2029 •		1,400	1,611
7.125% due 06/15/2025 •(g)(h)	GBP	3,900	6,068
8.000% due 06/15/2024 •(g)(h)		$2,000	2,221

BOC Aviation Ltd.
3.500% due 01/31/2023		500	519

Citigroup, Inc.
1.214% (US0003M + 1.023%) due 06/01/2024 ~		3,500	3,546

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	1,600	1,906

Credit Suisse Group AG
3.750% due 03/26/2025		$600	647
6.375% due 08/21/2026 •(g)(h)		1,700	1,812
7.500% due 07/17/2023 •(g)(h)		1,600	1,696

Danske Bank A/S
1.244% (US0003M + 1.060%) due 09/12/2023 ~		1,400	1,412

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,300	1,571
1.420% (US0003M + 1.230%) due 02/27/2023 ~		$5,000	5,038
1.625% due 01/20/2027	EUR	2,200	2,692
1.750% due 01/17/2028		200	246
3.547% due 09/18/2031 •		$500	517
3.961% due 11/26/2025 •		6,300	6,827
4.250% due 10/14/2021		4,500	4,584

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,200	1,345

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,400

FCE Bank PLC
0.869% due 09/13/2021		1,500	1,763

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •		200	234
0.000% due 12/01/2021 •		200	234
3.087% due 01/09/2023		$1,600	1,629
3.550% due 10/07/2022		900	923

HSBC Holdings PLC
1.189% (US0003M + 1.000%) due 05/18/2024 ~		600	606
2.848% due 06/04/2031 •		300	300
3.000% due 05/29/2030 •	GBP	2,700	4,002
4.292% due 09/12/2026 •		$1,300	1,440
4.300% due 03/08/2026		600	672
6.500% due 03/23/2028 •(g)(h)		200	225

ING Groep NV
5.750% due 11/16/2026 •(g)(h)		1,100	1,201

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(g)(h)	EUR	1,400	2,016

Lloyds Banking Group PLC
4.550% due 08/16/2028		$2,500	2,849
4.947% due 06/27/2025 •(g)(h)	EUR	200	256
7.500% due 09/27/2025 •(g)(h)		$1,100	1,260

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		3,100	3,168
2.000% due 03/04/2025 •	EUR	1,000	1,236
4.519% due 06/25/2024 •		$1,500	1,620
4.892% due 05/18/2029 •		3,500	3,992
5.076% due 01/27/2030 •		1,500	1,737
8.000% due 08/10/2025 •(g)(h)		1,400	1,645
8.625% due 08/15/2021 •(g)(h)		500	513

Navient Corp.
6.625% due 07/26/2021		400	408

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 01/25/2022		$1,200	$1,246

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		300	301
2.600% due 09/28/2022		400	410
2.650% due 07/13/2022		1,000	1,022

Nomura Holdings, Inc.
2.648% due 01/16/2025		2,700	2,794

OneMain Finance Corp.
6.125% due 03/15/2024		700	757

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		3,100	3,413

SL Green Realty Corp.
4.500% due 12/01/2022		3,100	3,247

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		400	410

Societe Generale S.A.
6.750% due 04/07/2021 •(g)(h)	EUR	100	117

Standard Chartered PLC
1.383% (US0003M + 1.200%) due 09/10/2022 ~		$5,000	5,021

UBS AG
5.125% due 05/15/2024 (h)		4,600	5,075

UBS Group AG
4.125% due 09/24/2025		500	556

UniCredit SpA
6.572% due 01/14/2022		1,900	1,981
9.250% due 06/03/2022 •(g)(h)	EUR	300	384

Wells Fargo & Co.
1.338% due 05/04/2025 •		700	853
2.393% due 06/02/2028 •		$19,600	20,099

WPC Eurobond BV
2.250% due 04/09/2026	EUR	3,500	4,473

			140,707

INDUSTRIALS 2.9%

Aker BP ASA
2.875% due 01/15/2026		$750	775

BAT Capital Corp.
3.222% due 08/15/2024		200	213

BAT International Finance PLC
3.950% due 06/15/2025		1,000	1,095

Boeing Co.
2.750% due 02/01/2026		1,400	1,442

Broadcom, Inc.
2.450% due 02/15/2031		1,500	1,417
3.500% due 02/15/2041		800	767
3.750% due 02/15/2051		300	287

Centene Corp.
4.625% due 12/15/2029		3,000	3,251

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~		4,600	4,728
4.908% due 07/23/2025		2,300	2,609

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,300	1,373

CSN Resources S.A.
7.625% due 02/13/2023		450	467

DAE Funding LLC
1.625% due 02/15/2024		1,600	1,598
2.625% due 03/20/2025		900	908
3.375% due 03/20/2028		900	896
5.250% due 11/15/2021		200	204

Delta Air Lines, Inc.
4.500% due 10/20/2025		1,400	1,495

Expedia Group, Inc.
6.250% due 05/01/2025		176	204

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		1,700	1,789

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		3,800	4,165

Imperial Brands Finance PLC
3.125% due 07/26/2024		5,800	6,134
3.500% due 07/26/2026		400	428

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,000	$2,325

InterContinental Hotels Group PLC
2.125% due 08/24/2026	GBP	400	554

Kraft Heinz Foods Co.
3.750% due 04/01/2030		$1,200	1,276

Micron Technology, Inc.
4.185% due 02/15/2027		1,500	1,667
5.327% due 02/06/2029		1,300	1,531

MPLX LP
2.650% due 08/15/2030		1,600	1,570

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,400	1,961

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$1,900	1,989
3.522% due 09/17/2025		800	848
4.345% due 09/17/2027		3,300	3,592
4.810% due 09/17/2030		1,300	1,427

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		1,600	1,573

Sands China Ltd.
5.125% due 08/08/2025		4,000	4,482
5.400% due 08/08/2028		2,900	3,320

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		1,700	1,843

			66,203

UTILITIES 0.9%

AT&T, Inc.
2.250% due 02/01/2032		600	571

FirstEnergy Corp.
3.350% due 07/15/2022		800	812

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~		8,000	8,016
4.550% due 07/01/2030		1,500	1,628

Petrobras Global Finance BV
5.093% due 01/15/2030		2,057	2,141

Sprint Communications, Inc.
6.000% due 11/15/2022		1,300	1,393
11.500% due 11/15/2021		200	212

Sprint Corp.
7.250% due 09/15/2021		2,800	2,874
7.875% due 09/15/2023		400	458

Vodafone Group PLC
2.500% due 05/24/2039	EUR	1,100	1,507

			19,612

Total Corporate Bonds & Notes (Cost $215,671)			226,522

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030		$100	130

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		102	113

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035		200	259

			372

NEVADA 0.0%

Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045		100	150

42	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.1%

New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	$1,000	$1,240

Total Municipal Bonds & Notes (Cost $1,500)		1,892

U.S. GOVERNMENT AGENCIES 4.8%

Fannie Mae
0.178% due 12/25/2036 •	10	10
0.459% due 07/25/2037 - 03/25/2044 •	65	65
0.489% due 07/25/2037 •	24	25
0.509% due 09/25/2035 •	54	54
0.519% due 09/25/2035 •	105	106
0.829% due 06/25/2037 •	166	166
0.859% due 01/25/2040 •	410	419
1.579% due 07/01/2044 •	7	7
2.310% due 08/01/2022	97	98
2.314% due 05/25/2035 ~	4	4
2.439% due 01/01/2036 •	8	8
2.455% due 09/01/2033 •	6	6
2.520% due 08/01/2033 •	5	5
3.203% due 05/01/2022 ~	655	661
3.750% due 07/25/2042	5,768	6,519
3.805% due 06/01/2033 •	97	97
4.060% due 12/01/2036 •	2	2
4.930% due 09/01/2034 •	1	1
5.000% due 04/25/2033	2	2

Freddie Mac
0.676% due 06/15/2041 •	63	64
0.806% due 08/15/2037 •	99	101
0.816% due 10/15/2037 •	18	18
0.826% due 05/15/2037 - 09/15/2037 •	114	116
1.579% due 02/25/2045 •	9	10
2.355% due 03/01/2034 •	46	50
4.000% due 11/01/2047 - 01/01/2048	4,362	4,704
4.500% due 03/01/2029	23	25
5.500% due 07/01/2038	20	23

Ginnie Mae
2.125% due 11/20/2044 •	1,097	1,140
3.000% due 03/20/2027 •	1	1
5.000% due 04/15/2036 - 09/15/2039	875	1,018

Ginnie Mae, TBA
5.000% due 04/01/2051	6,000	6,569

Small Business Administration
5.520% due 06/01/2024	32	34

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	29,816	31,615
5.500% due 03/01/2034 - 07/01/2035	74	86
6.000% due 08/01/2036 - 02/01/2038	73	87
6.500% due 10/01/2035 - 10/01/2036	145	163

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	17,260	17,162
4.500% due 04/01/2051	33,800	36,800

Total U.S. Government Agencies (Cost $105,069)		108,041

U.S. TREASURY OBLIGATIONS 21.8%

U.S. Treasury Bonds
1.375% due 11/15/2040	10,500	8,935
3.000% due 08/15/2048	600	674
3.000% due 02/15/2049	22,200	24,949
4.625% due 02/15/2040	5,900	8,140

U.S. Treasury Inflation Protected Securities (f)
0.125% due 02/15/2051	2,813	2,832
0.250% due 02/15/2050	3,255	3,409
0.625% due 02/15/2043	910	1,030
0.750% due 02/15/2045	2,444	2,832

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 02/15/2046		$5,630	$6,907
1.000% due 02/15/2048		19,409	24,193
1.000% due 02/15/2049		7,019	8,805
1.375% due 02/15/2044		7,743	10,133

U.S. Treasury Notes
0.375% due 12/31/2025		5,300	5,177
0.375% due 01/31/2026 (n)		13,400	13,069
0.500% due 02/28/2026		21,900	21,474
1.625% due 02/15/2026 (n)		4,000	4,138
1.750% due 05/15/2023 (l)(n)		2,140	2,211
1.750% due 12/31/2024 (l)(n)		13,300	13,877
2.125% due 09/30/2021 (l)(n)		2,200	2,223
2.250% due 12/31/2023 (l)		6,300	6,638
2.375% due 05/15/2029		67,500	71,746
2.625% due 12/31/2025 (l)		15,300	16,560
2.625% due 02/15/2029		170,000	183,922
2.750% due 02/15/2024 (l)(n)		4,700	5,028
3.000% due 09/30/2025 (l)(n)		36,600	40,189

Total U.S. Treasury Obligations (Cost $460,281)			489,091

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.3%

American Home Mortgage Investment Trust
2.201% due 02/25/2045 •		13	13

Banc of America Funding Trust
3.128% due 05/25/2035 ~		22	22
3.376% due 01/20/2047 ^~		52	50

Bear Stearns Adjustable Rate Mortgage Trust
2.375% due 01/25/2034 ~		1	1
2.772% due 01/25/2034 ~		17	17

Bear Stearns ALT-A Trust
0.449% due 08/25/2036 ^•		1,299	1,242
2.762% due 05/25/2035 ~		133	135
3.033% due 09/25/2035 ^~		34	27

ChaseFlex Trust
0.409% due 07/25/2037 •		375	347

Citigroup Mortgage Loan Trust
2.530% due 10/25/2035 •		6	6
3.313% due 09/25/2037 ^~		1,779	1,761

CLNY Trust
1.235% due 11/15/2038 •		7,075	7,082

Countrywide Alternative Loan Trust
0.289% due 05/25/2047 •		187	179
0.349% due 06/25/2036 •		1,653	1,660
0.531% due 03/20/2046 •		3,408	2,918
0.571% due 05/20/2046 ^•		79	68
1.819% due 08/25/2035 •		5,471	5,410
6.000% due 10/25/2033		9	9
6.000% due 12/25/2034		3,148	3,131
6.000% due 12/25/2035 ^		2,406	2,271

Countrywide Home Loan Mortgage Pass-Through Trust
2.195% due 02/20/2036 ^•		17	15
2.675% due 02/20/2035 ~		26	26

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.609% due 02/25/2035 •		210	206

European Loan Conduit
1.000% due 02/17/2030 •	EUR	3,596	4,232

First Horizon Mortgage Pass-Through Trust
3.263% due 08/25/2035 ~		$25	20

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	139	159

GSMPS Mortgage Loan Trust
0.459% due 01/25/2036 •		$1,845	1,541

GSR Mortgage Loan Trust
2.873% due 11/25/2035 ~		22	22
3.040% due 06/25/2034 ~		25	25
3.147% due 11/25/2035 ^~		99	95
6.000% due 03/25/2037 ^		21	16

HarborView Mortgage Loan Trust
0.315% due 12/19/2036 •		1,194	1,117
0.550% due 05/19/2035 •		824	795

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	8,659	11,983

Impac CMB Trust
1.109% due 07/25/2033 •		$9	8

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
0.299% due 09/25/2046 •		$246	$231

JP Morgan Chase Commercial Mortgage Securities Trust
1.556% due 12/15/2031 •		2,166	2,148

JP Morgan Mortgage Trust
2.578% due 07/25/2035 ~		374	383
2.920% due 11/25/2035 ^~		62	58
3.053% due 08/25/2034 ~		254	267
5.750% due 01/25/2036 ^		25	17

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		2,152	2,167

London Wall Mortgage Capital PLC
0.902% due 11/15/2049 •	GBP	558	770

Merrill Lynch Mortgage Investors Trust
0.529% due 02/25/2036 •		$36	36
0.609% due 11/25/2035 •		17	17
1.701% due 12/25/2032 ~		1	1
2.787% due 02/25/2035 ~		384	389

MF1 Ltd.
1.239% due 12/25/2034 •		3,739	3,755

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		4,412	4,606

Prime Mortgage Trust
0.509% due 02/25/2034 •		4	4

Residential Accredit Loans, Inc. Trust
0.279% due 01/25/2037 •		1,749	1,636
0.479% due 08/25/2036 •		472	443
1.272% due 10/25/2037 ~		1,732	1,669

Ripon Mortgages PLC
0.860% due 08/20/2056 •	GBP	25,500	35,213

Structured Adjustable Rate Mortgage Loan Trust
2.972% due 08/25/2035 ~		$37	36

Structured Asset Mortgage Investments Trust
0.610% due 07/19/2035 •		165	167

Taurus UK DAC
0.000% due 05/17/2031 •	GBP	700	968

Thornburg Mortgage Securities Trust
1.529% due 06/25/2047 ^•		$277	237

Towd Point Mortgage Funding
0.951% due 07/20/2045 •	GBP	12,217	16,890

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •		3,566	4,948

WaMu Mortgage Pass-Through Certificates Trust
0.479% due 05/25/2034 •		$1,667	1,467
0.689% due 10/25/2045 •		15	15
1.009% due 06/25/2047 •		3,225	3,080
1.259% due 02/25/2046 •		73	74
1.459% due 11/25/2042 •		9	9
1.659% due 08/25/2042 •		5	5
1.707% due 02/27/2034 •		17	17
3.176% due 07/25/2037 ^~		6,322	6,239

Washington Mutual Mortgage Pass-Through Certificates Trust
1.089% due 11/25/2046 •		6,212	5,681

Total Non-Agency Mortgage-Backed Securities (Cost $128,235)			140,252

ASSET-BACKED SECURITIES 12.1%

Aames Mortgage Investment Trust
1.099% due 07/25/2035 •		3,342	3,345

ACE Securities Corp. Home Equity Loan Trust
0.239% due 12/25/2036 •		5,354	3,538
1.009% due 09/25/2033 •		2,623	2,623

Argent Securities Trust
0.649% due 05/25/2036 •		6,202	2,417

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.869% due 02/25/2036 •		1,221	1,115

Asset-Backed Funding Certificates Trust
0.239% due 01/25/2037 •		2,523	1,983
1.159% due 03/25/2034 ^•		632	623

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	43

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Securities Corp. Home Equity Loan Trust
0.919% due 06/25/2034 •		$4,005	$3,923
1.069% due 07/25/2035 •		244	245

Atlas Senior Loan Fund Ltd.
1.523% due 01/16/2030 •		3,800	3,802

Avery Point CLO Ltd.
1.203% due 07/17/2026 •		1,032	1,032

Bayview Financial Asset Trust
0.559% due 03/25/2037 •		516	487

Bear Stearns Asset-Backed Securities Trust
1.059% due 10/25/2037 •		1,884	1,864
2.829% due 10/25/2036 ~		204	143

BNC Mortgage Loan Trust
0.429% due 10/25/2036 •		1,097	1,088

CIFC Funding Ltd.
1.078% due 10/25/2027 •		2,047	2,044

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		1,782	1,793
1.609% due 10/25/2037 •		2,600	2,652

Citigroup Mortgage Loan Trust
0.429% due 09/25/2036 •		5,048	4,278
0.629% due 03/25/2036 •		6,012	5,822

Citigroup Mortgage Loan Trust, Inc.
0.369% due 03/25/2037 •		1,078	1,020

Countrywide Asset-Backed Certificates
0.249% due 05/25/2037 •		3,199	3,074
0.249% due 07/25/2037 ^•		3,601	3,515
0.249% due 06/25/2047 ^•		940	895
0.259% due 04/25/2047 ^•		177	175
0.359% due 02/25/2036 •		960	929
0.359% due 06/25/2047 •		1,600	1,529
0.369% due 12/25/2036 ^•		1,723	1,666
0.509% due 08/25/2036 •		1,641	1,635
0.509% due 02/25/2037 •		998	955
0.629% due 12/25/2036 ^•		4,766	4,650

Countrywide Asset-Backed Certificates Trust
0.269% due 03/25/2037 •		130	129

Credit Suisse First Boston Mortgage Securities Corp.
0.729% due 01/25/2032 •		5	5

Credit-Based Asset Servicing & Securitization Trust
0.359% due 07/25/2036 •		2,000	1,957

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •	EUR	6,200	7,343

ECMC Group Student Loan Trust
1.109% due 07/25/2069 •		$2,247	2,282

Ellington Loan Acquisition Trust
1.209% due 05/25/2037 •		1,345	1,348

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	2,400	2,814

First Franklin Mortgage Loan Trust
0.228% due 12/25/2037 •		$1,332	1,287

First NLC Trust
0.844% due 02/25/2036 •		14,622	12,878

Fremont Home Loan Trust
0.169% due 01/25/2037 •		8	4

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		2,498	2,520
2.580% due 07/17/2023		1,102	1,110

GoldentTree Loan Management U.S. CLO Ltd.
1.174% due 04/20/2029 •		5,500	5,501

GSAMP Trust
0.259% due 08/25/2036 •		5,401	5,328
0.799% due 11/25/2035 •		4,566	4,543

Halcyon Loan Advisors Funding Ltd.
1.322% due 10/22/2025 •		52	52

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	2,100	2,462
0.680% due 10/20/2031 •(a)		5,200	6,098

HSI Asset Securitization Corp. Trust
0.259% due 12/25/2036 •		$8,304	7,744

JP Morgan Mortgage Acquisition Trust
0.379% due 07/25/2036 •		1,290	1,120
0.379% due 08/25/2036 •		1,100	1,020
0.409% due 03/25/2037 •		5,503	5,284

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
0.669% due 10/25/2034 •		$12	$12
0.869% due 08/25/2045 •		2,073	2,071

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	900	1,058

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		1,150	1,348

MASTR Asset-Backed Securities Trust
0.209% due 11/25/2036 •		$9,243	6,855

Morgan Stanley ABS Capital, Inc. Trust
0.239% due 02/25/2037 •		2,883	2,558
0.289% due 02/25/2037 •		1,614	692
0.324% due 03/25/2037 •		9,858	5,288
0.339% due 09/25/2036 •		849	499
0.409% due 06/25/2036 •		1,805	1,207
1.039% due 07/25/2035 •		4,500	4,491

Mountain Hawk CLO Ltd.
1.423% due 04/18/2025 •		50	50

Nassau Ltd.
1.391% due 10/15/2029 •		3,300	3,301
2.374% due 07/20/2029 •		2,800	2,811

Ozlme BV
0.820% due 01/18/2030 •	EUR	2,500	2,929

Popular ABS Mortgage Pass-Through Trust
0.439% due 07/25/2036 •		$2,128	2,064

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 þ		2,351	2,358

Residential Asset Securities Corp. Trust
0.769% due 12/25/2035 •		10,019	9,722
0.814% due 11/25/2035 •		13,000	12,716

Saxon Asset Securities Trust
0.784% due 11/25/2037 •		3,580	3,506

Securitized Asset-Backed Receivables LLC Trust
0.199% due 05/25/2037 •		12,881	9,049
0.609% due 05/25/2036 •		3,091	2,154

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		5,000	5,150

Sound Point CLO Ltd.
1.156% due 07/25/2030 •		600	600

Soundview Home Loan Trust
0.574% due 02/25/2036 •		3,100	2,984
0.949% due 08/25/2035 ^•		2,989	2,870
1.189% due 07/25/2035 •		3,290	3,259

SP-Static CLO Ltd.
1.622% due 07/22/2028 •		4,880	4,890

Structured Asset Investment Loan Trust
0.259% due 09/25/2036 •		771	756

Structured Asset Securities Corp. Mortgage Loan Trust
0.759% due 04/25/2031 •		4,830	4,724

Telos CLO Ltd.
1.173% due 04/17/2028 •		1,685	1,685

TICP CLO Ltd.
1.064% due 04/20/2028 •		1,576	1,577

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		2,879	2,907
3.000% due 11/25/2059 ~		1,418	1,434
3.321% due 10/25/2057 ~		4,900	4,942

Venture CLO Ltd.
1.061% due 04/15/2027 •		4,708	4,708
1.221% due 08/28/2029 •		7,000	7,016
1.244% due 04/20/2029 •		5,400	5,403

Wind River CLO Ltd.
1.111% due 10/15/2027 •		1,814	1,817

Total Asset-Backed Securities (Cost $256,355)			271,150

SOVEREIGN ISSUES 5.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		1,473	493
0.125% due 07/09/2035 þ		2,698	805
0.125% due 07/09/2041 þ		9,150	3,164
1.000% due 07/09/2029		307	111
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	4,863	32

Brazil Government International Bond
4.750% due 01/14/2050		$2,644	2,407

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government International Bond
4.125% due 01/17/2048		$700	$807

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	6,981,571	63,684
0.100% due 03/10/2029 (f)		3,816,533	34,762

Saudi Government International Bond
3.450% due 02/02/2061		$3,700	3,413
4.000% due 04/17/2025		1,500	1,654
4.500% due 10/26/2046		200	221
5.000% due 04/17/2049		600	712

Total Sovereign Issues (Cost $116,148)			112,265

		SHARES
PREFERRED SECURITIES 1.0%

BANKING & FINANCE 0.2%

Banco Santander S.A.
6.750% due 04/25/2022 •(g)(h)		200,000	247

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(g)		1,227,000	1,228

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		504,225	768

Truist Financial Corp.
4.950% due 09/01/2025 •(g)		2,300,000	2,498

			4,741

UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(g)(i)		700,035	18,663

Total Preferred Securities (Cost $23,202)			23,404

SHORT-TERM INSTRUMENTS 8.7%

REPURCHASE AGREEMENTS (j) 4.9%
			109,406

		PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 2.6%
0.051% due 09/16/2021 - 09/23/2021 (c)(d)(l)(n)		58,200	58,194

U.S. TREASURY CASH MANAGEMENT BILLS 1.2%
0.041% due 07/20/2021 (d)(e)(l)		27,600	27,599

Total Short-Term Instruments (Cost $195,189)			195,199

Total Investments in Securities (Cost $1,501,650)			1,567,816

		SHARES
INVESTMENTS IN AFFILIATES 32.0%

SHORT-TERM INSTRUMENTS 32.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 32.0%

PIMCO Short-Term Floating NAV Portfolio III		72,689,982	716,723

Total Short-Term Instruments (Cost $716,541)			716,723

Total Investments in Affiliates (Cost $716,541)			716,723

Total Investments 101.9% (Cost $2,218,191)			$2,284,539

Financial Derivative Instruments (k)(m) 8.7% (Cost or Premiums, net $(14,502))			195,526

Other Assets and Liabilities, net (10.6)%			(238,640)

Net Assets 100.0%			$2,241,425

44	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$18,791	$18,663	0.83%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	0.020%	03/31/2021	04/01/2021	$104,200	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2021	$(106,264)	$104,200	$104,200
FICC	0.000	03/31/2021	04/01/2021	5,206	U.S. Treasury Notes 0.125% due 02/28/2023	(5,310)	5,206	5,206

Total Repurchase Agreements						$(111,574)	$109,406	$109,406

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.3)%
Uniform Mortgage-Backed Security, TBA	5.000%	05/01/2051		$6,000	$(6,649)	$(6,652)

Sovereign Issues (0.7)%
Canada Government International Bond	2.750%	12/01/2048	CAD	17,000	(16,579)	(15,933)

Total Short Sales (1.0)%					$(23,228)	$(22,585)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
JPS	$104,200	$0	$0	$0	$104,200	$(106,264)	$(2,064)
FICC	5,206	0	0	0	5,206	(5,310)	(104)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(15,933)	(15,933)	(840)	(16,773)

Total Borrowings and Other Financing Transactions	$109,406	$0	$0	$(15,933)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	45

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $135 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(3,679) at a weighted average interest rate of 1.446%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
E-mini S&P 500 Index June Futures	06/2021	2,809	$557,221	$4,968	$2,767	$0
Euro-Bund 10-Year Bond June Futures	06/2021	139	27,920	(57)	46	(101)
U.S. Treasury 30-Year Bond June Futures	06/2021	260	40,194	(1,622)	0	(114)

				$3,289	$2,813	$(215)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	1,194	$(263,548)	$264	$56	$0
U.S. Treasury 5-Year Note June Futures	06/2021	105	(12,957)	158	17	0
U.S. Treasury 10-Year Note June Futures	06/2021	4,278	(560,151)	14,131	1,070	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	207	(37,512)	2,011	239	0
United Kingdom Long Gilt June Futures	06/2021	14	(2,463)	40	10	0

				$16,604	$1,392	$0

Total Futures Contracts				$19,893	$4,205	$(215)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.220%	$800	$(9)	$1	$(8)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2024	0.500%	$	1,500	$23	$6	$29	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.256	EUR	4,300	29	(226)	(197)	6	0

							$52	$(220)	$(168)	$6	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	6,400	$(234)	$(75)	$(309)	$21	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		13,700	(493)	(74)	(567)	40	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		7,300	626	47	673	36	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		5,800	501	25	526	17	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		56,100	1,263	94	1,357	66	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		41,800	921	68	989	52	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025	EUR	9,669	1,342	60	1,402	43	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		15,000	1,955	156	2,111	103	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		98,400	2,917	170	3,087	103	0

						$8,798	$471	$9,269	$481	$0

46	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	06/16/2031	GBP	25,800	$(2,174)	$218	$(1,956)	$0	$(138)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		26,600	4,888	(444)	4,444	348	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	842,000	(802)	43	(759)	54	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	27,800	0	(108)	(108)	0	(5)
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		55,600	0	(215)	(215)	0	(11)
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		186,200	(807)	4,380	3,573	0	(51)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		13,700	(109)	637	528	0	(75)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		5,600	37	(342)	(305)	0	(31)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	25,200	0	(17)	(17)	5	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		37,000	0	(25)	(25)	7	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		37,000	0	(22)	(22)	6	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		37,000	0	(21)	(21)	7	0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		37,000	0	(3)	(3)	7	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		73,900	0	14	14	14	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022	$	37,000	(403)	9	(394)	5	0
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		99,400	153	3,790	3,943	0	(51)
Pay(6)	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		325,000	0	(2,142)	(2,142)	0	(212)
Pay(6)	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		712,500	0	(5,855)	(5,855)	0	(481)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		48,200	3	(4,653)	(4,650)	28	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		631,400	(19,702)	6,715	(12,987)	418	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		5,500	163	(141)	22	0	(5)
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		160,000	(516)	(3,462)	(3,978)	0	(169)
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		70,200	(153)	(1,502)	(1,655)	61	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		227,300	4,862	(4,890)	(28)	0	(316)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	01/31/2028		44,400	2	(3,368)	(3,366)	62	0
Pay(6)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		51,000	(3,184)	(338)	(3,522)	0	(68)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		36,600	(107)	142	35	45	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		100,900	2,599	(6,394)	(3,795)	0	(125)
Pay	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		118,400	(6,625)	(1,398)	(8,023)	0	(165)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2035		332,800	(4,850)	39,130	34,280	673	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		47,100	6,861	(14,293)	(7,432)	0	(161)
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		16,300	3,461	227	3,688	59	0
Pay(6)	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	14,000	111	(9)	102	0	(100)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	28,300	(1,253)	119	(1,134)	0	(50)
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		10,500	1,864	(148)	1,716	14	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	11,140,000	(3,459)	985	(2,474)	135	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		2,207,000	(1,346)	217	(1,129)	0	(255)
Receive	UKRPI	3.334	Maturity	08/15/2025	GBP	20,700	2	236	238	0	(33)
Pay	UKRPI	3.490	Maturity	09/15/2028		23,300	(3)	832	829	27	0
Pay	UKRPI	3.593	Maturity	11/15/2028		4,200	0	228	228	5	0
Pay	UKRPI	3.595	Maturity	11/15/2028		15,000	180	641	821	18	0
Pay	UKRPI	3.603	Maturity	11/15/2028		4,200	0	236	236	5	0
Pay	UKRPI	3.480	Maturity	01/15/2030		38,500	45	(62)	(17)	0	(14)
Pay	UKRPI	3.415	Maturity	02/15/2030		11,200	0	(201)	(201)	0	(4)
Pay	UKRPI	3.475	Maturity	08/15/2030		20,700	(20)	(670)	(690)	3	0
Receive	UKRPI	3.397	Maturity	11/15/2030		1,500	0	78	78	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		2,500	0	108	108	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		1,200	0	38	38	0	0
Pay	UKRPI	3.217	Maturity	11/15/2040		2,600	0	(395)	(395)	0	(6)
Pay	UKRPI	3.272	Maturity	11/15/2040		1,600	0	(207)	(207)	0	(4)
Pay	UKRPI	3.273	Maturity	11/15/2040		2,500	0	(322)	(322)	0	(6)
Pay	UKRPI	3.340	Maturity	11/15/2040		2,100	0	(211)	(211)	0	(5)
Receive	UKRPI	3.000	Maturity	11/15/2050		1,100	0	324	324	5	0
Receive	UKRPI	3.051	Maturity	11/15/2050		1,600	0	411	411	8	0
Receive	UKRPI	3.143	Maturity	11/15/2050		900	0	168	168	5	0

							$(20,282)	$8,068	$(12,214)	$2,024	$(2,541)

Total Swap Agreements							$(11,441)	$8,320	$(3,121)	$2,511	$(2,541)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	47

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$4,205	$2,511	$6,716	$0	$(215)	$(2,541)	$(2,756)

(l)

Securities with an aggregate market value of $87,407 and cash of $4,986 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	70,143		$12,312	$0	$(150)
	04/2021	GBP	59,491		84,215	2,201	0
	04/2021		$12,680	BRL	70,143	0	(218)
	04/2021		18,688	EUR	15,911	0	(29)
	04/2021		676	RUB	51,714	7	0
	05/2021	BRL	70,143		$12,663	223	0
	05/2021	EUR	15,911		18,699	29	0
	05/2021		$10,490	COP	37,808,835	0	(172)
	06/2021		392	RUB	29,623	0	(4)
	06/2021		5,455	TRY	41,096	0	(712)
	06/2021		2,831	ZAR	42,173	0	(1)

BPS	04/2021	EUR	8,042		$9,620	189	0
	04/2021	TRY	18,638		2,297	59	0
	06/2021	KRW	126,744		113	0	0

CBK	04/2021	TRY	16,709		2,055	49	0
	04/2021		$2,168	CAD	2,733	7	0
	05/2021	CAD	2,733		$2,168	0	(7)
	05/2021		$1,771	RUB	132,569	0	(27)
	06/2021		1,832		136,633	0	(42)
	06/2021		2,835	ZAR	42,173	0	(4)

GLM	04/2021		2,117	RUB	159,704	3	(12)

HUS	04/2021	BRL	47,649	EUR	7,116	0	(120)
	04/2021	EUR	7,227	BRL	47,649	0	(11)
	04/2021		4,860		$5,803	103	0
	04/2021	GBP	1,557		2,171	25	0
	04/2021		$1,304	JPY	141,800	0	(23)
	05/2021	EUR	4,929		$5,791	8	0
	05/2021		$1,793	RUB	134,343	0	(26)

48	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2021	HKD	1,209		$156	$0	$0
	06/2021		$10,319	MXN	215,146	133	0
	06/2021		445	RUB	33,087	0	(11)
	06/2021		33,238	SGD	44,806	59	0
	06/2021		10,651	ZAR	164,567	395	0

JPM	04/2021	MXN	230,237		$11,168	0	(86)
	06/2021	TWD	927,850		33,851	999	0
	06/2021		$155	ZAR	2,371	4	0
	10/2021		10,945	MXN	230,237	90	0

MYI	04/2021	BRL	47,649	EUR	7,019	0	(234)
	04/2021	EUR	7,116	BRL	47,649	120	0
	04/2021		$100,126	JPY	11,036,586	0	(445)
	05/2021	AUD	336		$256	1	0
	05/2021	EUR	7,006	BRL	47,649	230	0
	05/2021	JPY	11,036,586		$100,155	446	0

SCX	04/2021	BRL	70,143		13,006	545	0
	04/2021	CAD	2,733		2,157	0	(18)
	04/2021	EUR	36,441		44,268	1,534	0
	04/2021	GBP	1,662		2,298	7	0
	04/2021	TRY	9,050		1,112	25	0
	04/2021		$12,312	BRL	70,143	150	0
	04/2021		86,274	GBP	62,710	178	0
	05/2021	EUR	36,441		$42,854	95	0
	05/2021	GBP	62,710		86,282	0	(178)
	06/2021		$10,688	IDR	155,578,815	0	(113)

SOG	04/2021	JPY	11,178,386		$105,809	4,847	0

TOR	04/2021	CAD	61,629		48,684	0	(357)
	04/2021		$49,035	CAD	61,629	7	0
	05/2021	CAD	61,629		$49,037	0	(7)

UAG	04/2021	EUR	3,009		3,579	50	0
	04/2021		$11,255	MXN	230,237	0	(1)
	04/2021		729	RUB	55,492	4	0
	06/2021		904		67,568	0	(18)

Total Forward Foreign Currency Contracts						$12,822	$(3,026)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
UAG	Call - OTC USD versus TWD	TWD	28.490	01/25/2022	21,792	$132	$261

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	343,200	$826	$1,112

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	03/18/2024	166,100	1,595	1,788

							$2,421	$2,900

Total Purchased Options							$2,553	$3,161

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	900	$ (3)	$(3)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	3,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	3,400	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	3,200	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	6,200	(7)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	4,300	(4)	(2)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	49

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900%	06/16/2021	3,400	$ (3)	$(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,600	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,500	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,600	(2)	(1)

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	700	(4)	(3)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	6,800	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	3,100	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	7,800	(7)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	3,500	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	1,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,200	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	2,700	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,700	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	5,300	(6)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	3,800	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	3,800	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	5,600	(6)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,700	(2)	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	6,700	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	9,800	(16)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	12,200	(17)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	8,700	(10)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	3,100	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	3,100	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,600	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	6,200	(7)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	3,600	(4)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	5,700	(3)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	5,700	(7)	(5)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	900	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	3,100	(3)	(1)

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,400	(2)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	1,400	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	4,700	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	2,500	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	4,500	(5)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	4,400	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	4,400	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	2,500	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	2,200	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	2,500	(3)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	700	(3)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	3,400	(5)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	3,600	(2)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	3,600	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	3,500	(5)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	3,800	(4)	(2)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	700	(3)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	3,200	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,600	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	7,700	(9)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	6,100	(6)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,200	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	3,200	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	1,500	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	3,400	(3)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	3,400	(4)	(3)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	1,400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	3,000	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	3,000	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	3,000	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,500	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	3,000	(4)	(3)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	700	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	3,300	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,200	(3)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	2,000	(3)	(2)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	3,200	(3)	(1)

50	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750%	04/21/2021	4,500	$(6)	$0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,400	(2)	0

						$(296)	$(72)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus MXN	MXN	19.120	12/16/2021	26,085	$(581)	$(302)
	Call - OTC USD versus MXN		23.100	12/16/2021	26,085	(476)	(577)

MYI	Put - OTC USD versus CNH	CNH	6.400	12/16/2021	22,873	(233)	(90)
	Call - OTC USD versus CNH		7.000	12/16/2021	22,873	(233)	(169)
	Put - OTC USD versus MXN	MXN	19.000	12/09/2021	19,662	(389)	(201)
	Call - OTC USD versus MXN		23.000	12/09/2021	19,662	(389)	(438)

UAG	Call - OTC USD versus TWD	TWD	29.500	01/25/2022	43,584	(132)	(265)

						$(2,433)	$(2,042)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	22,200	$(264)	$(133)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	45,700	(582)	(225)

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	03/18/2024	332,300	(1,595)	(1,899)

							$(2,441)	$(2,257)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	2,300	$(7)	$(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	2,000	(13)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	3,000	(15)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	2,000	(9)	(11)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	800	(3)	(3)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	700	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	800	(3)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	1,900	(9)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	5,000	(30)	(29)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	2,800	(16)	(18)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	1,200	(5)	(4)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	1,700	(6)	(6)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	1,800	(7)	(8)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	2,900	(17)	(18)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	3,100	(7)	(23)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	2,100	(5)	(21)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	2,900	(7)	(33)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	1,300	(4)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	1,300	(4)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	1,100	(3)	(19)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	1,600	(6)	(41)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	1,200	(8)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	1,500	(9)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	3,200	(19)	(22)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	1,500	(8)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	2,600	(15)	(23)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	1,200	(6)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	5,100	(36)	(70)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	1,500	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	900	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	1,300	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	1,500	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	900	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.250	05/06/2021	300	(1)	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	51

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	$98.531	06/07/2021	3,000	$(19)	$(24)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	3,000	(15)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	4,200	(18)	(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	1,400	(8)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	1,400	(5)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	1,800	(5)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	1,100	(3)	(4)

					$(379)	$(578)

Total Written Options					$(5,549)	$(4,949)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$304	$(65)	$56	$0	$(9)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	S&P 500 Total Return Index	31,203	0.214% (3-Month USD-LIBOR plus a specified spread)	Maturity	04/07/2021	$	183,102	$0	$73,153	$73,153	$0
	Receive	S&P 500 Total Return Index	5,515	0.403% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/04/2021		45,435	0	(41)	0	(41)

CBK	Receive	S&P 500 Total Return Index	2,757	0.204% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/15/2021		21,476	0	1,228	1,228	0
	Receive	S&P 500 Total Return Index	6,272	0.388% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/15/2021		51,672	0	(45)	0	(45)

FAR	Receive	S&P 500 Total Return Index	7,760	0.224% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/21/2021		60,449	0	3,455	3,455	0
	Receive	S&P 500 Total Return Index	1,549	0.403% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/04/2021		12,761	0	(12)	0	(12)
	Receive	S&P 500 Total Return Index	25,210	0.371% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021		167,844	0	39,492	39,492	0
	Receive	S&P 500 Total Return Index	50,419	0.471% (3-Month USD-LIBOR plus a specified spread)	Maturity	04/20/2022		406,528	0	8,816	8,816	0

GST	Receive	S&P 500 Total Return Index	32,046	0.371% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/27/2021		216,943	0	46,618	46,618	0
	Receive	S&P 500 Total Return Index	2,445	0.470% (3-Month U.S. Treasury Bill rate plus a specified spread)	Quarterly	02/23/2022		20,143	0	(9)	0	(9)

HUS	Receive	S&P 500 Total Return Index	10,884	0.304% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/19/2021		88,587	0	1,050	1,050	0
	Receive	S&P 500 Total Return Index	5,040	0.242% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/09/2021		41,461	0	57	57	0
	Receive	S&P 500 Total Return Index	6,273	0.262% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/23/2021		51,604	0	71	71	0

52	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Receive	S&P 500 Total Return Index	17,586	0.322% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/11/2021	$	135,078	$0	$9,734	$9,734	$0

									$0	$183,567	$183,674	$(107)

Total Swap Agreements									$(65)	$183,623	$183,674	$(116)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$2,460	$0	$0	$2,460	$(1,286)	$(10)	$(9)	$(1,305)	$1,155	$(1,259)	$(104)
BPS	248	0	73,153	73,401	0	(7)	(41)	(48)	73,353	(74,920)	(1,567)
BRC	0	1,112	0	1,112	0	(378)	0	(378)	734	(720)	14
CBK	56	0	1,228	1,284	(80)	(1)	(45)	(126)	1,158	(4,090)	(2,932)
DUB	0	0	0	0	0	(6)	0	(6)	(6)	(30)	(36)
FAR	0	0	51,763	51,763	0	(85)	(12)	(97)	51,666	(49,843)	1,823
FBF	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
GLM	3	0	0	3	(12)	(879)	0	(891)	(888)	1,029	141
GSC	0	0	0	0	0	(83)	0	(83)	(83)	0	(83)
GST	0	0	46,618	46,618	0	(15)	(9)	(24)	46,594	(45,820)	774
HUS	723	0	10,912	11,635	(191)	0	0	(191)	11,444	(9,940)	1,504
JPM	1,093	0	0	1,093	(86)	(414)	0	(500)	593	(652)	(59)
MYC	0	0	0	0	0	(1)	0	(1)	(1)	(3,426)	(3,427)
MYI	797	0	0	797	(679)	(898)	0	(1,577)	(780)	1,038	258
NGF	0	1,788	0	1,788	0	(1,899)	0	(1,899)	(111)	0	(111)
SCX	2,534	0	0	2,534	(309)	0	0	(309)	2,225	(2,310)	(85)
SOG	4,847	0	0	4,847	0	0	0	0	4,847	(4,500)	347
TOR	7	0	0	7	(364)	0	0	(364)	(357)	361	4
UAG	54	261	0	315	(19)	(265)	0	(284)	31	301	332

Total Over the Counter	$12,822	$3,161	$183,674	$199,657	$(3,026)	$(4,949)	$(116)	$(8,091)

(n)

Securities with an aggregate market value of $2,729 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	53

Schedule of Investments	PIMCO StocksPLUS® Absolute Return Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$2,767	$0	$1,438	$4,205
Swap Agreements	0	487	0	0	2,024	2,511

	$0	$487	$2,767	$0	$3,462	$6,716

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,822	$0	$12,822
Purchased Options	0	0	0	261	2,900	3,161
Swap Agreements	0	0	183,674	0	0	183,674

	$0	$0	$183,674	$13,083	$2,900	$199,657

	$0	$487	$186,441	$13,083	$6,362	$206,373

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$215	$215
Swap Agreements	0	0	0	0	2,541	2,541

	$0	$0	$0	$0	$2,756	$2,756

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,026	$0	$3,026
Written Options	0	72	0	2,042	2,835	4,949
Swap Agreements	0	9	107	0	0	116

	$0	$81	$107	$5,068	$2,835	$8,091

	$0	$81	$107	$5,068	$5,591	$10,847

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(296)	$(296)
Written Options	0	0	0	0	615	615
Futures	0	0	206,348	0	2,821	209,169
Swap Agreements	0	736	0	0	(50,988)	(50,252)

	$0	$736	$206,348	$0	$(47,848)	$159,236

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(26,299)	$0	$(26,299)
Purchased Options	0	0	0	(151)	40,481	40,330
Written Options	0	740	0	151	(20,729)	(19,838)
Swap Agreements	0	80	287,976	0	(30)	288,026

	$0	$820	$287,976	$(26,299)	$19,722	$282,219

	$0	$1,556	$494,324	$(26,299)	$(28,126)	$441,455

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$19	$19
Futures	0	0	8,927	0	29,270	38,197
Swap Agreements	0	557	0	0	54,372	54,929

	$0	$557	$8,927	$0	$83,661	$93,145

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,442	$0	$18,442
Purchased Options	0	0	0	128	(39,327)	(39,199)
Written Options	0	234	0	391	41,889	42,514
Swap Agreements	0	(149)	421,828	0	0	421,679

	$0	$85	$421,828	$18,961	$2,562	$443,436

	$0	$642	$430,755	$18,961	$86,223	$536,581

54	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$140,707	$0	$140,707
Industrials	0	66,203	0	66,203
Utilities	0	19,612	0	19,612
Municipal Bonds & Notes
California	0	130	0	130
Illinois	0	372	0	372
Nevada	0	150	0	150
New York	0	1,240	0	1,240
U.S. Government Agencies	0	108,041	0	108,041
U.S. Treasury Obligations	0	489,091	0	489,091
Non-Agency Mortgage-Backed Securities	0	140,252	0	140,252
Asset-Backed Securities	0	271,150	0	271,150
Sovereign Issues	0	112,265	0	112,265
Preferred Securities
Banking & Finance	0	4,741	0	4,741
Utilities	0	0	18,663	18,663
Short-Term Instruments
Repurchase Agreements	0	109,406	0	109,406
U.S. Treasury Bills	0	58,194	0	58,194
U.S. Treasury Cash Management Bills	0	27,599	0	27,599

	$0	$1,549,153	$18,663	$1,567,816

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	716,723	0	0	716,723

Total Investments	$716,723	$1,549,153	$18,663	$2,284,539

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(15,933)	$0	$(15,933)
U.S. Government Agencies	0	(6,652)	0	(6,652)

	$0	$(22,585)	$0	$(22,585)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,205	2,511	0	6,716
Over the counter	0	199,657	0	199,657

	$4,205	$202,168	$0	$206,373

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(215)	(2,541)	0	(2,756)
Over the counter	0	(8,091)	0	(8,091)

	$(215)	$(10,632)	$0	$(10,847)

Total Financial Derivative Instruments	$3,990	$191,536	$0	$195,526

Totals	$720,713	$1,718,104	$18,663	$2,457,480

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	55

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 69.8%

CORPORATE BONDS & NOTES 13.0%

BANKING & FINANCE 8.0%

Aviation Capital Group LLC
5.500% due 12/15/2024		$400	$448

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		300	320

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		1,000	1,015
7.125% due 06/15/2025 •(e)(f)	GBP	500	778
8.000% due 06/15/2024 •(e)(f)		$300	333

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(e)(f)	EUR	400	476

Credit Suisse Group AG
3.750% due 03/26/2025		$484	522
7.250% due 09/12/2025 •(e)(f)		264	287

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	500	604
1.420% (US0003M + 1.230%) due 02/27/2023 ~		$1,188	1,197
1.625% due 01/20/2027	EUR	800	979
1.750% due 01/17/2028		100	123
3.547% due 09/18/2031 •		$150	155
4.250% due 10/14/2021		1,254	1,277

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,400	1,569

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	286	364

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$600	615

HSBC Holdings PLC
1.189% (US0003M + 1.000%) due 05/18/2024 ~		200	202
2.848% due 06/04/2031 •		200	200
4.300% due 03/08/2026		220	246
4.950% due 03/31/2030		800	935

ING Groep NV
5.750% due 11/16/2026 •(e)(f)		300	327

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(e)(f)	EUR	300	432

Lloyds Banking Group PLC
4.550% due 08/16/2028		$2,800	3,191
7.500% due 09/27/2025 •(e)(f)		500	573

Nationwide Building Society
4.363% due 08/01/2024 •		374	404

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		1,800	1,840
4.519% due 06/25/2024 •		1,100	1,188
4.892% due 05/18/2029 •		396	452

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		300	301
2.600% due 09/28/2022		300	307
2.650% due 07/13/2022		800	817

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		440	484

Standard Chartered PLC
1.383% (US0003M + 1.200%) due 09/10/2022 ~		600	603
1.456% due 01/14/2027 •		900	880

UBS AG
5.125% due 05/15/2024 (f)		462	510
7.625% due 08/17/2022 (f)		363	396

Wells Fargo & Co.
2.393% due 06/02/2028 •		5,800	5,948

Weyerhaeuser Co.
4.000% due 04/15/2030		900	996

			32,294

INDUSTRIALS 2.2%

AEP Transmission Co. LLC
3.650% due 04/01/2050		1,200	1,279

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aker BP ASA
2.875% due 01/15/2026		$150	$155

Baidu, Inc.
3.425% due 04/07/2030		1,000	1,050

BAT Capital Corp.
3.222% due 08/15/2024		100	107

BAT International Finance PLC
3.950% due 06/15/2025		30	33

Boeing Co.
2.750% due 02/01/2026		200	206

Charter Communications Operating LLC
4.908% due 07/23/2025		132	150

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		200	211

CSN Resources S.A.
7.625% due 02/13/2023		250	260

CVS Health Corp.
3.625% due 04/01/2027		1,400	1,539

DAE Funding LLC
1.625% due 02/15/2024		400	399
2.625% due 03/20/2025		200	202
3.375% due 03/20/2028		200	199

Equinor ASA
3.125% due 04/06/2030		1,400	1,482

Expedia Group, Inc.
6.250% due 05/01/2025		44	51

Imperial Brands Finance PLC
3.500% due 07/26/2026		200	214

Kraft Heinz Foods Co.
5.000% due 07/15/2035		22	25
5.200% due 07/15/2045		22	25

MPLX LP
2.650% due 08/15/2030		300	294

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		600	653
4.810% due 09/17/2030		200	220

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		300	295

			9,049

UTILITIES 2.8%

AT&T, Inc.
2.250% due 02/01/2032		500	476

Berkshire Hathaway Energy Co.
4.250% due 10/15/2050		700	805

Consolidated Edison Co. of New York, Inc.
3.950% due 04/01/2050		1,700	1,849

Exelon Corp.
4.050% due 04/15/2030		2,100	2,342

Idaho Power Co.
4.200% due 03/01/2048		1,000	1,136

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~		1,300	1,303
4.550% due 07/01/2030		200	217

Petrobras Global Finance BV
5.093% due 01/15/2030		446	464

Sprint Corp.
7.875% due 09/15/2023		600	686

Vodafone Group PLC
2.500% due 05/24/2039	EUR	500	685

Xcel Energy, Inc.
3.400% due 06/01/2030		$1,100	1,184

			11,147

Total Corporate Bonds & Notes (Cost $49,692)			52,490

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040		350	505

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	$21	$24

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	20	28

Total Municipal Bonds & Notes (Cost $391)		557

U.S. GOVERNMENT AGENCIES 5.7%

Fannie Mae
0.459% due 07/25/2037 •	1	1
0.489% due 07/25/2037 •	2	2
0.509% due 09/25/2035 •	4	5
0.519% due 09/25/2035 •	8	8
0.829% due 06/25/2037 •	14	14
2.310% due 08/01/2022	21	22
4.000% due 04/25/2042	493	553

Freddie Mac
0.676% due 06/15/2041 •	64	65
0.806% due 08/15/2037 •	12	12
0.816% due 10/15/2037 •	2	2
0.826% due 05/15/2037 - 09/15/2037 •	14	14
4.000% due 07/15/2042	427	487
5.000% due 03/01/2038	169	197
5.500% due 07/01/2028 - 07/01/2038	39	44

Ginnie Mae
0.540% due 11/20/2062 •	356	354
3.500% due 01/15/2042 - 06/15/2045	417	447
5.000% due 08/15/2038 - 05/15/2039	52	60
6.000% due 08/15/2037	16	18

Ginnie Mae, TBA
5.000% due 04/01/2051	4,900	5,365

Small Business Administration
4.430% due 05/01/2029	11	12
5.290% due 12/01/2027	2	2
6.220% due 12/01/2028	2	2

Uniform Mortgage-Backed Security
3.500% due 09/01/2047 - 10/01/2048	5,154	5,465
4.000% due 07/01/2025 - 09/01/2025	23	25
4.500% due 06/01/2023 - 10/01/2041	226	253
5.500% due 02/01/2022 - 09/01/2041	596	693
6.000% due 07/01/2036 - 05/01/2041	175	207
6.500% due 10/01/2035	8	9

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	3,005	2,988
4.500% due 04/01/2051	5,300	5,770

Total U.S. Government Agencies (Cost $22,529)		23,096

U.S. TREASURY OBLIGATIONS 27.9%

U.S. Treasury Bonds
1.375% due 11/15/2040	2,100	1,787
3.000% due 08/15/2048	154	173
3.000% due 02/15/2049	6,800	7,642
4.625% due 02/15/2040	1,807	2,493

U.S. Treasury Inflation Protected Securities (d)
0.125% due 02/15/2051	100	101
0.250% due 02/15/2050	1,933	2,024
0.625% due 02/15/2043	114	129
0.750% due 02/15/2045	444	515
1.000% due 02/15/2048	4,597	5,730
1.000% due 02/15/2049	719	902
1.375% due 02/15/2044	786	1,028

U.S. Treasury Notes
0.375% due 12/31/2025 (h)	800	781

56	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.375% due 01/31/2026	$2,100	$2,048
0.500% due 02/28/2026	3,400	3,334
1.375% due 09/30/2023	11,340	11,664
1.625% due 02/15/2026	100	103
1.750% due 12/31/2024 (h)	2,100	2,191
1.875% due 07/31/2022	8,352	8,549
2.000% due 07/31/2022	2,970	3,045
2.000% due 04/30/2024	300	315
2.000% due 11/15/2026	7,329	7,692
2.125% due 05/15/2025	1,711	1,812
2.250% due 08/15/2027	6,800	7,209
2.375% due 08/15/2024	3,862	4,111
2.375% due 05/15/2029	7,000	7,440
2.625% due 12/31/2025	200	217
2.625% due 02/15/2029	23,656	25,593
2.875% due 09/30/2023	1,360	1,449
2.875% due 11/30/2023 (h)	1,180	1,262
3.000% due 09/30/2025	600	659
3.000% due 10/31/2025 (h)	600	659

Total U.S. Treasury Obligations (Cost $106,518)		112,657

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%

American Home Mortgage Assets Trust
0.299% due 10/25/2046 •	2,697	1,758

BCAP LLC Trust
3.277% due 03/27/2037 ~	210	183

Bear Stearns ALT-A Trust
0.429% due 02/25/2034 •	9	9
0.429% due 06/25/2046 ^•	340	315
0.449% due 04/25/2037 •	279	270
3.243% due 11/25/2035 ^~	1,654	1,598

ChaseFlex Trust
0.409% due 07/25/2037 •	1,275	1,177

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.715% due 07/25/2036 •	150	146

CIM Trust
3.015% due 06/25/2057 ~	1,595	1,597

Citigroup Mortgage Loan Trust
3.828% due 06/25/2036 ^~	27	28

Countrywide Alternative Loan Trust
0.269% due 02/25/2047 •	11	10
0.289% due 05/25/2047 •	67	64
0.349% due 08/25/2047 •	1,384	1,346
0.459% due 05/25/2037 ^•	671	239
1.259% due 02/25/2036 •	7	7
1.980% due 03/25/2047 ^•	2,269	1,981
6.000% due 12/25/2034	791	786

Countrywide Home Loan Mortgage Pass-Through Trust
2.675% due 02/20/2035 ~	1	1
2.769% due 11/25/2034 ~	3	3

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.259% due 03/25/2037 ^•	401	399

First Horizon Mortgage Pass-Through Trust
3.142% due 11/25/2037 ^~	187	184

GSR Mortgage Loan Trust
2.841% due 09/25/2035 ~	13	13
2.873% due 11/25/2035 ~	1	1
6.000% due 03/25/2037 ^	2	1
6.250% due 10/25/2036 ^	123	124

IndyMac Mortgage Loan Trust
0.309% due 11/25/2046 •	814	773
0.379% due 10/25/2036 •	190	111

JP Morgan Mortgage Trust
3.017% due 08/25/2034 ~	11	11
3.171% due 07/25/2035 ~	217	219

Merrill Lynch Mortgage Investors Trust
3.199% due 09/25/2035 ^~	24	23

Morgan Stanley Mortgage Loan Trust
0.389% due 01/25/2036 •	360	246

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ	2	1

Residential Accredit Loans, Inc. Trust
0.279% due 01/25/2037 •	369	345
0.479% due 08/25/2036 •	104	97

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.619% due 09/25/2045 •		$9	$9
6.000% due 03/25/2037 ^		1,130	1,085

Structured Adjustable Rate Mortgage Loan Trust
0.409% due 02/25/2037 •		197	197

Structured Asset Mortgage Investments Trust
0.369% due 03/25/2037 •		4	2

Taurus UK DAC
0.000% due 05/17/2031 •	GBP	300	415

Wachovia Mortgage Loan Trust LLC
2.502% due 10/20/2035 ~		$80	60

WaMu Mortgage Pass-Through Certificates Trust
1.179% due 09/25/2046 ^•		1,059	1,044
1.259% due 02/25/2046 •		21	21
1.459% due 11/25/2042 •		11	11
2.644% due 01/25/2037 ^~		69	61
3.112% due 08/25/2046 ^~		460	458

Total Non-Agency Mortgage-Backed Securities (Cost $15,681)			17,429

ASSET-BACKED SECURITIES 12.3%

ACE Securities Corp. Home Equity Loan Trust
0.249% due 07/25/2036 •		411	338
4.609% due 08/25/2040 ^•		691	665

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	1,100	1,290

Argent Securities Trust
0.259% due 07/25/2036 •		$673	620
0.429% due 05/25/2036 •		3,170	1,205

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.189% due 01/25/2034 •		472	468

Asset-Backed Securities Corp. Home Equity Loan Trust
1.069% due 07/25/2035 •		61	61

Bear Stearns Asset-Backed Securities Trust
0.269% due 08/25/2036 •		160	154

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •	EUR	1,300	1,526

Cairn CLO BV
0.600% due 04/30/2031 •		600	704

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		$407	410

Citigroup Mortgage Loan Trust
0.429% due 09/25/2036 •		1,188	1,006

Citigroup Mortgage Loan Trust, Inc.
0.979% due 07/25/2035 •		76	76

Countrywide Asset-Backed Certificates
0.269% due 12/25/2035 ^•		309	307
0.309% due 09/25/2047 ^•		476	455
0.399% due 01/25/2037 •		4,180	3,729
0.589% due 03/25/2036 •		105	101
0.769% due 04/25/2036 •		737	737
1.144% due 12/25/2035 •		770	768
1.174% due 07/25/2035 •		616	613
4.497% due 10/25/2046 ^~		234	234

Countrywide Asset-Backed Certificates Trust
0.589% due 05/25/2036 •		1,540	1,529

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	500	592

Ellington Loan Acquisition Trust
1.159% due 05/25/2037 •		$517	519

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023		180	182

GoldenTree Loan Management EUR CLO DAC
1.550% due 07/20/2031 •	EUR	1,300	1,530

GSAMP Trust
0.179% due 12/25/2036 •		$5	3
0.339% due 01/25/2037 •		902	798

Halcyon Loan Advisors Funding Ltd.
1.322% due 10/22/2025 •		16	16

HSI Asset Securitization Corp. Trust
0.249% due 01/25/2037 •		602	540

MASTR Asset-Backed Securities Trust
0.159% due 01/25/2037 •		6	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
0.268% due 08/25/2037 •		$1,306	$861
0.369% due 02/25/2037 •		2,179	926

Monarch Grove CLO
1.098% due 01/25/2028 •		831	831

Morgan Stanley ABS Capital, Inc. Trust
0.239% due 01/25/2037 •		2,411	1,501
0.324% due 03/25/2037 •		1,735	931

Mountain Hawk CLO Ltd.
1.423% due 04/18/2025 •		12	12

Mountain View CLO LLC
1.313% due 10/16/2029 •		800	800

Nassau Ltd.
1.391% due 10/15/2029 •		600	600

NovaStar Mortgage Funding Trust
0.359% due 09/25/2036 •		1,296	778

Option One Mortgage Loan Trust
0.329% due 04/25/2037 •		933	756
0.329% due 05/25/2037 •		539	399
0.649% due 01/25/2036 •		814	771
0.889% due 02/25/2035 •		1,328	1,324

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		211	114

Residential Asset Securities Corp. Trust
0.829% due 01/25/2036 •		2,200	2,118

Securitized Asset-Backed Receivables LLC Trust
0.589% due 07/25/2036 •		358	207

SG Mortgage Securities Trust
0.469% due 02/25/2036 •		1,856	1,288

Sound Point CLO Ltd.
1.161% due 01/23/2029 •		1,400	1,399

Soundview Home Loan Trust
0.189% due 06/25/2037 •		3	2
0.219% due 02/25/2037 •		1,628	607
0.259% due 03/25/2037 •		178	172
0.319% due 06/25/2037 •		638	520

Structured Asset Securities Corp. Mortgage Loan Trust
0.319% due 02/25/2037 •		580	556
0.339% due 05/25/2047 •		924	905

Symphony CLO Ltd.
1.121% due 04/15/2028 •		408	409

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		4,928	5,156

Venture CLO Ltd.
1.221% due 08/28/2029 •		1,300	1,303

WaMu Asset-Backed Certificates WaMu Trust
0.469% due 04/25/2037 •		4,742	2,436

Wells Fargo Home Equity Asset-Backed Securities Trust
0.859% due 12/25/2035 •		701	689

Total Asset-Backed Securities (Cost $46,722)			49,549

SOVEREIGN ISSUES 3.8%

Argentina Government International Bond
0.125% due 07/09/2030 þ		256	86
0.125% due 07/09/2035 þ		469	140
0.125% due 07/09/2041 þ		1,629	563
1.000% due 07/09/2029		54	19
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	996	7

Brazil Government International Bond
4.750% due 01/14/2050		$582	530

Israel Government International Bond
4.125% due 01/17/2048		200	231

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	1,348,429	12,300

Saudi Government International Bond
3.450% due 02/02/2061		$800	738
4.000% due 04/17/2025		374	412
5.000% due 04/17/2049		200	237

Total Sovereign Issues (Cost $15,871)			15,263

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	57

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Banco Santander S.A.
6.250% due 09/11/2021 •(e)(f)	100,000	$120

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(e)	225,000	225

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (e)	113,250	172

Total Preferred Securities (Cost $467)		517

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.6%

ISRAEL TREASURY BILLS 0.2%
(0.052)% due 10/06/2021 (b)(c)	ILS	2,400	$718

U.S. TREASURY BILLS 2.4%
0.101% due 04/01/2021 - 05/11/2021 (a)(b)(h)(j)		$9,840	9,840

Total Short-Term Instruments (Cost $10,561)			10,558

Total Investments in Securities (Cost $268,432)			282,116

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 32.9%

SHORT-TERM INSTRUMENTS 32.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 32.9%

PIMCO Short-Term Floating NAV Portfolio III	13,491,489	$133,026

Total Short-Term Instruments (Cost $132,982)		133,026

Total Investments in Affiliates (Cost $132,982)		133,026

Total Investments 102.7% (Cost $401,414)		$415,142

Financial Derivative Instruments (g)(i) 13.5% (Cost or Premiums, net $(5,958))		54,647

Other Assets and Liabilities, net (16.2)%		(65,550)

Net Assets 100.0%		$404,239

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (1.1)%
Uniform Mortgage-Backed Security, TBA	5.000%	04/01/2051	$ 3,900	$(4,322)	$(4,323)

Sovereign Issues (0.9)%
Canada Government International Bond	2.750%	12/01/2048	CAD 3,900	(3,698)	(3,654)

Total Short Sales (2.0)%				$(8,020)	$(7,977)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Master Securities Forward Transaction Agreement
TDM	$0	$0	$0	$(3,654)	$(3,654)	$(20)	$(3,674)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(3,654)

(1) Payable for short sales includes $30 of accrued interest.

58	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	49	$9,842	$1	$16	$(35)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Mini MSCI EAFE Index June Futures	06/2021	23	$(2,521)	$20	$22	$0
U.S. Treasury 2-Year Note June Futures	06/2021	170	(37,524)	36	8	0
U.S. Treasury 5-Year Note June Futures	06/2021	85	(10,489)	128	14	0
U.S. Treasury 10-Year Note June Futures	06/2021	348	(45,566)	1,148	87	0
U.S. Treasury 30-Year Bond June Futures	06/2021	170	(26,281)	1,059	74	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	100	(18,122)	908	116	0
United Kingdom Long Gilt June Futures	06/2021	3	(528)	9	2	0

				$3,308	$323	$0

Total Futures Contracts				$3,309	$339	$(35)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$	16,600	$(389)	$(12)	$(401)	$0	$(18)
CDX.IG-36 5-Year Index	(1.000)	Quarterly	06/20/2026		26,400	(571)	(54)	(625)	0	(35)

						$(960)	$(66)	$(1,026)	$0	$(53)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	1,100	$(40)	$(13)	$(53)	$4	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		1,800	(65)	(9)	(74)	5	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		300	26	1	27	1	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025	EUR	2,072	287	13	300	9	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		3,000	392	30	422	21	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		9,500	283	15	298	10	0

						$883	$37	$920	$50	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	06/16/2031	GBP	4,700	$(396)	$40	$(356)	$0	$(25)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		4,900	900	(81)	819	64	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	156,600	(149)	8	(141)	10	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	5,800	6	(29)	(23)	0	(1)
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		11,600	13	(58)	(45)	0	(2)
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		42,700	1,272	(453)	819	0	(12)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		4,150	678	(518)	160	0	(23)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	5,500	0	(4)	(4)	1	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		7,800	0	(5)	(5)	2	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		7,800	0	(5)	(5)	1	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		7,800	0	(4)	(4)	2	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	59

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CNY-CNREPOFIX	2.770%	Quarterly	03/17/2026	CNY	7,800	$0	$(1)	$(1)	$1	$0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		15,500	13	(10)	3	3	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022	$	34,200	(358)	(6)	(364)	4	0
Pay(5)	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		82,400	163	(706)	(543)	0	(54)
Pay(5)	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		114,900	76	(1,020)	(944)	0	(78)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		26,600	(1,160)	269	(891)	21	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		24,700	(2,665)	282	(2,383)	14	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		144,500	(5,035)	2,063	(2,972)	96	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		1,700	(147)	30	(117)	2	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		2,700	63	(52)	11	0	(3)
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		23,200	(44)	(533)	(577)	0	(24)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		71,900	2,375	(2,384)	(9)	0	(100)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		21,400	(2,510)	800	(1,710)	28	0
Pay(5)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		9,300	(581)	(61)	(642)	0	(12)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		60,200	983	(3,247)	(2,264)	0	(75)
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		12,400	82	758	840	17	0
Receive(5)	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		18,200	(166)	1,135	969	19	0
Receive(5)	3-Month USD-LIBOR	1.170	Semi-Annual	08/04/2031		29,400	56	1,831	1,887	30	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		1,100	(25)	(149)	(174)	0	(4)
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		3,000	637	42	679	11	0
Pay(5)	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	2,600	21	(2)	19	0	(19)
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	5,100	(226)	22	(204)	0	(9)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		1,900	337	(26)	311	3	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	1,310,000	(363)	72	(291)	16	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		414,000	(256)	44	(212)	0	(48)
Receive	UKRPI	3.334	Maturity	08/15/2025	GBP	2,800	(35)	67	32	0	(4)
Pay	UKRPI	3.595	Maturity	11/15/2028		5,500	553	(252)	301	6	0
Pay	UKRPI	3.480	Maturity	01/15/2030		8,600	435	(439)	(4)	0	(3)
Pay	UKRPI	3.415	Maturity	02/15/2030		1,600	54	(83)	(29)	0	(1)
Pay	UKRPI	3.475	Maturity	08/15/2030		2,600	54	(141)	(87)	0	0
Receive	UKRPI	3.397	Maturity	11/15/2030		200	(1)	11	10	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		400	(4)	22	18	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		200	(5)	11	6	0	0
Pay	UKRPI	3.217	Maturity	11/15/2040		400	(5)	(56)	(61)	0	(1)
Pay	UKRPI	3.272	Maturity	11/15/2040		300	3	(42)	(39)	0	0
Pay	UKRPI	3.273	Maturity	11/15/2040		400	5	(56)	(51)	0	(1)
Pay	UKRPI	3.340	Maturity	11/15/2040		300	13	(43)	(30)	0	(1)
Receive	UKRPI	3.000	Maturity	11/15/2050		200	5	54	59	1	0
Receive	UKRPI	3.051	Maturity	11/15/2050		300	(6)	83	77	1	0
Receive	UKRPI	3.143	Maturity	11/15/2050		100	(10)	29	19	1	0

							$(5,350)	$(2,793)	$(8,143)	$354	$(500)

Total Swap Agreements							$(5,427)	$(2,822)	$(8,249)	$404	$(553)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$339	$404	$743	$0	$(35)	$(553)	$(588)

(h)

Securities with an aggregate market value of $6,313 and cash of $2,253 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

60	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	10,464		$1,837	$0	$(22)
	04/2021	GBP	73		102	1	0
	04/2021		$1,892	BRL	10,465	0	(33)
	04/2021		4,024	CAD	5,076	15	0
	04/2021		149	RUB	11,437	2	0
	05/2021	BRL	10,464		$1,889	33	0
	05/2021	EUR	491		586	10	0
	05/2021		$1,955	COP	7,045,836	0	(32)
	06/2021		46	RUB	3,476	0	(1)
	06/2021		991	TRY	7,467	0	(129)
	06/2021		506	ZAR	7,532	0	0

BPS	04/2021	GBP	102		$142	1	0
	04/2021	TRY	3,387		417	11	0
	05/2021	EUR	1,466		1,752	31	0

BRC	04/2021	CHF	170		186	6	0
	08/2021		$2	MXN	34	0	0

CBK	04/2021	CAD	301		$239	0	(1)
	04/2021	TRY	3,037		373	9	0
	05/2021	EUR	1,129		1,360	35	0
	05/2021		$239	CAD	301	1	0
	05/2021		392	RUB	29,318	0	(6)
	06/2021		215		16,034	0	(5)
	06/2021		506	ZAR	7,532	0	(1)
	10/2021	ILS	2,401		$726	5	0

GLM	04/2021		$468	RUB	35,319	1	(3)
	06/2021		581	CNH	3,827	0	(1)
	06/2021	ZAR	5,551		$374	2	0

HUS	04/2021	BRL	6,073	EUR	907	0	(15)
	04/2021	CAD	4,775		$3,774	0	(25)
	04/2021	EUR	921	BRL	6,073	0	(1)
	04/2021	GBP	1,230		$1,715	20	0
	04/2021		$479	CHF	448	0	(5)
	04/2021		513	GBP	374	2	0
	04/2021		1,240	JPY	134,800	0	(22)
	05/2021	AUD	158		$123	3	0
	05/2021	EUR	7,393		8,941	264	0
	05/2021		$397	RUB	29,710	0	(6)
	06/2021		1,887	MXN	39,350	24	0
	06/2021		52	RUB	3,883	0	(1)
	06/2021		6,181	SGD	8,333	11	0
	06/2021		2,399	ZAR	37,072	89	0

JPM	04/2021	MXN	41,835		$2,029	0	(16)
	06/2021	CNY	8,973		1,377	18	0
	10/2021		$1,989	MXN	41,835	16	0

MYI	04/2021	BRL	6,073	EUR	895	0	(30)
	04/2021	EUR	907	BRL	6,073	15	0
	04/2021		$11,833	JPY	1,304,332	0	(53)
	05/2021	EUR	893	BRL	6,073	29	0
	05/2021	JPY	1,304,332		$11,837	53	0
	06/2021		$753	CNH	4,945	0	(4)

SCX	04/2021	BRL	10,464		$1,940	81	0
	04/2021	GBP	58		81	1	0
	04/2021	TRY	1,645		202	5	0
	04/2021		$1,837	BRL	10,464	22	0
	06/2021	TWD	173,202		$6,300	168	0
	06/2021		$1,992	IDR	28,998,986	0	(21)

SOG	04/2021	JPY	1,439,132		$13,622	624	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	61

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
TOR	04/2021	CAD	12,248		$9,675	$0	$(71)
	04/2021		$9,745	CAD	12,248	1	0
	05/2021	CAD	12,248		$9,745	0	(1)

UAG	04/2021		$2,045	MXN	41,835	0	0
	04/2021		161	RUB	12,272	1	0
	05/2021		718	EUR	606	0	(6)
	06/2021		106	RUB	7,929	0	(2)

Total Forward Foreign Currency Contracts						$1,610	$(513)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
UAG	Call - OTC USD versus TWD	TWD	28.490	01/25/2022	4,831	$29	$58

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	75,900	$180	$246

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	03/18/2024	30,200	290	325

							$470	$571

Total Purchased Options							$499	$629

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450%	04/21/2021	700	$0	$0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,400	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	300	0	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	100	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	1,700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	700	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,200	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	800	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,100	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	300	0	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	1,300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,000	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	2,800	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,700	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,200	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	600	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	1,000	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	1,000	(1)	(1)

62	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000%	04/21/2021	200	$(1)	$0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	600	(1)	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	600	0	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,000	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	1,000	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,000	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	500	(1)	0

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	700	(1)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	600	0	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	700	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	700	(1)	(1)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	100	0	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	700	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	1,700	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	1,300	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	600	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	600	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	600	(1)	(1)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	200	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	700	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	300	0	0

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	400	0	0

						$ (56)	$ (13)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus MXN	MXN	19.120	12/16/2021	5,291	$(118)	$(61)
	Call - OTC USD versus MXN		23.100	12/16/2021	5,291	(97)	(117)

MYI	Put - OTC USD versus CNH	CNH	6.400	12/16/2021	4,640	(47)	(18)
	Call - OTC USD versus CNH		7.000	12/16/2021	4,640	(47)	(34)
	Put - OTC USD versus MXN	MXN	19.000	12/09/2021	3,988	(79)	(41)
	Call - OTC USD versus MXN		23.000	12/09/2021	3,988	(79)	(89)

UAG	Call - OTC USD versus TWD	TWD	29.500	01/25/2022	9,662	(29)	(59)

						$(496)	$(419)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	4,900	$(60)	$(29)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	10,100	(128)	(50)

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	03/18/2024	60,400	(290)	(345)

							$(478)	$(424)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	63

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	500	$(1)	$(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	400	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	600	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	400	(2)	(2)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	200	(1)	(1)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	200	(1)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	300	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	900	(5)	(5)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	200	(1)	(1)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	300	(1)	(1)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	300	(1)	(1)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	500	(3)	(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	700	(2)	(5)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	400	(1)	(4)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	600	(1)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	200	0	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	300	(1)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	300	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	600	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	300	(2)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	500	(3)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	1,000	(7)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	600	(4)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	600	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	800	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	200	(1)	(1)

					$(69)	$(109)

Total Written Options					$(1,099)	$(965)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	1.011%	EUR 300	$69	$(2)	$67	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FBF	Receive	NDDUEAFE Index	10,092	0.022% (3-Month USD-LIBOR less a specified spread)	Quarterly	07/21/2021	$71,500	$0	$718	$718	$0
	Receive	NDDUEAFE Index	1,753	0.072% (3-Month USD-LIBOR less a specified spread)	Quarterly	08/11/2021	12,579	0	(35)	0	(35)

MEI	Receive	NDDUEAFE Index	1,417	0.039% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/12/2021	10,307	0	(167)	0	(167)
	Receive	NDDUEAFE Index	16,781	0.078% (3-Month USD-LIBOR less a specified spread)	Maturity	06/23/2021	91,034	0	28,928	28,928	0

64	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYI	Receive	NDDUEAFE Index	3,171	0.079% (3-Month USD-LIBOR less a specified spread)	Quarterly	08/11/2021	$23,065	$0	$(374)	$0	$(374)

UAG	Receive	NDDUEAFE Index	13,655	0.066% (3-Month USD-LIBOR less a specified spread)	Maturity	06/23/2021	72,838	0	24,785	24,785	0
	Receive	NDDUEAFE Index	9,979	(0.138)% (3-Month USD-LIBOR less a specified spread)	Quarterly	09/15/2021	71,609	0	(191)	0	(191)

								$0	$53,664	$54,431	$(767)

Total Swap Agreements								$69	$53,662	$54,498	$(767)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$61	$0	$0	$61	$(217)	$0	$0	$(217)	$(156)	$0	$(156)
BPS	43	0	0	43	0	(1)	0	(1)	42	0	42
BRC	6	246	0	252	0	(83)	0	(83)	169	0	169
CBK	50	0	0	50	(13)	0	0	(13)	37	0	37
DUB	0	0	0	0	0	(1)	0	(1)	(1)	(10)	(11)
FAR	0	0	0	0	0	(17)	0	(17)	(17)	0	(17)
FBF	0	0	718	718	0	(2)	(35)	(37)	681	(890)	(209)
GLM	3	0	0	3	(4)	(178)	0	(182)	(179)	208	29
GSC	0	0	0	0	0	(13)	0	(13)	(13)	0	(13)
GST	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
HUS	413	0	0	413	(75)	0	0	(75)	338	(260)	78
JPM	34	0	67	101	(16)	(80)	0	(96)	5	0	5
MEI	0	0	28,928	28,928	0	0	(167)	(167)	28,761	(29,000)	(239)
MYC	0	0	0	0	0	0	0	0	0	(886)	(886)
MYI	97	0	0	97	(87)	(182)	(374)	(643)	(546)	562	16
NGF	0	325	0	325	0	(345)	0	(345)	(20)	0	(20)
SCX	277	0	0	277	(21)	0	0	(21)	256	(320)	(64)
SOG	624	0	0	624	0	0	0	0	624	(580)	44
TOR	1	0	0	1	(72)	0	0	(72)	(71)	0	(71)
UAG	1	58	24,785	24,844	(8)	(59)	(191)	(258)	24,586	(24,980)	(394)

Total Over the Counter	$1,610	$629	$54,498	$56,737	$(513)	$(965)	$(767)	$(2,245)

(j)

Securities with an aggregate market value of $770 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	65

Schedule of Investments	PIMCO StocksPLUS® International Fund (Unhedged)	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$22	$0	$317	$339
Swap Agreements	0	50	0	0	354	404

	$0	$50	$22	$0	$671	$743

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,610	$0	$1,610
Purchased Options	0	0	0	58	571	629
Swap Agreements	0	67	54,431	0	0	54,498

	$0	$67	$54,431	$1,668	$571	$56,737

	$0	$117	$54,453	$1,668	$1,242	$57,480

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$35	$35
Swap Agreements	0	53	0	0	500	553

	$0	$53	$0	$0	$535	$588

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$513	$0	$513
Written Options	0	13	0	419	533	965
Swap Agreements	0	0	767	0	0	767

	$0	$13	$767	$932	$533	$2,245

	$0	$66	$767	$932	$1,068	$2,833

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(51)	$(51)
Written Options	0	0	0	0	114	114
Futures	0	0	1,808	0	4,081	5,889
Swap Agreements	0	814	0	0	(8,514)	(7,700)

	$0	$814	$1,808	$0	$(4,370)	$(1,748)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,026)	$0	$(4,026)
Purchased Options	0	0	0	(24)	7,187	7,163
Written Options	0	128	0	24	(4,351)	(4,199)
Swap Agreements	0	7	39,595	0	(2)	39,600

	$0	$135	$39,595	$(4,026)	$2,834	$38,538

	$0	$949	$41,403	$(4,026)	$(1,536)	$36,790

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(49)	$(49)
Futures	0	0	(735)	0	7,898	7,163
Swap Agreements	0	570	0	0	4,241	4,811

	$0	$570	$(735)	$0	$12,090	$11,925

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,386	$0	$3,386
Purchased Options	0	0	0	29	(6,975)	(6,946)
Written Options	0	45	0	77	8,812	8,934
Swap Agreements	0	(14)	133,274	0	0	133,260

	$0	$31	$133,274	$3,492	$1,837	$138,634

	$0	$601	$132,539	$3,492	$13,927	$150,559

66	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$32,294	$0	$32,294
Industrials	0	9,049	0	9,049
Utilities	0	11,147	0	11,147
Municipal Bonds & Notes
California	0	505	0	505
Illinois	0	24	0	24
Nebraska	0	28	0	28
U.S. Government Agencies	0	23,096	0	23,096
U.S. Treasury Obligations	0	112,657	0	112,657
Non-Agency Mortgage-Backed Securities	0	17,429	0	17,429
Asset-Backed Securities	0	49,549	0	49,549
Sovereign Issues	0	15,263	0	15,263
Preferred Securities
Banking & Finance	0	517	0	517
Short-Term Instruments
Israel Treasury Bills	0	718	0	718
U.S. Treasury Bills	0	9,840	0	9,840

	$0	$282,116	$0	$282,116

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	133,026	0	0	133,026

Total Investments	$133,026	$282,116	$0	$415,142

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(3,654)	$0	$(3,654)
U.S. Government Agencies	0	(4,323)	0	(4,323)

	$0	$(7,977)	$0	$(7,977)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	339	404	0	743
Over the counter	0	56,737	0	56,737

	$339	$57,141	$0	$57,480

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(35)	(553)	0	(588)
Over the counter	0	(2,245)	0	(2,245)

	$(35)	$(2,798)	$0	$(2,833)

Total Financial Derivative Instruments	$304	$54,343	$0	$54,647

Totals	$133,330	$328,482	$0	$461,812

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	67

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.2%

CORPORATE BONDS & NOTES 11.5%

BANKING & FINANCE 7.8%

Barclays Bank PLC
10.000% due 05/21/2021	GBP	1,400	$1,952
10.179% due 06/12/2021		$18,013	18,323

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		6,500	6,595
3.650% due 03/16/2025		400	431
3.932% due 05/07/2025 •		900	972
4.375% due 01/12/2026		1,300	1,450
4.972% due 05/16/2029 •		1,400	1,611
5.088% due 06/20/2030 •		400	453
7.125% due 06/15/2025 •(g)(h)	GBP	1,720	2,676

Citigroup, Inc.
1.214% (US0003M + 1.023%) due 06/01/2024 ~		$6,024	6,103

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	1,000	1,191

Credit Suisse AG
6.500% due 08/08/2023 (h)		$200	221

Credit Suisse Group AG
6.375% due 08/21/2026 •(g)(h)		2,500	2,664
7.125% due 07/29/2022 •(g)(h)		200	208
7.500% due 07/17/2023 •(g)(h)		2,800	2,968

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	100	121
1.420% (US0003M + 1.230%) due 02/27/2023 ~		$9,036	9,104
1.625% due 01/20/2027	EUR	300	367
3.961% due 11/26/2025 •		$6,024	6,528
4.250% due 10/14/2021		8,015	8,165

Equitable Holdings, Inc.
4.350% due 04/20/2028		2,235	2,505

Erste Group Bank AG
8.875% due 10/15/2021 •(g)(h)	EUR	200	245

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		2,100	2,673

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		$2,000	2,036
3.550% due 10/07/2022		1,800	1,846

HSBC Holdings PLC
1.189% (US0003M + 1.000%) due 05/18/2024 ~		1,400	1,415
2.848% due 06/04/2031 •		600	601
4.292% due 09/12/2026 •		1,300	1,440
4.300% due 03/08/2026		1,000	1,120

ING Groep NV
6.875% due 04/16/2022 •(g)(h)		400	417

Lloyds Banking Group PLC
4.582% due 12/10/2025		1,200	1,341
5.125% due 12/27/2024 •(g)(h)	GBP	1,900	2,739
7.500% due 09/27/2025 •(g)(h)		$4,200	4,809
7.625% due 06/27/2023 •(g)(h)	GBP	1,300	1,957

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		$4,400	4,497
4.445% due 05/08/2030 •		400	446
4.519% due 06/25/2024 •		3,000	3,240
4.800% due 04/05/2026		1,100	1,249
4.892% due 05/18/2029 •		2,600	2,966
5.076% due 01/27/2030 •		3,800	4,401
8.000% due 08/10/2025 •(g)(h)		1,200	1,410
8.625% due 08/15/2021 •(g)(h)		2,000	2,052

Navient Corp.
7.250% due 01/25/2022		194	201

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		680	683
2.600% due 09/28/2022		680	697
2.650% due 07/13/2022		4,906	5,013

Nomura Holdings, Inc.
1.851% due 07/16/2025		2,300	2,297
2.679% due 07/16/2030		1,900	1,869

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		$3,900	$4,294

SL Green Realty Corp.
4.500% due 12/01/2022		4,469	4,681

Societe Generale S.A.
7.375% due 09/13/2021 •(g)(h)		800	819

Standard Chartered PLC
1.383% (US0003M + 1.200%) due 09/10/2022 ~		5,800	5,824

UBS AG
5.125% due 05/15/2024 (h)		6,000	6,619
7.625% due 08/17/2022 (h)		4,700	5,125

UBS Group AG
4.125% due 09/24/2025		800	889
5.750% due 02/19/2022 •(g)(h)	EUR	200	244
7.125% due 08/10/2021 •(g)(h)		$600	612

UniCredit SpA
6.750% due 09/10/2021 •(g)(h)	EUR	400	480
9.250% due 06/03/2022 •(g)(h)		200	256

Weyerhaeuser Co.
4.000% due 04/15/2030		$3,886	4,299

WPC Eurobond BV
2.250% due 04/09/2026	EUR	5,538	7,078

			169,488

INDUSTRIALS 2.9%

Aker BP ASA
2.875% due 01/15/2026		$970	1,003

BAT Capital Corp.
3.222% due 08/15/2024		291	310

BAT International Finance PLC
3.950% due 06/15/2025		972	1,065

Boeing Co.
2.750% due 02/01/2026		1,300	1,339

Broadcom, Inc.
2.450% due 02/15/2031		1,500	1,417
3.500% due 02/15/2041		800	767
3.750% due 02/15/2051		300	287

Charter Communications Operating LLC
4.908% due 07/23/2025		1,360	1,543

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,200	1,267

CSN Resources S.A.
7.625% due 02/13/2023		650	675

CVS Health Corp.
3.750% due 04/01/2030		2,332	2,547

DAE Funding LLC
1.625% due 02/15/2024		1,500	1,498
2.625% due 03/20/2025		1,000	1,009
3.375% due 03/20/2028		1,100	1,095

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	3,000	3,586

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$3,200	3,367

Imperial Brands Finance PLC
3.125% due 07/26/2024		300	317
3.500% due 07/26/2026		400	428

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,400	3,952

InterContinental Hotels Group PLC
2.125% due 05/15/2027		800	1,004

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$97	112
5.200% due 07/15/2045		194	225

MPLX LP
2.650% due 08/15/2030		1,500	1,472

Netflix, Inc.
3.875% due 11/15/2029	EUR	2,400	3,361

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$1,100	1,152
3.522% due 09/17/2025		2,200	2,332
4.345% due 09/17/2027		2,800	3,048
4.810% due 09/17/2030		800	878

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	$1,500	$1,475

Sands China Ltd.
5.125% due 08/08/2025	5,000	5,602
5.400% due 08/08/2028	3,600	4,122

Southern Co.
3.700% due 04/30/2030	3,595	3,890

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050	2,400	2,299
3.375% due 07/09/2060	2,400	2,311

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	2,040	2,211

		62,966

UTILITIES 0.8%

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~	7,500	7,515
4.550% due 07/01/2030	1,400	1,520

Petrobras Global Finance BV
5.093% due 01/15/2030	2,965	3,085

Rio Oil Finance Trust
9.250% due 07/06/2024	883	982

Sprint Communications, Inc.
6.000% due 11/15/2022	486	521

Sprint Corp.
7.250% due 09/15/2021	1,457	1,495
7.875% due 09/15/2023	874	1,000

		16,118

Total Corporate Bonds & Notes (Cost $237,224)		248,572

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	1,265	1,813

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
6.466% due 08/01/2023	1,070	1,217

		3,030

ILLINOIS 0.2%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	149	165

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	3,500	4,349

		4,514

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	95	130

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,585	1,592

Total Municipal Bonds & Notes (Cost $7,827)		9,266

U.S. GOVERNMENT AGENCIES 4.8%

Fannie Mae
0.229% due 03/25/2034 •	1	1
0.248% due 03/25/2036 •	49	49
0.468% due 09/25/2042 •	102	102
1.609% due 04/25/2024 •	7	7
1.625% due 11/25/2023 •	7	7

68	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.010% due 02/01/2034 •	$34	$35
2.050% due 02/01/2035 •	14	14
2.157% due 08/01/2035 •	99	100
2.158% due 10/01/2035 •	37	38
2.203% due 07/01/2035 •	10	10
2.326% due 10/01/2035 •	40	40
2.530% due 07/01/2032 •	8	8
2.614% due 11/01/2034 •	44	47
3.185% due 03/01/2036 •	97	98
3.810% due 08/01/2036 •	16	16

Freddie Mac
0.506% due 11/15/2043 •	1,209	1,217
1.459% due 10/25/2044 •	27	28
1.659% due 07/25/2044 •	124	125
2.011% due 09/01/2035 •	14	14
4.000% due 01/01/2048	98	106

Ginnie Mae
0.640% due 08/20/2062 •	974	979
2.125% (H15T1Y + 1.500%) due 11/20/2024 ~	9	9
3.500% due 02/15/2045 - 03/15/2045	2,289	2,464

Ginnie Mae, TBA
5.000% due 04/01/2051	9,600	10,511

International Development Finance Corp.
4.140% due 05/15/2030	819	937

Uniform Mortgage-Backed Security
3.500% due 04/01/2048	3,602	3,812
4.000% due 10/01/2030	110	118
5.500% due 09/01/2027	2	3

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	27,370	27,215
4.500% due 04/01/2051	50,400	54,873

Total U.S. Government Agencies (Cost $102,558)		102,983

U.S. TREASURY OBLIGATIONS 55.6%

U.S. Treasury Bonds
1.375% due 11/15/2040	20,100	17,104
1.625% due 11/15/2050	500	417
3.000% due 08/15/2048	874	982
3.000% due 02/15/2049	35,948	40,400
4.625% due 02/15/2040	10,979	15,147

U.S. Treasury Inflation Protected Securities (f)
0.125% due 02/15/2051	1,005	1,011
0.250% due 02/15/2050	2,645	2,770
0.625% due 02/15/2043	1,437	1,626
0.750% due 02/15/2045	2,332	2,704
1.000% due 02/15/2046	8,365	10,263
1.000% due 02/15/2048	15,045	18,753
1.000% due 02/15/2049	1,714	2,151
1.375% due 02/15/2044	12,702	16,623

U.S. Treasury Notes
0.375% due 12/31/2025 (j)(l)	5,400	5,274
0.375% due 01/31/2026	13,400	13,069
0.500% due 02/28/2026	22,100	21,670
1.500% due 08/15/2026	50,036	51,252
1.625% due 12/15/2022	64,804	66,450
1.625% due 02/15/2026	5,950	6,155
1.750% due 05/15/2023 (j)	1,330	1,374
1.750% due 12/31/2024	19,273	20,109
1.875% due 07/31/2022 (j)	49,392	50,557
1.875% due 08/31/2022 (j)	285,631	292,739
2.000% due 07/31/2022 (j)	32,147	32,960
2.000% due 11/30/2022 (j)	42,124	43,431
2.000% due 11/15/2026	36,337	38,134
2.250% due 12/31/2023 (j)	3,800	4,004
2.250% due 08/15/2027	27,010	28,634
2.625% due 12/31/2025 (l)	22,058	23,874
2.625% due 02/15/2029	273,573	295,977
3.000% due 09/30/2025	54,700	60,064
3.000% due 10/31/2025 (j)	15,086	16,573

Total U.S. Treasury Obligations (Cost $1,143,989)		1,202,251

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 7.7%

American Home Mortgage Assets Trust
0.319% due 10/25/2046 •		$198	$135
0.489% due 05/25/2046 ^•		489	438

American Home Mortgage Investment Trust
1.701% due 09/25/2045 •		26	26
2.201% due 02/25/2045 •		66	67

Banc of America Funding Trust
0.491% due 10/20/2036 •		272	229
3.376% due 01/20/2047 ^~		17	16

Bear Stearns ALT-A Trust
2.666% due 07/25/2035 ~		2,740	2,279
2.762% due 05/25/2035 ~		59	60
3.190% due 08/25/2036 ^~		468	406

Citigroup Commercial Mortgage Trust
1.740% due 09/10/2045 ~(a)		4,940	89

Citigroup Mortgage Loan Trust
0.429% due 01/25/2037 •		5,758	5,350
3.313% due 09/25/2037 ^~		2,654	2,627

Countrywide Alternative Loan Trust
0.321% due 07/20/2046 ^•		372	297
0.449% due 11/25/2036 •		47	61
0.531% due 03/20/2046 •		614	526
0.659% due 05/25/2035 •		1,263	1,016
2.309% due 10/20/2035 •		202	164
2.826% due 06/25/2037 ~		376	334

Countrywide Home Loan Mortgage Pass-Through Trust
0.689% due 04/25/2035 •		58	54
0.749% due 03/25/2035 •		35	34

Credit Suisse First Boston Mortgage Securities Corp.
3.214% due 06/25/2033 ~		23	23

Credit Suisse Mortgage Capital Certificates
0.409% due 01/27/2037 •		1,167	850

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.609% due 02/25/2035 •		307	300

Downey Savings & Loan Association Mortgage Loan Trust
0.630% due 08/19/2045 •		164	160
2.685% due 07/19/2044 ~		15	15

European Loan Conduit
1.000% due 02/17/2030 •	EUR	3,496	4,115

First Horizon Alternative Mortgage Securities Trust
2.859% due 03/25/2035 ~		$43	34

GreenPoint Mortgage Funding Trust
0.289% due 01/25/2037 •		6,136	5,925

GSMSC Pass-Through Trust
0.580% due 12/26/2036 •		3,538	2,223

GSR Mortgage Loan Trust
2.929% due 09/25/2035 ~		22	22

HarborView Mortgage Loan Trust
0.330% due 07/19/2047 •		8,004	7,726

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	12,660	17,519

HomeBanc Mortgage Trust
3.043% due 04/25/2037 ^~		$410	393

IndyMac Mortgage Loan Trust
0.409% due 06/25/2037 ^•		185	102
0.529% due 05/25/2046 •		621	605
0.889% due 05/25/2034 •		5	5
2.910% due 12/25/2034 ~		8	9

JP Morgan Alternative Loan Trust
6.000% due 12/27/2036		2,306	1,733

JP Morgan Chase Commercial Mortgage Securities Trust
1.556% due 12/15/2031 •		3,108	3,083

JP Morgan Mortgage Trust
2.594% due 02/25/2035 ~		11	11
6.000% due 01/25/2036 ^		296	212

London Wall Mortgage Capital PLC
0.902% due 11/15/2049 •	GBP	804	1,111

MF1 Ltd.
1.239% due 12/25/2034 •		$5,240	5,263

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		3,539	3,665

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		$6,351	$6,630

Residential Accredit Loans, Inc. Trust
0.259% due 02/25/2047 •		2,604	2,492
0.279% due 01/25/2037 •		3,851	3,602
0.294% due 12/25/2036 •		99	95
0.429% due 01/25/2037 •		5,740	5,533
1.562% due 11/25/2037 ~		5,647	5,395
3.203% due 09/25/2034 ~		2,172	2,264
5.000% due 09/25/2036 ^		196	183
6.000% due 03/25/2037 ^		2,452	2,354

Residential Asset Securitization Trust
5.500% due 09/25/2035 ^		3,190	2,317

Ripon Mortgages PLC
0.860% due 08/20/2056 •	GBP	3,996	5,518

Structured Adjustable Rate Mortgage Loan Trust
1.659% due 01/25/2035 ^•		$66	61

Structured Asset Mortgage Investments Trust
0.229% due 08/25/2036 •		8,438	7,886
0.489% due 07/25/2046 ^•		2,590	2,106
0.549% due 05/25/2036 •		85	83
0.549% due 05/25/2046 •		419	222
0.610% due 07/19/2035 •		45	45
0.669% due 02/25/2036 ^•		192	185
1.979% due 02/25/2036 ^•		801	792

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.353% due 06/25/2033 ~		6	6

Taurus UK DAC
0.000% due 05/17/2031 •	GBP	700	968

Towd Point Mortgage Funding
0.951% due 07/20/2045 •		17,806	24,616

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •		5,692	7,898

UBS-Barclays Commercial Mortgage Trust
0.913% due 03/10/2046 ~(a)		$21,280	262

WaMu Mortgage Pass-Through Certificates Trust
0.689% due 10/25/2045 •		582	582
0.689% due 12/25/2045 •		9,748	9,291
0.729% due 01/25/2045 •		29	29
0.749% due 01/25/2045 •		29	29

Washington Mutual Mortgage Pass-Through Certificates Trust
1.089% due 11/25/2046 •		2,568	2,348
1.109% due 10/25/2046 ^•		4,064	3,677

Total Non-Agency Mortgage-Backed Securities (Cost $153,366)			166,781

ASSET-BACKED SECURITIES 15.3%

Aames Mortgage Investment Trust
1.099% due 07/25/2035 •		4,881	4,886
2.134% due 01/25/2035 •		3,524	3,439

ACE Securities Corp. Home Equity Loan Trust
0.349% due 12/25/2036 •		12,543	8,941

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.784% due 10/25/2035 •		620	620
0.814% due 10/25/2035 •		9,230	9,049

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.874% due 10/25/2035 •		7,316	7,295
1.129% due 10/25/2034 •		897	897
1.234% due 11/25/2034 •		2,887	2,857

Argent Mortgage Loan Trust
0.349% due 05/25/2035 •		2,727	2,552

Asset-Backed Funding Certificates Trust
0.799% due 07/25/2035 •		1,088	1,088

Asset-Backed Securities Corp. Home Equity Loan Trust
1.204% due 02/25/2035 •		1,045	1,052

Avery Point CLO Ltd.
1.203% due 07/17/2026 •		1,585	1,585

Bear Stearns Asset-Backed Securities Trust
0.559% due 08/25/2036 •		4,821	4,776
3.231% due 10/25/2036 ~		249	249

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	69

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		$3,270	$3,291

Citigroup Mortgage Loan Trust, Inc.
0.529% due 08/25/2036 •		13,796	13,475
0.724% due 10/25/2035 •		122	126

Countrywide Asset-Backed Certificates
0.249% due 06/25/2035 •		4,116	3,884
0.289% due 11/25/2047 ^•		1,737	1,647
0.309% due 06/25/2047 ^•		2,748	2,567
0.319% due 05/25/2047 ^•		4,880	4,565
0.329% due 09/25/2037 ^•		946	930
0.359% due 06/25/2047 •		2,703	2,582
0.389% due 03/25/2037 •		917	942
0.509% due 08/25/2036 •		2,653	2,643
0.669% due 09/25/2036 •		635	635
0.769% due 04/25/2036 •		6,589	6,592
1.144% due 12/25/2035 •		4,948	4,937

First Franklin Mortgage Loan Trust
0.249% due 09/25/2036 •		8	8
0.979% due 09/25/2034 •		392	393

Fremont Home Loan Trust
0.244% due 10/25/2036 •		2,711	2,491
0.769% due 01/25/2036 •		354	347

GE-WMC Mortgage Securities Trust
0.189% due 08/25/2036 •		7	4

GLS Auto Receivables Issuer Trust
2.470% due 11/15/2023		2,848	2,875
2.580% due 07/17/2023		1,616	1,628

GSAA Home Equity Trust
1.174% due 06/25/2035 •		4,858	4,811

GSAMP Trust
0.289% due 11/25/2035 •		47	8
0.589% due 03/25/2046 •		9,530	9,474
0.609% due 05/25/2046 •		12,290	11,856
1.909% due 06/25/2035 •		6,730	6,763

Halcyon Loan Advisors Funding Ltd.
1.322% due 10/22/2025 •		97	97

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	2,000	2,344

Home Equity Loan Trust
0.449% due 04/25/2037 •		$10,740	9,036

HSI Asset Securitization Corp. Trust
0.309% due 07/25/2036 •		4,549	2,681

JP Morgan Mortgage Acquisition Trust
0.369% due 03/25/2037 •		422	419
0.514% due 05/25/2036 •		1,700	1,669

Jubilee CLO BV
0.610% due 04/15/2030 •(b)	EUR	900	1,055

Lehman XS Trust
0.269% due 05/25/2036 •		$3,272	3,580

Long Beach Mortgage Loan Trust
0.279% due 12/25/2036 •		10,591	5,495
0.629% due 08/25/2045 •		962	937
0.754% due 11/25/2035 •		368	366
0.844% due 08/25/2035 •		99	99

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	1,100	1,290

MASTR Asset-Backed Securities Trust
0.329% due 11/25/2036 •		$19,565	9,221
0.859% due 10/25/2035 ^•		10,463	10,307

Merrill Lynch Mortgage Investors Trust
0.219% due 07/25/2037 •		15,021	8,197
0.228% due 08/25/2037 •		5,569	3,642

Morgan Stanley ABS Capital, Inc. Trust
0.239% due 10/25/2036 •		908	861
0.239% due 02/25/2037 •		4,614	4,094

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.269% due 09/25/2036 •	$1,012	$587
0.814% due 12/25/2034 •	980	919

Mountain Hawk CLO Ltd.
1.423% due 04/18/2025 •	79	79

Nassau Ltd.
1.391% due 10/15/2029 •	4,900	4,901

NovaStar Mortgage Funding Trust
1.189% due 06/25/2035 •	3,071	3,059

Option One Mortgage Loan Trust
0.649% due 01/25/2036 •	7,578	7,174

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.159% due 10/25/2034 •	1,749	1,749
1.909% due 12/25/2034 •	1,174	1,190

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ	12,593	5,428

Residential Asset Mortgage Products Trust
0.549% due 12/25/2035 •	741	691
0.799% due 10/25/2035 •	6,694	6,648

Residential Asset Securities Corp. Trust
0.379% due 08/25/2036 •	14,574	14,175
0.814% due 11/25/2035 •	4,493	4,395

Securitized Asset-Backed Receivables LLC Trust
0.279% due 08/25/2036 ^•	661	294
0.589% due 07/25/2036 •	6,380	3,691
0.769% due 08/25/2035 ^•	1,841	1,506
1.159% due 03/25/2035 •	2,525	2,304

SoFi Professional Loan Program Trust
2.540% due 05/15/2046	7,190	7,406

Soundview Home Loan Trust
0.269% due 10/25/2036 •	1,649	1,640
0.289% due 02/25/2037 •	698	265
0.574% due 02/25/2036 •	4,566	4,395

Structured Asset Investment Loan Trust
0.239% due 07/25/2036 •	1,164	951
0.259% due 09/25/2036 •	1,460	1,432
1.039% due 06/25/2035 •	9,716	9,559
1.059% due 08/25/2033 •	11,173	11,118

Structured Asset Securities Corp. Mortgage Loan Trust
0.269% due 03/25/2036 •	402	389
0.279% due 12/25/2036 •	1,480	1,455
1.615% due 04/25/2035 •	101	101

Sudbury Mill CLO Ltd.
1.373% due 01/17/2026 •	809	810

TICP CLO Ltd.
1.064% due 04/20/2028 •	3,327	3,329

Towd Point Mortgage Trust
1.109% due 10/25/2059 •	3,867	3,905

Venture CLO Ltd.
1.121% due 04/15/2027 •	3,900	3,904
1.244% due 04/20/2029 •	8,161	8,165

WaMu Asset-Backed Certificates WaMu Trust
0.334% due 05/25/2037 •	5,076	4,790

Wind River CLO Ltd.
1.111% due 10/15/2027 •	2,721	2,726

Total Asset-Backed Securities (Cost $304,088)		329,280

SOVEREIGN ISSUES 0.7%

Brazil Government International Bond
4.750% due 01/14/2050	5,058	4,606

Israel Government International Bond
4.125% due 01/17/2048	1,300	1,499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saudi Government International Bond
2.375% due 10/26/2021		$300	$303
3.450% due 02/02/2061		3,700	3,413
4.000% due 04/17/2025		2,900	3,197
4.500% due 10/26/2046		600	662
5.000% due 04/17/2049		1,300	1,543

Total Sovereign Issues (Cost $15,057)			15,223

		SHARES
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)		800,000	941

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)		600,000	719
6.750% due 04/25/2022 •(g)(h)		200,000	248

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(g)		1,921,000	1,922
4.600% due 02/01/2025 •(g)		1,555,000	1,574

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		949,200	1,445

Total Preferred Securities (Cost $6,361)			6,849

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.9%

JAPAN TREASURY BILLS 1.9%
(0.096)% due 06/21/2021 (d)(e)	JPY	4,500,000	40,651

Total Short-Term Instruments (Cost $41,289)			40,651

Total Investments in Securities (Cost $2,011,759)			2,121,856

		SHARES
INVESTMENTS IN AFFILIATES 5.5%

SHORT-TERM INSTRUMENTS 5.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.5%

PIMCO Short-Term Floating NAV Portfolio III		12,131,982	119,621

Total Short-Term Instruments (Cost $119,632)			119,621

Total Investments in Affiliates (Cost $119,632)			119,621

Total Investments 103.7% (Cost $2,131,391)			$2,241,477

Financial Derivative Instruments (i)(k) 12.4% (Cost or Premiums, net $(8,038))			267,983

Other Assets and Liabilities, net (16.1)%			(348,382)

Net Assets 100.0%			$2,161,078

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

70	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (0.8)%
Uniform Mortgage-Backed Security, TBA	3.000%	05/01/2051	$ 5,600	$(5,836)	$(5,834)
Uniform Mortgage-Backed Security, TBA	5.000	05/01/2051	9,600	(10,638)	(10,643)

Total U.S. Government Agencies				(16,474)	(16,477)

Sovereign Issues (1.2)%
Canada Government International Bond	2.750%	12/01/2048	CAD 28,000	(26,551)	(26,233)

Total Short Sales (2.0)%				$(43,025)	$(42,710)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Master Securities Forward Transaction Agreement
TDM	$0	$0	$0	$(26,233)	$(26,233)	$(570)	$(26,803)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(26,233)

(1)	Payable for short sales includes $212 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(252,748) at a weighted average interest rate of 0.172%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	157	$	31,535	$(65)	$51	$(114)
U.S. Treasury 10-Year Note June Futures	06/2021	160		20,950	(129)	0	(40)

					$(194)	$51	$(154)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	71

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Mini MSCI EAFE Index June Futures	06/2021	202	$(22,139)	$180	$334	$0
U.S. Treasury 2-Year Note June Futures	06/2021	4,693	(1,035,870)	984	220	0
U.S. Treasury 5-Year Note June Futures	06/2021	3,171	(391,296)	4,777	520	0
U.S. Treasury 30-Year Bond June Futures	06/2021	1,568	(242,403)	11,657	686	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	186	(33,707)	1,912	215	0
United Kingdom Long Gilt June Futures	06/2021	23	(4,046)	66	17	0

				$19,576	$1,992	$0

Total Futures Contracts				$19,382	$2,043	$(154)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2023	0.187%	$	3,100	$87	$(17)	$70	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.256	EUR	6,600	75	(377)	(302)	10	0

							$162	$(394)	$(232)	$10	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 33 5-Year Index	(1.000)%	Quarterly	06/20/2025	EUR	5,000	$(119)	$(25)	$(144)	$0	$(5)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	4,200	$(154)	$(49)	$(203)	$14	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		5,300	(191)	(28)	(219)	15	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		400	34	3	37	2	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		500	43	2	45	1	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		7,400	166	13	179	9	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		15,700	344	27	371	20	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025	EUR	9,571	1,324	64	1,388	43	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		15,500	2,020	162	2,182	107	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		22,300	665	35	700	23	0

						$4,251	$229	$4,480	$234	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	06/16/2031	GBP	24,900	$(2,098)	$210	$(1,888)	$0	$(133)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		25,900	4,757	(430)	4,327	339	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	828,500	(790)	43	(747)	53	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	27,200	0	(106)	(106)	0	(5)
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		54,400	0	(211)	(211)	0	(10)
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		198,400	5,891	(2,084)	3,807	0	(55)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		24,050	2,425	(1,498)	927	0	(132)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		7,000	105	(487)	(382)	0	(38)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	25,500	0	(17)	(17)	5	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		36,200	0	(24)	(24)	7	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		36,200	0	(21)	(21)	6	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		36,200	0	(20)	(20)	7	0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		36,200	0	(3)	(3)	7	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		72,900	0	14	14	14	0

72	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	06/20/2021	$	113,300	$(36)	$(901)	$(937)	$1	$0
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		182,900	3,126	4,129	7,255	0	(93)
Pay(6)	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		487,200	0	(3,211)	(3,211)	0	(318)
Pay(6)	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		1,079,000	0	(8,866)	(8,866)	0	(729)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		209,970	432	(7,468)	(7,036)	166	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		4,300	(292)	(123)	(415)	2	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		1,617,400	(56,483)	23,216	(33,267)	1,071	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		87,000	2,586	(2,244)	342	0	(81)
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		413,500	(975)	(9,305)	(10,280)	0	(436)
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		129,100	(3,515)	471	(3,044)	112	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		350,600	7,415	(7,458)	(43)	0	(488)
Pay(6)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		49,400	(3,084)	(328)	(3,412)	0	(66)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		99,700	(4,195)	(1,925)	(6,120)	126	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		29,500	423	(395)	28	36	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		644,400	29,353	(53,587)	(24,234)	0	(800)
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		219,900	1,338	13,562	14,900	307	0
Receive(6)	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		104,300	0	5,553	5,553	108	0
Receive(6)	3-Month USD-LIBOR	1.170	Semi-Annual	08/04/2031		276,300	0	17,736	17,736	283	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		3,900	378	(993)	(615)	0	(13)
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		15,800	3,355	220	3,575	57	0
Pay(6)	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	13,600	108	(9)	99	0	(98)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	27,300	(1,209)	115	(1,094)	0	(48)
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		10,100	1,793	(142)	1,651	14	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051	JPY	2,167,000	(1,322)	213	(1,109)	0	(250)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	4,900	46	128	174	6	0
Pay	UKRPI	3.593	Maturity	11/15/2028		6,300	177	165	342	7	0
Pay	UKRPI	3.595	Maturity	11/15/2028		24,400	697	640	1,337	28	0
Pay	UKRPI	3.603	Maturity	11/15/2028		7,500	224	197	421	9	0
Pay	UKRPI	3.480	Maturity	01/15/2030		48,400	56	(77)	(21)	0	(18)
Pay	UKRPI	3.415	Maturity	02/15/2030		19,000	0	(342)	(342)	0	(7)
Receive	UKRPI	3.397	Maturity	11/15/2030		1,200	0	62	62	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		2,200	0	95	95	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		1,100	0	35	35	0	0
Pay	UKRPI	3.217	Maturity	11/15/2040		2,100	0	(319)	(319)	0	(5)
Pay	UKRPI	3.272	Maturity	11/15/2040		1,600	0	(207)	(207)	0	(4)
Pay	UKRPI	3.273	Maturity	11/15/2040		2,200	0	(284)	(284)	0	(5)
Pay	UKRPI	3.340	Maturity	11/15/2040		1,900	0	(191)	(191)	0	(4)
Receive	UKRPI	3.000	Maturity	11/15/2050		900	0	265	265	4	0
Receive	UKRPI	3.051	Maturity	11/15/2050		1,600	0	411	411	8	0
Receive	UKRPI	3.143	Maturity	11/15/2050		800	0	150	150	5	0

							$(9,314)	$(35,646)	$(44,960)	$2,788	$(3,836)

Total Swap Agreements							$(5,020)	$(35,836)	$(40,856)	$3,032	$(3,841)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,043	$3,032	$5,075	$0	$(154)	$(3,841)	$(3,995)

(j)

Securities with an aggregate market value of $50,320 and cash of $7,187 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	73

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	DKK	117,528		$19,213	$685	$0
	04/2021	GBP	262,835		372,107	9,762	0
	04/2021	JPY	55,355,128		522,173	22,212	0
	04/2021		$29,371	CAD	37,049	111	0
	04/2021		16,291	DKK	102,407	0	(146)
	04/2021		9,497	EUR	8,086	0	(15)
	04/2021		686	RUB	52,534	7	0
	05/2021	EUR	8,086		$9,503	15	0
	05/2021	ILS	6,519		1,990	39	0
	05/2021	NOK	112,077		13,117	13	0
	05/2021		$10,656	COP	38,410,300	0	(175)
	06/2021		398	RUB	30,093	0	(4)
	06/2021		5,255	TRY	39,590	0	(686)
	06/2021		2,741	ZAR	40,850	1	(1)
	07/2021	DKK	95,812		$15,247	119	0

BPS	04/2021	AUD	61,510		48,715	1,995	0
	04/2021	CHF	176,652		195,285	8,376	0
	04/2021	GBP	436		607	6	0
	04/2021	NZD	9,080		6,759	418	0
	04/2021	TRY	17,956		2,213	57	0
	04/2021		$183,063	CHF	172,116	0	(953)
	04/2021		6,114	EUR	5,131	0	(97)
	05/2021	CHF	172,116		$183,199	956	0
	05/2021	SEK	70,658		8,108	16	0
	06/2021	KRW	189,986		169	1	0

BRC	08/2021		$49	MXN	1,026	0	0

CBK	04/2021	AUD	5,128		$3,972	77	0
	04/2021	DKK	80,794		13,223	485	0
	04/2021	JPY	2,830,600		26,541	975	0
	04/2021	MXN	12,538		603	0	(10)
	04/2021	RUB	43,462		595	21	0
	04/2021	SEK	16,100		1,907	64	0
	04/2021	TRY	16,097		1,979	47	0
	04/2021		$15,508	DKK	97,932	0	(69)
	05/2021		1,799	RUB	134,670	0	(27)
	06/2021	IDR	9,225,180		$636	9	0
	06/2021		$1,861	RUB	138,799	0	(43)
	06/2021		2,684	ZAR	39,933	0	(4)
	07/2021	DKK	97,932		$15,531	69	0

DUB	04/2021	BRL	105,962		18,599	0	(227)
	04/2021		$19,137	BRL	105,962	0	(312)
	05/2021	BRL	105,962		$19,113	320	0

GLM	04/2021	AUD	28,667		22,914	1,140	0
	04/2021		$147,689	AUD	193,589	0	(648)
	04/2021		2,151	RUB	162,237	3	(12)
	05/2021	AUD	191,284		$145,924	612	0
	06/2021		$1,842	CNH	12,135	0	(3)

HUS	04/2021	BRL	69,255	EUR	10,343	0	(174)
	04/2021	CAD	34,062		$26,924	0	(181)
	04/2021	EUR	10,504	BRL	69,255	0	(15)
	04/2021		19,892		$23,997	669	0
	04/2021	GBP	6,353		8,860	102	0
	04/2021		$3,904	AUD	4,991	0	(113)
	04/2021		8,075	EUR	6,675	0	(247)

74	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2021		$8,411	GBP	6,014	$0	$(120)
	04/2021		18,105	JPY	1,935,500	0	(624)
	04/2021		1,359	NZD	1,872	0	(52)
	04/2021		1,098	SEK	9,185	0	(46)
	05/2021	ILS	15,561		$4,777	121	0
	05/2021		$1,822	RUB	136,472	0	(26)
	06/2021	HKD	532,458		$68,588	85	0
	06/2021		$10,483	MXN	218,577	135	0
	06/2021		452	RUB	33,612	0	(11)
	06/2021		10,119	SGD	13,641	18	0
	06/2021		10,820	ZAR	167,176	401	0

JPM	04/2021	MXN	209,236		$10,149	0	(79)
	04/2021		$18,798	DKK	118,586	0	(103)
	06/2021	CNY	28,780		$4,417	58	0
	06/2021	TWD	911,670		33,260	981	0
	06/2021		$203	ZAR	3,109	5	0
	07/2021	DKK	109,181		$17,318	79	0
	10/2021		$9,947	MXN	209,236	82	0

MYI	04/2021	AUD	81,970		$64,937	2,676	0
	04/2021	BRL	69,255	EUR	10,201	0	(340)
	04/2021	DKK	37,486		$6,121	212	0
	04/2021	EUR	10,343	BRL	69,255	174	0
	04/2021		$1,184	DKK	7,280	0	(36)
	04/2021		504,122	JPY	55,568,028	0	(2,239)
	05/2021	AUD	314		$239	1	0
	05/2021	EUR	10,183	BRL	69,255	334	0
	05/2021	JPY	55,568,028		$504,271	2,247	0
	06/2021		$2,388	CNH	15,682	0	(11)

RBC	04/2021		1,043	CAD	1,312	1	0

SCX	04/2021	AUD	21,305		$17,001	819	0
	04/2021	BRL	105,962		19,648	823	0
	04/2021	GBP	1,603		2,210	0	0
	04/2021	SEK	604,841		73,487	4,231	0
	04/2021	TRY	8,719		1,071	24	0
	04/2021		$18,599	BRL	105,962	227	0
	04/2021		2,118	CHF	1,961	0	(43)
	04/2021		364,900	GBP	265,213	748	(26)
	05/2021	GBP	263,005		$361,866	0	(747)
	05/2021	SEK	153,000		17,558	34	0
	06/2021		$11,005	IDR	160,190,811	0	(117)
	06/2021		700	TWD	19,617	0	(5)

SOG	06/2021	ZAR	7,623		$504	0	(7)

SSB	04/2021	CAD	3,342		2,682	23	0
	04/2021		$2,814	CHF	2,575	0	(90)
	04/2021		6,255	JPY	682,200	0	(93)
	06/2021	JPY	4,500,000		$41,489	817	0

TOR	04/2021	CAD	65,204		51,508	0	(378)
	04/2021	EUR	578,408		702,645	24,346	0
	04/2021	NOK	112,077		13,415	311	0
	04/2021		$51,879	CAD	65,204	7	0
	05/2021	CAD	65,204		$51,881	0	(7)
	05/2021	EUR	578,408		680,192	1,499	0
	05/2021	SEK	110,500		12,681	25	0

UAG	04/2021	DKK	90,397		14,810	559	0
	04/2021		$10,841	MXN	221,774	0	(1)
	04/2021		5,057	NZD	7,208	0	(23)
	04/2021		740	RUB	56,372	4	0
	05/2021	NZD	7,208		$5,057	23	0
	06/2021		$918	RUB	68,639	0	(19)

Total Forward Foreign Currency Contracts						$91,512	$(9,405)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	75

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
UAG	Call - OTC USD versus TWD	TWD	28.490	01/25/2022	21,626	$131	$259

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	330,100	$776	$1,070

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	03/18/2024	160,000	1,536	1,722

							$2,312	$2,792

Total Purchased Options							$2,443	$3,051

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	900	$(3)	$(3)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	3,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	3,300	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	3,200	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	6,200	(7)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	4,200	(4)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	3,300	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,600	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,600	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,600	(2)	(1)

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	700	(4)	(3)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	6,900	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	3,200	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	7,900	(7)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	3,600	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	1,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,100	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	2,600	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,600	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	5,400	(7)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	3,700	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	3,700	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	5,600	(6)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,700	(2)	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	6,700	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	9,900	(16)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	12,900	(18)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	8,700	(10)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	3,000	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	3,100	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,600	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	6,000	(6)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	3,500	(4)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	5,400	(3)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	5,400	(7)	(5)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	800	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	3,200	(3)	(1)

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,400	(2)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	1,300	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	4,600	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	2,400	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	4,500	(5)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	4,300	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	4,300	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	2,500	(2)	(1)

76	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800%	05/19/2021	2,200	$(3)	$(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	2,400	(3)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	700	(3)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	3,500	(5)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	3,400	(2)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	3,400	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	3,400	(5)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	3,700	(4)	(2)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	700	(3)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	3,400	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,600	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	7,800	(9)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	5,900	(6)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,200	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	3,100	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	1,600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	3,300	(3)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	3,300	(4)	(3)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	1,400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,400	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	3,000	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	3,000	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	2,900	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,600	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	3,000	(4)	(3)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	700	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	3,200	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,200	(3)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	1,800	(2)	(1)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	3,200	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	4,600	(6)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,400	(2)	0

						$(294)	$(71)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus MXN	MXN	19.120	12/16/2021	25,052	$(558)	$(290)
	Call - OTC USD versus MXN		23.100	12/16/2021	25,052	(458)	(554)

MYI	Put - OTC USD versus CNH	CNH	6.400	12/16/2021	21,969	(224)	(86)
	Call - OTC USD versus CNH		7.000	12/16/2021	21,969	(224)	(162)
	Put - OTC USD versus MXN	MXN	19.000	12/09/2021	18,885	(373)	(193)
	Call - OTC USD versus MXN		23.000	12/09/2021	18,885	(373)	(421)

UAG	Call - OTC USD versus TWD	TWD	29.500	01/25/2022	43,252	(131)	(263)

						$(2,341)	$(1,969)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	22,100	$(263)	$(132)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	47,300	(602)	(233)

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	03/18/2024	320,100	(1,536)	(1,830)

							$(2,401)	$(2,195)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	2,300	$(7)	$(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	1,700	(11)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	3,000	(15)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	2,000	(9)	(11)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	700	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	800	(3)	(20)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	77

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	$102.117	05/06/2021	1,800	$(8)	$(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	4,800	(28)	(28)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	2,800	(17)	(17)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	3,200	(8)	(24)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	2,000	(5)	(20)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	2,900	(7)	(33)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	1,300	(4)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	1,300	(4)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	1,100	(3)	(19)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	400	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	1,500	(6)	(39)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	1,200	(8)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	3,200	(19)	(22)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	1,500	(8)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	2,600	(15)	(23)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	1,200	(6)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	5,000	(35)	(68)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	900	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	1,300	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	1,500	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	900	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.250	05/06/2021	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	3,000	(19)	(24)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	3,000	(15)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	1,100	(3)	(4)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	5,100	(13)	(70)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	3,300	(12)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	2,200	(8)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.828	04/07/2021	2,200	(8)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	3,300	(9)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	1,400	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	2,200	(5)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	2,200	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	1,300	(3)	(29)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	6,500	(25)	(33)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.391	05/06/2021	2,000	(10)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	7,000	(39)	(45)

					$(425)	$(687)

Total Written Options					$(5,461)	$(4,922)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	NDDUEAFE Index	48,660	0.075% (3-Month USD-LIBOR less a specified spread)	Maturity	11/04/2021	$294,649	$0	$53,468	$53,468	$0

CBK	Receive	NDDUEAFE Index	13,299	0.018% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/26/2021	93,043	0	2,128	2,128	0
	Receive	NDDUEAFE Index	29,161	0.042% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/09/2021	209,258	0	(576)	0	(576)
	Receive	NDDUEAFE Index	16,132	0.095% (3-Month USD-LIBOR less a specified spread)	Maturity	10/06/2021	99,561	0	15,811	15,811	0

HUS	Receive	NDDUEAFE Index	13,707	0.105% (3-Month USD-LIBOR less a specified spread)	Maturity	11/18/2021	82,557	0	15,497	15,497	0

MYI	Receive	NDDUEAFE Index	17,684	0.041% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/14/2021	126,567	0	(24)	0	(24)
	Receive	NDDUEAFE Index	32,286	0.062% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/09/2021	231,683	0	(640)	0	(640)

78	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	NDDUEAFE Index	33,199	0.022% (3-Month USD-LIBOR less a specified spread)	Quarterly	07/21/2021	$235,210	$0	$2,364	$2,364	$0
	Receive	NDDUEAFE Index	13,618	0.079% (3-Month USD-LIBOR less a specified spread)	Quarterly	08/11/2021	99,053	0	(1,607)	0	(1,607)
	Receive	NDDUEAFE Index	25,546	0.095% (3-Month USD-LIBOR less a specified spread)	Maturity	10/06/2021	157,661	0	25,038	25,038	0

UAG	Receive	NDDUEAFE Index	62,423	0.071% (3-Month USD-LIBOR less a specified spread)	Maturity	10/13/2021	371,307	0	75,208	75,208	0

Total Swap Agreements								$0	$186,667	$189,514	$(2,847)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$32,964	$0	$0	$32,964	$(1,027)	$(10)	$0	$(1,037)	$31,927	$(31,050)	$877
BPS	11,825	0	0	11,825	(1,050)	(7)	0	(1,057)	10,768	(10,330)	438
BRC	0	1,070	53,468	54,538	0	(384)	0	(384)	54,154	(55,390)	(1,236)
CBK	1,747	0	17,939	19,686	(153)	(1)	(576)	(730)	18,956	(20,315)	(1,359)
DUB	320	0	0	320	(539)	(7)	0	(546)	(226)	(37)	(263)
FAR	0	0	0	0	0	(82)	0	(82)	(82)	0	(82)
FBF	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
GLM	1,755	0	0	1,755	(663)	(844)	0	(1,507)	248	0	248
GSC	0	0	0	0	0	(60)	0	(60)	(60)	0	(60)
GST	0	0	0	0	0	(15)	0	(15)	(15)	0	(15)
HUS	1,531	0	15,497	17,028	(1,609)	0	0	(1,609)	15,419	(15,660)	(241)
JPM	1,205	0	0	1,205	(182)	(345)	0	(527)	678	(652)	26
MYC	0	0	0	0	0	(1)	0	(1)	(1)	(3,680)	(3,681)
MYI	5,644	0	27,402	33,046	(2,626)	(862)	(2,271)	(5,759)	27,287	(31,394)	(4,107)
NGF	0	1,722	0	1,722	0	(1,830)	0	(1,830)	(108)	0	(108)
RBC	1	0	0	1	0	0	0	0	1	0	1
SAL	0	0	0	0	0	(203)	0	(203)	(203)	266	63
SCX	6,906	0	0	6,906	(938)	0	0	(938)	5,968	(6,080)	(112)
SOG	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
SSB	840	0	0	840	(183)	0	0	(183)	657	(340)	317
TOR	26,188	0	0	26,188	(385)	0	0	(385)	25,803	(24,295)	1,508
UAG	586	259	75,208	76,053	(43)	(263)	0	(306)	75,747	(77,230)	(1,483)

Total Over the Counter	$91,512	$3,051	$189,514	$284,077	$(9,405)	$(4,922)	$(2,847)	$(17,174)

(l)

Securities with an aggregate market value of $269 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	79

Schedule of Investments	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$334	$0	$1,709	$2,043
Swap Agreements	0	244	0	0	2,788	3,032

	$0	$244	$334	$0	$4,497	$5,075

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$91,512	$0	$91,512
Purchased Options	0	0	0	259	2,792	3,051
Swap Agreements	0	0	189,514	0	0	189,514

	$0	$0	$189,514	$91,771	$2,792	$284,077

	$0	$244	$189,848	$91,771	$7,289	$289,152

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$154	$154
Swap Agreements	0	5	0	0	3,836	3,841

	$0	$5	$0	$0	$3,990	$3,995

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,405	$0	$9,405
Written Options	0	71	0	1,969	2,882	4,922
Swap Agreements	0	0	2,847	0	0	2,847

	$0	$71	$2,847	$11,374	$2,882	$17,174

	$0	$76	$2,847	$11,374	$6,872	$21,169

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(416)	$(416)
Written Options	0	0	0	0	592	592
Futures	0	0	(13,742)	0	(23,616)	(37,358)
Swap Agreements	0	901	0	0	(25,813)	(24,912)

	$0	$901	$(13,742)	$0	$(49,253)	$(62,094)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(184,289)	$0	$(184,289)
Purchased Options	0	0	0	(154)	64,572	64,418
Written Options	0	748	0	154	(42,324)	(41,422)
Swap Agreements	0	39	162,006	0	(31)	162,014

	$0	$787	$162,006	$(184,289)	$22,217	$721

	$0	$1,688	$148,264	$(184,289)	$(27,036)	$(61,373)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(30)	$(30)
Futures	0	0	14,116	0	71,233	85,349
Swap Agreements	0	1,107	0	0	9,452	10,559

	$0	$1,107	$14,116	$0	$80,655	$95,878

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$84,088	$0	$84,088
Purchased Options	0	0	0	127	(62,650)	(62,523)
Written Options	0	238	0	372	78,978	79,588
Swap Agreements	0	(91)	666,267	0	0	666,176

	$0	$147	$666,267	$84,587	$16,328	$767,329

	$0	$1,254	$680,383	$84,587	$96,983	$863,207

80	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$169,488	$0	$169,488
Industrials	0	62,966	0	62,966
Utilities	0	16,118	0	16,118
Municipal Bonds & Notes
California	0	3,030	0	3,030
Illinois	0	4,514	0	4,514
Pennsylvania	0	130	0	130
Texas	0	1,592	0	1,592
U.S. Government Agencies	0	102,983	0	102,983
U.S. Treasury Obligations	0	1,202,251	0	1,202,251
Non-Agency Mortgage-Backed Securities	0	166,781	0	166,781
Asset-Backed Securities	0	329,280	0	329,280
Sovereign Issues	0	15,223	0	15,223
Preferred Securities
Banking & Finance	0	6,849	0	6,849
Short-Term Instruments
Japan Treasury Bills	0	40,651	0	40,651

	$0	$2,121,856	$0	$2,121,856

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$119,621	$0	$0	$119,621

Total Investments	$119,621	$2,121,856	$0	$2,241,477

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(26,233)	$0	$(26,233)
U.S. Government Agencies	0	(16,477)	0	(16,477)

	$0	$(42,710)	$0	$(42,710)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,043	3,032	0	5,075
Over the counter	0	284,077	0	284,077

	$2,043	$287,109	$0	$289,152

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(154)	(3,841)	0	(3,995)
Over the counter	0	(17,174)	0	(17,174)

	$(154)	$(21,015)	$0	$(21,169)

Total Financial Derivative Instruments	$1,889	$266,094	$0	$267,983

Totals	$121,510	$2,345,240	$0	$2,466,750

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	81

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Alliant Holdings Intermediate LLC
3.359% (LIBOR03M + 3.250%) due 05/09/2025 ~		$295	$292

Altice France S.A.
4.198% (LIBOR03M + 4.000%) due 08/14/2026 ~		391	390

Avolon TLB Borrower (U.S.) LLC
3.250% (LIBOR03M + 2.500%) due 12/01/2027 ~		798	799

Caesars Resort Collection LLC
2.859% (LIBOR03M + 2.750%) due 12/23/2024 ~		1,161	1,144

CBI Buyer, INC.
3.750% (LIBOR03M + 3.250%) due 01/06/2028 ~		1,300	1,296

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		586	587

Verifone Systems, Inc.
4.182% (LIBOR03M + 4.000%) due 08/20/2025 ~		293	287

Zayo Group Holdings, Inc.
3.109% (LIBOR03M + 3.000%) due 03/09/2027 ~		356	354

Total Loan Participations and Assignments (Cost $5,147)			5,149

CORPORATE BONDS & NOTES 65.4%

BANKING & FINANCE 22.7%

AIA Group Ltd.
3.200% due 09/16/2040		900	890
3.375% due 04/07/2030		300	321

AIB Group PLC
4.263% due 04/10/2025 •		500	544

Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033		1,000	911

American Assets Trust LP
3.375% due 02/01/2031		1,100	1,083

American International Group, Inc.
4.375% due 06/30/2050		1,100	1,258

American Tower Corp.
2.750% due 01/15/2027		200	209
3.100% due 06/15/2050		500	460
3.125% due 01/15/2027		1,800	1,917

Aon Corp.
2.800% due 05/15/2030		1,000	1,023

Athene Global Funding
2.500% due 01/14/2025		300	311

Aviation Capital Group LLC
4.875% due 10/01/2025		300	327
5.500% due 12/15/2024		600	671

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		400	427
5.500% due 01/15/2023		58	62
5.500% due 01/15/2026		1,300	1,440

Banca Monte dei Paschi di Siena SpA
3.625% due 09/24/2024	EUR	1,200	1,490

Banco Bradesco S.A.
3.200% due 01/27/2025		$600	615

Banco BTG Pactual S.A.
4.500% due 01/10/2025		600	614

Banco Santander Chile
2.700% due 01/10/2025		700	733

Bank of America Corp.
0.810% due 10/24/2024 •		1,700	1,705
0.984% (US0003M + 0.790%) due 03/05/2024 ~		1,100	1,111
2.831% due 10/24/2051 •		900	828
4.100% due 07/24/2023		300	324

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Bank PLC
7.625% due 11/21/2022 (f)		$610	$670
10.179% due 06/12/2021		740	753

Barclays PLC
6.125% due 12/15/2025 •(e)(f)		1,700	1,858
7.125% due 06/15/2025 •(e)(f)	GBP	200	311
7.875% due 03/15/2022 •(e)(f)		$600	632
7.875% due 09/15/2022 •(e)(f)	GBP	1,100	1,632

Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048		$100	116

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050		700	629
3.500% due 09/10/2049		600	607

BNP Paribas S.A.
4.500% due 02/25/2030 •(e)(f)		300	296
6.750% due 03/14/2022 •(e)(f)		200	208

BOC Aviation Ltd.
3.500% due 10/10/2024		1,200	1,288

BPCE S.A.
4.500% due 03/15/2025		900	992
4.625% due 07/11/2024		1,200	1,325

Brixmor Operating Partnership LP
1.255% (US0003M + 1.050%) due 02/01/2022 ~		300	301
4.125% due 05/15/2029		200	216

Brookfield Finance LLC
3.450% due 04/15/2050		800	759

Carlyle Finance LLC
5.650% due 09/15/2048		100	127

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,355

CIT Group, Inc.
4.750% due 02/16/2024		400	436

Citigroup, Inc.
8.125% due 07/15/2039		780	1,282

CNA Financial Corp.
3.900% due 05/01/2029		400	442

Commonwealth Bank of Australia
3.743% due 09/12/2039(f)		1,300	1,359

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(e)(f)	EUR	1,800	2,144

Credit Suisse Group AG
2.997% due 12/14/2023 •		$2,100	2,172
3.800% due 06/09/2023		1,400	1,486
6.250% due 12/18/2024 •(e)(f)		1,000	1,067
7.125% due 07/29/2022 •(e)(f)		400	417

Crown Castle International Corp.
3.250% due 01/15/2051		600	553
4.000% due 03/01/2027		200	222
4.000% due 11/15/2049		800	835

CVS Pass-Through Trust
4.704% due 01/10/2036		2,726	2,989

CyrusOne LP
3.450% due 11/15/2029		500	515

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		4,200	4,334

Danske Bank A/S
3.244% due 12/20/2025 •		300	320

Deutsche Bank AG
2.129% due 11/24/2026 •(g)		1,100	1,103
2.625% due 12/16/2024	GBP	800	1,149
3.547% due 09/18/2031 •		$725	749
3.729% due 01/14/2032 •(g)		2,400	2,330
4.250% due 10/14/2021		3,000	3,056

Discover Bank
4.650% due 09/13/2028		1,000	1,144

Duke Realty LP
3.375% due 12/15/2027		300	328

Equinix, Inc.
3.000% due 07/15/2050		200	177
3.200% due 11/18/2029		400	416

ESH Hospitality, Inc.
4.625% due 10/01/2027		100	106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Essex Portfolio LP
2.650% due 09/01/2050		$2,600	$2,174

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		600	656
4.850% due 04/17/2028		500	557

Fidelity National Financial, Inc.
5.500% due 09/01/2022		2,800	2,991

FMR LLC
4.950% due 02/01/2033		2,000	2,448

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	1,200	1,417
2.748% due 06/14/2024	GBP	600	835
3.087% due 01/09/2023		$1,000	1,018
3.375% due 11/13/2025		800	815
3.550% due 10/07/2022		700	718

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		2,500	2,617

GE Capital Funding LLC
3.450% due 05/15/2025		900	974
4.400% due 05/15/2030		5,500	6,231

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		400	458

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •		1,400	1,503
3.691% due 06/05/2028 •		1,600	1,752

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		900	908

Healthcare Trust of America Holdings LP
3.500% due 08/01/2026		1,300	1,422

Host Hotels & Resorts LP
4.000% due 06/15/2025		1,000	1,063

Howard Hughes Corp.
4.375% due 02/01/2031		1,500	1,471

HSBC Holdings PLC
2.357% due 08/18/2031 •		1,300	1,252
2.633% due 11/07/2025 •		300	314
2.848% due 06/04/2031 •		1,600	1,602
3.803% due 03/11/2025 •		700	756
4.041% due 03/13/2028 •		300	329
4.600% due 12/17/2030 •(e)(f)		1,700	1,685
6.375% due 09/17/2024 •(e)(f)		900	980
6.500% due 03/23/2028 •(e)(f)		700	786

India Green Power Holdings
4.000% due 02/22/2027		1,800	1,811

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		300	299

ING Groep NV
3.550% due 04/09/2024		1,200	1,292

Intercontinental Exchange, Inc.
2.650% due 09/15/2040		3,200	2,969
3.000% due 06/15/2050		800	749

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		300	307

Kimco Realty Corp.
2.800% due 10/01/2026		1,600	1,691

KKR Group Finance Co. LLC
3.500% due 08/25/2050		1,500	1,489
3.625% due 02/25/2050		400	406

Lexington Realty Trust
2.700% due 09/15/2030		500	489

Lloyds Banking Group PLC
1.875% due 01/15/2026 •	GBP	700	985
2.907% due 11/07/2023 •		$500	518
3.500% due 04/01/2026 •	EUR	600	795
4.344% due 01/09/2048		$700	765
4.947% due 06/27/2025 •(e)(f)	EUR	300	383

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		$1,300	1,297

Mid-America Apartments LP
3.750% due 06/15/2024		1,500	1,624

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		600	578

82	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mizuho Financial Group, Inc.
2.201% due 07/10/2031 •		$1,400	$1,354
2.226% due 05/25/2026 •		400	412

Morgan Stanley
1.152% (US0003M + 0.930%) due 07/22/2022 ~		500	501
3.591% due 07/22/2028 •		1,700	1,855
7.500% due 04/02/2032 þ(g)		8,600	6,880

MPT Operating Partnership LP
3.692% due 06/05/2028	GBP	500	720

Nasdaq, Inc.
0.875% due 02/13/2030	EUR	200	238
2.500% due 12/21/2040		$1,300	1,144

National Health Investors, Inc.
3.000% due 02/01/2031		800	749

National Retail Properties, Inc.
3.500% due 10/15/2027		900	970

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		300	312

Nationwide Building Society
4.000% due 09/14/2026		1,600	1,755

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		600	611

Natwest Group PLC
5.076% due 01/27/2030 •		1,200	1,390
8.625% due 08/15/2021 •(e)(f)		3,300	3,386

Navient Corp.
7.250% due 01/25/2022		200	208

Nippon Life Insurance Co.
2.750% due 01/21/2051 •		2,500	2,375

Nissan Motor Acceptance Corp.
1.115% (US0003M + 0.890%) due 01/13/2022 ~		800	802
2.600% due 09/28/2022		700	717

Nomura Holdings, Inc.
2.679% due 07/16/2030		900	885
3.103% due 01/16/2030		500	508

Ohio National Financial Services, Inc.
5.550% due 01/24/2030		400	437

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		1,600	1,590

Pacific LifeCorp
3.350% due 09/15/2050		2,300	2,244

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		200	218

Physicians Realty LP
3.950% due 01/15/2028		400	428

Pine Street Trust
4.572% due 02/15/2029		1,000	1,125

Protective Life Corp.
3.400% due 01/15/2030		600	626

Prudential Financial, Inc.
3.700% due 03/13/2051		800	848

Quicken Loans LLC
5.250% due 01/15/2028		300	316

Regency Centers LP
3.700% due 06/15/2030		500	536

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,400	1,311

Santander UK Group Holdings PLC
1.532% due 08/21/2026 •		1,400	1,389
4.750% due 09/15/2025		500	555
7.375% due 06/24/2022 •(e)(f)	GBP	400	579

Santander UK PLC
2.875% due 06/18/2024		$200	213

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		200	208

Service Properties Trust
4.950% due 10/01/2029		100	95

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		400	408
5.950% due 10/24/2022		200	206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale S.A.
5.375% due 11/18/2030 •(e)(f)		$700	$722
7.375% due 09/13/2021 •(e)(f)		1,000	1,024

Spirit Realty LP
4.450% due 09/15/2026		1,500	1,666

Standard Chartered PLC
2.819% due 01/30/2026 •		500	520
3.265% due 02/18/2036 •		1,800	1,750

Stifel Financial Corp.
4.000% due 05/15/2030		500	541

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		700	677

SURA Asset Management S.A.
4.375% due 04/11/2027		1,300	1,423

Teachers Insurance & Annuity Association of America
4.900% due 09/15/2044		1,100	1,349

TP ICAP PLC
5.250% due 01/26/2024	GBP	500	758

UBS Group AG
1.144% (US0003M + 0.950%) due 08/15/2023 ~		$2,100	2,120
4.375% due 02/10/2031 •(e)(f)		600	593

UniCredit SpA
6.750% due 09/10/2021 •(e)(f)	EUR	600	720
9.250% due 06/03/2022 •(e)(f)		500	639

Unum Group
4.500% due 03/15/2025		$500	559

Wells Fargo & Co.
2.406% due 10/30/2025 •		1,100	1,150
2.572% due 02/11/2031 •		1,600	1,610

Wells Fargo Bank N.A.
5.850% due 02/01/2037		750	995
6.600% due 01/15/2038		400	568

Weyerhaeuser Co.
4.000% due 11/15/2029		700	780
7.375% due 03/15/2032		1,200	1,687

			185,614

INDUSTRIALS 32.7%

7-Eleven, Inc.
2.800% due 02/10/2051		1,000	897

AbbVie, Inc.
4.400% due 11/06/2042		3,100	3,608

Aetna, Inc.
6.750% due 12/15/2037		1,200	1,712

Agilent Technologies, Inc.
2.100% due 06/04/2030		400	392

Air Canada Pass-Through Trust
5.250% due 10/01/2030		1,400	1,508

Aker BP ASA
3.000% due 01/15/2025		300	311

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		1,345	1,476

Alcon Finance Corp.
2.600% due 05/27/2030		400	402
3.800% due 09/23/2049		500	525

Alibaba Group Holding Ltd.
3.400% due 12/06/2027		3,600	3,864

Allegion PLC
3.500% due 10/01/2029		600	631

Altice Financing S.A.
2.250% due 01/15/2025	EUR	400	459

Altria Group, Inc.
4.800% due 02/14/2029		$258	297

American Airlines Pass-Through Trust
3.350% due 04/15/2031		1,816	1,839
3.375% due 11/01/2028		727	708
3.600% due 04/15/2031		216	206
3.650% due 12/15/2029		405	389

Amgen, Inc.
3.375% due 02/21/2050		700	701
4.950% due 10/01/2041		1,214	1,510

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048		$1,192	$1,341
4.950% due 01/15/2042		1,500	1,797

Anthem, Inc.
4.650% due 01/15/2043		1,600	1,906

Aptiv PLC
4.350% due 03/15/2029		600	676

Atlantia SpA
1.875% due 07/13/2027	EUR	500	600

AutoNation, Inc.
4.750% due 06/01/2030		$400	462

Bacardi Ltd.
4.700% due 05/15/2028		1,200	1,374

BAE Systems PLC
3.000% due 09/15/2050		1,000	914

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050		900	911

BAT Capital Corp.
4.390% due 08/15/2037		1,200	1,260
4.540% due 08/15/2047		400	403
4.758% due 09/06/2049		300	309

Becton Dickinson and Co.
3.734% due 12/15/2024		647	707
3.794% due 05/20/2050		500	533

Berry Global, Inc.
1.570% due 01/15/2026		2,600	2,562

Boardwalk Pipelines LP
3.400% due 02/15/2031		2,000	2,003

Boeing Co.
2.750% due 02/01/2026		2,800	2,884
3.650% due 03/01/2047		400	369
3.750% due 02/01/2050		700	672
5.705% due 05/01/2040		400	490
5.930% due 05/01/2060		2,800	3,602

Bombardier, Inc.
6.125% due 01/15/2023		200	208

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050		700	686

Boston Scientific Corp.
2.650% due 06/01/2030		1,100	1,112

BRF S.A.
4.875% due 01/24/2030		1,400	1,430

British Airways Pass-Through Trust
3.800% due 03/20/2033		850	888
4.125% due 03/20/2033		1,364	1,370

Broadcom, Inc.
2.450% due 02/15/2031		1,500	1,417
3.459% due 09/15/2026		504	541
3.469% due 04/15/2034		1,900	1,916
4.300% due 11/15/2032		1,300	1,417
5.000% due 04/15/2030		900	1,027

Cameron LNG LLC
3.302% due 01/15/2035		300	309

Canadian Pacific Railway Co.
6.125% due 09/15/2115		400	585

Carrier Global Corp.
3.377% due 04/05/2040		1,900	1,900

Catholic Health Services of Long Island Obligated Group
3.368% due 07/01/2050		500	479

CCO Holdings LLC
4.500% due 08/15/2030		1,700	1,735

Centene Corp.
4.625% due 12/15/2029		500	542

Charter Communications Operating LLC
4.800% due 03/01/2050		1,600	1,720
5.375% due 05/01/2047		2,500	2,908

Children’s Health System of Texas
2.511% due 08/15/2050		1,500	1,325

Cigna Corp.
4.800% due 08/15/2038		2,100	2,514

Citrix Systems, Inc.
3.300% due 03/01/2030		300	309

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	83

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Comcast Corp.
2.800% due 01/15/2051	$500	$459
3.969% due 11/01/2047	2,279	2,549
4.700% due 10/15/2048	1,300	1,610
6.400% due 05/15/2038	12	17
6.500% due 11/15/2035	200	283

CommonSpirit Health
3.910% due 10/01/2050	1,300	1,328

Conagra Brands, Inc.
5.300% due 11/01/2038	1,100	1,360

CoStar Group, Inc.
2.800% due 07/15/2030	600	588

Cox Communications, Inc.
2.950% due 10/01/2050	2,800	2,483

CSN Resources S.A.
7.625% due 04/17/2026	800	852

CVS Health Corp.
2.700% due 08/21/2040	3,300	3,046
5.050% due 03/25/2048	800	984

DAE Funding LLC
1.625% due 02/15/2024	3,500	3,496
3.375% due 03/20/2028	1,900	1,892
4.500% due 08/01/2022	100	101

Dell International LLC
4.000% due 07/15/2024	1,100	1,195
5.450% due 06/15/2023	2,500	2,733
6.020% due 06/15/2026	600	711

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	236	247

Delta Air Lines, Inc.
4.500% due 10/20/2025	1,000	1,068

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	600	891

Diamondback Energy, Inc.
4.750% due 05/31/2025	400	447

Discovery Communications LLC
4.000% due 09/15/2055	3,203	3,159

eBay, Inc.
2.700% due 03/11/2030	600	607

Ecopetrol S.A.
7.375% due 09/18/2043	600	735

Elanco Animal Health, Inc.
5.272% due 08/28/2023	100	108

Enbridge, Inc.
4.500% due 06/10/2044	1,500	1,625

Energy Transfer Operating LP
4.050% due 03/15/2025	1,100	1,189
6.625% due 10/15/2036	500	615
7.500% due 07/01/2038	400	529

Entergy Louisiana LLC
4.200% due 04/01/2050	400	453

Enterprise Products Operating LLC
5.750% due 03/01/2035	200	243

EQM Midstream Partners LP
4.125% due 12/01/2026	400	398

Expedia Group, Inc.
2.950% due 03/15/2031	650	642
6.250% due 05/01/2025	440	509

Fairstone Financial, Inc.
7.875% due 07/15/2024	500	527

Ferguson Finance PLC
3.250% due 06/02/2030	400	422

Fiserv, Inc.
3.200% due 07/01/2026	400	432

Ford Foundation
2.415% due 06/01/2050	700	635
2.815% due 06/01/2070	1,400	1,268

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	300	313

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031	700	669

Garda World Security Corp.
4.625% due 02/15/2027	300	301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		$1,000	$1,049

General Electric Co.
5.875% due 01/14/2038		100	130
6.750% due 03/15/2032		831	1,114
6.875% due 01/10/2039		444	626

General Motors Co.
5.150% due 04/01/2038		1,900	2,179

Gerdau Trade, Inc.
4.875% due 10/24/2027		900	1,003

Global Payments, Inc.
2.900% due 05/15/2030		400	409

Globo Comunicacao e Participacoes S.A.
5.125% due 03/31/2027		200	206

Guara Norte SARL
5.198% due 06/15/2034		1,000	982

Hershey Co.
2.650% due 06/01/2050		500	452

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		700	680

Humana, Inc.
3.950% due 08/15/2049		400	432

Huntsman International LLC
4.500% due 05/01/2029		900	998

Hyatt Hotels Corp.
3.191% (US0003M + 3.000%) due 09/01/2022 ~		1,400	1,411

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	300	359

IHS Markit Ltd.
4.250% due 05/01/2029		$600	677

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	700	822

JetBlue Pass-Through Trust
4.000% due 05/15/2034		$1,700	1,840

Johnson & Johnson
2.250% due 09/01/2050		1,800	1,606

Kaiser Foundation Hospitals
4.150% due 05/01/2047		500	592

Kinder Morgan, Inc.
1.521% (US0003M + 1.280%) due 01/15/2023 ~		200	203

Kraft Heinz Foods Co.
3.000% due 06/01/2026		925	974
4.625% due 01/30/2029		500	562
6.500% due 02/09/2040		800	1,047

Lear Corp.
5.250% due 05/15/2049		500	587

Leidos, Inc.
4.375% due 05/15/2030		400	445

Lennar Corp.
4.750% due 11/29/2027		1,300	1,494
5.000% due 06/15/2027		1,000	1,153

Lenovo Group Ltd.
3.421% due 11/02/2030		900	905

Level 3 Financing, Inc.
3.875% due 11/15/2029		700	739

Masco Corp.
7.750% due 08/01/2029		1,118	1,486

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		1,000	1,065
5.750% due 07/21/2028		600	640

Mondelez International Holdings Netherlands BV
2.125% due 09/19/2022		500	512

Moody’s Corp.
0.950% due 02/25/2030	EUR	400	488
2.550% due 08/18/2060		$2,000	1,625

Motorola Solutions, Inc.
2.300% due 11/15/2030		2,500	2,367

MPLX LP
2.650% due 08/15/2030		2,000	1,962

National Fuel Gas Co.
2.950% due 03/01/2031		1,000	964

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newcrest Finance Pty. Ltd.
4.200% due 05/13/2050		$400	$435
5.750% due 11/15/2041		950	1,220

Newmont Corp.
2.800% due 10/01/2029		1,100	1,133

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		4,700	5,161

Norfolk Southern Corp.
3.155% due 05/15/2055		1,101	1,027

Nutrition & Biosciences, Inc.
3.468% due 12/01/2050		2,900	2,848

NVR, Inc.
3.000% due 05/15/2030		1,200	1,233

NXP BV
3.875% due 06/18/2026		900	992

Occidental Petroleum Corp.
7.950% due 06/15/2039		800	948

Oracle Corp.
3.650% due 03/25/2041 (g)		6,300	6,384
4.125% due 05/15/2045		1,900	1,994

Owens Corning
3.400% due 08/15/2026		1,300	1,412

PayPal Holdings, Inc.
3.250% due 06/01/2050		500	499

Penske Truck Leasing Co. LP
3.350% due 11/01/2029		500	519

PerkinElmer, Inc.
3.300% due 09/15/2029		300	317

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		400	393

Pertamina Persero PT
4.175% due 01/21/2050		400	388

Petroleos Mexicanos
6.350% due 02/12/2048		3,684	3,043
6.950% due 01/28/2060		3,228	2,775

PetSmart, Inc.
4.750% due 02/15/2028		300	307

Prime Security Services Borrower LLC
6.250% due 01/15/2028		200	208

Prosus NV
4.027% due 08/03/2050		1,100	1,002

PTC, Inc.
4.000% due 02/15/2028		400	407

PulteGroup, Inc.
5.000% due 01/15/2027		1,200	1,382

QVC, Inc.
5.950% due 03/15/2043		2,100	2,053

Rackspace Technology Global, Inc.
5.375% due 12/01/2028		1,000	1,019

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	300	351

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030		$1,200	1,111
2.800% due 09/15/2050		1,200	1,042

RELX Capital, Inc.
3.000% due 05/22/2030		400	415

Rockefeller Foundation
2.492% due 10/01/2050		400	367

Rockies Express Pipeline LLC
4.800% due 05/15/2030		800	792

Rolls-Royce PLC
3.625% due 10/14/2025		200	201
4.625% due 02/16/2026	EUR	800	1,014

Royalty Pharma PLC
3.550% due 09/02/2050		$1,100	1,051

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		600	675
5.000% due 03/15/2027		1,500	1,709

Sands China Ltd.
5.125% due 08/08/2025		700	784
5.400% due 08/08/2028		1,700	1,946

Sasol Financing USA LLC
4.375% due 09/18/2026		500	511

84	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saudi Arabian Oil Co.
2.875% due 04/16/2024		$400	$422
3.500% due 11/24/2070		1,600	1,423
4.375% due 04/16/2049		300	326

Seagate HDD Cayman
4.125% due 01/15/2031		1,300	1,322

ServiceNow, Inc.
1.400% due 09/01/2030		2,300	2,082

Southern Co.
3.250% due 07/01/2026		800	857

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		400	397

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		142	142

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	400	477

Starbucks Corp.
1.300% due 05/07/2022		$400	404

Stryker Corp.
2.900% due 06/15/2050		400	379

Suncor Energy, Inc.
6.500% due 06/15/2038		100	134

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026		1,200	1,293

Sutter Health
3.361% due 08/15/2050		1,200	1,191

Syngenta Finance NV
4.441% due 04/24/2023		400	419

T-Mobile USA, Inc.
3.000% due 02/15/2041		2,000	1,860
3.600% due 11/15/2060		2,900	2,790
3.875% due 04/15/2030		400	435

Takeda Pharmaceutical Co. Ltd.
3.375% due 07/09/2060		600	578
5.000% due 11/26/2028		600	711

TEGNA, Inc.
4.625% due 03/15/2028		500	510

Tencent Holdings Ltd.
3.280% due 04/11/2024		1,100	1,173
3.290% due 06/03/2060		600	550

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		2,700	2,692
7.625% due 04/01/2037		100	136

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		100	100

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023		600	598

Texas Eastern Transmission LP
4.150% due 01/15/2048		2,800	2,841

Thermo Fisher Scientific, Inc.
1.500% due 10/01/2039	EUR	500	601

Thomson Reuters Corp.
5.650% due 11/23/2043		$3,500	4,417

Time Warner Cable LLC
5.500% due 09/01/2041		1,297	1,540
5.875% due 11/15/2040		400	498

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		600	711
6.200% due 10/15/2037		100	130
7.250% due 08/15/2038		150	217

Transocean Pontus Ltd.
6.125% due 08/01/2025		218	206

Travel + Leisure Co.
6.600% due 10/01/2025		400	449

Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025		89	92

United Airlines Pass-Through Trust
3.500% due 09/01/2031		1,237	1,270
4.000% due 10/11/2027		697	722
5.875% due 04/15/2029		3,220	3,577

UnitedHealth Group, Inc.
3.125% due 05/15/2060		1,100	1,083
6.625% due 11/15/2037		1,300	1,932

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Utah Acquisition Sub, Inc.
3.950% due 06/15/2026	$2,400	$2,645
5.250% due 06/15/2046	100	118

Vale Overseas Ltd.
3.750% due 07/08/2030	600	627
6.875% due 11/10/2039	1,600	2,140

Verisk Analytics, Inc.
3.625% due 05/15/2050	400	394

Vessel Management Services, Inc.
3.432% due 08/15/2036	1,538	1,663

Vine Energy Holdings LLC
6.750% due 04/15/2029 (b)	500	500

VMware, Inc.
3.900% due 08/21/2027	700	765

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025	600	645

Walt Disney Co.
3.800% due 05/13/2060	2,500	2,757

Western Midstream Operating LP
5.500% due 08/15/2048	600	593

Williams Cos., Inc.
8.750% due 03/15/2032	137	201

Woodside Finance Ltd.
3.700% due 09/15/2026	1,600	1,708
4.500% due 03/04/2029	700	764

Wynn Las Vegas LLC
5.250% due 05/15/2027	400	419

Wynn Macau Ltd.
5.500% due 01/15/2026	500	523

Wynn Resorts Finance LLC
5.125% due 10/01/2029	600	615

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	400	394

Zoetis, Inc.
4.450% due 08/20/2048	300	359

		266,637

UTILITIES 10.0%

AEP Texas, Inc.
4.150% due 05/01/2049	400	437

American Water Capital Corp.
4.150% due 06/01/2049	300	346

Appalachian Power Co.
7.000% due 04/01/2038	100	144

Arizona Public Service Co.
2.650% due 09/15/2050	1,300	1,130

AT&T, Inc.
3.300% due 02/01/2052	2,200	1,985
3.500% due 02/01/2061	1,400	1,273
3.650% due 09/15/2059	4,627	4,238
3.800% due 12/01/2057	2,381	2,270
3.850% due 06/01/2060	3,200	3,066

Berkshire Hathaway Energy Co.
5.950% due 05/15/2037	400	532

Blue Racer Midstream LLC
7.625% due 12/15/2025	200	216

British Telecommunications PLC
9.625% due 12/15/2030	400	617

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030	400	401

Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	400	567

Deutsche Telekom AG
3.625% due 01/21/2050	900	915

DTE Electric Co.
2.625% due 03/01/2031	300	308

Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	928

Duke Energy Corp.
2.450% due 06/01/2030	500	494

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Edison International
3.125% due 11/15/2022	$600	$620

Enable Midstream Partners LP
3.900% due 05/15/2024	100	107
4.150% due 09/15/2029	700	729

Enel Finance International NV
2.650% due 09/10/2024	600	632
4.625% due 09/14/2025	200	227
4.875% due 06/14/2029	1,500	1,756

Entergy Arkansas LLC
2.650% due 06/15/2051	800	705

Entergy Corp.
3.750% due 06/15/2050	400	403

Exelon Generation Co. LLC
3.250% due 06/01/2025	400	427

FirstEnergy Corp.
3.400% due 03/01/2050	1,600	1,407
5.350% due 07/15/2047	1,600	1,800

FirstEnergy Transmission LLC
4.350% due 01/15/2025	400	434

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030	2,700	2,588

Georgia Power Co.
3.250% due 03/15/2051	2,800	2,686

Kentucky Utilities Co.
3.300% due 06/01/2050	500	488

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	2,300	2,376

NGPL PipeCo LLC
7.768% due 12/15/2037	700	931

NRG Energy, Inc.
2.450% due 12/02/2027	1,100	1,094

Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,481

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (c)	200	212

ONEOK, Inc.
5.850% due 01/15/2026	2,000	2,344

Pacific Gas & Electric Co.
2.100% due 08/01/2027	700	686
3.250% due 06/15/2023	800	834
3.300% due 12/01/2027	500	523
3.500% due 08/01/2050	1,700	1,480
3.950% due 12/01/2047	1,800	1,663
4.250% due 03/15/2046	500	480
4.550% due 07/01/2030	1,300	1,411
4.950% due 07/01/2050	600	618

Petrobras Global Finance BV
5.093% due 01/15/2030	2,194	2,283

Plains All American Pipeline LP
5.150% due 06/01/2042	300	305

Progress Energy, Inc.
7.750% due 03/01/2031	400	560

PT Perusahaan Listrik Negara
4.375% due 02/05/2050	500	506

Puget Energy, Inc.
4.100% due 06/15/2030	500	543

Rio Oil Finance Trust
9.250% due 07/06/2024	302	336

San Diego Gas & Electric Co.
4.300% due 04/01/2042	1,000	1,135

SES S.A.
5.300% due 04/04/2043	1,800	1,992

Shell International Finance BV
3.625% due 08/21/2042	1,100	1,187

Southern California Edison Co.
2.250% due 06/01/2030	2,200	2,133
3.650% due 02/01/2050	200	198
4.650% due 10/01/2043	400	455
4.875% due 03/01/2049	100	116
5.625% due 02/01/2036	200	250
6.000% due 01/15/2034	300	393
6.650% due 04/01/2029	200	244

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	85

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Corp.
7.125% due 06/15/2024	$300	$346
7.250% due 09/15/2021	800	821
7.875% due 09/15/2023	300	343

Telefonica Europe BV
8.250% due 09/15/2030	1,250	1,772

Verizon Communications, Inc.
2.625% due 08/15/2026	4,700	4,973
4.125% due 08/15/2046	1,800	1,977
4.672% due 03/15/2055	1,336	1,593

Virginia Electric & Power Co.
8.875% due 11/15/2038	300	516

Vodafone Group PLC
4.250% due 09/17/2050	1,200	1,324
4.875% due 06/19/2049	1,000	1,190

Wisconsin Electric Power Co.
4.300% due 12/15/2045	2,400	2,692

		81,192

Total Corporate Bonds & Notes (Cost $514,362)		533,443

MUNICIPAL BONDS & NOTES 2.2%

CALIFORNIA 0.6%

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	200	311

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	2,192

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,000	2,534

		5,037

FLORIDA 0.2%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
2.154% due 07/01/2030	1,400	1,400

GEORGIA 0.4%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,418	3,464

MARYLAND 0.3%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
3.197% due 07/01/2050	2,200	2,126

NEW YORK 0.1%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	400	553

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,700	2,646

TEXAS 0.3%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2020
2.919% due 11/01/2050	2,400	2,285

Total Municipal Bonds & Notes (Cost $15,303)		17,511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 8.0%

Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (d)	$20,000	$16,649
3.980% due 07/01/2021	2,500	2,511
5.625% due 04/17/2028	100	128
6.210% due 08/06/2038	9,643	15,015

Fannie Mae, TBA
3.000% due 06/01/2051	2,800	2,915

Freddie Mac
0.000% due 03/15/2031 (d)	1,100	902
2.750% due 11/25/2029	1,697	1,786
5.000% due 04/15/2038	57	65
6.250% due 07/15/2032	300	433
6.750% due 03/15/2031	1,900	2,757

Ginnie Mae
3.500% due 11/20/2044	1,639	1,733
4.000% due 06/20/2048	317	342
5.500% due 10/20/2037	626	775

Ginnie Mae, TBA
2.000% due 05/01/2051	900	907
2.500% due 05/01/2051	900	927

Israel Government AID Bond
5.500% due 09/18/2033	1,800	2,478

Residual Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (d)	11,000	9,262

Resolution Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (a)	2,300	1,933

Small Business Administration
5.290% due 12/01/2027	56	59

Uniform Mortgage-Backed Security
3.500% due 08/01/2046	3,181	3,419
4.000% due 10/01/2047 - 06/01/2049	342	371

Total U.S. Government Agencies (Cost $55,726)		65,367

U.S. TREASURY OBLIGATIONS 42.0%

U.S. Treasury Bonds
1.250% due 05/15/2050 (h)	67,400	50,884
1.375% due 11/15/2040 (h)	2,100	1,787
1.375% due 08/15/2050 (h)	58,600	45,745
1.625% due 11/15/2050 (h)	39,122	32,612
1.875% due 02/15/2041 (h)	27,000	25,148
1.875% due 02/15/2051 (h)	7,600	6,746
2.000% due 02/15/2050 (h)	13,300	12,168
2.375% due 11/15/2049 (h)	58,780	58,421
2.750% due 08/15/2042 (j)	600	644
2.875% due 05/15/2043 (h)	1,637	1,791
2.875% due 05/15/2049 (j)(l)	19,770	21,718
3.000% due 08/15/2048 (j)(l)	12,712	14,270
3.125% due 02/15/2043 (h)(j)	23,100	26,293
3.125% due 05/15/2048 (h)	3,103	3,560
4.375% due 11/15/2039	40	53

U.S. Treasury Notes
0.625% due 08/15/2030	400	362
1.750% due 11/15/2029	485	491

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)	500	377
0.000% due 08/15/2040 (d)	4,500	2,886
0.000% due 11/15/2040 (d)	12,200	7,765
0.000% due 08/15/2042 (d)	2,600	1,559
0.000% due 05/15/2043 (d)	5,800	3,406
0.000% due 11/15/2043 (d)	1,000	579
0.000% due 11/15/2044 (d)	13,200	7,397
0.000% due 05/15/2046 (d)	8,700	4,674
0.000% due 08/15/2047 (d)	22,500	11,709

Total U.S. Treasury Obligations (Cost $354,866)		343,045

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 2.3%

American Home Mortgage Investment Trust
0.689% due 11/25/2045 •		$971	$948

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035		1,100	1,230
4.957% due 08/10/2035 ~		700	770

Bear Stearns Adjustable Rate Mortgage Trust
2.756% due 01/25/2035 ~		2	2

Citigroup Commercial Mortgage Trust
2.056% due 02/15/2039 •		2,051	2,100

Citigroup Mortgage Loan Trust
2.400% due 03/25/2034 ~		41	43
3.258% due 04/25/2066 ~		757	764

Credit Suisse Mortgage Capital Certificates
3.482% due 08/26/2058 ~		1,458	1,460

Credit Suisse Mortgage Capital Trust
3.007% due 10/27/2059 ~		1,299	1,311
3.048% due 12/26/2059 ~		652	657
3.322% due 10/25/2058 ~		859	867
3.394% due 04/25/2043 ~		1,640	1,674

Downey Savings & Loan Association Mortgage Loan Trust
2.685% due 07/19/2044 ~		27	26

GSMPS Mortgage Loan Trust
0.459% due 01/25/2036 •		948	792

IndyMac Mortgage Loan Trust
0.289% due 07/25/2047 •		87	70
0.299% due 04/25/2037 •		1,509	1,440

Merrill Lynch Mortgage Investors Trust
2.520% due 11/25/2035 •		550	556

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,307	1,365
4.500% due 05/25/2058 ~		244	265

RBSSP Resecuritization Trust
2.480% due 12/25/2035 ~		68	68

Structured Adjustable Rate Mortgage Loan Trust
2.578% due 02/25/2034 ~		6	6

Structured Asset Mortgage Investments Trust
0.489% due 07/25/2046 ^•		41	36
0.549% due 05/25/2036 •		68	66

WaMu Mortgage Pass-Through Certificates Trust
0.479% due 05/25/2034 •		876	771
0.949% due 06/25/2044 •		85	84
1.957% due 08/25/2046 •		501	491
2.644% due 01/25/2037 ^~		656	585

Total Non-Agency Mortgage-Backed Securities (Cost $17,905)			18,447

ASSET-BACKED SECURITIES 2.5%

Accredited Mortgage Loan Trust
0.979% due 01/25/2035 •		530	517

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		410	412

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •	EUR	1,100	1,291

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		$574	577

Countrywide Asset-Backed Certificates
0.579% due 04/25/2036 •		1,800	1,702

Countrywide Asset-Backed Certificates Trust
1.159% due 11/25/2035 •		848	849

Equifirst Loan Securitization Trust
0.279% due 04/25/2037 •		925	879

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		474	478

Harvest CLO DAC
0.760% due 07/15/2031 •(b)	EUR	1,600	1,876

HSI Asset Securitization Corp. Trust
0.269% due 05/25/2037 •		$140	138

IXIS Real Estate Capital Trust
0.739% due 02/25/2036 •		156	158

86	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Acquisition Corp.
0.814% due 09/25/2035 •		$400	$399

JP Morgan Mortgage Acquisition Trust
0.329% due 07/25/2036 •		320	320
0.559% due 11/25/2036 •		1,615	1,586

LCM LP
1.104% due 04/20/2028 •		524	525

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		1,433	1,447

Man GLG Euro CLO
0.900% due 10/15/2032 •	EUR	2,500	2,931

Mountain View CLO Ltd.
1.731% due 04/15/2029 •		$2,000	2,003

Securitized Asset-Backed Receivables LLC Trust
0.589% due 03/25/2036 •		641	635

SLM Student Loan Trust
1.718% due 04/25/2023 •		63	63

Structured Asset Investment Loan Trust
0.259% due 06/25/2036 •		589	579

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		248	250
1.109% due 10/25/2059 •		196	198
2.900% due 10/25/2059 ~		758	793

Total Asset-Backed Securities (Cost $20,212)			20,606

SOVEREIGN ISSUES 1.5%

Argentina Government International Bond
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,287	9

Australia Government International Bond
1.000% due 11/21/2031	AUD	1,800	1,256

Egypt Government International Bond
7.500% due 02/16/2061		$1,400	1,270

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		2,100	1,782

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government International Bond
3.875% due 07/03/2050		$900	$992

Mexico Government International Bond
3.771% due 05/24/2061		600	532

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,300	394
6.350% due 08/12/2028		1,300	406

Perusahaan Penerbit SBSN Indonesia
2.800% due 06/23/2030		$700	702

Qatar Government International Bond
4.000% due 03/14/2029		1,000	1,138
4.500% due 04/23/2028		400	467

Saudi Government International Bond
4.625% due 10/04/2047		1,800	2,023

Spain Government International Bond
5.150% due 10/31/2044	EUR	700	1,519

Total Sovereign Issues (Cost $12,298)			12,490

		SHARES
PREFERRED SECURITIES 2.4%

BANKING & FINANCE 2.1%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(e)(f)		600,000	706

Bank of America Corp.
4.300% due 01/28/2025 •(e)		1,900,000	1,909

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(e)		500,000	543

Charles Schwab Corp.
4.000% due 06/01/2026 •(e)		1,400,000	1,424

Citigroup, Inc.
4.000% due 12/10/2025 •(e)		2,600,000	2,632

JPMorgan Chase & Co.
3.558% due 07/01/2021 ~(e)		2,400,000	2,392
4.000% due 04/01/2025 •(e)		1,900,000	1,883
4.600% due 02/01/2025 •(e)		2,000,000	2,025

	SHARES	MARKET VALUE (000S)

Wells Fargo & Co.
3.900% due 03/15/2026 •(e)	3,700,000	$3,739

		17,253

UTILITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(e)	2,100,000	2,463

Total Preferred Securities (Cost $19,357)		19,716

Total Investments in Securities (Cost $1,015,176)		1,035,774

INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	15,381	152

Total Short-Term Instruments (Cost $151)		152

Total Investments in Affiliates (Cost $151)		152

Total Investments 126.9% (Cost $1,015,327)		$1,035,926

Financial Derivative Instruments (i)(k) 2.1% (Cost or Premiums, net $8,498)		17,541

Other Assets and Liabilities, net (29.0)%		(237,191)

Net Assets 100.0%		$816,276

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$1,100	$1,103	0.14%
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	2,400	2,330	0.29
Morgan Stanley	7.500	04/02/2032	02/11/2020	7,366	6,880	0.84
Oracle Corp.	3.650	03/25/2041	03/22/2021	6,258	6,384	0.78

				$17,124	$16,697	2.05%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	87

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	(0.010)%	03/18/2021	04/01/2021	$(21,088)	$(21,088)
BSN	0.080	03/16/2021	04/16/2021	(4,365)	(4,365)
DEU	0.080	03/15/2021	04/15/2021	(94,377)	(94,381)
GRE	0.070	03/24/2021	04/07/2021	(8,663)	(8,663)
	0.070	03/25/2021	04/01/2021	(1,835)	(1,835)
	0.080	03/17/2021	04/19/2021	(4,545)	(4,545)
JPS	0.020	03/04/2021	04/05/2021	(11,662)	(11,662)
	0.130	02/03/2021	04/05/2021	(4,823)	(4,824)

Total Reverse Repurchase Agreements					$(151,363)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BCY	(0.080)%	03/31/2021	04/05/2021	$(6,817)	$(6,817)
BPG	(0.070)	03/25/2021	04/01/2021	(6,560)	(6,560)
TDL	0.040	03/31/2021	04/01/2021	(39,916)	(39,916)
	0.050	03/31/2021	04/01/2021	(3,272)	(3,272)
UBS	0.070	03/23/2021	04/22/2021	(19,891)	(19,891)

Total Sale-Buyback Transactions					$(76,456)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.0)%
Ginnie Mae, TBA	4.000%	04/01/2051	$900	$(963)	$(961)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2051	5,050	(5,079)	(5,032)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2051	1,700	(1,800)	(1,796)

Total Short Sales (1.0)%				$(7,842)	$(7,789)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(21,088)	$0	$(21,088)	$21,006	$(82)
BSN	0	(4,365)	0	(4,365)	4,325	(40)
DEU	0	(94,381)	0	(94,381)	93,417	(964)
GRE	0	(15,043)	0	(15,043)	14,853	(190)
JPS	0	(16,486)	0	(16,486)	16,425	(61)

Master Securities Forward Transaction Agreement
BCY	0	0	(6,817)	(6,817)	6,746	(71)
BPG	0	0	(6,560)	(6,560)	6,427	(133)
TDL	0	0	(43,188)	(43,188)	42,838	(350)
UBS	0	0	(19,891)	(19,891)	19,629	(262)

Total Borrowings and Other Financing Transactions	$0	$(151,363)	$(76,456)

88	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(22,923)	$(128,440)	$0	$0	$(151,363)

Total	$(22,923)	$(128,440)	$0	$0	$(151,363)
Sale-Buyback Transactions
U.S. Treasury Obligations	(49,748)	(26,708)	0	0	(76,456)

Total	$(49,748)	$(26,708)	$0	$0	$(76,456)

Total Borrowings	$(72,671)	$(155,148)	$0	$0	$(227,819)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(227,819)

(h)	Securities with an aggregate market value of $226,098 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(130,235) at a weighted average interest rate of 0.102%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar April 2021 Futures	$ 98.500	04/16/2021	8	$20	$(1)	$(3)
Call - CME 90-Day Eurodollar April 2021 Futures	99.000	04/16/2021	8	20	(1)	0

Total Written Options					$(2)	$(3)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	06/2021	928	$184,087	$1,184	$914	$0
Euro-Bund 10-Year Bond June Futures	06/2021	42	8,436	4	14	(31)

				$1,188	$928	$(31)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	24	$(3,143)	$79	$6	$0
U.S. Treasury 30-Year Bond June Futures	06/2021	218	(33,701)	1,359	95	0

				$1,438	$101	$0

Total Futures Contracts				$2,626	$1,029	$(31)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	89

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
American International Group, Inc.	1.000%	Quarterly	12/20/2023	0.367%	$	1,100	$21	$(2)	$19	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.452		1,300	18	5	23	1	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.500		1,500	22	6	28	0	0
Atlantia SPA	1.000	Quarterly	06/20/2025	1.603	EUR	300	(18)	9	(9)	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.120	$	700	10	(2)	8	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2025	0.654	EUR	800	11	5	16	1	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	0.975		200	(2)	2	0	0	0
Exelon Generation Co. LLC	1.000	Quarterly	12/20/2024	0.731	$	500	4	1	5	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2023	0.463		600	4	5	9	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.511		300	1	4	5	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.611		2,100	(3)	34	31	0	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.245		1,100	5	(3)	2	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.397		400	10	(1)	9	0	0
Newell Brands, Inc.	1.000	Quarterly	12/20/2022	0.350		300	4	0	4	0	0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.414		200	5	(1)	4	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.535	EUR	1,000	(141)	69	(72)	2	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.683		1,600	(163)	24	(139)	3	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.198	$	1,400	25	(5)	20	0	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2023	0.289	EUR	500	8	2	10	0	0

							$(179)	$152	$(27)	$8	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	500	$(17)	$(7)	$(24)	$2	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		500	(18)	(3)	(21)	2	0
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029		9,200	(64)	76	12	10	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		71,400	1,705	22	1,727	83	0
CDX.IG-35 10-Year Index	1.000	Quarterly	12/20/2030		1,400	7	3	10	2	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		53,100	1,170	86	1,256	67	0
CDX.IG-36 10-Year Index	1.000	Quarterly	06/20/2031		12,200	19	27	46	18	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	113,000	3,300	246	3,546	118	0

						$6,102	$450	$6,552	$302	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2026	GBP	11,400	$(2)	$382	$380	$30	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		400	(21)	88	67	5	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	900	0	2	2	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		7,600	0	14	14	0	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		2,740	0	5	5	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		140	0	0	0	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		220	0	0	0	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		8,800	0	16	16	0	(1)
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		23,200	(1)	(17)	(18)	2	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		191,970	(4)	(220)	(224)	12	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		2,890	(5)	6	1	0	0
Pay	1-Year BRL-CDI	3.390	Maturity	01/03/2022		7,300	0	(9)	(9)	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		92,610	(11)	(72)	(83)	6	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025	CAD	10,500	170	(157)	13	0	(3)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		10,500	274	(169)	105	0	(3)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		2,000	56	(121)	(65)	0	(3)
Pay	3-Month CNY-CNREPOFIX	2.650	Quarterly	07/13/2025	CNY	2,000	0	(1)	(1)	0	0
Pay	3-Month CNY-CNREPOFIX	2.655	Quarterly	07/13/2025		48,500	5	(30)	(25)	8	0
Pay	3-Month CNY-CNREPOFIX	2.588	Quarterly	12/16/2025		2,570	(1)	(2)	(3)	1	0
Pay	3-Month CNY-CNREPOFIX	2.605	Quarterly	12/16/2025		3,850	(1)	(3)	(4)	1	0
Pay	3-Month CNY-CNREPOFIX	2.671	Quarterly	12/16/2025		7,710	1	(6)	(5)	1	0

90	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CNY-CNREPOFIX	2.803%	Quarterly	03/17/2026	CNY	11,500	$0	$2	$2	$2	$0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		800	0	0	0	0	0
Pay	3-Month CNY-CNREPOFIX	2.828	Quarterly	03/17/2026		3,200	0	1	1	1	0
Pay	3-Month CNY-CNREPOFIX	2.848	Quarterly	03/17/2026		1,700	0	1	1	0	0
Pay	3-Month CNY-CNREPOFIX	2.873	Quarterly	03/17/2026		1,700	0	1	1	0	0
Pay	3-Month USD-LIBOR	3.060	Semi-Annual	12/07/2023	$	1,200	102	(6)	96	0	(1)
Pay	3-Month USD-LIBOR	1.660	Semi-Annual	12/31/2024		1,600	86	(23)	63	0	(1)
Pay	3-Month USD-LIBOR	3.180	Semi-Annual	10/15/2028		800	156	(48)	108	0	(1)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	11/04/2050		1,400	(10)	(293)	(303)	0	(5)
Pay	3-Month USD-LIBOR	1.400	Semi-Annual	01/04/2051		1,300	(22)	(218)	(240)	0	(5)
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	01/13/2051		700	(4)	(96)	(100)	0	(2)
Pay	3-Month USD-LIBOR	2.120	Semi-Annual	03/24/2051		1,300	(10)	(18)	(28)	0	(4)
Pay	UKRPI	3.695	Maturity	12/15/2028	GBP	400	37	(8)	29	1	0
Pay	UKRPI	3.718	Maturity	12/15/2028		400	38	(8)	30	0	0
Pay	UKRPI	3.585	Maturity	10/15/2046		150	66	(35)	31	0	(1)

							$899	$(1,042)	$(143)	$70	$(30)

Total Swap Agreements							$6,822	$(440)	$6,382	$380	$(31)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$1,029	$380	$1,409		$(3)	$(31)		$(31)	$(65)

(j)

Securities with an aggregate market value of $21,356 and cash of $2,053 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	16,522		$2,900	$0	$(35)
	04/2021		$3,012	BRL	16,522	0	(76)
	04/2021		149	RUB	11,439	1	0
	05/2021		641	NOK	5,425	0	(7)
	05/2021		132	RUB	9,863	0	(2)
	06/2021		87		6,553	0	(1)

BPS	04/2021	EUR	2,611		$3,113	51	0
	05/2021	AUD	1,670		1,299	30	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	91

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2021	EUR	1,467		$1,743	$23	$0
	04/2021	JPY	497,400		4,582	90	0
	04/2021		$2,179	CAD	2,746	6	0
	04/2021		2,944	MXN	59,410	0	(40)
	05/2021	CAD	2,746		$2,179	0	(7)
	05/2021	PEN	3,014		837	32	0
	05/2021		$219	RUB	16,424	0	(3)
	06/2021		405		30,224	0	(9)

DUB	04/2021	BRL	16,522		$2,984	49	0
	04/2021		$2,900	BRL	16,522	35	0
	05/2021		2,980		16,522	0	(50)

GLM	04/2021		468	RUB	35,327	1	(3)
	05/2021		71		5,268	0	(1)

HUS	04/2021	CAD	2,506		$1,979	0	(15)
	04/2021	GBP	4,760		6,638	76	0
	05/2021		$295	RUB	22,061	0	(5)
	06/2021		98		7,319	0	(3)

MYI	05/2021		1,107	NOK	9,361	0	(12)

SCX	04/2021	CAD	240		$189	0	(2)
	04/2021	EUR	15,768		19,155	664	0
	04/2021	GBP	232		323	3	0
	05/2021	EUR	15,768		18,543	41	0

SOG	04/2021		$4,703	JPY	496,900	0	(216)

UAG	04/2021		161	RUB	12,275	1	0
	05/2021		73		5,425	0	(1)
	06/2021		200		14,946	0	(4)

Total Forward Foreign Currency Contracts						$1,103	$(492)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.850%	04/14/2022	22,400	$99	$65

BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	2,410	273	535

BRC	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/10/2022	1,400	131	154

GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/10/2022	1,300	102	143
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/15/2022	8,600	933	950

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	2,220	238	492
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/11/2022	3,300	5	363

Total Purchased Options							$1,781	$2,702

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	500	$(2)	$(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,200	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	2,200	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	4,000	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	500	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	2,100	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,100	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,100	(1)	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	400	(2)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	4,300	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,200	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	2,000	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	2,300	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,500	(2)	0

92	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375%	04/21/2021	2,200	$(1)	$0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,200	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	3,600	(4)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	3,000	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	3,000	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	4,600	(5)	(1)

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	4,700	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	7,300	(12)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	9,300	(13)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	7,200	(8)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	2,600	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,500	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	4,600	(5)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	2,800	(3)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	4,100	(2)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	4,100	(5)	(4)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	600	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,000	(2)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,100	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	3,100	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	2,900	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	2,900	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,400	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,500	(2)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	400	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,900	(3)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	2,400	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	2,400	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	1,800	(2)	(1)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	400	(2)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,900	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	900	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	4,800	(5)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	3,800	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,900	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	2,100	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	900	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	1,800	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	1,800	(2)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	1,300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	2,400	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	2,300	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,500	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	2,100	(3)	(2)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	500	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,300	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,300	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	1,300	(2)	(1)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,100	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,100	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,600	(2)	0

						$(183)	$(45)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.380	05/20/2021	5,387	$(21)	$(2)
	Call - OTC USD versus CNH		6.650	05/20/2021	5,387	(20)	(22)

SCX	Put - OTC USD versus CNH		6.310	04/07/2021	1,158	(4)	0
	Call - OTC USD versus CNH		6.610	04/07/2021	1,159	(6)	(1)

						$(51)	$(25)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	93

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.525%	04/14/2022	4,700	$(102)	$(86)

BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	7,210	(266)	(516)

BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/10/2022	3,800	(131)	(156)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	04/12/2021	1,200	(4)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.770	04/12/2021	1,200	(4)	(9)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/10/2022	3,500	(101)	(144)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/15/2022	23,300	(916)	(965)

JPM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	6,660	(235)	(477)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/11/2022	8,900	0	(367)

MYC	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.060	04/01/2021	1,200	(2)	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400	04/01/2021	1,200	(2)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.410	04/06/2021	1,200	(4)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750	04/06/2021	1,200	(4)	(8)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.867	04/12/2021	600	(5)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.167	04/12/2021	600	(5)	(12)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.935	04/16/2021	1,200	(9)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.275	04/16/2021	1,200	(9)	(13)

							$ (1,799)	$(2,759)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	1,500	$(5)	$(31)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	400	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	500	(2)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	900	(4)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	900	(5)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	1,000	(6)	(7)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	300	(1)	(1)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	1,300	(8)	(8)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	1,400	(3)	(10)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	1,000	(3)	(10)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	1,300	(3)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	500	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	300	(1)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	800	(3)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	500	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	400	(2)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	900	(5)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	1,800	(13)	(25)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	500	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.250	05/06/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	1,200	(5)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	300	(1)	(1)

					$(87)	$(185)

Total Written Options					$(2,120)	$(3,014)

94	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2021	0.065%	$800	$(8)	$10	$2	$0

BPS	BHP Billiton Finance USA Ltd.	1.000	Quarterly	06/20/2021	0.066	400	(16)	17	1	0
	China Government International Bond	1.000	Quarterly	12/20/2021	0.078	1,400	(3)	13	10	0
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.065	600	(4)	5	1	0

BRC	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.557	400	(2)	9	7	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	0.449	400	(11)	17	6	0
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.065	700	(6)	8	2	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.369	100	(1)	4	3	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619	9,100	(221)	368	147	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.492	800	(2)	11	9	0
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.351	800	12	7	19	0
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.304	300	4	4	8	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.844	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	100	(1)	0	0	(1)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.210	1,500	9	6	15	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2026	0.712	700	10	0	10	0

GLM	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.369	3,200	(37)	122	85	0

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.762	300	(4)	6	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	300	(3)	5	2	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2025	0.634	900	6	10	16	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2026	0.712	3,600	57	(3)	54	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.631	1,800	(75)	40	0	(35)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	500	(8)	14	6	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.667	200	(3)	5	2	0

JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	100	(1)	0	0	(1)

MYC	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.580	300	(5)	7	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.033	300	(4)	4	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	900	(5)	(1)	0	(6)

							$(324)	$692	$411	$(43)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	CDX.HY-27 5-Year Index 25-35%	5.000%	Quarterly	12/20/2021	$	900	$73	$(39)	$34	$0

CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		700	59	(33)	26	0
	CDX.HY-33 5-Year Index 35-100%	5.000	Quarterly	12/20/2024		8,284	1,379	27	1,406	0

GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		2,900	273	(165)	108	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		100	14	(6)	8	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		300	36	(4)	32	0

JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		600	58	(36)	22	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		2,700	436	(219)	217	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		100	13	(2)	11	0

							$2,341	$(477)	$1,864	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	S&P 500 Total Return Index	3,387	0.441% (3-Month U.S. Treasury Bill rate plus a specified spread)	Quarterly	04/14/2021	$27,904	$0	$(25)	$0	$(25)
	Receive	S&P 500 Total Return Index	7,175	0.403% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/04/2021	59,111	0	(54)	0	(54)
	Receive	S&P 500 Total Return Index	1,516	0.394% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/13/2021	11,809	0	671	671	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	95

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	S&P 500 Total Return Index	7,625	0.204% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/15/2021	$59,397	$0	$3,397	$3,397	$0
	Receive	S&P 500 Total Return Index	5,157	0.388% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/15/2021	42,486	0	(37)	0	(37)
	Receive	S&P 500 Total Return Index	6,893	0.456% (3-Month U.S. Treasury Bill rate plus a specified spread)	Quarterly	02/23/2022	56,788	0	(25)	0	(25)

FAR	Receive	S&P 500 Total Return Index	8,734	0.224% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/21/2021	68,036	0	3,889	3,889	0
	Receive	S&P 500 Total Return Index	1,416	0.403% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/04/2021	11,666	0	(10)	0	(10)
	Receive	S&P 500 Total Return Index	10,298	0.474% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/02/2022	81,470	0	3,341	3,341	0
	Receive	S&P 500 Total Return Index	2,845	0.480% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/16/2022	23,435	0	(1)	0	(1)

HUS	Receive	S&P 500 Total Return Index	7,022	0.304% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/19/2021	57,153	0	677	677	0
	Receive	S&P 500 Total Return Index	5,598	0.242% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/09/2021	46,051	0	64	64	0
	Receive	S&P 500 Total Return Index	6,331	0.262% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/23/2021	52,081	0	71	71	0
	Receive	S&P 500 Total Return Index	3,085	0.322% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/11/2021	23,696	0	1,708	1,708	0

								$0	$13,666	$13,818	$(152)

Total Swap Agreements								$2,017	$13,881	$16,093	$(195)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$1	$65	$36	$102	$(121)	$(114)	$0	$(235)	$(133)	$0	$(133)
BPS	81	535	683	1,299	0	(522)	(79)	(601)	698	(5,010)	(4,312)
BRC	0	154	201	355	0	(171)	0	(171)	184	0	184
CBK	151	0	4,855	5,006	(59)	0	(63)	(122)	4,884	(7,479)	(2,595)
DUB	84	0	0	84	(50)	(4)	0	(54)	30	(10)	20
FAR	0	0	7,230	7,230	0	(31)	(11)	(42)	7,188	(7,160)	28
FBF	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
GLM	1	1,093	85	1,179	(4)	(1,118)	0	(1,122)	57	0	57
GSC	0	0	0	0	0	(31)	0	(31)	(31)	0	(31)
GST	0	0	222	222	0	(9)	(35)	(44)	178	0	178
HUS	76	0	2,528	2,604	(23)	0	0	(23)	2,581	(1,950)	631
JPM	0	855	250	1,105	0	(970)	(1)	(971)	134	(280)	(146)
MYC	0	0	3	3	0	(39)	(6)	(45)	(42)	(93)	(135)
MYI	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
SCX	708	0	0	708	(2)	(1)	0	(3)	705	(590)	115
SOG	0	0	0	0	(216)	0	0	(216)	(216)	0	(216)
UAG	1	0	0	1	(5)	0	0	(5)	(4)	0	(4)

Total Over the Counter	$1,103	$2,702	$16,093	$19,898	$(492)	$(3,014)	$(195)	$(3,701)

(l)

Securities with an aggregate market value of $137 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.

96	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$914	$0	$115	$1,029
Swap Agreements	0	310	0	0	70	380

	$0	$310	$914	$0	$185	$1,409

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,103	$0	$1,103
Purchased Options	0	0	0	0	2,702	2,702
Swap Agreements	0	2,275	13,818	0	0	16,093

	$0	$2,275	$13,818	$1,103	$2,702	$19,898

	$0	$2,585	$14,732	$1,103	$2,887	$21,307

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	31	31
Swap Agreements	0	1	0	0	30	31

	$0	$1	$0	$0	$64	$65

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$492	$0	$492
Written Options	0	45	0	25	2,944	3,014
Swap Agreements	0	43	152	0	0	195

	$0	$88	$152	$517	$2,944	$3,701

	$0	$89	$152	$517	$3,008	$3,766

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	97

Schedule of Investments	PIMCO StocksPLUS® Long Duration Fund	(Cont.)	March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$28	$28
Futures	0	0	159,096	0	4,736	163,832
Swap Agreements	0	1,894	0	0	(7,331)	(5,437)

	$0	$1,894	$159,096	$0	$(2,567)	$158,423

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,007)	$0	$(1,007)
Purchased Options	0	0	0	(311)	(80)	(391)
Written Options	0	554	0	28	1,108	1,690
Swap Agreements	0	921	152,383	0	0	153,304

	$0	$1,475	$152,383	$(1,290)	$1,028	$153,596

	$0	$3,369	$311,479	$(1,290)	$(1,539)	$312,019

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$3,356	$0	$(26)	$3,330
Swap Agreements	0	2,216	0	0	6,219	8,435

	$0	$2,216	$3,356	$0	$6,193	$11,765

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$747	$0	$747
Purchased Options	0	0	0	310	957	1,267
Written Options	0	737	0	26	(1,105)	(342)
Swap Agreements	0	1,084	57,074	0	0	58,158

	$0	$1,821	$57,074	$1,083	$(148)	$59,830

	$0	$4,037	$60,430	$1,083	$6,045	$71,595

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$5,149	$0	$5,149
Corporate Bonds & Notes
Banking & Finance	0	185,614	0	185,614
Industrials	500	266,137	0	266,637
Utilities	0	81,192	0	81,192
Municipal Bonds & Notes
California	0	5,037	0	5,037
Florida	0	1,400	0	1,400
Georgia	0	3,464	0	3,464
Maryland	0	2,126	0	2,126
New York	0	553	0	553
Ohio	0	2,646	0	2,646
Texas	0	2,285	0	2,285
U.S. Government Agencies	0	65,367	0	65,367
U.S. Treasury Obligations	0	343,045	0	343,045
Non-Agency Mortgage-Backed Securities	0	18,447	0	18,447
Asset-Backed Securities	0	20,606	0	20,606
Sovereign Issues	0	12,490	0	12,490
Preferred Securities
Banking & Finance	0	17,253	0	17,253
Utilities	0	2,463	0	2,463

	$500	$1,035,274	$0	$1,035,774

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$152	$0	$0	$152

Total Investments	$652	$1,035,274	$0	$1,035,926

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(7,789)	$0	$(7,789)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,029	380	0	1,409
Over the counter	0	19,898	0	19,898

	$1,029	$20,278	$0	$21,307

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(34)	(31)	0	(65)
Over the counter	0	(3,701)	0	(3,701)

	$(34)	$(3,732)	$0	$(3,766)

Total Financial Derivative Instruments	$995	$16,546	$0	$17,541

Totals	$1,647	$1,044,031	$0	$1,045,678

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

98	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO StocksPLUS® Short Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.4%

CORPORATE BONDS & NOTES 5.4%

BANKING & FINANCE 3.2%

Barclays PLC
7.125% due 06/15/2025 •(d)(e)	GBP	500	$778

Credit Suisse Group AG
7.250% due 09/12/2025 •(d)(e)		$1,078	1,170

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	856	1,090

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		$300	305
3.550% due 10/07/2022		1,006	1,032

ING Groep NV
5.750% due 11/16/2026 •(d)(e)		500	546

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(d)(e)		2,323	2,660

Natwest Group PLC
4.892% due 05/18/2029 •		300	342
8.000% due 08/10/2025 •(d)(e)		600	705
8.625% due 08/15/2021 •(d)(e)		575	590

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		647	707

UBS AG
5.125% due 05/15/2024 (e)		1,406	1,551

			11,476

INDUSTRIALS 1.3%

Aker BP ASA
2.875% due 01/15/2026		150	155

Boeing Co.
2.750% due 02/01/2026		300	309

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		300	317

CSN Resources S.A.
7.625% due 02/13/2023		250	260

CVS Pass-Through Trust
6.943% due 01/10/2030		454	548

DAE Funding LLC
1.625% due 02/15/2024		500	499

Kraft Heinz Foods Co.
5.000% due 07/15/2035		61	70
5.200% due 07/15/2045		122	141

MPLX LP
2.650% due 08/15/2030		400	393

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		900	954
4.345% due 09/17/2027		700	762
4.810% due 09/17/2030		200	220

			4,628

UTILITIES 0.9%

Pacific Gas & Electric Co.
4.550% due 07/01/2030		400	434
1.573% (US0003M + 1.375%) due 11/15/2021 ~		2,000	2,004

Petrobras Global Finance BV
5.093% due 01/15/2030		968	1,007

			3,445

Total Corporate Bonds & Notes (Cost $18,508)			19,549

MUNICIPAL BONDS & NOTES 0.8%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		94	104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$25	$26

WASHINGTON 0.8%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	2,205	2,799

Total Municipal Bonds & Notes (Cost $2,554)		2,929

U.S. GOVERNMENT AGENCIES 10.8%

Fannie Mae
0.459% due 07/25/2037 •	37	37
0.468% due 09/25/2042 •	20	20
0.489% due 07/25/2037 •	64	64
0.509% due 09/25/2035 •	146	148
0.519% due 09/25/2035 •	278	280
0.709% due 01/25/2051 •	82	84
0.829% due 06/25/2037 •	539	538
1.925% due 09/01/2035 •	5	6
2.112% due 12/01/2033 •	1	1
2.148% due 11/01/2035 •	1	1
2.180% due 07/01/2035 •	1	1
2.242% due 12/01/2033 •	6	6
2.691% due 06/01/2035 •	5	5
2.721% due 06/01/2034 •	14	14
3.781% due 06/01/2035 •	4	4
4.000% due 04/25/2041	6,883	7,361

Freddie Mac
0.486% due 03/15/2037 •	502	507
0.806% due 08/15/2037 •	712	730
0.816% due 10/15/2037 •	119	118
0.826% due 05/15/2037 - 09/15/2037 •	809	825
2.572% due 11/01/2034 •	6	6
2.789% due 06/01/2035 •	10	10
4.000% due 01/01/2048 - 03/01/2049	219	236
5.000% due 05/01/2023 - 01/01/2039	1,003	1,162
5.500% due 01/01/2035 - 03/01/2039	198	232
6.000% due 08/01/2027 - 12/01/2037	67	77

Ginnie Mae
5.000% due 04/15/2035 - 03/15/2042	3,495	4,050
6.000% due 07/15/2037 - 08/15/2037	30	34

Ginnie Mae, TBA
5.000% due 04/01/2051	6,000	6,569

Small Business Administration
4.430% due 05/01/2029	119	130
5.520% due 06/01/2024	1	1

Uniform Mortgage-Backed Security
4.000% due 01/01/2025 - 06/01/2026	172	183
4.500% due 05/01/2023 - 02/01/2044	2,184	2,430
5.000% due 11/01/2025 - 01/01/2029	40	45
5.500% due 11/01/2021 - 09/01/2041	5,584	6,505
6.000% due 05/01/2021 - 05/01/2041	3,961	4,698

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	1,791	1,781

Total U.S. Government Agencies (Cost $36,526)		38,899

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 14.0%

U.S. Treasury Bonds
1.375% due 11/15/2040 (f)		$12,100	$10,296
3.000% due 08/15/2048 (f)(j)		428	481
4.625% due 02/15/2040 (f)(h)(j)		5,625	7,761

U.S. Treasury Inflation Protected Securities (c)
0.250% due 02/15/2050 (j)		203	213
0.625% due 02/15/2043 (h)(j)		567	642
0.750% due 02/15/2045 (h)		555	644
1.000% due 02/15/2046		32	40
1.000% due 02/15/2048 (h)		994	1,239
1.000% due 02/15/2049 (h)(j)		2,120	2,660
1.375% due 02/15/2044 (j)		3,835	5,018

U.S. Treasury Notes
0.375% due 12/31/2025 (h)(j)		1,800	1,758
0.375% due 01/31/2026 (h)		4,400	4,291
0.500% due 02/28/2026		7,400	7,256
1.625% due 02/15/2026 (j)		2,688	2,781
2.375% due 05/15/2029 (j)		5,200	5,527

Total U.S. Treasury Obligations (Cost $50,392)			50,607

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.6%

Adjustable Rate Mortgage Trust
0.509% due 08/25/2036 •		313	317

American Home Mortgage Investment Trust
2.201% due 02/25/2045 •		1	1

Banc of America Funding Trust
3.128% due 05/25/2035 ~		2	2
3.168% due 06/25/2034 ~		2	2

Banc of America Mortgage Trust
3.133% due 07/25/2035 ^~		206	207
4.403% due 05/25/2033 ~		5	5

Bear Stearns Adjustable Rate Mortgage Trust
3.121% due 11/25/2034 ~		22	22
3.136% due 11/25/2034 ~		3	3
3.288% due 12/25/2035 ~		7	7

Bear Stearns ALT-A Trust
0.549% due 04/25/2035 •		82	82
2.548% due 10/25/2035 ^~		901	862
3.033% due 09/25/2035 ^~		412	328

Chase Mortgage Finance Trust
2.866% due 12/25/2035 ^~		189	185
3.214% due 09/25/2036 ^~		174	159
6.000% due 12/25/2036		143	99

Citigroup Mortgage Loan Trust
2.530% due 10/25/2035 •		3	3
2.570% due 05/25/2035 •		4	4

Countrywide Alternative Loan Trust
0.449% due 11/25/2036 •		91	119
0.489% due 09/25/2046 ^•		970	940
0.669% due 02/25/2037 •		102	86
5.500% due 07/25/2035 ^		3	3
6.000% due 05/25/2037 ^		1,404	868

Countrywide Home Loan Mortgage Pass-Through Trust
2.195% due 02/20/2036 ^•		4	4
2.675% due 02/20/2035 ~		7	7
2.769% due 11/25/2034 ~		191	193

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.439% due 02/25/2036 •		2,293	2,317

GSR Mortgage Loan Trust
2.873% due 11/25/2035 ~		7	7
2.929% due 09/25/2035 ~		6	6
3.147% due 11/25/2035 ^~		385	370
6.000% due 02/25/2036 ^		3,455	2,128
6.000% due 07/25/2037 ^		882	762

HarborView Mortgage Loan Trust
0.350% due 12/19/2036 ^•		2,013	1,974
0.450% due 12/19/2036 ^•		138	129
0.550% due 05/19/2035 •		7	7
0.590% due 06/19/2035 •		934	933
3.321% due 06/19/2036 ^~		835	543

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	3,846	5,322

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	99

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
0.289% due 02/25/2037 ^•		$1,118	$1,108
3.501% due 06/25/2036 ~		1,968	1,942

JP Morgan Alternative Loan Trust
3.280% due 05/25/2036 ^~		954	731

JP Morgan Mortgage Trust
2.509% due 07/25/2035 ~		60	62
2.594% due 02/25/2035 ~		1	1
2.602% due 10/25/2036 ~		82	71
3.369% due 10/25/2036 ^~		485	428
5.750% due 01/25/2036 ^		27	19

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		669	676

MASTR Adjustable Rate Mortgages Trust
2.384% due 07/25/2035 ^~		149	144

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.546% due 12/15/2030 •		23	23

Merrill Lynch Alternative Note Asset Trust
0.409% due 03/25/2037 •		1,114	444

Merrill Lynch Mortgage Investors Trust
0.529% due 02/25/2036 •		18	19
0.609% due 11/25/2035 •		17	17
2.123% due 05/25/2033 ~		16	16
3.199% due 09/25/2035 ^~		450	423

Mortgage Equity Conversion Asset Trust
0.580% due 05/25/2042 •		1,593	1,516

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		37	25

Prime Mortgage Trust
6.000% due 06/25/2036 ^		300	295

Residential Accredit Loans, Inc. Trust
0.259% due 02/25/2037 •		980	941
0.279% due 01/25/2037 •		1,827	1,709
0.469% due 07/25/2036 •		3,016	1,682
0.479% due 08/25/2036 •		1,774	1,666
0.489% due 07/25/2036 •		1,768	1,823
0.489% due 09/25/2036 ^•		2,954	2,836

Structured Adjustable Rate Mortgage Loan Trust
0.409% due 10/25/2035 •		14	14
1.659% due 01/25/2035 ^•		16	15
2.578% due 02/25/2034 ~		10	10

Structured Asset Mortgage Investments Trust
0.669% due 02/25/2036 ^•		12	11

Taurus UK DAC
0.899% due 05/17/2031 •	GBP	200	276

Thornburg Mortgage Securities Trust
1.529% due 06/25/2047 ^•		$804	687

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	1,846	2,561

WaMu Mortgage Pass-Through Certificates Trust
1.459% due 11/25/2042 •		$2	2
1.957% due 10/25/2046 •		77	75
3.180% due 02/25/2037 ^~		295	291

Wells Fargo Mortgage-Backed Securities Trust
2.810% due 12/25/2036 ^~		423	422

Total Non-Agency Mortgage-Backed Securities (Cost $38,961)			41,987

ASSET-BACKED SECURITIES 23.8%

Accredited Mortgage Loan Trust
0.579% due 09/25/2035 •		666	666

ACE Securities Corp. Home Equity Loan Trust
0.229% due 10/25/2036 •		8	4

Asset-Backed Securities Corp. Home Equity Loan Trust
1.069% due 07/25/2035 •		995	999

Bear Stearns Asset-Backed Securities Trust
0.269% due 08/25/2036 •		1,103	1,062
0.349% due 06/25/2047 •		3,369	3,352

Citigroup Mortgage Loan Trust
0.269% due 12/25/2036 •		820	553
0.289% due 01/25/2037 •		5,375	4,559
0.309% due 05/25/2037 •		3,165	2,553

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
1.009% due 09/25/2035 ^•		$2,201	$2,169

Countrywide Asset-Backed Certificates
0.249% due 04/25/2047 •		1,016	993
0.259% due 05/25/2037 •		349	348
0.289% due 06/25/2047 •		233	232
0.649% due 03/25/2036 •		1,262	1,211

Fieldstone Mortgage Investment Trust
0.489% due 05/25/2036 •		1,669	1,346

First Franklin Mortgage Loan Trust
0.249% due 09/25/2036 •		605	603
0.429% due 04/25/2036 •		108	105

Fremont Home Loan Trust
0.269% due 08/25/2036 •		12,521	5,422
1.159% due 11/25/2034 •		5,959	5,952

GSAMP Trust
0.159% due 12/25/2046 •		2,004	1,313
0.339% due 01/25/2037 •		3,495	3,091

Halcyon Loan Advisors Funding Ltd.
1.322% due 10/22/2025 •		51	51

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	400	469

HSI Asset Securitization Corp. Trust
0.269% due 05/25/2037 •		$875	863

Long Beach Mortgage Loan Trust
0.409% due 05/25/2036 •		736	507
0.549% due 02/25/2036 •		3,572	3,505
0.669% due 10/25/2034 •		6	6

Massachusetts Educational Financing Authority
1.168% due 04/25/2038 •		189	189

MASTR Asset-Backed Securities Trust
0.159% due 01/25/2037 •		16,109	6,335
0.319% due 05/25/2037 •		3,456	3,362
0.689% due 12/25/2035 •		789	785

Merrill Lynch Mortgage Investors Trust
0.609% due 07/25/2037 •		2,438	835

Morgan Stanley ABS Capital, Inc. Trust
0.199% due 01/25/2037 •		1,955	1,213
0.239% due 02/25/2037 •		5,083	3,108
0.269% due 09/25/2036 •		8,019	4,649
0.609% due 04/25/2036 •		3,118	2,907
2.009% due 02/25/2047 •		1,706	1,618

Morgan Stanley Home Equity Loan Trust
0.209% due 12/25/2036 •		2,931	1,803

Mountain Hawk CLO Ltd.
1.423% due 04/18/2025 •		46	46

Option One Mortgage Loan Trust
0.249% due 01/25/2037 •		1,841	1,300

Popular ABS Mortgage Pass-Through Trust
0.439% due 07/25/2036 •		5,380	5,218

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		4,357	2,349

Residential Asset Securities Corp. Trust
0.409% due 08/25/2036 •		640	632

Securitized Asset-Backed Receivables LLC Trust
0.189% due 08/25/2036 •		1,425	623
0.589% due 07/25/2036 •		1,328	768
1.069% due 01/25/2036 ^•		2,738	2,440

SG Mortgage Securities Trust
0.249% due 10/25/2036 •		1,869	1,760

Structured Asset Investment Loan Trust
0.729% due 01/25/2036 •		1,126	1,090

Structured Asset Securities Corp. Mortgage Loan Trust
0.244% due 07/25/2036 •		722	710
0.279% due 12/25/2036 •		372	366

Total Asset-Backed Securities (Cost $81,102)			86,040

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.3%

Brazil Government International Bond
4.750% due 01/14/2050		$589	$536

Israel Government International Bond
4.125% due 01/17/2048		575	663

Japan Government International Bond
0.100% due 03/10/2028 (c)	JPY	309,543	2,824
0.100% due 03/10/2029 (c)		544,477	4,959

Saudi Government International Bond
3.450% due 02/02/2061		$800	738
4.000% due 04/17/2025		1,223	1,348
4.500% due 10/26/2046		200	221
5.000% due 04/17/2049		519	616

Total Sovereign Issues (Cost $11,809)			11,905

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(d)		750,000	750

Total Preferred Securities (Cost $750)			750

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.5%

SHORT-TERM NOTES 3.5%

Federal Home Loan Bank
0.010% due 05/14/2021 (a)(b)		$6,800	6,800
0.015% due 05/19/2021 (a)(b)		5,900	5,900

Total Short-Term Instruments (Cost $12,700)			12,700

Total Investments in Securities (Cost $253,302)			265,366

		SHARES
INVESTMENTS IN AFFILIATES 35.5%

SHORT-TERM INSTRUMENTS 35.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 35.5%

PIMCO Short-Term Floating NAV Portfolio III		12,994,390	128,125

Total Short-Term Instruments (Cost $128,137)			128,125

Total Investments in Affiliates (Cost $128,137)			128,125

Total Investments 108.9% (Cost $381,439)			$393,491

Financial Derivative Instruments (g)(i) (3.4)% (Cost or Premiums, net $(5,274))			(12,306)

Other Assets and Liabilities, net (5.5)%			(19,750)

Net Assets 100.0%			$361,435

100	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
IND	0.100%	02/11/2021	04/12/2021	$(11,389)	$(11,391)

Total Reverse Repurchase Agreements					$(11,391)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
Sovereign Issues (2.7)%
Canada Government International Bond	2.750%	12/01/2048	CAD 10,600	$(10,051)	$(9,931)

Total Short Sales (2.7)%				$(10,051)	$(9,931)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
IND	$0	$(11,391)	$0	$0	$(11,391)	$11,143	$(248)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(9,931)	(9,931)	(320)	(10,251)

Total Borrowings and Other Financing Transactions	$0	$(11,391)	$0	$(9,931)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(11,391)	$0	$0	$(11,391)

Total Borrowings	$0	$(11,391)	$0	$0	$(11,391)

Payable for reverse repurchase agreements					$(11,391)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	101

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

(f)	Securities with an aggregate market value of $11,143 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(205,106) at a weighted average interest rate of 0.214%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for short sales includes $80 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	44	$	8,838	$0	$14	$(32)
U.S. Treasury 10-Year Note June Futures	06/2021	388		50,804	(395)	0	(97)

					$(395)	$14	$(129)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-mini S&P 500 Index June Futures	06/2021	308	$	(61,098)	$(572)	$0	$(335)
U.S. Treasury 30-Year Bond June Futures	06/2021	431		(66,630)	2,345	189	0

					$1,773	$189	$(335)

Total Futures Contracts					$1,378	$203	$(464)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025		$700	$(57)	$(8)	$(65)	$0	$(3)
CDX.IG-35 5-Year Index	(1.000)	Quarterly	12/20/2025		52,100	(1,241)	(19)	(1,260)	0	(58)
CDX.IG-36 5-Year Index	(1.000)	Quarterly	06/20/2026		82,600	(1,788)	(166)	(1,954)	0	(109)
iTraxx Europe Main 35 5-Year Index	(1.000)	Quarterly	06/20/2026	EUR	21,400	(602)	(32)	(634)	0	(26)

						$(3,688)	$(225)	$(3,913)	$0	$(196)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025		$200	$(7)	$(2)	$(9)	$1	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		500	(18)	(3)	(21)	1	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025	EUR	4,539	647	11	658	21	0

						$622	$6	$628	$23	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	06/16/2031	GBP	4,200	$(354)	$35	$(319)	$0	$(23)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		4,400	808	(73)	735	58	0
Pay(5)	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	10,500	(6)	(3)	(9)	1	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	6,100	0	(24)	(24)	0	(1)
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		12,200	0	(47)	(47)	0	(2)
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		34,200	(271)	927	656	0	(9)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		11,600	156	291	447	0	(64)

102	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CNY-CNREPOFIX	2.688%	Quarterly	03/17/2026	CNY	5,100	$0	$(3)	$(3)	$1	$0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		8,000	0	(5)	(5)	2	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		8,000	0	(5)	(5)	1	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		8,000	0	(4)	(4)	1	0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		8,000	0	(1)	(1)	1	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		15,900	0	3	3	3	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		$66,000	(769)	(45)	(814)	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		4,000	67	(383)	(316)	6	0
Pay(5)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		8,400	(524)	(56)	(580)	0	(11)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		16,800	640	(1,671)	(1,031)	21	0
Pay	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045		2,200	0	(595)	(595)	0	(7)
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		2,700	573	38	611	10	0
Pay(5)	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	2,400	19	(2)	17	0	(17)
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	4,600	(204)	20	(184)	0	(8)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		1,700	302	(24)	278	2	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	840,000	(242)	55	(187)	10	0
Pay(5)	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		374,000	(231)	40	(191)	0	(43)
Pay(5)	UKRPI	3.490	Maturity	09/15/2028	GBP	3,400	4	117	121	4	0
Pay(5)	UKRPI	3.593	Maturity	11/15/2028		4,300	79	155	234	5	0
Pay(5)	UKRPI	3.603	Maturity	11/15/2028		4,400	88	159	247	5	0
Pay(5)	UKRPI	3.480	Maturity	01/15/2030		3,600	4	(6)	(2)	0	(1)
Pay(5)	UKRPI	3.415	Maturity	02/15/2030		3,100	0	(56)	(56)	0	(1)
Receive	UKRPI	3.397	Maturity	11/15/2030		300	0	15	15	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		600	0	26	26	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		300	0	10	10	0	0
Pay(5)	UKRPI	3.217	Maturity	11/15/2040		500	0	(76)	(76)	0	(1)
Pay(5)	UKRPI	3.272	Maturity	11/15/2040		400	0	(52)	(52)	0	(1)
Pay(5)	UKRPI	3.273	Maturity	11/15/2040		600	0	(77)	(77)	0	(2)
Pay(5)	UKRPI	3.340	Maturity	11/15/2040		500	0	(50)	(50)	0	(1)
Receive	UKRPI	3.000	Maturity	11/15/2050		200	0	59	59	1	0
Receive	UKRPI	3.051	Maturity	11/15/2050		400	0	103	103	2	0
Receive	UKRPI	3.143	Maturity	11/15/2050		200	0	37	37	1	0

							$139	$(1,168)	$(1,029)	$136	$(192)

Total Swap Agreements							$(2,927)	$(1,387)	$(4,314)	$159	$(388)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$203	$159	$362	$0	$(464)	$(388)	$(852)

(h)

Securities with an aggregate market value of $9,027 and cash of $1,319 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	103

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	27,491		$4,825	$0	$(59)
	04/2021	GBP	6,456		9,140	240	0
	04/2021		$4,969	BRL	27,491	0	(85)
	04/2021		10,594	CAD	13,364	40	0
	04/2021		27,590	JPY	3,005,800	0	(442)
	04/2021		132	RUB	10,089	1	0
	05/2021	BRL	27,491		$4,963	87	0
	05/2021	EUR	504		608	16	0
	05/2021		$2,056	COP	7,412,269	0	(34)
	06/2021		76	RUB	5,779	0	(1)
	06/2021		889	TRY	6,700	0	(116)
	06/2021		461	ZAR	6,871	0	0

BPS	04/2021	TRY	3,038		$374	10	0

CBK	04/2021		2,723		335	8	0
	04/2021		$259	CAD	327	1	0
	05/2021	CAD	327		$259	0	(1)
	05/2021		$345	RUB	25,863	0	(5)
	06/2021		357		26,656	0	(8)
	06/2021		462	ZAR	6,871	0	(1)

GLM	04/2021		413	RUB	31,157	1	(2)
	06/2021	CNH	2,182		$331	1	0

HUS	04/2021	BRL	27,599	EUR	4,122	0	(70)
	04/2021	CAD	12,935		$10,224	0	(69)
	04/2021	EUR	4,186	BRL	27,599	0	(6)
	04/2021	GBP	193		$269	3	0
	05/2021	EUR	272		329	10	0
	05/2021		$350	RUB	26,209	0	(5)
	06/2021		2,034	MXN	42,410	26	0
	06/2021		87	RUB	6,455	0	(2)
	06/2021		6,385	SGD	8,607	11	0
	06/2021		2,168	ZAR	33,497	81	0

JPM	04/2021	MXN	37,533		$1,821	0	(14)
	06/2021		$714	CNY	4,649	0	(9)
	10/2021		1,784	MXN	37,533	15	0

MYI	04/2021	BRL	27,599	EUR	4,065	0	(136)
	04/2021	EUR	4,122	BRL	27,599	70	0
	04/2021		$8,093	JPY	892,066	0	(36)
	05/2021	EUR	4,058	BRL	27,599	133	0
	05/2021	JPY	892,066		$8,095	36	0
	06/2021	CNH	2,819		429	2	0

SCX	04/2021	BRL	27,491		5,098	213	0
	04/2021	GBP	139		194	3	0
	04/2021	TRY	1,475		181	4	0
	04/2021		$4,825	BRL	27,491	59	0
	04/2021		9,339	GBP	6,788	19	0
	05/2021	GBP	6,788		$9,340	0	(19)
	06/2021	TWD	178,249		6,484	173	0
	06/2021		$2,069	IDR	30,109,762	0	(22)

SOG	04/2021	JPY	3,897,866		$36,895	1,690	0

SSB	04/2021	CAD	756		607	5	0

TOR	04/2021		12,939		10,221	0	(75)
	04/2021		$10,295	CAD	12,939	1	0
	05/2021	CAD	12,939		$10,295	0	(1)

UAG	04/2021		$1,835	MXN	37,533	0	0
	04/2021		142	RUB	10,826	1	0
	06/2021		176		13,182	0	(4)

Total Forward Foreign Currency Contracts						$2,960	$(1,222)

104	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
UAG	Call - OTC USD versus TWD	TWD	28.490	01/25/2022	4,199	$25	$50

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	64,200	$151	$208

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	03/18/2024	27,100	260	292

							$411	$500

Total Purchased Options							$436	$550

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450%	04/21/2021	600	$0	$0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	300	0	0

BPS	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	200	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	600	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	700	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	700	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	700	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,100	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	300	0	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	1,500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,500	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,500	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,000	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	600	(1)	0

CBK	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	600	(1)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	400	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	800	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	400	0	0

FBF	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	600	(1)	(1)

GST	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	1,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	600	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	600	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	500	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	300	0	0

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	300	0	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	105

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800%	05/19/2021	600	$(1)	$0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	300	0	0

						$(32)	$(7)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus MXN	MXN	19.120	12/16/2021	5,646	$(126)	$(65)
	Call - OTC USD versus MXN		23.100	12/16/2021	5,646	(103)	(125)

MYI	Put - OTC USD versus CNH	CNH	6.400	12/16/2021	4,951	(51)	(20)
	Call - OTC USD versus CNH		7.000	12/16/2021	4,951	(50)	(37)
	Put - OTC USD versus MXN	MXN	19.000	12/09/2021	4,256	(84)	(43)
	Call - OTC USD versus MXN		23.000	12/09/2021	4,256	(84)	(95)

UAG	Call - OTC USD versus TWD	TWD	29.500	01/25/2022	8,398	(26)	(51)

						$(524)	$(436)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	13,000	$(154)	$(78)

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	03/18/2024	54,100	(260)	(309)

							$(414)	$(387)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	500	$(2)	$(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	300	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	400	(2)	(2)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	100	0	0
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	200	(1)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	300	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	500	(3)	(3)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	200	(1)	(1)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	500	(3)	(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	600	(1)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	200	0	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	300	(1)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	300	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	600	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	300	(2)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	500	(3)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	900	(6)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	500	(3)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	500	(3)	(2)

					$(51)	$(82)

Total Written Options					$(1,021)	$(912)

106	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$8,289	$(1,762)	$1,500	$0	$(262)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	S&P 500 Total Return Index	15,366	0.490% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	02/02/2022	$121,004	$0	$(5,460)	$0	$(5,460)

SOG	Pay	S&P 500 Total Return Index	5,841	0.518% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/09/2021	46,102	0	(1,999)	0	(1,999)

UAG	Pay	S&P 500 Total Return Index	15,366	0.461% (3-Month U.S. Treasury Bill rate plus a specified spread)	Quarterly	09/08/2021	121,003	0	(5,471)	0	(5,471)

								$0	$(12,930)	$0	$(12,930)

Total Swap Agreements								$(1,762)	$(11,430)	$0	$(13,192)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$384	$0	$0	$384	$(737)	$0	$(262)	$(999)	$(615)	$316	$(299)
BPS	10	0	0	10	0	(1)	(5,460)	(5,461)	(5,451)	5,131	(320)
BRC	0	208	0	208	0	(80)	0	(80)	128	0	128
CBK	9	0	0	9	(15)	0	0	(15)	(6)	0	(6)
DUB	0	0	0	0	0	0	0	0	0	(10)	(10)
FAR	0	0	0	0	0	(16)	0	(16)	(16)	0	(16)
FBF	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	2	0	0	2	(2)	(190)	0	(192)	(190)	262	72
GSC	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
GST	0	0	0	0	0	(2)	0	(2)	(2)	18	16
HUS	131	0	0	131	(152)	0	0	(152)	(21)	0	(21)
JPM	15	0	0	15	(23)	(57)	0	(80)	(65)	0	(65)
MYC	0	0	0	0	0	0	0	0	0	(1,834)	(1,834)
MYI	241	0	0	241	(172)	(195)	0	(367)	(126)	272	146
NGF	0	292	0	292	0	(309)	0	(309)	(17)	0	(17)
SCX	471	0	0	471	(41)	0	0	(41)	430	(560)	(130)
SOG	1,690	0	0	1,690	0	0	(1,999)	(1,999)	(309)	269	(40)
SSB	5	0	0	5	0	0	0	0	5	0	5
TOR	1	0	0	1	(76)	0	0	(76)	(75)	0	(75)
UAG	1	50	0	51	(4)	(51)	(5,471)	(5,526)	(5,475)	5,190	(285)

Total Over the Counter	$2,960	$550	$0	$3,510	$(1,222)	$(912)	$(13,192)	$(15,326)

(j)

Securities with an aggregate market value of $11,458 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	107

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$203	$203
Swap Agreements	0	23	0	0	136	159

	$0	$23	$0	$0	$339	$362

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,960	$0	$2,960
Purchased Options	0	0	0	50	500	550

	$0	$0	$0	$3,010	$500	$3,510

	$0	$23	$0	$3,010	$839	$3,872

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$335	$0	$129	$464
Swap Agreements	0	196	0	0	192	388

	$0	$196	$335	$0	$321	$852

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,222	$0	$1,222
Written Options	0	7	0	436	469	912
Swap Agreements	0	262	12,930	0	0	13,192

	$0	$269	$12,930	$1,658	$469	$15,326

	$0	$465	$13,265	$1,658	$790	$16,178

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(125)	$(125)
Written Options	0	0	0	0	141	141
Futures	0	0	(91,121)	0	(12,972)	(104,093)
Swap Agreements	0	(6,800)	0	0	(33,993)	(40,793)

	$0	$(6,800)	$(91,121)	$0	$(46,949)	$(144,870)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,194)	$0	$(8,194)
Purchased Options	0	0	0	(44)	35,685	35,641
Written Options	0	235	0	44	(27,951)	(27,672)
Swap Agreements	0	446	(90,830)	0	(25)	(90,409)

	$0	$681	$(90,830)	$(8,194)	$7,709	$(90,634)

	$0	$(6,119)	$(181,951)	$(8,194)	$(39,240)	$(235,504)

108	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(254)	$(254)
Futures	0	0	(535)	0	32,971	32,436
Swap Agreements	0	448	0	0	26,119	26,567

	$0	$448	$(535)	$0	$58,836	$58,749

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,825	$0	$6,825
Purchased Options	0	0	0	25	(33,048)	(33,023)
Written Options	0	31	0	88	40,868	40,987
Swap Agreements	0	(31)	(168,484)	0	0	(168,515)

	$0	$(0)	$(168,484)	$6,938	$7,820	$(153,726)

	$0	$448	$(169,019)	$6,938	$66,656	$(94,977)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$11,476	$0	$11,476
Industrials	0	4,628	0	4,628
Utilities	0	3,445	0	3,445
Municipal Bonds & Notes
Illinois	0	104	0	104
Iowa	0	26	0	26
Washington	0	2,799	0	2,799
U.S. Government Agencies	0	38,899	0	38,899
U.S. Treasury Obligations	0	50,607	0	50,607
Non-Agency Mortgage-Backed Securities	0	41,987	0	41,987
Asset-Backed Securities	0	86,040	0	86,040
Sovereign Issues	0	11,905	0	11,905
Preferred Securities
Banking & Finance	0	750	0	750
Short-Term Instruments
Short-Term Notes	0	12,700	0	12,700

	$0	$265,366	$0	$265,366

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$128,125	$0	$0	$128,125

Total Investments	$128,125	$265,366	$0	$393,491

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(9,931)	$0	$(9,931)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	203	159	0	362
Over the counter	0	3,510	0	3,510

	$203	$3,669	$0	$3,872

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(464)	(388)	0	(852)
Over the counter	0	(15,326)	0	(15,326)

	$(464)	$(15,714)	$0	$(16,178)

Total Financial Derivative Instruments	$(261)	$(12,045)	$0	$(12,306)

Totals	$127,864	$243,390	$0	$371,254

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	109

Schedule of Investments	PIMCO StocksPLUS® Small Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 70.8%

CORPORATE BONDS & NOTES 8.9%

BANKING & FINANCE 6.3%

Aviation Capital Group LLC
5.500% due 12/15/2024		$500	$560

Avolon Holdings Funding Ltd.
3.250% due 02/15/2027		800	795

Barclays Bank PLC
7.625% due 11/21/2022 (h)		244	268
10.179% due 06/12/2021		2,400	2,441

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		3,200	3,247
7.125% due 06/15/2025 •(g)(h)	GBP	3,100	4,823
8.000% due 06/15/2024 •(g)(h)		$1,700	1,888

CIT Group, Inc.
5.000% due 08/15/2022		200	211

Citigroup, Inc.
1.214% (US0003M + 1.023%) due 06/01/2024 ~		5,200	5,268
1.292% (US0003M + 1.100%) due 05/17/2024 ~		300	304

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	1,800	2,144

Credit Suisse Group AG
1.424% (US0003M + 1.240%) due 06/12/2024 ~		$2,000	2,021
3.750% due 03/26/2025		600	647
7.500% due 07/17/2023 •(g)(h)		1,600	1,696

Danske Bank A/S
1.244% (US0003M + 1.060%) due 09/12/2023 ~		1,300	1,312

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	2,400	2,900
1.384% (US0003M + 1.190%) due 11/16/2022 ~		$1,700	1,705
1.420% (US0003M + 1.230%) due 02/27/2023 ~		4,000	4,030
1.625% due 01/20/2027	EUR	4,600	5,628
1.750% due 01/17/2028		400	492
3.961% due 11/26/2025 •		$1,900	2,059
4.250% due 10/14/2021		7,066	7,198

Discover Bank
3.450% due 07/27/2026		1,700	1,841
4.650% due 09/13/2028		2,700	3,088

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,100	1,233

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,000	1,273

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		$1,300	1,324
3.550% due 10/07/2022		2,600	2,667
5.875% due 08/02/2021		600	609

HSBC Holdings PLC
1.189% (US0003M + 1.000%) due 05/18/2024 ~		600	606
2.848% due 06/04/2031 •		200	200
4.292% due 09/12/2026 •		1,400	1,551
4.300% due 03/08/2026		300	336

ING Groep NV
5.750% due 11/16/2026 •(g)(h)		1,000	1,092

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(g)(h)	EUR	1,300	1,872

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		$5,800	5,867

Lloyds Banking Group PLC
4.550% due 08/16/2028		1,000	1,140
7.500% due 09/27/2025 •(g)(h)		2,500	2,863
7.875% due 06/27/2029 •(g)(h)	GBP	900	1,565

Nationwide Building Society
4.363% due 08/01/2024 •		$1,500	1,620

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		2,300	2,351

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.519% due 06/25/2024 •		$1,500	$1,620
4.892% due 05/18/2029 •		1,700	1,939
8.000% due 08/10/2025 •(g)(h)		1,100	1,292
8.625% due 08/15/2021 •(g)(h)		1,400	1,436

Navient Corp.
6.625% due 07/26/2021		100	102

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		300	301
2.600% due 09/28/2022		300	307
2.650% due 07/13/2022		800	817

Nomura Holdings, Inc.
1.851% due 07/16/2025		1,700	1,698
2.679% due 07/16/2030		1,300	1,279
3.103% due 01/16/2030		1,900	1,932

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,200	2,422

Standard Chartered PLC
1.383% (US0003M + 1.200%) due 09/10/2022 ~		3,000	3,013
1.456% due 01/14/2027 •		3,500	3,420

UBS AG
5.125% due 05/15/2024 (h)		3,300	3,641
7.625% due 08/17/2022 (h)		300	327

UBS Group AG
4.125% due 09/24/2025		400	444

Wells Fargo & Co.
2.393% due 06/02/2028 •		16,200	16,613

WPC Eurobond BV
2.250% due 04/09/2026	EUR	3,300	4,218

			131,556

INDUSTRIALS 1.9%

Aker BP ASA
2.875% due 01/15/2026		$600	620

BAT Capital Corp.
3.222% due 08/15/2024		100	107

BAT International Finance PLC
3.950% due 06/15/2025		400	438

Boeing Co.
2.750% due 02/01/2026		1,100	1,133

Broadcom, Inc.
2.450% due 02/15/2031		1,300	1,228
3.500% due 02/15/2041		700	671
3.750% due 02/15/2051		300	287

Centene Corp.
4.250% due 12/15/2027		900	948

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~		4,000	4,111
4.908% due 07/23/2025		700	794

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,000	1,056

CSN Resources S.A.
7.625% due 02/13/2023		450	467

DAE Funding LLC
1.625% due 02/15/2024		1,500	1,498
2.625% due 03/20/2025		800	807
3.375% due 03/20/2028		900	896
5.250% due 11/15/2021		200	204

Expedia Group, Inc.
6.250% due 05/01/2025		527	610

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	2,800	3,347

Imperial Brands Finance PLC
3.125% due 07/26/2024		$200	212
3.500% due 07/26/2026		200	214

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,100	3,603

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$100	115
5.200% due 07/15/2045		100	116

MPLX LP
2.650% due 08/15/2030		1,300	1,276

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	$1,100	$1,152
3.522% due 09/17/2025	2,000	2,120
4.345% due 09/17/2027	2,300	2,503
4.810% due 09/17/2030	1,100	1,208

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	1,200	1,180

President and Fellows of Harvard College
6.500% due 01/15/2039	1,100	1,656

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	600	595

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050	1,800	1,724
3.375% due 07/09/2060	1,800	1,733

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	1,600	1,735

		40,364

UTILITIES 0.7%

AT&T, Inc.
2.250% due 02/01/2032	400	381

Georgia Power Co.
2.650% due 09/15/2029	800	818

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~	6,300	6,312
4.550% due 07/01/2030	1,200	1,302

Petrobras Global Finance BV
5.093% due 01/15/2030	1,012	1,053

Sprint Communications, Inc.
6.000% due 11/15/2022	1,500	1,607

Sprint Corp.
7.125% due 06/15/2024	300	346
7.250% due 09/15/2021	900	924
7.875% due 09/15/2023	800	915

		13,658

Total Corporate Bonds & Notes (Cost $179,350)		185,578

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.2%

Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	3,500	3,967

COLORADO 0.2%

Denver, Colorado City & County School District No. 1, Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	3,114	3,620

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	104	115

NEW YORK 0.1%

New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,240

WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	600	762

Total Municipal Bonds & Notes (Cost $8,379)		9,704

110	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 3.8%

Fannie Mae
0.459% due 07/25/2037 •	$11	$11
0.489% due 07/25/2037 •	19	19
0.509% due 09/25/2035 •	61	61
2.310% due 08/01/2022	97	98

Freddie Mac
0.816% due 10/15/2037 •	22	22
4.000% due 01/01/2048	2,552	2,750
6.000% due 04/01/2040	4	4

Ginnie Mae
0.465% due 08/20/2047 •	697	692
6.000% due 12/15/2038	50	57

Ginnie Mae, TBA
5.000% due 04/01/2051	5,400	5,912

Small Business Administration
5.290% due 12/01/2027	16	17
5.720% due 01/01/2029	285	314
6.020% due 08/01/2028	221	246

Uniform Mortgage-Backed Security
3.500% due 12/01/2047 - 08/01/2048	18,474	19,580
4.000% due 05/01/2021 - 03/01/2026	74	79
5.500% due 09/01/2023	1	2
6.000% due 07/01/2035 - 05/01/2041	665	785
7.500% due 04/01/2024 - 11/01/2037	64	74

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	19,702	19,590
4.500% due 04/01/2051	25,900	28,199

Total U.S. Government Agencies (Cost $77,063)		78,512

U.S. TREASURY OBLIGATIONS 23.4%

U.S. Treasury Bonds
1.375% due 11/15/2040	6,800	5,787
3.000% due 08/15/2048	500	561
3.000% due 02/15/2049	19,000	21,353
4.625% due 02/15/2040	4,500	6,209

U.S. Treasury Inflation Protected Securities (f)
0.125% due 02/15/2051	8,840	8,901
0.250% due 02/15/2050	2,136	2,237
0.625% due 02/15/2043	683	773
0.750% due 02/15/2045	1,999	2,317
1.000% due 02/15/2046	4,415	5,417
1.000% due 02/15/2048	13,576	16,922
1.000% due 02/15/2049	6,070	7,615
1.375% due 02/15/2044	6,060	7,930

U.S. Treasury Notes
0.375% due 12/31/2025 (k)	4,100	4,005
0.375% due 01/31/2026	10,200	9,948
0.500% due 02/28/2026	16,600	16,277
1.625% due 02/15/2026	3,300	3,414
1.750% due 12/31/2024 (k)	10,300	10,747
1.875% due 07/31/2022	15,300	15,661
2.000% due 07/31/2022 (k)	8,000	8,203
2.000% due 11/30/2022	13,100	13,506
2.000% due 08/15/2025 (k)	5,800	6,113
2.250% due 08/15/2027	100	106
2.375% due 05/15/2029	90,400	96,087
2.625% due 12/31/2025	12,100	13,096
2.625% due 02/15/2029	145,600	157,524
2.750% due 02/15/2024 (k)	10,500	11,232
3.000% due 09/30/2025 (k)	30,200	33,162

Total U.S. Treasury Obligations (Cost $459,270)		485,103

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.7%

Adjustable Rate Mortgage Trust
5.095% due 11/25/2037 ^~	5,537	5,143

American Home Mortgage Assets Trust
1.179% due 11/25/2046 •	6,885	3,089

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
6.000% due 03/26/2037 ~		$5,692	$4,021

Bear Stearns ALT-A Trust
3.136% due 11/25/2035 ^~		4,283	3,339
3.243% due 11/25/2035 ^~		164	158

ChaseFlex Trust
0.409% due 07/25/2037 •		3,634	3,355

Citigroup Mortgage Loan Trust
0.179% due 01/25/2037 •		3	3
2.520% due 03/25/2036 ^•		108	108

Citigroup Mortgage Loan Trust, Inc.
3.012% due 08/25/2035 ~		42	44

CitiMortgage Alternative Loan Trust
0.709% due 04/25/2037 •		1,538	1,279

Countrywide Alternative Loan Trust
0.269% due 02/25/2047 •		15	14
0.269% due 09/25/2047 •		2,108	2,019
0.309% due 06/25/2037 •		50	47
0.349% due 12/25/2046 •		4,073	3,949
1.259% due 02/25/2036 •		6	5
5.750% due 02/25/2037		864	665
6.000% due 08/25/2035		1,476	1,008
6.000% due 06/25/2047 ^		2,190	1,651

Countrywide Home Loan Mortgage Pass-Through Trust
2.675% due 02/20/2035 ~		1	1
2.769% due 11/25/2034 ~		3	3
3.081% due 11/25/2037 ~		716	713
5.500% due 11/25/2035 ^		27	22

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.439% due 08/25/2037 ^•		2,871	2,444

GSR Mortgage Loan Trust
2.873% due 11/25/2035 ~		3	3

HarborView Mortgage Loan Trust
0.300% due 01/19/2038 •		339	326
0.315% due 12/19/2036 •		940	879
0.450% due 12/19/2036 ^•		356	334

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	6,699	9,270

JP Morgan Mortgage Trust
2.509% due 07/25/2035 ~		$12	13
2.578% due 07/25/2035 ~		2,142	2,194
2.594% due 02/25/2035 ~		1	1
3.017% due 08/25/2034 ~		36	36
5.750% due 01/25/2036 ^		13	9

JP Morgan Resecuritization Trust
0.250% due 06/26/2037 •		3,831	3,744

Lehman Mortgage Trust
0.759% due 11/25/2036 •		1,511	872

Lehman XS Trust
0.334% due 08/25/2046 •		1,783	1,756

Merrill Lynch Mortgage Investors Trust
3.199% due 09/25/2035 ^~		72	68

Morgan Stanley Mortgage Loan Trust
1.039% due 11/25/2035 •		2,385	2,344

MortgageIT Securities Corp. Mortgage Loan Trust
0.339% due 06/25/2047 •		1,045	1,030

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		3,432	3,582
2.750% due 11/25/2059 ~		5,980	6,243

Residential Accredit Loans, Inc. Trust
0.309% due 05/25/2047 •		5,131	4,952
0.479% due 08/25/2036 •		472	443

Ripon Mortgages PLC
0.860% due 08/20/2056 •	GBP	22,310	30,807

Structured Adjustable Rate Mortgage Loan Trust
2.699% due 04/25/2035 ~		$105	100

Structured Asset Mortgage Investments Trust
0.229% due 08/25/2036 •		6,864	6,415
0.569% due 02/25/2036 •		578	597

Structured Asset Securities Corp.
0.459% due 04/25/2035 •		1,681	1,508

Taurus UK DAC
0.000% due 05/17/2031 •	GBP	1,200	1,659

Towd Point Mortgage Funding
0.951% due 07/20/2045 •		9,207	12,729

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	2,949	$4,092

UBS Commercial Mortgage Trust
3.504% due 12/15/2050		$3,395	3,691

WaMu Mortgage Pass-Through Certificates Trust
0.989% due 01/25/2047 •		15	15
1.029% due 05/25/2047 •		2,618	2,539
1.269% due 11/25/2045 •		2,319	2,297
1.957% due 09/25/2046 •		32	34
1.957% due 10/25/2046 •		28	27
2.644% due 01/25/2037 ^~		202	180
2.896% due 12/25/2035 ~		1,322	1,326
3.177% due 06/25/2037 ^~		880	858
3.334% due 08/25/2036 ^~		90	90

Wells Fargo Mortgage-Backed Securities Trust
2.810% due 12/25/2036 ^~		127	126

Total Non-Agency Mortgage-Backed Securities (Cost $132,614)			140,269

ASSET-BACKED SECURITIES 10.3%

Aames Mortgage Investment Trust
1.099% due 07/25/2035 •		2,626	2,628

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	3,300	3,870

Ares European CLO
0.660% due 10/15/2030 •(a)		6,000	7,036

Armada Euro CLO DAC
0.720% due 07/15/2031 •		8,200	9,616

Asset-Backed Funding Certificates Trust
0.239% due 01/25/2037 •		$2,256	1,773

Asset-Backed Securities Corp. Home Equity Loan Trust
1.069% due 07/25/2035 •		244	245

Bain Capital Euro DAC
0.000% due 01/20/2032 «•(a)	EUR	3,500	4,107

Bear Stearns Asset-Backed Securities Trust
0.269% due 08/25/2036 •		$512	492
0.309% due 12/25/2036 •		112	112
0.409% due 07/25/2036 •		831	830
0.808% due 02/25/2036 •		1,776	1,764

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	3,200	3,751

BNC Mortgage Loan Trust
0.429% due 10/25/2036 •		$839	832

Cairn CLO BV
0.600% due 04/30/2031 •	EUR	3,100	3,635

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		$1,310	1,319

Citigroup Mortgage Loan Trust
0.169% due 07/25/2045 •		17	15
0.269% due 12/25/2036 •		2,730	1,842

Citigroup Mortgage Loan Trust, Inc.
0.559% due 10/25/2036 •		1,820	1,810

Countrywide Asset-Backed Certificates
0.249% due 06/25/2037 •		896	848
0.249% due 06/25/2047 ^•		940	895
0.299% due 11/25/2037 •		173	166
0.359% due 06/25/2047 •		1,200	1,146
0.629% due 12/25/2036 ^•		3,758	3,667
0.649% due 03/25/2036 •		1,174	1,127
0.669% due 09/25/2036 •		1,043	1,044
0.718% due 07/25/2036 •		965	962
4.497% due 10/25/2046 ^~		1,062	1,062

Credit-Based Asset Servicing & Securitization LLC
0.238% due 07/25/2037 •		7	5

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	2,300	2,724
0.650% due 10/15/2031 •		5,900	6,988

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •		2,300	2,697

Fieldstone Mortgage Investment Trust
0.844% due 12/25/2035 •		$5,587	5,574

Fremont Home Loan Trust
0.209% due 08/25/2036 •		96	41
0.449% due 02/25/2036 •		1,850	1,802

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	111

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023		$842	$848

GoldenTree Loan Management EUR CLO DAC
1.550% due 07/20/2031 •	EUR	3,700	4,355

GSAA Home Equity Trust
0.309% due 03/25/2037 •		$4,728	2,006
3.067% due 03/25/2036 ~		4,391	3,522

GSAMP Trust
0.259% due 08/25/2036 •		2,284	2,253
0.339% due 01/25/2037 •		2,700	2,388
0.799% due 11/25/2035 •		3,556	3,538
1.429% due 12/25/2034 ^•		1,240	1,072

Halcyon Loan Advisors Funding Ltd.
1.322% due 10/22/2025 •		52	52

Harvest CLO DAC
0.000% due 07/15/2031 (a)(d)	EUR	1,000	1,173
0.000% due 10/20/2031 •(a)		5,000	5,863
0.640% due 10/15/2031 •		2,100	2,462
0.760% due 07/15/2031 •(a)		7,900	9,264

Home Equity Loan Trust
0.449% due 04/25/2037 •		$5,300	4,459

Home Equity Mortgage Loan Asset-Backed Trust
1.174% due 08/25/2035 •		2,000	1,965

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.159% due 11/25/2034 •		163	162

JP Morgan Mortgage Acquisition Trust
0.319% due 10/25/2036 •		67	66

Jubilee CLO BV
0.600% due 04/15/2030 •	EUR	3,050	3,577
0.650% due 04/15/2031 •		1,400	1,642

Laurelin DAC
0.000% due 10/20/2031 •(a)		4,900	5,746

Long Beach Mortgage Loan Trust
0.549% due 02/25/2036 •		$3,456	3,391

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	700	823

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		1,100	1,290

MASTR Specialized Loan Trust
0.369% due 06/25/2046 •		$2,802	2,711
0.629% due 02/25/2036 •		842	818

Merrill Lynch Mortgage Investors Trust
0.228% due 08/25/2037 •		6,551	4,284

Monarch Grove CLO
1.098% due 01/25/2028 •		2,800	2,799

Morgan Stanley ABS Capital, Inc. Trust
0.209% due 07/25/2036 •		3	2
0.269% due 09/25/2036 •		2,718	1,576
0.324% due 03/25/2037 •		15,465	8,295

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ		4,263	2,152

Mountain Hawk CLO Ltd.
1.423% due 04/18/2025 •		43	43

Option One Mortgage Loan Trust
0.249% due 01/25/2037 •		3,528	2,491
0.329% due 04/25/2037 •		2,793	2,263
0.329% due 05/25/2037 •		1,613	1,192
0.419% due 04/25/2037 •		334	237

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.834% due 02/25/2035 •		6,262	6,218

Popular ABS Mortgage Pass-Through Trust
0.439% due 07/25/2036 •		3,700	3,588

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		3,670	1,979

Residential Asset Securities Corp. Trust
0.359% due 04/25/2037 •		3,031	3,021
0.709% due 02/25/2036 •		540	539

Securitized Asset-Backed Receivables LLC Trust
0.589% due 07/25/2036 •		1,085	628
0.609% due 05/25/2036 •		1,336	931
0.689% due 11/25/2035 •		452	452

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SG Mortgage Securities Trust
0.469% due 02/25/2036 •		$4,549	$3,158

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		3,800	3,914

Sound Point CLO Ltd.
0.000% due 07/25/2030 •		4,400	4,400

Soundview Home Loan Trust
0.169% due 11/25/2036 •		8	3
0.259% due 03/25/2037 •		484	468
0.279% due 07/25/2037 •		1,628	1,515
0.359% due 10/25/2036 •		3,900	3,789
0.949% due 08/25/2035 ^•		2,200	2,113

Specialty Underwriting & Residential Finance Trust
0.718% due 12/25/2036 •		1,258	1,239

Structured Asset Securities Corp. Mortgage Loan Trust
0.339% due 05/25/2047 •		1,421	1,392

Venture CLO Ltd.
1.244% due 04/20/2029 •		5,600	5,603

Wind River CLO Ltd.
1.111% due 10/15/2027 •		1,420	1,422

Total Asset-Backed Securities (Cost $212,070)			213,577

SOVEREIGN ISSUES 5.2%

Argentina Government International Bond
0.125% due 07/09/2030 þ		1,199	402
0.125% due 07/09/2035 þ		2,196	655
0.125% due 07/09/2041 þ		7,350	2,542
1.000% due 07/09/2029		248	90
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,688	24

Brazil Government International Bond
4.750% due 01/14/2050		$1,954	1,779

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	62,000	18,545
4.125% due 01/17/2048		$1,300	1,500
5.500% due 01/31/2022	ILS	12,700	3,973

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	5,472,586	49,919
0.100% due 03/10/2029 (f)		2,627,475	23,932

Saudi Government International Bond
3.450% due 02/02/2061		$3,500	3,228
4.000% due 04/17/2025		1,400	1,543
4.500% due 10/26/2046		200	221
5.000% due 04/17/2049		500	593

Total Sovereign Issues (Cost $112,268)			108,946

		SHARES
PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)		200,000	235

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(g)		1,091,000	1,092

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		378,175	576

			1,903

UTILITIES 0.7%

AT&T Mobility LLC
7.000% due 10/20/2022 «(g)(i)		524,026	13,970

Total Preferred Securities (Cost $15,817)			15,873

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 11.2%

ISRAEL TREASURY BILLS 0.2%
(0.052)% due 10/06/2021 (d)(e)	ILS	12,300	$3,679

JAPAN TREASURY BILLS 1.4%
(0.096)% due 06/21/2021 (d)(e)	JPY	3,320,000	29,991

U.S. TREASURY BILLS 9.6%
0.057% due 05/27/2021 - 09/16/2021 (c)(d)(k)(m)		$198,600	198,586

Total Short-Term Instruments (Cost $232,715)			232,256

Total Investments in Securities (Cost $1,429,546)			1,469,818

		SHARES
INVESTMENTS IN AFFILIATES 31.8%

SHORT-TERM INSTRUMENTS 31.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 31.8%

PIMCO Short-Term Floating NAV Portfolio III		66,924,691	659,877

Total Short-Term Instruments (Cost $659,757)			659,877

Total Investments in Affiliates (Cost $659,757)			659,877

Total Investments 102.6% (Cost $2,089,303)			$2,129,695

Financial Derivative Instruments (j)(l) 14.6% (Cost or Premiums, net $(16,455))			302,935

Other Assets and Liabilities, net (17.2)%			(357,400)

Net Assets 100.0%			$2,075,230

112	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amoun.t of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$14,066	$13,970	0.67%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (0.3)%
Uniform Mortgage-Backed Security, TBA	5.000%	05/01/2051		$5,400	$(5,984)	$(5,986)

Sovereign Issues (0.5)%
Canada Government International Bond	2.750%	12/01/2048	CAD	11,300	(10,715)	(10,587)

Total Short Sales (0.8)%					$(16,699)	$(16,573)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Master Securities Forward Transaction Agreement
TDM	$0	$0	$0	$(10,587)	$(10,587)	$(340)	$(10,927)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(10,587)

(1)	Payable for short sales includes $86 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(3,924) at a weighted average interest rate of 1.424%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	113

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-Mini Russell 2000 Index June Futures	06/2021	4,644	$	516,065	$(26,346)	$6,989	$0
Euro-Bund 10-Year Bond June Futures	06/2021	144		28,924	(58)	48	(105)
U.S. Treasury 5-Year Note June Futures	06/2021	523		64,537	(785)	0	(86)
U.S. Treasury 30-Year Bond June Futures	06/2021	243		37,566	(1,516)	0	(106)

					$(28,705)	$7,037	$(297)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	1,029	$	(227,128)	$226	$48	$0
U.S. Treasury 10-Year Note June Futures	06/2021	2,151		(281,647)	7,105	538	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	553		(100,214)	4,822	639	0
United Kingdom Long Gilt June Futures	06/2021	11		(1,935)	32	8	0

					$12,185	$1,233	$0

Total Futures Contracts					$(16,520)	$8,270	$(297)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	12/20/2027	0.975%	EUR	800	$(4)	$6	$2	$1	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.256		3,400	(487)	331	(156)	5	0

							$(491)	$337	$(154)	$6	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025		$6,100	$(223)	$(72)	$(295)	$20	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		13,200	(475)	(71)	(546)	38	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		8,900	764	56	820	44	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		7,100	613	30	643	21	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		53,700	1,209	90	1,299	63	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		40,100	883	66	949	50	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025	EUR	8,485	1,171	59	1,230	39	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		14,000	1,824	147	1,971	96	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		108,400	3,183	218	3,401	114	0

						$8,949	$523	$9,472	$485	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	06/16/2031	GBP	25,300	$(2,131)	$213	$(1,918)	$0	$(135)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		25,800	4,743	(432)	4,311	338	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	810,600	(772)	41	(731)	52	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	23,800	0	(93)	(93)	0	(4)
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		47,600	0	(184)	(184)	0	(9)
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		147,900	4,712	(1,874)	2,838	0	(41)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		9,400	2,243	(1,881)	362	0	(51)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		3,700	528	(730)	(202)	0	(20)

114	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CNY-CNREPOFIX	2.688%	Quarterly	03/17/2026	CNY	22,700	$0	$(15)	$(15)	$4	$0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		32,100	0	(21)	(21)	6	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		32,100	0	(19)	(19)	5	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		32,100	0	(18)	(18)	6	0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		32,100	0	(3)	(3)	6	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		64,200	0	12	12	12	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		$122,900	1,262	45	1,307	0	(15)
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		76,300	3,413	(387)	3,026	0	(39)
Pay(5)	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		252,600	0	(1,665)	(1,665)	0	(165)
Pay(5)	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		553,700	0	(4,550)	(4,550)	0	(374)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		93,900	(4,780)	1,633	(3,147)	74	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		110,500	(13,430)	2,770	(10,660)	63	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		638,700	(27,931)	14,794	(13,137)	423	0
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		117,400	(379)	(2,540)	(2,919)	0	(124)
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		53,900	(3,417)	2,146	(1,271)	47	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		151,000	7,912	(7,931)	(19)	0	(210)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		17,000	(2,454)	1,095	(1,359)	23	0
Pay(5)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		49,600	(3,097)	(328)	(3,425)	0	(66)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		15,000	(1,983)	1,062	(921)	19	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		52,100	2,941	(4,797)	(1,856)	0	(68)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		149,000	8,130	(13,733)	(5,603)	0	(185)
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		62,600	526	3,716	4,242	87	0
Receive(5)	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		54,100	0	2,880	2,880	56	0
Receive(5)	3-Month USD-LIBOR	1.170	Semi-Annual	08/04/2031		141,900	0	9,110	9,110	146	0
Receive	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045		11,400	202	2,879	3,081	35	0
Pay	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045		11,400	0	(3,082)	(3,082)	0	(35)
Pay	3-Month USD-LIBOR	0.841	Semi-Annual	11/15/2045		7,700	(399)	(1,675)	(2,074)	0	(24)
Pay	3-Month USD-LIBOR	0.845	Semi-Annual	11/15/2045		11,400	(578)	(2,482)	(3,060)	0	(35)
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		15,900	3,376	222	3,598	58	0
Pay(5)	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	13,500	107	(9)	98	0	(97)
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	27,700	(1,227)	117	(1,110)	0	(49)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		10,300	1,828	(145)	1,683	14	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	8,380,000	(2,480)	619	(1,861)	102	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		2,128,000	(1,298)	209	(1,089)	0	(246)
Receive	UKRPI	3.334	Maturity	08/15/2025	GBP	21,500	251	(3)	248	0	(34)
Pay	UKRPI	3.490	Maturity	09/15/2028		22,600	1,020	(216)	804	26	0
Pay	UKRPI	3.593	Maturity	11/15/2028		3,800	244	(38)	206	5	0
Pay	UKRPI	3.595	Maturity	11/15/2028		13,100	848	(131)	717	15	0
Pay	UKRPI	3.603	Maturity	11/15/2028		3,700	245	(37)	208	4	0
Pay	UKRPI	3.480	Maturity	01/15/2030		23,400	467	(477)	(10)	0	(9)
Pay	UKRPI	3.415	Maturity	02/15/2030		6,200	21	(132)	(111)	0	(2)
Pay	UKRPI	3.475	Maturity	08/15/2030		21,500	(240)	(477)	(717)	3	0
Receive	UKRPI	3.397	Maturity	11/15/2030		1,000	0	52	52	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		1,900	0	82	82	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		1,000	0	32	32	0	0
Pay	UKRPI	3.217	Maturity	11/15/2040		1,700	0	(258)	(258)	0	(4)
Pay	UKRPI	3.272	Maturity	11/15/2040		1,300	0	(168)	(168)	0	(3)
Pay	UKRPI	3.273	Maturity	11/15/2040		1,900	0	(245)	(245)	0	(4)
Pay	UKRPI	3.340	Maturity	11/15/2040		1,700	0	(171)	(171)	0	(5)
Receive	UKRPI	3.000	Maturity	11/15/2050		700	0	207	207	3	0
Receive	UKRPI	3.051	Maturity	11/15/2050		1,300	0	334	334	7	0
Receive	UKRPI	3.143	Maturity	11/15/2050		700	0	131	131	4	0

							$(21,577)	$(6,546)	$(28,123)	$1,643	$(2,053)

Total Swap Agreements							$(13,119)	$(5,686)	$(18,805)	$2,134	$(2,053)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$8,270	$2,134	$10,404	$0	$(297)	$(2,054)	$(2,351)

(k)

Securities with an aggregate market value of $65,628 and cash of $6,360 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	115

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(1) for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	51,737		$9,081	$0	$(111)
	04/2021	GBP	46,770		66,208	1,730	0
	04/2021		$9,352	BRL	51,736	0	(161)
	04/2021		10,847	CAD	13,683	41	0
	04/2021		625	RUB	47,873	6	0
	05/2021	BRL	51,737		$9,340	165	0
	05/2021	EUR	5,184		6,210	125	0
	05/2021		$9,710	COP	34,999,679	0	(159)
	06/2021		363	RUB	27,422	0	(4)
	06/2021		5,341	TRY	40,240	0	(697)
	06/2021		2,754	ZAR	41,022	0	(1)

BPS	04/2021	GBP	260		$361	3	0
	04/2021	TRY	18,251		2,249	58	0
	05/2021	EUR	7,749		9,259	164	0

BRC	04/2021	GBP	958		1,314	0	(6)
	05/2021	EUR	3,172		3,745	22	0
	08/2021		$12	MXN	248	0	0

CBK	04/2021	TRY	16,362		$2,012	48	0
	05/2021	EUR	5,102		5,996	7	0
	05/2021		$1,639	RUB	122,720	0	(25)
	06/2021		1,696		126,483	0	(39)
	06/2021		2,757	ZAR	41,022	0	(4)
	10/2021	ILS	12,304		$3,719	27	0
	11/2021		62,019		18,857	223	0

GLM	04/2021		$1,960	RUB	147,841	3	(11)
	06/2021	CNH	8,301		$1,260	2	0

HUS	04/2021	BRL	36,527	EUR	5,455	0	(92)
	04/2021	CAD	13,846		$10,944	0	(74)
	04/2021	EUR	5,540	BRL	36,527	0	(8)
	04/2021	GBP	1,709		$2,383	27	0
	05/2021	EUR	36,963		44,582	1,198	0
	05/2021		$1,660	RUB	124,363	0	(24)
	06/2021	HKD	1,233		$159	0	0
	06/2021		$9,552	MXN	199,161	123	0
	06/2021		412	RUB	30,629	0	(10)
	06/2021		25,860	SGD	34,860	46	0
	06/2021		9,895	ZAR	152,887	367	0
	01/2022	ILS	13,402		$4,088	56	0

JPM	04/2021	MXN	225,436		10,935	0	(85)
	05/2021	EUR	5,908		7,057	123	0
	06/2021	TWD	723,034		26,378	778	0
	06/2021		$2,853	CNY	18,589	0	(38)
	06/2021		93	ZAR	1,425	2	0
	10/2021		10,717	MXN	225,436	88	0

116	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MYI	04/2021	BRL	36,527	EUR	5,380	$0	$(179)
	04/2021	EUR	5,455	BRL	36,527	92	0
	04/2021		$76,075	JPY	8,385,546	0	(338)
	05/2021	AUD	305		$232	1	0
	05/2021	EUR	5,371	BRL	36,527	176	0
	05/2021		4,513		$5,375	78	0
	05/2021	JPY	8,385,546		76,097	339	0
	06/2021	CNH	10,728		1,633	8	0

SCX	04/2021	BRL	51,736		9,593	402	0
	04/2021	GBP	282		394	5	0
	04/2021	TRY	8,862		1,089	25	0
	04/2021		$9,081	BRL	51,736	111	0
	04/2021		68,759	GBP	49,979	142	0
	04/2021		1,100	JPY	121,200	0	(5)
	05/2021	GBP	49,979		$68,766	0	(142)
	06/2021		$9,767	IDR	142,173,995	0	(103)

SOG	04/2021	JPY	8,385,546		$79,373	3,636	0

SSB	06/2021		3,320,000		30,610	603	0

TOR	04/2021	CAD	58,020		45,833	0	(336)
	04/2021		$46,163	CAD	58,020	6	0
	05/2021	CAD	58,020		$46,165	0	(6)

UAG	04/2021	JPY	121,200		1,095	1	0
	04/2021		$11,020	MXN	225,436	0	0
	04/2021		674	RUB	51,370	4	0
	05/2021	EUR	11,088		$13,060	46	0
	05/2021		$1,096	JPY	121,200	0	(1)
	06/2021		837	RUB	62,549	0	(17)

Total Forward Foreign Currency Contracts						$11,107	$(2,676)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
UAG	Call - OTC USD versus TWD	TWD	28.490	01/25/2022	20,372	$124	$244

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating RateIndex	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	331,600	$805	$1,075

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	03/18/2024	162,700	1,562	1,751

							$2,367	$2,826

Total Purchased Options							$2,491	$3,070

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	800	$ (3)	$ (2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	3,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	3,000	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	5,800	(6)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	3,200	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,400	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,400	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,500	(2)	(1)

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	700	(4)	(3)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	6,000	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,900	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	7,100	(6)	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	117

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950%	04/21/2021	3,000	$(3)	$0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	900	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,000	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	2,200	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,200	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	4,800	(6)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	3,700	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	3,700	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	5,500	(6)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,600	(2)	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	5,800	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	8,700	(14)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	11,200	(15)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	8,400	(9)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	3,000	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	3,000	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,500	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	6,000	(6)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	3,400	(3)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	5,500	(3)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	5,500	(7)	(5)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	900	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	3,200	(3)	(1)

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,100	(1)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	1,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	4,500	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	2,400	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	4,300	(5)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	4,200	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	4,200	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	2,400	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	2,000	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	2,300	(2)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	700	(3)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,900	(4)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	3,500	(2)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	3,500	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	3,400	(5)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	3,700	(4)	(2)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	700	(3)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	3,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,400	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	6,800	(8)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	5,900	(6)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,900	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	3,000	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	1,400	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	3,200	(3)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	3,100	(4)	(2)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	1,400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,400	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	2,900	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	2,900	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	2,800	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,500	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	2,900	(4)	(3)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	700	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	3,300	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,000	(3)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	1,700	(2)	(1)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	3,100	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	4,400	(6)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,500	(2)	0

						$(270)	$(67)

118	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus MXN	MXN	19.120	12/16/2021	22,658	$(504)	$(263)
	Call - OTC USD versus MXN		23.100	12/16/2021	22,658	(414)	(502)

MYI	Put - OTC USD versus CNH	CNH	6.400	12/16/2021	19,868	(202)	(78)
	Call - OTC USD versus CNH		7.000	12/16/2021	19,868	(202)	(146)
	Put - OTC USD versus MXN	MXN	19.000	12/09/2021	17,078	(338)	(174)
	Call - OTC USD versus MXN		23.000	12/09/2021	17,078	(338)	(381)

UAG	Call - OTC USD versus TWD	TWD	29.500	01/25/2022	40,744	(124)	(247)

						$(2,122)	$(1,791)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	21,500	$(255)	$(128)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	44,100	(562)	(218)

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	03/18/2024	325,300	(1,561)	(1,859)

							$ (2,378)	$(2,205)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	2,200	$(7)	$(45)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	2,000	(13)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	2,900	(15)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	2,000	(9)	(11)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	800	(3)	(3)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	700	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	800	(3)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	1,800	(8)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	4,800	(29)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	2,700	(15)	(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	3,200	(20)	(21)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	1,100	(4)	(4)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	1,500	(6)	(5)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	1,500	(6)	(6)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	2,700	(16)	(17)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	2,900	(7)	(21)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	1,700	(4)	(17)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	2,500	(6)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	1,300	(4)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	1,300	(4)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	1,100	(3)	(19)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	1,500	(6)	(39)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	1,200	(8)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	1,400	(9)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	3,100	(18)	(22)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	1,500	(8)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	2,600	(15)	(23)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	1,200	(6)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	5,000	(35)	(68)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	1,400	(6)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	900	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	1,200	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	1,500	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	900	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.250	05/06/2021	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	2,900	(18)	(23)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	2,900	(15)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	4,200	(18)	(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	1,300	(7)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	1,300	(5)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	1,500	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	1,100	(3)	(4)

					$(384)	$(573)

Total Written Options					$(5,154)	$(4,636)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	119

Schedule of Investments	PIMCO StocksPLUS® Small Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 3,118	$(673)	$575	$0	$(98)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	Russell 2000 Index	49,527	0.205% (3-Month USD-LIBOR less a specified spread)	Maturity	11/18/2021	$412,783	$0	$151,837	$151,837	$0

BRC	Receive	Russell 2000 Index	14,890	0.239% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/09/2021	93,338	0	76,245	76,245	0

CBK	Receive	Russell 2000 Index	24,052	0.202% (3-Month USD-LIBOR plus a specified spread)	Maturity	11/23/2021	217,760	0	56,432	56,432	0

FAR	Receive	Russell 2000 Index	7,028	0.034% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/07/2021	76,496	0	3,673	3,673	0
	Receive	Russell 2000 Index	22,730	0.281% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/12/2021	259,297	0	(146)	0	(146)

MYI	Receive	Russell 2000 Index	18,959	(0.162)% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/07/2021	216,278	0	74	74	0

								$0	$288,115	$288,261	$(146)

Total Swap Agreements								$(673)	$288,690	$288,261	$(244)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$2,067	$0	$151,837	$153,904	$(1,133)	$(6)	$0	$(1,139)	$152,765	$(146,460)	$6,305
BPS	225	0	0	225	0	(7)	0	(7)	218	0	218
BRC	22	1,075	76,245	77,342	(6)	(365)	(98)	(469)	76,873	(74,983)	1,890
CBK	305	0	56,432	56,737	(68)	(1)	0	(69)	56,668	(53,527)	3,141
DUB	0	0	0	0	0	(7)	0	(7)	(7)	(10)	(17)
FAR	0	0	3,673	3,673	0	(82)	(146)	(228)	3,445	(13,393)	(9,948)
FBF	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
GLM	5	0	0	5	(11)	(765)	0	(776)	(771)	919	148
GSC	0	0	0	0	0	(102)	0	(102)	(102)	0	(102)
GST	0	0	0	0	0	(15)	0	(15)	(15)	0	(15)
HUS	1,817	0	0	1,817	(208)	0	0	(208)	1,609	(1,410)	199
JPM	991	0	0	991	(123)	(392)	0	(515)	476	(470)	6
MYC	0	0	0	0	0	(1)	0	(1)	(1)	(2,148)	(2,149)
MYI	694	0	74	768	(517)	(779)	0	(1,296)	(528)	(21,290)	(21,818)
NGF	0	1,751	0	1,751	0	(1,859)	0	(1,859)	(108)	0	(108)
SCX	685	0	0	685	(250)	0	0	(250)	435	(660)	(225)
SOG	3,636	0	0	3,636	0	0	0	0	3,636	(3,380)	256
SSB	603	0	0	603	0	0	0	0	603	(310)	293
TOR	6	0	0	6	(342)	0	0	(342)	(336)	341	5
UAG	51	244	0	295	(18)	(247)	0	(265)	30	311	341

Total Over the Counter	$11,107	$3,070	$288,261	$302,438	$(2,676)	$(4,636)	$(244)	$(7,556)

(m)

Securities with an aggregate market value of $1,571 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

120	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2021

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$6,989	$0	$1,281	$8,270
Swap Agreements	0	491	0	0	1,643	2,134

	$0	$491	$6,989	$0	$2,924	$10,404

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,107	$0	$11,107
Purchased Options	0	0	0	244	2,826	3,070
Swap Agreements	0	0	288,261	0	0	288,261

	$0	$0	$288,261	$11,351	$2,826	$302,438

	$0	$491	$295,250	$11,351	$5,750	$312,842

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$297	$297
Swap Agreements	0	0	0	0	2,054	2,054

	$0	$0	$0	$0	$2,351	$2,351

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,676	$0	$2,676
Written Options	0	67	0	1,791	2,778	4,636
Swap Agreements	0	98	146	0	0	244

	$0	$165	$146	$4,467	$2,778	$7,556

	$0	$165	$146	$4,467	$5,129	$9,907

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	121

Schedule of Investments	PIMCO StocksPLUS® Short Fund	(Cont.)	March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(242)	$(242)
Written Options	0	0	0	0	532	532
Futures	(1)	0	264,905	0	15,932	280,836
Swap Agreements	0	2,030	0	0	(36,327)	(34,297)

	$(1)	$2,030	$264,905	$0	$(20,105)	$246,829

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22,579)	$0	$(22,579)
Purchased Options	0	0	0	(113)	33,183	33,070
Written Options	0	568	0	113	(21,956)	(21,275)
Swap Agreements	0	186	312,625	0	2	312,813

	$0	$754	$312,625	$(22,579)	$11,229	$302,029

	$(1)	$2,784	$577,530	$(22,579)	$(8,876)	$548,858

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(73)	$(73)
Futures	0	0	(24,457)	0	18,017	(6,440)
Swap Agreements	0	995	0	0	28,454	29,449

	$0	$995	$(24,457)	$0	$46,398	$22,936

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,358	$0	$15,358
Purchased Options	0	0	0	120	(32,320)	(32,200)
Written Options	0	212	0	331	40,978	41,521
Swap Agreements	0	(54)	610,495	0	0	610,441

	$0	$158	$610,495	$15,809	$8,658	$635,120

	$0	$1,153	$586,038	$15,809	$55,056	$658,056

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$131,556	$0	$131,556
Industrials	0	40,364	0	40,364
Utilities	0	13,658	0	13,658
Municipal Bonds & Notes
California	0	3,967	0	3,967
Colorado	0	3,620	0	3,620
Illinois	0	115	0	115
New York	0	1,240	0	1,240
Washington	0	762	0	762
U.S. Government Agencies	0	78,512	0	78,512
U.S. Treasury Obligations	0	485,103	0	485,103
Non-Agency Mortgage-Backed Securities	0	140,269	0	140,269
Asset-Backed Securities	0	209,470	4,107	213,577
Sovereign Issues	0	108,946	0	108,946
Preferred Securities
Banking & Finance	0	1,903	0	1,903
Utilities	0	0	13,970	13,970
Short-Term Instruments
Israel Treasury Bills	0	3,679	0	3,679
Japan Treasury Bills	0	29,991	0	29,991
U.S. Treasury Bills	0	198,586	0	198,586

	$0	$1,451,741	$18,077	$1,469,818

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$659,877	$0	$0	$659,877

Total Investments	$659,877	$1,451,741	$18,077	$2,129,695

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(10,587)	$0	$(10,587)
U.S. Government Agencies	0	(5,986)	0	(5,986)

	$0	$(16,573)	$0	$(16,573)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	8,270	2,134	0	10,404
Over the counter	0	302,438	0	302,438

	$8,270	$304,572	$0	$312,842

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(297)	(2,053)	0	(2,350)
Over the counter	0	(7,556)	0	(7,556)

	$(297)	$(9,609)	$0	$(9,906)

Total Financial Derivative Instruments	$7,973	$294,963	$0	$302,936

Totals	$667,850	$1,730,131	$18,077	$2,416,058

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

122	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Notes to Financial Statements	March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014 The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Funds’ Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the applicable Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign

ANNUAL REPORT	|	MARCH 31, 2021	123

Notes to Financial Statements	(Cont.)

denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO StocksPLUS® Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Absolute Return Fund	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (Unhedged)	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	Quarterly	Quarterly

PIMCO StocksPLUS® Long Duration Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Short Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Small Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by

124	PIMCO STOCKSPLUS® FUNDS

March 31, 2021

registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which

NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

ANNUAL REPORT	|	MARCH 31, 2021	125

Notes to Financial Statements	(Cont.)

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

126	PIMCO STOCKSPLUS® FUNDS

March 31, 2021

measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are

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Notes to Financial Statements	(Cont.)

categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$78,594	$71,493	$(81,690)	$141	$2,319	$70,857	$735	$0

PIMCO StocksPLUS® Absolute Return Fund	331,198	2,593	(344,231)	591	9,849	0	2,718	0

PIMCO StocksPLUS® International Fund (Unhedged)	51,389	167	(52,955)	11	1,388	0	236	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	389,237	2,684	(403,860)	117	11,822	0	2,761	0

PIMCO StocksPLUS® Small Fund	143,700	1,125	(149,353)	162	4,366	0	1,171	0

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Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$65,094	$809,387	$(497,200)	$61	$442	$377,784	$887	$0

PIMCO StocksPLUS® Absolute Return Fund	65,702	3,160,724	(2,510,000)	218	79	716,723	1,323	0

PIMCO StocksPLUS® International Fund (Unhedged)	195,106	780,250	(843,001)	418	253	133,026	350	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	15,895	1,958,295	(1,854,600)	58	(27)	119,621	96	0

PIMCO StocksPLUS® Long Duration Fund	32,766	329,015	(361,700)	122	(51)	152	15	0

PIMCO StocksPLUS® Short Fund	223	758,345	(630,500)	70	(13)	128,125	45	0

PIMCO StocksPLUS® Small Fund	80,143	3,498,316	(2,919,100)	477	41	659,877	1,116	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions    involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a

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Notes to Financial Statements	(Cont.)

percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-

backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually

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have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a

government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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Notes to Financial Statements	(Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

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(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation

(depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the

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Notes to Financial Statements	(Cont.)

contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally

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cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

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Notes to Financial Statements	(Cont.)

Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap

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agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Interest Rate	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X

Inverse Correlation and Compounding	—	—	—	—	—	X	—

Liquidity	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X

Smaller Company	—	—	—	—	—	—	X

Management	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk   is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Notes to Financial Statements	(Cont.)

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Inverse Correlation and Compounding Risk  is the risk that a Fund’s performance may vary substantially from the inverse performance of the Fund’s index for a number of reasons, including the effects of compounding on the performance of the Fund’s derivatives short positions for periods greater than one day, the results of PIMCO’s active management of the Fund (including income and gains or losses from Fixed Income Instruments and variations in the Fund’s level of short exposure) and that derivatives positions in general may not correlate exactly with an index.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

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Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

LIBOR Transition Risk   is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

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Notes to Financial Statements	(Cont.)

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

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Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, a Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2		I-3		Administrative Class	Class A		Class C	Class R
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%		0.45%	(1)	0.25%	0.40%		0.40%	0.40%
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (Unhedged)	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%		0.50%	(1)	N/A	0.45%		0.45%	N/A
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	0.34%	*	N/A		N/A	0.39%	*	N/A	N/A
PIMCO StocksPLUS® Short Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® Small Fund	0.44%	0.25%	0.35%		0.45%	(1)	0.25%	0.40%		0.40%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives

ANNUAL REPORT	|	MARCH 31, 2021	141

Notes to Financial Statements	(Cont.)

servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO StocksPLUS® Fund	0.50%	0.25%

All other Funds	0.75%	0.25%
Class R

PIMCO StocksPLUS® Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and

PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS®

142	PIMCO STOCKSPLUS® FUNDS

March 31, 2021

Small Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO StocksPLUS® Fund	$4

PIMCO StocksPLUS® Absolute Return Fund	6

PIMCO StocksPLUS® International Fund (Unhedged)	1

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	8

PIMCO StocksPLUS® Short Fund	3

PIMCO StocksPLUS® Small Fund	5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO StocksPLUS® Fund	$12,331	$30,998

PIMCO StocksPLUS® Absolute Return Fund	46,809	11,107

PIMCO StocksPLUS® International Fund (Unhedged)	39,349	14,764

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	501	84,488

PIMCO StocksPLUS® Long Duration Fund	7,727	1,033

PIMCO StocksPLUS® Short Fund	13,107	21,790

PIMCO StocksPLUS® Small Fund	99,759	5,981

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	|	MARCH 31, 2021	143

Notes to Financial Statements	(Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO StocksPLUS® Fund	$880,862	$985,170	$98,850	$174,725

PIMCO StocksPLUS® Absolute Return Fund	6,515,569	7,354,196	191,062	167,091

PIMCO StocksPLUS® International Fund (Unhedged)	1,372,725	1,571,239	57,508	71,263

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	8,202,214	9,377,617	68,620	353,867

PIMCO StocksPLUS® Long Duration Fund	1,039,288	1,050,128	301,533	47,005

PIMCO StocksPLUS® Short Fund	2,092,814	3,045,310	21,989	216,751

PIMCO StocksPLUS® Small Fund	4,838,245	5,443,087	290,697	148,573

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REDEMPTIONS IN-KIND

The redemptions in-kind are reflected on the Statement of Operations as a component of Net Realized Gain (Loss) on Investments in securities. For the period ended March 31, 2021, the following Funds realized gains or losses from in-kind redemptions, by affiliated Funds, of approximately (amounts in thousands†):

Fund Name	Realized Gains	Realized Losses

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	$3,800	$(209)

PIMCO StocksPLUS® Short Fund	22,990	(11,930)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

144	PIMCO STOCKSPLUS® FUNDS

March 31, 2021

14. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO StocksPLUS® Fund				PIMCO StocksPLUS® Absolute Return Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	43,526	$469,640	12,282	$120,962	26,977	$293,026	40,157	$419,810

I-2	2,563	29,019	6,668	65,712	17,632	180,838	20,568	213,011

I-3	339	3,768	1,014	10,474	910	10,439	1,510	15,912

Administrative Class	436	3,652	88	821	N/A	N/A	N/A	N/A

Class A	9,577	92,283	7,058	64,062	11,982	135,736	13,696	137,923

Class C	2,640	22,790	3,070	24,767	2,361	22,968	4,161	37,716

Class R	1,271	12,521	1,561	15,057	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	2,748	31,240	5,140	51,295	5,827	68,278	9,194	95,100

I-2	274	3,042	804	8,002	1,704	19,814	2,156	22,048

I-3	41	463	82	810	43	484	593	6,043

Administrative Class	57	560	165	1,508	N/A	N/A	N/A	N/A

Class A	1,706	17,119	4,435	40,055	2,661	30,824	3,994	40,564

Class C	514	4,729	1,696	14,283	859	8,713	1,642	14,959

Class R	218	2,278	514	4,809	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(15,890)	(170,357)	(10,475)	(102,389)	(55,034)	(642,311)	(33,283)	(343,119)

I-2	(3,602)	(36,838)	(4,857)	(46,955)	(14,227)	(160,448)	(14,696)	(140,666)

I-3	(73)	(754)	(444)	(4,530)	(7,051)	(65,562)	(1,183)	(12,345)

Administrative Class	(1,407)	(14,697)	(105)	(980)	N/A	N/A	N/A	N/A

Class A	(7,801)	(74,505)	(9,132)	(82,834)	(13,963)	(153,311)	(20,205)	(203,533)

Class C	(7,142)	(65,295)	(4,774)	(40,777)	(9,376)	(95,787)	(7,534)	(68,421)

Class R	(1,175)	(11,414)	(624)	(5,863)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	28,820	$319,244	14,166	$138,289	(28,695)	$(346,299)	20,770	$235,002

ANNUAL REPORT	|	MARCH 31, 2021	145

Notes to Financial Statements	(Cont.)

	PIMCO StocksPLUS® International Fund (Unhedged)				PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	34,970	$193,879	96,982	$474,824	59,252	$430,554	84,505	$642,941

I-2	897	5,393	5,010	28,562	24,219	172,226	66,855	509,790

I-3	389	2,208	104	510	1,551	10,822	4,455	34,461

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,626	8,989	4,011	20,041	9,030	62,727	19,873	144,179

Class C	201	1,053	120	615	647	4,067	2,265	15,179

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	611	3,243	650	3,801	0	0	24,625	181,560

I-2	24	127	147	867	0	0	10,054	73,564

I-3	2	8	1	6	0	0	528	3,815

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	46	233	101	573	0	0	5,885	41,092

Class C	6	27	14	78	0	0	1,927	12,245

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(107,842)	(583,004)	(19,088)	(109,961)	(169,567)	(1,195,133)	(95,859)	(688,894)

I-2	(5,517)	(28,045)	(5,838)	(33,746)	(62,284)	(442,573)	(47,366)	(339,966)

I-3	(62)	(359)	(31)	(171)	(5,421)	(36,890)	(3,047)	(20,782)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(2,522)	(13,245)	(4,514)	(23,995)	(20,693)	(143,784)	(35,823)	(259,866)

Class C	(662)	(3,558)	(803)	(4,103)	(7,026)	(44,355)	(6,566)	(42,497)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(77,833)	$(413,051)	76,866	$357,901	(170,292)	$(1,182,339)	32,311	$306,821

146	PIMCO STOCKSPLUS® FUNDS

March 31, 2021

PIMCO StocksPLUS® Long Duration Fund				PIMCO StocksPLUS® Short Fund				PIMCO StocksPLUS® Small Fund

Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

Shares	Amount	Shares	Amount	Shares~	Amount	Shares~	Amount	Shares	Amount	Shares	Amount

45,593	$381,283	82,329	$605,251	45,188	$606,651	34,984	$520,843	62,724	$497,003	56,759	$458,202

N/A	N/A	N/A	N/A	17,554	213,225	16,470	250,171	10,745	103,631	19,472	177,580

N/A	N/A	N/A	N/A	518	5,904	576	8,627	1,048	8,564	950	8,757

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	715	6,112	764	7,286

N/A	N/A	N/A	N/A	2,863	35,152	4,642	67,669	7,564	76,916	11,485	104,046

N/A	N/A	N/A	N/A	383	4,407	471	6,616	1,059	9,403	1,518	12,549

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

17,729	151,062	10,459	77,529	2,060	24,249	143	1,961	11,144	116,814	4,502	42,158

N/A	N/A	N/A	N/A	447	5,234	3	34	2,688	28,341	1,566	14,536

N/A	N/A	N/A	N/A	31	356	1	6	120	1,269	73	681

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	117	1,166	75	703

N/A	N/A	N/A	N/A	153	1,718	0	0	4,264	44,023	2,747	25,236

N/A	N/A	N/A	N/A	31	333	0	0	1,027	9,348	670	5,656

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(68,304)	(572,661)	(60,296)	(433,525)	(64,460)	(811,455)	(83,748)	(1,286,136)	(79,431)	(740,196)	(27,707)	(244,595)

N/A	N/A	N/A	N/A	(22,341)	(259,103)	(10,943)	(164,159)	(16,202)	(141,468)	(14,058)	(119,632)

N/A	N/A	N/A	N/A	(598)	(6,279)	(183)	(2,761)	(1,303)	(10,929)	(593)	(5,175)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(1,671)	(17,260)	(352)	(2,666)

N/A	N/A	N/A	N/A	(3,320)	(38,949)	(4,161)	(60,640)	(15,675)	(137,232)	(24,671)	(215,962)

N/A	N/A	N/A	N/A	(428)	(4,629)	(267)	(3,641)	(6,067)	(54,745)	(3,915)	(31,604)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(4,982)	$(40,316)	32,492	$249,255	(21,919)	$(223,186)	(42,012)	$(661,410)	(17,134)	$(199,240)	29,285	$237,756

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for two reverse share split, effective March 26, 2021, has been retroactively applied.

At a meeting held on February 9-10, 2021, the Board was notified of a reverse share split for each class of PIMCO StocksPLUS® Short Fund (the “Fund”), pursuant to which shareholders received one share in exchange for every two shares of the Fund.

The reverse share splits were effective March 26, 2021. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of the Fund, with the Fund affecting its reverse share split at its own ratio, to result in a NAV per share closer to $10.00. The reverse share splits does not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 26, 2021 for the Fund has been adjusted to reflect the reverse share split.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO StocksPLUS® International Fund (Unhedged)	0	1	0%	23%

PIMCO StocksPLUS® Long Duration Fund	2	0	28%	0%

PIMCO StocksPLUS® Short Fund	0	1	0%	59%

ANNUAL REPORT	|	MARCH 31, 2021	147

Notes to Financial Statements	(Cont.)

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO StocksPLUS® Fund	$34,886	$151,953	$87,768	$0	$0	$0	$0	$274,607

PIMCO StocksPLUS® Absolute Return Fund	118,790	217,853	202,794	0	0	0	0	539,437

PIMCO StocksPLUS® International Fund (Unhedged)	102,146	0	60,754	0	(63,307)	0	0	99,593

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	97,550	0	220,172	0	(149,176)	0	0	168,546

PIMCO StocksPLUS® Long Duration Fund	138,653	41,391	12,739	(1)	0	0	0	192,782

PIMCO StocksPLUS® Short Fund	0	0	2,660	0	(4,046,321)	0	0	(4,043,661)

PIMCO StocksPLUS® Small Fund	238,065	11,820	290,890	0	0	0	0	540,775

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale-buyback transactions, straddle loss deferrals, Treasury Inflation Protected Securities (TIPS), partnership investments, and defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO StocksPLUS® Fund	$0	$0

PIMCO StocksPLUS® Absolute Return Fund	0	0

PIMCO StocksPLUS® International Fund (Unhedged)*	10,031	53,276

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	88,970	60,206

PIMCO StocksPLUS® Long Duration Fund	0	0

PIMCO StocksPLUS® Short Fund	1,056,274	2,990,047

PIMCO StocksPLUS® Small Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

148	PIMCO STOCKSPLUS® FUNDS

March 31, 2021

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO StocksPLUS® Fund	$1,571,953	$103,674	$(15,835)	$87,839

PIMCO StocksPLUS® Absolute Return Fund	2,267,503	269,799	(67,011)	202,788

PIMCO StocksPLUS® International Fund (Unhedged)	395,921	75,178	(14,381)	60,797

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	2,222,209	350,901	(128,913)	221,988

PIMCO StocksPLUS® Long Duration Fund	1,040,512	55,816	(42,989)	12,827

PIMCO StocksPLUS® Short Fund	366,227	29,216	(26,635)	2,581

PIMCO StocksPLUS® Small Fund	2,081,320	388,581	(97,222)	291,359

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, sale/buyback transactions, straddle loss deferrals, Treasury Inflation Protected Securities (TIPS), partnership investments, and defaulted securities.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2021				March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO StocksPLUS® Fund	$48,003	$14,000	$0	$48,043	$79,208	$0

PIMCO StocksPLUS® Absolute Return Fund	110,001	23,202	0	132,346	32,258	20,001

PIMCO StocksPLUS® International Fund (Unhedged)	4,001	0	0	5,500	0	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	0	0	290,991	40,723	0

PIMCO StocksPLUS® Long Duration Fund	131,204	22,000	0	55,319	16,503	6,880

PIMCO StocksPLUS® Short Fund	27,755	0	4,247	2,001	0	0

PIMCO StocksPLUS® Small Fund	210,005	0	0	51,472	37,834	4,002

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2021	149

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund (seven of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of cash flows for PIMCO StocksPLUS® Long Duration Fund and PIMCO StocksPLUS® Short Fund for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations and each of the cash flows for PIMCO StocksPLUS® Long Duration Fund and PIMCO StocksPLUS® Short Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

150	PIMCO STOCKSPLUS® FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities Inc.	RYL	NatWest Markets Plc

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

BSN	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TDL	Toronto Dominion Bank London

DBL	Deutsche Bank AG London	JPS	J.P. Morgan Securities LLC	TDM	TD Securities (USA) LLC

DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

FBF	Credit Suisse International

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	HKD	Hong Kong Dollar	RUB	Russian Ruble

CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona

CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CPTFEMU	Eurozone HICP ex-Tobacco Index	S&P 500	Standard & Poor’s 500 Index

BADLARPP	Argentina Badlar Floating Rate Notes	EAFE	Europe, Australasia, and Far East Stock Index	SONIO	Sterling Overnight Interbank Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0001M	ICE 1-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	MAKA5DAY	Israel Gilon 5 Day	US0003M	ICE 3-Month USD LIBOR

CMBX	Commercial Mortgage-Backed Index	NDDUEAFE	MSCI EAFE Index	US0006M	ICE 6-Month USD LIBOR

CNREPOFIX	China Fixing Repo Rates 7-Day

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International

AID	Agency International Development	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate

ANNUAL REPORT	|	MARCH 31, 2021	151

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO StocksPLUS® Fund	0%	0%	$48,003	$0

PIMCO StocksPLUS® Absolute Return Fund	0%	0%	42,372	0

PIMCO StocksPLUS® International Fund (Unhedged)	0%	0%	2,999	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0%	0%	0	0

PIMCO StocksPLUS® Long Duration Fund	0%	0%	104,503	26,701

PIMCO StocksPLUS® Short Fund	0%	0%	27,755	0

PIMCO StocksPLUS® Small Fund	0%	0%	210,005	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PIMCO StocksPLUS® Fund	0%

PIMCO StocksPLUS® Absolute Return Fund	0%

PIMCO StocksPLUS® International Fund (Unhedged)	0%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0%

PIMCO StocksPLUS® Long Duration Fund	0%

PIMCO StocksPLUS® Short Fund	0%

PIMCO StocksPLUS® Small Fund	0%

152	PIMCO STOCKSPLUS® FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2021	153

Management of the Trust	(Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

154	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2021	155

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

156	PIMCO STOCKSPLUS® FUNDS

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

ANNUAL REPORT	|	MARCH 31, 2021	157

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3008AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		15

Benchmark Descriptions		17

Financial Highlights		18

Statements of Assets and Liabilities		26

Statements of Operations		30

Statements of Changes in Net Assets		32

Notes to Financial Statements		74

Report of Independent Registered Public Accounting Firm		96

Glossary		97

Federal Income Tax Information		98

Management of the Trust		99

Privacy Policy		101

Liquidity Risk Management Program		102

Fund	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	7	34

PIMCO California Municipal Bond Fund	8	37

PIMCO California Short Duration Municipal Income Fund	9	41

PIMCO High Yield Municipal Bond Fund	10	44

PIMCO Municipal Bond Fund	11	53

PIMCO National Intermediate Municipal Bond Fund	12	61

PIMCO New York Municipal Bond Fund	13	65

PIMCO Short Duration Municipal Income Fund	14	69

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

The municipal (or “muni”) market posted choppy results. As was the case with the taxable U.S. bond market, munis were initially supported by falling interest rates. However, a portion of the muni market’s gains was given back as rates moved higher as the period progressed. We believe this turnaround was due to expectations for improving economic growth given the rollout of the COVID-19 vaccines. All told, the Bloomberg Barclays Municipal Bond Index returned 5.51% for the 12 months ended March 31, 2021.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates (or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A, Class C and Class C-2 shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Class C-2	Diversification Status
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	—	10/19/99	08/31/09	—	Diversified
PIMCO California Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	Diversified
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	05/30/08	—	08/31/06	—	—	Diversified
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	—	07/31/06	12/29/06	—	Diversified
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	—	04/01/98	04/01/98	—	Diversified
PIMCO National Intermediate Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	—	Diversified
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	—	10/19/99	08/31/09	—	Non-Diversified
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	—	03/28/02	03/28/02	10/21/20	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund,

ANNUAL REPORT	|	MARCH 31, 2021	5

Important Information About the Funds	(Cont.)

and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
I-2 - PCIPX	Class C - PCFCX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	10.9%

Water Revenue	9.4%

Ad Valorem Property Tax	8.3%

General Fund	6.4%

Electric Power & Light Revenue	5.3%

Tax Increment/ Allocation Revenue	5.2%

College & University Revenue	5.1%

Sales Tax Revenue	4.8%

Tobacco Settlement Funded	4.4%

Port, Airport & Marina Revenue	4.4%

Sewer Revenue	3.8%

Special Tax	3.8%

Natural Gas Revenue	2.8%

Highway Revenue Tolls	2.7%

Lease (Abatement)	2.6%

Local or Guaranteed Housing	2.6%

Special Assessment	1.6%

Charter School Aid	1.5%

Lease Revenue	1.1%

Other	3.8%

Short-Term Instruments‡	9.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	4.70%	2.67%	3.39%	3.73%
PIMCO California Intermediate Municipal Bond Fund I-2	4.59%	2.57%	3.28%	3.63%
PIMCO California Intermediate Municipal Bond Fund Class A	4.35%	2.34%	3.05%	3.37%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	2.00%	1.87%	2.65%	3.22%
PIMCO California Intermediate Municipal Bond Fund Class C	3.57%	1.57%	2.28%	2.62%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	2.57%	1.57%	2.28%	2.62%
Bloomberg Barclays California Intermediate Municipal Bond Index	4.45%	2.79%	3.99%	4.61%
Lipper California Intermediate Municipal Debt Funds Average	4.55%	2.30%	3.44%	4.01%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.445% for the Institutional Class shares, 0.545% for I-2 shares, 0.775% for Class A shares, and 1.525% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the lease-backed sector contributed to performance, as the securities outperformed the broad municipal market.

»	Security selection within the special tax sector contributed to performance, as the securities outperformed the broad municipal market.

»	An overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broad municipal market.

»	An underweight duration position detracted from performance, as municipal bond rates decreased.

»	An overweight exposure to the education sector detracted from performance, as the sector underperformed the broad municipal market.

»	Security selection within the pre-refunded segment detracted from performance, as the securities underperformed the broad municipal market.

ANNUAL REPORT	|	MARCH 31, 2021	7

PIMCO California Municipal Bond Fund

Institutional Class - PCTIX	Class A - PCTTX
I-2 - PCTPX	Class C - PCTGX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Municipal Bonds & Notes

Ad Valorem Property Tax	14.1%

Health, Hospital & Nursing Home Revenue	12.8%

Water Revenue	6.9%

General Fund	6.6%

College & University Revenue	6.1%

Tobacco Settlement Funded	4.8%

Sales Tax Revenue	3.6%

Electric Power & Light Revenue	3.4%

Port, Airport & Marina Revenue	3.4%

Charter School Aid	3.0%

Sewer Revenue	2.9%

Lease (Non-Terminable)	2.6%

Local or Guaranteed Housing	2.4%

Recreational Revenue	1.9%

Economic Development Revenue	1.7%

Highway Revenue Tolls	1.5%

Transit Revenue	1.5%

Special Tax	1.4%

Industrial Revenue	1.3%

Natural Gas Revenue	1.3%

Lease (Abatement)	1.3%

Other	2.8%

Short-Term Instruments‡	12.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO California Municipal Bond Fund Institutional Class	6.34%	4.25%	4.43%
PIMCO California Municipal Bond Fund I-2	6.24%	4.15%	4.33%
PIMCO California Municipal Bond Fund Class A	5.97%	3.89%	4.07%
PIMCO California Municipal Bond Fund Class A (adjusted)	3.56%	3.42%	3.62%
PIMCO California Municipal Bond Fund Class C	5.18%	3.12%	3.30%
PIMCO California Municipal Bond Fund Class C (adjusted)	4.18%	3.12%	3.30%
Bloomberg Barclays California Municipal Bond Index	4.96%	3.37%	3.80%
Lipper California Municipal Debt Funds Average	6.74%	3.34%	3.86%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.46% for the Institutional Class shares, 0.56% for I-2 shares, 0.81% for Class A shares, and 1.56% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Municipal Bond Fund seeks high current income exempt from federal and California income tax by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broad municipal market.

»	Security selection within the special tax sector contributed to performance, as the securities outperformed the broad municipal market.

»	Security selection within the water and sewer sector contributed to performance, as the securities outperformed the broad municipal market.

»	Yield curve strategies detracted from performance, as municipal rates decreased.

»	Overweight exposure to the education sector detracted from performance, as the sector underperformed the broad municipal market.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the broad municipal market.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
I-2 - PCDPX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	13.5%

Water Revenue	8.0%

Tobacco Settlement Funded	6.3%

Electric Power & Light Revenue	6.2%

College & University Revenue	5.2%

Lease (Abatement)	5.1%

Local or Guaranteed Housing	4.6%

Ad Valorem Property Tax	4.5%

General Fund	4.4%

Port, Airport & Marina Revenue	4.0%

Highway Revenue Tolls	3.5%

Natural Gas Revenue	3.4%

Sewer Revenue	3.2%

Special Tax	2.9%

Miscellaneous Revenue	2.2%

Sales Tax Revenue	2.1%

Recreational Revenue	2.0%

Resource Recovery Revenue	1.6%

Lease (Non-Terminable)	1.3%

Industrial Revenue	1.0%

Other	3.5%

Short-Term Instruments‡	11.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	2.39%	1.40%	1.07%	1.63%
PIMCO California Short Duration Municipal Income Fund I-2	2.28%	1.30%	0.97%	1.53%
PIMCO California Short Duration Municipal Income Fund Class A	1.98%	0.99%	0.66%	1.22%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	(0.32)%	0.54%	0.44%	1.06%
Bloomberg Barclays California 1 Year Municipal Bond Index	1.65%	1.23%	1.05%	1.74%
Lipper California Short/Intermediate Municipal Debt Funds Average	3.55%	1.62%	2.06%	2.43%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, and 0.73% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	An overweight exposure to the revenue segment contributed to performance, as the segment outperformed the broad municipal market.

»	An overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broad municipal market.

»	An overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broad municipal market.

»	Yield curve strategies detracted from performance, as municipal bond rates decreased.

»	Security selection within the pre-refunded segment detracted from performance, as the securities underperformed the broad municipal market.

ANNUAL REPORT	|	MARCH 31, 2021	9

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
I-2 - PYMPX	Class C - PYMCX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	16.4%

Sales Tax Revenue	8.2%

Tobacco Settlement Funded	7.1%

Industrial Revenue	7.1%

Ad Valorem Property Tax	6.7%

Highway Revenue Tolls	4.6%

Local or Guaranteed Housing	3.4%

Electric Power & Light Revenue	3.2%

Lease (Appropriation)	3.1%

Natural Gas Revenue	3.1%

General Fund	2.8%

Water Revenue	2.7%

Transit Revenue	2.6%

Miscellaneous Revenue	2.2%

College & University Revenue	1.9%

Nuclear Revenue	1.8%

Income Tax Revenue	1.7%

Port, Airport & Marina Revenue	1.5%

Lease Revenue	1.4%

Charter School Aid	1.4%

Appropriations	1.3%

Sewer Revenue	1.2%

Miscellaneous Taxes	1.2%

Resource Recovery Revenue	1.1%

Other	4.0%

Short-Term Instruments‡	7.0%

Corporate Bonds & Notes	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	10.90%	5.69%	6.79%	4.62%
PIMCO High Yield Municipal Bond Fund I-2	10.79%	5.59%	6.69%	4.51%
PIMCO High Yield Municipal Bond Fund Class A	10.57%	5.38%	6.48%	4.31%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	8.08%	4.90%	6.07%	4.10%
PIMCO High Yield Municipal Bond Fund Class C	9.75%	4.59%	5.69%	3.54%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	8.75%	4.59%	5.69%	3.54%
Bloomberg Barclays High Yield Municipal Bond Index	15.02%	6.43%	7.12%	5.23%
Lipper High Yield Municipal Debt Funds Average	11.21%	4.38%	6.08%	4.23%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.63% for the Institutional Class shares, 0.73% for I-2 shares, 0.93% for Class A shares, and 1.68% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Municipal Bond Fund seeks high current income exempt from federal income tax, with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal bond yields decreased over the period.

»	Security selection within the electric utility sector contributed to performance, as the securities outperformed the broad municipal market.

»	Security selection within the lease-backed sector contributed to performance, as the securities outperformed the broad municipal market.

»	An underweight exposure to the special tax sector detracted from performance, as the sector outperformed the broad high yield municipal market.

»	An underweight exposure to the education sector detracted from performance, as the sector outperformed the broad high yield municipal market.

»	An underweight exposure to the industrial revenue sector detracted from performance, as the sector outperformed the broad high yield municipal market.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
I-2 - PMUPX	Class C - PMLCX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	13.3%

Highway Revenue Tolls	7.3%

Sales Tax Revenue	6.7%

Income Tax Revenue	4.6%

Electric Power & Light Revenue	4.3%

Natural Gas Revenue	3.8%

Tobacco Settlement Funded	3.7%

Port, Airport & Marina Revenue	3.6%

Ad Valorem Property Tax	3.5%

Lease (Appropriation)	3.4%

Water Revenue	3.1%

Industrial Revenue	3.0%

General Fund	3.0%

Miscellaneous Revenue	2.5%

College & University Revenue	2.4%

Fuel Sales Tax Revenue	2.2%

Local or Guaranteed Housing	1.6%

Appropriations	1.5%

Transit Revenue	1.5%

Recreational Revenue	1.4%

Lease (Abatement)	1.3%

Sewer Revenue	1.3%

Lease (Non-Terminable)	1.3%

Economic Development Revenue	1.1%

Other	2.8%

Short-Term Instruments‡	15.7%

Corporate Bonds & Notes	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	6.78%	4.23%	5.28%	4.28%
PIMCO Municipal Bond Fund I-2	6.68%	4.13%	5.18%	4.18%
PIMCO Municipal Bond Fund Class A	6.45%	3.91%	4.96%	3.94%
PIMCO Municipal Bond Fund Class A (adjusted)	4.06%	3.44%	4.56%	3.80%
PIMCO Municipal Bond Fund Class C	5.92%	3.39%	4.44%	3.42%
PIMCO Municipal Bond Fund Class C (adjusted)	4.92%	3.39%	4.44%	3.42%
Bloomberg Barclays Municipal Bond Index	5.51%	3.49%	4.54%	4.72%
Lipper General & Insured Municipal Debt Funds Average	6.74%	3.38%	4.61%	4.12%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for the Institutional Class shares, 0.61% for I-2 shares, 0.82% for Class A shares, and 1.32% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broader municipal market.

»	Security selection within the lease-backed sector contributed to performance, as the securities outperformed the broad municipal market.

»

Security selection within the special tax sector contributed to performance, as the securities outperformed the broad municipal market. Yield curve strategies detracted from performance, as municipal bond rates decreased over the period.

»	Security selection within the education sector detracted from performance, as the securities underperformed the broad municipal market.

»	Security selection within the water & sewer sector detracted from performance, as the securities underperformed the broad municipal market

ANNUAL REPORT	|	MARCH 31, 2021	11

PIMCO National Intermediate Municipal Bond Fund

Institutional Class - PMNIX	Class A - PMNTX
I-2 - PMNPX	Class C - PMNNX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	10.2%

Electric Power & Light Revenue	7.8%

Highway Revenue Tolls	6.7%

Water Revenue	6.2%

Natural Gas Revenue	6.1%

Sales Tax Revenue	5.1%

Ad Valorem Property Tax	5.0%

College & University Revenue	4.8%

Tobacco Settlement Funded	4.5%

Port, Airport & Marina Revenue	4.1%

Lease (Appropriation)	3.8%

Miscellaneous Revenue	3.5%

Income Tax Revenue	2.9%

Fuel Sales Tax Revenue	2.6%

Sewer Revenue	2.1%

General Fund	2.0%

Transit Revenue	2.0%

Nuclear Revenue	1.9%

Appropriations	1.8%

Industrial Revenue	1.6%

Local or Guaranteed Housing	1.5%

Lease Revenue	1.1%

Miscellaneous Taxes	1.0%

Other	2.0%

Short-Term Instruments‡	9.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO National Intermediate Municipal Bond Fund Institutional Class	5.89%	3.12%	3.31%
PIMCO National Intermediate Municipal Bond Fund I-2	5.78%	3.01%	3.21%
PIMCO National Intermediate Municipal Bond Fund Class A	5.52%	2.76%	2.95%
PIMCO National Intermediate Municipal Bond Fund Class A (adjusted)	3.19%	2.30%	2.51%
PIMCO National Intermediate Municipal Bond Fund Class C	4.99%	2.25%	2.44%
PIMCO National Intermediate Municipal Bond Fund Class C (adjusted)	3.99%	2.25%	2.44%
Bloomberg Barclays 1-15 Year Municipal Bond Index	4.92%	3.03%	3.03%
Lipper Intermediate Municipal Debt Funds Average	5.81%	2.69%	2.68%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.45% for the Institutional Class shares, 0.55% for I-2 shares, 0.80% for Class A shares, and 1.30% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO National Intermediate Municipal Bond Fund seeks maximum tax exempt income by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broad municipal market.

»	Security selection within the lease-backed sector contributed to performance, as the securities outperformed the broad municipal market.

»	Security selection within the special tax sector contributed to performance, as the securities outperformed the broad municipal market.

»	Underweight exposure to duration positioning detracted from performance, as municipal rates decreased.

»	Security selection within the education sector detracted from performance, as the securities underperformed the broad municipal market.

»	Security selection within the pre-refunded segment detracted from performance, as the securities underperformed the broad municipal market.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
I-2 - PNYPX	Class C - PBFCX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Municipal Bonds & Notes

Income Tax Revenue	16.4%

College & University Revenue	10.3%

Health, Hospital & Nursing Home Revenue	8.5%

Miscellaneous Revenue	7.1%

Ad Valorem Property Tax	6.2%

Transit Revenue	5.4%

Sales Tax Revenue	4.8%

Industrial Revenue	4.0%

Port, Airport & Marina Revenue	4.0%

Highway Revenue Tolls	3.3%

Water Revenue	3.2%

Electric Power & Light Revenue	2.9%

Local or Guaranteed Housing	2.6%

Lease (Appropriation)	2.5%

Tobacco Settlement Funded	1.7%

General Fund	1.3%

Economic Development Revenue	1.1%

Lease Revenue	1.1%

Natural Gas Revenue	1.0%

Appropriations	1.0%

Other	2.2%

Short-Term Instruments‡	9.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	5.08%	3.46%	4.35%	4.76%
PIMCO New York Municipal Bond Fund I-2	4.97%	3.36%	4.24%	4.66%
PIMCO New York Municipal Bond Fund Class A	4.73%	3.13%	4.00%	4.40%
PIMCO New York Municipal Bond Fund Class A (adjusted)	2.37%	2.66%	3.61%	4.25%
PIMCO New York Municipal Bond Fund Class C	3.95%	2.35%	3.22%	3.64%
PIMCO New York Municipal Bond Fund Class C (adjusted)	2.95%	2.35%	3.22%	3.64%
Bloomberg Barclays New York Municipal Bond Index	5.01%	3.19%	4.25%	4.75%
Lipper New York Municipal Debt Funds Average	6.06%	3.18%	4.25%	4.18%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.495% for the Institutional Class shares, 0.595% for I-2 shares, 0.825% for Class A shares, and 1.575% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the lease-backed sector contributed to performance, as the securities outperformed the broad municipal market.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broad municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broad municipal market.

»	Yield curve strategies detracted from performance, as municipal bond rates decreased.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the broad municipal market.

»	Overweight exposure to the education sector detracted from performance, as the sector underperformed the broad municipal market.

ANNUAL REPORT	|	MARCH 31, 2021	13

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX
I-2 - PSDPX	Class C - PSDCX
Class A - PSDAX	Class C-2 - PCCMX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	13.8%

Ad Valorem Property Tax	12.2%

Electric Power & Light Revenue	8.5%

Miscellaneous Revenue	5.4%

Sales Tax Revenue	5.2%

Natural Gas Revenue	4.9%

Water Revenue	4.8%

Industrial Revenue	3.7%

Highway Revenue Tolls	3.4%

General Fund	3.1%

Fuel Sales Tax Revenue	2.8%

College & University Revenue	2.7%

Tobacco Settlement Funded	2.5%

Transit Revenue	2.4%

Income Tax Revenue	2.2%

Local or Guaranteed Housing	2.1%

Lease (Appropriation)	1.3%

Port, Airport & Marina Revenue	1.2%

Appropriations	1.1%

Other	2.9%

Short-Term Instruments‡	13.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	3.34%	1.88%	1.42%	1.63%
PIMCO Short Duration Municipal Income Fund I-2	3.24%	1.78%	1.32%	1.54%
PIMCO Short Duration Municipal Income Fund Class A	2.93%	1.47%	1.02%	1.23%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	0.66%	1.02%	0.79%	1.12%
PIMCO Short Duration Municipal Income Fund Class C	2.62%	1.17%	0.72%	0.87%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	1.62%	1.17%	0.72%	0.87%
PIMCO Short Duration Municipal Income Fund Class C-2	2.42%	0.97%	0.51%	0.73%
PIMCO Short Duration Municipal Income Fund Class C-2 (adjusted)	1.42%	0.97%	0.51%	0.73%
Bloomberg Barclays 1-Year Municipal Bond Index	1.91%	1.41%	1.13%	2.25%
Lipper Short Municipal Debt Funds Average	2.35%	1.34%	1.26%	2.29%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, 0.73% for Class A shares, 1.03% for Class C shares and 1.23% for Class C-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	An overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the broad municipal market.

»

Security selection within the electric utility sector contributed to performance, as the securities outperformed the broad municipal market. An overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the broad municipal market.

»	Yield curve strategies detracted from performance, as municipal bond rates decreased.

»	Security selection within the pre-refunded segment detracted from performance, as the securities underperformed the broad municipal market.

»	An underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the broad municipal market.

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,009.20	$2.23	$1,000.00	$1,022.71	$2.24	0.445%
I-2	1,000.00	1,008.70	2.73	1,000.00	1,022.21	2.75	0.545
Class A	1,000.00	1,007.60	3.88	1,000.00	1,021.07	3.91	0.775
Class C	1,000.00	1,003.80	7.62	1,000.00	1,017.33	7.67	1.525

PIMCO California Municipal Bond Fund
Institutional Class	$1,000.00	$1,018.90	$2.21	$1,000.00	$1,022.74	$2.22	0.44	%(a)
I-2	1,000.00	1,018.40	2.72	1,000.00	1,022.24	2.72	0.54	(a)
Class A	1,000.00	1,017.10	3.97	1,000.00	1,020.99	3.98	0.79	(a)
Class C	1,000.00	1,013.30	7.73	1,000.00	1,017.25	7.75	1.54	(a)

PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,004.50	$1.65	$1,000.00	$1,023.29	$1.66	0.33%
I-2	1,000.00	1,004.00	2.15	1,000.00	1,022.79	2.17	0.43
Class A	1,000.00	1,002.50	3.64	1,000.00	1,021.29	3.68	0.73

ANNUAL REPORT	|	MARCH 31, 2021	15

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$1,050.90	$2.91	$1,000.00	$1,022.09	$2.87	0.57	%(b)
I-2	1,000.00	1,050.40	3.43	1,000.00	1,021.59	3.38	0.67	(b)
Class A	1,000.00	1,049.40	4.45	1,000.00	1,020.59	4.38	0.87	(b)
Class C	1,000.00	1,045.50	8.26	1,000.00	1,016.85	8.15	1.62	(b)

PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$1,026.00	$2.27	$1,000.00	$1,022.69	$2.27	0.45	%(c)
I-2	1,000.00	1,025.50	2.78	1,000.00	1,022.19	2.77	0.55	(c)
Class A	1,000.00	1,024.40	3.84	1,000.00	1,021.14	3.83	0.76	(c)
Class C	1,000.00	1,021.80	6.35	1,000.00	1,018.65	6.34	1.26	(c)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,014.20	$2.26	$1,000.00	$1,022.69	$2.27	0.45%
I-2	1,000.00	1,013.70	2.76	1,000.00	1,022.19	2.77	0.55
Class A	1,000.00	1,012.50	4.01	1,000.00	1,020.94	4.03	0.80
Class C	1,000.00	1,010.00	6.51	1,000.00	1,018.45	6.54	1.30

PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$1,024.00	$2.27	$1,000.00	$1,022.69	$2.26	0.449	%(d)
I-2	1,000.00	1,023.50	2.77	1,000.00	1,022.19	2.77	0.549	(d)
Class A	1,000.00	1,022.30	3.93	1,000.00	1,021.05	3.93	0.779	(d)
Class C	1,000.00	1,018.50	7.69	1,000.00	1,017.31	7.69	1.529	(d)

PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,007.70	$1.65	$1,000.00	$1,023.29	$1.66	0.33%
I-2	1,000.00	1,007.20	2.15	1,000.00	1,022.79	2.17	0.43
Class A	1,000.00	1,005.70	3.65	1,000.00	1,021.29	3.68	0.73
Class C	1,000.00	1,004.20	5.15	1,000.00	1,019.80	5.19	1.03
Class C-2(e)	1,000.00	1,003.10	5.43	1,000.00	1,016.63	5.47	1.23

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.00% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.23, $2.73, $3.99, $7.75 for Actual Performance and $2.23, $2.74, $4.00, $7.76 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(b) The Net Annualized Expense Ratio reflected in the expense example above includes 0.02% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.82, $3.33, $4.35, $8.17 for Actual Performance and $2.78, $3.28, $4.29, $8.05 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(c) The Net Annualized Expense Ratio reflected in the expense example above includes 0.01% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.21, $2.72, $3.78, $6.29 for Actual Performance and $2.17, $2.71, $3.77, $6.28 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(d) The Net Annualized Expense Ratio reflected in the expense example above includes 0.00% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.27, $2.77, $3.90, $7.67 for Actual Performance and $2.26, $2.77, $3.90, $7.67 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(e) The Beginning Account Value is reflective as of 10/21/20 for Actual expense. Expenses paid in the Actual expense section are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 161/365 for Class C-2 shares of the PIMCO Short Duration Municipal Income Fund (to reflect the period since the inception date of 10/21/20). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays 1-15 Year Municipal Bond Index	Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

Bloomberg Barclays 1-Year Municipal Bond Index	The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays California 1 Year Municipal Bond Index	Bloomberg Barclays California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years.

Bloomberg Barclays California Intermediate Municipal Bond Index	Bloomberg Barclays California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays California Municipal Bond Index	The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays High Yield Municipal Bond Index	The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment grade and non-rated U.S. tax-exempt bond market. It is an unmanaged index made up of dollar-denominated, fixed-rate municipal securities that are rated Ba1/BB+/BB+ or below or non-rated and that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays New York Municipal Bond Index	The Bloomberg Barclays New York Municipal Bond Index is the New York component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Intermediate Municipal Bond Fund
Institutional Class

03/31/2021	$9.85	$0.21	$0.25	$0.46	$(0.21)	$0.00	$(0.21)

03/31/2020	9.82	0.22	0.03	0.25	(0.22)	0.00	(0.22)

03/31/2019	9.64	0.25	0.18	0.43	(0.25)	0.00	(0.25)

03/31/2018	9.69	0.25	(0.05)	0.20	(0.25)	0.00	(0.25)

03/31/2017	9.97	0.24	(0.28)	(0.04)	(0.24)	0.00	(0.24)
I-2

03/31/2021	9.85	0.20	0.25	0.45	(0.20)	0.00	(0.20)

03/31/2020	9.82	0.21	0.03	0.24	(0.21)	0.00	(0.21)

03/31/2019	9.64	0.24	0.18	0.42	(0.24)	0.00	(0.24)

03/31/2018	9.69	0.24	(0.05)	0.19	(0.24)	0.00	(0.24)

03/31/2017	9.97	0.23	(0.28)	(0.05)	(0.23)	0.00	(0.23)
Class A

03/31/2021	9.85	0.18	0.25	0.43	(0.18)	0.00	(0.18)

03/31/2020	9.82	0.19	0.03	0.22	(0.19)	0.00	(0.19)

03/31/2019	9.64	0.22	0.18	0.40	(0.22)	0.00	(0.22)

03/31/2018	9.69	0.21	(0.05)	0.16	(0.21)	0.00	(0.21)

03/31/2017	9.97	0.21	(0.28)	(0.07)	(0.21)	0.00	(0.21)
Class C

03/31/2021	9.85	0.10	0.25	0.35	(0.10)	0.00	(0.10)

03/31/2020	9.82	0.12	0.03	0.15	(0.12)	0.00	(0.12)

03/31/2019	9.64	0.15	0.18	0.33	(0.15)	0.00	(0.15)

03/31/2018	9.69	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)

03/31/2017	9.97	0.14	(0.28)	(0.14)	(0.14)	0.00	(0.14)

PIMCO California Municipal Bond Fund
Institutional Class

03/31/2021	$11.17	$0.22	$0.48	$0.70	$(0.22)	$0.00	$(0.22)

03/31/2020	10.89	0.27	0.29	0.56	(0.28)	0.00	(0.28)

03/31/2019	10.61	0.32	0.27	0.59	(0.31)	0.00	(0.31)

03/31/2018	10.52	0.33	0.09	0.42	(0.33)	0.00	(0.33)

03/31/2017	10.81	0.32	(0.29)	0.03	(0.32)	0.00	(0.32)
I-2

03/31/2021	11.17	0.20	0.49	0.69	(0.21)	0.00	(0.21)

03/31/2020	10.89	0.26	0.29	0.55	(0.27)	0.00	(0.27)

03/31/2019	10.61	0.31	0.27	0.58	(0.30)	0.00	(0.30)

03/31/2018	10.52	0.32	0.08	0.40	(0.31)	0.00	(0.31)

03/31/2017	10.81	0.31	(0.29)	0.02	(0.31)	0.00	(0.31)
Class A

03/31/2021	11.17	0.18	0.48	0.66	(0.18)	0.00	(0.18)

03/31/2020	10.89	0.23	0.29	0.52	(0.24)	0.00	(0.24)

03/31/2019	10.61	0.28	0.28	0.56	(0.28)	0.00	(0.28)

03/31/2018	10.52	0.30	0.08	0.38	(0.29)	0.00	(0.29)

03/31/2017	10.81	0.28	(0.29)	(0.01)	(0.28)	0.00	(0.28)
Class C

03/31/2021	11.17	0.09	0.49	0.58	(0.10)	0.00	(0.10)

03/31/2020	10.89	0.15	0.28	0.43	(0.15)	0.00	(0.15)

03/31/2019	10.61	0.20	0.28	0.48	(0.20)	0.00	(0.20)

03/31/2018	10.52	0.22	0.08	0.30	(0.21)	0.00	(0.21)

03/31/2017	10.81	0.20	(0.29)	(0.09)	(0.20)	0.00	(0.20)

PIMCO California Short Duration Municipal Income Fund
Institutional Class

03/31/2021	$9.84	$0.11	$0.12	$0.23	$(0.11)	$0.00	$(0.11)

03/31/2020	9.88	0.15	(0.03)	0.12	(0.16)	0.00	(0.16)

03/31/2019	9.82	0.16	0.06	0.22	(0.16)	0.00	(0.16)

03/31/2018	9.87	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)

03/31/2017	9.94	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.10	4.70%	$119,694	0.445%	0.445%	0.445%	0.445%	2.07%	22%

9.85	2.57	86,747	0.445	0.445	0.445	0.445	2.24	35

9.82	4.54	79,510	0.445	0.445	0.445	0.445	2.61	31

9.64	2.01	57,131	0.445	0.445	0.445	0.445	2.52	15

9.69	(0.37)	41,743	0.445	0.445	0.445	0.445	2.44	41

10.10	4.59	20,571	0.545	0.545	0.545	0.545	1.98	22

9.85	2.47	18,183	0.545	0.545	0.545	0.545	2.15	35

9.82	4.44	16,630	0.545	0.545	0.545	0.545	2.50	31

9.64	1.91	30,311	0.545	0.545	0.545	0.545	2.41	15

9.69	(0.47)	28,220	0.545	0.545	0.545	0.545	2.36	41

10.10	4.35	77,522	0.775	0.775	0.775	0.775	1.75	22

9.85	2.24	71,243	0.775	0.775	0.775	0.775	1.90	35

9.82	4.20	50,298	0.775	0.775	0.775	0.775	2.27	31

9.64	1.68	49,614	0.775	0.775	0.775	0.775	2.18	15

9.69	(0.70)	44,936	0.775	0.775	0.775	0.775	2.12	41

10.10	3.57	5,612	1.525	1.525	1.525	1.525	1.00	22

9.85	1.47	7,727	1.525	1.525	1.525	1.525	1.18	35

9.82	3.43	8,991	1.525	1.525	1.525	1.525	1.52	31

9.64	0.92	9,501	1.525	1.525	1.525	1.525	1.43	15

9.69	(1.45)	11,160	1.525	1.525	1.525	1.525	1.37	41

$11.65	6.34%	$43,961	0.44%	0.44%	0.44%	0.44%	1.87%	27%

11.17	5.12	18,625	0.46	0.46	0.44	0.44	2.41	41

10.89	5.71	6,904	0.49	0.49	0.44	0.44	2.98	36

10.61	3.97	4,988	0.50	0.50	0.44	0.44	3.13	43

10.52	0.23	3,417	0.46	0.46	0.44	0.44	2.93	133

11.65	6.24	21,952	0.54	0.54	0.54	0.54	1.73	27

11.17	5.02	5,044	0.56	0.56	0.54	0.54	2.32	41

10.89	5.61	1,597	0.59	0.59	0.54	0.54	2.90	36

10.61	3.86	518	0.60	0.60	0.54	0.54	3.02	43

10.52	0.13	671	0.56	0.56	0.54	0.54	2.81	133

11.65	5.97	47,504	0.79	0.79	0.79	0.79	1.54	27

11.17	4.76	31,576	0.81	0.81	0.79	0.79	2.09	41

10.89	5.35	21,456	0.84	0.84	0.79	0.79	2.63	36

10.61	3.60	8,453	0.85	0.85	0.79	0.79	2.78	43

10.52	(0.12)	5,877	0.81	0.81	0.79	0.79	2.60	133

11.65	5.18	2,797	1.54	1.54	1.54	1.54	0.79	27

11.17	3.98	2,030	1.56	1.56	1.54	1.54	1.36	41

10.89	4.56	2,074	1.59	1.59	1.54	1.54	1.88	36

10.61	2.83	1,800	1.60	1.60	1.54	1.54	2.02	43

10.52	(0.87)	2,190	1.56	1.56	1.54	1.54	1.83	133

$9.96	2.39%	$106,925	0.33%	0.33%	0.33%	0.33%	1.13%	44%

9.84	1.19	99,403	0.33	0.33	0.33	0.33	1.56	69

9.88	2.29	83,637	0.33	0.33	0.33	0.33	1.67	67

9.82	0.82	85,293	0.33	0.33	0.33	0.33	1.45	60

9.87	0.34	76,914	0.33	0.33	0.33	0.33	1.04	71

ANNUAL REPORT	|	MARCH 31, 2021	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Short Duration Municipal Income Fund (Cont.)
I-2

03/31/2021	$9.84	$0.10	$0.12	$0.22	$(0.10)	$0.00	$(0.10)

03/31/2020	9.88	0.15	(0.04)	0.11	(0.15)	0.00	(0.15)

03/31/2019	9.82	0.15	0.06	0.21	(0.15)	0.00	(0.15)

03/31/2018	9.87	0.13	(0.06)	0.07	(0.12)	0.00	(0.12)

03/31/2017	9.94	0.09	(0.07)	0.02	(0.09)	0.00	(0.09)
Class A

03/31/2021	9.84	0.07	0.12	0.19	(0.07)	0.00	(0.07)

03/31/2020	9.88	0.11	(0.03)	0.08	(0.12)	0.00	(0.12)

03/31/2019	9.82	0.12	0.06	0.18	(0.12)	0.00	(0.12)

03/31/2018	9.87	0.10	(0.06)	0.04	(0.09)	0.00	(0.09)

03/31/2017	9.94	0.06	(0.07)	(0.01)	(0.06)	0.00	(0.06)

PIMCO High Yield Municipal Bond Fund
Institutional Class

03/31/2021	$9.03	$0.28	$0.69	$0.97	$(0.28)	$(0.05)	$(0.33)

03/31/2020	9.15	0.34	(0.09)	0.25	(0.35)	(0.02)	(0.37)

03/31/2019	8.98	0.37	0.18	0.55	(0.37)	(0.01)	(0.38)

03/31/2018	8.82	0.40	0.15	0.55	(0.39)	0.00	(0.39)

03/31/2017	8.96	0.37	(0.15)	0.22	(0.36)	0.00	(0.36)
I-2

03/31/2021	9.03	0.27	0.69	0.96	(0.27)	(0.05)	(0.32)

03/31/2020	9.15	0.33	(0.09)	0.24	(0.34)	(0.02)	(0.36)

03/31/2019	8.98	0.36	0.18	0.54	(0.36)	(0.01)	(0.37)

03/31/2018	8.82	0.39	0.15	0.54	(0.38)	0.00	(0.38)

03/31/2017	8.96	0.36	(0.14)	0.22	(0.36)	0.00	(0.36)
Class A

03/31/2021	9.03	0.25	0.69	0.94	(0.25)	(0.05)	(0.30)

03/31/2020	9.15	0.32	(0.10)	0.22	(0.32)	(0.02)	(0.34)

03/31/2019	8.98	0.35	0.18	0.53	(0.35)	(0.01)	(0.36)

03/31/2018	8.82	0.37	0.15	0.52	(0.36)	0.00	(0.36)

03/31/2017	8.96	0.34	(0.14)	0.20	(0.34)	0.00	(0.34)
Class C

03/31/2021	9.03	0.18	0.69	0.87	(0.18)	(0.05)	(0.23)

03/31/2020	9.15	0.25	(0.10)	0.15	(0.25)	(0.02)	(0.27)

03/31/2019	8.98	0.28	0.18	0.46	(0.28)	(0.01)	(0.29)

03/31/2018	8.82	0.30	0.15	0.45	(0.29)	0.00	(0.29)

03/31/2017	8.96	0.28	(0.15)	0.13	(0.27)	0.00	(0.27)

PIMCO Municipal Bond Fund
Institutional Class

03/31/2021	$9.95	$0.24	$0.43	$0.67	$(0.24)	$0.00	$(0.24)

03/31/2020	9.87	0.31	0.08	0.39	(0.31)	0.00	(0.31)

03/31/2019	9.74	0.36	0.13	0.49	(0.36)	0.00	(0.36)

03/31/2018	9.63	0.36	0.10	0.46	(0.35)	0.00	(0.35)

03/31/2017	9.90	0.33	(0.27)	0.06	(0.33)	0.00	(0.33)
I-2

03/31/2021	9.95	0.23	0.43	0.66	(0.23)	0.00	(0.23)

03/31/2020	9.87	0.30	0.08	0.38	(0.30)	0.00	(0.30)

03/31/2019	9.74	0.35	0.13	0.48	(0.35)	0.00	(0.35)

03/31/2018	9.63	0.35	0.10	0.45	(0.34)	0.00	(0.34)

03/31/2017	9.90	0.32	(0.27)	0.05	(0.32)	0.00	(0.32)
Class A

03/31/2021	9.95	0.20	0.44	0.64	(0.21)	0.00	(0.21)

03/31/2020	9.87	0.28	0.08	0.36	(0.28)	0.00	(0.28)

03/31/2019	9.74	0.33	0.13	0.46	(0.33)	0.00	(0.33)

03/31/2018	9.63	0.33	0.10	0.43	(0.32)	0.00	(0.32)

03/31/2017	9.90	0.30	(0.27)	0.03	(0.30)	0.00	(0.30)

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.96	2.28%	$17,686	0.43%	0.43%	0.43%	0.43%	1.03%	44%

9.84	1.08	14,414	0.43	0.43	0.43	0.43	1.47	69

9.88	2.19	15,105	0.43	0.43	0.43	0.43	1.57	67

9.82	0.72	13,029	0.43	0.43	0.43	0.43	1.35	60

9.87	0.24	12,435	0.43	0.43	0.43	0.43	0.93	71

9.96	1.98	37,831	0.73	0.73	0.73	0.73	0.73	44

9.84	0.78	31,745	0.73	0.73	0.73	0.73	1.15	69

9.88	1.88	26,500	0.73	0.73	0.73	0.73	1.26	67

9.82	0.41	32,447	0.73	0.73	0.73	0.73	1.05	60

9.87	(0.06)	32,973	0.73	0.73	0.73	0.73	0.64	71

$9.67	10.90%	$1,490,516	0.57%	0.57%	0.55%	0.55%	2.92%	39%

9.03	2.63	548,772	0.63	0.63	0.55	0.55	3.67	68

9.15	6.35	496,572	0.66	0.66	0.55	0.55	4.16	68

8.98	6.28	356,911	0.61	0.61	0.55	0.55	4.42	72

8.82	2.52	256,810	0.58	0.58	0.55	0.55	4.06	124

9.67	10.79	610,083	0.67	0.67	0.65	0.65	2.86	39

9.03	2.53	277,552	0.73	0.73	0.65	0.65	3.54	68

9.15	6.24	189,819	0.76	0.76	0.65	0.65	4.06	68

8.98	6.17	145,344	0.71	0.71	0.65	0.65	4.32	72

8.82	2.42	106,553	0.68	0.68	0.65	0.65	3.98	124

9.67	10.57	912,461	0.87	0.87	0.85	0.85	2.69	39

9.03	2.33	674,955	0.93	0.93	0.85	0.85	3.36	68

9.15	6.03	585,792	0.96	0.96	0.85	0.85	3.86	68

8.98	5.96	425,741	0.91	0.91	0.85	0.85	4.12	72

8.82	2.21	254,421	0.88	0.88	0.85	0.85	3.82	124

9.67	9.75	69,741	1.62	1.62	1.60	1.60	1.97	39

9.03	1.57	87,883	1.68	1.68	1.60	1.60	2.63	68

9.15	5.25	87,662	1.71	1.71	1.60	1.60	3.11	68

8.98	5.17	78,881	1.66	1.66	1.60	1.60	3.37	72

8.82	1.45	87,189	1.63	1.63	1.60	1.60	3.06	124

$10.38	6.78%	$537,075	0.46%	0.46%	0.44%	0.44%	2.31%	37%

9.95	3.97	360,957	0.51	0.51	0.44	0.44	3.09	55

9.87	5.16	268,422	0.55	0.55	0.44	0.44	3.76	48

9.74	4.80	192,741	0.48	0.48	0.44	0.44	3.71	64

9.63	0.55	155,155	0.48	0.48	0.44	0.44	3.33	131

10.38	6.68	492,831	0.56	0.56	0.54	0.54	2.21	37

9.95	3.86	283,911	0.61	0.61	0.54	0.54	2.99	55

9.87	5.06	204,834	0.65	0.65	0.54	0.54	3.66	48

9.74	4.70	143,000	0.58	0.58	0.54	0.54	3.60	64

9.63	0.45	121,413	0.58	0.58	0.54	0.54	3.23	131

10.38	6.45	913,874	0.77	0.77	0.75	0.75	1.98	37

9.95	3.65	479,418	0.82	0.82	0.75	0.75	2.77	55

9.87	4.84	349,323	0.86	0.86	0.75	0.75	3.45	48

9.74	4.48	293,311	0.79	0.79	0.75	0.75	3.39	64

9.63	0.24	252,762	0.79	0.79	0.75	0.75	3.02	131

ANNUAL REPORT	|	MARCH 31, 2021	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Municipal Bond Fund (Cont.)
Class C

03/31/2021	$9.95	$0.16	$0.43	$0.59	$(0.16)	$0.00	$(0.16)

03/31/2020	9.87	0.23	0.08	0.31	(0.23)	0.00	(0.23)

03/31/2019	9.74	0.29	0.12	0.41	(0.28)	0.00	(0.28)

03/31/2018	9.63	0.28	0.10	0.38	(0.27)	0.00	(0.27)

03/31/2017	9.90	0.25	(0.27)	(0.02)	(0.25)	0.00	(0.25)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class

03/31/2021	$10.61	$0.22	$0.40	$0.62	$(0.22)	$0.00	$(0.22)

03/31/2020	10.61	0.25	0.00	0.25	(0.25)	0.00	(0.25)

03/31/2019	10.39	0.28	0.22	0.50	(0.28)	0.00	(0.28)

03/31/2018	10.37	0.27	0.02	0.29	(0.27)	0.00	(0.27)

03/31/2017	10.63	0.24	(0.26)	(0.02)	(0.24)	0.00	(0.24)
I-2

03/31/2021	10.61	0.21	0.40	0.61	(0.21)	0.00	(0.21)

03/31/2020	10.61	0.24	0.00	0.24	(0.24)	0.00	(0.24)

03/31/2019	10.39	0.27	0.22	0.49	(0.27)	0.00	(0.27)

03/31/2018	10.37	0.26	0.02	0.28	(0.26)	0.00	(0.26)

03/31/2017	10.63	0.23	(0.26)	(0.03)	(0.23)	0.00	(0.23)
Class A

03/31/2021	10.61	0.18	0.40	0.58	(0.18)	0.00	(0.18)

03/31/2020	10.61	0.21	0.00	0.21	(0.21)	0.00	(0.21)

03/31/2019	10.39	0.24	0.22	0.46	(0.24)	0.00	(0.24)

03/31/2018	10.37	0.23	0.02	0.25	(0.23)	0.00	(0.23)

03/31/2017	10.63	0.21	(0.27)	(0.06)	(0.20)	0.00	(0.20)
Class C

03/31/2021	10.61	0.13	0.40	0.53	(0.13)	0.00	(0.13)

03/31/2020	10.61	0.16	0.00	0.16	(0.16)	0.00	(0.16)

03/31/2019	10.39	0.19	0.22	0.41	(0.19)	0.00	(0.19)

03/31/2018	10.37	0.18	0.02	0.20	(0.18)	0.00	(0.18)

03/31/2017	10.63	0.15	(0.26)	(0.11)	(0.15)	0.00	(0.15)

PIMCO New York Municipal Bond Fund
Institutional Class

03/31/2021	$11.41	$0.23	$0.34	$0.57	$(0.23)	$0.00	$(0.23)

03/31/2020	11.27	0.27	0.14	0.41	(0.27)	0.00	(0.27)

03/31/2019	11.09	0.37	0.17	0.54	(0.36)	0.00	(0.36)

03/31/2018	11.13	0.37	(0.04)	0.33	(0.37)	0.00	(0.37)

03/31/2017	11.43	0.38	(0.30)	0.08	(0.38)	0.00	(0.38)
I-2

03/31/2021	11.41	0.22	0.34	0.56	(0.22)	0.00	(0.22)

03/31/2020	11.27	0.26	0.14	0.40	(0.26)	0.00	(0.26)

03/31/2019	11.09	0.36	0.17	0.53	(0.35)	0.00	(0.35)

03/31/2018	11.13	0.36	(0.05)	0.31	(0.35)	0.00	(0.35)

03/31/2017	11.43	0.37	(0.30)	0.07	(0.37)	0.00	(0.37)
Class A

03/31/2021	11.41	0.20	0.34	0.54	(0.20)	0.00	(0.20)

03/31/2020	11.27	0.23	0.15	0.38	(0.24)	0.00	(0.24)

03/31/2019	11.09	0.33	0.18	0.51	(0.33)	0.00	(0.33)

03/31/2018	11.13	0.34	(0.05)	0.29	(0.33)	0.00	(0.33)

03/31/2017	11.43	0.35	(0.31)	0.04	(0.34)	0.00	(0.34)
Class C

03/31/2021	11.41	0.11	0.34	0.45	(0.11)	0.00	(0.11)

03/31/2020	11.27	0.15	0.14	0.29	(0.15)	0.00	(0.15)

03/31/2019	11.09	0.25	0.18	0.43	(0.25)	0.00	(0.25)

03/31/2018	11.13	0.25	(0.05)	0.20	(0.24)	0.00	(0.24)

03/31/2017	11.43	0.26	(0.30)	(0.04)	(0.26)	0.00	(0.26)

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.38	5.92%	$46,906	1.27%	1.27%	1.25%	1.25%	1.52%	37%

9.95	3.13	60,524	1.32	1.32	1.25	1.25	2.31	55

9.87	4.32	71,628	1.36	1.36	1.25	1.25	2.95	48

9.74	3.96	83,990	1.29	1.29	1.25	1.25	2.89	64

9.63	(0.26)	109,216	1.29	1.29	1.25	1.25	2.52	131

$11.01	5.89%	$88,749	0.45%	0.45%	0.45%	0.45%	2.03%	18%

10.61	2.34	70,892	0.45	0.45	0.45	0.45	2.31	28

10.61	4.90	45,549	0.45	0.45	0.45	0.45	2.70	20

10.39	2.76	22,430	0.45	0.45	0.45	0.45	2.54	24

10.37	(0.19)	15,993	0.45	0.45	0.45	0.45	2.24	73

11.01	5.78	49,769	0.55	0.55	0.55	0.55	1.92	18

10.61	2.24	27,703	0.55	0.55	0.55	0.55	2.21	28

10.61	4.79	19,793	0.55	0.55	0.55	0.55	2.60	20

10.39	2.66	20,126	0.55	0.55	0.55	0.55	2.44	24

10.37	(0.29)	16,012	0.55	0.55	0.55	0.55	2.18	73

11.01	5.52	47,294	0.80	0.80	0.80	0.80	1.68	18

10.61	1.99	39,933	0.80	0.80	0.80	0.80	1.97	28

10.61	4.53	31,794	0.80	0.80	0.80	0.80	2.35	20

10.39	2.40	25,057	0.80	0.80	0.80	0.80	2.18	24

10.37	(0.54)	23,353	0.80	0.80	0.80	0.80	1.94	73

11.01	4.99	2,369	1.30	1.30	1.30	1.30	1.19	18

10.61	1.48	2,363	1.30	1.30	1.30	1.30	1.50	28

10.61	4.02	3,122	1.30	1.30	1.30	1.30	1.84	20

10.39	1.89	3,734	1.30	1.30	1.30	1.30	1.67	24

10.37	(1.04)	4,724	1.30	1.30	1.30	1.30	1.42	73

$11.75	5.08%	$181,033	0.445%	0.445%	0.445%	0.445%	2.01%	31%

11.41	3.67	147,314	0.495	0.495	0.445	0.445	2.36	56

11.27	5.01	91,943	0.535	0.535	0.445	0.445	3.33	18

11.09	2.93	58,949	0.485	0.485	0.445	0.445	3.33	25

11.13	0.70	50,082	0.455	0.455	0.445	0.445	3.34	63

11.75	4.97	73,929	0.545	0.545	0.545	0.545	1.91	31

11.41	3.57	46,782	0.595	0.595	0.545	0.545	2.23	56

11.27	4.91	18,298	0.635	0.635	0.545	0.545	3.24	18

11.09	2.83	13,426	0.585	0.585	0.545	0.545	3.22	25

11.13	0.59	11,896	0.555	0.555	0.545	0.545	3.26	63

11.75	4.73	395,441	0.775	0.775	0.775	0.775	1.68	31

11.41	3.33	382,717	0.825	0.825	0.775	0.775	2.00	56

11.27	4.67	204,469	0.865	0.865	0.775	0.775	3.00	18

11.09	2.59	141,421	0.815	0.815	0.775	0.775	3.00	25

11.13	0.36	95,676	0.785	0.785	0.775	0.775	3.03	63

11.75	3.95	22,314	1.525	1.525	1.525	1.525	0.93	31

11.41	2.56	24,957	1.575	1.575	1.525	1.525	1.28	56

11.27	3.89	19,464	1.615	1.615	1.525	1.525	2.25	18

11.09	1.83	16,880	1.565	1.565	1.525	1.525	2.24	25

11.13	(0.39)	18,201	1.535	1.535	1.525	1.525	2.28	63

ANNUAL REPORT	|	MARCH 31, 2021	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Short Duration Municipal Income Fund
Institutional Class

03/31/2021	$8.41	$0.11	$0.17	$0.28	$(0.11)	$0.00	$(0.11)

03/31/2020	8.42	0.16	(0.01)	0.15	(0.16)	0.00	(0.16)

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)

03/31/2018	8.40	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)

03/31/2017	8.47	0.11	(0.07)	0.04	(0.11)	0.00	(0.11)
I-2

03/31/2021	8.41	0.10	0.17	0.27	(0.10)	0.00	(0.10)

03/31/2020	8.42	0.15	(0.01)	0.14	(0.15)	0.00	(0.15)

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)

03/31/2018	8.40	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)

03/31/2017	8.47	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)
Class A

03/31/2021	8.41	0.07	0.18	0.25	(0.08)	0.00	(0.08)

03/31/2020	8.42	0.12	(0.01)	0.11	(0.12)	0.00	(0.12)

03/31/2019	8.35	0.13	0.07	0.20	(0.13)	0.00	(0.13)

03/31/2018	8.40	0.11	(0.06)	0.05	(0.10)	0.00	(0.10)

03/31/2017	8.47	0.07	(0.06)	0.01	(0.08)	0.00	(0.08)
Class C

03/31/2021	8.41	0.05	0.17	0.22	(0.05)	0.00	(0.05)

03/31/2020	8.42	0.10	(0.01)	0.09	(0.10)	0.00	(0.10)

03/31/2019	8.35	0.11	0.07	0.18	(0.11)	0.00	(0.11)

03/31/2018	8.40	0.08	(0.05)	0.03	(0.08)	0.00	(0.08)

03/31/2017	8.47	0.05	(0.07)	(0.02)	(0.05)	0.00	(0.05)
Class C-2

10/21/2020 - 03/31/2021	8.55	0.01	0.03	0.04	(0.01)	0.00	(0.01)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.58	3.34%	$175,556	0.33%		0.33%		0.33%		0.33%		1.24%		37%

8.41	1.74	103,010	0.33		0.33		0.33		0.33		1.84		53

8.42	2.84	90,738	0.33		0.33		0.33		0.33		1.98		64

8.35	1.03	66,613	0.33		0.33		0.33		0.33		1.71		50

8.40	0.47	54,794	0.33		0.33		0.33		0.33		1.29		70

8.58	3.24	87,070	0.43		0.43		0.43		0.43		1.12		37

8.41	1.64	35,931	0.43		0.43		0.43		0.43		1.73		53

8.42	2.74	25,282	0.43		0.43		0.43		0.43		1.87		64

8.35	0.93	21,810	0.43		0.43		0.43		0.43		1.62		50

8.40	0.37	31,141	0.43		0.43		0.43		0.43		1.16		70

8.58	2.93	245,184	0.73		0.73		0.73		0.73		0.81		37

8.41	1.34	109,016	0.73		0.73		0.73		0.73		1.44		53

8.42	2.43	92,478	0.73		0.73		0.73		0.73		1.57		64

8.35	0.63	83,432	0.73		0.73		0.73		0.73		1.31		50

8.40	0.06	88,712	0.73		0.73		0.73		0.73		0.88		70

8.58	2.62	4,756	1.03		1.03		1.03		1.03		0.60		37

8.41	1.04	6,307	1.03		1.03		1.03		1.03		1.15		53

8.42	2.13	6,918	1.03		1.03		1.03		1.03		1.26		64

8.35	0.33	8,043	1.03		1.03		1.03		1.03		1.00		50

8.40	(0.24)	11,801	1.03		1.03		1.03		1.03		0.59		70

8.58	0.42	35	1.23	*	1.23	*	1.23	*	1.23	*	0.19	*	37

ANNUAL REPORT	|	MARCH 31, 2021	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Assets:

Investments, at value
Investments in securities*	$204,830	$103,571	$153,581	$3,006,201
Investments in Affiliates	17,867	12,005	9,309	187,463
Cash	640	516	11	3,803
Receivable for investments sold	102	0	0	6,180
Receivable for Fund shares sold	28	135	285	7,862
Interest and/or dividends receivable	2,109	968	1,363	29,025
Dividends receivable from Affiliates	4	2	2	38
Other assets	0	5	0	4
Total Assets	225,580	117,202	164,551	3,240,576

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$0	$609	$0	$81,248
Payable for investments purchased	1,779	261	1,700	70,214
Payable for investments in Affiliates purchased	4	2	2	38
Payable for Fund shares redeemed	220	43	341	3,420
Distributions payable	68	9	6	703
Accrued investment advisory fees	41	20	25	773
Accrued supervisory and administrative fees	48	28	27	736
Accrued distribution fees	3	2	0	44
Accrued servicing fees	18	11	8	207
Other liabilities	0	3	0	392
Total Liabilities	2,181	988	2,109	157,775

Net Assets	$223,399	$116,214	$162,442	$3,082,801

Net Assets Consist of:

Paid in capital	$214,654	$112,075	$165,136	$2,923,792
Distributable earnings (accumulated loss)	8,745	4,139	(2,694)	159,009

Net Assets	$223,399	$116,214	$162,442	$3,082,801

Cost of investments in securities	$194,030	$98,966	$151,226	$2,854,629
Cost of investments in Affiliates	$17,842	$12,001	$9,310	$187,229

* Includes repurchase agreements of:	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$1,790,271	$177,171	$618,882	$494,016
293,306	17,431	55,980	24,258
1	557	607	1,862
0	0	0	0
2,150	523	2,242	6,965
18,615	1,743	5,893	4,073
57	4	10	5
3	0	0	0
2,104,403	197,429	683,614	531,179

$35,293	$0	$3,760	$0
68,601	8,974	5,726	18,067
57	4	10	5
8,070	173	955	271
446	6	14	1
335	35	128	77
492	45	160	103
20	1	14	1
204	10	89	53
199	0	41	0
113,717	9,248	10,897	18,578

$1,990,686	$188,181	$672,717	$512,601

$1,888,772	$181,305	$644,262	$513,100
101,914	6,876	28,455	(499)

$1,990,686	$188,181	$672,717	$512,601

$1,684,626	$168,350	$586,908	$485,374
$292,974	$17,400	$55,901	$24,238

$5,043	$0	$0	$0

ANNUAL REPORT	|	MARCH 31, 2021	27

Statements of Assets and Liabilities	(Cont.)

	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Net Assets:

Institutional Class	$119,694	$43,961	$106,925	$1,490,516
I-2	20,571	21,952	17,686	610,083
Class A	77,522	47,504	37,831	912,461
Class C	5,612	2,797	N/A	69,741
Class C-2	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	11,855	3,772	10,734	154,113
I-2	2,037	1,884	1,776	63,081
Class A	7,678	4,076	3,798	94,345
Class C	556	240	N/A	7,211
Class C-2	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.10	$11.65	$9.96	$9.67
I-2	10.10	11.65	9.96	9.67
Class A	10.10	11.65	9.96	9.67
Class C	10.10	11.65	N/A	9.67
Class C-2	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$537,075	$88,749	$181,033	$175,556
492,831	49,769	73,929	87,070
913,874	47,294	395,441	245,184
46,906	2,369	22,314	4,756
N/A	N/A	N/A	35

51,763	8,063	15,405	20,465
47,498	4,522	6,291	10,150
88,079	4,297	33,649	28,581
4,521	215	1,899	554
N/A	N/A	N/A	4

$10.38	$11.01	$11.75	$8.58
10.38	11.01	11.75	8.58
10.38	11.01	11.75	8.58
10.38	11.01	11.75	8.58
N/A	N/A	N/A	8.58

ANNUAL REPORT	|	MARCH 31, 2021	29

Statements of Operations

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Investment Income:

Interest	$4,761	$1,995	$2,291	$80,167
Dividends from Investments in Affiliates	45	27	39	773
Total Income	4,806	2,022	2,330	80,940

Expenses:

Investment advisory fees	429	183	286	6,871
Supervisory and administrative fees	502	252	309	6,620
Distribution fees - Class C	55	18	N/A	603
Servicing fees - Class A	184	94	89	2,006
Servicing fees - Class C	18	6	N/A	201
Trustee fees	1	0	1	11
Interest expense	0	4	1	542
Total Expenses	1,189	557	686	16,854

Net Investment Income (Loss)	3,617	1,465	1,644	64,086

Net Realized Gain (Loss):

Investments in securities	(215)	(207)	(278)	2,409
Investments in Affiliates	8	(2)	49	(46)
Exchange-traded or centrally cleared financial derivative instruments	0	41	0	1,141
Over the counter financial derivative instruments	0	0	0	2,423

Net Realized Gain (Loss)	(207)	(168)	(229)	5,927

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	4,638	3,009	2,194	151,439
Investments in Affiliates	23	17	(2)	618
Over the counter financial derivative instruments	0	0	0	(340)

Net Change in Unrealized Appreciation (Depreciation)	4,661	3,026	2,192	151,717

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,071	$4,323	$3,607	$221,730

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$46,100	$3,947	$15,614	$6,245
742	47	224	137
46,842	3,994	15,838	6,382

3,392	354	1,446	738
4,991	453	1,805	984
291	12	182	18
1,832	107	977	485
145	6	60	15
9	1	3	2
256	0	31	0
10,916	933	4,504	2,242

35,926	3,061	11,334	4,140

(27)	(402)	(1,179)	(418)
(250)	(19)	(217)	38
1,503	0	533	0
1,380	0	0	0

2,606	(421)	(863)	(380)

62,574	5,574	18,523	6,792
895	58	508	48
(194)	0	0	0

63,275	5,632	19,031	6,840

$101,807	$8,272	$29,502	$10,600

ANNUAL REPORT	|	MARCH 31, 2021	31

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund		PIMCO California Municipal Bond Fund		PIMCO California Short Duration Municipal Income Fund		PIMCO High Yield Municipal Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,617	$3,642	$1,465	$1,044	$1,644	$2,092	$64,086	$57,371
Net realized gain (loss)	(207)	124	(168)	(40)	(229)	(218)	5,927	17,274
Net change in unrealized appreciation (depreciation)	4,661	(840)	3,026	475	2,192	(670)	151,717	(50,299)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,071	2,926	4,323	1,479	3,607	1,204	221,730	24,346

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,888)	(1,938)	(672)	(260)	(1,218)	(1,559)	(33,454)	(22,183)
I-2	(372)	(374)	(218)	(78)	(175)	(221)	(15,594)	(10,340)
Class A	(1,291)	(1,228)	(592)	(673)	(266)	(338)	(25,785)	(26,521)
Class C	(73)	(94)	(20)	(31)	N/A	N/A	(1,980)	(2,702)
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(b)	(3,624)	(3,634)	(1,502)	(1,042)	(1,659)	(2,118)	(76,813)	(61,746)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	35,052	29,179	56,118	24,807	14,932	21,234	1,348,722	266,717

Total Increase (Decrease) in Net Assets	39,499	28,471	58,939	25,244	16,880	20,320	1,493,639	229,317

Net Assets:

Beginning of year	183,900	155,429	57,275	32,031	145,562	125,242	1,589,162	1,359,845
End of year	$223,399	$183,900	$116,214	$57,275	$162,442	$145,562	$3,082,801	$1,589,162

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of Class C-2 was October 21, 2020.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund		PIMCO National Intermediate Municipal Bond Fund		PIMCO New York Municipal Bond Fund		PIMCO Short Duration Municipal Income Fund

Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021		Year Ended March 31, 2020

$35,926	$30,328	$3,061	$2,580	$11,334	$10,463	$4,140		$3,896
2,606	5,344	(421)	(170)	(863)	(384)	(380)		(477)
63,275	(5,370)	5,632	(375)	19,031	819	6,840		(290)

101,807	30,302	8,272	2,035	29,502	10,898	10,600		3,129

(10,638)	(9,297)	(1,594)	(1,309)	(3,395)	(2,784)	(1,770)		(1,805)
(9,914)	(7,382)	(701)	(530)	(1,134)	(715)	(778)		(572)
(14,622)	(12,108)	(713)	(703)	(6,583)	(6,602)	(1,584)		(1,461)
(887)	(1,487)	(28)	(39)	(227)	(317)	(35)		(77)
N/A	N/A	N/A	N/A	N/A	N/A	(0	)(a)	N/A

(36,061)	(30,274)	(3,036)	(2,581)	(11,339)	(10,418)	(4,167)		(3,915)

740,130	290,575	42,054	41,179	52,784	267,116	251,904		39,634

805,876	290,603	47,290	40,633	70,947	267,596	258,337		38,848

1,184,810	894,207	140,891	100,258	601,770	334,174	254,264		215,416
$1,990,686	$1,184,810	$188,181	$140,891	$672,717	$601,770	$512,601		$254,264

ANNUAL REPORT	|	MARCH 31, 2021	33

Schedule of Investments	PIMCO California Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.7%

MUNICIPAL BONDS & NOTES 90.2%

CALIFORNIA 81.5%

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	$450	$497

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,000	5,485

Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2022	520	552

California Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 01/01/2032	1,490	1,773

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2029	265	338
5.000% due 10/01/2030	160	203
5.000% due 12/01/2030	1,050	1,302
5.000% due 10/01/2031	265	334
5.000% due 10/01/2032	290	364

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2028	375	472

California Educational Facilities Authority Revenue Notes, Series 2021
5.000% due 04/01/2026 (a)	500	608
5.000% due 04/01/2027 (a)	500	624
5.000% due 04/01/2029 (a)	425	553

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 11/15/2030	500	595

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/01/2027	2,000	2,550
5.000% due 11/15/2031	3,390	4,246
5.000% due 08/15/2032	350	419
5.000% due 08/15/2033	600	716

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	2,250	2,819

California Health Facilities Financing Authority Revenue Bonds, Series 2020
5.000% due 04/01/2032	1,000	1,288
5.000% due 04/01/2033	1,000	1,283

California Housing Finance Revenue Bonds, Series 2019
2.350% due 12/01/2035	2,696	2,775

California Infrastructure & Economic Development Bank Revenue Notes, Series 2016
5.000% due 07/01/2026	750	851

California Infrastructure & Economic Development Bank Revenue Notes, Series 2020
4.000% due 11/01/2029	595	731
4.000% due 11/01/2030	490	608

California Municipal Finance Authority Revenue Bonds, Series 2009
1.300% due 02/01/2039	850	871

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 12/31/2029	1,300	1,610

California Municipal Finance Authority Revenue Notes, Series 2016
4.000% due 11/01/2026	1,000	1,075

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2029	1,000	1,235

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	1,111

California Pollution Control Financing Authority Revenue Notes, Series 2019
5.000% due 07/01/2029	1,000	1,224

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California School Finance Authority Revenue Bonds, Series 2017
5.000% due 07/01/2037	$280	$330

California School Finance Authority Revenue Bonds, Series 2019
5.000% due 07/01/2039	1,000	1,226

California School Finance Authority Revenue Notes, Series 2016
5.000% due 06/01/2026	500	544

California State General Obligation Bonds, (AGM Insured), Series 2007
5.250% due 08/01/2032	3,550	4,939

California State General Obligation Bonds, Series 2021
5.000% due 12/01/2034	1,500	1,806

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,060

California State General Obligation Notes, Series 2020
5.000% due 11/01/2030	4,000	5,373

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2015
5.000% due 08/15/2030	695	830

California Statewide Communities Development Authority Revenue Bonds, Series 2004
5.000% due 04/01/2038	1,500	1,976

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	1,000	1,112

California Statewide Communities Development Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	270	315
5.000% due 11/01/2043	1,150	1,341

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 05/15/2027	500	593

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 03/01/2030	600	746
5.000% due 03/01/2031	200	247
5.000% due 08/01/2031	425	514

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2018
3.000% due 07/01/2027	1,500	1,502

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2026	1,000	1,192

California Statewide Communities Development Authority Revenue Notes, Series 2017
5.000% due 05/15/2026	400	477

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 08/01/2028	250	310

Coast Community College District, California General Obligation Bonds, (AGM Insured), Series 2006
0.000% due 08/01/2028 (b)	2,900	2,645

College of the Sequoias Tulare Area Improvement District No 3, California General Obligation Bonds, (AGM Insured), Series 2011
0.000% due 08/01/2034 (b)	1,060	798

Compton Unified School District, California General Obligation Bonds, (BAM Insured), Series 2019
0.000% due 06/01/2037 (b)	3,515	2,235

Contra Costa County, California Public Financing Authority Revenue Bonds, Series 2015
5.000% due 06/01/2027	1,725	2,036

Contra Costa County, California Redevelopment Agency Successor Agency Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 08/01/2030	1,000	1,236

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2008
0.030% due 06/01/2038	6,000	6,000

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2012
5.000% due 06/01/2023	2,100	2,318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eastern Municipal Water District Financing Authority, California Revenue Bonds, Series 2016
5.000% due 07/01/2029	$1,250	$1,523

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	2,660	3,283

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2031	500	612
5.000% due 05/01/2033	750	915

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Notes, (BAM Insured), Series 2017
5.000% due 05/01/2026	500	605

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,835	1,891

Irvine, California Special Assessment Bonds, Series 2015
5.000% due 09/02/2026	1,495	1,850

Irvine, California Special Assessment Notes, Series 2012
4.000% due 09/02/2021	1,750	1,778

Jurupa Public Financing Authority, California Special Tax Bonds, Series 2014
5.000% due 09/01/2027	775	888

Los Angeles Community College District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2026	2,000	2,225

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2016
5.000% due 06/01/2028	1,500	1,829

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2025	1,000	1,063

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2031	1,500	1,893

Los Angeles Department of Airports, California Revenue Bonds, Series 2019
5.000% due 05/15/2033	1,500	1,876

Los Angeles Department of Airports, California Revenue Notes, Series 2017
5.000% due 05/15/2027	1,000	1,203

Los Angeles Department of Water & Power Power System, California Revenue Bonds, Series 2001
0.030% due 07/01/2034	2,000	2,000

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2019
5.000% due 07/01/2030	1,090	1,410

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2018
5.000% due 07/01/2029	2,725	3,509

Menlo Park Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 10/01/2027	1,230	1,448

Napa Valley Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2028 (b)	250	226

New Haven Unified School District, California General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2027 (b)	915	839

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	3,000	3,320

Northern California Gas Authority, Revenue Bonds, Series 2007
0.879% (0.67*US0003M + 0.720%) due 07/01/2027 ~	1,705	1,714

Northern California Power Agency Revenue Bonds, Series 2012
5.000% due 07/01/2026	1,000	1,059

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northern California Transmission Agency Revenue Bonds, Series 2016
5.000% due 05/01/2029	$1,000	$1,206

Orange County, California Community Facilities District Special Tax Bonds, Series 2016
5.000% due 08/15/2027	1,600	1,914

Orange County, California Community Facilities District Special Tax Notes, Series 2016
5.000% due 08/15/2025	920	1,080

Palm Desert Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 10/01/2029	575	705

Palos Verdes Peninsula Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2003
0.000% due 11/01/2027 (b)	700	649

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2023	780	862
5.000% due 08/01/2024	1,450	1,661

Rancho Santiago Community College District, California General Obligation Bonds, Series 2012
5.000% due 09/01/2023	1,800	1,925

Riverside Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2014
5.000% due 09/01/2026	785	901

Riverside, California Sewer Revenue Bonds, Series 2015
5.000% due 08/01/2028	1,000	1,183

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2026	1,000	1,173

Sacramento City Financing Authority, California Revenue Bonds, (BAM Insured), Series 2015
5.000% due 12/01/2028	1,000	1,201

Sacramento Municipal Utility District, California Revenue Bonds, Series 2011
5.000% due 08/15/2025	4,000	4,070

Sacramento Transportation Authority, California Revenue Bonds, Series 2012
5.000% due 10/01/2025	425	454

San Buenaventura Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.000% due 02/01/2025	1,515	1,572

San Clemente, California Special Tax Bonds, Series 2015
5.000% due 09/01/2030	280	321
5.000% due 09/01/2031	290	331
5.000% due 09/01/2032	480	546

San Diego Association of Governments South Bay Expressway, California Revenue Bonds, Series 2017
5.000% due 07/01/2034	415	503

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2008
0.040% due 04/01/2038	2,000	2,000

San Diego County, California Water Authority Revenue Bonds, Series 2011
5.000% due 05/01/2028	2,000	2,007

San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2016
5.000% due 05/15/2028	1,875	2,290

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2020
5.000% due 08/01/2033	500	667

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2011
5.000% due 05/01/2027	10	10

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2030	600	773

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2020
4.000% due 05/01/2037	$2,000	$2,361

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
5.000% due 10/01/2034	1,500	1,879

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	1,800	2,118

San Marcos Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2029 (b)	290	255

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2029 (b)	2,575	2,296

Santa Ana Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026 (b)	380	356

Sonoma-Marin Area Rail Transit District, California Revenue Bonds, Series 2011
5.000% due 03/01/2023	1,250	1,306
5.000% due 03/01/2026	50	52

South Placer Wastewater Authority, California Revenue Bonds, Series 2020
5.000% due 11/01/2033	2,225	3,056

Stockton Public Financing Authority, California Revenue Bonds, (BAM Insured), Series 2018
5.000% due 10/01/2029	1,000	1,262

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2028	500	560

Tobacco Securitization Authority of Northern California Revenue Notes, Series 2021
5.000% due 06/01/2023	1,250	1,376

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2030	1,000	1,306

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2029	500	650

Tustin Community Facilities District, California Special Tax Bonds, Series 2015
5.000% due 09/01/2027	800	951
5.000% due 09/01/2029	300	353

Tustin Community Facilities District, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	690	828

University of California Revenue Bonds, Series 2018
5.000% due 05/15/2030	1,500	1,918

Upper Santa Clara Valley Joint Powers Authority, California Revenue Bonds, Series 2011
5.250% due 08/01/2027	2,000	2,034

Val Verde Unified School District, California General Obligation Bonds, (BAM Insured), Series 2020
4.000% due 08/01/2037	250	291

West Basin Municipal Water District, California Revenue Bonds, Series 2011
5.000% due 08/01/2026	1,000	1,016

West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	2,000	2,079

		182,079

FLORIDA 0.2%

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2034 (b)	650	453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 0.6%

Private Colleges & Universities Authority, Georgia Revenue Bonds, Series 2020
5.000% due 09/01/2033	$1,000	$1,317

GUAM 0.6%

Guam Power Authority Revenue Notes, Series 2017
5.000% due 10/01/2027	1,230	1,478

ILLINOIS 2.0%

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	500	602

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,830	2,005

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	1,500	1,850

		4,457

KENTUCKY 0.5%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	1,000	1,107

NEW JERSEY 1.2%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	1,750	2,111

New Jersey State General Obligation Notes, Series 2020
4.000% due 06/01/2030	500	606

		2,717

NEW YORK 1.1%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	1,000	1,076

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	1,200	1,394

		2,470

OHIO 0.6%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2033	1,000	1,273

PENNSYLVANIA 0.4%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	1,000	919

PUERTO RICO 1.5%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.679% (0.67*US0003M + 0.520%) due 07/01/2029 ~	720	667

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2031 (b)	2,000	1,533

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,000	1,072

		3,272

Total Municipal Bonds & Notes (Cost $190,741)		201,542

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	35

Schedule of Investments	PIMCO California Intermediate Municipal Bond Fund	(Cont.)	March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.5%

MUNICIPAL BONDS & NOTES 1.5%

Los Angeles County Schools, California Certificates of Participation Notes, Series 2021
2.000% due 12/30/2021	$2,000	$2,028

Riverside County, California Office of Education Pooled Notes Revenue Notes, Series 2021
2.000% due 12/01/2021	1,245	1,260

Total Municipal Bonds & Notes (Cost $3,289)		3,288

Total Short-Term Instruments (Cost $3,289)		3,288

Total Investments in Securities (Cost $194,030)		204,830

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.0%

SHORT-TERM INSTRUMENTS 8.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.0%

PIMCO Short-Term Floating NAV Portfolio III	1,812,061	$17,867

Total Short-Term Instruments (Cost $17,842)		17,867

Total Investments in Affiliates (Cost $17,842)		17,867

Total Investments 99.7% (Cost $211,872)		$222,697

Other Assets and Liabilities, net 0.3%		702

Net Assets 100.0%		$223,399

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$182,079	$0	$182,079
Florida	0	453	0	453
Georgia	0	1,317	0	1,317
Guam	0	1,478	0	1,478
Illinois	0	4,457	0	4,457
Kentucky	0	1,107	0	1,107
New Jersey	0	2,717	0	2,717
New York	0	2,470	0	2,470
Ohio	0	1,273	0	1,273
Pennsylvania	0	919	0	919
Puerto Rico	0	3,272	0	3,272

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short-Term Instruments
Municipal Bonds & Notes	$0	$3,288	$0	$3,288

	$0	$204,830	$0	$204,830

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$17,867	$0	$0	$17,867

Total Investments	$17,867	$204,830	$0	$222,697

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO California Municipal Bond Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.1%

MUNICIPAL BONDS & NOTES 86.8%

ARIZONA 0.2%

Arizona Industrial Development Authority Revenue Notes, Series 2020
6.500% due 07/01/2026	$200	$210

CALIFORNIA 77.4%

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2020
5.000% due 10/01/2045	1,000	1,177

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	250	276

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.950% due 04/01/2047	100	110
4.000% due 04/01/2034	1,000	1,159
5.000% due 04/01/2056	250	314

Bay Area Toll Authority, California Revenue Bonds, Series 2018
2.250% due 04/01/2045	200	202

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	225	252
5.000% due 08/01/2049	400	451

California Community Housing Agency Revenue Bonds, Series 2020
5.000% due 08/01/2050	250	285

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 08/01/2047	250	259

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
4.000% due 06/01/2034	200	242
4.000% due 06/01/2035	200	241
5.000% due 06/01/2033	250	324

California Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	1,000	1,503

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	300	352

California Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 10/01/2039	500	570
5.000% due 10/01/2043	500	607

California Health Facilities Financing Authority Revenue Bonds, Series 2001
0.030% due 10/01/2023	1,000	1,000

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	200	222

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	200	232

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 11/15/2041	100	112
5.000% due 11/15/2046 (e)	250	299

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 08/15/2034	215	241

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	500	626

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2037	1,000	1,163
4.000% due 06/01/2050	2,000	2,301
4.000% due 08/15/2050	1,000	1,166

California Housing Finance Revenue Bonds, Series 2019
2.350% due 12/01/2035	245	252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
0.455% (0.7*US0001M + 0.380%) due 08/01/2047 ~	$250	$250

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	2,000	2,000
4.125% due 01/01/2035	500	531
5.000% due 01/01/2055	500	563

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
1.200% due 12/01/2050	1,500	1,480

California Infrastructure & Economic Development Bank Revenue Notes, Series 2016
5.000% due 07/01/2026	250	284

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 02/01/2047	100	114

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	350	389
5.000% due 06/01/2043	500	609

California Municipal Finance Authority Revenue Notes, Series 2019
4.000% due 07/15/2029	300	340

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	130	148

California Public Finance Authority Revenue Bonds, Series 2017
0.030% due 08/01/2052	1,000	1,000
4.000% due 08/01/2047 (e)	260	290

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	250	285

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	250	271
5.000% due 06/01/2046	300	322
5.000% due 08/01/2046	500	559

California School Finance Authority Revenue Bonds, Series 2019
5.000% due 07/01/2054	1,000	1,201

California State General Obligation Bonds, Series 2004
0.020% due 05/01/2034	1,000	1,000

California State General Obligation Bonds, Series 2016
0.843% (0.7*US0001M + 0.760%) due 12/01/2031 ~	250	250

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	275	317

California State General Obligation Bonds, Series 2019
4.000% due 10/01/2039	500	591
5.000% due 04/01/2045	1,000	1,243
5.000% due 04/01/2049	400	495

California State General Obligation Bonds, Series 2021
5.000% due 12/01/2031	1,000	1,370

California State General Obligation Notes, Series 2020
4.000% due 03/01/2026	500	584

California State University Revenue Bonds, Series 2012
5.000% due 11/01/2030	280	302

California State University Revenue Bonds, Series 2018
5.000% due 11/01/2048	250	310

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2047	250	280

California Statewide Communities Development Authority Revenue Bonds, Series 2007
0.040% due 08/01/2035	1,000	1,000

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	225	235

California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	350	389

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	$100	$108
5.250% due 12/01/2056	150	168

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 03/01/2048	2,000	2,383
5.000% due 12/01/2053	100	117
5.000% due 12/01/2057	100	117
5.500% due 12/01/2058	350	411

Central Unified School District, California General Obligation Bonds, Series 2021
0.000% due 08/01/2034 (c)	265	189
0.000% due 08/01/2037 (c)	500	315

Clovis Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2004
0.000% due 08/01/2029 (c)	530	469

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
4.000% due 08/01/2056	250	265
4.000% due 10/01/2056 (a)	250	262

Dry Creek Joint Elementary School District, California General Obligation Bonds, (AGM Insured), Series 2008
0.000% due 08/01/2032 (c)	250	196

El Dorado Irrigation District, California Certificates of Participation Bonds, Series 2020
4.000% due 03/01/2045	930	1,080

El Dorado Irrigation District, California Water Agency Revenue Bonds, (AGM Insured), Series 2012
5.000% due 03/01/2028	100	104

Foothill-De Anza Community College District, California Certificates of Participation Bonds, Series 2016
4.000% due 04/01/2041	100	108

Foothill-De Anza Community College District, California General Obligation Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2036 (c)	1,000	724

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	200	247
5.000% due 06/01/2047	300	311

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2023	100	110
5.000% due 06/01/2026	200	242
5.000% due 06/01/2027	250	309

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2018
5.000% due 06/01/2022	200	211

Golden Valley Unified School District, California General Obligation Bonds, (BAM Insured), Series 2017
0.000% due 08/01/2031 (c)	500	395

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	250	284

Hartnell Community College District, California General Obligation Bonds, Series 2020
4.000% due 08/01/2037	250	292

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	350	396

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2017
4.000% due 11/01/2041	150	169

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	460	474

Irvine Unified School District, California General Obligation Bonds, Series 2018
4.000% due 09/01/2045	250	287

Irvine, California Special Assessment Bonds, Series 2012
5.000% due 09/02/2026	100	106

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	37

Schedule of Investments	PIMCO California Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lake Elsinore Public Financing Authority, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	$160	$180

Livermore, California Certificates of Participation Bonds, Series 2020
4.000% due 10/01/2040	450	533

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.000% due 11/15/2035	120	163

Long Beach Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2035	250	295

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2037	200	235

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	250	273

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	250	289

Los Angeles Department of Airports, California Revenue Bonds, Series 2019
4.000% due 05/15/2049	1,000	1,118

Los Angeles Department of Water & Power Power System, California Revenue Bonds, Series 2001
0.030% due 07/01/2034	500	500

Los Angeles Department of Water & Power Power System, California Revenue Bonds, Series 2019
5.000% due 07/01/2045	1,000	1,247

Los Angeles Department of Water, California Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,500	1,858

Los Angeles Department of Water, California Revenue Bonds, Series 2019
5.000% due 07/01/2049	1,000	1,246

Los Angeles Unified School District, California General Obligation Bonds, Series 2020
4.000% due 07/01/2040	1,000	1,180
4.000% due 07/01/2044	1,000	1,167

Los Angeles, California Wastewater System Revenue Bonds, Series 2012
5.000% due 06/01/2024	100	106

Los Angeles, California Wastewater System Revenue Bonds, Series 2013
5.000% due 06/01/2035	250	274

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	50	64
7.000% due 11/01/2034	200	311

Marin Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	250	286

Metropolitan Water District of Southern California Revenue Bonds, Series 2018
5.000% due 01/01/2037	500	632

Metropolitan Water District of Southern California Revenue Bonds, Series 2020
5.000% due 07/01/2038	500	657

Modesto, California Water Revenue Certificates of Participation Bonds, (AGC Insured), Series 2008
0.020% due 10/01/2036	2,000	2,000

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	350	405

Mount San Antonio Community College District, California General Obligation Notes, Series 2017
0.000% due 04/01/2022 (c)	250	250

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	200	231
5.000% due 08/01/2031	150	192

Napa Valley Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2032	250	284

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (c)	$500	$425

Norris School District, California General Obligation Bonds, Series 2012
0.000% due 11/01/2040 (d)	250	280

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	525	581

Northern California Gas Authority, Revenue Bonds, Series 2007
0.879% (0.67*US0003M + 0.720%) due 07/01/2027 ~	365	367

Oceanside Public Financing Authority, California Revenue Notes, Series 2019
4.000% due 11/01/2029	175	210

Pasadena Unified School District, California General Obligation Bonds, Series 2012
5.000% due 05/01/2034	125	132

Richmond, California Wastewater Revenue Bonds, Series 2019
5.000% due 08/01/2044	250	310

Riverside County, California Transportation Commission Revenue Bonds, Series 2017
5.000% due 06/01/2035	740	920

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	250	288

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	1,000	1,242

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	250	282

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (e)	200	239
5.000% due 10/01/2047 (e)	100	120

Sacramento City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2031	100	105

Sacramento County, California Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2038	250	304

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.678% (US0003M + 0.550%) due 06/01/2034 ~	500	482

Sacramento Municipal Utility District, California Revenue Bonds, Series 2020
5.000% due 08/15/2033	500	665

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2041	1,000	1,105

Sacramento, California Water Revenue Bonds, Series 2013
5.000% due 09/01/2031	130	145

San Diego County, California Water Authority Revenue Bonds, Series 2013
5.000% due 05/01/2031	200	215

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2019
5.000% due 08/01/2043	500	622

San Diego Unified School District, California General Obligation Bonds, Series 2017
0.000% due 07/01/2034 (c)	550	382
4.000% due 07/01/2047	400	458

San Francisco Bay Area Rapid Transit District Sales Tax, California Revenue Bonds, Series 2019
4.000% due 07/01/2038	500	579

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	500	595

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2011
5.000% due 05/01/2027	$30	$30

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	500	597

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2020
4.000% due 05/01/2039	1,000	1,160

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	250	259

San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2016
5.000% due 08/01/2027	105	127

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2012
5.000% due 11/01/2043	250	263

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2016
4.000% due 11/01/2036	170	196

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	500	565

San Jose, California General Obligation Bonds, Series 2019
5.000% due 09/01/2041	1,000	1,255

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	200	235

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045	250	312

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,000	1,159

Santa Ana College Improvement District #1 Rancho Santiago Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041	200	228

Santa Barbara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	500	577

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048	600	680

Sierra Joint Community College District School Facilities District No 1, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (c)	1,000	823

South Placer Wastewater Authority, California Revenue Bonds, Series 2020
5.000% due 11/01/2034	500	690

Temple City Unified School District, California General Obligation Bonds, Series 2013
0.000% due 08/01/2036 (d)	200	233

Tobacco Securitization Authority of Northern California Revenue Notes, Series 2021
5.000% due 06/01/2030	1,000	1,318

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2031	500	650
5.000% due 06/01/2048	755	907

University of California Revenue Bonds, Series 2016
4.000% due 05/15/2046	250	278

University of California Revenue Bonds, Series 2018
4.000% due 05/15/2043	265	304
5.000% due 05/15/2058	100	122

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	500	623

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Revenue Bonds, Series 2020
4.000% due 05/15/2047	$1,500	$1,754

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	250	267

Val Verde Unified School District, California General Obligation Bonds, (BAM Insured), Series 2020
4.000% due 08/01/2036	300	350
4.000% due 08/01/2038	550	638

West Valley-Mission Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	500	590

		90,008

FLORIDA 0.4%

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2039 (c)	850	472

ILLINOIS 1.6%

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	200	219

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	1,000	1,122

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2023	525	572

		1,913

LOUISIANA 0.2%

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.100% due 12/01/2040	180	226

NEW JERSEY 0.8%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	500	603

New Jersey State General Obligation Notes, Series 2020
4.000% due 06/01/2030	250	303

		906

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 2.3%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2016
5.000% due 11/15/2026	$1,000	$1,211

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
4.000% due 02/01/2022	550	565

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	800	929

		2,705

PENNSYLVANIA 0.8%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	1,000	920

PUERTO RICO 3.1%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.679% (0.67*US0003M + 0.520%) due 07/01/2029 ~	125	116

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2026	500	613

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2011
6.000% due 07/01/2041 ^(b)	500	488

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	448	137
0.000% due 07/01/2051 (c)	4,700	1,040

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	1,095	1,188

		3,582

Total Municipal Bonds & Notes (Cost $96,337)		100,942

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.3%

MUNICIPAL BONDS & NOTES 2.3%

Contra Costa County, California Schools Pooled Notes Revenue Notes, Series 2021
2.000% due 12/01/2021	$600	$606

Los Angeles County Schools, California Certificates of Participation Notes, Series 2021
2.000% due 12/30/2021	1,000	1,014

Los Angeles, California Revenue Notes, Series 2021
4.000% due 06/24/2021	1,000	1,009

Total Municipal Bonds & Notes (Cost $2,629)		2,629

Total Short-Term Instruments (Cost $2,629)		2,629

Total Investments in Securities (Cost $98,966)		103,571

	SHARES
INVESTMENTS IN AFFILIATES 10.3%

SHORT-TERM INSTRUMENTS 10.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.3%

PIMCO Short-Term Floating NAV Portfolio III	1,217,582	12,005

Total Short-Term Instruments (Cost $12,001)		12,005

Total Investments in Affiliates (Cost $12,001)		12,005

Total Investments 99.4% (Cost $110,967)		$115,576

Other Assets and Liabilities, net 0.6%		638

Net Assets 100.0%		$116,214

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.
(e)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	39

Schedule of Investments	PIMCO California Municipal Bond Fund	(Cont.)	March 31, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$41	$41

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$210	$0	$210
California	0	90,008	0	90,008
Florida	0	472	0	472
Illinois	0	1,913	0	1,913
Louisiana	0	226	0	226
New Jersey	0	906	0	906
New York	0	2,705	0	2,705
Pennsylvania	0	920	0	920
Puerto Rico	0	3,582	0	3,582

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short-Term Instruments
Municipal Bonds & Notes	$0	$2,629	$0	$2,629

	$0	$103,571	$0	$103,571

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,005	$0	$0	$12,005

Total Investments	$12,005	$103,571	$0	$115,576

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO California Short Duration Municipal Income Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.6%

MUNICIPAL BONDS & NOTES 88.8%

ALABAMA 0.8%

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	$1,250	$1,264

CALIFORNIA 79.6%

Alameda Corridor Transportation Authority, California Revenue Notes, Series 2013
5.000% due 10/01/2021	2,000	2,045

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	350	387

Bay Area Toll Authority, California Revenue Bonds, Series 2001
1.300% (MUNIPSA + 1.250%) due 04/01/2036 ~	1,000	1,041

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.040% due 04/01/2047	1,000	1,000

Bay Area Toll Authority, California Revenue Bonds, Series 2008
1.150% (MUNIPSA + 1.100%) due 04/01/2045 ~	200	204

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.000% due 04/01/2053	1,200	1,246

Bay Area Toll Authority, California Revenue Bonds, Series 2018
2.625% due 04/01/2045	680	738

Bay Area Toll Authority, California Revenue Bonds, Series 2021
0.500% due 04/01/2056 ~	1,000	1,003

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
5.000% due 06/01/2031	250	328
5.000% due 06/01/2032	300	391

California Department of Water Resources Power Supply State Revenue Notes, Series 2015
5.000% due 05/01/2021	150	151

California Earthquake Authority Revenue Notes, Series 2020
1.477% due 07/01/2023	1,350	1,385

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2024	675	775

California Educational Facilities Authority Revenue Notes, Series 2019
5.000% due 10/01/2024	465	539
5.000% due 10/01/2025	455	545

California Educational Facilities Authority Revenue Notes, Series 2021
5.000% due 04/01/2023 (a)	550	602
5.000% due 04/01/2024 (a)	525	598
5.000% due 04/01/2025 (a)	425	500

California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.000% due 07/01/2034	1,705	1,828

California Health Facilities Financing Authority Revenue Bonds, Series 2011
3.000% due 03/01/2041	1,810	1,910

California Health Facilities Financing Authority Revenue Bonds, Series 2016
2.000% due 10/01/2036	270	287
4.000% due 10/01/2036	125	141

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/01/2032	1,500	1,613

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	1,750	2,090

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Health Facilities Financing Authority Revenue Notes, Series 2017
5.000% due 11/15/2024	$1,000	$1,165

California Health Facilities Financing Authority Revenue Notes, Series 2018
5.000% due 11/15/2023	1,500	1,680

California Health Facilities Financing Authority Revenue Notes, Series 2020
5.000% due 06/01/2022	260	274
5.000% due 06/01/2023	300	330
5.000% due 06/01/2027	365	453

California Housing Finance Revenue Notes, Series 2020
1.450% due 04/01/2024	1,500	1,512

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
0.455% (0.7*US0001M + 0.380%) due 08/01/2047 ~	2,250	2,250

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.750% due 12/01/2050 ~	1,000	1,009

California Municipal Finance Authority Revenue Bonds, Series 2009
1.300% due 02/01/2039	650	666

California Municipal Finance Authority Revenue Bonds, Series 2010
0.180% due 09/01/2021	2,000	2,000

California Municipal Finance Authority Revenue Notes, Series 2016
4.000% due 11/01/2021	150	152

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2024	1,000	1,121

California Pollution Control Financing Authority Revenue Bonds, Series 2020
0.600% due 08/01/2040	500	500

California Public Finance Authority Revenue Bonds, Series 2017
0.030% due 08/01/2052	1,900	1,900

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2009
0.040% due 08/01/2024	1,445	1,445

California State Department of Water Resources Revenue Bonds, Series 2014
0.420% (MUNIPSA + 0.370%) due 12/01/2035 ~	3,000	3,008

California State General Obligation Bonds, Series 2004
0.030% due 05/01/2034	1,145	1,145

California State General Obligation Bonds, Series 2013
0.430% (MUNIPSA + 0.380%) due 12/01/2027 ~	1,450	1,451

California State General Obligation Bonds, Series 2016
4.000% due 12/01/2030	3,000	3,018

California State General Obligation Notes, Series 2020
2.000% due 11/01/2022	1,500	1,544

California State University Revenue Bonds, Series 2011
5.000% due 11/01/2042	2,000	2,056

California State University Revenue Bonds, Series 2016
4.000% due 11/01/2051	235	253

California Statewide Communities Development Authority Revenue Bonds, Series 2007
0.040% due 08/01/2035	1,100	1,100

California Statewide Communities Development Authority Revenue Bonds, Series 2008
0.040% due 08/15/2047	1,500	1,500

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2015
5.000% due 08/15/2022	160	170

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2018
3.000% due 07/01/2025	1,500	1,503

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2021	365	366
5.000% due 05/15/2024	1,100	1,236

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 07/01/2022	$300	$317
5.000% due 07/01/2024	300	340
5.000% due 08/01/2024	150	171
5.000% due 03/01/2025	410	478
5.000% due 08/01/2025	415	487

California Statewide Communities Development Authority Revenue Notes, Series 2019
1.250% due 12/01/2021	750	751

Clovis Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2004
0.000% due 08/01/2026 (b)	250	238

Contra Costa County, California Public Financing Authority Revenue Notes, Series 2021
4.000% due 06/01/2022	1,150	1,201

Contra Costa Transportation Authority, California Revenue Bonds, Series 2018
0.331% (0.7*US0001M + 0.250%) due 03/01/2034 ~	3,000	3,000

East Bay Municipal Utility District Water System, California Revenue Notes, Series 2014
5.000% due 06/01/2022	390	412

Eastern Municipal Water District, California Revenue Bonds, Series 2018
0.300% (MUNIPSA + 0.250%) due 07/01/2046 ~	2,000	2,000

Eastern Municipal Water District, California Revenue Notes, Series 2016
5.000% due 07/01/2022	1,000	1,061

Golden Empire Schools Financing Authority, California Revenue Notes, Series 2018
5.000% due 05/01/2021	1,000	1,003

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2021	3,500	3,525

Huntington Beach Union High School District, California Certificates of Participation Bonds, (AGM Insured), Series 2007
0.000% due 09/01/2032 (b)	1,565	1,247

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Notes, (BAM Insured), Series 2017
5.000% due 05/01/2022	350	367

Irvine Unified School District, California Special Tax Notes, Series 2017
5.000% due 09/01/2022	1,625	1,733

Livermore, California Certificates of Participation Notes, Series 2020
4.000% due 10/01/2030	250	309

Long Beach Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 05/01/2023 (b)	100	99

Long Beach, California Harbor Revenue Notes, Series 2020
4.000% due 07/15/2021	1,500	1,516

Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2013
5.000% due 07/01/2022	335	355

Los Angeles Department of Airports, California Revenue Notes, Series 2015
5.000% due 05/15/2021	860	865

Los Angeles Department of Water & Power, California Revenue Notes, Series 2018
5.000% due 07/01/2023	1,250	1,386
5.000% due 07/01/2024	1,665	1,920

Los Angeles Department of Water, California Revenue Bonds, Series 2021
0.040% due 07/01/2051	700	700

Metropolitan Water District of Southern California Revenue Bonds, Series 2017
0.300% (MUNIPSA + 0.250%) due 07/01/2037 ~	1,000	1,000

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	41

Schedule of Investments	PIMCO California Short Duration Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mount San Antonio Community College District, California General Obligation Notes, Series 2017
0.000% due 04/01/2022 (b)	$1,900	$1,897

Natomas Unified School District, California General Obligation Notes, Series 2020
5.000% due 08/01/2023	1,500	1,661

Newport Mesa Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2046 (b)	1,000	166

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	4,000	4,427

Northern California Power Agency Revenue Notes, Series 2019
5.000% due 08/01/2021	2,270	2,305
5.000% due 08/01/2022	275	292

Oakland Alameda County, California Coliseum Authority Revenue Bonds, Series 2012
5.000% due 02/01/2024	1,660	1,720

Oakland Joint Powers Financing Authority, California Revenue Notes, Series 2018
5.000% due 11/01/2022	1,000	1,074
5.000% due 11/01/2023	1,000	1,118

Orange County, California Community Facilities District Special Tax Notes, Series 2016
5.000% due 08/15/2022	640	679
5.000% due 08/15/2023	930	1,025

Orange County, California Special Assessment Notes, Series 2018
3.000% due 09/02/2025	370	410

Orange County, California Water District Certificates of Participation Notes, Series 2019
2.000% due 08/15/2023	1,150	1,189

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2016
5.000% due 09/01/2021	1,035	1,055

Sacramento Area Flood Control Agency, California Special Assessment Notes, Series 2016
5.000% due 10/01/2023	500	559

Sacramento County, California Airport System Revenue Notes, Series 2018
5.000% due 07/01/2021	2,000	2,023

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.678% (US0003M + 0.550%) due 06/01/2034 ~	1,000	963

Sacramento County, California Water Financing Authority Revenue Notes, Series 2019
5.000% due 06/01/2021	380	383
5.000% due 06/01/2023	170	188

Sacramento Municipal Utility District, California Revenue Bonds, Series 2019
5.000% due 08/15/2049	3,000	3,283

San Diego Association of Governments South Bay Expressway, California Revenue Notes, Series 2017
5.000% due 07/01/2022	420	442

San Diego Public Facilities Financing Authority, California Revenue Notes, Series 2020
5.000% due 08/01/2023	300	333

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	2,500	2,587

San Francisco, California City & County Revenue Bonds, Series 2017
0.050% due 07/01/2057	2,500	2,500

San Juan Unified School District, California General Obligation Notes, Series 2019
4.000% due 08/01/2025	250	288

Santa Clara California Electric Revenue Notes, Series 2018
5.000% due 07/01/2024	500	576

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2028 (c)	$250	$265

South Orange County, California Public Financing Authority Special Tax Notes, Series 2018
5.000% due 08/15/2023	1,200	1,318

South Placer Wastewater Authority, California Revenue Bonds, Series 2020
5.000% due 11/01/2030	550	732
5.000% due 11/01/2032	350	477
5.000% due 11/01/2033	750	1,030

South Placer Wastewater Authority, California Revenue Notes, Series 2020
5.000% due 11/01/2029	250	328

Southern California Public Power Authority Revenue Notes, Series 2017
5.000% due 07/01/2023	1,000	1,108

Southern California Public Power Authority Revenue Notes, Series 2018
5.000% due 07/01/2022	340	360

Stockton Public Financing Authority, California Revenue Notes, (BAM Insured), Series 2018
5.000% due 10/01/2024	600	691

Tobacco Securitization Authority of Northern California Revenue Notes, Series 2021
0.450% due 06/01/2030	750	740

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2024	2,000	2,285
5.000% due 06/01/2026	1,000	1,217

University of California Revenue Notes, Series 2015
5.000% due 05/15/2022	1,250	1,318

University of California Revenue Notes, Series 2018
4.000% due 05/15/2024	1,000	1,116

West Covina Public Financing Authority, California Revenue Notes, Series 2020
1.747% due 08/01/2021	600	602

		129,365

GUAM 0.7%

Guam Power Authority Revenue Notes, Series 2017
5.000% due 10/01/2023	1,000	1,100

ILLINOIS 1.4%

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	100	110

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	2,000	2,132

		2,242

LOUISIANA 0.3%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.125% due 06/01/2037	400	412

MICHIGAN 0.6%

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	1,000	1,030

NEBRASKA 0.6%

Nebraska Public Power District Revenue Bonds, Series 2020
0.600% due 01/01/2051	1,000	1,003

NEW YORK 0.9%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	1,365	1,468

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 1.7%

Wake County, North Carolina General Obligation Notes, Series 2018
5.000% due 03/01/2024	$2,350	$2,672

OREGON 0.2%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2027	300	371

PUERTO RICO 0.8%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2027	1,000	1,256

TENNESSEE 0.7%

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,000	1,147

WEST VIRGINIA 0.5%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	800	822

Total Municipal Bonds & Notes (Cost $141,799)		144,152

SHORT-TERM INSTRUMENTS 5.8%

MUNICIPAL BONDS & NOTES 5.8%

California School Cash Reserve Program Authority Revenue Notes, Series 2021
2.000% due 01/31/2022	1,500	1,524

Contra Costa County, California Schools Pooled Notes Revenue Notes, Series 2021
2.000% due 12/01/2021	1,700	1,718

Los Angeles County Schools, California Certificates of Participation Notes, Series 2021
2.000% due 12/30/2021	1,600	1,622

Los Angeles, California Revenue Notes, Series 2021
4.000% due 06/24/2021	2,010	2,028

Riverside County, California Office of Education Pooled Notes Revenue Notes, Series 2021
2.000% due 12/01/2021	1,000	1,013

Texas State Revenue Notes, Series 2021
4.000% due 08/26/2021	1,500	1,524

Total Municipal Bonds & Notes (Cost $9,427)		9,429

Total Short-Term Instruments (Cost $9,427)		9,429

Total Investments in Securities (Cost $151,226)		153,581

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.7%

SHORT-TERM INSTRUMENTS 5.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.7%

PIMCO Short-Term Floating NAV Portfolio III	944,119	$9,309

Total Short-Term Instruments (Cost $9,310)		9,309

Total Investments in Affiliates (Cost $9,310)		9,309

Total Investments 100.3% (Cost $160,536)		$162,890

Other Assets and Liabilities, net (0.3)%		(448)

Net Assets 100.0%		$162,442

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,264	$0	$1,264
California	0	129,365	0	129,365
Guam	0	1,100	0	1,100
Illinois	0	2,242	0	2,242
Louisiana	0	412	0	412
Michigan	0	1,030	0	1,030
Nebraska	0	1,003	0	1,003
New York	0	1,468	0	1,468
North Carolina	0	2,672	0	2,672
Oregon	0	371	0	371
Puerto Rico	0	1,256	0	1,256
Tennessee	0	1,147	0	1,147
West Virginia	0	822	0	822

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short-Term Instruments
Municipal Bonds & Notes	$0	$9,429	$0	$9,429

	$0	$153,581	$0	$153,581

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,309	$0	$0	$9,309

Total Investments	$9,309	$153,581	$0	$162,890

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	43

Schedule of Investments	PIMCO High Yield Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.5%

CORPORATE BONDS & NOTES 1.4%

BANKING & FINANCE 0.6%

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (c)	$40,000	$11,486

VM Fund LLC
8.625% due 02/28/2031 «	6,500	6,272

		17,758

INDUSTRIALS 0.7%

CAN Community Health, Inc.
8.500% due 03/01/2028	5,850	6,157

Tower Health
4.451% due 02/01/2050	19,189	15,975

		22,132

UTILITIES 0.1%

Pacific Gas & Electric Co.
3.250% due 06/15/2023	50	52
3.300% due 03/15/2027	200	209
3.300% due 12/01/2027	100	105
3.450% due 07/01/2025	100	106
3.750% due 07/01/2028	100	106
3.850% due 11/15/2023	150	159
4.250% due 08/01/2023	100	107
4.550% due 07/01/2030	550	597
4.950% due 07/01/2050	550	566

		2,007

Total Corporate Bonds & Notes (Cost $42,261)		41,897

MUNICIPAL BONDS & NOTES 94.9%

ALABAMA 2.3%

Alabama Special Care Facilities Financing Authority-Birmingham, Alabama Revenue Bonds, Series 2016
5.750% due 06/01/2045	800	828

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051 (a)	14,200	17,309

Central Etowah County, Alabama Solid Waste Disposal Authority Revenue Bonds, Series 2020
6.000% due 07/01/2045	1,855	1,893

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
0.000% due 10/01/2046 (d)	7,000	7,091

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (d)	9,675	9,835
6.500% due 10/01/2053	11,550	13,574

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	11,000	15,661

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
0.923% (0.67*US0001M + 0.850%) due 06/01/2049 ~	2,000	2,014
0.977% (0.67*US0001M + 0.900%) due 04/01/2049 ~	3,000	3,024

		71,229

ALASKA 0.0%

Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^(b)	1,400	58

ARIZONA 1.2%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2040	1,000	862
4.500% due 01/01/2049	2,250	2,111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$10,000	$10,859

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	2,162

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2049	3,500	3,715

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
5.000% due 09/01/2042	4,000	4,900

Maricopa County, Arizona School District No 83-Cartwright Elementary Revenue Bonds, Series 2020
4.000% due 10/01/2044	8,320	9,685

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2038	1,250	1,410

		35,704

ARKANSAS 0.3%

Arkansas Development Finance Authority Revenue Bonds, Series 2019
4.500% due 09/01/2049	8,500	9,241

CALIFORNIA 9.2%

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	3,845	4,249

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.030% due 04/01/2047	4,745	4,745

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	11,750	13,144
5.000% due 08/01/2049	5,100	5,750

California Community Housing Agency Revenue Bonds, Series 2020
5.000% due 08/01/2050	3,000	3,422

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 08/01/2047	6,000	6,221
4.000% due 02/01/2056	3,500	3,701

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	1,780	1,782

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
5.000% due 06/01/2049	1,000	1,210

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	5,000	5,825

California Health Facilities Financing Authority Revenue Bonds, Series 2008
0.050% due 11/15/2045	5,000	5,000

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (e)	23,750	28,410

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2036	3,000	3,502
4.000% due 04/01/2038	7,225	8,378
4.000% due 04/01/2040	1,000	1,153

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2035 (c)	1,385	649
0.450% due 01/01/2050	2,600	2,600
4.125% due 01/01/2035	500	531
5.000% due 01/01/2055	1,000	1,127

California Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Bonds, Series 2011
6.500% due 11/01/2041	$1,000	$1,028
7.750% due 04/01/2031	605	605

California Municipal Finance Authority Revenue Bonds, Series 2016
5.000% due 11/01/2046	1,000	1,110

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	1,650	1,835

California Municipal Finance Authority Revenue Bonds, Series 2020
5.000% due 07/01/2052	1,070	1,185

California Municipal Finance Authority Revenue Bonds, Series 2021
5.000% due 12/01/2036	175	198
5.000% due 12/01/2054	1,000	1,091

California Municipal Finance Authority Revenue Notes, Series 2019
4.000% due 07/15/2029	5,700	6,466

California Municipal Finance Authority Revenue Notes, Series 2021
3.637% due 07/01/2030	3,500	3,433
5.000% due 12/01/2030	105	122

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	1,111

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,500	1,703

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2039	6,000	1,830
7.500% due 12/01/2040	500	508

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	3,000	3,424

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	750	812
5.000% due 06/01/2046	2,590	2,785
5.000% due 08/01/2046	1,500	1,677
5.000% due 06/01/2051	1,000	1,074

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	1,900	2,053
5.250% due 12/01/2056	5,850	6,555

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 12/01/2053	7,000	7,231
5.500% due 12/01/2058	5,000	5,877

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	7,500	7,528

Chino Public Financing Authority, California Special Tax Bonds, Series 2012
5.000% due 09/01/2026	1,225	1,307
5.000% due 09/01/2034	1,300	1,387

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
4.000% due 08/01/2056	10,000	10,607
4.000% due 10/01/2056 (a)	7,500	7,846

Firebaugh, California Revenue Bonds, Series 2019
4.000% due 08/01/2039	1,210	1,279

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.500% due 01/15/2053	6,250	6,642

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	2,000	2,232

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2045	2,530	2,903
5.000% due 07/01/2061	6,000	6,786

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Water, California Revenue Bonds, Series 2001
0.040% due 07/01/2035	$10,900	$10,900

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	2,398

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	1,000	1,128

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2050	1,500	1,639

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2008
0.020% due 04/01/2038	40,520	40,520

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2018
0.040% due 05/01/2058	10,000	10,000

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2038	1,500	1,726
6.250% due 10/01/2040	1,000	1,151

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (c)	18,000	4,283

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
0.000% due 06/01/2046 (c)	18,000	3,829

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (c)	10,635	2,013

		283,717

COLORADO 1.5%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (e)	3,000	3,447

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	1,250	1,359

Colorado Health Facilities Authority Revenue Bonds, Series 2017
5.000% due 06/01/2031	3,760	4,686

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	5,000	5,525

Colorado Health Facilities Authority Revenue Bonds, Series 2020
4.000% due 09/01/2045	1,000	1,118
4.000% due 09/01/2050	2,800	3,107

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (e)	7,000	7,974

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2016
5.750% due 12/01/2036	1,000	1,046
6.000% due 12/01/2046	1,450	1,516

Leyden Rock Metropolitan District No. 10, Colorado General Obligation Bonds, Series 2016
5.000% due 12/01/2045	1,250	1,300

Prairie Center Metropolitan District No. 3, Colorado Revenue Bonds, Series 2017
5.000% due 12/15/2041	875	940

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,760

Pueblo Urban Renewal Authority, Colorado Tax Allocation Bonds, Series 2021
4.750% due 12/01/2045	4,500	4,798

Solaris Metropolitan District No. 3, Colorado General Obligation Bonds, Series 2016
5.000% due 12/01/2036	850	891

Sterling Ranch Community Authority Board, Colorado Revenue Bonds, Series 2017
5.000% due 12/01/2030	1,500	1,603
7.500% due 12/15/2047	2,000	2,110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transport Metropolitan District No 3, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2051	$2,000	$2,155

Village Metropolitan District, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2049	1,200	1,311

		47,646

CONNECTICUT 0.7%

Connecticut Housing Finance Authority Revenue Bonds, Series 2020
0.050% due 05/15/2050	2,040	2,040

Connecticut State General Obligation Bonds, Series 2019
5.000% due 04/15/2036	2,300	2,883

Connecticut State General Obligation Bonds, Series 2020
4.000% due 06/01/2036	1,800	2,140
4.000% due 06/01/2037	1,000	1,183
4.000% due 06/01/2039	1,200	1,411

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2003
0.250% due 07/01/2037	4,000	3,964

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2010
0.250% due 07/01/2049	5,000	4,956

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 01/01/2055	1,750	1,890

		20,467

DELAWARE 0.4%

Delaware State Economic Development Authority Revenue Bonds, Series 2012
5.000% due 09/01/2042	425	435

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2045	13,500	13,451

		13,886

DISTRICT OF COLUMBIA 0.0%

District of Columbia Revenue Bonds, Series 2017
5.000% due 07/01/2052	1,000	1,035

District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	80	89

		1,124

FLORIDA 4.0%

Alachua County, Florida Health Facilities Authority Revenue Bonds, Series 2012
8.000% due 10/01/2042	1,000	1,085
8.000% due 10/01/2046	1,250	1,354

Capital Trust Agency Inc, Florida Revenue Bonds, Series 2018
5.000% due 07/01/2033	1,500	816
5.000% due 07/01/2043	950	381

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2017
7.000% due 07/01/2052 ^(b)	4,365	1,528

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
5.250% due 07/01/2048	900	360
7.500% due 07/01/2053	1,000	300

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
0.000% due 01/01/2060 (c)	22,070	1,930

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	6,265	7,740

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida Development Finance Corp. Revenue Bonds, Series 2017
6.125% due 06/15/2047	$5,300	$5,625

Florida Development Finance Corp. Revenue Bonds, Series 2019
6.250% due 01/01/2049	5,600	5,517
6.500% due 01/01/2049	3,790	3,660
7.375% due 01/01/2049	24,500	24,163

Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	100	101

Highlands County, Florida Health Facilities Authority Revenue Bonds, Series 2018
6.000% due 04/01/2038	500	237

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	5,500	6,117

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (c)	2,815	2,025

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	3,000	3,396

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2020
4.000% due 07/01/2046	9,000	10,449

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2032 (c)	1,000	741
0.000% due 10/01/2033 (c)	1,680	1,196
0.000% due 10/01/2035 (c)	1,250	823

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2014
7.500% due 06/01/2049	1,000	1,075

Polk County, Florida Industrial Development Authority Revenue Bonds, Series 2020
5.875% due 01/01/2033	9,500	10,039

Pompano Beach, Florida General Obligation Bonds, Series 2018
4.000% due 07/01/2043	6,000	6,851

Pompano Beach, Florida Revenue Bonds, Series 2020
4.000% due 09/01/2050	3,250	3,524

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	7,000	8,397

Seminole County, Florida Industrial Development Authority Revenue Bonds, Series 2019
5.750% due 11/15/2054	4,315	4,245

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
5.000% due 08/15/2042 (e)	3,000	3,577

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2040 (c)	1,000	526
0.000% due 09/01/2041 (c)	1,000	502
4.000% due 07/01/2045	3,000	3,385

Village Community Development District No. 10, Florida Special Assessment Bonds, Series 2014
5.750% due 05/01/2031	1,575	1,706

		123,371

GEORGIA 2.9%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040	1,600	1,021

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2032	1,000	1,296
5.000% due 07/01/2034	1,000	1,286
5.000% due 07/01/2036	1,650	2,110
5.000% due 07/01/2038	1,000	1,271

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	9,000	9,771
4.125% due 11/01/2045	2,000	2,221

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	45

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Columbus Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2054	$7,315	$9,304

Gainesville & Hall County, Georgia Development Authority Revenue Bonds, Series 2017
5.125% due 03/01/2052	1,620	1,539

George L Smith II Congress Center Authority, Georgia Revenue Bonds, Series 2021
4.000% due 01/01/2054 (a)	6,000	6,670

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	16,210	17,564

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
4.000% due 01/01/2049	2,000	2,218
5.000% due 01/01/2049	11,000	13,026
5.000% due 01/01/2059	11,500	13,483
5.000% due 01/01/2063	3,300	3,889

Municipal Electric Authority of Georgia Revenue Bonds, Series 2020
5.000% due 01/01/2045	2,000	2,485
5.000% due 01/01/2050	1,250	1,544

		90,698

GUAM 0.1%

Guam Department of Education Certificates of Participation Bonds, Series 2020
5.000% due 02/01/2040	1,500	1,612

ILLINOIS 14.2%

Belleville, Illinois Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	1,000	1,000

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	3,500	3,866

Chicago Board of Education, Illinois General Obligation Bonds, Series 2017
5.000% due 12/01/2046	6,000	6,850

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2031	4,045	4,859
5.000% due 12/01/2032	4,000	4,788
5.000% due 12/01/2046	7,000	8,105

Chicago Board of Education, Illinois General Obligation Bonds, Series 2021
5.000% due 12/01/2035	2,660	3,252
5.000% due 12/01/2036	4,100	4,993
5.000% due 12/01/2038	2,250	2,730
5.000% due 12/01/2039	2,000	2,423
5.000% due 12/01/2040	1,750	2,118
5.000% due 12/01/2041	1,600	1,931

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000	2,357

Chicago Board of Education, Illinois General Obligation Notes, Series 2019
0.000% due 12/01/2025 (c)	2,640	2,442
0.000% due 12/01/2026 (c)	2,700	2,416

Chicago Board of Education, Illinois General Obligation Notes, Series 2021
5.000% due 12/01/2030	8,000	9,959

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2039	4,000	4,807
5.000% due 01/01/2048	9,300	11,133

Chicago Transit Authority, Illinois Revenue Bonds, Series 2014
5.250% due 12/01/2049	5,000	5,804

Chicago Transit Authority, Illinois Revenue Bonds, Series 2020
3.912% due 12/01/2040	1,500	1,595
4.000% due 12/01/2050	1,250	1,391
4.000% due 12/01/2055	1,500	1,664
5.000% due 12/01/2055	2,500	3,041

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2037	$7,035	$7,861

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	3,350	3,719

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	1,635	1,676

Chicago, Illinois General Obligation Bonds, Series 2011
7.781% due 01/01/2035	970	1,278

Chicago, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2030	890	963
5.250% due 01/01/2033	4,250	4,618

Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2033	6,000	6,746

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2029	4,000	4,841
5.625% due 01/01/2030	10,000	12,027
5.750% due 01/01/2034	3,120	3,726
6.000% due 01/01/2038	13,000	15,649

Chicago, Illinois General Obligation Bonds, Series 2019
5.500% due 01/01/2049	2,000	2,394

Chicago, Illinois General Obligation Notes, Series 2020
5.000% due 01/01/2030	5,780	7,138

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
4.000% due 11/01/2037	7,500	7,828
5.000% due 11/01/2042	4,000	4,244

Cook County, Illinois General Obligation Bonds, Series 2021
5.000% due 11/15/2031	3,525	4,582

Exceptional Children Have Opportunities, Illinois Revenue Bonds, Series 2020
4.000% due 12/01/2036	680	763

Illinois Finance Authority Revenue Bonds, Series 2008
0.050% due 08/15/2035	39,505	39,505

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	458

Illinois Finance Authority Revenue Bonds, Series 2015
5.250% due 05/15/2050	1,650	1,784

Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	2,500	2,817

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037 ^(b)	2,720	1,961
5.125% due 02/15/2045 ^(b)	3,000	2,163
6.250% due 12/01/2052 ^«(b)	1,480	0

Illinois Finance Authority Revenue Bonds, Series 2018
5.000% due 12/01/2043 ^(b)	1,750	1,102
5.000% due 12/01/2053 ^(b)	1,250	787
5.800% due 12/01/2053 ^(b)	970	42

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	2,000	2,121
5.000% due 11/01/2035	4,900	5,489
5.000% due 11/01/2040	1,100	1,220
5.000% due 11/01/2049	1,700	1,866

Illinois Finance Authority Revenue Bonds, Series 2020
4.000% due 08/15/2039	5,370	6,294
4.750% due 10/15/2040	2,000	2,099

Illinois Finance Authority Revenue Bonds, Series 2021
4.000% due 05/01/2045	3,830	4,260

Illinois State General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 02/01/2031	1,500	1,670

Illinois State General Obligation Bonds, Series 2010
5.000% due 01/01/2022	1,740	1,743

Illinois State General Obligation Bonds, Series 2014
5.000% due 05/01/2025	2,550	2,845
5.000% due 02/01/2026	2,000	2,201
5.250% due 02/01/2029	845	927

Illinois State General Obligation Bonds, Series 2016
3.500% due 06/01/2029	2,000	2,158
4.000% due 06/01/2032	3,170	3,440

Illinois State General Obligation Bonds, Series 2017
5.000% due 11/01/2029	1,000	1,168
5.000% due 12/01/2038	1,000	1,148

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	$4,000	$4,495

Illinois State General Obligation Bonds, Series 2020
4.000% due 10/01/2033	20,000	22,657
4.125% due 10/01/2036	2,000	2,244

Illinois State General Obligation Bonds, Series 2021
5.000% due 03/01/2046	9,000	10,711

Illinois State General Obligation Notes, Series 2014
4.000% due 02/01/2024	2,805	3,044

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	5,000	5,331
5.000% due 11/01/2025	4,195	4,853

Illinois State General Obligation Notes, Series 2018
5.000% due 05/01/2028	4,295	5,186

Illinois State General Obligation Notes, Series 2019
5.000% due 11/01/2026	10,000	11,864

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	2,650	3,387

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,115	3,368

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	3,500	3,608
3.000% due 06/15/2033	2,785	2,852

Illinois State Revenue Bonds, Series 2018
4.750% due 06/15/2043	10,000	11,394

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2022	5,190	5,434

Illinois State Revenue Notes, Series 2016
1.900% due 06/15/2022	3,530	3,550
4.000% due 06/15/2025	155	171

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2031	2,000	2,589

Illinois State Toll Highway Authority Revenue Bonds, Series 2020
5.000% due 01/01/2045	16,500	20,519

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (c)	10,000	4,798

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 06/15/2034 (c)	4,000	2,834
0.000% due 06/15/2035 (c)	5,000	3,416

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
0.000% due 12/15/2047 (d)	2,500	2,017

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2037	3,500	4,160

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.957% due 01/01/2032	2,000	2,062
3.057% due 01/01/2034	5,000	5,138
3.107% due 01/01/2035	10,000	10,239

Southwestern Illinois Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	819

		437,585

INDIANA 1.3%

Indiana Finance Authority Revenue Bonds, Series 2010
3.000% due 11/01/2030	5,500	5,711

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	5,500	5,711

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	29,725	27,727

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000	1,097

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	570	587

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Whiting, Indiana Revenue Bonds, Series 2019
5.000% due 12/01/2044	$750	$912

		41,745

IOWA 0.3%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
0.158% due 08/15/2032	7,825	7,571

Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	277	3
5.400% due 11/15/2046 ^	1,881	2,000

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,400	1,421

		10,995

KANSAS 0.1%

Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^(b)	3,626	834

Wichita, Kansas Revenue Bonds, Series 2016
5.000% due 12/01/2031	500	504
5.250% due 12/01/2036	500	507
5.375% due 12/01/2046	1,125	1,132

Wyandotte County-Kansas City Unified Government Revenue Bonds, Series 2018
4.500% due 06/01/2040	1,125	1,163

		4,140

KENTUCKY 0.8%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	2,350	2,269
6.250% due 11/15/2046	1,150	1,103

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,000	2,193

Kentucky Public Energy Authority Revenue Notes, Series 2018
4.000% due 06/01/2025	6,505	7,341

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2037	1,250	1,430
4.000% due 11/01/2038	350	400
5.000% due 11/01/2032	2,815	3,547

Kentucky State Property & Building Commission Revenue Notes, Series 2019
5.000% due 11/01/2023	1,555	1,733

Owen County, Kentucky Revenue Bonds, Series 2019
2.450% due 06/01/2039	1,000	1,061

Trimble County, Kentucky Revenue Bonds, Series 2016
1.300% due 09/01/2044	4,250	4,207

		25,284

LOUISIANA 1.0%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045 (e)	7,000	7,952

Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	1,000	1,007

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	5,600	7,128

Parish of St James, Louisiana Revenue Bonds, Series 2011
5.850% due 08/01/2041	4,500	5,086

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.000% due 06/01/2037	3,320	3,388
2.100% due 06/01/2037	1,540	1,584
2.125% due 06/01/2037	4,000	4,117

		30,262

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MAINE 0.4%

Finance Authority of Maine Revenue Bonds, Series 2017
5.375% due 12/15/2033 ^(b)	$2,000	$1,100

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	4,000	4,168

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	5,400	5,804

		11,072

MARYLAND 0.4%

Maryland Economic Development Corp. Revenue Bonds, Series 2020
4.250% due 07/01/2050	1,400	1,546
5.000% due 07/01/2050	1,150	1,360

Maryland Economic Development Corp. Tax Allocation Bonds, Series 2020
4.000% due 09/01/2040	1,000	1,106
4.000% due 09/01/2050	3,000	3,242

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 11/15/2051	2,500	2,575

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2051	1,000	1,103
4.000% due 06/01/2055	1,250	1,371

		12,303

MASSACHUSETTS 0.2%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	3,580	4,158

Massachusetts Development Finance Agency Revenue Bonds, Series 2021
5.000% due 07/01/2050	1,800	2,245

Massachusetts Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	110	111

		6,514

MICHIGAN 1.9%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	7,005	8,665

Grand Traverse Academy, Michigan Revenue Bonds, Series 2007
5.000% due 11/01/2036	1,200	1,199

Michigan Finance Authority Revenue Bonds, Series 2014
4.500% due 10/01/2029	8,385	8,728
5.000% due 07/01/2033	2,000	2,276
5.000% due 07/01/2044	4,500	4,773

Michigan Finance Authority Revenue Bonds, Series 2016
5.000% due 11/15/2041	3,000	3,535

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 02/15/2047	3,500	3,957
4.000% due 12/01/2049	4,145	4,764

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2045 (c)	15,000	3,923
4.800% due 09/01/2040	235	244
5.000% due 09/01/2050	380	393

Michigan Finance Authority Revenue Notes, Series 2014
3.875% due 10/01/2023	3,000	3,101

Michigan Finance Authority Revenue Notes, Series 2020
4.300% due 09/01/2030	145	150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (c)	$43,000	$5,297
0.000% due 06/01/2058 (c)	145,250	7,204

		58,209

MINNESOTA 0.3%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2041	750	864

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	5,000	5,685

St Paul Park, Minnesota Revenue Bonds, Series 2018
4.375% due 05/01/2048	600	629
5.000% due 05/01/2053	2,500	2,662

		9,840

MISSOURI 0.6%

Ferguson, Missouri Certificates of Participation Notes, Series 2013
2.625% due 04/01/2023	335	331

Grindstone Plaza Transportation Development District, Missouri Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	220
5.550% due 10/01/2036	45	38

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2021
4.000% due 07/01/2039 (a)	3,500	4,162

Kansas City Industrial Development Authority, Missouri Revenue Bonds, Series 2020
4.000% due 03/01/2039	7,000	7,994

Kansas City Industrial Development Authority, Missouri Revenue Notes, Series 2020
5.000% due 03/01/2030	1,540	1,968

Lees Summit Industrial Development Authority, Missouri Revenue Bonds, Series 2016
5.000% due 08/15/2051	1,450	1,541

St. Louis Land Clearance for Redevelopment Authority, Missouri Revenue Bonds, Series 2017
5.125% due 06/01/2046	2,375	2,661

		18,915

MONTANA 0.1%

Hardin, Montana Tax Allocation Bonds, Series 2006
6.250% due 09/01/2031 ^	830	116

Kalispell, Montana Revenue Bonds, Series 2017
5.250% due 05/15/2047	1,500	1,530

		1,646

NEBRASKA 0.2%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,327

NEVADA 1.0%

Clark County, Nevada School District General Obligation Bonds, (AGM Insured), Series 2020
4.000% due 06/15/2039	1,415	1,655

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	3,600	3,604

Nevada Department of Business & Industry State Revenue Bonds, Series 2017
5.125% due 12/15/2037	2,500	2,160

Nevada Department of Business & Industry State Revenue Bonds, Series 2018
6.950% due 02/15/2038	4,125	4,217

Nevada Department of Business & Industry State Revenue Bonds, Series 2020
0.500% due 01/01/2050	12,500	12,503

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	47

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	$40,000	$5,617

		29,756

NEW HAMPSHIRE 0.4%

New Hampshire Business Finance Authority Revenue Bonds, Series 2021
4.000% due 01/01/2051	2,500	2,719

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2020
5.000% due 08/01/2059	6,000	9,016

		11,735

NEW JERSEY 5.3%

Atlantic City, New Jersey General Obligation Bonds, (AGM Insured), Series 2017
5.000% due 03/01/2037	1,500	1,788

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	1,115	1,235

New Jersey Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.500% due 09/01/2029	5,055	6,599

New Jersey Economic Development Authority Revenue Bonds, Series 2015
5.250% due 06/15/2040	1,500	1,714

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.500% due 06/15/2029	5,000	6,099

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2041	1,000	1,129
4.000% due 06/15/2046	5,295	5,915

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	17,000	20,504
5.250% due 09/01/2027	17,555	21,577

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,250	2,598

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2045	4,950	5,979

New Jersey State General Obligation Notes, Series 2020
4.000% due 06/01/2030	8,000	9,701
5.000% due 06/01/2028	10,000	12,591

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2009
0.000% due 12/15/2034 (c)	16,250	11,480

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.000% due 06/15/2046	2,500	2,806
5.250% due 06/15/2041	1,000	1,137

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2039	2,000	2,269
4.000% due 06/15/2040	4,000	4,530

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	2,000	2,431

New Jersey Turnpike Authority Revenue Bonds, Series 2021
4.000% due 01/01/2042	8,000	9,344

New Jersey Turnpike Authority Revenue Notes, Series 2020
5.000% due 01/01/2028	3,000	3,646

South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2039	2,500	2,780

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2030	$5,065	$6,291
5.000% due 06/01/2046	13,505	15,700
5.250% due 06/01/2046	4,000	4,783

		164,626

NEW MEXICO 0.2%

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	5,000	5,838

NEW YORK 11.5%

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	3,000	3,297

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	4,725	5,340

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2020
5.000% due 07/01/2051	1,500	1,746

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (e)	1,750	1,859

Huntington Local Development Corp., New York Revenue Notes, Series 2021
4.000% due 07/01/2027	5,000	5,030

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
5.000% due 11/15/2044	6,000	7,237

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.250% due 11/15/2056	1,000	1,165

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2031	4,415	5,367

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2020
4.000% due 11/15/2049	7,500	8,311

Metropolitan Transportation Authority, New York Revenue Notes, Series 2018
5.000% due 11/15/2026	2,200	2,665

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	11,680	12,238
5.000% due 09/01/2022	6,365	6,747

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	5,705	6,137

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
5.000% due 12/01/2031	1,500	1,933
5.000% due 12/01/2033	1,000	1,277

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	8,735	9,558

New York City Housing Development Corp. Revenue Bonds, Series 2014
4.500% due 02/15/2048	3,000	3,122

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (e)	2,000	2,118

New York City Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2021
3.000% due 01/01/2033	1,750	1,913

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 08/01/2036	6,555	8,111

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2037	4,000	4,661

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Trust for Cultural Resources Revenue Bonds, Series 2020
4.000% due 12/01/2033	$500	$596
4.000% due 12/01/2034	2,000	2,374
4.000% due 12/01/2035	1,250	1,476

New York City Water & Sewer System, New York Revenue Bonds, Series 2013
0.060% due 06/15/2050	9,320	9,320

New York County, New York Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	75,600	7,403

New York County, New York Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	58,000	5,699
0.000% due 06/01/2060 (c)	210,000	9,671

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	5,000	7,038

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,500	7,738

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	13,675	14,937
5.375% due 11/15/2040	4,000	4,458

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	4,440	5,102

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2035	8,500	10,068

New York State Dormitory Authority Revenue Bonds, Series 2021
5.000% due 03/15/2034	10,000	13,062

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	6,000	6,973

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2038	4,625	5,823
5.000% due 03/15/2042	4,000	4,909

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2039	2,000	2,323
4.000% due 03/15/2045	9,895	11,285

New York State Urban Development Corp. Revenue Notes, Series 2020
5.000% due 03/15/2030	10,000	13,034

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	6,000	7,230
5.000% due 01/01/2033	6,750	8,069
5.000% due 01/01/2036	1,500	1,779

New York Transportation Development Corp. Revenue Bonds, Series 2020
4.375% due 10/01/2045	28,995	33,167
5.000% due 10/01/2040	1,885	2,313
5.250% due 08/01/2031	9,565	11,633

New York Transportation Development Corp. Revenue Bonds, Series 2021
4.000% due 04/30/2053	3,150	3,509

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	4,000	4,554
5.000% due 01/01/2028	1,000	1,228

Port Authority of New York & New Jersey Revenue Bonds, Series 2015
5.000% due 10/15/2029	5,000	5,874

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.375% due 11/01/2054	4,000	4,046

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2008
0.000% due 06/01/2048 (c)	25,000	2,720

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syracuse Industrial Development Agency, New York Revenue Bonds, (SGI Insured), Series 2007
5.693% due 01/01/2028	$4,500	$4,528

TSASC Inc, New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,500	4,907

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2030	7,960	9,803
5.000% due 06/01/2034	1,500	1,813

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	1,000	963
5.250% due 09/15/2053	2,500	2,377

		353,634

NORTH CAROLINA 0.3%

North Carolina Medical Care Commission Revenue Bonds, Series 2004
0.040% due 11/01/2034	9,000	9,000

OHIO 5.0%

Adams County, Ohio Revenue Bonds, Series 2019
6.900% due 10/01/2049	7,500	7,599

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.250% due 06/01/2037	3,175	3,399

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	126,375	19,126
3.000% due 06/01/2048	7,500	7,602
4.000% due 06/01/2048	9,900	11,048
5.000% due 06/01/2055	32,100	36,191

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2033	1,170	1,382
5.000% due 12/01/2035	1,200	1,410
5.000% due 12/01/2037	650	761
5.000% due 12/01/2039	1,425	1,665

Franklin County, Ohio Revenue Bonds, Series 2013
0.050% due 05/01/2029	8,835	8,835

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2047	6,000	6,617

Hamilton County, Ohio Revenue Bonds, Series 2012
5.500% due 06/01/2042	5,000	5,309

Lake County, Ohio Port & Economic Development Authority Revenue Bonds, Series 2017
6.500% due 12/01/2037 ^(b)	1,100	385
6.750% due 12/01/2052 ^(b)	650	228

Montgomery County, Ohio Revenue Bonds, Series 2018
6.000% due 04/01/2038	2,985	1,417
6.250% due 04/01/2049	6,520	3,087

Northeast Ohio Medical University Revenue Bonds, Series 2021
4.000% due 12/01/2035	300	342
4.000% due 12/01/2045	225	248

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	6,495	6,760

Ohio Air Quality Development Authority Revenue Bonds, Series 2007
2.500% due 11/01/2042	3,500	3,783

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
2.875% due 02/01/2026	5,000	5,210

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	3,500	3,852

Ohio State Revenue Bonds, Series 2020
4.000% due 11/15/2036	1,000	1,143
4.000% due 11/15/2040	1,110	1,238

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2033 (e)	5,000	5,812

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2009
4.375% due 06/01/2033	$1,000	$1,030

Southern Ohio Port Authority Revenue Bonds, Series 2020
7.000% due 12/01/2042	6,500	7,388

Southern Ohio Port Authority Revenue Notes, Series 2020
6.500% due 12/01/2030	2,000	2,277

		155,144

OKLAHOMA 0.2%

Oklahoma Development Finance Authority Revenue Notes, Series 2020
1.625% due 07/06/2023	1,750	1,759

Oklahoma Turnpike Authority Revenue Bonds, Series 2018
4.000% due 01/01/2048	3,000	3,375

Payne County, Oklahoma Economic Development Authority Revenue Bonds, Series 2016
6.625% due 11/01/2036 ^(b)	526	3
6.875% due 11/01/2046 ^(b)	1,081	5
7.000% due 11/01/2051 ^(b)	2,163	11

		5,153

OREGON 1.0%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2017
5.000% due 11/15/2052	1,500	1,629

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2018
5.000% due 05/15/2052	355	373

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2045 (e)	5,000	5,783

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031 ^(b)	7,500	2,400

Oregon State Business Development Commission Revenue Bonds, Series 2018
6.500% due 04/01/2031 ^(b)	5,300	1,696

Oregon State Business Development Commission Revenue Bonds, Series 2020
0.000% due 04/01/2037 ^(b)(d)	2,545	814

Oregon State Facilities Authority Revenue Bonds, Series 2020
5.000% due 10/01/2040	1,750	2,162

Portland, Oregon Water System Revenue Bonds, Series 2019
5.000% due 05/01/2044	7,500	9,437

Salem-Keizer School District No 24J, Oregon General Obligation Bonds, Series 2020
0.000% due 06/15/2034 (d)	3,000	3,864
0.000% due 06/15/2035 (d)	2,425	3,115

		31,273

PENNSYLVANIA 3.2%

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	7,500	8,573

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2032	1,000	1,231
5.000% due 06/01/2035	4,000	4,874

Franklin County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 12/01/2053	1,650	1,739

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (e)	6,000	7,078

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2039	$8,000	$9,363
4.000% due 04/01/2050 (e)	9,000	10,222
5.000% due 04/01/2043	2,000	2,442

General Authority of Southcentral Pennsylvania Revenue Bonds, Series 2018
6.500% due 07/15/2048	4,200	4,883

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
4.000% due 09/01/2049	2,200	2,439

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
1.121% (0.7*US0001M + 1.040%) due 08/15/2048 ~	2,000	2,014

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	2,270	2,463

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2019
1.750% due 08/01/2038	5,500	5,692

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
4.000% due 10/15/2037 (a)	1,375	1,656
4.000% due 10/15/2039 (a)	1,325	1,579
4.000% due 10/15/2040 (a)	1,200	1,424
4.000% due 10/15/2041 (a)	1,300	1,538

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 06/01/2036	5,750	6,833

Pennsylvania Turnpike Commission Revenue Bonds, Series 2020
0.050% due 12/01/2050	2,000	2,000

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
4.000% due 12/01/2042 (a)	4,000	4,684
4.000% due 12/01/2043	3,000	3,473
4.000% due 12/01/2043 (a)	2,000	2,339
4.000% due 12/01/2045	4,000	4,610

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	3,500	3,716

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2018
5.000% due 07/01/2035	750	812

		97,677

PUERTO RICO 8.2%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2001
5.125% due 07/01/2031 ^(b)	1,745	1,531

Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.000% due 07/01/2035 ^(b)	3,400	2,988

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(b)	560	491
5.500% due 07/01/2032 ^(b)	11,220	9,803

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
6.500% due 07/01/2040 ^(b)	4,000	3,510

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(b)	11,240	9,104
5.125% due 07/01/2037 ^(b)	16,520	13,567
5.500% due 07/01/2039 ^(b)	6,000	5,040

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040 ^(b)	23,021	19,395

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2012
5.250% due 07/01/2042	5,000	5,275

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2020
5.000% due 07/01/2047	5,000	5,794

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	49

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Notes, Series 2020
5.000% due 07/01/2030	$20,000	$24,067

Puerto Rico Commonwealth Government Employees Retirement System Revenue Bonds, Series 2008
6.200% due 07/01/2039 ^(b)	5,000	725
6.300% due 07/01/2038 ^(b)	2,000	290

Puerto Rico Convention Center District Authority Revenue Bonds, (AGC Insured), Series 2006
4.500% due 07/01/2036	2,895	2,948

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.679% (0.67*US0003M + 0.520%) due 07/01/2029 ~	9,245	8,558

Puerto Rico Electric Power Authority Revenue Bonds, Series 2005
4.625% due 07/01/2030 ^(b)	10	9

Puerto Rico Electric Power Authority Revenue Bonds, Series 2007
5.000% due 07/01/2021 ^(b)	505	458
5.000% due 07/01/2022 ^(b)	50	45
5.000% due 07/01/2026 ^(b)	10	9
5.000% due 07/01/2037 ^(b)	4,085	3,707

Puerto Rico Electric Power Authority Revenue Bonds, Series 2008
5.375% due 07/01/2024 ^(b)	55	50
5.500% due 07/01/2021 ^(b)	55	50

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
3.750% due 07/01/2022 ^(b)	100	88
3.875% due 07/01/2023 ^(b)	75	66
4.375% due 07/01/2021 ^(b)	45	41
4.500% due 07/01/2023 ^(b)	15	14
4.600% due 07/01/2024 ^(b)	50	45
4.625% due 07/01/2025 ^(b)	35	32
4.750% due 07/01/2026 ^(b)	245	221
4.750% due 07/01/2027 ^(b)	50	45
5.000% due 07/01/2021 ^(b)	3,560	3,230
5.000% due 07/01/2022 ^(b)	35	32
5.000% due 07/01/2024 ^(b)	50	45
5.000% due 07/01/2025 ^(b)	25	23
5.000% due 07/01/2026 ^(b)	65	59
5.250% due 07/01/2022 ^(b)	420	382
5.250% due 07/01/2025 ^(b)	25	23
5.250% due 07/01/2026 ^(b)	670	610
5.250% due 07/01/2027 ^(b)	3,640	3,313
5.250% due 07/01/2030 ^(b)	3,515	3,199
5.250% due 07/01/2031 ^(b)	30	27

Puerto Rico Electric Power Authority Revenue Bonds, Series 2012
5.000% due 07/01/2029 ^(b)	7,420	6,734

Puerto Rico Electric Power Authority Revenue Bonds, Series 2013
7.000% due 07/01/2040 ^(b)	20	19

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2011
6.000% due 07/01/2041 ^(b)	13,825	13,479

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	56,273	17,243
0.000% due 07/01/2051 (c)	97,200	21,515
4.750% due 07/01/2053	15,006	16,333
5.000% due 07/01/2058	8,946	9,874

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,550	1,662
4.784% due 07/01/2058	33,924	36,794

		252,562

RHODE ISLAND 0.3%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (c)	12,580	2,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	$4,000	$4,477
5.000% due 06/01/2050	2,500	2,766

		9,271

SOUTH CAROLINA 1.1%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
4.000% due 12/01/2044 (e)	7,650	8,777
5.000% due 12/01/2046	4,000	4,980

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	200	223
5.784% due 12/01/2041	11,114	14,463

South Carolina Public Service Authority Revenue Bonds, Series 2015
5.000% due 12/01/2050	5,040	5,767

South Carolina Public Service Authority Revenue Bonds, Series 2016
4.000% due 12/01/2041	200	221

		34,431

TENNESSEE 1.6%

Bristol Industrial Development Board, Tennessee Tax Allocation Bonds, Series 2016
5.625% due 06/01/2035	2,000	2,101

Franklin Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2017
7.500% due 06/01/2047 ^(b)	4,600	1,380

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.625% due 01/01/2046	850	849

Metropolitan Government Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	1,000	1,035

Public Building Authority of Blount County Tennessee Revenue Bonds, Series 2005
0.070% due 06/01/2034	20,000	20,000

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, (AGM Insured), Series 2008
0.070% due 06/01/2042	7,400	7,400

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	9,750	9,587

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	1,545	1,779

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2017
4.000% due 05/01/2048	1,630	1,742

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2018
4.000% due 11/01/2049	4,000	4,540

		50,413

TEXAS 4.4%

Arlington Higher Education Finance Corp., Texas Revenue Bonds, Series 2016
5.000% due 12/01/2051	2,710	2,961

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
7.000% due 03/01/2039	500	534
9.000% due 03/01/2039	16,130	18,595

Central Texas Regional Mobility Authority Revenue Bonds, Series 2021
5.000% due 01/01/2046 (a)	3,000	3,735

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Central Texas Regional Mobility Authority Revenue Notes, Series 2021
5.000% due 01/01/2027 (a)	$3,500	$4,133

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
5.750% due 08/15/2041	1,000	1,020

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	3,000	3,453

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2012
4.750% due 11/15/2046	2,500	2,685

Harris County, Texas Toll Road Authority Revenue Notes, Series 2021
5.000% due 08/15/2030	2,200	2,936

Houston Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
6.500% due 05/15/2031	240	242

Houston, Texas Airport System Revenue Notes, Series 2020
5.000% due 07/01/2027	1,750	2,054

Leander Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2016
0.000% due 08/16/2030 (c)	2,560	2,132

New Hope Cultural Education Facilities Corp., Texas Revenue Bonds, Series 2016
5.250% due 07/01/2036	400	316
5.750% due 07/01/2051	1,000	750
7.000% due 07/01/2051	1,450	1,265

New Hope Cultural Education Facilities Corp., Texas Revenue Notes, Series 2016
6.000% due 07/01/2026	95	90

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (e)	500	571
4.000% due 08/15/2035 (e)	1,300	1,482
4.000% due 08/15/2036 (e)	1,100	1,251
4.000% due 08/15/2037 (e)	1,500	1,701
4.000% due 08/15/2040 (e)	4,600	5,185
5.000% due 01/01/2042	500	538
5.000% due 01/01/2047	1,500	1,609

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
4.000% due 12/01/2054	450	422
5.000% due 12/01/2054	250	269

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	5,925	7,140
5.000% due 01/01/2048	4,000	4,656

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,800	5,699

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	3,100	3,207

Port Beaumont Navigation District, Texas Revenue Notes, Series 2020
6.000% due 01/01/2025	2,500	2,568

Red River Health Facilities Development Corp., Texas Revenue Bonds, Series 2012
5.125% due 01/01/2041	1,000	1,010
5.500% due 01/01/2032	500	508

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	104

Royse City Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2048	5,000	5,667

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2052	3,000	3,305

Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds, Series 2021
5.000% due 12/15/2031	1,500	1,963
5.000% due 12/15/2032	6,125	8,107

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Municipal Gas Acquisition & Supply Corp. III Revenue Notes, Series 2021
5.000% due 12/15/2028	$2,500	$3,150

Texas Municipal Gas Acquisition and Supply Corp. I Revenue Bonds, Series 2006
1.573% due 12/15/2026 ~	5,530	5,498

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
4.000% due 12/31/2037	3,000	3,446

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	3,148	3,163

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	6,500	7,484

University of North Texas System Revenue Bonds, Series 2017
5.000% due 04/15/2038	5,000	6,012

Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	1,000	1,015

Woodloch Health Facilities Development Corp., Texas Revenue Bonds, Series 2016
6.750% due 12/01/2051 ^(b)	2,500	1,707

		135,338

VIRGINIA 0.6%

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^(b)	114	10
6.000% due 06/01/2043	2,431	2,524

Lewistown Commerce Center Community Development Authority Revenue Bonds, Virginia Tax Allocation, Series 2014
6.050% due 03/01/2044	528	440
6.050% due 03/01/2054 ^(b)	584	106

Peninsula Town Center Community Development Authority, Virginia Special Assessment Bonds, Series 2018
5.000% due 09/01/2045	2,250	2,429

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2052	7,440	8,638
5.000% due 12/31/2056	2,000	2,316

Virginia Small Business Financing Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,044

		17,507

WASHINGTON 1.7%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (e)	6,390	7,327

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	2,730	3,031

Washington Higher Education Facilities Authority Revenue Bonds, Series 2020
4.000% due 05/01/2050	1,200	1,341

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
4.000% due 07/01/2058	5,000	5,388

Washington State General Obligation Bonds, Series 2020
5.000% due 08/01/2042	10,650	13,683

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State General Obligation Bonds, Series 2021
5.000% due 02/01/2042	$3,500	$4,552

Washington State Health Care Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2031 (e)	3,500	4,415
5.000% due 10/01/2032 (e)	3,000	3,770
5.000% due 10/01/2033 (e)	3,500	4,383

Washington State Housing Finance Commission Revenue Bonds, Series 2016
0.050% due 12/01/2046	3,100	3,100

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2053	1,200	1,226

		52,216

WEST VIRGINIA 1.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	117,010	12,311

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.006% due 06/01/2040	3,000	3,102
4.875% due 06/01/2049	10,000	10,172

West Virginia Economic Development Authority Revenue Bonds, Series 2010
0.625% due 12/01/2038	6,500	6,435

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (e)	2,610	2,906

West Virginia Economic Development Authority Revenue Bonds, Series 2021
4.125% due 07/01/2045	1,000	1,023

		35,949

WISCONSIN 3.3%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2015
6.500% due 07/01/2050	1,750	1,152

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
5.250% due 05/15/2047	750	798
6.000% due 06/01/2037	2,000	1,995
6.750% due 08/01/2031	17,500	19,585
7.000% due 11/01/2046	3,500	3,708
7.000% due 01/01/2050	4,750	4,397

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
5.000% due 03/01/2048	5,000	5,153
6.375% due 01/01/2048	8,930	7,308
7.000% due 07/01/2048	5,000	5,454

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054	5,230	5,412

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2035 (c)	4,340	1,955
0.000% due 01/01/2060 (c)	13,000	1,137
5.000% due 01/01/2055	3,500	3,855
5.250% due 03/01/2045	3,325	3,665
5.250% due 03/01/2055	1,000	1,094

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
5.625% due 06/01/2050 (a)	$6,500	$6,394

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
2.625% due 11/01/2025	1,050	1,143
5.000% due 12/01/2025	2,000	2,325

Public Finance Authority, Wisconsin Revenue Notes, Series 2017
6.250% due 08/01/2027	7,000	7,619

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2045 (c)	25,000	10,902
0.000% due 12/15/2055 (c)	14,520	4,102

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (e)	3,000	3,397

		102,550

Total Municipal Bonds & Notes (Cost $2,774,744)		2,926,663

SHORT-TERM INSTRUMENTS 1.2%

MUNICIPAL BONDS & NOTES 1.2%

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2020
7.000% due 07/27/2021	$5,000	4,999

Los Angeles, California Revenue Notes, Series 2021
4.000% due 06/24/2021	17,250	17,405

Texas State Revenue Notes, Series 2021
4.000% due 08/26/2021	15,000	15,237

Total Municipal Bonds & Notes (Cost $37,624)		37,641

Total Short-Term Instruments (Cost $37,624)		37,641

Total Investments in Securities (Cost $2,854,629)		3,006,201

	SHARES
INVESTMENTS IN AFFILIATES 6.1%

SHORT-TERM INSTRUMENTS 6.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.1%

PIMCO Short-Term Floating NAV Portfolio III	19,012,500	187,463

Total Short-Term Instruments (Cost $187,229)		187,463

Total Investments in Affiliates (Cost $187,229)		187,463

Total Investments 103.6% (Cost $3,041,858)		$3,193,664

Other Assets and Liabilities, net (3.6)%		(110,863)

Net Assets 100.0%		$3,082,801

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	51

Schedule of Investments	PIMCO High Yield Municipal Bond Fund	(Cont.)	March 31, 2021

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.
(e)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,141	$1,141

Over the counter
Swap Agreements	$0	$0	$0	$0	$2,423	$2,423

	$0	$0	$0	$0	$3,564	$3,564

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$(340)	$(340)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$11,486	$6,272	$17,758
Industrials	0	22,132	0	22,132
Utilities	0	2,007	0	2,007
Municipal Bonds & Notes
Alabama	0	71,229	0	71,229
Alaska	0	58	0	58
Arizona	0	35,704	0	35,704
Arkansas	0	9,241	0	9,241
California	0	283,717	0	283,717
Colorado	0	47,646	0	47,646
Connecticut	0	20,467	0	20,467
Delaware	0	13,886	0	13,886
District of Columbia	0	1,124	0	1,124
Florida	0	123,371	0	123,371
Georgia	0	90,698	0	90,698
Guam	0	1,612	0	1,612
Illinois	0	437,585	0	437,585
Indiana	0	41,745	0	41,745
Iowa	0	10,995	0	10,995
Kansas	0	4,140	0	4,140
Kentucky	0	25,284	0	25,284
Louisiana	0	30,262	0	30,262
Maine	0	11,072	0	11,072
Maryland	0	12,303	0	12,303
Massachusetts	0	6,514	0	6,514
Michigan	0	58,209	0	58,209
Minnesota	0	9,840	0	9,840
Missouri	0	18,915	0	18,915
Montana	0	1,646	0	1,646

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Nebraska	$0	$5,327	$0	$5,327
Nevada	0	29,756	0	29,756
New Hampshire	0	11,735	0	11,735
New Jersey	0	164,626	0	164,626
New Mexico	0	5,838	0	5,838
New York	0	353,634	0	353,634
North Carolina	0	9,000	0	9,000
Ohio	0	155,144	0	155,144
Oklahoma	0	5,153	0	5,153
Oregon	0	31,273	0	31,273
Pennsylvania	0	97,677	0	97,677
Puerto Rico	0	252,562	0	252,562
Rhode Island	0	9,271	0	9,271
South Carolina	0	34,431	0	34,431
Tennessee	0	50,413	0	50,413
Texas	0	135,338	0	135,338
Virginia	0	17,507	0	17,507
Washington	0	52,216	0	52,216
West Virginia	0	35,949	0	35,949
Wisconsin	0	102,550	0	102,550
Short-Term Instruments
Municipal Bonds & Notes	0	37,641	0	37,641

	$0	$2,999,929	$6,272	$3,006,201

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$187,463	$0	$0	$187,463

Total Investments	$187,463	$2,999,929	$6,272	$3,193,664

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Municipal Bond Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.0%

CORPORATE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Tower Health
4.451% due 02/01/2050	$2,000	$1,665

Total Corporate Bonds & Notes (Cost $1,651)		1,665

MUNICIPAL BONDS & NOTES 88.1%

ALABAMA 1.5%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051 (a)	7,000	8,533

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
0.000% due 10/01/2046 (d)	4,000	4,052

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	10,000	11,752

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	1,000	1,424

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
0.923% (0.67*US0001M + 0.850%) due 06/01/2049 ~	2,000	2,014
0.977% (0.67*US0001M + 0.900%) due 04/01/2049 ~	3,000	3,024

		30,799

ALASKA 0.6%

Alaska Housing Finance Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2032	9,000	11,277

ARIZONA 1.6%

Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2042	4,000	4,141

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	2,800	3,041

Arizona Industrial Development Authority Revenue Notes, Series 2020
6.500% due 07/01/2026	1,200	1,258

Coconino County, Arizona Pollution Control Corp. Revenue Bonds, Series 2017
1.875% due 09/01/2032	1,000	1,026

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.125% due 09/01/2042	2,500	2,879

Maricopa County, Arizona Pollution Control Corp. Revenue Bonds, Series 2003
1.050% due 01/01/2038	3,750	3,771

Maricopa County, Arizona School District No 83-Cartwright Elementary Revenue Bonds, Series 2020
4.000% due 10/01/2044	5,000	5,820

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2039	2,500	2,813
5.000% due 07/01/2044	5,435	6,673

		31,422

CALIFORNIA 6.4%

Alameda County, California Joint Powers Authority Revenue Bonds, Series 2013
5.000% due 12/01/2031	5,000	5,562
5.000% due 12/01/2032	3,000	3,338
5.000% due 12/01/2033	3,500	3,893
5.000% due 12/01/2034	3,000	3,334

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	$5,615	$6,159
5.000% due 04/01/2038	10,000	10,969

Bay Area Toll Authority, California Revenue Bonds, Series 2017
4.000% due 04/01/2034	3,500	4,058

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 08/01/2047	2,750	2,851

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	1,780	1,782

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
4.000% due 06/01/2049	1,000	1,148

California Health Facilities Financing Authority Revenue Bonds, Series 2011
3.000% due 03/01/2041	820	865

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (e)	10,000	11,962

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2037	1,995	2,320

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	13,000	13,002

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,400	1,555

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,870	2,123

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 04/01/2034	10,000	10,460

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	4,500	4,698

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
4.000% due 08/01/2056	2,750	2,917
4.000% due 10/01/2056 (a)	2,350	2,458

Dry Creek Joint Elementary School District, California General Obligation Bonds, (AGM Insured), Series 2008
0.000% due 08/01/2032 (c)	2,300	1,803

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2028	515	636
5.000% due 05/01/2029	500	617

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,535	1,582

Livermore, California Certificates of Participation Bonds, Series 2020
4.000% due 10/01/2038	1,215	1,448

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	2,750	3,184

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2039	4,000	5,086

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2037	6,000	7,544

Port of Oakland, California Revenue Bonds, Series 2011
5.000% due 05/01/2029	2,250	2,258
5.125% due 05/01/2030	1,500	1,505
5.125% due 05/01/2031	1,500	1,505

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
4.000% due 06/01/2049	3,500	4,039

		126,661

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLORADO 2.7%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (e)	$2,000	$2,298

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	2,500	2,718

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	7,260	8,022
5.000% due 08/01/2049	3,800	4,392

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (e)	7,000	7,974

Colorado State Certificates of Participation Bonds, Series 2020
4.000% due 12/15/2039	3,775	4,515

Denver, Colorado Airport System City & County Revenue Bonds, Series 2020
5.000% due 11/15/2031	3,850	4,579

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
1.123% (0.67*US0001M + 1.050%) due 09/01/2039 ~	2,200	2,201

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2020
5.000% due 09/01/2035	1,250	1,618
5.000% due 09/01/2036	1,400	1,806

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	6,930	10,650

Regional Transportation District, Colorado Revenue Bonds, Series 2020
4.000% due 07/15/2038	1,150	1,344

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 01/15/2031	1,140	1,478

		53,595

CONNECTICUT 2.5%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
4.000% due 05/01/2039	1,650	1,905
5.000% due 05/01/2034	7,500	9,606
5.000% due 05/01/2035	1,000	1,277
5.000% due 05/01/2037	5,500	6,971
5.000% due 05/01/2040	2,250	2,827

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2035	4,290	5,238

Connecticut State General Obligation Bonds, Series 2018
4.000% due 06/15/2037	1,875	2,160
5.000% due 06/15/2038	1,115	1,364

Connecticut State General Obligation Bonds, Series 2019
4.000% due 04/15/2037	1,925	2,242
5.000% due 04/15/2034	2,700	3,402
5.000% due 04/15/2035	3,150	3,961

Connecticut State General Obligation Notes, Series 2018
5.000% due 09/15/2027	2,500	3,134

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2003
0.250% due 07/01/2037	6,000	5,946

		50,033

DELAWARE 0.5%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2045	10,000	9,964

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	53

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 0.5%

District of Columbia Revenue Bonds, Series 2012
5.000% due 12/01/2029	$2,500	$2,694

District of Columbia Revenue Bonds, Series 2019
5.000% due 03/01/2044	2,250	2,842

District of Columbia Water & Sewer Authority Revenue Bonds, Series 2019
5.000% due 10/01/2044	3,930	4,959

		10,495

FLORIDA 2.7%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,500	1,609

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
4.500% due 01/01/2035	1,250	1,359

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	3,920	4,843

Florida Municipal Power Agency Revenue Bonds, Series 2012
5.000% due 10/01/2026	4,500	4,805

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	2,850	3,170

Jacksonville, Florida Revenue Bonds, Series 2020
4.000% due 11/01/2036	505	576

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	3,000	3,542

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2020
5.000% due 10/01/2032	1,000	1,294

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (c)	2,900	2,086

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	2,000	2,264

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2049	8,000	9,270

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	3,000	3,425

Orange County, Florida Health Authority Revenue Bonds, Series 2019
5.000% due 10/01/2047	2,250	2,707

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2030 (c)	1,200	963
0.000% due 10/01/2031 (c)	1,330	1,026

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	4,000	4,798

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047 (e)	3,750	4,167

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2035 (c)	750	501
0.000% due 09/01/2036 (c)	800	511
0.000% due 09/01/2037 (c)	800	489
5.000% due 07/01/2034	275	348
5.000% due 07/01/2035	650	820

		54,573

GEORGIA 4.6%

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2036	1,000	1,279
5.000% due 07/01/2037	500	637
5.000% due 07/01/2038	800	1,017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.250% due 10/01/2032	$3,000	$3,112

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	5,000	5,331

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	7,000	7,600

Columbus Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2054	4,035	5,132

DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2041	15,000	15,358

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,125	1,148

Fulton County, Georgia Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2030	1,000	1,307
5.000% due 06/15/2031	1,210	1,556

George L Smith II Congress Center Authority, Georgia Revenue Bonds, Series 2021
4.000% due 01/01/2054 (a)	3,500	3,891

Georgia State Road & Tollway Authority Revenue Bonds, Series 2020
5.000% due 06/01/2032	1,250	1,647

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	10,565	11,447

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2033	2,500	3,071
5.000% due 05/15/2049	2,250	3,261

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
0.907% (0.67*US0001M + 0.830%) due 08/01/2048 ~	4,850	4,890

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
4.000% due 04/01/2048	1,000	1,080

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,630	1,879

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	3,000	3,356

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	850	1,029
5.000% due 01/01/2038	1,500	1,811
5.000% due 01/01/2039	1,500	1,807
5.000% due 01/01/2049	2,000	2,368
5.000% due 01/01/2059	2,000	2,350

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2026	400	477
5.000% due 01/01/2027	400	489

Private Colleges & Universities Authority, Georgia Revenue Bonds, Series 2020
4.000% due 09/01/2040	2,000	2,390

		90,720

ILLINOIS 11.9%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	1,000	1,104

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2046	2,000	2,316

Chicago Board of Education, Illinois General Obligation Bonds, Series 2021
5.000% due 12/01/2032	2,800	3,454
5.000% due 12/01/2033	3,400	4,176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	$2,000	$2,357

Chicago Board of Education, Illinois General Obligation Notes, Series 2021
5.000% due 12/01/2030	1,500	1,867

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2042	2,500	2,885

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2038	4,000	4,819
5.000% due 07/01/2038	1,000	1,179
5.000% due 01/01/2039	2,000	2,403

Chicago Transit Authority, Illinois Revenue Bonds, Series 2014
5.250% due 12/01/2049	5,000	5,804

Chicago Transit Authority, Illinois Revenue Bonds, Series 2020
3.912% due 12/01/2040	1,000	1,063
4.000% due 12/01/2055	4,500	4,991

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	3,885	4,341

Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2040	4,520	5,031

Chicago, Illinois General Obligation Bonds, Series 2014
5.250% due 01/01/2029	1,000	1,091
5.250% due 01/01/2033	3,000	3,260

Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2039	4,500	5,015

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,940	2,333
5.750% due 01/01/2034	4,500	5,374

Chicago, Illinois General Obligation Bonds, Series 2019
5.500% due 01/01/2035	1,610	1,983

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
4.000% due 11/01/2037	4,250	4,436
5.000% due 11/01/2042	2,500	2,652

Cook County, Illinois Sales Tax Revenue Bonds, Series 2018
5.250% due 11/15/2035	1,000	1,265

Illinois Development Finance Authority Revenue Bonds, Series 2001
0.080% due 06/01/2029	21,900	21,900

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	458

Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	3,290	3,708
5.000% due 02/15/2029	4,500	5,510

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	1,250	1,326
5.000% due 11/01/2049	2,500	2,745

Illinois Finance Authority Revenue Bonds, Series 2020
4.000% due 08/15/2037	1,000	1,179
4.000% due 08/15/2040	1,750	2,046
4.000% due 08/15/2041	8,375	9,759

Illinois Finance Authority Revenue Bonds, Series 2021
4.000% due 05/01/2035	1,410	1,622
4.000% due 05/01/2040	2,830	3,195

Illinois State General Obligation Bonds, Series 2014
5.000% due 05/01/2026	4,000	4,443
5.250% due 02/01/2034	3,500	3,795

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	890	1,000
5.000% due 10/01/2033	1,610	1,899

Illinois State General Obligation Bonds, Series 2020
4.000% due 10/01/2034	1,350	1,520
4.000% due 10/01/2035	8,000	8,945

Illinois State General Obligation Notes, Series 2014
5.000% due 05/01/2023	2,615	2,841

Illinois State General Obligation Notes, Series 2016
5.000% due 02/01/2026	3,790	4,431

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	$2,335	$2,489
5.000% due 12/01/2026	5,000	5,939
5.000% due 11/01/2027	1,500	1,788

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	1,500	1,653

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	2,000	2,556

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,685	3,985

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	2,830	2,917
3.000% due 06/15/2033	1,000	1,024

Illinois State Revenue Bonds, Series 2018
4.750% due 06/15/2043	6,000	6,836

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2022	7,095	7,428

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	5,000	5,961

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 06/15/2033 (c)	3,700	2,724
0.000% due 06/15/2035 (c)	4,500	3,074

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
0.000% due 12/15/2047 (d)	2,500	2,017

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2028	2,250	2,665

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	5,600	7,365

Sales Tax Securitization Corp., Illinois Revenue Bonds, (BAM Insured), Series 2020
5.000% due 01/01/2037	1,000	1,242

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2036	1,310	1,561

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.957% due 01/01/2032	8,000	8,248

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	4,985	6,148
5.000% due 01/01/2029	1,400	1,755

		236,896

INDIANA 0.8%

Indiana Finance Authority Revenue Bonds, Series 2010
3.000% due 11/01/2030	1,000	1,038

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	7,000	7,269

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	6,000	5,597

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000	1,097

		15,001

IOWA 0.3%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
0.158% due 08/15/2032	6,150	5,950

KENTUCKY 0.5%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2017
5.000% due 08/15/2032	1,000	1,207

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	4,000	4,581

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2034	$1,250	$1,442
4.000% due 11/01/2038	400	457

Kentucky State Property & Building Commission Revenue Notes, Series 2019
5.000% due 11/01/2022	1,500	1,611
5.000% due 11/01/2024	1,390	1,603

		10,901

LOUISIANA 0.6%

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.100% due 12/01/2040	4,020	5,037

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.000% due 06/01/2037	1,455	1,485
2.100% due 06/01/2037	370	380
2.375% due 06/01/2037	4,015	4,183

		11,085

MAINE 0.3%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	5,000	5,210

MARYLAND 1.2%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	4,470	5,265

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 05/15/2043	7,500	8,256

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2046	1,000	1,107

Maryland State Transportation Authority Revenue Bonds, Series 2021
5.000% due 07/01/2039 (a)	5,000	6,580
5.000% due 07/01/2046 (a)	2,000	2,586

		23,794

MASSACHUSETTS 1.4%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	2,000	2,323

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	2,500	2,853

Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series 2001
0.030% due 07/01/2031	11,050	11,050

Massachusetts Port Authority Revenue Notes, Series 2021
5.000% due 07/01/2029	500	643
5.000% due 07/01/2030	500	652
5.000% due 07/01/2031	750	995

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2030	6,660	7,104

Massachusetts School Building Authority Revenue Bonds, Series 2019
5.000% due 02/15/2044	1,900	2,341

		27,961

MICHIGAN 1.1%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	4,350	5,380

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2044	$2,000	$2,119

Michigan Finance Authority Revenue Bonds, Series 2016
5.000% due 11/15/2041	4,000	4,713

Michigan Finance Authority Revenue Bonds, Series 2019
5.000% due 12/01/2048	3,000	3,665

Michigan State Building Authority Revenue Bonds, Series 2019
5.000% due 04/15/2035	1,000	1,288
5.000% due 04/15/2036	3,500	4,493

		21,658

MINNESOTA 0.4%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2036	1,515	1,808
5.000% due 01/01/2037	1,175	1,398

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	3,750	4,264

		7,470

MISSOURI 0.9%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 10/01/2033	2,440	2,782
4.000% due 10/01/2035	2,225	2,521
4.000% due 02/15/2044	2,200	2,506

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2021
4.000% due 07/01/2030 (a)	2,100	2,580

Kansas City Industrial Development Authority, Missouri Revenue Bonds, Series 2020
4.000% due 03/01/2039	5,215	5,955

Kansas City Industrial Development Authority, Missouri Revenue Notes, Series 2020
5.000% due 03/01/2030	1,000	1,278

		17,622

NEBRASKA 0.5%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,327

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
4.000% due 11/15/2050	1,000	1,146

Nebraska Public Power District Revenue Bonds, Series 2013
5.000% due 01/01/2031	3,000	3,102

		9,575

NEVADA 0.8%

Clark County, Nevada School District General Obligation Bonds, (AGM Insured), Series 2020
5.000% due 06/15/2033	825	1,064
5.000% due 06/15/2034	1,700	2,184
5.000% due 06/15/2035	1,000	1,282

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	4,000	4,420

Clark Department of Aviation, Nevada Revenue Bonds, Series 2019
5.000% due 07/01/2033	5,000	6,325

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2048	1,000	1,088
5.000% due 06/01/2033	220	266

		16,629

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	55

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW HAMPSHIRE 0.5%

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2020
5.000% due 08/01/2059	$6,500	$9,768

NEW JERSEY 4.7%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2037	1,000	1,192

New Jersey Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.500% due 09/01/2029	4,000	5,222

New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2031	460	489

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2039	1,000	1,135
4.000% due 06/15/2040	1,000	1,132

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	10,500	12,664
5.250% due 09/01/2027	10,000	12,291

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	3,000	3,304

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2026	6,250	7,554

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2009
0.000% due 12/15/2034 (c)	2,000	1,413

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2032 (c)	4,550	3,442

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2031	3,500	4,323
5.000% due 06/15/2044	1,500	1,785

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2037	2,250	2,566
4.000% due 06/15/2038	2,000	2,274

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2018
5.000% due 12/15/2028	2,155	2,710

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2019
5.000% due 12/15/2028	1,100	1,383

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	8,000	9,723

New Jersey Turnpike Authority Revenue Notes, Series 2020
5.000% due 01/01/2028	3,000	3,646

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	3,500	4,383
5.000% due 06/01/2046	7,500	8,719
5.250% due 06/01/2046	2,500	2,989

		94,339

NEW MEXICO 0.4%

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	6,250	7,298

University of New Mexico Revenue Notes, Series 2016
5.000% due 06/01/2026	1,000	1,212

		8,510

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 12.7%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2040	$2,500	$3,216

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	3,750	4,238

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (e)	1,750	1,859

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	380	381

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
0.623% (0.67*US0001M + 0.550%) due 11/01/2041 ~	2,500	2,491

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.897% (0.67* US0001M + 0.820%) due 11/01/2026 ~	4,140	4,137

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.250% due 11/15/2056	1,000	1,165

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2020
4.000% due 11/15/2049	6,250	6,926

Metropolitan Transportation Authority, New York Revenue Notes, Series 2016
5.000% due 11/15/2026	5,000	6,056

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	10,060	10,822

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2038	1,300	1,496

Monroe County Industrial Development Corp., New York Revenue Notes, Series 2020
5.000% due 12/01/2026	1,000	1,214

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	8,000	8,754

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (e)	2,000	2,118

New York City Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
2.280% due 03/01/2026	2,000	2,055

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
4.000% due 03/01/2045	1,500	1,716

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2011
5.000% due 02/01/2027	5,990	6,016

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 02/01/2025	7,000	7,611

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	2,000	2,416

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2037	4,500	5,522

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 11/01/2037	3,000	3,496
5.000% due 05/01/2037	4,840	6,019

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2020
4.000% due 11/01/2042	10,000	11,561

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2021
4.000% due 11/01/2036 (a)	1,000	1,190
4.000% due 11/01/2037 (a)	1,500	1,777
5.000% due 11/01/2031 (a)	1,000	1,328

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Trust for Cultural Resources Revenue Bonds, Series 2020
4.000% due 12/01/2033	$2,500	$2,982

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2037	2,500	3,092

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	5,000	7,038

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	5,000	5,147
5.750% due 11/15/2051	5,000	5,158

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	5,150	5,625
5.375% due 11/15/2040	2,000	2,229

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2029	3,695	4,683

New York State Dormitory Authority Revenue Bonds, Series 2020
3.027% due 02/15/2033	2,000	2,106
4.000% due 03/15/2036	3,685	4,338
4.000% due 02/15/2038	2,000	2,312
4.000% due 02/15/2040	6,750	7,757

New York State Dormitory Authority Revenue Bonds, Series 2021
5.000% due 03/15/2035	10,000	13,017

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	5,000	5,811

New York State Urban Development Corp. Revenue Bonds, Series 2019
4.000% due 03/15/2045	8,250	9,393
5.000% due 03/15/2038	2,375	2,990

New York State Urban Development Corp. Revenue Bonds, Series 2020
5.000% due 03/15/2043	21,500	26,889

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	2,000	2,410

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2031	2,635	3,306
5.000% due 12/01/2032	1,600	2,001
5.000% due 12/01/2034	450	558
5.000% due 12/01/2035	400	495

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	10,000	11,618
5.000% due 12/01/2030	1,650	2,094

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	1,655	1,658

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
5.000% due 09/01/2033	3,150	4,018

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,000	2,152

TSASC Inc, New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	1,750	1,908

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2028	4,000	4,983

		253,348

NORTH CAROLINA 0.1%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2036	2,500	2,640

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 3.1%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2037	$3,000	$3,486
4.000% due 06/01/2048	16,000	17,855
5.000% due 06/01/2034	2,000	2,534
5.000% due 06/01/2036	2,000	2,507
5.000% due 06/01/2055	9,000	10,147

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	4,085	4,252

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	4,715	4,972

Ohio Air Quality Development Authority Revenue Notes, Series 2019
3.250% due 09/01/2029	2,760	2,933

Ohio State Revenue Bonds, Series 2020
4.000% due 11/15/2038	1,280	1,436

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	2,750	2,986
5.250% due 02/15/2029	2,900	3,153

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2032 (e)	5,000	5,832

		62,093

OKLAHOMA 0.3%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2035	1,790	1,932

Oklahoma Development Finance Authority Revenue Notes, Series 2019
5.000% due 08/01/2028	715	851
5.000% due 08/01/2029	755	908

Oklahoma Development Finance Authority Revenue Notes, Series 2020
1.625% due 07/06/2023	1,250	1,256

		4,947

OREGON 1.4%

Columbia County, Oregon School District No 502 General Obligation Bonds, Series 2020
0.000% due 06/15/2045 (d)	4,000	4,777

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2036	1,500	1,925
5.000% due 08/15/2037	1,600	2,047
5.000% due 08/15/2038	2,000	2,551

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2030	600	775

Portland, Oregon Tax Allocation Bonds, Series 2011
5.000% due 06/15/2029	1,000	1,009
5.000% due 06/15/2031	500	504

Portland, Oregon Water System Revenue Bonds, Series 2019
5.000% due 05/01/2044	5,000	6,292

Salem-Keizer School District No 24J, Oregon General Obligation Bonds, Series 2020
0.000% due 06/15/2031 (d)	2,500	3,273
0.000% due 06/15/2032 (d)	2,700	3,506
0.000% due 06/15/2039 (c)	3,000	1,939

		28,598

PENNSYLVANIA 4.1%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2033	1,495	1,500
4.000% due 11/01/2050	7,500	6,896

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	$500	$572

Chester County Health & Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 10/01/2052	2,500	2,975

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	2,000	2,471
5.000% due 06/01/2032	2,000	2,463

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (e)	3,000	3,539

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2035	6,000	7,671
5.000% due 04/01/2043	1,000	1,221

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	2,250	2,409

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	8,000	8,680

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
5.000% due 10/15/2032 (a)	1,150	1,533
5.000% due 10/15/2033 (a)	1,150	1,523
5.000% due 10/15/2034 (a)	1,400	1,846
5.000% due 10/15/2035 (a)	1,100	1,447
5.000% due 10/15/2036 (a)	1,250	1,637

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
4.000% due 01/01/2027	1,525	1,742
4.000% due 01/01/2030	800	929
4.000% due 01/01/2031	800	934

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 09/01/2045	4,915	5,489

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,000	3,662
5.000% due 12/01/2048	3,750	4,611

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
4.000% due 12/01/2038 (a)	2,740	3,251
4.000% due 12/01/2039 (a)	2,635	3,117
4.000% due 12/01/2040 (a)	3,870	4,564

Pennsylvania Turnpike Commission Revenue Notes, Series 2021
5.000% due 12/01/2029 (a)	700	919
5.000% due 12/01/2030 (a)	525	699

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 07/01/2037	700	794

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2020
5.000% due 07/01/2028	1,400	1,708
5.000% due 07/01/2030	700	874

		81,676

PUERTO RICO 3.4%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.679% (0.67*US0003M + 0.520%) due 07/01/2029 ~	7,985	7,392

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2011
5.750% due 07/01/2022 ^(b)	1,655	1,603
6.000% due 07/01/2041 ^(b)	10,000	9,750

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	23,016	7,053
0.000% due 07/01/2051 (c)	25,000	5,534
4.750% due 07/01/2053	15,161	16,501
5.000% due 07/01/2058	6,000	6,622

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	$11,436	$12,404

		66,859

SOUTH CAROLINA 0.5%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
4.000% due 12/01/2044	3,250	3,729
5.000% due 12/01/2046	3,000	3,735

South Carolina Public Service Authority Revenue Bonds, Series 2014
5.000% due 12/01/2046	400	454

South Carolina Public Service Authority Revenue Bonds, Series 2015
5.000% due 12/01/2050	1,000	1,144

South Carolina State Housing Finance & Development Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2014
3.800% due 07/01/2034	1,515	1,558

		10,620

TENNESSEE 1.1%

Knoxville, Tennessee Wastewater System Revenue Bonds, Series 2021
4.000% due 04/01/2036 (a)	3,885	4,862

Knoxville, Tennessee Wastewater System Revenue Notes, Series 2021
5.000% due 04/01/2031 (a)	3,815	5,186

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Notes, Series 2017
4.750% due 07/01/2027	350	347

Metropolitan Government of Nashville & Davidson County, Tennessee Electric Revenue Notes, Series 2021
5.000% due 05/15/2030	615	820

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	2,000	1,967

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	2,000	2,293

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	4,000	4,326
5.000% due 02/01/2024	1,400	1,566

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2017
4.000% due 05/01/2048	1,000	1,069

		22,436

TEXAS 5.6%

Austin, Texas Water & Wastewater System Revenue Bonds, Series 2017
5.000% due 11/15/2037	2,000	2,470

Carrollton-Farmers Branch Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2021
5.000% due 02/15/2025	1,220	1,431
5.000% due 02/15/2026	1,445	1,750

Central Texas Regional Mobility Authority Revenue Bonds, Series 2020
3.593% due 01/01/2042	3,000	2,788

Central Texas Regional Mobility Authority Revenue Bonds, Series 2021
4.000% due 01/01/2040 (a)	800	932
4.000% due 01/01/2041 (a)	800	929

Central Texas Regional Mobility Authority Revenue Notes, Series 2021
5.000% due 01/01/2027 (a)	2,000	2,362

Central Texas Turnpike System Revenue Bonds, Series 2015
5.000% due 08/15/2042	1,000	1,109

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	57

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2043	$2,500	$2,879

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2020
5.000% due 10/01/2033	3,625	4,798

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,450	4,984

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2020
4.000% due 10/01/2049	2,580	2,977

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,800	2,257
5.000% due 07/01/2034	1,000	1,226
5.000% due 07/01/2035	1,460	1,786
5.000% due 07/01/2036	1,000	1,220

Love Field Airport Modernization Corp., Texas Revenue Bonds, Series 2017
5.000% due 11/01/2029	1,250	1,492

Lower Colorado River Authority, Texas Revenue Bonds, Series 2020
5.000% due 05/15/2045	1,750	2,149
5.000% due 05/15/2050	2,500	3,053

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2008
4.000% due 06/01/2030	2,500	2,623

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (e)	200	228
4.000% due 08/15/2035 (e)	700	798
4.000% due 08/15/2036 (e)	500	568
4.000% due 08/15/2037 (e)	800	907
4.000% due 08/15/2040 (e)	2,800	3,156
5.000% due 01/01/2047	2,000	2,145

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2039	4,230	4,903

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2048	8,750	10,185

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,000	4,749

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	1,985	2,054

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	104

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2017
5.000% due 02/01/2047	5,000	5,984

Texas Municipal Gas Acquisition & Supply Corp. III Revenue Notes, Series 2021
5.000% due 12/15/2030	2,000	2,579

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2021	2,150	2,224
5.250% due 12/15/2022	3,825	4,141

Texas Municipal Gas Acquisition and Supply Corp. I Revenue Bonds, Series 2006
1.573% due 12/15/2026 ~	4,000	3,977

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 12/31/2033	2,000	2,514

Texas State General Obligation Bonds, Series 2016
5.500% due 08/01/2031	3,000	3,727

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	4,500	5,181

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 10/15/2043	4,000	4,950

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (f)	$300	$303

		110,592

UTAH 0.7%

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2017
5.000% due 07/01/2042	3,000	3,538

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,750	2,079

University of Utah Revenue Bonds, Series 2020
4.000% due 08/01/2039	3,000	3,605

Utah County, Utah Revenue Bonds, Series 2016
4.000% due 05/15/2047	5,000	5,338

		14,560

VIRGINIA 1.2%

Fairfax County, Virginia Economic Development Authority Revenue Bonds, Series 2003
0.060% due 12/01/2033	9,885	9,885

Prince William County, Virginia Industrial Development Authority Revenue Bonds, Series 2011
5.125% due 09/01/2041	2,000	2,041

Richmond, Virginia Public Utility Revenue Bonds, Series 2013
5.000% due 01/15/2029	2,000	2,173

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2056	9,220	10,675

		24,774

WASHINGTON 2.0%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (e)	4,000	4,587

Washington Health Care Facilities Authority Revenue Bonds, Series 2009
5.000% due 08/15/2044	4,965	5,259

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.100% (MUNIPSA + 1.050%) due 01/01/2042 ~	3,000	3,025
5.000% due 01/01/2047	2,000	2,306

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	4,900	5,441
5.000% due 08/01/2049	4,000	4,623

Washington Higher Education Facilities Authority Revenue Bonds, Series 2020
4.000% due 05/01/2045	1,000	1,123

Washington State General Obligation Bonds, Series 2016
5.000% due 08/01/2030	1,670	2,031

Washington State General Obligation Bonds, Series 2020
5.000% due 02/01/2036	6,060	7,846

Washington State General Obligation Bonds, Series 2021
5.000% due 02/01/2042	2,000	2,601

		38,842

WEST VIRGINIA 0.1%

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (e)	2,000	2,226

		2,226

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.9%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
6.750% due 08/01/2031	$11,000	$12,310

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
4.500% due 01/01/2035	2,500	2,718

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
2.625% due 11/01/2025	1,500	1,633

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2033 (c)	2,755	2,027
0.000% due 12/15/2045 (c)	10,355	4,516
0.000% due 12/15/2055 (c)	10,000	2,825

Wisconsin Environmental Improvement Fund State Revenue Bonds, Series 2020
5.000% due 06/01/2033	1,535	2,001

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 11/15/2035	5,500	6,584

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2047 (e)	3,500	3,929

		38,543

Total Municipal Bonds & Notes (Cost $1,649,045)		1,754,662

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS 0.3%
		5,043

MUNICIPAL BONDS & NOTES 1.5%

Los Angeles County Schools, California Certificates of Participation Notes, Series 2021
2.000% due 12/30/2021	4,250	4,309

Los Angeles, California Revenue Notes, Series 2021
4.000% due 06/24/2021	12,000	12,108

Rochester, New York General Obligation Notes, Series 2020
2.000% due 08/04/2021	1,100	1,107

Texas State Revenue Notes, Series 2021
4.000% due 08/26/2021	11,200	11,377

Total Municipal Bonds & Notes (Cost $28,887)		28,901

Total Short-Term Instruments (Cost $33,930)		33,944

Total Investments in Securities (Cost $1,684,626)		1,790,271

	SHARES
INVESTMENTS IN AFFILIATES 14.7%

SHORT-TERM INSTRUMENTS 14.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.7%

PIMCO Short-Term Floating NAV Portfolio III	29,747,056	293,306

Total Short-Term Instruments (Cost $292,974)		293,306

Total Investments in Affiliates (Cost $292,974)		293,306

Total Investments 104.7% (Cost $1,977,600)		$2,083,577

Other Assets and Liabilities, net (4.7)%		(92,891)

Net Assets 100.0%		$1,990,686

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.
(e)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$300	$303	0.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$5,043	U.S. Treasury Notes 0.125% due 02/28/2023	$(5,144)	$5,043	$5,043

Total Repurchase Agreements						$(5,144)	$5,043	$5,043

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$5,043	$0	$0	$5,043	$(5,144)	$(101)

Total Borrowings and Other Financing Transactions	$5,043	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	59

Schedule of Investments	PIMCO Municipal Bond Fund	(Cont.)	March 31, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,503	$1,503

Over the counter
Swap Agreements	$0	$0	$0	$0	$1,380	$1,380

	$0	$0	$0	$0	$2,883	$2,883

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$(194)	$(194)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,665	$0	$1,665
Municipal Bonds & Notes
Alabama	0	30,799	0	30,799
Alaska	0	11,277	0	11,277
Arizona	0	31,422	0	31,422
California	0	126,661	0	126,661
Colorado	0	53,595	0	53,595
Connecticut	0	50,033	0	50,033
Delaware	0	9,964	0	9,964
District of Columbia	0	10,495	0	10,495
Florida	0	54,573	0	54,573
Georgia	0	90,720	0	90,720
Illinois	0	236,896	0	236,896
Indiana	0	15,001	0	15,001
Iowa	0	5,950	0	5,950
Kentucky	0	10,901	0	10,901
Louisiana	0	11,085	0	11,085
Maine	0	5,210	0	5,210
Maryland	0	23,794	0	23,794
Massachusetts	0	27,961	0	27,961
Michigan	0	21,658	0	21,658
Minnesota	0	7,470	0	7,470
Missouri	0	17,622	0	17,622
Nebraska	0	9,575	0	9,575
Nevada	0	16,629	0	16,629
New Hampshire	0	9,768	0	9,768

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
New Jersey	$0	$94,339	$0	$94,339
New Mexico	0	8,510	0	8,510
New York	0	253,348	0	253,348
North Carolina	0	2,640	0	2,640
Ohio	0	62,093	0	62,093
Oklahoma	0	4,947	0	4,947
Oregon	0	28,598	0	28,598
Pennsylvania	0	81,676	0	81,676
Puerto Rico	0	66,859	0	66,859
South Carolina	0	10,620	0	10,620
Tennessee	0	22,436	0	22,436
Texas	0	110,592	0	110,592
Utah	0	14,560	0	14,560
Virginia	0	24,774	0	24,774
Washington	0	38,842	0	38,842
West Virginia	0	2,226	0	2,226
Wisconsin	0	38,543	0	38,543
Short-Term Instruments
Repurchase Agreements	0	5,043	0	5,043
Municipal Bonds & Notes	0	28,901	0	28,901

	$0	$1,790,271	$0	$1,790,271

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$293,306	$0	$0	$293,306

Total Investments	$293,306	$1,790,271	$0	$2,083,577

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.1%

MUNICIPAL BONDS & NOTES 93.3%

ALABAMA 1.7%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051 (a)	$250	$305

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	1,000	1,016

Lower Alabama Gas District Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,500	1,710

Montgomery, Alabama General Obligation Notes, Series 2021
5.000% due 12/01/2030	100	133

		3,164

ALASKA 0.6%

Alaska Housing Finance Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2032	850	1,065

ARIZONA 0.7%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2018
5.000% due 07/01/2029	300	352
5.000% due 07/01/2030	350	408

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	500	626

		1,386

CALIFORNIA 2.7%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
0.500% due 04/01/2056 ~	1,000	1,003

California Health Facilities Financing Authority Revenue Bonds, Series 2020
5.000% due 04/01/2034	750	958

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	1,195	1,231

Los Angeles Department of Airports, California Revenue Bonds, Series 2021
5.000% due 05/15/2032	500	671

Los Angeles Department of Airports, California Revenue Notes, Series 2021
5.000% due 05/15/2031	920	1,245

		5,108

COLORADO 2.0%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	500	588

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 11/15/2049	500	619

Denver Convention Center Hotel Authority, Colorado Revenue Bonds, Series 2016
5.000% due 12/01/2027	1,000	1,182

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
1.123% (0.67*US0001M + 1.050%) due 09/01/2039 ~	760	760

Solaris Metropolitan District No. 3, Colorado General Obligation Notes, Series 2016
3.750% due 12/01/2026	549	573

		3,722

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 6.0%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2027	$1,000	$1,231

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2032	2,000	2,595

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	1,000	1,243

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	1,000	1,261

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,480	2,695

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2030	1,000	1,261

Metropolitan District, Connecticut General Obligation Notes, Series 2019
5.000% due 07/15/2029	750	978

		11,264

DISTRICT OF COLUMBIA 0.3%

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	445	528

FLORIDA 4.5%

Escambia County, Florida Revenue Bonds, Series 2003
2.600% due 06/01/2023	1,000	1,046

Escambia County, Florida Revenue Bonds, Series 2019
2.000% due 11/01/2033	775	808

Florida Municipal Power Agency Revenue Bonds, Series 2015
5.000% due 10/01/2027	500	594

Florida Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 10/01/2031	1,000	1,338

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2029	590	765

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,181

Orlando Utilities Commission, Florida Revenue Bonds, Series 2021
1.250% due 10/01/2046	1,000	996

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2027 (b)	350	310

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.258% due 07/01/2025	1,500	1,515

		8,553

GEORGIA 5.2%

Atlanta Department of Airport Passenger Facility Charge, Georgia Revenue Bonds, Series 2019
4.000% due 07/01/2040	2,000	2,269

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,250	1,333

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	1,000	1,086

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	400	408

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	880	953

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
0.907% (0.67*US0001M + 0.830%) due 08/01/2048 ~	$550	$554

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	750	865

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2034	500	612

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2028	400	499

Municipal Electric Authority of Georgia Revenue Notes, Series 2020
5.000% due 01/01/2026	1,000	1,192

		9,771

GUAM 0.5%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2024	850	961

ILLINOIS 8.2%

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	1,000	1,178

Chicago, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2030	250	270

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,000	1,127

Chicago, Illinois General Obligation Notes, Series 2019
5.000% due 01/01/2028	1,000	1,202

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
4.000% due 11/01/2037	1,000	1,044

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	500	562

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	1,000	1,061

Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	1,000	1,023
5.000% due 08/01/2023	1,990	2,180

Illinois State General Obligation Notes, Series 2021
5.000% due 03/01/2028	500	602

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	575	622

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	1,000	1,287

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	500	617

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	600	789

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	1,500	1,850

		15,414

INDIANA 1.2%

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2031	750	952

Indiana Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 01/01/2035	120	151

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2030	500	644

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	61

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	$500	$549

		2,296

KENTUCKY 1.2%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	1,000	1,096

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,000	1,146

		2,242

LOUISIANA 1.7%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
5.000% due 02/01/2031	750	1,010

Louisiana Public Facilities Authority Revenue Bonds, Series 2016
3.375% due 09/01/2028	1,000	1,000

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	310	319
2.125% due 06/01/2037	860	885

		3,214

MAINE 0.2%

Portland, Maine General Airport Revenue Bonds, Series 2019
5.000% due 01/01/2031	370	464

MARYLAND 1.5%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2035	450	514

Maryland Health & Higher Educational Facilities Authority Revenue Notes, Series 2021
5.000% due 06/01/2029	250	311

Maryland State Transportation Authority Revenue Notes, Series 2021
5.000% due 07/01/2030 (a)	1,500	2,000

		2,825

MASSACHUSETTS 2.4%

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
0.550% (MUNIPSA + 0.500%) due 07/01/2038 ~	750	751

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	500	626

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	840	985

Massachusetts State College Building Authority Revenue Notes, Series 2014
5.000% due 05/01/2024	1,000	1,092

University of Massachusetts Building Authority Revenue Notes, Series 2021
5.000% due 11/01/2029	800	1,059

		4,513

MICHIGAN 2.0%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	1,505	1,862

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	$500	$588

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	1,000	1,246

		3,696

MISSISSIPPI 0.4%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	750	789

MISSOURI 1.5%

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2021
4.000% due 07/01/2028 (a)	1,225	1,479

Kansas City Industrial Development Authority, Missouri Revenue Notes, Series 2020
5.000% due 03/01/2030	1,000	1,278

		2,757

NEBRASKA 0.9%

Nebraska Public Power District Revenue Bonds, Series 2020
0.600% due 01/01/2051	1,600	1,605

NEW HAMPSHIRE 0.4%

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2028	285	326
4.000% due 01/01/2029	300	341

		667

NEW JERSEY 4.7%

New Jersey Economic Development Authority Revenue Notes, Series 2013
5.000% due 01/01/2024	570	639

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	2,250	2,714

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	1,000	1,010

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2036	1,000	1,145

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	500	528

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	750	910

Rutgers The State University of New Jersey Revenue Bonds, Series 2013
5.000% due 05/01/2028	250	275

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2016
5.000% due 01/01/2035	290	330

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2028	1,000	1,264

		8,815

NEW MEXICO 1.1%

New Mexico Finance Authority Revenue Bonds, Series 2013
5.000% due 06/01/2025	805	887

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	$1,000	$1,168

		2,055

NEW YORK 12.4%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.897% (0.67* US0001M + 0.820%) due 11/01/2026 ~	520	520

Metropolitan Transportation Authority, New York Revenue Notes, Series 2016
5.000% due 11/15/2026	1,600	1,938

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	1,000	1,060

Nassau County, New York Interim Finance Authority Revenue Notes, Series 2021
5.000% due 11/15/2030	2,000	2,695

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,000	1,094

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2027	1,000	1,232

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2012
5.000% due 08/01/2029	700	908

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2021
5.000% due 11/01/2031 (a)	1,500	1,993

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2020
5.000% due 11/01/2025	500	601

New York City Water & Sewer System, New York Revenue Notes, Series 2021
5.000% due 06/15/2029	1,100	1,439

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,000	1,260

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	1,000	1,080

New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2030	1,000	1,167

New York State Dormitory Authority Revenue Notes, Series 2021
5.000% due 03/15/2030	2,570	3,365

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	1,162

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	750	911
5.000% due 06/01/2027	750	938

		23,363

NORTH CAROLINA 1.6%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 10/01/2027	1,200	1,266

North Carolina State Revenue Bonds, Series 2019
5.000% due 05/01/2030	500	649

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2025	1,000	1,134

		3,049

OHIO 4.6%

Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2020
5.000% due 12/01/2035	850	1,087

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2019
5.000% due 02/15/2031	$320	$405

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	200	208

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2048	1,000	1,116
5.000% due 06/01/2033	600	764

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2020
5.000% due 01/01/2033	700	910

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	1,000	1,119

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750	917

Northeast Ohio Medical University Revenue Notes, Series 2021
5.000% due 12/01/2027	200	243

Ohio Higher Educational Facility Commission Revenue Notes, Series 2013
5.000% due 12/01/2023	1,000	1,119

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	750	814

		8,702

OREGON 0.7%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2032	600	782

Oregon Health & Science University Revenue Bonds, Series 2012
5.000% due 07/01/2026	575	605

		1,387

PENNSYLVANIA 5.8%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,000	1,236

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	500	587

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	1,000	1,239

Delaware River Joint Toll Bridge Commission, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2026	500	611

Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 01/01/2027	1,000	1,124

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	525	560

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2043	1,500	1,832

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2029	500	649

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
1.121% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	755

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2035	125	154

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
0.650% (MUNIPSA + 0.600%) due 12/01/2023 ~	$1,000	$1,005

Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	250	293

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2016
5.000% due 10/01/2026	660	798

		10,843

PUERTO RICO 2.1%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.679% (0.67*US0003M + 0.520%) due 07/01/2029 ~	345	319

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2027	1,250	1,570

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2031 (b)	1,682	1,289

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	700	751

		3,929

SOUTH DAKOTA 0.3%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2027	535	634

TENNESSEE 2.3%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2025	1,000	1,095

Knoxville, Tennessee Wastewater System Revenue Notes, Series 2021
5.000% due 04/01/2031 (a)	1,500	2,039

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,000	1,214

		4,348

TEXAS 7.6%

Central Texas Regional Mobility Authority Revenue Notes, Series 2021
5.000% due 01/01/2027 (a)	1,000	1,181

Corpus Christi, Texas Utility System Revenue Bonds, Series 2013
5.000% due 07/15/2028	1,000	1,109

Cypress-Fairbanks Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2019
5.000% due 02/15/2030	340	440

Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2012
5.000% due 12/01/2028	325	351

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2027	500	537

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	690	740

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2028	390	499

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,000	1,244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Houston, Texas Combined Utility System Revenue Notes, Series 2017
5.000% due 11/15/2026	$645	$799

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2031	1,000	1,277

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	515	614

North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2026	550	618

Texas Municipal Gas Acquisition & Supply Corp. III Revenue Notes, Series 2021
5.000% due 12/15/2026	500	607

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,140	1,340

Texas Municipal Gas Acquisition and Supply Corp. I Revenue Bonds, Series 2006
1.573% due 12/15/2026 ~	750	746

Texas State University System Revenue Bonds, Series 2017
5.000% due 03/15/2030	330	405

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	1,000	1,290

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2028	375	480

		14,277

UTAH 0.3%

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2018
5.000% due 07/01/2030	500	626

VIRGINIA 0.8%

Amelia County, Virginia Industrial Development Authority Revenue Bonds, Series 2002
3.000% due 04/01/2027	1,500	1,500

WASHINGTON 1.2%

Energy Northwest, Washington Revenue Bonds, Series 2020
5.000% due 07/01/2032	1,000	1,325

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.100% (MUNIPSA + 1.050%) due 01/01/2042 ~	1,000	1,008

		2,333

WEST VIRGINIA 0.7%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	500	518

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	800	822

		1,340

WISCONSIN 1.3%

Wisconsin Center District Revenue Notes, (AGM Insured), Series 2020
0.000% due 12/15/2028 (b)	1,075	947

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2028	900	1,137

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	63

Schedule of Investments	PIMCO National Intermediate Municipal Bond Fund	(Cont.)	March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WPPI Energy, Wisconsin Revenue Notes, Series 2013
5.000% due 07/01/2021	$365	$369

		2,453

Total Municipal Bonds & Notes (Cost $166,837)		175,658

SHORT-TERM INSTRUMENTS 0.8%

MUNICIPAL BONDS & NOTES 0.8%

Los Angeles, California Revenue Notes, Series 2021
4.000% due 06/24/2021	1,500	1,513

Total Municipal Bonds & Notes (Cost $1,513)		1,513

Total Short-Term Instruments (Cost $1,513)		1,513

Total Investments in Securities (Cost $168,350)		177,171

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.3%

SHORT-TERM INSTRUMENTS 9.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.3%

PIMCO Short-Term Floating NAV Portfolio III	1,767,801	$17,431

Total Short-Term Instruments (Cost $17,400)		17,431

Total Investments in Affiliates (Cost $17,400)		17,431

Total Investments 103.4% (Cost $185,750)		$194,602

Other Assets and Liabilities, net (3.4)%		(6,421)

Net Assets 100.0%		$188,181

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$3,164	$0	$3,164
Alaska	0	1,065	0	1,065
Arizona	0	1,386	0	1,386
California	0	5,108	0	5,108
Colorado	0	3,722	0	3,722
Connecticut	0	11,264	0	11,264
District of Columbia	0	528	0	528
Florida	0	8,553	0	8,553
Georgia	0	9,771	0	9,771
Guam	0	961	0	961
Illinois	0	15,414	0	15,414
Indiana	0	2,296	0	2,296
Kentucky	0	2,242	0	2,242
Louisiana	0	3,214	0	3,214
Maine	0	464	0	464
Maryland	0	2,825	0	2,825
Massachusetts	0	4,513	0	4,513
Michigan	0	3,696	0	3,696
Mississippi	0	789	0	789
Missouri	0	2,757	0	2,757
Nebraska	0	1,605	0	1,605
New Hampshire	0	667	0	667
New Jersey	0	8,815	0	8,815
New Mexico	0	2,055	0	2,055

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
New York	$0	$23,363	$0	$23,363
North Carolina	0	3,049	0	3,049
Ohio	0	8,702	0	8,702
Oregon	0	1,387	0	1,387
Pennsylvania	0	10,843	0	10,843
Puerto Rico	0	3,929	0	3,929
South Dakota	0	634	0	634
Tennessee	0	4,348	0	4,348
Texas	0	14,277	0	14,277
Utah	0	626	0	626
Virginia	0	1,500	0	1,500
Washington	0	2,333	0	2,333
West Virginia	0	1,340	0	1,340
Wisconsin	0	2,453	0	2,453
Short-Term Instruments
Municipal Bonds & Notes	0	1,513	0	1,513

	$0	$177,171	$0	$177,171

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$17,431	$0	$0	$17,431

Total Investments	$17,431	$177,171	$0	$194,602

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO New York Municipal Bond Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.0%

MUNICIPAL BONDS & NOTES 90.9%

ALABAMA 0.6%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051 (a)	$3,500	$4,266

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Notes, Series 2020
6.500% due 07/01/2026	1,600	1,677

CALIFORNIA 1.1%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	7,500	7,501

FLORIDA 0.1%

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2038 (c)	1,000	582

GEORGIA 0.4%

Private Colleges & Universities Authority, Georgia Revenue Bonds, Series 2020
4.000% due 09/01/2039	2,000	2,397

ILLINOIS 3.5%

Chicago, Illinois General Obligation Bonds, Series 2014
5.250% due 01/01/2029	1,000	1,091

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,240	1,491
6.000% due 01/01/2038	1,000	1,204

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,730	2,991

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	2,000	2,244

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2023	4,735	5,158

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	2,000	2,204

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	6,000	7,400

		23,783

KENTUCKY 0.4%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	2,500	2,767

LOUISIANA 0.3%

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.100% due 12/01/2040	1,800	2,255

NEW JERSEY 1.2%

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	5,500	6,634

New Jersey State General Obligation Notes, Series 2020
4.000% due 06/01/2030	1,250	1,516

		8,150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 78.5%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2038	$3,750	$4,844
5.000% due 11/01/2040	1,000	1,286

Brookhaven Local Development Corp., New York Revenue Bonds, Series 2020
4.000% due 11/01/2055	2,200	2,296

Broome County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2020
4.000% due 04/01/2034	1,000	1,169
5.000% due 04/01/2031	1,875	2,420
5.000% due 04/01/2033	1,100	1,404

Broome County, New York Local Development Corp. Revenue Notes, (AGM Insured), Series 2020
5.000% due 04/01/2030	1,000	1,299

Build NYC Resource Corp., New York Revenue Bonds, Series 2015
4.000% due 08/01/2031	575	610
5.000% due 08/01/2040	500	549

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	1,500	1,649

Build NYC Resource Corp., New York Revenue Bonds, Series 2017
5.000% due 08/01/2035	400	470
5.000% due 08/01/2036	500	586
5.000% due 11/01/2047 (d)	4,000	6,083

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	2,000	2,265

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2014
5.000% due 07/01/2034	440	505
5.000% due 07/01/2044	1,000	1,149

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	7,000	7,911

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2017
5.000% due 07/01/2034	1,200	1,444
5.000% due 07/01/2035	1,100	1,324

Erie County, New York General Obligation Bonds, Series 2015
5.000% due 09/15/2026	300	359
5.000% due 09/15/2027	275	328
5.000% due 09/15/2028	275	327

Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2011
4.625% due 07/01/2036	1,700	1,712
5.000% due 07/01/2041	1,500	1,511

Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,000	1,188

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	1,865	1,872

Long Island Power Authority, New York Revenue Bonds, Series 2017
5.000% due 09/01/2037	500	610
5.000% due 09/01/2042	2,000	2,414

Long Island Power Authority, New York Revenue Bonds, Series 2020
5.000% due 09/01/2032	1,400	1,849
5.000% due 09/01/2033	1,100	1,447

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
1.000% due 11/01/2032 ~	1,500	1,502

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
0.623% (0.67*US0001M + 0.550%) due 11/01/2041 ~	2,000	1,992
5.000% due 11/15/2036	3,000	3,090

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
0.050% due 11/01/2032	3,000	3,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.897% (0.67* US0001M + 0.820%) due 11/01/2026 ~	$2,185	$2,184
5.000% due 11/15/2032	2,500	2,732

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.000% due 11/15/2046	2,000	2,301
5.250% due 11/15/2056	3,900	4,543

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	2,000	2,120

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
4.000% due 02/01/2022	4,500	4,623
5.000% due 02/01/2023	7,475	8,041

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,500	1,663

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
4.000% due 10/01/2047	2,130	2,244
5.000% due 12/01/2046	1,000	1,148

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2039	1,300	1,492
4.000% due 12/01/2046	2,570	2,898
4.000% due 07/01/2050	475	543

Monroe County, New York Industrial Development Agency Revenue Bonds, Series 2017
5.000% due 05/01/2031	1,500	1,831

Monroe County, New York Industrial Development Agency Revenue Notes, Series 2018
5.000% due 05/01/2028	1,000	1,269

Nassau County, New York General Obligation Bonds, Series 2016
5.000% due 04/01/2038	2,500	2,921

Nassau County, New York General Obligation Notes, Series 2017
5.000% due 10/01/2027	2,500	3,100

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	6,000	6,565

New York City Housing Development Corp. Revenue Bonds, Series 2015
4.350% due 11/01/2048	1,000	1,063

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	2,000	2,020

New York City Housing Development Corp. Revenue Bonds, Series 2020
1.125% due 05/01/2060	2,500	2,516

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (d)	1,000	1,059

New York City Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2020
4.000% due 03/01/2032	1,750	2,101

New York City Industrial Development Agency, New York Revenue Bonds, Series 2020
4.000% due 03/01/2045	3,800	4,271

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
4.000% due 03/01/2031	4,000	4,828

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2030	2,005	2,598
5.000% due 01/01/2031	250	329

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2011
5.000% due 02/01/2027	3,500	3,515

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,220

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	65

Schedule of Investments	PIMCO New York Municipal Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
0.050% due 11/01/2042	$7,600	$7,600

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2015
5.000% due 11/01/2026	2,500	2,993

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	1,000	1,208

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2017
4.000% due 08/01/2042	2,545	2,876
5.000% due 11/01/2033	5,180	6,316

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
0.060% due 08/01/2042	5,000	5,000
5.000% due 05/01/2037	2,500	3,068
5.000% due 05/01/2038	2,500	3,061

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
0.050% due 11/01/2044	1,480	1,480
4.000% due 11/01/2037	2,000	2,331
4.000% due 11/01/2038	5,000	5,810
5.000% due 11/01/2035	3,500	4,380

New York City Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2030	300	377
5.000% due 12/01/2031	250	312
5.000% due 12/01/2032	300	373
5.000% due 12/01/2033	300	372
5.000% due 12/01/2034	575	711
5.000% due 12/01/2035	350	431
5.000% due 12/01/2036	400	491
5.000% due 12/01/2037	275	337
5.000% due 12/01/2038	300	366
5.000% due 12/01/2039	250	304

New York City Trust for Cultural Resources Revenue Bonds, Series 2020
5.000% due 12/01/2031	2,000	2,610
5.000% due 12/01/2032	2,250	2,918

New York City Water & Sewer System, New York Revenue Bonds, Series 2006
0.040% due 06/15/2038	1,690	1,690

New York City Water & Sewer System, New York Revenue Bonds, Series 2009
0.040% due 06/15/2041	1,000	1,000

New York City Water & Sewer System, New York Revenue Bonds, Series 2013
0.060% due 06/15/2050	1,300	1,300

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
0.050% due 06/15/2050	5,000	5,000

New York City Water & Sewer System, New York Revenue Bonds, Series 2016
4.000% due 06/15/2046	2,425	2,727

New York City Water & Sewer System, New York Revenue Bonds, Series 2018
5.000% due 06/15/2040	2,700	3,305

New York City Water & Sewer System, New York Revenue Notes, Series 2020
5.000% due 06/15/2030	1,500	1,998

New York City, General Obligation Bonds, Series 2014
0.060% due 03/01/2040	11,025	11,025

New York City, General Obligation Bonds, Series 2015
0.050% due 06/01/2044	4,000	4,000

New York City, General Obligation Bonds, Series 2016
4.000% due 12/01/2043	1,000	1,109

New York City, General Obligation Bonds, Series 2017
0.050% due 10/01/2046	5,420	5,420

New York City, General Obligation Bonds, Series 2018
0.050% due 12/01/2047	1,285	1,285

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
4.000% due 07/15/2045	5,000	5,627
5.000% due 07/15/2035	2,500	3,110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Convention Center Development Corp. Revenue Bonds, Series 2015
4.000% due 11/15/2045	$500	$534
5.000% due 11/15/2029	1,000	1,155
5.000% due 11/15/2045	2,000	2,250

New York County, New York Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2050 (c)	5,000	924
0.000% due 06/01/2055 (c)	6,375	624

New York County, New York Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	10,500	1,032

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	6,375	8,973

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,000	7,222

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	6,000	6,554

New York Liberty Development Corp. Revenue Bonds, Series 2019
2.625% due 09/15/2069	2,100	2,120
2.800% due 09/15/2069	2,000	1,978

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	3,500	4,028
4.000% due 11/15/2060	2,600	2,980

New York State Dormitory Authority Revenue Bonds, (BHAC/CR/NPFGC Insured), Series 2007
5.000% due 02/15/2027	1,000	1,219

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	1,000	1,012

New York State Dormitory Authority Revenue Bonds, Series 2003
0.050% due 02/15/2031	1,735	1,735

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2026	2,000	2,106
5.000% due 12/15/2026	4,000	4,320

New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 03/15/2028	3,000	3,284

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	2,307
5.000% due 07/01/2050	1,285	1,478

New York State Dormitory Authority Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,100	1,320
5.000% due 02/15/2038	1,600	1,928
5.000% due 07/01/2038	1,000	1,219
5.000% due 07/01/2043	1,530	1,849

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 08/01/2036	4,500	5,072
4.000% due 07/01/2041	2,000	2,291
5.000% due 03/15/2041	3,500	4,258
5.000% due 07/01/2048	1,675	1,996
5.000% due 10/01/2048	1,500	2,279
5.250% due 03/15/2038	3,500	4,431

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2039	5,000	6,182
5.000% due 03/15/2040	5,000	6,165
5.000% due 03/15/2041	2,000	2,460
5.000% due 03/15/2042	6,000	7,359
5.000% due 05/01/2048	5,000	5,763
5.000% due 07/01/2049	3,000	3,658
5.000% due 07/01/2050	5,000	6,172

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2036	5,000	5,886
4.000% due 02/15/2040	3,635	4,177
4.000% due 07/01/2046	3,500	3,943
4.000% due 07/01/2053	9,000	10,209

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Notes, Series 2018
5.000% due 10/01/2028	$2,000	$2,611

New York State Dormitory Authority Revenue Notes, Series 2021
5.000% due 03/15/2029	3,000	3,875

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	4,000	4,649

New York State Environmental Facilities Corp. Revenue Bonds, Series 2018
5.000% due 06/15/2043	2,500	3,088

New York State Environmental Facilities Corp. Revenue Bonds, Series 2020
2.750% due 09/01/2050	3,350	3,453
4.000% due 06/15/2045	1,000	1,150

New York State Housing Finance Agency Revenue Bonds, Series 2019
1.875% due 05/01/2050	910	911

New York State Thruway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2051	3,000	3,482

New York State Thruway Authority Revenue Bonds, Series 2018
4.000% due 01/01/2036	1,000	1,144

New York State Urban Development Corp. Revenue Bonds, Series 2004
0.050% due 03/15/2033	2,000	2,000

New York State Urban Development Corp. Revenue Bonds, Series 2017
4.000% due 03/15/2046	1,560	1,755

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2038	3,000	3,777
5.000% due 03/15/2039	2,875	3,553
5.000% due 03/15/2041	1,000	1,246

New York State Urban Development Corp. Revenue Bonds, Series 2020
5.000% due 03/15/2043	2,500	3,127

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2031	500	602

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.250% due 08/01/2031	3,000	3,649
5.375% due 08/01/2036	1,500	1,804

New York Transportation Development Corp. Revenue Bonds, Series 2021
4.000% due 10/31/2046	3,500	3,919

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	4,000	4,554

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	2,000	2,323
5.000% due 12/01/2028	750	931
5.000% due 12/01/2029	1,345	1,690

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	940	942

Oneida County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2019
4.000% due 12/01/2049	2,000	2,220

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	4,015	4,591
5.000% due 12/01/2045	5,000	6,220

Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.000% due 11/15/2041	1,620	1,919

Port Authority of New York & New Jersey Revenue Bonds, Series 2018
5.000% due 07/15/2038	4,000	4,940
5.000% due 09/01/2048	4,000	4,836

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
5.000% due 09/01/2033	$5,000	$6,377
5.000% due 09/01/2039	2,500	3,126

Saratoga County, New York Capital Resources Corp. Revenue Bonds, Series 2018
5.000% due 07/01/2037	525	639
5.000% due 07/01/2038	300	364

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
4.625% due 11/01/2031	1,250	1,263

Suffolk County, New York General Obligation Notes, (AGM Insured), Series 2019
4.000% due 10/15/2029	5,125	6,035

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
5.000% due 11/15/2044	4,435	5,361

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2042	4,185	5,179
5.000% due 11/15/2043	5,985	7,390

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2033	2,500	3,189

Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
5.200% due 04/01/2037	2,750	2,788

TSASC Inc, New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,000	4,362

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	3,000	3,751

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2053	1,000	951

		527,711

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.7%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	$5,000	$4,597

PUERTO RICO 3.8%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.679% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,970	1,824

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2026	4,000	4,906

Puerto Rico Public Buildings Authority Revenue Bonds, Series 2011
6.000% due 07/01/2041 ^(b)	3,000	2,925

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	5,000	1,532
0.000% due 07/01/2051 (c)	19,500	4,316

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,000	1,072
4.784% due 07/01/2058	8,220	8,916

		25,491

Total Municipal Bonds & Notes (Cost $579,207)		611,177

SHORT-TERM INSTRUMENTS 1.1%

MUNICIPAL BONDS & NOTES 1.1%

Copiague Union Free School District, New York General Obligation Notes, Series 2020
2.000% due 06/24/2021	2,560	2,570

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fredonia Central School District, New York General Obligation Notes, Series 2020
1.250% due 06/17/2021	$1,070	$1,072

Texas State Revenue Notes, Series 2021
4.000% due 08/26/2021	4,000	4,063

Total Municipal Bonds & Notes (Cost $7,701)		7,705

Total Short-Term Instruments (Cost $7,701)		7,705

Total Investments in Securities (Cost $586,908)		618,882

	SHARES
INVESTMENTS IN AFFILIATES 8.3%

SHORT-TERM INSTRUMENTS 8.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%

PIMCO Short-Term Floating NAV Portfolio III	5,677,521	55,980

Total Short-Term Instruments (Cost $55,901)		55,980

Total Investments in Affiliates (Cost $55,901)		55,980

Total Investments 100.3% (Cost $642,809)		$674,862

Other Assets and Liabilities, net (0.3)%		(2,145)

Net Assets 100.0%		$672,717

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$533	$533

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	67

Schedule of Investments	PIMCO New York Municipal Bond Fund	(Cont.)	March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$4,266	$0	$4,266
Arizona	0	1,677	0	1,677
California	0	7,501	0	7,501
Florida	0	582	0	582
Georgia	0	2,397	0	2,397
Illinois	0	23,783	0	23,783
Kentucky	0	2,767	0	2,767
Louisiana	0	2,255	0	2,255
New Jersey	0	8,150	0	8,150
New York	0	527,711	0	527,711

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Pennsylvania	$0	$4,597	$0	$4,597
Puerto Rico	0	25,491	0	25,491
Short-Term Instruments
Municipal Bonds & Notes	0	7,705	0	7,705

	$0	$618,882	$0	$618,882

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$55,980	$0	$0	$55,980

Total Investments	$55,980	$618,882	$0	$674,862

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Short Duration Municipal Income Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.4%

MUNICIPAL BONDS & NOTES 87.2%

ALABAMA 1.1%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2017
4.000% due 08/01/2047	$2,225	$2,317

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	2,750	2,782

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	500	521

		5,620

ARIZONA 0.7%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,500	2,615

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	800	914

		3,529

CALIFORNIA 5.9%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
0.500% due 04/01/2056 ~	2,500	2,507

California County Tobacco Securitization Agency Revenue Notes, Series 2020
4.000% due 06/01/2023	400	431

California Earthquake Authority Revenue Notes, Series 2020
1.327% due 07/01/2022	4,800	4,864

California Health Facilities Financing Authority Revenue Notes, Series 2020
5.000% due 06/01/2024	315	360
5.000% due 06/01/2025	440	518

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.750% due 12/01/2050 ~	2,000	2,018

California Municipal Finance Authority Revenue Bonds, Series 2010
0.180% due 09/01/2021	2,000	2,000

California Public Finance Authority Revenue Bonds, Series 2017
0.030% due 08/01/2052	5,930	5,930

California State General Obligation Notes, Series 2020
2.000% due 11/01/2022	3,500	3,603

Long Beach, California Harbor Revenue Notes, Series 2020
4.000% due 07/15/2021	1,500	1,516

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.678% (US0003M + 0.550%) due 06/01/2034 ~	2,250	2,167

San Diego County, California Regional Transportation Commission Revenue Notes, Series 2021
5.000% due 10/01/2022	2,000	2,143

Southern California Public Power Authority Revenue Bonds, Series 2020
0.650% due 07/01/2040	1,500	1,492

Tobacco Securitization Authority of Southern California Revenue Notes, Series 2019
5.000% due 06/01/2023	625	688

		30,237

COLORADO 0.9%

Colorado Health Facilities Authority Revenue Notes, Series 2020
2.800% due 12/01/2026	750	763

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regional Transportation District, Colorado Revenue Notes, Series 2020
3.000% due 01/15/2026	$610	$664
5.000% due 07/15/2026	550	658

University of Colorado Hospital Authority Revenue Bonds, Series 2017
5.000% due 11/15/2038	2,500	2,546

		4,631

CONNECTICUT 4.3%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 11/01/2021	635	653
5.000% due 08/15/2022	2,030	2,149

Connecticut Special Tax Revenue State Special Tax Notes, Series 2020
5.000% due 05/01/2024	1,000	1,138
5.000% due 05/01/2025	500	588

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	3,000	3,574

Connecticut State General Obligation Bonds, Series 2013
1.000% (MUNIPSA + 0.950%) due 03/01/2024 ~	1,980	2,004

Connecticut State General Obligation Notes, Series 2020
5.000% due 01/15/2025	650	759

Connecticut State General Obligation Notes, Series 2021
4.000% due 01/15/2024	1,000	1,102

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 1999
2.000% due 07/01/2033	2,000	2,031

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
1.100% due 07/01/2048	1,000	1,016

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	4,790	5,205

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2022	1,000	1,061
5.000% due 07/15/2023	500	553

		21,833

DELAWARE 1.1%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.050% due 01/01/2031	1,250	1,270
1.250% due 10/01/2040	4,500	4,483

		5,753

DISTRICT OF COLUMBIA 0.5%

District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	1,070	1,122

Washington Metropolitan Area Transit Authority, District of Columbia Revenue Notes, Series 2020
5.000% due 07/15/2026	1,100	1,345

		2,467

FLORIDA 3.5%

Capital Projects Finance Authority, Florida Revenue Notes, Series 2020
5.000% due 10/01/2027	1,250	1,483

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2025	710	839

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	500	597
5.000% due 10/01/2026	900	1,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida State General Obligation Notes, Series 2015
5.000% due 06/01/2022	$750	$792

Florida State General Obligation Notes, Series 2016
5.000% due 06/01/2022	730	771

JEA Electric System, Florida Revenue Notes, Series 2017
5.000% due 10/01/2024	2,220	2,577

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	3,000	3,542

Miami-Dade County, Florida Expressway Authority Revenue Notes, Series 2013
5.000% due 07/01/2022	675	714

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2023	2,765	3,088

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2025 (b)	125	117

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.258% due 07/01/2025	2,500	2,524

		18,149

GEORGIA 2.1%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,500	1,599

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	1,000	1,033

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	2,500	2,608

Cobb County, Georgia Kennestone Hospital Authority Revenue Notes, Series 2020
5.000% due 04/01/2024	450	510

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
0.907% (0.67*US0001M + 0.830%) due 08/01/2048 ~	1,090	1,099

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	1,400	1,614

Municipal Electric Authority of Georgia Revenue Notes, Series 2020
4.000% due 11/01/2023	1,150	1,257
5.000% due 01/01/2024	750	841

		10,561

IDAHO 0.7%

Idaho Health Facilities Authority Revenue Bonds, Series 2013
0.100% due 12/01/2048	3,700	3,700

ILLINOIS 6.5%

Chicago Transit Authority, Illinois Revenue Notes, Series 2020
1.708% due 12/01/2022	1,500	1,524

Chicago, Illinois General Obligation Bonds, Series 2002
5.250% due 01/01/2022	500	516

Chicago, Illinois General Obligation Bonds, Series 2003
5.000% due 01/01/2022	500	515

Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	3,000	3,086

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
4.000% due 11/01/2037	2,500	2,609

Illinois Finance Authority Revenue Bonds, Series 2020
0.700% due 05/01/2040	1,700	1,698

Illinois Finance Authority Revenue Bonds, Series 2021
0.750% due 05/01/2042 ~	1,500	1,501

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	69

Schedule of Investments	PIMCO Short Duration Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois Finance Authority Revenue Notes, Series 2020
5.000% due 08/15/2026	$750	$917

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	3,250	3,561

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2022	2,290	2,404

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	2,000	2,204

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	1,000	1,161
5.125% due 05/01/2022	1,250	1,310

Illinois State Revenue Bonds, (BAM Insured), Series 2016
4.000% due 06/15/2027	1,250	1,384

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2023	1,795	1,941

Illinois State Revenue Notes, Series 2016
5.000% due 06/15/2022	1,385	1,450

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2025	1,000	1,164
5.000% due 01/01/2026	750	900

Kane McHenry Cook &, Delaware Kalb Counties Unit School District No 300, Illinois General Obligation Notes, Series 2021
4.000% due 01/01/2023	1,000	1,065

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,000	1,096

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
6.000% due 07/01/2021	1,285	1,303

		33,309

INDIANA 1.6%

Indiana Finance Authority Revenue Bonds, Series 2009
0.060% due 11/01/2039	900	900

Indiana Finance Authority Revenue Bonds, Series 2011
1.650% due 03/01/2027	1,500	1,517

Indianapolis, Indiana Revenue Notes, Series 2019
1.400% due 09/01/2022	4,500	4,522

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,250	1,371

		8,310

IOWA 0.3%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
0.158% due 08/15/2032	1,750	1,693

KANSAS 1.0%

Kansas Department of Transportation State Revenue Bonds, Series 2004
0.581% (0.7*US0001M + 0.500%) due 09/01/2024 ~	5,150	5,170

KENTUCKY 1.0%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,500	2,741

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,250	1,432

Louisville & Jefferson County, Kentucky Metropolitan Government Revenue Bonds, Series 2007
1.650% due 06/01/2033	1,000	1,002

		5,175

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 1.7%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
0.600% due 05/01/2043	$3,000	$2,999

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2020
0.875% due 02/01/2046	2,000	1,988

Louisiana State Citizens Property Insurance Corp. Revenue Notes, (AGM Insured), Series 2015
5.000% due 06/01/2021	775	781

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	700	720
2.125% due 06/01/2037	2,000	2,059

		8,547

MARYLAND 0.5%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,045	1,231

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	1,000	1,156

		2,387

MASSACHUSETTS 2.6%

Commonwealth of Massachusetts General Obligation Bonds, Series 2014
1.700% due 08/01/2043	2,350	2,392

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
5.000% due 06/01/2044	2,000	2,204

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
0.550% (MUNIPSA + 0.500%) due 07/01/2038 ~	2,500	2,504

Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2022	700	741
5.000% due 07/01/2023	750	828

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	1,710	2,004

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	2,250	2,437

		13,110

MICHIGAN 2.6%

Michigan Finance Authority Revenue Bonds, Series 2015
0.550% due 10/15/2038 ~	3,750	3,751

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	4,250	4,378

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	4,250	4,623

Waterford School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2021
4.000% due 05/01/2024 (a)	600	665

		13,417

MINNESOTA 0.1%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2016
5.000% due 01/01/2022	250	259

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSISSIPPI 1.0%

Lowndes County, Mississippi Revenue Bonds, Series 1992
6.800% due 04/01/2022	$3,000	$3,180

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	2,000	2,104

		5,284

MISSOURI 0.7%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2021
4.000% due 05/01/2051 (a)	2,000	2,321

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2021
4.000% due 07/01/2026 (a)	1,250	1,461

		3,782

MONTANA 0.2%

Montana Facility Finance Authority Revenue Bonds, Series 2018
0.600% (MUNIPSA + 0.550%) due 08/15/2037 ~	990	992

NEBRASKA 0.5%

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
5.000% due 11/15/2053	1,100	1,301

Lincoln, Nebraska Electric System Revenue Notes, Series 2013
5.000% due 09/01/2021	1,015	1,035

Municipal Energy Agency of Nebraska Revenue Notes, Series 2016
5.000% due 04/01/2021	445	445

		2,781

NEVADA 0.6%

Clark County, Nevada Revenue Bonds, Series 2017
1.650% due 01/01/2036	1,700	1,743

Washoe County, Nevada Revenue Bonds, Series 2016
1.850% due 03/01/2036	1,500	1,522

		3,265

NEW JERSEY 4.6%

New Jersey Economic Development Authority Revenue Bonds, Series 2013
1.650% due 03/01/2028 ~	3,500	3,508

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	1,250	1,508

New Jersey Economic Development Authority Revenue Notes, Series 2020
1.000% due 06/01/2023	850	857

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2025	2,500	2,943
5.000% due 06/01/2026	7,000	8,461

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2006
5.500% due 12/15/2021	1,390	1,441

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2021	1,000	1,009

New Jersey Turnpike Authority Revenue Notes, Series 2020
5.000% due 01/01/2028	1,000	1,215

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2022	2,250	2,372

		23,314

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW MEXICO 1.4%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	$3,500	$3,535

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	3,000	3,503

		7,038

NEW YORK 13.7%

Long Island Power Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2028	2,500	3,214

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
1.000% due 11/01/2032 ~	2,000	2,003

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.897% (0.67* US0001M + 0.820%) due 11/01/2026 ~	865	864

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2028	2,875	3,557

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	1,400	1,484

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	3,000	3,227

Monroe County Industrial Development Corp., New York Revenue Notes, Series 2020
5.000% due 12/01/2021	400	412
5.000% due 12/01/2023	500	557

New York City Housing Development Corp. Revenue Bonds, (FHA Insured), Series 2020
0.700% due 11/01/2060	3,000	3,005

New York City Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	1,750	1,818

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	1,500	1,515

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2029	1,000	1,269

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2025	1,000	1,164
5.000% due 01/01/2026	250	300

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2002
5.000% due 11/01/2022	2,500	2,691

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2015
5.000% due 11/01/2021	875	900

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2020
5.000% due 11/01/2021	1,500	1,542

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2021
5.000% due 11/01/2026 (a)	3,000	3,704

New York City Trust for Cultural Resources Revenue Bonds, Series 2014
0.230% due 04/01/2044 ~	1,800	1,800

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
0.050% due 06/15/2050	6,000	6,000

New York City Water & Sewer System, New York Revenue Notes, Series 2021
5.000% due 06/15/2026	2,570	3,149

New York City, General Obligation Bonds, Series 2012
0.210% due 04/01/2042	5,000	5,000

New York City, General Obligation Bonds, Series 2015
0.050% due 06/01/2044	13,000	13,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 09/15/2022	$2,600	$2,782

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	3,000	3,129

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2023	750	833

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2021	1,500	1,511

		70,430

NORTH CAROLINA 0.6%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2018
0.060% due 01/15/2048	1,500	1,500

University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
0.477% (0.67*US0001M + 0.400%) due 12/01/2041 ~	1,500	1,503

		3,003

OHIO 0.9%

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	1,355	1,475
5.000% due 11/15/2024	725	836

Ohio Higher Educational Facility Commission Revenue Bonds, Series 2019
0.501% due 10/01/2044 ~	1,000	1,001

Ohio Higher Educational Facility Commission Revenue Notes, Series 2016
5.000% due 12/01/2022	1,415	1,526

		4,838

OREGON 0.2%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2025	450	530

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
0.000% due 06/15/2024 (c)	250	284

		814

PENNSYLVANIA 6.5%

Bethlehem Area School District, Pennsylvania Revenue Bonds, Series 2017
0.566% (0.7*US0001M + 0.490%) due 01/01/2030 ~	1,750	1,750

Commonwealth of Pennsylvania General Obligation Bonds, Series 2020
4.000% due 05/01/2033	5,000	6,060

Commonwealth of Pennsylvania General Obligation Notes, Series 2020
5.000% due 05/01/2022	2,150	2,260

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2025	1,100	1,305

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	1,500	1,612

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
0.770% (MUNIPSA + 0.720%) due 09/01/2051 ~	1,500	1,500

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
1.121% (0.7*US0001M + 1.040%) due 08/15/2048 ~	1,500	1,511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2008
0.400% due 10/01/2023	$2,280	$2,279

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	2,750	2,796

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,085

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
3.000% due 01/01/2022	720	730

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2021
4.000% due 10/15/2022 (a)	600	635

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
0.650% (MUNIPSA + 0.600%) due 12/01/2023 ~	3,300	3,317

Pennsylvania Turnpike Commission Revenue Notes, Series 2021
3.000% due 12/01/2022 (a)	500	524

Pittsburgh Water & Sewer Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2017
0.700% due 09/01/2040 ~	3,500	3,508

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2020
4.000% due 07/01/2024	900	981
4.000% due 07/01/2026	1,250	1,411

		33,264

PUERTO RICO 0.9%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2027	3,750	4,710

SOUTH CAROLINA 1.3%

County Square Redevelopment Corp., South Carolina Revenue Notes, Series 2021
2.000% due 03/03/2022	2,000	2,034

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2018
0.937% due 10/01/2048 ~	2,000	2,019

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	2,250	2,656

		6,709

TENNESSEE 1.1%

Memphis, Tennessee Gas Revenue Notes, Series 2020
4.000% due 12/01/2021	500	513
4.000% due 12/01/2022	500	532

Memphis-Shelby County, Tennessee Airport Authority Revenue Notes, Series 2021
5.000% due 07/01/2022 (a)	2,000	2,120
5.000% due 07/01/2023 (a)	2,250	2,489

		5,654

TEXAS 8.1%

Carrollton-Farmers Branch Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2021
5.000% due 02/15/2023	2,000	2,176

Central Texas Regional Mobility Authority Revenue Notes, Series 2020
5.000% due 01/01/2025	2,000	2,269

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.950% due 08/01/2049	1,055	1,080

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	71

Schedule of Investments	PIMCO Short Duration Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goose Creek Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
0.270% due 10/01/2049	$1,500	$1,501

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2020
5.000% due 06/01/2032	2,045	2,349

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2024	650	754

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
2.400% due 06/01/2030	2,500	2,509

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
4.000% due 06/01/2039	2,300	2,473

Lower Colorado River Authority, Texas Revenue Notes, Series 2018
5.000% due 05/15/2021	1,000	1,005

North Texas Tollway Authority Revenue Notes, Series 2015
5.000% due 01/01/2024	675	758

North Texas Tollway Authority Revenue Notes, Series 2017
5.000% due 01/01/2022	975	1,009

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	2,000	2,107

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	1,665	1,723

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2020
0.700% due 06/01/2050	1,500	1,502

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	1,250	1,290

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
5.000% due 02/01/2026	2,500	3,023

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	1,500	1,560

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2019
1.750% due 12/01/2045	2,500	2,575

Texas Municipal Gas Acquisition & Supply Corp. III Revenue Notes, Series 2021
5.000% due 12/15/2025	1,000	1,186

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	570	670

Texas Municipal Gas Acquisition and Supply Corp. I Revenue Bonds, Series 2006
0.823% due 12/15/2026 ~	2,990	2,999
1.573% due 12/15/2026 ~	1,500	1,491

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 04/15/2024	1,000	1,142
5.000% due 10/15/2024	500	581

Wylie Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
0.000% due 08/15/2021 (b)	1,905	1,904

		41,636

UTAH 0.4%

Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057	1,800	2,032

VIRGINIA 1.6%

Fairfax County, Virginia General Obligation Notes, Series 2021
4.000% due 10/01/2025	5,000	5,801

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2010
1.200% due 11/01/2040	$2,100	$2,138

		7,939

WASHINGTON 2.0%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
0.500% (MUNIPSA + 0.450%) due 11/01/2045 ~	2,500	2,513

Energy Northwest, Washington Revenue Notes, Series 2020
5.000% due 07/01/2027	1,250	1,575

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
0.540% (MUNIPSA + 0.490%) due 11/01/2046 ~	1,750	1,756

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.100% (MUNIPSA + 1.050%) due 01/01/2042 ~	2,500	2,521

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	1,900	2,127

		10,492

WEST VIRGINIA 1.0%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	1,000	1,036

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	2,600	2,671

West Virginia Economic Development Authority Revenue Bonds, Series 2009
2.625% due 12/01/2042	1,250	1,282

		4,989

WISCONSIN 1.2%

Milwaukee, Wisconsin General Obligation Notes, Series 2019
5.000% due 04/01/2023	3,500	3,811

Public Finance Authority, Wisconsin Revenue Notes, Series 2020
5.000% due 06/01/2023	325	357
5.000% due 06/01/2025	395	464
5.000% due 06/01/2026	550	665

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2023	750	821

		6,118

Total Municipal Bonds & Notes (Cost $438,313)		446,941

SHORT-TERM INSTRUMENTS 9.2%

COMMERCIAL PAPER 1.0%

Long Island Power Authority
0.150% due 04/22/2021	5,000	5,000

MUNICIPAL BONDS & NOTES 8.2%

Borough of Ship Bottom, New Jersey General Obligation Notes, Series 2020
1.250% due 09/24/2021	5,000	5,026

Copiague Union Free School District, New York General Obligation Notes, Series 2020
2.000% due 06/24/2021	4,000	4,016

Erie County, New York General Obligation Notes, Series 2020
3.000% due 06/24/2021	2,000	2,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fredonia Central School District, New York General Obligation Notes, Series 2020
1.250% due 06/17/2021	$3,000	$3,005

General Brown Central School District, New York General Obligation Notes, Series 2020
1.250% due 06/25/2021	2,060	2,065

Los Angeles County Schools, California Certificates of Participation Notes, Series 2021
2.000% due 12/30/2021	5,000	5,070

Los Angeles, California Revenue Notes, Series 2021
4.000% due 06/24/2021	3,250	3,279

Nassau County, New York General Obligation Notes, Series 2021
2.000% due 12/10/2021	5,600	5,670

Rochester, New York General Obligation Notes, Series 2020
2.000% due 08/04/2021	3,300	3,321

Syracuse, New York General Obligation Notes, Series 2020
2.000% due 07/30/2021	4,000	4,022

Texas Municipal Gas Acquisition & Supply Corp. III Revenue Notes, Series 2021
5.000% due 12/15/2021	1,000	1,033

Texas State Revenue Notes, Series 2021
4.000% due 08/26/2021	3,500	3,555

Total Municipal Bonds & Notes (Cost $42,061)		42,075

Total Short-Term Instruments (Cost $47,061)		47,075

Total Investments in Securities (Cost $485,374)		494,016

	SHARES
INVESTMENTS IN AFFILIATES 4.7%

SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%

PIMCO Short-Term Floating NAV Portfolio III	2,460,244	24,258

Total Short-Term Instruments (Cost $24,238)		24,258

Total Investments in Affiliates (Cost $24,238)		24,258

Total Investments 101.1% (Cost $509,612)		$518,274

Other Assets and Liabilities, net (1.1)%		(5,673)

Net Assets 100.0%		$512,601

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$5,620	$0	$5,620
Arizona	0	3,529	0	3,529
California	0	30,237	0	30,237
Colorado	0	4,631	0	4,631
Connecticut	0	21,833	0	21,833
Delaware	0	5,753	0	5,753
District of Columbia	0	2,467	0	2,467
Florida	0	18,149	0	18,149
Georgia	0	10,561	0	10,561
Idaho	0	3,700	0	3,700
Illinois	0	33,309	0	33,309
Indiana	0	8,310	0	8,310
Iowa	0	1,693	0	1,693
Kansas	0	5,170	0	5,170
Kentucky	0	5,175	0	5,175
Louisiana	0	8,547	0	8,547
Maryland	0	2,387	0	2,387
Massachusetts	0	13,110	0	13,110
Michigan	0	13,417	0	13,417
Minnesota	0	259	0	259
Mississippi	0	5,284	0	5,284
Missouri	0	3,782	0	3,782
Montana	0	992	0	992
Nebraska	0	2,781	0	2,781
Nevada	0	3,265	0	3,265
New Jersey	0	23,314	0	23,314

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
New Mexico	$0	$7,038	$0	$7,038
New York	0	70,430	0	70,430
North Carolina	0	3,003	0	3,003
Ohio	0	4,838	0	4,838
Oregon	0	814	0	814
Pennsylvania	0	33,264	0	33,264
Puerto Rico	0	4,710	0	4,710
South Carolina	0	6,709	0	6,709
Tennessee	0	5,654	0	5,654
Texas	0	41,636	0	41,636
Utah	0	2,032	0	2,032
Virginia	0	7,939	0	7,939
Washington	0	10,492	0	10,492
West Virginia	0	4,989	0	4,989
Wisconsin	0	6,118	0	6,118
Short-Term Instruments
Commercial Paper	0	5,000	0	5,000
Municipal Bonds & Notes	0	42,075	0	42,075

	$0	$494,016	$0	$494,016

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24,258	$0	$0	$24,258

Total Investments	$24,258	$494,016	$0	$518,274

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	73

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A, Class C and Class C-2 shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Funds’ Class C and Class C-2 shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C and Class C-2 shares to Class A shares, as described in Appendix B to the applicable Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO California Municipal Bond Fund	Daily	Monthly

PIMCO California Short Duration Municipal Income Fund	Daily	Monthly

PIMCO High Yield Municipal Bond Fund	Daily	Monthly

PIMCO Municipal Bond Fund	Daily	Monthly

PIMCO National Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO New York Municipal Bond Fund	Daily	Monthly

PIMCO Short Duration Municipal Income Fund	Daily	Monthly

74	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2021

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for

ANNUAL REPORT	|	MARCH 31, 2021	75

Notes to Financial Statements	(Cont.)

both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or

Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a

76	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2021

senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

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Notes to Financial Statements	(Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared

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swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO California Intermediate Municipal Bond Fund	$3,392	$80,945	$(66,501)	$8	$23	$17,867	$45	$0

PIMCO California Municipal Bond Fund	2,164	73,525	(63,699)	(2)	17	12,005	27	0

PIMCO California Short Duration Municipal Income Fund	732	122,640	(114,110)	49	(2)	9,309	39	0

PIMCO High Yield Municipal Bond Fund	118,618	1,731,173	(1,662,900)	(46)	618	187,463	773	0

PIMCO Municipal Bond Fund	102,994	954,743	(765,076)	(250)	895	293,306	742	0

PIMCO National Intermediate Municipal Bond Fund	12,345	69,547	(64,500)	(19)	58	17,431	47	0

PIMCO New York Municipal Bond Fund	71,366	226,224	(241,901)	(217)	508	55,980	224	0

PIMCO Short Duration Municipal Income Fund	7,734	638,438	(622,000)	38	48	24,258	137	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements	(Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If

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multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

A Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013 regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure, in which the Funds hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Funds as the TOB residual holders.

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Notes to Financial Statements	(Cont.)

The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended March 31, 2021, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate

PIMCO California Municipal Bond Fund	$608	0.61%

PIMCO High Yield Municipal Bond Fund	$77,268	0.69%

PIMCO Municipal Bond Fund	$35,250	0.71%

PIMCO New York Municipal Bond Fund	$3,750	0.72%

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

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Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific

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Notes to Financial Statements	(Cont.)

underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund	PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund
Risks

Small Fund	—	X	—	—	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	—	X	—

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Municipal Bond	X	X	X	X	X	X	X	X

California State-Specific	X	X	X	X	X	X	—	X

New York State-Specific	—	—	—	X	X	X	X	X

Municipal Project-Specific	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

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Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Bond Risk  is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

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Notes to Financial Statements	(Cont.)

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is

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intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward

Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements	(Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C	Class C-2
PIMCO California Intermediate Municipal Bond Fund	0.225%	0.22%	0.32%	N/A		0.30%	0.30%	N/A
PIMCO California Municipal Bond Fund	0.21%	0.23%	0.33%	N/A		0.33%	0.33%	N/A
PIMCO California Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	N/A		0.30%	N/A	N/A
PIMCO High Yield Municipal Bond Fund	0.30%	0.25%	0.35%	0.45%	(1)*	0.30%	0.30%	N/A
PIMCO Municipal Bond Fund	0.20%	0.24%	0.34%	0.44%	(1)*	0.30%	0.30%	N/A
PIMCO National Intermediate Municipal Bond Fund	0.22%	0.23%	0.33%	N/A		0.33%	0.33%	N/A
PIMCO New York Municipal Bond Fund	0.225%	0.22%	0.32%	0.42%	(1)*	0.30%	0.30%	N/A
PIMCO Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	0.35%	(1)*	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class C-2 shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class C-2 shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and up to 0.50% for Class C-2 shares, and in connection with personal services rendered to Class A, Class C and Class C-2 shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class C-2 shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Short Duration Municipal Income Fund	0.30%	0.25%

PIMCO Municipal Bond Fund and PIMCO National Intermediate Municipal Bond Fund	0.50%	0.25%

All other Funds	0.75%	0.25%
Class C-2

PIMCO Short Duration Municipal Income Fund	0.50%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

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(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of the PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, there were no waivers.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Notes to Financial Statements	(Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Intermediate Municipal Bond Fund	$0	$0	$63,080	$38,894

PIMCO California Municipal Bond Fund	0	0	62,902	20,831

PIMCO California Short Duration Municipal Income Fund	0	0	70,843	61,802

PIMCO High Yield Municipal Bond Fund	0	0	2,112,923	818,293

PIMCO Municipal Bond Fund	0	0	1,151,694	550,287

PIMCO National Intermediate Municipal Bond Fund	0	0	71,660	26,002

PIMCO New York Municipal Bond Fund	0	0	256,598	178,176

PIMCO Short Duration Municipal Income Fund	0	0	347,344	127,749

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Intermediate Municipal Bond Fund				PIMCO California Municipal Bond Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4,184	$42,319	1,822	$18,172	3,333	$38,470	1,534	$17,324

I-2	675	6,837	400	3,997	1,496	17,392	449	5,001

Class A	1,827	18,503	4,699	46,933	2,598	30,161	1,656	18,509

Class C	89	897	244	2,442	88	1,024	110	1,221

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	98	988	94	938	49	569	22	246

I-2	37	370	37	372	19	217	7	77

Class A	122	1,232	114	1,147	49	571	55	625

Class C	7	71	9	86	2	20	3	31

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(1,238)	(12,464)	(1,199)	(11,633)	(1,278)	(14,824)	(522)	(5,739)

I-2	(522)	(5,263)	(283)	(2,807)	(83)	(971)	(151)	(1,673)

Class A	(1,507)	(15,128)	(2,698)	(26,657)	(1,397)	(16,144)	(856)	(9,471)

Class C	(325)	(3,310)	(383)	(3,811)	(32)	(367)	(121)	(1,344)

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	3,447	$35,052	2,856	$29,179	4,844	$56,118	2,186	$24,807

90	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2021

	PIMCO California Short Duration Municipal Income Fund				PIMCO High Yield Municipal Bond Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	5,049	$50,247	6,211	$61,513	160,481	$1,522,006	41,671	$389,741

I-2	857	8,505	372	3,665	47,226	442,179	25,714	241,805

Class A	2,939	29,199	1,752	17,407	41,861	392,779	44,019	412,477

Class C	N/A	N/A	N/A	N/A	1,768	16,659	3,100	29,159

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	117	1,165	157	1,554	3,368	31,938	2,250	21,178

I-2	17	174	22	219	1,243	11,770	706	6,653

Class A	25	248	31	309	2,254	21,252	2,415	22,735

Class C	N/A	N/A	N/A	N/A	185	1,738	233	2,189

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(4,537)	(45,197)	(4,725)	(46,683)	(70,509)	(668,331)	(37,389)	(348,128)

I-2	(563)	(5,619)	(457)	(4,525)	(16,125)	(151,348)	(16,417)	(150,911)

Class A	(2,393)	(23,790)	(1,237)	(12,225)	(24,514)	(229,616)	(35,676)	(330,665)

Class C	N/A	N/A	N/A	N/A	(4,474)	(42,304)	(3,176)	(29,516)

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	1,511	$14,932	2,126	$21,234	142,764	$1,348,722	27,450	$266,717

ANNUAL REPORT	|	MARCH 31, 2021	91

Notes to Financial Statements	(Cont.)

	PIMCO Municipal Bond Fund				PIMCO National Intermediate Municipal Bond Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	29,225	$298,188	17,538	$176,690	2,929	$31,947	3,043	$32,616

I-2	33,818	343,842	13,685	138,124	2,460	27,016	1,166	12,577

Class A	51,766	529,762	21,578	217,541	1,570	17,206	1,580	16,913

Class C	1,731	17,709	1,719	17,308	79	875	80	871

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	978	10,026	872	8,813	140	1,530	119	1,291

I-2	679	6,969	465	4,699	64	701	49	530

Class A	1,261	12,959	1,057	10,689	65	706	63	683

Class C	76	775	123	1,243	3	28	4	39

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(14,727)	(150,329)	(9,320)	(92,591)	(1,688)	(18,316)	(771)	(8,307)

I-2	(15,540)	(159,936)	(6,363)	(63,521)	(613)	(6,715)	(469)	(5,028)

Class A	(13,143)	(134,875)	(9,833)	(98,198)	(1,102)	(11,939)	(875)	(9,333)

Class C	(3,370)	(34,960)	(3,015)	(30,222)	(90)	(985)	(155)	(1,673)

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	72,754	$740,130	28,506	$290,575	3,817	$42,054	3,834	$41,179

92	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2021

PIMCO New York Municipal Bond Fund				PIMCO Short Duration Municipal Income Fund

Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021				Year Ended 03/31/2020

Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount

5,883	$68,253	7,195	$82,762	12,999		$111,088		6,686	$56,448

3,161	36,767	3,396	39,030	12,814		109,414		4,915	41,681

10,180	118,482	22,427	257,900	56,354		481,883		9,911	84,138

282	3,262	1,223	14,059	215		1,841		325	2,736

N/A	N/A	N/A	N/A	10	(a)	85	(a)	N/A	N/A

284	3,305	231	2,666	207		1,765		212	1,798

97	1,130	61	708	91		777		65	549

560	6,516	566	6,527	184		1,576		171	1,448

19	223	27	307	4		33		7	63

N/A	N/A	N/A	N/A	0	(a)	0	(a)	N/A	N/A

(3,668)	(42,621)	(2,677)	(30,163)	(4,989)		(42,602)		(5,430)	(45,839)

(1,066)	(12,318)	(981)	(11,244)	(7,027)		(60,182)		(3,712)	(31,399)

(10,620)	(123,355)	(7,605)	(86,417)	(40,919)		(350,171)		(8,107)	(68,573)

(588)	(6,860)	(791)	(9,019)	(415)		(3,553)		(404)	(3,416)

N/A	N/A	N/A	N/A	(6	)(a)	(50	)(a)	N/A	N/A

4,524	$52,784	23,072	$267,116	29,522		$251,904		4,639	$39,634

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class C-2 was October 21, 2020.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Intermediate Municipal Bond Fund	1	0	19%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	|	MARCH 31, 2021	93

Notes to Financial Statements	(Cont.)

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO California Intermediate Municipal Bond Fund	$364	$0	$0	$10,748	($68)	($2,299)	$0	$0	$8,745

PIMCO California Municipal Bond Fund	0	0	0	4,535	(9)	(387)	0	0	4,139

PIMCO California Short Duration Municipal Income Fund	212	0	0	2,300	(6)	(5,200)	0	0	(2,694)

PIMCO High Yield Municipal Bond Fund	5,117	4,326	0	150,269	(703)	0	0	0	159,009

PIMCO Municipal Bond Fund	3,967	0	0	104,209	(446)	(5,816)	0	0	101,914

PIMCO National Intermediate Municipal Bond Fund	32	0	0	8,768	(6)	(1,918)	0	0	6,876

PIMCO New York Municipal Bond Fund	66	0	0	31,313	(14)	(2,910)	0	0	28,455

PIMCO Short Duration Municipal Income Fund	536	0	0	8,404	(1)	(9,438)	0	0	(499)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on inverse floater transactions and defaulted securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Intermediate Municipal Bond Fund	$2,299	$0

PIMCO California Municipal Bond Fund	365	22

PIMCO California Short Duration Municipal Income Fund	5,003	197

PIMCO High Yield Municipal Bond Fund	0	0

PIMCO Municipal Bond Fund	4,211	1,605

PIMCO National Intermediate Municipal Bond Fund	1,393	525

PIMCO New York Municipal Bond Fund	2,910	0

PIMCO Short Duration Municipal Income Fund	7,512	1,926

†	A zero balance may reflect actual amounts rounding to less than one thousand.

94	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2021

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO California Intermediate Municipal Bond Fund	$211,949	$11,029	$(280)	$10,749

PIMCO California Municipal Bond Fund	111,039	4,951	(413)	4,538

PIMCO California Short Duration Municipal Income Fund	160,590	2,542	(243)	2,299

PIMCO High Yield Municipal Bond Fund	3,042,982	188,507	(37,825)	150,682

PIMCO Municipal Bond Fund	1,979,155	107,473	(3,051)	104,422

PIMCO National Intermediate Municipal Bond Fund	185,833	9,015	(247)	8,768

PIMCO New York Municipal Bond Fund	643,508	32,280	(926)	31,354

PIMCO Short Duration Municipal Income Fund	509,870	8,644	(240)	8,404

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, inverse floater transactions, and defaulted securities.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2021				March 31, 2020

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO California Intermediate Municipal Bond Fund	$3,564	$60	$0	$0	$3,490	$144	$0	$0

PIMCO California Municipal Bond Fund	1,443	59	0	0	974	68	0	0

PIMCO California Short Duration Municipal Income Fund	1,617	42	0	0	2,018	100	0	0

PIMCO High Yield Municipal Bond Fund	57,591	11,910	7,312	0	52,717	7,728	1,301	0

PIMCO Municipal Bond Fund	34,142	1,919	0	0	28,425	1,849	0	0

PIMCO National Intermediate Municipal Bond Fund	2,924	112	0	0	2,471	110	0	0

PIMCO New York Municipal Bond Fund	11,082	257	0	0	9,899	519	0	0

PIMCO Short Duration Municipal Income Fund	4,017	150	0	0	3,701	214	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2021	95

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (eight of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

96	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Index/Spread Abbreviations:

MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0001M	ICE 1-Month USD LIBOR	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:

AGC	Assured Guaranty Corp.	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.

AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	PSF	Public School Fund

AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	Q-SBLF	Qualified School Bond Loan Fund

BAM	Build America Mutual Assurance	FHLMC	Federal Home Loan Mortgage Corp.	SGI	Syncora Guarantee, Inc.

BHAC	Berkshire Hathaway Assurance Corporation	FNMA	Federal National Mortgage Association

CM	California Mortgage Insurance	GNMA	Government National Mortgage Association

Other Abbreviations:

TBA	To-Be-Announced

ANNUAL REPORT	|	MARCH 31, 2021	97

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction%	Qualified Dividend Income%	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO California Intermediate Municipal Bond Fund	0%	0%	$3,624	$0

PIMCO California Municipal Bond Fund	0%	0%	1,502	0

PIMCO California Short Duration Municipal Income Fund	0%	0%	1,659	0

PIMCO High Yield Municipal Bond Fund	0%	0%	62,510	6,991

PIMCO Municipal Bond Fund	0%	0%	36,061	0

PIMCO National Intermediate Municipal Bond Fund	0%	0%	3,036	0

PIMCO New York Municipal Bond Fund	0%	0%	11,339	0

PIMCO Short Duration Municipal Income Fund	0%	0%	4,167	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends%

PIMCO California Intermediate Municipal Bond Fund	0%

PIMCO California Municipal Bond Fund	0%

PIMCO California Short Duration Municipal Income Fund	0%

PIMCO High Yield Municipal Bond Fund	0%

PIMCO Municipal Bond Fund	0%

PIMCO National Intermediate Municipal Bond Fund	0%

PIMCO New York Municipal Bond Fund	0%

PIMCO Short Duration Municipal Income Fund	0%

98	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2021	99

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

100	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	MARCH 31, 2021	101

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through

December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

102	PIMCO TAX-EFFICIENT STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3009AR_033121

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	March 31, 2021	$6,291,816
	March 31, 2020	$5,512,663

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	March 31, 2021	$—
	March 31, 2020	$—

(c)	Fiscal Year Ended	Tax Fees
	March 31, 2021	$—
	March 31, 2020	$29,000

(d)	Fiscal Year Ended	All Other Fees (2)
	March 31, 2021	$—
	March 31, 2020	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the

“Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	March 31, 2021	March 31, 2020
PIMCO Funds	$—	$29,000
Pacific Investment Management Company LLC (“PIMCO”)	18,878,070	12,074,737

Totals	$18,878,070	$12,103,737

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	June 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	June 3, 2021

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	June 3, 2021